UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Variable Insurance Trust

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (800) 927-4648

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO All Asset Portfolio – Administrative Class

•	PIMCO All Asset Portfolio – Institutional Class

•	PIMCO All Asset Portfolio – Advisor Class

•	PIMCO All Asset Portfolio – Class M

•	PIMCO CommodityRealReturn® Strategy Portfolio – Administrative Class

•	PIMCO CommodityRealReturn® Strategy Portfolio – Institutional Class

•	PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class

•	PIMCO Emerging Markets Bond Portfolio – Administrative Class

•	PIMCO Emerging Markets Bond Portfolio – Institutional Class

•	PIMCO Emerging Markets Bond Portfolio – Advisor Class

•	PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) – Administrative Class

•	PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) – Institutional Class

•	PIMCO Foreign Bond Portfolio (Unhedged) – Administrative Class

•	PIMCO Foreign Bond Portfolio (Unhedged) – Institutional Class

•	PIMCO Foreign Bond Portfolio (Unhedged) – Advisor Class

•	PIMCO Global Advantage® Strategy Bond Portfolio – Administrative Class

•	PIMCO Global Bond Portfolio (Unhedged) – Administrative Class

•	PIMCO Global Bond Portfolio (Unhedged) – Institutional Class

•	PIMCO Global Bond Portfolio (Unhedged) – Advisor Class

•	PIMCO Global Diversified Allocation Portfolio – Administrative Class

•	PIMCO Global Multi-Asset Managed Volatility Portfolio – Administrative Class

•	PIMCO Global Multi-Asset Portfolio – Administrative Class

•	PIMCO Global Multi-Asset Portfolio – Institutional Class

•	PIMCO Global Multi-Asset Portfolio – Advisor Class

•	PIMCO High Yield Portfolio – Administrative Class

•	PIMCO High Yield Portfolio – Institutional Class

•	PIMCO High Yield Portfolio – Advisor Class

•	PIMCO Long-Term U.S. Government Portfolio – Administrative Class

•	PIMCO Long-Term U.S. Government Portfolio – Institutional Class

•	PIMCO Long-Term U.S. Government Portfolio – Advisor Class

•	PIMCO Low Duration Portfolio – Administrative Class

•	PIMCO Low Duration Portfolio – Institutional Class

•	PIMCO Low Duration Portfolio – Advisor Class

•	PIMCO Money Market Portfolio – Administrative Class

•	PIMCO Money Market Portfolio – Institutional Class

•	PIMCO Real Return Portfolio – Administrative Class

•	PIMCO Real Return Portfolio – Institutional Class

•	PIMCO Real Return Portfolio – Advisor Class

•	PIMCO Short-Term Portfolio – Administrative Class

•	PIMCO Short-Term Portfolio – Institutional Class

•	PIMCO Short-Term Portfolio – Advisor Class

•	PIMCO Total Return Portfolio – Administrative Class

•	PIMCO Total Return Portfolio – Institutional Class

•	PIMCO Total Return Portfolio – Advisor Class

•	PIMCO Unconstrained Bond Portfolio – Administrative Class

•	PIMCO Unconstrained Bond Portfolio – Institutional Class

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO All Asset Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	23
Federal Income Tax Information	24
Management of the Trust	25
Privacy Policy	27
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	28

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

PIMCO Income Fund	9.5%
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	8.0%
PIMCO Emerging Markets Currency Fund	7.1%
PIMCO Emerging Local Bond Fund	6.9%
PIMCO High Yield Fund	6.5%
PIMCO Floating Income Fund	5.5%
Other	56.5%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	Class Inception (04/30/2003)
PIMCO All Asset Portfolio Administrative Class	14.95%	6.28%	7.53%
Barclays U.S. TIPS: 1-10 Year Index±	5.04%	5.64%	5.57%
Consumer Price Index + 500 Basis Points±±	6.74%	6.78%	7.42%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.315% for Administrative Class shares.

± Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,087.00	$1,022.65
Expenses Paid During Period*	$2.60	$2.52
Net Annualized Expense Ratio**	0.495%	0.495%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 6 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of the Underlying PIMCO Funds (i.e., any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company). Though it is anticipated that the Portfolio will not currently invest in the PIMCO StocksPLUS® TR Short Strategy Fund, the Portfolio may invest in this Underlying PIMCO Fund in the future, without shareholder approval, at the discretion of PIMCO. The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

»

Allocations to emerging market bonds and currencies, primarily through the PIMCO Emerging Markets Bond Fund, PIMCO Emerging Local Bond Fund, and PIMCO Emerging Markets Currency Fund, benefited returns as emerging market currencies and bonds (both locally-denominated and U.S. dollar-denominated) gained value during the reporting period.

»

Exposure to credit strategies, primarily through the PIMCO High Yield Fund, the PIMCO High Yield Spectrum Fund, and the PIMCO Investment Grade Corporate Bond Fund, added to returns as high yield and corporate bonds posted positive returns for the reporting period.

»

Modest exposure to global equity strategies, primarily through the PIMCO EM Fundamental IndexPLUS® TR Strategy Fund and the PIMCO International Fundamental IndexPLUS® TR Strategy Fund, benefited returns as emerging market and non-U.S. global developed equities gained value during the reporting period.

»

An allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”), achieved through the PIMCO Real Return Asset Fund and the PIMCO Real Return Fund, added to returns as long maturity U.S. TIPS posted positive returns for the reporting period.

»	Holdings in real estate investment trusts (“REITs”), achieved through the PIMCO RealEstateRealReturn Strategy Fund, benefited returns as REITs gained value during the reporting period.

»

Commodities exposure, achieved through the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, detracted from returns as the commodity markets sold off during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Administrative Class
Net asset value beginning of year	$10.43	$10.98	$10.45	$9.20	$11.72
Net investment income (a)	0.65	0.73	0.96	0.86	0.54
Net realized/unrealized gain (loss)	0.89	(0.51)	0.37	1.10	(2.36)
Total income (loss) from investment operations	1.54	0.22	1.33	1.96	(1.82)
Dividends from net investment income	(0.59)	(0.77)	(0.80)	(0.71)	(0.60)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.03)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.07)
Total distributions	(0.59)	(0.77)	(0.80)	(0.71)	(0.70)
Net asset value end of year	$11.38	$10.43	$10.98	$10.45	$9.20
Total return	14.95%	1.95%	13.09%	21.57%	(15.84)%
Net assets end of year (000s)	$829,972	$525,561	$409,616	$246,585	$168,540
Ratio of expenses to average net assets	0.495%	0.505%	0.545%	0.585%	0.555%
Ratio of expenses to average net assets excluding waivers	0.575%	0.575%	0.575%	0.585%	0.575%
Ratio of expenses to average net assets excluding interest expense	0.495%	0.505%	0.545%	0.585%	0.555%
Ratio of expenses to average net assets excluding interest expense and waivers	0.575%	0.505%	0.575%	0.585%	0.575%
Ratio of net investment income to average net assets	5.81%	6.62%	8.79%	8.63%	4.92%
Portfolio turnover rate	26%*	55%*	99%*	126%	91%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments in Affiliates, at value	$1,421,013
Repurchase agreements, at value	671
Receivable for investments in Affiliates sold	528
Receivable for Portfolio shares sold	3,819
Dividends receivable from Affiliates	4,715
Reimbursement receivable from PIMCO	21
1,430,767

Liabilities:
Payable for investments in Affiliates purchased	$5,914
Payable for Portfolio shares redeemed	222
Accrued investment advisory fees	201
Accrued supervisory and administrative fees	287
Accrued distribution fees	134
Accrued servicing fees	100
6,858

Net Assets	$1,423,909

Net Assets Consist of:
Paid in capital	$1,499,786
Undistributed net investment income	13,133
Accumulated undistributed net realized (loss)	(173,023)
Net unrealized appreciation	84,013
$1,423,909

Net Assets:
Institutional Class	$12,252
Administrative Class	829,972
Advisor Class	478,073
Class M	103,612

Shares Issued and Outstanding:
Institutional Class	1,067
Administrative Class	72,932
Advisor Class	41,664
Class M	8,981

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.48
Administrative Class	11.38
Advisor Class	11.48
Class M	11.54

Cost of Investments in Affiliates	$1,337,000
Cost of Repurchase Agreements	$671

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$10
Dividends from Affiliate investments	73,355
Total Income	73,365

Expenses:
Investment advisory fees	2,047
Supervisory and administrative fees	2,923
Servicing fees – Administrative Class	1,017
Distribution and/or servicing fees – Advisor Class	1,004
Distribution and/or servicing fees – Class M	402
Total Expenses	7,393
Waiver and/or Reimbursement by PIMCO	(916)
Net Expenses	6,477

Net Investment Income	66,888

Net Realized and Unrealized Gain:
Net realized gain on Affiliate investments	5,251
Net capital gain distributions received from Affiliate investments	3,177
Net change in unrealized appreciation on Affiliate investments	83,382
Net Gain	91,810

Net Increase in Net Assets Resulting from Operations	$158,698

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$66,888	$58,486
Net realized gain on Affiliate investments	5,251	6,973
Net capital gain distributions received from Affiliate investments	3,177	4,298
Net change in unrealized appreciation (depreciation) on Affiliate investments	83,382	(55,294)
Net increase resulting from operations	158,698	14,463

Distributions to Shareholders:
From net investment income
Institutional Class	(507)	(332)
Administrative Class	(38,234)	(35,353)
Advisor Class	(20,526)	(25,910)
Class M	(4,215)	(5,147)

Total Distributions	(63,482)	(66,742)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	372,510	192,162

Total Increase in Net Assets	467,726	139,883

Net Assets:
Beginning of year	956,183	816,300
End of year*	$1,423,909	$956,183

*Including undistributed net investment income of:	$13,133	$9,727

**	See note 10 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset Portfolio

December 31, 2012

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 99.7%
PIMCO CommoditiesPLUS® Strategy Fund	4,269,355	$46,664
PIMCO CommodityRealReturn Strategy Fund®	3,615,477	24,007
PIMCO Convertible Fund	1,857,978	24,767
PIMCO Credit Absolute Return Fund	1,101,236	11,607
PIMCO Diversified Income Fund	4,322,744	52,910
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	10,897,115	113,330
PIMCO Emerging Local Bond Fund	8,970,954	98,501
PIMCO Emerging Markets Bond Fund	4,438,233	55,478
PIMCO Emerging Markets Corporate Bond Fund	1,380,554	16,843
PIMCO Emerging Markets Currency Fund	9,584,699	101,119
PIMCO EqS Pathfinder Fund®	2,415,493	25,049
PIMCO EqS® Dividend Fund	258,796	2,893
PIMCO EqS® Long/Short Fund	508,578	4,770
PIMCO Floating Income Fund	8,642,648	77,438
PIMCO Foreign Bond Fund (Unhedged)	3,048,929	33,203
PIMCO Fundamental Advantage Total Return Strategy Fund	10,944,774	48,048
PIMCO Fundamental IndexPLUS® TR Fund	383,130	2,249
PIMCO Global Advantage® Strategy Bond Fund	3,436,842	40,211
PIMCO High Yield Fund	9,576,186	92,314
PIMCO High Yield Spectrum Fund	6,324,061	68,995
PIMCO Income Fund	10,957,327	135,433
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	5,176,856	57,152
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	816,336	5,698
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	227,027	1,485
PIMCO Investment Grade Corporate Bond Fund	3,243,632	36,069
PIMCO Long Duration Total Return Fund	1,305,024	15,752
PIMCO Long-Term Credit Fund	3,572,699	46,909
PIMCO Long-Term U.S. Government Fund	882,329	9,750
PIMCO Low Duration Fund	1,387	15
PIMCO Real Return Asset Fund	192,091	1,892
PIMCO Real Return Fund	27,002	331
PIMCO RealEstateRealReturn Strategy Fund	3,650,997	17,963
PIMCO Senior Floating Rate Fund	2,730,330	27,959
PIMCO Short-Term Fund	13,906	137
PIMCO Small Cap StocksPLUS® TR Fund	116,887	941
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	730,989	8,560
PIMCO StocksPLUS® Fund	29	0
PIMCO StocksPLUS® Total Return Fund	322,547	2,887
PIMCO Total Return Fund	4,299,667	48,328
PIMCO Unconstrained Bond Fund	4,364,704	50,107
PIMCO Worldwide Fundamental Advantage TR Strategy Fund	1,214,323	12,155

Total Mutual Funds (Cost $1,335,918)		1,419,919

EXCHANGE-TRADED FUNDS 0.1%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund (a)	20,000	1,087

Total Exchange-Traded Funds (Cost $1,075)		1,087

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 01/02/2013	$671	671

(Dated 12/31/2012. Collateralized by Fannie Mae 2.060% due 10/17/2022 valued at $689. Repurchase proceeds are $671.)

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (a) 0.0%
PIMCO Short-Term Floating NAV Portfolio	652	7

Total Short-Term Instruments (Cost $678)		678

Total Investments 99.8% (Cost $1,337,671)		$1,421,684

Other Assets and Liabilities (Net) 0.2%		2,225

Net Assets 100.0%		$1,423,909

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO All Asset Portfolio (Cont.)

December 31, 2012

Notes to Schedule of Investments (amounts in thousands):

(a)	Affiliated to the Portfolio.
(b)	Institutional Class Shares of each Fund.
(c)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Mutual Funds	$1,419,919	$0	$0	$1,419,919
Exchange-Traded Funds	1,087	0	0	1,087
Short-Term Instruments
Repurchase Agreements	0	671	0	671
Central Funds Used for Cash Management Purposes	7	0	0	7
	$1,421,013	$671	$0	$1,421,684

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class, Advisor Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying PIMCO Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS® TR, PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® TR, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Total Return, PIMCO EqS® Emerging Markets and PIMCO EqS Pathfinder® Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn® Strategy, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from

ANNUAL REPORT	DECEMBER 31, 2012	13

Notes to Financial Statements (Cont.)

U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”).

Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

5. PRINCIPAL RISKS

Because the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The Portfolio’s net asset value will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

Investing in the Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select

ANNUAL REPORT	DECEMBER 31, 2012	15

Notes to Financial Statements (Cont.)

principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Underlying PIMCO Funds’ investments in financial derivatives and other financial instruments expose the Underlying PIMCO Funds to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Underlying PIMCO Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Underlying PIMCO Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying PIMCO Funds, or, in the case of hedging positions, that the Underlying PIMCO Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Underlying PIMCO Funds’ investment in foreign currency denominated securities may reduce the returns of the Underlying PIMCO Funds.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Underlying PIMCO Funds’ investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently decreases, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

The Underlying PIMCO Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Underlying PIMCO Funds’ overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Underlying PIMCO Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Portfolio.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The

ANNUAL REPORT	DECEMBER 31, 2012	17

Notes to Financial Statements (Cont.)

Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2013, to reduce its Investment Advisory Fee to the extent that the Acquired Fund Fees and Expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at December 31, 2012 was $2,062,289.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2012 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$42,336	$15,988	$(13,996)	$(1,255)	$3,591	$46,664	$308	$9
PIMCO CommodityRealReturn Strategy Fund®	42,800	2,831	(23,168)	(4,179)	5,723	24,007	1,291	81

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Underlying PIMCO Funds	Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
PIMCO Convertible Fund	$32,140	$1,810	$(10,296)	$232	$881	$24,767	$1,504	$96
PIMCO Credit Absolute Return Fund	6,028	5,227	0	0	352	11,607	227	0
PIMCO Diversified Income Fund	42,577	11,976	(5,464)	28	3,793	52,910	2,652	127
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	76,970	19,782	0	0	16,578	113,330	7,930	0
PIMCO Emerging Local Bond Fund	52,850	39,201	0	0	6,450	98,501	5,049	0
PIMCO Emerging Markets Bond Fund	16,916	36,820	(2,758)	34	4,466	55,478	2,275	40
PIMCO Emerging Markets Corporate Bond Fund	0	16,500	0	0	343	16,843	202	48
PIMCO Emerging Markets Currency Fund	69,224	30,900	(4,037)	(172)	5,204	101,119	1,873	0
PIMCO EqS Pathfinder Fund®	22,781	716	0	0	1,552	25,049	716	0
PIMCO EqS®Dividend Fund	2,541	100	0	0	252	2,893	97	3
PIMCO EqS® Long/Short Fund	0	5,019	0	0	(249)	4,770	19	0
PIMCO Floating Income Fund	66,771	5,123	0	0	5,544	77,438	3,392	0
PIMCO Foreign Bond Fund (Unhedged)	14,129	19,155	(15)	(1)	(65)	33,203	1,926	103
PIMCO Fundamental Advantage Total Return Strategy Fund	26,013	41,336	(21,909)	(1,302)	3,910	48,048	90	0
PIMCO Fundamental IndexPLUS® TR Fund	4,728	298	(3,012)	573	(338)	2,249	298	0
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	0	1,076	0	0	11	1,087	10	0
PIMCO Global Advantage® Strategy Bond Fund	26,154	12,656	(22)	(1)	1,424	40,211	1,041	108
PIMCO High Yield Fund	61,668	50,242	(25,293)	169	5,528	92,314	5,603
PIMCO High Yield Spectrum Fund	43,624	20,348	0	0	5,023	68,995	3,666	4
PIMCO Income Fund	87,914	34,762	0	0	12,757	135,433	7,304	217
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	6,130	49,677	0	0	1,345	57,152	8,308	1
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	4,446	622	0	0	630	5,698	573	49
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	1,148	110	0	0	227	1,485	110	1
PIMCO Investment Grade Corporate Bond Fund	47,965	30,080	(44,907)	1,132	1,799	36,069	2,182	358
PIMCO Long Duration Total Return Fund	76	16,262	(76)	5	(515)	15,752	218	250
PIMCO Long-Term Credit Fund	31,524	17,159	(3,780)	28	1,978	46,909	2,654	376
PIMCO Long-Term U.S. Government Fund	313	10,368	(307)	18	(642)	9,750	414	166
PIMCO Low Duration Fund	14	1	0	0	0	15	1	0
PIMCO Real Return Asset Fund	53,914	2,296	(56,421)	7,740	(5,637)	1,892	1,198	469
PIMCO Real Return Fund	774	32	(515)	48	(8)	331	24	8
PIMCO RealEstateRealReturn Strategy Fund	29,013	5,269	(18,868)	2,012	537	17,963	5,068	200
PIMCO Senior Floating Rate Fund	10,059	17,379	0	0	521	27,959	561	2
PIMCO Short-Term Floating NAV Portfolio	504	141,403	(141,900)	0	0	7	3	0
PIMCO Short-Term Fund	0	20,117	(19,989)	9	0	137	18	0
PIMCO Small Cap StocksPLUS® TR Fund	731	71	0	0	139	941	71	0
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	6,792	1,435	0	0	333	8,560	1,432	3
PIMCO StocksPLUS® Fund	0	0	0	0	0	0	0	0
PIMCO StocksPLUS® Total Return Fund	2,686	226	(419)	33	361	2,887	223	3
PIMCO Total Return Fund	391	85,601	(36,570)	(74)	(1,020)	48,328	1,413	401
PIMCO Unconstrained Bond Fund	21,271	38,167	(10,143)	174	638	50,107	1,224	54
PIMCO Worldwide Fundamental Advantage TR Strategy Fund	0	12,189	0	0	(34)	12,155	187	0
Totals	$955,915	$820,330	$(443,865)	$5,251	$83,382	$1,421,013	$73,355	$3,177

ANNUAL REPORT	DECEMBER 31, 2012	19

Notes to Financial Statements (Cont.)

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$678,927	$301,964

10. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	737	$8,318	389	$4,323
Administrative Class	24,773	275,678	14,807	164,272
Advisor Class	10,423	117,641	5,175	56,918
Class M	2,460	27,703	2,010	22,321
Issued as reinvestment of distributions
Institutional Class	44	507	31	332
Administrative Class	3,401	38,234	3,303	35,353
Advisor Class	1,813	20,526	2,398	25,910
Class M	371	4,215	476	5,147
Cost of shares redeemed
Institutional Class	(230)	(2,536)	(210)	(2,320)
Administrative Class	(5,615)	(62,264)	(5,037)	(55,364)
Advisor Class	(3,673)	(41,389)	(4,208)	(46,398)
Class M	(1,273)	(14,123)	(1,655)	(18,332)
Net increase resulting from Portfolio share transactions	33,231	$372,510	17,479	$192,162

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 67% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 43% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

11. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

12. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$13,133	$—	$67,559	$—	$(155,494)	$(1,075)	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

December 31, 2012

As of December 31, 2012, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$155,494	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2012, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$—

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,354,125	$71,401	$(3,842)	$67,559

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$63,482	$—	$—
12/31/2011	$66,742	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

13. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

22	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	23

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

1.23%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

1.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

24	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2012	25

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

26	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2012	27

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

28	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

ANNUAL REPORT	DECEMBER 31, 2012	29

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

30	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

ANNUAL REPORT	DECEMBER 31, 2012	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

32	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT01AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO All Asset Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	23
Federal Income Tax Information	24
Management of the Trust	25
Privacy Policy	27
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	28

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

PIMCO Income Fund	9.5%
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	8.0%
PIMCO Emerging Markets Currency Fund	7.1%
PIMCO Emerging Local Bond Fund	6.9%
PIMCO High Yield Fund	6.5%
PIMCO Floating Income Fund	5.5%
Other	56.5%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	Class Inception (01/31/2006)
PIMCO All Asset Portfolio Institutional Class	15.11%	6.44%	6.41%
Barclays U.S. TIPS: 1-10 Year Index±	5.04%	5.64%	5.91%
Consumer Price Index + 500 Basis Points±±	6.74%	6.78%	7.15%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.165% for Institutional Class shares.

± Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,087.30	$1,023.40
Expenses Paid During Period†	$1.81	$1.75
Net Annualized Expense Ratio††	0.345%	0.345%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 6 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of the Underlying PIMCO Funds (i.e., any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company). Though it is anticipated that the Portfolio will not currently invest in the PIMCO StocksPLUS® TR Short Strategy Fund, the Portfolio may invest in this Underlying PIMCO Fund in the future, without shareholder approval, at the discretion of PIMCO. The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

»

Allocations to emerging market bonds and currencies, primarily through the PIMCO Emerging Markets Bond Fund, PIMCO Emerging Local Bond Fund, and PIMCO Emerging Markets Currency Fund, benefited returns as emerging market currencies and bonds (both locally-denominated and U.S. dollar-denominated) gained value during the reporting period.

»

Exposure to credit strategies, primarily through the PIMCO High Yield Fund, the PIMCO High Yield Spectrum Fund, and the PIMCO Investment Grade Corporate Bond Fund, added to returns as high yield and corporate bonds posted positive returns for the reporting period.

»

Modest exposure to global equity strategies, primarily through the PIMCO EM Fundamental IndexPLUS® TR Strategy Fund and the PIMCO International Fundamental IndexPLUS® TR Strategy Fund, benefited returns as emerging market and non-U.S. global developed equities gained value during the reporting period.

»

An allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”), achieved through the PIMCO Real Return Asset Fund and the PIMCO Real Return Fund, added to returns as long maturity U.S. TIPS posted positive returns for the reporting period.

»	Holdings in real estate investment trusts (“REITs”), achieved through the PIMCO RealEstateRealReturn Strategy Fund, benefited returns as REITs gained value during the reporting period.

»

Commodities exposure, achieved through the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, detracted from returns as the commodity markets sold off during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Institutional Class
Net asset value beginning of year	$10.52	$11.06	$10.50	$9.23	$11.74
Net investment income (a)	0.77	0.79	0.97	1.15	0.76
Net realized/unrealized gain (loss)	0.80	(0.56)	0.39	0.83	(2.56)
Total income (loss) from investment operations	1.57	0.23	1.36	1.98	(1.80)
Dividends from net investment income	(0.61)	(0.77)	(0.80)	(0.71)	(0.61)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.03)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.07)
Total distributions	(0.61)	(0.77)	(0.80)	(0.71)	(0.71)
Net asset value end of year	$11.48	$10.52	$11.06	$10.50	$9.23
Total return	15.11%	2.08%	13.31%	21.73%	(15.70)%
Net assets end of year (000s)	$12,252	$5,432	$3,390	$2,097	$653
Ratio of expenses to average net assets	0.345%	0.355%	0.395%	0.435%	0.405%
Ratio of expenses to average net assets excluding waivers	0.425%	0.425%	0.425%	0.435%	0.425%
Ratio of expenses to average net assets excluding interest expense	0.345%	0.355%	0.395%	0.435%	0.405%
Ratio of expenses to average net assets excluding interest expense and waivers	0.425%	0.425%	0.425%	0.435%	0.425%
Ratio of net investment income to average net assets	6.86%	7.12%	8.83%	11.31%	7.08%
Portfolio turnover rate	26%*	55%*	99%*	126%	91%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments in Affiliates, at value	$1,421,013
Repurchase agreements, at value	671
Receivable for investments in Affiliates sold	528
Receivable for Portfolio shares sold	3,819
Dividends receivable from Affiliates	4,715
Reimbursement receivable from PIMCO	21
1,430,767

Liabilities:
Payable for investments in Affiliates purchased	$5,914
Payable for Portfolio shares redeemed	222
Accrued investment advisory fees	201
Accrued supervisory and administrative fees	287
Accrued distribution fees	134
Accrued servicing fees	100
6,858

Net Assets	$1,423,909

Net Assets Consist of:
Paid in capital	$1,499,786
Undistributed net investment income	13,133
Accumulated undistributed net realized (loss)	(173,023)
Net unrealized appreciation	84,013
$1,423,909

Net Assets:
Institutional Class	$12,252
Administrative Class	829,972
Advisor Class	478,073
Class M	103,612

Shares Issued and Outstanding:
Institutional Class	1,067
Administrative Class	72,932
Advisor Class	41,664
Class M	8,981

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.48
Administrative Class	11.38
Advisor Class	11.48
Class M	11.54

Cost of Investments in Affiliates	$1,337,000
Cost of Repurchase Agreements	$671

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$10
Dividends from Affiliate investments	73,355
Total Income	73,365

Expenses:
Investment advisory fees	2,047
Supervisory and administrative fees	2,923
Servicing fees – Administrative Class	1,017
Distribution and/or servicing fees – Advisor Class	1,004
Distribution and/or servicing fees – Class M	402
Total Expenses	7,393
Waiver and/or Reimbursement by PIMCO	(916)
Net Expenses	6,477

Net Investment Income	66,888

Net Realized and Unrealized Gain:
Net realized gain on Affiliate investments	5,251
Net capital gain distributions received from Affiliate investments	3,177
Net change in unrealized appreciation on Affiliate investments	83,382
Net Gain	91,810

Net Increase in Net Assets Resulting from Operations	$158,698

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$66,888	$58,486
Net realized gain on Affiliate investments	5,251	6,973
Net capital gain distributions received from Affiliate investments	3,177	4,298
Net change in unrealized appreciation (depreciation) on Affiliate investments	83,382	(55,294)
Net increase resulting from operations	158,698	14,463

Distributions to Shareholders:
From net investment income
Institutional Class	(507)	(332)
Administrative Class	(38,234)	(35,353)
Advisor Class	(20,526)	(25,910)
Class M	(4,215)	(5,147)

Total Distributions	(63,482)	(66,742)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	372,510	192,162

Total Increase in Net Assets	467,726	139,883

Net Assets:
Beginning of year	956,183	816,300
End of year*	$1,423,909	$956,183

*Including undistributed net investment income of:	$13,133	$9,727

**	See note 10 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset Portfolio

December 31, 2012

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 99.7%
PIMCO CommoditiesPLUS® Strategy Fund	4,269,355	$46,664
PIMCO CommodityRealReturn Strategy Fund®	3,615,477	24,007
PIMCO Convertible Fund	1,857,978	24,767
PIMCO Credit Absolute Return Fund	1,101,236	11,607
PIMCO Diversified Income Fund	4,322,744	52,910
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	10,897,115	113,330
PIMCO Emerging Local Bond Fund	8,970,954	98,501
PIMCO Emerging Markets Bond Fund	4,438,233	55,478
PIMCO Emerging Markets Corporate Bond Fund	1,380,554	16,843
PIMCO Emerging Markets Currency Fund	9,584,699	101,119
PIMCO EqS Pathfinder Fund®	2,415,493	25,049
PIMCO EqS® Dividend Fund	258,796	2,893
PIMCO EqS® Long/Short Fund	508,578	4,770
PIMCO Floating Income Fund	8,642,648	77,438
PIMCO Foreign Bond Fund (Unhedged)	3,048,929	33,203
PIMCO Fundamental Advantage Total Return Strategy Fund	10,944,774	48,048
PIMCO Fundamental IndexPLUS® TR Fund	383,130	2,249
PIMCO Global Advantage® Strategy Bond Fund	3,436,842	40,211
PIMCO High Yield Fund	9,576,186	92,314
PIMCO High Yield Spectrum Fund	6,324,061	68,995
PIMCO Income Fund	10,957,327	135,433
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	5,176,856	57,152
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	816,336	5,698
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	227,027	1,485
PIMCO Investment Grade Corporate Bond Fund	3,243,632	36,069
PIMCO Long Duration Total Return Fund	1,305,024	15,752
PIMCO Long-Term Credit Fund	3,572,699	46,909
PIMCO Long-Term U.S. Government Fund	882,329	9,750
PIMCO Low Duration Fund	1,387	15
PIMCO Real Return Asset Fund	192,091	1,892
PIMCO Real Return Fund	27,002	331
PIMCO RealEstateRealReturn Strategy Fund	3,650,997	17,963
PIMCO Senior Floating Rate Fund	2,730,330	27,959
PIMCO Short-Term Fund	13,906	137
PIMCO Small Cap StocksPLUS® TR Fund	116,887	941
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	730,989	8,560
PIMCO StocksPLUS® Fund	29	0
PIMCO StocksPLUS® Total Return Fund	322,547	2,887
PIMCO Total Return Fund	4,299,667	48,328
PIMCO Unconstrained Bond Fund	4,364,704	50,107
PIMCO Worldwide Fundamental Advantage TR Strategy Fund	1,214,323	12,155

Total Mutual Funds (Cost $1,335,918)		1,419,919

EXCHANGE-TRADED FUNDS 0.1%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund (a)	20,000	1,087

Total Exchange-Traded Funds (Cost $1,075)		1,087

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 01/02/2013	$671	671

(Dated 12/31/2012. Collateralized by Fannie Mae 2.060% due 10/17/2022 valued at $689. Repurchase proceeds are $671.)

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (a) 0.0%
PIMCO Short-Term Floating NAV Portfolio	652	7

Total Short-Term Instruments (Cost $678)		678

Total Investments 99.8% (Cost $1,337,671)		$1,421,684

Other Assets and Liabilities (Net) 0.2%		2,225

Net Assets 100.0%		$1,423,909

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO All Asset Portfolio (Cont.)

December 31, 2012

Notes to Schedule of Investments (amounts in thousands):

(a)	Affiliated to the Portfolio.
(b)	Institutional Class Shares of each Fund.
(c)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Mutual Funds	$1,419,919	$0	$0	$1,419,919
Exchange-Traded Funds	1,087	0	0	1,087
Short-Term Instruments
Repurchase Agreements	0	671	0	671
Central Funds Used for Cash Management Purposes	7	0	0	7
	$1,421,013	$671	$0	$1,421,684

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class, Advisor Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying PIMCO Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS® TR, PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® TR, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Total Return, PIMCO EqS® Emerging Markets and PIMCO EqS Pathfinder® Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn® Strategy, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from

ANNUAL REPORT	DECEMBER 31, 2012	13

Notes to Financial Statements (Cont.)

U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”).

Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

5. PRINCIPAL RISKS

Because the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The Portfolio’s net asset value will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

Investing in the Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select

ANNUAL REPORT	DECEMBER 31, 2012	15

Notes to Financial Statements (Cont.)

principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Underlying PIMCO Funds’ investments in financial derivatives and other financial instruments expose the Underlying PIMCO Funds to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Underlying PIMCO Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Underlying PIMCO Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying PIMCO Funds, or, in the case of hedging positions, that the Underlying PIMCO Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Underlying PIMCO Funds’ investment in foreign currency denominated securities may reduce the returns of the Underlying PIMCO Funds.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Underlying PIMCO Funds’ investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently decreases, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

The Underlying PIMCO Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Underlying PIMCO Funds’ overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Underlying PIMCO Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Portfolio.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The

ANNUAL REPORT	DECEMBER 31, 2012	17

Notes to Financial Statements (Cont.)

Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2013, to reduce its Investment Advisory Fee to the extent that the Acquired Fund Fees and Expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at December 31, 2012 was $2,062,289.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2012 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$42,336	$15,988	$(13,996)	$(1,255)	$3,591	$46,664	$308	$9
PIMCO CommodityRealReturn Strategy Fund®	42,800	2,831	(23,168)	(4,179)	5,723	24,007	1,291	81

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Underlying PIMCO Funds	Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
PIMCO Convertible Fund	$32,140	$1,810	$(10,296)	$232	$881	$24,767	$1,504	$96
PIMCO Credit Absolute Return Fund	6,028	5,227	0	0	352	11,607	227	0
PIMCO Diversified Income Fund	42,577	11,976	(5,464)	28	3,793	52,910	2,652	127
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	76,970	19,782	0	0	16,578	113,330	7,930	0
PIMCO Emerging Local Bond Fund	52,850	39,201	0	0	6,450	98,501	5,049	0
PIMCO Emerging Markets Bond Fund	16,916	36,820	(2,758)	34	4,466	55,478	2,275	40
PIMCO Emerging Markets Corporate Bond Fund	0	16,500	0	0	343	16,843	202	48
PIMCO Emerging Markets Currency Fund	69,224	30,900	(4,037)	(172)	5,204	101,119	1,873	0
PIMCO EqS Pathfinder Fund®	22,781	716	0	0	1,552	25,049	716	0
PIMCO EqS®Dividend Fund	2,541	100	0	0	252	2,893	97	3
PIMCO EqS® Long/Short Fund	0	5,019	0	0	(249)	4,770	19	0
PIMCO Floating Income Fund	66,771	5,123	0	0	5,544	77,438	3,392	0
PIMCO Foreign Bond Fund (Unhedged)	14,129	19,155	(15)	(1)	(65)	33,203	1,926	103
PIMCO Fundamental Advantage Total Return Strategy Fund	26,013	41,336	(21,909)	(1,302)	3,910	48,048	90	0
PIMCO Fundamental IndexPLUS® TR Fund	4,728	298	(3,012)	573	(338)	2,249	298	0
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	0	1,076	0	0	11	1,087	10	0
PIMCO Global Advantage® Strategy Bond Fund	26,154	12,656	(22)	(1)	1,424	40,211	1,041	108
PIMCO High Yield Fund	61,668	50,242	(25,293)	169	5,528	92,314	5,603
PIMCO High Yield Spectrum Fund	43,624	20,348	0	0	5,023	68,995	3,666	4
PIMCO Income Fund	87,914	34,762	0	0	12,757	135,433	7,304	217
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	6,130	49,677	0	0	1,345	57,152	8,308	1
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	4,446	622	0	0	630	5,698	573	49
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	1,148	110	0	0	227	1,485	110	1
PIMCO Investment Grade Corporate Bond Fund	47,965	30,080	(44,907)	1,132	1,799	36,069	2,182	358
PIMCO Long Duration Total Return Fund	76	16,262	(76)	5	(515)	15,752	218	250
PIMCO Long-Term Credit Fund	31,524	17,159	(3,780)	28	1,978	46,909	2,654	376
PIMCO Long-Term U.S. Government Fund	313	10,368	(307)	18	(642)	9,750	414	166
PIMCO Low Duration Fund	14	1	0	0	0	15	1	0
PIMCO Real Return Asset Fund	53,914	2,296	(56,421)	7,740	(5,637)	1,892	1,198	469
PIMCO Real Return Fund	774	32	(515)	48	(8)	331	24	8
PIMCO RealEstateRealReturn Strategy Fund	29,013	5,269	(18,868)	2,012	537	17,963	5,068	200
PIMCO Senior Floating Rate Fund	10,059	17,379	0	0	521	27,959	561	2
PIMCO Short-Term Floating NAV Portfolio	504	141,403	(141,900)	0	0	7	3	0
PIMCO Short-Term Fund	0	20,117	(19,989)	9	0	137	18	0
PIMCO Small Cap StocksPLUS® TR Fund	731	71	0	0	139	941	71	0
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	6,792	1,435	0	0	333	8,560	1,432	3
PIMCO StocksPLUS® Fund	0	0	0	0	0	0	0	0
PIMCO StocksPLUS® Total Return Fund	2,686	226	(419)	33	361	2,887	223	3
PIMCO Total Return Fund	391	85,601	(36,570)	(74)	(1,020)	48,328	1,413	401
PIMCO Unconstrained Bond Fund	21,271	38,167	(10,143)	174	638	50,107	1,224	54
PIMCO Worldwide Fundamental Advantage TR Strategy Fund	0	12,189	0	0	(34)	12,155	187	0
Totals	$955,915	$820,330	$(443,865)	$5,251	$83,382	$1,421,013	$73,355	$3,177

ANNUAL REPORT	DECEMBER 31, 2012	19

Notes to Financial Statements (Cont.)

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$678,927	$301,964

10. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	737	$8,318	389	$4,323
Administrative Class	24,773	275,678	14,807	164,272
Advisor Class	10,423	117,641	5,175	56,918
Class M	2,460	27,703	2,010	22,321
Issued as reinvestment of distributions
Institutional Class	44	507	31	332
Administrative Class	3,401	38,234	3,303	35,353
Advisor Class	1,813	20,526	2,398	25,910
Class M	371	4,215	476	5,147
Cost of shares redeemed
Institutional Class	(230)	(2,536)	(210)	(2,320)
Administrative Class	(5,615)	(62,264)	(5,037)	(55,364)
Advisor Class	(3,673)	(41,389)	(4,208)	(46,398)
Class M	(1,273)	(14,123)	(1,655)	(18,332)
Net increase resulting from Portfolio share transactions	33,231	$372,510	17,479	$192,162

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 67% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 43% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

11. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

12. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$13,133	$—	$67,559	$—	$(155,494)	$(1,075)	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

December 31, 2012

As of December 31, 2012, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$155,494	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2012, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$—

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,354,125	$71,401	$(3,842)	$67,559

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$63,482	$—	$—
12/31/2011	$66,742	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

13. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

22	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	23

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

1.23%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

1.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

24	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2012	25

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

26	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2012	27

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

28	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

ANNUAL REPORT	DECEMBER 31, 2012	29

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

30	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

ANNUAL REPORT	DECEMBER 31, 2012	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

32	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT05AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO All Asset Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	23
Federal Income Tax Information	24
Management of the Trust	25
Privacy Policy	27
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	28

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

PIMCO Income Fund	9.5%
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	8.0%
PIMCO Emerging Markets Currency Fund	7.1%
PIMCO Emerging Local Bond Fund	6.9%
PIMCO High Yield Fund	6.5%
PIMCO Floating Income Fund	5.5%
Other	56.5%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	Class Inception (04/30/2004)
PIMCO All Asset Portfolio Advisor Class	14.81%	6.19%	7.24%
Barclays U.S. TIPS: 1-10 Year Index±	5.04%	5.64%	5.65%
Consumer Price Index + 500 Basis Points±±	6.74%	6.78%	7.43%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.415% for Advisor Class shares.

± Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,086.30	$1,022.15
Expenses Paid During Period†	$3.12	$3.02
Net Annualized Expense Ratio††	0.595%	0.595%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 6 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of the Underlying PIMCO Funds (i.e., any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company). Though it is anticipated that the Portfolio will not currently invest in the PIMCO StocksPLUS® TR Short Strategy Fund, the Portfolio may invest in this Underlying PIMCO Fund in the future, without shareholder approval, at the discretion of PIMCO. The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

»

Allocations to emerging market bonds and currencies, primarily through the PIMCO Emerging Markets Bond Fund, PIMCO Emerging Local Bond Fund, and PIMCO Emerging Markets Currency Fund, benefited returns as emerging market currencies and bonds (both locally-denominated and U.S. dollar-denominated) gained value during the reporting period.

»

Exposure to credit strategies, primarily through the PIMCO High Yield Fund, the PIMCO High Yield Spectrum Fund, and the PIMCO Investment Grade Corporate Bond Fund, added to returns as high yield and corporate bonds posted positive returns for the reporting period.

»

Modest exposure to global equity strategies, primarily through the PIMCO EM Fundamental IndexPLUS® TR Strategy Fund and the PIMCO International Fundamental IndexPLUS® TR Strategy Fund, benefited returns as emerging market and non-U.S. global developed equities gained value during the reporting period.

»

An allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”), achieved through the PIMCO Real Return Asset Fund and the PIMCO Real Return Fund, added to returns as long maturity U.S. TIPS posted positive returns for the reporting period.

»	Holdings in real estate investment trusts (“REITs”), achieved through the PIMCO RealEstateRealReturn Strategy Fund, benefited returns as REITs gained value during the reporting period.

»

Commodities exposure, achieved through the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, detracted from returns as the commodity markets sold off during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Advisor Class
Net asset value beginning of year	$10.49	$11.11	$10.50	$9.23	$11.74
Net investment income (a)	0.62	0.70	0.52	0.77	0.64
Net realized/unrealized gain (loss)	0.92	(0.48)	0.81	1.18	(2.47)
Total income (loss) from investment operations	1.54	0.22	1.33	1.95	(1.83)
Dividends from net investment income	(0.55)	(0.84)	(0.72)	(0.68)	(0.58)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.03)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.07)
Total distributions	(0.55)	(0.84)	(0.72)	(0.68)	(0.68)
Net asset value end of year	$11.48	$10.49	$11.11	$10.50	$9.23
Total return	14.81%	1.92%	13.00%	21.43%	(15.91)%
Net assets end of year (000s)	$478,073	$347,082	$330,377	$1,541,808	$1,361,792
Ratio of expenses to average net assets	0.595%	0.605%	0.645%	0.685%	0.655%
Ratio of expenses to average net assets excluding waivers	0.675%	0.675%	0.675%	0.685%	0.675%
Ratio of expenses to average net assets excluding interest expense	0.595%	0.605%	0.645%	0.685%	0.655%
Ratio of expenses to average net assets excluding interest expense and waivers	0.675%	0.675%	0.675%	0.685%	0.675%
Ratio of net investment income to average net assets	5.58%	6.30%	4.82%	7.83%	5.87%
Portfolio turnover rate	26%*	55%*	99%*	126%	91%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments in Affiliates, at value	$1,421,013
Repurchase agreements, at value	671
Receivable for investments in Affiliates sold	528
Receivable for Portfolio shares sold	3,819
Dividends receivable from Affiliates	4,715
Reimbursement receivable from PIMCO	21
1,430,767

Liabilities:
Payable for investments in Affiliates purchased	$5,914
Payable for Portfolio shares redeemed	222
Accrued investment advisory fees	201
Accrued supervisory and administrative fees	287
Accrued distribution fees	134
Accrued servicing fees	100
6,858

Net Assets	$1,423,909

Net Assets Consist of:
Paid in capital	$1,499,786
Undistributed net investment income	13,133
Accumulated undistributed net realized (loss)	(173,023)
Net unrealized appreciation	84,013
$1,423,909

Net Assets:
Institutional Class	$12,252
Administrative Class	829,972
Advisor Class	478,073
Class M	103,612

Shares Issued and Outstanding:
Institutional Class	1,067
Administrative Class	72,932
Advisor Class	41,664
Class M	8,981

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.48
Administrative Class	11.38
Advisor Class	11.48
Class M	11.54

Cost of Investments in Affiliates	$1,337,000
Cost of Repurchase Agreements	$671

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$10
Dividends from Affiliate investments	73,355
Total Income	73,365

Expenses:
Investment advisory fees	2,047
Supervisory and administrative fees	2,923
Servicing fees – Administrative Class	1,017
Distribution and/or servicing fees – Advisor Class	1,004
Distribution and/or servicing fees – Class M	402
Total Expenses	7,393
Waiver and/or Reimbursement by PIMCO	(916)
Net Expenses	6,477

Net Investment Income	66,888

Net Realized and Unrealized Gain:
Net realized gain on Affiliate investments	5,251
Net capital gain distributions received from Affiliate investments	3,177
Net change in unrealized appreciation on Affiliate investments	83,382
Net Gain	91,810

Net Increase in Net Assets Resulting from Operations	$158,698

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$66,888	$58,486
Net realized gain on Affiliate investments	5,251	6,973
Net capital gain distributions received from Affiliate investments	3,177	4,298
Net change in unrealized appreciation (depreciation) on Affiliate investments	83,382	(55,294)
Net increase resulting from operations	158,698	14,463

Distributions to Shareholders:
From net investment income
Institutional Class	(507)	(332)
Administrative Class	(38,234)	(35,353)
Advisor Class	(20,526)	(25,910)
Class M	(4,215)	(5,147)

Total Distributions	(63,482)	(66,742)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	372,510	192,162

Total Increase in Net Assets	467,726	139,883

Net Assets:
Beginning of year	956,183	816,300
End of year*	$1,423,909	$956,183

*Including undistributed net investment income of:	$13,133	$9,727

**	See note 10 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset Portfolio

December 31, 2012

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 99.7%
PIMCO CommoditiesPLUS® Strategy Fund	4,269,355	$46,664
PIMCO CommodityRealReturn Strategy Fund®	3,615,477	24,007
PIMCO Convertible Fund	1,857,978	24,767
PIMCO Credit Absolute Return Fund	1,101,236	11,607
PIMCO Diversified Income Fund	4,322,744	52,910
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	10,897,115	113,330
PIMCO Emerging Local Bond Fund	8,970,954	98,501
PIMCO Emerging Markets Bond Fund	4,438,233	55,478
PIMCO Emerging Markets Corporate Bond Fund	1,380,554	16,843
PIMCO Emerging Markets Currency Fund	9,584,699	101,119
PIMCO EqS Pathfinder Fund®	2,415,493	25,049
PIMCO EqS® Dividend Fund	258,796	2,893
PIMCO EqS® Long/Short Fund	508,578	4,770
PIMCO Floating Income Fund	8,642,648	77,438
PIMCO Foreign Bond Fund (Unhedged)	3,048,929	33,203
PIMCO Fundamental Advantage Total Return Strategy Fund	10,944,774	48,048
PIMCO Fundamental IndexPLUS® TR Fund	383,130	2,249
PIMCO Global Advantage® Strategy Bond Fund	3,436,842	40,211
PIMCO High Yield Fund	9,576,186	92,314
PIMCO High Yield Spectrum Fund	6,324,061	68,995
PIMCO Income Fund	10,957,327	135,433
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	5,176,856	57,152
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	816,336	5,698
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	227,027	1,485
PIMCO Investment Grade Corporate Bond Fund	3,243,632	36,069
PIMCO Long Duration Total Return Fund	1,305,024	15,752
PIMCO Long-Term Credit Fund	3,572,699	46,909
PIMCO Long-Term U.S. Government Fund	882,329	9,750
PIMCO Low Duration Fund	1,387	15
PIMCO Real Return Asset Fund	192,091	1,892
PIMCO Real Return Fund	27,002	331
PIMCO RealEstateRealReturn Strategy Fund	3,650,997	17,963
PIMCO Senior Floating Rate Fund	2,730,330	27,959
PIMCO Short-Term Fund	13,906	137
PIMCO Small Cap StocksPLUS® TR Fund	116,887	941
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	730,989	8,560
PIMCO StocksPLUS® Fund	29	0
PIMCO StocksPLUS® Total Return Fund	322,547	2,887
PIMCO Total Return Fund	4,299,667	48,328
PIMCO Unconstrained Bond Fund	4,364,704	50,107
PIMCO Worldwide Fundamental Advantage TR Strategy Fund	1,214,323	12,155

Total Mutual Funds (Cost $1,335,918)		1,419,919

EXCHANGE-TRADED FUNDS 0.1%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund (a)	20,000	1,087

Total Exchange-Traded Funds (Cost $1,075)		1,087

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 01/02/2013	$671	671

(Dated 12/31/2012. Collateralized by Fannie Mae 2.060% due 10/17/2022 valued at $689. Repurchase proceeds are $671.)

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (a) 0.0%
PIMCO Short-Term Floating NAV Portfolio	652	7

Total Short-Term Instruments (Cost $678)		678

Total Investments 99.8% (Cost $1,337,671)		$1,421,684

Other Assets and Liabilities (Net) 0.2%		2,225

Net Assets 100.0%		$1,423,909

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO All Asset Portfolio (Cont.)

December 31, 2012

Notes to Schedule of Investments (amounts in thousands):

(a)	Affiliated to the Portfolio.
(b)	Institutional Class Shares of each Fund.
(c)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Mutual Funds	$1,419,919	$0	$0	$1,419,919
Exchange-Traded Funds	1,087	0	0	1,087
Short-Term Instruments
Repurchase Agreements	0	671	0	671
Central Funds Used for Cash Management Purposes	7	0	0	7
	$1,421,013	$671	$0	$1,421,684

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying PIMCO Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS® TR, PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® TR, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Total Return, PIMCO EqS® Emerging Markets and PIMCO EqS Pathfinder® Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn® Strategy, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from

ANNUAL REPORT	DECEMBER 31, 2012	13

Notes to Financial Statements (Cont.)

U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”).

Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

5. PRINCIPAL RISKS

Because the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The Portfolio’s net asset value will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

Investing in the Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select

ANNUAL REPORT	DECEMBER 31, 2012	15

Notes to Financial Statements (Cont.)

principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Underlying PIMCO Funds’ investments in financial derivatives and other financial instruments expose the Underlying PIMCO Funds to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Underlying PIMCO Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Underlying PIMCO Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying PIMCO Funds, or, in the case of hedging positions, that the Underlying PIMCO Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Underlying PIMCO Funds’ investment in foreign currency denominated securities may reduce the returns of the Underlying PIMCO Funds.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Underlying PIMCO Funds’ investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently decreases, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

The Underlying PIMCO Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Underlying PIMCO Funds’ overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Underlying PIMCO Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Portfolio.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The

ANNUAL REPORT	DECEMBER 31, 2012	17

Notes to Financial Statements (Cont.)

Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2013, to reduce its Investment Advisory Fee to the extent that the Acquired Fund Fees and Expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at December 31, 2012 was $2,062,289.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2012 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$42,336	$15,988	$(13,996)	$(1,255)	$3,591	$46,664	$308	$9
PIMCO CommodityRealReturn Strategy Fund®	42,800	2,831	(23,168)	(4,179)	5,723	24,007	1,291	81

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Underlying PIMCO Funds	Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
PIMCO Convertible Fund	$32,140	$1,810	$(10,296)	$232	$881	$24,767	$1,504	$96
PIMCO Credit Absolute Return Fund	6,028	5,227	0	0	352	11,607	227	0
PIMCO Diversified Income Fund	42,577	11,976	(5,464)	28	3,793	52,910	2,652	127
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	76,970	19,782	0	0	16,578	113,330	7,930	0
PIMCO Emerging Local Bond Fund	52,850	39,201	0	0	6,450	98,501	5,049	0
PIMCO Emerging Markets Bond Fund	16,916	36,820	(2,758)	34	4,466	55,478	2,275	40
PIMCO Emerging Markets Corporate Bond Fund	0	16,500	0	0	343	16,843	202	48
PIMCO Emerging Markets Currency Fund	69,224	30,900	(4,037)	(172)	5,204	101,119	1,873	0
PIMCO EqS Pathfinder Fund®	22,781	716	0	0	1,552	25,049	716	0
PIMCO EqS®Dividend Fund	2,541	100	0	0	252	2,893	97	3
PIMCO EqS® Long/Short Fund	0	5,019	0	0	(249)	4,770	19	0
PIMCO Floating Income Fund	66,771	5,123	0	0	5,544	77,438	3,392	0
PIMCO Foreign Bond Fund (Unhedged)	14,129	19,155	(15)	(1)	(65)	33,203	1,926	103
PIMCO Fundamental Advantage Total Return Strategy Fund	26,013	41,336	(21,909)	(1,302)	3,910	48,048	90	0
PIMCO Fundamental IndexPLUS® TR Fund	4,728	298	(3,012)	573	(338)	2,249	298	0
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	0	1,076	0	0	11	1,087	10	0
PIMCO Global Advantage® Strategy Bond Fund	26,154	12,656	(22)	(1)	1,424	40,211	1,041	108
PIMCO High Yield Fund	61,668	50,242	(25,293)	169	5,528	92,314	5,603
PIMCO High Yield Spectrum Fund	43,624	20,348	0	0	5,023	68,995	3,666	4
PIMCO Income Fund	87,914	34,762	0	0	12,757	135,433	7,304	217
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	6,130	49,677	0	0	1,345	57,152	8,308	1
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	4,446	622	0	0	630	5,698	573	49
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	1,148	110	0	0	227	1,485	110	1
PIMCO Investment Grade Corporate Bond Fund	47,965	30,080	(44,907)	1,132	1,799	36,069	2,182	358
PIMCO Long Duration Total Return Fund	76	16,262	(76)	5	(515)	15,752	218	250
PIMCO Long-Term Credit Fund	31,524	17,159	(3,780)	28	1,978	46,909	2,654	376
PIMCO Long-Term U.S. Government Fund	313	10,368	(307)	18	(642)	9,750	414	166
PIMCO Low Duration Fund	14	1	0	0	0	15	1	0
PIMCO Real Return Asset Fund	53,914	2,296	(56,421)	7,740	(5,637)	1,892	1,198	469
PIMCO Real Return Fund	774	32	(515)	48	(8)	331	24	8
PIMCO RealEstateRealReturn Strategy Fund	29,013	5,269	(18,868)	2,012	537	17,963	5,068	200
PIMCO Senior Floating Rate Fund	10,059	17,379	0	0	521	27,959	561	2
PIMCO Short-Term Floating NAV Portfolio	504	141,403	(141,900)	0	0	7	3	0
PIMCO Short-Term Fund	0	20,117	(19,989)	9	0	137	18	0
PIMCO Small Cap StocksPLUS® TR Fund	731	71	0	0	139	941	71	0
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	6,792	1,435	0	0	333	8,560	1,432	3
PIMCO StocksPLUS® Fund	0	0	0	0	0	0	0	0
PIMCO StocksPLUS® Total Return Fund	2,686	226	(419)	33	361	2,887	223	3
PIMCO Total Return Fund	391	85,601	(36,570)	(74)	(1,020)	48,328	1,413	401
PIMCO Unconstrained Bond Fund	21,271	38,167	(10,143)	174	638	50,107	1,224	54
PIMCO Worldwide Fundamental Advantage TR Strategy Fund	0	12,189	0	0	(34)	12,155	187	0
Totals	$955,915	$820,330	$(443,865)	$5,251	$83,382	$1,421,013	$73,355	$3,177

ANNUAL REPORT	DECEMBER 31, 2012	19

Notes to Financial Statements (Cont.)

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$678,927	$301,964

10. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	737	$8,318	389	$4,323
Administrative Class	24,773	275,678	14,807	164,272
Advisor Class	10,423	117,641	5,175	56,918
Class M	2,460	27,703	2,010	22,321
Issued as reinvestment of distributions
Institutional Class	44	507	31	332
Administrative Class	3,401	38,234	3,303	35,353
Advisor Class	1,813	20,526	2,398	25,910
Class M	371	4,215	476	5,147
Cost of shares redeemed
Institutional Class	(230)	(2,536)	(210)	(2,320)
Administrative Class	(5,615)	(62,264)	(5,037)	(55,364)
Advisor Class	(3,673)	(41,389)	(4,208)	(46,398)
Class M	(1,273)	(14,123)	(1,655)	(18,332)
Net increase resulting from Portfolio share transactions	33,231	$372,510	17,479	$192,162

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 67% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 43% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

11. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

12. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$13,133	$—	$67,559	$—	$(155,494)	$(1,075)	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

December 31, 2012

As of December 31, 2012, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$155,494	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2012, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$—

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,354,125	$71,401	$(3,842)	$67,559

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$63,482	$—	$—
12/31/2011	$66,742	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

13. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

22	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	23

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

1.23%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

1.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

24	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2012	25

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

26	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2012	27

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

28	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

ANNUAL REPORT	DECEMBER 31, 2012	29

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

30	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

ANNUAL REPORT	DECEMBER 31, 2012	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

32	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT03AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO All Asset Portfolio

Share Class

■	M

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	23
Federal Income Tax Information	24
Management of the Trust	25
Privacy Policy	27
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	28

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Class M commenced operations.

Allocation Breakdown‡

PIMCO Income Fund	9.5%
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	8.0%
PIMCO Emerging Markets Currency Fund	7.1%
PIMCO Emerging Local Bond Fund	6.9%
PIMCO High Yield Fund	6.5%
PIMCO Floating Income Fund	5.5%
Other	56.5%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	Class Inception (04/30/2004)
PIMCO All Asset Portfolio Class M	14.64%	5.96%	7.01%
Barclays U.S. TIPS: 1-10 Year Index±	5.04%	5.64%	5.65%
Consumer Price Index + 500 Basis Points±±	6.74%	6.78%	7.43%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.615% for Class M shares.

± Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,085.70	$1,021.14
Expenses Paid During Period†	$4.17	$4.04
Net Annualized Expense Ratio††	0.795%	0.795%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 6 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of the Underlying PIMCO Funds (i.e., any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company). Though it is anticipated that the Portfolio will not currently invest in the PIMCO StocksPLUS® TR Short Strategy Fund, the Portfolio may invest in this Underlying PIMCO Fund in the future, without shareholder approval, at the discretion of PIMCO. The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

»

Allocations to emerging market bonds and currencies, primarily through the PIMCO Emerging Markets Bond Fund, PIMCO Emerging Local Bond Fund, and PIMCO Emerging Markets Currency Fund, benefited returns as emerging market currencies and bonds (both locally-denominated and U.S. dollar-denominated) gained value during the reporting period.

»

Exposure to credit strategies, primarily through the PIMCO High Yield Fund, the PIMCO High Yield Spectrum Fund, and the PIMCO Investment Grade Corporate Bond Fund, added to returns as high yield and corporate bonds posted positive returns for the reporting period.

»

Modest exposure to global equity strategies, primarily through the PIMCO EM Fundamental IndexPLUS® TR Strategy Fund and the PIMCO International Fundamental IndexPLUS® TR Strategy Fund, benefited returns as emerging market and non-U.S. global developed equities gained value during the reporting period.

»

An allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”), achieved through the PIMCO Real Return Asset Fund and the PIMCO Real Return Fund, added to returns as long maturity U.S. TIPS posted positive returns for the reporting period.

»	Holdings in real estate investment trusts (“REITs”), achieved through the PIMCO RealEstateRealReturn Strategy Fund, benefited returns as REITs gained value during the reporting period.

»

Commodities exposure, achieved through the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, detracted from returns as the commodity markets sold off during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Class M
Net asset value beginning of year	$10.52	$11.06	$10.51	$9.23	$11.75
Net investment income (a)	0.60	0.67	0.87	0.84	0.57
Net realized/unrealized gain (loss)	0.92	(0.48)	0.43	1.10	(2.43)
Total income (loss) from investment operations	1.52	0.19	1.30	1.94	(1.86)
Dividends from net investment income	(0.50)	(0.73)	(0.75)	(0.66)	(0.56)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.03)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.07)
Total distributions	(0.50)	(0.73)	(0.75)	(0.66)	(0.66)
Net asset value end of year	$11.54	$10.52	$11.06	$10.51	$9.23
Total return	14.64%	1.66%	12.71%	21.31%	(16.17)%
Net assets end of year (000s)	$103,612	$78,108	$72,917	$55,595	$40,964
Ratio of expenses to average net assets	0.795%	0.805%	0.845%	0.885%	0.855%
Ratio of expenses to average net assets excluding waivers	0.875%	0.875%	0.875%	0.885%	0.875%
Ratio of expenses to average net assets excluding interest expense	0.795%	0.805%	0.845%	0.885%	0.855%
Ratio of expenses to average net assets excluding interest expense and waivers	0.875%	0.875%	0.875%	0.885%	0.875%
Ratio of net investment income to average net assets	5.33%	6.07%	7.96%	8.41%	5.23%
Portfolio turnover rate	26%*	55%*	99%*	126%	91%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments in Affiliates, at value	$1,421,013
Repurchase agreements, at value	671
Receivable for investments in Affiliates sold	528
Receivable for Portfolio shares sold	3,819
Dividends receivable from Affiliates	4,715
Reimbursement receivable from PIMCO	21
1,430,767

Liabilities:
Payable for investments in Affiliates purchased	$5,914
Payable for Portfolio shares redeemed	222
Accrued investment advisory fees	201
Accrued supervisory and administrative fees	287
Accrued distribution fees	134
Accrued servicing fees	100
6,858

Net Assets	$1,423,909

Net Assets Consist of:
Paid in capital	$1,499,786
Undistributed net investment income	13,133
Accumulated undistributed net realized (loss)	(173,023)
Net unrealized appreciation	84,013
$1,423,909

Net Assets:
Institutional Class	$12,252
Administrative Class	829,972
Advisor Class	478,073
Class M	103,612

Shares Issued and Outstanding:
Institutional Class	1,067
Administrative Class	72,932
Advisor Class	41,664
Class M	8,981

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.48
Administrative Class	11.38
Advisor Class	11.48
Class M	11.54

Cost of Investments in Affiliates	$1,337,000
Cost of Repurchase Agreements	$671

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$10
Dividends from Affiliate investments	73,355
Total Income	73,365

Expenses:
Investment advisory fees	2,047
Supervisory and administrative fees	2,923
Servicing fees – Administrative Class	1,017
Distribution and/or servicing fees – Advisor Class	1,004
Distribution and/or servicing fees – Class M	402
Total Expenses	7,393
Waiver and/or Reimbursement by PIMCO	(916)
Net Expenses	6,477

Net Investment Income	66,888

Net Realized and Unrealized Gain:
Net realized gain on Affiliate investments	5,251
Net capital gain distributions received from Affiliate investments	3,177
Net change in unrealized appreciation on Affiliate investments	83,382
Net Gain	91,810

Net Increase in Net Assets Resulting from Operations	$158,698

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$66,888	$58,486
Net realized gain on Affiliate investments	5,251	6,973
Net capital gain distributions received from Affiliate investments	3,177	4,298
Net change in unrealized appreciation (depreciation) on Affiliate investments	83,382	(55,294)
Net increase resulting from operations	158,698	14,463

Distributions to Shareholders:
From net investment income
Institutional Class	(507)	(332)
Administrative Class	(38,234)	(35,353)
Advisor Class	(20,526)	(25,910)
Class M	(4,215)	(5,147)

Total Distributions	(63,482)	(66,742)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	372,510	192,162

Total Increase in Net Assets	467,726	139,883

Net Assets:
Beginning of year	956,183	816,300
End of year*	$1,423,909	$956,183

*Including undistributed net investment income of:	$13,133	$9,727

**	See note 10 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset Portfolio

December 31, 2012

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 99.7%
PIMCO CommoditiesPLUS® Strategy Fund	4,269,355	$46,664
PIMCO CommodityRealReturn Strategy Fund®	3,615,477	24,007
PIMCO Convertible Fund	1,857,978	24,767
PIMCO Credit Absolute Return Fund	1,101,236	11,607
PIMCO Diversified Income Fund	4,322,744	52,910
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	10,897,115	113,330
PIMCO Emerging Local Bond Fund	8,970,954	98,501
PIMCO Emerging Markets Bond Fund	4,438,233	55,478
PIMCO Emerging Markets Corporate Bond Fund	1,380,554	16,843
PIMCO Emerging Markets Currency Fund	9,584,699	101,119
PIMCO EqS Pathfinder Fund®	2,415,493	25,049
PIMCO EqS® Dividend Fund	258,796	2,893
PIMCO EqS® Long/Short Fund	508,578	4,770
PIMCO Floating Income Fund	8,642,648	77,438
PIMCO Foreign Bond Fund (Unhedged)	3,048,929	33,203
PIMCO Fundamental Advantage Total Return Strategy Fund	10,944,774	48,048
PIMCO Fundamental IndexPLUS® TR Fund	383,130	2,249
PIMCO Global Advantage® Strategy Bond Fund	3,436,842	40,211
PIMCO High Yield Fund	9,576,186	92,314
PIMCO High Yield Spectrum Fund	6,324,061	68,995
PIMCO Income Fund	10,957,327	135,433
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	5,176,856	57,152
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	816,336	5,698
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	227,027	1,485
PIMCO Investment Grade Corporate Bond Fund	3,243,632	36,069
PIMCO Long Duration Total Return Fund	1,305,024	15,752
PIMCO Long-Term Credit Fund	3,572,699	46,909
PIMCO Long-Term U.S. Government Fund	882,329	9,750
PIMCO Low Duration Fund	1,387	15
PIMCO Real Return Asset Fund	192,091	1,892
PIMCO Real Return Fund	27,002	331
PIMCO RealEstateRealReturn Strategy Fund	3,650,997	17,963
PIMCO Senior Floating Rate Fund	2,730,330	27,959
PIMCO Short-Term Fund	13,906	137
PIMCO Small Cap StocksPLUS® TR Fund	116,887	941
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	730,989	8,560
PIMCO StocksPLUS® Fund	29	0
PIMCO StocksPLUS® Total Return Fund	322,547	2,887
PIMCO Total Return Fund	4,299,667	48,328
PIMCO Unconstrained Bond Fund	4,364,704	50,107
PIMCO Worldwide Fundamental Advantage TR Strategy Fund	1,214,323	12,155

Total Mutual Funds (Cost $1,335,918)		1,419,919

EXCHANGE-TRADED FUNDS 0.1%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund (a)	20,000	1,087

Total Exchange-Traded Funds (Cost $1,075)		1,087

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 01/02/2013	$671	671

(Dated 12/31/2012. Collateralized by Fannie Mae 2.060% due 10/17/2022 valued at $689. Repurchase proceeds are $671.)

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (a) 0.0%
PIMCO Short-Term Floating NAV Portfolio	652	7

Total Short-Term Instruments (Cost $678)		678

Total Investments 99.8% (Cost $1,337,671)		$1,421,684

Other Assets and Liabilities (Net) 0.2%		2,225

Net Assets 100.0%		$1,423,909

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO All Asset Portfolio (Cont.)

December 31, 2012

Notes to Schedule of Investments (amounts in thousands):

(a)	Affiliated to the Portfolio.
(b)	Institutional Class Shares of each Fund.
(c)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Mutual Funds	$1,419,919	$0	$0	$1,419,919
Exchange-Traded Funds	1,087	0	0	1,087
Short-Term Instruments
Repurchase Agreements	0	671	0	671
Central Funds Used for Cash Management Purposes	7	0	0	7
	$1,421,013	$671	$0	$1,421,684

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Class M of the Portfolio. Certain detailed financial information for the Institutional Class, Advisor Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying PIMCO Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS® TR, PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® TR, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Total Return, PIMCO EqS® Emerging Markets and PIMCO EqS Pathfinder® Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn® Strategy, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from

ANNUAL REPORT	DECEMBER 31, 2012	13

Notes to Financial Statements (Cont.)

U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”).

Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

5. PRINCIPAL RISKS

Because the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The Portfolio’s net asset value will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

Investing in the Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select

ANNUAL REPORT	DECEMBER 31, 2012	15

Notes to Financial Statements (Cont.)

principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Underlying PIMCO Funds’ investments in financial derivatives and other financial instruments expose the Underlying PIMCO Funds to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Underlying PIMCO Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Underlying PIMCO Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying PIMCO Funds, or, in the case of hedging positions, that the Underlying PIMCO Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Underlying PIMCO Funds’ investment in foreign currency denominated securities may reduce the returns of the Underlying PIMCO Funds.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Underlying PIMCO Funds’ investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently decreases, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

The Underlying PIMCO Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Underlying PIMCO Funds’ overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Underlying PIMCO Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Portfolio.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The

ANNUAL REPORT	DECEMBER 31, 2012	17

Notes to Financial Statements (Cont.)

Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2013, to reduce its Investment Advisory Fee to the extent that the Acquired Fund Fees and Expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at December 31, 2012 was $2,062,289.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2012 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$42,336	$15,988	$(13,996)	$(1,255)	$3,591	$46,664	$308	$9
PIMCO CommodityRealReturn Strategy Fund®	42,800	2,831	(23,168)	(4,179)	5,723	24,007	1,291	81

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Underlying PIMCO Funds	Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
PIMCO Convertible Fund	$32,140	$1,810	$(10,296)	$232	$881	$24,767	$1,504	$96
PIMCO Credit Absolute Return Fund	6,028	5,227	0	0	352	11,607	227	0
PIMCO Diversified Income Fund	42,577	11,976	(5,464)	28	3,793	52,910	2,652	127
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	76,970	19,782	0	0	16,578	113,330	7,930	0
PIMCO Emerging Local Bond Fund	52,850	39,201	0	0	6,450	98,501	5,049	0
PIMCO Emerging Markets Bond Fund	16,916	36,820	(2,758)	34	4,466	55,478	2,275	40
PIMCO Emerging Markets Corporate Bond Fund	0	16,500	0	0	343	16,843	202	48
PIMCO Emerging Markets Currency Fund	69,224	30,900	(4,037)	(172)	5,204	101,119	1,873	0
PIMCO EqS Pathfinder Fund®	22,781	716	0	0	1,552	25,049	716	0
PIMCO EqS®Dividend Fund	2,541	100	0	0	252	2,893	97	3
PIMCO EqS® Long/Short Fund	0	5,019	0	0	(249)	4,770	19	0
PIMCO Floating Income Fund	66,771	5,123	0	0	5,544	77,438	3,392	0
PIMCO Foreign Bond Fund (Unhedged)	14,129	19,155	(15)	(1)	(65)	33,203	1,926	103
PIMCO Fundamental Advantage Total Return Strategy Fund	26,013	41,336	(21,909)	(1,302)	3,910	48,048	90	0
PIMCO Fundamental IndexPLUS® TR Fund	4,728	298	(3,012)	573	(338)	2,249	298	0
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	0	1,076	0	0	11	1,087	10	0
PIMCO Global Advantage® Strategy Bond Fund	26,154	12,656	(22)	(1)	1,424	40,211	1,041	108
PIMCO High Yield Fund	61,668	50,242	(25,293)	169	5,528	92,314	5,603
PIMCO High Yield Spectrum Fund	43,624	20,348	0	0	5,023	68,995	3,666	4
PIMCO Income Fund	87,914	34,762	0	0	12,757	135,433	7,304	217
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	6,130	49,677	0	0	1,345	57,152	8,308	1
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	4,446	622	0	0	630	5,698	573	49
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	1,148	110	0	0	227	1,485	110	1
PIMCO Investment Grade Corporate Bond Fund	47,965	30,080	(44,907)	1,132	1,799	36,069	2,182	358
PIMCO Long Duration Total Return Fund	76	16,262	(76)	5	(515)	15,752	218	250
PIMCO Long-Term Credit Fund	31,524	17,159	(3,780)	28	1,978	46,909	2,654	376
PIMCO Long-Term U.S. Government Fund	313	10,368	(307)	18	(642)	9,750	414	166
PIMCO Low Duration Fund	14	1	0	0	0	15	1	0
PIMCO Real Return Asset Fund	53,914	2,296	(56,421)	7,740	(5,637)	1,892	1,198	469
PIMCO Real Return Fund	774	32	(515)	48	(8)	331	24	8
PIMCO RealEstateRealReturn Strategy Fund	29,013	5,269	(18,868)	2,012	537	17,963	5,068	200
PIMCO Senior Floating Rate Fund	10,059	17,379	0	0	521	27,959	561	2
PIMCO Short-Term Floating NAV Portfolio	504	141,403	(141,900)	0	0	7	3	0
PIMCO Short-Term Fund	0	20,117	(19,989)	9	0	137	18	0
PIMCO Small Cap StocksPLUS® TR Fund	731	71	0	0	139	941	71	0
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	6,792	1,435	0	0	333	8,560	1,432	3
PIMCO StocksPLUS® Fund	0	0	0	0	0	0	0	0
PIMCO StocksPLUS® Total Return Fund	2,686	226	(419)	33	361	2,887	223	3
PIMCO Total Return Fund	391	85,601	(36,570)	(74)	(1,020)	48,328	1,413	401
PIMCO Unconstrained Bond Fund	21,271	38,167	(10,143)	174	638	50,107	1,224	54
PIMCO Worldwide Fundamental Advantage TR Strategy Fund	0	12,189	0	0	(34)	12,155	187	0
Totals	$955,915	$820,330	$(443,865)	$5,251	$83,382	$1,421,013	$73,355	$3,177

ANNUAL REPORT	DECEMBER 31, 2012	19

Notes to Financial Statements (Cont.)

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$678,927	$301,964

10. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	737	$8,318	389	$4,323
Administrative Class	24,773	275,678	14,807	164,272
Advisor Class	10,423	117,641	5,175	56,918
Class M	2,460	27,703	2,010	22,321
Issued as reinvestment of distributions
Institutional Class	44	507	31	332
Administrative Class	3,401	38,234	3,303	35,353
Advisor Class	1,813	20,526	2,398	25,910
Class M	371	4,215	476	5,147
Cost of shares redeemed
Institutional Class	(230)	(2,536)	(210)	(2,320)
Administrative Class	(5,615)	(62,264)	(5,037)	(55,364)
Advisor Class	(3,673)	(41,389)	(4,208)	(46,398)
Class M	(1,273)	(14,123)	(1,655)	(18,332)
Net increase resulting from Portfolio share transactions	33,231	$372,510	17,479	$192,162

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 67% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 43% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

11. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

12. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$13,133	$—	$67,559	$—	$(155,494)	$(1,075)	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

December 31, 2012

As of December 31, 2012, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$155,494	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2012, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$—

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,354,125	$71,401	$(3,842)	$67,559

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$63,482	$—	$—
12/31/2011	$66,742	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

13. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

22	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Class M Shareholders of PIMCO All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for Class M present fairly, in all material respects, the financial position of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for Class M for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	23

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

1.23%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

1.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

24	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2012	25

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

26	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2012	27

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

28	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

ANNUAL REPORT	DECEMBER 31, 2012	29

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

30	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

ANNUAL REPORT	DECEMBER 31, 2012	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

32	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT07AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO CommodityRealReturn® Strategy Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Statement of Cash Flows	11
Consolidated Schedule of Investments	12
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	39
Glossary	40
Federal Income Tax Information	41
Management of the Trust	42
Privacy Policy	44
Approval of the Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	45

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, tax risk, subsidiary risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative

4	PIMCO VARIABLE INSURANCE TRUST

Return chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO CommodityRealReturn® Strategy Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	52.0%
Short-Term Instruments	27.6%
Sovereign Issues	5.4%
Corporate Bonds & Notes	4.9%
Mortgage-Backed Securities	4.0%
Other	6.1%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	Class Inception (06/30/2004)
PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	5.39%	-0.71%	4.57%
Dow Jones-UBS Commodity Index Total Return±	-1.06%	-5.17%	1.40%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.05% for Administrative Class shares.

± Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,057.00	$1,020.11
Expenses Paid During Period†	$5.17	$5.08
Net Annualized Expense Ratio††	1.00%	1.00%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments, such as bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. Commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

»

Active commodity strategies designed to combat the effects of contango by holding futures contracts further out on the commodities futures curves detracted from performance as the deferred contract exposure indexes held within the Portfolio underperformed the Dow Jones-UBS Commodity Index Total Return, which implies front-month futures contracts.

»

The Portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, benefited performance as U.S. TIPS outperformed the assumed U.S. Treasury Bill collateral rate embedded in the Dow Jones-UBS Commodity Index Total Return.

»	Exposure to Australian real duration (or sensitivity to changes in real interest rates) added to performance as Australian real yields declined over the reporting period.

»	Exposure to Canadian real duration added to performance as Canadian real yields declined over the reporting period.

»	Tactical exposure to Italian inflation-linked bonds (linkers) during the second half of the reporting period added to performance as Italian real yields declined during that period.

»	Exposure to nominal interest rates in Brazil benefited performance as nominal rates rallied following central bank rate cuts during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Administrative Class
Net asset value beginning of year	$7.20	$9.01	$8.60	$7.00	$13.35
Net investment income (a)	0.14	0.13	0.11	0.24	0.44
Net realized/unrealized gain (loss)	0.24	(0.71)	1.72	2.59	(6.08)
Total income (loss) from investment operations	0.38	(0.58)	1.83	2.83	(5.64)
Dividends from net investment income	(0.20)	(1.23)	(1.27)	(0.46)	(0.59)
Distributions from net realized capital gains	(0.25)	0.00	(0.15)	(0.77)	(0.12)
Total distributions	(0.45)	(1.23)	(1.42)	(1.23)	(0.71)
Net asset value end of year	$7.13	$7.20	$9.01	$8.60	$7.00
Total return	5.39%	(7.56)%	24.52%	41.53%	(43.79)%
Net assets end of year (000s)	$572,477	$571,808	$576,251	$477,459	$214,053
Ratio of expenses to average net assets	1.00%	0.91%	0.93%	0.98%	1.06%
Ratio of expenses to average net assets excluding waivers	1.14%	1.05%	1.05%	1.11%	1.15%
Ratio of expenses to average net assets excluding interest expense	0.89%	0.89%	0.89%	0.89%	0.89%
Ratio of expenses to average net assets excluding interest expense and waivers	1.03%	1.03%	1.01%	1.02%	0.98%
Ratio of net investment income to average net assets	1.93%	1.51%	1.32%	3.00%	3.33%
Portfolio turnover rate	77%*	523%*	536%*	742%	1,156%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$980,684
Investments in Affiliates, at value	148,147
Repurchase agreements, at value	136,274
Deposits with counterparty	94
Foreign currency, at value	82
Receivable for investments sold	67,313
OTC swap premiums paid	234
Variation margin receivable on financial derivative instruments	424
Unrealized appreciation on foreign currency contracts	337
Unrealized appreciation on OTC swap agreements	853
Receivable for Portfolio shares sold	12,303
Interest and dividends receivable	3,620
Dividends receivable from Affiliates	34
Reimbursement receivable from PIMCO	86
1,350,485

Liabilities:
Payable for investments purchased	$6,522
Payable for investments in Affiliates purchased	34
Payable for sale-buyback financing transactions	598,337
Payable for short sales	13,042
Written options outstanding	1,652
OTC swap premiums received	220
Variation margin payable on financial derivative instruments	37
Unrealized depreciation on foreign currency contracts	865
Unrealized depreciation on OTC swap agreements	7,068
Deposits from counterparty	635
Payable for Portfolio shares redeemed	200
Overdraft due to custodian	19
Accrued investment advisory fees	347
Accrued supervisory and administrative fees	171
Accrued distribution fees	31
Accrued servicing fees	69
Other liabilities	12
629,261

Net Assets	$721,224

Net Assets Consist of:
Paid in capital	$685,279
Undistributed net investment income	14,171
Accumulated undistributed net realized (loss)	(3,268)
Net unrealized appreciation	25,042
$721,224

Net Assets:
Institutional Class	$166
Administrative Class	572,477
Advisor Class	148,581

Shares Issued and Outstanding:
Institutional Class	23
Administrative Class	80,310
Advisor Class	20,605

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$7.10
Administrative Class	7.13
Advisor Class	7.21

Cost of Investments	$950,526
Cost of Investments in Affiliates	$148,176
Cost of Repurchase Agreements	$136,274
Cost of Foreign Currency Held	$83
Proceeds Received on Short Sales	$13,025
Premiums Received on Written Options	$2,712

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$21,637
Dividends	6
Dividends from Affiliate investments	221
Total Income	21,864

Expenses:
Investment advisory fees	4,398
Supervisory and administrative fees	2,166
Servicing fees – Administrative Class	901
Distribution and/or servicing fees – Advisor Class	367
Trustees’ fees	4
Interest expense	853
Total Expenses	8,689
Waiver and/or Reimbursement by PIMCO	(1,066)
Net Expenses	7,623

Net Investment Income	14,241

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	863
Net realized (loss) on Affiliate investments	(62)
Net capital gain distributions received from Affiliate investments	8
Net realized gain on futures contracts	714
Net realized gain on written options	1,359
Net realized gain on swaps	4,215
Net realized (loss) on foreign currency transactions	(1,146)
Net change in unrealized appreciation on investments	31,765
Net change in unrealized (depreciation) on Affiliate investments	(38)
Net change in unrealized (depreciation) on futures contracts	(701)
Net change in unrealized (depreciation) on written options	(110)
Net change in unrealized (depreciation) on swaps	(7,307)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,277)
Net Gain	28,283

Net Increase in Net Assets Resulting from Operations	$42,524

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$14,241	$11,290
Net realized gain (loss)	6,005	(61,751)
Net realized (loss) on Affiliate investments	(62)	(9)
Net capital gain distributions received from Affiliate investments	8	0
Net change in unrealized appreciation (depreciation)	22,370	(7,591)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(38)	9
Net increase resulting from operations	42,524	(58,052)

Distributions to Shareholders:
From net investment income
Institutional Class	(2)	0
Administrative Class	(16,415)	(86,808)
Advisor Class	(3,544)	(20,192)
From net realized capital gains
Institutional Class	(5)	0
Administrative Class	(18,742)	0
Advisor Class	(4,939)	0

Total Distributions	(43,647)	(107,000)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	18,284	159,585

Total Increase (Decrease) in Net Assets	17,161	(5,467)

Net Assets:
Beginning of year	704,063	709,530
End of year*	$721,224	$704,063

*Including undistributed net investment income of:	$14,171	$11,743

**	See note 13 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

Year Ended December 31, 2012
(Amounts in thousands)	PIMCO CommodityRealReturn® Strategy Portfolio

Cash flows (used for) operating activities:

Net increase in net assets resulting from operations	$42,524

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(899,373)
Proceeds from sales of long-term securities	1,110,088
Purchases of short-term portfolio investments, net	(197,190)
Increase in deposits with counterparty	(38)
Increase in receivable for investments sold	(42,207)
Decrease in interest and dividends receivable	1,349
Decrease in OTC swap premiums received (paid)	1,195
Decrease in payable for investments purchased	(468,034)
Decrease in accrued investment advisory fees	(26)
Decrease in accrued supervisory and administrative fees	(13)
Decrease in accrued distribution fee	(16)
Increase in accrued servicing fee	16
Decrease in variation margin receivable (payable) on financial derivative instruments	(452)
Payments from short sales transactions	2,216
Proceeds from currency transactions	(1,109)
Net change in unrealized appreciation on investments	(31,765)
Net change in unrealized (depreciation) on Affiliate investments	38
Net change in unrealized (depreciation) on futures contracts	701
Net change in unrealized (depreciation) on written options	110
Net change in unrealized (depreciation) on swaps	7,307
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	1,277
Net realized gain on investments, written options and foreign currency transactions	(1,022)
Net amortization (accretion) on investments	6,768
Net cash (used for) operating activities	(467,656)

Cash flows received from financing activities:
Proceeds from Portfolio shares sold	175,640
Payment on Portfolio shares redeemed	(214,417)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	(245,618)
Payments on reverse repurchase agreements	164,689
Proceeds from sale-buyback transactions	4,617,462
Payments on sale-buyback transactions	(4,019,125)
Increase in overdraft due to custodian	19
Proceeds from deposits from counterparty	377,886
Payments on deposits from counterparty	(389,253)
Net cash received from financing activities	467,283

Net Decrease in Cash and Foreign Currency	(373)

Cash and Foreign Currency:
Beginning of year	455
End of year	$82

* Reinvestment of dividends	$43,646

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$830

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.7%
NRG Energy, Inc.
4.000% due 07/01/2018		$985	$997
Springleaf Financial Funding Co.
5.500% due 05/10/2017		3,800	3,784

Total Bank Loan Obligations (Cost $4,769)			4,781

CORPORATE BONDS & NOTES 8.6%

BANKING & FINANCE 8.0%
Achmea Hypotheekbank NV
3.200% due 11/03/2014		730	766
Ally Financial, Inc.
3.709% due 06/20/2014		3,100	3,187
American International Group, Inc.
8.175% due 05/15/2068		800	1,046
ANZ New Zealand International Ltd.
0.751% due 08/19/2014		1,000	1,004
BPCE S.A.
2.375% due 10/04/2013		600	606
Commonwealth Bank of Australia
0.588% due 09/17/2014		15,800	15,860
0.763% due 07/12/2013		8,900	8,921
Dexia Credit Local S.A.
0.711% due 03/05/2013		1,000	999
0.793% due 04/29/2014		7,900	7,799
Eksportfinans ASA
2.375% due 05/25/2016		800	764
Ford Motor Credit Co. LLC
3.984% due 06/15/2016		3,000	3,187
HBOS PLC
6.750% due 05/21/2018		1,000	1,081
HCP, Inc.
6.700% due 01/30/2018		1,000	1,207
International Lease Finance Corp.
5.625% due 09/20/2013		400	411
Morgan Stanley
0.520% due 03/01/2013	EUR	200	264
2.810% due 05/14/2013		$3,100	3,122
NIBC Bank NV
2.800% due 12/02/2014		5,200	5,401
Turkiye Garanti Bankasi A/S
2.819% due 04/20/2016		500	499
Westpac Banking Corp.
3.585% due 08/14/2014		1,500	1,573

			57,697

INDUSTRIALS 0.6%
Boston Scientific Corp.
5.450% due 06/15/2014		500	532
Cardinal Health, Inc.
6.000% due 06/15/2017		400	463
NXP BV
2.960% due 10/15/2013	EUR	1,007	1,336
Office Depot, Inc.
6.250% due 08/15/2013		$304	310
Rexam PLC
6.750% due 06/01/2013		400	409
RPM International, Inc.
6.500% due 02/15/2018		1,000	1,172

			4,222

Total Corporate Bonds & Notes (Cost $60,550)			61,919

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$100	$80

Total Municipal Bonds & Notes (Cost $94)		80

U.S. GOVERNMENT AGENCIES 4.3%
Fannie Mae
0.560% due 05/25/2042	11	11
0.890% due 02/25/2041	1,832	1,850
1.366% due 10/01/2044	11	12
2.492% due 11/01/2034	73	79
2.600% due 05/02/2022	1,000	1,005
2.713% due 05/25/2035	97	103
5.083% due 07/01/2035	49	53
5.319% due 01/01/2036	310	334
5.335% due 11/01/2035	161	174
5.500% due 12/01/2036 - 01/01/2043	6,090	6,622
Freddie Mac
0.171% due 03/21/2013 (g)	163	163
0.439% due 02/15/2019	471	472
0.470% due 08/25/2031	2	2
0.659% due 08/15/2033 - 09/15/2042	4,478	4,501
1.360% due 02/25/2045	128	124
2.000% due 03/14/2019	5,200	5,216
2.367% due 01/01/2034	12	12
2.459% due 07/01/2036	345	366
2.500% due 10/02/2019	3,700	3,831
2.600% due 09/01/2036	339	359
2.694% due 10/01/2036	239	256
Ginnie Mae
0.511% due 03/20/2037	2,274	2,283
NCUA Guaranteed Notes
0.663% due 10/07/2020	988	991
0.773% due 12/08/2020	1,502	1,510
Small Business Administration
5.510% due 11/01/2027	576	667

Total U.S. Government Agencies (Cost $30,660)		30,996

U.S. TREASURY OBLIGATIONS 91.2%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (f)(g)(h)	87,728	92,402
0.125% due 04/15/2017 (f)	24,712	26,471
0.125% due 01/15/2022 (e)(f)(g)(h)(i)	27,163	29,504
0.125% due 07/15/2022 (f)	46,323	50,265
0.500% due 04/15/2015 (f)(g)(i)	26,977	28,162
0.625% due 07/15/2021 (f)	69,062	78,504
1.125% due 01/15/2021 (f)	22,760	26,739
1.250% due 04/15/2014 (g)	27,325	28,188
1.250% due 07/15/2020 (f)(h)(i)	51,912	61,597
1.375% due 07/15/2018 (f)	4,289	4,994
1.375% due 01/15/2020 (f)	26,493	31,415
1.625% due 01/15/2015 (f)	20,085	21,345
1.750% due 01/15/2028 (f)	993	1,286
1.875% due 07/15/2019 (f)	26,903	32,755
2.000% due 07/15/2014 (f)	26,478	27,950
2.000% due 01/15/2016	47,805	53,025
2.000% due 01/15/2026 (f)	1,281	1,680
2.125% due 01/15/2019 (f)	7,862	9,550
2.375% due 01/15/2017	21,323	24,788

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 01/15/2025 (f)		$1,471	$1,986
2.500% due 01/15/2029 (f)		431	614
2.625% due 07/15/2017		112	134
2.625% due 07/15/2017 (g)		16,741	20,070
3.875% due 04/15/2029		141	233
U.S. Treasury Notes
0.375% due 07/31/2013 (i)		4,300	4,307

Total U.S. Treasury Obligations (Cost $634,735)			657,964

MORTGAGE-BACKED SECURITIES 7.0%
American General Mortgage Loan Trust
5.150% due 03/25/2058		765	789
Banc of America Commercial Mortgage Trust
0.383% due 06/10/2049		28	28
5.685% due 06/10/2049		28	28
Banc of America Large Loan Trust
0.719% due 08/15/2029		48	48
Banc of America Large Loan, Inc.
2.509% due 11/15/2015		6,042	6,046
Banc of America Mortgage Trust
3.111% due 06/25/2035		290	268
4.920% due 11/25/2034		163	162
Banc of America Re-REMIC Trust
5.623% due 06/24/2050		300	341
BCAP LLC Trust
5.250% due 08/26/2037		2,289	2,274
5.430% due 03/26/2037		600	498
Bear Stearns Adjustable Rate Mortgage Trust
2.240% due 08/25/2035		52	52
2.320% due 08/25/2035		97	99
2.570% due 03/25/2035		169	171
2.909% due 03/25/2035		182	163
3.074% due 01/25/2035		575	547
3.078% due 03/25/2035		49	49
3.127% due 01/25/2035		708	709
Bear Stearns Structured Products, Inc.
2.797% due 01/26/2036		559	370
2.829% due 12/26/2046		3,119	1,783
Citigroup Mortgage Loan Trust, Inc.
2.270% due 09/25/2035		115	114
2.340% due 09/25/2035		126	125
2.570% due 10/25/2035		990	956
3.091% due 09/25/2037 ^		819	622
Countrywide Alternative Loan Trust
0.380% due 05/25/2047		2,763	1,967
0.406% due 12/20/2046		2,322	1,481
6.000% due 02/25/2037 ^		380	280
Countrywide Home Loan Mortgage Pass-Through Trust
2.924% due 11/19/2033		8	8
3.026% due 08/25/2034		67	59
Credit Suisse Mortgage Capital Certificates
0.439% due 10/15/2021		1,391	1,359
5.383% due 02/15/2040		400	446
5.467% due 09/18/2039		1,000	1,142
DBUBS Mortgage Trust
3.386% due 07/10/2044		5,800	6,268
First Horizon Alternative Mortgage Securities
2.536% due 06/25/2034		28	27
Granite Mortgages PLC
0.898% due 09/20/2044	GBP	299	480
Greenpoint Mortgage Funding Trust
0.480% due 11/25/2045		$14	10
GS Mortgage Securities Corp.
1.103% due 03/06/2020		214	214
1.260% due 03/06/2020		300	300
3.849% due 12/10/2043		3,421	3,733

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
3.004% due 01/25/2035		$145	$143
Harborview Mortgage Loan Trust
0.450% due 03/19/2036		83	54
Holmes Master Issuer PLC
1.560% due 10/15/2054	EUR	4,100	5,470
Indymac Mortgage Loan Trust
3.118% due 11/25/2035 ^		$371	312
JPMorgan Chase Commercial Mortgage Securities Corp.
4.654% due 01/12/2037		81	82
JPMorgan Mortgage Trust
3.048% due 07/25/2035		130	132
3.105% due 08/25/2035		171	171
4.963% due 02/25/2035		372	379
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		200	239
MASTR Adjustable Rate Mortgages Trust
2.630% due 11/21/2034		100	104
Mellon Residential Funding Corp.
0.949% due 09/15/2030		341	325
Merrill Lynch Mortgage Investors Trust
1.760% due 10/25/2035		370	366
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100	118
Morgan Stanley Capital Trust
5.882% due 06/11/2049		25	30
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		675	705
Permanent Master Issuer PLC
1.510% due 07/15/2042	EUR	400	533
Residential Accredit Loans, Inc. Trust
0.460% due 08/25/2037		$1,975	1,446
1.525% due 09/25/2045		240	179
Royal Bank of Scotland Capital Funding Trust
6.006% due 12/16/2049		600	719
Sequoia Mortgage Trust
0.411% due 07/20/2036		655	596
Structured Adjustable Rate Mortgage Loan Trust
1.572% due 01/25/2035		22	16
2.775% due 02/25/2034		39	40
5.500% due 12/25/2034		315	305
Structured Asset Mortgage Investments, Inc.
0.870% due 10/19/2034		36	35
Vornado DP LLC Trust
4.004% due 09/13/2028		1,500	1,702
Wachovia Bank Commercial Mortgage Trust
0.289% due 06/15/2020		551	543
5.088% due 08/15/2041		300	319
WaMu Mortgage Pass-Through Certificates
0.936% due 05/25/2047		391	322
2.915% due 12/25/2035		375	364
5.324% due 08/25/2035		93	91
Wells Fargo Mortgage-Backed Securities Trust
2.760% due 03/25/2036		381	368
5.154% due 06/25/2033		170	171

Total Mortgage-Backed Securities (Cost $48,522)			50,395

ASSET-BACKED SECURITIES 5.6%
American Money Management Corp. CLO Ltd.
0.537% due 05/03/2018		232	230
Aquilae CLO PLC
1.007% due 01/17/2023	EUR	757	968
ARES CLO Ltd.
0.538% due 03/12/2018		$487	480

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Carrington Mortgage Loan Trust
0.530% due 10/25/2035		$67	$67
Citibank Omni Master Trust
2.959% due 08/15/2018		6,100	6,348
Commercial Industrial Finance Corp.
0.570% due 05/10/2021		4,600	4,453
0.571% due 03/01/2021		1,300	1,273
Countrywide Asset-Backed Certificates
0.390% due 07/25/2036		1,322	1,269
0.460% due 04/25/2036		177	170
5.212% due 04/25/2036		1,479	1,417
Credit-Based Asset Servicing and Securitization LLC
0.330% due 07/25/2037		23	11
Cumberland CLO Ltd.
0.560% due 11/10/2019		631	627
Duane Street CLO Ltd.
0.562% due 11/08/2017		241	240
First CLO Ltd.
0.620% due 12/14/2016		27	27
First Franklin Mortgage Loan Trust
0.550% due 11/25/2035		4,744	4,607
0.590% due 09/25/2035		2,241	2,208
GSAMP Trust
0.280% due 12/25/2036		82	39
Gulf Stream Compass CLO Ltd.
0.700% due 07/15/2016		10	10
Harvest CLO S.A.
0.936% due 03/29/2017	EUR	111	146
Katonah Ltd.
0.629% due 09/20/2016		$90	90
Landmark CDO Ltd.
0.611% due 06/01/2017		649	642
LCM Ltd.
0.540% due 03/21/2019		1,500	1,453
Magi Funding PLC
0.671% due 04/11/2021	EUR	471	605
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047		$191	150
Nelnet Student Loan Trust
1.015% due 07/25/2018		160	161
North Carolina State Education Assistance Authority
0.765% due 10/26/2020		1,144	1,146
Penta CLO S.A.
0.564% due 06/04/2024	EUR	1,162	1,442
SLM Student Loan Trust
0.355% due 04/25/2019		$2,200	2,180
1.815% due 04/25/2023		4,791	4,998
1.859% due 12/15/2017		264	265
2.350% due 04/15/2039		739	743
Specialty Underwriting & Residential Finance
0.270% due 01/25/2038		71	68
Structured Asset Securities Corp.
1.714% due 04/25/2035		627	604
Symphony CLO Ltd.
0.550% due 05/15/2019		700	687
Wind River CLO Ltd.
0.639% due 12/19/2016		358	355
Wood Street CLO BV
0.696% due 03/29/2021	EUR	179	232

Total Asset-Backed Securities (Cost $38,915)			40,411

SOVEREIGN ISSUES 9.6%
Australia Government CPI Linked Bond
4.000% due 08/20/2015	AUD	2,100	3,953
4.000% due 08/20/2020		1,700	3,406

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Canada Government Bond
1.500% due 12/01/2044 (b)	CAD	2,748	$3,662
2.750% due 09/01/2016		14,000	14,788
4.250% due 12/01/2021 (b)		3,236	4,588
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2016 (b)	EUR	4,722	6,336
2.100% due 09/15/2017 (b)		1,958	2,616
2.100% due 09/15/2021 (b)		2,577	3,234
2.350% due 09/15/2019 (b)		439	579
New South Wales Treasury Corp. CPI Linked Bond
2.500% due 11/20/2035	AUD	1,200	1,487
2.750% due 11/20/2025		5,500	7,448
United Kingdom Gilt
0.125% due 03/22/2024 (b)	GBP	2,938	5,163
1.250% due 11/22/2032 (b)		1,131	2,340
1.875% due 11/22/2022 (b)		239	497
2.500% due 07/26/2016 (b)		1,600	8,926

Total Sovereign Issues (Cost $66,423)			69,023

SHORT-TERM INSTRUMENTS 48.3%

CERTIFICATES OF DEPOSIT 1.7%
Banco Bradesco S.A.
1.955% due 01/24/2013		$3,600	3,602
Bank of Nova Scotia
0.510% due 03/27/2014		550	550
Dexia Credit Local S.A.
1.400% due 09/20/2013		4,100	4,096
1.700% due 09/06/2013		4,000	4,005

			12,253

COMMERCIAL PAPER 2.0%
Abbey National Treasury Services PLC
1.019% due 04/03/2013		2,600	2,597
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013		1,900	1,870
Santander S.A.
2.200% due 04/02/2013		3,800	3,789
Standard Chartered Bank
0.950% due 10/01/2013		6,300	6,273

			14,529

REPURCHASE AGREEMENTS 18.9%
Banc of America Securities LLC
0.230% due 01/02/2013		1,100	1,100
(Dated 12/31/2012. Collateralized by U.S. Treasury Bills 0.000% due 12/12/2013 valued at $408 and U.S. Treasury Notes 0.125% due 12/31/2014 valued at $714. Repurchase proceeds are $1,100.)
BNP Paribas Securities Corp.
0.140% due 01/08/2013		61,300	61,300
(Dated 12/24/2012. Collateralized by U.S. Treasury Bonds 5.250% due 02/15/2029 valued at $62,476. Repurchase proceeds are $61,302.)
Citigroup Global Markets, Inc.
0.270% due 01/02/2013		5,500	5,500
(Dated 12/31/2012. Collateralized by Freddie Mac 0.750% due 10/05/2016 valued at $5,628. Repurchase proceeds are $5,500.)
Goldman Sachs Group, Inc.
0.250% due 01/23/2013		24,900	24,900
(Dated 11/28/2012. Collateralized by Fannie Mae 2.500% due 10/01/2027 valued at $25,241. Repurchase proceeds are $24,906.)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley & Co., Inc.
0.250% due 01/02/2013	$7,900	$7,900
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 1.000% due 09/30/2016 valued at $8,062. Repurchase proceeds are $7,900.)
RBS Securities, Inc.
0.220% due 01/04/2013	13,000	13,000
(Dated 12/06/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $13,249. Repurchase proceeds are $13,002)
0.230% due 01/07/2013	15,500	15,500
(Dated 12/10/2012. Collateralized by U.S. Treasury Notes 2.125% due 08/15/2021 valued at $15,684. Repurchase proceeds are $15,502)
0.230% due 01/14/2013	6,850	6,850
(Dated 12/10/2012. Collateralized by U.S. Treasury Notes 2.125% due 08/15/2021 valued at $6,931. Repurchase proceeds are $6,851)
State Street Bank and Trust Co.
0.010% due 01/02/2013	224	224
(Dated 12/31/2012. Collateralized by Fannie Mae 2.170% due 10/17/2022 valued at $116 and Freddie Mac 2.060% due 10/17/2022 valued at $120. Repurchase proceeds are $224.)

		136,274

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 3.5%
Fannie Mae
0.157% due 02/27/2013		$1,500	$1,499
0.178% due 02/27/2013		7,100	7,098
0.183% due 08/01/2013		1,300	1,299
Federal Home Loan Bank
0.155% due 02/20/2013		600	600
0.162% due 02/20/2013		10,200	10,198
Freddie Mac
0.142% due 03/05/2013		600	600
0.152% due 02/26/2013 - 04/03/2013		1,900	1,899
0.178% due 02/19/2013 - 02/25/2013		2,000	2,000

			25,193

ITALY TREASURY BILLS 0.9%
1.728% due 09/13/2013 (a)	EUR	5,100	6,679

U.S. TREASURY BILLS 0.8%
0.154% due 01/31/2013 - 12/12/2013 (a)(g)(i)		$5,898	5,893

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 20.5%
PIMCO Short-Term Floating NAV Portfolio	14,804,348	$148,147

Total Short-Term Instruments (Cost $348,761)		348,000

PURCHASED OPTIONS (k) 0.1%
(Cost $1,547)		568

Total Investments 175.4% (Cost $1,234,976)		$1,265,105

Written Options (l) (0.2%) (Premiums $2,712)		(1,652)

Other Assets and Liabilities (Net) (75.2%)		(542,229)

Net Assets 100.0%		$721,224

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Portfolio.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $334,224 at a weighted average interest rate of 0.244%.
(e)	Securities with an aggregate market value of $427 have been pledged as margin collateral for repurchase agreements and/or reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012.
(f)	Securities with an aggregate market value of $595,896 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BRC	0.340%	12/06/2012	01/04/2013	$13,314	$(13,318)
	0.360%	12/12/2012	01/14/2013	10,953	(10,947)
	0.362%	12/17/2012	01/18/2013	5,780	(5,743)
	0.380%	12/14/2012	01/07/2013	10,997	(10,996)
GSC	0.360%	12/19/2012	01/08/2013	111,577	(111,571)
TDM	0.250%	07/25/2012	01/14/2013	9,816	(9,833)
	0.270%	10/18/2012	01/10/2013	2,739	(2,743)
	0.270%	10/19/2012	01/08/2013	193,443	(193,677)
	0.270%	11/19/2012	01/04/2013	46,512	(46,532)
	0.270%	11/19/2012	02/14/2013	91,576	(91,501)
	0.370%	12/12/2012	01/09/2013	80,254	(80,259)
UAG	0.240%	09/13/2012	01/11/2013	8,593	(8,604)
	0.281%	07/11/2012	01/09/2013	7,721	(7,694)
	0.300%	11/26/2012	01/24/2013	4,925	(4,919)

					$(598,337)

(1)	Payable for Sale-Buyback Financing Transactions includes $71 of deferred price drop on sale-buyback financing transactions.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(g)	Securities with an aggregate market value of $1,368 and cash of $94 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2016	213	$57
90-Day Eurodollar September Futures	Long	09/2015	103	25
Brent Crude December Futures	Short	11/2013	92	161
Brent Crude February Futures	Short	01/2013	16	(16)
Brent Crude March Futures	Long	02/2013	21	13
Corn March Futures	Short	03/2013	16	45
Euro-Mill Wheat November Futures	Long	11/2013	16	(17)
Gold 100 oz. February Futures	Long	02/2013	4	(18)
Hard Red Winter Wheat March Futures	Long	03/2013	28	(147)
Natural Gas April Futures	Short	03/2013	72	28
Natural Gas March Futures	Short	02/2013	14	35
Natural Gas October Futures	Long	09/2013	86	(98)
Platinum April Futures	Long	04/2013	54	(1)
RBOB Gasoline March Futures	Short	02/2013	5	(5)
Soybean March Futures	Long	03/2013	20	7
Wheat March Futures	Short	03/2013	33	192
WTI Crude December Futures	Long	11/2013	109	(56)
WTI Crude June Futures	Short	05/2013	17	(61)

				$144

(h)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $1,688 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	1.500%	01/04/2018	$	900	$(2)	$1
Receive	3-Month USD-LIBOR	2.500%	12/19/2042		18,600	1,139	481

						$1,137	$482

(i)	Securities with an aggregate market value of $8,328 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.
(j)	OTC swap agreements outstanding as of December 31, 2012:

Commodity Forward Swaps
Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	CBOT Wheat March Futures	$8.796	02/22/2013	AZD	40,000	$(40)	$0	$(40)
Pay	CBOT Wheat March Futures	8.488	02/22/2013	AZD	40,000	27	0	27
Receive	KCBT Wheat March Futures	8.900	02/22/2013	AZD	40,000	(24)	0	(24)
Pay	KCBT Wheat March Futures	9.268	02/22/2013	AZD	40,000	38	0	38
Receive	London Platinum Market Fixing Ltd. PM	1,698.000	01/09/2013	GST	700	(119)	0	(119)
Receive	London Platinum Market Fixing Ltd. PM	1,578.500	01/29/2013	DUB	810	(41)	0	(41)
Receive	NGCAL19 Index	7.200	12/31/2019	DUB	84,000	(159)	0	(159)

						$(318)	$0	$(318)

Credit Default Swaps on Corporate Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.375%	$	400	$(4)	$0	$(4)
HCP, Inc.	GST	(2.910%	)	03/20/2018	1.165%		1,000	(89)	0	(89)
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	0.985%		1,000	(31)	(24)	(7)
Rexam PLC	BRC	(1.450%	)	06/20/2013	0.123%		400	(3)	0	(3)
RPM International, Inc.	GST	(1.500%	)	03/20/2018	1.096%		1,000	(21)	0	(21)

								$(148)	$(24)	$(124)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BRC	1.000%	06/20/2015	0.604%	$	1,000	$10	$(14)	$24
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.333%		1,800	(41)	(60)	19
Brazil Government International Bond	RYL	1.000%	06/20/2015	0.604%		500	5	(10)	15
Japan Government International Bond	BOA	1.000%	12/20/2015	0.435%		3,300	56	75	(19)
Japan Government International Bond	JPM	1.000%	12/20/2015	0.435%		600	10	12	(2)
Japan Government International Bond	RYL	1.000%	12/20/2015	0.435%		200	4	5	(1)
Nokia OYJ	GST	5.000%	09/20/2014	2.669%	EUR	700	38	(77)	115

							$82	$(69)	$151

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.900%	07/25/2016	BPS	EUR	2,000	$10	$10	$0
Pay	1-Month EUR-FRCPXTOB Index	2.000%	07/25/2016	CBK		2,000	22	6	16
Pay	1-Year BRL-CDI	8.825%	01/02/2015	HUS	BRL	9,000	107	54	53
Pay	1-Year BRL-CDI	8.150%	01/02/2017	UAG		18,500	(30)	0	(30)
Pay	1-Year BRL-CDI	8.220%	01/02/2017	MYC		25,800	(18)	(36)	18
Pay	1-Year BRL-CDI	8.300%	01/02/2017	GLM		16,000	12	20	(8)
Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	BPS	$	8,700	19	20	(1)
Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	BPS		2,600	50	18	32
Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	DUB		1,800	35	15	20

							$207	$107	$100

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	DJUBSF1T Index	118,151	3-Month U.S. Treasury Bill rate plus a specified spread	$	61,395	02/15/2013	BOA	$(588)
Receive	CVICSTR3 Index	42,789	3-Month U.S. Treasury Bill rate plus a specified spread		12,959	02/15/2013	CBK	(132)
Receive	DJUBSTR Index	143,557	3-Month U.S. Treasury Bill rate plus a specified spread		40,534	02/15/2013	DUB	(396)
Receive	DJUBSTR Index	229,672	3-Month U.S. Treasury Bill rate plus a specified spread		64,912	02/15/2013	FBF	(646)
Pay	DJUBSTR Index	643	3-Month U.S. Treasury Bill rate plus a specified spread		182	02/15/2013	FBF	0
Receive	DJUBSF1T Index	128,524	3-Month U.S. Treasury Bill rate plus a specified spread		66,102	02/15/2013	GLM	46
Receive	DJUBSTR Index	281,209	3-Month U.S. Treasury Bill rate plus a specified spread		79,478	02/15/2013	JPM	(792)
Receive	DJUBSTR Index	398,753	3-Month U.S. Treasury Bill rate plus a specified spread		112,699	02/15/2013	MYC	(1,126)
Receive	MOTT3001 Index	234,163	3-Month U.S. Treasury Bill rate plus a specified spread		71,214	02/15/2013	MYC	(712)
Receive	MOTT3002 Index	441,545	3-Month U.S. Treasury Bill rate plus a specified spread		132,841	02/15/2013	MYC	(1,332)
Receive	DJUBSF3T Index	121,921	3-Month U.S. Treasury Bill rate plus a specified spread		74,315	02/15/2013	SOG	(763)

								$(6,441)

Variance Swaps
Pay/Receive Variance	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	CBOT Corn May Futures	$0.098	04/26/2013	JPM	$	270	$(12)	$0	$(12)
Pay	DJUBS Index	0.036	04/04/2013	GST		300	(1)	0	(1)
Pay	London Gold Market Fixing Ltd. PM	0.051	02/20/2013	JPM		1,140	39	0	39
Pay	London Gold Market Fixing Ltd. PM	0.052	02/20/2013	JPM		3,990	138	0	138
Pay	London Gold Market Fixing Ltd. PM	0.051	02/26/2013	GST		740	24	0	24

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Variance Swaps (Cont.)
Pay/Receive Variance	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	London Gold Market Fixing Ltd. PM	$0.050	02/28/2013	GST	$	1,190	$39	$0	$39
Pay	London Gold Market Fixing Ltd. PM	0.055	03/12/2013	BRC		500	18	0	18
Pay	London Gold Market Fixing Ltd. PM	0.035	11/27/2013	SOG		1,120	5	0	5
Pay	London Gold Market Fixing Ltd. PM	0.037	11/27/2013	MYC		514	4	0	4
Pay	London Gold Market Fixing Ltd. PM	0.036	11/29/2013	GST		860	5	0	5
Pay	London Gold Market Fixing Ltd. PM	0.076	09/30/2014	JPM		570	10	0	10
Receive	London Silver Market Fixing Ltd.	0.087	11/27/2013	SOG		350	4	0	4
Receive	London Silver Market Fixing Ltd.	0.088	11/27/2013	SOG		350	4	0	4
Receive	London Silver Market Fixing Ltd.	0.090	11/27/2013	MYC		330	3	0	3
Receive	London Silver Market Fixing Ltd.	0.090	11/29/2013	GST		540	5	0	5
Pay	S&P 500 Index	0.041	02/15/2013	BRC		930	0	0	0
Pay	S&P 500 Index	0.073	12/20/2013	GST		2,200	69	0	69
Pay	S&P 500 Index	0.075	12/20/2013	BRC		1,900	63	0	63

							$417	$0	$417

(k)	Purchased options outstanding as of December 31, 2012:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Call - NYMEX Brent Crude December Futures	N/A	$117.000	11/15/2013	37		N/A	$139	$74
Put - OTC Brent Crude March Futures	BOA	87.000	02/08/2013	N/A	$	2,500	10	3
Put - OTC Gold December Futures	MYC	1,560.000	12/03/2013	N/A		160	78	79
Put - OTC Gold November Futures	MYC	1,570.000	11/01/2013	N/A		210	127	100
Put - OTC Gold November Futures	UAG	1,570.000	11/01/2013	N/A		140	85	66
Put - OTC Heating Oil March Futures	MYC	250.000	02/25/2013	N/A		1,050	42	6
Call - OTC WTI Crude December Futures	JPM	130.000	11/15/2013	N/A		4,800	335	44
Call - OTC WTI Crude December Futures	MYC	150.000	11/17/2015	N/A		8,200	517	116

							$1,333	$488

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	$	4,200	$214	$80

(l)	Written options outstanding as of December 31, 2012:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Notional Amount		Premium	Market Value
Put - NYMEX Brent Crude December Futures	N/A	$77.000	11/15/2013	37		N/A	$179	$(131)
Put - NYMEX Natural Gas February Futures	N/A	3,150.000	01/28/2013	3		N/A	2	(2)
Call - OTC Brent Crude December Futures	JPM	140.000	11/11/2013	N/A	$	4,800	346	(54)
Call - OTC Brent Crude December Futures	MYC	160.000	11/10/2015	N/A		8,200	517	(133)
Put - OTC Brent Crude March Futures	MYC	87.000	02/08/2013	N/A		2,500	49	(3)
Put - OTC Heating Oil March Futures	BOA	250.000	02/25/2013	N/A		1,050	17	(5)
Put - OTC Platinum December Futures	MYC	1,450.000	12/03/2013	N/A		160	96	(104)
Put - OTC Platinum November Futures	MYC	1,420.000	11/01/2013	N/A		210	147	(112)
Put - OTC Platinum November Futures	UAG	1,420.000	11/01/2013	N/A		140	95	(75)

							$1,448	$(619)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Receive	0.750%	03/18/2013	$	7,500	$17	$(7)
Put - OTC 5-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		7,500	20	(2)
Call - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		5,900	70	(230)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		5,900	111	0
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		18,000	213	(702)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		18,000	350	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		2,800	26	0
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.850%	04/14/2014		17,600	211	(28)
Call - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		18,200	43	(16)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.400%	03/18/2013	$	18,200	$43	$(6)
Put - OTC 7-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		1,500	5	(3)
Call - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.200%	03/18/2013		2,000	5	(5)
Put - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		2,000	6	(5)
Put - OTC 10-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	2.150%	01/07/2013	EUR	2,700	14	0

								$1,134	$(1,005)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$	12,100	$108	$(23)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		1,000	13	(2)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020		1,300	9	(3)

							$130	$(28)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in $		Notional Amount in EUR		Premium
Balance at 12/31/2011	0	$	238,764	EUR	2,800	$2,358
Sales	122		1,401,518		2,700	2,742
Closing Buys	(82)		(1,472,122)		(2,800)	(2,376)
Expirations	0		0		0	0
Exercised	0		(11,600)		0	(12)

Balance at 12/31/2012	40	$	156,560	EUR	2,700	$2,712

(m)	Short sales outstanding as of December 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	01/01/2043	$6,000	$6,517	$(6,520)
Fannie Mae	5.500%	02/01/2043	6,000	6,508	(6,522)

				$13,025	$(13,042)

(n)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	374	$	391	BRC	$3	$0	$3
01/2013		69		73	RYL	1	0	1
01/2013		21,813		22,548	UAG	0	(92)	(92)
01/2013	GBP	9,650		15,444	GLM	0	(232)	(232)
01/2013		81		131	RYL	0	0	0
01/2013	$	6,578	AUD	6,319	HUS	1	(20)	(19)
01/2013		7,875	GBP	4,866	BRC	30	0	30
01/2013		7,876		4,865	DUB	27	0	27
01/2013	ZAR	3,561	$	403	JPM	0	(16)	(16)
02/2013	CNY	17,813		2,796	JPM	0	(36)	(36)
02/2013	GBP	4,866		7,874	BRC	0	(30)	(30)
02/2013		4,865		7,876	DUB	0	(26)	(26)
02/2013	$	69	BRL	144	BRC	1	0	1
02/2013		15		30	DUB	0	0	0
02/2013		2,463		5,085	HUS	10	0	10
02/2013		362		757	MSC	6	0	6
02/2013		85		178	UAG	2	0	2
02/2013		2,827	CNY	17,827	BRC	6	0	6
03/2013	CAD	23,006	$	23,297	RBC	207	0	207
03/2013	EUR	18,009		23,513	BRC	0	(273)	(273)
03/2013		320		422	FBF	0	(1)	(1)
03/2013		428		557	UAG	0	(8)	(8)
03/2013	GBP	1,092		1,774	UAG	1	0	1
03/2013	$	1,039	EUR	805	RYL	23	0	23
04/2013	MXN	158	$	12	JPM	0	0	0
04/2013	$	800	MXN	10,507	DUB	6	0	6
04/2013		979		12,922	HUS	13	0	13
09/2013	EUR	5,039	$	6,536	BRC	0	(131)	(131)

						$337	$(865)	$(528)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(o)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Bank Loan Obligations	$0	$4,781	$0	$4,781
Corporate Bonds & Notes
Banking & Finance	0	57,697	0	57,697
Industrials	0	4,222	0	4,222
Municipal Bonds & Notes
West Virginia	0	80	0	80
U.S. Government Agencies	0	28,495	2,501	30,996
U.S. Treasury Obligations	0	657,964	0	657,964
Mortgage-Backed Securities	0	47,623	2,772	50,395
Asset-Backed Securities	0	40,411	0	40,411
Sovereign Issues	0	69,023	0	69,023
Short-Term Instruments
Certificates of Deposit	0	12,253	0	12,253
Commercial Paper	0	14,529	0	14,529
Repurchase Agreements	0	136,274	0	136,274
Short-Term Notes	0	25,193	0	25,193
Italy Treasury Bills	0	6,679	0	6,679
U.S. Treasury Bills	0	5,893	0	5,893
Central Funds Used for Cash Management Purposes	148,147	0	0	148,147
Purchased Options
Commodity Contracts	74	414	0	488
Interest Rate Contracts	0	80	0	80
	$148,221	$1,111,611	$5,273	$1,265,105

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Short Sales, at value	$0	$(13,042)	$0	$(13,042)

Financial Derivative Instruments - Assets
Commodity Contracts	481	409	0	890
Credit Contracts	0	173	0	173
Equity Contracts	0	132	0	132
Foreign Exchange Contracts	0	337	0	337
Interest Rate Contracts	82	621	0	703
	$563	$1,672	$0	$2,235

Financial Derivative Instruments - Liabilities
Commodity Contracts	(552)	(7,369)	0	(7,921)
Credit Contracts	0	(146)	0	(146)
Foreign Exchange Contracts	0	(865)	0	(865)
Interest Rate Contracts	0	(1,044)	(28)	(1,072)
	$(552)	$(9,424)	$(28)	$(10,004)

Totals	$148,232	$1,090,817	$5,245	$1,244,294

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (3)
Investments, at value
U.S. Government Agencies	$2,878	$0	$(380)	$0	$0	$3	$0	$0	$2,501	$4
Mortgage-Backed Securities	2,795	0	(111)	17	0	71	0	0	2,772	68
Asset-Backed Securities	1,974	384	(945)	11	(4)	33	0	(1,453)	0	0

	$7,647	$384	$(1,436)	$28	$(4)	$107	$0	$(1,453)	$5,273	$72

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(71)	$6	$0	$0	$24	$13	$0	$0	$(28)	$30

Totals	$7,576	$390	$(1,436)	$28	$20	$120	$0	$(1,453)	$5,245	$102

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
U.S. Government Agencies	$2,501	Third Party Vendor	Broker Quote	100.38-100.50
Mortgage-Backed Securities	2,772	Third Party Vendor	Broker Quote	83.00-99.35

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(28)	Indicative Market Quotations	Broker Quote	0.19-0.21

Total	$5,245

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$488	$0	$0	$0	$80	$568
Variation margin receivable on financial derivative instruments (2)	145	0	0	0	279	424
Unrealized appreciation on foreign currency contracts	0	0	0	337	0	337
Unrealized appreciation on OTC swap agreements	410	172	132	0	139	853

	$1,043	$172	$132	$337	$498	$2,182

Liabilities:
Written options outstanding	$619	$0	$0	$0	$1,033	$1,652
Variation margin payable on financial derivative instruments (2)	34	0	0	0	3	37
Unrealized depreciation on foreign currency contracts	0	0	0	865	0	865
Unrealized depreciation on OTC swap agreements	6,883	146	0	0	39	7,068

	$7,536	$146	$0	$865	$1,075	$9,622

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$(218)	$0	$0	$0	$(198)	$(416)
Net realized gain (loss) on futures contracts	(685)	0	0	0	1,399	714
Net realized gain on written options	463	0	0	20	876	1,359
Net realized gain (loss) on swaps	3,492	(46)	0	0	769	4,215
Net realized (loss) on foreign currency transactions	0	0	0	(1,293)	0	(1,293)

	$3,052	$(46)	$0	$(1,273)	$2,846	$4,579

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(488)	$0	$0	$0	$5	$(483)
Net change in unrealized appreciation (depreciation) on futures contracts	325	0	0	0	(1,026)	(701)
Net change in unrealized appreciation (depreciation) on written options	522	0	0	(14)	(618)	(110)
Net change in unrealized appreciation (depreciation) on swaps	(8,540)	651	132	0	450	(7,307)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(1,314)	0	(1,314)

	$(8,181)	$651	$132	$(1,328)	$(1,189)	$(9,915)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $144 and open centrally cleared swaps cumulative appreciation of $482 as reported in the Notes to Consolidated Schedule of Investments.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO CommodityRealReturn® Strategy Portfolio			PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
AZD	$0	$0	$0	$2	$0	$2
BOA	53	(70)	(17)	(590)	751	161
BPS	71	0	71	0	0	0
BRC	(386)	305	(81)	81	(60)	21
CBK	(234)	0	(234)	(132)	0	(132)
DUB	(689)	519	(170)	(596)	671	75
FBF	0	0	0	(647)	722	75
GLM	(230)	274	44	46	0	46
GST	(72)	0	(72)	22	(260)	(238)
HUS	109	0	109	0	0	0
JPM	(41)	99	58	(628)	950	322
MSC	6	(80)	(74)	0	0	0
MYC	(18)	(165)	(183)	(3,215)	(7,047)	(10,262)
RBC	207	0	207	0	0	0
RYL	(12)	0	(12)	24	0	24
SOG	0	0	0	(750)	800	50
UAG	(127)	120	(7)	(8)	0	(8)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be

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different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a consolidated statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements and sale-buyback financing transactions, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows has been prepared using the indirect method which requires net assets to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Consolidated Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Consolidated Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to

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Notes to Financial Statements (Cont.)

extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and

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transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a

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Notes to Financial Statements (Cont.)

pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid

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are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-

backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Consolidated Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period

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as disclosed on the Consolidated Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying commodity for the Commodity Option is not

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Notes to Financial Statements (Cont.)

the commodity itself, but rather a futures contract for that commodity. The settlement for a Commodity Option will not include actual delivery of the underlying commodity but will rather settle the amount of the difference directly into the Portfolio’s custody account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into commodity forward, credit default, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure of the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price of the commodity with respect to the number of units. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price variance of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no

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credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time

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Notes to Financial Statements (Cont.)

prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference. Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

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The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These

Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause

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Notes to Financial Statements (Cont.)

settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Consolidated Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman

Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Consolidated Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Consolidated Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Consolidated Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. BASIS FOR CONSOLIDATION OF THE PIMCO COMMODITYREALRETURN® STRATEGY PORTFOLIO

PIMCO Cayman Commodity Portfolio I Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2012 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Portfolio Net Assets	Subsidiary Net Assets	% of Portfolio Net Assets
PIMCO Cayman Commodity Portfolio I Ltd.	07/21/2006	08/01/2006	$721,224	$145,185	20.1%

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

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(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver by PIMCO. For the period ended December 31, 2012, the amount was $1,065,958.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

ANNUAL REPORT	DECEMBER 31, 2012	35

Notes to Financial Statements (Cont.)

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$781	$5,188

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$65,218	$1,088,129	$(1,005,100)	$(62)	$(38)	$148,147	$221	$8

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$750,388	$778,701	$101,629	$272,972

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	22	$170	0	$0
Administrative Class	19,674	144,866	24,705	211,747
Advisor Class	5,589	42,406	5,744	50,558
Issued as reinvestment of distributions
Institutional Class	1	7	0	0
Administrative Class	4,867	35,157	10,511	86,808
Advisor Class	1,162	8,482	2,419	20,192
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(23,634)	(179,907)	(19,759)	(169,486)
Advisor Class	(4,349)	(32,897)	(4,664)	(40,234)
Net increase resulting from Portfolio share transactions	3,332	$18,284	18,956	$159,585

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 47% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 22% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is

ANNUAL REPORT	DECEMBER 31, 2012	37

Notes to Financial Statements (Cont.)

qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$10,052	$130	$28,903	$(3,140)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,237,944	$29,645	$(2,483)	$27,161

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$41,099	$2,547	$—
12/31/2011	$107,000	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

38	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO CommodityRealReturn® Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO CommodityRealReturn® Strategy Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	39

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	CNY	Chinese Renminbi	MXN	Mexican Peso
BRL	Brazilian Real	EUR	Euro	USD (or $)	United States Dollar
CAD	Canadian Dollar	GBP	British Pound	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over-the-Counter
KCBT	Kansas City Board of Trade

Index Abbreviations:
CPI	Consumer Price Index	DJUBSF1T	Dow Jones-UBS Commodity Index 1 Month Forward Total Return	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	DJUBSF3T	Dow Jones-UBS 3 Month Forward Total Return Commodity	MOTT3002	Modified Post-Roll Dow Jones-UBS Commodity IndexSM Total Return
CVICSTR3	Dow Jones-UBS Customized Post Roll Index	DJUBSTR	Dow Jones-UBS Commodity Index Total Return	NGCAL19	2019 Calendar Natural Gas
DJUBS	Dow Jones-UBS Commodity Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate	oz.	Ounce
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending
CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration	WTI	West Texas Intermediate

40	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.47%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.01%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	41

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	43

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

44	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT09AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO CommodityRealReturn® Strategy Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Statement of Cash Flows	11
Consolidated Schedule of Investments	12
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	39
Glossary	40
Federal Income Tax Information	41
Management of the Trust	42
Privacy Policy	44
Approval of the Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	45

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, tax risk, subsidiary risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative

4	PIMCO VARIABLE INSURANCE TRUST

Return chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO CommodityRealReturn® Strategy Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	52.0%
Short-Term Instruments	27.6%
Sovereign Issues	5.4%
Corporate Bonds & Notes	4.9%
Mortgage-Backed Securities	4.0%
Other	6.1%
‡	% of Total Investments as of 12/31/12

Cumulative Total Return for the period ended December 31, 2012
Class Inception (04/30/2012)
PIMCO CommodityRealReturn® Strategy Portfolio Institutional Class	1.75%
Dow Jones-UBS Commodity Index Total Return±	-1.51%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 0.90% for Institutional Class shares.

± Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

Expense Example	ActualPerformance	Hypothetical Performance
		(5% return beforeexpenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,057.30	$1,020.86
Expenses Paid During Period†	$4.40	$4.32
Net Annualized Expense Ratio††	0.85%	0.85%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments, such as bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. Commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

»

Active commodity strategies designed to combat the effects of contango by holding futures contracts further out on the commodities futures curves detracted from performance as the deferred contract exposure indexes held within the Portfolio underperformed the Dow Jones-UBS Commodity Index Total Return, which implies front-month futures contracts.

»

The Portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, benefited performance as U.S. TIPS outperformed the assumed U.S. Treasury Bill collateral rate embedded in the Dow Jones-UBS Commodity Index Total Return.

»	Exposure to Australian real duration (or sensitivity to changes in real interest rates) added to performance as Australian real yields declined over the reporting period.

»	Exposure to Canadian real duration added to performance as Canadian real yields declined over the reporting period.

»	Tactical exposure to Italian inflation-linked bonds (linkers) during the second half of the reporting period added to performance as Italian real yields declined during that period.

»	Exposure to nominal interest rates in Brazil benefited performance as nominal rates rallied following central bank rate cuts during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio

Selected Per Share Data for the Period Ended:	04/30/2012—12/31/2012

Institutional Class
Net asset value beginning of period	$7.40
Net investment income (a)	0.14
Net realized/unrealized (loss)	(0.01)
Total income from investment operations	0.13
Dividends from net investment income	(0.18)
Distributions from net realized capital gains	(0.25)
Total distributions	(0.43)
Net asset value end of period	$7.10
Total return	1.75%
Net assets end of period (000s)	$166
Ratio of expenses to average net assets	0.85	%*
Ratio of expenses to average net assets excluding waivers	0.99	%*
Ratio of expenses to average net assets excluding interest expense	0.74	%*
Ratio of expenses to average net assets excluding interest expense and waivers	0.88	%*
Ratio of net investment income to average net assets	2.92	%*
Portfolio turnover rate	77	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$980,684
Investments in Affiliates, at value	148,147
Repurchase agreements, at value	136,274
Deposits with counterparty	94
Foreign currency, at value	82
Receivable for investments sold	67,313
OTC swap premiums paid	234
Variation margin receivable on financial derivative instruments	424
Unrealized appreciation on foreign currency contracts	337
Unrealized appreciation on OTC swap agreements	853
Receivable for Portfolio shares sold	12,303
Interest and dividends receivable	3,620
Dividends receivable from Affiliates	34
Reimbursement receivable from PIMCO	86
1,350,485

Liabilities:
Payable for investments purchased	$6,522
Payable for investments in Affiliates purchased	34
Payable for sale-buyback financing transactions	598,337
Payable for short sales	13,042
Written options outstanding	1,652
OTC swap premiums received	220
Variation margin payable on financial derivative instruments	37
Unrealized depreciation on foreign currency contracts	865
Unrealized depreciation on OTC swap agreements	7,068
Deposits from counterparty	635
Payable for Portfolio shares redeemed	200
Overdraft due to custodian	19
Accrued investment advisory fees	347
Accrued supervisory and administrative fees	171
Accrued distribution fees	31
Accrued servicing fees	69
Other liabilities	12
629,261

Net Assets	$721,224

Net Assets Consist of:
Paid in capital	$685,279
Undistributed net investment income	14,171
Accumulated undistributed net realized (loss)	(3,268)
Net unrealized appreciation	25,042
$721,224

Net Assets:
Institutional Class	$166
Administrative Class	572,477
Advisor Class	148,581

Shares Issued and Outstanding:
Institutional Class	23
Administrative Class	80,310
Advisor Class	20,605

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$7.10
Administrative Class	7.13
Advisor Class	7.21

Cost of Investments	$950,526
Cost of Investments in Affiliates	$148,176
Cost of Repurchase Agreements	$136,274
Cost of Foreign Currency Held	$83
Proceeds Received on Short Sales	$13,025
Premiums Received on Written Options	$2,712

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$21,637
Dividends	6
Dividends from Affiliate investments	221
Total Income	21,864

Expenses:
Investment advisory fees	4,398
Supervisory and administrative fees	2,166
Servicing fees – Administrative Class	901
Distribution and/or servicing fees – Advisor Class	367
Trustees’ fees	4
Interest expense	853
Total Expenses	8,689
Waiver and/or Reimbursement by PIMCO	(1,066)
Net Expenses	7,623

Net Investment Income	14,241

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	863
Net realized (loss) on Affiliate investments	(62)
Net capital gain distributions received from Affiliate investments	8
Net realized gain on futures contracts	714
Net realized gain on written options	1,359
Net realized gain on swaps	4,215
Net realized (loss) on foreign currency transactions	(1,146)
Net change in unrealized appreciation on investments	31,765
Net change in unrealized (depreciation) on Affiliate investments	(38)
Net change in unrealized (depreciation) on futures contracts	(701)
Net change in unrealized (depreciation) on written options	(110)
Net change in unrealized (depreciation) on swaps	(7,307)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,277)
Net Gain	28,283

Net Increase in Net Assets Resulting from Operations	$42,524

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$14,241	$11,290
Net realized gain (loss)	6,005	(61,751)
Net realized (loss) on Affiliate investments	(62)	(9)
Net capital gain distributions received from Affiliate investments	8	0
Net change in unrealized appreciation (depreciation)	22,370	(7,591)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(38)	9
Net increase resulting from operations	42,524	(58,052)

Distributions to Shareholders:
From net investment income
Institutional Class	(2)	0
Administrative Class	(16,415)	(86,808)
Advisor Class	(3,544)	(20,192)
From net realized capital gains
Institutional Class	(5)	0
Administrative Class	(18,742)	0
Advisor Class	(4,939)	0

Total Distributions	(43,647)	(107,000)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	18,284	159,585

Total Increase (Decrease) in Net Assets	17,161	(5,467)

Net Assets:
Beginning of year	704,063	709,530
End of year*	$721,224	$704,063

*Including undistributed net investment income of:	$14,171	$11,743

**	See note 13 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

Year Ended December 31, 2012
(Amounts in thousands)	PIMCO CommodityRealReturn® Strategy Portfolio

Cash flows (used for) operating activities:

Net increase in net assets resulting from operations	$42,524

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(899,373)
Proceeds from sales of long-term securities	1,110,088
Purchases of short-term portfolio investments, net	(197,190)
Increase in deposits with counterparty	(38)
Increase in receivable for investments sold	(42,207)
Decrease in interest and dividends receivable	1,349
Decrease in OTC swap premiums received (paid)	1,195
Decrease in payable for investments purchased	(468,034)
Decrease in accrued investment advisory fees	(26)
Decrease in accrued supervisory and administrative fees	(13)
Decrease in accrued distribution fee	(16)
Increase in accrued servicing fee	16
Decrease in variation margin receivable (payable) on financial derivative instruments	(452)
Payments from short sales transactions	2,216
Proceeds from currency transactions	(1,109)
Net change in unrealized appreciation on investments	(31,765)
Net change in unrealized (depreciation) on Affiliate investments	38
Net change in unrealized (depreciation) on futures contracts	701
Net change in unrealized (depreciation) on written options	110
Net change in unrealized (depreciation) on swaps	7,307
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	1,277
Net realized gain on investments, written options and foreign currency transactions	(1,022)
Net amortization (accretion) on investments	6,768
Net cash (used for) operating activities	(467,656)

Cash flows received from financing activities:
Proceeds from Portfolio shares sold	175,640
Payment on Portfolio shares redeemed	(214,417)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	(245,618)
Payments on reverse repurchase agreements	164,689
Proceeds from sale-buyback transactions	4,617,462
Payments on sale-buyback transactions	(4,019,125)
Increase in overdraft due to custodian	19
Proceeds from deposits from counterparty	377,886
Payments on deposits from counterparty	(389,253)
Net cash received from financing activities	467,283

Net Decrease in Cash and Foreign Currency	(373)

Cash and Foreign Currency:
Beginning of year	455
End of year	$82

* Reinvestment of dividends	$43,646

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$830

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.7%
NRG Energy, Inc.
4.000% due 07/01/2018		$985	$997
Springleaf Financial Funding Co.
5.500% due 05/10/2017		3,800	3,784

Total Bank Loan Obligations (Cost $4,769)			4,781

CORPORATE BONDS & NOTES 8.6%

BANKING & FINANCE 8.0%
Achmea Hypotheekbank NV
3.200% due 11/03/2014		730	766
Ally Financial, Inc.
3.709% due 06/20/2014		3,100	3,187
American International Group, Inc.
8.175% due 05/15/2068		800	1,046
ANZ New Zealand International Ltd.
0.751% due 08/19/2014		1,000	1,004
BPCE S.A.
2.375% due 10/04/2013		600	606
Commonwealth Bank of Australia
0.588% due 09/17/2014		15,800	15,860
0.763% due 07/12/2013		8,900	8,921
Dexia Credit Local S.A.
0.711% due 03/05/2013		1,000	999
0.793% due 04/29/2014		7,900	7,799
Eksportfinans ASA
2.375% due 05/25/2016		800	764
Ford Motor Credit Co. LLC
3.984% due 06/15/2016		3,000	3,187
HBOS PLC
6.750% due 05/21/2018		1,000	1,081
HCP, Inc.
6.700% due 01/30/2018		1,000	1,207
International Lease Finance Corp.
5.625% due 09/20/2013		400	411
Morgan Stanley
0.520% due 03/01/2013	EUR	200	264
2.810% due 05/14/2013		$3,100	3,122
NIBC Bank NV
2.800% due 12/02/2014		5,200	5,401
Turkiye Garanti Bankasi A/S
2.819% due 04/20/2016		500	499
Westpac Banking Corp.
3.585% due 08/14/2014		1,500	1,573

			57,697

INDUSTRIALS 0.6%
Boston Scientific Corp.
5.450% due 06/15/2014		500	532
Cardinal Health, Inc.
6.000% due 06/15/2017		400	463
NXP BV
2.960% due 10/15/2013	EUR	1,007	1,336
Office Depot, Inc.
6.250% due 08/15/2013		$304	310
Rexam PLC
6.750% due 06/01/2013		400	409
RPM International, Inc.
6.500% due 02/15/2018		1,000	1,172

			4,222

Total Corporate Bonds & Notes (Cost $60,550)			61,919

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$100	$80

Total Municipal Bonds & Notes (Cost $94)		80

U.S. GOVERNMENT AGENCIES 4.3%
Fannie Mae
0.560% due 05/25/2042	11	11
0.890% due 02/25/2041	1,832	1,850
1.366% due 10/01/2044	11	12
2.492% due 11/01/2034	73	79
2.600% due 05/02/2022	1,000	1,005
2.713% due 05/25/2035	97	103
5.083% due 07/01/2035	49	53
5.319% due 01/01/2036	310	334
5.335% due 11/01/2035	161	174
5.500% due 12/01/2036 - 01/01/2043	6,090	6,622
Freddie Mac
0.171% due 03/21/2013 (g)	163	163
0.439% due 02/15/2019	471	472
0.470% due 08/25/2031	2	2
0.659% due 08/15/2033 - 09/15/2042	4,478	4,501
1.360% due 02/25/2045	128	124
2.000% due 03/14/2019	5,200	5,216
2.367% due 01/01/2034	12	12
2.459% due 07/01/2036	345	366
2.500% due 10/02/2019	3,700	3,831
2.600% due 09/01/2036	339	359
2.694% due 10/01/2036	239	256
Ginnie Mae
0.511% due 03/20/2037	2,274	2,283
NCUA Guaranteed Notes
0.663% due 10/07/2020	988	991
0.773% due 12/08/2020	1,502	1,510
Small Business Administration
5.510% due 11/01/2027	576	667

Total U.S. Government Agencies (Cost $30,660)		30,996

U.S. TREASURY OBLIGATIONS 91.2%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (f)(g)(h)	87,728	92,402
0.125% due 04/15/2017 (f)	24,712	26,471
0.125% due 01/15/2022 (e)(f)(g)(h)(i)	27,163	29,504
0.125% due 07/15/2022 (f)	46,323	50,265
0.500% due 04/15/2015 (f)(g)(i)	26,977	28,162
0.625% due 07/15/2021 (f)	69,062	78,504
1.125% due 01/15/2021 (f)	22,760	26,739
1.250% due 04/15/2014 (g)	27,325	28,188
1.250% due 07/15/2020 (f)(h)(i)	51,912	61,597
1.375% due 07/15/2018 (f)	4,289	4,994
1.375% due 01/15/2020 (f)	26,493	31,415
1.625% due 01/15/2015 (f)	20,085	21,345
1.750% due 01/15/2028 (f)	993	1,286
1.875% due 07/15/2019 (f)	26,903	32,755
2.000% due 07/15/2014 (f)	26,478	27,950
2.000% due 01/15/2016	47,805	53,025
2.000% due 01/15/2026 (f)	1,281	1,680
2.125% due 01/15/2019 (f)	7,862	9,550
2.375% due 01/15/2017	21,323	24,788

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 01/15/2025 (f)		$1,471	$1,986
2.500% due 01/15/2029 (f)		431	614
2.625% due 07/15/2017		112	134
2.625% due 07/15/2017 (g)		16,741	20,070
3.875% due 04/15/2029		141	233
U.S. Treasury Notes
0.375% due 07/31/2013 (i)		4,300	4,307

Total U.S. Treasury Obligations (Cost $634,735)			657,964

MORTGAGE-BACKED SECURITIES 7.0%
American General Mortgage Loan Trust
5.150% due 03/25/2058		765	789
Banc of America Commercial Mortgage Trust
0.383% due 06/10/2049		28	28
5.685% due 06/10/2049		28	28
Banc of America Large Loan Trust
0.719% due 08/15/2029		48	48
Banc of America Large Loan, Inc.
2.509% due 11/15/2015		6,042	6,046
Banc of America Mortgage Trust
3.111% due 06/25/2035		290	268
4.920% due 11/25/2034		163	162
Banc of America Re-REMIC Trust
5.623% due 06/24/2050		300	341
BCAP LLC Trust
5.250% due 08/26/2037		2,289	2,274
5.430% due 03/26/2037		600	498
Bear Stearns Adjustable Rate Mortgage Trust
2.240% due 08/25/2035		52	52
2.320% due 08/25/2035		97	99
2.570% due 03/25/2035		169	171
2.909% due 03/25/2035		182	163
3.074% due 01/25/2035		575	547
3.078% due 03/25/2035		49	49
3.127% due 01/25/2035		708	709
Bear Stearns Structured Products, Inc.
2.797% due 01/26/2036		559	370
2.829% due 12/26/2046		3,119	1,783
Citigroup Mortgage Loan Trust, Inc.
2.270% due 09/25/2035		115	114
2.340% due 09/25/2035		126	125
2.570% due 10/25/2035		990	956
3.091% due 09/25/2037 ^		819	622
Countrywide Alternative Loan Trust
0.380% due 05/25/2047		2,763	1,967
0.406% due 12/20/2046		2,322	1,481
6.000% due 02/25/2037 ^		380	280
Countrywide Home Loan Mortgage Pass-Through Trust
2.924% due 11/19/2033		8	8
3.026% due 08/25/2034		67	59
Credit Suisse Mortgage Capital Certificates
0.439% due 10/15/2021		1,391	1,359
5.383% due 02/15/2040		400	446
5.467% due 09/18/2039		1,000	1,142
DBUBS Mortgage Trust
3.386% due 07/10/2044		5,800	6,268
First Horizon Alternative Mortgage Securities
2.536% due 06/25/2034		28	27
Granite Mortgages PLC
0.898% due 09/20/2044	GBP	299	480
Greenpoint Mortgage Funding Trust
0.480% due 11/25/2045		$14	10
GS Mortgage Securities Corp.
1.103% due 03/06/2020		214	214
1.260% due 03/06/2020		300	300
3.849% due 12/10/2043		3,421	3,733

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
3.004% due 01/25/2035		$145	$143
Harborview Mortgage Loan Trust
0.450% due 03/19/2036		83	54
Holmes Master Issuer PLC
1.560% due 10/15/2054	EUR	4,100	5,470
Indymac Mortgage Loan Trust
3.118% due 11/25/2035 ^		$371	312
JPMorgan Chase Commercial Mortgage Securities Corp.
4.654% due 01/12/2037		81	82
JPMorgan Mortgage Trust
3.048% due 07/25/2035		130	132
3.105% due 08/25/2035		171	171
4.963% due 02/25/2035		372	379
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		200	239
MASTR Adjustable Rate Mortgages Trust
2.630% due 11/21/2034		100	104
Mellon Residential Funding Corp.
0.949% due 09/15/2030		341	325
Merrill Lynch Mortgage Investors Trust
1.760% due 10/25/2035		370	366
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100	118
Morgan Stanley Capital Trust
5.882% due 06/11/2049		25	30
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		675	705
Permanent Master Issuer PLC
1.510% due 07/15/2042	EUR	400	533
Residential Accredit Loans, Inc. Trust
0.460% due 08/25/2037		$1,975	1,446
1.525% due 09/25/2045		240	179
Royal Bank of Scotland Capital Funding Trust
6.006% due 12/16/2049		600	719
Sequoia Mortgage Trust
0.411% due 07/20/2036		655	596
Structured Adjustable Rate Mortgage Loan Trust
1.572% due 01/25/2035		22	16
2.775% due 02/25/2034		39	40
5.500% due 12/25/2034		315	305
Structured Asset Mortgage Investments, Inc.
0.870% due 10/19/2034		36	35
Vornado DP LLC Trust
4.004% due 09/13/2028		1,500	1,702
Wachovia Bank Commercial Mortgage Trust
0.289% due 06/15/2020		551	543
5.088% due 08/15/2041		300	319
WaMu Mortgage Pass-Through Certificates
0.936% due 05/25/2047		391	322
2.915% due 12/25/2035		375	364
5.324% due 08/25/2035		93	91
Wells Fargo Mortgage-Backed Securities Trust
2.760% due 03/25/2036		381	368
5.154% due 06/25/2033		170	171

Total Mortgage-Backed Securities (Cost $48,522)			50,395

ASSET-BACKED SECURITIES 5.6%
American Money Management Corp. CLO Ltd.
0.537% due 05/03/2018		232	230
Aquilae CLO PLC
1.007% due 01/17/2023	EUR	757	968
ARES CLO Ltd.
0.538% due 03/12/2018		$487	480

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Carrington Mortgage Loan Trust
0.530% due 10/25/2035		$67	$67
Citibank Omni Master Trust
2.959% due 08/15/2018		6,100	6,348
Commercial Industrial Finance Corp.
0.570% due 05/10/2021		4,600	4,453
0.571% due 03/01/2021		1,300	1,273
Countrywide Asset-Backed Certificates
0.390% due 07/25/2036		1,322	1,269
0.460% due 04/25/2036		177	170
5.212% due 04/25/2036		1,479	1,417
Credit-Based Asset Servicing and Securitization LLC
0.330% due 07/25/2037		23	11
Cumberland CLO Ltd.
0.560% due 11/10/2019		631	627
Duane Street CLO Ltd.
0.562% due 11/08/2017		241	240
First CLO Ltd.
0.620% due 12/14/2016		27	27
First Franklin Mortgage Loan Trust
0.550% due 11/25/2035		4,744	4,607
0.590% due 09/25/2035		2,241	2,208
GSAMP Trust
0.280% due 12/25/2036		82	39
Gulf Stream Compass CLO Ltd.
0.700% due 07/15/2016		10	10
Harvest CLO S.A.
0.936% due 03/29/2017	EUR	111	146
Katonah Ltd.
0.629% due 09/20/2016		$90	90
Landmark CDO Ltd.
0.611% due 06/01/2017		649	642
LCM Ltd.
0.540% due 03/21/2019		1,500	1,453
Magi Funding PLC
0.671% due 04/11/2021	EUR	471	605
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047		$191	150
Nelnet Student Loan Trust
1.015% due 07/25/2018		160	161
North Carolina State Education Assistance Authority
0.765% due 10/26/2020		1,144	1,146
Penta CLO S.A.
0.564% due 06/04/2024	EUR	1,162	1,442
SLM Student Loan Trust
0.355% due 04/25/2019		$2,200	2,180
1.815% due 04/25/2023		4,791	4,998
1.859% due 12/15/2017		264	265
2.350% due 04/15/2039		739	743
Specialty Underwriting & Residential Finance
0.270% due 01/25/2038		71	68
Structured Asset Securities Corp.
1.714% due 04/25/2035		627	604
Symphony CLO Ltd.
0.550% due 05/15/2019		700	687
Wind River CLO Ltd.
0.639% due 12/19/2016		358	355
Wood Street CLO BV
0.696% due 03/29/2021	EUR	179	232

Total Asset-Backed Securities (Cost $38,915)			40,411

SOVEREIGN ISSUES 9.6%
Australia Government CPI Linked Bond
4.000% due 08/20/2015	AUD	2,100	3,953
4.000% due 08/20/2020		1,700	3,406

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Canada Government Bond
1.500% due 12/01/2044 (b)	CAD	2,748	$3,662
2.750% due 09/01/2016		14,000	14,788
4.250% due 12/01/2021 (b)		3,236	4,588
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2016 (b)	EUR	4,722	6,336
2.100% due 09/15/2017 (b)		1,958	2,616
2.100% due 09/15/2021 (b)		2,577	3,234
2.350% due 09/15/2019 (b)		439	579
New South Wales Treasury Corp. CPI Linked Bond
2.500% due 11/20/2035	AUD	1,200	1,487
2.750% due 11/20/2025		5,500	7,448
United Kingdom Gilt
0.125% due 03/22/2024 (b)	GBP	2,938	5,163
1.250% due 11/22/2032 (b)		1,131	2,340
1.875% due 11/22/2022 (b)		239	497
2.500% due 07/26/2016 (b)		1,600	8,926

Total Sovereign Issues (Cost $66,423)			69,023

SHORT-TERM INSTRUMENTS 48.3%

CERTIFICATES OF DEPOSIT 1.7%
Banco Bradesco S.A.
1.955% due 01/24/2013		$3,600	3,602
Bank of Nova Scotia
0.510% due 03/27/2014		550	550
Dexia Credit Local S.A.
1.400% due 09/20/2013		4,100	4,096
1.700% due 09/06/2013		4,000	4,005

			12,253

COMMERCIAL PAPER 2.0%
Abbey National Treasury Services PLC
1.019% due 04/03/2013		2,600	2,597
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013		1,900	1,870
Santander S.A.
2.200% due 04/02/2013		3,800	3,789
Standard Chartered Bank
0.950% due 10/01/2013		6,300	6,273

			14,529

REPURCHASE AGREEMENTS 18.9%
Banc of America Securities LLC
0.230% due 01/02/2013		1,100	1,100
(Dated 12/31/2012. Collateralized by U.S. Treasury Bills 0.000% due 12/12/2013 valued at $408 and U.S. Treasury Notes 0.125% due 12/31/2014 valued at $714. Repurchase proceeds are $1,100.)
BNP Paribas Securities Corp.
0.140% due 01/08/2013		61,300	61,300
(Dated 12/24/2012. Collateralized by U.S. Treasury Bonds 5.250% due 02/15/2029 valued at $62,476. Repurchase proceeds are $61,302.)
Citigroup Global Markets, Inc.
0.270% due 01/02/2013		5,500	5,500
(Dated 12/31/2012. Collateralized by Freddie Mac 0.750% due 10/05/2016 valued at $5,628. Repurchase proceeds are $5,500.)
Goldman Sachs Group, Inc.
0.250% due 01/23/2013		24,900	24,900
(Dated 11/28/2012. Collateralized by Fannie Mae 2.500% due 10/01/2027 valued at $25,241. Repurchase proceeds are $24,906.)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley & Co., Inc.
0.250% due 01/02/2013	$7,900	$7,900
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 1.000% due 09/30/2016 valued at $8,062. Repurchase proceeds are $7,900.)
RBS Securities, Inc.
0.220% due 01/04/2013	13,000	13,000
(Dated 12/06/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $13,249. Repurchase proceeds are $13,002)
0.230% due 01/07/2013	15,500	15,500
(Dated 12/10/2012. Collateralized by U.S. Treasury Notes 2.125% due 08/15/2021 valued at $15,684. Repurchase proceeds are $15,502)
0.230% due 01/14/2013	6,850	6,850
(Dated 12/10/2012. Collateralized by U.S. Treasury Notes 2.125% due 08/15/2021 valued at $6,931. Repurchase proceeds are $6,851)
State Street Bank and Trust Co.
0.010% due 01/02/2013	224	224
(Dated 12/31/2012. Collateralized by Fannie Mae 2.170% due 10/17/2022 valued at $116 and Freddie Mac 2.060% due 10/17/2022 valued at $120. Repurchase proceeds are $224.)

		136,274

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 3.5%
Fannie Mae
0.157% due 02/27/2013		$1,500	$1,499
0.178% due 02/27/2013		7,100	7,098
0.183% due 08/01/2013		1,300	1,299
Federal Home Loan Bank
0.155% due 02/20/2013		600	600
0.162% due 02/20/2013		10,200	10,198
Freddie Mac
0.142% due 03/05/2013		600	600
0.152% due 02/26/2013 - 04/03/2013		1,900	1,899
0.178% due 02/19/2013 - 02/25/2013		2,000	2,000

			25,193

ITALY TREASURY BILLS 0.9%
1.728% due 09/13/2013 (a)	EUR	5,100	6,679

U.S. TREASURY BILLS 0.8%
0.154% due 01/31/2013 - 12/12/2013 (a)(g)(i)		$5,898	5,893

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 20.5%
PIMCO Short-Term Floating NAV Portfolio	14,804,348	$148,147

Total Short-Term Instruments (Cost $348,761)		348,000

PURCHASED OPTIONS (k) 0.1%
(Cost $1,547)		568

Total Investments 175.4% (Cost $1,234,976)		$1,265,105

Written Options (l) (0.2%) (Premiums $2,712)		(1,652)

Other Assets and Liabilities (Net) (75.2%)		(542,229)

Net Assets 100.0%		$721,224

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Portfolio.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $334,224 at a weighted average interest rate of 0.244%.
(e)	Securities with an aggregate market value of $427 have been pledged as margin collateral for repurchase agreements and/or reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012.
(f)	Securities with an aggregate market value of $595,896 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BRC	0.340%	12/06/2012	01/04/2013	$13,314	$(13,318)
	0.360%	12/12/2012	01/14/2013	10,953	(10,947)
	0.362%	12/17/2012	01/18/2013	5,780	(5,743)
	0.380%	12/14/2012	01/07/2013	10,997	(10,996)
GSC	0.360%	12/19/2012	01/08/2013	111,577	(111,571)
TDM	0.250%	07/25/2012	01/14/2013	9,816	(9,833)
	0.270%	10/18/2012	01/10/2013	2,739	(2,743)
	0.270%	10/19/2012	01/08/2013	193,443	(193,677)
	0.270%	11/19/2012	01/04/2013	46,512	(46,532)
	0.270%	11/19/2012	02/14/2013	91,576	(91,501)
	0.370%	12/12/2012	01/09/2013	80,254	(80,259)
UAG	0.240%	09/13/2012	01/11/2013	8,593	(8,604)
	0.281%	07/11/2012	01/09/2013	7,721	(7,694)
	0.300%	11/26/2012	01/24/2013	4,925	(4,919)

					$(598,337)

(1)	Payable for Sale-Buyback Financing Transactions includes $71 of deferred price drop on sale-buyback financing transactions.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(g)	Securities with an aggregate market value of $1,368 and cash of $94 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2016	213	$57
90-Day Eurodollar September Futures	Long	09/2015	103	25
Brent Crude December Futures	Short	11/2013	92	161
Brent Crude February Futures	Short	01/2013	16	(16)
Brent Crude March Futures	Long	02/2013	21	13
Corn March Futures	Short	03/2013	16	45
Euro-Mill Wheat November Futures	Long	11/2013	16	(17)
Gold 100 oz. February Futures	Long	02/2013	4	(18)
Hard Red Winter Wheat March Futures	Long	03/2013	28	(147)
Natural Gas April Futures	Short	03/2013	72	28
Natural Gas March Futures	Short	02/2013	14	35
Natural Gas October Futures	Long	09/2013	86	(98)
Platinum April Futures	Long	04/2013	54	(1)
RBOB Gasoline March Futures	Short	02/2013	5	(5)
Soybean March Futures	Long	03/2013	20	7
Wheat March Futures	Short	03/2013	33	192
WTI Crude December Futures	Long	11/2013	109	(56)
WTI Crude June Futures	Short	05/2013	17	(61)

				$144

(h)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $1,688 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	1.500%	01/04/2018	$	900	$(2)	$1
Receive	3-Month USD-LIBOR	2.500%	12/19/2042		18,600	1,139	481

						$1,137	$482

(i)	Securities with an aggregate market value of $8,328 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.
(j)	OTC swap agreements outstanding as of December 31, 2012:

Commodity Forward Swaps
Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	CBOT Wheat March Futures	$8.796	02/22/2013	AZD	40,000	$(40)	$0	$(40)
Pay	CBOT Wheat March Futures	8.488	02/22/2013	AZD	40,000	27	0	27
Receive	KCBT Wheat March Futures	8.900	02/22/2013	AZD	40,000	(24)	0	(24)
Pay	KCBT Wheat March Futures	9.268	02/22/2013	AZD	40,000	38	0	38
Receive	London Platinum Market Fixing Ltd. PM	1,698.000	01/09/2013	GST	700	(119)	0	(119)
Receive	London Platinum Market Fixing Ltd. PM	1,578.500	01/29/2013	DUB	810	(41)	0	(41)
Receive	NGCAL19 Index	7.200	12/31/2019	DUB	84,000	(159)	0	(159)

						$(318)	$0	$(318)

Credit Default Swaps on Corporate Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.375%	$	400	$(4)	$0	$(4)
HCP, Inc.	GST	(2.910%	)	03/20/2018	1.165%		1,000	(89)	0	(89)
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	0.985%		1,000	(31)	(24)	(7)
Rexam PLC	BRC	(1.450%	)	06/20/2013	0.123%		400	(3)	0	(3)
RPM International, Inc.	GST	(1.500%	)	03/20/2018	1.096%		1,000	(21)	0	(21)

								$(148)	$(24)	$(124)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BRC	1.000%	06/20/2015	0.604%	$	1,000	$10	$(14)	$24
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.333%		1,800	(41)	(60)	19
Brazil Government International Bond	RYL	1.000%	06/20/2015	0.604%		500	5	(10)	15
Japan Government International Bond	BOA	1.000%	12/20/2015	0.435%		3,300	56	75	(19)
Japan Government International Bond	JPM	1.000%	12/20/2015	0.435%		600	10	12	(2)
Japan Government International Bond	RYL	1.000%	12/20/2015	0.435%		200	4	5	(1)
Nokia OYJ	GST	5.000%	09/20/2014	2.669%	EUR	700	38	(77)	115

							$82	$(69)	$151

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.900%	07/25/2016	BPS	EUR	2,000	$10	$10	$0
Pay	1-Month EUR-FRCPXTOB Index	2.000%	07/25/2016	CBK		2,000	22	6	16
Pay	1-Year BRL-CDI	8.825%	01/02/2015	HUS	BRL	9,000	107	54	53
Pay	1-Year BRL-CDI	8.150%	01/02/2017	UAG		18,500	(30)	0	(30)
Pay	1-Year BRL-CDI	8.220%	01/02/2017	MYC		25,800	(18)	(36)	18
Pay	1-Year BRL-CDI	8.300%	01/02/2017	GLM		16,000	12	20	(8)
Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	BPS	$	8,700	19	20	(1)
Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	BPS		2,600	50	18	32
Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	DUB		1,800	35	15	20

							$207	$107	$100

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	DJUBSF1T Index	118,151	3-Month U.S. Treasury Bill rate plus a specified spread	$	61,395	02/15/2013	BOA	$(588)
Receive	CVICSTR3 Index	42,789	3-Month U.S. Treasury Bill rate plus a specified spread		12,959	02/15/2013	CBK	(132)
Receive	DJUBSTR Index	143,557	3-Month U.S. Treasury Bill rate plus a specified spread		40,534	02/15/2013	DUB	(396)
Receive	DJUBSTR Index	229,672	3-Month U.S. Treasury Bill rate plus a specified spread		64,912	02/15/2013	FBF	(646)
Pay	DJUBSTR Index	643	3-Month U.S. Treasury Bill rate plus a specified spread		182	02/15/2013	FBF	0
Receive	DJUBSF1T Index	128,524	3-Month U.S. Treasury Bill rate plus a specified spread		66,102	02/15/2013	GLM	46
Receive	DJUBSTR Index	281,209	3-Month U.S. Treasury Bill rate plus a specified spread		79,478	02/15/2013	JPM	(792)
Receive	DJUBSTR Index	398,753	3-Month U.S. Treasury Bill rate plus a specified spread		112,699	02/15/2013	MYC	(1,126)
Receive	MOTT3001 Index	234,163	3-Month U.S. Treasury Bill rate plus a specified spread		71,214	02/15/2013	MYC	(712)
Receive	MOTT3002 Index	441,545	3-Month U.S. Treasury Bill rate plus a specified spread		132,841	02/15/2013	MYC	(1,332)
Receive	DJUBSF3T Index	121,921	3-Month U.S. Treasury Bill rate plus a specified spread		74,315	02/15/2013	SOG	(763)

								$(6,441)

Variance Swaps
Pay/Receive Variance	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	CBOT Corn May Futures	$0.098	04/26/2013	JPM	$	270	$(12)	$0	$(12)
Pay	DJUBS Index	0.036	04/04/2013	GST		300	(1)	0	(1)
Pay	London Gold Market Fixing Ltd. PM	0.051	02/20/2013	JPM		1,140	39	0	39
Pay	London Gold Market Fixing Ltd. PM	0.052	02/20/2013	JPM		3,990	138	0	138
Pay	London Gold Market Fixing Ltd. PM	0.051	02/26/2013	GST		740	24	0	24

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Variance Swaps (Cont.)
Pay/Receive Variance	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	London Gold Market Fixing Ltd. PM	$0.050	02/28/2013	GST	$	1,190	$39	$0	$39
Pay	London Gold Market Fixing Ltd. PM	0.055	03/12/2013	BRC		500	18	0	18
Pay	London Gold Market Fixing Ltd. PM	0.035	11/27/2013	SOG		1,120	5	0	5
Pay	London Gold Market Fixing Ltd. PM	0.037	11/27/2013	MYC		514	4	0	4
Pay	London Gold Market Fixing Ltd. PM	0.036	11/29/2013	GST		860	5	0	5
Pay	London Gold Market Fixing Ltd. PM	0.076	09/30/2014	JPM		570	10	0	10
Receive	London Silver Market Fixing Ltd.	0.087	11/27/2013	SOG		350	4	0	4
Receive	London Silver Market Fixing Ltd.	0.088	11/27/2013	SOG		350	4	0	4
Receive	London Silver Market Fixing Ltd.	0.090	11/27/2013	MYC		330	3	0	3
Receive	London Silver Market Fixing Ltd.	0.090	11/29/2013	GST		540	5	0	5
Pay	S&P 500 Index	0.041	02/15/2013	BRC		930	0	0	0
Pay	S&P 500 Index	0.073	12/20/2013	GST		2,200	69	0	69
Pay	S&P 500 Index	0.075	12/20/2013	BRC		1,900	63	0	63

							$417	$0	$417

(k)	Purchased options outstanding as of December 31, 2012:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Call - NYMEX Brent Crude December Futures	N/A	$117.000	11/15/2013	37		N/A	$139	$74
Put - OTC Brent Crude March Futures	BOA	87.000	02/08/2013	N/A	$	2,500	10	3
Put - OTC Gold December Futures	MYC	1,560.000	12/03/2013	N/A		160	78	79
Put - OTC Gold November Futures	MYC	1,570.000	11/01/2013	N/A		210	127	100
Put - OTC Gold November Futures	UAG	1,570.000	11/01/2013	N/A		140	85	66
Put - OTC Heating Oil March Futures	MYC	250.000	02/25/2013	N/A		1,050	42	6
Call - OTC WTI Crude December Futures	JPM	130.000	11/15/2013	N/A		4,800	335	44
Call - OTC WTI Crude December Futures	MYC	150.000	11/17/2015	N/A		8,200	517	116

							$1,333	$488

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	$	4,200	$214	$80

(l)	Written options outstanding as of December 31, 2012:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Notional Amount		Premium	Market Value
Put - NYMEX Brent Crude December Futures	N/A	$77.000	11/15/2013	37		N/A	$179	$(131)
Put - NYMEX Natural Gas February Futures	N/A	3,150.000	01/28/2013	3		N/A	2	(2)
Call - OTC Brent Crude December Futures	JPM	140.000	11/11/2013	N/A	$	4,800	346	(54)
Call - OTC Brent Crude December Futures	MYC	160.000	11/10/2015	N/A		8,200	517	(133)
Put - OTC Brent Crude March Futures	MYC	87.000	02/08/2013	N/A		2,500	49	(3)
Put - OTC Heating Oil March Futures	BOA	250.000	02/25/2013	N/A		1,050	17	(5)
Put - OTC Platinum December Futures	MYC	1,450.000	12/03/2013	N/A		160	96	(104)
Put - OTC Platinum November Futures	MYC	1,420.000	11/01/2013	N/A		210	147	(112)
Put - OTC Platinum November Futures	UAG	1,420.000	11/01/2013	N/A		140	95	(75)

							$1,448	$(619)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Receive	0.750%	03/18/2013	$	7,500	$17	$(7)
Put - OTC 5-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		7,500	20	(2)
Call - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		5,900	70	(230)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		5,900	111	0
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		18,000	213	(702)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		18,000	350	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		2,800	26	0
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.850%	04/14/2014		17,600	211	(28)
Call - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		18,200	43	(16)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.400%	03/18/2013	$	18,200	$43	$(6)
Put - OTC 7-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		1,500	5	(3)
Call - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.200%	03/18/2013		2,000	5	(5)
Put - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		2,000	6	(5)
Put - OTC 10-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	2.150%	01/07/2013	EUR	2,700	14	0

								$1,134	$(1,005)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$	12,100	$108	$(23)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		1,000	13	(2)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020		1,300	9	(3)

							$130	$(28)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in $		Notional Amount in EUR		Premium
Balance at 12/31/2011	0	$	238,764	EUR	2,800	$2,358
Sales	122		1,401,518		2,700	2,742
Closing Buys	(82)		(1,472,122)		(2,800)	(2,376)
Expirations	0		0		0	0
Exercised	0		(11,600)		0	(12)

Balance at 12/31/2012	40	$	156,560	EUR	2,700	$2,712

(m)	Short sales outstanding as of December 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	01/01/2043	$6,000	$6,517	$(6,520)
Fannie Mae	5.500%	02/01/2043	6,000	6,508	(6,522)

				$13,025	$(13,042)

(n)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	374	$	391	BRC	$3	$0	$3
01/2013		69		73	RYL	1	0	1
01/2013		21,813		22,548	UAG	0	(92)	(92)
01/2013	GBP	9,650		15,444	GLM	0	(232)	(232)
01/2013		81		131	RYL	0	0	0
01/2013	$	6,578	AUD	6,319	HUS	1	(20)	(19)
01/2013		7,875	GBP	4,866	BRC	30	0	30
01/2013		7,876		4,865	DUB	27	0	27
01/2013	ZAR	3,561	$	403	JPM	0	(16)	(16)
02/2013	CNY	17,813		2,796	JPM	0	(36)	(36)
02/2013	GBP	4,866		7,874	BRC	0	(30)	(30)
02/2013		4,865		7,876	DUB	0	(26)	(26)
02/2013	$	69	BRL	144	BRC	1	0	1
02/2013		15		30	DUB	0	0	0
02/2013		2,463		5,085	HUS	10	0	10
02/2013		362		757	MSC	6	0	6
02/2013		85		178	UAG	2	0	2
02/2013		2,827	CNY	17,827	BRC	6	0	6
03/2013	CAD	23,006	$	23,297	RBC	207	0	207
03/2013	EUR	18,009		23,513	BRC	0	(273)	(273)
03/2013		320		422	FBF	0	(1)	(1)
03/2013		428		557	UAG	0	(8)	(8)
03/2013	GBP	1,092		1,774	UAG	1	0	1
03/2013	$	1,039	EUR	805	RYL	23	0	23
04/2013	MXN	158	$	12	JPM	0	0	0
04/2013	$	800	MXN	10,507	DUB	6	0	6
04/2013		979		12,922	HUS	13	0	13
09/2013	EUR	5,039	$	6,536	BRC	0	(131)	(131)

						$337	$(865)	$(528)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(o)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Bank Loan Obligations	$0	$4,781	$0	$4,781
Corporate Bonds & Notes
Banking & Finance	0	57,697	0	57,697
Industrials	0	4,222	0	4,222
Municipal Bonds & Notes
West Virginia	0	80	0	80
U.S. Government Agencies	0	28,495	2,501	30,996
U.S. Treasury Obligations	0	657,964	0	657,964
Mortgage-Backed Securities	0	47,623	2,772	50,395
Asset-Backed Securities	0	40,411	0	40,411
Sovereign Issues	0	69,023	0	69,023
Short-Term Instruments
Certificates of Deposit	0	12,253	0	12,253
Commercial Paper	0	14,529	0	14,529
Repurchase Agreements	0	136,274	0	136,274
Short-Term Notes	0	25,193	0	25,193
Italy Treasury Bills	0	6,679	0	6,679
U.S. Treasury Bills	0	5,893	0	5,893
Central Funds Used for Cash Management Purposes	148,147	0	0	148,147
Purchased Options
Commodity Contracts	74	414	0	488
Interest Rate Contracts	0	80	0	80
	$148,221	$1,111,611	$5,273	$1,265,105

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Short Sales, at value	$0	$(13,042)	$0	$(13,042)

Financial Derivative Instruments - Assets
Commodity Contracts	481	409	0	890
Credit Contracts	0	173	0	173
Equity Contracts	0	132	0	132
Foreign Exchange Contracts	0	337	0	337
Interest Rate Contracts	82	621	0	703
	$563	$1,672	$0	$2,235

Financial Derivative Instruments - Liabilities
Commodity Contracts	(552)	(7,369)	0	(7,921)
Credit Contracts	0	(146)	0	(146)
Foreign Exchange Contracts	0	(865)	0	(865)
Interest Rate Contracts	0	(1,044)	(28)	(1,072)
	$(552)	$(9,424)	$(28)	$(10,004)

Totals	$148,232	$1,090,817	$5,245	$1,244,294

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (3)
Investments, at value
U.S. Government Agencies	$2,878	$0	$(380)	$0	$0	$3	$0	$0	$2,501	$4
Mortgage-Backed Securities	2,795	0	(111)	17	0	71	0	0	2,772	68
Asset-Backed Securities	1,974	384	(945)	11	(4)	33	0	(1,453)	0	0

	$7,647	$384	$(1,436)	$28	$(4)	$107	$0	$(1,453)	$5,273	$72

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(71)	$6	$0	$0	$24	$13	$0	$0	$(28)	$30

Totals	$7,576	$390	$(1,436)	$28	$20	$120	$0	$(1,453)	$5,245	$102

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
U.S. Government Agencies	$2,501	Third Party Vendor	Broker Quote	100.38-100.50
Mortgage-Backed Securities	2,772	Third Party Vendor	Broker Quote	83.00-99.35

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(28)	Indicative Market Quotations	Broker Quote	0.19-0.21

Total	$5,245

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$488	$0	$0	$0	$80	$568
Variation margin receivable on financial derivative instruments (2)	145	0	0	0	279	424
Unrealized appreciation on foreign currency contracts	0	0	0	337	0	337
Unrealized appreciation on OTC swap agreements	410	172	132	0	139	853

	$1,043	$172	$132	$337	$498	$2,182

Liabilities:
Written options outstanding	$619	$0	$0	$0	$1,033	$1,652
Variation margin payable on financial derivative instruments (2)	34	0	0	0	3	37
Unrealized depreciation on foreign currency contracts	0	0	0	865	0	865
Unrealized depreciation on OTC swap agreements	6,883	146	0	0	39	7,068

	$7,536	$146	$0	$865	$1,075	$9,622

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$(218)	$0	$0	$0	$(198)	$(416)
Net realized gain (loss) on futures contracts	(685)	0	0	0	1,399	714
Net realized gain on written options	463	0	0	20	876	1,359
Net realized gain (loss) on swaps	3,492	(46)	0	0	769	4,215
Net realized (loss) on foreign currency transactions	0	0	0	(1,293)	0	(1,293)

	$3,052	$(46)	$0	$(1,273)	$2,846	$4,579

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(488)	$0	$0	$0	$5	$(483)
Net change in unrealized appreciation (depreciation) on futures contracts	325	0	0	0	(1,026)	(701)
Net change in unrealized appreciation (depreciation) on written options	522	0	0	(14)	(618)	(110)
Net change in unrealized appreciation (depreciation) on swaps	(8,540)	651	132	0	450	(7,307)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(1,314)	0	(1,314)

	$(8,181)	$651	$132	$(1,328)	$(1,189)	$(9,915)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $144 and open centrally cleared swaps cumulative appreciation of $482 as reported in the Notes to Consolidated Schedule of Investments.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO CommodityRealReturn® Strategy Portfolio			PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
AZD	$0	$0	$0	$2	$0	$2
BOA	53	(70)	(17)	(590)	751	161
BPS	71	0	71	0	0	0
BRC	(386)	305	(81)	81	(60)	21
CBK	(234)	0	(234)	(132)	0	(132)
DUB	(689)	519	(170)	(596)	671	75
FBF	0	0	0	(647)	722	75
GLM	(230)	274	44	46	0	46
GST	(72)	0	(72)	22	(260)	(238)
HUS	109	0	109	0	0	0
JPM	(41)	99	58	(628)	950	322
MSC	6	(80)	(74)	0	0	0
MYC	(18)	(165)	(183)	(3,215)	(7,047)	(10,262)
RBC	207	0	207	0	0	0
RYL	(12)	0	(12)	24	0	24
SOG	0	0	0	(750)	800	50
UAG	(127)	120	(7)	(8)	0	(8)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be

22	PIMCO VARIABLE INSURANCE TRUST

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different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a consolidated statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements and sale-buyback financing transactions, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows has been prepared using the indirect method which requires net assets to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Consolidated Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Consolidated Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and

24	PIMCO VARIABLE INSURANCE TRUST

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transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid

26	PIMCO VARIABLE INSURANCE TRUST

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are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-

backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Consolidated Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period

28	PIMCO VARIABLE INSURANCE TRUST

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as disclosed on the Consolidated Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying commodity for the Commodity Option is not

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Notes to Financial Statements (Cont.)

the commodity itself, but rather a futures contract for that commodity. The settlement for a Commodity Option will not include actual delivery of the underlying commodity but will rather settle the amount of the difference directly into the Portfolio’s custody account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into commodity forward, credit default, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure of the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price of the commodity with respect to the number of units. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price variance of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time

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Notes to Financial Statements (Cont.)

prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference. Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

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The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These

Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause

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Notes to Financial Statements (Cont.)

settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Consolidated Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman

Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Consolidated Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Consolidated Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Consolidated Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. BASIS FOR CONSOLIDATION OF THE PIMCO COMMODITYREALRETURN® STRATEGY PORTFOLIO

PIMCO Cayman Commodity Portfolio I Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2012 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Portfolio Net Assets	Subsidiary Net Assets	% of Portfolio Net Assets
PIMCO Cayman Commodity Portfolio I Ltd.	07/21/2006	08/01/2006	$721,224	$145,185	20.1%

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

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(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver by PIMCO. For the period ended December 31, 2012, the amount was $1,065,958.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

ANNUAL REPORT	DECEMBER 31, 2012	35

Notes to Financial Statements (Cont.)

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$781	$5,188

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$65,218	$1,088,129	$(1,005,100)	$(62)	$(38)	$148,147	$221	$8

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$750,388	$778,701	$101,629	$272,972

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	22	$170	0	$0
Administrative Class	19,674	144,866	24,705	211,747
Advisor Class	5,589	42,406	5,744	50,558
Issued as reinvestment of distributions
Institutional Class	1	7	0	0
Administrative Class	4,867	35,157	10,511	86,808
Advisor Class	1,162	8,482	2,419	20,192
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(23,634)	(179,907)	(19,759)	(169,486)
Advisor Class	(4,349)	(32,897)	(4,664)	(40,234)
Net increase resulting from Portfolio share transactions	3,332	$18,284	18,956	$159,585

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 47% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 22% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is

ANNUAL REPORT	DECEMBER 31, 2012	37

Notes to Financial Statements (Cont.)

qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$10,052	$130	$28,903	$(3,140)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,237,944	$29,645	$(2,483)	$27,161

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$41,099	$2,547	$—
12/31/2011	$107,000	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

38	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO CommodityRealReturn® Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO CommodityRealReturn® Strategy Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for the period April 30, 2012 (commencement of Institutional Class operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	39

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	CNY	Chinese Renminbi	MXN	Mexican Peso
BRL	Brazilian Real	EUR	Euro	USD (or $)	United States Dollar
CAD	Canadian Dollar	GBP	British Pound	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over-the-Counter
KCBT	Kansas City Board of Trade

Index Abbreviations:
CPI	Consumer Price Index	DJUBSF1T	Dow Jones-UBS Commodity Index 1 Month Forward Total Return	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	DJUBSF3T	Dow Jones-UBS 3 Month Forward Total Return Commodity	MOTT3002	Modified Post-Roll Dow Jones-UBS Commodity IndexSM Total Return
CVICSTR3	Dow Jones-UBS Customized Post Roll Index	DJUBSTR	Dow Jones-UBS Commodity Index Total Return	NGCAL19	2019 Calendar Natural Gas
DJUBS	Dow Jones-UBS Commodity Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate	oz.	Ounce
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending
CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration	WTI	West Texas Intermediate

40	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.47%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.01%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	41

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	43

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

44	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT12AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO CommodityRealReturn® Strategy Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Statement of Cash Flows	11
Consolidated Schedule of Investments	12
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	39
Glossary	40
Federal Income Tax Information	41
Management of the Trust	42
Privacy Policy	44
Approval of the Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	45

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, tax risk, subsidiary risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative

4	PIMCO VARIABLE INSURANCE TRUST

Return chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO CommodityRealReturn® Strategy Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	52.0%
Short-Term Instruments	27.6%
Sovereign Issues	5.4%
Corporate Bonds & Notes	4.9%
Mortgage-Backed Securities	4.0%
Other	6.1%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	Class Inception (02/28/2006)
PIMCO CommodityRealReturn® Strategy Portfolio Advisor Class	5.12%	-0.81%	2.70%
Dow Jones-UBS Commodity Index Total Return±	-1.06%	-5.17%	-0.71%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.15% for Advisor Class shares.

± Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,055.60	$1,019.61
Expenses Paid During Period†	$5.68	$5.58
Net Annualized Expense Ratio††	1.10%	1.10%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments, such as bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. Commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

»

Active commodity strategies designed to combat the effects of contango by holding futures contracts further out on the commodities futures curves detracted from performance as the deferred contract exposure indexes held within the Portfolio underperformed the Dow Jones-UBS Commodity Index Total Return, which implies front-month futures contracts.

»

The Portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, benefited performance as U.S. TIPS outperformed the assumed U.S. Treasury Bill collateral rate embedded in the Dow Jones-UBS Commodity Index Total Return.

»	Exposure to Australian real duration (or sensitivity to changes in real interest rates) added to performance as Australian real yields declined over the reporting period.

»	Exposure to Canadian real duration added to performance as Canadian real yields declined over the reporting period.

»	Tactical exposure to Italian inflation-linked bonds (linkers) during the second half of the reporting period added to performance as Italian real yields declined during that period.

»	Exposure to nominal interest rates in Brazil benefited performance as nominal rates rallied following central bank rate cuts during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Advisor Class
Net asset value beginning of year	$7.27	$9.06	$8.64	$7.01	$13.35
Net investment income (a)	0.14	0.12	0.10	0.20	0.42
Net realized/unrealized gain (loss)	0.23	(0.70)	1.72	2.64	(6.08)
Total income (loss) from investment operations	0.37	(0.58)	1.82	2.84	(5.66)
Dividends from net investment income	(0.18)	(1.21)	(1.25)	(0.44)	(0.56)
Distributions from net realized capital gains	(0.25)	0.00	(0.15)	(0.77)	(0.12)
Total distributions	(0.43)	(1.21)	(1.40)	(1.21)	(0.68)
Net asset value end of year	$7.21	$7.27	$9.06	$8.64	$7.01
Total return	5.12%	(7.54)%	24.25%	41.62%	(43.85)%
Net assets end of year (000s)	$148,581	$132,255	$133,279	$87,037	$42,491
Ratio of expenses to average net assets	1.10%	1.01%	1.03%	1.08%	1.16%
Ratio of expenses to average net assets excluding waivers	1.24%	1.15%	1.15%	1.21%	1.25%
Ratio of expenses to average net assets excluding interest expense	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of expenses to average net assets excluding interest expense and waivers	1.13%	1.13%	1.11%	1.12%	1.08%
Ratio of net investment income to average net assets	1.84%	1.42%	1.21%	2.43%	3.19%
Portfolio turnover rate	77%*	523%*	536%*	742%	1,156%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$980,684
Investments in Affiliates, at value	148,147
Repurchase agreements, at value	136,274
Deposits with counterparty	94
Foreign currency, at value	82
Receivable for investments sold	67,313
OTC swap premiums paid	234
Variation margin receivable on financial derivative instruments	424
Unrealized appreciation on foreign currency contracts	337
Unrealized appreciation on OTC swap agreements	853
Receivable for Portfolio shares sold	12,303
Interest and dividends receivable	3,620
Dividends receivable from Affiliates	34
Reimbursement receivable from PIMCO	86
1,350,485

Liabilities:
Payable for investments purchased	$6,522
Payable for investments in Affiliates purchased	34
Payable for sale-buyback financing transactions	598,337
Payable for short sales	13,042
Written options outstanding	1,652
OTC swap premiums received	220
Variation margin payable on financial derivative instruments	37
Unrealized depreciation on foreign currency contracts	865
Unrealized depreciation on OTC swap agreements	7,068
Deposits from counterparty	635
Payable for Portfolio shares redeemed	200
Overdraft due to custodian	19
Accrued investment advisory fees	347
Accrued supervisory and administrative fees	171
Accrued distribution fees	31
Accrued servicing fees	69
Other liabilities	12
629,261

Net Assets	$721,224

Net Assets Consist of:
Paid in capital	$685,279
Undistributed net investment income	14,171
Accumulated undistributed net realized (loss)	(3,268)
Net unrealized appreciation	25,042
$721,224

Net Assets:
Institutional Class	$166
Administrative Class	572,477
Advisor Class	148,581

Shares Issued and Outstanding:
Institutional Class	23
Administrative Class	80,310
Advisor Class	20,605

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$7.10
Administrative Class	7.13
Advisor Class	7.21

Cost of Investments	$950,526
Cost of Investments in Affiliates	$148,176
Cost of Repurchase Agreements	$136,274
Cost of Foreign Currency Held	$83
Proceeds Received on Short Sales	$13,025
Premiums Received on Written Options	$2,712

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$21,637
Dividends	6
Dividends from Affiliate investments	221
Total Income	21,864

Expenses:
Investment advisory fees	4,398
Supervisory and administrative fees	2,166
Servicing fees – Administrative Class	901
Distribution and/or servicing fees – Advisor Class	367
Trustees’ fees	4
Interest expense	853
Total Expenses	8,689
Waiver and/or Reimbursement by PIMCO	(1,066)
Net Expenses	7,623

Net Investment Income	14,241

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	863
Net realized (loss) on Affiliate investments	(62)
Net capital gain distributions received from Affiliate investments	8
Net realized gain on futures contracts	714
Net realized gain on written options	1,359
Net realized gain on swaps	4,215
Net realized (loss) on foreign currency transactions	(1,146)
Net change in unrealized appreciation on investments	31,765
Net change in unrealized (depreciation) on Affiliate investments	(38)
Net change in unrealized (depreciation) on futures contracts	(701)
Net change in unrealized (depreciation) on written options	(110)
Net change in unrealized (depreciation) on swaps	(7,307)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,277)
Net Gain	28,283

Net Increase in Net Assets Resulting from Operations	$42,524

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$14,241	$11,290
Net realized gain (loss)	6,005	(61,751)
Net realized (loss) on Affiliate investments	(62)	(9)
Net capital gain distributions received from Affiliate investments	8	0
Net change in unrealized appreciation (depreciation)	22,370	(7,591)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(38)	9
Net increase resulting from operations	42,524	(58,052)

Distributions to Shareholders:
From net investment income
Institutional Class	(2)	0
Administrative Class	(16,415)	(86,808)
Advisor Class	(3,544)	(20,192)
From net realized capital gains
Institutional Class	(5)	0
Administrative Class	(18,742)	0
Advisor Class	(4,939)	0

Total Distributions	(43,647)	(107,000)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	18,284	159,585

Total Increase (Decrease) in Net Assets	17,161	(5,467)

Net Assets:
Beginning of year	704,063	709,530
End of year*	$721,224	$704,063

*Including undistributed net investment income of:	$14,171	$11,743

**	See note 13 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

Year Ended December 31, 2012
(Amounts in thousands)	PIMCO CommodityRealReturn® Strategy Portfolio

Cash flows (used for) operating activities:

Net increase in net assets resulting from operations	$42,524

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(899,373)
Proceeds from sales of long-term securities	1,110,088
Purchases of short-term portfolio investments, net	(197,190)
Increase in deposits with counterparty	(38)
Increase in receivable for investments sold	(42,207)
Decrease in interest and dividends receivable	1,349
Decrease in OTC swap premiums received (paid)	1,195
Decrease in payable for investments purchased	(468,034)
Decrease in accrued investment advisory fees	(26)
Decrease in accrued supervisory and administrative fees	(13)
Decrease in accrued distribution fee	(16)
Increase in accrued servicing fee	16
Decrease in variation margin receivable (payable) on financial derivative instruments	(452)
Payments from short sales transactions	2,216
Proceeds from currency transactions	(1,109)
Net change in unrealized appreciation on investments	(31,765)
Net change in unrealized (depreciation) on Affiliate investments	38
Net change in unrealized (depreciation) on futures contracts	701
Net change in unrealized (depreciation) on written options	110
Net change in unrealized (depreciation) on swaps	7,307
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	1,277
Net realized gain on investments, written options and foreign currency transactions	(1,022)
Net amortization (accretion) on investments	6,768
Net cash (used for) operating activities	(467,656)

Cash flows received from financing activities:
Proceeds from Portfolio shares sold	175,640
Payment on Portfolio shares redeemed	(214,417)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	(245,618)
Payments on reverse repurchase agreements	164,689
Proceeds from sale-buyback transactions	4,617,462
Payments on sale-buyback transactions	(4,019,125)
Increase in overdraft due to custodian	19
Proceeds from deposits from counterparty	377,886
Payments on deposits from counterparty	(389,253)
Net cash received from financing activities	467,283

Net Decrease in Cash and Foreign Currency	(373)

Cash and Foreign Currency:
Beginning of year	455
End of year	$82

* Reinvestment of dividends	$43,646

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$830

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.7%
NRG Energy, Inc.
4.000% due 07/01/2018		$985	$997
Springleaf Financial Funding Co.
5.500% due 05/10/2017		3,800	3,784

Total Bank Loan Obligations (Cost $4,769)			4,781

CORPORATE BONDS & NOTES 8.6%

BANKING & FINANCE 8.0%
Achmea Hypotheekbank NV
3.200% due 11/03/2014		730	766
Ally Financial, Inc.
3.709% due 06/20/2014		3,100	3,187
American International Group, Inc.
8.175% due 05/15/2068		800	1,046
ANZ New Zealand International Ltd.
0.751% due 08/19/2014		1,000	1,004
BPCE S.A.
2.375% due 10/04/2013		600	606
Commonwealth Bank of Australia
0.588% due 09/17/2014		15,800	15,860
0.763% due 07/12/2013		8,900	8,921
Dexia Credit Local S.A.
0.711% due 03/05/2013		1,000	999
0.793% due 04/29/2014		7,900	7,799
Eksportfinans ASA
2.375% due 05/25/2016		800	764
Ford Motor Credit Co. LLC
3.984% due 06/15/2016		3,000	3,187
HBOS PLC
6.750% due 05/21/2018		1,000	1,081
HCP, Inc.
6.700% due 01/30/2018		1,000	1,207
International Lease Finance Corp.
5.625% due 09/20/2013		400	411
Morgan Stanley
0.520% due 03/01/2013	EUR	200	264
2.810% due 05/14/2013		$3,100	3,122
NIBC Bank NV
2.800% due 12/02/2014		5,200	5,401
Turkiye Garanti Bankasi A/S
2.819% due 04/20/2016		500	499
Westpac Banking Corp.
3.585% due 08/14/2014		1,500	1,573

			57,697

INDUSTRIALS 0.6%
Boston Scientific Corp.
5.450% due 06/15/2014		500	532
Cardinal Health, Inc.
6.000% due 06/15/2017		400	463
NXP BV
2.960% due 10/15/2013	EUR	1,007	1,336
Office Depot, Inc.
6.250% due 08/15/2013		$304	310
Rexam PLC
6.750% due 06/01/2013		400	409
RPM International, Inc.
6.500% due 02/15/2018		1,000	1,172

			4,222

Total Corporate Bonds & Notes (Cost $60,550)			61,919

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$100	$80

Total Municipal Bonds & Notes (Cost $94)		80

U.S. GOVERNMENT AGENCIES 4.3%
Fannie Mae
0.560% due 05/25/2042	11	11
0.890% due 02/25/2041	1,832	1,850
1.366% due 10/01/2044	11	12
2.492% due 11/01/2034	73	79
2.600% due 05/02/2022	1,000	1,005
2.713% due 05/25/2035	97	103
5.083% due 07/01/2035	49	53
5.319% due 01/01/2036	310	334
5.335% due 11/01/2035	161	174
5.500% due 12/01/2036 - 01/01/2043	6,090	6,622
Freddie Mac
0.171% due 03/21/2013 (g)	163	163
0.439% due 02/15/2019	471	472
0.470% due 08/25/2031	2	2
0.659% due 08/15/2033 - 09/15/2042	4,478	4,501
1.360% due 02/25/2045	128	124
2.000% due 03/14/2019	5,200	5,216
2.367% due 01/01/2034	12	12
2.459% due 07/01/2036	345	366
2.500% due 10/02/2019	3,700	3,831
2.600% due 09/01/2036	339	359
2.694% due 10/01/2036	239	256
Ginnie Mae
0.511% due 03/20/2037	2,274	2,283
NCUA Guaranteed Notes
0.663% due 10/07/2020	988	991
0.773% due 12/08/2020	1,502	1,510
Small Business Administration
5.510% due 11/01/2027	576	667

Total U.S. Government Agencies (Cost $30,660)		30,996

U.S. TREASURY OBLIGATIONS 91.2%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (f)(g)(h)	87,728	92,402
0.125% due 04/15/2017 (f)	24,712	26,471
0.125% due 01/15/2022 (e)(f)(g)(h)(i)	27,163	29,504
0.125% due 07/15/2022 (f)	46,323	50,265
0.500% due 04/15/2015 (f)(g)(i)	26,977	28,162
0.625% due 07/15/2021 (f)	69,062	78,504
1.125% due 01/15/2021 (f)	22,760	26,739
1.250% due 04/15/2014 (g)	27,325	28,188
1.250% due 07/15/2020 (f)(h)(i)	51,912	61,597
1.375% due 07/15/2018 (f)	4,289	4,994
1.375% due 01/15/2020 (f)	26,493	31,415
1.625% due 01/15/2015 (f)	20,085	21,345
1.750% due 01/15/2028 (f)	993	1,286
1.875% due 07/15/2019 (f)	26,903	32,755
2.000% due 07/15/2014 (f)	26,478	27,950
2.000% due 01/15/2016	47,805	53,025
2.000% due 01/15/2026 (f)	1,281	1,680
2.125% due 01/15/2019 (f)	7,862	9,550
2.375% due 01/15/2017	21,323	24,788

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 01/15/2025 (f)		$1,471	$1,986
2.500% due 01/15/2029 (f)		431	614
2.625% due 07/15/2017		112	134
2.625% due 07/15/2017 (g)		16,741	20,070
3.875% due 04/15/2029		141	233
U.S. Treasury Notes
0.375% due 07/31/2013 (i)		4,300	4,307

Total U.S. Treasury Obligations (Cost $634,735)			657,964

MORTGAGE-BACKED SECURITIES 7.0%
American General Mortgage Loan Trust
5.150% due 03/25/2058		765	789
Banc of America Commercial Mortgage Trust
0.383% due 06/10/2049		28	28
5.685% due 06/10/2049		28	28
Banc of America Large Loan Trust
0.719% due 08/15/2029		48	48
Banc of America Large Loan, Inc.
2.509% due 11/15/2015		6,042	6,046
Banc of America Mortgage Trust
3.111% due 06/25/2035		290	268
4.920% due 11/25/2034		163	162
Banc of America Re-REMIC Trust
5.623% due 06/24/2050		300	341
BCAP LLC Trust
5.250% due 08/26/2037		2,289	2,274
5.430% due 03/26/2037		600	498
Bear Stearns Adjustable Rate Mortgage Trust
2.240% due 08/25/2035		52	52
2.320% due 08/25/2035		97	99
2.570% due 03/25/2035		169	171
2.909% due 03/25/2035		182	163
3.074% due 01/25/2035		575	547
3.078% due 03/25/2035		49	49
3.127% due 01/25/2035		708	709
Bear Stearns Structured Products, Inc.
2.797% due 01/26/2036		559	370
2.829% due 12/26/2046		3,119	1,783
Citigroup Mortgage Loan Trust, Inc.
2.270% due 09/25/2035		115	114
2.340% due 09/25/2035		126	125
2.570% due 10/25/2035		990	956
3.091% due 09/25/2037 ^		819	622
Countrywide Alternative Loan Trust
0.380% due 05/25/2047		2,763	1,967
0.406% due 12/20/2046		2,322	1,481
6.000% due 02/25/2037 ^		380	280
Countrywide Home Loan Mortgage Pass-Through Trust
2.924% due 11/19/2033		8	8
3.026% due 08/25/2034		67	59
Credit Suisse Mortgage Capital Certificates
0.439% due 10/15/2021		1,391	1,359
5.383% due 02/15/2040		400	446
5.467% due 09/18/2039		1,000	1,142
DBUBS Mortgage Trust
3.386% due 07/10/2044		5,800	6,268
First Horizon Alternative Mortgage Securities
2.536% due 06/25/2034		28	27
Granite Mortgages PLC
0.898% due 09/20/2044	GBP	299	480
Greenpoint Mortgage Funding Trust
0.480% due 11/25/2045		$14	10
GS Mortgage Securities Corp.
1.103% due 03/06/2020		214	214
1.260% due 03/06/2020		300	300
3.849% due 12/10/2043		3,421	3,733

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
3.004% due 01/25/2035		$145	$143
Harborview Mortgage Loan Trust
0.450% due 03/19/2036		83	54
Holmes Master Issuer PLC
1.560% due 10/15/2054	EUR	4,100	5,470
Indymac Mortgage Loan Trust
3.118% due 11/25/2035 ^		$371	312
JPMorgan Chase Commercial Mortgage Securities Corp.
4.654% due 01/12/2037		81	82
JPMorgan Mortgage Trust
3.048% due 07/25/2035		130	132
3.105% due 08/25/2035		171	171
4.963% due 02/25/2035		372	379
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		200	239
MASTR Adjustable Rate Mortgages Trust
2.630% due 11/21/2034		100	104
Mellon Residential Funding Corp.
0.949% due 09/15/2030		341	325
Merrill Lynch Mortgage Investors Trust
1.760% due 10/25/2035		370	366
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100	118
Morgan Stanley Capital Trust
5.882% due 06/11/2049		25	30
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		675	705
Permanent Master Issuer PLC
1.510% due 07/15/2042	EUR	400	533
Residential Accredit Loans, Inc. Trust
0.460% due 08/25/2037		$1,975	1,446
1.525% due 09/25/2045		240	179
Royal Bank of Scotland Capital Funding Trust
6.006% due 12/16/2049		600	719
Sequoia Mortgage Trust
0.411% due 07/20/2036		655	596
Structured Adjustable Rate Mortgage Loan Trust
1.572% due 01/25/2035		22	16
2.775% due 02/25/2034		39	40
5.500% due 12/25/2034		315	305
Structured Asset Mortgage Investments, Inc.
0.870% due 10/19/2034		36	35
Vornado DP LLC Trust
4.004% due 09/13/2028		1,500	1,702
Wachovia Bank Commercial Mortgage Trust
0.289% due 06/15/2020		551	543
5.088% due 08/15/2041		300	319
WaMu Mortgage Pass-Through Certificates
0.936% due 05/25/2047		391	322
2.915% due 12/25/2035		375	364
5.324% due 08/25/2035		93	91
Wells Fargo Mortgage-Backed Securities Trust
2.760% due 03/25/2036		381	368
5.154% due 06/25/2033		170	171

Total Mortgage-Backed Securities (Cost $48,522)			50,395

ASSET-BACKED SECURITIES 5.6%
American Money Management Corp. CLO Ltd.
0.537% due 05/03/2018		232	230
Aquilae CLO PLC
1.007% due 01/17/2023	EUR	757	968
ARES CLO Ltd.
0.538% due 03/12/2018		$487	480

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Carrington Mortgage Loan Trust
0.530% due 10/25/2035		$67	$67
Citibank Omni Master Trust
2.959% due 08/15/2018		6,100	6,348
Commercial Industrial Finance Corp.
0.570% due 05/10/2021		4,600	4,453
0.571% due 03/01/2021		1,300	1,273
Countrywide Asset-Backed Certificates
0.390% due 07/25/2036		1,322	1,269
0.460% due 04/25/2036		177	170
5.212% due 04/25/2036		1,479	1,417
Credit-Based Asset Servicing and Securitization LLC
0.330% due 07/25/2037		23	11
Cumberland CLO Ltd.
0.560% due 11/10/2019		631	627
Duane Street CLO Ltd.
0.562% due 11/08/2017		241	240
First CLO Ltd.
0.620% due 12/14/2016		27	27
First Franklin Mortgage Loan Trust
0.550% due 11/25/2035		4,744	4,607
0.590% due 09/25/2035		2,241	2,208
GSAMP Trust
0.280% due 12/25/2036		82	39
Gulf Stream Compass CLO Ltd.
0.700% due 07/15/2016		10	10
Harvest CLO S.A.
0.936% due 03/29/2017	EUR	111	146
Katonah Ltd.
0.629% due 09/20/2016		$90	90
Landmark CDO Ltd.
0.611% due 06/01/2017		649	642
LCM Ltd.
0.540% due 03/21/2019		1,500	1,453
Magi Funding PLC
0.671% due 04/11/2021	EUR	471	605
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047		$191	150
Nelnet Student Loan Trust
1.015% due 07/25/2018		160	161
North Carolina State Education Assistance Authority
0.765% due 10/26/2020		1,144	1,146
Penta CLO S.A.
0.564% due 06/04/2024	EUR	1,162	1,442
SLM Student Loan Trust
0.355% due 04/25/2019		$2,200	2,180
1.815% due 04/25/2023		4,791	4,998
1.859% due 12/15/2017		264	265
2.350% due 04/15/2039		739	743
Specialty Underwriting & Residential Finance
0.270% due 01/25/2038		71	68
Structured Asset Securities Corp.
1.714% due 04/25/2035		627	604
Symphony CLO Ltd.
0.550% due 05/15/2019		700	687
Wind River CLO Ltd.
0.639% due 12/19/2016		358	355
Wood Street CLO BV
0.696% due 03/29/2021	EUR	179	232

Total Asset-Backed Securities (Cost $38,915)			40,411

SOVEREIGN ISSUES 9.6%
Australia Government CPI Linked Bond
4.000% due 08/20/2015	AUD	2,100	3,953
4.000% due 08/20/2020		1,700	3,406

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Canada Government Bond
1.500% due 12/01/2044 (b)	CAD	2,748	$3,662
2.750% due 09/01/2016		14,000	14,788
4.250% due 12/01/2021 (b)		3,236	4,588
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2016 (b)	EUR	4,722	6,336
2.100% due 09/15/2017 (b)		1,958	2,616
2.100% due 09/15/2021 (b)		2,577	3,234
2.350% due 09/15/2019 (b)		439	579
New South Wales Treasury Corp. CPI Linked Bond
2.500% due 11/20/2035	AUD	1,200	1,487
2.750% due 11/20/2025		5,500	7,448
United Kingdom Gilt
0.125% due 03/22/2024 (b)	GBP	2,938	5,163
1.250% due 11/22/2032 (b)		1,131	2,340
1.875% due 11/22/2022 (b)		239	497
2.500% due 07/26/2016 (b)		1,600	8,926

Total Sovereign Issues (Cost $66,423)			69,023

SHORT-TERM INSTRUMENTS 48.3%

CERTIFICATES OF DEPOSIT 1.7%
Banco Bradesco S.A.
1.955% due 01/24/2013		$3,600	3,602
Bank of Nova Scotia
0.510% due 03/27/2014		550	550
Dexia Credit Local S.A.
1.400% due 09/20/2013		4,100	4,096
1.700% due 09/06/2013		4,000	4,005

			12,253

COMMERCIAL PAPER 2.0%
Abbey National Treasury Services PLC
1.019% due 04/03/2013		2,600	2,597
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013		1,900	1,870
Santander S.A.
2.200% due 04/02/2013		3,800	3,789
Standard Chartered Bank
0.950% due 10/01/2013		6,300	6,273

			14,529

REPURCHASE AGREEMENTS 18.9%
Banc of America Securities LLC
0.230% due 01/02/2013		1,100	1,100
(Dated 12/31/2012. Collateralized by U.S. Treasury Bills 0.000% due 12/12/2013 valued at $408 and U.S. Treasury Notes 0.125% due 12/31/2014 valued at $714. Repurchase proceeds are $1,100.)
BNP Paribas Securities Corp.
0.140% due 01/08/2013		61,300	61,300
(Dated 12/24/2012. Collateralized by U.S. Treasury Bonds 5.250% due 02/15/2029 valued at $62,476. Repurchase proceeds are $61,302.)
Citigroup Global Markets, Inc.
0.270% due 01/02/2013		5,500	5,500
(Dated 12/31/2012. Collateralized by Freddie Mac 0.750% due 10/05/2016 valued at $5,628. Repurchase proceeds are $5,500.)
Goldman Sachs Group, Inc.
0.250% due 01/23/2013		24,900	24,900
(Dated 11/28/2012. Collateralized by Fannie Mae 2.500% due 10/01/2027 valued at $25,241. Repurchase proceeds are $24,906.)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley & Co., Inc.
0.250% due 01/02/2013	$7,900	$7,900
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 1.000% due 09/30/2016 valued at $8,062. Repurchase proceeds are $7,900.)
RBS Securities, Inc.
0.220% due 01/04/2013	13,000	13,000
(Dated 12/06/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $13,249. Repurchase proceeds are $13,002)
0.230% due 01/07/2013	15,500	15,500
(Dated 12/10/2012. Collateralized by U.S. Treasury Notes 2.125% due 08/15/2021 valued at $15,684. Repurchase proceeds are $15,502)
0.230% due 01/14/2013	6,850	6,850
(Dated 12/10/2012. Collateralized by U.S. Treasury Notes 2.125% due 08/15/2021 valued at $6,931. Repurchase proceeds are $6,851)
State Street Bank and Trust Co.
0.010% due 01/02/2013	224	224
(Dated 12/31/2012. Collateralized by Fannie Mae 2.170% due 10/17/2022 valued at $116 and Freddie Mac 2.060% due 10/17/2022 valued at $120. Repurchase proceeds are $224.)

		136,274

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 3.5%
Fannie Mae
0.157% due 02/27/2013		$1,500	$1,499
0.178% due 02/27/2013		7,100	7,098
0.183% due 08/01/2013		1,300	1,299
Federal Home Loan Bank
0.155% due 02/20/2013		600	600
0.162% due 02/20/2013		10,200	10,198
Freddie Mac
0.142% due 03/05/2013		600	600
0.152% due 02/26/2013 - 04/03/2013		1,900	1,899
0.178% due 02/19/2013 - 02/25/2013		2,000	2,000

			25,193

ITALY TREASURY BILLS 0.9%
1.728% due 09/13/2013 (a)	EUR	5,100	6,679

U.S. TREASURY BILLS 0.8%
0.154% due 01/31/2013 - 12/12/2013 (a)(g)(i)		$5,898	5,893

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 20.5%
PIMCO Short-Term Floating NAV Portfolio	14,804,348	$148,147

Total Short-Term Instruments (Cost $348,761)		348,000

PURCHASED OPTIONS (k) 0.1%
(Cost $1,547)		568

Total Investments 175.4% (Cost $1,234,976)		$1,265,105

Written Options (l) (0.2%) (Premiums $2,712)		(1,652)

Other Assets and Liabilities (Net) (75.2%)		(542,229)

Net Assets 100.0%		$721,224

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Portfolio.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $334,224 at a weighted average interest rate of 0.244%.
(e)	Securities with an aggregate market value of $427 have been pledged as margin collateral for repurchase agreements and/or reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012.
(f)	Securities with an aggregate market value of $595,896 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BRC	0.340%	12/06/2012	01/04/2013	$13,314	$(13,318)
	0.360%	12/12/2012	01/14/2013	10,953	(10,947)
	0.362%	12/17/2012	01/18/2013	5,780	(5,743)
	0.380%	12/14/2012	01/07/2013	10,997	(10,996)
GSC	0.360%	12/19/2012	01/08/2013	111,577	(111,571)
TDM	0.250%	07/25/2012	01/14/2013	9,816	(9,833)
	0.270%	10/18/2012	01/10/2013	2,739	(2,743)
	0.270%	10/19/2012	01/08/2013	193,443	(193,677)
	0.270%	11/19/2012	01/04/2013	46,512	(46,532)
	0.270%	11/19/2012	02/14/2013	91,576	(91,501)
	0.370%	12/12/2012	01/09/2013	80,254	(80,259)
UAG	0.240%	09/13/2012	01/11/2013	8,593	(8,604)
	0.281%	07/11/2012	01/09/2013	7,721	(7,694)
	0.300%	11/26/2012	01/24/2013	4,925	(4,919)

					$(598,337)

(1)	Payable for Sale-Buyback Financing Transactions includes $71 of deferred price drop on sale-buyback financing transactions.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(g)	Securities with an aggregate market value of $1,368 and cash of $94 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2016	213	$57
90-Day Eurodollar September Futures	Long	09/2015	103	25
Brent Crude December Futures	Short	11/2013	92	161
Brent Crude February Futures	Short	01/2013	16	(16)
Brent Crude March Futures	Long	02/2013	21	13
Corn March Futures	Short	03/2013	16	45
Euro-Mill Wheat November Futures	Long	11/2013	16	(17)
Gold 100 oz. February Futures	Long	02/2013	4	(18)
Hard Red Winter Wheat March Futures	Long	03/2013	28	(147)
Natural Gas April Futures	Short	03/2013	72	28
Natural Gas March Futures	Short	02/2013	14	35
Natural Gas October Futures	Long	09/2013	86	(98)
Platinum April Futures	Long	04/2013	54	(1)
RBOB Gasoline March Futures	Short	02/2013	5	(5)
Soybean March Futures	Long	03/2013	20	7
Wheat March Futures	Short	03/2013	33	192
WTI Crude December Futures	Long	11/2013	109	(56)
WTI Crude June Futures	Short	05/2013	17	(61)

				$144

(h)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $1,688 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	1.500%	01/04/2018	$	900	$(2)	$1
Receive	3-Month USD-LIBOR	2.500%	12/19/2042		18,600	1,139	481

						$1,137	$482

(i)	Securities with an aggregate market value of $8,328 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.
(j)	OTC swap agreements outstanding as of December 31, 2012:

Commodity Forward Swaps
Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	CBOT Wheat March Futures	$8.796	02/22/2013	AZD	40,000	$(40)	$0	$(40)
Pay	CBOT Wheat March Futures	8.488	02/22/2013	AZD	40,000	27	0	27
Receive	KCBT Wheat March Futures	8.900	02/22/2013	AZD	40,000	(24)	0	(24)
Pay	KCBT Wheat March Futures	9.268	02/22/2013	AZD	40,000	38	0	38
Receive	London Platinum Market Fixing Ltd. PM	1,698.000	01/09/2013	GST	700	(119)	0	(119)
Receive	London Platinum Market Fixing Ltd. PM	1,578.500	01/29/2013	DUB	810	(41)	0	(41)
Receive	NGCAL19 Index	7.200	12/31/2019	DUB	84,000	(159)	0	(159)

						$(318)	$0	$(318)

Credit Default Swaps on Corporate Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.375%	$	400	$(4)	$0	$(4)
HCP, Inc.	GST	(2.910%	)	03/20/2018	1.165%		1,000	(89)	0	(89)
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	0.985%		1,000	(31)	(24)	(7)
Rexam PLC	BRC	(1.450%	)	06/20/2013	0.123%		400	(3)	0	(3)
RPM International, Inc.	GST	(1.500%	)	03/20/2018	1.096%		1,000	(21)	0	(21)

								$(148)	$(24)	$(124)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BRC	1.000%	06/20/2015	0.604%	$	1,000	$10	$(14)	$24
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.333%		1,800	(41)	(60)	19
Brazil Government International Bond	RYL	1.000%	06/20/2015	0.604%		500	5	(10)	15
Japan Government International Bond	BOA	1.000%	12/20/2015	0.435%		3,300	56	75	(19)
Japan Government International Bond	JPM	1.000%	12/20/2015	0.435%		600	10	12	(2)
Japan Government International Bond	RYL	1.000%	12/20/2015	0.435%		200	4	5	(1)
Nokia OYJ	GST	5.000%	09/20/2014	2.669%	EUR	700	38	(77)	115

							$82	$(69)	$151

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.900%	07/25/2016	BPS	EUR	2,000	$10	$10	$0
Pay	1-Month EUR-FRCPXTOB Index	2.000%	07/25/2016	CBK		2,000	22	6	16
Pay	1-Year BRL-CDI	8.825%	01/02/2015	HUS	BRL	9,000	107	54	53
Pay	1-Year BRL-CDI	8.150%	01/02/2017	UAG		18,500	(30)	0	(30)
Pay	1-Year BRL-CDI	8.220%	01/02/2017	MYC		25,800	(18)	(36)	18
Pay	1-Year BRL-CDI	8.300%	01/02/2017	GLM		16,000	12	20	(8)
Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	BPS	$	8,700	19	20	(1)
Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	BPS		2,600	50	18	32
Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	DUB		1,800	35	15	20

							$207	$107	$100

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	DJUBSF1T Index	118,151	3-Month U.S. Treasury Bill rate plus a specified spread	$	61,395	02/15/2013	BOA	$(588)
Receive	CVICSTR3 Index	42,789	3-Month U.S. Treasury Bill rate plus a specified spread		12,959	02/15/2013	CBK	(132)
Receive	DJUBSTR Index	143,557	3-Month U.S. Treasury Bill rate plus a specified spread		40,534	02/15/2013	DUB	(396)
Receive	DJUBSTR Index	229,672	3-Month U.S. Treasury Bill rate plus a specified spread		64,912	02/15/2013	FBF	(646)
Pay	DJUBSTR Index	643	3-Month U.S. Treasury Bill rate plus a specified spread		182	02/15/2013	FBF	0
Receive	DJUBSF1T Index	128,524	3-Month U.S. Treasury Bill rate plus a specified spread		66,102	02/15/2013	GLM	46
Receive	DJUBSTR Index	281,209	3-Month U.S. Treasury Bill rate plus a specified spread		79,478	02/15/2013	JPM	(792)
Receive	DJUBSTR Index	398,753	3-Month U.S. Treasury Bill rate plus a specified spread		112,699	02/15/2013	MYC	(1,126)
Receive	MOTT3001 Index	234,163	3-Month U.S. Treasury Bill rate plus a specified spread		71,214	02/15/2013	MYC	(712)
Receive	MOTT3002 Index	441,545	3-Month U.S. Treasury Bill rate plus a specified spread		132,841	02/15/2013	MYC	(1,332)
Receive	DJUBSF3T Index	121,921	3-Month U.S. Treasury Bill rate plus a specified spread		74,315	02/15/2013	SOG	(763)

								$(6,441)

Variance Swaps
Pay/Receive Variance	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	CBOT Corn May Futures	$0.098	04/26/2013	JPM	$	270	$(12)	$0	$(12)
Pay	DJUBS Index	0.036	04/04/2013	GST		300	(1)	0	(1)
Pay	London Gold Market Fixing Ltd. PM	0.051	02/20/2013	JPM		1,140	39	0	39
Pay	London Gold Market Fixing Ltd. PM	0.052	02/20/2013	JPM		3,990	138	0	138
Pay	London Gold Market Fixing Ltd. PM	0.051	02/26/2013	GST		740	24	0	24

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Variance Swaps (Cont.)
Pay/Receive Variance	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	London Gold Market Fixing Ltd. PM	$0.050	02/28/2013	GST	$	1,190	$39	$0	$39
Pay	London Gold Market Fixing Ltd. PM	0.055	03/12/2013	BRC		500	18	0	18
Pay	London Gold Market Fixing Ltd. PM	0.035	11/27/2013	SOG		1,120	5	0	5
Pay	London Gold Market Fixing Ltd. PM	0.037	11/27/2013	MYC		514	4	0	4
Pay	London Gold Market Fixing Ltd. PM	0.036	11/29/2013	GST		860	5	0	5
Pay	London Gold Market Fixing Ltd. PM	0.076	09/30/2014	JPM		570	10	0	10
Receive	London Silver Market Fixing Ltd.	0.087	11/27/2013	SOG		350	4	0	4
Receive	London Silver Market Fixing Ltd.	0.088	11/27/2013	SOG		350	4	0	4
Receive	London Silver Market Fixing Ltd.	0.090	11/27/2013	MYC		330	3	0	3
Receive	London Silver Market Fixing Ltd.	0.090	11/29/2013	GST		540	5	0	5
Pay	S&P 500 Index	0.041	02/15/2013	BRC		930	0	0	0
Pay	S&P 500 Index	0.073	12/20/2013	GST		2,200	69	0	69
Pay	S&P 500 Index	0.075	12/20/2013	BRC		1,900	63	0	63

							$417	$0	$417

(k)	Purchased options outstanding as of December 31, 2012:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Call - NYMEX Brent Crude December Futures	N/A	$117.000	11/15/2013	37		N/A	$139	$74
Put - OTC Brent Crude March Futures	BOA	87.000	02/08/2013	N/A	$	2,500	10	3
Put - OTC Gold December Futures	MYC	1,560.000	12/03/2013	N/A		160	78	79
Put - OTC Gold November Futures	MYC	1,570.000	11/01/2013	N/A		210	127	100
Put - OTC Gold November Futures	UAG	1,570.000	11/01/2013	N/A		140	85	66
Put - OTC Heating Oil March Futures	MYC	250.000	02/25/2013	N/A		1,050	42	6
Call - OTC WTI Crude December Futures	JPM	130.000	11/15/2013	N/A		4,800	335	44
Call - OTC WTI Crude December Futures	MYC	150.000	11/17/2015	N/A		8,200	517	116

							$1,333	$488

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	$	4,200	$214	$80

(l)	Written options outstanding as of December 31, 2012:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Notional Amount		Premium	Market Value
Put - NYMEX Brent Crude December Futures	N/A	$77.000	11/15/2013	37		N/A	$179	$(131)
Put - NYMEX Natural Gas February Futures	N/A	3,150.000	01/28/2013	3		N/A	2	(2)
Call - OTC Brent Crude December Futures	JPM	140.000	11/11/2013	N/A	$	4,800	346	(54)
Call - OTC Brent Crude December Futures	MYC	160.000	11/10/2015	N/A		8,200	517	(133)
Put - OTC Brent Crude March Futures	MYC	87.000	02/08/2013	N/A		2,500	49	(3)
Put - OTC Heating Oil March Futures	BOA	250.000	02/25/2013	N/A		1,050	17	(5)
Put - OTC Platinum December Futures	MYC	1,450.000	12/03/2013	N/A		160	96	(104)
Put - OTC Platinum November Futures	MYC	1,420.000	11/01/2013	N/A		210	147	(112)
Put - OTC Platinum November Futures	UAG	1,420.000	11/01/2013	N/A		140	95	(75)

							$1,448	$(619)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Receive	0.750%	03/18/2013	$	7,500	$17	$(7)
Put - OTC 5-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		7,500	20	(2)
Call - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		5,900	70	(230)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		5,900	111	0
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		18,000	213	(702)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		18,000	350	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		2,800	26	0
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.850%	04/14/2014		17,600	211	(28)
Call - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		18,200	43	(16)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.400%	03/18/2013	$	18,200	$43	$(6)
Put - OTC 7-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		1,500	5	(3)
Call - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.200%	03/18/2013		2,000	5	(5)
Put - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		2,000	6	(5)
Put - OTC 10-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	2.150%	01/07/2013	EUR	2,700	14	0

								$1,134	$(1,005)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$	12,100	$108	$(23)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		1,000	13	(2)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020		1,300	9	(3)

							$130	$(28)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in $		Notional Amount in EUR		Premium
Balance at 12/31/2011	0	$	238,764	EUR	2,800	$2,358
Sales	122		1,401,518		2,700	2,742
Closing Buys	(82)		(1,472,122)		(2,800)	(2,376)
Expirations	0		0		0	0
Exercised	0		(11,600)		0	(12)

Balance at 12/31/2012	40	$	156,560	EUR	2,700	$2,712

(m)	Short sales outstanding as of December 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	01/01/2043	$6,000	$6,517	$(6,520)
Fannie Mae	5.500%	02/01/2043	6,000	6,508	(6,522)

				$13,025	$(13,042)

(n)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	374	$	391	BRC	$3	$0	$3
01/2013		69		73	RYL	1	0	1
01/2013		21,813		22,548	UAG	0	(92)	(92)
01/2013	GBP	9,650		15,444	GLM	0	(232)	(232)
01/2013		81		131	RYL	0	0	0
01/2013	$	6,578	AUD	6,319	HUS	1	(20)	(19)
01/2013		7,875	GBP	4,866	BRC	30	0	30
01/2013		7,876		4,865	DUB	27	0	27
01/2013	ZAR	3,561	$	403	JPM	0	(16)	(16)
02/2013	CNY	17,813		2,796	JPM	0	(36)	(36)
02/2013	GBP	4,866		7,874	BRC	0	(30)	(30)
02/2013		4,865		7,876	DUB	0	(26)	(26)
02/2013	$	69	BRL	144	BRC	1	0	1
02/2013		15		30	DUB	0	0	0
02/2013		2,463		5,085	HUS	10	0	10
02/2013		362		757	MSC	6	0	6
02/2013		85		178	UAG	2	0	2
02/2013		2,827	CNY	17,827	BRC	6	0	6
03/2013	CAD	23,006	$	23,297	RBC	207	0	207
03/2013	EUR	18,009		23,513	BRC	0	(273)	(273)
03/2013		320		422	FBF	0	(1)	(1)
03/2013		428		557	UAG	0	(8)	(8)
03/2013	GBP	1,092		1,774	UAG	1	0	1
03/2013	$	1,039	EUR	805	RYL	23	0	23
04/2013	MXN	158	$	12	JPM	0	0	0
04/2013	$	800	MXN	10,507	DUB	6	0	6
04/2013		979		12,922	HUS	13	0	13
09/2013	EUR	5,039	$	6,536	BRC	0	(131)	(131)

						$337	$(865)	$(528)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(o)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Bank Loan Obligations	$0	$4,781	$0	$4,781
Corporate Bonds & Notes
Banking & Finance	0	57,697	0	57,697
Industrials	0	4,222	0	4,222
Municipal Bonds & Notes
West Virginia	0	80	0	80
U.S. Government Agencies	0	28,495	2,501	30,996
U.S. Treasury Obligations	0	657,964	0	657,964
Mortgage-Backed Securities	0	47,623	2,772	50,395
Asset-Backed Securities	0	40,411	0	40,411
Sovereign Issues	0	69,023	0	69,023
Short-Term Instruments
Certificates of Deposit	0	12,253	0	12,253
Commercial Paper	0	14,529	0	14,529
Repurchase Agreements	0	136,274	0	136,274
Short-Term Notes	0	25,193	0	25,193
Italy Treasury Bills	0	6,679	0	6,679
U.S. Treasury Bills	0	5,893	0	5,893
Central Funds Used for Cash Management Purposes	148,147	0	0	148,147
Purchased Options
Commodity Contracts	74	414	0	488
Interest Rate Contracts	0	80	0	80
	$148,221	$1,111,611	$5,273	$1,265,105

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Short Sales, at value	$0	$(13,042)	$0	$(13,042)

Financial Derivative Instruments - Assets
Commodity Contracts	481	409	0	890
Credit Contracts	0	173	0	173
Equity Contracts	0	132	0	132
Foreign Exchange Contracts	0	337	0	337
Interest Rate Contracts	82	621	0	703
	$563	$1,672	$0	$2,235

Financial Derivative Instruments - Liabilities
Commodity Contracts	(552)	(7,369)	0	(7,921)
Credit Contracts	0	(146)	0	(146)
Foreign Exchange Contracts	0	(865)	0	(865)
Interest Rate Contracts	0	(1,044)	(28)	(1,072)
	$(552)	$(9,424)	$(28)	$(10,004)

Totals	$148,232	$1,090,817	$5,245	$1,244,294

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (3)
Investments, at value
U.S. Government Agencies	$2,878	$0	$(380)	$0	$0	$3	$0	$0	$2,501	$4
Mortgage-Backed Securities	2,795	0	(111)	17	0	71	0	0	2,772	68
Asset-Backed Securities	1,974	384	(945)	11	(4)	33	0	(1,453)	0	0

	$7,647	$384	$(1,436)	$28	$(4)	$107	$0	$(1,453)	$5,273	$72

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(71)	$6	$0	$0	$24	$13	$0	$0	$(28)	$30

Totals	$7,576	$390	$(1,436)	$28	$20	$120	$0	$(1,453)	$5,245	$102

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
U.S. Government Agencies	$2,501	Third Party Vendor	Broker Quote	100.38-100.50
Mortgage-Backed Securities	2,772	Third Party Vendor	Broker Quote	83.00-99.35

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(28)	Indicative Market Quotations	Broker Quote	0.19-0.21

Total	$5,245

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$488	$0	$0	$0	$80	$568
Variation margin receivable on financial derivative instruments (2)	145	0	0	0	279	424
Unrealized appreciation on foreign currency contracts	0	0	0	337	0	337
Unrealized appreciation on OTC swap agreements	410	172	132	0	139	853

	$1,043	$172	$132	$337	$498	$2,182

Liabilities:
Written options outstanding	$619	$0	$0	$0	$1,033	$1,652
Variation margin payable on financial derivative instruments (2)	34	0	0	0	3	37
Unrealized depreciation on foreign currency contracts	0	0	0	865	0	865
Unrealized depreciation on OTC swap agreements	6,883	146	0	0	39	7,068

	$7,536	$146	$0	$865	$1,075	$9,622

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$(218)	$0	$0	$0	$(198)	$(416)
Net realized gain (loss) on futures contracts	(685)	0	0	0	1,399	714
Net realized gain on written options	463	0	0	20	876	1,359
Net realized gain (loss) on swaps	3,492	(46)	0	0	769	4,215
Net realized (loss) on foreign currency transactions	0	0	0	(1,293)	0	(1,293)

	$3,052	$(46)	$0	$(1,273)	$2,846	$4,579

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(488)	$0	$0	$0	$5	$(483)
Net change in unrealized appreciation (depreciation) on futures contracts	325	0	0	0	(1,026)	(701)
Net change in unrealized appreciation (depreciation) on written options	522	0	0	(14)	(618)	(110)
Net change in unrealized appreciation (depreciation) on swaps	(8,540)	651	132	0	450	(7,307)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(1,314)	0	(1,314)

	$(8,181)	$651	$132	$(1,328)	$(1,189)	$(9,915)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $144 and open centrally cleared swaps cumulative appreciation of $482 as reported in the Notes to Consolidated Schedule of Investments.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO CommodityRealReturn® Strategy Portfolio			PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
AZD	$0	$0	$0	$2	$0	$2
BOA	53	(70)	(17)	(590)	751	161
BPS	71	0	71	0	0	0
BRC	(386)	305	(81)	81	(60)	21
CBK	(234)	0	(234)	(132)	0	(132)
DUB	(689)	519	(170)	(596)	671	75
FBF	0	0	0	(647)	722	75
GLM	(230)	274	44	46	0	46
GST	(72)	0	(72)	22	(260)	(238)
HUS	109	0	109	0	0	0
JPM	(41)	99	58	(628)	950	322
MSC	6	(80)	(74)	0	0	0
MYC	(18)	(165)	(183)	(3,215)	(7,047)	(10,262)
RBC	207	0	207	0	0	0
RYL	(12)	0	(12)	24	0	24
SOG	0	0	0	(750)	800	50
UAG	(127)	120	(7)	(8)	0	(8)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a consolidated statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements and sale-buyback financing transactions, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows has been prepared using the indirect method which requires net assets to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Consolidated Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Consolidated Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and

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December 31, 2012

transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid

26	PIMCO VARIABLE INSURANCE TRUST

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are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-

backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Consolidated Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period

28	PIMCO VARIABLE INSURANCE TRUST

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as disclosed on the Consolidated Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying commodity for the Commodity Option is not

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Notes to Financial Statements (Cont.)

the commodity itself, but rather a futures contract for that commodity. The settlement for a Commodity Option will not include actual delivery of the underlying commodity but will rather settle the amount of the difference directly into the Portfolio’s custody account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into commodity forward, credit default, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure of the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price of the commodity with respect to the number of units. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price variance of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time

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Notes to Financial Statements (Cont.)

prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference. Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

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The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These

Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause

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Notes to Financial Statements (Cont.)

settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Consolidated Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman

Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Consolidated Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Consolidated Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Consolidated Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. BASIS FOR CONSOLIDATION OF THE PIMCO COMMODITYREALRETURN® STRATEGY PORTFOLIO

PIMCO Cayman Commodity Portfolio I Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2012 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Portfolio Net Assets	Subsidiary Net Assets	% of Portfolio Net Assets
PIMCO Cayman Commodity Portfolio I Ltd.	07/21/2006	08/01/2006	$721,224	$145,185	20.1%

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

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(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver by PIMCO. For the period ended December 31, 2012, the amount was $1,065,958.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

ANNUAL REPORT	DECEMBER 31, 2012	35

Notes to Financial Statements (Cont.)

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$781	$5,188

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$65,218	$1,088,129	$(1,005,100)	$(62)	$(38)	$148,147	$221	$8

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$750,388	$778,701	$101,629	$272,972

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	22	$170	0	$0
Administrative Class	19,674	144,866	24,705	211,747
Advisor Class	5,589	42,406	5,744	50,558
Issued as reinvestment of distributions
Institutional Class	1	7	0	0
Administrative Class	4,867	35,157	10,511	86,808
Advisor Class	1,162	8,482	2,419	20,192
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(23,634)	(179,907)	(19,759)	(169,486)
Advisor Class	(4,349)	(32,897)	(4,664)	(40,234)
Net increase resulting from Portfolio share transactions	3,332	$18,284	18,956	$159,585

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 47% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 22% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is

ANNUAL REPORT	DECEMBER 31, 2012	37

Notes to Financial Statements (Cont.)

qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$10,052	$130	$28,903	$(3,140)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,237,944	$29,645	$(2,483)	$27,161

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$41,099	$2,547	$—
12/31/2011	$107,000	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

38	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO CommodityRealReturn® Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO CommodityRealReturn® Strategy Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	39

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	CNY	Chinese Renminbi	MXN	Mexican Peso
BRL	Brazilian Real	EUR	Euro	USD (or $)	United States Dollar
CAD	Canadian Dollar	GBP	British Pound	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over-the-Counter
KCBT	Kansas City Board of Trade

Index Abbreviations:
CPI	Consumer Price Index	DJUBSF1T	Dow Jones-UBS Commodity Index 1 Month Forward Total Return	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	DJUBSF3T	Dow Jones-UBS 3 Month Forward Total Return Commodity	MOTT3002	Modified Post-Roll Dow Jones-UBS Commodity IndexSM Total Return
CVICSTR3	Dow Jones-UBS Customized Post Roll Index	DJUBSTR	Dow Jones-UBS Commodity Index Total Return	NGCAL19	2019 Calendar Natural Gas
DJUBS	Dow Jones-UBS Commodity Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate	oz.	Ounce
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending
CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration	WTI	West Texas Intermediate

40	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.47%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.01%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	41

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	43

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

44	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT11AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Emerging Markets Bond Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	36
Glossary	37
Federal Income Tax Information	38
Management of the Trust	39
Privacy Policy	41
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	42

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Mexico	12.5%
Venezuela	11.9%
Brazil	10.7%
Turkey	7.5%
Luxembourg	6.8%
Indonesia	5.9%
Short-Term Instruments	1.4%
Other	43.3%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	10 Years	Class Inception (09/30/2002)
PIMCO Emerging Markets Bond Portfolio Administrative Class	17.87%	9.40%	11.46%	12.85%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	18.54%	10.47%	11.56%	12.54%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.00% for Administrative Class shares.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,096.10	$1,020.11
Expenses Paid During Period†	$5.27	$5.08
Net Annualized Expense Ratio	1.00%	1.00%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar.

»	An underweight to Argentina benefited performance as the Argentine sub-index underperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to Malaysia benefited performance as the Malaysia sub-index underperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to Lebanon benefited performance as the Lebanon sub-index underperformed the Portfolio’s benchmark index during the reporting period.

»	An out-of-benchmark allocation to Brazil local rates benefited performance as yields in Brazil rallied during the reporting period.

»

An out-of-benchmark allocation to emerging market corporates detracted from relative performance as the JPMorgan Corporate Emerging Markets Bond Index (CEMBI) Diversified underperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to Hungary and Turkey detracted from relative performance as the Hungary and Turkey sub-indexes outperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to Ivory Coast detracted from relative performance as the Ivory Coast sub-index outperformed the Portfolio’s benchmark index during the reporting period.

»	An out-of-benchmark allocation to emerging market currencies detracted from performance as these currencies underperformed the Portfolio’s benchmark index during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Emerging Markets Bond Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Administrative Class
Net asset value beginning of year	$13.65	$13.54	$12.68	$10.32	$13.67
Net investment income (a)	0.66	0.65	0.60	0.62	0.75
Net realized/unrealized gain (loss)	1.73	0.19	0.91	2.44	(2.70)
Total income (loss) from investment operations	2.39	0.84	1.51	3.06	(1.95)
Dividends from net investment income	(0.72)	(0.73)	(0.65)	(0.70)	(0.83)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.57)
Total distributions	(0.72)	(0.73)	(0.65)	(0.70)	(1.40)
Net asset value end of year	$15.32	$13.65	$13.54	$12.68	$10.32
Total return	17.87%	6.32%	12.15%	30.51%	(14.57)%
Net assets end of year (000s)	$337,210	$287,309	$295,917	$183,934	$127,501
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.01%	1.13%
Ratio of expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	4.51%	4.79%	4.47%	5.39%	5.87%
Portfolio turnover rate	20%*	15%*	197%*	234%	198%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$380,281
Investments in Affiliates, at value	4,932
Repurchase agreements, at value	366
Cash	5,321
Deposits with counterparty	301
Foreign currency, at value	212
Receivable for investments sold	408
OTC swap premiums paid	1,592
Variation margin receivable on financial derivative instruments	48
Unrealized appreciation on foreign currency contracts	93
Unrealized appreciation on OTC swap agreements	6,954
Receivable for Portfolio shares sold	210
Interest and dividends receivable	5,849
Dividends receivable from Affiliates	2
406,569

Liabilities:
Payable for investments purchased	$5,635
Payable for investments in Affiliates purchased	2
Written options outstanding	12
OTC swap premiums received	1,925
Variation margin payable on financial derivative instruments	23
Unrealized depreciation on foreign currency contracts	624
Unrealized depreciation on OTC swap agreements	233
Deposits from counterparty	6,605
Payable for Portfolio shares redeemed	1,147
Accrued investment advisory fees	144
Accrued supervisory and administrative fees	128
Accrued distribution fees	11
Accrued servicing fees	42
Other liabilities	2
16,533

Net Assets	$390,036

Net Assets Consist of:
Paid in capital	$334,408
Undistributed net investment income	1,838
Accumulated undistributed net realized gain	2,862
Net unrealized appreciation	50,928
$390,036

Net Assets:
Institutional Class	$428
Administrative Class	337,210
Advisor Class	52,398

Shares Issued and Outstanding:
Institutional Class	28
Administrative Class	22,005
Advisor Class	3,419

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$15.32
Administrative Class	15.32
Advisor Class	15.32

Cost of Investments	$335,066
Cost of Investments in Affiliates	$4,931
Cost of Repurchase Agreements	$366
Cost of Foreign Currency Held	$210
Premiums Received on Written Options	$53

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest, net of foreign taxes*	$19,536
Dividends from Affiliate investments	65
Total Income	19,601

Expenses:
Investment advisory fees	1,594
Supervisory and administrative fees	1,417
Servicing fees – Administrative Class	480
Distribution and/or servicing fees – Advisor Class	94
Trustees’ fees	2
Interest expense	8
Total Expenses	3,595

Net Investment Income	16,006

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	6,559
Net realized gain on Affiliate investments	18
Net realized gain on futures contracts	824
Net realized gain on written options	188
Net realized gain on swaps	1,349
Net realized gain on foreign currency transactions	203
Net change in unrealized appreciation on investments	29,492
Net change in unrealized (depreciation) on Affiliate investments	(1)
Net change in unrealized (depreciation) on futures contracts	(192)
Net change in unrealized (depreciation) on written options	(101)
Net change in unrealized appreciation on swaps	3,931
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(545)
Net Gain	41,725

Net Increase in Net Assets Resulting from Operations	$57,731

* Foreign tax withholdings	$2

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$16,006	$15,836
Net realized gain	9,123	6,149
Net realized gain on Affiliate investments	18	2
Net change in unrealized appreciation (depreciation)	32,585	(1,533)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(1)	1
Net increase resulting from operations	57,731	20,455

Distributions to Shareholders:
From net investment income
Institutional Class	(2)	0
Administrative Class	(15,675)	(16,281)
Advisor Class	(1,791)	(1,321)

Total Distributions	(17,468)	(17,602)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	34,575	(9,404)

Total Increase in Net Assets	74,838	(6,551)

Net Assets:
Beginning of year	315,198	321,749
End of year*	$390,036	$315,198

*Including undistributed net investment income of:	$1,838	$1,506

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA 0.2%

SOVEREIGN ISSUES 0.2%
Argentine Republic Government International Bond
2.260% due 12/31/2038	EUR	380	$164
2.500% due 12/31/2038		$1,830	666

Total Argentina (Cost $750)			830

AUSTRIA 0.2%

CORPORATE BONDS & NOTES 0.2%
OGX Austria GmbH
8.375% due 04/01/2022		$1,000	837

Total Austria (Cost $1,000)			837

BAHRAIN 0.3%

SOVEREIGN ISSUES 0.3%
Bahrain Government International Bond
5.500% due 03/31/2020		$1,000	1,080

Total Bahrain (Cost $1,016)			1,080

BERMUDA 0.7%

CORPORATE BONDS & NOTES 0.7%
Digicel Group Ltd.
8.250% due 09/30/2020		$900	995
Qtel International Finance Ltd.
4.750% due 02/16/2021		1,400	1,585

Total Bermuda (Cost $2,248)			2,580

BRAZIL 10.6%

CORPORATE BONDS & NOTES 9.2%
Banco BTG Pactual S.A.
5.750% due 09/28/2022		$800	822
Banco do Brasil S.A.
3.875% due 10/10/2022		1,030	1,040
4.500% due 01/22/2015		400	425
4.500% due 01/20/2016	EUR	800	1,127
6.000% due 01/22/2020		$2,620	3,071
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		450	465
Banco Santander Brasil S.A.
4.250% due 01/14/2016		1,300	1,355
4.625% due 02/13/2017		1,400	1,487
Banco Votorantim S.A.
5.250% due 02/11/2016		800	846
BM&FBovespa S.A.
5.500% due 07/16/2020		500	570
Brasil Foods S.A.
5.875% due 06/06/2022		900	994
Braskem America Finance Co.
7.125% due 07/22/2041		1,300	1,375
Braskem Finance Ltd.
5.750% due 04/15/2021		900	952
7.000% due 05/07/2020		1,000	1,133
Caixa Economica Federal
2.375% due 11/06/2017		600	597
3.500% due 11/07/2022		600	611
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		1,850	2,113
CSN Islands Corp.
6.875% due 09/21/2019		1,950	2,193
CSN Resources S.A.
6.500% due 07/21/2020		480	523
Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		900	1,006

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		$900	$924
Petrobras International Finance Co.
5.375% due 01/27/2021		700	791
5.750% due 01/20/2020		5,600	6,398
7.875% due 03/15/2019		1,600	2,005
8.375% due 12/10/2018		900	1,146
QGOG Constellation S.A.
6.250% due 11/09/2019		800	836
Vale Overseas Ltd.
6.875% due 11/21/2036		760	944

			35,749

SOVEREIGN ISSUES 1.4%
Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018		840	999
6.500% due 06/10/2019		1,700	2,091
Brazil Government International Bond
5.625% due 01/07/2041		350	460
7.125% due 01/20/2037		600	921
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2014	BRL	113	57
10.000% due 01/01/2017		1,538	793

			5,321

Total Brazil (Cost $38,148)			41,070

CAYMAN ISLANDS 2.4%

CORPORATE BONDS & NOTES 2.4%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020		$800	893
Baidu, Inc.
3.500% due 11/28/2022		800	805
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		600	681
ENN Energy Holdings Ltd.
6.000% due 05/13/2021		400	462
Hutchison Whampoa International Ltd.
5.750% due 09/11/2019		300	359
7.625% due 04/09/2019		200	259
Interoceanica Finance Ltd.
0.000% due 11/30/2018		136	122
0.000% due 11/30/2025		420	268
0.000% due 05/15/2030		800	357
IPIC GMTN Ltd.
3.125% due 11/15/2015		250	260
5.000% due 11/15/2020		1,000	1,142
Mongolian Mining Corp.
8.875% due 03/29/2017		1,600	1,720
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		1,615	1,821
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		148	135

Total Cayman Islands (Cost $8,400)			9,284

CHILE 1.6%

CORPORATE BONDS & NOTES 1.6%
Banco del Estado de Chile
4.125% due 10/07/2020		$700	767
Banco Santander Chile
3.750% due 09/22/2015		1,300	1,372
3.875% due 09/20/2022		500	513
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		1,000	1,190

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042		$1,400	$1,428
E.CL S.A.
5.625% due 01/15/2021		800	902

			6,172

SOVEREIGN ISSUES 0.0%
Chile Government International Bond
3.625% due 10/30/2042		150	149

Total Chile (Cost $5,786)			6,321

CHINA 0.4%

CORPORATE BONDS & NOTES 0.4%
Sinopec Group Overseas Development Ltd.
3.900% due 05/17/2022		$850	919
4.875% due 05/17/2042		700	805

Total China (Cost $1,545)			1,724

COLOMBIA 2.9%

CORPORATE BONDS & NOTES 1.1%
Ecopetrol S.A.
7.625% due 07/23/2019		$3,400	4,411

SOVEREIGN ISSUES 1.8%
Colombia Government International Bond
6.125% due 01/18/2041		350	482
7.375% due 01/27/2017		2,570	3,184
7.375% due 03/18/2019		1,150	1,518
8.125% due 05/21/2024		300	453
10.375% due 01/28/2033		225	416
11.750% due 02/25/2020		500	811
12.000% due 10/22/2015	COP	457,000	315

			7,179

Total Colombia (Cost $9,876)			11,590

COSTA RICA 0.2%

SOVEREIGN ISSUES 0.2%
Costa Rica Government International Bond
4.250% due 01/26/2023		$800	811

Total Costa Rica (Cost $800)			811

CROATIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Hrvatska Elektroprivreda
6.000% due 11/09/2017		$260	276

Total Croatia (Cost $260)			276

DOMINICAN REPUBLIC 0.1%

CORPORATE BONDS & NOTES 0.1%
Aeropuertos Dominicanos Siglo S.A.
9.250% due 11/13/2019		$500	530

Total Dominican Republic (Cost $500)			530

EL SALVADOR 0.2%

SOVEREIGN ISSUES 0.2%
El Salvador Government International Bond
5.875% due 01/30/2025		$600	609
7.625% due 02/01/2041		160	184
7.650% due 06/15/2035		160	184

Total El Salvador (Cost $963)			977

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GABON 0.2%

SOVEREIGN ISSUES 0.2%
Gabonese Republic
8.200% due 12/12/2017	$500	$611

Total Gabon (Cost $567)		611

GUATEMALA 0.4%

SOVEREIGN ISSUES 0.4%
Guatemala Government Bond
5.750% due 06/06/2022	$860	952
9.250% due 08/01/2013	570	597

Total Guatemala (Cost $1,444)		1,549

HONG KONG 0.7%

CORPORATE BONDS & NOTES 0.7%
CNOOC Finance Ltd.
3.875% due 05/02/2022	$1,000	1,064
5.000% due 05/02/2042	400	465
Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020	950	1,025

Total Hong Kong (Cost $2,338)		2,554

INDIA 0.7%

CORPORATE BONDS & NOTES 0.7%
ICICI Bank Ltd.
4.750% due 11/25/2016	$500	526
Indian Oil Corp. Ltd.
4.750% due 01/22/2015	1,100	1,155
State Bank of India
4.500% due 10/23/2014	850	886
4.500% due 07/27/2015	200	210

Total India (Cost $2,685)		2,777

INDONESIA 5.8%

BANK LOAN OBLIGATIONS 0.0%
Indonesia Government International Bond
1.250% due 12/14/2019	$206	195

CORPORATE BONDS & NOTES 1.5%
Adaro Indonesia PT
7.625% due 10/22/2019	900	1,008
Indosat Palapa Co. BV
7.375% due 07/29/2020	100	114
Majapahit Holding BV
7.250% due 06/28/2017	700	833
7.750% due 01/20/2020	1,540	1,944
Pertamina Persero PT
6.000% due 05/03/2042	1,500	1,697
Perusahaan Listrik Negara PT
5.500% due 11/22/2021	300	341

		5,937

SOVEREIGN ISSUES 4.3%
Indonesia Government International Bond
6.625% due 02/17/2037	100	135
6.875% due 03/09/2017	3,200	3,832
6.875% due 01/17/2018	2,600	3,185
7.250% due 04/20/2015	1,700	1,921
7.500% due 01/15/2016	100	117
7.750% due 01/17/2038	100	151

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
11.625% due 03/04/2019		$4,800	$7,284

			16,625

Total Indonesia (Cost $19,626)			22,757

IRELAND 4.9%

CORPORATE BONDS & NOTES 4.9%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$1,800	2,338
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017		600	628
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022		300	303
6.604% due 02/03/2021		1,300	1,531
Rosneft Oil Co. via Rosneft International Finance Ltd.
3.149% due 03/06/2017		400	407
4.199% due 03/06/2022		1,070	1,091
RZD Capital Ltd.
5.739% due 04/03/2017		5,300	5,949
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016		300	325
7.748% due 02/02/2021		500	579
9.125% due 04/30/2018		500	608
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		500	549
5.450% due 11/22/2017		700	780
6.025% due 07/05/2022		2,580	3,012
6.800% due 11/22/2025		500	615
6.902% due 07/09/2020		200	245

Total Ireland (Cost $16,739)			18,960

ISRAEL 0.1%

CORPORATE BONDS & NOTES 0.1%
Israel Electric Corp. Ltd.
7.250% due 01/15/2019		$300	326

Total Israel (Cost $322)			326

ITALY 0.5%

SOVEREIGN ISSUES 0.5%
Italy Buoni Poliennali Del Tesoro
3.500% due 11/01/2017	EUR	1,200	1,601
4.750% due 09/15/2016		200	282

Total Italy (Cost $1,806)			1,883

KAZAKHSTAN 2.8%

CORPORATE BONDS & NOTES 2.8%
Intergas Finance BV
6.375% due 05/14/2017		$300	344
KazMunayGas National Co.
7.000% due 05/05/2020		5,200	6,500
9.125% due 07/02/2018		2,500	3,316
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		859	894

Total Kazakhstan (Cost $9,535)			11,054

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 6.7%

CORPORATE BONDS & NOTES 6.7%
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		$1,800	$1,849
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		1,800	1,933
5.999% due 01/23/2021		3,200	3,709
6.212% due 11/22/2016		330	371
6.510% due 03/07/2022		750	898
8.625% due 04/28/2034		1,360	1,964
9.250% due 04/23/2019		2,700	3,588
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		272	307
Gazprom OAO Via Gazstream S.A.
5.625% due 07/22/2013		15	15
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		1,220	1,315
6.299% due 05/15/2017		1,640	1,820
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		1,200	1,315
5.499% due 07/07/2015		1,700	1,846
5.717% due 06/16/2021		600	673
6.125% due 02/07/2022		2,900	3,320
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		1,200	1,320

Total Luxembourg (Cost $24,387)			26,243

		SHARES
MEXICO 12.4%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (a)		5,259	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 9.1%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	479
Banco Mercantil del Norte S.A.
6.862% due 10/13/2021		$1,800	1,957
BBVA Bancomer S.A.
4.500% due 03/10/2016		840	897
6.500% due 03/10/2021		1,400	1,561
6.750% due 09/30/2022		900	1,015
Comision Federal de Electricidad
4.875% due 05/26/2021		900	1,028
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014		1,300	1,385
9.250% due 06/30/2020		200	217
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015		670	680
9.750% due 03/25/2020		125	136
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018 ^		44	5
Pemex Project Funding Master Trust
5.750% due 03/01/2018		3,400	3,986
6.625% due 06/15/2038		700	891
Petroleos Mexicanos
4.875% due 01/24/2022		3,300	3,732
5.500% due 01/21/2021		1,050	1,232
5.500% due 06/27/2044		730	805
6.500% due 06/02/2041		8,250	10,395
8.000% due 05/03/2019		3,000	3,937
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020		1,100	1,051

			35,389

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.3%
Mexico Government International Bond
4.250% due 07/14/2017	EUR	2,000	$2,959
4.750% due 03/08/2044		$100	113
5.500% due 02/17/2020	EUR	200	320
5.750% due 10/12/2110		$700	847
6.050% due 01/11/2040		850	1,144
6.750% due 09/27/2034		1,644	2,376
7.250% due 12/15/2016	MXN	8,600	719
7.500% due 04/08/2033		$2,460	3,788
9.500% due 12/18/2014	MXN	6,436	543

			12,809

Total Mexico (Cost $41,968)			48,198

MONGOLIA 0.4%

SOVEREIGN ISSUES 0.4%
Mongolia Government International Bond
4.125% due 01/05/2018		$1,000	993
5.125% due 12/05/2022		730	719

Total Mongolia (Cost $1,718)			1,712

MOROCCO 0.3%

SOVEREIGN ISSUES 0.3%
Morocco Government International Bond
4.250% due 12/11/2022		$1,100	1,114

Total Morocco (Cost $1,092)			1,114

NETHERLANDS 1.2%

CORPORATE BONDS & NOTES 1.2%
Indo Energy Finance BV
7.000% due 05/07/2018		$500	527
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		300	365
6.950% due 07/10/2042		500	630
7.000% due 05/11/2016		1,000	1,144
KazMunayGas National Co.
11.750% due 01/23/2015		500	599
Majapahit Holding BV
7.875% due 06/29/2037		700	968
Zhaikmunai LLP
7.125% due 11/13/2019		300	315

Total Netherlands (Cost $4,026)			4,548

PANAMA 1.2%

CORPORATE BONDS & NOTES 0.2%
AES El Salvador Trust
6.750% due 02/01/2016		$700	726

SOVEREIGN ISSUES 1.0%
Panama Government International Bond
8.875% due 09/30/2027		780	1,273
9.375% due 04/01/2029		1,553	2,664

			3,937

Total Panama (Cost $3,660)			4,663

PERU 1.0%

SOVEREIGN ISSUES 1.0%
Peru Government International Bond
7.350% due 07/21/2025		$1,250	1,818
8.750% due 11/21/2033		1,094	1,906

Total Peru (Cost $2,697)			3,724

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PHILIPPINES 1.1%

CORPORATE BONDS & NOTES 0.5%
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024		$1,300	$1,823

SOVEREIGN ISSUES 0.6%
Philippines Government International Bond
6.375% due 10/23/2034		100	141
7.500% due 09/25/2024		350	501
7.750% due 01/14/2031		400	615
8.375% due 06/17/2019		300	415
9.500% due 02/02/2030		400	695
9.875% due 01/15/2019		100	145

			2,512

Total Philippines (Cost $3,785)			4,335

POLAND 0.5%

CORPORATE BONDS & NOTES 0.1%
Ciech Group Financing AB
9.500% due 11/30/2019	EUR	200	290

SOVEREIGN ISSUES 0.4%
Poland Government International Bond
6.375% due 07/15/2019		$1,400	1,751

Total Poland (Cost $1,655)			2,041

QATAR 1.1%

CORPORATE BONDS & NOTES 0.9%
Nakilat, Inc.
6.067% due 12/31/2033		$100	122
Qatari Diar Finance QSC
3.500% due 07/21/2015		1,300	1,368
5.000% due 07/21/2020		100	117
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		1,196	1,349
5.838% due 09/30/2027		350	435
6.332% due 09/30/2027		250	321

			3,712

SOVEREIGN ISSUES 0.2%
Qatar Government International Bond
4.000% due 01/20/2015		200	211
5.250% due 01/20/2020		500	599
6.400% due 01/20/2040		100	140

			950

Total Qatar (Cost $4,034)			4,662

RUSSIA 4.3%

CORPORATE BONDS & NOTES 0.5%
ALROSA Finance S.A.
7.750% due 11/03/2020		$1,100	1,282
SCF Capital Ltd.
5.375% due 10/27/2017		700	720

			2,002

SOVEREIGN ISSUES 3.8%
Russia Government International Bond
3.250% due 04/04/2017		400	426
4.500% due 04/04/2022		2,200	2,525
5.625% due 04/04/2042		1,800	2,241

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 03/31/2030		$7,416	$9,539

			14,731

Total Russia (Cost $14,050)			16,733

SENEGAL 0.1%

SOVEREIGN ISSUES 0.1%
Senegal Government International Bond
8.750% due 05/13/2021		$200	238

Total Senegal (Cost $217)			238

SERBIA 0.2%

SOVEREIGN ISSUES 0.2%
Republic of Serbia
5.250% due 11/21/2017		$600	625

Total Serbia (Cost $595)			625

SINGAPORE 0.1%

CORPORATE BONDS & NOTES 0.1%
Sigma Capital Pte. Ltd.
9.000% due 04/30/2015		$400	426

Total Singapore (Cost $420)			426

SOUTH AFRICA 1.1%

CORPORATE BONDS & NOTES 0.5%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$500	517
6.500% due 04/15/2040		100	103
Transnet SOC Ltd.
4.000% due 07/26/2022		1,400	1,412

			2,032

SOVEREIGN ISSUES 0.6%
South Africa Government International Bond
5.875% due 05/30/2022		1,030	1,281
6.875% due 05/27/2019		500	630
7.250% due 01/15/2020	ZAR	2,500	311
8.250% due 09/15/2017		1,000	130

			2,352

Total South Africa (Cost $4,024)			4,384

SOUTH KOREA 1.7%

CORPORATE BONDS & NOTES 1.5%
Export-Import Bank of Korea
2.110% due 03/21/2015		$2,000	1,994
5.125% due 06/29/2020		100	115
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		900	969
Korea Development Bank
3.000% due 09/14/2022		500	499
5.750% due 09/10/2013		15	16
Korea Electric Power Corp.
3.000% due 10/05/2015		600	627
Korea Exchange Bank
4.875% due 01/14/2016		100	109
Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022		200	197
3.125% due 09/16/2015		800	837
6.250% due 06/17/2014		300	322

			5,685

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%
Korea Housing Finance Corp.
4.125% due 12/15/2015		$800	$867

Total South Korea (Cost $6,310)			6,552

SPAIN 2.8%

SOVEREIGN ISSUES 2.8%
Autonomous Community of Madrid Spain
4.200% due 09/24/2014	EUR	400	515
4.305% due 03/06/2014		300	397
Spain Government International Bond
3.250% due 04/30/2016		200	262
3.750% due 10/31/2015		600	798
3.800% due 01/31/2017		3,200	4,220
4.250% due 10/31/2016		2,700	3,629
5.500% due 07/30/2017		700	980

Total Spain (Cost $10,391)			10,801

SRI LANKA 0.2%

SOVEREIGN ISSUES 0.2%
Sri Lanka Government International Bond
6.250% due 07/27/2021		$568	622

Total Sri Lanka (Cost $568)			622

TRINIDAD AND TOBAGO 0.5%

CORPORATE BONDS & NOTES 0.5%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$1,346	1,491
9.750% due 08/14/2019		500	669

Total Trinidad and Tobago (Cost $1,904)			2,160

TURKEY 7.5%

CORPORATE BONDS & NOTES 0.8%
Export Credit Bank of Turkey
5.875% due 04/24/2019		$400	457
Turkiye Garanti Bankasi A/S
2.819% due 04/20/2016		1,400	1,396
4.000% due 09/13/2017		1,100	1,137

			2,990

SOVEREIGN ISSUES 6.7%
Turkey Government International Bond
6.000% due 01/14/2041		1,000	1,251
6.750% due 05/30/2040		2,600	3,539
7.000% due 03/11/2019		6,575	8,201
7.250% due 03/05/2038		700	992
7.500% due 07/14/2017		4,300	5,250
7.500% due 11/07/2019		4,000	5,184
8.000% due 02/14/2034		1,100	1,653

			26,070

Total Turkey (Cost $25,149)			29,060

UNITED ARAB EMIRATES 0.5%

CORPORATE BONDS & NOTES 0.2%
Dolphin Energy Ltd.
5.888% due 06/15/2019		$227	256
DP World Ltd.
6.850% due 07/02/2037		600	706

			962

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.3%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019		$900	$1,157

Total United Arab Emirates (Cost $1,644)			2,119

UNITED KINGDOM 0.3%

CORPORATE BONDS & NOTES 0.3%
Barclays Bank PLC
10.179% due 06/12/2021		$520	711
HBOS PLC
6.750% due 05/21/2018		400	432

Total United Kingdom (Cost $920)			1,143

UNITED STATES 1.3%

BANK LOAN OBLIGATIONS 0.0%
Petroleum Export Ltd.
3.889% due 03/15/2013		$78	73

CORPORATE BONDS & NOTES 0.8%
American International Group, Inc.
8.175% due 05/15/2068		900	1,177
8.625% due 05/22/2068	GBP	100	199
CEDC Finance Corp. International, Inc.
9.125% due 12/01/2016		$200	122
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020		400	489
Gerdau Holdings, Inc.
7.000% due 01/20/2020		800	934
Southern Copper Corp.
5.250% due 11/08/2042		300	301

			3,222

MORTGAGE-BACKED SECURITIES 0.3%
American Home Mortgage Investment Trust
2.010% due 09/25/2045		20	19
Banc of America Commercial Mortgage Trust
5.685% due 06/10/2049		200	233
5.729% due 02/10/2051		200	237
Banc of America Large Loan, Inc.
2.509% due 11/15/2015		458	458
Banc of America Mortgage Trust
3.006% due 02/25/2036		8	7
Bear Stearns Adjustable Rate Mortgage Trust
2.851% due 01/25/2035		7	6
3.099% due 05/25/2047 ^		51	41
Citigroup Mortgage Loan Trust, Inc.
3.091% due 09/25/2037 ^		96	73
GSR Mortgage Loan Trust
2.774% due 01/25/2036		21	18
Morgan Stanley Mortgage Loan Trust
2.514% due 06/25/2036		9	8
WaMu Mortgage Pass-Through Certificates
2.685% due 02/25/2037		66	53
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 07/25/2036 ^		23	20

			1,173

U.S. GOVERNMENT AGENCIES 0.1%
Federal Home Loan Bank
4.125% due 12/13/2019 (d)		250	297
Freddie Mac
5.683% due 03/01/2036		130	141

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Israel Government AID Bond
5.500% due 04/26/2024	$100	$132

		570

U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Bonds
9.875% due 11/15/2015 (e)	189	240
U.S. Treasury Notes
1.875% due 06/30/2015 (d)(e)	120	125
2.375% due 08/31/2014 (e)	100	103

		468

Total United States (Cost $4,699)		5,506

URUGUAY 0.4%

SOVEREIGN ISSUES 0.4%
Uruguay Government International Bond
7.625% due 03/21/2036	$400	622
8.000% due 11/18/2022	600	874

Total Uruguay (Cost $1,052)		1,496

VENEZUELA 11.8%

CORPORATE BONDS & NOTES 5.6%
Petroleos de Venezuela S.A.
4.900% due 10/28/2014	$3,400	3,259
5.000% due 10/28/2015	1,540	1,421
5.250% due 04/12/2017	5,184	4,549
5.375% due 04/12/2027	2,150	1,516
5.500% due 04/12/2037	2,840	1,959
8.500% due 11/02/2017	9,310	9,217

		21,921

SOVEREIGN ISSUES 6.2%
Venezuela Government International Bond
7.000% due 03/31/2038	300	242
7.650% due 04/21/2025	1,800	1,593
7.750% due 10/13/2019	6,820	6,462
8.250% due 10/13/2024	8,900	8,232
9.000% due 05/07/2023	1,500	1,462
9.250% due 05/07/2028	4,440	4,396
9.375% due 01/13/2034	1,630	1,622

		24,009

Total Venezuela (Cost $37,851)		45,930

VIRGIN ISLANDS (BRITISH) 2.7%

CORPORATE BONDS & NOTES 2.7%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	$2,150	2,115
GTL Trade Finance, Inc.
7.250% due 10/20/2017	1,500	1,740
TNK-BP Finance S.A.
6.625% due 03/20/2017	1,700	1,942
7.500% due 07/18/2016	3,300	3,837
7.875% due 03/13/2018	600	731

Total Virgin Islands (British) (Cost $9,405)		10,365

ZAMBIA 0.1%

SOVEREIGN ISSUES 0.1%
Zambia Government International Bond
5.375% due 09/20/2022	$500	500

Total Zambia (Cost $491)		500

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.4%

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 01/02/2013	$366	$366

(Dated 12/31/2012. Collateralized by Fannie Mae 2.060% due 10/17/2022 valued at $375. Repurchase proceeds are $366.)

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (b) 1.3%
PIMCO Short-Term Floating NAV Portfolio	492,824	$4,932

Total Short-Term Instruments (Cost $5,297)		5,298

Total Investments 98.9% (Cost $340,363)		$385,579

Written Options (g) (0.0%) (Premiums $53)		(12)

Other Assets and Liabilities (Net) 1.1%		4,469

Net Assets 100.0%		$390,036

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Non-income producing security.
(b)	Affiliated to the Portfolio.
(c)	Cash of $157 has been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
5-Year Deliverable Interest Rate Swap March Futures	Short	03/2013	4	$(1)
90-Day Eurodollar June Futures	Long	06/2013	35	22
U.S. Treasury 10-Year Note March Futures	Long	03/2013	48	(3)
U.S. Treasury 30-Year Bond March Futures	Long	03/2013	18	(48)

				$(30)

(d)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $260 and cash of $144 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	2.250%	06/20/2022	$	12,400	$(587)	$(500)

(e)	Securities with an aggregate market value of $295 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.
(f)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BRC	1.000%	01/20/2013	0.298%	$	700	$1	$0	$1
Brazil Government International Bond	CBK	1.000%	03/20/2016	0.715%		200	2	(1)	3
Brazil Government International Bond	CBK	1.000%	03/20/2021	1.380%		1,300	(37)	(58)	21
Brazil Government International Bond	DUB	1.000%	09/20/2013	0.297%		2,600	15	17	(2)
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.648%		300	3	(4)	7
Brazil Government International Bond	JPM	1.000%	12/20/2019	1.294%		1,000	(18)	(37)	19
Brazil Government International Bond	MYC	1.000%	03/20/2016	0.715%		3,800	36	(38)	74
Brazil Government International Bond	MYC	2.100%	08/20/2016	0.804%		250	14	0	14
China Government International Bond	CBK	1.000%	12/20/2016	0.453%		100	2	(5)	7
China Government International Bond	DUB	1.000%	12/20/2016	0.453%		500	11	(23)	34
China Government International Bond	FBF	1.000%	12/20/2016	0.453%		300	7	(15)	22
China Government International Bond	JPM	1.000%	12/20/2016	0.453%		400	8	(20)	28
China Government International Bond	MYC	1.000%	12/20/2016	0.453%		1,200	26	(56)	82
China Government International Bond	RYL	1.000%	06/20/2016	0.376%		600	13	6	7

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Egypt Government International Bond	DUB	1.000%	12/20/2015	4.302%	$	600	$(55)	$(38)	$(17)
Egypt Government International Bond	DUB	1.000%	06/20/2016	4.494%		100	(11)	(9)	(2)
Egypt Government International Bond	GST	1.000%	06/20/2015	4.042%		100	(7)	(7)	0
Egypt Government International Bond	HUS	1.000%	06/20/2015	4.042%		100	(7)	(7)	0
Egypt Government International Bond	HUS	1.000%	06/20/2016	4.494%		200	(22)	(20)	(2)
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	03/20/2016	0.437%		100	2	(1)	3
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	03/20/2016	0.437%		100	2	(1)	3
Emirate of Abu Dhabi Government International Bond	UAG	1.000%	03/20/2016	0.437%		400	8	0	8
Export-Import Bank of China	BRC	1.000%	09/20/2017	0.806%		550	6	(19)	25
Export-Import Bank of China	FBF	1.000%	12/20/2016	0.636%		200	3	(19)	22
Indonesia Government International Bond	BRC	2.320%	12/20/2016	0.936%		1,000	55	0	55
Indonesia Government International Bond	FBF	1.000%	06/20/2021	1.826%		2,900	(178)	(188)	10
Indonesia Government International Bond	JPM	1.000%	03/20/2015	0.511%		2,375	27	(92)	119
Indonesia Government International Bond	UAG	1.000%	03/20/2015	0.511%		375	4	(15)	19
Indonesia Government International Bond	UAG	1.000%	06/20/2021	1.826%		100	(7)	(7)	0
Italy Government International Bond	BOA	1.000%	12/20/2013	1.340%		200	(1)	(1)	0
Italy Government International Bond	BOA	1.000%	12/20/2017	2.768%		300	(24)	(29)	5
Italy Government International Bond	BPS	1.000%	09/20/2017	2.711%		800	(59)	(78)	19
Italy Government International Bond	CBK	1.000%	09/20/2017	2.711%		3,100	(228)	(291)	63
Mexico Government International Bond	BRC	1.000%	12/20/2014	0.427%		300	4	(10)	14
Mexico Government International Bond	HUS	1.000%	03/20/2021	1.274%		800	(17)	(37)	20
Peru Government International Bond	BOA	1.000%	06/20/2016	0.666%		700	8	(18)	26
Peru Government International Bond	FBF	1.000%	06/20/2016	0.666%		2,200	26	(60)	86
Peru Government International Bond	HUS	1.000%	06/20/2016	0.666%		4,300	51	(109)	160
Petrobras International Finance Co.	DUB	1.000%	09/20/2013	0.543%		2,200	8	0	8
Petrobras International Finance Co.	DUB	1.000%	09/20/2014	0.928%		1,500	2	(11)	13
Petrobras International Finance Co.	HUS	1.000%	09/20/2015	1.088%		300	(1)	(10)	9
Petrobras International Finance Co.	JPM	1.000%	09/20/2015	1.088%		300	(1)	(9)	8
Petrobras International Finance Co.	MYC	1.000%	09/20/2015	1.088%		1,000	(2)	(34)	32
Philippines Government International Bond	CBK	1.770%	12/20/2017	0.999%		700	27	0	27
Philippines Government International Bond	CBK	2.730%	03/20/2018	1.058%		1,400	120	0	120
Philippines Government International Bond	CBK	2.770%	06/20/2018	1.118%		2,000	176	0	176
Philippines Government International Bond	MYC	2.440%	09/20/2017	0.931%		800	56	0	56
Philippines Government International Bond	UAG	1.000%	03/20/2015	0.356%		9,950	146	(290)	436
Qatar Government International Bond	BOA	1.000%	03/20/2016	0.443%		500	9	0	9
Qatar Government International Bond	DUB	1.000%	03/20/2016	0.443%		100	2	(1)	3
Sberbank of Russia Via SB Capital S.A.	MYC	1.000%	03/20/2013	0.285%		700	1	1	0
Spain Government International Bond	JPM	1.000%	12/20/2013	1.510%		200	0	(1)	1
Turkey Government International Bond	DUB	1.000%	06/20/2021	1.705%		100	(5)	(9)	4
Urbi Desarrollos Urbanos S.A.B. de C.V.	DUB	5.000%	03/20/2016	5.689%		300	(39)	(12)	(27)

							$162	$(1,666)	$1,828

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015	$	8,600	$665	$714	$(49)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		3,900	357	491	(134)
CDX.EM-15 5-Year Index	UAG	5.000%	06/20/2016		2,500	261	230	31
CDX.EM-16 5-Year Index	CBK	5.000%	12/20/2016		200	23	16	7
CDX.EM-18 5-Year Index	BPS	5.000%	12/20/2017		100	14	14	0
CDX.EM-18 5-Year Index	BRC	5.000%	12/20/2017		300	41	40	1

						$1,361	$1,505	$(144)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS	BRL	61,900	$1,425	$(24)	$1,449
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		5,100	110	13	97
Pay	1-Year BRL-CDI	12.455%	01/02/2013	BRC		27,900	536	(4)	540
Pay	1-Year BRL-CDI	11.820%	01/02/2014	JPM		60,900	2,126	(191)	2,317
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HUS		11,700	429	(14)	443
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC	MXN	41,100	45	45	0
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		31,322	34	3	31
Pay	28-Day MXN-TIIE	8.950%	02/19/2019	JPM		11,000	160	0	160

							$4,865	$(172)	$5,037

(g)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	0.750%	03/18/2013	$	3,200	$7	$(3)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		3,200	8	(1)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		4,200	9	(4)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		4,200	11	(1)

								$35	$(9)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	$800	$10	$(1)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	800	8	(2)

						$18	$(3)

Transactions in written call and put options for the period ended December 31, 2012:

	Notional Amount	Premium
Balance at 12/31/2011	$24,500	$166
Sales	43,000	107
Closing Buys	(38,400)	(189)
Expirations	0	0
Exercised	(12,700)	(31)

Balance at 12/31/2012	$16,400	$53

(h)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	BRL	4,055	$	1,952	FBF	$0	$(30)	$(30)
01/2013	EUR	4,762		6,142	BPS	0	(144)	(144)
01/2013		200		259	BRC	0	(5)	(5)
01/2013		772		985	DUB	0	(35)	(35)
01/2013		293		379	FBF	0	(8)	(8)
01/2013		28		36	HUS	0	(1)	(1)
01/2013		626		803	JPM	0	(24)	(24)
01/2013		1,299		1,662	MSC	0	(53)	(53)
01/2013		2,220		2,864	RBC	0	(66)	(66)
01/2013		2,204		2,814	RYL	0	(95)	(95)
01/2013		3,292		4,293	UAG	0	(52)	(52)
01/2013	JPY	30,597		359	MSC	6	0	6
01/2013		29,838		350	UAG	5	0	5
01/2013	$	1,985	BRL	4,055	FBF	0	(4)	(4)
01/2013		555	EUR	419	FBF	0	(2)	(2)
01/2013		1,376	INR	76,598	JPM	17	0	17
01/2013		442	TRY	814	JPM	12	0	12
01/2013	ZAR	3,433	$	388	JPM	0	(15)	(15)
02/2013	CNY	9,584		1,504	JPM	0	(19)	(19)
02/2013		14,887		2,300	MSC	0	(66)	(66)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
02/2013	$	169	BRL	362	DUB	$7	$0	$7
02/2013		1,942		4,055	FBF	31	0	31
02/2013		38		77	HUS	0	0	0
02/2013		7,392	CNY	46,595	UAG	15	0	15
04/2013	MXN	5,999	$	458	DUB	0	(2)	(2)
04/2013		16,569		1,268	JPM	0	(3)	(3)
04/2013	$	23	MXN	300	DUB	0	0	0

						$93	$(624)	$(531)

(i)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Argentina
Sovereign Issues	$0	$830	$0	$830
Austria
Corporate Bonds & Notes	0	837	0	837
Bahrain
Sovereign Issues	0	1,080	0	1,080
Bermuda
Corporate Bonds & Notes	0	2,580	0	2,580
Brazil
Corporate Bonds & Notes	0	35,749	0	35,749
Sovereign Issues	0	5,321	0	5,321
Cayman Islands
Corporate Bonds & Notes	0	8,402	882	9,284
Chile
Corporate Bonds & Notes	0	6,172	0	6,172
Sovereign Issues	0	149	0	149
China
Corporate Bonds & Notes	0	1,724	0	1,724
Colombia
Corporate Bonds & Notes	0	4,411	0	4,411
Sovereign Issues	0	7,179	0	7,179
Costa Rica
Sovereign Issues	0	811	0	811
Croatia
Corporate Bonds & Notes	0	276	0	276
Dominican Republic
Corporate Bonds & Notes	0	530	0	530
El Salvador
Sovereign Issues	0	977	0	977
Gabon
Sovereign Issues	0	611	0	611
Guatemala
Sovereign Issues	0	1,549	0	1,549
Hong Kong
Corporate Bonds & Notes	0	2,554	0	2,554
India
Corporate Bonds & Notes	0	2,777	0	2,777
Indonesia
Bank Loan Obligations	0	195	0	195
Corporate Bonds & Notes	0	5,937	0	5,937
Sovereign Issues	0	16,625	0	16,625
Ireland
Corporate Bonds & Notes	0	18,960	0	18,960
Israel
Corporate Bonds & Notes	0	326	0	326
Italy
Sovereign Issues	0	1,883	0	1,883
Kazakhstan
Corporate Bonds & Notes	0	11,054	0	11,054
Luxembourg
Corporate Bonds & Notes	0	26,243	0	26,243

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Mexico
Common Stocks	$0	$0	$0	$0
Corporate Bonds & Notes	0	35,389	0	35,389
Sovereign Issues	0	12,809	0	12,809
Mongolia
Sovereign Issues	0	1,712	0	1,712
Morocco
Sovereign Issues	0	1,114	0	1,114
Netherlands
Corporate Bonds & Notes	0	4,548	0	4,548
Panama
Corporate Bonds & Notes	0	726	0	726
Sovereign Issues	0	3,937	0	3,937
Peru
Sovereign Issues	0	3,724	0	3,724
Philippines
Corporate Bonds & Notes	0	1,823	0	1,823
Sovereign Issues	0	2,512	0	2,512
Poland
Corporate Bonds & Notes	0	290	0	290
Sovereign Issues	0	1,751	0	1,751
Qatar
Corporate Bonds & Notes	0	3,712	0	3,712
Sovereign Issues	0	950	0	950
Russia
Corporate Bonds & Notes	0	2,002	0	2,002
Sovereign Issues	0	14,731	0	14,731
Senegal
Sovereign Issues	0	238	0	238
Serbia
Sovereign Issues	0	625	0	625
Singapore
Corporate Bonds & Notes	0	426	0	426
South Africa
Corporate Bonds & Notes	0	2,032	0	2,032
Sovereign Issues	0	2,352	0	2,352
South Korea
Corporate Bonds & Notes	0	5,685	0	5,685
Sovereign Issues	0	867	0	867
Spain
Sovereign Issues	0	10,801	0	10,801
Sri Lanka
Sovereign Issues	0	622	0	622
Trinidad and Tobago
Corporate Bonds & Notes	0	2,160	0	2,160
Turkey
Corporate Bonds & Notes	0	2,990	0	2,990
Sovereign Issues	0	26,070	0	26,070
United Arab Emirates
Corporate Bonds & Notes	0	962	0	962
Sovereign Issues	0	1,157	0	1,157
United Kingdom
Corporate Bonds & Notes	0	1,143	0	1,143

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
United States
Bank Loan Obligations	$0	$73	$0	$73
Corporate Bonds & Notes	0	3,222	0	3,222
Mortgage-Backed Securities	0	1,173	0	1,173
U.S. Government Agencies	0	570	0	570
U.S. Treasury Obligations	0	468	0	468
Uruguay
Sovereign Issues	0	1,496	0	1,496
Venezuela
Corporate Bonds & Notes	0	21,921	0	21,921
Sovereign Issues	0	24,009	0	24,009
Virgin Islands (British)
Corporate Bonds & Notes	0	10,365	0	10,365
Zambia
Sovereign Issues	0	500	0	500
Short-Term Instruments
Repurchase Agreements	0	366	0	366
Central Funds Used for Cash Management Purposes	4,932	0	0	4,932
	$4,932	$379,765	$882	$385,579

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Financial Derivative Instruments - Assets
Credit Contracts	$0	$1,917	$0	$1,917
Foreign Exchange Contracts	0	93	0	93
Interest Rate Contracts	22	5,037	0	5,059
	$22	$7,047	$0	$7,069

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(206)	(27)	(233)
Foreign Exchange Contracts	0	(624)	0	(624)
Interest Rate Contracts	(52)	(509)	(3)	(564)
	$(52)	$(1,339)	$(30)	$(1,421)

Totals	$4,902	$385,473	$852	$391,227

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (3)
Investments, at value
Cayman Islands
Corporate Bonds & Notes	$754	$0	$(65)	$34	$14	$145	$0	$0	$882	$143
Mexico
Bank Loan Obligations	597	0	(600)	0	0	3	0	0	0	0
Common Stocks	2	0	0	0	0	(2)	0	0	0	(2)

	$1,353	$0	$(665)	$34	$14	$146	$0	$0	$882	$141

Financial Derivative Instruments - Liabilities
Credit Contracts	5	0	0	0	0	(32)	0	0	(27)	(32)
Interest Rate Contracts	(7)	0	0	0	0	4	0	0	(3)	4

	$(2)	$0	$0	$0	$0	$(28)	$0	$0	$(30)	$(28)

Totals	$1,351	$0	$(665)	$34	$14	$118	$0	$0	$852	$113

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Cayman Islands
Corporate Bonds & Notes	$882	Benchmark Pricing	Base Price	45.00-91.00
Mexico
Common Stocks	0	Other Valuation Techniques (4)	—	—

Financial Derivative Instruments - Liabilities
Credit Contracts	(27)	Indicative Market Quotations	Broker Quote	(13.05)
Interest Rate Contracts	(3)	Indicative Market Quotations	Broker Quote	0.20-0.24

Total	$852

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(4)	Includes valuation techniques not defined in the Notes to Financial Statements as the securities valued using such techniques are not considered significant to the Portfolio.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

December 31, 2012

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$48	$48
Unrealized appreciation on foreign currency contracts	0	0	0	93	0	93
Unrealized appreciation on OTC swap agreements	0	1,917	0	0	5,037	6,954

	$0	$1,917	$0	$93	$5,085	$7,095

Liabilities:
Written options outstanding	$0	$0	$0	$0	$12	$12
Variation margin payable on financial derivative instruments (2)	0	0	0	0	23	23
Unrealized depreciation on foreign currency contracts	0	0	0	624	0	624
Unrealized depreciation on OTC swap agreements	0	233	0	0	0	233

	$0	$233	$0	$624	$35	$892

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(24)	$(16)	$(40)
Net realized gain on futures contracts	0	0	0	0	824	824
Net realized gain on written options	0	0	0	0	188	188
Net realized gain (loss) on swaps	0	1,730	0	0	(381)	1,349
Net realized gain on foreign currency transactions	0	0	0	175	0	175

	$0	$1,730	$0	$151	$615	$2,496

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$23	$6	$29
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(192)	(192)
Net change in unrealized (depreciation) on written options	0	0	0	0	(101)	(101)
Net change in unrealized appreciation on swaps	0	1,827	0	0	2,104	3,931
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(563)	0	(563)

	$0	$1,827	$0	$(540)	$1,817	$3,104

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(30) and open centrally cleared swaps cumulative (depreciation) of $(500) as reported in the Notes to Schedule of Investments.

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(7)	$0	$(7)
BPS	1,236	(1,440)	(204)
BRC	682	(540)	142
CBK	440	(420)	20
DUB	(107)	70	(37)
FBF	(160)	225	65
GST	(7)	0	(7)
HUS	1,133	(1,060)	73
JPM	2,382	(2,460)	(78)
MSC	(114)	0	(114)
MYC	134	(145)	(11)
RBC	(66)	0	(66)
RYL	(82)	0	(82)
UAG	381	(540)	(159)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative

22	PIMCO VARIABLE INSURANCE TRUST

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instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair

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Notes to Financial Statements (Cont.)

market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments.

Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

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Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how

26	PIMCO VARIABLE INSURANCE TRUST

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financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (Cont.)

exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options,

may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly

ANNUAL REPORT	DECEMBER 31, 2012	31

Notes to Financial Statements (Cont.)

supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$24,050	$103,365	$(122,500)	$18	$(1)	$4,932	$65	$0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$128,766	$67,296

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	28	$424	0	$0
Administrative Class	5,183	75,076	9,017	123,133
Advisor Class	2,378	34,926	1,404	19,191
Issued as reinvestment of distributions
Institutional Class	0	2	0	0
Administrative Class	1,072	15,674	1,192	16,263
Advisor Class	122	1,791	97	1,321
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(5,293)	(76,969)	(11,023)	(150,716)
Advisor Class	(1,124)	(16,349)	(1,366)	(18,596)
Net increase (decrease) resulting from Portfolio share transactions	2,366	$34,575	(679)	$(9,404)

ANNUAL REPORT	DECEMBER 31, 2012	33

Notes to Financial Statements (Cont.)

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 70% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 57% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$2,129	$2,661	$51,623	$(786)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$340,384	$45,834	$(639)	$45,195

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$17,468	$—	$—
12/31/2011	$17,602	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

ANNUAL REPORT	DECEMBER 31, 2012	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Emerging Markets Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

36	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	TRY	Turkish New Lira
CNY	Chinese Renminbi	INR	Indian Rupee	USD (or $)	United States Dollar
COP	Colombian Peso	JPY	Japanese Yen	ZAR	South African Rand
EUR	Euro	MXN	Mexican Peso

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
AID	Agency International Development	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate

ANNUAL REPORT	DECEMBER 31, 2012	37

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

38	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2012	39

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

40	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2012	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

ANNUAL REPORT	DECEMBER 31, 2012	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

46	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT13AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Emerging Markets Bond Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	36
Glossary	37
Federal Income Tax Information	38
Management of the Trust	39
Privacy Policy	41
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	42

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

Mexico	12.5%
Venezuela	11.9%
Brazil	10.7%
Turkey	7.5%
Luxembourg	6.8%
Indonesia	5.9%
Short-Term Instruments	1.4%
Other	43.3%
‡	% of Total Investments as of 12/31/12

Cumulative Total Return for the period ended December 31, 2012
Class Inception (04/30/2012)
PIMCO Emerging Markets Bond Portfolio Institutional Class	9.91%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	11.09%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.85% for Institutional Class shares.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,096.90	$1,020.86
Expenses Paid During Period†	$4.48	$4.32
Net Annualized Expense Ratio	0.85%	0.85%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar.

»	An underweight to Argentina benefited performance as the Argentine sub-index underperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to Malaysia benefited performance as the Malaysia sub-index underperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to Lebanon benefited performance as the Lebanon sub-index underperformed the Portfolio’s benchmark index during the reporting period.

»	An out-of-benchmark allocation to Brazil local rates benefited performance as yields in Brazil rallied during the reporting period.

»

An out-of-benchmark allocation to emerging market corporates detracted from relative performance as the JPMorgan Corporate Emerging Markets Bond Index (CEMBI) Diversified underperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to Hungary and Turkey detracted from relative performance as the Hungary and Turkey sub-indexes outperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to Ivory Coast detracted from relative performance as the Ivory Coast sub-index outperformed the Portfolio’s benchmark index during the reporting period.

»	An out-of-benchmark allocation to emerging market currencies detracted from performance as these currencies underperformed the Portfolio’s benchmark index during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Emerging Markets Bond Portfolio

Selected Per Share Data for the Period Ended:	04/30/2012-12/31/2012

Institutional Class
Net asset value beginning of period	$14.42
Net investment income (a)	0.48
Net realized/unrealized gain	0.92
Total income from investment operations	1.40
Dividends from net investment income	(0.50)
Total distributions	(0.50)
Net asset value end of period	$15.32
Total return	9.91%
Net assets end of period (000s)	$428
Ratio of expenses to average net assets	0.85	%*
Ratio of expenses to average net assets excluding interest expense	0.85	%*
Ratio of net investment income to average net assets	4.77	%*
Portfolio turnover rate	20	%**

*	Annualized.
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$380,281
Investments in Affiliates, at value	4,932
Repurchase agreements, at value	366
Cash	5,321
Deposits with counterparty	301
Foreign currency, at value	212
Receivable for investments sold	408
OTC swap premiums paid	1,592
Variation margin receivable on financial derivative instruments	48
Unrealized appreciation on foreign currency contracts	93
Unrealized appreciation on OTC swap agreements	6,954
Receivable for Portfolio shares sold	210
Interest and dividends receivable	5,849
Dividends receivable from Affiliates	2
406,569

Liabilities:
Payable for investments purchased	$5,635
Payable for investments in Affiliates purchased	2
Written options outstanding	12
OTC swap premiums received	1,925
Variation margin payable on financial derivative instruments	23
Unrealized depreciation on foreign currency contracts	624
Unrealized depreciation on OTC swap agreements	233
Deposits from counterparty	6,605
Payable for Portfolio shares redeemed	1,147
Accrued investment advisory fees	144
Accrued supervisory and administrative fees	128
Accrued distribution fees	11
Accrued servicing fees	42
Other liabilities	2
16,533

Net Assets	$390,036

Net Assets Consist of:
Paid in capital	$334,408
Undistributed net investment income	1,838
Accumulated undistributed net realized gain	2,862
Net unrealized appreciation	50,928
$390,036

Net Assets:
Institutional Class	$428
Administrative Class	337,210
Advisor Class	52,398

Shares Issued and Outstanding:
Institutional Class	28
Administrative Class	22,005
Advisor Class	3,419

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$15.32
Administrative Class	15.32
Advisor Class	15.32

Cost of Investments	$335,066
Cost of Investments in Affiliates	$4,931
Cost of Repurchase Agreements	$366
Cost of Foreign Currency Held	$210
Premiums Received on Written Options	$53

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest, net of foreign taxes*	$19,536
Dividends from Affiliate investments	65
Total Income	19,601

Expenses:
Investment advisory fees	1,594
Supervisory and administrative fees	1,417
Servicing fees – Administrative Class	480
Distribution and/or servicing fees – Advisor Class	94
Trustees’ fees	2
Interest expense	8
Total Expenses	3,595

Net Investment Income	16,006

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	6,559
Net realized gain on Affiliate investments	18
Net realized gain on futures contracts	824
Net realized gain on written options	188
Net realized gain on swaps	1,349
Net realized gain on foreign currency transactions	203
Net change in unrealized appreciation on investments	29,492
Net change in unrealized (depreciation) on Affiliate investments	(1)
Net change in unrealized (depreciation) on futures contracts	(192)
Net change in unrealized (depreciation) on written options	(101)
Net change in unrealized appreciation on swaps	3,931
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(545)
Net Gain	41,725

Net Increase in Net Assets Resulting from Operations	$57,731

* Foreign tax withholdings	$2

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$16,006	$15,836
Net realized gain	9,123	6,149
Net realized gain on Affiliate investments	18	2
Net change in unrealized appreciation (depreciation)	32,585	(1,533)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(1)	1
Net increase resulting from operations	57,731	20,455

Distributions to Shareholders:
From net investment income
Institutional Class	(2)	0
Administrative Class	(15,675)	(16,281)
Advisor Class	(1,791)	(1,321)

Total Distributions	(17,468)	(17,602)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	34,575	(9,404)

Total Increase in Net Assets	74,838	(6,551)

Net Assets:
Beginning of year	315,198	321,749
End of year*	$390,036	$315,198

*Including undistributed net investment income of:	$1,838	$1,506

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA 0.2%

SOVEREIGN ISSUES 0.2%
Argentine Republic Government International Bond
2.260% due 12/31/2038	EUR	380	$164
2.500% due 12/31/2038		$1,830	666

Total Argentina (Cost $750)			830

AUSTRIA 0.2%

CORPORATE BONDS & NOTES 0.2%
OGX Austria GmbH
8.375% due 04/01/2022		$1,000	837

Total Austria (Cost $1,000)			837

BAHRAIN 0.3%

SOVEREIGN ISSUES 0.3%
Bahrain Government International Bond
5.500% due 03/31/2020		$1,000	1,080

Total Bahrain (Cost $1,016)			1,080

BERMUDA 0.7%

CORPORATE BONDS & NOTES 0.7%
Digicel Group Ltd.
8.250% due 09/30/2020		$900	995
Qtel International Finance Ltd.
4.750% due 02/16/2021		1,400	1,585

Total Bermuda (Cost $2,248)			2,580

BRAZIL 10.6%

CORPORATE BONDS & NOTES 9.2%
Banco BTG Pactual S.A.
5.750% due 09/28/2022		$800	822
Banco do Brasil S.A.
3.875% due 10/10/2022		1,030	1,040
4.500% due 01/22/2015		400	425
4.500% due 01/20/2016	EUR	800	1,127
6.000% due 01/22/2020		$2,620	3,071
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		450	465
Banco Santander Brasil S.A.
4.250% due 01/14/2016		1,300	1,355
4.625% due 02/13/2017		1,400	1,487
Banco Votorantim S.A.
5.250% due 02/11/2016		800	846
BM&FBovespa S.A.
5.500% due 07/16/2020		500	570
Brasil Foods S.A.
5.875% due 06/06/2022		900	994
Braskem America Finance Co.
7.125% due 07/22/2041		1,300	1,375
Braskem Finance Ltd.
5.750% due 04/15/2021		900	952
7.000% due 05/07/2020		1,000	1,133
Caixa Economica Federal
2.375% due 11/06/2017		600	597
3.500% due 11/07/2022		600	611
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		1,850	2,113
CSN Islands Corp.
6.875% due 09/21/2019		1,950	2,193
CSN Resources S.A.
6.500% due 07/21/2020		480	523
Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		900	1,006

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		$900	$924
Petrobras International Finance Co.
5.375% due 01/27/2021		700	791
5.750% due 01/20/2020		5,600	6,398
7.875% due 03/15/2019		1,600	2,005
8.375% due 12/10/2018		900	1,146
QGOG Constellation S.A.
6.250% due 11/09/2019		800	836
Vale Overseas Ltd.
6.875% due 11/21/2036		760	944

			35,749

SOVEREIGN ISSUES 1.4%
Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018		840	999
6.500% due 06/10/2019		1,700	2,091
Brazil Government International Bond
5.625% due 01/07/2041		350	460
7.125% due 01/20/2037		600	921
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2014	BRL	113	57
10.000% due 01/01/2017		1,538	793

			5,321

Total Brazil (Cost $38,148)			41,070

CAYMAN ISLANDS 2.4%

CORPORATE BONDS & NOTES 2.4%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020		$800	893
Baidu, Inc.
3.500% due 11/28/2022		800	805
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		600	681
ENN Energy Holdings Ltd.
6.000% due 05/13/2021		400	462
Hutchison Whampoa International Ltd.
5.750% due 09/11/2019		300	359
7.625% due 04/09/2019		200	259
Interoceanica Finance Ltd.
0.000% due 11/30/2018		136	122
0.000% due 11/30/2025		420	268
0.000% due 05/15/2030		800	357
IPIC GMTN Ltd.
3.125% due 11/15/2015		250	260
5.000% due 11/15/2020		1,000	1,142
Mongolian Mining Corp.
8.875% due 03/29/2017		1,600	1,720
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		1,615	1,821
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		148	135

Total Cayman Islands (Cost $8,400)			9,284

CHILE 1.6%

CORPORATE BONDS & NOTES 1.6%
Banco del Estado de Chile
4.125% due 10/07/2020		$700	767
Banco Santander Chile
3.750% due 09/22/2015		1,300	1,372
3.875% due 09/20/2022		500	513
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		1,000	1,190

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042		$1,400	$1,428
E.CL S.A.
5.625% due 01/15/2021		800	902

			6,172

SOVEREIGN ISSUES 0.0%
Chile Government International Bond
3.625% due 10/30/2042		150	149

Total Chile (Cost $5,786)			6,321

CHINA 0.4%

CORPORATE BONDS & NOTES 0.4%
Sinopec Group Overseas Development Ltd.
3.900% due 05/17/2022		$850	919
4.875% due 05/17/2042		700	805

Total China (Cost $1,545)			1,724

COLOMBIA 2.9%

CORPORATE BONDS & NOTES 1.1%
Ecopetrol S.A.
7.625% due 07/23/2019		$3,400	4,411

SOVEREIGN ISSUES 1.8%
Colombia Government International Bond
6.125% due 01/18/2041		350	482
7.375% due 01/27/2017		2,570	3,184
7.375% due 03/18/2019		1,150	1,518
8.125% due 05/21/2024		300	453
10.375% due 01/28/2033		225	416
11.750% due 02/25/2020		500	811
12.000% due 10/22/2015	COP	457,000	315

			7,179

Total Colombia (Cost $9,876)			11,590

COSTA RICA 0.2%

SOVEREIGN ISSUES 0.2%
Costa Rica Government International Bond
4.250% due 01/26/2023		$800	811

Total Costa Rica (Cost $800)			811

CROATIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Hrvatska Elektroprivreda
6.000% due 11/09/2017		$260	276

Total Croatia (Cost $260)			276

DOMINICAN REPUBLIC 0.1%

CORPORATE BONDS & NOTES 0.1%
Aeropuertos Dominicanos Siglo S.A.
9.250% due 11/13/2019		$500	530

Total Dominican Republic (Cost $500)			530

EL SALVADOR 0.2%

SOVEREIGN ISSUES 0.2%
El Salvador Government International Bond
5.875% due 01/30/2025		$600	609
7.625% due 02/01/2041		160	184
7.650% due 06/15/2035		160	184

Total El Salvador (Cost $963)			977

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GABON 0.2%

SOVEREIGN ISSUES 0.2%
Gabonese Republic
8.200% due 12/12/2017	$500	$611

Total Gabon (Cost $567)		611

GUATEMALA 0.4%

SOVEREIGN ISSUES 0.4%
Guatemala Government Bond
5.750% due 06/06/2022	$860	952
9.250% due 08/01/2013	570	597

Total Guatemala (Cost $1,444)		1,549

HONG KONG 0.7%

CORPORATE BONDS & NOTES 0.7%
CNOOC Finance Ltd.
3.875% due 05/02/2022	$1,000	1,064
5.000% due 05/02/2042	400	465
Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020	950	1,025

Total Hong Kong (Cost $2,338)		2,554

INDIA 0.7%

CORPORATE BONDS & NOTES 0.7%
ICICI Bank Ltd.
4.750% due 11/25/2016	$500	526
Indian Oil Corp. Ltd.
4.750% due 01/22/2015	1,100	1,155
State Bank of India
4.500% due 10/23/2014	850	886
4.500% due 07/27/2015	200	210

Total India (Cost $2,685)		2,777

INDONESIA 5.8%

BANK LOAN OBLIGATIONS 0.0%
Indonesia Government International Bond
1.250% due 12/14/2019	$206	195

CORPORATE BONDS & NOTES 1.5%
Adaro Indonesia PT
7.625% due 10/22/2019	900	1,008
Indosat Palapa Co. BV
7.375% due 07/29/2020	100	114
Majapahit Holding BV
7.250% due 06/28/2017	700	833
7.750% due 01/20/2020	1,540	1,944
Pertamina Persero PT
6.000% due 05/03/2042	1,500	1,697
Perusahaan Listrik Negara PT
5.500% due 11/22/2021	300	341

		5,937

SOVEREIGN ISSUES 4.3%
Indonesia Government International Bond
6.625% due 02/17/2037	100	135
6.875% due 03/09/2017	3,200	3,832
6.875% due 01/17/2018	2,600	3,185
7.250% due 04/20/2015	1,700	1,921
7.500% due 01/15/2016	100	117
7.750% due 01/17/2038	100	151

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
11.625% due 03/04/2019		$4,800	$7,284

			16,625

Total Indonesia (Cost $19,626)			22,757

IRELAND 4.9%

CORPORATE BONDS & NOTES 4.9%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$1,800	2,338
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017		600	628
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022		300	303
6.604% due 02/03/2021		1,300	1,531
Rosneft Oil Co. via Rosneft International Finance Ltd.
3.149% due 03/06/2017		400	407
4.199% due 03/06/2022		1,070	1,091
RZD Capital Ltd.
5.739% due 04/03/2017		5,300	5,949
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016		300	325
7.748% due 02/02/2021		500	579
9.125% due 04/30/2018		500	608
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		500	549
5.450% due 11/22/2017		700	780
6.025% due 07/05/2022		2,580	3,012
6.800% due 11/22/2025		500	615
6.902% due 07/09/2020		200	245

Total Ireland (Cost $16,739)			18,960

ISRAEL 0.1%

CORPORATE BONDS & NOTES 0.1%
Israel Electric Corp. Ltd.
7.250% due 01/15/2019		$300	326

Total Israel (Cost $322)			326

ITALY 0.5%

SOVEREIGN ISSUES 0.5%
Italy Buoni Poliennali Del Tesoro
3.500% due 11/01/2017	EUR	1,200	1,601
4.750% due 09/15/2016		200	282

Total Italy (Cost $1,806)			1,883

KAZAKHSTAN 2.8%

CORPORATE BONDS & NOTES 2.8%
Intergas Finance BV
6.375% due 05/14/2017		$300	344
KazMunayGas National Co.
7.000% due 05/05/2020		5,200	6,500
9.125% due 07/02/2018		2,500	3,316
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		859	894

Total Kazakhstan (Cost $9,535)			11,054

LUXEMBOURG 6.7%

CORPORATE BONDS & NOTES 6.7%
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		$1,800	1,849
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		1,800	1,933
5.999% due 01/23/2021		3,200	3,709

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.212% due 11/22/2016		$330	$371
6.510% due 03/07/2022		750	898
8.625% due 04/28/2034		1,360	1,964
9.250% due 04/23/2019		2,700	3,588
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		272	307
Gazprom OAO Via Gazstream S.A.
5.625% due 07/22/2013		15	15
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		1,220	1,315
6.299% due 05/15/2017		1,640	1,820
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		1,200	1,315
5.499% due 07/07/2015		1,700	1,846
5.717% due 06/16/2021		600	673
6.125% due 02/07/2022		2,900	3,320
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		1,200	1,320

Total Luxembourg (Cost $24,387)			26,243

		SHARES
MEXICO 12.4%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (a)		5,259	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 9.1%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	479
Banco Mercantil del Norte S.A.
6.862% due 10/13/2021		$1,800	1,957
BBVA Bancomer S.A.
4.500% due 03/10/2016		840	897
6.500% due 03/10/2021		1,400	1,561
6.750% due 09/30/2022		900	1,015
Comision Federal de Electricidad
4.875% due 05/26/2021		900	1,028
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014		1,300	1,385
9.250% due 06/30/2020		200	217
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015		670	680
9.750% due 03/25/2020		125	136
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018 ^		44	5
Pemex Project Funding Master Trust
5.750% due 03/01/2018		3,400	3,986
6.625% due 06/15/2038		700	891
Petroleos Mexicanos
4.875% due 01/24/2022		3,300	3,732
5.500% due 01/21/2021		1,050	1,232
5.500% due 06/27/2044		730	805
6.500% due 06/02/2041		8,250	10,395
8.000% due 05/03/2019		3,000	3,937
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020		1,100	1,051

			35,389

SOVEREIGN ISSUES 3.3%
Mexico Government International Bond
4.250% due 07/14/2017	EUR	2,000	2,959
4.750% due 03/08/2044		$100	113
5.500% due 02/17/2020	EUR	200	320

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 10/12/2110		$700	$847
6.050% due 01/11/2040		850	1,144
6.750% due 09/27/2034		1,644	2,376
7.250% due 12/15/2016	MXN	8,600	719
7.500% due 04/08/2033		$2,460	3,788
9.500% due 12/18/2014	MXN	6,436	543

			12,809

Total Mexico (Cost $41,968)			48,198

MONGOLIA 0.4%

SOVEREIGN ISSUES 0.4%
Mongolia Government International Bond
4.125% due 01/05/2018		$1,000	993
5.125% due 12/05/2022		730	719

Total Mongolia (Cost $1,718)			1,712

MOROCCO 0.3%

SOVEREIGN ISSUES 0.3%
Morocco Government International Bond
4.250% due 12/11/2022		$1,100	1,114

Total Morocco (Cost $1,092)			1,114

NETHERLANDS 1.2%

CORPORATE BONDS & NOTES 1.2%
Indo Energy Finance BV
7.000% due 05/07/2018		$500	527
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		300	365
6.950% due 07/10/2042		500	630
7.000% due 05/11/2016		1,000	1,144
KazMunayGas National Co.
11.750% due 01/23/2015		500	599
Majapahit Holding BV
7.875% due 06/29/2037		700	968
Zhaikmunai LLP
7.125% due 11/13/2019		300	315

Total Netherlands (Cost $4,026)			4,548

PANAMA 1.2%

CORPORATE BONDS & NOTES 0.2%
AES El Salvador Trust
6.750% due 02/01/2016		$700	726

SOVEREIGN ISSUES 1.0%
Panama Government International Bond
8.875% due 09/30/2027		780	1,273
9.375% due 04/01/2029		1,553	2,664

			3,937

Total Panama (Cost $3,660)			4,663

PERU 1.0%

SOVEREIGN ISSUES 1.0%
Peru Government International Bond
7.350% due 07/21/2025		$1,250	1,818
8.750% due 11/21/2033		1,094	1,906

Total Peru (Cost $2,697)			3,724

PHILIPPINES 1.1%

CORPORATE BONDS & NOTES 0.5%
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024		$1,300	1,823

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.6%
Philippines Government International Bond
6.375% due 10/23/2034		$100	$141
7.500% due 09/25/2024		350	501
7.750% due 01/14/2031		400	615
8.375% due 06/17/2019		300	415
9.500% due 02/02/2030		400	695
9.875% due 01/15/2019		100	145

			2,512

Total Philippines (Cost $3,785)			4,335

POLAND 0.5%

CORPORATE BONDS & NOTES 0.1%
Ciech Group Financing AB
9.500% due 11/30/2019	EUR	200	290

SOVEREIGN ISSUES 0.4%
Poland Government International Bond
6.375% due 07/15/2019		$1,400	1,751

Total Poland (Cost $1,655)			2,041

QATAR 1.1%

CORPORATE BONDS & NOTES 0.9%
Nakilat, Inc.
6.067% due 12/31/2033		$100	122
Qatari Diar Finance QSC
3.500% due 07/21/2015		1,300	1,368
5.000% due 07/21/2020		100	117
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		1,196	1,349
5.838% due 09/30/2027		350	435
6.332% due 09/30/2027		250	321

			3,712

SOVEREIGN ISSUES 0.2%
Qatar Government International Bond
4.000% due 01/20/2015		200	211
5.250% due 01/20/2020		500	599
6.400% due 01/20/2040		100	140

			950

Total Qatar (Cost $4,034)			4,662

RUSSIA 4.3%

CORPORATE BONDS & NOTES 0.5%
ALROSA Finance S.A.
7.750% due 11/03/2020		$1,100	1,282
SCF Capital Ltd.
5.375% due 10/27/2017		700	720

			2,002

SOVEREIGN ISSUES 3.8%
Russia Government International Bond
3.250% due 04/04/2017		400	426
4.500% due 04/04/2022		2,200	2,525
5.625% due 04/04/2042		1,800	2,241
7.500% due 03/31/2030		7,416	9,539

			14,731

Total Russia (Cost $14,050)			16,733

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SENEGAL 0.1%

SOVEREIGN ISSUES 0.1%
Senegal Government International Bond
8.750% due 05/13/2021		$200	$238

Total Senegal (Cost $217)			238

SERBIA 0.2%

SOVEREIGN ISSUES 0.2%
Republic of Serbia
5.250% due 11/21/2017		$600	625

Total Serbia (Cost $595)			625

SINGAPORE 0.1%

CORPORATE BONDS & NOTES 0.1%
Sigma Capital Pte. Ltd.
9.000% due 04/30/2015		$400	426

Total Singapore (Cost $420)			426

SOUTH AFRICA 1.1%

CORPORATE BONDS & NOTES 0.5%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$500	517
6.500% due 04/15/2040		100	103
Transnet SOC Ltd.
4.000% due 07/26/2022		1,400	1,412

			2,032

SOVEREIGN ISSUES 0.6%
South Africa Government International Bond
5.875% due 05/30/2022		1,030	1,281
6.875% due 05/27/2019		500	630
7.250% due 01/15/2020	ZAR	2,500	311
8.250% due 09/15/2017		1,000	130

			2,352

Total South Africa (Cost $4,024)			4,384

SOUTH KOREA 1.7%

CORPORATE BONDS & NOTES 1.5%
Export-Import Bank of Korea
2.110% due 03/21/2015		$2,000	1,994
5.125% due 06/29/2020		100	115
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		900	969
Korea Development Bank
3.000% due 09/14/2022		500	499
5.750% due 09/10/2013		15	16
Korea Electric Power Corp.
3.000% due 10/05/2015		600	627
Korea Exchange Bank
4.875% due 01/14/2016		100	109
Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022		200	197
3.125% due 09/16/2015		800	837
6.250% due 06/17/2014		300	322

			5,685

SOVEREIGN ISSUES 0.2%
Korea Housing Finance Corp.
4.125% due 12/15/2015		$800	867

Total South Korea (Cost $6,310)			6,552

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPAIN 2.8%

SOVEREIGN ISSUES 2.8%
Autonomous Community of Madrid Spain
4.200% due 09/24/2014	EUR	400	$515
4.305% due 03/06/2014		300	397
Spain Government International Bond
3.250% due 04/30/2016		200	262
3.750% due 10/31/2015		600	798
3.800% due 01/31/2017		3,200	4,220
4.250% due 10/31/2016		2,700	3,629
5.500% due 07/30/2017		700	980

Total Spain (Cost $10,391)			10,801

SRI LANKA 0.2%

SOVEREIGN ISSUES 0.2%
Sri Lanka Government International Bond
6.250% due 07/27/2021		$568	622

Total Sri Lanka (Cost $568)			622

TRINIDAD AND TOBAGO 0.5%

CORPORATE BONDS & NOTES 0.5%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$1,346	1,491
9.750% due 08/14/2019		500	669

Total Trinidad and Tobago (Cost $1,904)			2,160

TURKEY 7.5%

CORPORATE BONDS & NOTES 0.8%
Export Credit Bank of Turkey
5.875% due 04/24/2019		$400	457
Turkiye Garanti Bankasi A/S
2.819% due 04/20/2016		1,400	1,396
4.000% due 09/13/2017		1,100	1,137

			2,990

SOVEREIGN ISSUES 6.7%
Turkey Government International Bond
6.000% due 01/14/2041		1,000	1,251
6.750% due 05/30/2040		2,600	3,539
7.000% due 03/11/2019		6,575	8,201
7.250% due 03/05/2038		700	992
7.500% due 07/14/2017		4,300	5,250
7.500% due 11/07/2019		4,000	5,184
8.000% due 02/14/2034		1,100	1,653

			26,070

Total Turkey (Cost $25,149)			29,060

UNITED ARAB EMIRATES 0.5%

CORPORATE BONDS & NOTES 0.2%
Dolphin Energy Ltd.
5.888% due 06/15/2019		$227	256
DP World Ltd.
6.850% due 07/02/2037		600	706

			962

SOVEREIGN ISSUES 0.3%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019		$900	$1,157

Total United Arab Emirates (Cost $1,644)			2,119

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 0.3%

CORPORATE BONDS & NOTES 0.3%
Barclays Bank PLC
10.179% due 06/12/2021		$520	$711
HBOS PLC
6.750% due 05/21/2018		400	432

Total United Kingdom (Cost $920)			1,143

UNITED STATES 1.3%

BANK LOAN OBLIGATIONS 0.0%
Petroleum Export Ltd.
3.889% due 03/15/2013		$78	73

CORPORATE BONDS & NOTES 0.8%
American International Group, Inc.
8.175% due 05/15/2068		900	1,177
8.625% due 05/22/2068	GBP	100	199
CEDC Finance Corp. International, Inc.
9.125% due 12/01/2016		$200	122
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020		400	489
Gerdau Holdings, Inc.
7.000% due 01/20/2020		800	934
Southern Copper Corp.
5.250% due 11/08/2042		300	301

			3,222

MORTGAGE-BACKED SECURITIES 0.3%
American Home Mortgage Investment Trust
2.010% due 09/25/2045		20	19
Banc of America Commercial Mortgage Trust
5.685% due 06/10/2049		200	233
5.729% due 02/10/2051		200	237
Banc of America Large Loan, Inc.
2.509% due 11/15/2015		458	458
Banc of America Mortgage Trust
3.006% due 02/25/2036		8	7
Bear Stearns Adjustable Rate Mortgage Trust
2.851% due 01/25/2035		7	6
3.099% due 05/25/2047 ^		51	41
Citigroup Mortgage Loan Trust, Inc.
3.091% due 09/25/2037 ^		96	73
GSR Mortgage Loan Trust
2.774% due 01/25/2036		21	18
Morgan Stanley Mortgage Loan Trust
2.514% due 06/25/2036		9	8
WaMu Mortgage Pass-Through Certificates
2.685% due 02/25/2037		66	53
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 07/25/2036 ^		23	20

			1,173

U.S. GOVERNMENT AGENCIES 0.1%
Federal Home Loan Bank
4.125% due 12/13/2019 (d)		250	297
Freddie Mac
5.683% due 03/01/2036		130	141
Israel Government AID Bond
5.500% due 04/26/2024		100	132

			570

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Bonds
9.875% due 11/15/2015 (e)	$189	$240
U.S. Treasury Notes
1.875% due 06/30/2015 (d)(e)	120	125
2.375% due 08/31/2014 (e)	100	103

		468

Total United States (Cost $4,699)		5,506

URUGUAY 0.4%

SOVEREIGN ISSUES 0.4%
Uruguay Government International Bond
7.625% due 03/21/2036	$400	622
8.000% due 11/18/2022	600	874

Total Uruguay (Cost $1,052)		1,496

VENEZUELA 11.8%

CORPORATE BONDS & NOTES 5.6%
Petroleos de Venezuela S.A.
4.900% due 10/28/2014	$3,400	3,259
5.000% due 10/28/2015	1,540	1,421
5.250% due 04/12/2017	5,184	4,549
5.375% due 04/12/2027	2,150	1,516
5.500% due 04/12/2037	2,840	1,959
8.500% due 11/02/2017	9,310	9,217

		21,921

SOVEREIGN ISSUES 6.2%
Venezuela Government International Bond
7.000% due 03/31/2038	300	242
7.650% due 04/21/2025	1,800	1,593
7.750% due 10/13/2019	6,820	6,462
8.250% due 10/13/2024	8,900	8,232
9.000% due 05/07/2023	1,500	1,462
9.250% due 05/07/2028	4,440	4,396
9.375% due 01/13/2034	1,630	1,622

		24,009

Total Venezuela (Cost $37,851)		45,930

VIRGIN ISLANDS (BRITISH) 2.7%

CORPORATE BONDS & NOTES 2.7%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	$2,150	2,115
GTL Trade Finance, Inc.
7.250% due 10/20/2017	1,500	1,740
TNK-BP Finance S.A.
6.625% due 03/20/2017	1,700	1,942
7.500% due 07/18/2016	3,300	3,837
7.875% due 03/13/2018	600	731

Total Virgin Islands (British) (Cost $9,405)		10,365

ZAMBIA 0.1%

SOVEREIGN ISSUES 0.1%
Zambia Government International Bond
5.375% due 09/20/2022	$500	500

Total Zambia (Cost $491)		500

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.4%

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 01/02/2013	$366	$366

(Dated 12/31/2012. Collateralized by Fannie Mae 2.060% due 10/17/2022 valued at $375. Repurchase proceeds are $366.)

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (b) 1.3%
PIMCO Short-Term Floating NAV Portfolio	492,824	$4,932

Total Short-Term Instruments (Cost $5,297)		5,298

Total Investments 98.9% (Cost $340,363)		$385,579

Written Options (g) (0.0%) (Premiums $53)		(12)

Other Assets and Liabilities (Net) 1.1%		4,469

Net Assets 100.0%		$390,036

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Non-income producing security.
(b)	Affiliated to the Portfolio.
(c)	Cash of $157 has been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
5-Year Deliverable Interest Rate Swap March Futures	Short	03/2013	4	$(1)
90-Day Eurodollar June Futures	Long	06/2013	35	22
U.S. Treasury 10-Year Note March Futures	Long	03/2013	48	(3)
U.S. Treasury 30-Year Bond March Futures	Long	03/2013	18	(48)

				$(30)

(d)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $260 and cash of $144 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	2.250%	06/20/2022	$	12,400	$(587)	$(500)

(e)	Securities with an aggregate market value of $295 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.
(f)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BRC	1.000%	01/20/2013	0.298%	$	700	$1	$0	$1
Brazil Government International Bond	CBK	1.000%	03/20/2016	0.715%		200	2	(1)	3
Brazil Government International Bond	CBK	1.000%	03/20/2021	1.380%		1,300	(37)	(58)	21
Brazil Government International Bond	DUB	1.000%	09/20/2013	0.297%		2,600	15	17	(2)
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.648%		300	3	(4)	7
Brazil Government International Bond	JPM	1.000%	12/20/2019	1.294%		1,000	(18)	(37)	19
Brazil Government International Bond	MYC	1.000%	03/20/2016	0.715%		3,800	36	(38)	74
Brazil Government International Bond	MYC	2.100%	08/20/2016	0.804%		250	14	0	14
China Government International Bond	CBK	1.000%	12/20/2016	0.453%		100	2	(5)	7
China Government International Bond	DUB	1.000%	12/20/2016	0.453%		500	11	(23)	34
China Government International Bond	FBF	1.000%	12/20/2016	0.453%		300	7	(15)	22
China Government International Bond	JPM	1.000%	12/20/2016	0.453%		400	8	(20)	28
China Government International Bond	MYC	1.000%	12/20/2016	0.453%		1,200	26	(56)	82
China Government International Bond	RYL	1.000%	06/20/2016	0.376%		600	13	6	7

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Egypt Government International Bond	DUB	1.000%	12/20/2015	4.302%	$	600	$(55)	$(38)	$(17)
Egypt Government International Bond	DUB	1.000%	06/20/2016	4.494%		100	(11)	(9)	(2)
Egypt Government International Bond	GST	1.000%	06/20/2015	4.042%		100	(7)	(7)	0
Egypt Government International Bond	HUS	1.000%	06/20/2015	4.042%		100	(7)	(7)	0
Egypt Government International Bond	HUS	1.000%	06/20/2016	4.494%		200	(22)	(20)	(2)
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	03/20/2016	0.437%		100	2	(1)	3
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	03/20/2016	0.437%		100	2	(1)	3
Emirate of Abu Dhabi Government International Bond	UAG	1.000%	03/20/2016	0.437%		400	8	0	8
Export-Import Bank of China	BRC	1.000%	09/20/2017	0.806%		550	6	(19)	25
Export-Import Bank of China	FBF	1.000%	12/20/2016	0.636%		200	3	(19)	22
Indonesia Government International Bond	BRC	2.320%	12/20/2016	0.936%		1,000	55	0	55
Indonesia Government International Bond	FBF	1.000%	06/20/2021	1.826%		2,900	(178)	(188)	10
Indonesia Government International Bond	JPM	1.000%	03/20/2015	0.511%		2,375	27	(92)	119
Indonesia Government International Bond	UAG	1.000%	03/20/2015	0.511%		375	4	(15)	19
Indonesia Government International Bond	UAG	1.000%	06/20/2021	1.826%		100	(7)	(7)	0
Italy Government International Bond	BOA	1.000%	12/20/2013	1.340%		200	(1)	(1)	0
Italy Government International Bond	BOA	1.000%	12/20/2017	2.768%		300	(24)	(29)	5
Italy Government International Bond	BPS	1.000%	09/20/2017	2.711%		800	(59)	(78)	19
Italy Government International Bond	CBK	1.000%	09/20/2017	2.711%		3,100	(228)	(291)	63
Mexico Government International Bond	BRC	1.000%	12/20/2014	0.427%		300	4	(10)	14
Mexico Government International Bond	HUS	1.000%	03/20/2021	1.274%		800	(17)	(37)	20
Peru Government International Bond	BOA	1.000%	06/20/2016	0.666%		700	8	(18)	26
Peru Government International Bond	FBF	1.000%	06/20/2016	0.666%		2,200	26	(60)	86
Peru Government International Bond	HUS	1.000%	06/20/2016	0.666%		4,300	51	(109)	160
Petrobras International Finance Co.	DUB	1.000%	09/20/2013	0.543%		2,200	8	0	8
Petrobras International Finance Co.	DUB	1.000%	09/20/2014	0.928%		1,500	2	(11)	13
Petrobras International Finance Co.	HUS	1.000%	09/20/2015	1.088%		300	(1)	(10)	9
Petrobras International Finance Co.	JPM	1.000%	09/20/2015	1.088%		300	(1)	(9)	8
Petrobras International Finance Co.	MYC	1.000%	09/20/2015	1.088%		1,000	(2)	(34)	32
Philippines Government International Bond	CBK	1.770%	12/20/2017	0.999%		700	27	0	27
Philippines Government International Bond	CBK	2.730%	03/20/2018	1.058%		1,400	120	0	120
Philippines Government International Bond	CBK	2.770%	06/20/2018	1.118%		2,000	176	0	176
Philippines Government International Bond	MYC	2.440%	09/20/2017	0.931%		800	56	0	56
Philippines Government International Bond	UAG	1.000%	03/20/2015	0.356%		9,950	146	(290)	436
Qatar Government International Bond	BOA	1.000%	03/20/2016	0.443%		500	9	0	9
Qatar Government International Bond	DUB	1.000%	03/20/2016	0.443%		100	2	(1)	3
Sberbank of Russia Via SB Capital S.A.	MYC	1.000%	03/20/2013	0.285%		700	1	1	0
Spain Government International Bond	JPM	1.000%	12/20/2013	1.510%		200	0	(1)	1
Turkey Government International Bond	DUB	1.000%	06/20/2021	1.705%		100	(5)	(9)	4
Urbi Desarrollos Urbanos S.A.B. de C.V.	DUB	5.000%	03/20/2016	5.689%		300	(39)	(12)	(27)

							$162	$(1,666)	$1,828

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015	$	8,600	$665	$714	$(49)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		3,900	357	491	(134)
CDX.EM-15 5-Year Index	UAG	5.000%	06/20/2016		2,500	261	230	31
CDX.EM-16 5-Year Index	CBK	5.000%	12/20/2016		200	23	16	7
CDX.EM-18 5-Year Index	BPS	5.000%	12/20/2017		100	14	14	0
CDX.EM-18 5-Year Index	BRC	5.000%	12/20/2017		300	41	40	1

						$1,361	$1,505	$(144)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS	BRL	61,900	$1,425	$(24)	$1,449
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		5,100	110	13	97
Pay	1-Year BRL-CDI	12.455%	01/02/2013	BRC		27,900	536	(4)	540
Pay	1-Year BRL-CDI	11.820%	01/02/2014	JPM		60,900	2,126	(191)	2,317
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HUS		11,700	429	(14)	443
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC	MXN	41,100	45	45	0
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		31,322	34	3	31
Pay	28-Day MXN-TIIE	8.950%	02/19/2019	JPM		11,000	160	0	160

							$4,865	$(172)	$5,037

(g)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	0.750%	03/18/2013	$	3,200	$7	$(3)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		3,200	8	(1)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		4,200	9	(4)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		4,200	11	(1)

								$35	$(9)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	$800	$10	$(1)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	800	8	(2)

						$18	$(3)

Transactions in written call and put options for the period ended December 31, 2012:

	Notional Amount	Premium
Balance at 12/31/2011	$24,500	$166
Sales	43,000	107
Closing Buys	(38,400)	(189)
Expirations	0	0
Exercised	(12,700)	(31)

Balance at 12/31/2012	$16,400	$53

(h)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	BRL	4,055	$	1,952	FBF	$0	$(30)	$(30)
01/2013	EUR	4,762		6,142	BPS	0	(144)	(144)
01/2013		200		259	BRC	0	(5)	(5)
01/2013		772		985	DUB	0	(35)	(35)
01/2013		293		379	FBF	0	(8)	(8)
01/2013		28		36	HUS	0	(1)	(1)
01/2013		626		803	JPM	0	(24)	(24)
01/2013		1,299		1,662	MSC	0	(53)	(53)
01/2013		2,220		2,864	RBC	0	(66)	(66)
01/2013		2,204		2,814	RYL	0	(95)	(95)
01/2013		3,292		4,293	UAG	0	(52)	(52)
01/2013	JPY	30,597		359	MSC	6	0	6
01/2013		29,838		350	UAG	5	0	5
01/2013	$	1,985	BRL	4,055	FBF	0	(4)	(4)
01/2013		555	EUR	419	FBF	0	(2)	(2)
01/2013		1,376	INR	76,598	JPM	17	0	17
01/2013		442	TRY	814	JPM	12	0	12
01/2013	ZAR	3,433	$	388	JPM	0	(15)	(15)
02/2013	CNY	9,584		1,504	JPM	0	(19)	(19)
02/2013		14,887		2,300	MSC	0	(66)	(66)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
02/2013	$	169	BRL	362	DUB	$7	$0	$7
02/2013		1,942		4,055	FBF	31	0	31
02/2013		38		77	HUS	0	0	0
02/2013		7,392	CNY	46,595	UAG	15	0	15
04/2013	MXN	5,999	$	458	DUB	0	(2)	(2)
04/2013		16,569		1,268	JPM	0	(3)	(3)
04/2013	$	23	MXN	300	DUB	0	0	0

						$93	$(624)	$(531)

(i)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Argentina
Sovereign Issues	$0	$830	$0	$830
Austria
Corporate Bonds & Notes	0	837	0	837
Bahrain
Sovereign Issues	0	1,080	0	1,080
Bermuda
Corporate Bonds & Notes	0	2,580	0	2,580
Brazil
Corporate Bonds & Notes	0	35,749	0	35,749
Sovereign Issues	0	5,321	0	5,321
Cayman Islands
Corporate Bonds & Notes	0	8,402	882	9,284
Chile
Corporate Bonds & Notes	0	6,172	0	6,172
Sovereign Issues	0	149	0	149
China
Corporate Bonds & Notes	0	1,724	0	1,724
Colombia
Corporate Bonds & Notes	0	4,411	0	4,411
Sovereign Issues	0	7,179	0	7,179
Costa Rica
Sovereign Issues	0	811	0	811
Croatia
Corporate Bonds & Notes	0	276	0	276
Dominican Republic
Corporate Bonds & Notes	0	530	0	530
El Salvador
Sovereign Issues	0	977	0	977
Gabon
Sovereign Issues	0	611	0	611
Guatemala
Sovereign Issues	0	1,549	0	1,549
Hong Kong
Corporate Bonds & Notes	0	2,554	0	2,554
India
Corporate Bonds & Notes	0	2,777	0	2,777
Indonesia
Bank Loan Obligations	0	195	0	195
Corporate Bonds & Notes	0	5,937	0	5,937
Sovereign Issues	0	16,625	0	16,625
Ireland
Corporate Bonds & Notes	0	18,960	0	18,960
Israel
Corporate Bonds & Notes	0	326	0	326
Italy
Sovereign Issues	0	1,883	0	1,883
Kazakhstan
Corporate Bonds & Notes	0	11,054	0	11,054
Luxembourg
Corporate Bonds & Notes	0	26,243	0	26,243

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Mexico
Common Stocks	$0	$0	$0	$0
Corporate Bonds & Notes	0	35,389	0	35,389
Sovereign Issues	0	12,809	0	12,809
Mongolia
Sovereign Issues	0	1,712	0	1,712
Morocco
Sovereign Issues	0	1,114	0	1,114
Netherlands
Corporate Bonds & Notes	0	4,548	0	4,548
Panama
Corporate Bonds & Notes	0	726	0	726
Sovereign Issues	0	3,937	0	3,937
Peru
Sovereign Issues	0	3,724	0	3,724
Philippines
Corporate Bonds & Notes	0	1,823	0	1,823
Sovereign Issues	0	2,512	0	2,512
Poland
Corporate Bonds & Notes	0	290	0	290
Sovereign Issues	0	1,751	0	1,751
Qatar
Corporate Bonds & Notes	0	3,712	0	3,712
Sovereign Issues	0	950	0	950
Russia
Corporate Bonds & Notes	0	2,002	0	2,002
Sovereign Issues	0	14,731	0	14,731
Senegal
Sovereign Issues	0	238	0	238
Serbia
Sovereign Issues	0	625	0	625
Singapore
Corporate Bonds & Notes	0	426	0	426
South Africa
Corporate Bonds & Notes	0	2,032	0	2,032
Sovereign Issues	0	2,352	0	2,352
South Korea
Corporate Bonds & Notes	0	5,685	0	5,685
Sovereign Issues	0	867	0	867
Spain
Sovereign Issues	0	10,801	0	10,801
Sri Lanka
Sovereign Issues	0	622	0	622
Trinidad and Tobago
Corporate Bonds & Notes	0	2,160	0	2,160
Turkey
Corporate Bonds & Notes	0	2,990	0	2,990
Sovereign Issues	0	26,070	0	26,070
United Arab Emirates
Corporate Bonds & Notes	0	962	0	962
Sovereign Issues	0	1,157	0	1,157
United Kingdom
Corporate Bonds & Notes	0	1,143	0	1,143

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
United States
Bank Loan Obligations	$0	$73	$0	$73
Corporate Bonds & Notes	0	3,222	0	3,222
Mortgage-Backed Securities	0	1,173	0	1,173
U.S. Government Agencies	0	570	0	570
U.S. Treasury Obligations	0	468	0	468
Uruguay
Sovereign Issues	0	1,496	0	1,496
Venezuela
Corporate Bonds & Notes	0	21,921	0	21,921
Sovereign Issues	0	24,009	0	24,009
Virgin Islands (British)
Corporate Bonds & Notes	0	10,365	0	10,365
Zambia
Sovereign Issues	0	500	0	500
Short-Term Instruments
Repurchase Agreements	0	366	0	366
Central Funds Used for Cash Management Purposes	4,932	0	0	4,932
	$4,932	$379,765	$882	$385,579

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Financial Derivative Instruments - Assets
Credit Contracts	$0	$1,917	$0	$1,917
Foreign Exchange Contracts	0	93	0	93
Interest Rate Contracts	22	5,037	0	5,059
	$22	$7,047	$0	$7,069

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(206)	(27)	(233)
Foreign Exchange Contracts	0	(624)	0	(624)
Interest Rate Contracts	(52)	(509)	(3)	(564)
	$(52)	$(1,339)	$(30)	$(1,421)

Totals	$4,902	$385,473	$852	$391,227

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (3)
Investments, at value
Cayman Islands
Corporate Bonds & Notes	$754	$0	$(65)	$34	$14	$145	$0	$0	$882	$143
Mexico
Bank Loan Obligations	597	0	(600)	0	0	3	0	0	0	0
Common Stocks	2	0	0	0	0	(2)	0	0	0	(2)

	$1,353	$0	$(665)	$34	$14	$146	$0	$0	$882	$141

Financial Derivative Instruments - Liabilities
Credit Contracts	5	0	0	0	0	(32)	0	0	(27)	(32)
Interest Rate Contracts	(7)	0	0	0	0	4	0	0	(3)	4

	$(2)	$0	$0	$0	$0	$(28)	$0	$0	$(30)	$(28)

Totals	$1,351	$0	$(665)	$34	$14	$118	$0	$0	$852	$113

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Cayman Islands
Corporate Bonds & Notes	$882	Benchmark Pricing	Base Price	45.00-91.00
Mexico
Common Stocks	0	Other Valuation Techniques (4)	—	—

Financial Derivative Instruments - Liabilities
Credit Contracts	(27)	Indicative Market Quotations	Broker Quote	(13.05)
Interest Rate Contracts	(3)	Indicative Market Quotations	Broker Quote	0.20-0.24

Total	$852

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(4)	Includes valuation techniques not defined in the Notes to Financial Statements as the securities valued using such techniques are not considered significant to the Portfolio.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

December 31, 2012

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$48	$48
Unrealized appreciation on foreign currency contracts	0	0	0	93	0	93
Unrealized appreciation on OTC swap agreements	0	1,917	0	0	5,037	6,954

	$0	$1,917	$0	$93	$5,085	$7,095

Liabilities:
Written options outstanding	$0	$0	$0	$0	$12	$12
Variation margin payable on financial derivative instruments (2)	0	0	0	0	23	23
Unrealized depreciation on foreign currency contracts	0	0	0	624	0	624
Unrealized depreciation on OTC swap agreements	0	233	0	0	0	233

	$0	$233	$0	$624	$35	$892

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(24)	$(16)	$(40)
Net realized gain on futures contracts	0	0	0	0	824	824
Net realized gain on written options	0	0	0	0	188	188
Net realized gain (loss) on swaps	0	1,730	0	0	(381)	1,349
Net realized gain on foreign currency transactions	0	0	0	175	0	175

	$0	$1,730	$0	$151	$615	$2,496

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$23	$6	$29
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(192)	(192)
Net change in unrealized (depreciation) on written options	0	0	0	0	(101)	(101)
Net change in unrealized appreciation on swaps	0	1,827	0	0	2,104	3,931
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(563)	0	(563)

	$0	$1,827	$0	$(540)	$1,817	$3,104

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(30) and open centrally cleared swaps cumulative (depreciation) of $(500) as reported in the Notes to Schedule of Investments.

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(7)	$0	$(7)
BPS	1,236	(1,440)	(204)
BRC	682	(540)	142
CBK	440	(420)	20
DUB	(107)	70	(37)
FBF	(160)	225	65
GST	(7)	0	(7)
HUS	1,133	(1,060)	73
JPM	2,382	(2,460)	(78)
MSC	(114)	0	(114)
MYC	134	(145)	(11)
RBC	(66)	0	(66)
RYL	(82)	0	(82)
UAG	381	(540)	(159)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments.

Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how

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financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and

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Notes to Financial Statements (Cont.)

subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable

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obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements

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Notes to Financial Statements (Cont.)

exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options,

may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

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The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly

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Notes to Financial Statements (Cont.)

supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$24,050	$103,365	$(122,500)	$18	$(1)	$4,932	$65	$0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$128,766	$67,296

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	28	$424	0	$0
Administrative Class	5,183	75,076	9,017	123,133
Advisor Class	2,378	34,926	1,404	19,191
Issued as reinvestment of distributions
Institutional Class	0	2	0	0
Administrative Class	1,072	15,674	1,192	16,263
Advisor Class	122	1,791	97	1,321
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(5,293)	(76,969)	(11,023)	(150,716)
Advisor Class	(1,124)	(16,349)	(1,366)	(18,596)
Net increase (decrease) resulting from Portfolio share transactions	2,366	$34,575	(679)	$(9,404)

ANNUAL REPORT	DECEMBER 31, 2012	33

Notes to Financial Statements (Cont.)

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 70% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 57% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$2,129	$2,661	$51,623	$(786)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$340,384	$45,834	$(639)	$45,195

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$17,468	$—	$—
12/31/2011	$17,602	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

ANNUAL REPORT	DECEMBER 31, 2012	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Emerging Markets Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for the period April 30, 2012 (commencement of Institutional Class operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

36	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	TRY	Turkish New Lira
CNY	Chinese Renminbi	INR	Indian Rupee	USD (or $)	United States Dollar
COP	Colombian Peso	JPY	Japanese Yen	ZAR	South African Rand
EUR	Euro	MXN	Mexican Peso

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
AID	Agency International Development	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate

ANNUAL REPORT	DECEMBER 31, 2012	37

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

38	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2012	39

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

40	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2012	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

ANNUAL REPORT	DECEMBER 31, 2012	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

46	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT16AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Emerging Markets Bond Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	36
Glossary	37
Federal Income Tax Information	38
Management of the Trust	39
Privacy Policy	41
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	42

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

Mexico	12.5%
Venezuela	11.9%
Brazil	10.7%
Turkey	7.5%
Luxembourg	6.8%
Indonesia	5.9%
Short-Term Instruments	1.4%
Other	43.3%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	Class Inception (03/31/2006)
PIMCO Emerging Markets Bond Portfolio Advisor Class	17.75%	9.29%	8.96%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	18.54%	10.47%	9.90%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.10% for Advisor Class shares.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,095.50	$1,019.61
Expenses Paid During Period†	$5.79	$5.58
Net Annualized Expense Ratio	1.10%	1.10%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar.

»	An underweight to Argentina benefited performance as the Argentine sub-index underperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to Malaysia benefited performance as the Malaysia sub-index underperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to Lebanon benefited performance as the Lebanon sub-index underperformed the Portfolio’s benchmark index during the reporting period.

»	An out-of-benchmark allocation to Brazil local rates benefited performance as yields in Brazil rallied during the reporting period.

»

An out-of-benchmark allocation to emerging market corporates detracted from relative performance as the JPMorgan Corporate Emerging Markets Bond Index (CEMBI) Diversified underperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to Hungary and Turkey detracted from relative performance as the Hungary and Turkey sub-indexes outperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to Ivory Coast detracted from relative performance as the Ivory Coast sub-index outperformed the Portfolio’s benchmark index during the reporting period.

»	An out-of-benchmark allocation to emerging market currencies detracted from performance as these currencies underperformed the Portfolio’s benchmark index during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Emerging Markets Bond Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Advisor Class
Net asset value beginning of year	$13.65	$13.54	$12.68	$10.32	$13.67
Net investment income (a)	0.65	0.64	0.58	0.61	0.74
Net realized/unrealized gain (loss)	1.72	0.18	0.92	2.44	(2.71)
Total income (loss) from investment operations	2.37	0.82	1.50	3.05	(1.97)
Dividends from net investment income	(0.70)	(0.71)	(0.64)	(0.69)	(0.81)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.57)
Total distributions	(0.70)	(0.71)	(0.64)	(0.69)	(1.38)
Net asset value end of year	$15.32	$13.65	$13.54	$12.68	$10.32
Total return	17.75%	6.21%	12.03%	30.39%	(14.66)%
Net assets end of year (000s)	$52,398	$27,889	$25,832	$11,135	$3,924
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.11%	1.22%
Ratio of expenses to average net assets excluding interest expense	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	4.42%	4.70%	4.33%	5.15%	5.89%
Portfolio turnover rate	20%*	15%*	197%*	234%	198%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$380,281
Investments in Affiliates, at value	4,932
Repurchase agreements, at value	366
Cash	5,321
Deposits with counterparty	301
Foreign currency, at value	212
Receivable for investments sold	408
OTC swap premiums paid	1,592
Variation margin receivable on financial derivative instruments	48
Unrealized appreciation on foreign currency contracts	93
Unrealized appreciation on OTC swap agreements	6,954
Receivable for Portfolio shares sold	210
Interest and dividends receivable	5,849
Dividends receivable from Affiliates	2
406,569

Liabilities:
Payable for investments purchased	$5,635
Payable for investments in Affiliates purchased	2
Written options outstanding	12
OTC swap premiums received	1,925
Variation margin payable on financial derivative instruments	23
Unrealized depreciation on foreign currency contracts	624
Unrealized depreciation on OTC swap agreements	233
Deposits from counterparty	6,605
Payable for Portfolio shares redeemed	1,147
Accrued investment advisory fees	144
Accrued supervisory and administrative fees	128
Accrued distribution fees	11
Accrued servicing fees	42
Other liabilities	2
16,533

Net Assets	$390,036

Net Assets Consist of:
Paid in capital	$334,408
Undistributed net investment income	1,838
Accumulated undistributed net realized gain	2,862
Net unrealized appreciation	50,928
$390,036

Net Assets:
Institutional Class	$428
Administrative Class	337,210
Advisor Class	52,398

Shares Issued and Outstanding:
Institutional Class	28
Administrative Class	22,005
Advisor Class	3,419

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$15.32
Administrative Class	15.32
Advisor Class	15.32

Cost of Investments	$335,066
Cost of Investments in Affiliates	$4,931
Cost of Repurchase Agreements	$366
Cost of Foreign Currency Held	$210
Premiums Received on Written Options	$53

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest, net of foreign taxes*	$19,536
Dividends from Affiliate investments	65
Total Income	19,601

Expenses:
Investment advisory fees	1,594
Supervisory and administrative fees	1,417
Servicing fees – Administrative Class	480
Distribution and/or servicing fees – Advisor Class	94
Trustees’ fees	2
Interest expense	8
Total Expenses	3,595

Net Investment Income	16,006

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	6,559
Net realized gain on Affiliate investments	18
Net realized gain on futures contracts	824
Net realized gain on written options	188
Net realized gain on swaps	1,349
Net realized gain on foreign currency transactions	203
Net change in unrealized appreciation on investments	29,492
Net change in unrealized (depreciation) on Affiliate investments	(1)
Net change in unrealized (depreciation) on futures contracts	(192)
Net change in unrealized (depreciation) on written options	(101)
Net change in unrealized appreciation on swaps	3,931
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(545)
Net Gain	41,725

Net Increase in Net Assets Resulting from Operations	$57,731

* Foreign tax withholdings	$2

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$16,006	$15,836
Net realized gain	9,123	6,149
Net realized gain on Affiliate investments	18	2
Net change in unrealized appreciation (depreciation)	32,585	(1,533)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(1)	1
Net increase resulting from operations	57,731	20,455

Distributions to Shareholders:
From net investment income
Institutional Class	(2)	0
Administrative Class	(15,675)	(16,281)
Advisor Class	(1,791)	(1,321)

Total Distributions	(17,468)	(17,602)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	34,575	(9,404)

Total Increase in Net Assets	74,838	(6,551)

Net Assets:
Beginning of year	315,198	321,749
End of year*	$390,036	$315,198

*Including undistributed net investment income of:	$1,838	$1,506

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA 0.2%

SOVEREIGN ISSUES 0.2%
Argentine Republic Government International Bond
2.260% due 12/31/2038	EUR	380	$164
2.500% due 12/31/2038		$1,830	666

Total Argentina (Cost $750)			830

AUSTRIA 0.2%

CORPORATE BONDS & NOTES 0.2%
OGX Austria GmbH
8.375% due 04/01/2022		$1,000	837

Total Austria (Cost $1,000)			837

BAHRAIN 0.3%

SOVEREIGN ISSUES 0.3%
Bahrain Government International Bond
5.500% due 03/31/2020		$1,000	1,080

Total Bahrain (Cost $1,016)			1,080

BERMUDA 0.7%

CORPORATE BONDS & NOTES 0.7%
Digicel Group Ltd.
8.250% due 09/30/2020		$900	995
Qtel International Finance Ltd.
4.750% due 02/16/2021		1,400	1,585

Total Bermuda (Cost $2,248)			2,580

BRAZIL 10.6%

CORPORATE BONDS & NOTES 9.2%
Banco BTG Pactual S.A.
5.750% due 09/28/2022		$800	822
Banco do Brasil S.A.
3.875% due 10/10/2022		1,030	1,040
4.500% due 01/22/2015		400	425
4.500% due 01/20/2016	EUR	800	1,127
6.000% due 01/22/2020		$2,620	3,071
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		450	465
Banco Santander Brasil S.A.
4.250% due 01/14/2016		1,300	1,355
4.625% due 02/13/2017		1,400	1,487
Banco Votorantim S.A.
5.250% due 02/11/2016		800	846
BM&FBovespa S.A.
5.500% due 07/16/2020		500	570
Brasil Foods S.A.
5.875% due 06/06/2022		900	994
Braskem America Finance Co.
7.125% due 07/22/2041		1,300	1,375
Braskem Finance Ltd.
5.750% due 04/15/2021		900	952
7.000% due 05/07/2020		1,000	1,133
Caixa Economica Federal
2.375% due 11/06/2017		600	597
3.500% due 11/07/2022		600	611
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		1,850	2,113
CSN Islands Corp.
6.875% due 09/21/2019		1,950	2,193
CSN Resources S.A.
6.500% due 07/21/2020		480	523
Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		900	1,006

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		$900	$924
Petrobras International Finance Co.
5.375% due 01/27/2021		700	791
5.750% due 01/20/2020		5,600	6,398
7.875% due 03/15/2019		1,600	2,005
8.375% due 12/10/2018		900	1,146
QGOG Constellation S.A.
6.250% due 11/09/2019		800	836
Vale Overseas Ltd.
6.875% due 11/21/2036		760	944

			35,749

SOVEREIGN ISSUES 1.4%
Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018		840	999
6.500% due 06/10/2019		1,700	2,091
Brazil Government International Bond
5.625% due 01/07/2041		350	460
7.125% due 01/20/2037		600	921
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2014	BRL	113	57
10.000% due 01/01/2017		1,538	793

			5,321

Total Brazil (Cost $38,148)			41,070

CAYMAN ISLANDS 2.4%

CORPORATE BONDS & NOTES 2.4%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020		$800	893
Baidu, Inc.
3.500% due 11/28/2022		800	805
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		600	681
ENN Energy Holdings Ltd.
6.000% due 05/13/2021		400	462
Hutchison Whampoa International Ltd.
5.750% due 09/11/2019		300	359
7.625% due 04/09/2019		200	259
Interoceanica Finance Ltd.
0.000% due 11/30/2018		136	122
0.000% due 11/30/2025		420	268
0.000% due 05/15/2030		800	357
IPIC GMTN Ltd.
3.125% due 11/15/2015		250	260
5.000% due 11/15/2020		1,000	1,142
Mongolian Mining Corp.
8.875% due 03/29/2017		1,600	1,720
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		1,615	1,821
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		148	135

Total Cayman Islands (Cost $8,400)			9,284

CHILE 1.6%

CORPORATE BONDS & NOTES 1.6%
Banco del Estado de Chile
4.125% due 10/07/2020		$700	767
Banco Santander Chile
3.750% due 09/22/2015		1,300	1,372
3.875% due 09/20/2022		500	513
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		1,000	1,190

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042		$1,400	$1,428
E.CL S.A.
5.625% due 01/15/2021		800	902

			6,172

SOVEREIGN ISSUES 0.0%
Chile Government International Bond
3.625% due 10/30/2042		150	149

Total Chile (Cost $5,786)			6,321

CHINA 0.4%

CORPORATE BONDS & NOTES 0.4%
Sinopec Group Overseas Development Ltd.
3.900% due 05/17/2022		$850	919
4.875% due 05/17/2042		700	805

Total China (Cost $1,545)			1,724

COLOMBIA 2.9%

CORPORATE BONDS & NOTES 1.1%
Ecopetrol S.A.
7.625% due 07/23/2019		$3,400	4,411

SOVEREIGN ISSUES 1.8%
Colombia Government International Bond
6.125% due 01/18/2041		350	482
7.375% due 01/27/2017		2,570	3,184
7.375% due 03/18/2019		1,150	1,518
8.125% due 05/21/2024		300	453
10.375% due 01/28/2033		225	416
11.750% due 02/25/2020		500	811
12.000% due 10/22/2015	COP	457,000	315

			7,179

Total Colombia (Cost $9,876)			11,590

COSTA RICA 0.2%

SOVEREIGN ISSUES 0.2%
Costa Rica Government International Bond
4.250% due 01/26/2023		$800	811

Total Costa Rica (Cost $800)			811

CROATIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Hrvatska Elektroprivreda
6.000% due 11/09/2017		$260	276

Total Croatia (Cost $260)			276

DOMINICAN REPUBLIC 0.1%

CORPORATE BONDS & NOTES 0.1%
Aeropuertos Dominicanos Siglo S.A.
9.250% due 11/13/2019		$500	530

Total Dominican Republic (Cost $500)			530

EL SALVADOR 0.2%

SOVEREIGN ISSUES 0.2%
El Salvador Government International Bond
5.875% due 01/30/2025		$600	609
7.625% due 02/01/2041		160	184
7.650% due 06/15/2035		160	184

Total El Salvador (Cost $963)			977

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GABON 0.2%

SOVEREIGN ISSUES 0.2%
Gabonese Republic
8.200% due 12/12/2017	$500	$611

Total Gabon (Cost $567)		611

GUATEMALA 0.4%

SOVEREIGN ISSUES 0.4%
Guatemala Government Bond
5.750% due 06/06/2022	$860	952
9.250% due 08/01/2013	570	597

Total Guatemala (Cost $1,444)		1,549

HONG KONG 0.7%

CORPORATE BONDS & NOTES 0.7%
CNOOC Finance Ltd.
3.875% due 05/02/2022	$1,000	1,064
5.000% due 05/02/2042	400	465
Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020	950	1,025

Total Hong Kong (Cost $2,338)		2,554

INDIA 0.7%

CORPORATE BONDS & NOTES 0.7%
ICICI Bank Ltd.
4.750% due 11/25/2016	$500	526
Indian Oil Corp. Ltd.
4.750% due 01/22/2015	1,100	1,155
State Bank of India
4.500% due 10/23/2014	850	886
4.500% due 07/27/2015	200	210

Total India (Cost $2,685)		2,777

INDONESIA 5.8%

BANK LOAN OBLIGATIONS 0.0%
Indonesia Government International Bond
1.250% due 12/14/2019	$206	195

CORPORATE BONDS & NOTES 1.5%
Adaro Indonesia PT
7.625% due 10/22/2019	900	1,008
Indosat Palapa Co. BV
7.375% due 07/29/2020	100	114
Majapahit Holding BV
7.250% due 06/28/2017	700	833
7.750% due 01/20/2020	1,540	1,944
Pertamina Persero PT
6.000% due 05/03/2042	1,500	1,697
Perusahaan Listrik Negara PT
5.500% due 11/22/2021	300	341

		5,937

SOVEREIGN ISSUES 4.3%
Indonesia Government International Bond
6.625% due 02/17/2037	100	135
6.875% due 03/09/2017	3,200	3,832
6.875% due 01/17/2018	2,600	3,185
7.250% due 04/20/2015	1,700	1,921
7.500% due 01/15/2016	100	117
7.750% due 01/17/2038	100	151

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
11.625% due 03/04/2019		$4,800	$7,284

			16,625

Total Indonesia (Cost $19,626)			22,757

IRELAND 4.9%

CORPORATE BONDS & NOTES 4.9%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$1,800	2,338
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017		600	628
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022		300	303
6.604% due 02/03/2021		1,300	1,531
Rosneft Oil Co. via Rosneft International Finance Ltd.
3.149% due 03/06/2017		400	407
4.199% due 03/06/2022		1,070	1,091
RZD Capital Ltd.
5.739% due 04/03/2017		5,300	5,949
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016		300	325
7.748% due 02/02/2021		500	579
9.125% due 04/30/2018		500	608
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		500	549
5.450% due 11/22/2017		700	780
6.025% due 07/05/2022		2,580	3,012
6.800% due 11/22/2025		500	615
6.902% due 07/09/2020		200	245

Total Ireland (Cost $16,739)			18,960

ISRAEL 0.1%

CORPORATE BONDS & NOTES 0.1%
Israel Electric Corp. Ltd.
7.250% due 01/15/2019		$300	326

Total Israel (Cost $322)			326

ITALY 0.5%

SOVEREIGN ISSUES 0.5%
Italy Buoni Poliennali Del Tesoro
3.500% due 11/01/2017	EUR	1,200	1,601
4.750% due 09/15/2016		200	282

Total Italy (Cost $1,806)			1,883

KAZAKHSTAN 2.8%

CORPORATE BONDS & NOTES 2.8%
Intergas Finance BV
6.375% due 05/14/2017		$300	344
KazMunayGas National Co.
7.000% due 05/05/2020		5,200	6,500
9.125% due 07/02/2018		2,500	3,316
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		859	894

Total Kazakhstan (Cost $9,535)			11,054

LUXEMBOURG 6.7%

CORPORATE BONDS & NOTES 6.7%
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		$1,800	1,849
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		1,800	1,933
5.999% due 01/23/2021		3,200	3,709

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.212% due 11/22/2016		$330	$371
6.510% due 03/07/2022		750	898
8.625% due 04/28/2034		1,360	1,964
9.250% due 04/23/2019		2,700	3,588
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		272	307
Gazprom OAO Via Gazstream S.A.
5.625% due 07/22/2013		15	15
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		1,220	1,315
6.299% due 05/15/2017		1,640	1,820
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		1,200	1,315
5.499% due 07/07/2015		1,700	1,846
5.717% due 06/16/2021		600	673
6.125% due 02/07/2022		2,900	3,320
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		1,200	1,320

Total Luxembourg (Cost $24,387)			26,243

		SHARES
MEXICO 12.4%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (a)		5,259	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 9.1%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	479
Banco Mercantil del Norte S.A.
6.862% due 10/13/2021		$1,800	1,957
BBVA Bancomer S.A.
4.500% due 03/10/2016		840	897
6.500% due 03/10/2021		1,400	1,561
6.750% due 09/30/2022		900	1,015
Comision Federal de Electricidad
4.875% due 05/26/2021		900	1,028
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014		1,300	1,385
9.250% due 06/30/2020		200	217
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015		670	680
9.750% due 03/25/2020		125	136
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018 ^		44	5
Pemex Project Funding Master Trust
5.750% due 03/01/2018		3,400	3,986
6.625% due 06/15/2038		700	891
Petroleos Mexicanos
4.875% due 01/24/2022		3,300	3,732
5.500% due 01/21/2021		1,050	1,232
5.500% due 06/27/2044		730	805
6.500% due 06/02/2041		8,250	10,395
8.000% due 05/03/2019		3,000	3,937
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020		1,100	1,051

			35,389

SOVEREIGN ISSUES 3.3%
Mexico Government International Bond
4.250% due 07/14/2017	EUR	2,000	2,959
4.750% due 03/08/2044		$100	113
5.500% due 02/17/2020	EUR	200	320

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 10/12/2110		$700	$847
6.050% due 01/11/2040		850	1,144
6.750% due 09/27/2034		1,644	2,376
7.250% due 12/15/2016	MXN	8,600	719
7.500% due 04/08/2033		$2,460	3,788
9.500% due 12/18/2014	MXN	6,436	543

			12,809

Total Mexico (Cost $41,968)			48,198

MONGOLIA 0.4%

SOVEREIGN ISSUES 0.4%
Mongolia Government International Bond
4.125% due 01/05/2018		$1,000	993
5.125% due 12/05/2022		730	719

Total Mongolia (Cost $1,718)			1,712

MOROCCO 0.3%

SOVEREIGN ISSUES 0.3%
Morocco Government International Bond
4.250% due 12/11/2022		$1,100	1,114

Total Morocco (Cost $1,092)			1,114

NETHERLANDS 1.2%

CORPORATE BONDS & NOTES 1.2%
Indo Energy Finance BV
7.000% due 05/07/2018		$500	527
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		300	365
6.950% due 07/10/2042		500	630
7.000% due 05/11/2016		1,000	1,144
KazMunayGas National Co.
11.750% due 01/23/2015		500	599
Majapahit Holding BV
7.875% due 06/29/2037		700	968
Zhaikmunai LLP
7.125% due 11/13/2019		300	315

Total Netherlands (Cost $4,026)			4,548

PANAMA 1.2%

CORPORATE BONDS & NOTES 0.2%
AES El Salvador Trust
6.750% due 02/01/2016		$700	726

SOVEREIGN ISSUES 1.0%
Panama Government International Bond
8.875% due 09/30/2027		780	1,273
9.375% due 04/01/2029		1,553	2,664

			3,937

Total Panama (Cost $3,660)			4,663

PERU 1.0%

SOVEREIGN ISSUES 1.0%
Peru Government International Bond
7.350% due 07/21/2025		$1,250	1,818
8.750% due 11/21/2033		1,094	1,906

Total Peru (Cost $2,697)			3,724

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PHILIPPINES 1.1%

CORPORATE BONDS & NOTES 0.5%
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024		$1,300	$1,823

SOVEREIGN ISSUES 0.6%
Philippines Government International Bond
6.375% due 10/23/2034		100	141
7.500% due 09/25/2024		350	501
7.750% due 01/14/2031		400	615
8.375% due 06/17/2019		300	415
9.500% due 02/02/2030		400	695
9.875% due 01/15/2019		100	145

			2,512

Total Philippines (Cost $3,785)			4,335

POLAND 0.5%

CORPORATE BONDS & NOTES 0.1%
Ciech Group Financing AB
9.500% due 11/30/2019	EUR	200	290

SOVEREIGN ISSUES 0.4%
Poland Government International Bond
6.375% due 07/15/2019		$1,400	1,751

Total Poland (Cost $1,655)			2,041

QATAR 1.1%

CORPORATE BONDS & NOTES 0.9%
Nakilat, Inc.
6.067% due 12/31/2033		$100	122
Qatari Diar Finance QSC
3.500% due 07/21/2015		1,300	1,368
5.000% due 07/21/2020		100	117
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		1,196	1,349
5.838% due 09/30/2027		350	435
6.332% due 09/30/2027		250	321

			3,712

SOVEREIGN ISSUES 0.2%
Qatar Government International Bond
4.000% due 01/20/2015		200	211
5.250% due 01/20/2020		500	599
6.400% due 01/20/2040		100	140

			950

Total Qatar (Cost $4,034)			4,662

RUSSIA 4.3%

CORPORATE BONDS & NOTES 0.5%
ALROSA Finance S.A.
7.750% due 11/03/2020		$1,100	1,282
SCF Capital Ltd.
5.375% due 10/27/2017		700	720

			2,002

SOVEREIGN ISSUES 3.8%
Russia Government International Bond
3.250% due 04/04/2017		400	426
4.500% due 04/04/2022		2,200	2,525
5.625% due 04/04/2042		1,800	2,241

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 03/31/2030		$7,416	$9,539

			14,731

Total Russia (Cost $14,050)			16,733

SENEGAL 0.1%

SOVEREIGN ISSUES 0.1%
Senegal Government International Bond
8.750% due 05/13/2021		$200	238

Total Senegal (Cost $217)			238

SERBIA 0.2%

SOVEREIGN ISSUES 0.2%
Republic of Serbia
5.250% due 11/21/2017		$600	625

Total Serbia (Cost $595)			625

SINGAPORE 0.1%

CORPORATE BONDS & NOTES 0.1%
Sigma Capital Pte. Ltd.
9.000% due 04/30/2015		$400	426

Total Singapore (Cost $420)			426

SOUTH AFRICA 1.1%

CORPORATE BONDS & NOTES 0.5%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$500	517
6.500% due 04/15/2040		100	103
Transnet SOC Ltd.
4.000% due 07/26/2022		1,400	1,412

			2,032

SOVEREIGN ISSUES 0.6%
South Africa Government International Bond
5.875% due 05/30/2022		1,030	1,281
6.875% due 05/27/2019		500	630
7.250% due 01/15/2020	ZAR	2,500	311
8.250% due 09/15/2017		1,000	130

			2,352

Total South Africa (Cost $4,024)			4,384

SOUTH KOREA 1.7%

CORPORATE BONDS & NOTES 1.5%
Export-Import Bank of Korea
2.110% due 03/21/2015		$2,000	1,994
5.125% due 06/29/2020		100	115
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		900	969
Korea Development Bank
3.000% due 09/14/2022		500	499
5.750% due 09/10/2013		15	16
Korea Electric Power Corp.
3.000% due 10/05/2015		600	627
Korea Exchange Bank
4.875% due 01/14/2016		100	109
Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022		200	197
3.125% due 09/16/2015		800	837
6.250% due 06/17/2014		300	322

			5,685

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%
Korea Housing Finance Corp.
4.125% due 12/15/2015		$800	$867

Total South Korea (Cost $6,310)			6,552

SPAIN 2.8%

SOVEREIGN ISSUES 2.8%
Autonomous Community of Madrid Spain
4.200% due 09/24/2014	EUR	400	515
4.305% due 03/06/2014		300	397
Spain Government International Bond
3.250% due 04/30/2016		200	262
3.750% due 10/31/2015		600	798
3.800% due 01/31/2017		3,200	4,220
4.250% due 10/31/2016		2,700	3,629
5.500% due 07/30/2017		700	980

Total Spain (Cost $10,391)			10,801

SRI LANKA 0.2%

SOVEREIGN ISSUES 0.2%
Sri Lanka Government International Bond
6.250% due 07/27/2021		$568	622

Total Sri Lanka (Cost $568)			622

TRINIDAD AND TOBAGO 0.5%

CORPORATE BONDS & NOTES 0.5%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$1,346	1,491
9.750% due 08/14/2019		500	669

Total Trinidad and Tobago (Cost $1,904)			2,160

TURKEY 7.5%

CORPORATE BONDS & NOTES 0.8%
Export Credit Bank of Turkey
5.875% due 04/24/2019		$400	457
Turkiye Garanti Bankasi A/S
2.819% due 04/20/2016		1,400	1,396
4.000% due 09/13/2017		1,100	1,137

			2,990

SOVEREIGN ISSUES 6.7%
Turkey Government International Bond
6.000% due 01/14/2041		1,000	1,251
6.750% due 05/30/2040		2,600	3,539
7.000% due 03/11/2019		6,575	8,201
7.250% due 03/05/2038		700	992
7.500% due 07/14/2017		4,300	5,250
7.500% due 11/07/2019		4,000	5,184
8.000% due 02/14/2034		1,100	1,653

			26,070

Total Turkey (Cost $25,149)			29,060

UNITED ARAB EMIRATES 0.5%

CORPORATE BONDS & NOTES 0.2%
Dolphin Energy Ltd.
5.888% due 06/15/2019		$227	256
DP World Ltd.
6.850% due 07/02/2037		600	706

			962

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.3%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019		$900	$1,157

Total United Arab Emirates (Cost $1,644)			2,119

UNITED KINGDOM 0.3%

CORPORATE BONDS & NOTES 0.3%
Barclays Bank PLC
10.179% due 06/12/2021		$520	711
HBOS PLC
6.750% due 05/21/2018		400	432

Total United Kingdom (Cost $920)			1,143

UNITED STATES 1.3%

BANK LOAN OBLIGATIONS 0.0%
Petroleum Export Ltd.
3.889% due 03/15/2013		$78	73

CORPORATE BONDS & NOTES 0.8%
American International Group, Inc.
8.175% due 05/15/2068		900	1,177
8.625% due 05/22/2068	GBP	100	199
CEDC Finance Corp. International, Inc.
9.125% due 12/01/2016		$200	122
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020		400	489
Gerdau Holdings, Inc.
7.000% due 01/20/2020		800	934
Southern Copper Corp.
5.250% due 11/08/2042		300	301

			3,222

MORTGAGE-BACKED SECURITIES 0.3%
American Home Mortgage Investment Trust
2.010% due 09/25/2045		20	19
Banc of America Commercial Mortgage Trust
5.685% due 06/10/2049		200	233
5.729% due 02/10/2051		200	237
Banc of America Large Loan, Inc.
2.509% due 11/15/2015		458	458
Banc of America Mortgage Trust
3.006% due 02/25/2036		8	7
Bear Stearns Adjustable Rate Mortgage Trust
2.851% due 01/25/2035		7	6
3.099% due 05/25/2047 ^		51	41
Citigroup Mortgage Loan Trust, Inc.
3.091% due 09/25/2037 ^		96	73
GSR Mortgage Loan Trust
2.774% due 01/25/2036		21	18
Morgan Stanley Mortgage Loan Trust
2.514% due 06/25/2036		9	8
WaMu Mortgage Pass-Through Certificates
2.685% due 02/25/2037		66	53
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 07/25/2036 ^		23	20

			1,173

U.S. GOVERNMENT AGENCIES 0.1%
Federal Home Loan Bank
4.125% due 12/13/2019 (d)		250	297
Freddie Mac
5.683% due 03/01/2036		130	141

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Israel Government AID Bond
5.500% due 04/26/2024	$100	$132

		570

U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Bonds
9.875% due 11/15/2015 (e)	189	240
U.S. Treasury Notes
1.875% due 06/30/2015 (d)(e)	120	125
2.375% due 08/31/2014 (e)	100	103

		468

Total United States (Cost $4,699)		5,506

URUGUAY 0.4%

SOVEREIGN ISSUES 0.4%
Uruguay Government International Bond
7.625% due 03/21/2036	$400	622
8.000% due 11/18/2022	600	874

Total Uruguay (Cost $1,052)		1,496

VENEZUELA 11.8%

CORPORATE BONDS & NOTES 5.6%
Petroleos de Venezuela S.A.
4.900% due 10/28/2014	$3,400	3,259
5.000% due 10/28/2015	1,540	1,421
5.250% due 04/12/2017	5,184	4,549
5.375% due 04/12/2027	2,150	1,516
5.500% due 04/12/2037	2,840	1,959
8.500% due 11/02/2017	9,310	9,217

		21,921

SOVEREIGN ISSUES 6.2%
Venezuela Government International Bond
7.000% due 03/31/2038	300	242
7.650% due 04/21/2025	1,800	1,593
7.750% due 10/13/2019	6,820	6,462
8.250% due 10/13/2024	8,900	8,232
9.000% due 05/07/2023	1,500	1,462
9.250% due 05/07/2028	4,440	4,396
9.375% due 01/13/2034	1,630	1,622

		24,009

Total Venezuela (Cost $37,851)		45,930

VIRGIN ISLANDS (BRITISH) 2.7%

CORPORATE BONDS & NOTES 2.7%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	$2,150	2,115
GTL Trade Finance, Inc.
7.250% due 10/20/2017	1,500	1,740
TNK-BP Finance S.A.
6.625% due 03/20/2017	1,700	1,942
7.500% due 07/18/2016	3,300	3,837
7.875% due 03/13/2018	600	731

Total Virgin Islands (British) (Cost $9,405)		10,365

ZAMBIA 0.1%

SOVEREIGN ISSUES 0.1%
Zambia Government International Bond
5.375% due 09/20/2022	$500	500

Total Zambia (Cost $491)		500

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.4%

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 01/02/2013	$366	$366

(Dated 12/31/2012. Collateralized by Fannie Mae 2.060% due 10/17/2022 valued at $375. Repurchase proceeds are $366.)

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (b) 1.3%
PIMCO Short-Term Floating NAV Portfolio	492,824	$4,932

Total Short-Term Instruments (Cost $5,297)		5,298

Total Investments 98.9% (Cost $340,363)		$385,579

Written Options (g) (0.0%) (Premiums $53)		(12)

Other Assets and Liabilities (Net) 1.1%		4,469

Net Assets 100.0%		$390,036

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Non-income producing security.
(b)	Affiliated to the Portfolio.
(c)	Cash of $157 has been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
5-Year Deliverable Interest Rate Swap March Futures	Short	03/2013	4	$(1)
90-Day Eurodollar June Futures	Long	06/2013	35	22
U.S. Treasury 10-Year Note March Futures	Long	03/2013	48	(3)
U.S. Treasury 30-Year Bond March Futures	Long	03/2013	18	(48)

				$(30)

(d)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $260 and cash of $144 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	2.250%	06/20/2022	$	12,400	$(587)	$(500)

(e)	Securities with an aggregate market value of $295 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.
(f)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BRC	1.000%	01/20/2013	0.298%	$	700	$1	$0	$1
Brazil Government International Bond	CBK	1.000%	03/20/2016	0.715%		200	2	(1)	3
Brazil Government International Bond	CBK	1.000%	03/20/2021	1.380%		1,300	(37)	(58)	21
Brazil Government International Bond	DUB	1.000%	09/20/2013	0.297%		2,600	15	17	(2)
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.648%		300	3	(4)	7
Brazil Government International Bond	JPM	1.000%	12/20/2019	1.294%		1,000	(18)	(37)	19
Brazil Government International Bond	MYC	1.000%	03/20/2016	0.715%		3,800	36	(38)	74
Brazil Government International Bond	MYC	2.100%	08/20/2016	0.804%		250	14	0	14
China Government International Bond	CBK	1.000%	12/20/2016	0.453%		100	2	(5)	7
China Government International Bond	DUB	1.000%	12/20/2016	0.453%		500	11	(23)	34
China Government International Bond	FBF	1.000%	12/20/2016	0.453%		300	7	(15)	22
China Government International Bond	JPM	1.000%	12/20/2016	0.453%		400	8	(20)	28
China Government International Bond	MYC	1.000%	12/20/2016	0.453%		1,200	26	(56)	82
China Government International Bond	RYL	1.000%	06/20/2016	0.376%		600	13	6	7

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Egypt Government International Bond	DUB	1.000%	12/20/2015	4.302%	$	600	$(55)	$(38)	$(17)
Egypt Government International Bond	DUB	1.000%	06/20/2016	4.494%		100	(11)	(9)	(2)
Egypt Government International Bond	GST	1.000%	06/20/2015	4.042%		100	(7)	(7)	0
Egypt Government International Bond	HUS	1.000%	06/20/2015	4.042%		100	(7)	(7)	0
Egypt Government International Bond	HUS	1.000%	06/20/2016	4.494%		200	(22)	(20)	(2)
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	03/20/2016	0.437%		100	2	(1)	3
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	03/20/2016	0.437%		100	2	(1)	3
Emirate of Abu Dhabi Government International Bond	UAG	1.000%	03/20/2016	0.437%		400	8	0	8
Export-Import Bank of China	BRC	1.000%	09/20/2017	0.806%		550	6	(19)	25
Export-Import Bank of China	FBF	1.000%	12/20/2016	0.636%		200	3	(19)	22
Indonesia Government International Bond	BRC	2.320%	12/20/2016	0.936%		1,000	55	0	55
Indonesia Government International Bond	FBF	1.000%	06/20/2021	1.826%		2,900	(178)	(188)	10
Indonesia Government International Bond	JPM	1.000%	03/20/2015	0.511%		2,375	27	(92)	119
Indonesia Government International Bond	UAG	1.000%	03/20/2015	0.511%		375	4	(15)	19
Indonesia Government International Bond	UAG	1.000%	06/20/2021	1.826%		100	(7)	(7)	0
Italy Government International Bond	BOA	1.000%	12/20/2013	1.340%		200	(1)	(1)	0
Italy Government International Bond	BOA	1.000%	12/20/2017	2.768%		300	(24)	(29)	5
Italy Government International Bond	BPS	1.000%	09/20/2017	2.711%		800	(59)	(78)	19
Italy Government International Bond	CBK	1.000%	09/20/2017	2.711%		3,100	(228)	(291)	63
Mexico Government International Bond	BRC	1.000%	12/20/2014	0.427%		300	4	(10)	14
Mexico Government International Bond	HUS	1.000%	03/20/2021	1.274%		800	(17)	(37)	20
Peru Government International Bond	BOA	1.000%	06/20/2016	0.666%		700	8	(18)	26
Peru Government International Bond	FBF	1.000%	06/20/2016	0.666%		2,200	26	(60)	86
Peru Government International Bond	HUS	1.000%	06/20/2016	0.666%		4,300	51	(109)	160
Petrobras International Finance Co.	DUB	1.000%	09/20/2013	0.543%		2,200	8	0	8
Petrobras International Finance Co.	DUB	1.000%	09/20/2014	0.928%		1,500	2	(11)	13
Petrobras International Finance Co.	HUS	1.000%	09/20/2015	1.088%		300	(1)	(10)	9
Petrobras International Finance Co.	JPM	1.000%	09/20/2015	1.088%		300	(1)	(9)	8
Petrobras International Finance Co.	MYC	1.000%	09/20/2015	1.088%		1,000	(2)	(34)	32
Philippines Government International Bond	CBK	1.770%	12/20/2017	0.999%		700	27	0	27
Philippines Government International Bond	CBK	2.730%	03/20/2018	1.058%		1,400	120	0	120
Philippines Government International Bond	CBK	2.770%	06/20/2018	1.118%		2,000	176	0	176
Philippines Government International Bond	MYC	2.440%	09/20/2017	0.931%		800	56	0	56
Philippines Government International Bond	UAG	1.000%	03/20/2015	0.356%		9,950	146	(290)	436
Qatar Government International Bond	BOA	1.000%	03/20/2016	0.443%		500	9	0	9
Qatar Government International Bond	DUB	1.000%	03/20/2016	0.443%		100	2	(1)	3
Sberbank of Russia Via SB Capital S.A.	MYC	1.000%	03/20/2013	0.285%		700	1	1	0
Spain Government International Bond	JPM	1.000%	12/20/2013	1.510%		200	0	(1)	1
Turkey Government International Bond	DUB	1.000%	06/20/2021	1.705%		100	(5)	(9)	4
Urbi Desarrollos Urbanos S.A.B. de C.V.	DUB	5.000%	03/20/2016	5.689%		300	(39)	(12)	(27)

							$162	$(1,666)	$1,828

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015	$	8,600	$665	$714	$(49)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		3,900	357	491	(134)
CDX.EM-15 5-Year Index	UAG	5.000%	06/20/2016		2,500	261	230	31
CDX.EM-16 5-Year Index	CBK	5.000%	12/20/2016		200	23	16	7
CDX.EM-18 5-Year Index	BPS	5.000%	12/20/2017		100	14	14	0
CDX.EM-18 5-Year Index	BRC	5.000%	12/20/2017		300	41	40	1

						$1,361	$1,505	$(144)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS	BRL	61,900	$1,425	$(24)	$1,449
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		5,100	110	13	97
Pay	1-Year BRL-CDI	12.455%	01/02/2013	BRC		27,900	536	(4)	540
Pay	1-Year BRL-CDI	11.820%	01/02/2014	JPM		60,900	2,126	(191)	2,317
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HUS		11,700	429	(14)	443
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC	MXN	41,100	45	45	0
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		31,322	34	3	31
Pay	28-Day MXN-TIIE	8.950%	02/19/2019	JPM		11,000	160	0	160

							$4,865	$(172)	$5,037

(g)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	0.750%	03/18/2013	$	3,200	$7	$(3)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		3,200	8	(1)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		4,200	9	(4)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		4,200	11	(1)

								$35	$(9)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	$800	$10	$(1)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	800	8	(2)

						$18	$(3)

Transactions in written call and put options for the period ended December 31, 2012:

	Notional Amount	Premium
Balance at 12/31/2011	$24,500	$166
Sales	43,000	107
Closing Buys	(38,400)	(189)
Expirations	0	0
Exercised	(12,700)	(31)

Balance at 12/31/2012	$16,400	$53

(h)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	BRL	4,055	$	1,952	FBF	$0	$(30)	$(30)
01/2013	EUR	4,762		6,142	BPS	0	(144)	(144)
01/2013		200		259	BRC	0	(5)	(5)
01/2013		772		985	DUB	0	(35)	(35)
01/2013		293		379	FBF	0	(8)	(8)
01/2013		28		36	HUS	0	(1)	(1)
01/2013		626		803	JPM	0	(24)	(24)
01/2013		1,299		1,662	MSC	0	(53)	(53)
01/2013		2,220		2,864	RBC	0	(66)	(66)
01/2013		2,204		2,814	RYL	0	(95)	(95)
01/2013		3,292		4,293	UAG	0	(52)	(52)
01/2013	JPY	30,597		359	MSC	6	0	6
01/2013		29,838		350	UAG	5	0	5
01/2013	$	1,985	BRL	4,055	FBF	0	(4)	(4)
01/2013		555	EUR	419	FBF	0	(2)	(2)
01/2013		1,376	INR	76,598	JPM	17	0	17
01/2013		442	TRY	814	JPM	12	0	12
01/2013	ZAR	3,433	$	388	JPM	0	(15)	(15)
02/2013	CNY	9,584		1,504	JPM	0	(19)	(19)
02/2013		14,887		2,300	MSC	0	(66)	(66)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
02/2013	$	169	BRL	362	DUB	$7	$0	$7
02/2013		1,942		4,055	FBF	31	0	31
02/2013		38		77	HUS	0	0	0
02/2013		7,392	CNY	46,595	UAG	15	0	15
04/2013	MXN	5,999	$	458	DUB	0	(2)	(2)
04/2013		16,569		1,268	JPM	0	(3)	(3)
04/2013	$	23	MXN	300	DUB	0	0	0

						$93	$(624)	$(531)

(i)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Argentina
Sovereign Issues	$0	$830	$0	$830
Austria
Corporate Bonds & Notes	0	837	0	837
Bahrain
Sovereign Issues	0	1,080	0	1,080
Bermuda
Corporate Bonds & Notes	0	2,580	0	2,580
Brazil
Corporate Bonds & Notes	0	35,749	0	35,749
Sovereign Issues	0	5,321	0	5,321
Cayman Islands
Corporate Bonds & Notes	0	8,402	882	9,284
Chile
Corporate Bonds & Notes	0	6,172	0	6,172
Sovereign Issues	0	149	0	149
China
Corporate Bonds & Notes	0	1,724	0	1,724
Colombia
Corporate Bonds & Notes	0	4,411	0	4,411
Sovereign Issues	0	7,179	0	7,179
Costa Rica
Sovereign Issues	0	811	0	811
Croatia
Corporate Bonds & Notes	0	276	0	276
Dominican Republic
Corporate Bonds & Notes	0	530	0	530
El Salvador
Sovereign Issues	0	977	0	977
Gabon
Sovereign Issues	0	611	0	611
Guatemala
Sovereign Issues	0	1,549	0	1,549
Hong Kong
Corporate Bonds & Notes	0	2,554	0	2,554
India
Corporate Bonds & Notes	0	2,777	0	2,777
Indonesia
Bank Loan Obligations	0	195	0	195
Corporate Bonds & Notes	0	5,937	0	5,937
Sovereign Issues	0	16,625	0	16,625
Ireland
Corporate Bonds & Notes	0	18,960	0	18,960
Israel
Corporate Bonds & Notes	0	326	0	326
Italy
Sovereign Issues	0	1,883	0	1,883
Kazakhstan
Corporate Bonds & Notes	0	11,054	0	11,054
Luxembourg
Corporate Bonds & Notes	0	26,243	0	26,243

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Mexico
Common Stocks	$0	$0	$0	$0
Corporate Bonds & Notes	0	35,389	0	35,389
Sovereign Issues	0	12,809	0	12,809
Mongolia
Sovereign Issues	0	1,712	0	1,712
Morocco
Sovereign Issues	0	1,114	0	1,114
Netherlands
Corporate Bonds & Notes	0	4,548	0	4,548
Panama
Corporate Bonds & Notes	0	726	0	726
Sovereign Issues	0	3,937	0	3,937
Peru
Sovereign Issues	0	3,724	0	3,724
Philippines
Corporate Bonds & Notes	0	1,823	0	1,823
Sovereign Issues	0	2,512	0	2,512
Poland
Corporate Bonds & Notes	0	290	0	290
Sovereign Issues	0	1,751	0	1,751
Qatar
Corporate Bonds & Notes	0	3,712	0	3,712
Sovereign Issues	0	950	0	950
Russia
Corporate Bonds & Notes	0	2,002	0	2,002
Sovereign Issues	0	14,731	0	14,731
Senegal
Sovereign Issues	0	238	0	238
Serbia
Sovereign Issues	0	625	0	625
Singapore
Corporate Bonds & Notes	0	426	0	426
South Africa
Corporate Bonds & Notes	0	2,032	0	2,032
Sovereign Issues	0	2,352	0	2,352
South Korea
Corporate Bonds & Notes	0	5,685	0	5,685
Sovereign Issues	0	867	0	867
Spain
Sovereign Issues	0	10,801	0	10,801
Sri Lanka
Sovereign Issues	0	622	0	622
Trinidad and Tobago
Corporate Bonds & Notes	0	2,160	0	2,160
Turkey
Corporate Bonds & Notes	0	2,990	0	2,990
Sovereign Issues	0	26,070	0	26,070
United Arab Emirates
Corporate Bonds & Notes	0	962	0	962
Sovereign Issues	0	1,157	0	1,157
United Kingdom
Corporate Bonds & Notes	0	1,143	0	1,143

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
United States
Bank Loan Obligations	$0	$73	$0	$73
Corporate Bonds & Notes	0	3,222	0	3,222
Mortgage-Backed Securities	0	1,173	0	1,173
U.S. Government Agencies	0	570	0	570
U.S. Treasury Obligations	0	468	0	468
Uruguay
Sovereign Issues	0	1,496	0	1,496
Venezuela
Corporate Bonds & Notes	0	21,921	0	21,921
Sovereign Issues	0	24,009	0	24,009
Virgin Islands (British)
Corporate Bonds & Notes	0	10,365	0	10,365
Zambia
Sovereign Issues	0	500	0	500
Short-Term Instruments
Repurchase Agreements	0	366	0	366
Central Funds Used for Cash Management Purposes	4,932	0	0	4,932
	$4,932	$379,765	$882	$385,579

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Financial Derivative Instruments - Assets
Credit Contracts	$0	$1,917	$0	$1,917
Foreign Exchange Contracts	0	93	0	93
Interest Rate Contracts	22	5,037	0	5,059
	$22	$7,047	$0	$7,069

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(206)	(27)	(233)
Foreign Exchange Contracts	0	(624)	0	(624)
Interest Rate Contracts	(52)	(509)	(3)	(564)
	$(52)	$(1,339)	$(30)	$(1,421)

Totals	$4,902	$385,473	$852	$391,227

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (3)
Investments, at value
Cayman Islands
Corporate Bonds & Notes	$754	$0	$(65)	$34	$14	$145	$0	$0	$882	$143
Mexico
Bank Loan Obligations	597	0	(600)	0	0	3	0	0	0	0
Common Stocks	2	0	0	0	0	(2)	0	0	0	(2)

	$1,353	$0	$(665)	$34	$14	$146	$0	$0	$882	$141

Financial Derivative Instruments - Liabilities
Credit Contracts	5	0	0	0	0	(32)	0	0	(27)	(32)
Interest Rate Contracts	(7)	0	0	0	0	4	0	0	(3)	4

	$(2)	$0	$0	$0	$0	$(28)	$0	$0	$(30)	$(28)

Totals	$1,351	$0	$(665)	$34	$14	$118	$0	$0	$852	$113

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Cayman Islands
Corporate Bonds & Notes	$882	Benchmark Pricing	Base Price	45.00-91.00
Mexico
Common Stocks	0	Other Valuation Techniques (4)	—	—

Financial Derivative Instruments - Liabilities
Credit Contracts	(27)	Indicative Market Quotations	Broker Quote	(13.05)
Interest Rate Contracts	(3)	Indicative Market Quotations	Broker Quote	0.20-0.24

Total	$852

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(4)	Includes valuation techniques not defined in the Notes to Financial Statements as the securities valued using such techniques are not considered significant to the Portfolio.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

December 31, 2012

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$48	$48
Unrealized appreciation on foreign currency contracts	0	0	0	93	0	93
Unrealized appreciation on OTC swap agreements	0	1,917	0	0	5,037	6,954

	$0	$1,917	$0	$93	$5,085	$7,095

Liabilities:
Written options outstanding	$0	$0	$0	$0	$12	$12
Variation margin payable on financial derivative instruments (2)	0	0	0	0	23	23
Unrealized depreciation on foreign currency contracts	0	0	0	624	0	624
Unrealized depreciation on OTC swap agreements	0	233	0	0	0	233

	$0	$233	$0	$624	$35	$892

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(24)	$(16)	$(40)
Net realized gain on futures contracts	0	0	0	0	824	824
Net realized gain on written options	0	0	0	0	188	188
Net realized gain (loss) on swaps	0	1,730	0	0	(381)	1,349
Net realized gain on foreign currency transactions	0	0	0	175	0	175

	$0	$1,730	$0	$151	$615	$2,496

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$23	$6	$29
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(192)	(192)
Net change in unrealized (depreciation) on written options	0	0	0	0	(101)	(101)
Net change in unrealized appreciation on swaps	0	1,827	0	0	2,104	3,931
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(563)	0	(563)

	$0	$1,827	$0	$(540)	$1,817	$3,104

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(30) and open centrally cleared swaps cumulative (depreciation) of $(500) as reported in the Notes to Schedule of Investments.

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(7)	$0	$(7)
BPS	1,236	(1,440)	(204)
BRC	682	(540)	142
CBK	440	(420)	20
DUB	(107)	70	(37)
FBF	(160)	225	65
GST	(7)	0	(7)
HUS	1,133	(1,060)	73
JPM	2,382	(2,460)	(78)
MSC	(114)	0	(114)
MYC	134	(145)	(11)
RBC	(66)	0	(66)
RYL	(82)	0	(82)
UAG	381	(540)	(159)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative

22	PIMCO VARIABLE INSURANCE TRUST

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instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair

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Notes to Financial Statements (Cont.)

market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments.

Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

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Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how

26	PIMCO VARIABLE INSURANCE TRUST

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financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (Cont.)

exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options,

may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly

ANNUAL REPORT	DECEMBER 31, 2012	31

Notes to Financial Statements (Cont.)

supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$24,050	$103,365	$(122,500)	$18	$(1)	$4,932	$65	$0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$128,766	$67,296

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	28	$424	0	$0
Administrative Class	5,183	75,076	9,017	123,133
Advisor Class	2,378	34,926	1,404	19,191
Issued as reinvestment of distributions
Institutional Class	0	2	0	0
Administrative Class	1,072	15,674	1,192	16,263
Advisor Class	122	1,791	97	1,321
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(5,293)	(76,969)	(11,023)	(150,716)
Advisor Class	(1,124)	(16,349)	(1,366)	(18,596)
Net increase (decrease) resulting from Portfolio share transactions	2,366	$34,575	(679)	$(9,404)

ANNUAL REPORT	DECEMBER 31, 2012	33

Notes to Financial Statements (Cont.)

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 70% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 57% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$2,129	$2,661	$51,623	$(786)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$340,384	$45,834	$(639)	$45,195

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$17,468	$—	$—
12/31/2011	$17,602	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

ANNUAL REPORT	DECEMBER 31, 2012	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Emerging Markets Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

36	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	TRY	Turkish New Lira
CNY	Chinese Renminbi	INR	Indian Rupee	USD (or $)	United States Dollar
COP	Colombian Peso	JPY	Japanese Yen	ZAR	South African Rand
EUR	Euro	MXN	Mexican Peso

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
AID	Agency International Development	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate

ANNUAL REPORT	DECEMBER 31, 2012	37

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

38	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2012	39

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

40	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2012	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

ANNUAL REPORT	DECEMBER 31, 2012	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

46	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT15AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	36
Glossary	37
Federal Income Tax Information	38
Management of the Trust	39
Privacy Policy	41
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	42

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

United States	27.6%
United Kingdom	13.6%
Netherlands	9.3%
Spain	7.9%
Germany	6.5%
Italy	6.2%
Short-Term Instruments	4.7%
Other	24.2%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	10 Years	Class Inception (02/16/1999)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	10.85%	7.69%	5.70%	5.77%
JPMorgan GBI Global ex-US Index Hedged in USD±	5.26%	4.66%	4.42%	4.96%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 02/28/1999.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.91% for Administrative Class shares.

± JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,069.50	$1,020.41
Expenses Paid During Period†	$4.89	$4.77
Net Annualized Expense Ratio	0.94%	0.94%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

An overweight to Agency mortgage-backed securities (“MBS”), non-Agency MBS and European residential mortgage-backed securities (“RMBS”) contributed to performance as spreads on these securities tightened over the reporting period.

»	An overweight to financials, both investment-grade and low-quality, contributed to performance as spreads on these securities tightened over the reporting period.

»	Positions in government-backed securities in Europe contributed to performance as these securities appreciated during the reporting period.

»	An overweight to duration (or sensitivity to changes in market interest rates) in Europe for most of the reporting period contributed to performance as EUR-swap rates fell during the reporting period.

»

An underweight to the Australian dollar and Canadian dollar during portions of the reporting period detracted from performance as these currencies appreciated relative to the U.S. dollar over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Administrative Class
Net asset value beginning of year	$10.33	$9.98	$9.64	$9.58	$10.12
Net investment income (a)	0.26	0.23	0.21	0.37	0.35
Net realized/unrealized gain (loss)	0.84	0.43	0.60	1.10	(0.59)
Total income (loss) from investment operations	1.10	0.66	0.81	1.47	(0.24)
Dividends from net investment income	(0.24)	(0.21)	(0.19)	(0.32)	(0.30)
Distributions from net realized capital gains	(0.39)	(0.10)	(0.28)	(1.07)	0.00
Tax basis return of capital	0.00	0.00	0.00	(0.02)	0.00
Total distributions	(0.63)	(0.31)	(0.47)	(1.41)	(0.30)
Net asset value end of year	$10.80	$10.33	$9.98	$9.64	$9.58
Total return	10.85%	6.76%	8.49%	15.60%	(2.40)%
Net assets end of year (000s)	$78,497	$78,493	$79,591	$69,356	$76,215
Ratio of expenses to average net assets	0.94%	0.91%	0.90%	0.91%	0.91%
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	2.40%	2.30%	2.06%	3.67%	3.56%
Portfolio turnover rate	356%*	218%*	130%*	459%	655%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$84,655
Investments in Affiliates, at value	1,919
Repurchase agreements, at value	489
Cash	1
Deposits with counterparty	424
Foreign currency, at value	265
Receivable for investments sold	12,942
Receivable for investments sold on a delayed-delivery basis	1,822
Receivable for cross-currency swap exchanges	7,657
OTC swap premiums paid	181
Variation margin receivable on financial derivative instruments	63
Unrealized appreciation on foreign currency contracts	283
Unrealized appreciation on OTC swap agreements	1,090
Receivable for Portfolio shares sold	53
Interest and dividends receivable	776
Dividends receivable from Affiliates	1
Other assets	8
112,629

Liabilities:
Payable for investments purchased	$19,672
Payable for sale-buyback financing transactions	4,001
Written options outstanding	285
Payable for cross-currency swap exchanges	7,619
OTC swap premiums received	117
Variation margin payable on financial derivative instruments	4
Unrealized depreciation on foreign currency contracts	1,391
Unrealized depreciation on OTC swap agreements	14
Deposits from counterparty	835
Payable for Portfolio shares redeemed	115
Accrued investment advisory fees	16
Accrued supervisory and administrative fees	32
Accrued servicing fees	10
34,111

Net Assets	$78,518

Net Assets Consist of:
Paid in capital	$73,701
Undistributed net investment income	565
Accumulated undistributed net realized gain	2,243
Net unrealized appreciation	2,009
$78,518

Net Assets:
Institutional Class	$21
Administrative Class	78,497

Shares Issued and Outstanding:
Institutional Class	2
Administrative Class	7,270

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.80
Administrative Class	10.80

Cost of Investments	$81,763
Cost of Investments in Affiliates	$1,919
Cost of Repurchase Agreements	$489
Cost of Foreign Currency Held	$266
Premiums Received on Written Options	$283

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$2,460
Dividends	19
Dividends from Affiliate investments	16
Total Income	2,495

Expenses:
Investment advisory fees	186
Supervisory and administrative fees	373
Servicing fees – Administrative Class	113
Interest expense	27
Total Expenses	699

Net Investment Income	1,796

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,816
Net realized (loss) on Affiliate investments	(1)
Net realized gain on futures contracts	820
Net realized gain on written options	203
Net realized gain on swaps	618
Net realized (loss) on foreign currency transactions	(12)
Net change in unrealized appreciation on investments	5,074
Net change in unrealized (depreciation) on Affiliate investments	(1)
Net change in unrealized (depreciation) on futures contracts	(435)
Net change in unrealized (depreciation) on written options	(137)
Net change in unrealized appreciation on swaps	631
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,705)
Net Gain	5,871

Net Increase in Net Assets Resulting from Operations	$7,667

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,796	$1,745
Net realized gain	3,445	2,522
Net realized gain (loss) on Affiliate investments	(1)	1
Net change in unrealized appreciation	2,428	551
Net change in unrealized appreciation (depreciation) on Affiliate investments	(1)	1
Net increase resulting from operations	7,667	4,820

Distributions to Shareholders:
From net investment income
Institutional Class	(0)^	(0)^
Administrative Class	(1,693)	(1,605)
From net realized capital gains
Institutional Class	(1)	(0)^
Administrative Class	(2,775)	(726)

Total Distributions	(4,469)	(2,331)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(3,192)	(3,586)

Total Increase (Decrease) in Net Assets	6	(1,097)

Net Assets:
Beginning of year	78,512	79,609
End of year*	$78,518	$78,512

*Including undistributed (overdistributed) net investment income of:	$565	$(21)

**	See note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 4.1%

CORPORATE BONDS & NOTES 3.7%
Australia & New Zealand Banking Group Ltd.
1.000% due 10/06/2015		$700	$705
Commonwealth Bank of Australia
3.492% due 08/13/2014		500	524
ING Bank Australia Ltd.
3.790% due 06/24/2014	AUD	800	835
Westpac Banking Corp.
1.250% due 12/15/2017		$800	800

			2,864

MORTGAGE-BACKED SECURITIES 0.2%
Puma Finance Ltd.
3.547% due 08/22/2037	AUD	79	80
Torrens Trust
3.560% due 10/19/2038		111	113

			193

SOVEREIGN ISSUES 0.2%
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025		100	135

Total Australia (Cost $2,951)			3,192

BELGIUM 1.7%

SOVEREIGN ISSUES 1.7%
Belgium Government International Bond
3.500% due 06/28/2017	EUR	900	1,333

Total Belgium (Cost $1,209)			1,333

CANADA 0.6%

SOVEREIGN ISSUES 0.6%
Province of British Columbia
4.300% due 06/18/2042	CAD	100	119
Province of Ontario
6.200% due 06/02/2031		100	140
Province of Quebec
4.250% due 12/01/2021		200	225

Total Canada (Cost $450)			484

CAYMAN ISLANDS 0.6%

ASSET-BACKED SECURITIES 0.6%
Kingsland Ltd.
0.560% due 06/13/2019		$283	282
Stanfield Bristol CLO Ltd.
0.570% due 10/15/2019		221	218

Total Cayman Islands (Cost $497)			500

DENMARK 0.0%

CORPORATE BONDS & NOTES 0.0%
Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	22	4

Total Denmark (Cost $2)			4

FRANCE 5.5%

CORPORATE BONDS & NOTES 5.1%
BNP Paribas Home Loan SFH
4.750% due 05/28/2013	EUR	300	403
Cie de Financement Foncier S.A.
2.250% due 01/25/2013		200	264

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Agricole Home Loan SFH
1.069% due 07/21/2014		$400	$401
Dexia Credit Local S.A.
0.793% due 04/29/2014		400	395
2.750% due 01/10/2014		1,800	1,817
2.750% due 04/29/2014		700	715

			3,995

SOVEREIGN ISSUES 0.4%
Caisse d’Amortissement de la Dette Sociale
3.500% due 07/01/2014		300	314

Total France (Cost $4,291)			4,309

GERMANY 7.2%

CORPORATE BONDS & NOTES 4.1%
FMS Wertmanagement AoR
3.375% due 06/17/2021	EUR	400	608
KFW
0.625% due 05/29/2015		600	802
2.000% due 11/30/2015		600	832
2.750% due 09/07/2015	GBP	300	514
6.250% due 05/19/2021	AUD	400	476

			3,232

SOVEREIGN ISSUES 3.1%
Republic of Germany
3.250% due 07/04/2021	EUR	100	155
4.000% due 01/04/2037		700	1,257
5.500% due 01/04/2031		500	1,010

			2,422

Total Germany (Cost $5,245)			5,654

IRELAND 1.8%

CORPORATE BONDS & NOTES 1.8%
Depfa ACS Bank
3.875% due 07/15/2013	EUR	300	402
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016		700	1,003

Total Ireland (Cost $1,367)			1,405

ITALY 6.9%

ASSET-BACKED SECURITIES 0.5%
Berica ABS SRL
0.485% due 12/30/2055	EUR	300	373

CORPORATE BONDS & NOTES 0.5%
Intesa Sanpaolo SpA
6.500% due 02/24/2021		$400	422

MORTGAGE-BACKED SECURITIES 0.5%
Berica Residential MBS SRL
0.646% due 03/31/2048	EUR	310	364

SOVEREIGN ISSUES 5.4%
Italy Buoni Poliennali Del Tesoro
2.000% due 06/01/2013		200	265
3.000% due 04/15/2015		300	403
3.000% due 11/01/2015		100	134
3.750% due 03/01/2021		100	130
4.250% due 02/01/2019		200	273
4.750% due 09/15/2016		200	283
4.750% due 05/01/2017		100	141

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 06/01/2017	EUR	200	$281
5.000% due 03/01/2022		200	278
5.000% due 08/01/2039		100	132
5.000% due 09/01/2040		200	265
5.500% due 09/01/2022		200	287
5.750% due 02/01/2033		200	288
Republic of Italy Government Bond
3.125% due 01/26/2015		$100	102
4.750% due 01/25/2016		500	524
5.250% due 09/20/2016		100	106
6.000% due 08/04/2028	GBP	200	323

			4,215

Total Italy (Cost $4,962)			5,374

JERSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%
HBOS Capital Funding LP
6.461% due 11/30/2018 (d)	GBP	200	296

Total Jersey, Channel Islands (Cost $271)			296

MEXICO 1.8%

SOVEREIGN ISSUES 1.8%
Mexico Government International Bond
6.250% due 06/16/2016	MXN	6,200	500
6.500% due 06/10/2021		7,400	621
10.000% due 12/05/2024		2,800	304

Total Mexico (Cost $1,299)			1,425

NETHERLANDS 10.3%

CORPORATE BONDS & NOTES 1.4%
ABN AMRO Bank NV
3.250% due 01/18/2013	EUR	200	264
Fortis Bank Nederland NV
3.375% due 05/19/2014		500	690
LeasePlan Corp. NV
3.250% due 05/22/2014		100	138

			1,092

SOVEREIGN ISSUES 8.9%
Netherlands Government Bond
1.250% due 01/15/2018		100	136
2.250% due 07/15/2022		1,200	1,690
3.250% due 07/15/2021		500	763
3.500% due 07/15/2020		200	309
4.000% due 07/15/2019		1,400	2,209
4.500% due 07/15/2017		1,200	1,873

			6,980

Total Netherlands (Cost $7,510)			8,072

NEW ZEALAND 4.8%

SOVEREIGN ISSUES 4.8%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	1,700	1,553
5.500% due 04/15/2023		1,000	966
6.000% due 05/15/2021		1,300	1,279

Total New Zealand (Cost $3,515)			3,798

NORWAY 1.0%

CORPORATE BONDS & NOTES 0.5%
DNB Boligkreditt A/S
2.375% due 07/20/2016	EUR	300	416

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.5%
Kommunalbanken A/S
0.690% due 03/27/2017		$400	$403

Total Norway (Cost $786)			819

SOUTH AFRICA 0.0%

SOVEREIGN ISSUES 0.0%
South Africa Government International Bond
8.250% due 09/15/2017	ZAR	200	26

Total South Africa (Cost $26)			26

SOUTH KOREA 0.2%

CORPORATE BONDS & NOTES 0.2%
Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	100	135

Total South Korea (Cost $154)			135

SPAIN 8.8%

CORPORATE BONDS & NOTES 0.7%
Banco Bilbao Vizcaya Argentaria S.A.
3.000% due 10/09/2014	EUR	200	267
Banco Espanol de Credito S.A.
4.250% due 09/16/2014		200	272

			539

SOVEREIGN ISSUES 8.1%
Autonomous Community of Madrid Spain
4.305% due 03/06/2014		400	529
Fondo de Reestructuracion Ordenada Bancaria
4.400% due 10/21/2013		100	134
Instituto de Credito Oficial
1.934% due 03/25/2014		100	129
6.125% due 02/27/2014	AUD	200	201
Spain Government International Bond
3.250% due 04/30/2016	EUR	100	131
3.625% due 06/17/2013		$100	100
3.750% due 10/31/2015	EUR	200	266
3.800% due 01/31/2017		400	527
4.000% due 07/30/2015		500	675
4.200% due 01/31/2037		100	106
4.250% due 10/31/2016		1,500	2,016
4.500% due 01/31/2018		200	266
4.600% due 07/30/2019		100	132
5.500% due 07/30/2017		700	980
5.850% due 01/31/2022		100	138

			6,330

Total Spain (Cost $6,576)			6,869

SUPRANATIONAL 4.3%

CORPORATE BONDS & NOTES 4.3%
Council of Europe Development Bank
5.625% due 12/14/2015	AUD	800	876
Eurofima
5.625% due 10/24/2016		200	222
European Investment Bank
6.000% due 08/06/2020		700	805
European Union
3.250% due 04/04/2018	EUR	300	448
3.500% due 06/04/2021		200	307
Inter-American Development Bank
6.000% due 02/26/2021	AUD	600	717

Total Supranational (Cost $3,336)			3,375

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 15.2%

CORPORATE BONDS & NOTES 1.3%
HBOS PLC
6.750% due 05/21/2018		$100	$108
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (d)		200	232
Royal Bank of Scotland PLC
2.750% due 08/18/2014	EUR	500	668

			1,008

MORTGAGE-BACKED SECURITIES 3.3%
Arran Residential Mortgages Funding PLC
1.391% due 05/16/2047		12	16
Eurosail PLC
0.679% due 06/10/2044	GBP	73	112
Fosse Master Issuer PLC
2.633% due 10/18/2054		200	334
Granite Master Issuer PLC
0.551% due 12/20/2054		$100	93
Holmes Master Issuer PLC
1.610% due 10/15/2054	EUR	346	460
Mansard Mortgages PLC
1.169% due 12/15/2049	GBP	348	527
Newgate Funding PLC
1.519% due 12/15/2050		400	527
Unite USAF PLC
0.715% due 03/31/2017		300	481

			2,550

SOVEREIGN ISSUES 10.6%
United Kingdom Gilt
0.125% due 03/22/2024 (c)		912	1,602
1.875% due 11/22/2022 (c)		1,194	2,487
4.250% due 06/07/2032		300	601
4.250% due 09/07/2039 (g)		400	792
4.250% due 12/07/2040 (g)		100	198
4.500% due 09/07/2034		100	206
4.750% due 12/07/2030 (g)		900	1,916
6.000% due 12/07/2028		200	482

			8,284

Total United Kingdom (Cost $11,224)			11,842

UNITED STATES 30.4%

ASSET-BACKED SECURITIES 1.6%
Amortizing Residential Collateral Trust
0.790% due 07/25/2032		$1	1
0.910% due 10/25/2031		2	1
Amresco Residential Securities Mortgage Loan Trust
1.150% due 06/25/2029		1	1
Bear Stearns Asset-Backed Securities Trust
0.280% due 12/25/2036		27	26
Credit Suisse First Boston Mortgage Securities Corp.
0.830% due 01/25/2032		2	1
First Alliance Mortgage Loan Trust
0.441% due 12/20/2027		1	1
Indymac Residential Asset-Backed Trust
0.660% due 08/25/2035		200	178
Long Beach Mortgage Loan Trust
0.770% due 10/25/2034		12	11
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046		241	152
Residential Asset Securities Corp. Trust
0.710% due 07/25/2032 ^		3	2

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.815% due 10/25/2017		$265	$266
1.815% due 04/25/2023		575	600
Structured Asset Securities Corp.
0.790% due 01/25/2033		3	2

			1,242

BANK LOAN OBLIGATIONS 0.5%
Springleaf Financial Funding Co.
5.500% due 05/10/2017		400	398

CORPORATE BONDS & NOTES 5.1%
Ally Financial, Inc.
3.709% due 06/20/2014		200	206
4.625% due 06/26/2015		100	104
American International Group, Inc.
8.000% due 05/22/2068	EUR	400	612
BA Covered Bond Issuer
4.250% due 08/03/2017		200	292
CIT Group, Inc.
5.250% due 04/01/2014		$300	312
Citigroup, Inc.
0.593% due 11/05/2014		400	397
International Lease Finance Corp.
6.750% due 09/01/2016		200	225
Jones Group, Inc.
5.125% due 11/15/2014		200	206
Lehman Brothers Holdings, Inc.
1.000% due 01/24/2013 ^		300	72
1.000% due 05/02/2018 ^		200	49
Merrill Lynch & Co., Inc.
0.456% due 01/31/2014	EUR	100	131
Universal Health Services, Inc.
7.125% due 06/30/2016		$1,000	1,145
WM Covered Bond Program
4.375% due 09/16/2014	EUR	200	278

			4,029

MORTGAGE-BACKED SECURITIES 6.3%
American Home Mortgage Investment Trust
2.010% due 09/25/2045		$107	103
Banc of America Large Loan, Inc.
2.509% due 11/15/2015		366	366
Banc of America Mortgage Trust
3.006% due 02/25/2036		99	83
Bear Stearns Adjustable Rate Mortgage Trust
2.570% due 03/25/2035		98	99
2.708% due 08/25/2033		5	5
3.078% due 03/25/2035		11	11
5.141% due 08/25/2035		64	65
Bear Stearns Alt-A Trust
0.370% due 02/25/2034		105	101
2.882% due 11/25/2035 ^		62	44
2.924% due 11/25/2036		148	99
2.942% due 03/25/2036 ^		131	81
3.001% due 09/25/2035		68	54
5.433% due 08/25/2036 ^		82	56
Bear Stearns Structured Products, Inc.
2.829% due 12/26/2046		55	31
Citigroup Mortgage Loan Trust, Inc.
2.270% due 09/25/2035		19	19
2.340% due 09/25/2035		32	31
Countrywide Alternative Loan Trust
0.421% due 03/20/2046		128	85
0.490% due 02/25/2037		108	70

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.140% due 12/25/2035	$163	$117
1.581% due 11/25/2035	28	20
5.250% due 06/25/2035	22	20
Countrywide Home Loan Mortgage Pass-Through Trust
0.440% due 05/25/2035	53	42
0.530% due 03/25/2035	114	75
0.540% due 02/25/2035	14	12
2.934% due 11/25/2034	19	18
3.026% due 08/25/2034	56	49
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	2	2
CSMC Mortgage-Backed Trust
5.863% due 02/25/2037 ^	255	167
DBUBS Mortgage Trust
0.246% due 11/10/2046 (a)	400	8
1.392% due 11/10/2046 (a)	975	47
GSR Mortgage Loan Trust
2.649% due 09/25/2035	300	280
2.774% due 01/25/2036	165	143
Harborview Mortgage Loan Trust
2.764% due 05/19/2033	10	10
Indymac Index Mortgage Loan Trust
0.450% due 07/25/2035	46	38
JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	6	6
JPMorgan Mortgage Trust
2.536% due 07/27/2037	209	169
4.151% due 02/25/2036 ^	98	85
Mellon Residential Funding Corp.
0.649% due 12/15/2030	16	16
Merrill Lynch Floating Trust
0.751% due 07/09/2021	161	160
Merrill Lynch Mortgage Investors Trust
1.760% due 10/25/2035	28	28
Morgan Stanley Mortgage Loan Trust
2.514% due 06/25/2036	109	102
Residential Accredit Loans, Inc. Trust
0.360% due 02/25/2047	55	31
0.390% due 06/25/2046	449	206
0.420% due 04/25/2046	122	58
Structured Adjustable Rate Mortgage Loan Trust
2.824% due 04/25/2034	18	18
Structured Asset Mortgage Investments, Inc.
0.420% due 05/25/2046	22	13
0.430% due 05/25/2036	155	103
0.430% due 09/25/2047	200	112
0.440% due 05/25/2045	41	30
0.790% due 07/19/2034	7	7
0.870% due 09/19/2032	6	5
0.910% due 03/19/2034	11	11
1.665% due 08/25/2047	71	52
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	189	50
Thornburg Mortgage Securities Trust
1.460% due 06/25/2047	35	31
5.750% due 06/25/2047	113	104
Wachovia Mortgage Loan Trust LLC
3.032% due 10/20/2035	300	266
WaMu Mortgage Pass-Through Certificates
0.440% due 04/25/2045	15	14
0.520% due 01/25/2045	13	13

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.145% due 06/25/2046	$77	$68
1.160% due 02/25/2046	171	157
2.120% due 03/25/2033	25	25
2.261% due 02/27/2034	12	12
2.471% due 03/25/2035	157	156
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.106% due 07/25/2046 ^	50	25
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 07/25/2036 ^	137	120
2.661% due 06/25/2035	69	71
2.685% due 04/25/2036	21	21
2.760% due 03/25/2036	190	184

		4,980

MUNICIPAL BONDS & NOTES 0.6%
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	200	255
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.790% due 06/15/2041	100	115
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	100	127

		497

	SHARES
PREFERRED SECURITIES 0.6%
DG Funding Trust
2.829% due 01/30/2013 (d)	65	477
SLM Corp. CPI Linked Security
4.041% due 01/16/2018	900	21

		498

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 13.7%
Fannie Mae
0.330% due 03/25/2034	$15	14
0.360% due 08/25/2034	9	9
0.560% due 09/25/2042	33	33
0.640% due 11/25/2040	262	264
0.660% due 11/25/2040	295	297
1.366% due 10/01/2044	34	35
2.377% due 12/01/2034	11	11
2.492% due 11/01/2034	92	99
2.713% due 05/25/2035	32	34
3.500% due 11/01/2021 - 01/01/2043	3,098	3,306
4.000% due 02/01/2043	3,000	3,215
5.480% due 07/01/2018	200	215
6.000% due 07/25/2044	23	25
Freddie Mac
0.709% due 12/15/2032	30	30
0.809% due 12/15/2037	120	121
1.360% due 10/25/2044	91	91
2.335% due 02/01/2029	9	10
2.625% due 03/01/2035	37	39
2.850% due 04/01/2035	197	209

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
1.750% due 04/20/2028 - 06/20/2030		$4	$4
2.000% due 04/20/2030 - 05/20/2030		3	3
NCUA Guaranteed Notes
0.683% due 11/05/2020		1,754	1,760
0.773% due 12/08/2020		418	421
Tennessee Valley Authority
6.250% due 12/15/2017		400	505

			10,750

U.S. TREASURY OBLIGATIONS 2.0%
U.S. Treasury Bonds
3.000% due 05/15/2042 (j)		500	508
3.125% due 11/15/2041 (j)		200	209
3.750% due 08/15/2041		200	234
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017 (h)(j)		407	436
2.375% due 01/15/2025 (h)		123	166

			1,553

Total United States (Cost $24,305)			23,947

SHORT-TERM INSTRUMENTS 5.2%

REPURCHASE AGREEMENTS 0.6%
State Street Bank and Trust Co.
0.010% due 01/02/2013		$489	489

(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $499. Repurchase proceeds are $489.)

MEXICO TREASURY BILLS 1.5%
4.563% due 04/04/2013	MXN	15,000	1,148

U.S. TREASURY BILLS 0.7%
0.154% due 05/02/2013 - 12/12/2013 (b)(j)		$570	569

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 2.4%
PIMCO Short-Term Floating NAV Portfolio		191,729	1,919

Total Short-Term Instruments (Cost $4,114)			4,125

PURCHASED OPTIONS (i) 0.1%
(Cost $81)			79

Total Investments 110.9% (Cost $84,171)			$87,063

Written Options (m) (0.4%) (Premiums $283)			(285)

Other Assets and Liabilities (Net) (10.5%)			(8,260)

Net Assets 100.0%			$78,518

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.
(e)	Affiliated to the Portfolio.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $6,941 at a weighted average interest rate of 0.393%.
(g)	Securities with an aggregate market value of $3,929 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BPS	0.488%	11/16/2012	02/15/2013	GBP 1,215	$(1,949)
UAG	0.479%	11/16/2012	02/15/2013	745	(1,217)
	0.488%	11/16/2012	02/15/2013	521	(835)

					$(4,001)

(1)	Payable for Sale-Buyback Financing Transactions includes $15 of deferred price drop on sale-buyback financing transactions.

(h)	Securities with an aggregate market value of $144 and cash of $125 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor September Futures	Long	09/2015	65	$31
Australia Government 3-Year Bond March Futures	Long	03/2013	2	0
Canada Government 10-Year Bond March Futures	Long	03/2013	1	(1)
Euro-Bobl March Futures	Long	03/2013	22	19
Euro-Bund 10-Year Bond March Futures	Long	03/2013	7	9
Euro-Bund 10-Year Bond March Futures	Short	03/2013	2	(2)
Japan Government 10-Year Bond March Futures	Long	03/2013	4	(33)
U.S. Treasury 5-Year Note March Futures	Long	03/2013	16	(3)
U.S. Treasury 10-Year Note March Futures	Long	03/2013	23	(14)
U.S. Treasury 30-Year Bond March Futures	Short	03/2013	15	16
United Kingdom Government 10-Year Gilt March Futures	Short	03/2013	7	(7)

				$15

(i)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Cash of $299 has been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	2.250%	06/20/2022	$		8,700	$(412)	$(347)
Pay	6-Month JPY-LIBOR	1.000%	03/21/2023		JPY	200,000	26	3

							$(386)	$(344)

(j)	Securities with an aggregate market value of $1,154 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.
(k)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Jones Group, Inc.	BOA	(5.000%	)	12/20/2014	1.537%	$	200	$(14)	$(13)	$(1)
Marsh & McLennan Cos., Inc.	BRC	(1.160%	)	09/20/2014	0.154%		200	(4)	0	(4)
United Kingdom Gilt	BPS	(1.000%	)	12/20/2017	0.390%		200	(6)	(5)	(1)
United Kingdom Gilt	GST	(1.000%	)	12/20/2017	0.390%		100	(2)	(2)	0
Universal Health Services, Inc.	BOA	(1.250%	)	06/20/2016	1.156%		1,000	(4)	0	(4)
Viacom, Inc.	BOA	(1.110%	)	12/20/2017	0.802%		200	(3)	0	(3)
Vivendi S.A.	BPS	(1.780%	)	06/20/2013	0.228%		100	(1)	0	(1)

								$(34)	$(20)	$(14)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Credit Default Swaps on Corporate, Sovereign and U.S. Municipal Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Australia Government Bond	DUB	1.000%	09/20/2016	0.289%	$	200	$5	$3	$2
Australia Government Bond	UAG	1.000%	09/20/2016	0.289%		200	6	3	3
BP Capital Markets America, Inc.	BRC	1.000%	12/20/2015	0.339%		400	8	(7)	15
Italy Government International Bond	CBK	1.000%	06/20/2017	2.645%		100	(7)	(15)	8
Italy Government International Bond	DUB	1.000%	06/20/2017	2.645%		200	(14)	(31)	17
Italy Government International Bond	GST	1.000%	06/20/2017	2.645%		100	(7)	(17)	10
Pennsylvania State General Obligation Bonds, Series 2005	MYC	1.400%	03/20/2021	1.177%		200	3	0	3
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.202%		100	2	1	1
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.202%		300	7	3	4

							$3	$(60)	$63

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)		Market Value (6)	Premiums (Received)	Unrealized Appreciation
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015	$	500	$(4)	$(18)	$14

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cross-Currency Swaps
Receive	Pay	Maturity Date (7)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.353% based on the notional amount of currency received	03/15/2013	JPM	$	1,870	JPY	155,210	$79	$1	$78
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.720% based on the notional amount of currency received	06/23/2014	BPS		1,267		100,000	118	2	116
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.755% based on the notional amount of currency received	05/15/2014	BPS		700		56,000	57	(4)	61
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.783% based on the notional amount of currency received	05/15/2014	DUB		1,259		100,000	111	0	111
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.785% based on the notional amount of currency received	05/15/2014	BOA		1,261		100,000	113	1	112
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.790% based on the notional amount of currency received	05/15/2014	BPS		1,300		100,000	152	38	114

								$630	$38	$592

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	DUB	AUD	200	$21	$(1)	$22
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	FBF	JPY	430,000	346	117	229
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	RYL		150,000	121	41	80
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	HUS	MXN	3,100	10	1	9
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	MYC		5,300	17	(6)	23
Pay	28-Day MXN-TIIE	5.800%	06/08/2016	HUS		600	1	0	1
Pay	28-Day MXN-TIIE	6.750%	06/08/2016	BRC		1,700	7	1	6
Pay	28-Day MXN-TIIE	6.750%	06/08/2016	HUS		1,400	6	1	5
Pay	28-Day MXN-TIIE	6.750%	06/08/2016	MYC		11,900	46	11	35
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		3,300	2	(1)	3
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		500	0	0	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		9,100	6	(2)	8

							$583	$162	$421

(l)	Purchased options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	1,000	$81	$79

(m)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.400%	03/18/2013	$	300	$2	$(7)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		300	7	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		4,000	76	(63)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		2,200	11	(54)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		2,200	61	(1)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		3,700	44	(144)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		3,700	70	0
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		400	5	(16)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		400	7	0

								$283	$(285)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount		Premium
Balance at 12/31/2011	0	$	22,500	$165
Sales	42		23,210	338
Closing Buys	(42)		(27,510)	(215)
Expirations	0		0	0
Exercised	0		(1,000)	(5)

Balance at 12/31/2012	0	$	17,200	$283

(n)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	2,569	$	2,680	DUB	$17	$0	$17
01/2013		215		226	MSC	3	0	3
01/2013		1,617		1,703	RYL	27	0	27
01/2013	EUR	9,596		12,378	BOA	0	(288)	(288)
01/2013		9,597		12,428	BPS	0	(239)	(239)
01/2013		443		573	BRC	0	(12)	(12)
01/2013		162		211	CBK	0	(3)	(3)
01/2013		672		879	JPM	0	(8)	(8)
01/2013	JPY	62,016		735	BRC	19	0	19
01/2013		19,932		236	CBK	6	0	6
01/2013		2,318		28	MSC	1	0	1
01/2013		4,701		57	RBC	3	0	3

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	JPY	78,488	$	925	RYL	$19	$0	$19
01/2013		70,367		842	UAG	30	0	30
01/2013	NZD	4,668		3,786	BOA	0	(70)	(70)
01/2013	$	7,925	EUR	5,979	BOA	0	(33)	(33)
01/2013		7,947		6,021	BRC	1	0	1
01/2013		2,251		1,722	DUB	22	0	22
01/2013		399		308	RBC	8	0	8
01/2013		178		136	RYL	2	0	2
01/2013		8,373		6,304	UAG	3	(55)	(52)
01/2013		110	GBP	68	DUB	0	0	0
01/2013		153	IDR	1,500,230	MSC	0	0	0
01/2013		1,461	JPY	119,804	DUB	0	(78)	(78)
01/2013		243		20,298	FBF	0	(9)	(9)
01/2013		391		32,604	RYL	0	(14)	(14)
01/2013		38	ZAR	335	HUS	1	0	1
01/2013	ZAR	449	$	51	JPM	0	(2)	(2)
02/2013	BRL	616		293	HUS	0	(7)	(7)
02/2013		171		81	JPM	0	(2)	(2)
02/2013		190		90	UAG	0	(3)	(3)
02/2013	CNY	4,789		747	DUB	0	(14)	(14)
02/2013		1,282		202	HUS	0	(2)	(2)
02/2013		12,154		1,908	JPM	0	(24)	(24)
02/2013	EUR	5,979		7,928	BOA	34	0	34
02/2013		3,660		4,689	BPS	0	(144)	(144)
02/2013		5,978		7,894	BRC	1	0	1
02/2013		5,978		7,947	UAG	54	0	54
02/2013	$	156	BRL	324	BRC	2	0	2
02/2013		2		3	HUS	0	0	0
02/2013		346		721	UAG	5	0	5
02/2013		492	CNY	3,091	JPM	0	(1)	(1)
02/2013		1,689	EUR	1,275	CBK	0	(6)	(6)
02/2013		171		129	DUB	0	0	0
02/2013		393		298	RYL	0	0	0
03/2013	CAD	465	$	471	CBK	4	0	4
03/2013	GBP	2,878		4,634	BOA	0	(40)	(40)
03/2013		2,874		4,603	JPM	0	(65)	(65)
03/2013		316		513	UAG	0	0	0
03/2013	$	146	CAD	145	RYL	0	(1)	(1)
03/2013		142	GBP	88	BRC	1	0	1
03/2013		232		144	RYL	2	0	2
03/2013		390		243	UAG	4	0	4
04/2013	MXN	14,767	$	1,124	GLM	0	(9)	(9)
04/2013		1,602		121	HUS	0	(2)	(2)
04/2013		20,459		1,565	JPM	0	(4)	(4)
04/2013		3,836		290	MSC	0	(4)	(4)
04/2013		1,283		97	UAG	0	(1)	(1)
04/2013	$	447	MXN	5,811	BRC	3	(4)	(1)
04/2013		276		3,556	CBK	0	(3)	(3)
04/2013		319		4,284	FBF	10	0	10
04/2013		174		2,243	HUS	0	(2)	(2)
04/2013		29		372	JPM	0	(1)	(1)
04/2013		455		5,854	MSC	0	(6)	(6)
04/2013		1,283		16,577	UAG	1	(13)	(12)
05/2013	EUR	460	$	581	BOA	0	(27)	(27)
05/2013		1,538		1,972	BRC	0	(61)	(61)
05/2013		509		648	FBF	0	(24)	(24)
05/2013		569		720	UAG	0	(32)	(32)
08/2013	$	319	CNY	2,000	DUB	0	(3)	(3)
08/2013		780		4,925	UAG	0	(1)	(1)
04/2014		72		438	BRC	0	(3)	(3)
04/2014		104		633	CBK	0	(4)	(4)
04/2014		27		164	GST	0	(1)	(1)
04/2014		48		292	HUS	0	(2)	(2)
04/2014		46		280	JPM	0	(2)	(2)
04/2014		45		275	RYL	0	(2)	(2)
04/2014		96		584	UAG	0	(4)	(4)
09/2015		70		430	BOA	0	(3)	(3)
09/2015		155		942	BRC	0	(8)	(8)
09/2015		578		3,493	CBK	0	(36)	(36)
09/2015		106		640	JPM	0	(6)	(6)
09/2015		70		431	MSC	0	(3)	(3)

						$283	$(1,391)	$(1,108)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

(o)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Australia
Corporate Bonds & Notes	$0	$2,864	$0	$2,864
Mortgage-Backed Securities	0	193	0	193
Sovereign Issues	0	135	0	135
Belgium
Sovereign Issues	0	1,333	0	1,333
Canada
Sovereign Issues	0	484	0	484
Cayman Islands
Asset-Backed Securities	0	500	0	500
Denmark
Corporate Bonds & Notes	0	4	0	4
France
Corporate Bonds & Notes	0	3,995	0	3,995
Sovereign Issues	0	314	0	314
Germany
Corporate Bonds & Notes	0	3,232	0	3,232
Sovereign Issues	0	2,422	0	2,422
Ireland
Corporate Bonds & Notes	0	1,405	0	1,405
Italy
Asset-Backed Securities	0	373	0	373
Corporate Bonds & Notes	0	422	0	422
Mortgage-Backed Securities	0	364	0	364
Sovereign Issues	0	4,215	0	4,215
Jersey, Channel Islands
Corporate Bonds & Notes	0	296	0	296
Mexico
Sovereign Issues	0	1,425	0	1,425
Netherlands
Corporate Bonds & Notes	0	1,092	0	1,092
Sovereign Issues	0	6,980	0	6,980
New Zealand
Sovereign Issues	0	3,798	0	3,798
Norway
Corporate Bonds & Notes	0	416	0	416
Sovereign Issues	0	403	0	403
South Africa
Sovereign Issues	0	26	0	26
South Korea
Corporate Bonds & Notes	0	135	0	135

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Spain
Corporate Bonds & Notes	$0	$539	$0	$539
Sovereign Issues	0	6,330	0	6,330
Supranational
Corporate Bonds & Notes	0	3,375	0	3,375
United Kingdom
Corporate Bonds & Notes	0	1,008	0	1,008
Mortgage-Backed Securities	0	2,550	0	2,550
Sovereign Issues	0	8,284	0	8,284
United States
Asset-Backed Securities	0	1,242	0	1,242
Bank Loan Obligations	0	398	0	398
Corporate Bonds & Notes	0	4,029	0	4,029
Mortgage-Backed Securities	0	4,980	0	4,980
Municipal Bonds & Notes	0	497	0	497
Preferred Securities	21	0	477	498
U.S. Government Agencies	0	8,569	2,181	10,750
U.S. Treasury Obligations	0	1,553	0	1,553
Short-Term Instruments
Repurchase Agreements	0	489	0	489
Mexico Treasury Bills	0	1,148	0	1,148
U.S. Treasury Bills	0	569	0	569
Central Funds Used for Cash Management Purposes	1,919	0	0	1,919
Purchased Options
Interest Rate Contracts	0	79	0	79
	$1,940	$82,465	$2,658	$87,063

Financial Derivative Instruments - Assets
Credit Contracts	0	77	0	77
Foreign Exchange Contracts	0	875	0	875
Interest Rate Contracts	75	424	0	499
	$75	$1,376	$0	$1,451

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(14)	0	(14)
Foreign Exchange Contracts	0	(1,391)	0	(1,391)
Interest Rate Contracts	(60)	(632)	0	(692)
	$(60)	$(2,037)	$0	$(2,097)

Totals	$1,955	$81,804	$2,658	$86,417

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (2)
Investments, at value
Japan
Mortgage-Backed Securities	$30	$0	$(31)	$0	$10	$(9)	$0	$0	$0	$0
United States
Preferred Securities	488	0	0	0	0	(11)	0	0	477	(11)
U.S. Government Agencies	2,407	0	(232)	0	0	6	0	0	2,181	6

Totals	$2,925	$0	$(263)	$0	$10	$(14)	$0	$0	$2,658	$(5)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
United States
Preferred Securities	$477	Benchmark Pricing	Base Price	$ 7,393.89
U.S. Government Agencies	2,181	Third Party Vendor	Broker Quote	100.34-100.50

Total	$2,658

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$79	$79
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	63	63
Unrealized appreciation on foreign currency contracts	0	0	0	283	0	283
Unrealized appreciation on OTC swap agreements	0	77	0	592	421	1,090

	$0	$77	$0	$875	$563	$1,515

Liabilities:
Written options outstanding	$0	$0	$0	$0	$285	$285
Variation margin payable on financial derivative instruments (2)	0	0	0	0	4	4
Unrealized depreciation on foreign currency contracts	0	0	0	1,391	0	1,391
Unrealized depreciation on OTC swap agreements	0	14	0	0	0	14

	$0	$14	$0	$1,391	$289	$1,694

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(26)	$(26)
Net realized gain on futures contracts	0	0	0	0	820	820
Net realized gain on written options	0	0	0	13	190	203
Net realized gain on swaps	0	573	0	9	36	618
Net realized (loss) on foreign currency transactions	0	0	0	(150)	0	(150)

	$0	$573	$0	$(128)	$1,020	$1,465

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$23	$23
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(435)	(435)
Net change in unrealized (depreciation) on written options	0	0	0	0	(137)	(137)
Net change in unrealized appreciation (depreciation) on swaps	0	5	0	757	(131)	631
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(2,102)	0	(2,102)

	$0	$5	$0	$(1,345)	$(680)	$(2,020)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $15 and open centrally cleared swaps cumulative appreciation/(depreciation) of ($344) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

December 31, 2012

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(326)	$573	$247
BPS	(63)	270	207
BRC	(48)	30	(18)
CBK	(47)	0	(47)
DUB	(129)	270	141
FBF	323	(520)	(197)
GLM	(9)	0	(9)
GST	(10)	0	(10)
HUS	3	0	3
JPM	(36)	11	(25)
MSC	(9)	(25)	(34)
MYC	56	(30)	26
RBC	11	0	11
RYL	154	(260)	(106)
UAG	(6)	0	(6)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of

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Notes to Financial Statements (Cont.)

mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has

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adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair

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Notes to Financial Statements (Cont.)

market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate

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(“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense,

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Notes to Financial Statements (Cont.)

respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and

other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.

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FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (Cont.)

indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure on currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

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Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets

32	PIMCO VARIABLE INSURANCE TRUST

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per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$1,064	$1,675

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“PIMCO Short-Term Floating NAV Portfolios”) to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolios are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolios are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolios may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolios are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolios for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$3,804	$58,717	$(60,600)	$(1)	$(1)	$1,919	$16	$0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the

Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

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Notes to Financial Statements (Cont.)

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$233,098	$240,474	$70,831	$75,310

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	1,601	17,277	3,163	32,129
Issued as reinvestment of distributions
Institutional Class	0	1	0	1
Administrative Class	415	4,469	231	2,331
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(2,348)	(24,939)	(3,768)	(38,047)
Net (decrease) resulting from Portfolio share transactions	(332)	$(3,192)	(374)	$(3,586)

As of December 31, 2012, 3 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 64% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$4,655	$267	$2,820	$(2,924)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$84,409	$3,983	$(1,329)	$2,654

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$4,196	$274	$—
12/31/2011	$1,606	$726	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

ANNUAL REPORT	DECEMBER 31, 2012	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

36	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	IDR	Indonesian Rupiah	USD (or $)	United States Dollar
CNY	Chinese Renminbi	JPY	Japanese Yen	ZAR	South African Rand
DKK	Danish Krone

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CPI	Consumer Price Index	MCDX	Municipal Bond Credit Derivative Index

Other Abbreviations:
ABS	Asset-Backed Security	BBSW	Bank Bill Swap Reference Rate	MBS	Mortgage-Backed Security
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2012	37

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act“), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income“, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.35%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

38	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2012	39

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

40	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2012	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

ANNUAL REPORT	DECEMBER 31, 2012	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

46	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT21AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	36
Glossary	37
Federal Income Tax Information	38
Management of the Trust	39
Privacy Policy	41
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	42

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

United States	27.6%
United Kingdom	13.6%
Netherlands	9.3%
Spain	7.9%
Germany	6.5%
Italy	6.2%
Short-Term Instruments	4.7%
Other	24.2%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012

	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	11.00%	7.85%	5.85%	6.35%
JPMorgan GBI Global ex-US Index Hedged in USD±	5.26%	4.66%	4.42%	5.06%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.76% for Institutional Class shares.

± JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,070.20	$1,021.17
Expenses Paid During Period†	$4.11	$4.01
Net Annualized Expense Ratio	0.79%	0.79%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

An overweight to Agency mortgage-backed securities (“MBS”), non-Agency MBS and European residential mortgage-backed securities (“RMBS”) contributed to performance as spreads on these securities tightened over the reporting period.

»	An overweight to financials, both investment-grade and low-quality, contributed to performance as spreads on these securities tightened over the reporting period.

»	Positions in government-backed securities in Europe contributed to performance as these securities appreciated during the reporting period.

»	An overweight to duration (or sensitivity to changes in market interest rates) in Europe for most of the reporting period contributed to performance as EUR-swap rates fell during the reporting period.

»

An underweight to the Australian dollar and Canadian dollar during portions of the reporting period detracted from performance as these currencies appreciated relative to the U.S. dollar over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Institutional Class
Net asset value beginning of year	$10.33	$9.98	$9.64	$9.58	$10.12
Net investment income (a)	0.27	0.25	0.22	0.38	0.37
Net realized/unrealized gain (loss)	0.85	0.43	0.60	1.11	(0.59)
Total income (loss) from investment operations	1.12	0.68	0.82	1.49	(0.22)
Dividends from net investment income	(0.26)	(0.23)	(0.20)	(0.34)	(0.32)
Distributions from net realized capital gains	(0.39)	(0.10)	(0.28)	(1.07)	0.00
Tax basis return of capital	0.00	0.00	0.00	(0.02)	0.00
Total distributions	(0.65)	(0.33)	(0.48)	(1.43)	(0.32)
Net asset value end of year	$10.80	$10.33	$9.98	$9.64	$9.58
Total return	11.00%	6.91%	8.64%	15.77%	(2.25)%
Net assets end of year (000s)	$21	$19	$18	$16	$14
Ratio of expenses to average net assets	0.79%	0.76%	0.75%	0.76%	0.76%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	2.54%	2.45%	2.21%	3.82%	3.70%
Portfolio turnover rate	356%*	218%*	130%*	459%	655%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$84,655
Investments in Affiliates, at value	1,919
Repurchase agreements, at value	489
Cash	1
Deposits with counterparty	424
Foreign currency, at value	265
Receivable for investments sold	12,942
Receivable for investments sold on a delayed-delivery basis	1,822
Receivable for cross-currency swap exchanges	7,657
OTC swap premiums paid	181
Variation margin receivable on financial derivative instruments	63
Unrealized appreciation on foreign currency contracts	283
Unrealized appreciation on OTC swap agreements	1,090
Receivable for Portfolio shares sold	53
Interest and dividends receivable	776
Dividends receivable from Affiliates	1
Other assets	8
112,629

Liabilities:
Payable for investments purchased	$19,672
Payable for sale-buyback financing transactions	4,001
Written options outstanding	285
Payable for cross-currency swap exchanges	7,619
OTC swap premiums received	117
Variation margin payable on financial derivative instruments	4
Unrealized depreciation on foreign currency contracts	1,391
Unrealized depreciation on OTC swap agreements	14
Deposits from counterparty	835
Payable for Portfolio shares redeemed	115
Accrued investment advisory fees	16
Accrued supervisory and administrative fees	32
Accrued servicing fees	10
34,111

Net Assets	$78,518

Net Assets Consist of:
Paid in capital	$73,701
Undistributed net investment income	565
Accumulated undistributed net realized gain	2,243
Net unrealized appreciation	2,009
$78,518

Net Assets:
Institutional Class	$21
Administrative Class	78,497

Shares Issued and Outstanding:
Institutional Class	2
Administrative Class	7,270

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.80
Administrative Class	10.80

Cost of Investments	$81,763
Cost of Investments in Affiliates	$1,919
Cost of Repurchase Agreements	$489
Cost of Foreign Currency Held	$266
Premiums Received on Written Options	$283

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$2,460
Dividends	19
Dividends from Affiliate investments	16
Total Income	2,495

Expenses:
Investment advisory fees	186
Supervisory and administrative fees	373
Servicing fees – Administrative Class	113
Interest expense	27
Total Expenses	699

Net Investment Income	1,796

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,816
Net realized (loss) on Affiliate investments	(1)
Net realized gain on futures contracts	820
Net realized gain on written options	203
Net realized gain on swaps	618
Net realized (loss) on foreign currency transactions	(12)
Net change in unrealized appreciation on investments	5,074
Net change in unrealized (depreciation) on Affiliate investments	(1)
Net change in unrealized (depreciation) on futures contracts	(435)
Net change in unrealized (depreciation) on written options	(137)
Net change in unrealized appreciation on swaps	631
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,705)
Net Gain	5,871

Net Increase in Net Assets Resulting from Operations	$7,667

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,796	$1,745
Net realized gain	3,445	2,522
Net realized gain (loss) on Affiliate investments	(1)	1
Net change in unrealized appreciation	2,428	551
Net change in unrealized appreciation (depreciation) on Affiliate investments	(1)	1
Net increase resulting from operations	7,667	4,820

Distributions to Shareholders:
From net investment income
Institutional Class	(0)^	(0)^
Administrative Class	(1,693)	(1,605)
From net realized capital gains
Institutional Class	(1)	(0)^
Administrative Class	(2,775)	(726)

Total Distributions	(4,469)	(2,331)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(3,192)	(3,586)

Total Increase (Decrease) in Net Assets	6	(1,097)

Net Assets:
Beginning of year	78,512	79,609
End of year*	$78,518	$78,512

*Including undistributed (overdistributed) net investment income of:	$565	$(21)

**	See note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 4.1%

CORPORATE BONDS & NOTES 3.7%
Australia & New Zealand Banking Group Ltd.
1.000% due 10/06/2015		$700	$705
Commonwealth Bank of Australia
3.492% due 08/13/2014		500	524
ING Bank Australia Ltd.
3.790% due 06/24/2014	AUD	800	835
Westpac Banking Corp.
1.250% due 12/15/2017		$800	800

			2,864

MORTGAGE-BACKED SECURITIES 0.2%
Puma Finance Ltd.
3.547% due 08/22/2037	AUD	79	80
Torrens Trust
3.560% due 10/19/2038		111	113

			193

SOVEREIGN ISSUES 0.2%
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025		100	135

Total Australia (Cost $2,951)			3,192

BELGIUM 1.7%

SOVEREIGN ISSUES 1.7%
Belgium Government International Bond
3.500% due 06/28/2017	EUR	900	1,333

Total Belgium (Cost $1,209)			1,333

CANADA 0.6%

SOVEREIGN ISSUES 0.6%
Province of British Columbia
4.300% due 06/18/2042	CAD	100	119
Province of Ontario
6.200% due 06/02/2031		100	140
Province of Quebec
4.250% due 12/01/2021		200	225

Total Canada (Cost $450)			484

CAYMAN ISLANDS 0.6%

ASSET-BACKED SECURITIES 0.6%
Kingsland Ltd.
0.560% due 06/13/2019		$283	282
Stanfield Bristol CLO Ltd.
0.570% due 10/15/2019		221	218

Total Cayman Islands (Cost $497)			500

DENMARK 0.0%

CORPORATE BONDS & NOTES 0.0%
Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	22	4

Total Denmark (Cost $2)			4

FRANCE 5.5%

CORPORATE BONDS & NOTES 5.1%
BNP Paribas Home Loan SFH
4.750% due 05/28/2013	EUR	300	403
Cie de Financement Foncier S.A.
2.250% due 01/25/2013		200	264

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Agricole Home Loan SFH
1.069% due 07/21/2014		$400	$401
Dexia Credit Local S.A.
0.793% due 04/29/2014		400	395
2.750% due 01/10/2014		1,800	1,817
2.750% due 04/29/2014		700	715

			3,995

SOVEREIGN ISSUES 0.4%
Caisse d’Amortissement de la Dette Sociale
3.500% due 07/01/2014		300	314

Total France (Cost $4,291)			4,309

GERMANY 7.2%

CORPORATE BONDS & NOTES 4.1%
FMS Wertmanagement AoR
3.375% due 06/17/2021	EUR	400	608
KFW
0.625% due 05/29/2015		600	802
2.000% due 11/30/2015		600	832
2.750% due 09/07/2015	GBP	300	514
6.250% due 05/19/2021	AUD	400	476

			3,232

SOVEREIGN ISSUES 3.1%
Republic of Germany
3.250% due 07/04/2021	EUR	100	155
4.000% due 01/04/2037		700	1,257
5.500% due 01/04/2031		500	1,010

			2,422

Total Germany (Cost $5,245)			5,654

IRELAND 1.8%

CORPORATE BONDS & NOTES 1.8%
Depfa ACS Bank
3.875% due 07/15/2013	EUR	300	402
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016		700	1,003

Total Ireland (Cost $1,367)			1,405

ITALY 6.9%

ASSET-BACKED SECURITIES 0.5%
Berica ABS SRL
0.485% due 12/30/2055	EUR	300	373

CORPORATE BONDS & NOTES 0.5%
Intesa Sanpaolo SpA
6.500% due 02/24/2021		$400	422

MORTGAGE-BACKED SECURITIES 0.5%
Berica Residential MBS SRL
0.646% due 03/31/2048	EUR	310	364

SOVEREIGN ISSUES 5.4%
Italy Buoni Poliennali Del Tesoro
2.000% due 06/01/2013		200	265
3.000% due 04/15/2015		300	403
3.000% due 11/01/2015		100	134
3.750% due 03/01/2021		100	130
4.250% due 02/01/2019		200	273
4.750% due 09/15/2016		200	283
4.750% due 05/01/2017		100	141

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 06/01/2017	EUR	200	$281
5.000% due 03/01/2022		200	278
5.000% due 08/01/2039		100	132
5.000% due 09/01/2040		200	265
5.500% due 09/01/2022		200	287
5.750% due 02/01/2033		200	288
Republic of Italy Government Bond
3.125% due 01/26/2015		$100	102
4.750% due 01/25/2016		500	524
5.250% due 09/20/2016		100	106
6.000% due 08/04/2028	GBP	200	323

			4,215

Total Italy (Cost $4,962)			5,374

JERSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%
HBOS Capital Funding LP
6.461% due 11/30/2018 (d)	GBP	200	296

Total Jersey, Channel Islands (Cost $271)			296

MEXICO 1.8%

SOVEREIGN ISSUES 1.8%
Mexico Government International Bond
6.250% due 06/16/2016	MXN	6,200	500
6.500% due 06/10/2021		7,400	621
10.000% due 12/05/2024		2,800	304

Total Mexico (Cost $1,299)			1,425

NETHERLANDS 10.3%

CORPORATE BONDS & NOTES 1.4%
ABN AMRO Bank NV
3.250% due 01/18/2013	EUR	200	264
Fortis Bank Nederland NV
3.375% due 05/19/2014		500	690
LeasePlan Corp. NV
3.250% due 05/22/2014		100	138

			1,092

SOVEREIGN ISSUES 8.9%
Netherlands Government Bond
1.250% due 01/15/2018		100	136
2.250% due 07/15/2022		1,200	1,690
3.250% due 07/15/2021		500	763
3.500% due 07/15/2020		200	309
4.000% due 07/15/2019		1,400	2,209
4.500% due 07/15/2017		1,200	1,873

			6,980

Total Netherlands (Cost $7,510)			8,072

NEW ZEALAND 4.8%

SOVEREIGN ISSUES 4.8%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	1,700	1,553
5.500% due 04/15/2023		1,000	966
6.000% due 05/15/2021		1,300	1,279

Total New Zealand (Cost $3,515)			3,798

NORWAY 1.0%

CORPORATE BONDS & NOTES 0.5%
DNB Boligkreditt A/S
2.375% due 07/20/2016	EUR	300	416

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.5%
Kommunalbanken A/S
0.690% due 03/27/2017		$400	$403

Total Norway (Cost $786)			819

SOUTH AFRICA 0.0%

SOVEREIGN ISSUES 0.0%
South Africa Government International Bond
8.250% due 09/15/2017	ZAR	200	26

Total South Africa (Cost $26)			26

SOUTH KOREA 0.2%

CORPORATE BONDS & NOTES 0.2%
Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	100	135

Total South Korea (Cost $154)			135

SPAIN 8.8%

CORPORATE BONDS & NOTES 0.7%
Banco Bilbao Vizcaya Argentaria S.A.
3.000% due 10/09/2014	EUR	200	267
Banco Espanol de Credito S.A.
4.250% due 09/16/2014		200	272

			539

SOVEREIGN ISSUES 8.1%
Autonomous Community of Madrid Spain
4.305% due 03/06/2014		400	529
Fondo de Reestructuracion Ordenada Bancaria
4.400% due 10/21/2013		100	134
Instituto de Credito Oficial
1.934% due 03/25/2014		100	129
6.125% due 02/27/2014	AUD	200	201
Spain Government International Bond
3.250% due 04/30/2016	EUR	100	131
3.625% due 06/17/2013		$100	100
3.750% due 10/31/2015	EUR	200	266
3.800% due 01/31/2017		400	527
4.000% due 07/30/2015		500	675
4.200% due 01/31/2037		100	106
4.250% due 10/31/2016		1,500	2,016
4.500% due 01/31/2018		200	266
4.600% due 07/30/2019		100	132
5.500% due 07/30/2017		700	980
5.850% due 01/31/2022		100	138

			6,330

Total Spain (Cost $6,576)			6,869

SUPRANATIONAL 4.3%

CORPORATE BONDS & NOTES 4.3%
Council of Europe Development Bank
5.625% due 12/14/2015	AUD	800	876
Eurofima
5.625% due 10/24/2016		200	222
European Investment Bank
6.000% due 08/06/2020		700	805
European Union
3.250% due 04/04/2018	EUR	300	448
3.500% due 06/04/2021		200	307
Inter-American Development Bank
6.000% due 02/26/2021	AUD	600	717

Total Supranational (Cost $3,336)			3,375

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 15.2%

CORPORATE BONDS & NOTES 1.3%
HBOS PLC
6.750% due 05/21/2018		$100	$108
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (d)		200	232
Royal Bank of Scotland PLC
2.750% due 08/18/2014	EUR	500	668

			1,008

MORTGAGE-BACKED SECURITIES 3.3%
Arran Residential Mortgages Funding PLC
1.391% due 05/16/2047		12	16
Eurosail PLC
0.679% due 06/10/2044	GBP	73	112
Fosse Master Issuer PLC
2.633% due 10/18/2054		200	334
Granite Master Issuer PLC
0.551% due 12/20/2054		$100	93
Holmes Master Issuer PLC
1.610% due 10/15/2054	EUR	346	460
Mansard Mortgages PLC
1.169% due 12/15/2049	GBP	348	527
Newgate Funding PLC
1.519% due 12/15/2050		400	527
Unite USAF PLC
0.715% due 03/31/2017		300	481

			2,550

SOVEREIGN ISSUES 10.6%
United Kingdom Gilt
0.125% due 03/22/2024 (c)		912	1,602
1.875% due 11/22/2022 (c)		1,194	2,487
4.250% due 06/07/2032		300	601
4.250% due 09/07/2039 (g)		400	792
4.250% due 12/07/2040 (g)		100	198
4.500% due 09/07/2034		100	206
4.750% due 12/07/2030 (g)		900	1,916
6.000% due 12/07/2028		200	482

			8,284

Total United Kingdom (Cost $11,224)			11,842

UNITED STATES 30.4%

ASSET-BACKED SECURITIES 1.6%
Amortizing Residential Collateral Trust
0.790% due 07/25/2032		$1	1
0.910% due 10/25/2031		2	1
Amresco Residential Securities Mortgage Loan Trust
1.150% due 06/25/2029		1	1
Bear Stearns Asset-Backed Securities Trust
0.280% due 12/25/2036		27	26
Credit Suisse First Boston Mortgage Securities Corp.
0.830% due 01/25/2032		2	1
First Alliance Mortgage Loan Trust
0.441% due 12/20/2027		1	1
Indymac Residential Asset-Backed Trust
0.660% due 08/25/2035		200	178
Long Beach Mortgage Loan Trust
0.770% due 10/25/2034		12	11
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046		241	152
Residential Asset Securities Corp. Trust
0.710% due 07/25/2032 ^		3	2

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.815% due 10/25/2017		$265	$266
1.815% due 04/25/2023		575	600
Structured Asset Securities Corp.
0.790% due 01/25/2033		3	2

			1,242

BANK LOAN OBLIGATIONS 0.5%
Springleaf Financial Funding Co.
5.500% due 05/10/2017		400	398

CORPORATE BONDS & NOTES 5.1%
Ally Financial, Inc.
3.709% due 06/20/2014		200	206
4.625% due 06/26/2015		100	104
American International Group, Inc.
8.000% due 05/22/2068	EUR	400	612
BA Covered Bond Issuer
4.250% due 08/03/2017		200	292
CIT Group, Inc.
5.250% due 04/01/2014		$300	312
Citigroup, Inc.
0.593% due 11/05/2014		400	397
International Lease Finance Corp.
6.750% due 09/01/2016		200	225
Jones Group, Inc.
5.125% due 11/15/2014		200	206
Lehman Brothers Holdings, Inc.
1.000% due 01/24/2013 ^		300	72
1.000% due 05/02/2018 ^		200	49
Merrill Lynch & Co., Inc.
0.456% due 01/31/2014	EUR	100	131
Universal Health Services, Inc.
7.125% due 06/30/2016		$1,000	1,145
WM Covered Bond Program
4.375% due 09/16/2014	EUR	200	278

			4,029

MORTGAGE-BACKED SECURITIES 6.3%
American Home Mortgage Investment Trust
2.010% due 09/25/2045		$107	103
Banc of America Large Loan, Inc.
2.509% due 11/15/2015		366	366
Banc of America Mortgage Trust
3.006% due 02/25/2036		99	83
Bear Stearns Adjustable Rate Mortgage Trust
2.570% due 03/25/2035		98	99
2.708% due 08/25/2033		5	5
3.078% due 03/25/2035		11	11
5.141% due 08/25/2035		64	65
Bear Stearns Alt-A Trust
0.370% due 02/25/2034		105	101
2.882% due 11/25/2035 ^		62	44
2.924% due 11/25/2036		148	99
2.942% due 03/25/2036 ^		131	81
3.001% due 09/25/2035		68	54
5.433% due 08/25/2036 ^		82	56
Bear Stearns Structured Products, Inc.
2.829% due 12/26/2046		55	31
Citigroup Mortgage Loan Trust, Inc.
2.270% due 09/25/2035		19	19
2.340% due 09/25/2035		32	31
Countrywide Alternative Loan Trust
0.421% due 03/20/2046		128	85
0.490% due 02/25/2037		108	70

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.140% due 12/25/2035	$163	$117
1.581% due 11/25/2035	28	20
5.250% due 06/25/2035	22	20
Countrywide Home Loan Mortgage Pass-Through Trust
0.440% due 05/25/2035	53	42
0.530% due 03/25/2035	114	75
0.540% due 02/25/2035	14	12
2.934% due 11/25/2034	19	18
3.026% due 08/25/2034	56	49
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	2	2
CSMC Mortgage-Backed Trust
5.863% due 02/25/2037 ^	255	167
DBUBS Mortgage Trust
0.246% due 11/10/2046 (a)	400	8
1.392% due 11/10/2046 (a)	975	47
GSR Mortgage Loan Trust
2.649% due 09/25/2035	300	280
2.774% due 01/25/2036	165	143
Harborview Mortgage Loan Trust
2.764% due 05/19/2033	10	10
Indymac Index Mortgage Loan Trust
0.450% due 07/25/2035	46	38
JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	6	6
JPMorgan Mortgage Trust
2.536% due 07/27/2037	209	169
4.151% due 02/25/2036 ^	98	85
Mellon Residential Funding Corp.
0.649% due 12/15/2030	16	16
Merrill Lynch Floating Trust
0.751% due 07/09/2021	161	160
Merrill Lynch Mortgage Investors Trust
1.760% due 10/25/2035	28	28
Morgan Stanley Mortgage Loan Trust
2.514% due 06/25/2036	109	102
Residential Accredit Loans, Inc. Trust
0.360% due 02/25/2047	55	31
0.390% due 06/25/2046	449	206
0.420% due 04/25/2046	122	58
Structured Adjustable Rate Mortgage Loan Trust
2.824% due 04/25/2034	18	18
Structured Asset Mortgage Investments, Inc.
0.420% due 05/25/2046	22	13
0.430% due 05/25/2036	155	103
0.430% due 09/25/2047	200	112
0.440% due 05/25/2045	41	30
0.790% due 07/19/2034	7	7
0.870% due 09/19/2032	6	5
0.910% due 03/19/2034	11	11
1.665% due 08/25/2047	71	52
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	189	50
Thornburg Mortgage Securities Trust
1.460% due 06/25/2047	35	31
5.750% due 06/25/2047	113	104
Wachovia Mortgage Loan Trust LLC
3.032% due 10/20/2035	300	266
WaMu Mortgage Pass-Through Certificates
0.440% due 04/25/2045	15	14
0.520% due 01/25/2045	13	13

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.145% due 06/25/2046	$77	$68
1.160% due 02/25/2046	171	157
2.120% due 03/25/2033	25	25
2.261% due 02/27/2034	12	12
2.471% due 03/25/2035	157	156
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.106% due 07/25/2046 ^	50	25
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 07/25/2036 ^	137	120
2.661% due 06/25/2035	69	71
2.685% due 04/25/2036	21	21
2.760% due 03/25/2036	190	184

		4,980

MUNICIPAL BONDS & NOTES 0.6%
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	200	255
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.790% due 06/15/2041	100	115
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	100	127

		497

	SHARES
PREFERRED SECURITIES 0.6%
DG Funding Trust
2.829% due 01/30/2013 (d)	65	477
SLM Corp. CPI Linked Security
4.041% due 01/16/2018	900	21

		498

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 13.7%
Fannie Mae
0.330% due 03/25/2034	$15	14
0.360% due 08/25/2034	9	9
0.560% due 09/25/2042	33	33
0.640% due 11/25/2040	262	264
0.660% due 11/25/2040	295	297
1.366% due 10/01/2044	34	35
2.377% due 12/01/2034	11	11
2.492% due 11/01/2034	92	99
2.713% due 05/25/2035	32	34
3.500% due 11/01/2021 - 01/01/2043	3,098	3,306
4.000% due 02/01/2043	3,000	3,215
5.480% due 07/01/2018	200	215
6.000% due 07/25/2044	23	25
Freddie Mac
0.709% due 12/15/2032	30	30
0.809% due 12/15/2037	120	121
1.360% due 10/25/2044	91	91
2.335% due 02/01/2029	9	10
2.625% due 03/01/2035	37	39
2.850% due 04/01/2035	197	209

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
1.750% due 04/20/2028 - 06/20/2030		$4	$4
2.000% due 04/20/2030 - 05/20/2030		3	3
NCUA Guaranteed Notes
0.683% due 11/05/2020		1,754	1,760
0.773% due 12/08/2020		418	421
Tennessee Valley Authority
6.250% due 12/15/2017		400	505

			10,750

U.S. TREASURY OBLIGATIONS 2.0%
U.S. Treasury Bonds
3.000% due 05/15/2042 (j)		500	508
3.125% due 11/15/2041 (j)		200	209
3.750% due 08/15/2041		200	234
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017 (h)(j)		407	436
2.375% due 01/15/2025 (h)		123	166

			1,553

Total United States (Cost $24,305)			23,947

SHORT-TERM INSTRUMENTS 5.2%

REPURCHASE AGREEMENTS 0.6%
State Street Bank and Trust Co.
0.010% due 01/02/2013		$489	489

(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $499. Repurchase proceeds are $489.)

MEXICO TREASURY BILLS 1.5%
4.563% due 04/04/2013	MXN	15,000	1,148

U.S. TREASURY BILLS 0.7%
0.154% due 05/02/2013 - 12/12/2013 (b)(j)		$570	569

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 2.4%
PIMCO Short-Term Floating NAV Portfolio		191,729	1,919

Total Short-Term Instruments (Cost $4,114)			4,125

PURCHASED OPTIONS (i) 0.1%
(Cost $81)			79

Total Investments 110.9% (Cost $84,171)			$87,063

Written Options (m) (0.4%) (Premiums $283)			(285)

Other Assets and Liabilities (Net) (10.5%)			(8,260)

Net Assets 100.0%			$78,518

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.
(e)	Affiliated to the Portfolio.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $6,941 at a weighted average interest rate of 0.393%.
(g)	Securities with an aggregate market value of $3,929 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BPS	0.488%	11/16/2012	02/15/2013	GBP 1,215	$(1,949)
UAG	0.479%	11/16/2012	02/15/2013	745	(1,217)
	0.488%	11/16/2012	02/15/2013	521	(835)

					$(4,001)

(1)	Payable for Sale-Buyback Financing Transactions includes $15 of deferred price drop on sale-buyback financing transactions.

(h)	Securities with an aggregate market value of $144 and cash of $125 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor September Futures	Long	09/2015	65	$31
Australia Government 3-Year Bond March Futures	Long	03/2013	2	0
Canada Government 10-Year Bond March Futures	Long	03/2013	1	(1)
Euro-Bobl March Futures	Long	03/2013	22	19
Euro-Bund 10-Year Bond March Futures	Long	03/2013	7	9
Euro-Bund 10-Year Bond March Futures	Short	03/2013	2	(2)
Japan Government 10-Year Bond March Futures	Long	03/2013	4	(33)
U.S. Treasury 5-Year Note March Futures	Long	03/2013	16	(3)
U.S. Treasury 10-Year Note March Futures	Long	03/2013	23	(14)
U.S. Treasury 30-Year Bond March Futures	Short	03/2013	15	16
United Kingdom Government 10-Year Gilt March Futures	Short	03/2013	7	(7)

				$15

(i)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Cash of $299 has been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	2.250%	06/20/2022	$		8,700	$(412)	$(347)
Pay	6-Month JPY-LIBOR	1.000%	03/21/2023		JPY	200,000	26	3

							$(386)	$(344)

(j)	Securities with an aggregate market value of $1,154 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.
(k)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Jones Group, Inc.	BOA	(5.000%	)	12/20/2014	1.537%	$	200	$(14)	$(13)	$(1)
Marsh & McLennan Cos., Inc.	BRC	(1.160%	)	09/20/2014	0.154%		200	(4)	0	(4)
United Kingdom Gilt	BPS	(1.000%	)	12/20/2017	0.390%		200	(6)	(5)	(1)
United Kingdom Gilt	GST	(1.000%	)	12/20/2017	0.390%		100	(2)	(2)	0
Universal Health Services, Inc.	BOA	(1.250%	)	06/20/2016	1.156%		1,000	(4)	0	(4)
Viacom, Inc.	BOA	(1.110%	)	12/20/2017	0.802%		200	(3)	0	(3)
Vivendi S.A.	BPS	(1.780%	)	06/20/2013	0.228%		100	(1)	0	(1)

								$(34)	$(20)	$(14)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Credit Default Swaps on Corporate, Sovereign and U.S. Municipal Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Australia Government Bond	DUB	1.000%	09/20/2016	0.289%	$	200	$5	$3	$2
Australia Government Bond	UAG	1.000%	09/20/2016	0.289%		200	6	3	3
BP Capital Markets America, Inc.	BRC	1.000%	12/20/2015	0.339%		400	8	(7)	15
Italy Government International Bond	CBK	1.000%	06/20/2017	2.645%		100	(7)	(15)	8
Italy Government International Bond	DUB	1.000%	06/20/2017	2.645%		200	(14)	(31)	17
Italy Government International Bond	GST	1.000%	06/20/2017	2.645%		100	(7)	(17)	10
Pennsylvania State General Obligation Bonds, Series 2005	MYC	1.400%	03/20/2021	1.177%		200	3	0	3
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.202%		100	2	1	1
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.202%		300	7	3	4

							$3	$(60)	$63

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)		Market Value (6)	Premiums (Received)	Unrealized Appreciation
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015	$	500	$(4)	$(18)	$14

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cross-Currency Swaps
Receive	Pay	Maturity Date (7)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.353% based on the notional amount of currency received	03/15/2013	JPM	$	1,870	JPY	155,210	$79	$1	$78
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.720% based on the notional amount of currency received	06/23/2014	BPS		1,267		100,000	118	2	116
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.755% based on the notional amount of currency received	05/15/2014	BPS		700		56,000	57	(4)	61
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.783% based on the notional amount of currency received	05/15/2014	DUB		1,259		100,000	111	0	111
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.785% based on the notional amount of currency received	05/15/2014	BOA		1,261		100,000	113	1	112
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.790% based on the notional amount of currency received	05/15/2014	BPS		1,300		100,000	152	38	114

								$630	$38	$592

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	DUB	AUD	200	$21	$(1)	$22
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	FBF	JPY	430,000	346	117	229
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	RYL		150,000	121	41	80
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	HUS	MXN	3,100	10	1	9
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	MYC		5,300	17	(6)	23
Pay	28-Day MXN-TIIE	5.800%	06/08/2016	HUS		600	1	0	1
Pay	28-Day MXN-TIIE	6.750%	06/08/2016	BRC		1,700	7	1	6
Pay	28-Day MXN-TIIE	6.750%	06/08/2016	HUS		1,400	6	1	5
Pay	28-Day MXN-TIIE	6.750%	06/08/2016	MYC		11,900	46	11	35
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		3,300	2	(1)	3
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		500	0	0	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		9,100	6	(2)	8

							$583	$162	$421

(l)	Purchased options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	1,000	$81	$79

(m)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.400%	03/18/2013	$	300	$2	$(7)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		300	7	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		4,000	76	(63)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		2,200	11	(54)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		2,200	61	(1)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		3,700	44	(144)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		3,700	70	0
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		400	5	(16)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		400	7	0

								$283	$(285)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount		Premium
Balance at 12/31/2011	0	$	22,500	$165
Sales	42		23,210	338
Closing Buys	(42)		(27,510)	(215)
Expirations	0		0	0
Exercised	0		(1,000)	(5)

Balance at 12/31/2012	0	$	17,200	$283

(n)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	2,569	$	2,680	DUB	$17	$0	$17
01/2013		215		226	MSC	3	0	3
01/2013		1,617		1,703	RYL	27	0	27
01/2013	EUR	9,596		12,378	BOA	0	(288)	(288)
01/2013		9,597		12,428	BPS	0	(239)	(239)
01/2013		443		573	BRC	0	(12)	(12)
01/2013		162		211	CBK	0	(3)	(3)
01/2013		672		879	JPM	0	(8)	(8)
01/2013	JPY	62,016		735	BRC	19	0	19
01/2013		19,932		236	CBK	6	0	6
01/2013		2,318		28	MSC	1	0	1
01/2013		4,701		57	RBC	3	0	3

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	JPY	78,488	$	925	RYL	$19	$0	$19
01/2013		70,367		842	UAG	30	0	30
01/2013	NZD	4,668		3,786	BOA	0	(70)	(70)
01/2013	$	7,925	EUR	5,979	BOA	0	(33)	(33)
01/2013		7,947		6,021	BRC	1	0	1
01/2013		2,251		1,722	DUB	22	0	22
01/2013		399		308	RBC	8	0	8
01/2013		178		136	RYL	2	0	2
01/2013		8,373		6,304	UAG	3	(55)	(52)
01/2013		110	GBP	68	DUB	0	0	0
01/2013		153	IDR	1,500,230	MSC	0	0	0
01/2013		1,461	JPY	119,804	DUB	0	(78)	(78)
01/2013		243		20,298	FBF	0	(9)	(9)
01/2013		391		32,604	RYL	0	(14)	(14)
01/2013		38	ZAR	335	HUS	1	0	1
01/2013	ZAR	449	$	51	JPM	0	(2)	(2)
02/2013	BRL	616		293	HUS	0	(7)	(7)
02/2013		171		81	JPM	0	(2)	(2)
02/2013		190		90	UAG	0	(3)	(3)
02/2013	CNY	4,789		747	DUB	0	(14)	(14)
02/2013		1,282		202	HUS	0	(2)	(2)
02/2013		12,154		1,908	JPM	0	(24)	(24)
02/2013	EUR	5,979		7,928	BOA	34	0	34
02/2013		3,660		4,689	BPS	0	(144)	(144)
02/2013		5,978		7,894	BRC	1	0	1
02/2013		5,978		7,947	UAG	54	0	54
02/2013	$	156	BRL	324	BRC	2	0	2
02/2013		2		3	HUS	0	0	0
02/2013		346		721	UAG	5	0	5
02/2013		492	CNY	3,091	JPM	0	(1)	(1)
02/2013		1,689	EUR	1,275	CBK	0	(6)	(6)
02/2013		171		129	DUB	0	0	0
02/2013		393		298	RYL	0	0	0
03/2013	CAD	465	$	471	CBK	4	0	4
03/2013	GBP	2,878		4,634	BOA	0	(40)	(40)
03/2013		2,874		4,603	JPM	0	(65)	(65)
03/2013		316		513	UAG	0	0	0
03/2013	$	146	CAD	145	RYL	0	(1)	(1)
03/2013		142	GBP	88	BRC	1	0	1
03/2013		232		144	RYL	2	0	2
03/2013		390		243	UAG	4	0	4
04/2013	MXN	14,767	$	1,124	GLM	0	(9)	(9)
04/2013		1,602		121	HUS	0	(2)	(2)
04/2013		20,459		1,565	JPM	0	(4)	(4)
04/2013		3,836		290	MSC	0	(4)	(4)
04/2013		1,283		97	UAG	0	(1)	(1)
04/2013	$	447	MXN	5,811	BRC	3	(4)	(1)
04/2013		276		3,556	CBK	0	(3)	(3)
04/2013		319		4,284	FBF	10	0	10
04/2013		174		2,243	HUS	0	(2)	(2)
04/2013		29		372	JPM	0	(1)	(1)
04/2013		455		5,854	MSC	0	(6)	(6)
04/2013		1,283		16,577	UAG	1	(13)	(12)
05/2013	EUR	460	$	581	BOA	0	(27)	(27)
05/2013		1,538		1,972	BRC	0	(61)	(61)
05/2013		509		648	FBF	0	(24)	(24)
05/2013		569		720	UAG	0	(32)	(32)
08/2013	$	319	CNY	2,000	DUB	0	(3)	(3)
08/2013		780		4,925	UAG	0	(1)	(1)
04/2014		72		438	BRC	0	(3)	(3)
04/2014		104		633	CBK	0	(4)	(4)
04/2014		27		164	GST	0	(1)	(1)
04/2014		48		292	HUS	0	(2)	(2)
04/2014		46		280	JPM	0	(2)	(2)
04/2014		45		275	RYL	0	(2)	(2)
04/2014		96		584	UAG	0	(4)	(4)
09/2015		70		430	BOA	0	(3)	(3)
09/2015		155		942	BRC	0	(8)	(8)
09/2015		578		3,493	CBK	0	(36)	(36)
09/2015		106		640	JPM	0	(6)	(6)
09/2015		70		431	MSC	0	(3)	(3)

						$283	$(1,391)	$(1,108)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

(o)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Australia
Corporate Bonds & Notes	$0	$2,864	$0	$2,864
Mortgage-Backed Securities	0	193	0	193
Sovereign Issues	0	135	0	135
Belgium
Sovereign Issues	0	1,333	0	1,333
Canada
Sovereign Issues	0	484	0	484
Cayman Islands
Asset-Backed Securities	0	500	0	500
Denmark
Corporate Bonds & Notes	0	4	0	4
France
Corporate Bonds & Notes	0	3,995	0	3,995
Sovereign Issues	0	314	0	314
Germany
Corporate Bonds & Notes	0	3,232	0	3,232
Sovereign Issues	0	2,422	0	2,422
Ireland
Corporate Bonds & Notes	0	1,405	0	1,405
Italy
Asset-Backed Securities	0	373	0	373
Corporate Bonds & Notes	0	422	0	422
Mortgage-Backed Securities	0	364	0	364
Sovereign Issues	0	4,215	0	4,215
Jersey, Channel Islands
Corporate Bonds & Notes	0	296	0	296
Mexico
Sovereign Issues	0	1,425	0	1,425
Netherlands
Corporate Bonds & Notes	0	1,092	0	1,092
Sovereign Issues	0	6,980	0	6,980
New Zealand
Sovereign Issues	0	3,798	0	3,798
Norway
Corporate Bonds & Notes	0	416	0	416
Sovereign Issues	0	403	0	403
South Africa
Sovereign Issues	0	26	0	26
South Korea
Corporate Bonds & Notes	0	135	0	135

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Spain
Corporate Bonds & Notes	$0	$539	$0	$539
Sovereign Issues	0	6,330	0	6,330
Supranational
Corporate Bonds & Notes	0	3,375	0	3,375
United Kingdom
Corporate Bonds & Notes	0	1,008	0	1,008
Mortgage-Backed Securities	0	2,550	0	2,550
Sovereign Issues	0	8,284	0	8,284
United States
Asset-Backed Securities	0	1,242	0	1,242
Bank Loan Obligations	0	398	0	398
Corporate Bonds & Notes	0	4,029	0	4,029
Mortgage-Backed Securities	0	4,980	0	4,980
Municipal Bonds & Notes	0	497	0	497
Preferred Securities	21	0	477	498
U.S. Government Agencies	0	8,569	2,181	10,750
U.S. Treasury Obligations	0	1,553	0	1,553
Short-Term Instruments
Repurchase Agreements	0	489	0	489
Mexico Treasury Bills	0	1,148	0	1,148
U.S. Treasury Bills	0	569	0	569
Central Funds Used for Cash Management Purposes	1,919	0	0	1,919
Purchased Options
Interest Rate Contracts	0	79	0	79
	$1,940	$82,465	$2,658	$87,063

Financial Derivative Instruments - Assets
Credit Contracts	0	77	0	77
Foreign Exchange Contracts	0	875	0	875
Interest Rate Contracts	75	424	0	499
	$75	$1,376	$0	$1,451

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(14)	0	(14)
Foreign Exchange Contracts	0	(1,391)	0	(1,391)
Interest Rate Contracts	(60)	(632)	0	(692)
	$(60)	$(2,037)	$0	$(2,097)

Totals	$1,955	$81,804	$2,658	$86,417

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (2)
Investments, at value
Japan
Mortgage-Backed Securities	$30	$0	$(31)	$0	$10	$(9)	$0	$0	$0	$0
United States
Preferred Securities	488	0	0	0	0	(11)	0	0	477	(11)
U.S. Government Agencies	2,407	0	(232)	0	0	6	0	0	2,181	6

Totals	$2,925	$0	$(263)	$0	$10	$(14)	$0	$0	$2,658	$(5)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
United States
Preferred Securities	$477	Benchmark Pricing	Base Price	$ 7,393.89
U.S. Government Agencies	2,181	Third Party Vendor	Broker Quote	100.34-100.50

Total	$2,658

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$79	$79
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	63	63
Unrealized appreciation on foreign currency contracts	0	0	0	283	0	283
Unrealized appreciation on OTC swap agreements	0	77	0	592	421	1,090

	$0	$77	$0	$875	$563	$1,515

Liabilities:
Written options outstanding	$0	$0	$0	$0	$285	$285
Variation margin payable on financial derivative instruments (2)	0	0	0	0	4	4
Unrealized depreciation on foreign currency contracts	0	0	0	1,391	0	1,391
Unrealized depreciation on OTC swap agreements	0	14	0	0	0	14

	$0	$14	$0	$1,391	$289	$1,694

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(26)	$(26)
Net realized gain on futures contracts	0	0	0	0	820	820
Net realized gain on written options	0	0	0	13	190	203
Net realized gain on swaps	0	573	0	9	36	618
Net realized (loss) on foreign currency transactions	0	0	0	(150)	0	(150)

	$0	$573	$0	$(128)	$1,020	$1,465

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$23	$23
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(435)	(435)
Net change in unrealized (depreciation) on written options	0	0	0	0	(137)	(137)
Net change in unrealized appreciation (depreciation) on swaps	0	5	0	757	(131)	631
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(2,102)	0	(2,102)

	$0	$5	$0	$(1,345)	$(680)	$(2,020)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $15 and open centrally cleared swaps cumulative appreciation/(depreciation) of ($344) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

December 31, 2012

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(326)	$573	$247
BPS	(63)	270	207
BRC	(48)	30	(18)
CBK	(47)	0	(47)
DUB	(129)	270	141
FBF	323	(520)	(197)
GLM	(9)	0	(9)
GST	(10)	0	(10)
HUS	3	0	3
JPM	(36)	11	(25)
MSC	(9)	(25)	(34)
MYC	56	(30)	26
RBC	11	0	11
RYL	154	(260)	(106)
UAG	(6)	0	(6)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

(“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense,

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Notes to Financial Statements (Cont.)

respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and

other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.

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FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts

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Notes to Financial Statements (Cont.)

are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded

28	PIMCO VARIABLE INSURANCE TRUST

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as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on

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Notes to Financial Statements (Cont.)

indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure on currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

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If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things,

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Notes to Financial Statements (Cont.)

initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations.

Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except

PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$1,064	$1,675

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“PIMCO Short-Term Floating NAV Portfolios”) to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolios are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolios are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolios may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolios are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolios for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$3,804	$58,717	$(60,600)	$(1)	$(1)	$1,919	$16	$0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the

Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

ANNUAL REPORT	DECEMBER 31, 2012	33

Notes to Financial Statements (Cont.)

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$233,098	$240,474	$70,831	$75,310

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	1,601	17,277	3,163	32,129
Issued as reinvestment of distributions
Institutional Class	0	1	0	1
Administrative Class	415	4,469	231	2,331
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(2,348)	(24,939)	(3,768)	(38,047)
Net (decrease) resulting from Portfolio share transactions	(332)	$(3,192)	(374)	$(3,586)

As of December 31, 2012, 3 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 64% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$4,655	$267	$2,820	$(2,924)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$84,409	$3,983	$(1,329)	$2,654

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$4,196	$274	$—
12/31/2011	$1,606	$726	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

ANNUAL REPORT	DECEMBER 31, 2012	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

36	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	IDR	Indonesian Rupiah	USD (or $)	United States Dollar
CNY	Chinese Renminbi	JPY	Japanese Yen	ZAR	South African Rand
DKK	Danish Krone

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CPI	Consumer Price Index	MCDX	Municipal Bond Credit Derivative Index

Other Abbreviations:
ABS	Asset-Backed Security	BBSW	Bank Bill Swap Reference Rate	MBS	Mortgage-Backed Security
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2012	37

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act“), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income“, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.35%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

38	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2012	39

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

40	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2012	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

ANNUAL REPORT	DECEMBER 31, 2012	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

46	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT23AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Foreign Bond Portfolio (Unhedged)

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	35
Glossary	36
Federal Income Tax Information	37
Management of the Trust	38
Privacy Policy	40
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	41

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

United States	19.1%
United Kingdom	17.9%
Germany	11.8%
Netherlands	8.4%
Spain	7.8%
Italy	5.8%
Short-Term Instruments	5.6%
France	5.2%
Other	18.4%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012

	1 Year	Class Inception (04/30/2008)
PIMCO Foreign Bond Portfolio (Unhedged) Administrative Class	5.50%	7.15%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD±	1.01%	4.57%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.90% for Administrative Class shares.

± JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,047.10	$1,020.41
Expenses Paid During Period†	$4.84	$4.77
Net Annualized Expense Ratio	0.94%	0.94%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

An overweight to Agency mortgage-backed securities (“MBS”), non-Agency MBS and European residential mortgage-backed securities (“RMBS”) contributed to performance as spreads on these securities tightened over the reporting period.

»	An overweight to financials, both investment-grade and low-quality, contributed to performance as spreads on these securities tightened over the reporting period.

»	An overweight to government-backed securities in Europe contributed to performance as these securities appreciated over the reporting period.

»

An overweight to covered bonds in Germany and France, as well as an overweight to municipal bonds in the U.S., contributed to performance as prices of these securities rose during the reporting period.

»	An overweight to Mexican and Brazilian government bonds contributed to performance as local interest rates fell in these countries and income from carry benefited performance.

»	An overweight to the Japanese yen during the first quarter of the reporting period detracted from performance as the value of the Japanese yen relative to the U.S. dollar fell during that period.

»	An underweight to the Australian dollar and Canadian dollar detracted from performance as these currencies appreciated relative to the U.S. dollar over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Foreign Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	04/30/2008-12/31/2008

Administrative Class
Net asset value beginning of year or period	$12.09	$11.40	$10.64	$10.53	$10.00
Net investment income (a)	0.32	0.25	0.15	0.16	0.05
Net realized/unrealized gain	0.32	0.72	0.85	0.27	0.53
Total income from investment operations	0.64	0.97	1.00	0.43	0.58
Dividends from net investment income	(0.65)	(0.24)	(0.15)	(0.15)	(0.05)
Distributions from net realized capital gains	(0.27)	(0.04)	(0.09)	(0.17)	0.00
Total distributions	(0.92)	(0.28)	(0.24)	(0.32)	(0.05)
Net asset value end of year or period	$11.81	$12.09	$11.40	$10.64	$10.53
Total return	5.50%	8.53%	9.47%	4.09%	5.84%
Net assets end of year or period (000s)	$9,943	$8,472	$9,956	$6,277	$5,182
Ratio of expenses to average net assets	0.94%	0.90%	0.91%	0.90%	0.79%*
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.79%*
Ratio of net investment income to average net assets	2.69%	2.08%	1.33%	1.50%	0.71%*
Portfolio turnover rate	309%**	166%**	304%**	683%	891%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Asset and Liabilities PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$48,992
Investments in Affiliates, at value	1,514
Repurchase agreements, at value	268
Deposits with counterparty	439
Foreign currency, at value	173
Receivable for investments sold	2,458
Receivable for cross-currency swap exchanges	400
OTC swap premiums paid	61
Variation margin receivable on financial derivative instruments	36
Unrealized appreciation on foreign currency contracts	73
Unrealized appreciation on OTC swap agreements	115
Receivable for Portfolio shares sold	15
Interest and dividends receivable	454
Other assets	6
55,004

Liabilities:
Payable for investments purchased	$4,553
Payable for reverse repurchase agreements	365
Payable for sale-buyback financing transactions	4,270
Written options outstanding	168
Payable for cross-currency swap exchanges	402
OTC swap premiums received	39
Variation margin payable on financial derivative instruments	19
Unrealized depreciation on foreign currency contracts	977
Unrealized depreciation on OTC swap agreements	44
Deposits from counterparty	130
Payable for Portfolio shares redeemed	205
Accrued investment advisory fees	9
Accrued supervisory and administrative fees	18
Accrued distribution fees	7
Accrued servicing fees	1
11,207

Net Assets	$43,797

Net Assets Consist of:
Paid in capital	$42,147
(Overdistributed) net investment income	(832)
Accumulated undistributed net realized gain	1,085
Net unrealized appreciation	1,397
$43,797

Net Assets:
Institutional Class	$10
Administrative Class	9,943
Advisor Class	33,844

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	842
Advisor Class	2,865

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.81
Administrative Class	11.81
Advisor Class	11.81

Cost of Investments	$46,485
Cost of Investments in Affiliates	$1,514
Cost of Repurchase Agreements	$268
Cost of Foreign Currency Held	$173
Premiums Received on Written Options	$165

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$1,588
Dividends from Affiliate investments	7
Total Income	1,595

Expenses:
Investment advisory fees	112
Supervisory and administrative fees	225
Servicing fees – Administrative Class	13
Distribution and/or servicing fees – Advisor Class	92
Interest expense	20
Total Expenses	462

Net Investment Income	1,133

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,213
Net realized gain on Affiliate investments	1
Net realized gain on futures contracts	569
Net realized gain on written options	107
Net realized gain on swaps	385
Net realized (loss) on foreign currency transactions	(2,206)
Net change in unrealized appreciation on investments	2,726
Net change in unrealized (depreciation) on futures contracts	(254)
Net change in unrealized (depreciation) on written options	(69)
Net change in unrealized (depreciation) on swaps	(114)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,265)
Net Gain	1,093

Net Increase in Net Assets Resulting from Operations	$2,226

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,133	$863
Net realized gain	68	2,698
Net realized gain (loss) on Affiliate investments	1	(1)
Net change in unrealized appreciation (depreciation)	1,024	(582)
Net increase resulting from operations	2,226	2,978

Distributions to Shareholders:
From net investment income
Institutional Class	(0)^	0
Administrative Class	(443)	(171)
Advisor Class	(1,916)	(652)
From net realized capital gains
Institutional Class	(0)^	0
Administrative Class	(225)	(28)
Advisor Class	(771)	(126)

Total Distributions	(3,355)	(977)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(3,540)	9,136

Total Increase (Decrease) in Net Assets	(4,669)	11,137

Net Assets:
Beginning of year	48,466	37,329
End of year*	$43,797	$48,466

*Including undistributed (overdistributed) net investment income of:	$(832)	$3,414

**	See note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged)

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 0.2%

CORPORATE BONDS & NOTES 0.2%
Westpac Banking Corp.
2.700% due 12/09/2014		$100	$103

Total Australia (Cost $100)			103

BELGIUM 0.7%

SOVEREIGN ISSUES 0.7%
Belgium Government International Bond
3.500% due 06/28/2017	EUR	200	296

Total Belgium (Cost $262)			296

CANADA 2.8%

CORPORATE BONDS & NOTES 0.7%
Toronto-Dominion Bank
1.625% due 09/14/2016		$300	310

SOVEREIGN ISSUES 2.1%
Province of Ontario
3.150% due 06/02/2022	CAD	200	208
4.000% due 12/03/2019	EUR	100	156
4.000% due 06/02/2021	CAD	100	111
6.200% due 06/02/2031		100	140
Province of Quebec
3.000% due 09/01/2023		100	101
3.500% due 12/01/2022		100	106
4.250% due 12/01/2021		100	113

			935

Total Canada (Cost $1,215)			1,245

CAYMAN ISLANDS 0.2%

ASSET-BACKED SECURITIES 0.2%
Landmark CDO Ltd.
0.611% due 06/01/2017		$81	80

Total Cayman Islands (Cost $78)			80

FRANCE 6.0%

CORPORATE BONDS & NOTES 6.0%
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		$200	206
3.000% due 07/23/2013	EUR	100	134
4.750% due 05/28/2013		100	134
Cie de Financement Foncier S.A.
2.500% due 09/16/2015		$200	208
4.500% due 01/09/2013	EUR	100	132
Credit Agricole Home Loan SFH
1.069% due 07/21/2014		$200	201
Dexia Credit Local S.A.
0.793% due 04/29/2014		600	592
2.750% due 01/10/2014		300	303
2.750% due 04/29/2014		300	306
Dexia Municipal Agency S.A.
3.125% due 09/15/2015	EUR	200	279
General Electric Societe de Credit Foncier
3.750% due 07/22/2014		100	139

Total France (Cost $2,612)			2,634

GERMANY 13.7%

CORPORATE BONDS & NOTES 10.0%
FMS Wertmanagement AoR
0.205% due 01/20/2014	EUR	200	264

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.316% due 02/18/2015	EUR	900	$1,191
2.375% due 12/15/2014		100	138
2.750% due 06/03/2016		300	427
3.375% due 06/17/2021		200	304
KFW
0.625% due 05/29/2015		400	535
5.500% due 02/09/2022	AUD	500	571
6.000% due 08/20/2020		100	117
6.250% due 05/19/2021		700	833

			4,380

SOVEREIGN ISSUES 3.7%
Republic of Germany
4.000% due 01/04/2037	EUR	600	1,077
State of North Rhine-Westphalia
3.250% due 05/28/2014	NOK	3,000	550

			1,627

Total Germany (Cost $5,924)			6,007

IRELAND 2.9%

CORPORATE BONDS & NOTES 2.3%
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016	EUR	700	1,003

MORTGAGE-BACKED SECURITIES 0.6%
Opera Finance PLC
0.425% due 10/20/2014		200	260

Total Ireland (Cost $1,224)			1,263

ITALY 6.7%

ASSET-BACKED SECURITIES 0.6%
Berica ABS SRL
0.485% due 12/30/2055	EUR	200	249

MORTGAGE-BACKED SECURITIES 0.3%
Berica Residential MBS SRL
0.646% due 03/31/2048		124	146

			146

SOVEREIGN ISSUES 5.8%
Italy Buoni Poliennali Del Tesoro
3.000% due 11/01/2015		100	135
3.750% due 04/15/2016		200	274
3.750% due 08/01/2021		100	129
4.500% due 03/01/2019		100	138
4.750% due 09/15/2016		200	283
4.750% due 06/01/2017		100	141
5.000% due 03/01/2022		300	418
5.000% due 09/01/2040		100	132
5.500% due 09/01/2022		100	143
5.750% due 02/01/2033		100	144
6.000% due 05/01/2031		100	147
Republic of Italy Government Bond
5.750% due 07/25/2016		200	288
6.000% due 08/04/2028	GBP	100	161

			2,533

Total Italy (Cost $2,661)			2,928

MEXICO 3.4%

SOVEREIGN ISSUES 3.4%
Mexico Government International Bond
6.250% due 06/16/2016	MXN	5,000	403

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 06/10/2021	MXN	10,100	$848
10.000% due 12/05/2024		2,000	217

Total Mexico (Cost $1,343)			1,468

NETHERLANDS 9.7%

ASSET-BACKED SECURITIES 0.6%
Euro-Galaxy CLO BV
0.444% due 10/23/2021	EUR	200	257

CORPORATE BONDS & NOTES 2.0%
ABN AMRO Bank NV
3.250% due 01/18/2013		100	132
Achmea Hypotheekbank NV
0.663% due 11/03/2014		$100	100
3.200% due 11/03/2014		200	210
Nederlandse Waterschapsbank NV
2.125% due 06/16/2016		200	208
NIBC Bank NV
0.691% due 12/02/2014		100	100
3.500% due 04/07/2014	EUR	100	137

			887

SOVEREIGN ISSUES 7.1%
Netherlands Government Bond
2.250% due 07/15/2022		300	423
2.500% due 01/15/2017		200	287
3.250% due 07/15/2021		200	305
3.500% due 07/15/2020		200	309
4.000% due 07/15/2016		200	299
4.000% due 07/15/2018		100	156
4.000% due 07/15/2019		400	631
4.500% due 07/15/2017		450	702

			3,112

Total Netherlands (Cost $3,916)			4,256

NEW ZEALAND 4.3%

SOVEREIGN ISSUES 4.3%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	900	822
5.500% due 04/15/2023		600	580
6.000% due 05/15/2021		500	492

Total New Zealand (Cost $1,623)			1,894

NORWAY 1.0%

CORPORATE BONDS & NOTES 1.0%
DNB Boligkreditt A/S
4.125% due 02/01/2013	EUR	100	132
Eksportfinans ASA
3.000% due 11/17/2014		$300	298

Total Norway (Cost $426)			430

SOUTH AFRICA 0.0%

SOVEREIGN ISSUES 0.0%
South Africa Government International Bond
8.250% due 09/15/2017	ZAR	100	13

Total South Africa (Cost $13)			13

SPAIN 9.0%

CORPORATE BONDS & NOTES 0.5%
Banco Bilbao Vizcaya Argentaria S.A.
4.125% due 01/13/2014	EUR	100	135

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		$100	$100

			235

SOVEREIGN ISSUES 8.5%
Fondo de Reestructuracion Ordenada Bancaria
4.400% due 10/21/2013	EUR	100	134
Instituto de Credito Oficial
0.563% due 01/28/2013		$400	399
1.934% due 03/25/2014	EUR	400	517
4.500% due 03/07/2013	GBP	200	325
4.500% due 07/08/2014	EUR	100	134
4.530% due 03/17/2016	CAD	100	95
Spain Government International Bond
3.250% due 04/30/2016	EUR	100	131
3.750% due 10/31/2015		400	532
3.800% due 01/31/2017		200	264
4.000% due 04/30/2020		300	377
4.250% due 10/31/2016		200	269
5.500% due 07/30/2017		400	560

			3,737

Total Spain (Cost $3,916)			3,972

SUPRANATIONAL 5.2%

CORPORATE BONDS & NOTES 5.2%
Eurofima
5.625% due 10/24/2016	AUD	100	111
European Union
2.500% due 12/04/2015	EUR	200	282
2.750% due 06/03/2016		200	286
3.125% due 01/27/2015		400	561
3.250% due 11/07/2014		200	280
3.250% due 04/04/2018		500	747

Total Supranational (Cost $2,244)			2,267

SWEDEN 0.7%

CORPORATE BONDS & NOTES 0.7%
Stadshypotek AB
0.861% due 09/30/2013		$300	301

Total Sweden (Cost $300)			301

UNITED KINGDOM 20.7%

CORPORATE BONDS & NOTES 2.7%
Abbey National Treasury Services PLC
3.125% due 06/30/2015	EUR	300	411
LBG Capital PLC
11.040% due 03/19/2020	GBP	100	190
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (d)		$400	464
Royal Bank of Scotland PLC
4.000% due 10/27/2014	AUD	100	99

			1,164

MORTGAGE-BACKED SECURITIES 5.8%
Eurosail PLC
0.341% due 03/13/2045	EUR	90	109
0.350% due 12/10/2044		84	101
0.679% due 03/13/2045	GBP	180	269
Fosse Master Issuer PLC
2.633% due 10/18/2054		100	167
Granite Master Issuer PLC
0.351% due 12/20/2054		$133	126
0.430% due 12/17/2054	EUR	100	124
0.551% due 12/20/2054		$100	93

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Granite Mortgages PLC
0.838% due 06/20/2044	GBP	60	$97
Great Hall Mortgages PLC
0.438% due 06/18/2039		$64	57
Holmes Master Issuer PLC
1.610% due 10/15/2054	EUR	173	230
Kensington Mortgage Securities PLC
0.353% due 06/14/2040		71	89
Mansard Mortgages PLC
1.169% due 12/15/2049	GBP	209	316
Newgate Funding PLC
1.519% due 12/15/2050		200	264
RMAC Securities PLC
0.333% due 06/12/2044	EUR	182	216
0.689% due 06/12/2044	GBP	198	291

			2,549

SOVEREIGN ISSUES 12.2%
United Kingdom Gilt
0.125% due 03/22/2024 (c)		405	712
1.875% due 11/22/2022 (c)(h)		836	1,741
4.250% due 12/07/2027		200	403
4.250% due 06/07/2032 (h)		300	601
4.250% due 09/07/2039 (h)		200	396
4.500% due 09/07/2034		100	206
4.750% due 12/07/2030 (h)		400	851
4.750% due 12/07/2038 (h)		100	214
6.000% due 12/07/2028		100	241

			5,365

Total United Kingdom (Cost $8,250)			9,078

UNITED STATES 22.0%

ASSET-BACKED SECURITIES 0.7%
HSBC Home Equity Loan Trust
0.361% due 03/20/2036		$53	53
Panhandle-Plains Higher Education Authority, Inc.
1.438% due 10/01/2035		71	72
SLM Student Loan Trust
0.443% due 12/15/2023	EUR	147	187

			312

CORPORATE BONDS & NOTES 3.5%
Ally Financial, Inc.
3.709% due 06/20/2014		$200	206
American International Group, Inc.
4.250% due 09/15/2014		100	105
5.750% due 03/15/2067	GBP	100	153
Citigroup, Inc.
0.593% due 11/05/2014		$100	99
6.000% due 12/13/2013		67	70
International Lease Finance Corp.
6.375% due 03/25/2013		100	101
6.500% due 09/01/2014		100	107
6.750% due 09/01/2016		100	113
Jones Group, Inc.
5.125% due 11/15/2014		100	103
Merrill Lynch & Co., Inc.
4.875% due 05/30/2014	EUR	100	139
PulteGroup, Inc.
5.200% due 02/15/2015		$100	107
WM Covered Bond Program
4.000% due 11/26/2016	EUR	100	147
4.375% due 09/16/2014		50	69

			1,519

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 4.6%
Banc of America Large Loan, Inc.
2.509% due 11/15/2015	$183	$183
Citigroup Mortgage Loan Trust, Inc.
2.340% due 09/25/2035	32	31
Commercial Mortgage Pass-Through Certificates
2.365% due 07/10/2046 (a)	2,033	120
2.426% due 07/10/2046 (a)	1,609	131
Credit Suisse Mortgage Capital Certificates
5.764% due 12/18/2049	200	232
DBUBS Mortgage Trust
0.246% due 11/10/2046 (a)	200	4
1.392% due 11/10/2046 (a)	488	24
First Horizon Mortgage Pass-Through Trust
2.567% due 05/25/2037 ^	68	51
Harborview Mortgage Loan Trust
0.490% due 02/19/2036	479	321
Indymac Index Mortgage Loan Trust
0.450% due 07/25/2035	43	35
JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% due 11/15/2043	200	226
JPMorgan Mortgage Trust
4.151% due 02/25/2036 ^	49	42
Mellon Residential Funding Corp.
0.639% due 08/15/2032	113	114
Merrill Lynch Mortgage Investors, Inc.
2.516% due 02/25/2035	31	31
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.949% due 08/12/2049	100	116
Royal Bank of Scotland Capital Funding Trust
6.006% due 12/16/2049	100	120
Structured Asset Securities Corp.
2.859% due 10/28/2035	143	133
Thornburg Mortgage Securities Trust
5.750% due 06/25/2047	37	33
Wells Fargo Mortgage-Backed Securities Trust
2.657% due 10/25/2035	73	71

		2,018

MUNICIPAL BONDS & NOTES 0.5%
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	100	103
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.790% due 06/15/2041	100	115

		218

U.S. GOVERNMENT AGENCIES 10.9%
Fannie Mae
0.640% due 11/25/2040	131	132
0.660% due 11/25/2040	147	149
3.500% due 01/01/2043	2,000	2,133
4.000% due 01/01/2043	900	965
4.500% due 02/01/2039	120	130
Freddie Mac
0.809% due 12/15/2037	60	60
NCUA Guaranteed Notes
0.583% due 11/06/2017	652	654
0.773% due 12/08/2020	167	168
Small Business Administration
5.980% due 05/01/2022	129	143
Tennessee Valley Authority
6.250% due 12/15/2017	200	252

		4,786

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 1.8%
U.S. Treasury Bonds
3.125% due 11/15/2041 (k)	$100	$104
3.750% due 08/15/2041 (g)	300	352
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017 (i)(k)	204	218
0.125% due 07/15/2022	101	109

		783

Total United States (Cost $9,280)		9,636

SHORT-TERM INSTRUMENTS 6.6%

REPURCHASE AGREEMENTS 0.6%
State Street Bank and Trust Co.
0.010% due 01/02/2013	$268	268

(Dated 12/31/2012. Collateralized by Fannie Mae 2.060% due 10/17/2022 valued at $275. Repurchase proceeds are $268.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 1.8%
Dexia Credit Local S.A.
1.084% due 09/18/2013	EUR	600	$793

U.S. TREASURY BILLS 0.7%
0.145% due 12/12/2013 (b)(k)		$288	288

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 3.5%
PIMCO Short-Term Floating NAV Portfolio		151,313	1,514

Total Short-Term Instruments (Cost $2,838)			2,863

MARKET VALUE (000S)
PURCHASED OPTIONS (m) 0.1%
(Cost $42)	$40

Total Investments 115.9% (Cost $48,267)	$50,774

Written Options (n) (0.4%) (Premiums $165)	(168)

Other Assets and Liabilities (Net) (15.5%)	(6,809)

Net Assets 100.0%	$43,797

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.
(e)	Affiliated to the Portfolio.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $5,403 at a weighted average interest rate of 0.384%.
(g)	Securities with an aggregate market value of $351 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
JPS	0.300%	12/11/2012	01/08/2013	$365	$(365)

(h)	Securities with an aggregate market value of $4,216 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BPS	0.479%	11/16/2012	02/15/2013	GBP 373	$(608)
	0.488%	11/16/2012	02/15/2013	1,191	(1,911)
	0.520%	12/17/2012	01/11/2013	1,076	(1,751)

					$(4,270)

(1)	Payable for Sale-Buyback Financing Transactions includes $11 of deferred price drop on sale-buyback financing transactions.

(i)	Securities with an aggregate market value of $72 and cash of $121 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor September Futures	Long	09/2015	37	$18
Canada Government 10-Year Bond March Futures	Short	03/2013	3	1
Euro-Bund 10-Year Bond March Futures	Long	03/2013	11	14
U.S. Treasury 5-Year Note March Futures	Long	03/2013	24	(4)
U.S. Treasury 10-Year Note March Futures	Long	03/2013	29	(16)
U.S. Treasury 30-Year Bond March Futures	Short	03/2013	7	11
United Kingdom Government 10-Year Gilt March Futures	Short	03/2013	9	(7)

				$17

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

(j)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Cash of $318 has been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	2.250%	06/20/2022	$	5,700	$(268)	$(238)
Pay	6-Month JPY-LIBOR	1.000%	03/21/2023	JPY	570,000	73	8

						$(195)	$(230)

(k)	Securities with an aggregate market value of $538 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.
(l)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Bank of America Corp.	DUB	(1.000%	)	06/20/2018	1.350%	$	200	$3	$30	$(27)
Embarq Corp.	DUB	(1.000%	)	06/20/2016	0.939%		100	0	(2)	2
Jones Group, Inc.	BOA	(5.000%	)	12/20/2014	1.537%		100	(6)	(6)	0
PulteGroup, Inc.	BRC	(5.000%	)	03/20/2015	0.894%		100	(10)	0	(10)
Santander International Debt S.A.	CBK	(1.000%	)	03/20/2015	1.788%		100	1	6	(5)
United Kingdom Gilt	MYC	(1.000%	)	12/20/2017	0.390%		300	(9)	(7)	(2)

								$(21)	$21	$(42)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Australia Government Bond	DUB	1.000%	09/20/2016	0.289%	$	200	$5	$3	$2
BP Capital Markets America, Inc.	MYC	1.000%	12/20/2015	0.339%		100	2	(2)	4
Italy Government International Bond	CBK	1.000%	06/20/2017	2.645%		100	(7)	(15)	8
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.202%		100	2	1	1
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.202%		400	8	3	5

							$10	$(10)	$20

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)		Market Value (6)	Premiums (Received)	Unrealized Appreciation
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015	$	100	$0	$(2)	$2

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Cross-Currency Swaps
Receive	Pay	Maturity Date (7)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Premiums (Received)	Unrealized Appreciation
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.755% based on the notional amount of currency received	05/15/2014	BPS	$	400	JPY	32,000	$33	$(2)	$35

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	RYL	JPY	60,000	$48	$16	$32
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	HUS	MXN	1,700	6	1	5
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	MYC		2,600	8	(3)	11
Pay	28-Day MXN-TIIE	5.800%	06/08/2016	HUS		2,600	4	0	4
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		1,400	1	0	1
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		2,500	1	(1)	2
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		500	1	0	1

							$69	$13	$56

(m)	Purchased options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	500	$41	$39

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Call - OTC USD versus JPY	MSX	JPY	90.000	01/10/2013	$	5,000	$1	$1

(n)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.400%	03/18/2013	$	200	$1	$(5)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		200	5	0
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		2,100	40	(33)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		1,300	7	(32)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		1,300	36	0
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		2,300	27	(90)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		2,300	43	0
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		200	3	(8)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		200	3	0

								$165	$(168)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2011	0	$11,200	$82
Sales	26	13,696	202
Closing Buys	(18)	(14,796)	(115)
Expirations	0	0	0
Exercised	(8)	0	(4)

Balance at 12/31/2012	0	$10,100	$165

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

(o)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	895	$	925	JPM	$0	$(4)	$(4)
01/2013		108		114	MSC	2	0	2
01/2013	EUR	137		181	GLM	0	0	0
01/2013	JPY	41,062		487	BRC	13	0	13
01/2013		12,961		154	CBK	4	0	4
01/2013		44,805		528	RYL	11	0	11
01/2013	NZD	2,312		1,875	BOA	0	(35)	(35)
01/2013	$	49	GBP	30	DUB	0	0	0
01/2013		1	IDR	5,630	MSC	0	0	0
01/2013		5,284	JPY	442,570	BPS	0	(175)	(175)
01/2013		3,133		261,444	FBF	0	(115)	(115)
01/2013		2,434		204,026	GLM	0	(79)	(79)
01/2013		3,228		267,465	HUS	0	(140)	(140)
01/2013		3,390		283,097	JPM	0	(122)	(122)
01/2013		2,431		204,027	UAG	0	(76)	(76)
01/2013		26	ZAR	223	JPM	1	0	1
01/2013	ZAR	408	$	46	JPM	0	(2)	(2)
02/2013	BRL	357		170	HUS	0	(4)	(4)
02/2013		116		55	JPM	0	(1)	(1)
02/2013		97		46	UAG	0	(1)	(1)
02/2013	CNY	3,161		493	DUB	0	(9)	(9)
02/2013		641		101	HUS	0	(1)	(1)
02/2013		5,784		908	JPM	0	(12)	(12)
02/2013	EUR	493		632	BPS	0	(19)	(19)
02/2013	NOK	2,970		514	HUS	0	(20)	(20)
02/2013	$	94	BRL	195	BRC	1	0	1
02/2013		203		423	UAG	3	0	3
02/2013		375	CNY	2,352	JPM	0	(1)	(1)
02/2013		329	DKK	1,914	RBC	10	0	10
02/2013		265	SEK	1,791	HUS	10	0	10
03/2013	CAD	82	$	83	HUS	1	0	1
03/2013	EUR	1,556		2,024	CBK	0	(31)	(31)
03/2013		1,560		2,021	WST	0	(40)	(40)
03/2013	GBP	765		1,232	BOA	0	(11)	(11)
03/2013		66		107	HUS	0	0	0
03/2013		213		346	UAG	0	0	0
03/2013	$	411	CAD	406	CBK	0	(3)	(3)
03/2013		54		54	RYL	0	0	0
03/2013		1,128	EUR	851	CBK	0	(4)	(4)
03/2013		193		146	RYL	0	0	0
03/2013		218		165	UAG	0	0	0
03/2013		73	GBP	45	BRC	0	0	0
03/2013		189		117	FBF	1	0	1
03/2013		1,744		1,077	MSC	6	0	6
03/2013		124		77	RYL	1	0	1
03/2013		182		113	UAG	2	0	2
04/2013	MXN	1,680	$	127	HUS	0	(2)	(2)
04/2013		19,862		1,520	JPM	0	(4)	(4)
04/2013		1,085		82	MSC	0	(2)	(2)
04/2013		1,112		84	UAG	0	(1)	(1)
04/2013	$	227	MXN	2,951	BRC	1	(2)	(1)
04/2013		152		1,958	CBK	0	(2)	(2)
04/2013		192		2,573	FBF	6	0	6
04/2013		57		731	HUS	0	(1)	(1)
04/2013		17		218	JPM	0	0	0
04/2013		344		4,436	MSC	0	(4)	(4)
04/2013		685		8,844	UAG	0	(7)	(7)
05/2013	EUR	41	$	52	BOA	0	(2)	(2)
05/2013		137		176	BRC	0	(5)	(5)
05/2013		45		57	FBF	0	(2)	(2)
05/2013		51		65	UAG	0	(3)	(3)
08/2013	$	160	CNY	1,000	DUB	0	(1)	(1)
08/2013		402		2,539	UAG	0	0	0
04/2014		42		256	BRC	0	(2)	(2)
04/2014		59		359	CBK	0	(3)	(3)
04/2014		15		91	GST	0	(1)	(1)
04/2014		27		164	HUS	0	(1)	(1)
04/2014		26		158	JPM	0	(1)	(1)
04/2014		25		153	RYL	0	(1)	(1)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2014	$	56	CNY	341	UAG	$0	$(2)	$(2)
09/2015		20		123	BOA	0	(1)	(1)
09/2015		71		430	BRC	0	(4)	(4)
09/2015		274		1,656	CBK	0	(17)	(17)
09/2015		20		123	MSC	0	(1)	(1)

						$73	$(977)	$(904)

(p)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Australia
Corporate Bonds & Notes	$0	$103	$0	$103
Belgium
Sovereign Issues	0	296	0	296
Canada
Corporate Bonds & Notes	0	310	0	310
Sovereign Issues	0	935	0	935
Cayman Islands
Asset-Backed Securities	0	80	0	80
France
Corporate Bonds & Notes	0	2,634	0	2,634
Germany
Corporate Bonds & Notes	0	4,380	0	4,380
Sovereign Issues	0	1,627	0	1,627
Ireland
Corporate Bonds & Notes	0	1,003	0	1,003
Mortgage-Backed Securities	0	260	0	260
Italy
Asset-Backed Securities	0	249	0	249
Mortgage-Backed Securities	0	146	0	146
Sovereign Issues	0	2,533	0	2,533
Mexico
Sovereign Issues	0	1,468	0	1,468
Netherlands
Asset-Backed Securities	0	257	0	257
Corporate Bonds & Notes	0	887	0	887
Sovereign Issues	0	3,112	0	3,112
New Zealand
Sovereign Issues	0	1,894	0	1,894
Norway
Corporate Bonds & Notes	0	430	0	430
South Africa
Sovereign Issues	0	13	0	13
Spain
Corporate Bonds & Notes	0	235	0	235
Sovereign Issues	0	3,737	0	3,737
Supranational
Corporate Bonds & Notes	0	2,267	0	2,267

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Sweden
Corporate Bonds & Notes	$0	$301	$0	$301
United Kingdom
Corporate Bonds & Notes	0	1,164	0	1,164
Mortgage-Backed Securities	0	2,549	0	2,549
Sovereign Issues	0	5,365	0	5,365
United States
Asset-Backed Securities	0	312	0	312
Corporate Bonds & Notes	0	1,519	0	1,519
Mortgage-Backed Securities	0	2,018	0	2,018
Municipal Bonds & Notes	0	218	0	218
U.S. Government Agencies	0	3,964	822	4,786
U.S. Treasury Obligations	0	783	0	783
Short-Term Instruments
Repurchase Agreements	0	268	0	268
Short-Term Notes	0	793	0	793
U.S. Treasury Bills	0	288	0	288
Central Funds Used for Cash Management Purposes	1,514	0	0	1,514
Purchased Options
Foreign Exchange Contracts	0	1	0	1
Interest Rate Contracts	0	39	0	39
	$1,514	$48,438	$822	$50,774

Financial Derivative Instruments - Assets
Credit Contracts	0	24	0	24
Foreign Exchange Contracts	0	108	0	108
Interest Rate Contracts	44	64	0	108
	$44	$196	$0	$240

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(44)	0	(44)
Foreign Exchange Contracts	0	(977)	0	(977)
Interest Rate Contracts	(27)	(406)	0	(433)
	$(27)	$(1,427)	$0	$(1,454)

Totals	$1,531	$47,207	$822	$49,560

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (2)
Investments, at value
United States
U.S. Government Agencies	$1,001	$0	$(181)	$0	$0	$2	$0	$0	$822	$2

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
United States
U.S. Government Agencies	$822	Third Party Vendor	Broker Quote	100.22-100.50

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(q)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$1	$39	$40
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	36	36
Unrealized appreciation on foreign currency contracts	0	0	0	73	0	73
Unrealized appreciation on OTC swap agreements	0	24	0	35	56	115

	$0	$24	$0	$109	$131	$264

Liabilities:
Written options outstanding	$0	$0	$0	$0	$168	$168
Variation margin payable on financial derivative instruments (2)	0	0	0	0	19	19
Unrealized depreciation on foreign currency contracts	0	0	0	977	0	977
Unrealized depreciation on OTC swap agreements	0	44	0	0	0	44

	$0	$44	$0	$977	$187	$1,208

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(11)	$(15)	$(26)
Net realized gain on futures contracts	0	0	0	0	569	569
Net realized gain on written options	0	0	0	8	99	107
Net realized gain on swaps	0	258	0	0	127	385
Net realized (loss) on foreign currency transactions	0	0	0	(2,211)	0	(2,211)

	$0	$258	$0	$(2,214)	$780	$(1,176)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$12	$12
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(254)	(254)
Net change in unrealized (depreciation) on written options	0	0	0	0	(69)	(69)
Net change in unrealized appreciation (depreciation) on swaps	0	(10)	0	35	(139)	(114)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(1,217)	0	(1,217)

	$0	$(10)	$0	$(1,182)	$(450)	$(1,642)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $17 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(230) as reported in the Notes to Schedule of Investments.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(r)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(61)	$0	$(61)
BPS	(162)	0	(162)
BRC	(7)	0	(7)
CBK	(52)	260	208
DUB	(117)	278	161
FBF	(111)	0	(111)
GLM	(79)	0	(79)
GST	(1)	0	(1)
HUS	(146)	0	(146)
JPM	(146)	0	(146)
MSC	1	(130)	(129)
MSX	1	0	1
MYC	(6)	0	(6)
RBC	10	0	10
RYL	59	0	59
UAG	(85)	0	(85)
WST	(40)	0	(40)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the

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Notes to Financial Statements (Cont.)

foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium

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which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

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Notes to Financial Statements (Cont.)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index.

Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

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Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure on currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio

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Notes to Financial Statements (Cont.)

could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly

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supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$489	$1,265

ANNUAL REPORT	DECEMBER 31, 2012	31

Notes to Financial Statements (Cont.)

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolios are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$2,227	$33,206	$(33,920)	$1	$0	$1,514	$7	$0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$124,095	$130,846	$39,317	$38,937

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1	$10	0	$0
Administrative Class	423	5,104	797	9,656
Advisor Class	522	6,264	2,044	24,459
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	56	668	16	196
Advisor Class	227	2,687	65	778
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(338)	(4,026)	(985)	(11,685)
Advisor Class	(1,192)	(14,247)	(1,200)	(14,268)
Net increase (decrease) resulting from Portfolio share transactions	(301)	$(3,540)	737	$9,136

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 70% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)

$982	$236	$2,128	$(1,698)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

ANNUAL REPORT	DECEMBER 31, 2012	33

Notes to Financial Statements (Cont.)

December 31, 2012

(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$48,453	$2,648	$(327)	$2,321

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)

12/31/2012	$3,309	$47	$—
12/31/2011	$937	$41	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

Subsequent to December 31, 2011, management determined that the PIMCO Foreign Bond Portfolio (Unhedged) improperly calculated its dividends paid deduction for the taxable year ended December 31, 2010. On February 27, 2012, the Board of Trustees for the Portfolio declared a deficiency dividend (as defined under IRC section 860) in the amount of $1,400,000 of undistributed taxable income for the Portfolio’s tax year ended December 31, 2010. The dividend was paid to shareholders on March 8, 2012.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

34	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

PIMCO Administrative Class Shareholders of the Foreign Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	35

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	WST	Westpac Banking Corp.
FBF	Credit Suisse International	MSX	Morgan Stanley Capital Group, Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	IDR	Indonesian Rupiah	SEK	Swedish Krona
CNY	Chinese Renminbi	JPY	Japanese Yen	USD (or $)	United States Dollar
DKK	Danish Krone	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
MCDX	Municipal Bond Credit Derivative Index

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	MBS	Mortgage-Backed Security
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	NCUA	National Credit Union Administration
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

36	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	37

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	39

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

40	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	45

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT17AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Foreign Bond Portfolio (Unhedged)

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	35
Glossary	36
Federal Income Tax Information	37
Management of the Trust	38
Privacy Policy	40
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	41

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

United States	19.1%
United Kingdom	17.9%
Germany	11.8%
Netherlands	8.4%
Spain	7.8%
Italy	5.8%
Short-Term Instruments	5.6%
France	5.2%
Other	18.4%
‡	% of Total Investments as of 12/31/12

Cumulative Total Return for the period ended December 31, 2012
Class Inception (04/30/2012)
PIMCO Foreign Bond Portfolio (Unhedged) Institutional Class	3.10%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD±	-0.07%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Institutional Class shares.

± JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,047.20	$1,021.17
Expenses Paid During Period†	$4.07	$4.01
Net Annualized Expense Ratio	0.79%	0.79%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

An overweight to Agency mortgage-backed securities (“MBS”), non-Agency MBS and European residential mortgage-backed securities (“RMBS”) contributed to performance as spreads on these securities tightened over the reporting period.

»	An overweight to financials, both investment-grade and low-quality, contributed to performance as spreads on these securities tightened over the reporting period.

»	An overweight to government-backed securities in Europe contributed to performance as these securities appreciated over the reporting period.

»

An overweight to covered bonds in Germany and France, as well as an overweight to municipal bonds in the U.S., contributed to performance as prices of these securities rose during the reporting period.

»	An overweight to Mexican and Brazilian government bonds contributed to performance as local interest rates fell in these countries and income from carry benefited performance.

»	An overweight to the Japanese yen during the first quarter of the reporting period detracted from performance as the value of the Japanese yen relative to the U.S. dollar fell during that period.

»	An underweight to the Australian dollar and Canadian dollar detracted from performance as these currencies appreciated relative to the U.S. dollar over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Foreign Bond Portfolio (Unhedged)

Selected Per Share Data for the Period Ended:	04/30/2012-12/31/2012

Institutional Class
Net asset value beginning of period	$11.90
Net investment income (a)	0.23
Net realized/unrealized gain	0.14
Total income from investment operations	0.37
Dividends from net investment income	(0.19)
Distributions from net realized capital gains	(0.27)
Total distributions	(0.46)
Net asset value end of period	$11.81
Total return	3.10%
Net assets end of period (000s)	$10
Ratio of expenses to average net assets	0.79	%*
Ratio of expenses to average net assets excluding interest expense	0.75	%*
Ratio of net investment income to average net assets	2.85	%*
Portfolio turnover rate	309	%**

*	Annualized.
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Asset and Liabilities PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$48,992
Investments in Affiliates, at value	1,514
Repurchase agreements, at value	268
Deposits with counterparty	439
Foreign currency, at value	173
Receivable for investments sold	2,458
Receivable for cross-currency swap exchanges	400
OTC swap premiums paid	61
Variation margin receivable on financial derivative instruments	36
Unrealized appreciation on foreign currency contracts	73
Unrealized appreciation on OTC swap agreements	115
Receivable for Portfolio shares sold	15
Interest and dividends receivable	454
Other assets	6
55,004

Liabilities:
Payable for investments purchased	$4,553
Payable for reverse repurchase agreements	365
Payable for sale-buyback financing transactions	4,270
Written options outstanding	168
Payable for cross-currency swap exchanges	402
OTC swap premiums received	39
Variation margin payable on financial derivative instruments	19
Unrealized depreciation on foreign currency contracts	977
Unrealized depreciation on OTC swap agreements	44
Deposits from counterparty	130
Payable for Portfolio shares redeemed	205
Accrued investment advisory fees	9
Accrued supervisory and administrative fees	18
Accrued distribution fees	7
Accrued servicing fees	1
11,207

Net Assets	$43,797

Net Assets Consist of:
Paid in capital	$42,147
(Overdistributed) net investment income	(832)
Accumulated undistributed net realized gain	1,085
Net unrealized appreciation	1,397
$43,797

Net Assets:
Institutional Class	$10
Administrative Class	9,943
Advisor Class	33,844

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	842
Advisor Class	2,865

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.81
Administrative Class	11.81
Advisor Class	11.81

Cost of Investments	$46,485
Cost of Investments in Affiliates	$1,514
Cost of Repurchase Agreements	$268
Cost of Foreign Currency Held	$173
Premiums Received on Written Options	$165

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$1,588
Dividends from Affiliate investments	7
Total Income	1,595

Expenses:
Investment advisory fees	112
Supervisory and administrative fees	225
Servicing fees – Administrative Class	13
Distribution and/or servicing fees – Advisor Class	92
Interest expense	20
Total Expenses	462

Net Investment Income	1,133

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,213
Net realized gain on Affiliate investments	1
Net realized gain on futures contracts	569
Net realized gain on written options	107
Net realized gain on swaps	385
Net realized (loss) on foreign currency transactions	(2,206)
Net change in unrealized appreciation on investments	2,726
Net change in unrealized (depreciation) on futures contracts	(254)
Net change in unrealized (depreciation) on written options	(69)
Net change in unrealized (depreciation) on swaps	(114)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,265)
Net Gain	1,093

Net Increase in Net Assets Resulting from Operations	$2,226

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,133	$863
Net realized gain	68	2,698
Net realized gain (loss) on Affiliate investments	1	(1)
Net change in unrealized appreciation (depreciation)	1,024	(582)
Net increase resulting from operations	2,226	2,978

Distributions to Shareholders:
From net investment income
Institutional Class	(0)^	0
Administrative Class	(443)	(171)
Advisor Class	(1,916)	(652)
From net realized capital gains
Institutional Class	(0)^	0
Administrative Class	(225)	(28)
Advisor Class	(771)	(126)

Total Distributions	(3,355)	(977)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(3,540)	9,136

Total Increase (Decrease) in Net Assets	(4,669)	11,137

Net Assets:
Beginning of year	48,466	37,329
End of year*	$43,797	$48,466

*Including undistributed (overdistributed) net investment income of:	$(832)	$3,414

**	See note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged)

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 0.2%

CORPORATE BONDS & NOTES 0.2%
Westpac Banking Corp.
2.700% due 12/09/2014		$100	$103

Total Australia (Cost $100)			103

BELGIUM 0.7%

SOVEREIGN ISSUES 0.7%
Belgium Government International Bond
3.500% due 06/28/2017	EUR	200	296

Total Belgium (Cost $262)			296

CANADA 2.8%

CORPORATE BONDS & NOTES 0.7%
Toronto-Dominion Bank
1.625% due 09/14/2016		$300	310

SOVEREIGN ISSUES 2.1%
Province of Ontario
3.150% due 06/02/2022	CAD	200	208
4.000% due 12/03/2019	EUR	100	156
4.000% due 06/02/2021	CAD	100	111
6.200% due 06/02/2031		100	140
Province of Quebec
3.000% due 09/01/2023		100	101
3.500% due 12/01/2022		100	106
4.250% due 12/01/2021		100	113

			935

Total Canada (Cost $1,215)			1,245

CAYMAN ISLANDS 0.2%

ASSET-BACKED SECURITIES 0.2%
Landmark CDO Ltd.
0.611% due 06/01/2017		$81	80

Total Cayman Islands (Cost $78)			80

FRANCE 6.0%

CORPORATE BONDS & NOTES 6.0%
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		$200	206
3.000% due 07/23/2013	EUR	100	134
4.750% due 05/28/2013		100	134
Cie de Financement Foncier S.A.
2.500% due 09/16/2015		$200	208
4.500% due 01/09/2013	EUR	100	132
Credit Agricole Home Loan SFH
1.069% due 07/21/2014		$200	201
Dexia Credit Local S.A.
0.793% due 04/29/2014		600	592
2.750% due 01/10/2014		300	303
2.750% due 04/29/2014		300	306
Dexia Municipal Agency S.A.
3.125% due 09/15/2015	EUR	200	279
General Electric Societe de Credit Foncier
3.750% due 07/22/2014		100	139

Total France (Cost $2,612)			2,634

GERMANY 13.7%

CORPORATE BONDS & NOTES 10.0%
FMS Wertmanagement AoR
0.205% due 01/20/2014	EUR	200	264

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.316% due 02/18/2015	EUR	900	$1,191
2.375% due 12/15/2014		100	138
2.750% due 06/03/2016		300	427
3.375% due 06/17/2021		200	304
KFW
0.625% due 05/29/2015		400	535
5.500% due 02/09/2022	AUD	500	571
6.000% due 08/20/2020		100	117
6.250% due 05/19/2021		700	833

			4,380

SOVEREIGN ISSUES 3.7%
Republic of Germany
4.000% due 01/04/2037	EUR	600	1,077
State of North Rhine-Westphalia
3.250% due 05/28/2014	NOK	3,000	550

			1,627

Total Germany (Cost $5,924)			6,007

IRELAND 2.9%

CORPORATE BONDS & NOTES 2.3%
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016	EUR	700	1,003

MORTGAGE-BACKED SECURITIES 0.6%
Opera Finance PLC
0.425% due 10/20/2014		200	260

Total Ireland (Cost $1,224)			1,263

ITALY 6.7%

ASSET-BACKED SECURITIES 0.6%
Berica ABS SRL
0.485% due 12/30/2055	EUR	200	249

MORTGAGE-BACKED SECURITIES 0.3%
Berica Residential MBS SRL
0.646% due 03/31/2048		124	146

			146

SOVEREIGN ISSUES 5.8%
Italy Buoni Poliennali Del Tesoro
3.000% due 11/01/2015		100	135
3.750% due 04/15/2016		200	274
3.750% due 08/01/2021		100	129
4.500% due 03/01/2019		100	138
4.750% due 09/15/2016		200	283
4.750% due 06/01/2017		100	141
5.000% due 03/01/2022		300	418
5.000% due 09/01/2040		100	132
5.500% due 09/01/2022		100	143
5.750% due 02/01/2033		100	144
6.000% due 05/01/2031		100	147
Republic of Italy Government Bond
5.750% due 07/25/2016		200	288
6.000% due 08/04/2028	GBP	100	161

			2,533

Total Italy (Cost $2,661)			2,928

MEXICO 3.4%

SOVEREIGN ISSUES 3.4%
Mexico Government International Bond
6.250% due 06/16/2016	MXN	5,000	403

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 06/10/2021	MXN	10,100	$848
10.000% due 12/05/2024		2,000	217

Total Mexico (Cost $1,343)			1,468

NETHERLANDS 9.7%

ASSET-BACKED SECURITIES 0.6%
Euro-Galaxy CLO BV
0.444% due 10/23/2021	EUR	200	257

CORPORATE BONDS & NOTES 2.0%
ABN AMRO Bank NV
3.250% due 01/18/2013		100	132
Achmea Hypotheekbank NV
0.663% due 11/03/2014		$100	100
3.200% due 11/03/2014		200	210
Nederlandse Waterschapsbank NV
2.125% due 06/16/2016		200	208
NIBC Bank NV
0.691% due 12/02/2014		100	100
3.500% due 04/07/2014	EUR	100	137

			887

SOVEREIGN ISSUES 7.1%
Netherlands Government Bond
2.250% due 07/15/2022		300	423
2.500% due 01/15/2017		200	287
3.250% due 07/15/2021		200	305
3.500% due 07/15/2020		200	309
4.000% due 07/15/2016		200	299
4.000% due 07/15/2018		100	156
4.000% due 07/15/2019		400	631
4.500% due 07/15/2017		450	702

			3,112

Total Netherlands (Cost $3,916)			4,256

NEW ZEALAND 4.3%

SOVEREIGN ISSUES 4.3%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	900	822
5.500% due 04/15/2023		600	580
6.000% due 05/15/2021		500	492

Total New Zealand (Cost $1,623)			1,894

NORWAY 1.0%

CORPORATE BONDS & NOTES 1.0%
DNB Boligkreditt A/S
4.125% due 02/01/2013	EUR	100	132
Eksportfinans ASA
3.000% due 11/17/2014		$300	298

Total Norway (Cost $426)			430

SOUTH AFRICA 0.0%

SOVEREIGN ISSUES 0.0%
South Africa Government International Bond
8.250% due 09/15/2017	ZAR	100	13

Total South Africa (Cost $13)			13

SPAIN 9.0%

CORPORATE BONDS & NOTES 0.5%
Banco Bilbao Vizcaya Argentaria S.A.
4.125% due 01/13/2014	EUR	100	135

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		$100	$100

			235

SOVEREIGN ISSUES 8.5%
Fondo de Reestructuracion Ordenada Bancaria
4.400% due 10/21/2013	EUR	100	134
Instituto de Credito Oficial
0.563% due 01/28/2013		$400	399
1.934% due 03/25/2014	EUR	400	517
4.500% due 03/07/2013	GBP	200	325
4.500% due 07/08/2014	EUR	100	134
4.530% due 03/17/2016	CAD	100	95
Spain Government International Bond
3.250% due 04/30/2016	EUR	100	131
3.750% due 10/31/2015		400	532
3.800% due 01/31/2017		200	264
4.000% due 04/30/2020		300	377
4.250% due 10/31/2016		200	269
5.500% due 07/30/2017		400	560

			3,737

Total Spain (Cost $3,916)			3,972

SUPRANATIONAL 5.2%

CORPORATE BONDS & NOTES 5.2%
Eurofima
5.625% due 10/24/2016	AUD	100	111
European Union
2.500% due 12/04/2015	EUR	200	282
2.750% due 06/03/2016		200	286
3.125% due 01/27/2015		400	561
3.250% due 11/07/2014		200	280
3.250% due 04/04/2018		500	747

Total Supranational (Cost $2,244)			2,267

SWEDEN 0.7%

CORPORATE BONDS & NOTES 0.7%
Stadshypotek AB
0.861% due 09/30/2013		$300	301

Total Sweden (Cost $300)			301

UNITED KINGDOM 20.7%

CORPORATE BONDS & NOTES 2.7%
Abbey National Treasury Services PLC
3.125% due 06/30/2015	EUR	300	411
LBG Capital PLC
11.040% due 03/19/2020	GBP	100	190
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (d)		$400	464
Royal Bank of Scotland PLC
4.000% due 10/27/2014	AUD	100	99

			1,164

MORTGAGE-BACKED SECURITIES 5.8%
Eurosail PLC
0.341% due 03/13/2045	EUR	90	109
0.350% due 12/10/2044		84	101
0.679% due 03/13/2045	GBP	180	269
Fosse Master Issuer PLC
2.633% due 10/18/2054		100	167
Granite Master Issuer PLC
0.351% due 12/20/2054		$133	126
0.430% due 12/17/2054	EUR	100	124
0.551% due 12/20/2054		$100	93

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Granite Mortgages PLC
0.838% due 06/20/2044	GBP	60	$97
Great Hall Mortgages PLC
0.438% due 06/18/2039		$64	57
Holmes Master Issuer PLC
1.610% due 10/15/2054	EUR	173	230
Kensington Mortgage Securities PLC
0.353% due 06/14/2040		71	89
Mansard Mortgages PLC
1.169% due 12/15/2049	GBP	209	316
Newgate Funding PLC
1.519% due 12/15/2050		200	264
RMAC Securities PLC
0.333% due 06/12/2044	EUR	182	216
0.689% due 06/12/2044	GBP	198	291

			2,549

SOVEREIGN ISSUES 12.2%
United Kingdom Gilt
0.125% due 03/22/2024 (c)		405	712
1.875% due 11/22/2022 (c)(h)		836	1,741
4.250% due 12/07/2027		200	403
4.250% due 06/07/2032 (h)		300	601
4.250% due 09/07/2039 (h)		200	396
4.500% due 09/07/2034		100	206
4.750% due 12/07/2030 (h)		400	851
4.750% due 12/07/2038 (h)		100	214
6.000% due 12/07/2028		100	241

			5,365

Total United Kingdom (Cost $8,250)			9,078

UNITED STATES 22.0%

ASSET-BACKED SECURITIES 0.7%
HSBC Home Equity Loan Trust
0.361% due 03/20/2036		$53	53
Panhandle-Plains Higher Education Authority, Inc.
1.438% due 10/01/2035		71	72
SLM Student Loan Trust
0.443% due 12/15/2023	EUR	147	187

			312

CORPORATE BONDS & NOTES 3.5%
Ally Financial, Inc.
3.709% due 06/20/2014		$200	206
American International Group, Inc.
4.250% due 09/15/2014		100	105
5.750% due 03/15/2067	GBP	100	153
Citigroup, Inc.
0.593% due 11/05/2014		$100	99
6.000% due 12/13/2013		67	70
International Lease Finance Corp.
6.375% due 03/25/2013		100	101
6.500% due 09/01/2014		100	107
6.750% due 09/01/2016		100	113
Jones Group, Inc.
5.125% due 11/15/2014		100	103
Merrill Lynch & Co., Inc.
4.875% due 05/30/2014	EUR	100	139
PulteGroup, Inc.
5.200% due 02/15/2015		$100	107
WM Covered Bond Program
4.000% due 11/26/2016	EUR	100	147
4.375% due 09/16/2014		50	69

			1,519

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 4.6%
Banc of America Large Loan, Inc.
2.509% due 11/15/2015	$183	$183
Citigroup Mortgage Loan Trust, Inc.
2.340% due 09/25/2035	32	31
Commercial Mortgage Pass-Through Certificates
2.365% due 07/10/2046 (a)	2,033	120
2.426% due 07/10/2046 (a)	1,609	131
Credit Suisse Mortgage Capital Certificates
5.764% due 12/18/2049	200	232
DBUBS Mortgage Trust
0.246% due 11/10/2046 (a)	200	4
1.392% due 11/10/2046 (a)	488	24
First Horizon Mortgage Pass-Through Trust
2.567% due 05/25/2037 ^	68	51
Harborview Mortgage Loan Trust
0.490% due 02/19/2036	479	321
Indymac Index Mortgage Loan Trust
0.450% due 07/25/2035	43	35
JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% due 11/15/2043	200	226
JPMorgan Mortgage Trust
4.151% due 02/25/2036 ^	49	42
Mellon Residential Funding Corp.
0.639% due 08/15/2032	113	114
Merrill Lynch Mortgage Investors, Inc.
2.516% due 02/25/2035	31	31
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.949% due 08/12/2049	100	116
Royal Bank of Scotland Capital Funding Trust
6.006% due 12/16/2049	100	120
Structured Asset Securities Corp.
2.859% due 10/28/2035	143	133
Thornburg Mortgage Securities Trust
5.750% due 06/25/2047	37	33
Wells Fargo Mortgage-Backed Securities Trust
2.657% due 10/25/2035	73	71

		2,018

MUNICIPAL BONDS & NOTES 0.5%
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	100	103
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.790% due 06/15/2041	100	115

		218

U.S. GOVERNMENT AGENCIES 10.9%
Fannie Mae
0.640% due 11/25/2040	131	132
0.660% due 11/25/2040	147	149
3.500% due 01/01/2043	2,000	2,133
4.000% due 01/01/2043	900	965
4.500% due 02/01/2039	120	130
Freddie Mac
0.809% due 12/15/2037	60	60
NCUA Guaranteed Notes
0.583% due 11/06/2017	652	654
0.773% due 12/08/2020	167	168
Small Business Administration
5.980% due 05/01/2022	129	143
Tennessee Valley Authority
6.250% due 12/15/2017	200	252

		4,786

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 1.8%
U.S. Treasury Bonds
3.125% due 11/15/2041 (k)	$100	$104
3.750% due 08/15/2041 (g)	300	352
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017 (i)(k)	204	218
0.125% due 07/15/2022	101	109

		783

Total United States (Cost $9,280)		9,636

SHORT-TERM INSTRUMENTS 6.6%

REPURCHASE AGREEMENTS 0.6%
State Street Bank and Trust Co.
0.010% due 01/02/2013	$268	268

(Dated 12/31/2012. Collateralized by Fannie Mae 2.060% due 10/17/2022 valued at $275. Repurchase proceeds are $268.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 1.8%
Dexia Credit Local S.A.
1.084% due 09/18/2013	EUR	600	$793

U.S. TREASURY BILLS 0.7%
0.145% due 12/12/2013 (b)(k)		$288	288

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 3.5%
PIMCO Short-Term Floating NAV Portfolio		151,313	1,514

Total Short-Term Instruments (Cost $2,838)			2,863

MARKET VALUE (000S)
PURCHASED OPTIONS (m) 0.1%
(Cost $42)	$40

Total Investments 115.9% (Cost $48,267)	$50,774

Written Options (n) (0.4%) (Premiums $165)	(168)

Other Assets and Liabilities (Net) (15.5%)	(6,809)

Net Assets 100.0%	$43,797

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.
(e)	Affiliated to the Portfolio.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $5,403 at a weighted average interest rate of 0.384%.
(g)	Securities with an aggregate market value of $351 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
JPS	0.300%	12/11/2012	01/08/2013	$365	$(365)

(h)	Securities with an aggregate market value of $4,216 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BPS	0.479%	11/16/2012	02/15/2013	GBP 373	$(608)
	0.488%	11/16/2012	02/15/2013	1,191	(1,911)
	0.520%	12/17/2012	01/11/2013	1,076	(1,751)

					$(4,270)

(1)	Payable for Sale-Buyback Financing Transactions includes $11 of deferred price drop on sale-buyback financing transactions.

(i)	Securities with an aggregate market value of $72 and cash of $121 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor September Futures	Long	09/2015	37	$18
Canada Government 10-Year Bond March Futures	Short	03/2013	3	1
Euro-Bund 10-Year Bond March Futures	Long	03/2013	11	14
U.S. Treasury 5-Year Note March Futures	Long	03/2013	24	(4)
U.S. Treasury 10-Year Note March Futures	Long	03/2013	29	(16)
U.S. Treasury 30-Year Bond March Futures	Short	03/2013	7	11
United Kingdom Government 10-Year Gilt March Futures	Short	03/2013	9	(7)

				$17

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

(j)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Cash of $318 has been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	2.250%	06/20/2022	$	5,700	$(268)	$(238)
Pay	6-Month JPY-LIBOR	1.000%	03/21/2023	JPY	570,000	73	8

						$(195)	$(230)

(k)	Securities with an aggregate market value of $538 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.
(l)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Bank of America Corp.	DUB	(1.000%	)	06/20/2018	1.350%	$	200	$3	$30	$(27)
Embarq Corp.	DUB	(1.000%	)	06/20/2016	0.939%		100	0	(2)	2
Jones Group, Inc.	BOA	(5.000%	)	12/20/2014	1.537%		100	(6)	(6)	0
PulteGroup, Inc.	BRC	(5.000%	)	03/20/2015	0.894%		100	(10)	0	(10)
Santander International Debt S.A.	CBK	(1.000%	)	03/20/2015	1.788%		100	1	6	(5)
United Kingdom Gilt	MYC	(1.000%	)	12/20/2017	0.390%		300	(9)	(7)	(2)

								$(21)	$21	$(42)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Australia Government Bond	DUB	1.000%	09/20/2016	0.289%	$	200	$5	$3	$2
BP Capital Markets America, Inc.	MYC	1.000%	12/20/2015	0.339%		100	2	(2)	4
Italy Government International Bond	CBK	1.000%	06/20/2017	2.645%		100	(7)	(15)	8
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.202%		100	2	1	1
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.202%		400	8	3	5

							$10	$(10)	$20

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)		Market Value (6)	Premiums (Received)	Unrealized Appreciation
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015	$	100	$0	$(2)	$2

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Cross-Currency Swaps
Receive	Pay	Maturity Date (7)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Premiums (Received)	Unrealized Appreciation
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.755% based on the notional amount of currency received	05/15/2014	BPS	$	400	JPY	32,000	$33	$(2)	$35

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	RYL	JPY	60,000	$48	$16	$32
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	HUS	MXN	1,700	6	1	5
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	MYC		2,600	8	(3)	11
Pay	28-Day MXN-TIIE	5.800%	06/08/2016	HUS		2,600	4	0	4
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		1,400	1	0	1
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		2,500	1	(1)	2
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		500	1	0	1

							$69	$13	$56

(m)	Purchased options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	500	$41	$39

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Call - OTC USD versus JPY	MSX	JPY	90.000	01/10/2013	$	5,000	$1	$1

(n)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.400%	03/18/2013	$	200	$1	$(5)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		200	5	0
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		2,100	40	(33)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		1,300	7	(32)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		1,300	36	0
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		2,300	27	(90)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		2,300	43	0
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		200	3	(8)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		200	3	0

								$165	$(168)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2011	0	$11,200	$82
Sales	26	13,696	202
Closing Buys	(18)	(14,796)	(115)
Expirations	0	0	0
Exercised	(8)	0	(4)

Balance at 12/31/2012	0	$10,100	$165

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

(o)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	895	$	925	JPM	$0	$(4)	$(4)
01/2013		108		114	MSC	2	0	2
01/2013	EUR	137		181	GLM	0	0	0
01/2013	JPY	41,062		487	BRC	13	0	13
01/2013		12,961		154	CBK	4	0	4
01/2013		44,805		528	RYL	11	0	11
01/2013	NZD	2,312		1,875	BOA	0	(35)	(35)
01/2013	$	49	GBP	30	DUB	0	0	0
01/2013		1	IDR	5,630	MSC	0	0	0
01/2013		5,284	JPY	442,570	BPS	0	(175)	(175)
01/2013		3,133		261,444	FBF	0	(115)	(115)
01/2013		2,434		204,026	GLM	0	(79)	(79)
01/2013		3,228		267,465	HUS	0	(140)	(140)
01/2013		3,390		283,097	JPM	0	(122)	(122)
01/2013		2,431		204,027	UAG	0	(76)	(76)
01/2013		26	ZAR	223	JPM	1	0	1
01/2013	ZAR	408	$	46	JPM	0	(2)	(2)
02/2013	BRL	357		170	HUS	0	(4)	(4)
02/2013		116		55	JPM	0	(1)	(1)
02/2013		97		46	UAG	0	(1)	(1)
02/2013	CNY	3,161		493	DUB	0	(9)	(9)
02/2013		641		101	HUS	0	(1)	(1)
02/2013		5,784		908	JPM	0	(12)	(12)
02/2013	EUR	493		632	BPS	0	(19)	(19)
02/2013	NOK	2,970		514	HUS	0	(20)	(20)
02/2013	$	94	BRL	195	BRC	1	0	1
02/2013		203		423	UAG	3	0	3
02/2013		375	CNY	2,352	JPM	0	(1)	(1)
02/2013		329	DKK	1,914	RBC	10	0	10
02/2013		265	SEK	1,791	HUS	10	0	10
03/2013	CAD	82	$	83	HUS	1	0	1
03/2013	EUR	1,556		2,024	CBK	0	(31)	(31)
03/2013		1,560		2,021	WST	0	(40)	(40)
03/2013	GBP	765		1,232	BOA	0	(11)	(11)
03/2013		66		107	HUS	0	0	0
03/2013		213		346	UAG	0	0	0
03/2013	$	411	CAD	406	CBK	0	(3)	(3)
03/2013		54		54	RYL	0	0	0
03/2013		1,128	EUR	851	CBK	0	(4)	(4)
03/2013		193		146	RYL	0	0	0
03/2013		218		165	UAG	0	0	0
03/2013		73	GBP	45	BRC	0	0	0
03/2013		189		117	FBF	1	0	1
03/2013		1,744		1,077	MSC	6	0	6
03/2013		124		77	RYL	1	0	1
03/2013		182		113	UAG	2	0	2
04/2013	MXN	1,680	$	127	HUS	0	(2)	(2)
04/2013		19,862		1,520	JPM	0	(4)	(4)
04/2013		1,085		82	MSC	0	(2)	(2)
04/2013		1,112		84	UAG	0	(1)	(1)
04/2013	$	227	MXN	2,951	BRC	1	(2)	(1)
04/2013		152		1,958	CBK	0	(2)	(2)
04/2013		192		2,573	FBF	6	0	6
04/2013		57		731	HUS	0	(1)	(1)
04/2013		17		218	JPM	0	0	0
04/2013		344		4,436	MSC	0	(4)	(4)
04/2013		685		8,844	UAG	0	(7)	(7)
05/2013	EUR	41	$	52	BOA	0	(2)	(2)
05/2013		137		176	BRC	0	(5)	(5)
05/2013		45		57	FBF	0	(2)	(2)
05/2013		51		65	UAG	0	(3)	(3)
08/2013	$	160	CNY	1,000	DUB	0	(1)	(1)
08/2013		402		2,539	UAG	0	0	0
04/2014		42		256	BRC	0	(2)	(2)
04/2014		59		359	CBK	0	(3)	(3)
04/2014		15		91	GST	0	(1)	(1)
04/2014		27		164	HUS	0	(1)	(1)
04/2014		26		158	JPM	0	(1)	(1)
04/2014		25		153	RYL	0	(1)	(1)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2014	$	56	CNY	341	UAG	$0	$(2)	$(2)
09/2015		20		123	BOA	0	(1)	(1)
09/2015		71		430	BRC	0	(4)	(4)
09/2015		274		1,656	CBK	0	(17)	(17)
09/2015		20		123	MSC	0	(1)	(1)

						$73	$(977)	$(904)

(p)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Australia
Corporate Bonds & Notes	$0	$103	$0	$103
Belgium
Sovereign Issues	0	296	0	296
Canada
Corporate Bonds & Notes	0	310	0	310
Sovereign Issues	0	935	0	935
Cayman Islands
Asset-Backed Securities	0	80	0	80
France
Corporate Bonds & Notes	0	2,634	0	2,634
Germany
Corporate Bonds & Notes	0	4,380	0	4,380
Sovereign Issues	0	1,627	0	1,627
Ireland
Corporate Bonds & Notes	0	1,003	0	1,003
Mortgage-Backed Securities	0	260	0	260
Italy
Asset-Backed Securities	0	249	0	249
Mortgage-Backed Securities	0	146	0	146
Sovereign Issues	0	2,533	0	2,533
Mexico
Sovereign Issues	0	1,468	0	1,468
Netherlands
Asset-Backed Securities	0	257	0	257
Corporate Bonds & Notes	0	887	0	887
Sovereign Issues	0	3,112	0	3,112
New Zealand
Sovereign Issues	0	1,894	0	1,894
Norway
Corporate Bonds & Notes	0	430	0	430
South Africa
Sovereign Issues	0	13	0	13
Spain
Corporate Bonds & Notes	0	235	0	235
Sovereign Issues	0	3,737	0	3,737
Supranational
Corporate Bonds & Notes	0	2,267	0	2,267

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Sweden
Corporate Bonds & Notes	$0	$301	$0	$301
United Kingdom
Corporate Bonds & Notes	0	1,164	0	1,164
Mortgage-Backed Securities	0	2,549	0	2,549
Sovereign Issues	0	5,365	0	5,365
United States
Asset-Backed Securities	0	312	0	312
Corporate Bonds & Notes	0	1,519	0	1,519
Mortgage-Backed Securities	0	2,018	0	2,018
Municipal Bonds & Notes	0	218	0	218
U.S. Government Agencies	0	3,964	822	4,786
U.S. Treasury Obligations	0	783	0	783
Short-Term Instruments
Repurchase Agreements	0	268	0	268
Short-Term Notes	0	793	0	793
U.S. Treasury Bills	0	288	0	288
Central Funds Used for Cash Management Purposes	1,514	0	0	1,514
Purchased Options
Foreign Exchange Contracts	0	1	0	1
Interest Rate Contracts	0	39	0	39
	$1,514	$48,438	$822	$50,774

Financial Derivative Instruments - Assets
Credit Contracts	0	24	0	24
Foreign Exchange Contracts	0	108	0	108
Interest Rate Contracts	44	64	0	108
	$44	$196	$0	$240

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(44)	0	(44)
Foreign Exchange Contracts	0	(977)	0	(977)
Interest Rate Contracts	(27)	(406)	0	(433)
	$(27)	$(1,427)	$0	$(1,454)

Totals	$1,531	$47,207	$822	$49,560

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (2)
Investments, at value
United States
U.S. Government Agencies	$1,001	$0	$(181)	$0	$0	$2	$0	$0	$822	$2

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
United States
U.S. Government Agencies	$822	Third Party Vendor	Broker Quote	100.22-100.50

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(q)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$1	$39	$40
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	36	36
Unrealized appreciation on foreign currency contracts	0	0	0	73	0	73
Unrealized appreciation on OTC swap agreements	0	24	0	35	56	115

	$0	$24	$0	$109	$131	$264

Liabilities:
Written options outstanding	$0	$0	$0	$0	$168	$168
Variation margin payable on financial derivative instruments (2)	0	0	0	0	19	19
Unrealized depreciation on foreign currency contracts	0	0	0	977	0	977
Unrealized depreciation on OTC swap agreements	0	44	0	0	0	44

	$0	$44	$0	$977	$187	$1,208

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(11)	$(15)	$(26)
Net realized gain on futures contracts	0	0	0	0	569	569
Net realized gain on written options	0	0	0	8	99	107
Net realized gain on swaps	0	258	0	0	127	385
Net realized (loss) on foreign currency transactions	0	0	0	(2,211)	0	(2,211)

	$0	$258	$0	$(2,214)	$780	$(1,176)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$12	$12
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(254)	(254)
Net change in unrealized (depreciation) on written options	0	0	0	0	(69)	(69)
Net change in unrealized appreciation (depreciation) on swaps	0	(10)	0	35	(139)	(114)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(1,217)	0	(1,217)

	$0	$(10)	$0	$(1,182)	$(450)	$(1,642)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $17 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(230) as reported in the Notes to Schedule of Investments.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(r)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(61)	$0	$(61)
BPS	(162)	0	(162)
BRC	(7)	0	(7)
CBK	(52)	260	208
DUB	(117)	278	161
FBF	(111)	0	(111)
GLM	(79)	0	(79)
GST	(1)	0	(1)
HUS	(146)	0	(146)
JPM	(146)	0	(146)
MSC	1	(130)	(129)
MSX	1	0	1
MYC	(6)	0	(6)
RBC	10	0	10
RYL	59	0	59
UAG	(85)	0	(85)
WST	(40)	0	(40)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index.

Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure on currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (Cont.)

could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$489	$1,265

ANNUAL REPORT	DECEMBER 31, 2012	31

Notes to Financial Statements (Cont.)

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolios are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$2,227	$33,206	$(33,920)	$1	$0	$1,514	$7	$0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$124,095	$130,846	$39,317	$38,937

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12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1	$10	0	$0
Administrative Class	423	5,104	797	9,656
Advisor Class	522	6,264	2,044	24,459
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	56	668	16	196
Advisor Class	227	2,687	65	778
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(338)	(4,026)	(985)	(11,685)
Advisor Class	(1,192)	(14,247)	(1,200)	(14,268)
Net increase (decrease) resulting from Portfolio share transactions	(301)	$(3,540)	737	$9,136

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 70% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)

$982	$236	$2,128	$(1,698)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

ANNUAL REPORT	DECEMBER 31, 2012	33

Notes to Financial Statements (Cont.)

December 31, 2012

(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$48,453	$2,648	$(327)	$2,321

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)

12/31/2012	$3,309	$47	$—
12/31/2011	$937	$41	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

Subsequent to December 31, 2011, management determined that the PIMCO Foreign Bond Portfolio (Unhedged) improperly calculated its dividends paid deduction for the taxable year ended December 31, 2010. On February 27, 2012, the Board of Trustees for the Portfolio declared a deficiency dividend (as defined under IRC section 860) in the amount of $1,400,000 of undistributed taxable income for the Portfolio’s tax year ended December 31, 2010. The dividend was paid to shareholders on March 8, 2012.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

34	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

PIMCO Institutional Class Shareholders of the Foreign Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for the period April 30, 2012 (commencement of Institutional Class operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	35

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	WST	Westpac Banking Corp.
FBF	Credit Suisse International	MSX	Morgan Stanley Capital Group, Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	IDR	Indonesian Rupiah	SEK	Swedish Krona
CNY	Chinese Renminbi	JPY	Japanese Yen	USD (or $)	United States Dollar
DKK	Danish Krone	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
MCDX	Municipal Bond Credit Derivative Index

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	MBS	Mortgage-Backed Security
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	NCUA	National Credit Union Administration
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

36	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	37

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	39

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

40	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	45

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT20AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Foreign Bond Portfolio (Unhedged)

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	35
Glossary	36
Federal Income Tax Information	37
Management of the Trust	38
Privacy Policy	40
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	41

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

United States	19.1%
United Kingdom	17.9%
Germany	11.8%
Netherlands	8.4%
Spain	7.8%
Italy	5.8%
Short-Term Instruments	5.6%
France	5.2%
Other	18.4%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	Class Inception (03/31/2009)
PIMCO Foreign Bond Portfolio (Unhedged) Advisor Class	5.23%	8.65%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD±	1.01%	6.32%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.00% for Advisor Class shares.

± JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,046.10	$1,019.91
Expenses Paid During Period†	$5.35	$5.28
Net Annualized Expense Ratio	1.04%	1.04%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

An overweight to Agency mortgage-backed securities (“MBS”), non-Agency MBS and European residential mortgage-backed securities (“RMBS”) contributed to performance as spreads on these securities tightened over the reporting period.

»	An overweight to financials, both investment-grade and low-quality, contributed to performance as spreads on these securities tightened over the reporting period.

»	An overweight to government-backed securities in Europe contributed to performance as these securities appreciated over the reporting period.

»

An overweight to covered bonds in Germany and France, as well as an overweight to municipal bonds in the U.S., contributed to performance as prices of these securities rose during the reporting period.

»	An overweight to Mexican and Brazilian government bonds contributed to performance as local interest rates fell in these countries and income from carry benefited performance.

»	An overweight to the Japanese yen during the first quarter of the reporting period detracted from performance as the value of the Japanese yen relative to the U.S. dollar fell during that period.

»	An underweight to the Australian dollar and Canadian dollar detracted from performance as these currencies appreciated relative to the U.S. dollar over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Foreign Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	12/31/2012	12/31/2011	12/31/2010	03/31/2009-12/31/2009

Advisor Class
Net asset value beginning of year or period	$12.09	$11.40	$10.64	$10.01
Net investment income (a)	0.30	0.24	0.14	0.12
Net realized/unrealized gain	0.31	0.72	0.85	0.83
Total income from investment operations	0.61	0.96	0.99	0.95
Dividends from net investment income	(0.62)	(0.23)	(0.14)	(0.15)
Distributions from net realized capital gains	(0.27)	(0.04)	(0.09)	(0.17)
Total distributions	(0.89)	(0.27)	(0.23)	(0.32)
Net asset value end of year or period	$11.81	$12.09	$11.40	$10.64
Total return	5.23%	8.42%	9.36%	9.41%
Net assets end of year or period (000s)	$33,844	$39,994	$27,373	$11,076
Ratio of expenses to average net assets	1.04%	1.00%	1.01%	1.00%*
Ratio of expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%	1.00%*
Ratio of net investment income to average net assets	2.48%	2.00%	1.27%	1.52%*
Portfolio turnover rate	309%**	166%**	304%**	683%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Asset and Liabilities PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$48,992
Investments in Affiliates, at value	1,514
Repurchase agreements, at value	268
Deposits with counterparty	439
Foreign currency, at value	173
Receivable for investments sold	2,458
Receivable for cross-currency swap exchanges	400
OTC swap premiums paid	61
Variation margin receivable on financial derivative instruments	36
Unrealized appreciation on foreign currency contracts	73
Unrealized appreciation on OTC swap agreements	115
Receivable for Portfolio shares sold	15
Interest and dividends receivable	454
Other assets	6
55,004

Liabilities:
Payable for investments purchased	$4,553
Payable for reverse repurchase agreements	365
Payable for sale-buyback financing transactions	4,270
Written options outstanding	168
Payable for cross-currency swap exchanges	402
OTC swap premiums received	39
Variation margin payable on financial derivative instruments	19
Unrealized depreciation on foreign currency contracts	977
Unrealized depreciation on OTC swap agreements	44
Deposits from counterparty	130
Payable for Portfolio shares redeemed	205
Accrued investment advisory fees	9
Accrued supervisory and administrative fees	18
Accrued distribution fees	7
Accrued servicing fees	1
11,207

Net Assets	$43,797

Net Assets Consist of:
Paid in capital	$42,147
(Overdistributed) net investment income	(832)
Accumulated undistributed net realized gain	1,085
Net unrealized appreciation	1,397
$43,797

Net Assets:
Institutional Class	$10
Administrative Class	9,943
Advisor Class	33,844

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	842
Advisor Class	2,865

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.81
Administrative Class	11.81
Advisor Class	11.81

Cost of Investments	$46,485
Cost of Investments in Affiliates	$1,514
Cost of Repurchase Agreements	$268
Cost of Foreign Currency Held	$173
Premiums Received on Written Options	$165

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$1,588
Dividends from Affiliate investments	7
Total Income	1,595

Expenses:
Investment advisory fees	112
Supervisory and administrative fees	225
Servicing fees – Administrative Class	13
Distribution and/or servicing fees – Advisor Class	92
Interest expense	20
Total Expenses	462

Net Investment Income	1,133

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,213
Net realized gain on Affiliate investments	1
Net realized gain on futures contracts	569
Net realized gain on written options	107
Net realized gain on swaps	385
Net realized (loss) on foreign currency transactions	(2,206)
Net change in unrealized appreciation on investments	2,726
Net change in unrealized (depreciation) on futures contracts	(254)
Net change in unrealized (depreciation) on written options	(69)
Net change in unrealized (depreciation) on swaps	(114)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,265)
Net Gain	1,093

Net Increase in Net Assets Resulting from Operations	$2,226

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,133	$863
Net realized gain	68	2,698
Net realized gain (loss) on Affiliate investments	1	(1)
Net change in unrealized appreciation (depreciation)	1,024	(582)
Net increase resulting from operations	2,226	2,978

Distributions to Shareholders:
From net investment income
Institutional Class	(0)^	0
Administrative Class	(443)	(171)
Advisor Class	(1,916)	(652)
From net realized capital gains
Institutional Class	(0)^	0
Administrative Class	(225)	(28)
Advisor Class	(771)	(126)

Total Distributions	(3,355)	(977)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(3,540)	9,136

Total Increase (Decrease) in Net Assets	(4,669)	11,137

Net Assets:
Beginning of year	48,466	37,329
End of year*	$43,797	$48,466

*Including undistributed (overdistributed) net investment income of:	$(832)	$3,414

**	See note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged)

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 0.2%

CORPORATE BONDS & NOTES 0.2%
Westpac Banking Corp.
2.700% due 12/09/2014		$100	$103

Total Australia (Cost $100)			103

BELGIUM 0.7%

SOVEREIGN ISSUES 0.7%
Belgium Government International Bond
3.500% due 06/28/2017	EUR	200	296

Total Belgium (Cost $262)			296

CANADA 2.8%

CORPORATE BONDS & NOTES 0.7%
Toronto-Dominion Bank
1.625% due 09/14/2016		$300	310

SOVEREIGN ISSUES 2.1%
Province of Ontario
3.150% due 06/02/2022	CAD	200	208
4.000% due 12/03/2019	EUR	100	156
4.000% due 06/02/2021	CAD	100	111
6.200% due 06/02/2031		100	140
Province of Quebec
3.000% due 09/01/2023		100	101
3.500% due 12/01/2022		100	106
4.250% due 12/01/2021		100	113

			935

Total Canada (Cost $1,215)			1,245

CAYMAN ISLANDS 0.2%

ASSET-BACKED SECURITIES 0.2%
Landmark CDO Ltd.
0.611% due 06/01/2017		$81	80

Total Cayman Islands (Cost $78)			80

FRANCE 6.0%

CORPORATE BONDS & NOTES 6.0%
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		$200	206
3.000% due 07/23/2013	EUR	100	134
4.750% due 05/28/2013		100	134
Cie de Financement Foncier S.A.
2.500% due 09/16/2015		$200	208
4.500% due 01/09/2013	EUR	100	132
Credit Agricole Home Loan SFH
1.069% due 07/21/2014		$200	201
Dexia Credit Local S.A.
0.793% due 04/29/2014		600	592
2.750% due 01/10/2014		300	303
2.750% due 04/29/2014		300	306
Dexia Municipal Agency S.A.
3.125% due 09/15/2015	EUR	200	279
General Electric Societe de Credit Foncier
3.750% due 07/22/2014		100	139

Total France (Cost $2,612)			2,634

GERMANY 13.7%

CORPORATE BONDS & NOTES 10.0%
FMS Wertmanagement AoR
0.205% due 01/20/2014	EUR	200	264

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.316% due 02/18/2015	EUR	900	$1,191
2.375% due 12/15/2014		100	138
2.750% due 06/03/2016		300	427
3.375% due 06/17/2021		200	304
KFW
0.625% due 05/29/2015		400	535
5.500% due 02/09/2022	AUD	500	571
6.000% due 08/20/2020		100	117
6.250% due 05/19/2021		700	833

			4,380

SOVEREIGN ISSUES 3.7%
Republic of Germany
4.000% due 01/04/2037	EUR	600	1,077
State of North Rhine-Westphalia
3.250% due 05/28/2014	NOK	3,000	550

			1,627

Total Germany (Cost $5,924)			6,007

IRELAND 2.9%

CORPORATE BONDS & NOTES 2.3%
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016	EUR	700	1,003

MORTGAGE-BACKED SECURITIES 0.6%
Opera Finance PLC
0.425% due 10/20/2014		200	260

Total Ireland (Cost $1,224)			1,263

ITALY 6.7%

ASSET-BACKED SECURITIES 0.6%
Berica ABS SRL
0.485% due 12/30/2055	EUR	200	249

MORTGAGE-BACKED SECURITIES 0.3%
Berica Residential MBS SRL
0.646% due 03/31/2048		124	146

			146

SOVEREIGN ISSUES 5.8%
Italy Buoni Poliennali Del Tesoro
3.000% due 11/01/2015		100	135
3.750% due 04/15/2016		200	274
3.750% due 08/01/2021		100	129
4.500% due 03/01/2019		100	138
4.750% due 09/15/2016		200	283
4.750% due 06/01/2017		100	141
5.000% due 03/01/2022		300	418
5.000% due 09/01/2040		100	132
5.500% due 09/01/2022		100	143
5.750% due 02/01/2033		100	144
6.000% due 05/01/2031		100	147
Republic of Italy Government Bond
5.750% due 07/25/2016		200	288
6.000% due 08/04/2028	GBP	100	161

			2,533

Total Italy (Cost $2,661)			2,928

MEXICO 3.4%

SOVEREIGN ISSUES 3.4%
Mexico Government International Bond
6.250% due 06/16/2016	MXN	5,000	403

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 06/10/2021	MXN	10,100	$848
10.000% due 12/05/2024		2,000	217

Total Mexico (Cost $1,343)			1,468

NETHERLANDS 9.7%

ASSET-BACKED SECURITIES 0.6%
Euro-Galaxy CLO BV
0.444% due 10/23/2021	EUR	200	257

CORPORATE BONDS & NOTES 2.0%
ABN AMRO Bank NV
3.250% due 01/18/2013		100	132
Achmea Hypotheekbank NV
0.663% due 11/03/2014		$100	100
3.200% due 11/03/2014		200	210
Nederlandse Waterschapsbank NV
2.125% due 06/16/2016		200	208
NIBC Bank NV
0.691% due 12/02/2014		100	100
3.500% due 04/07/2014	EUR	100	137

			887

SOVEREIGN ISSUES 7.1%
Netherlands Government Bond
2.250% due 07/15/2022		300	423
2.500% due 01/15/2017		200	287
3.250% due 07/15/2021		200	305
3.500% due 07/15/2020		200	309
4.000% due 07/15/2016		200	299
4.000% due 07/15/2018		100	156
4.000% due 07/15/2019		400	631
4.500% due 07/15/2017		450	702

			3,112

Total Netherlands (Cost $3,916)			4,256

NEW ZEALAND 4.3%

SOVEREIGN ISSUES 4.3%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	900	822
5.500% due 04/15/2023		600	580
6.000% due 05/15/2021		500	492

Total New Zealand (Cost $1,623)			1,894

NORWAY 1.0%

CORPORATE BONDS & NOTES 1.0%
DNB Boligkreditt A/S
4.125% due 02/01/2013	EUR	100	132
Eksportfinans ASA
3.000% due 11/17/2014		$300	298

Total Norway (Cost $426)			430

SOUTH AFRICA 0.0%

SOVEREIGN ISSUES 0.0%
South Africa Government International Bond
8.250% due 09/15/2017	ZAR	100	13

Total South Africa (Cost $13)			13

SPAIN 9.0%

CORPORATE BONDS & NOTES 0.5%
Banco Bilbao Vizcaya Argentaria S.A.
4.125% due 01/13/2014	EUR	100	135

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		$100	$100

			235

SOVEREIGN ISSUES 8.5%
Fondo de Reestructuracion Ordenada Bancaria
4.400% due 10/21/2013	EUR	100	134
Instituto de Credito Oficial
0.563% due 01/28/2013		$400	399
1.934% due 03/25/2014	EUR	400	517
4.500% due 03/07/2013	GBP	200	325
4.500% due 07/08/2014	EUR	100	134
4.530% due 03/17/2016	CAD	100	95
Spain Government International Bond
3.250% due 04/30/2016	EUR	100	131
3.750% due 10/31/2015		400	532
3.800% due 01/31/2017		200	264
4.000% due 04/30/2020		300	377
4.250% due 10/31/2016		200	269
5.500% due 07/30/2017		400	560

			3,737

Total Spain (Cost $3,916)			3,972

SUPRANATIONAL 5.2%

CORPORATE BONDS & NOTES 5.2%
Eurofima
5.625% due 10/24/2016	AUD	100	111
European Union
2.500% due 12/04/2015	EUR	200	282
2.750% due 06/03/2016		200	286
3.125% due 01/27/2015		400	561
3.250% due 11/07/2014		200	280
3.250% due 04/04/2018		500	747

Total Supranational (Cost $2,244)			2,267

SWEDEN 0.7%

CORPORATE BONDS & NOTES 0.7%
Stadshypotek AB
0.861% due 09/30/2013		$300	301

Total Sweden (Cost $300)			301

UNITED KINGDOM 20.7%

CORPORATE BONDS & NOTES 2.7%
Abbey National Treasury Services PLC
3.125% due 06/30/2015	EUR	300	411
LBG Capital PLC
11.040% due 03/19/2020	GBP	100	190
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (d)		$400	464
Royal Bank of Scotland PLC
4.000% due 10/27/2014	AUD	100	99

			1,164

MORTGAGE-BACKED SECURITIES 5.8%
Eurosail PLC
0.341% due 03/13/2045	EUR	90	109
0.350% due 12/10/2044		84	101
0.679% due 03/13/2045	GBP	180	269
Fosse Master Issuer PLC
2.633% due 10/18/2054		100	167
Granite Master Issuer PLC
0.351% due 12/20/2054		$133	126
0.430% due 12/17/2054	EUR	100	124
0.551% due 12/20/2054		$100	93

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Granite Mortgages PLC
0.838% due 06/20/2044	GBP	60	$97
Great Hall Mortgages PLC
0.438% due 06/18/2039		$64	57
Holmes Master Issuer PLC
1.610% due 10/15/2054	EUR	173	230
Kensington Mortgage Securities PLC
0.353% due 06/14/2040		71	89
Mansard Mortgages PLC
1.169% due 12/15/2049	GBP	209	316
Newgate Funding PLC
1.519% due 12/15/2050		200	264
RMAC Securities PLC
0.333% due 06/12/2044	EUR	182	216
0.689% due 06/12/2044	GBP	198	291

			2,549

SOVEREIGN ISSUES 12.2%
United Kingdom Gilt
0.125% due 03/22/2024 (c)		405	712
1.875% due 11/22/2022 (c)(h)		836	1,741
4.250% due 12/07/2027		200	403
4.250% due 06/07/2032 (h)		300	601
4.250% due 09/07/2039 (h)		200	396
4.500% due 09/07/2034		100	206
4.750% due 12/07/2030 (h)		400	851
4.750% due 12/07/2038 (h)		100	214
6.000% due 12/07/2028		100	241

			5,365

Total United Kingdom (Cost $8,250)			9,078

UNITED STATES 22.0%

ASSET-BACKED SECURITIES 0.7%
HSBC Home Equity Loan Trust
0.361% due 03/20/2036		$53	53
Panhandle-Plains Higher Education Authority, Inc.
1.438% due 10/01/2035		71	72
SLM Student Loan Trust
0.443% due 12/15/2023	EUR	147	187

			312

CORPORATE BONDS & NOTES 3.5%
Ally Financial, Inc.
3.709% due 06/20/2014		$200	206
American International Group, Inc.
4.250% due 09/15/2014		100	105
5.750% due 03/15/2067	GBP	100	153
Citigroup, Inc.
0.593% due 11/05/2014		$100	99
6.000% due 12/13/2013		67	70
International Lease Finance Corp.
6.375% due 03/25/2013		100	101
6.500% due 09/01/2014		100	107
6.750% due 09/01/2016		100	113
Jones Group, Inc.
5.125% due 11/15/2014		100	103
Merrill Lynch & Co., Inc.
4.875% due 05/30/2014	EUR	100	139
PulteGroup, Inc.
5.200% due 02/15/2015		$100	107
WM Covered Bond Program
4.000% due 11/26/2016	EUR	100	147
4.375% due 09/16/2014		50	69

			1,519

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 4.6%
Banc of America Large Loan, Inc.
2.509% due 11/15/2015	$183	$183
Citigroup Mortgage Loan Trust, Inc.
2.340% due 09/25/2035	32	31
Commercial Mortgage Pass-Through Certificates
2.365% due 07/10/2046 (a)	2,033	120
2.426% due 07/10/2046 (a)	1,609	131
Credit Suisse Mortgage Capital Certificates
5.764% due 12/18/2049	200	232
DBUBS Mortgage Trust
0.246% due 11/10/2046 (a)	200	4
1.392% due 11/10/2046 (a)	488	24
First Horizon Mortgage Pass-Through Trust
2.567% due 05/25/2037 ^	68	51
Harborview Mortgage Loan Trust
0.490% due 02/19/2036	479	321
Indymac Index Mortgage Loan Trust
0.450% due 07/25/2035	43	35
JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% due 11/15/2043	200	226
JPMorgan Mortgage Trust
4.151% due 02/25/2036 ^	49	42
Mellon Residential Funding Corp.
0.639% due 08/15/2032	113	114
Merrill Lynch Mortgage Investors, Inc.
2.516% due 02/25/2035	31	31
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.949% due 08/12/2049	100	116
Royal Bank of Scotland Capital Funding Trust
6.006% due 12/16/2049	100	120
Structured Asset Securities Corp.
2.859% due 10/28/2035	143	133
Thornburg Mortgage Securities Trust
5.750% due 06/25/2047	37	33
Wells Fargo Mortgage-Backed Securities Trust
2.657% due 10/25/2035	73	71

		2,018

MUNICIPAL BONDS & NOTES 0.5%
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	100	103
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.790% due 06/15/2041	100	115

		218

U.S. GOVERNMENT AGENCIES 10.9%
Fannie Mae
0.640% due 11/25/2040	131	132
0.660% due 11/25/2040	147	149
3.500% due 01/01/2043	2,000	2,133
4.000% due 01/01/2043	900	965
4.500% due 02/01/2039	120	130
Freddie Mac
0.809% due 12/15/2037	60	60
NCUA Guaranteed Notes
0.583% due 11/06/2017	652	654
0.773% due 12/08/2020	167	168
Small Business Administration
5.980% due 05/01/2022	129	143
Tennessee Valley Authority
6.250% due 12/15/2017	200	252

		4,786

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 1.8%
U.S. Treasury Bonds
3.125% due 11/15/2041 (k)	$100	$104
3.750% due 08/15/2041 (g)	300	352
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017 (i)(k)	204	218
0.125% due 07/15/2022	101	109

		783

Total United States (Cost $9,280)		9,636

SHORT-TERM INSTRUMENTS 6.6%

REPURCHASE AGREEMENTS 0.6%
State Street Bank and Trust Co.
0.010% due 01/02/2013	$268	268

(Dated 12/31/2012. Collateralized by Fannie Mae 2.060% due 10/17/2022 valued at $275. Repurchase proceeds are $268.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 1.8%
Dexia Credit Local S.A.
1.084% due 09/18/2013	EUR	600	$793

U.S. TREASURY BILLS 0.7%
0.145% due 12/12/2013 (b)(k)		$288	288

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 3.5%
PIMCO Short-Term Floating NAV Portfolio		151,313	1,514

Total Short-Term Instruments (Cost $2,838)			2,863

MARKET VALUE (000S)
PURCHASED OPTIONS (m) 0.1%
(Cost $42)	$40

Total Investments 115.9% (Cost $48,267)	$50,774

Written Options (n) (0.4%) (Premiums $165)	(168)

Other Assets and Liabilities (Net) (15.5%)	(6,809)

Net Assets 100.0%	$43,797

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.
(e)	Affiliated to the Portfolio.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $5,403 at a weighted average interest rate of 0.384%.
(g)	Securities with an aggregate market value of $351 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
JPS	0.300%	12/11/2012	01/08/2013	$365	$(365)

(h)	Securities with an aggregate market value of $4,216 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BPS	0.479%	11/16/2012	02/15/2013	GBP 373	$(608)
	0.488%	11/16/2012	02/15/2013	1,191	(1,911)
	0.520%	12/17/2012	01/11/2013	1,076	(1,751)

					$(4,270)

(1)	Payable for Sale-Buyback Financing Transactions includes $11 of deferred price drop on sale-buyback financing transactions.

(i)	Securities with an aggregate market value of $72 and cash of $121 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor September Futures	Long	09/2015	37	$18
Canada Government 10-Year Bond March Futures	Short	03/2013	3	1
Euro-Bund 10-Year Bond March Futures	Long	03/2013	11	14
U.S. Treasury 5-Year Note March Futures	Long	03/2013	24	(4)
U.S. Treasury 10-Year Note March Futures	Long	03/2013	29	(16)
U.S. Treasury 30-Year Bond March Futures	Short	03/2013	7	11
United Kingdom Government 10-Year Gilt March Futures	Short	03/2013	9	(7)

				$17

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

(j)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Cash of $318 has been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	2.250%	06/20/2022	$	5,700	$(268)	$(238)
Pay	6-Month JPY-LIBOR	1.000%	03/21/2023	JPY	570,000	73	8

						$(195)	$(230)

(k)	Securities with an aggregate market value of $538 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.
(l)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Bank of America Corp.	DUB	(1.000%	)	06/20/2018	1.350%	$	200	$3	$30	$(27)
Embarq Corp.	DUB	(1.000%	)	06/20/2016	0.939%		100	0	(2)	2
Jones Group, Inc.	BOA	(5.000%	)	12/20/2014	1.537%		100	(6)	(6)	0
PulteGroup, Inc.	BRC	(5.000%	)	03/20/2015	0.894%		100	(10)	0	(10)
Santander International Debt S.A.	CBK	(1.000%	)	03/20/2015	1.788%		100	1	6	(5)
United Kingdom Gilt	MYC	(1.000%	)	12/20/2017	0.390%		300	(9)	(7)	(2)

								$(21)	$21	$(42)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Australia Government Bond	DUB	1.000%	09/20/2016	0.289%	$	200	$5	$3	$2
BP Capital Markets America, Inc.	MYC	1.000%	12/20/2015	0.339%		100	2	(2)	4
Italy Government International Bond	CBK	1.000%	06/20/2017	2.645%		100	(7)	(15)	8
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.202%		100	2	1	1
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.202%		400	8	3	5

							$10	$(10)	$20

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)		Market Value (6)	Premiums (Received)	Unrealized Appreciation
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015	$	100	$0	$(2)	$2

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Cross-Currency Swaps
Receive	Pay	Maturity Date (7)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Premiums (Received)	Unrealized Appreciation
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.755% based on the notional amount of currency received	05/15/2014	BPS	$	400	JPY	32,000	$33	$(2)	$35

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	RYL	JPY	60,000	$48	$16	$32
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	HUS	MXN	1,700	6	1	5
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	MYC		2,600	8	(3)	11
Pay	28-Day MXN-TIIE	5.800%	06/08/2016	HUS		2,600	4	0	4
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		1,400	1	0	1
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		2,500	1	(1)	2
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		500	1	0	1

							$69	$13	$56

(m)	Purchased options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	500	$41	$39

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Call - OTC USD versus JPY	MSX	JPY	90.000	01/10/2013	$	5,000	$1	$1

(n)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.400%	03/18/2013	$	200	$1	$(5)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		200	5	0
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		2,100	40	(33)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		1,300	7	(32)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		1,300	36	0
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		2,300	27	(90)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		2,300	43	0
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		200	3	(8)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		200	3	0

								$165	$(168)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2011	0	$11,200	$82
Sales	26	13,696	202
Closing Buys	(18)	(14,796)	(115)
Expirations	0	0	0
Exercised	(8)	0	(4)

Balance at 12/31/2012	0	$10,100	$165

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

(o)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	895	$	925	JPM	$0	$(4)	$(4)
01/2013		108		114	MSC	2	0	2
01/2013	EUR	137		181	GLM	0	0	0
01/2013	JPY	41,062		487	BRC	13	0	13
01/2013		12,961		154	CBK	4	0	4
01/2013		44,805		528	RYL	11	0	11
01/2013	NZD	2,312		1,875	BOA	0	(35)	(35)
01/2013	$	49	GBP	30	DUB	0	0	0
01/2013		1	IDR	5,630	MSC	0	0	0
01/2013		5,284	JPY	442,570	BPS	0	(175)	(175)
01/2013		3,133		261,444	FBF	0	(115)	(115)
01/2013		2,434		204,026	GLM	0	(79)	(79)
01/2013		3,228		267,465	HUS	0	(140)	(140)
01/2013		3,390		283,097	JPM	0	(122)	(122)
01/2013		2,431		204,027	UAG	0	(76)	(76)
01/2013		26	ZAR	223	JPM	1	0	1
01/2013	ZAR	408	$	46	JPM	0	(2)	(2)
02/2013	BRL	357		170	HUS	0	(4)	(4)
02/2013		116		55	JPM	0	(1)	(1)
02/2013		97		46	UAG	0	(1)	(1)
02/2013	CNY	3,161		493	DUB	0	(9)	(9)
02/2013		641		101	HUS	0	(1)	(1)
02/2013		5,784		908	JPM	0	(12)	(12)
02/2013	EUR	493		632	BPS	0	(19)	(19)
02/2013	NOK	2,970		514	HUS	0	(20)	(20)
02/2013	$	94	BRL	195	BRC	1	0	1
02/2013		203		423	UAG	3	0	3
02/2013		375	CNY	2,352	JPM	0	(1)	(1)
02/2013		329	DKK	1,914	RBC	10	0	10
02/2013		265	SEK	1,791	HUS	10	0	10
03/2013	CAD	82	$	83	HUS	1	0	1
03/2013	EUR	1,556		2,024	CBK	0	(31)	(31)
03/2013		1,560		2,021	WST	0	(40)	(40)
03/2013	GBP	765		1,232	BOA	0	(11)	(11)
03/2013		66		107	HUS	0	0	0
03/2013		213		346	UAG	0	0	0
03/2013	$	411	CAD	406	CBK	0	(3)	(3)
03/2013		54		54	RYL	0	0	0
03/2013		1,128	EUR	851	CBK	0	(4)	(4)
03/2013		193		146	RYL	0	0	0
03/2013		218		165	UAG	0	0	0
03/2013		73	GBP	45	BRC	0	0	0
03/2013		189		117	FBF	1	0	1
03/2013		1,744		1,077	MSC	6	0	6
03/2013		124		77	RYL	1	0	1
03/2013		182		113	UAG	2	0	2
04/2013	MXN	1,680	$	127	HUS	0	(2)	(2)
04/2013		19,862		1,520	JPM	0	(4)	(4)
04/2013		1,085		82	MSC	0	(2)	(2)
04/2013		1,112		84	UAG	0	(1)	(1)
04/2013	$	227	MXN	2,951	BRC	1	(2)	(1)
04/2013		152		1,958	CBK	0	(2)	(2)
04/2013		192		2,573	FBF	6	0	6
04/2013		57		731	HUS	0	(1)	(1)
04/2013		17		218	JPM	0	0	0
04/2013		344		4,436	MSC	0	(4)	(4)
04/2013		685		8,844	UAG	0	(7)	(7)
05/2013	EUR	41	$	52	BOA	0	(2)	(2)
05/2013		137		176	BRC	0	(5)	(5)
05/2013		45		57	FBF	0	(2)	(2)
05/2013		51		65	UAG	0	(3)	(3)
08/2013	$	160	CNY	1,000	DUB	0	(1)	(1)
08/2013		402		2,539	UAG	0	0	0
04/2014		42		256	BRC	0	(2)	(2)
04/2014		59		359	CBK	0	(3)	(3)
04/2014		15		91	GST	0	(1)	(1)
04/2014		27		164	HUS	0	(1)	(1)
04/2014		26		158	JPM	0	(1)	(1)
04/2014		25		153	RYL	0	(1)	(1)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2014	$	56	CNY	341	UAG	$0	$(2)	$(2)
09/2015		20		123	BOA	0	(1)	(1)
09/2015		71		430	BRC	0	(4)	(4)
09/2015		274		1,656	CBK	0	(17)	(17)
09/2015		20		123	MSC	0	(1)	(1)

						$73	$(977)	$(904)

(p)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Australia
Corporate Bonds & Notes	$0	$103	$0	$103
Belgium
Sovereign Issues	0	296	0	296
Canada
Corporate Bonds & Notes	0	310	0	310
Sovereign Issues	0	935	0	935
Cayman Islands
Asset-Backed Securities	0	80	0	80
France
Corporate Bonds & Notes	0	2,634	0	2,634
Germany
Corporate Bonds & Notes	0	4,380	0	4,380
Sovereign Issues	0	1,627	0	1,627
Ireland
Corporate Bonds & Notes	0	1,003	0	1,003
Mortgage-Backed Securities	0	260	0	260
Italy
Asset-Backed Securities	0	249	0	249
Mortgage-Backed Securities	0	146	0	146
Sovereign Issues	0	2,533	0	2,533
Mexico
Sovereign Issues	0	1,468	0	1,468
Netherlands
Asset-Backed Securities	0	257	0	257
Corporate Bonds & Notes	0	887	0	887
Sovereign Issues	0	3,112	0	3,112
New Zealand
Sovereign Issues	0	1,894	0	1,894
Norway
Corporate Bonds & Notes	0	430	0	430
South Africa
Sovereign Issues	0	13	0	13
Spain
Corporate Bonds & Notes	0	235	0	235
Sovereign Issues	0	3,737	0	3,737
Supranational
Corporate Bonds & Notes	0	2,267	0	2,267

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Sweden
Corporate Bonds & Notes	$0	$301	$0	$301
United Kingdom
Corporate Bonds & Notes	0	1,164	0	1,164
Mortgage-Backed Securities	0	2,549	0	2,549
Sovereign Issues	0	5,365	0	5,365
United States
Asset-Backed Securities	0	312	0	312
Corporate Bonds & Notes	0	1,519	0	1,519
Mortgage-Backed Securities	0	2,018	0	2,018
Municipal Bonds & Notes	0	218	0	218
U.S. Government Agencies	0	3,964	822	4,786
U.S. Treasury Obligations	0	783	0	783
Short-Term Instruments
Repurchase Agreements	0	268	0	268
Short-Term Notes	0	793	0	793
U.S. Treasury Bills	0	288	0	288
Central Funds Used for Cash Management Purposes	1,514	0	0	1,514
Purchased Options
Foreign Exchange Contracts	0	1	0	1
Interest Rate Contracts	0	39	0	39
	$1,514	$48,438	$822	$50,774

Financial Derivative Instruments - Assets
Credit Contracts	0	24	0	24
Foreign Exchange Contracts	0	108	0	108
Interest Rate Contracts	44	64	0	108
	$44	$196	$0	$240

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(44)	0	(44)
Foreign Exchange Contracts	0	(977)	0	(977)
Interest Rate Contracts	(27)	(406)	0	(433)
	$(27)	$(1,427)	$0	$(1,454)

Totals	$1,531	$47,207	$822	$49,560

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (2)
Investments, at value
United States
U.S. Government Agencies	$1,001	$0	$(181)	$0	$0	$2	$0	$0	$822	$2

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
United States
U.S. Government Agencies	$822	Third Party Vendor	Broker Quote	100.22-100.50

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(q)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$1	$39	$40
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	36	36
Unrealized appreciation on foreign currency contracts	0	0	0	73	0	73
Unrealized appreciation on OTC swap agreements	0	24	0	35	56	115

	$0	$24	$0	$109	$131	$264

Liabilities:
Written options outstanding	$0	$0	$0	$0	$168	$168
Variation margin payable on financial derivative instruments (2)	0	0	0	0	19	19
Unrealized depreciation on foreign currency contracts	0	0	0	977	0	977
Unrealized depreciation on OTC swap agreements	0	44	0	0	0	44

	$0	$44	$0	$977	$187	$1,208

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(11)	$(15)	$(26)
Net realized gain on futures contracts	0	0	0	0	569	569
Net realized gain on written options	0	0	0	8	99	107
Net realized gain on swaps	0	258	0	0	127	385
Net realized (loss) on foreign currency transactions	0	0	0	(2,211)	0	(2,211)

	$0	$258	$0	$(2,214)	$780	$(1,176)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$12	$12
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(254)	(254)
Net change in unrealized (depreciation) on written options	0	0	0	0	(69)	(69)
Net change in unrealized appreciation (depreciation) on swaps	0	(10)	0	35	(139)	(114)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(1,217)	0	(1,217)

	$0	$(10)	$0	$(1,182)	$(450)	$(1,642)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $17 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(230) as reported in the Notes to Schedule of Investments.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(r)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(61)	$0	$(61)
BPS	(162)	0	(162)
BRC	(7)	0	(7)
CBK	(52)	260	208
DUB	(117)	278	161
FBF	(111)	0	(111)
GLM	(79)	0	(79)
GST	(1)	0	(1)
HUS	(146)	0	(146)
JPM	(146)	0	(146)
MSC	1	(130)	(129)
MSX	1	0	1
MYC	(6)	0	(6)
RBC	10	0	10
RYL	59	0	59
UAG	(85)	0	(85)
WST	(40)	0	(40)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.

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Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative

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Notes to Financial Statements (Cont.)

instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair

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market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a

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Notes to Financial Statements (Cont.)

pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the

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security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the

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Notes to Financial Statements (Cont.)

foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium

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which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index.

Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure on currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (Cont.)

could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$489	$1,265

ANNUAL REPORT	DECEMBER 31, 2012	31

Notes to Financial Statements (Cont.)

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolios are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$2,227	$33,206	$(33,920)	$1	$0	$1,514	$7	$0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$124,095	$130,846	$39,317	$38,937

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December 31, 2012

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1	$10	0	$0
Administrative Class	423	5,104	797	9,656
Advisor Class	522	6,264	2,044	24,459
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	56	668	16	196
Advisor Class	227	2,687	65	778
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(338)	(4,026)	(985)	(11,685)
Advisor Class	(1,192)	(14,247)	(1,200)	(14,268)
Net increase (decrease) resulting from Portfolio share transactions	(301)	$(3,540)	737	$9,136

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 70% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)

$982	$236	$2,128	$(1,698)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

ANNUAL REPORT	DECEMBER 31, 2012	33

Notes to Financial Statements (Cont.)

December 31, 2012

(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$48,453	$2,648	$(327)	$2,321

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)

12/31/2012	$3,309	$47	$—
12/31/2011	$937	$41	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

Subsequent to December 31, 2011, management determined that the PIMCO Foreign Bond Portfolio (Unhedged) improperly calculated its dividends paid deduction for the taxable year ended December 31, 2010. On February 27, 2012, the Board of Trustees for the Portfolio declared a deficiency dividend (as defined under IRC section 860) in the amount of $1,400,000 of undistributed taxable income for the Portfolio’s tax year ended December 31, 2010. The dividend was paid to shareholders on March 8, 2012.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

34	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Foreign Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	35

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	WST	Westpac Banking Corp.
FBF	Credit Suisse International	MSX	Morgan Stanley Capital Group, Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	IDR	Indonesian Rupiah	SEK	Swedish Krona
CNY	Chinese Renminbi	JPY	Japanese Yen	USD (or $)	United States Dollar
DKK	Danish Krone	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
MCDX	Municipal Bond Credit Derivative Index

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	MBS	Mortgage-Backed Security
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	NCUA	National Credit Union Administration
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

36	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	37

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	39

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

40	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	45

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT19AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Global Advantage® Strategy Bond Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	33
Glossary	34
Federal Income Tax Information	35
Management of the Trust	36
Privacy Policy	38
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	39

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Advantage® Strategy Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, issuer non-diversification risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Global Advantage® Strategy Bond Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Short-Term Instruments	35.6%
United States	22.9%
United Kingdom	7.6%
Mexico	5.2%
Canada	3.5%
Other	25.2%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	Class Inception (05/02/2011)
PIMCO Global Advantage® Strategy Bond Portfolio Administrative Class	6.19%	3.09%
Barclays U.S. Aggregate Index±	4.21%	6.14%
PIMCO Global Advantage Bond Index® (GLADI) (NY Close)±±	8.92%	3.81%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.90% for Administrative Class shares.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

±± PIMCO Global Advantage Bond Index® (GLADI) (NY Close) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real assets, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,044.40	$1,020.61
Expenses Paid During Period†	$4.63	$4.57
Net Annualized Expense Ratio	0.90%	0.90%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Advantage® Strategy Bond Portfolio seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities.

»	An overweight to duration (or sensitivity to changes in market interest rates) in Brazil contributed to performance as local rates fell, particularly at the short-end of the yield curve.

»

An underweight to currencies of certain emerging market (“EM”) countries, such as the Turkish lira, the Russian ruble, the Hungarian forint, and the Polish zloty, detracted from performance as these currencies appreciated relative to the U.S. dollar.

»	An underweight to investment grade corporate debt detracted from performance as spreads for this sector tightened over the reporting period.

»	An underweight to covered bonds detracted from performance as spreads on these securities declined during the reporting period.

»	Underweight positions in Agency mortgage-backed securities detracted from performance as the price of these securities rose over the reporting period.

»

An underweight to EM external debt, particularly in Brazil, Mexico, Peru, Poland, and Qatar, detracted from relative performance as the spread of EM external debt over U.S. dollar-swaps tightened and the spread for the external debt of these countries tightened even more.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Advantage® Strategy Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2012	05/02/2011-12/31/2011

Administrative Class
Net asset value beginning of year or period	$9.84	$10.00
Net investment income (a)	0.10	0.06
Net realized/unrealized gain (loss)	0.51	(0.15)
Total income (loss) from investment operations	0.61	(0.09)
Dividends from net investment income	(0.12)	(0.07)
Distributions from net realized capital gains	(0.08)	0.00
Total distributions	(0.20)	(0.07)
Net asset value end of year or period	$10.25	$9.84
Total return	6.19%	(0.93)%
Net assets end of year or period (000s)	$201,022	$147,048
Ratio of expenses to average net assets	0.90%	0.90%*
Ratio of expenses to average net assets excluding waivers	0.90%	0.93%*
Ratio of net investment income to average net assets	1.02%	0.84%*
Portfolio turnover rate	179%**	24%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Global Advantage® Strategy Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$182,054
Investments in Affiliates, at value	28,418
Repurchase agreements, at value	571
Cash	40
Deposits with counterparty	54
Foreign currency, at value	435
Receivable for investments sold	11,550
OTC swap premiums paid	481
Variation margin receivable on financial derivative instruments	41
Unrealized appreciation on foreign currency contracts	3,601
Unrealized appreciation on OTC swap agreements	1,777
Receivable for Portfolio shares sold	268
Interest and dividends receivable	1,216
Dividends receivable from Affiliates	14
230,520

Liabilities:
Payable for investments purchased	$24,223
Payable for investments in Affiliates purchased	14
Written options outstanding	187
OTC swap premiums received	362
Unrealized depreciation on foreign currency contracts	1,152
Unrealized depreciation on OTC swap agreements	83
Deposits from counterparty	3,295
Payable for Portfolio shares redeemed	22
Accrued investment advisory fees	65
Accrued supervisory and administrative fees	57
Accrued servicing fees	25
Accrued taxes payable	1
Reimbursement to PIMCO	8
Other liabilities	4
29,498

Net Assets	$201,022

Net Assets Consist of:
Paid in capital	$195,862
(Overdistributed) net investment income	(1,455)
Accumulated undistributed net realized gain	1,165
Net unrealized appreciation	5,450
$201,022

Net Assets:
Administrative Class	$201,022

Shares Issued and Outstanding:
Administrative Class	19,613

Net Asset Value and Redemption Price Per Share Outstanding:
Administrative Class	$10.25

Cost of Investments	$180,900
Cost of Investments in Affiliates	$28,457
Cost of Repurchase Agreements	$571
Cost of Foreign Currency Held	$435
Premiums Received on Written Options	$266

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Advantage® Strategy Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest, net of foreign taxes*	$3,224
Dividends from Affiliate investments	273
Total Income	3,497

Expenses:
Investment advisory fees	723
Supervisory and administrative fees	633
Servicing fees – Administrative Class	273
Trustees’ fees	1
Interest expense	2
Miscellaneous expense	8
Total Expenses	1,640

Net Investment Income	1,857

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,007
Net realized gain on Affiliate investments	12
Net capital gain distributions received from Affiliate investments	5
Net realized gain on futures contracts	1,372
Net realized gain on written options	94
Net realized gain on swaps	569
Net realized (loss) on foreign currency transactions	(2,346)
Net change in unrealized appreciation on investments	3,262
Net change in unrealized (depreciation) on Affiliate investments	(44)
Net change in unrealized (depreciation) on futures contracts	(535)
Net change in unrealized appreciation on written options	63
Net change in unrealized appreciation on swaps	1,668
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	3,811
Net Gain	8,938

Net Increase in Net Assets Resulting from Operations	$10,795

* Foreign tax withholdings	$5

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Global Advantage® Strategy Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Period from May 2, 2011 to December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$1,857	$721
Net realized gain	696	987
Net realized gain (loss) on Affiliate investments	12	(28)
Net capital gain distributions received from Affiliate investments	5	0
Net change in unrealized appreciation (depreciation)	8,269	(2,780)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(44)	5
Net increase (decrease) resulting from operations	10,795	(1,095)

Distributions to Shareholders:
From net investment income
Administrative Class	(2,157)	(882)
From net realized capital gains
Administrative Class	(1,503)	0

Total Distributions	(3,660)	(882)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	46,839	149,025

Total Increase in Net Assets	53,974	147,048

Net Assets:
Beginning of year or period	147,048	0
End of year or period*	$201,022	$147,048

*Including (overdistributed) net investment income of:	$(1,455)	$(222)

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 1.7%

CORPORATE BONDS & NOTES 1.1%
Australia & New Zealand Banking Group Ltd.
4.875% due 01/12/2021		$800	$938
Goodman Funding Pty. Ltd.
6.375% due 04/15/2021		500	569
Woodside Finance Ltd.
4.600% due 05/10/2021		700	772

			2,279

SOVEREIGN ISSUES 0.6%
Australia Government CPI Linked Bond
3.000% due 09/20/2025	AUD	850	1,212

Total Australia (Cost $3,285)			3,491

BERMUDA 0.3%

CORPORATE BONDS & NOTES 0.3%
China Resources Gas Group Ltd.
4.500% due 04/05/2022		$550	605

Total Bermuda (Cost $587)			605

BRAZIL 1.5%

CORPORATE BONDS & NOTES 1.5%
Banco do Brasil S.A.
6.000% due 01/22/2020		$700	821
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		625	714
CSN Resources S.A.
6.500% due 07/21/2020		750	817
Petrobras International Finance Co.
7.875% due 03/15/2019		600	752

Total Brazil (Cost $2,916)			3,104

CANADA 3.7%

CORPORATE BONDS & NOTES 0.8%
Bank of Montreal
2.850% due 06/09/2015		$1,500	1,585

SOVEREIGN ISSUES 2.9%
Canada Housing Trust
2.400% due 12/15/2022	CAD	5,700	5,763

Total Canada (Cost $7,292)			7,348

CAYMAN ISLANDS 1.0%

CORPORATE BONDS & NOTES 1.0%
ENN Energy Holdings Ltd.
6.000% due 05/13/2021		$200	231
Mongolian Mining Corp.
8.875% due 03/29/2017		900	967
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		722	814

Total Cayman Islands (Cost $1,870)			2,012

FRANCE 2.4%

CORPORATE BONDS & NOTES 0.4%
BNP Paribas S.A.
5.000% due 01/15/2021		$680	764

SOVEREIGN ISSUES 2.0%
France Government Bond
3.750% due 04/25/2021	EUR	390	599

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
France Treasury Notes
2.250% due 02/25/2016	EUR	2,380	$3,339

			3,938

Total France (Cost $4,691)			4,702

GERMANY 1.0%

CORPORATE BONDS & NOTES 1.0%
Erste Abwicklungsanstalt
3.125% due 03/29/2016	EUR	400	573
FMS Wertmanagement AoR
1.875% due 05/09/2019		500	693
Landesbank Hessen-Thueringen Girozentrale
2.875% due 04/21/2017		575	833

Total Germany (Cost $2,051)			2,099

INDIA 0.5%

CORPORATE BONDS & NOTES 0.5%
ICICI Bank Ltd.
4.750% due 11/25/2016		$300	316
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		600	629

Total India (Cost $896)			945

INDONESIA 1.1%

CORPORATE BONDS & NOTES 0.7%
Pertamina Persero PT
4.875% due 05/03/2022		$700	766
Perusahaan Listrik Negara PT
5.500% due 11/22/2021		500	568

			1,334

SOVEREIGN ISSUES 0.4%
Indonesia Government International Bond
5.625% due 05/15/2023	IDR	1,924,000	207
6.625% due 05/15/2033		805,000	88
8.250% due 06/15/2032		4,699,000	597

			892

Total Indonesia (Cost $2,170)			2,226

ITALY 1.7%

SOVEREIGN ISSUES 1.7%
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (b)	EUR	1,181	1,482
4.750% due 06/01/2017		700	985
5.500% due 09/01/2022		100	143
5.500% due 11/01/2022		600	858

Total Italy (Cost $3,213)			3,468

JAPAN 1.8%

SOVEREIGN ISSUES 1.8%
Japan Government International Bond
1.200% due 06/20/2021	JPY	140,000	1,692
Japan Government International CPI Linked Bond
1.400% due 06/10/2018		148,350	1,894

Total Japan (Cost $3,938)			3,586

LUXEMBOURG 0.2%

CORPORATE BONDS & NOTES 0.2%
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		$300	326

Total Luxembourg (Cost $305)			326

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MALAYSIA 0.4%

SOVEREIGN ISSUES 0.4%
Malaysia Government International Bond
3.418% due 08/15/2022	MYR	350	$114
3.492% due 03/31/2020		50	16
3.502% due 05/31/2027		200	64
3.580% due 09/28/2018		600	199
3.835% due 08/12/2015		200	67
4.012% due 09/15/2017		800	270

Total Malaysia (Cost $724)			730

MEXICO 5.4%

CORPORATE BONDS & NOTES 0.6%
Petroleos Mexicanos
6.500% due 06/02/2041		$900	1,134

SOVEREIGN ISSUES 4.8%
Mexico Government International Bond
5.000% due 06/15/2017	MXN	43,840	3,381
6.000% due 06/18/2015		26,300	2,095
7.500% due 06/03/2027		5,340	482
8.000% due 06/11/2020		31,790	2,898
10.000% due 12/05/2024		7,910	858

			9,714

Total Mexico (Cost $10,744)			10,848

MONGOLIA 0.4%

SOVEREIGN ISSUES 0.4%
Development Bank of Mongolia LLC
5.750% due 03/21/2017		$800	833

Total Mongolia (Cost $811)			833

NETHERLANDS 1.5%

CORPORATE BONDS & NOTES 0.9%
Bank Nederlandse Gemeenten
3.000% due 03/30/2017	EUR	200	290
3.875% due 11/04/2019		100	154
Nederlandse Waterschapsbank NV
1.625% due 08/23/2019		200	270
3.375% due 01/19/2016		300	432
Rabobank Group
4.750% due 01/15/2020		$500	573

			1,719

SOVEREIGN ISSUES 0.6%
Netherlands Government Bond
3.250% due 07/15/2015	EUR	300	428
3.250% due 07/15/2021		500	763

			1,191

Total Netherlands (Cost $2,839)			2,910

NORWAY 0.4%

CORPORATE BONDS & NOTES 0.4%
DNB Bank ASA
3.200% due 04/03/2017		$800	853

Total Norway (Cost $827)			853

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PHILIPPINES 0.3%

CORPORATE BONDS & NOTES 0.3%
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024		$400	$561

Total Philippines (Cost $542)			561

RUSSIA 1.9%

SOVEREIGN ISSUES 1.9%
Russia Government International Bond
7.500% due 03/31/2030		$2,945	3,788

Total Russia (Cost $3,426)			3,788

SOUTH AFRICA 2.9%

SOVEREIGN ISSUES 2.9%
South Africa Government International Bond
8.000% due 12/21/2018	ZAR	24,600	3,189
8.250% due 09/15/2017		20,800	2,701

Total South Africa (Cost $5,976)			5,890

SOUTH KOREA 1.2%

CORPORATE BONDS & NOTES 0.2%
Korea Development Bank
3.000% due 09/14/2022		$300	299

SOVEREIGN ISSUES 1.0%
Korea Treasury Bond
3.250% due 06/10/2015	KRW	451,500	426
3.500% due 03/10/2017		564,400	539
3.750% due 06/10/2022		366,900	361
4.000% due 12/10/2031		127,000	132
5.750% due 09/10/2018		529,100	565

			2,023

Total South Korea (Cost $2,234)			2,322

SPAIN 2.8%

SOVEREIGN ISSUES 2.8%
Autonomous Community of Madrid Spain
4.200% due 09/24/2014	EUR	200	258
4.305% due 03/06/2014		100	132
Spain Government International Bond
4.000% due 04/30/2020		200	251
4.250% due 10/31/2016		1,500	2,016
4.850% due 10/31/2020		400	525
5.500% due 04/30/2021		1,450	1,965
5.850% due 01/31/2022		300	414

Total Spain (Cost $5,271)			5,561

SUPRANATIONAL 0.9%

CORPORATE BONDS & NOTES 0.9%
European Financial Stability Facility
3.375% due 07/05/2021	EUR	1,200	1,808

Total Supranational (Cost $1,655)			1,808

SWEDEN 0.4%

CORPORATE BONDS & NOTES 0.4%
Nordea Bank AB
3.125% due 03/20/2017		$800	853

Total Sweden (Cost $829)			853

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWITZERLAND 0.3%

CORPORATE BONDS & NOTES 0.3%
UBS AG
4.875% due 08/04/2020		$500	$581

Total Switzerland (Cost $553)			581

UNITED KINGDOM 7.9%

CORPORATE BONDS & NOTES 2.2%
Bank of Scotland PLC
3.875% due 01/15/2014	EUR	800	1,094
Ensco PLC
4.700% due 03/15/2021		$750	845
Nationwide Building Society
3.875% due 12/05/2013	EUR	200	273
Northern Rock Asset Management PLC
3.625% due 03/28/2013		800	1,065
4.125% due 03/27/2018		300	445
Royal Bank of Scotland Group PLC
5.000% due 10/01/2014		$700	719

			4,441

SOVEREIGN ISSUES 5.7%
United Kingdom Gilt
1.750% due 09/07/2022	GBP	1,800	2,907
1.875% due 11/22/2022 (b)		2,627	5,471
2.000% due 01/22/2016		1,300	2,209
3.750% due 09/07/2020		100	190
4.000% due 03/07/2022		400	779

			11,556

Total United Kingdom (Cost $15,728)			15,997

UNITED STATES 24.1%

ASSET-BACKED SECURITIES 0.2%
Countrywide Asset-Backed Certificates
0.310% due 08/25/2037		$291	286
Wachovia Mortgage Loan Trust LLC
0.650% due 10/25/2035		200	165

			451

CORPORATE BONDS & NOTES 7.4%
Altria Group, Inc.
4.750% due 05/05/2021		700	794
American Express Co.
7.250% due 05/20/2014		800	871
American International Group, Inc.
8.250% due 08/15/2018		775	1,020
Amgen, Inc.
3.875% due 11/15/2021		400	440
BA Covered Bond Issuer
4.250% due 08/03/2017	EUR	1,100	1,608
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$600	752
Boston Scientific Corp.
6.000% due 01/15/2020		1,350	1,576
Citigroup, Inc.
8.500% due 05/22/2019		550	740
Goldman Sachs Group, Inc.
7.500% due 02/15/2019		600	755
HSBC Finance Corp.
6.676% due 01/15/2021		700	831
Kraft Foods Group, Inc.
6.125% due 08/23/2018		591	725
Merrill Lynch & Co., Inc.
6.875% due 04/25/2018		600	724

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mondelez International, Inc.
6.125% due 02/01/2018		$209	$255
Morgan Stanley
7.300% due 05/13/2019		600	730
Pioneer Natural Resources Co.
5.875% due 07/15/2016		700	794
Rockies Express Pipeline LLC
5.625% due 04/15/2020		700	691
WM Covered Bond Program
4.000% due 11/26/2016	EUR	350	515
4.375% due 09/16/2014		800	1,111

			14,932

MORTGAGE-BACKED SECURITIES 0.1%
Banc of America Large Loan, Inc.
2.509% due 11/15/2015		$183	183

U.S. GOVERNMENT AGENCIES 7.2%
Fannie Mae
2.500% due 01/01/2028		3,000	3,138
3.000% due 08/01/2042 - 02/01/2043		5,295	5,539
3.500% due 01/01/2043		1,000	1,067
4.500% due 04/01/2039 - 01/01/2043		3,340	3,609
5.500% due 02/01/2043		1,000	1,087

			14,440

U.S. TREASURY OBLIGATIONS 9.2%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 01/15/2022		2,248	2,442
0.125% due 07/15/2022		7,796	8,459
U.S. Treasury Notes
1.250% due 10/31/2019		6,100	6,146
3.625% due 02/15/2021 (e)(f)(g)		1,150	1,349

			18,396

Total United States (Cost $47,276)			48,402

SHORT-TERM INSTRUMENTS 37.3%

CERTIFICATES OF DEPOSIT 0.2%
Banco do Brasil S.A.
0.000% due 03/26/2013		$250	250
Itau Unibanco Holding S.A.
2.474% due 03/26/2013		250	249

			499

REPURCHASE AGREEMENTS 0.3%
State Street Bank and Trust Co.
0.010% due 01/02/2013		571	571

(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $584. Repurchase proceeds are $571.)

SHORT-TERM NOTES 5.0%
Bank Negara Malaysia Monetary Notes
2.972% due 03/21/2013	MYR	13,000	4,225
2.973% due 03/28/2013		10,300	3,346
2.975% due 04/02/2013		7,100	2,304
Export-Import Bank of Korea
1.264% due 07/26/2013		$200	200

			10,075

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 8.3%
0.099% due 01/15/2013	JPY	1,450,000	$16,736

MEXICO TREASURY BILLS 9.3%
4.309% due 04/04/2013	MXN	245,000	18,745

U.S. TREASURY BILLS 0.1%
0.170% due 05/30/2013 - 07/25/2013 (a)(f)		$140	140

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 14.1%
PIMCO Short-Term Floating NAV Portfolio		2,839,808	28,418

Total Short-Term Instruments (Cost $77,227)			75,184

MARKET VALUE (000S)
PURCHASED OPTIONS (i) 0.0%
(Cost $52)	$10

Total Investments 105.0% (Cost $209,928)	$211,043

Written Options (j) (0.1%) (Premiums $266)	(187)

Other Assets and Liabilities (Net) (4.9%)	(9,834)

Net Assets 100.0%	$201,022

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Portfolio.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $816 at a weighted average interest rate of (0.985%).
(e)	Securities with an aggregate market value of $94 and cash of $7 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2014	6	$6
90-Day Euribor June Futures	Long	06/2015	15	17
90-Day Euribor March Futures	Long	03/2015	6	6
90-Day Eurodollar June Futures	Long	06/2013	11	(1)
Euro-Bund 10-Year Bond March Futures	Short	03/2013	6	(7)
U.S. Treasury 5-Year Note March Futures	Long	03/2013	3	(1)

				$20

(f)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $499 and cash of $47 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation
CDX.IG-16 5-Year Index	1.000%	06/20/2016	$4,300	$49	$42

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	1.500%	01/04/2018	$	4,900	$(10)	$5
Receive	3-Month USD-LIBOR	2.250%	06/20/2022		4,000	(189)	(159)
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023	AUD	1,100	13	13
Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023		800	27	21
Pay	6-Month EUR-EURIBOR	1.750%	03/20/2023	EUR	4,900	78	152

						$(81)	$32

(g)	Securities with an aggregate market value of $588 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

(h)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	DUB	1.000%	09/20/2013	0.297%	$	900	$5	$6	$(1)
Brazil Government International Bond	HUS	1.000%	06/20/2016	0.771%		500	4	(4)	8
Brazil Government International Bond	HUS	1.000%	06/20/2021	1.394%		2,750	(83)	(113)	30
China Government International Bond	FBF	1.000%	12/20/2016	0.453%		100	2	(5)	7
China Government International Bond	JPM	1.000%	12/20/2016	0.453%		400	9	(19)	28
China Government International Bond	MYC	1.000%	12/20/2016	0.453%		100	2	(5)	7
Export-Import Bank of China	FBF	1.000%	12/20/2016	0.636%		100	1	(10)	11
Export-Import Bank of China	MYC	1.000%	09/20/2016	0.589%		100	1	(3)	4
Export-Import Bank of China	UAG	1.000%	06/20/2016	0.534%		200	3	(4)	7
Mexico Government International Bond	CBK	1.000%	06/20/2021	1.287%		3,550	(78)	(109)	31

							$(134)	$(266)	$132

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid	Unrealized (Depreciation)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016	$	2,500	$262	$344	$(82)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	11.830%	01/02/2013	UAG	BRL	18,400	$280	$52	$228
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		28,300	622	59	563
Pay	1-Year BRL-CDI	12.455%	01/02/2013	BRC		25,700	494	15	479
Pay	1-Year BRL-CDI	8.115%	01/02/2015	HUS		46,000	223	(87)	310
Pay	1-Year BRL-CDI	8.190%	01/02/2015	JPM		3,200	18	(4)	22
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS	MXN	12,027	13	1	12
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MYC		6,800	35	5	30

							$1,685	$41	$1,644

(i)	Purchased options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	2.250%	03/11/2013	$	2,100	$26	$5
Put - OTC 10-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Receive	2.250%	03/11/2013		2,100	26	5

								$52	$10

(j)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	0.800%	07/11/2013	$	500	$2	$(2)
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		500	2	0
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.800%	07/11/2013		1,900	7	(8)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.800%	07/11/2013	$	1,900	$7	$0
Call - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Receive	1.200%	07/11/2013		300	2	(4)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		300	2	0
Call - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		800	8	(20)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		800	14	0
Call - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		3,100	29	(76)
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		3,100	57	(1)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		700	2	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		700	2	0
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		1,100	2	(1)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		1,100	3	0
Call - OTC 5-Year Interest Rate Swap	HUS	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		2,700	25	(66)
Put - OTC 5-Year Interest Rate Swap	HUS	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		2,700	49	(1)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	03/18/2013		500	1	(1)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		500	1	(1)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	06/17/2013		400	1	(1)
Put - OTC 10-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	2.280%	03/11/2013	EUR	1,600	20	0
Put - OTC 10-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	2.280%	03/11/2013		1,600	20	0

								$256	$(183)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	BPS	JPY	82.100	03/22/2013	$	1,700	$10	$(4)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2011	0	$22,700	EUR	0	$84
Sales	12	54,000		3,200	328
Closing Buys	(6)	(29,800)		0	(94)
Expirations	0	0		0	0
Exercised	(6)	(21,600)		0	(52)

Balance at 12/31/2012	0	$25,300	EUR	3,200	$266

(k)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	BRL	2,733	$	1,315	FBF	$0	$(20)	$(20)
01/2013	CLP	192,193		399	GLM	0	(2)	(2)
01/2013		261,955		540	MSC	0	(7)	(7)
01/2013	EUR	7,086		9,392	BOA	39	0	39
01/2013		297		384	BRC	0	(8)	(8)
01/2013		7,812		10,361	UAG	64	(14)	50
01/2013	IDR	5,728,900		590	CBK	5	0	5
01/2013	JPY	1,450,000		18,565	CBK	1,827	0	1,827
01/2013	MYR	6,207		2,026	BRC	0	(3)	(3)
01/2013		32,408		10,563	DUB	0	(35)	(35)
01/2013	THB	8,319		270	JPM	0	(2)	(2)
01/2013	$	1,337	BRL	2,733	FBF	0	(3)	(3)
01/2013		896	CLP	454,148	HUS	52	0	52
01/2013		9,752	EUR	7,560	BOA	227	0	227
01/2013		9,792		7,561	BPS	188	0	188
01/2013		96		74	BRC	2	0	2
01/2013		930	IDR	9,011,700	CBK	0	(10)	(10)
01/2013		3,200	INR	178,176	JPM	40	0	40
01/2013		12,118	JPY	993,880	DUB	0	(645)	(645)
01/2013		440	MYR	1,350	BPS	1	0	1
01/2013		1,970		6,088	BRC	21	0	21
01/2013		330		1,010	FBF	0	0	0
01/2013		103	NZD	127	BOA	2	0	2
01/2013		991	RUB	31,456	DUB	36	0	36
01/2013		4,028		133,784	JPM	342	0	342
01/2013		2,131	SGD	2,626	UAG	19	0	19

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	$	947	THB	29,494	BRC	$16	$0	$16
01/2013		470	TRY	853	HUS	7	0	7
01/2013		418	TWD	12,088	UAG	0	0	0
01/2013		300	ZAR	2,644	HUS	11	0	11
01/2013	ZAR	37,209	$	4,187	DUB	0	(186)	(186)
02/2013	CNY	5,890		924	JPM	0	(12)	(12)
02/2013	CZK	15,302		790	HUS	0	(15)	(15)
02/2013	HUF	1,045		5	JPM	0	0	0
02/2013	PLN	614		190	HUS	0	(7)	(7)
02/2013	$	1,440	BRL	2,959	BRC	0	(1)	(1)
02/2013		1,309		2,733	FBF	20	0	20
02/2013		5,642		11,647	HUS	23	0	23
02/2013		2,274	CHF	2,139	CBK	67	0	67
02/2013		40	CNY	256	BRC	1	0	1
02/2013		400		2,519	DUB	0	0	0
02/2013		4,281		26,985	UAG	9	0	9
02/2013		977	CZK	18,944	JPM	20	0	20
02/2013		908	DKK	5,291	RBC	28	0	28
02/2013		9,396	EUR	7,086	BOA	0	(40)	(40)
02/2013		9,421		7,087	UAG	0	(64)	(64)
02/2013		1,160	HKD	8,988	UAG	0	0	0
02/2013		4,394	KRW	4,784,848	JPM	83	0	83
02/2013		301	NOK	1,737	HUS	11	0	11
02/2013		2,463	PLN	7,954	JPM	96	0	96
02/2013		1,643	SEK	11,118	HUS	65	0	65
03/2013	GBP	1,396	$	2,248	BOA	0	(19)	(19)
03/2013		1,372		2,197	JPM	0	(31)	(31)
03/2013	$	1,582	CAD	1,563	CBK	0	(13)	(13)
04/2013	MXN	282,623	$	21,905	JPM	233	(9)	224
04/2013	PEN	1,065		409	MSC	0	(6)	(6)
04/2013	$	499	COP	920,078	UAG	17	0	17
04/2013		210	ILS	820	HUS	9	0	9
04/2013		104	MXN	1,368	HUS	1	0	1
04/2013		803		10,621	JPM	12	0	12
04/2013		2,018	MYR	6,207	BRC	5	0	5
06/2013		391	CLP	192,193	GLM	2	0	2

						$3,601	$(1,152)	$2,449

(l)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Australia
Corporate Bonds & Notes	$0	$2,279	$0	$2,279
Sovereign Issues	0	1,212	0	1,212
Bermuda
Corporate Bonds & Notes	0	605	0	605
Brazil
Corporate Bonds & Notes	0	3,104	0	3,104
Canada
Corporate Bonds & Notes	0	1,585	0	1,585
Sovereign Issues	0	5,763	0	5,763
Cayman Islands
Corporate Bonds & Notes	0	2,012	0	2,012
France
Corporate Bonds & Notes	0	764	0	764
Sovereign Issues	0	3,938	0	3,938
Germany
Corporate Bonds & Notes	0	2,099	0	2,099
India
Corporate Bonds & Notes	0	945	0	945
Indonesia
Corporate Bonds & Notes	0	1,334	0	1,334
Sovereign Issues	0	892	0	892
Italy
Sovereign Issues	0	3,468	0	3,468

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Japan
Sovereign Issues	$0	$3,586	$0	$3,586
Luxembourg
Corporate Bonds & Notes	0	326	0	326
Malaysia
Sovereign Issues	0	730	0	730
Mexico
Corporate Bonds & Notes	0	1,134	0	1,134
Sovereign Issues	0	9,714	0	9,714
Mongolia
Sovereign Issues	0	833	0	833
Netherlands
Corporate Bonds & Notes	0	1,719	0	1,719
Sovereign Issues	0	1,191	0	1,191
Norway
Corporate Bonds & Notes	0	853	0	853
Philippines
Corporate Bonds & Notes	0	561	0	561
Russia
Sovereign Issues	0	3,788	0	3,788
South Africa
Sovereign Issues	0	5,890	0	5,890
South Korea
Corporate Bonds & Notes	0	299	0	299
Sovereign Issues	0	2,023	0	2,023

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Spain
Sovereign Issues	$0	$5,561	$0	$5,561
Supranational
Corporate Bonds & Notes	0	1,808	0	1,808
Sweden
Corporate Bonds & Notes	0	853	0	853
Switzerland
Corporate Bonds & Notes	0	581	0	581
United Kingdom
Corporate Bonds & Notes	0	4,441	0	4,441
Sovereign Issues	0	11,556	0	11,556
United States
Asset-Backed Securities	0	451	0	451
Corporate Bonds & Notes	0	14,932	0	14,932
Mortgage-Backed Securities	0	183	0	183
U.S. Government Agencies	0	14,440	0	14,440
U.S. Treasury Obligations	0	18,396	0	18,396
Short-Term Instruments
Certificates of Deposit	0	499	0	499
Repurchase Agreements	0	571	0	571
Short-Term Notes	0	10,075	0	10,075
Japan Treasury Bills	0	16,736	0	16,736
Mexico Treasury Bills	0	18,745	0	18,745

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
U.S. Treasury Bills	$0	$140	$0	$140
Central Funds Used for Cash Management Purposes	28,418	0	0	28,418
Purchased Options
Interest Rate Contracts	0	10	0	10
	$28,418	$182,625	$0	$211,043

Financial Derivative Instruments - Assets
Credit Contracts	0	175	0	175
Foreign Exchange Contracts	0	3,601	0	3,601
Interest Rate Contracts	29	1,835	0	1,864
	$29	$5,611	$0	$5,640

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(83)	0	(83)
Foreign Exchange Contracts	0	(1,156)	0	(1,156)
Interest Rate Contracts	(9)	(342)	0	(351)
	$(9)	$(1,581)	$0	$(1,590)

Totals	$28,438	$186,655	$0	$215,093

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$10	$10
Variation margin receivable on financial derivative instruments (2)	0	3	0	0	38	41
Unrealized appreciation on foreign currency contracts	0	0	0	3,601	0	3,601
Unrealized appreciation on OTC swap agreements	0	134	0	0	1,643	1,777

	$0	$137	$0	$3,601	$1,691	$5,429

Liabilities:
Written options outstanding	$0	$0	$0	$4	$183	$187
Unrealized depreciation on foreign currency contracts	0	0	0	1,152	0	1,152
Unrealized depreciation on OTC swap agreements	0	83	0	0	0	83

	$0	$83	$0	$1,156	$183	$1,422

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(11)	$(34)	$(45)
Net realized gain on futures contracts	0	0	0	0	1,372	1,372
Net realized gain on written options	0	0	0	0	94	94
Net realized gain on swaps	0	310	0	0	259	569
Net realized (loss) on foreign currency transactions	0	0	0	(2,238)	0	(2,238)

	$0	$310	$0	$(2,249)	$1,691	$(248)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

December 31, 2012

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$0	$10	$(22)	$(12)
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(535)	(535)
Net change in unrealized appreciation on written options	0	0	0	7	56	63
Net change in unrealized appreciation on swaps	0	466	0	0	1,202	1,668
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	3,765	0	3,765

	$0	$466	$0	$3,782	$701	$4,949

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $20 and open centrally cleared swaps cumulative appreciation/(depreciation) of $74 as reported in the Notes to Schedule of Investments.

(n)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$192	$0	$192
BPS	191	0	191
BRC	710	(620)	90
CBK	1,798	(1,610)	188
DUB	(825)	588	(237)
FBF	1	0	1
HUS	869	(740)	129
JPM	789	(800)	(11)
MSC	(13)	0	(13)
MYC	37	(25)	12
RBC	28	0	28
UAG	308	(300)	8

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO Global Advantage® Strategy Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers one class of shares: Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred

ANNUAL REPORT	DECEMBER 31, 2012	19

Notes to Financial Statements (Cont.)

assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to

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Notes to Financial Statements (Cont.)

market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

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(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked

24	PIMCO VARIABLE INSURANCE TRUST

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to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold

(call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash

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Notes to Financial Statements (Cont.)

may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right

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to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely

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Notes to Financial Statements (Cont.)

to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.40%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (Cont.)

related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2012, the remaining recoverable amount to PIMCO was $15,055.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the Portfolio did not engage in any purchases and sales of securities from or to certain affiliated funds.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$52,572	$112,278	$(136,400)	$12	$(44)	$28,418	$273	$5

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$166,309	$141,966	$71,279	$25,123

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Period from 05/02/2011 to 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	6,235	$62,602	15,764	$157,178
Issued as reinvestment of distributions
Administrative Class	359	3,661	88	882
Cost of shares redeemed
Administrative Class	(1,925)	(19,424)	(908)	(9,035)
Net increase resulting from Portfolio share transactions	4,669	$46,839	14,944	$149,025

As of December 31, 2012, 4 Shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 89% of the Portfolio. 4 shareholders are related parties to the portfolio and comprise 89% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal year ending in 2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$2,765	$635	$3,141	$(1,384)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

ANNUAL REPORT	DECEMBER 31, 2012	31

Notes to Financial Statements (Cont.)

December 31, 2012

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$209,963	$4,183	$(3,102)	$1,081

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$2,887	$774	$—
12/31/2011	$882	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

32	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of PIMCO Global Advantage Strategy Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Global Advantage Strategy Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the Administrative Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	33

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.
BPS	BNP Paribas S.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PEN	Peruvian New Sol
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona
CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar
CNY	Chinese Renminbi	JPY	Japanese Yen	THB	Thai Baht
COP	Colombian Peso	KRW	South Korean Won	TRY	Turkish New Lira
CZK	Czech Koruna	MXN	Mexican Peso	TWD	Taiwanese Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand
GBP	British Pound	NZD	New Zealand Dollar

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CPI	Consumer Price Index

Other Abbreviations:
BBR	Bank Bill Rate	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

34	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	35

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	37

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

38	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT24AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Global Bond Portfolio (Unhedged)

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

United States	55.8%
Netherlands	13.2%
United Kingdom	9.4%
Brazil	4.7%
Short-Term Instruments	2.7%
Other	14.2%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	10 Years	Class Inception (01/10/2002)
PIMCO Global Bond Portfolio (Unhedged) Administrative Class	6.94%	8.27%	7.28%	8.42%
JPMorgan GBI Global FX NY Index Unhedged in USD±	1.40%	5.71%	6.19%	7.32%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 12/31/2001.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.90% for Administrative Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,027.10	$1,020.56
Expenses Paid During Period†	$4.64	$4.62
Net Annualized Expense Ratio	0.91%	0.91%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	Positions in non-Agency mortgage-backed securities (“MBS”) contributed to performance as the prices of these securities appreciated during the reporting period.

»	An overweight to financial credits contributed to performance as spreads for this sector tightened over the reporting period.

»	An overweight to emerging markets external debt contributed to performance as spreads tightened over the reporting period.

»	An overweight to duration (or sensitivity to changes in market interest rates) in Brazil contributed to performance as local rates declined and income from carry also added to performance.

»	An overweight to duration in Australia contributed to performance as AUD-swap rates fell considerably over the reporting period.

»

An overweight to yield curve duration in the U.S., through an overweight to the ten-year U.S. Treasury rate and an underweight to the thirty-year U.S. Treasury rate, contributed to performance as the yield curve steepened with the ten-year rate falling and the thirty-year rate rising.

»	Positions in credit default swaps (Buy Protection) tied to high-yield corporate debt in Europe detracted from performance as the credit premium for this sector fell over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Administrative Class
Net asset value beginning of year	$13.83	$13.49	$12.72	$12.25	$12.78
Net investment income (a)	0.43	0.49	0.45	0.47	0.48
Net realized/unrealized gain (loss)	0.52	0.52	1.01	1.59	(0.58)
Total income (loss) from investment operations	0.95	1.01	1.46	2.06	(0.10)
Dividends from net investment income	(0.23)	(0.36)	(0.36)	(0.40)	(0.43)
Distributions from net realized capital gains	(0.83)	(0.31)	(0.33)	(1.19)	0.00
Total distributions	(1.06)	(0.67)	(0.69)	(1.59)	(0.43)
Net asset value end of year	$13.72	$13.83	$13.49	$12.72	$12.25
Total return	6.94%	7.56%	11.64%	16.83%	(0.85)%
Net assets end of year (000s)	$456,831	$435,246	$479,848	$532,730	$293,365
Ratio of expenses to average net assets	0.91%	0.90%	0.91%	0.90%	0.97%
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	2.99%	3.49%	3.37%	3.68%	3.72%
Portfolio turnover rate	362%*	506%*	849%*	624%	661%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$573,428
Repurchase agreements, at value	1,499
Cash	1
Deposits with counterparty	28
Foreign currency, at value	1,703
Receivable for investments sold	93,387
OTC swap premiums paid	7,501
Variation margin receivable on financial derivative instruments	346
Unrealized appreciation on foreign currency contracts	1,147
Unrealized appreciation on OTC swap agreements	10,700
Receivable for Portfolio shares sold	4,126
Interest and dividends receivable	4,924
Other assets	32
698,822

Liabilities:
Payable for investments purchased	$93,533
Payable for reverse repurchase agreements	3,320
Payable for sale-buyback financing transactions	22,855
Payable for short sales	51,050
Written options outstanding	160
OTC swap premiums received	4,763
Variation margin payable on financial derivative instruments	34
Unrealized depreciation on foreign currency contracts	6,232
Unrealized depreciation on OTC swap agreements	8,198
Deposits from counterparty	4,985
Payable for Portfolio shares redeemed	575
Accrued investment advisory fees	102
Accrued supervisory and administrative fees	204
Accrued distribution fees	8
Accrued servicing fees	56
196,075

Net Assets	$502,747

Net Assets Consist of:
Paid in capital	$466,316
Undistributed net investment income	152
Accumulated undistributed net realized gain	5,564
Net unrealized appreciation	30,715
$502,747

Net Assets:
Institutional Class	$6,647
Administrative Class	456,831
Advisor Class	39,269

Shares Issued and Outstanding:
Institutional Class	485
Administrative Class	33,287
Advisor Class	2,861

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$13.72
Administrative Class	13.72
Advisor Class	13.72

Cost of Investments	$542,531
Cost of Repurchase Agreements	$1,499
Cost of Foreign Currency Held	$1,706
Proceeds Received on Short Sales	$50,980
Premiums Received on Written Options	$984

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$19,560
Dividends	20
Miscellaneous income	1
Total Income	19,581

Expenses:
Investment advisory fees	1,250
Supervisory and administrative fees	2,499
Servicing fees – Administrative Class	690
Distribution and/or servicing fees – Advisor Class	102
Trustees’ fees	3
Interest expense	62
Total Expenses	4,606

Net Investment Income	14,975

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	9,812
Net realized gain on futures contracts	3,172
Net realized gain on written options	1,007
Net realized (loss) on swaps	(3,367)
Net realized (loss) on foreign currency transactions	(16,569)
Net change in unrealized appreciation on investments	31,642
Net change in unrealized (depreciation) on futures contracts	(1,871)
Net change in unrealized appreciation on written options	250
Net change in unrealized (depreciation) on swaps	(3,055)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,173)
Net Gain	18,848

Net Increase in Net Assets Resulting from Operations	$33,823

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$14,975	$17,954
Net realized gain (loss)	(5,945)	35,902
Net change in unrealized appreciation (depreciation)	24,793	(14,455)
Net increase resulting from operations	33,823	39,401

Distributions to Shareholders:
From net investment income
Institutional Class	(117)	(169)
Administrative Class	(7,399)	(12,017)
Advisor Class	(633)	(1,058)
From net realized capital gains
Institutional Class	(377)	(167)
Administrative Class	(25,931)	(9,652)
Advisor Class	(2,268)	(965)

Total Distributions	(36,725)	(24,028)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	20,738	(50,289)

Total Increase (Decrease) in Net Assets	17,836	(34,916)

Net Assets:
Beginning of year	484,911	519,827
End of year*	$502,747	$484,911

*Including undistributed net investment income of:	$152	$22,418

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged)

December 31, 2012

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
AUSTRALIA 0.3%

MORTGAGE-BACKED SECURITIES 0.3%
Puma Finance Ltd.
0.452% due 02/21/2038		$190	$	187
3.547% due 08/22/2037	AUD	252		255
3.640% due 07/12/2036		69		70
Swan Trust
0.390% due 05/12/2037		$235		232
3.420% due 05/12/2037	AUD	323		331
Torrens Trust
3.560% due 10/19/2038		333		340

Total Australia (Cost $1,336)				1,415

BRAZIL 5.4%

CORPORATE BONDS & NOTES 3.9%
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	1,900		2,677
Banco Santander Brasil S.A.
2.408% due 03/18/2014		$3,700		3,688
4.250% due 01/14/2016		200		209
4.500% due 04/06/2015		1,500		1,560
Banco Votorantim Ltd.
3.310% due 03/28/2014		2,400		2,395
Banco Votorantim S.A.
5.250% due 02/11/2016		2,700		2,855
BM&FBovespa S.A.
5.500% due 07/16/2020		300		342
BRF Brasil Foods S.A.
5.875% due 06/06/2022		5,100		5,635
CSN Islands Corp.
6.875% due 09/21/2019		200		225

				19,586

SOVEREIGN ISSUES 1.5%
Brazil Government International Bond
4.875% due 01/22/2021		1,100		1,331
8.250% due 01/20/2034		3,700		6,244

				7,575

Total Brazil (Cost $24,973)				27,161

CANADA 0.2%

CORPORATE BONDS & NOTES 0.2%
Rio Tinto Alcan, Inc.
5.000% due 06/01/2015		$1,000		1,094

Total Canada (Cost $922)				1,094

CAYMAN ISLANDS 2.2%

ASSET-BACKED SECURITIES 2.2%
ARES CLO Ltd.
0.942% due 11/25/2020		$5,000		4,947
Avenue CLO Fund Ltd.
0.660% due 02/15/2017		2,405		2,396
Black Diamond CLO Delaware Corp.
0.559% due 06/20/2017		13		12
BlueMountain CLO Ltd.
0.548% due 11/15/2017		480		477
Kingsland Ltd.
0.560% due 06/13/2019		2,403		2,391
Landmark CDO Ltd.
0.611% due 06/01/2017		730		722
0.890% due 01/15/2016		98		98

Total Cayman Islands (Cost $10,944)				11,043

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
FRANCE 0.0%

CORPORATE BONDS & NOTES 0.0%
Vivendi S.A.
6.625% due 04/04/2018		$100	$	118

Total France (Cost $100)				118

GERMANY 1.4%

CORPORATE BONDS & NOTES 1.1%
KFW
4.250% due 07/04/2014	EUR	2,200		3,085
6.250% due 05/19/2021	AUD	1,900		2,263

				5,348

SOVEREIGN ISSUES 0.3%
Free State of Bavaria
3.500% due 01/27/2016	EUR	1,049		1,521

Total Germany (Cost $6,496)				6,869

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$400		418

Total Guernsey, Channel Islands (Cost $400)				418

ITALY 1.9%

ASSET-BACKED SECURITIES 0.0%
Locat Securitisation Vehicle SRL
0.343% due 12/12/2028	EUR	143		184

SOVEREIGN ISSUES 1.9%
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (b)		2,685		3,369
4.000% due 02/01/2037		5,200		5,982

				9,351

Total Italy (Cost $8,805)				9,535

JERSEY, CHANNEL ISLANDS 0.1%

ASSET-BACKED SECURITIES 0.1%
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	407		537

Total Jersey, Channel Islands (Cost $543)				537

LUXEMBOURG 0.1%

CORPORATE BONDS & NOTES 0.1%
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018		$300		372

Total Luxembourg (Cost $300)				372

MEXICO 2.2%

CORPORATE BONDS & NOTES 0.7%
America Movil S.A.B. de C.V.
3.625% due 03/30/2015		$2,000		2,131
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		1,100		1,163

				3,294

SOVEREIGN ISSUES 1.5%
Mexico Government International Bond
10.000% due 12/05/2024	MXN	71,200		7,721

Total Mexico (Cost $10,671)				11,015

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
NETHERLANDS 15.2%

CORPORATE BONDS & NOTES 2.3%
Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	7,600	$	10,484
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014		$500		549
Waha Aerospace BV
3.925% due 07/28/2020		400		434

				11,467

SOVEREIGN ISSUES 12.9%
Netherlands Government Bond
0.750% due 04/15/2015	EUR	11,200		15,011
2.500% due 01/15/2017		17,900		25,680
4.000% due 07/15/2016		7,800		11,665
4.000% due 07/15/2018		7,600		11,820
4.000% due 07/15/2019		300		473

				64,649

Total Netherlands (Cost $73,749)				76,116

NORWAY 1.0%

CORPORATE BONDS & NOTES 1.0%
DNB Bank ASA
3.200% due 04/03/2017		$2,700		2,878
Eksportfinans ASA
0.553% due 04/05/2013		100		99
1.600% due 03/20/2014	JPY	1,000		11
1.875% due 04/02/2013		$300		300
2.000% due 09/15/2015		800		766
2.375% due 05/25/2016		200		191
3.000% due 11/17/2014		200		198
5.160% due 02/12/2013	AUD	100		103
5.500% due 05/25/2016		$500		521
5.500% due 06/26/2017		200		211

Total Norway (Cost $5,024)				5,278

QATAR 1.1%

CORPORATE BONDS & NOTES 0.4%
Qatari Diar Finance QSC
3.500% due 07/21/2015		$2,100		2,210

SOVEREIGN ISSUES 0.7%
Qatar Government International Bond
4.000% due 01/20/2015		3,200		3,376

Total Qatar (Cost $5,413)				5,586

SOUTH KOREA 1.1%

CORPORATE BONDS & NOTES 0.8%
Export-Import Bank of Korea
4.125% due 09/09/2015		$500		540
5.750% due 05/22/2013	EUR	500		674
5.875% due 01/14/2015		$2,600		2,853

				4,067

SOVEREIGN ISSUES 0.3%
Republic of Korea
4.875% due 09/22/2014		200		214
5.750% due 04/16/2014		200		212
7.125% due 04/16/2019		700		910

				1,336

Total South Korea (Cost $5,209)				5,403

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SPAIN 2.0%

SOVEREIGN ISSUES 2.0%
Autonomous Community of Madrid Spain
4.200% due 09/24/2014	EUR	3,300	$	4,250
4.305% due 03/06/2014		2,200		2,910
Spain Government International Bond
4.200% due 01/31/2037		2,900		3,074

Total Spain (Cost $9,415)				10,234

SWITZERLAND 2.0%

CORPORATE BONDS & NOTES 2.0%
UBS AG
5.875% due 12/20/2017		$8,500		10,125

Total Switzerland (Cost $8,682)				10,125

UNITED ARAB EMIRATES 0.5%

SOVEREIGN ISSUES 0.5%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019		$1,900		2,442

Total United Arab Emirates (Cost $2,055)				2,442

UNITED KINGDOM 10.6%

CORPORATE BONDS & NOTES 1.3%
Bradford & Bingley PLC
4.250% due 05/04/2016	EUR	1,900		2,793
HBOS PLC
6.750% due 05/21/2018		$800		865
LBG Capital PLC
8.500% due 12/17/2021 (c)		1,200		1,251
WPP Ltd.
6.000% due 04/04/2017	GBP	1,000		1,861

				6,770

SOVEREIGN ISSUES 9.3%
United Kingdom Gilt
1.750% due 09/07/2022		400		646
3.750% due 09/07/2021		15,500		29,562
4.000% due 03/07/2022 (f)		8,600		16,745

				46,953

Total United Kingdom (Cost $49,971)				53,723

UNITED STATES 64.0%

ASSET-BACKED SECURITIES 6.0%
Ameriquest Mortgage Securities, Inc.
0.680% due 10/25/2035		$1,000		858
Amortizing Residential Collateral Trust
0.790% due 07/25/2032		1		1
0.910% due 10/25/2031		2		1
Carrington Mortgage Loan Trust
0.260% due 12/25/2036		101		98
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031		1,990		1,944
Countrywide Asset-Backed Certificates
0.610% due 08/25/2034		187		174
0.660% due 04/25/2036		1,000		584
Credit Suisse First Boston Mortgage Securities Corp.
0.830% due 01/25/2032		1		1
Credit-Based Asset Servicing and Securitization LLC
0.270% due 11/25/2036		28		13
Denver Arena Trust
6.940% due 11/15/2019		49		50

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
EMC Mortgage Loan Trust
0.660% due 05/25/2043		$548	$	468
Home Equity Mortgage Trust
5.500% due 01/25/2037		187		43
Illinois Student Assistance Commission
1.365% due 04/25/2022		4,507		4,566
JPMorgan Mortgage Acquisition Corp.
0.490% due 03/25/2047		1,632		822
Morgan Stanley ABS Capital
0.320% due 03/25/2037		1,453		674
0.460% due 08/25/2036		3,250		1,421
1.010% due 07/25/2037		1,800		1,713
SACO, Inc.
0.610% due 04/25/2035		9		7
Securitized Asset-Backed Receivables LLC
0.260% due 12/25/2036		11		5
SLC Student Loan Trust
0.758% due 06/15/2017		300		300
SLM Student Loan Trust
0.395% due 04/26/2021		585		585
0.435% due 01/27/2025		5,000		4,977
0.508% due 12/17/2018		55		56
0.815% due 10/25/2017		1,060		1,065
0.910% due 01/25/2029		4,198		4,257
South Carolina Student Loan Corp.
1.315% due 07/25/2025		5,100		5,181
Structured Asset Securities Corp.
0.610% due 05/25/2034		5		5
1.714% due 04/25/2035		26		25
Washington Mutual Asset-Backed Certificates Trust
0.270% due 10/25/2036		55		22

				29,916

BANK LOAN OBLIGATIONS 0.9%
HCA, Inc.
2.712% due 05/02/2016		912		913
Springleaf Financial Funding Co.
5.500% due 05/10/2017		1,800		1,793
Vodafone Americas Finance
6.875% due 08/17/2015		1,551		1,589

				4,295

CORPORATE BONDS & NOTES 17.7%
Ally Financial, Inc.
3.709% due 06/20/2014		1,100		1,131
6.750% due 12/01/2014		2,000		2,170
Altria Group, Inc.
9.250% due 08/06/2019		338		470
American Express Credit Corp.
5.875% due 05/02/2013		200		204
American International Group, Inc.
6.765% due 11/15/2017	GBP	588		1,130
8.000% due 05/22/2068	EUR	1,700		2,601
8.175% due 05/15/2068		$1,600		2,092
Bank of America Corp.
7.625% due 06/01/2019		3,900		4,993
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,000		1,202
7.250% due 02/01/2018		1,300		1,630
Boston Scientific Corp.
5.450% due 06/15/2014		1,500		1,595
6.400% due 06/15/2016		200		230
Capital One Financial Corp.
7.375% due 05/23/2014		5,900		6,420
CenturyLink, Inc.
6.000% due 04/01/2017		4,700		5,209

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CIT Group, Inc.
5.250% due 04/01/2014		$400	$	416
Citigroup, Inc.
0.593% due 11/05/2014		100		99
0.851% due 05/31/2017	EUR	100		123
1.458% due 11/30/2017		6,600		8,209
4.500% due 01/14/2022		$5,210		5,818
4.750% due 02/10/2019	EUR	200		256
6.125% due 05/15/2018		$500		600
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		1,000		1,130
Continental Airlines Pass-Through Trust
9.000% due 01/08/2018		1,115		1,290
Cytec Industries, Inc.
4.600% due 07/01/2013		2,000		2,026
D.R. Horton, Inc.
6.500% due 04/15/2016		4,500		5,017
Dragon LLC
1.972% due 03/12/2024		2,405		2,464
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020		100		122
Ford Motor Credit Co. LLC
7.000% due 10/01/2013		300		314
8.000% due 06/01/2014		1,800		1,963
8.700% due 10/01/2014		2,400		2,700
Goldman Sachs Group, Inc.
0.719% due 07/22/2015		500		491
0.843% due 01/12/2015		700		691
0.911% due 09/29/2014		800		797
3.700% due 08/01/2015		800		845
6.250% due 09/01/2017		500		590
International Lease Finance Corp.
6.750% due 09/01/2016		1,300		1,466
7.125% due 09/01/2018		1,200		1,398
JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	200		207
JPMorgan Chase Bank N.A.
0.871% due 05/31/2017	EUR	2,700		3,466
KB Home
5.875% due 01/15/2015		$1,200		1,266
Kraft Foods Group, Inc.
6.125% due 08/23/2018		500		613
Lehman Brothers Holdings, Inc.
1.000% due 01/24/2013 ^		1,000		239
1.000% due 05/02/2018 ^		800		194
Limited Brands, Inc.
6.900% due 07/15/2017		1,000		1,152
Masco Corp.
6.125% due 10/03/2016		200		221
Metropolitan Life Global Funding
5.125% due 04/10/2013		1,300		1,316
Mohawk Industries, Inc.
6.375% due 01/15/2016		1,000		1,130
Morgan Stanley
0.610% due 04/13/2016	EUR	700		880
0.820% due 10/15/2015		$1,000		970
Nationwide Health Properties, Inc.
6.000% due 05/20/2015		500		556
Penske Truck Leasing Co. LP
3.125% due 05/11/2015		800		817
3.750% due 05/11/2017		1,800		1,885
Puget Energy, Inc.
6.500% due 12/15/2020		1,200		1,354
Southwestern Energy Co.
4.100% due 03/15/2022		300		323
7.500% due 02/01/2018		100		123

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
UAL Pass-Through Trust
10.400% due 05/01/2018	$890	$	1,025
UST LLC
5.750% due 03/01/2018	1,000		1,192

			88,831

MORTGAGE-BACKED SECURITIES 18.7%
Adjustable Rate Mortgage Trust
3.111% due 09/25/2035	32		29
American Home Mortgage Assets LLC
0.400% due 05/25/2046	440		294
0.420% due 10/25/2046	585		368
Banc of America Funding Corp.
2.687% due 02/20/2036	614		611
5.888% due 04/25/2037	621		557
5.927% due 10/20/2046 ^	211		156
Banc of America Large Loan, Inc.
2.509% due 11/15/2015	2,472		2,473
Banc of America Mortgage Trust
3.090% due 05/25/2035	4,900		4,225
5.500% due 11/25/2035	788		788
BCAP LLC Trust
0.380% due 01/25/2037 ^	444		291
5.250% due 04/26/2037	2,698		2,541
Bear Stearns Adjustable Rate Mortgage Trust
2.240% due 08/25/2035	169		170
2.320% due 08/25/2035	4,994		5,072
2.570% due 03/25/2035	236		239
2.708% due 08/25/2033	24		24
2.795% due 02/25/2047	1,965		1,449
2.866% due 10/25/2033	25		25
3.078% due 03/25/2035	67		67
3.099% due 05/25/2047 ^	614		486
3.195% due 05/25/2034	19		18
3.233% due 05/25/2034	60		59
3.472% due 11/25/2034	17		17
Bear Stearns Alt-A Trust
1.210% due 09/25/2034	1,428		1,412
2.882% due 11/25/2035 ^	250		177
3.001% due 09/25/2035	205		162
5.433% due 08/25/2036 ^	328		226
Bear Stearns Structured Products, Inc.
2.829% due 12/26/2046	164		94
CC Funding Corp.
0.390% due 07/25/2036	143		113
Chase Mortgage Finance Corp.
2.912% due 12/25/2035	1,175		1,045
Citigroup Commercial Mortgage Trust
5.702% due 12/10/2049	400		465
Citigroup Mortgage Loan Trust, Inc.
2.270% due 09/25/2035	95		95
2.340% due 09/25/2035	95		93
2.530% due 10/25/2035	2,090		1,945
Countrywide Alternative Loan Trust
0.380% due 01/25/2037 ^	929		681
0.391% due 02/20/2047	352		213
0.406% due 12/20/2046	696		444
0.421% due 03/20/2046	213		141
0.421% due 07/20/2046 ^	530		262
0.490% due 02/25/2037	271		175
0.560% due 05/25/2037 ^	132		77
0.610% due 05/25/2036	1,946		1,248
1.510% due 10/25/2035	5,061		3,968
1.581% due 11/25/2035	56		39
2.121% due 11/25/2035	56		40
5.250% due 06/25/2035	45		40
5.376% due 08/25/2036	49		49

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.456% due 11/25/2035 ^	$501	$	343
6.000% due 08/25/2036 ^	1,543		1,270
6.000% due 04/25/2037 ^	108		80
6.000% due 02/25/2047	1,059		796
6.250% due 08/25/2037 ^	58		43
6.500% due 06/25/2036 ^	282		192
Countrywide Home Loan Mortgage Pass-Through Trust
0.440% due 05/25/2035	124		98
0.500% due 04/25/2035	39		28
0.510% due 03/25/2035	1,203		931
0.530% due 03/25/2035	154		99
0.540% due 02/25/2035	14		12
0.970% due 09/25/2034	16		14
2.628% due 02/20/2036	635		488
2.909% due 05/25/2047	194		119
2.934% due 11/25/2034	39		36
3.026% due 08/25/2034	11		10
4.193% due 11/19/2033	39		39
5.750% due 12/25/2035	983		912
7.500% due 06/25/2035	1,925		1,919
Credit Suisse First Boston Mortgage Securities Corp.
2.687% due 08/25/2033	47		48
6.500% due 04/25/2033	2		2
Credit Suisse Mortgage Capital Trust
6.500% due 07/26/2036	198		100
Deutsche ALT-A Securities, Inc.
5.886% due 10/25/2036 ^	573		399
First Horizon Mortgage Pass-Through Trust
2.611% due 12/25/2033	17		17
6.250% due 08/25/2017	9		9
Greenpoint Mortgage Funding Trust
0.480% due 11/25/2045	14		10
GSR Mortgage Loan Trust
1.920% due 03/25/2033	24		24
2.660% due 09/25/2035	518		522
2.745% due 06/25/2034	12		12
Harborview Mortgage Loan Trust
0.400% due 01/19/2038	1,484		1,151
0.950% due 02/19/2034	3		3
1.015% due 12/19/2036	223		154
2.764% due 05/19/2033	46		46
Indymac Index Mortgage Loan Trust
4.787% due 09/25/2035	450		402
JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	23		23
JPMorgan Mortgage Trust
2.365% due 11/25/2033	20		21
2.904% due 01/25/2037	537		415
3.031% due 07/25/2035	253		261
3.095% due 07/25/2035	296		303
4.963% due 02/25/2035	25		25
Luminent Mortgage Trust
0.450% due 04/25/2036	761		448
MASTR Adjustable Rate Mortgages Trust
2.749% due 05/25/2034	988		976
MASTR Alternative Loans Trust
0.610% due 03/25/2036	63		12
MASTR Asset Securitization Trust
6.000% due 10/25/2036	225		225
Mellon Residential Funding Corp.
0.649% due 12/15/2030	16		16
Merrill Lynch Floating Trust
0.751% due 07/09/2021	644		641
Merrill Lynch Mortgage Investors Trust
1.760% due 10/25/2035	11,542		11,390
2.765% due 02/25/2036	131		119

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Merrill Lynch Mortgage Investors, Inc.
0.420% due 02/25/2036	$188	$	164
0.460% due 08/25/2036	36		34
2.482% due 02/25/2033	21		20
Merrill Lynch Mortgage-Backed Securities Trust
5.018% due 04/25/2037 ^	21		17
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049	300		342
Nomura Asset Acceptance Corp.
2.785% due 10/25/2035	32		28
Residential Accredit Loans, Inc. Trust
0.360% due 02/25/2047	221		123
0.390% due 06/25/2046	578		265
0.420% due 04/25/2046	244		115
6.000% due 12/25/2036	938		693
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035	347		331
RiverView HECM Trust
0.270% due 07/25/2047	2,022		1,759
Structured Adjustable Rate Mortgage Loan Trust
2.775% due 02/25/2034	26		27
2.824% due 04/25/2034	70		70
2.894% due 09/25/2034	71		72
3.095% due 09/25/2035	643		569
Structured Asset Mortgage Investments, Inc.
0.400% due 07/25/2046	660		442
0.420% due 05/25/2046	154		88
0.430% due 05/25/2036	671		445
0.430% due 09/25/2047	600		337
0.460% due 07/19/2035	510		501
0.490% due 02/25/2036	786		530
0.790% due 07/19/2034	7		7
0.910% due 03/19/2034	11		11
Structured Asset Securities Corp.
5.000% due 05/25/2035	1,857		1,887
Suntrust Alternative Loan Trust
0.860% due 12/25/2035	1,916		1,220
WaMu Mortgage Pass-Through Certificates
0.440% due 04/25/2045	5,709		5,370
0.480% due 12/25/2045	3,009		2,825
0.500% due 10/25/2045	4,491		4,291
0.520% due 01/25/2045	13		13
0.530% due 01/25/2045	13		13
0.866% due 02/25/2047	626		470
1.565% due 08/25/2042	9		9
2.129% due 01/25/2037 ^	53		41
2.261% due 02/27/2034	8		8
2.423% due 11/25/2036 ^	1,450		1,169
2.426% due 12/25/2036 ^	10		8
2.435% due 09/25/2033	1,568		1,605
2.454% due 06/25/2033	21		22
2.461% due 02/25/2033	191		192
2.487% due 12/25/2035	700		642
2.511% due 07/25/2046	300		274
2.569% due 03/25/2034	66		67
2.643% due 12/25/2036 ^	79		64
2.685% due 02/25/2037	630		505
2.697% due 09/25/2036	953		773
4.812% due 06/25/2037	147		121
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.106% due 07/25/2046 ^	101		49
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037	892		781
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 06/25/2034	2,967		3,010
2.627% due 03/25/2036	198		194
2.685% due 04/25/2036	41		42

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.695% due 02/25/2034	$3,132	$	3,109
4.500% due 11/25/2018	15		15

			94,145

MUNICIPAL BONDS & NOTES 4.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	400		359
Chicago Board of Education, Illinois General Obligation Bonds, (BABs), Series 2009
6.138% due 12/01/2039	3,100		3,497
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	1,400		1,701
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.300% due 06/01/2037	600		543
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	1,300		1,259
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	2,600		3,439
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	2,500		3,606
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.375% due 06/15/2043	2,700		3,186
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	100		8
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,085		2,472

			20,070

	SHARES
PREFERRED SECURITIES 0.1%
DG Funding Trust
2.829% due 01/30/2013 (c)	58		426
SLM Corp. CPI Linked Security
3.991% due 03/15/2017 (b)	500		12
4.041% due 01/16/2018 (b)	3,100		73

			511

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 11.1%
Fannie Mae
0.330% due 03/25/2034	$15	$	14
0.360% due 08/25/2034	9		9
0.410% due 10/27/2037	1,600		1,593
2.377% due 12/01/2034	11		11
2.423% due 10/01/2034	5		6
2.492% due 11/01/2034	92		99
3.000% due 01/01/2028	5,000		5,279
3.500% due 11/01/2025 - 01/01/2026	240		257
4.000% due 01/01/2043 - 02/01/2043	25,000		26,799
4.500% due 01/01/2043	18,000		19,449
5.500% due 05/01/2047	61		66
6.000% due 07/25/2044	46		51
Freddie Mac
0.439% due 02/15/2019	253		254
0.490% due 09/25/2031	36		34
0.709% due 04/15/2028	362		365
1.360% due 10/25/2044	76		76
2.335% due 02/01/2029	10		10
2.932% due 04/01/2037	85		91
6.000% due 04/15/2036	1,043		1,199
Ginnie Mae
1.625% due 11/20/2024	3		3
6.000% due 09/20/2038	92		99

			55,764

U.S. TREASURY OBLIGATIONS 5.5%
U.S. Treasury Inflation Protected Securities (b)
1.750% due 01/15/2028 (f)(g)(h)(i)	2,979		3,858
2.000% due 01/15/2026 (f)	1,410		1,849
2.375% due 01/15/2025 (f)	857		1,158
2.375% due 01/15/2027 (f)	1,491		2,056
2.500% due 01/15/2029 (e)(f)	1,602		2,284
3.875% due 04/15/2029 (f)	365		605
U.S. Treasury Notes
1.625% due 08/15/2022 (e)	3,000		2,977
1.750% due 05/15/2022 (f)(g)(i)	12,000		12,092
2.000% due 11/30/2013 (h)	528		537

			27,416

Total United States (Cost $302,991)			320,948

VIRGIN ISLANDS (BRITISH) 0.0%

CORPORATE BONDS & NOTES 0.0%
GTL Trade Finance, Inc.
7.250% due 10/20/2017	$200		232

Total Virgin Islands (British) (Cost $215)			232

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.0%

CERTIFICATES OF DEPOSIT 1.4%
Banco do Brasil S.A.
2.556% due 02/14/2014	$2,700	$	2,699
Itau Unibanco Holding S.A.
0.000% due 10/31/2013	1,900		1,878
2.474% due 03/26/2013	2,700		2,689

			7,266

COMMERCIAL PAPER 0.6%
Daimler Finance North America LLC
1.070% due 10/15/2013	2,800		2,782

REPURCHASE AGREEMENTS 0.3%
JPMorgan Securities, Inc.
0.250% due 01/02/2013	600		600
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 2.375% due 10/31/2014 valued at $613. Repurchase proceeds are $600.)
State Street Bank and Trust Co.
0.010% due 01/02/2013	899		899
(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $919. Repurchase proceeds are $899.)

			1,499

U.S. TREASURY BILLS 0.7%
0.155% due 03/28/2013 - 12/12/2013 (a)(g)(h)(i)	3,634		3,631

Total Short-Term Instruments (Cost $15,163)			15,178

PURCHASED OPTIONS (k) 0.0%
(Cost $653)			85

Total Investments 114.4% (Cost $544,030)		$	574,927

Written Options (l) (0.0%) (Premiums $984)			(160)

Other Assets and Liabilities (Net) (14.4%)			(72,020)

Net Assets 100.0%		$	502,747

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $25,171 at a weighted average interest rate of 0.205%.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(e)	Securities with an aggregate market value of $3,285 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BPG	0.340%	11/30/2012	01/03/2013	$312	$(312)
JPS	0.310%	12/17/2012	01/04/2013	3,008	(3,008)

					$(3,320)

(f)	Securities with an aggregate market value of $22,665 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BRC	0.340%	12/03/2012	01/03/2013	$ 2,100	$(2,100)
	0.360%	12/18/2012	01/18/2013	614	(614)
	0.363%	12/17/2012	01/15/2013	1,179	(1,169)
	0.363%	12/17/2012	01/18/2013	2,346	(2,327)
GSC	0.350%	12/18/2012	01/11/2013	6,757	(6,761)
TDM	0.250%	07/25/2012	01/14/2013	1,429	(1,432)
UAG	0.450%	12/19/2012	02/15/2013	GBP 5,181	(8,452)

					$(22,855)

(1)	Payable for Sale-Buyback Financing Transactions includes $32 of deferred price drop on sale-buyback financing transactions.

(g)	Securities with an aggregate market value of $655 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bund 10-Year Bond March Futures	Long	03/2013	100	$117
Japan Government 10-Year Bond March Futures	Long	03/2013	17	(145)
United Kingdom Government 10-Year Gilt March Futures	Long	03/2013	43	26

				$(2)

(h)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $3,088 and cash of $28 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Market Value (6)	Unrealized (Depreciation)
CDX.HY-19 5-Year Index	(5.000%	)	12/20/2017	$	6,200	$(35)	$(43)
CDX.IG-16 5-Year Index	(1.000%	)	06/20/2016		8,200	(94)	(189)

						$(129)	$(232)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month CAD-Bank Bill	3.000%	06/15/2022	CAD	12,500	$148	$76
Receive	3-Month USD-LIBOR	1.500%	01/04/2018	$	24,200	(51)	23
Pay	3-Month USD-LIBOR	3.000%	06/20/2022		20,900	286	(72)
Receive	3-Month USD-LIBOR	1.750%	12/19/2022		6,100	32	(8)
Receive	3-Month USD-LIBOR	2.500%	12/19/2042		16,700	1,023	1,077
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023	AUD	23,000	265	395
Pay	6-Month EUR-EURIBOR	3.250%	09/21/2021	EUR	5,100	382	307

						$2,085	$1,798

(i)	Securities with an aggregate market value of $3,837 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

(j)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Altria Group, Inc.	DUB	(1.455%	)	03/20/2019	0.860%	$	1,000	$(36)	$0	$(36)
Boston Scientific Corp.	MYC	(1.000%	)	06/20/2014	0.300%		1,500	(16)	7	(23)
Boston Scientific Corp.	UAG	(2.060%	)	06/20/2016	0.721%		200	(9)	0	(9)
Capital One Financial Corp.	JPM	(1.000%	)	06/20/2014	0.394%		5,900	(55)	266	(321)
CenturyLink, Inc.	JPM	(1.000%	)	06/20/2017	1.926%		4,700	185	(3)	188
Citigroup, Inc.	BOA	(5.000%	)	06/20/2013	0.451%		100	(3)	2	(5)
Citigroup, Inc.	BOA	(0.940%	)	06/20/2018	1.349%		2,000	42	0	42
Citigroup, Inc.	DUB	(5.000%	)	06/20/2013	0.452%	EUR	6,600	(205)	247	(452)
Citigroup, Inc.	DUB	(1.000%	)	09/20/2019	1.431%	$	1,000	26	63	(37)
Cleveland Electric Illuminating Co.	RYL	(0.940%	)	06/20/2017	1.112%		1,000	7	0	7
Credit Agricole S.A.	CBK	(1.000%	)	12/20/2016	1.197%	EUR	1,300	13	128	(115)
Credit Agricole S.A.	GST	(1.000%	)	12/20/2016	1.197%		800	8	81	(73)
Cytec Industries, Inc.	JPM	(1.000%	)	09/20/2013	0.189%	$	2,000	(13)	46	(59)
D.R. Horton, Inc.	DUB	(1.000%	)	06/20/2016	1.281%		4,500	42	472	(430)
JPMorgan Chase & Co.	FBF	(0.760%	)	12/20/2017	0.876%		1,000	5	0	5
KB Home	DUB	(5.000%	)	03/20/2015	1.576%		1,200	(92)	(93)	1
Lafarge S.A.	BOA	(1.690%	)	09/20/2016	1.783%		2,000	6	0	6
Limited Brands, Inc.	JPM	(2.850%	)	09/20/2017	2.131%		1,000	(33)	0	(33)
Marsh & McLennan Cos., Inc.	DUB	(0.670%	)	09/20/2014	0.154%		1,000	(9)	0	(9)
Marsh & McLennan Cos., Inc.	DUB	(0.590%	)	09/20/2014	0.154%		1,000	(8)	0	(8)
Masco Corp.	FBF	(0.907%	)	12/20/2016	1.689%		200	6	0	6
Mohawk Industries, Inc.	UAG	(1.550%	)	03/20/2016	0.847%		1,000	(24)	0	(24)
Nationwide Health Properties, Inc.	JPM	(1.990%	)	06/20/2015	0.720%		500	(16)	0	(16)
Rio Tinto Alcan, Inc.	BRC	(1.740%	)	06/20/2015	0.335%		1,000	(35)	0	(35)
Springleaf Finance Corp.	BOA	(1.370%	)	12/20/2017	7.533%		100	23	0	23
UBS AG	BOA	(2.280%	)	06/20/2018	0.983%		1,300	(90)	0	(90)
UBS AG	BRC	(2.250%	)	03/20/2014	0.098%	EUR	800	(29)	0	(29)
UBS AG	DUB	(1.000%	)	12/20/2017	0.901%	$	8,000	(41)	40	(81)
UST LLC	GST	(0.720%	)	03/20/2018	0.308%		1,000	(22)	0	(22)
Vivendi S.A.	BPS	(1.820%	)	06/20/2013	0.228%		300	(2)	0	(2)
Vivendi S.A.	BPS	(1.780%	)	06/20/2013	0.228%		300	(2)	0	(2)
Vivendi S.A.	BPS	(1.743%	)	06/20/2013	0.228%		300	(2)	0	(2)
Vivendi S.A.	DUB	(1.500%	)	06/20/2018	1.492%		100	0	0	0
WPP Ltd.	BRC	(3.750%	)	06/20/2017	0.813%	GBP	1,000	(210)	0	(210)

								$(589)	$1,256	$(1,845)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
BP Capital Markets America, Inc.	BRC	1.000%	06/20/2015	0.275%	EUR	100	$2	$(15)	$17
BP Capital Markets America, Inc.	FBF	5.000%	06/20/2015	0.275%	$	500	60	8	52
BP Capital Markets America, Inc.	GST	5.000%	06/20/2015	0.275%		1,100	130	9	121
BP Capital Markets America, Inc.	GST	5.000%	09/20/2015	0.310%		200	26	3	23
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	0.275%		300	36	2	34
Brazil Government International Bond	CBK	1.000%	03/20/2016	0.715%		4,200	40	(40)	80
China Government International Bond	BRC	0.850%	12/20/2014	0.206%		1,600	21	0	21
China Government International Bond	JPM	0.820%	12/20/2014	0.206%		300	4	0	4
China Government International Bond	RYL	0.810%	12/20/2014	0.206%		2,400	29	0	29
China Government International Bond	RYL	0.815%	12/20/2014	0.206%		1,000	12	0	12
Dell, Inc.	GST	1.000%	12/20/2017	2.226%		700	(40)	(53)	13
Italy Government International Bond	BOA	1.000%	06/20/2017	2.181%	EUR	16,400	(1,065)	(3,164)	2,099
Italy Government International Bond	BRC	1.000%	06/20/2017	2.181%		5,000	(325)	(950)	625
Lloyds TSB Bank PLC	DUB	3.000%	09/20/2017	1.209%		600	66	6	60
Lloyds TSB Bank PLC	MYC	3.000%	09/20/2017	1.209%		2,000	221	18	203

							$(783)	$(4,176)	$3,393

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Market Value (6)	Premiums Paid	Unrealized (Depreciation)
iTraxx Europe 15 Index 9-12%	MYC	(1.000%	)	06/20/2016	EUR	14,400	$534	$2,810	$(2,276)
iTraxx Europe Crossover 17 Index	CBK	(5.000%	)	06/20/2017		6,800	(310)	313	(623)
iTraxx Europe Crossover 17 Index	DUB	(5.000%	)	06/20/2017		4,400	(200)	439	(639)
iTraxx Europe Crossover 17 Index	FBF	(5.000%	)	06/20/2017		3,900	(178)	195	(373)
iTraxx Europe Crossover 18 Index	BRC	(5.000%	)	12/20/2017		13,600	(158)	125	(283)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Credit Default Swaps on Credit Indices - Buy Protection (2) (Cont.)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Market Value (6)	Premiums Paid	Unrealized (Depreciation)
iTraxx Europe Crossover 18 Index	HUS	(5.000%	)	12/20/2017	EUR	10,500	$(122)	$200	$(322)
iTraxx Europe Crossover 18 Index	MYC	(5.000%	)	12/20/2017		31,250	(363)	1,152	(1,515)

							$(797)	$5,234	$(6,031)

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)		Market Value (6)	Premiums (Received)	Unrealized (Depreciation)
ABX.HE.AA.6-1 Index	FBF	0.320%	07/25/2045	$	473	$(172)	$(142)	$(30)
ABX.HE.AAA.6-2 Index	DUB	0.110%	05/25/2046		467	(157)	(143)	(14)

						$(329)	$(285)	$(44)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.783%	07/10/2016	GLM	$	22,200	$36	$5	$31
Pay	1-Month GBP-United Kingdom RPI Index	3.275%	05/19/2016	BRC	GBP	3,800	143	0	143
Pay	1-Year BRL-CDI	10.135%	01/02/2015	HUS	BRL	103,500	2,597	23	2,574
Pay	1-Year BRL-CDI	10.140%	01/02/2015	DUB		16,800	422	5	417
Pay	6-Month AUD-BBR-BBSW	4.750%	06/15/2022	BRC	AUD	14,500	1,195	(82)	1,277
Pay	6-Month AUD-BBR-BBSW	4.750%	06/15/2022	CBK		4,100	338	(30)	368
Pay	6-Month AUD-BBR-BBSW	4.750%	06/15/2022	DUB		4,300	355	(23)	378
Pay	6-Month AUD-BBR-BBSW	4.750%	06/15/2022	JPM		400	33	(2)	35
Pay	6-Month AUD-BBR-BBSW	4.750%	06/15/2022	UAG		2,200	182	(12)	194
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	FBF	JPY	1,880,000	1,512	512	1,000
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	RYL		1,150,000	925	313	612

							$7,738	$709	$7,029

(k)	Purchased options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 25-Year Interest Rate Swap (Effective 1/16/2018)	GLM	3-Month USD-LIBOR	Receive	3.750%	01/14/2013	$	4,500	$169	$1
Put - OTC 25-Year Interest Rate Swap (Effective 1/16/2018)	RYL	3-Month USD-LIBOR	Receive	3.750%	01/14/2013		8,800	372	2
Call - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.500%	03/18/2013		5,200	47	34
Put - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	3.100%	03/18/2013		5,200	65	48

								$653	$85

(l)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	0.800%	03/18/2013	$	11,600	$9	$(18)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		11,600	22	(10)
Call - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.800%	03/18/2013		54,400	60	(84)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.200%	03/18/2013	$	54,400	$95	$(48)
Put - OTC 5-Year Interest Rate Swap (Effective 1/16/2018)	GLM	3-Month USD-LIBOR	Pay	3.750%	01/14/2013		17,000	211	0
Put - OTC 5-Year Interest Rate Swap (Effective 1/16/2018)	RYL	3-Month USD-LIBOR	Pay	3.750%	01/14/2013		33,200	456	0
Put - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	10.000%	07/01/2014	EUR	17,100	131	0

								$984	$(160)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2011	0	$64,900	EUR	17,100	$913
Sales	81	271,600		0	1,398
Closing Buys	(49)	(111,000)		0	(1,011)
Expirations	0	0		0	0
Exercised	(32)	(43,300)		0	(316)

Balance at 12/31/2012	0	$182,200	EUR	17,100	$984

(m)	Short sales outstanding as of December 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	02/01/2043	$9,000	$9,737	$(9,751)
Fannie Mae	5.500%	01/01/2043	18,000	19,549	(19,558)
Fannie Mae	5.500%	02/01/2043	20,000	21,694	(21,741)

				$50,980	$(51,050)

(n)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	6,266	$	6,542	BRC	$48	$0	$48
01/2013	EUR	8,325		10,737	BPS	0	(252)	(252)
01/2013		1,056		1,400	BRC	6	0	6
01/2013		561		724	CBK	0	(16)	(16)
01/2013		5,651		7,315	FBF	0	(145)	(145)
01/2013		213		279	JPM	0	(2)	(2)
01/2013		5,944		7,773	UAG	0	(74)	(74)
01/2013	MYR	23,628		7,694	DUB	0	(33)	(33)
01/2013		7,442		2,422	UAG	0	(11)	(11)
01/2013	SGD	6,195		5,058	UAG	0	(13)	(13)
01/2013	$	135	AUD	129	HUS	0	(1)	(1)
01/2013		12,788	EUR	9,971	BPS	375	0	375
01/2013		430		332	BRC	8	0	8
01/2013		11,663		9,041	CBK	272	0	272
01/2013		256		197	GLM	5	0	5
01/2013		533		403	JPM	0	(1)	(1)
01/2013		14	IDR	132,847	MSC	0	0	0
01/2013		38,941	JPY	3,261,535	BPS	0	(1,287)	(1,287)
01/2013		33,036		2,756,591	FBF	0	(1,213)	(1,213)
01/2013		19,455		1,630,767	GLM	0	(628)	(628)
01/2013		35,747		2,984,885	JPM	0	(1,289)	(1,289)
01/2013		19,430		1,630,768	UAG	0	(603)	(603)
01/2013		10,125	MYR	31,196	UAG	76	0	76
01/2013		5,056	SGD	6,231	UAG	45	0	45
01/2013		11	ZAR	97	JPM	0	0	0
02/2013	BRL	5,857	$	2,782	JPM	0	(67)	(67)
02/2013	DKK	2,353		405	DUB	0	(12)	(12)
02/2013	$	93	BRL	192	HUS	0	0	0
02/2013		341	CNY	2,199	DUB	9	0	9
02/2013		3,620		22,752	JPM	1	(4)	(3)
02/2013		3,136	DKK	18,263	RBC	98	0	98
02/2013		2,054	SEK	13,900	HUS	81	0	81
03/2013	CAD	63	$	64	BRC	0	0	0
03/2013	GBP	4,388		7,066	BOA	0	(61)	(61)
03/2013		54		87	BRC	0	0	0
03/2013		4,365		6,991	JPM	0	(98)	(98)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
03/2013	PHP	1,621	$	39	CBK	$0	$(1)	$(1)
03/2013	$	8,415	CAD	8,310	RBC	0	(75)	(75)
03/2013		8,388	GBP	5,180	MSC	25	0	25
04/2013	MXN	14,070	$	1,062	DUB	0	(17)	(17)
04/2013		89,985		6,938	MSC	34	0	34
04/2013	$	239	MXN	3,129	JPM	1	0	1
08/2013	CNY	10,289	$	1,659	UAG	31	0	31
08/2013	$	4	CNY	28	DUB	0	0	0
11/2013		51		323	JPM	0	0	0
01/2015		1,600		9,648	DUB	0	(96)	(96)
09/2015	CNY	2,378	$	400	JPM	32	0	32
09/2015	$	4,600	CNY	29,440	RYL	0	(35)	(35)
04/2016		500		2,965	DUB	0	(43)	(43)
04/2016		1,830		10,861	JPM	0	(155)	(155)

						$1,147	$(6,232)	$(5,085)

(o)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Australia
Mortgage-Backed Securities	$0	$1,415	$0	$1,415
Brazil
Corporate Bonds & Notes	0	19,586	0	19,586
Sovereign Issues	0	7,575	0	7,575
Canada
Corporate Bonds & Notes	0	1,094	0	1,094
Cayman Islands
Asset-Backed Securities	0	11,043	0	11,043
France
Corporate Bonds & Notes	0	118	0	118
Germany
Corporate Bonds & Notes	0	5,348	0	5,348
Sovereign Issues	0	1,521	0	1,521
Guernsey, Channel Islands
Corporate Bonds & Notes	0	0	418	418
Italy
Asset-Backed Securities	0	184	0	184
Sovereign Issues	0	9,351	0	9,351
Jersey, Channel Islands
Asset-Backed Securities	0	0	537	537
Luxembourg
Corporate Bonds & Notes	0	372	0	372
Mexico
Corporate Bonds & Notes	0	3,294	0	3,294
Sovereign Issues	0	7,721	0	7,721
Netherlands
Corporate Bonds & Notes	0	11,467	0	11,467
Sovereign Issues	0	64,649	0	64,649
Norway
Corporate Bonds & Notes	0	5,175	103	5,278
Qatar
Corporate Bonds & Notes	0	2,210	0	2,210
Sovereign Issues	0	3,376	0	3,376
South Korea
Corporate Bonds & Notes	0	4,067	0	4,067
Sovereign Issues	0	1,336	0	1,336
Spain
Sovereign Issues	0	10,234	0	10,234
Switzerland
Corporate Bonds & Notes	0	10,125	0	10,125

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
United Arab Emirates
Sovereign Issues	$0	$2,442	$0	$2,442
United Kingdom
Corporate Bonds & Notes	0	6,770	0	6,770
Sovereign Issues	0	46,953	0	46,953
United States
Asset-Backed Securities	0	29,916	0	29,916
Bank Loan Obligations	0	4,295	0	4,295
Corporate Bonds & Notes	0	86,516	2,315	88,831
Mortgage-Backed Securities	0	89,845	4,300	94,145
Municipal Bonds & Notes	0	20,070	0	20,070
Preferred Securities	85	0	426	511
U.S. Government Agencies	0	55,764	0	55,764
U.S. Treasury Obligations	0	27,416	0	27,416
Virgin Islands (British)
Corporate Bonds & Notes	0	232	0	232
Short-Term Instruments
Certificates of Deposit	0	7,266	0	7,266
Commercial Paper	0	2,782	0	2,782
Repurchase Agreements	0	1,499	0	1,499
U.S. Treasury Bills	0	3,631	0	3,631
Purchased Options
Interest Rate Contracts	0	85	0	85
	$85	$566,743	$8,099	$574,927

Short Sales, at value	$0	$(51,050)	$0	$(51,050)

Financial Derivative Instruments - Assets
Credit Contracts	0	3,671	0	3,671
Foreign Exchange Contracts	0	1,147	0	1,147
Interest Rate Contracts	143	8,907	0	9,050
	$143	$13,725	$0	$13,868

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(8,430)	0	(8,430)
Foreign Exchange Contracts	0	(6,232)	0	(6,232)
Interest Rate Contracts	(145)	(240)	0	(385)
	$(145)	$(14,902)	$0	$(15,047)

Totals	$83	$514,516	$8,099	$522,698

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (2)
Investments, at value
Brazil
Corporate Bonds & Notes	$2,376	$0	$0	$0	$0	$19	$0	$(2,395)	$0	$0
Guernsey, Channel Islands
Corporate Bonds & Notes	0	400	0	0	0	18	0	0	418	18
Jersey, Channel Islands
Asset-Backed Securities	2,428	0	(1,912)	(1)	(65)	87	0	0	537	15
Norway
Corporate Bonds & Notes	0	104	0	0	0	(1)	0	0	103	(1)
United States
Corporate Bonds & Notes	2,493	0	(256)	(4)	(4)	86	0	0	2,315	108
Mortgage-Backed Securities	4,669	0	(470)	5	29	67	0	0	4,300	50
Preferred Securities	435	0	0	0	0	(9)	0	0	426	(9)

Totals	$12,401	$504	$(2,638)	$0	$(40)	$267	$0	$(2,395)	$8,099	$181

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Guernsey, Channel Islands
Corporate Bonds & Notes	$418	Third Party Vendor	Broker Quote	104.50
Jersey, Channel Islands
Asset-Backed Securities	537	Benchmark Pricing	Base Price	100.22
Norway
Corporate Bonds & Notes	103	Benchmark Pricing	Base Price	99.97
United States
Corporate Bonds & Notes	2,315	Third Party Vendor	Broker Quote	115.12-115.75
Mortgage-Backed Securities	4,300	Third Party Vendor	Broker Quote	87.00-94.18
Preferred Securities	426	Benchmark Pricing	Base Price	$ 7,393.89

Total	$8,099

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$85	$85
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	346	346
Unrealized appreciation on foreign currency contracts	0	0	0	1,147	0	1,147
Unrealized appreciation on OTC swap agreements	0	3,671	0	0	7,029	10,700

	$0	$3,671	$0	$1,147	$7,460	$12,278

Liabilities:
Written options outstanding	$0	$0	$0	$0	$160	$160
Variation margin payable on financial derivative instruments (2)	0	34	0	0	0	34
Unrealized depreciation on foreign currency contracts	0	0	0	6,232	0	6,232
Unrealized depreciation on OTC swap agreements	0	8,198	0	0	0	8,198

	$0	$8,232	$0	$6,232	$160	$14,624

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(542)	$(542)
Net realized gain on futures contracts	0	0	0	0	3,172	3,172
Net realized gain on written options	0	0	0	0	1,007	1,007
Net realized gain (loss) on swaps	0	(13,815)	0	0	10,448	(3,367)
Net realized (loss) on foreign currency transactions	0	0	0	(17,739)	0	(17,739)

	$0	$(13,815)	$0	$(17,739)	$14,085	$(17,469)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(368)	$(368)
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(1,871)	(1,871)
Net change in unrealized appreciation on written options	0	0	0	0	250	250
Net change in unrealized (depreciation) on swaps	0	(2,897)	0	0	(158)	(3,055)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(2,287)	0	(2,287)

	$0	$(2,897)	$0	$(2,287)	$(2,147)	$(7,331)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(2) and open centrally cleared swaps cumulative appreciation/(depreciation) of $1,566 as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(1,148)	$1,102	$(46)
BPS	(1,172)	687	(485)
BRC	668	(510)	158
CBK	336	(290)	46
DUB	(27)	97	70
FBF	(153)	(60)	(213)
GLM	(587)	489	(98)
GST	103	(130)	(27)
HUS	2,554	(2,390)	164
JPM	(1,574)	1,157	(417)
MSC	59	(335)	(276)
MYC	458	(2,535)	(2,077)
RBC	23	0	23
RYL	941	(1,010)	(69)
UAG	(401)	305	(96)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can

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be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”

or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

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Notes to Financial Statements (Cont.)

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued

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based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

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Notes to Financial Statements (Cont.)

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit

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spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor

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Notes to Financial Statements (Cont.)

sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor

(“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related

ANNUAL REPORT	DECEMBER 31, 2012	33

Notes to Financial Statements (Cont.)

expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the

Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,669,564	$1,627,795	$242,913	$176,246

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	148	$2,084	328	$4,668
Administrative Class	7,454	105,565	13,186	184,171
Advisor Class	690	9,885	1,257	17,654
Issued as reinvestment of distributions
Institutional Class	36	494	24	336
Administrative Class	2,400	33,330	1,554	21,641
Advisor Class	209	2,901	145	2,023
Cost of shares redeemed
Institutional Class	(260)	(3,636)	(173)	(2,456)
Administrative Class	(8,036)	(114,581)	(18,851)	(264,807)
Advisor Class	(1,067)	(15,304)	(955)	(13,519)
Net increase (decrease) resulting from Portfolio share transactions	1,574	$20,738	(3,485)	$(50,289)

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 83% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 27% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$2,299	$2,281	$37,092	$(5,241)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated capital losses.

ANNUAL REPORT	DECEMBER 31, 2012	35

Notes to Financial Statements (Cont.)

December 31, 2012

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$544,102	$35,353	$(4,529)	$30,824

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$28,765	$7,961	$—
12/31/2011	$23,467	$561	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MSC	Morgan Stanley & Co., Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	PHP	Philippine Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	RPI	Retail Price Index
CDX.HY	Credit Derivatives Index - High Yield	CPI	Consumer Price Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap
BBR	Bank Bill Rate	CLO	Collateralized Loan Obligation

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.06%

For the current year pursuant to IRC Section 852(b)(3)(C)(v), the Fund designates an increase in net capital gain in the amount of $1,276,360 arising from determinations under Section 860(e) relating to prior years.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.
4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT25AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Global Bond Portfolio (Unhedged)

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

United States	55.8%
Netherlands	13.2%
United Kingdom	9.4%
Brazil	4.7%
Short-Term Instruments	2.7%
Other	14.2%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	Class Inception (01/31/2006)
PIMCO Global Bond Portfolio (Unhedged) Institutional Class	7.10%	8.43%	8.06%
JPMorgan GBI Global FX NY Index Unhedged in USD±	1.40%	5.71%	6.33%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Institutional Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,027.90	$1,021.32
Expenses Paid During Period†	$3.87	$3.86
Net Annualized Expense Ratio	0.76%	0.76%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	Positions in non-Agency mortgage-backed securities (“MBS”) contributed to performance as the prices of these securities appreciated during the reporting period.

»	An overweight to financial credits contributed to performance as spreads for this sector tightened over the reporting period.

»	An overweight to emerging markets external debt contributed to performance as spreads tightened over the reporting period.

»	An overweight to duration (or sensitivity to changes in market interest rates) in Brazil contributed to performance as local rates declined and income from carry also added to performance.

»	An overweight to duration in Australia contributed to performance as AUD-swap rates fell considerably over the reporting period.

»

An overweight to yield curve duration in the U.S., through an overweight to the ten-year U.S. Treasury rate and an underweight to the thirty-year U.S. Treasury rate, contributed to performance as the yield curve steepened with the ten-year rate falling and the thirty-year rate rising.

»	Positions in credit default swaps (Buy Protection) tied to high-yield corporate debt in Europe detracted from performance as the credit premium for this sector fell over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Institutional Class
Net asset value beginning of year	$13.83	$13.49	$12.72	$12.25	$12.78
Net investment income (a)	0.45	0.51	0.47	0.49	0.51
Net realized/unrealized gain (loss)	0.52	0.52	1.01	1.59	(0.59)
Total income (loss) from investment operations	0.97	1.03	1.48	2.08	(0.08)
Dividends from net investment income	(0.25)	(0.38)	(0.38)	(0.42)	(0.45)
Distributions from net realized capital gains	(0.83)	(0.31)	(0.33)	(1.19)	0.00
Total distributions	(1.08)	(0.69)	(0.71)	(1.61)	(0.45)
Net asset value end of year	$13.72	$13.83	$13.49	$12.72	$12.25
Total return	7.10%	7.72%	11.81%	17.01%	(0.69)%
Net assets end of year (000s)	$6,647	$7,766	$5,156	$3,143	$1,507
Ratio of expenses to average net assets	0.76%	0.75%	0.76%	0.75%	0.86%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	3.14%	3.64%	3.55%	3.83%	4.10%
Portfolio turnover rate	362%*	506%*	849%*	624%	661%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$573,428
Repurchase agreements, at value	1,499
Cash	1
Deposits with counterparty	28
Foreign currency, at value	1,703
Receivable for investments sold	93,387
OTC swap premiums paid	7,501
Variation margin receivable on financial derivative instruments	346
Unrealized appreciation on foreign currency contracts	1,147
Unrealized appreciation on OTC swap agreements	10,700
Receivable for Portfolio shares sold	4,126
Interest and dividends receivable	4,924
Other assets	32
698,822

Liabilities:
Payable for investments purchased	$93,533
Payable for reverse repurchase agreements	3,320
Payable for sale-buyback financing transactions	22,855
Payable for short sales	51,050
Written options outstanding	160
OTC swap premiums received	4,763
Variation margin payable on financial derivative instruments	34
Unrealized depreciation on foreign currency contracts	6,232
Unrealized depreciation on OTC swap agreements	8,198
Deposits from counterparty	4,985
Payable for Portfolio shares redeemed	575
Accrued investment advisory fees	102
Accrued supervisory and administrative fees	204
Accrued distribution fees	8
Accrued servicing fees	56
196,075

Net Assets	$502,747

Net Assets Consist of:
Paid in capital	$466,316
Undistributed net investment income	152
Accumulated undistributed net realized gain	5,564
Net unrealized appreciation	30,715
$502,747

Net Assets:
Institutional Class	$6,647
Administrative Class	456,831
Advisor Class	39,269

Shares Issued and Outstanding:
Institutional Class	485
Administrative Class	33,287
Advisor Class	2,861

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$13.72
Administrative Class	13.72
Advisor Class	13.72

Cost of Investments	$542,531
Cost of Repurchase Agreements	$1,499
Cost of Foreign Currency Held	$1,706
Proceeds Received on Short Sales	$50,980
Premiums Received on Written Options	$984

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$19,560
Dividends	20
Miscellaneous income	1
Total Income	19,581

Expenses:
Investment advisory fees	1,250
Supervisory and administrative fees	2,499
Servicing fees – Administrative Class	690
Distribution and/or servicing fees – Advisor Class	102
Trustees’ fees	3
Interest expense	62
Total Expenses	4,606

Net Investment Income	14,975

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	9,812
Net realized gain on futures contracts	3,172
Net realized gain on written options	1,007
Net realized (loss) on swaps	(3,367)
Net realized (loss) on foreign currency transactions	(16,569)
Net change in unrealized appreciation on investments	31,642
Net change in unrealized (depreciation) on futures contracts	(1,871)
Net change in unrealized appreciation on written options	250
Net change in unrealized (depreciation) on swaps	(3,055)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,173)
Net Gain	18,848

Net Increase in Net Assets Resulting from Operations	$33,823

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$14,975	$17,954
Net realized gain (loss)	(5,945)	35,902
Net change in unrealized appreciation (depreciation)	24,793	(14,455)
Net increase resulting from operations	33,823	39,401

Distributions to Shareholders:
From net investment income
Institutional Class	(117)	(169)
Administrative Class	(7,399)	(12,017)
Advisor Class	(633)	(1,058)
From net realized capital gains
Institutional Class	(377)	(167)
Administrative Class	(25,931)	(9,652)
Advisor Class	(2,268)	(965)

Total Distributions	(36,725)	(24,028)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	20,738	(50,289)

Total Increase (Decrease) in Net Assets	17,836	(34,916)

Net Assets:
Beginning of year	484,911	519,827
End of year*	$502,747	$484,911

*Including undistributed net investment income of:	$152	$22,418

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged)

December 31, 2012

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
AUSTRALIA 0.3%

MORTGAGE-BACKED SECURITIES 0.3%
Puma Finance Ltd.
0.452% due 02/21/2038		$190	$	187
3.547% due 08/22/2037	AUD	252		255
3.640% due 07/12/2036		69		70
Swan Trust
0.390% due 05/12/2037		$235		232
3.420% due 05/12/2037	AUD	323		331
Torrens Trust
3.560% due 10/19/2038		333		340

Total Australia (Cost $1,336)				1,415

BRAZIL 5.4%

CORPORATE BONDS & NOTES 3.9%
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	1,900		2,677
Banco Santander Brasil S.A.
2.408% due 03/18/2014		$3,700		3,688
4.250% due 01/14/2016		200		209
4.500% due 04/06/2015		1,500		1,560
Banco Votorantim Ltd.
3.310% due 03/28/2014		2,400		2,395
Banco Votorantim S.A.
5.250% due 02/11/2016		2,700		2,855
BM&FBovespa S.A.
5.500% due 07/16/2020		300		342
BRF Brasil Foods S.A.
5.875% due 06/06/2022		5,100		5,635
CSN Islands Corp.
6.875% due 09/21/2019		200		225

				19,586

SOVEREIGN ISSUES 1.5%
Brazil Government International Bond
4.875% due 01/22/2021		1,100		1,331
8.250% due 01/20/2034		3,700		6,244

				7,575

Total Brazil (Cost $24,973)				27,161

CANADA 0.2%

CORPORATE BONDS & NOTES 0.2%
Rio Tinto Alcan, Inc.
5.000% due 06/01/2015		$1,000		1,094

Total Canada (Cost $922)				1,094

CAYMAN ISLANDS 2.2%

ASSET-BACKED SECURITIES 2.2%
ARES CLO Ltd.
0.942% due 11/25/2020		$5,000		4,947
Avenue CLO Fund Ltd.
0.660% due 02/15/2017		2,405		2,396
Black Diamond CLO Delaware Corp.
0.559% due 06/20/2017		13		12
BlueMountain CLO Ltd.
0.548% due 11/15/2017		480		477
Kingsland Ltd.
0.560% due 06/13/2019		2,403		2,391
Landmark CDO Ltd.
0.611% due 06/01/2017		730		722
0.890% due 01/15/2016		98		98

Total Cayman Islands (Cost $10,944)				11,043

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
FRANCE 0.0%

CORPORATE BONDS & NOTES 0.0%
Vivendi S.A.
6.625% due 04/04/2018		$100	$	118

Total France (Cost $100)				118

GERMANY 1.4%

CORPORATE BONDS & NOTES 1.1%
KFW
4.250% due 07/04/2014	EUR	2,200		3,085
6.250% due 05/19/2021	AUD	1,900		2,263

				5,348

SOVEREIGN ISSUES 0.3%
Free State of Bavaria
3.500% due 01/27/2016	EUR	1,049		1,521

Total Germany (Cost $6,496)				6,869

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$400		418

Total Guernsey, Channel Islands (Cost $400)				418

ITALY 1.9%

ASSET-BACKED SECURITIES 0.0%
Locat Securitisation Vehicle SRL
0.343% due 12/12/2028	EUR	143		184

SOVEREIGN ISSUES 1.9%
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (b)		2,685		3,369
4.000% due 02/01/2037		5,200		5,982

				9,351

Total Italy (Cost $8,805)				9,535

JERSEY, CHANNEL ISLANDS 0.1%

ASSET-BACKED SECURITIES 0.1%
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	407		537

Total Jersey, Channel Islands (Cost $543)				537

LUXEMBOURG 0.1%

CORPORATE BONDS & NOTES 0.1%
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018		$300		372

Total Luxembourg (Cost $300)				372

MEXICO 2.2%

CORPORATE BONDS & NOTES 0.7%
America Movil S.A.B. de C.V.
3.625% due 03/30/2015		$2,000		2,131
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		1,100		1,163

				3,294

SOVEREIGN ISSUES 1.5%
Mexico Government International Bond
10.000% due 12/05/2024	MXN	71,200		7,721

Total Mexico (Cost $10,671)				11,015

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
NETHERLANDS 15.2%

CORPORATE BONDS & NOTES 2.3%
Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	7,600	$	10,484
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014		$500		549
Waha Aerospace BV
3.925% due 07/28/2020		400		434

				11,467

SOVEREIGN ISSUES 12.9%
Netherlands Government Bond
0.750% due 04/15/2015	EUR	11,200		15,011
2.500% due 01/15/2017		17,900		25,680
4.000% due 07/15/2016		7,800		11,665
4.000% due 07/15/2018		7,600		11,820
4.000% due 07/15/2019		300		473

				64,649

Total Netherlands (Cost $73,749)				76,116

NORWAY 1.0%

CORPORATE BONDS & NOTES 1.0%
DNB Bank ASA
3.200% due 04/03/2017		$2,700		2,878
Eksportfinans ASA
0.553% due 04/05/2013		100		99
1.600% due 03/20/2014	JPY	1,000		11
1.875% due 04/02/2013		$300		300
2.000% due 09/15/2015		800		766
2.375% due 05/25/2016		200		191
3.000% due 11/17/2014		200		198
5.160% due 02/12/2013	AUD	100		103
5.500% due 05/25/2016		$500		521
5.500% due 06/26/2017		200		211

Total Norway (Cost $5,024)				5,278

QATAR 1.1%

CORPORATE BONDS & NOTES 0.4%
Qatari Diar Finance QSC
3.500% due 07/21/2015		$2,100		2,210

SOVEREIGN ISSUES 0.7%
Qatar Government International Bond
4.000% due 01/20/2015		3,200		3,376

Total Qatar (Cost $5,413)				5,586

SOUTH KOREA 1.1%

CORPORATE BONDS & NOTES 0.8%
Export-Import Bank of Korea
4.125% due 09/09/2015		$500		540
5.750% due 05/22/2013	EUR	500		674
5.875% due 01/14/2015		$2,600		2,853

				4,067

SOVEREIGN ISSUES 0.3%
Republic of Korea
4.875% due 09/22/2014		200		214
5.750% due 04/16/2014		200		212
7.125% due 04/16/2019		700		910

				1,336

Total South Korea (Cost $5,209)				5,403

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SPAIN 2.0%

SOVEREIGN ISSUES 2.0%
Autonomous Community of Madrid Spain
4.200% due 09/24/2014	EUR	3,300	$	4,250
4.305% due 03/06/2014		2,200		2,910
Spain Government International Bond
4.200% due 01/31/2037		2,900		3,074

Total Spain (Cost $9,415)				10,234

SWITZERLAND 2.0%

CORPORATE BONDS & NOTES 2.0%
UBS AG
5.875% due 12/20/2017		$8,500		10,125

Total Switzerland (Cost $8,682)				10,125

UNITED ARAB EMIRATES 0.5%

SOVEREIGN ISSUES 0.5%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019		$1,900		2,442

Total United Arab Emirates (Cost $2,055)				2,442

UNITED KINGDOM 10.6%

CORPORATE BONDS & NOTES 1.3%
Bradford & Bingley PLC
4.250% due 05/04/2016	EUR	1,900		2,793
HBOS PLC
6.750% due 05/21/2018		$800		865
LBG Capital PLC
8.500% due 12/17/2021 (c)		1,200		1,251
WPP Ltd.
6.000% due 04/04/2017	GBP	1,000		1,861

				6,770

SOVEREIGN ISSUES 9.3%
United Kingdom Gilt
1.750% due 09/07/2022		400		646
3.750% due 09/07/2021		15,500		29,562
4.000% due 03/07/2022 (f)		8,600		16,745

				46,953

Total United Kingdom (Cost $49,971)				53,723

UNITED STATES 64.0%

ASSET-BACKED SECURITIES 6.0%
Ameriquest Mortgage Securities, Inc.
0.680% due 10/25/2035		$1,000		858
Amortizing Residential Collateral Trust
0.790% due 07/25/2032		1		1
0.910% due 10/25/2031		2		1
Carrington Mortgage Loan Trust
0.260% due 12/25/2036		101		98
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031		1,990		1,944
Countrywide Asset-Backed Certificates
0.610% due 08/25/2034		187		174
0.660% due 04/25/2036		1,000		584
Credit Suisse First Boston Mortgage Securities Corp.
0.830% due 01/25/2032		1		1
Credit-Based Asset Servicing and Securitization LLC
0.270% due 11/25/2036		28		13
Denver Arena Trust
6.940% due 11/15/2019		49		50

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
EMC Mortgage Loan Trust
0.660% due 05/25/2043		$548	$	468
Home Equity Mortgage Trust
5.500% due 01/25/2037		187		43
Illinois Student Assistance Commission
1.365% due 04/25/2022		4,507		4,566
JPMorgan Mortgage Acquisition Corp.
0.490% due 03/25/2047		1,632		822
Morgan Stanley ABS Capital
0.320% due 03/25/2037		1,453		674
0.460% due 08/25/2036		3,250		1,421
1.010% due 07/25/2037		1,800		1,713
SACO, Inc.
0.610% due 04/25/2035		9		7
Securitized Asset-Backed Receivables LLC
0.260% due 12/25/2036		11		5
SLC Student Loan Trust
0.758% due 06/15/2017		300		300
SLM Student Loan Trust
0.395% due 04/26/2021		585		585
0.435% due 01/27/2025		5,000		4,977
0.508% due 12/17/2018		55		56
0.815% due 10/25/2017		1,060		1,065
0.910% due 01/25/2029		4,198		4,257
South Carolina Student Loan Corp.
1.315% due 07/25/2025		5,100		5,181
Structured Asset Securities Corp.
0.610% due 05/25/2034		5		5
1.714% due 04/25/2035		26		25
Washington Mutual Asset-Backed Certificates Trust
0.270% due 10/25/2036		55		22

				29,916

BANK LOAN OBLIGATIONS 0.9%
HCA, Inc.
2.712% due 05/02/2016		912		913
Springleaf Financial Funding Co.
5.500% due 05/10/2017		1,800		1,793
Vodafone Americas Finance
6.875% due 08/17/2015		1,551		1,589

				4,295

CORPORATE BONDS & NOTES 17.7%
Ally Financial, Inc.
3.709% due 06/20/2014		1,100		1,131
6.750% due 12/01/2014		2,000		2,170
Altria Group, Inc.
9.250% due 08/06/2019		338		470
American Express Credit Corp.
5.875% due 05/02/2013		200		204
American International Group, Inc.
6.765% due 11/15/2017	GBP	588		1,130
8.000% due 05/22/2068	EUR	1,700		2,601
8.175% due 05/15/2068		$1,600		2,092
Bank of America Corp.
7.625% due 06/01/2019		3,900		4,993
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,000		1,202
7.250% due 02/01/2018		1,300		1,630
Boston Scientific Corp.
5.450% due 06/15/2014		1,500		1,595
6.400% due 06/15/2016		200		230
Capital One Financial Corp.
7.375% due 05/23/2014		5,900		6,420
CenturyLink, Inc.
6.000% due 04/01/2017		4,700		5,209

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CIT Group, Inc.
5.250% due 04/01/2014		$400	$	416
Citigroup, Inc.
0.593% due 11/05/2014		100		99
0.851% due 05/31/2017	EUR	100		123
1.458% due 11/30/2017		6,600		8,209
4.500% due 01/14/2022		$5,210		5,818
4.750% due 02/10/2019	EUR	200		256
6.125% due 05/15/2018		$500		600
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		1,000		1,130
Continental Airlines Pass-Through Trust
9.000% due 01/08/2018		1,115		1,290
Cytec Industries, Inc.
4.600% due 07/01/2013		2,000		2,026
D.R. Horton, Inc.
6.500% due 04/15/2016		4,500		5,017
Dragon LLC
1.972% due 03/12/2024		2,405		2,464
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020		100		122
Ford Motor Credit Co. LLC
7.000% due 10/01/2013		300		314
8.000% due 06/01/2014		1,800		1,963
8.700% due 10/01/2014		2,400		2,700
Goldman Sachs Group, Inc.
0.719% due 07/22/2015		500		491
0.843% due 01/12/2015		700		691
0.911% due 09/29/2014		800		797
3.700% due 08/01/2015		800		845
6.250% due 09/01/2017		500		590
International Lease Finance Corp.
6.750% due 09/01/2016		1,300		1,466
7.125% due 09/01/2018		1,200		1,398
JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	200		207
JPMorgan Chase Bank N.A.
0.871% due 05/31/2017	EUR	2,700		3,466
KB Home
5.875% due 01/15/2015		$1,200		1,266
Kraft Foods Group, Inc.
6.125% due 08/23/2018		500		613
Lehman Brothers Holdings, Inc.
1.000% due 01/24/2013 ^		1,000		239
1.000% due 05/02/2018 ^		800		194
Limited Brands, Inc.
6.900% due 07/15/2017		1,000		1,152
Masco Corp.
6.125% due 10/03/2016		200		221
Metropolitan Life Global Funding
5.125% due 04/10/2013		1,300		1,316
Mohawk Industries, Inc.
6.375% due 01/15/2016		1,000		1,130
Morgan Stanley
0.610% due 04/13/2016	EUR	700		880
0.820% due 10/15/2015		$1,000		970
Nationwide Health Properties, Inc.
6.000% due 05/20/2015		500		556
Penske Truck Leasing Co. LP
3.125% due 05/11/2015		800		817
3.750% due 05/11/2017		1,800		1,885
Puget Energy, Inc.
6.500% due 12/15/2020		1,200		1,354
Southwestern Energy Co.
4.100% due 03/15/2022		300		323
7.500% due 02/01/2018		100		123

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
UAL Pass-Through Trust
10.400% due 05/01/2018	$890	$	1,025
UST LLC
5.750% due 03/01/2018	1,000		1,192

			88,831

MORTGAGE-BACKED SECURITIES 18.7%
Adjustable Rate Mortgage Trust
3.111% due 09/25/2035	32		29
American Home Mortgage Assets LLC
0.400% due 05/25/2046	440		294
0.420% due 10/25/2046	585		368
Banc of America Funding Corp.
2.687% due 02/20/2036	614		611
5.888% due 04/25/2037	621		557
5.927% due 10/20/2046 ^	211		156
Banc of America Large Loan, Inc.
2.509% due 11/15/2015	2,472		2,473
Banc of America Mortgage Trust
3.090% due 05/25/2035	4,900		4,225
5.500% due 11/25/2035	788		788
BCAP LLC Trust
0.380% due 01/25/2037 ^	444		291
5.250% due 04/26/2037	2,698		2,541
Bear Stearns Adjustable Rate Mortgage Trust
2.240% due 08/25/2035	169		170
2.320% due 08/25/2035	4,994		5,072
2.570% due 03/25/2035	236		239
2.708% due 08/25/2033	24		24
2.795% due 02/25/2047	1,965		1,449
2.866% due 10/25/2033	25		25
3.078% due 03/25/2035	67		67
3.099% due 05/25/2047 ^	614		486
3.195% due 05/25/2034	19		18
3.233% due 05/25/2034	60		59
3.472% due 11/25/2034	17		17
Bear Stearns Alt-A Trust
1.210% due 09/25/2034	1,428		1,412
2.882% due 11/25/2035 ^	250		177
3.001% due 09/25/2035	205		162
5.433% due 08/25/2036 ^	328		226
Bear Stearns Structured Products, Inc.
2.829% due 12/26/2046	164		94
CC Funding Corp.
0.390% due 07/25/2036	143		113
Chase Mortgage Finance Corp.
2.912% due 12/25/2035	1,175		1,045
Citigroup Commercial Mortgage Trust
5.702% due 12/10/2049	400		465
Citigroup Mortgage Loan Trust, Inc.
2.270% due 09/25/2035	95		95
2.340% due 09/25/2035	95		93
2.530% due 10/25/2035	2,090		1,945
Countrywide Alternative Loan Trust
0.380% due 01/25/2037 ^	929		681
0.391% due 02/20/2047	352		213
0.406% due 12/20/2046	696		444
0.421% due 03/20/2046	213		141
0.421% due 07/20/2046 ^	530		262
0.490% due 02/25/2037	271		175
0.560% due 05/25/2037 ^	132		77
0.610% due 05/25/2036	1,946		1,248
1.510% due 10/25/2035	5,061		3,968
1.581% due 11/25/2035	56		39
2.121% due 11/25/2035	56		40
5.250% due 06/25/2035	45		40
5.376% due 08/25/2036	49		49

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.456% due 11/25/2035 ^	$501	$	343
6.000% due 08/25/2036 ^	1,543		1,270
6.000% due 04/25/2037 ^	108		80
6.000% due 02/25/2047	1,059		796
6.250% due 08/25/2037 ^	58		43
6.500% due 06/25/2036 ^	282		192
Countrywide Home Loan Mortgage Pass-Through Trust
0.440% due 05/25/2035	124		98
0.500% due 04/25/2035	39		28
0.510% due 03/25/2035	1,203		931
0.530% due 03/25/2035	154		99
0.540% due 02/25/2035	14		12
0.970% due 09/25/2034	16		14
2.628% due 02/20/2036	635		488
2.909% due 05/25/2047	194		119
2.934% due 11/25/2034	39		36
3.026% due 08/25/2034	11		10
4.193% due 11/19/2033	39		39
5.750% due 12/25/2035	983		912
7.500% due 06/25/2035	1,925		1,919
Credit Suisse First Boston Mortgage Securities Corp.
2.687% due 08/25/2033	47		48
6.500% due 04/25/2033	2		2
Credit Suisse Mortgage Capital Trust
6.500% due 07/26/2036	198		100
Deutsche ALT-A Securities, Inc.
5.886% due 10/25/2036 ^	573		399
First Horizon Mortgage Pass-Through Trust
2.611% due 12/25/2033	17		17
6.250% due 08/25/2017	9		9
Greenpoint Mortgage Funding Trust
0.480% due 11/25/2045	14		10
GSR Mortgage Loan Trust
1.920% due 03/25/2033	24		24
2.660% due 09/25/2035	518		522
2.745% due 06/25/2034	12		12
Harborview Mortgage Loan Trust
0.400% due 01/19/2038	1,484		1,151
0.950% due 02/19/2034	3		3
1.015% due 12/19/2036	223		154
2.764% due 05/19/2033	46		46
Indymac Index Mortgage Loan Trust
4.787% due 09/25/2035	450		402
JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	23		23
JPMorgan Mortgage Trust
2.365% due 11/25/2033	20		21
2.904% due 01/25/2037	537		415
3.031% due 07/25/2035	253		261
3.095% due 07/25/2035	296		303
4.963% due 02/25/2035	25		25
Luminent Mortgage Trust
0.450% due 04/25/2036	761		448
MASTR Adjustable Rate Mortgages Trust
2.749% due 05/25/2034	988		976
MASTR Alternative Loans Trust
0.610% due 03/25/2036	63		12
MASTR Asset Securitization Trust
6.000% due 10/25/2036	225		225
Mellon Residential Funding Corp.
0.649% due 12/15/2030	16		16
Merrill Lynch Floating Trust
0.751% due 07/09/2021	644		641
Merrill Lynch Mortgage Investors Trust
1.760% due 10/25/2035	11,542		11,390
2.765% due 02/25/2036	131		119

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Merrill Lynch Mortgage Investors, Inc.
0.420% due 02/25/2036	$188	$	164
0.460% due 08/25/2036	36		34
2.482% due 02/25/2033	21		20
Merrill Lynch Mortgage-Backed Securities Trust
5.018% due 04/25/2037 ^	21		17
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049	300		342
Nomura Asset Acceptance Corp.
2.785% due 10/25/2035	32		28
Residential Accredit Loans, Inc. Trust
0.360% due 02/25/2047	221		123
0.390% due 06/25/2046	578		265
0.420% due 04/25/2046	244		115
6.000% due 12/25/2036	938		693
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035	347		331
RiverView HECM Trust
0.270% due 07/25/2047	2,022		1,759
Structured Adjustable Rate Mortgage Loan Trust
2.775% due 02/25/2034	26		27
2.824% due 04/25/2034	70		70
2.894% due 09/25/2034	71		72
3.095% due 09/25/2035	643		569
Structured Asset Mortgage Investments, Inc.
0.400% due 07/25/2046	660		442
0.420% due 05/25/2046	154		88
0.430% due 05/25/2036	671		445
0.430% due 09/25/2047	600		337
0.460% due 07/19/2035	510		501
0.490% due 02/25/2036	786		530
0.790% due 07/19/2034	7		7
0.910% due 03/19/2034	11		11
Structured Asset Securities Corp.
5.000% due 05/25/2035	1,857		1,887
Suntrust Alternative Loan Trust
0.860% due 12/25/2035	1,916		1,220
WaMu Mortgage Pass-Through Certificates
0.440% due 04/25/2045	5,709		5,370
0.480% due 12/25/2045	3,009		2,825
0.500% due 10/25/2045	4,491		4,291
0.520% due 01/25/2045	13		13
0.530% due 01/25/2045	13		13
0.866% due 02/25/2047	626		470
1.565% due 08/25/2042	9		9
2.129% due 01/25/2037 ^	53		41
2.261% due 02/27/2034	8		8
2.423% due 11/25/2036 ^	1,450		1,169
2.426% due 12/25/2036 ^	10		8
2.435% due 09/25/2033	1,568		1,605
2.454% due 06/25/2033	21		22
2.461% due 02/25/2033	191		192
2.487% due 12/25/2035	700		642
2.511% due 07/25/2046	300		274
2.569% due 03/25/2034	66		67
2.643% due 12/25/2036 ^	79		64
2.685% due 02/25/2037	630		505
2.697% due 09/25/2036	953		773
4.812% due 06/25/2037	147		121
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.106% due 07/25/2046 ^	101		49
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037	892		781
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 06/25/2034	2,967		3,010
2.627% due 03/25/2036	198		194
2.685% due 04/25/2036	41		42

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.695% due 02/25/2034	$3,132	$	3,109
4.500% due 11/25/2018	15		15

			94,145

MUNICIPAL BONDS & NOTES 4.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	400		359
Chicago Board of Education, Illinois General Obligation Bonds, (BABs), Series 2009
6.138% due 12/01/2039	3,100		3,497
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	1,400		1,701
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.300% due 06/01/2037	600		543
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	1,300		1,259
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	2,600		3,439
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	2,500		3,606
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.375% due 06/15/2043	2,700		3,186
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	100		8
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,085		2,472

			20,070

	SHARES
PREFERRED SECURITIES 0.1%
DG Funding Trust
2.829% due 01/30/2013 (c)	58		426
SLM Corp. CPI Linked Security
3.991% due 03/15/2017 (b)	500		12
4.041% due 01/16/2018 (b)	3,100		73

			511

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 11.1%
Fannie Mae
0.330% due 03/25/2034	$15	$	14
0.360% due 08/25/2034	9		9
0.410% due 10/27/2037	1,600		1,593
2.377% due 12/01/2034	11		11
2.423% due 10/01/2034	5		6
2.492% due 11/01/2034	92		99
3.000% due 01/01/2028	5,000		5,279
3.500% due 11/01/2025 - 01/01/2026	240		257
4.000% due 01/01/2043 - 02/01/2043	25,000		26,799
4.500% due 01/01/2043	18,000		19,449
5.500% due 05/01/2047	61		66
6.000% due 07/25/2044	46		51
Freddie Mac
0.439% due 02/15/2019	253		254
0.490% due 09/25/2031	36		34
0.709% due 04/15/2028	362		365
1.360% due 10/25/2044	76		76
2.335% due 02/01/2029	10		10
2.932% due 04/01/2037	85		91
6.000% due 04/15/2036	1,043		1,199
Ginnie Mae
1.625% due 11/20/2024	3		3
6.000% due 09/20/2038	92		99

			55,764

U.S. TREASURY OBLIGATIONS 5.5%
U.S. Treasury Inflation Protected Securities (b)
1.750% due 01/15/2028 (f)(g)(h)(i)	2,979		3,858
2.000% due 01/15/2026 (f)	1,410		1,849
2.375% due 01/15/2025 (f)	857		1,158
2.375% due 01/15/2027 (f)	1,491		2,056
2.500% due 01/15/2029 (e)(f)	1,602		2,284
3.875% due 04/15/2029 (f)	365		605
U.S. Treasury Notes
1.625% due 08/15/2022 (e)	3,000		2,977
1.750% due 05/15/2022 (f)(g)(i)	12,000		12,092
2.000% due 11/30/2013 (h)	528		537

			27,416

Total United States (Cost $302,991)			320,948

VIRGIN ISLANDS (BRITISH) 0.0%

CORPORATE BONDS & NOTES 0.0%
GTL Trade Finance, Inc.
7.250% due 10/20/2017	$200		232

Total Virgin Islands (British) (Cost $215)			232

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.0%

CERTIFICATES OF DEPOSIT 1.4%
Banco do Brasil S.A.
2.556% due 02/14/2014	$2,700	$	2,699
Itau Unibanco Holding S.A.
0.000% due 10/31/2013	1,900		1,878
2.474% due 03/26/2013	2,700		2,689

			7,266

COMMERCIAL PAPER 0.6%
Daimler Finance North America LLC
1.070% due 10/15/2013	2,800		2,782

REPURCHASE AGREEMENTS 0.3%
JPMorgan Securities, Inc.
0.250% due 01/02/2013	600		600
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 2.375% due 10/31/2014 valued at $613. Repurchase proceeds are $600.)
State Street Bank and Trust Co.
0.010% due 01/02/2013	899		899
(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $919. Repurchase proceeds are $899.)

			1,499

U.S. TREASURY BILLS 0.7%
0.155% due 03/28/2013 - 12/12/2013 (a)(g)(h)(i)	3,634		3,631

Total Short-Term Instruments (Cost $15,163)			15,178

PURCHASED OPTIONS (k) 0.0%
(Cost $653)			85

Total Investments 114.4% (Cost $544,030)		$	574,927

Written Options (l) (0.0%) (Premiums $984)			(160)

Other Assets and Liabilities (Net) (14.4%)			(72,020)

Net Assets 100.0%		$	502,747

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $25,171 at a weighted average interest rate of 0.205%.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(e)	Securities with an aggregate market value of $3,285 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BPG	0.340%	11/30/2012	01/03/2013	$312	$(312)
JPS	0.310%	12/17/2012	01/04/2013	3,008	(3,008)

					$(3,320)

(f)	Securities with an aggregate market value of $22,665 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BRC	0.340%	12/03/2012	01/03/2013	$ 2,100	$(2,100)
	0.360%	12/18/2012	01/18/2013	614	(614)
	0.363%	12/17/2012	01/15/2013	1,179	(1,169)
	0.363%	12/17/2012	01/18/2013	2,346	(2,327)
GSC	0.350%	12/18/2012	01/11/2013	6,757	(6,761)
TDM	0.250%	07/25/2012	01/14/2013	1,429	(1,432)
UAG	0.450%	12/19/2012	02/15/2013	GBP 5,181	(8,452)

					$(22,855)

(1)	Payable for Sale-Buyback Financing Transactions includes $32 of deferred price drop on sale-buyback financing transactions.

(g)	Securities with an aggregate market value of $655 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bund 10-Year Bond March Futures	Long	03/2013	100	$117
Japan Government 10-Year Bond March Futures	Long	03/2013	17	(145)
United Kingdom Government 10-Year Gilt March Futures	Long	03/2013	43	26

				$(2)

(h)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $3,088 and cash of $28 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Market Value (6)	Unrealized (Depreciation)
CDX.HY-19 5-Year Index	(5.000%	)	12/20/2017	$	6,200	$(35)	$(43)
CDX.IG-16 5-Year Index	(1.000%	)	06/20/2016		8,200	(94)	(189)

						$(129)	$(232)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month CAD-Bank Bill	3.000%	06/15/2022	CAD	12,500	$148	$76
Receive	3-Month USD-LIBOR	1.500%	01/04/2018	$	24,200	(51)	23
Pay	3-Month USD-LIBOR	3.000%	06/20/2022		20,900	286	(72)
Receive	3-Month USD-LIBOR	1.750%	12/19/2022		6,100	32	(8)
Receive	3-Month USD-LIBOR	2.500%	12/19/2042		16,700	1,023	1,077
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023	AUD	23,000	265	395
Pay	6-Month EUR-EURIBOR	3.250%	09/21/2021	EUR	5,100	382	307

						$2,085	$1,798

(i)	Securities with an aggregate market value of $3,837 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

(j)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Altria Group, Inc.	DUB	(1.455%	)	03/20/2019	0.860%	$	1,000	$(36)	$0	$(36)
Boston Scientific Corp.	MYC	(1.000%	)	06/20/2014	0.300%		1,500	(16)	7	(23)
Boston Scientific Corp.	UAG	(2.060%	)	06/20/2016	0.721%		200	(9)	0	(9)
Capital One Financial Corp.	JPM	(1.000%	)	06/20/2014	0.394%		5,900	(55)	266	(321)
CenturyLink, Inc.	JPM	(1.000%	)	06/20/2017	1.926%		4,700	185	(3)	188
Citigroup, Inc.	BOA	(5.000%	)	06/20/2013	0.451%		100	(3)	2	(5)
Citigroup, Inc.	BOA	(0.940%	)	06/20/2018	1.349%		2,000	42	0	42
Citigroup, Inc.	DUB	(5.000%	)	06/20/2013	0.452%	EUR	6,600	(205)	247	(452)
Citigroup, Inc.	DUB	(1.000%	)	09/20/2019	1.431%	$	1,000	26	63	(37)
Cleveland Electric Illuminating Co.	RYL	(0.940%	)	06/20/2017	1.112%		1,000	7	0	7
Credit Agricole S.A.	CBK	(1.000%	)	12/20/2016	1.197%	EUR	1,300	13	128	(115)
Credit Agricole S.A.	GST	(1.000%	)	12/20/2016	1.197%		800	8	81	(73)
Cytec Industries, Inc.	JPM	(1.000%	)	09/20/2013	0.189%	$	2,000	(13)	46	(59)
D.R. Horton, Inc.	DUB	(1.000%	)	06/20/2016	1.281%		4,500	42	472	(430)
JPMorgan Chase & Co.	FBF	(0.760%	)	12/20/2017	0.876%		1,000	5	0	5
KB Home	DUB	(5.000%	)	03/20/2015	1.576%		1,200	(92)	(93)	1
Lafarge S.A.	BOA	(1.690%	)	09/20/2016	1.783%		2,000	6	0	6
Limited Brands, Inc.	JPM	(2.850%	)	09/20/2017	2.131%		1,000	(33)	0	(33)
Marsh & McLennan Cos., Inc.	DUB	(0.670%	)	09/20/2014	0.154%		1,000	(9)	0	(9)
Marsh & McLennan Cos., Inc.	DUB	(0.590%	)	09/20/2014	0.154%		1,000	(8)	0	(8)
Masco Corp.	FBF	(0.907%	)	12/20/2016	1.689%		200	6	0	6
Mohawk Industries, Inc.	UAG	(1.550%	)	03/20/2016	0.847%		1,000	(24)	0	(24)
Nationwide Health Properties, Inc.	JPM	(1.990%	)	06/20/2015	0.720%		500	(16)	0	(16)
Rio Tinto Alcan, Inc.	BRC	(1.740%	)	06/20/2015	0.335%		1,000	(35)	0	(35)
Springleaf Finance Corp.	BOA	(1.370%	)	12/20/2017	7.533%		100	23	0	23
UBS AG	BOA	(2.280%	)	06/20/2018	0.983%		1,300	(90)	0	(90)
UBS AG	BRC	(2.250%	)	03/20/2014	0.098%	EUR	800	(29)	0	(29)
UBS AG	DUB	(1.000%	)	12/20/2017	0.901%	$	8,000	(41)	40	(81)
UST LLC	GST	(0.720%	)	03/20/2018	0.308%		1,000	(22)	0	(22)
Vivendi S.A.	BPS	(1.820%	)	06/20/2013	0.228%		300	(2)	0	(2)
Vivendi S.A.	BPS	(1.780%	)	06/20/2013	0.228%		300	(2)	0	(2)
Vivendi S.A.	BPS	(1.743%	)	06/20/2013	0.228%		300	(2)	0	(2)
Vivendi S.A.	DUB	(1.500%	)	06/20/2018	1.492%		100	0	0	0
WPP Ltd.	BRC	(3.750%	)	06/20/2017	0.813%	GBP	1,000	(210)	0	(210)

								$(589)	$1,256	$(1,845)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
BP Capital Markets America, Inc.	BRC	1.000%	06/20/2015	0.275%	EUR	100	$2	$(15)	$17
BP Capital Markets America, Inc.	FBF	5.000%	06/20/2015	0.275%	$	500	60	8	52
BP Capital Markets America, Inc.	GST	5.000%	06/20/2015	0.275%		1,100	130	9	121
BP Capital Markets America, Inc.	GST	5.000%	09/20/2015	0.310%		200	26	3	23
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	0.275%		300	36	2	34
Brazil Government International Bond	CBK	1.000%	03/20/2016	0.715%		4,200	40	(40)	80
China Government International Bond	BRC	0.850%	12/20/2014	0.206%		1,600	21	0	21
China Government International Bond	JPM	0.820%	12/20/2014	0.206%		300	4	0	4
China Government International Bond	RYL	0.810%	12/20/2014	0.206%		2,400	29	0	29
China Government International Bond	RYL	0.815%	12/20/2014	0.206%		1,000	12	0	12
Dell, Inc.	GST	1.000%	12/20/2017	2.226%		700	(40)	(53)	13
Italy Government International Bond	BOA	1.000%	06/20/2017	2.181%	EUR	16,400	(1,065)	(3,164)	2,099
Italy Government International Bond	BRC	1.000%	06/20/2017	2.181%		5,000	(325)	(950)	625
Lloyds TSB Bank PLC	DUB	3.000%	09/20/2017	1.209%		600	66	6	60
Lloyds TSB Bank PLC	MYC	3.000%	09/20/2017	1.209%		2,000	221	18	203

							$(783)	$(4,176)	$3,393

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Market Value (6)	Premiums Paid	Unrealized (Depreciation)
iTraxx Europe 15 Index 9-12%	MYC	(1.000%	)	06/20/2016	EUR	14,400	$534	$2,810	$(2,276)
iTraxx Europe Crossover 17 Index	CBK	(5.000%	)	06/20/2017		6,800	(310)	313	(623)
iTraxx Europe Crossover 17 Index	DUB	(5.000%	)	06/20/2017		4,400	(200)	439	(639)
iTraxx Europe Crossover 17 Index	FBF	(5.000%	)	06/20/2017		3,900	(178)	195	(373)
iTraxx Europe Crossover 18 Index	BRC	(5.000%	)	12/20/2017		13,600	(158)	125	(283)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Credit Default Swaps on Credit Indices - Buy Protection (2) (Cont.)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Market Value (6)	Premiums Paid	Unrealized (Depreciation)
iTraxx Europe Crossover 18 Index	HUS	(5.000%	)	12/20/2017	EUR	10,500	$(122)	$200	$(322)
iTraxx Europe Crossover 18 Index	MYC	(5.000%	)	12/20/2017		31,250	(363)	1,152	(1,515)

							$(797)	$5,234	$(6,031)

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)		Market Value (6)	Premiums (Received)	Unrealized (Depreciation)
ABX.HE.AA.6-1 Index	FBF	0.320%	07/25/2045	$	473	$(172)	$(142)	$(30)
ABX.HE.AAA.6-2 Index	DUB	0.110%	05/25/2046		467	(157)	(143)	(14)

						$(329)	$(285)	$(44)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.783%	07/10/2016	GLM	$	22,200	$36	$5	$31
Pay	1-Month GBP-United Kingdom RPI Index	3.275%	05/19/2016	BRC	GBP	3,800	143	0	143
Pay	1-Year BRL-CDI	10.135%	01/02/2015	HUS	BRL	103,500	2,597	23	2,574
Pay	1-Year BRL-CDI	10.140%	01/02/2015	DUB		16,800	422	5	417
Pay	6-Month AUD-BBR-BBSW	4.750%	06/15/2022	BRC	AUD	14,500	1,195	(82)	1,277
Pay	6-Month AUD-BBR-BBSW	4.750%	06/15/2022	CBK		4,100	338	(30)	368
Pay	6-Month AUD-BBR-BBSW	4.750%	06/15/2022	DUB		4,300	355	(23)	378
Pay	6-Month AUD-BBR-BBSW	4.750%	06/15/2022	JPM		400	33	(2)	35
Pay	6-Month AUD-BBR-BBSW	4.750%	06/15/2022	UAG		2,200	182	(12)	194
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	FBF	JPY	1,880,000	1,512	512	1,000
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	RYL		1,150,000	925	313	612

							$7,738	$709	$7,029

(k)	Purchased options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 25-Year Interest Rate Swap (Effective 1/16/2018)	GLM	3-Month USD-LIBOR	Receive	3.750%	01/14/2013	$	4,500	$169	$1
Put - OTC 25-Year Interest Rate Swap (Effective 1/16/2018)	RYL	3-Month USD-LIBOR	Receive	3.750%	01/14/2013		8,800	372	2
Call - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.500%	03/18/2013		5,200	47	34
Put - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	3.100%	03/18/2013		5,200	65	48

								$653	$85

(l)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	0.800%	03/18/2013	$	11,600	$9	$(18)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		11,600	22	(10)
Call - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.800%	03/18/2013		54,400	60	(84)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.200%	03/18/2013	$	54,400	$95	$(48)
Put - OTC 5-Year Interest Rate Swap (Effective 1/16/2018)	GLM	3-Month USD-LIBOR	Pay	3.750%	01/14/2013		17,000	211	0
Put - OTC 5-Year Interest Rate Swap (Effective 1/16/2018)	RYL	3-Month USD-LIBOR	Pay	3.750%	01/14/2013		33,200	456	0
Put - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	10.000%	07/01/2014	EUR	17,100	131	0

								$984	$(160)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2011	0	$64,900	EUR	17,100	$913
Sales	81	271,600		0	1,398
Closing Buys	(49)	(111,000)		0	(1,011)
Expirations	0	0		0	0
Exercised	(32)	(43,300)		0	(316)

Balance at 12/31/2012	0	$182,200	EUR	17,100	$984

(m)	Short sales outstanding as of December 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	02/01/2043	$9,000	$9,737	$(9,751)
Fannie Mae	5.500%	01/01/2043	18,000	19,549	(19,558)
Fannie Mae	5.500%	02/01/2043	20,000	21,694	(21,741)

				$50,980	$(51,050)

(n)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	6,266	$	6,542	BRC	$48	$0	$48
01/2013	EUR	8,325		10,737	BPS	0	(252)	(252)
01/2013		1,056		1,400	BRC	6	0	6
01/2013		561		724	CBK	0	(16)	(16)
01/2013		5,651		7,315	FBF	0	(145)	(145)
01/2013		213		279	JPM	0	(2)	(2)
01/2013		5,944		7,773	UAG	0	(74)	(74)
01/2013	MYR	23,628		7,694	DUB	0	(33)	(33)
01/2013		7,442		2,422	UAG	0	(11)	(11)
01/2013	SGD	6,195		5,058	UAG	0	(13)	(13)
01/2013	$	135	AUD	129	HUS	0	(1)	(1)
01/2013		12,788	EUR	9,971	BPS	375	0	375
01/2013		430		332	BRC	8	0	8
01/2013		11,663		9,041	CBK	272	0	272
01/2013		256		197	GLM	5	0	5
01/2013		533		403	JPM	0	(1)	(1)
01/2013		14	IDR	132,847	MSC	0	0	0
01/2013		38,941	JPY	3,261,535	BPS	0	(1,287)	(1,287)
01/2013		33,036		2,756,591	FBF	0	(1,213)	(1,213)
01/2013		19,455		1,630,767	GLM	0	(628)	(628)
01/2013		35,747		2,984,885	JPM	0	(1,289)	(1,289)
01/2013		19,430		1,630,768	UAG	0	(603)	(603)
01/2013		10,125	MYR	31,196	UAG	76	0	76
01/2013		5,056	SGD	6,231	UAG	45	0	45
01/2013		11	ZAR	97	JPM	0	0	0
02/2013	BRL	5,857	$	2,782	JPM	0	(67)	(67)
02/2013	DKK	2,353		405	DUB	0	(12)	(12)
02/2013	$	93	BRL	192	HUS	0	0	0
02/2013		341	CNY	2,199	DUB	9	0	9
02/2013		3,620		22,752	JPM	1	(4)	(3)
02/2013		3,136	DKK	18,263	RBC	98	0	98
02/2013		2,054	SEK	13,900	HUS	81	0	81
03/2013	CAD	63	$	64	BRC	0	0	0
03/2013	GBP	4,388		7,066	BOA	0	(61)	(61)
03/2013		54		87	BRC	0	0	0
03/2013		4,365		6,991	JPM	0	(98)	(98)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
03/2013	PHP	1,621	$	39	CBK	$0	$(1)	$(1)
03/2013	$	8,415	CAD	8,310	RBC	0	(75)	(75)
03/2013		8,388	GBP	5,180	MSC	25	0	25
04/2013	MXN	14,070	$	1,062	DUB	0	(17)	(17)
04/2013		89,985		6,938	MSC	34	0	34
04/2013	$	239	MXN	3,129	JPM	1	0	1
08/2013	CNY	10,289	$	1,659	UAG	31	0	31
08/2013	$	4	CNY	28	DUB	0	0	0
11/2013		51		323	JPM	0	0	0
01/2015		1,600		9,648	DUB	0	(96)	(96)
09/2015	CNY	2,378	$	400	JPM	32	0	32
09/2015	$	4,600	CNY	29,440	RYL	0	(35)	(35)
04/2016		500		2,965	DUB	0	(43)	(43)
04/2016		1,830		10,861	JPM	0	(155)	(155)

						$1,147	$(6,232)	$(5,085)

(o)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Australia
Mortgage-Backed Securities	$0	$1,415	$0	$1,415
Brazil
Corporate Bonds & Notes	0	19,586	0	19,586
Sovereign Issues	0	7,575	0	7,575
Canada
Corporate Bonds & Notes	0	1,094	0	1,094
Cayman Islands
Asset-Backed Securities	0	11,043	0	11,043
France
Corporate Bonds & Notes	0	118	0	118
Germany
Corporate Bonds & Notes	0	5,348	0	5,348
Sovereign Issues	0	1,521	0	1,521
Guernsey, Channel Islands
Corporate Bonds & Notes	0	0	418	418
Italy
Asset-Backed Securities	0	184	0	184
Sovereign Issues	0	9,351	0	9,351
Jersey, Channel Islands
Asset-Backed Securities	0	0	537	537
Luxembourg
Corporate Bonds & Notes	0	372	0	372
Mexico
Corporate Bonds & Notes	0	3,294	0	3,294
Sovereign Issues	0	7,721	0	7,721
Netherlands
Corporate Bonds & Notes	0	11,467	0	11,467
Sovereign Issues	0	64,649	0	64,649
Norway
Corporate Bonds & Notes	0	5,175	103	5,278
Qatar
Corporate Bonds & Notes	0	2,210	0	2,210
Sovereign Issues	0	3,376	0	3,376
South Korea
Corporate Bonds & Notes	0	4,067	0	4,067
Sovereign Issues	0	1,336	0	1,336
Spain
Sovereign Issues	0	10,234	0	10,234
Switzerland
Corporate Bonds & Notes	0	10,125	0	10,125

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
United Arab Emirates
Sovereign Issues	$0	$2,442	$0	$2,442
United Kingdom
Corporate Bonds & Notes	0	6,770	0	6,770
Sovereign Issues	0	46,953	0	46,953
United States
Asset-Backed Securities	0	29,916	0	29,916
Bank Loan Obligations	0	4,295	0	4,295
Corporate Bonds & Notes	0	86,516	2,315	88,831
Mortgage-Backed Securities	0	89,845	4,300	94,145
Municipal Bonds & Notes	0	20,070	0	20,070
Preferred Securities	85	0	426	511
U.S. Government Agencies	0	55,764	0	55,764
U.S. Treasury Obligations	0	27,416	0	27,416
Virgin Islands (British)
Corporate Bonds & Notes	0	232	0	232
Short-Term Instruments
Certificates of Deposit	0	7,266	0	7,266
Commercial Paper	0	2,782	0	2,782
Repurchase Agreements	0	1,499	0	1,499
U.S. Treasury Bills	0	3,631	0	3,631
Purchased Options
Interest Rate Contracts	0	85	0	85
	$85	$566,743	$8,099	$574,927

Short Sales, at value	$0	$(51,050)	$0	$(51,050)

Financial Derivative Instruments - Assets
Credit Contracts	0	3,671	0	3,671
Foreign Exchange Contracts	0	1,147	0	1,147
Interest Rate Contracts	143	8,907	0	9,050
	$143	$13,725	$0	$13,868

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(8,430)	0	(8,430)
Foreign Exchange Contracts	0	(6,232)	0	(6,232)
Interest Rate Contracts	(145)	(240)	0	(385)
	$(145)	$(14,902)	$0	$(15,047)

Totals	$83	$514,516	$8,099	$522,698

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (2)
Investments, at value
Brazil
Corporate Bonds & Notes	$2,376	$0	$0	$0	$0	$19	$0	$(2,395)	$0	$0
Guernsey, Channel Islands
Corporate Bonds & Notes	0	400	0	0	0	18	0	0	418	18
Jersey, Channel Islands
Asset-Backed Securities	2,428	0	(1,912)	(1)	(65)	87	0	0	537	15
Norway
Corporate Bonds & Notes	0	104	0	0	0	(1)	0	0	103	(1)
United States
Corporate Bonds & Notes	2,493	0	(256)	(4)	(4)	86	0	0	2,315	108
Mortgage-Backed Securities	4,669	0	(470)	5	29	67	0	0	4,300	50
Preferred Securities	435	0	0	0	0	(9)	0	0	426	(9)

Totals	$12,401	$504	$(2,638)	$0	$(40)	$267	$0	$(2,395)	$8,099	$181

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Guernsey, Channel Islands
Corporate Bonds & Notes	$418	Third Party Vendor	Broker Quote	104.50
Jersey, Channel Islands
Asset-Backed Securities	537	Benchmark Pricing	Base Price	100.22
Norway
Corporate Bonds & Notes	103	Benchmark Pricing	Base Price	99.97
United States
Corporate Bonds & Notes	2,315	Third Party Vendor	Broker Quote	115.12-115.75
Mortgage-Backed Securities	4,300	Third Party Vendor	Broker Quote	87.00-94.18
Preferred Securities	426	Benchmark Pricing	Base Price	$ 7,393.89

Total	$8,099

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$85	$85
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	346	346
Unrealized appreciation on foreign currency contracts	0	0	0	1,147	0	1,147
Unrealized appreciation on OTC swap agreements	0	3,671	0	0	7,029	10,700

	$0	$3,671	$0	$1,147	$7,460	$12,278

Liabilities:
Written options outstanding	$0	$0	$0	$0	$160	$160
Variation margin payable on financial derivative instruments (2)	0	34	0	0	0	34
Unrealized depreciation on foreign currency contracts	0	0	0	6,232	0	6,232
Unrealized depreciation on OTC swap agreements	0	8,198	0	0	0	8,198

	$0	$8,232	$0	$6,232	$160	$14,624

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(542)	$(542)
Net realized gain on futures contracts	0	0	0	0	3,172	3,172
Net realized gain on written options	0	0	0	0	1,007	1,007
Net realized gain (loss) on swaps	0	(13,815)	0	0	10,448	(3,367)
Net realized (loss) on foreign currency transactions	0	0	0	(17,739)	0	(17,739)

	$0	$(13,815)	$0	$(17,739)	$14,085	$(17,469)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(368)	$(368)
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(1,871)	(1,871)
Net change in unrealized appreciation on written options	0	0	0	0	250	250
Net change in unrealized (depreciation) on swaps	0	(2,897)	0	0	(158)	(3,055)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(2,287)	0	(2,287)

	$0	$(2,897)	$0	$(2,287)	$(2,147)	$(7,331)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(2) and open centrally cleared swaps cumulative appreciation/(depreciation) of $1,566 as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(1,148)	$1,102	$(46)
BPS	(1,172)	687	(485)
BRC	668	(510)	158
CBK	336	(290)	46
DUB	(27)	97	70
FBF	(153)	(60)	(213)
GLM	(587)	489	(98)
GST	103	(130)	(27)
HUS	2,554	(2,390)	164
JPM	(1,574)	1,157	(417)
MSC	59	(335)	(276)
MYC	458	(2,535)	(2,077)
RBC	23	0	23
RYL	941	(1,010)	(69)
UAG	(401)	305	(96)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can

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be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”

or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

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Notes to Financial Statements (Cont.)

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued

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based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

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Notes to Financial Statements (Cont.)

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit

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spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor

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Notes to Financial Statements (Cont.)

sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor

(“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related

ANNUAL REPORT	DECEMBER 31, 2012	33

Notes to Financial Statements (Cont.)

expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the

Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,669,564	$1,627,795	$242,913	$176,246

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	148	$2,084	328	$4,668
Administrative Class	7,454	105,565	13,186	184,171
Advisor Class	690	9,885	1,257	17,654
Issued as reinvestment of distributions
Institutional Class	36	494	24	336
Administrative Class	2,400	33,330	1,554	21,641
Advisor Class	209	2,901	145	2,023
Cost of shares redeemed
Institutional Class	(260)	(3,636)	(173)	(2,456)
Administrative Class	(8,036)	(114,581)	(18,851)	(264,807)
Advisor Class	(1,067)	(15,304)	(955)	(13,519)
Net increase (decrease) resulting from Portfolio share transactions	1,574	$20,738	(3,485)	$(50,289)

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 83% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 27% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$2,299	$2,281	$37,092	$(5,241)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated capital losses.

ANNUAL REPORT	DECEMBER 31, 2012	35

Notes to Financial Statements (Cont.)

December 31, 2012

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$544,102	$35,353	$(4,529)	$30,824

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$28,765	$7,961	$—
12/31/2011	$23,467	$561	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MSC	Morgan Stanley & Co., Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	PHP	Philippine Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	RPI	Retail Price Index
CDX.HY	Credit Derivatives Index - High Yield	CPI	Consumer Price Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap
BBR	Bank Bill Rate	CLO	Collateralized Loan Obligation

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.06%

For the current year pursuant to IRC Section 852(b)(3)(C)(v), the Fund designates an increase in net capital gain in the amount of $1,276,360 arising from determinations under Section 860(e) relating to prior years.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.
4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT29AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Global Bond Portfolio (Unhedged)

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

United States	55.8%
Netherlands	13.2%
United Kingdom	9.4%
Brazil	4.7%
Short-Term Instruments	2.7%
Other	14.2%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	Class Inception (10/31/2006)
PIMCO Global Bond Portfolio (Unhedged) Advisor Class	6.85%	8.17%	8.22%
JPMorgan GBI Global FX NY Index Unhedged in USD±	1.40%	5.71%	6.46%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.00% for Advisor Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,026.60	$1,020.06
Expenses Paid During Period†	$5.15	$5.13
Net Annualized Expense Ratio	1.01%	1.01%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	Positions in non-Agency mortgage-backed securities (“MBS”) contributed to performance as the prices of these securities appreciated during the reporting period.

»	An overweight to financial credits contributed to performance as spreads for this sector tightened over the reporting period.

»	An overweight to emerging markets external debt contributed to performance as spreads tightened over the reporting period.

»	An overweight to duration (or sensitivity to changes in market interest rates) in Brazil contributed to performance as local rates declined and income from carry also added to performance.

»	An overweight to duration in Australia contributed to performance as AUD-swap rates fell considerably over the reporting period.

»

An overweight to yield curve duration in the U.S., through an overweight to the ten-year U.S. Treasury rate and an underweight to the thirty-year U.S. Treasury rate, contributed to performance as the yield curve steepened with the ten-year rate falling and the thirty-year rate rising.

»	Positions in credit default swaps (Buy Protection) tied to high-yield corporate debt in Europe detracted from performance as the credit premium for this sector fell over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Advisor Class
Net asset value beginning of year	$13.83	$13.49	$12.72	$12.25	$12.78
Net investment income (a)	0.41	0.47	0.44	0.46	0.49
Net realized/unrealized gain (loss)	0.53	0.53	1.01	1.59	(0.60)
Total income (loss) from investment operations	0.94	1.00	1.45	2.05	(0.11)
Dividends from net investment income	(0.22)	(0.35)	(0.35)	(0.39)	(0.42)
Distributions from net realized capital gains	(0.83)	(0.31)	(0.33)	(1.19)	0.00
Total distributions	(1.05)	(0.66)	(0.68)	(1.58)	(0.42)
Net asset value end of year	$13.72	$13.83	$13.49	$12.72	$12.25
Total return	6.85%	7.45%	11.53%	16.72%	(0.94)%
Net assets end of year (000s)	$39,269	$41,899	$34,823	$15,149	$3,645
Ratio of expenses to average net assets	1.01%	1.00%	1.01%	1.00%	1.12%
Ratio of expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	2.91%	3.38%	3.33%	3.55%	4.01%
Portfolio turnover rate	362%*	506%*	849%*	624%	661%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$573,428
Repurchase agreements, at value	1,499
Cash	1
Deposits with counterparty	28
Foreign currency, at value	1,703
Receivable for investments sold	93,387
OTC swap premiums paid	7,501
Variation margin receivable on financial derivative instruments	346
Unrealized appreciation on foreign currency contracts	1,147
Unrealized appreciation on OTC swap agreements	10,700
Receivable for Portfolio shares sold	4,126
Interest and dividends receivable	4,924
Other assets	32
698,822

Liabilities:
Payable for investments purchased	$93,533
Payable for reverse repurchase agreements	3,320
Payable for sale-buyback financing transactions	22,855
Payable for short sales	51,050
Written options outstanding	160
OTC swap premiums received	4,763
Variation margin payable on financial derivative instruments	34
Unrealized depreciation on foreign currency contracts	6,232
Unrealized depreciation on OTC swap agreements	8,198
Deposits from counterparty	4,985
Payable for Portfolio shares redeemed	575
Accrued investment advisory fees	102
Accrued supervisory and administrative fees	204
Accrued distribution fees	8
Accrued servicing fees	56
196,075

Net Assets	$502,747

Net Assets Consist of:
Paid in capital	$466,316
Undistributed net investment income	152
Accumulated undistributed net realized gain	5,564
Net unrealized appreciation	30,715
$502,747

Net Assets:
Institutional Class	$6,647
Administrative Class	456,831
Advisor Class	39,269

Shares Issued and Outstanding:
Institutional Class	485
Administrative Class	33,287
Advisor Class	2,861

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$13.72
Administrative Class	13.72
Advisor Class	13.72

Cost of Investments	$542,531
Cost of Repurchase Agreements	$1,499
Cost of Foreign Currency Held	$1,706
Proceeds Received on Short Sales	$50,980
Premiums Received on Written Options	$984

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$19,560
Dividends	20
Miscellaneous income	1
Total Income	19,581

Expenses:
Investment advisory fees	1,250
Supervisory and administrative fees	2,499
Servicing fees – Administrative Class	690
Distribution and/or servicing fees – Advisor Class	102
Trustees’ fees	3
Interest expense	62
Total Expenses	4,606

Net Investment Income	14,975

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	9,812
Net realized gain on futures contracts	3,172
Net realized gain on written options	1,007
Net realized (loss) on swaps	(3,367)
Net realized (loss) on foreign currency transactions	(16,569)
Net change in unrealized appreciation on investments	31,642
Net change in unrealized (depreciation) on futures contracts	(1,871)
Net change in unrealized appreciation on written options	250
Net change in unrealized (depreciation) on swaps	(3,055)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,173)
Net Gain	18,848

Net Increase in Net Assets Resulting from Operations	$33,823

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$14,975	$17,954
Net realized gain (loss)	(5,945)	35,902
Net change in unrealized appreciation (depreciation)	24,793	(14,455)
Net increase resulting from operations	33,823	39,401

Distributions to Shareholders:
From net investment income
Institutional Class	(117)	(169)
Administrative Class	(7,399)	(12,017)
Advisor Class	(633)	(1,058)
From net realized capital gains
Institutional Class	(377)	(167)
Administrative Class	(25,931)	(9,652)
Advisor Class	(2,268)	(965)

Total Distributions	(36,725)	(24,028)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	20,738	(50,289)

Total Increase (Decrease) in Net Assets	17,836	(34,916)

Net Assets:
Beginning of year	484,911	519,827
End of year*	$502,747	$484,911

*Including undistributed net investment income of:	$152	$22,418

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged)

December 31, 2012

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
AUSTRALIA 0.3%

MORTGAGE-BACKED SECURITIES 0.3%
Puma Finance Ltd.
0.452% due 02/21/2038		$190	$	187
3.547% due 08/22/2037	AUD	252		255
3.640% due 07/12/2036		69		70
Swan Trust
0.390% due 05/12/2037		$235		232
3.420% due 05/12/2037	AUD	323		331
Torrens Trust
3.560% due 10/19/2038		333		340

Total Australia (Cost $1,336)				1,415

BRAZIL 5.4%

CORPORATE BONDS & NOTES 3.9%
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	1,900		2,677
Banco Santander Brasil S.A.
2.408% due 03/18/2014		$3,700		3,688
4.250% due 01/14/2016		200		209
4.500% due 04/06/2015		1,500		1,560
Banco Votorantim Ltd.
3.310% due 03/28/2014		2,400		2,395
Banco Votorantim S.A.
5.250% due 02/11/2016		2,700		2,855
BM&FBovespa S.A.
5.500% due 07/16/2020		300		342
BRF Brasil Foods S.A.
5.875% due 06/06/2022		5,100		5,635
CSN Islands Corp.
6.875% due 09/21/2019		200		225

				19,586

SOVEREIGN ISSUES 1.5%
Brazil Government International Bond
4.875% due 01/22/2021		1,100		1,331
8.250% due 01/20/2034		3,700		6,244

				7,575

Total Brazil (Cost $24,973)				27,161

CANADA 0.2%

CORPORATE BONDS & NOTES 0.2%
Rio Tinto Alcan, Inc.
5.000% due 06/01/2015		$1,000		1,094

Total Canada (Cost $922)				1,094

CAYMAN ISLANDS 2.2%

ASSET-BACKED SECURITIES 2.2%
ARES CLO Ltd.
0.942% due 11/25/2020		$5,000		4,947
Avenue CLO Fund Ltd.
0.660% due 02/15/2017		2,405		2,396
Black Diamond CLO Delaware Corp.
0.559% due 06/20/2017		13		12
BlueMountain CLO Ltd.
0.548% due 11/15/2017		480		477
Kingsland Ltd.
0.560% due 06/13/2019		2,403		2,391
Landmark CDO Ltd.
0.611% due 06/01/2017		730		722
0.890% due 01/15/2016		98		98

Total Cayman Islands (Cost $10,944)				11,043

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
FRANCE 0.0%

CORPORATE BONDS & NOTES 0.0%
Vivendi S.A.
6.625% due 04/04/2018		$100	$	118

Total France (Cost $100)				118

GERMANY 1.4%

CORPORATE BONDS & NOTES 1.1%
KFW
4.250% due 07/04/2014	EUR	2,200		3,085
6.250% due 05/19/2021	AUD	1,900		2,263

				5,348

SOVEREIGN ISSUES 0.3%
Free State of Bavaria
3.500% due 01/27/2016	EUR	1,049		1,521

Total Germany (Cost $6,496)				6,869

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$400		418

Total Guernsey, Channel Islands (Cost $400)				418

ITALY 1.9%

ASSET-BACKED SECURITIES 0.0%
Locat Securitisation Vehicle SRL
0.343% due 12/12/2028	EUR	143		184

SOVEREIGN ISSUES 1.9%
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (b)		2,685		3,369
4.000% due 02/01/2037		5,200		5,982

				9,351

Total Italy (Cost $8,805)				9,535

JERSEY, CHANNEL ISLANDS 0.1%

ASSET-BACKED SECURITIES 0.1%
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	407		537

Total Jersey, Channel Islands (Cost $543)				537

LUXEMBOURG 0.1%

CORPORATE BONDS & NOTES 0.1%
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018		$300		372

Total Luxembourg (Cost $300)				372

MEXICO 2.2%

CORPORATE BONDS & NOTES 0.7%
America Movil S.A.B. de C.V.
3.625% due 03/30/2015		$2,000		2,131
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		1,100		1,163

				3,294

SOVEREIGN ISSUES 1.5%
Mexico Government International Bond
10.000% due 12/05/2024	MXN	71,200		7,721

Total Mexico (Cost $10,671)				11,015

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
NETHERLANDS 15.2%

CORPORATE BONDS & NOTES 2.3%
Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	7,600	$	10,484
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014		$500		549
Waha Aerospace BV
3.925% due 07/28/2020		400		434

				11,467

SOVEREIGN ISSUES 12.9%
Netherlands Government Bond
0.750% due 04/15/2015	EUR	11,200		15,011
2.500% due 01/15/2017		17,900		25,680
4.000% due 07/15/2016		7,800		11,665
4.000% due 07/15/2018		7,600		11,820
4.000% due 07/15/2019		300		473

				64,649

Total Netherlands (Cost $73,749)				76,116

NORWAY 1.0%

CORPORATE BONDS & NOTES 1.0%
DNB Bank ASA
3.200% due 04/03/2017		$2,700		2,878
Eksportfinans ASA
0.553% due 04/05/2013		100		99
1.600% due 03/20/2014	JPY	1,000		11
1.875% due 04/02/2013		$300		300
2.000% due 09/15/2015		800		766
2.375% due 05/25/2016		200		191
3.000% due 11/17/2014		200		198
5.160% due 02/12/2013	AUD	100		103
5.500% due 05/25/2016		$500		521
5.500% due 06/26/2017		200		211

Total Norway (Cost $5,024)				5,278

QATAR 1.1%

CORPORATE BONDS & NOTES 0.4%
Qatari Diar Finance QSC
3.500% due 07/21/2015		$2,100		2,210

SOVEREIGN ISSUES 0.7%
Qatar Government International Bond
4.000% due 01/20/2015		3,200		3,376

Total Qatar (Cost $5,413)				5,586

SOUTH KOREA 1.1%

CORPORATE BONDS & NOTES 0.8%
Export-Import Bank of Korea
4.125% due 09/09/2015		$500		540
5.750% due 05/22/2013	EUR	500		674
5.875% due 01/14/2015		$2,600		2,853

				4,067

SOVEREIGN ISSUES 0.3%
Republic of Korea
4.875% due 09/22/2014		200		214
5.750% due 04/16/2014		200		212
7.125% due 04/16/2019		700		910

				1,336

Total South Korea (Cost $5,209)				5,403

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SPAIN 2.0%

SOVEREIGN ISSUES 2.0%
Autonomous Community of Madrid Spain
4.200% due 09/24/2014	EUR	3,300	$	4,250
4.305% due 03/06/2014		2,200		2,910
Spain Government International Bond
4.200% due 01/31/2037		2,900		3,074

Total Spain (Cost $9,415)				10,234

SWITZERLAND 2.0%

CORPORATE BONDS & NOTES 2.0%
UBS AG
5.875% due 12/20/2017		$8,500		10,125

Total Switzerland (Cost $8,682)				10,125

UNITED ARAB EMIRATES 0.5%

SOVEREIGN ISSUES 0.5%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019		$1,900		2,442

Total United Arab Emirates (Cost $2,055)				2,442

UNITED KINGDOM 10.6%

CORPORATE BONDS & NOTES 1.3%
Bradford & Bingley PLC
4.250% due 05/04/2016	EUR	1,900		2,793
HBOS PLC
6.750% due 05/21/2018		$800		865
LBG Capital PLC
8.500% due 12/17/2021 (c)		1,200		1,251
WPP Ltd.
6.000% due 04/04/2017	GBP	1,000		1,861

				6,770

SOVEREIGN ISSUES 9.3%
United Kingdom Gilt
1.750% due 09/07/2022		400		646
3.750% due 09/07/2021		15,500		29,562
4.000% due 03/07/2022 (f)		8,600		16,745

				46,953

Total United Kingdom (Cost $49,971)				53,723

UNITED STATES 64.0%

ASSET-BACKED SECURITIES 6.0%
Ameriquest Mortgage Securities, Inc.
0.680% due 10/25/2035		$1,000		858
Amortizing Residential Collateral Trust
0.790% due 07/25/2032		1		1
0.910% due 10/25/2031		2		1
Carrington Mortgage Loan Trust
0.260% due 12/25/2036		101		98
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031		1,990		1,944
Countrywide Asset-Backed Certificates
0.610% due 08/25/2034		187		174
0.660% due 04/25/2036		1,000		584
Credit Suisse First Boston Mortgage Securities Corp.
0.830% due 01/25/2032		1		1
Credit-Based Asset Servicing and Securitization LLC
0.270% due 11/25/2036		28		13
Denver Arena Trust
6.940% due 11/15/2019		49		50

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
EMC Mortgage Loan Trust
0.660% due 05/25/2043		$548	$	468
Home Equity Mortgage Trust
5.500% due 01/25/2037		187		43
Illinois Student Assistance Commission
1.365% due 04/25/2022		4,507		4,566
JPMorgan Mortgage Acquisition Corp.
0.490% due 03/25/2047		1,632		822
Morgan Stanley ABS Capital
0.320% due 03/25/2037		1,453		674
0.460% due 08/25/2036		3,250		1,421
1.010% due 07/25/2037		1,800		1,713
SACO, Inc.
0.610% due 04/25/2035		9		7
Securitized Asset-Backed Receivables LLC
0.260% due 12/25/2036		11		5
SLC Student Loan Trust
0.758% due 06/15/2017		300		300
SLM Student Loan Trust
0.395% due 04/26/2021		585		585
0.435% due 01/27/2025		5,000		4,977
0.508% due 12/17/2018		55		56
0.815% due 10/25/2017		1,060		1,065
0.910% due 01/25/2029		4,198		4,257
South Carolina Student Loan Corp.
1.315% due 07/25/2025		5,100		5,181
Structured Asset Securities Corp.
0.610% due 05/25/2034		5		5
1.714% due 04/25/2035		26		25
Washington Mutual Asset-Backed Certificates Trust
0.270% due 10/25/2036		55		22

				29,916

BANK LOAN OBLIGATIONS 0.9%
HCA, Inc.
2.712% due 05/02/2016		912		913
Springleaf Financial Funding Co.
5.500% due 05/10/2017		1,800		1,793
Vodafone Americas Finance
6.875% due 08/17/2015		1,551		1,589

				4,295

CORPORATE BONDS & NOTES 17.7%
Ally Financial, Inc.
3.709% due 06/20/2014		1,100		1,131
6.750% due 12/01/2014		2,000		2,170
Altria Group, Inc.
9.250% due 08/06/2019		338		470
American Express Credit Corp.
5.875% due 05/02/2013		200		204
American International Group, Inc.
6.765% due 11/15/2017	GBP	588		1,130
8.000% due 05/22/2068	EUR	1,700		2,601
8.175% due 05/15/2068		$1,600		2,092
Bank of America Corp.
7.625% due 06/01/2019		3,900		4,993
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,000		1,202
7.250% due 02/01/2018		1,300		1,630
Boston Scientific Corp.
5.450% due 06/15/2014		1,500		1,595
6.400% due 06/15/2016		200		230
Capital One Financial Corp.
7.375% due 05/23/2014		5,900		6,420
CenturyLink, Inc.
6.000% due 04/01/2017		4,700		5,209

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CIT Group, Inc.
5.250% due 04/01/2014		$400	$	416
Citigroup, Inc.
0.593% due 11/05/2014		100		99
0.851% due 05/31/2017	EUR	100		123
1.458% due 11/30/2017		6,600		8,209
4.500% due 01/14/2022		$5,210		5,818
4.750% due 02/10/2019	EUR	200		256
6.125% due 05/15/2018		$500		600
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		1,000		1,130
Continental Airlines Pass-Through Trust
9.000% due 01/08/2018		1,115		1,290
Cytec Industries, Inc.
4.600% due 07/01/2013		2,000		2,026
D.R. Horton, Inc.
6.500% due 04/15/2016		4,500		5,017
Dragon LLC
1.972% due 03/12/2024		2,405		2,464
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020		100		122
Ford Motor Credit Co. LLC
7.000% due 10/01/2013		300		314
8.000% due 06/01/2014		1,800		1,963
8.700% due 10/01/2014		2,400		2,700
Goldman Sachs Group, Inc.
0.719% due 07/22/2015		500		491
0.843% due 01/12/2015		700		691
0.911% due 09/29/2014		800		797
3.700% due 08/01/2015		800		845
6.250% due 09/01/2017		500		590
International Lease Finance Corp.
6.750% due 09/01/2016		1,300		1,466
7.125% due 09/01/2018		1,200		1,398
JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	200		207
JPMorgan Chase Bank N.A.
0.871% due 05/31/2017	EUR	2,700		3,466
KB Home
5.875% due 01/15/2015		$1,200		1,266
Kraft Foods Group, Inc.
6.125% due 08/23/2018		500		613
Lehman Brothers Holdings, Inc.
1.000% due 01/24/2013 ^		1,000		239
1.000% due 05/02/2018 ^		800		194
Limited Brands, Inc.
6.900% due 07/15/2017		1,000		1,152
Masco Corp.
6.125% due 10/03/2016		200		221
Metropolitan Life Global Funding
5.125% due 04/10/2013		1,300		1,316
Mohawk Industries, Inc.
6.375% due 01/15/2016		1,000		1,130
Morgan Stanley
0.610% due 04/13/2016	EUR	700		880
0.820% due 10/15/2015		$1,000		970
Nationwide Health Properties, Inc.
6.000% due 05/20/2015		500		556
Penske Truck Leasing Co. LP
3.125% due 05/11/2015		800		817
3.750% due 05/11/2017		1,800		1,885
Puget Energy, Inc.
6.500% due 12/15/2020		1,200		1,354
Southwestern Energy Co.
4.100% due 03/15/2022		300		323
7.500% due 02/01/2018		100		123

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
UAL Pass-Through Trust
10.400% due 05/01/2018	$890	$	1,025
UST LLC
5.750% due 03/01/2018	1,000		1,192

			88,831

MORTGAGE-BACKED SECURITIES 18.7%
Adjustable Rate Mortgage Trust
3.111% due 09/25/2035	32		29
American Home Mortgage Assets LLC
0.400% due 05/25/2046	440		294
0.420% due 10/25/2046	585		368
Banc of America Funding Corp.
2.687% due 02/20/2036	614		611
5.888% due 04/25/2037	621		557
5.927% due 10/20/2046 ^	211		156
Banc of America Large Loan, Inc.
2.509% due 11/15/2015	2,472		2,473
Banc of America Mortgage Trust
3.090% due 05/25/2035	4,900		4,225
5.500% due 11/25/2035	788		788
BCAP LLC Trust
0.380% due 01/25/2037 ^	444		291
5.250% due 04/26/2037	2,698		2,541
Bear Stearns Adjustable Rate Mortgage Trust
2.240% due 08/25/2035	169		170
2.320% due 08/25/2035	4,994		5,072
2.570% due 03/25/2035	236		239
2.708% due 08/25/2033	24		24
2.795% due 02/25/2047	1,965		1,449
2.866% due 10/25/2033	25		25
3.078% due 03/25/2035	67		67
3.099% due 05/25/2047 ^	614		486
3.195% due 05/25/2034	19		18
3.233% due 05/25/2034	60		59
3.472% due 11/25/2034	17		17
Bear Stearns Alt-A Trust
1.210% due 09/25/2034	1,428		1,412
2.882% due 11/25/2035 ^	250		177
3.001% due 09/25/2035	205		162
5.433% due 08/25/2036 ^	328		226
Bear Stearns Structured Products, Inc.
2.829% due 12/26/2046	164		94
CC Funding Corp.
0.390% due 07/25/2036	143		113
Chase Mortgage Finance Corp.
2.912% due 12/25/2035	1,175		1,045
Citigroup Commercial Mortgage Trust
5.702% due 12/10/2049	400		465
Citigroup Mortgage Loan Trust, Inc.
2.270% due 09/25/2035	95		95
2.340% due 09/25/2035	95		93
2.530% due 10/25/2035	2,090		1,945
Countrywide Alternative Loan Trust
0.380% due 01/25/2037 ^	929		681
0.391% due 02/20/2047	352		213
0.406% due 12/20/2046	696		444
0.421% due 03/20/2046	213		141
0.421% due 07/20/2046 ^	530		262
0.490% due 02/25/2037	271		175
0.560% due 05/25/2037 ^	132		77
0.610% due 05/25/2036	1,946		1,248
1.510% due 10/25/2035	5,061		3,968
1.581% due 11/25/2035	56		39
2.121% due 11/25/2035	56		40
5.250% due 06/25/2035	45		40
5.376% due 08/25/2036	49		49

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.456% due 11/25/2035 ^	$501	$	343
6.000% due 08/25/2036 ^	1,543		1,270
6.000% due 04/25/2037 ^	108		80
6.000% due 02/25/2047	1,059		796
6.250% due 08/25/2037 ^	58		43
6.500% due 06/25/2036 ^	282		192
Countrywide Home Loan Mortgage Pass-Through Trust
0.440% due 05/25/2035	124		98
0.500% due 04/25/2035	39		28
0.510% due 03/25/2035	1,203		931
0.530% due 03/25/2035	154		99
0.540% due 02/25/2035	14		12
0.970% due 09/25/2034	16		14
2.628% due 02/20/2036	635		488
2.909% due 05/25/2047	194		119
2.934% due 11/25/2034	39		36
3.026% due 08/25/2034	11		10
4.193% due 11/19/2033	39		39
5.750% due 12/25/2035	983		912
7.500% due 06/25/2035	1,925		1,919
Credit Suisse First Boston Mortgage Securities Corp.
2.687% due 08/25/2033	47		48
6.500% due 04/25/2033	2		2
Credit Suisse Mortgage Capital Trust
6.500% due 07/26/2036	198		100
Deutsche ALT-A Securities, Inc.
5.886% due 10/25/2036 ^	573		399
First Horizon Mortgage Pass-Through Trust
2.611% due 12/25/2033	17		17
6.250% due 08/25/2017	9		9
Greenpoint Mortgage Funding Trust
0.480% due 11/25/2045	14		10
GSR Mortgage Loan Trust
1.920% due 03/25/2033	24		24
2.660% due 09/25/2035	518		522
2.745% due 06/25/2034	12		12
Harborview Mortgage Loan Trust
0.400% due 01/19/2038	1,484		1,151
0.950% due 02/19/2034	3		3
1.015% due 12/19/2036	223		154
2.764% due 05/19/2033	46		46
Indymac Index Mortgage Loan Trust
4.787% due 09/25/2035	450		402
JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	23		23
JPMorgan Mortgage Trust
2.365% due 11/25/2033	20		21
2.904% due 01/25/2037	537		415
3.031% due 07/25/2035	253		261
3.095% due 07/25/2035	296		303
4.963% due 02/25/2035	25		25
Luminent Mortgage Trust
0.450% due 04/25/2036	761		448
MASTR Adjustable Rate Mortgages Trust
2.749% due 05/25/2034	988		976
MASTR Alternative Loans Trust
0.610% due 03/25/2036	63		12
MASTR Asset Securitization Trust
6.000% due 10/25/2036	225		225
Mellon Residential Funding Corp.
0.649% due 12/15/2030	16		16
Merrill Lynch Floating Trust
0.751% due 07/09/2021	644		641
Merrill Lynch Mortgage Investors Trust
1.760% due 10/25/2035	11,542		11,390
2.765% due 02/25/2036	131		119

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Merrill Lynch Mortgage Investors, Inc.
0.420% due 02/25/2036	$188	$	164
0.460% due 08/25/2036	36		34
2.482% due 02/25/2033	21		20
Merrill Lynch Mortgage-Backed Securities Trust
5.018% due 04/25/2037 ^	21		17
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049	300		342
Nomura Asset Acceptance Corp.
2.785% due 10/25/2035	32		28
Residential Accredit Loans, Inc. Trust
0.360% due 02/25/2047	221		123
0.390% due 06/25/2046	578		265
0.420% due 04/25/2046	244		115
6.000% due 12/25/2036	938		693
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035	347		331
RiverView HECM Trust
0.270% due 07/25/2047	2,022		1,759
Structured Adjustable Rate Mortgage Loan Trust
2.775% due 02/25/2034	26		27
2.824% due 04/25/2034	70		70
2.894% due 09/25/2034	71		72
3.095% due 09/25/2035	643		569
Structured Asset Mortgage Investments, Inc.
0.400% due 07/25/2046	660		442
0.420% due 05/25/2046	154		88
0.430% due 05/25/2036	671		445
0.430% due 09/25/2047	600		337
0.460% due 07/19/2035	510		501
0.490% due 02/25/2036	786		530
0.790% due 07/19/2034	7		7
0.910% due 03/19/2034	11		11
Structured Asset Securities Corp.
5.000% due 05/25/2035	1,857		1,887
Suntrust Alternative Loan Trust
0.860% due 12/25/2035	1,916		1,220
WaMu Mortgage Pass-Through Certificates
0.440% due 04/25/2045	5,709		5,370
0.480% due 12/25/2045	3,009		2,825
0.500% due 10/25/2045	4,491		4,291
0.520% due 01/25/2045	13		13
0.530% due 01/25/2045	13		13
0.866% due 02/25/2047	626		470
1.565% due 08/25/2042	9		9
2.129% due 01/25/2037 ^	53		41
2.261% due 02/27/2034	8		8
2.423% due 11/25/2036 ^	1,450		1,169
2.426% due 12/25/2036 ^	10		8
2.435% due 09/25/2033	1,568		1,605
2.454% due 06/25/2033	21		22
2.461% due 02/25/2033	191		192
2.487% due 12/25/2035	700		642
2.511% due 07/25/2046	300		274
2.569% due 03/25/2034	66		67
2.643% due 12/25/2036 ^	79		64
2.685% due 02/25/2037	630		505
2.697% due 09/25/2036	953		773
4.812% due 06/25/2037	147		121
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.106% due 07/25/2046 ^	101		49
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037	892		781
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 06/25/2034	2,967		3,010
2.627% due 03/25/2036	198		194
2.685% due 04/25/2036	41		42

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.695% due 02/25/2034	$3,132	$	3,109
4.500% due 11/25/2018	15		15

			94,145

MUNICIPAL BONDS & NOTES 4.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	400		359
Chicago Board of Education, Illinois General Obligation Bonds, (BABs), Series 2009
6.138% due 12/01/2039	3,100		3,497
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	1,400		1,701
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.300% due 06/01/2037	600		543
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	1,300		1,259
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	2,600		3,439
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	2,500		3,606
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.375% due 06/15/2043	2,700		3,186
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	100		8
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,085		2,472

			20,070

	SHARES
PREFERRED SECURITIES 0.1%
DG Funding Trust
2.829% due 01/30/2013 (c)	58		426
SLM Corp. CPI Linked Security
3.991% due 03/15/2017 (b)	500		12
4.041% due 01/16/2018 (b)	3,100		73

			511

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 11.1%
Fannie Mae
0.330% due 03/25/2034	$15	$	14
0.360% due 08/25/2034	9		9
0.410% due 10/27/2037	1,600		1,593
2.377% due 12/01/2034	11		11
2.423% due 10/01/2034	5		6
2.492% due 11/01/2034	92		99
3.000% due 01/01/2028	5,000		5,279
3.500% due 11/01/2025 - 01/01/2026	240		257
4.000% due 01/01/2043 - 02/01/2043	25,000		26,799
4.500% due 01/01/2043	18,000		19,449
5.500% due 05/01/2047	61		66
6.000% due 07/25/2044	46		51
Freddie Mac
0.439% due 02/15/2019	253		254
0.490% due 09/25/2031	36		34
0.709% due 04/15/2028	362		365
1.360% due 10/25/2044	76		76
2.335% due 02/01/2029	10		10
2.932% due 04/01/2037	85		91
6.000% due 04/15/2036	1,043		1,199
Ginnie Mae
1.625% due 11/20/2024	3		3
6.000% due 09/20/2038	92		99

			55,764

U.S. TREASURY OBLIGATIONS 5.5%
U.S. Treasury Inflation Protected Securities (b)
1.750% due 01/15/2028 (f)(g)(h)(i)	2,979		3,858
2.000% due 01/15/2026 (f)	1,410		1,849
2.375% due 01/15/2025 (f)	857		1,158
2.375% due 01/15/2027 (f)	1,491		2,056
2.500% due 01/15/2029 (e)(f)	1,602		2,284
3.875% due 04/15/2029 (f)	365		605
U.S. Treasury Notes
1.625% due 08/15/2022 (e)	3,000		2,977
1.750% due 05/15/2022 (f)(g)(i)	12,000		12,092
2.000% due 11/30/2013 (h)	528		537

			27,416

Total United States (Cost $302,991)			320,948

VIRGIN ISLANDS (BRITISH) 0.0%

CORPORATE BONDS & NOTES 0.0%
GTL Trade Finance, Inc.
7.250% due 10/20/2017	$200		232

Total Virgin Islands (British) (Cost $215)			232

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.0%

CERTIFICATES OF DEPOSIT 1.4%
Banco do Brasil S.A.
2.556% due 02/14/2014	$2,700	$	2,699
Itau Unibanco Holding S.A.
0.000% due 10/31/2013	1,900		1,878
2.474% due 03/26/2013	2,700		2,689

			7,266

COMMERCIAL PAPER 0.6%
Daimler Finance North America LLC
1.070% due 10/15/2013	2,800		2,782

REPURCHASE AGREEMENTS 0.3%
JPMorgan Securities, Inc.
0.250% due 01/02/2013	600		600
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 2.375% due 10/31/2014 valued at $613. Repurchase proceeds are $600.)
State Street Bank and Trust Co.
0.010% due 01/02/2013	899		899
(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $919. Repurchase proceeds are $899.)

			1,499

U.S. TREASURY BILLS 0.7%
0.155% due 03/28/2013 - 12/12/2013 (a)(g)(h)(i)	3,634		3,631

Total Short-Term Instruments (Cost $15,163)			15,178

PURCHASED OPTIONS (k) 0.0%
(Cost $653)			85

Total Investments 114.4% (Cost $544,030)		$	574,927

Written Options (l) (0.0%) (Premiums $984)			(160)

Other Assets and Liabilities (Net) (14.4%)			(72,020)

Net Assets 100.0%		$	502,747

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $25,171 at a weighted average interest rate of 0.205%.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(e)	Securities with an aggregate market value of $3,285 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BPG	0.340%	11/30/2012	01/03/2013	$312	$(312)
JPS	0.310%	12/17/2012	01/04/2013	3,008	(3,008)

					$(3,320)

(f)	Securities with an aggregate market value of $22,665 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BRC	0.340%	12/03/2012	01/03/2013	$ 2,100	$(2,100)
	0.360%	12/18/2012	01/18/2013	614	(614)
	0.363%	12/17/2012	01/15/2013	1,179	(1,169)
	0.363%	12/17/2012	01/18/2013	2,346	(2,327)
GSC	0.350%	12/18/2012	01/11/2013	6,757	(6,761)
TDM	0.250%	07/25/2012	01/14/2013	1,429	(1,432)
UAG	0.450%	12/19/2012	02/15/2013	GBP 5,181	(8,452)

					$(22,855)

(1)	Payable for Sale-Buyback Financing Transactions includes $32 of deferred price drop on sale-buyback financing transactions.

(g)	Securities with an aggregate market value of $655 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bund 10-Year Bond March Futures	Long	03/2013	100	$117
Japan Government 10-Year Bond March Futures	Long	03/2013	17	(145)
United Kingdom Government 10-Year Gilt March Futures	Long	03/2013	43	26

				$(2)

(h)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $3,088 and cash of $28 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Market Value (6)	Unrealized (Depreciation)
CDX.HY-19 5-Year Index	(5.000%	)	12/20/2017	$	6,200	$(35)	$(43)
CDX.IG-16 5-Year Index	(1.000%	)	06/20/2016		8,200	(94)	(189)

						$(129)	$(232)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month CAD-Bank Bill	3.000%	06/15/2022	CAD	12,500	$148	$76
Receive	3-Month USD-LIBOR	1.500%	01/04/2018	$	24,200	(51)	23
Pay	3-Month USD-LIBOR	3.000%	06/20/2022		20,900	286	(72)
Receive	3-Month USD-LIBOR	1.750%	12/19/2022		6,100	32	(8)
Receive	3-Month USD-LIBOR	2.500%	12/19/2042		16,700	1,023	1,077
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023	AUD	23,000	265	395
Pay	6-Month EUR-EURIBOR	3.250%	09/21/2021	EUR	5,100	382	307

						$2,085	$1,798

(i)	Securities with an aggregate market value of $3,837 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

(j)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Altria Group, Inc.	DUB	(1.455%	)	03/20/2019	0.860%	$	1,000	$(36)	$0	$(36)
Boston Scientific Corp.	MYC	(1.000%	)	06/20/2014	0.300%		1,500	(16)	7	(23)
Boston Scientific Corp.	UAG	(2.060%	)	06/20/2016	0.721%		200	(9)	0	(9)
Capital One Financial Corp.	JPM	(1.000%	)	06/20/2014	0.394%		5,900	(55)	266	(321)
CenturyLink, Inc.	JPM	(1.000%	)	06/20/2017	1.926%		4,700	185	(3)	188
Citigroup, Inc.	BOA	(5.000%	)	06/20/2013	0.451%		100	(3)	2	(5)
Citigroup, Inc.	BOA	(0.940%	)	06/20/2018	1.349%		2,000	42	0	42
Citigroup, Inc.	DUB	(5.000%	)	06/20/2013	0.452%	EUR	6,600	(205)	247	(452)
Citigroup, Inc.	DUB	(1.000%	)	09/20/2019	1.431%	$	1,000	26	63	(37)
Cleveland Electric Illuminating Co.	RYL	(0.940%	)	06/20/2017	1.112%		1,000	7	0	7
Credit Agricole S.A.	CBK	(1.000%	)	12/20/2016	1.197%	EUR	1,300	13	128	(115)
Credit Agricole S.A.	GST	(1.000%	)	12/20/2016	1.197%		800	8	81	(73)
Cytec Industries, Inc.	JPM	(1.000%	)	09/20/2013	0.189%	$	2,000	(13)	46	(59)
D.R. Horton, Inc.	DUB	(1.000%	)	06/20/2016	1.281%		4,500	42	472	(430)
JPMorgan Chase & Co.	FBF	(0.760%	)	12/20/2017	0.876%		1,000	5	0	5
KB Home	DUB	(5.000%	)	03/20/2015	1.576%		1,200	(92)	(93)	1
Lafarge S.A.	BOA	(1.690%	)	09/20/2016	1.783%		2,000	6	0	6
Limited Brands, Inc.	JPM	(2.850%	)	09/20/2017	2.131%		1,000	(33)	0	(33)
Marsh & McLennan Cos., Inc.	DUB	(0.670%	)	09/20/2014	0.154%		1,000	(9)	0	(9)
Marsh & McLennan Cos., Inc.	DUB	(0.590%	)	09/20/2014	0.154%		1,000	(8)	0	(8)
Masco Corp.	FBF	(0.907%	)	12/20/2016	1.689%		200	6	0	6
Mohawk Industries, Inc.	UAG	(1.550%	)	03/20/2016	0.847%		1,000	(24)	0	(24)
Nationwide Health Properties, Inc.	JPM	(1.990%	)	06/20/2015	0.720%		500	(16)	0	(16)
Rio Tinto Alcan, Inc.	BRC	(1.740%	)	06/20/2015	0.335%		1,000	(35)	0	(35)
Springleaf Finance Corp.	BOA	(1.370%	)	12/20/2017	7.533%		100	23	0	23
UBS AG	BOA	(2.280%	)	06/20/2018	0.983%		1,300	(90)	0	(90)
UBS AG	BRC	(2.250%	)	03/20/2014	0.098%	EUR	800	(29)	0	(29)
UBS AG	DUB	(1.000%	)	12/20/2017	0.901%	$	8,000	(41)	40	(81)
UST LLC	GST	(0.720%	)	03/20/2018	0.308%		1,000	(22)	0	(22)
Vivendi S.A.	BPS	(1.820%	)	06/20/2013	0.228%		300	(2)	0	(2)
Vivendi S.A.	BPS	(1.780%	)	06/20/2013	0.228%		300	(2)	0	(2)
Vivendi S.A.	BPS	(1.743%	)	06/20/2013	0.228%		300	(2)	0	(2)
Vivendi S.A.	DUB	(1.500%	)	06/20/2018	1.492%		100	0	0	0
WPP Ltd.	BRC	(3.750%	)	06/20/2017	0.813%	GBP	1,000	(210)	0	(210)

								$(589)	$1,256	$(1,845)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
BP Capital Markets America, Inc.	BRC	1.000%	06/20/2015	0.275%	EUR	100	$2	$(15)	$17
BP Capital Markets America, Inc.	FBF	5.000%	06/20/2015	0.275%	$	500	60	8	52
BP Capital Markets America, Inc.	GST	5.000%	06/20/2015	0.275%		1,100	130	9	121
BP Capital Markets America, Inc.	GST	5.000%	09/20/2015	0.310%		200	26	3	23
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	0.275%		300	36	2	34
Brazil Government International Bond	CBK	1.000%	03/20/2016	0.715%		4,200	40	(40)	80
China Government International Bond	BRC	0.850%	12/20/2014	0.206%		1,600	21	0	21
China Government International Bond	JPM	0.820%	12/20/2014	0.206%		300	4	0	4
China Government International Bond	RYL	0.810%	12/20/2014	0.206%		2,400	29	0	29
China Government International Bond	RYL	0.815%	12/20/2014	0.206%		1,000	12	0	12
Dell, Inc.	GST	1.000%	12/20/2017	2.226%		700	(40)	(53)	13
Italy Government International Bond	BOA	1.000%	06/20/2017	2.181%	EUR	16,400	(1,065)	(3,164)	2,099
Italy Government International Bond	BRC	1.000%	06/20/2017	2.181%		5,000	(325)	(950)	625
Lloyds TSB Bank PLC	DUB	3.000%	09/20/2017	1.209%		600	66	6	60
Lloyds TSB Bank PLC	MYC	3.000%	09/20/2017	1.209%		2,000	221	18	203

							$(783)	$(4,176)	$3,393

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Market Value (6)	Premiums Paid	Unrealized (Depreciation)
iTraxx Europe 15 Index 9-12%	MYC	(1.000%	)	06/20/2016	EUR	14,400	$534	$2,810	$(2,276)
iTraxx Europe Crossover 17 Index	CBK	(5.000%	)	06/20/2017		6,800	(310)	313	(623)
iTraxx Europe Crossover 17 Index	DUB	(5.000%	)	06/20/2017		4,400	(200)	439	(639)
iTraxx Europe Crossover 17 Index	FBF	(5.000%	)	06/20/2017		3,900	(178)	195	(373)
iTraxx Europe Crossover 18 Index	BRC	(5.000%	)	12/20/2017		13,600	(158)	125	(283)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Credit Default Swaps on Credit Indices - Buy Protection (2) (Cont.)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Market Value (6)	Premiums Paid	Unrealized (Depreciation)
iTraxx Europe Crossover 18 Index	HUS	(5.000%	)	12/20/2017	EUR	10,500	$(122)	$200	$(322)
iTraxx Europe Crossover 18 Index	MYC	(5.000%	)	12/20/2017		31,250	(363)	1,152	(1,515)

							$(797)	$5,234	$(6,031)

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)		Market Value (6)	Premiums (Received)	Unrealized (Depreciation)
ABX.HE.AA.6-1 Index	FBF	0.320%	07/25/2045	$	473	$(172)	$(142)	$(30)
ABX.HE.AAA.6-2 Index	DUB	0.110%	05/25/2046		467	(157)	(143)	(14)

						$(329)	$(285)	$(44)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.783%	07/10/2016	GLM	$	22,200	$36	$5	$31
Pay	1-Month GBP-United Kingdom RPI Index	3.275%	05/19/2016	BRC	GBP	3,800	143	0	143
Pay	1-Year BRL-CDI	10.135%	01/02/2015	HUS	BRL	103,500	2,597	23	2,574
Pay	1-Year BRL-CDI	10.140%	01/02/2015	DUB		16,800	422	5	417
Pay	6-Month AUD-BBR-BBSW	4.750%	06/15/2022	BRC	AUD	14,500	1,195	(82)	1,277
Pay	6-Month AUD-BBR-BBSW	4.750%	06/15/2022	CBK		4,100	338	(30)	368
Pay	6-Month AUD-BBR-BBSW	4.750%	06/15/2022	DUB		4,300	355	(23)	378
Pay	6-Month AUD-BBR-BBSW	4.750%	06/15/2022	JPM		400	33	(2)	35
Pay	6-Month AUD-BBR-BBSW	4.750%	06/15/2022	UAG		2,200	182	(12)	194
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	FBF	JPY	1,880,000	1,512	512	1,000
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	RYL		1,150,000	925	313	612

							$7,738	$709	$7,029

(k)	Purchased options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 25-Year Interest Rate Swap (Effective 1/16/2018)	GLM	3-Month USD-LIBOR	Receive	3.750%	01/14/2013	$	4,500	$169	$1
Put - OTC 25-Year Interest Rate Swap (Effective 1/16/2018)	RYL	3-Month USD-LIBOR	Receive	3.750%	01/14/2013		8,800	372	2
Call - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.500%	03/18/2013		5,200	47	34
Put - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	3.100%	03/18/2013		5,200	65	48

								$653	$85

(l)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	0.800%	03/18/2013	$	11,600	$9	$(18)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		11,600	22	(10)
Call - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.800%	03/18/2013		54,400	60	(84)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.200%	03/18/2013	$	54,400	$95	$(48)
Put - OTC 5-Year Interest Rate Swap (Effective 1/16/2018)	GLM	3-Month USD-LIBOR	Pay	3.750%	01/14/2013		17,000	211	0
Put - OTC 5-Year Interest Rate Swap (Effective 1/16/2018)	RYL	3-Month USD-LIBOR	Pay	3.750%	01/14/2013		33,200	456	0
Put - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	10.000%	07/01/2014	EUR	17,100	131	0

								$984	$(160)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2011	0	$64,900	EUR	17,100	$913
Sales	81	271,600		0	1,398
Closing Buys	(49)	(111,000)		0	(1,011)
Expirations	0	0		0	0
Exercised	(32)	(43,300)		0	(316)

Balance at 12/31/2012	0	$182,200	EUR	17,100	$984

(m)	Short sales outstanding as of December 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	02/01/2043	$9,000	$9,737	$(9,751)
Fannie Mae	5.500%	01/01/2043	18,000	19,549	(19,558)
Fannie Mae	5.500%	02/01/2043	20,000	21,694	(21,741)

				$50,980	$(51,050)

(n)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	6,266	$	6,542	BRC	$48	$0	$48
01/2013	EUR	8,325		10,737	BPS	0	(252)	(252)
01/2013		1,056		1,400	BRC	6	0	6
01/2013		561		724	CBK	0	(16)	(16)
01/2013		5,651		7,315	FBF	0	(145)	(145)
01/2013		213		279	JPM	0	(2)	(2)
01/2013		5,944		7,773	UAG	0	(74)	(74)
01/2013	MYR	23,628		7,694	DUB	0	(33)	(33)
01/2013		7,442		2,422	UAG	0	(11)	(11)
01/2013	SGD	6,195		5,058	UAG	0	(13)	(13)
01/2013	$	135	AUD	129	HUS	0	(1)	(1)
01/2013		12,788	EUR	9,971	BPS	375	0	375
01/2013		430		332	BRC	8	0	8
01/2013		11,663		9,041	CBK	272	0	272
01/2013		256		197	GLM	5	0	5
01/2013		533		403	JPM	0	(1)	(1)
01/2013		14	IDR	132,847	MSC	0	0	0
01/2013		38,941	JPY	3,261,535	BPS	0	(1,287)	(1,287)
01/2013		33,036		2,756,591	FBF	0	(1,213)	(1,213)
01/2013		19,455		1,630,767	GLM	0	(628)	(628)
01/2013		35,747		2,984,885	JPM	0	(1,289)	(1,289)
01/2013		19,430		1,630,768	UAG	0	(603)	(603)
01/2013		10,125	MYR	31,196	UAG	76	0	76
01/2013		5,056	SGD	6,231	UAG	45	0	45
01/2013		11	ZAR	97	JPM	0	0	0
02/2013	BRL	5,857	$	2,782	JPM	0	(67)	(67)
02/2013	DKK	2,353		405	DUB	0	(12)	(12)
02/2013	$	93	BRL	192	HUS	0	0	0
02/2013		341	CNY	2,199	DUB	9	0	9
02/2013		3,620		22,752	JPM	1	(4)	(3)
02/2013		3,136	DKK	18,263	RBC	98	0	98
02/2013		2,054	SEK	13,900	HUS	81	0	81
03/2013	CAD	63	$	64	BRC	0	0	0
03/2013	GBP	4,388		7,066	BOA	0	(61)	(61)
03/2013		54		87	BRC	0	0	0
03/2013		4,365		6,991	JPM	0	(98)	(98)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
03/2013	PHP	1,621	$	39	CBK	$0	$(1)	$(1)
03/2013	$	8,415	CAD	8,310	RBC	0	(75)	(75)
03/2013		8,388	GBP	5,180	MSC	25	0	25
04/2013	MXN	14,070	$	1,062	DUB	0	(17)	(17)
04/2013		89,985		6,938	MSC	34	0	34
04/2013	$	239	MXN	3,129	JPM	1	0	1
08/2013	CNY	10,289	$	1,659	UAG	31	0	31
08/2013	$	4	CNY	28	DUB	0	0	0
11/2013		51		323	JPM	0	0	0
01/2015		1,600		9,648	DUB	0	(96)	(96)
09/2015	CNY	2,378	$	400	JPM	32	0	32
09/2015	$	4,600	CNY	29,440	RYL	0	(35)	(35)
04/2016		500		2,965	DUB	0	(43)	(43)
04/2016		1,830		10,861	JPM	0	(155)	(155)

						$1,147	$(6,232)	$(5,085)

(o)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Australia
Mortgage-Backed Securities	$0	$1,415	$0	$1,415
Brazil
Corporate Bonds & Notes	0	19,586	0	19,586
Sovereign Issues	0	7,575	0	7,575
Canada
Corporate Bonds & Notes	0	1,094	0	1,094
Cayman Islands
Asset-Backed Securities	0	11,043	0	11,043
France
Corporate Bonds & Notes	0	118	0	118
Germany
Corporate Bonds & Notes	0	5,348	0	5,348
Sovereign Issues	0	1,521	0	1,521
Guernsey, Channel Islands
Corporate Bonds & Notes	0	0	418	418
Italy
Asset-Backed Securities	0	184	0	184
Sovereign Issues	0	9,351	0	9,351
Jersey, Channel Islands
Asset-Backed Securities	0	0	537	537
Luxembourg
Corporate Bonds & Notes	0	372	0	372
Mexico
Corporate Bonds & Notes	0	3,294	0	3,294
Sovereign Issues	0	7,721	0	7,721
Netherlands
Corporate Bonds & Notes	0	11,467	0	11,467
Sovereign Issues	0	64,649	0	64,649
Norway
Corporate Bonds & Notes	0	5,175	103	5,278
Qatar
Corporate Bonds & Notes	0	2,210	0	2,210
Sovereign Issues	0	3,376	0	3,376
South Korea
Corporate Bonds & Notes	0	4,067	0	4,067
Sovereign Issues	0	1,336	0	1,336
Spain
Sovereign Issues	0	10,234	0	10,234
Switzerland
Corporate Bonds & Notes	0	10,125	0	10,125

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
United Arab Emirates
Sovereign Issues	$0	$2,442	$0	$2,442
United Kingdom
Corporate Bonds & Notes	0	6,770	0	6,770
Sovereign Issues	0	46,953	0	46,953
United States
Asset-Backed Securities	0	29,916	0	29,916
Bank Loan Obligations	0	4,295	0	4,295
Corporate Bonds & Notes	0	86,516	2,315	88,831
Mortgage-Backed Securities	0	89,845	4,300	94,145
Municipal Bonds & Notes	0	20,070	0	20,070
Preferred Securities	85	0	426	511
U.S. Government Agencies	0	55,764	0	55,764
U.S. Treasury Obligations	0	27,416	0	27,416
Virgin Islands (British)
Corporate Bonds & Notes	0	232	0	232
Short-Term Instruments
Certificates of Deposit	0	7,266	0	7,266
Commercial Paper	0	2,782	0	2,782
Repurchase Agreements	0	1,499	0	1,499
U.S. Treasury Bills	0	3,631	0	3,631
Purchased Options
Interest Rate Contracts	0	85	0	85
	$85	$566,743	$8,099	$574,927

Short Sales, at value	$0	$(51,050)	$0	$(51,050)

Financial Derivative Instruments - Assets
Credit Contracts	0	3,671	0	3,671
Foreign Exchange Contracts	0	1,147	0	1,147
Interest Rate Contracts	143	8,907	0	9,050
	$143	$13,725	$0	$13,868

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(8,430)	0	(8,430)
Foreign Exchange Contracts	0	(6,232)	0	(6,232)
Interest Rate Contracts	(145)	(240)	0	(385)
	$(145)	$(14,902)	$0	$(15,047)

Totals	$83	$514,516	$8,099	$522,698

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (2)
Investments, at value
Brazil
Corporate Bonds & Notes	$2,376	$0	$0	$0	$0	$19	$0	$(2,395)	$0	$0
Guernsey, Channel Islands
Corporate Bonds & Notes	0	400	0	0	0	18	0	0	418	18
Jersey, Channel Islands
Asset-Backed Securities	2,428	0	(1,912)	(1)	(65)	87	0	0	537	15
Norway
Corporate Bonds & Notes	0	104	0	0	0	(1)	0	0	103	(1)
United States
Corporate Bonds & Notes	2,493	0	(256)	(4)	(4)	86	0	0	2,315	108
Mortgage-Backed Securities	4,669	0	(470)	5	29	67	0	0	4,300	50
Preferred Securities	435	0	0	0	0	(9)	0	0	426	(9)

Totals	$12,401	$504	$(2,638)	$0	$(40)	$267	$0	$(2,395)	$8,099	$181

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Guernsey, Channel Islands
Corporate Bonds & Notes	$418	Third Party Vendor	Broker Quote	104.50
Jersey, Channel Islands
Asset-Backed Securities	537	Benchmark Pricing	Base Price	100.22
Norway
Corporate Bonds & Notes	103	Benchmark Pricing	Base Price	99.97
United States
Corporate Bonds & Notes	2,315	Third Party Vendor	Broker Quote	115.12-115.75
Mortgage-Backed Securities	4,300	Third Party Vendor	Broker Quote	87.00-94.18
Preferred Securities	426	Benchmark Pricing	Base Price	$ 7,393.89

Total	$8,099

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$85	$85
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	346	346
Unrealized appreciation on foreign currency contracts	0	0	0	1,147	0	1,147
Unrealized appreciation on OTC swap agreements	0	3,671	0	0	7,029	10,700

	$0	$3,671	$0	$1,147	$7,460	$12,278

Liabilities:
Written options outstanding	$0	$0	$0	$0	$160	$160
Variation margin payable on financial derivative instruments (2)	0	34	0	0	0	34
Unrealized depreciation on foreign currency contracts	0	0	0	6,232	0	6,232
Unrealized depreciation on OTC swap agreements	0	8,198	0	0	0	8,198

	$0	$8,232	$0	$6,232	$160	$14,624

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(542)	$(542)
Net realized gain on futures contracts	0	0	0	0	3,172	3,172
Net realized gain on written options	0	0	0	0	1,007	1,007
Net realized gain (loss) on swaps	0	(13,815)	0	0	10,448	(3,367)
Net realized (loss) on foreign currency transactions	0	0	0	(17,739)	0	(17,739)

	$0	$(13,815)	$0	$(17,739)	$14,085	$(17,469)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(368)	$(368)
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(1,871)	(1,871)
Net change in unrealized appreciation on written options	0	0	0	0	250	250
Net change in unrealized (depreciation) on swaps	0	(2,897)	0	0	(158)	(3,055)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(2,287)	0	(2,287)

	$0	$(2,897)	$0	$(2,287)	$(2,147)	$(7,331)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(2) and open centrally cleared swaps cumulative appreciation/(depreciation) of $1,566 as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(1,148)	$1,102	$(46)
BPS	(1,172)	687	(485)
BRC	668	(510)	158
CBK	336	(290)	46
DUB	(27)	97	70
FBF	(153)	(60)	(213)
GLM	(587)	489	(98)
GST	103	(130)	(27)
HUS	2,554	(2,390)	164
JPM	(1,574)	1,157	(417)
MSC	59	(335)	(276)
MYC	458	(2,535)	(2,077)
RBC	23	0	23
RYL	941	(1,010)	(69)
UAG	(401)	305	(96)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”

or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued

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based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

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Notes to Financial Statements (Cont.)

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit

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spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor

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Notes to Financial Statements (Cont.)

sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

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On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor

(“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related

ANNUAL REPORT	DECEMBER 31, 2012	33

Notes to Financial Statements (Cont.)

expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the

Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,669,564	$1,627,795	$242,913	$176,246

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	148	$2,084	328	$4,668
Administrative Class	7,454	105,565	13,186	184,171
Advisor Class	690	9,885	1,257	17,654
Issued as reinvestment of distributions
Institutional Class	36	494	24	336
Administrative Class	2,400	33,330	1,554	21,641
Advisor Class	209	2,901	145	2,023
Cost of shares redeemed
Institutional Class	(260)	(3,636)	(173)	(2,456)
Administrative Class	(8,036)	(114,581)	(18,851)	(264,807)
Advisor Class	(1,067)	(15,304)	(955)	(13,519)
Net increase (decrease) resulting from Portfolio share transactions	1,574	$20,738	(3,485)	$(50,289)

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 83% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 27% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$2,299	$2,281	$37,092	$(5,241)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated capital losses.

ANNUAL REPORT	DECEMBER 31, 2012	35

Notes to Financial Statements (Cont.)

December 31, 2012

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$544,102	$35,353	$(4,529)	$30,824

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$28,765	$7,961	$—
12/31/2011	$23,467	$561	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MSC	Morgan Stanley & Co., Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	PHP	Philippine Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	RPI	Retail Price Index
CDX.HY	Credit Derivatives Index - High Yield	CPI	Consumer Price Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap
BBR	Bank Bill Rate	CLO	Collateralized Loan Obligation

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.06%

For the current year pursuant to IRC Section 852(b)(3)(C)(v), the Fund designates an increase in net capital gain in the amount of $1,276,360 arising from determinations under Section 860(e) relating to prior years.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.
4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT27AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Global Diversified Allocation Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”) and other affiliated, including PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sales risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Global Diversified Allocation Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Mutual Funds	59.2%
Short-Term Instruments	29.3%
Exchange-Traded Funds	9.8%
Purchased Options	1.7%
‡	% of Total Investments as of 12/31/12

Cumulative Total Return for the period ended December 31, 2012
Class Inception (04/30/2012)
PIMCO Global Diversified Allocation Portfolio Administrative Class	1.33%
MSCI World Index±	5.01%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±±	4.28%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.49% for Administrative Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

±± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,035.00	$1,022.37
Expenses Paid During Period*	$2.81	$2.80
Net Annualized Expense Ratio**	0.55%	0.55%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 8 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Diversified Allocation Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index, by investing in a combination of Acquired Funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

»	The Portfolio commenced operations on April 30, 2012.

»	The Portfolio utilizes hedging techniques to manage downside risks and total portfolio volatility.

»

The Portfolio adjusted its position in S&P 500 futures contracts throughout the reporting period in seeking to manage total portfolio volatility. Exposure to S&P 500 futures contributed marginally to returns but detracted from relative performance, as the S&P 500 Index underperformed the MSCI World Index over the reporting period.

»

Allocations to the PIMCO EqS Pathfinder Fund® and PIMCO EqS® Emerging Markets Fund contributed to returns but detracted from relative performance as these Underlying PIMCO Funds underperformed the MSCI World Index over the reporting period.

»

An allocation to the PIMCO Total Return Fund IV benefited performance as this Underlying PIMCO Fund outperformed the Barclays U.S. Aggregate Index as well as the MSCI World Index over the reporting period.

»

An off-benchmark strategic allocation to global bonds, through the PIMCO Global Advantage Strategy Bond Fund, benefited performance as this Underlying PIMCO Fund outperformed the Barclays U.S. Aggregate Index over the reporting period.

»

An off-benchmark strategic allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”), through the PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, benefited performance as this Underlying PIMCO Fund outperformed the Barclays U.S. Aggregate Index over the reporting period.

»	Put options on the S&P 500 Index, used for tail risk hedging purposes, detracted from performance as the S&P 500 Index increased during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Diversified Allocation Portfolio

Selected Per Share Data for the Period Ended:	04/30/2012-12/31/2012

Administrative Class
Net asset value beginning of period	$10.00
Net investment income (a)	0.41
Net realized/unrealized (loss)	(0.28)
Total income from investment operations	0.13
Dividends from net investment income	(0.13)
Total distributions	(0.13)
Net asset value end of period	$10.00
Total return	1.33%
Net assets end of period (000s)	$90,099
Ratio of expenses to average net assets	0.55	%*
Ratio of expenses to average net assets excluding waivers	1.17	%*
Ratio of expenses to average net assets excluding interest expense	0.53	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.15	%*
Ratio of net investment income to average net assets	6.08	%*
Portfolio turnover rate	0	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$2,684
Investments in Affiliates, at value	83,509
Repurchase agreements, at value	3,236
Cash	1
Deposits with counterparty	801
Variation margin receivable on financial derivative instruments	1,007
Receivable for Portfolio shares sold	1,376
Dividends receivable from Affiliates	61
Reimbursement receivable from PIMCO	12
92,687

Liabilities:
Payable for investments in Affiliates purchased	$2,500
Payable for Portfolio shares redeemed	42
Accrued investment advisory fees	10
Accrued supervisory and administrative fees	26
Accrued servicing fees	9
Reimbursement to PIMCO	1
2,588

Net Assets	$90,099

Net Assets Consist of:
Paid in capital	$90,048
Undistributed net investment income	142
Accumulated undistributed net realized gain	187
Net unrealized (depreciation)	(278)
$90,099

Net Assets:
Administrative Class	$90,099

Shares Issued and Outstanding:
Administrative Class	9,014

Net Asset Value and Redemption Price Per Share Outstanding:
Administrative Class	$10.00

Cost of Investments	$2,661
Cost of Investments in Affiliates	$83,736
Cost of Repurchase Agreements	$3,236

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands)	Period from April 30, 2012 - December 31, 2012

Investment Income:
Interest	$2
Dividends from Affiliate investments	1,403
Total Income	1,405

Expenses:
Investment advisory fees	95
Supervisory and administrative fees	88
Servicing fees – Administrative Class	31
Organization expense	33
Interest expense	5
Total Expenses	252
Waiver and/or Reimbursement by PIMCO	(132)
Net Expenses	120

Net Investment Income	1,285

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(533)
Net capital gain distributions received from Affiliate investments	76
Net realized gain on futures contracts	644
Net change in unrealized appreciation on investments	22
Net change in unrealized (depreciation) on Affiliate investments	(227)
Net change in unrealized (depreciation) on futures contracts	(73)
Net (Loss)	(91)

Net Increase in Net Assets Resulting from Operations	$1,194

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statement of Changes in Net Assets PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands)	Period from April 30, 2012 to December 31, 2012

Increase in Net Assets from:

Operations:
Net investment income	$1,285
Net realized gain	111
Net capital gain distributions received from Affiliate investments	76
Net change in unrealized (depreciation)	(51)
Net change in unrealized (depreciation) on Affiliate investments	(227)
Net increase resulting from operations	1,194

Distributions to Shareholders:
From net investment income
Administrative Class	(1,143)

Total Distributions	(1,143)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	90,048

Total Increase in Net Assets	90,099

Net Assets:
Beginning of period	0
End of period*	$90,099

*Including undistributed net investment income of:	$142

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Diversified Allocation Portfolio

December 31, 2012

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (b)(c) 58.8%
PIMCO EqS Pathfinder Fund®	2,138,734	$22,179
PIMCO EqS® Emerging Markets Fund	502,192	4,454
PIMCO Global Advantage® Strategy Bond Fund	750,561	8,781
PIMCO Total Return Fund IV	1,617,948	17,555

Total Mutual Funds (Cost $53,159)		52,969

EXCHANGE-TRADED FUNDS 9.6%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (b)	142,526	8,723

Total Exchange-Traded Funds (Cost $8,732)		8,723

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 29.1%

REPURCHASE AGREEMENTS 3.6%
Banc of America Securities LLC
0.230% due 01/02/2013	$1,900	$1,900
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 0.125% due 12/31/2014 valued at $1,938. Repurchase proceeds are $1,900.)
JPMorgan Securities, Inc.
0.250% due 01/02/2013	800	800
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 1.500% due 06/30/2016 valued at $818. Repurchase proceeds are $800.)
State Street Bank and Trust Co.
0.010% due 01/02/2013	536	536
(Dated 12/31/2012. Collateralized by Fannie Mae 2.060% due 10/17/2022 valued at $549. Repurchase proceeds are $536.)

		3,236

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.3%
0.165% due 02/14/2013 - 11/14/2013 (a)(d)	$1,162	$1,161

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (b) 24.2%
PIMCO Short-Term Floating NAV Portfolio	2,180,174	21,817

Total Short-Term Instruments (Cost $26,242)		26,214

PURCHASED OPTIONS (e) 1.7%
(Cost $1,500)		1,523

Total Investments 99.2% (Cost $89,633)		$89,429

Other Assets and Liabilities (Net) 0.8%		670

Net Assets 100.0%		$90,099

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Affiliated to the Portfolio.
(c)	Institutional Class Shares of each Fund.
(d)	Securities with an aggregate market value of $1,161 and cash of $801 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
E-mini S&P 500 Index March Futures	Long	03/2013	558	$(73)

(e)	Purchased options outstanding as of December 31, 2012:

Options on Exchange-Traded Futures Contracts

Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE(1) S&P 500 Index December Futures	1,200.000	12/21/2013	331	$1,500	$1,523

(1)	CBOE - Chicago Board Options Exchange

(f)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Mutual Funds	$52,969	$0	$0	$52,969
Exchange-Traded Funds	8,723	0	0	8,723
Short-Term Instruments
Repurchase Agreements	0	3,236	0	3,236
U.S. Treasury Bills	0	1,161	0	1,161
Central Funds Used for Cash Management Purposes	21,817	0	0	21,817
Purchased Options
Equity Contracts	1,523	0	0	1,523
	$85,032	$4,397	$0	$89,429

Financial Derivative Instruments - Liabilities
Equity Contracts	$(73)	$0	$0	$(73)

Totals	$84,959	$4,397	$0	$89,356

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Global Diversified Allocation Portfolio (Cont.)

December 31, 2012

(g)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$1,523	$0	$0	$1,523
Variation margin receivable on financial derivative instruments (2)	0	0	1,007	0	0	1,007

	$0	$0	$2,530	$0	$0	$2,530

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$(533)	$0	$0	$(533)
Net realized gain on futures contracts	0	0	644	0	0	644

	$0	$0	$111	$0	$0	$111

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$22	$0	$0	$22
Net change in unrealized (depreciation) on futures contracts	0	0	(73)	0	0	(73)

	$0	$0	$(51)	$0	$0	$(51)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative (depreciation) of $(73) as reported in the Notes to Schedule of Investments.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO Global Diversified Allocation Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers one class of shares: Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing in a combination of acquired funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Act, equity securities, fixed income instruments, forwards and derivatives. “Fixed income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds (except commodity-related Underlying PIMCO Funds). The Portfolio may invest up to 10% of its total assets in commodity-related investments (including investment in commodity-related Underlying PIMCO Funds).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(c) New Accounting Pronouncements  In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures

ANNUAL REPORT	DECEMBER 31, 2012	13

Notes to Financial Statements (Cont.)

surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the

responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities,

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as, options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a

ANNUAL REPORT	DECEMBER 31, 2012	15

Notes to Financial Statements (Cont.)

series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(b) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

7. PRINCIPAL RISKS

Because the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The Portfolio’s net asset value will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

Investing in the Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation

ANNUAL REPORT	DECEMBER 31, 2012	17

Notes to Financial Statements (Cont.)

sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Underlying PIMCO Funds’ investments in financial derivatives and other financial instruments expose the Underlying PIMCO Funds to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Underlying PIMCO Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Underlying PIMCO Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying PIMCO Funds, or, in the case of hedging positions, that the Underlying PIMCO Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Underlying PIMCO Funds’ investment in foreign currency denominated securities may reduce the returns of the Underlying PIMCO Funds.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Underlying PIMCO Funds’ investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

PIMCO Funds subsequently decreases, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Underlying PIMCO Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Underlying PIMCO Funds’ overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Underlying PIMCO Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for

ANNUAL REPORT	DECEMBER 31, 2012	19

Notes to Financial Statements (Cont.)

providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2013, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2012, the remaining recoverable amount to PIMCO was $32,279.

(f) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2013, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to the Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2012, the amount was $99,319.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2012 (amounts in thousands):

Underlying PIMCO Funds	Market Value 04/30/2012	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distribution
PIMCO Broad U.S. TIPS Index Fund	$0	$8,732	$0	$0	$(9)	$8,723	$39	$0
PIMCO EqS Pathfinder Fund®	0	22,272	0	0	(93)	22,179	602	0
PIMCO EqS® Emerging Markets Fund	0	4,215	0	0	239	4,454	42	0
PIMCO Global Advantage® Strategy Bond Fund	0	8,738	0	0	43	8,781	95	20
PIMCO Short-Term Floating NAV Portfolio	0	22,045	(200)	0	(28)	21,817	43	2
PIMCO Total Return Fund IV	0	17,934	0	0	(379)	17,555	582	54
Totals	$0	$83,936	$(200)	$0	$(227)	$83,509	$1,403	$76

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$61,891	$0

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Period from 04/30/2012 to 12/31/2012
	Shares	Amount

Receipts for shares sold
Administrative Class	9,555	$95,465
Issued as reinvestment of distributions
Administrative Class	115	1,143
Cost of shares redeemed
Administrative Class	(656)	(6,560)
Net increase resulting from Portfolio share transactions	9,014	$90,048

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

As of December 31, 2012, 1 shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 99% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$167	$112	$(227)	$(1)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and options contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$89,634	$305	$(510)	$(205)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal year ended December 31, 2012, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$1,143	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

22	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Global Diversified Allocation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Global Diversified Allocation Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the Administrative Class for the period April 30, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	23

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

30.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

12.91%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

24	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2012	25

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

26	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2012	27

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

28	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

ANNUAL REPORT	DECEMBER 31, 2012	29

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

30	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

ANNUAL REPORT	DECEMBER 31, 2012	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

32	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT30AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Global Multi-Asset Managed Volatility Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Multi-Asset Managed Volatility Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”) and other affiliated, including PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sales risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio or an Acquired Fund may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Global Multi-Asset Managed Volatility Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Mutual Funds	51.2%
Exchange-Traded Funds	21.1%
Short-Term Instruments	18.9%
U.S. Treasury Obligations	3.1%
U.S. Government Agencies	2.9%
Other	2.8%
‡	% of Total Investments as of 12/31/12

Cumulative Total Return for the period ended December 31, 2012
Class Inception (04/27/2012)
PIMCO Global Multi-Asset Managed Volatility Portfolio Administrative Class	3.35%
MSCI World Index±	4.66%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±±	4.11%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.73% for Administrative Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

±± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,062.20	$1,021.27
Expenses Paid During Period†	$3.99	$3.91
Net Annualized Expense Ratio††	0.77%	0.77%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Multi-Asset Managed Volatility Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index with explicit management of overall portfolio volatility. PIMCO uses a three-step approach in seeking to achieve the return and volatility parameters of the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage downside risks and total portfolio volatility. PIMCO evaluates these three steps daily and uses varying combinations of Acquired Funds and/or direct investments to implement the three steps within the Portfolio. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”).

»	The Portfolio commenced operations on April 27, 2012.

»	An underweight allocation to developed market equities detracted from relative performance as developed market equities posted positive returns over the reporting period.

»	An allocation to emerging market equities benefited performance as the MSCI Emerging Markets Index (a proxy for emerging market equities) returned 5.60% for the period since the Portfolio’s inception.

»	Exposure to U.S. interest rate duration (or sensitivity to changes in market interest rates) contributed to performance as the ten-year U.S. Treasury yield declined over the reporting period.

»

An allocation to emerging market bonds contributed to performance as emerging market sovereign bonds, both local currency and U.S. dollar-denominated, and emerging market corporate bonds all posted positive returns over the reporting period.

»

Tail-risk hedges, such as put options on U.S. equities (which seek to limit portfolio losses amid large market declines), modestly detracted from performance as the S&P 500 Index increased during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Multi-Asset Managed Volatility Portfolio

Selected Per Share Data for the Period Ended:	04/27/2012-12/31/2012

Administrative Class
Net asset value beginning of period	$10.00
Net investment income (a)	0.24
Net realized/unrealized gain	0.09
Total income from investment operations	0.33
Dividends from net investment income	(0.16)
Total distributions	(0.16)
Net asset value end of period	$10.17
Total return	3.35%
Net assets end of period (000s)	$36,008
Ratio of expenses to average net assets	0.77	%*
Ratio of expenses to average net assets excluding waivers	1.73	%*
Ratio of net investment income to average net assets	3.48	%*
Portfolio turnover rate	76	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Volatility Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$10,750
Investments in Affiliates, at value	24,123
Repurchase agreements, at value	1,329
Cash	1
Deposits with counterparty	300
Foreign currency, at value	80
OTC swap premiums paid	70
Variation margin receivable on financial derivative instruments	96
Unrealized appreciation on foreign currency contracts	67
Unrealized appreciation on OTC swap agreements	171
Receivable for Portfolio shares sold	278
Interest and dividends receivable	13
Dividends receivable from Affiliates	36
Reimbursement receivable from PIMCO	1
37,315

Liabilities:
Payable for investments purchased	$983
Payable for investments in Affiliates purchased	109
Written options outstanding	41
OTC swap premiums received	3
Variation margin payable on financial derivative instruments	2
Unrealized depreciation on foreign currency contracts	131
Unrealized depreciation on OTC swap agreements	14
Payable for Portfolio shares redeemed	1
Accrued investment advisory fees	17
Accrued supervisory and administrative fees	2
Accrued servicing fees	4
1,307

Net Assets	$36,008

Net Assets Consist of:
Paid in capital	$35,174
Undistributed net investment income	20
Accumulated undistributed net realized gain	207
Net unrealized appreciation	607
$36,008

Net Assets:
Administrative Class	$36,008

Shares Issued and Outstanding:
Administrative Class	3,540

Net Asset Value and Redemption Price Per Share Outstanding:
Administrative Class	$10.17

Cost of Investments	$10,382
Cost of Investments in Affiliates	$23,918
Cost of Repurchase Agreements	$1,329
Cost of Foreign Currency Held	$80
Premiums Received on Written Options	$66

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Volatility Portfolio

(Amounts in thousands)	Period from April 27, 2012 to December 31, 2012

Investment Income:
Interest	$15
Dividends	61
Dividends from Affiliate investments	467
Total Income	543

Expenses:
Investment advisory fees	134
Supervisory and administrative fees	9
Servicing fees – Administrative Class	19
Organization expense	60
Total Expenses	222
Waiver and/or Reimbursement by PIMCO	(123)
Net Expenses	99

Net Investment Income	444

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	48
Net realized gain on Affiliate investments	18
Net capital gain distributions received from Affiliate investments	161
Net realized gain on futures contracts	21
Net realized gain on written options	31
Net realized gain on swaps	150
Net realized (loss) on foreign currency transactions	(83)
Net change in unrealized appreciation on investments	369
Net change in unrealized appreciation on Affiliate investments	205
Net change in unrealized (depreciation) on futures contracts	(48)
Net change in unrealized appreciation on written options	25
Net change in unrealized appreciation on swaps	119
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(63)
Net Gain	953

Net Increase in Net Assets Resulting from Operations	$1,397

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Consolidated Statement of Changes in Net Assets PIMCO Global Multi-Asset Managed Volatility Portfolio

(Amounts in thousands)	Period from April 27, 2012 to December 31, 2012

Increase in Net Assets from:

Operations:
Net investment income	$444
Net realized gain	167
Net realized gain on Affiliate investments	18
Net capital gain distributions received from Affiliate investments	161
Net change in unrealized appreciation	402
Net change in unrealized appreciation on Affiliate investments	205
Net increase resulting from operations	1,397

Distributions to Shareholders:
From net investment income
Administrative Class	(563)

Total Distributions	(563)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	35,174

Total Increase in Net Assets	36,008

Net Assets:
Beginning of period	0
End of period*	$36,008

*Including undistributed net investment income of:	$20

**	See note 13 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%
California State General Obligation Bonds, (BABs), Series 2009
7.350% due 11/01/2039		$35	$49

Total Municipal Bonds & Notes (Cost $49)			49

U.S. GOVERNMENT AGENCIES 3.0%
Ginnie Mae
3.000% due 01/01/2043		1,000	1,063

Total U.S. Government Agencies (Cost $1,063)			1,063

U.S. TREASURY OBLIGATIONS 3.1%
U.S. Treasury Inflation Protected Securities (a)
0.750% due 02/15/2042		408	448
2.125% due 02/15/2041 (e)(f)		144	212
U.S. Treasury Notes
1.625% due 08/15/2022		470	467

Total U.S. Treasury Obligations (Cost $1,133)			1,127

ASSET-BACKED SECURITIES 0.5%
Countrywide Asset-Backed Certificates
0.310% due 08/25/2037		73	72
Lehman XS Trust
0.610% due 10/25/2035		139	124

Total Asset-Backed Securities (Cost $190)			196

SOVEREIGN ISSUES 1.9%
Autonomous Community of Madrid Spain
4.200% due 09/24/2014	EUR	100	129
4.305% due 03/06/2014		60	79
Italy Buoni Poliennali Del Tesoro
5.500% due 09/01/2022		100	143
5.500% due 11/01/2022		70	100
Spain Government International Bond
4.850% due 10/31/2020		100	131
5.500% due 04/30/2021		75	102

Total Sovereign Issues (Cost $644)			684

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (b)(c) 51.5%
PIMCO Emerging Local Bond Fund	126,029	$1,384
PIMCO Emerging Markets Bond Fund	10,028	125
PIMCO Emerging Markets Corporate Bond Fund	127,837	1,560
PIMCO EqS Pathfinder Fund®	330,877	3,431
PIMCO EqS® Dividend Fund	88,964	995
PIMCO EqS® Emerging Markets Fund	196,525	1,744
PIMCO Global Advantage® Strategy Bond Fund	21,003	246
PIMCO Global Bond Fund (Unhedged)	12,508	125
PIMCO Income Fund	125,754	1,554
PIMCO Investment Grade Corporate Bond Fund	58,393	649
PIMCO Real Return Fund	40,321	495
PIMCO RealEstateRealReturn Strategy Fund	17,811	88
PIMCO StocksPLUS® Fund	301,681	2,516
PIMCO Total Return Fund	46,140	519
PIMCO Unconstrained Bond Fund	270,603	3,106

Total Mutual Funds (Cost $18,327)		18,537

EXCHANGE-TRADED FUNDS 21.2%
iShares FTSE China 25 Index Fund	43,500	1,760
iShares MSCI EAFE Index Fund	14,620	831
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (b)	1,650	178
SPDR Gold Trust	14,415	2,335
Vanguard MSCI Emerging Markets ETF	57,165	2,546

Total Exchange-Traded Funds (Cost $7,241)		7,650

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	31	0

Total Exchange-Traded Notes (Cost $3)		0

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 19.0%

REPURCHASE AGREEMENTS 3.7%
Credit Suisse Securities (USA) LLC
0.230% due 01/02/2013	$100	$100
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 2.125% due 12/31/2015 valued at $103. Repurchase proceeds are $100.)
JPMorgan Securities, Inc.
0.250% due 01/02/2013	600	600
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 1.500% due 06/30/2016 valued at $614. Repurchase proceeds are $600.)
State Street Bank and Trust Co.
0.010% due 01/02/2013	629	629
(Dated 12/31/2012. Collateralized by Fannie Mae 2.060% - 2.170% due 10/17/2022 - 10/17/2022 valued at $645. Repurchase proceeds are $629.)

		1,329

U.S. TREASURY BILLS 0.3%
0.127% due 03/14/2013 (d)	90	90

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (b) 15.0%
PIMCO Short-Term Floating NAV Portfolio	540,471	5,408

Total Short-Term Instruments (Cost $6,834)		6,827

PURCHASED OPTIONS (h) 0.2%
(Cost $145)		69

Total Investments 100.5% (Cost $35,629)		$36,202

Written Options (i) (0.1%) (Premiums $66)		(41)

Other Assets and Liabilities (Net) (0.4%)		(153)

Net Assets 100.0%		$36,008

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of contracts and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.
(b)	Affiliated to the Portfolio.
(c)	Institutional Class Shares of each Fund.
(d)	Securities with an aggregate market value of $90 have been pledged as collateral as of December 31, 2012 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(e)	Securities with an aggregate market value of $183 and cash of $204 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Brent Crude February Futures	Long	01/2013	1	$4
E-mini S&P 500 Index March Futures	Long	03/2013	55	(34)
OMX Stockholm 30 Index January Futures	Long	01/2013	9	0
Russell 2000 Mini Index March Futures	Short	03/2013	12	(26)
U.S. Treasury 10-Year Note March Futures	Long	03/2013	5	(3)
United Kingdom Government 10-Year Gilt March Futures	Long	03/2013	5	3
WTI Crude February Futures	Long	01/2013	2	8

				$(48)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

(f)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $30 and cash of $96 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	0.850%	10/15/2017	$	600	$(2)	$0
Receive	3-Month USD-LIBOR	1.500%	01/04/2018		2,600	(6)	2
Receive	3-Month USD-LIBOR	1.750%	12/19/2022		450	2	(1)
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2023	AUD	1,500	(48)	(38)
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2023		900	(9)	(14)
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023		1,280	15	12
Pay	6-Month GBP-LIBOR	2.500%	09/20/2022	GBP	200	(3)	1

						$(51)	$(38)

(g)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums (Received)	Unrealized Appreciation/ (Depreciation)
California State General Obligation Bonds, Series 2003	CBK	1.000%	12/20/2017	1.380%	$	100	$(2)	$(2)	$0

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
iTraxx Europe Crossover 18 Index	BRC	(5.000%	)	12/20/2017	EUR	40	$(1)	$0	$(1)
iTraxx Europe Crossover 18 Index	HUS	(5.000%	)	12/20/2017		50	0	1	(1)
iTraxx Europe Crossover 18 Index	MYC	(5.000%	)	12/20/2017		100	(1)	4	(5)

							$(2)	$5	$(7)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	8.260%	01/02/2015	UAG	BRL	400	$3	$1	$2
Pay	1-Year BRL-CDI	8.180%	01/02/2017	BRC		200	0	0	0
Pay	1-Year BRL-CDI	8.200%	01/02/2017	UAG		500	(1)	(1)	0
Pay	1-Year BRL-CDI	8.860%	01/02/2017	BOA		1,500	14	16	(2)
Pay	1-Year BRL-CDI	8.900%	01/02/2017	HUS		2,300	21	22	(1)
Pay	1-Year BRL-CDI	9.010%	01/02/2017	JPM		2,000	22	26	(4)

							$59	$64	$(5)

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Total Return Swaps on Exchange Traded Funds
Pay/Receive	Underlying Reference	# of Shares	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation
Receive	Vanguard MSCI Emerging Markets ETF	48,137	3-Month USD-LIBOR plus a specified spread	$	1,997	01/31/2013	BOA	$167

Variance Swaps

Pay/Receive Variance	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	S&P 500 Index	$0.072	12/18/2015	GST	$	224	$2	$0	$2

(h)	Purchased options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	2.250%	03/11/2013	$	300	$4	$1
Put - OTC 10-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Receive	2.250%	03/11/2013		300	3	1
Call - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.500%	03/18/2013		700	6	4
Put - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	3.100%	03/18/2013		700	9	6

								$22	$12

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC AUD versus USD	CBK	$	0.980	02/15/2013	AUD	500	$3	$0
Put - OTC AUD versus USD	MSX		0.980	02/15/2013		600	3	1

							$6	$1

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$13.000	01/19/2013	6	$1	$0

Options on Indices
Description	Counterparty	Index Value	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CBOE S&P 500 Index	N/A	1,300.000	01/19/2013	9		N/A	$14	$2
Put - CBOE S&P 500 Index	N/A	1,000.000	03/16/2013	4		N/A	14	0
Put - CBOE S&P 500 Index	N/A	1,025.000	03/16/2013	1		N/A	3	0
Put - CBOE S&P 500 Index	N/A	1,050.000	03/16/2013	3		N/A	8	0
Put - CBOE S&P 500 Index	N/A	1,300.000	03/16/2013	5		N/A	20	7
Put - CBOE S&P 500 Index	N/A	1,300.000	06/22/2013	9		N/A	45	29
Call - OTC Nikkei Stock Average Volatility Index	BPS	10,500.000	12/13/2013	N/A	JPY	200	12	18

							$116	$56

(i)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	0.750%	03/18/2013	$	200	$1	$0
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		200	0	0
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	0.800%	03/18/2013		1,500	1	(2)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		1,500	3	(1)
Call - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		100	0	0
Call - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.800%	03/18/2013		7,400	8	(12)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		7,400	13	(7)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		100	0	0
Put - OTC 10-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	2.280%	03/11/2013	EUR	200	3	0
Put - OTC 10-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	2.280%	03/11/2013		200	3	0

								$32	$(22)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$11.000	01/19/2013	6	$0	$0

Options on Indices
Description	Counterparty	Index Value	Expiration Date	# of Contracts	Notional Amount		Premium	Market Value
Put - CBOE S&P 500 Index	N/A	1,100.000	01/19/2013	9		N/A	$3	$0
Put - CBOE S&P 500 Index	N/A	1,100.000	03/16/2013	5		N/A	6	(1)
Put - CBOE S&P 500 Index	N/A	1,100.000	06/22/2013	9		N/A	16	(9)
Put - OTC Nikkei Stock Average Volatility Index	BPS	9,000.000	12/13/2013	N/A	JPY	200	9	(9)

							$34	$(19)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in JPY		Premium
Balance at 12/31/2011	0	$0	EUR	0	JPY	0	$0
Sales	42	25,600		400		200	131
Closing Buys	(13)	(3,800)		0		0	(55)
Expirations	0	0		0		0	0
Exercised	0	(3,400)		0		0	(10)

Balance at 12/31/2012	29	$18,400	EUR	400	JPY	200	$66

(j)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	224	$	232	BOA	$0	$(1)	$(1)
01/2013		28		30	BRC	1	0	1
01/2013		33		34	MSC	0	0	0
01/2013	CLP	19,649		41	FBF	0	0	0
01/2013		17,226		36	HUS	0	0	0
01/2013	IDR	468,960		48	HUS	0	0	0
01/2013		702,000		72	JPM	0	0	0
01/2013		269,990		28	MSC	0	0	0
01/2013		840,220		86	UAG	0	0	0
01/2013	INR	23,356		420	JPM	0	(4)	(4)
01/2013	JPY	22,859		271	CBK	7	0	7
01/2013		226		3	FBF	0	0	0
01/2013	MYR	639		208	BRC	0	0	0
01/2013		724		235	UAG	0	(2)	(2)
01/2013	RUB	4,027		128	BRC	0	(4)	(4)
01/2013		10,043		302	JPM	0	(26)	(26)
01/2013	THB	4,124		133	UAG	0	(2)	(2)
01/2013	TRY	264		144	JPM	0	(4)	(4)
01/2013	TWD	2,092		72	CBK	0	0	0
01/2013		15,252		527	UAG	0	0	0
01/2013	$	30	AUD	29	MSC	0	0	0
01/2013		77	CLP	36,875	GLM	0	0	0
01/2013		234	IDR	2,281,170	JPM	0	(1)	(1)
01/2013		426	INR	23,356	CBK	0	(2)	(2)
01/2013		122	JPY	10,024	DUB	0	(6)	(6)
01/2013		446	MYR	1,362	BOA	0	(1)	(1)
01/2013		577	SGD	703	UAG	0	(1)	(1)
01/2013		95	THB	2,923	BPS	0	0	0
01/2013		39		1,201	JPM	0	0	0
01/2013		113	TRY	207	BRC	3	0	3
01/2013	ZAR	3,045	$	348	DUB	0	(9)	(9)
01/2013		1,160		131	HUS	0	(5)	(5)
02/2013	BRL	1,317		638	HUS	0	(3)	(3)
02/2013		1,481		703	UAG	0	(17)	(17)
02/2013	CNY	146		23	BOA	0	0	0
02/2013		307		48	UAG	0	(1)	(1)
02/2013	CZK	401		20	BRC	0	(1)	(1)
02/2013	HKD	1,511		195	FBF	0	0	0
02/2013		6,041		780	UAG	0	0	0
02/2013	HUF	2,786		12	JPM	0	0	0
02/2013	KRW	112,674		104	HUS	0	(1)	(1)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
02/2013	KRW	896,465	$	823	JPM	$0	$(15)	$(15)
02/2013	PLN	633		196	JPM	0	(8)	(8)
02/2013	$	15	BRL	32	BRC	0	0	0
02/2013		2		4	HUS	0	0	0
02/2013		179		369	UAG	1	0	1
02/2013		370	CHF	348	CBK	11	0	11
02/2013		136		124	HUS	0	0	0
02/2013		50	DKK	292	CBK	2	0	2
02/2013		40	NOK	233	HUS	2	0	2
02/2013		632	SEK	4,279	HUS	25	0	25
02/2013		201		1,328	UAG	3	0	3
02/2013		503	SGD	614	HUS	0	(1)	(1)
03/2013	EUR	50	$	65	CBK	0	(1)	(1)
03/2013	GBP	74		120	HUS	0	0	0
03/2013		6		10	UAG	0	0	0
03/2013	PHP	2,552		62	CBK	0	(1)	(1)
03/2013	$	566	CAD	559	CBK	0	(5)	(5)
03/2013		190		188	HUS	0	(2)	(2)
03/2013		1,159	EUR	874	HUS	0	(4)	(4)
03/2013		454	GBP	282	DUB	4	0	4
04/2013	COP	41,711	$	23	UAG	0	(1)	(1)
04/2013	IDR	2,281,170		232	JPM	1	0	1
04/2013	INR	23,356		421	CBK	2	0	2
04/2013	MXN	795		61	HUS	0	0	0
04/2013		4,398		337	JPM	0	(1)	(1)
04/2013		1,103		85	MSC	0	0	0
04/2013		938		72	UAG	0	0	0
04/2013	PEN	140		54	MSC	0	(1)	(1)
04/2013	THB	1,201		39	JPM	0	0	0
04/2013	$	33	ILS	127	BRC	1	0	1
04/2013		208	MYR	638	BRC	1	0	1
04/2013		430		1,321	UAG	1	0	1
06/2013	CLP	36,875	$	75	GLM	0	0	0
10/2013	$	467	CNY	2,967	JPM	2	0	2

						$67	$(131)	$(64)

(k)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Municipal Bonds & Notes
California	$0	$49	$0	$49
U.S. Government Agencies	0	1,063	0	1,063
U.S. Treasury Obligations	0	1,127	0	1,127
Asset-Backed Securities	0	196	0	196
Sovereign Issues	0	684	0	684
Mutual Funds	18,537	0	0	18,537
Exchange-Traded Funds	7,650	0	0	7,650
Short-Term Instruments
Repurchase Agreements	0	1,329	0	1,329
U.S. Treasury Bills	0	90	0	90
Central Funds Used for Cash Management Purposes	5,408	0	0	5,408
Purchased Options
Equity Contracts	38	18	0	56
Foreign Exchange Contracts	0	1	0	1
Interest Rate Contracts	0	12	0	12
	$31,633	$4,569	$0	$36,202

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Financial Derivative Instruments - Assets
Commodity Contracts	$12	$0	$0	$12
Equity Contracts	0	169	0	169
Foreign Exchange Contracts	0	67	0	67
Interest Rate Contracts	3	17	0	20
	$15	$253	$0	$268

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(7)	0	(7)
Equity Contracts	(70)	(9)	0	(79)
Foreign Exchange Contracts	0	(131)	0	(131)
Interest Rate Contracts	(3)	(82)	0	(85)
	$(73)	$(229)	$0	$(302)

Totals	$31,575	$4,593	$0	$36,168

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$56	$1	$12	$69
Variation margin receivable on financial derivative instruments (2)	3	0	72	0	21	96
Unrealized appreciation on foreign currency contracts	0	0	0	67	0	67
Unrealized appreciation on OTC swap agreements	0	0	169	0	2	171

	$3	$0	$297	$68	$35	$403

Liabilities:
Written options outstanding	$0	$0	$19	$0	$22	$41
Variation margin payable on financial derivative instruments (2)	0	0	1	0	1	2
Unrealized depreciation on foreign currency contracts	0	0	0	131	0	131
Unrealized depreciation on OTC swap agreements	0	7	0	0	7	14

	$0	$7	$20	$131	$30	$188

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$(20)	$(11)	$0	$(31)
Net realized gain (loss) on futures contracts	(4)	0	19	0	6	21
Net realized gain on written options	0	1	19	0	11	31
Net realized gain (loss) on swaps	0	(2)	107	0	45	150
Net realized (loss) on foreign currency transactions	0	0	0	(78)	0	(78)

	$(4)	$(1)	$125	$(89)	$62	$93

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$(61)	$(5)	$(10)	$(76)
Net change in unrealized appreciation (depreciation) on futures contracts	12	0	(60)	0	0	(48)
Net change in unrealized appreciation on written options	0	0	16	0	9	25
Net change in unrealized appreciation (depreciation) on swaps	0	(7)	168	0	(42)	119
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(63)	0	(63)

	$12	$(7)	$63	$(68)	$(43)	$(43)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of ($48) and open centrally cleared swaps cumulative appreciation/(depreciation) of ($38) as reported in the Notes to Consolidated Schedule of Investments.

(m)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO Global Multi-Asset Managed Volatility Portfolio			PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary)
BOA	$180	$0	$180	$0	$0	$0
BPS	10	0	10	0	0	0
BRC	0	0	0	0	0	0
CBK	11	0	11	0	0	0
DUB	(11)	0	(11)	0	0	0
FBF	(3)	0	(3)	0	0	0
GST	2	0	2	0	0	0
HUS	32	0	32	0	0	0
JPM	(53)	0	(53)	0	0	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO Global Multi-Asset Managed Volatility Portfolio			PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary)
MSC	$(1)	$0	$(1)	$0	$0	$0
MSX	1	0	1	0	0	0
MYC	9	0	9	0	0	0
UAG	(17)	0	(17)	0	0	0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Multi-Asset Managed Volatility Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers one class of shares: Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, equity securities, fixed income instruments, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the funds of PIMCO Funds, an affiliated open-end investment company, except the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, as well as funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies (“Underlying PIMCO Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio IV Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMAMV Subsidiary”), and the PIMCO

CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The GMAMV Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of fixed income instruments. The GMAMV Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMAMV Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Consolidated Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Consolidated Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

ANNUAL REPORT	DECEMBER 31, 2012	19

Notes to Financial Statements (Cont.)

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the

Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the

Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Consolidated Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Consolidated Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment.

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Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time

26	PIMCO VARIABLE INSURANCE TRUST

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prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference. Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio may invest in shares of the Acquired Funds, the risk of investing in the Portfolio may be closely related to the risks associated with the Acquired Funds and their investments. The Portfolio may also invest its assets directly in stocks or bonds of other issuers and in other instruments such as forwards, options, futures contracts or swap agreements.

Investing in the Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION OF THE PIMCO GLOBAL MULTI-ASSET MANAGED VOLATILITY PORTFOLIO

The GMAMV Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMAMV Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMAMV Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMAMV Subsidiary, comprising the entire issued share capital of the GMAMV Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the GMAMV Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMAMV Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMAMV Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2012 of the GMAMV Subsidiary to the Portfolio (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Portfolio Net Assets	Subsidiary Net Assets	% of Portfolio Net Assets
PIMCO Cayman Commodity Portfolio IV Ltd.	02/24/2012	03/29/2012	$36,008	$3,277	9.1%

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 1.00%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (Cont.)

money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2013, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2012, the remaining recoverable amount to PIMCO was $59,431.

(f) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2013, to waive, first, the Investment Advisory Fee and, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2012, the amount was $54,484.

The GMAMV Subsidiary has entered into a separate contract with PIMCO for the management of the GMAMV Subsidiary’s portfolio pursuant to which the GMAMV Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMAMV Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2012, the amount was $9,176.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

The Portfolio may invest assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2012 (amounts in thousands):

Underlying PIMCO Funds	Market Value 04/27/2012	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distribution
PIMCO Emerging Local Bond Fund	$0	$1,345	$0	$0	$39	$1,384	$41	$0
PIMCO Emerging Markets Bond Fund	0	345	(235)	10	5	125	7	0
PIMCO Emerging Markets Corporate Bond Fund	0	1,502	0	0	58	1,560	24	4
PIMCO Emerging Markets Currency Fund	0	222	(223)	0	1	0	0	0
PIMCO EqS Pathfinder Fund®	0	3,397	0	0	34	3,431	98	0
PIMCO EqS® Dividend Fund	0	948	0	0	47	995	11	1
PIMCO EqS® Emerging Markets Fund	0	1,607	0	0	137	1,744	17	0
PIMCO Foreign Bond Fund (Unhedged)	0	42	(45)	2	1	0	1	0
PIMCO Global Advantage® Strategy Bond Fund	0	752	(520)	9	5	246	8	1
PIMCO Global Bond Fund (Unhedged)	0	354	(230)	4	(3)	125	10	2
PIMCO Income Fund	0	1,555	0	0	(1)	1,554	24	2
PIMCO Investment Grade Corporate Bond Fund	0	648	0	0	1	649	19	7
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	176	0	0	2	178	4	0
PIMCO Long-Term U.S. Government Fund	0	742	(728)	(13)	(1)	0	4	0
PIMCO Real Return Fund	0	501	0	0	(6)	495	11	5
PIMCO RealEstateRealReturn Strategy Fund	0	94	0	0	(6)	88	9	0
PIMCO Short-Term Floating NAV Portfolio	0	17,315	(11,900)	0	(7)	5,408	15	1
PIMCO StocksPLUS® Fund	0	2,808	(228)	(1)	(63)	2,516	82	131
PIMCO Total Return Fund	0	1,120	(605)	7	(3)	519	21	4
PIMCO Unconstrained Bond Fund	0	3,141	0	0	(35)	3,106	61	3
Totals	$0	$38,614	$(14,714)	$18	$205	$24,123	$467	$161

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$9,422	$7,170	$31,037	$4,655

ANNUAL REPORT	DECEMBER 31, 2012	31

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Period from 04/27/2012 to 12/31/2012
	Shares	Amount

Receipts for shares sold
Administrative Class	3,502	$34,785
Issued as reinvestment of distributions
Administrative Class	56	563
Cost of shares redeemed
Administrative Class	(18)	(174)
Net increase resulting from Portfolio share transactions	3,540	$35,174

As of December 31, 2012, 1 shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 83% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 83% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$151	$105	$589	$(10)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$35,635	$785	$(218)	$568

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$563	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

ANNUAL REPORT	DECEMBER 31, 2012	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Global Multi-Asset Managed Volatility Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Global Multi-Asset Managed Volatility Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of their operations, the changes in their net assets and the financial highlights for the Administrative Class for the period April 27, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

34	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	MSX	Morgan Stanley Capital Group, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona
CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar
CNY	Chinese Renminbi	JPY	Japanese Yen	THB	Thai Baht
COP	Colombian Peso	KRW	South Korean Won	TRY	Turkish New Lira
CZK	Czech Koruna	MXN	Mexican Peso	TWD	Taiwanese Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand
GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over-the-Counter

Index Abbreviations:
EAFE	Europe, Australasia, and Far East Stock Index

Other Abbreviations:
BABs	Build America Bonds	ETF	Exchange Traded Fund	MSCI	Morgan Stanley Capital International
BBR	Bank Bill Rate	ETN	Exchange Traded Notes	SPDR	Standard & Poor’s Depositary Receipts
BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate	WTI	West Texas Intermediate
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2012	35

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

11.95%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

4.52%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

36	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2012	37

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

38	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2012	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

ANNUAL REPORT	DECEMBER 31, 2012	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

44	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT31AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Global Multi-Asset Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Schedule of Investments	11
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	39
Glossary	40
Federal Income Tax Information	41
Management of the Trust	42
Privacy Policy	44
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	45

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Multi-Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”) and other affiliated, including PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sales risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Global Multi-Asset Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Mutual Funds	49.4%
Exchange-Traded Funds	26.5%
U.S. Government Agencies	6.2%
Sovereign Issues	5.9%
Short-Term Instruments	5.0%
Other	7.0%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	Class Inception (04/15/2009)
PIMCO Global Multi-Asset Portfolio Administrative Class	8.87%	9.92%
MSCI World Index±	15.83%	14.08%	*
60% MSCI World Index/40% Barclays U.S. Aggregate Index±±	11.29%	11.39%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 04/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.61% for Administrative Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

±± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,066.10	$1,021.77
Expenses Paid During Period†	$3.48	$3.41
Net Annualized Expense Ratio††	0.67%	0.67%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Multi-Asset Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (“1940 Act”), fixed income instruments, equity securities, forwards and derivatives. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except funds of funds as well as funds of PIMCO Equity Series, an affiliated open-end investment company) and PIMCO ETF Trust, an affiliated open-end investment company. The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

»	An underweight allocation to developed market equities detracted from relative performance as developed market equities posted positive returns over the reporting period.

»	An allocation to emerging market equities benefited performance as the MSCI Emerging Markets Index returned 18.22% over the reporting period.

»	Exposure to U.S. interest rate duration (or sensitivity to changes in market interest rates) contributed to performance as the ten-year U.S. Treasury yield declined over the reporting period.

»

An allocation to emerging market bonds contributed to performance as emerging market sovereign bonds, both local currency and U.S. dollar-denominated, and emerging market corporate bonds all posted positive returns over the reporting period.

»	An allocation to commodities, particularly gold, benefited performance as gold rallied over the reporting period which offset losses from an allocation to oil.

»

Tail-risk hedges, such as put options on U.S. equities (which seek to limit portfolio losses amid large market declines), modestly detracted from performance as the S&P 500 Index increased during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Multi-Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2012	12/31/2011	12/31/2010	04/15/2009-12/31/2009

Administrative Class
Net asset value beginning of year or period	$12.15	$12.71	$11.80	$10.00
Net investment income (a)	0.29	0.38	0.68	0.21
Net realized/unrealized gain (loss)	0.77	(0.59)	0.64	1.72
Total income (loss) from investment operations	1.06	(0.21)	1.32	1.93
Dividends from net investment income	(0.45)	(0.24)	(0.38)	(0.09)
Distributions from net realized capital gains	(0.05)	(0.11)	(0.03)	(0.04)
Total distributions	(0.50)	(0.35)	(0.41)	(0.13)
Net asset value end of year or period	$12.71	$12.15	$12.71	$11.80
Total return	8.87%	(1.73)%	11.35%	19.25%
Net assets end of year or period (000s)	$367,447	$317,925	$166,517	$11,715
Ratio of expenses to average net assets	0.67%	0.68%	0.68%	0.86	%*
Ratio of expenses to average net assets excluding waivers	1.17%	1.14%	1.12%	1.64	%*
Ratio of expenses to average net assets excluding interest expense	0.67%	0.68%	0.68%	0.86	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.17%	1.14%	1.12%	1.64	%*
Ratio of net investment income to average net assets	2.30%	2.96%	5.57%	2.56	%*
Portfolio turnover rate	133%**	38%**	71%**	136	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$967,207
Investments in Affiliates, at value	1,093,279
Repurchase agreements, at value	28,430
Cash	1
Deposits with counterparty	20,157
Foreign currency, at value	3,961
Receivable for investments sold	68,300
OTC swap premiums paid	3,621
Variation margin receivable on financial derivative instruments	5,351
Unrealized appreciation on foreign currency contracts	5,557
Unrealized appreciation on OTC swap agreements	2,669
Receivable for Portfolio shares sold	693
Interest and dividends receivable	2,703
Dividends receivable from Affiliates	2,059
Reimbursement receivable from PIMCO	103
2,204,091

Liabilities:
Payable for investments purchased	$196,570
Payable for investments in Affiliates purchased	2,029
Payable for reverse repurchase agreements	56,623
Payable for sale-buyback financing transactions	23,451
Written options outstanding	5,310
OTC swap premiums received	977
Variation margin payable on financial derivative instruments	71
Unrealized depreciation on foreign currency contracts	11,551
Unrealized depreciation on OTC swap agreements	1,983
Deposits from counterparty	12,021
Payable for Portfolio shares redeemed	913
Accrued investment advisory fees	711
Accrued supervisory and administrative fees	106
Accrued distribution fees	308
Accrued servicing fees	45
Other liabilities	8
312,677

Net Assets	$1,891,414

Net Assets Consist of:
Paid in capital	$1,839,628
Undistributed net investment income	29,674
Accumulated undistributed net realized (loss)	(8,163)
Net unrealized appreciation	30,275
$1,891,414

Net Assets:
Institutional Class	$13
Administrative Class	367,447
Advisor Class	1,523,954

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	28,901
Advisor Class	119,395

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.71
Administrative Class	12.71
Advisor Class	12.76

Cost of Investments	$961,292
Cost of Investments in Affiliates	$1,066,605
Cost of Repurchase Agreements	$28,430
Cost of Foreign Currency Held	$3,957
Premiums Received on Written Options	$10,944

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest, net of foreign taxes*	$5,696
Dividends, net of foreign taxes**	8,103
Dividends from Affiliate investments	40,730
Total Income	54,529

Expenses:
Investment advisory fees	17,542
Supervisory and administrative fees	1,323
Servicing fees – Administrative Class	531
Distribution and/or servicing fees – Advisor Class	3,741
Trustees’ fees	11
Interest expense	48
Miscellaneous expense	1
Total Expenses	23,197
Waiver and/or Reimbursement by PIMCO	(9,239)
Net Expenses	13,958

Net Investment Income	40,571

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(48,123)
Net realized (loss) on Affiliate investments	(1,664)
Net capital gain distributions received from Affiliate investments	9,501
Net realized (loss) on futures contracts	(3,337)
Net realized gain on written options	9,320
Net realized gain on swaps	5,426
Net realized (loss) on foreign currency transactions	(4,594)
Net change in unrealized appreciation on investments	80,545
Net change in unrealized appreciation on Affiliate investments	77,651
Net change in unrealized (depreciation) on futures contracts	(1,246)
Net change in unrealized appreciation on written options	2,816
Net change in unrealized (depreciation) on swaps	(3,929)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(8,927)
Net Gain	113,439

Net Increase in Net Assets Resulting from Operations	$154,010

* Foreign tax withholdings – Interest	$5

** Foreign tax withholdings – Dividends	$18

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$40,571	$40,325
Net realized gain (loss)	(41,308)	39,092
Net realized (loss) on Affiliate investments	(1,664)	(1,291)
Net capital gain distributions received from Affiliate investments	9,501	11,826
Net change in unrealized appreciation (depreciation)	69,259	(81,971)
Net change in unrealized appreciation (depreciation) on Affiliate investments	77,651	(58,187)
Net increase resulting from operations	154,010	(50,206)

Distributions to Shareholders:
From net investment income
Institutional Class	(0)^	0
Administrative Class	(12,773)	(4,988)
Advisor Class	(47,620)	(20,463)
From net realized capital gains
Institutional Class	(0)^	0
Administrative Class	(1,451)	(2,757)
Advisor Class	(6,026)	(12,028)

Total Distributions	(67,870)	(40,236)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	72,476	899,675

Total Increase in Net Assets	158,616	809,233

Net Assets:
Beginning of year	1,732,798	923,565
End of year*	$1,891,414	$1,732,798

*Including undistributed net investment income of:	$29,674	$55,200

**	See note 13 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.1%

BANKING & FINANCE 0.9%
Banco Santander Brasil S.A.
2.408% due 03/18/2014		$1,900	$1,894
Citigroup, Inc.
1.160% due 02/15/2013		1,600	1,600
Commonwealth Bank of Australia
3.625% due 06/25/2014		3,300	3,456
Dexia Credit Local S.A.
2.000% due 03/05/2013		3,200	3,203
NIBC Bank NV
2.800% due 12/02/2014		3,200	3,324
Nordea Bank AB
1.240% due 01/14/2014		3,400	3,425

			16,902

INDUSTRIALS 0.1%
New York Times Co.
5.000% due 03/15/2015		2,000	2,135

UTILITIES 0.1%
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	1,200	1,611

Total Corporate Bonds & Notes (Cost $20,210)			20,648

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.2%
California State General Obligation Bonds, (BABs), Series 2009
7.350% due 11/01/2039		$2,200	3,069
7.550% due 04/01/2039		200	289
California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040		800	1,156

Total Municipal Bonds & Notes (Cost $4,584)			4,514

U.S. GOVERNMENT AGENCIES 6.9%
Fannie Mae
2.440% due 08/01/2022		199	205
2.850% due 06/01/2022		200	212
2.920% due 06/01/2022		600	633
3.000% due 01/01/2022		397	425
Ginnie Mae
3.000% due 01/01/2043 - 02/01/2043		121,000	128,517

Total U.S. Government Agencies (Cost $129,807)			129,992

U.S. TREASURY OBLIGATIONS 4.5%
U.S. Treasury Inflation Protected Securities (b)
0.750% due 02/15/2042 (h)(i)		23,123	25,362
2.125% due 02/15/2041 (i)		7,800	11,518
U.S. Treasury Notes
0.250% due 10/31/2013		867	867
1.375% due 02/28/2019 (h)(i)(j)(k)		8,700	8,911
1.625% due 08/15/2022 (h)(i)(j)(k)(l)		38,400	38,112

Total U.S. Treasury Obligations (Cost $84,663)			84,770

MORTGAGE-BACKED SECURITIES 0.1%
American Home Mortgage Assets LLC
0.400% due 09/25/2046		1,944	1,250

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Adjustable Rate Mortgage Loan Trust
5.266% due 01/25/2036 ^		$1,870	$1,387

Total Mortgage-Backed Securities (Cost $2,548)			2,637

ASSET-BACKED SECURITIES 0.1%
Residential Asset Securities Corp. Trust
0.360% due 07/25/2036		1,774	1,440

Total Asset-Backed Securities (Cost $1,375)			1,440

SOVEREIGN ISSUES 6.5%
Autonomous Community of Madrid Spain
4.200% due 09/24/2014	EUR	6,000	7,728
4.305% due 03/06/2014		4,100	5,423
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2013	BRL	566	277
10.000% due 01/01/2014		2,854	1,432
10.000% due 01/01/2017		22,067	11,374
Italy Buoni Poliennali Del Tesoro
5.500% due 09/01/2022	EUR	8,100	11,606
5.500% due 11/01/2022		5,400	7,717
Spain Government International Bond
4.000% due 04/30/2020		1,700	2,136
4.850% due 10/31/2020		3,800	4,984
5.500% due 04/30/2021		5,800	7,862
5.850% due 01/31/2022		3,300	4,552
United Kingdom Gilt
3.750% due 09/07/2020	GBP	900	1,708
3.750% due 09/07/2021		21,500	41,006
4.000% due 03/07/2022		7,400	14,408

Total Sovereign Issues (Cost $116,661)			122,213

		SHARES
MUTUAL FUNDS (c)(d) 54.6%
PIMCO Emerging Local Bond Fund		7,212,654	79,195
PIMCO Emerging Markets Bond Fund		567,459	7,093
PIMCO Emerging Markets Corporate Bond Fund		6,669,222	81,365
PIMCO EqS Pathfinder Fund®		18,353,172	190,322
PIMCO EqS® Dividend Fund		5,393,066	60,294
PIMCO EqS® Emerging Markets Fund		11,000,383	97,573
PIMCO Global Advantage® Strategy Bond Fund		1,199,880	14,039
PIMCO Global Bond Fund (Unhedged)		697,611	6,990
PIMCO Income Fund		6,823,680	84,341
PIMCO Investment Grade Corporate Bond Fund		3,253,361	36,177
PIMCO Real Return Fund		2,397,107	29,413
PIMCO RealEstateRealReturn Strategy Fund		798,016	3,926
PIMCO StocksPLUS® Fund		17,230,466	143,702
PIMCO Total Return Fund		2,529,980	28,437
PIMCO Unconstrained Bond Fund		14,727,756	169,075

Total Mutual Funds (Cost $1,006,036)			1,031,942

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 1.0%

FINANCIALS 0.6%
Sberbank of Russia ADR	523,352	$6,573
Standard Chartered PLC	175,060	4,475

		11,048

HEALTH CARE 0.4%
Teva Pharmaceutical Industries Ltd. SP - ADR (e)	199,717	7,457

Total Common Stocks (Cost $17,715)		18,505

EXCHANGE-TRADED FUNDS 29.2%
iShares FTSE China 25 Index Fund	2,467,000	99,864
iShares MSCI EAFE Index Fund	830,287	47,177
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (c)	105,527	11,397
SPDR Gold Trust	799,552	129,535
Vanguard MSCI Emerging Markets ETF	5,952,446	265,063

Total Exchange-Traded Funds (Cost $536,698)		553,036

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	22,062	206

Total Exchange-Traded Notes (Cost $1,708)		206

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.5%

REPURCHASE AGREEMENTS 1.5%
Banc of America Securities LLC
0.230% due 01/02/2013	$1,100	1,100
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 0.125% due 12/31/2014 valued at $1,122. Repurchase proceeds are $1,100.)
Citigroup Global Markets, Inc.
0.270% due 01/02/2013	8,900	8,900
(Dated 12/31/2012. Collateralized by Freddie Mac 0.750% due 10/05/2016 valued at $9,104. Repurchase proceeds are $8,900.)
Credit Suisse Securities (USA) LLC
0.230% due 01/02/2013	1,500	1,500
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 2.125% due 12/31/2015 valued at $1,536. Repurchase proceeds are $1,500.)
JPMorgan Securities, Inc.
0.250% due 01/02/2013	7,300	7,300
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 1.875% - 2.375% due 10/31/2014 - 08/31/2017 valued at $7,459. Repurchase proceeds are $7,300.)
Morgan Stanley & Co., Inc.
0.260% due 01/02/2013	8,900	8,900
(Dated 12/31/2012. Collateralized by Fannie Mae 1.600% due 12/24/2020 valued at $9,077. Repurchase proceeds are $8,900.)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 01/02/2013	$730	$730
(Dated 12/31/2012. Collateralized by Fannie Mae 2.170% due 10/17/2022 valued at $196 and Freddie Mac 2.060% due 10/17/2022 valued at $559. Repurchase proceeds are $730.)

		28,430

SHORT-TERM NOTES 0.7%
Fannie Mae
0.162% due 02/20/2013	1,800	1,800
Freddie Mac
0.162% due 02/19/2013 - 04/24/2013	11,400	11,397

		13,197

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.7%
0.170% due 01/31/2013 - 12/12/2013 (a)(j)(k)(l)	$13,466	$13,454

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 2.6%
PIMCO Short-Term Floating NAV Portfolio	4,990,515	49,940

Total Short-Term Instruments (Cost $105,013)		105,021

MARKET VALUE (000S)
PURCHASED OPTIONS (n) 0.7%
(Cost $29,309)	$13,992

Total Investments 110.4% (Cost $2,056,327)	$2,088,916

Written Options (o) (0.3%) (Premiums $10,944)	(5,310)

Other Assets and Liabilities (Net) (10.1%)	(192,192)

Net Assets 100.0%	$1,891,414

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Portfolio.
(d)	Institutional Class Shares of each Fund.
(e)	Securities with an aggregate market value of $1,307 have been pledged as collateral as of December 31, 2012 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $24,562 at a weighted average interest rate of 0.163%.
(g)	Cash of $160 has been pledged as margin collateral for repurchase agreements and/or reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012.
(h)	Securities with an aggregate market value of $56,232 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BOS	0.340%	12/20/2012	01/04/2013	$16,164	$(16,166)
JPS	0.300%	12/12/2012	01/08/2013	1,642	(1,642)
	0.310%	12/17/2012	01/04/2013	37,237	(37,242)
RDR	0.360%	12/21/2012	01/04/2013	1,573	(1,573)

					$(56,623)

(i)	Securities with an aggregate market value of $23,267 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
GSC	0.300%	12/24/2012	01/11/2013	$551	$(552)
	0.350%	12/19/2012	01/17/2013	852	(853)
	0.370%	12/27/2012	01/11/2013	2,722	(2,723)
UAG	0.250%	12/18/2012	01/07/2013	2,385	(2,384)
	0.250%	12/19/2012	01/15/2013	16,945	(16,939)

					$(23,451)

(1)	Payable for Sale-Buyback Financing Transactions includes $(8) of deferred price drop on sale-buyback financing transactions.

(j)	Securities with an aggregate market value of $4,616 and cash of $13,783 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Arabica Coffee March Futures	Short	03/2013	76	$261
Brent Crude February Futures	Long	01/2013	75	288
Cocoa March Futures	Short	03/2013	111	87
Copper March Futures	Short	03/2013	12	(18)

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
E-mini S&P 500 Index March Futures	Long	03/2013	2,934	$(40)
Euro-Bund 10-Year Bond March Futures	Long	03/2013	119	91
Gold 100 oz. February Futures	Short	02/2013	44	30
Heating Oil February Futures	Long	01/2013	9	(5)
Natural Gas February Futures	Short	01/2013	93	161
OMX Stockholm 30 Index January Futures	Long	01/2013	573	(4)
Platinum April Futures	Short	04/2013	51	36
RBOB Gasoline February Futures	Long	01/2013	19	2
Russell 2000 Mini Index March Futures	Short	03/2013	679	(1,692)
Silver March Futures	Short	03/2013	25	48
Sugar No. 11 March Futures	Short	02/2013	256	(35)
United Kingdom Government 10-Year Gilt March Futures	Long	03/2013	245	146
Wheat March Futures	Short	03/2013	117	234
WTI Crude February Futures	Long	01/2013	152	500

				$90

(k)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $3,710 and cash of $6,214 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	0.400%	08/15/2013	$	47,900	$26	$89
Receive	3-Month USD-LIBOR	1.000%	08/15/2015		5,400	(91)	(58)
Receive	3-Month USD-LIBOR	1.700%	08/15/2017		2,100	(101)	(69)
Receive	3-Month USD-LIBOR	1.500%	01/04/2018		179,100	(379)	178
Receive	3-Month USD-LIBOR	1.750%	12/19/2022		36,500	195	(50)
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2023	AUD	79,500	(2,568)	(2,015)
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2023		68,000	(707)	(1,081)
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023		76,650	883	762
Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023		14,700	491	372
Pay	6-Month GBP-LIBOR	2.500%	09/20/2022	GBP	22,400	(326)	66
Receive	6-Month GBP-LIBOR	3.000%	03/21/2042		9,200	(232)	(957)

						$(2,809)	$(2,763)

(l)	Securities with an aggregate market value of $3,980 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.

(m)	OTC swap agreements outstanding as of December 31, 2012:

Commodity Forward Swaps
Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Receive	London Platinum Market Fixing Ltd. PM	$1,698.000	01/09/2013	GST	3,330	$(568)	$0	$(568)

Credit Default Swaps on Corporate Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid	Unrealized (Depreciation)
New York Times Co.	BRC	(1.000%	)	03/20/2015	0.892%	$	2,000	$(6)	$115	$(121)

Credit Default Swaps on Corporate, Sovereign and U.S. Municipal Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
BP Capital Markets America, Inc.	FBF	5.000%	06/20/2015	0.275%	$	600	$71	$9	$62
BP Capital Markets America, Inc.	GST	5.000%	06/20/2015	0.275%		200	24	(7)	31
Brazil Government International Bond	CBK	1.000%	03/20/2013	0.297%		5,300	10	9	1
California State General Obligation Bonds, Series 2003	CBK	1.000%	12/20/2017	1.380%		7,200	(122)	(134)	12
China Government International Bond	CBK	1.000%	12/20/2016	0.453%		3,200	70	(152)	222
China Government International Bond	DUB	1.000%	03/20/2013	0.136%		4,600	10	20	(10)
China Government International Bond	DUB	1.000%	12/20/2016	0.453%		1,300	28	(66)	94
China Government International Bond	FBF	1.000%	12/20/2016	0.453%		800	17	(38)	55

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

Credit Default Swaps on Corporate, Sovereign and U.S. Municipal Issues - Sell Protection (3) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
China Government International Bond	RYL	1.000%	12/20/2016	0.453%	$	3,400	$75	$(158)	$233
Gazprom Via Gaz Capital S.A.	DUB	1.000%	03/20/2013	0.392%		5,400	9	(56)	65

							$192	$(573)	$765

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Market Value (6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	20,760	$(257)	$196	$(453)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		18,100	(224)	(202)	(22)
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017		1,470	(19)	(32)	13
CMBX.NA.AAA.3 Index	BOA	(0.080%	)	12/13/2049		1,480	64	93	(29)
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049		3,370	145	167	(22)
CMBX.NA.AAA.3 Index	MYC	(0.080%	)	12/13/2049		780	33	48	(15)
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		2,650	115	133	(18)
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051		2,650	115	123	(8)
iTraxx Europe 9 10-Year Index 22-100%	CBK	(0.250%	)	06/20/2018	EUR	2,600	52	29	23
iTraxx Europe 9 10-Year Index 22-100%	MYC	(0.250%	)	06/20/2018		25,400	513	259	254
iTraxx Europe Crossover 18 Index	BRC	(5.000%	)	12/20/2017		3,590	(42)	34	(76)
iTraxx Europe Crossover 18 Index	HUS	(5.000%	)	12/20/2017		3,400	(39)	65	(104)
iTraxx Europe Crossover 18 Index	MYC	(5.000%	)	12/20/2017		6,000	(70)	221	(291)

							$386	$1,134	$(748)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	9.980%	01/02/2014	GLM	BRL	1,900	$34	$5	$29
Pay	1-Year BRL-CDI	10.220%	01/02/2014	MYC		3,600	72	19	53
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		11,300	416	9	407
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HUS		7,600	279	5	274
Pay	1-Year BRL-CDI	12.310%	01/02/2014	BOA		10,600	446	62	384
Pay	1-Year BRL-CDI	8.075%	01/02/2015	HUS		41,000	169	95	74
Pay	1-Year BRL-CDI	8.260%	01/02/2015	UAG		31,200	195	71	124
Pay	1-Year BRL-CDI	10.135%	01/02/2015	HUS		2,900	73	0	73
Pay	1-Year BRL-CDI	8.180%	01/02/2017	BRC		20,400	(24)	(41)	17
Pay	1-Year BRL-CDI	8.200%	01/02/2017	UAG		33,900	(33)	(78)	45
Pay	1-Year BRL-CDI	8.320%	01/02/2017	HUS		179,300	122	202	(80)
Pay	1-Year BRL-CDI	8.420%	01/02/2017	BOA		53,800	109	125	(16)
Pay	1-Year BRL-CDI	8.860%	01/02/2017	BOA		51,600	484	527	(43)
Pay	1-Year BRL-CDI	8.900%	01/02/2017	HUS		89,200	833	937	(104)
Pay	1-Year BRL-CDI	9.010%	01/02/2017	JPM		1,700	19	22	(3)
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023	BOA	AUD	1,300	18	8	10

							$3,212	$1,968	$1,244

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Variance Swaps

Pay/Receive Variance	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	S&P 500 Index	$0.072	12/18/2015	GST	$	15,424	$114	$0	$114

(n)	Purchased options outstanding as of December 31, 2012:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC WTI Crude December Futures	MYC	$130.000	11/15/2013	$	40,700	$2,849	$374
Call - OTC WTI Crude December Futures	MYC	150.000	11/17/2015		600	38	9

						$2,887	$383

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	18,560	$210	$2
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		8,000	97	1
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		5,000	31	1
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		7,000	70	1
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	2.250%	03/11/2013		20,100	247	49
Put - OTC 10-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Receive	2.250%	03/11/2013		20,100	246	49
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		145,000	7,743	5,496
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		134,400	5,011	2,583
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.875%	04/14/2014		19,200	968	365
Call - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.500%	03/18/2013		39,200	353	260
Put - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	3.100%	03/18/2013		39,200	494	364

								$15,470	$9,171

Foreign Currency Options
Description	Counterparty	Exercise Price			Expiration Date	Notional Amount		Cost	Market Value
Put - OTC AUD versus USD	CBK	$		0.980	02/15/2013	AUD	32,400	$184	$29
Put - OTC AUD versus USD	MSX			0.980	02/15/2013		39,600	221	36
Call - OTC EUR versus USD	BRC			1.336	01/22/2013	EUR	3,300	13	15
Put - OTC EUR versus USD	DUB			1.000	05/22/2015		22,700	1,124	182
Put - OTC EUR versus USD	BPS			1.000	05/22/2015		25,000	787	200
Call - OTC GBP versus USD	JPM			1.642	01/24/2013	GBP	2,700	10	9
Put - OTC NZD versus USD	FBF			0.829	01/21/2013	NZD	4,600	13	41
Call - OTC USD versus BRL	UAG		BRL	2.115	01/24/2013	$	3,200	17	7
Call - OTC USD versus CAD	BRC		CAD	0.999	01/23/2013		4,400	10	17
Put - OTC USD versus JPY	DUB		JPY	82.670	01/25/2013		4,400	16	1
Call - OTC USD versus MXN	BRC		MXN	13.068	01/24/2013		2,600	11	19
Call - OTC USD versus NOK	UAG		NOK	5.641	01/23/2013		3,500	13	13

								$2,419	$569

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$ 13.000	01/19/2013	2,900	$307	$3

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CBOE S&P 500 Index	1,300.000	01/19/2013	687		N/A	$1,081	$120
Put - CBOE S&P 500 Index	1,000.000	03/16/2013	144		N/A	530	11
Put - CBOE S&P 500 Index	1,025.000	03/16/2013	458		N/A	1,178	48
Put - CBOE S&P 500 Index	1,300.000	03/16/2013	313		N/A	1,137	424
Put - CBOE S&P 500 Index	1,300.000	06/22/2013	674		N/A	3,555	2,157
Call - OTC Nikkei Stock Average Volatility Index	10,500.000	12/13/2013	N/A	JPY	12,450	745	1,106

						$8,226	$3,866

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

(o)	Written options outstanding as of December 31, 2012:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC Brent Crude December Futures	MYC	$	140.000	11/11/2013	$	40,700	$2,991	$(460)
Call - OTC Brent Crude December Futures	MYC		160.000	11/10/2015		600	38	(10)

							$3,029	$(470)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	0.800%	07/11/2013	$	6,200	$20	$(27)
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		6,200	20	(1)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.800%	07/11/2013		22,000	78	(95)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		22,000	78	(3)
Call - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Receive	1.200%	07/11/2013		3,800	27	(56)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		3,800	27	0
Call - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		8,800	86	(215)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		8,800	158	(3)
Call - OTC 5-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		6,200	14	(5)
Put - OTC 5-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		6,200	16	(2)
Call - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		35,300	335	(863)
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		35,300	649	(11)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		19,500	46	(17)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		19,500	47	(6)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.850%	04/14/2014		80,600	967	(126)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	0.800%	03/18/2013		263,500	211	(408)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		263,500	501	(231)
Call - OTC 5-Year Interest Rate Swap	HUS	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		31,300	294	(765)
Put - OTC 5-Year Interest Rate Swap	HUS	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		31,300	573	(10)
Call - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.800%	03/18/2013		233,700	263	(362)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		233,700	386	(205)
Put - OTC 10-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	2.280%	03/11/2013	EUR	15,600	197	(2)
Put - OTC 10-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	2.280%	03/11/2013		15,600	201	(2)

								$5,194	$(3,415)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC EUR versus USD	BRC	$	1.298	01/22/2013	EUR	3,300	$13	$(11)
Put - OTC GBP versus USD	JPM		1.608	01/24/2013	GBP	2,700	10	(11)
Call - OTC NZD versus USD	FBF		0.855	01/21/2013	NZD	4,600	12	(1)
Put - OTC USD versus BRL	UAG	BRL	2.032	01/24/2013	$	3,200	14	(15)
Put - OTC USD versus CAD	BRC	CAD	0.979	01/23/2013		4,400	10	(3)
Call - OTC USD versus JPY	DUB	JPY	85.620	01/25/2013		4,400	17	(71)
Put - OTC USD versus MXN	BRC	MXN	12.603	01/24/2013		2,600	9	(5)
Put - OTC USD versus NOK	UAG	NOK	5.465	01/23/2013		3,500	12	(10)

							$97	$(127)

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$ 11.000	01/19/2013	2,900	$142	$(3)

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Notional Amount		Premium	Market Value
Put - CBOE S&P 500 Index	1,100.000	01/19/2013	687		N/A	$204	$(17)
Put - CBOE S&P 500 Index	1,100.000	03/16/2013	313		N/A	291	(65)
Put - CBOE S&P 500 Index	1,100.000	06/22/2013	674		N/A	1,332	(633)
Put - OTC Nikkei Stock Average Volatility Index	9,000.000	12/13/2013	N/A	JPY	12,450	578	(575)

						$2,405	$(1,290)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Options on Securities
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE BP PLC SP - ADR	$ 29.000	01/19/2013	1,871	$77	$(5)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Notional Amount in NZD		Premium
Balance at 12/31/2011	2,309	$389,233	AUD	0	EUR	12,100	GBP	3,100	JPY	0	NZD	6,400	$7,355
Sales	59,755	2,465,380		6,000		152,900		71,700		12,450		49,600	17,825
Closing Buys	(53,411)	(966,931)		(6,000)		(97,300)		(57,500)		0		(32,500)	(12,359)
Expirations	0	0		0		0		0		0		0	0
Exercised	(2,208)	(487,082)		0		(33,200)		(14,600)		0		(18,900)	(1,877)

Balance at 12/31/2012	6,445	$1,400,600	AUD	0	EUR	34,500	GBP	2,700	JPY	12,450	NZD	4,600	10,944

(p)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	13,787	$	14,285	BPS	$0	$(25)	$(25)
01/2013		2,805		2,952	BRC	41	(1)	40
01/2013		13,326		13,800	DUB	0	(39)	(39)
01/2013		7,326		7,676	HUS	73	0	73
01/2013		7,200		7,440	JPM	0	(33)	(33)
01/2013	CAD	20,378		20,500	DUB	13	0	13
01/2013	CHF	3,281		3,594	JPM	6	0	6
01/2013	CLP	1,515,389		3,162	FBF	0	(1)	(1)
01/2013		1,357,505		2,837	HUS	4	0	4
01/2013	EUR	3,005		3,907	BOA	0	(60)	(60)
01/2013		1,650		2,173	BRC	0	(5)	(5)
01/2013		1,702		2,241	CBK	0	(6)	(6)
01/2013		10,199		13,201	FBF	0	(263)	(263)
01/2013		2,577		3,286	HUS	0	(115)	(115)
01/2013		3,014		3,840	MSC	0	(139)	(139)
01/2013	GBP	3,736		6,005	BPS	0	(64)	(64)
01/2013		1,350		2,194	CBK	1	0	1
01/2013		1,350		2,194	JPM	1	0	1
01/2013	IDR	21,937,500		2,250	JPM	10	0	10
01/2013		150,139,000		15,325	MSC	0	(9)	(9)
01/2013	INR	1,516,435		27,235	JPM	0	(333)	(333)
01/2013	JPY	184,978		2,200	BRC	65	0	65
01/2013		2,342,580		28,508	DUB	1,466	0	1,466
01/2013	MYR	65,216		21,176	UAG	0	(150)	(150)
01/2013	NZD	7,394		5,997	HUS	0	(111)	(111)
01/2013	RUB	294,875		9,373	BRC	0	(258)	(258)
01/2013		961,291		28,942	JPM	0	(2,457)	(2,457)
01/2013	THB	392,915		12,648	UAG	0	(180)	(180)
01/2013	TRY	25,356		13,775	JPM	0	(386)	(386)
01/2013	TWD	1,154,333		39,873	UAG	0	(28)	(28)
01/2013	$	14,294	AUD	13,787	BPS	23	0	23
01/2013		4,629		4,452	BRC	0	(8)	(8)
01/2013		749		725	HUS	3	0	3
01/2013		214		204	UAG	0	(3)	(3)
01/2013		1,600	BRL	3,308	JPM	10	0	10
01/2013		1,600		3,308	UAG	10	0	10
01/2013		20,489	CAD	20,378	BPS	0	(2)	(2)
01/2013		2,200		2,174	BRC	0	(16)	(16)
01/2013		2,200		2,174	CBK	0	(15)	(15)
01/2013		3,600	CHF	3,281	CBK	0	(12)	(12)
01/2013		2,909	CLP	1,393,289	MSC	0	(1)	(1)
01/2013		66,166	EUR	50,342	HUS	358	(69)	289
01/2013		186		145	RBC	5	0	5
01/2013		7,316		5,625	RYL	110	0	110
01/2013		5,816	GBP	3,600	DUB	33	0	33
01/2013		17,622	IDR	172,076,500	JPM	0	(48)	(48)
01/2013		27,672	INR	1,516,435	CBK	0	(104)	(104)
01/2013		16,132	JPY	1,361,622	CBK	0	(414)	(414)
01/2013		1,300	MXN	16,644	BRC	0	(15)	(15)
01/2013		1,300		16,644	HUS	0	(15)	(15)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	$	18,855	MYR	57,593	BOA	$0	$(22)	$(22)
01/2013		17,138		52,442	BRC	11	0	11
01/2013		875	NOK	4,857	CBK	0	(2)	(2)
01/2013		875		4,857	GLM	0	(2)	(2)
01/2013		1,750		9,714	UAG	0	(3)	(3)
01/2013		1,937	NZD	2,300	FBF	0	(38)	(38)
01/2013		7,622		9,112	HUS	0	(96)	(96)
01/2013		968		1,150	RBC	0	(19)	(19)
01/2013		41,992	SGD	51,180	UAG	0	(97)	(97)
01/2013		6,749	THB	207,629	BPS	30	0	30
01/2013		6,033		185,286	JPM	16	0	16
01/2013		8,998	TRY	16,484	BRC	208	0	208
01/2013	ZAR	101,487	$	11,494	BRC	0	(433)	(433)
01/2013		19,924		2,250	HUS	0	(91)	(91)
01/2013		194,155		22,102	JPM	0	(715)	(715)
02/2013	BRL	121,593		59,132	HUS	0	(4)	(4)
02/2013		31,058		14,736	MSC	0	(369)	(369)
02/2013		24,796		11,776	UAG	0	(283)	(283)
02/2013	CNY	30,402		4,822	BRC	0	(11)	(11)
02/2013		86,822		13,627	JPM	0	(174)	(174)
02/2013	CZK	32,190		1,660	JPM	0	(34)	(34)
02/2013	HKD	463,582		59,829	UAG	10	0	10
02/2013	HUF	206,612		927	JPM	0	(5)	(5)
02/2013	KRW	67,915,996		62,368	JPM	0	(1,172)	(1,172)
02/2013	PLN	47,613		14,744	JPM	0	(575)	(575)
02/2013	$	1,106	BRL	2,314	BRC	19	0	19
02/2013		344		721	FBF	7	0	7
02/2013		1,182		2,475	HUS	22	0	22
02/2013		857		1,793	UAG	15	0	15
02/2013		7,465	CHF	6,834	BRC	13	0	13
02/2013		2,476		2,329	CBK	73	0	73
02/2013		15,406		14,043	HUS	0	(40)	(40)
02/2013		3,596		3,281	JPM	0	(6)	(6)
02/2013		10,763		9,966	RYL	142	0	142
02/2013		3,501	DKK	20,391	RBC	109	0	109
02/2013		6,134	KRW	6,645,576	HUS	83	0	83
02/2013		2,891	NOK	16,700	HUS	110	0	110
02/2013		41,553	SEK	281,191	HUS	1,644	0	1,644
02/2013		5,639		37,259	UAG	85	0	85
02/2013		6,488	SGD	7,916	FBF	0	(8)	(8)
02/2013		12,743		15,542	JPM	0	(21)	(21)
03/2013	CAD	20,378	$	20,454	BPS	2	0	2
03/2013	GBP	12,681		20,420	BOA	0	(175)	(175)
03/2013		312		508	BRC	1	0	1
03/2013		12,288		19,680	JPM	0	(277)	(277)
03/2013		252		406	RYL	0	(4)	(4)
03/2013	PHP	192,917		4,687	CBK	0	(44)	(44)
03/2013	$	7,043	CAD	7,009	BRC	0	(8)	(8)
03/2013		2,531		2,501	CBK	0	(21)	(21)
03/2013		13,564		13,404	FBF	0	(110)	(110)
03/2013		26,389		26,097	HUS	0	(196)	(196)
03/2013		6,003	GBP	3,736	BPS	64	0	64
03/2013		12,722		7,874	BRC	66	0	66
03/2013		57		35	CBK	0	0	0
04/2013	COP	6,118,749	$	3,316	UAG	0	(111)	(111)
04/2013	IDR	172,076,500		17,491	JPM	84	0	84
04/2013	ILS	20,901		5,436	BRC	0	(144)	(144)
04/2013	INR	1,516,435		27,313	CBK	120	0	120
04/2013	MXN	152,134		11,571	HUS	2	(102)	(100)
04/2013		94,617		7,264	JPM	5	0	5
04/2013		398,023		30,554	MSC	115	(95)	20
04/2013		414,213		31,574	UAG	7	(209)	(202)
04/2013	PEN	10,212		3,924	MSC	0	(58)	(58)
04/2013	THB	185,286		6,007	JPM	0	(15)	(15)
04/2013	$	6,600	MXN	84,916	BOA	0	(86)	(86)
04/2013		3,900		50,185	BRC	0	(50)	(50)
04/2013		4,700		60,334	JPM	0	(71)	(71)
04/2013		8,087		105,602	MSC	36	(22)	14
04/2013		10,258		133,108	UAG	0	(47)	(47)
04/2013		5,768	MYR	17,725	BOA	9	0	9
04/2013		14,770		45,396	UAG	26	0	26

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
06/2013	CLP	1,393,289	$	2,853	MSC	$2	$0	$2
08/2013	$	1,117	CNY	7,000	DUB	0	(10)	(10)
08/2013		3,393		21,424	UAG	0	(2)	(2)
10/2013		17,184		109,136	FBF	70	0	70
10/2013		24,433		155,296	UAG	119	0	119
09/2015		1,547		9,400	DUB	0	(89)	(89)

						$5,557	$(11,551)	$(5,994)

(q)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$16,902	$0	$16,902
Industrials	0	2,135	0	2,135
Utilities	0	1,611	0	1,611
Municipal Bonds & Notes
California	0	4,514	0	4,514
U.S. Government Agencies	0	129,992	0	129,992
U.S. Treasury Obligations	0	84,770	0	84,770
Mortgage-Backed Securities	0	2,637	0	2,637
Asset-Backed Securities	0	1,440	0	1,440
Sovereign Issues	0	122,213	0	122,213
Mutual Funds	1,031,942	0	0	1,031,942
Common Stocks
Financials	11,048	0	0	11,048
Health Care	7,457	0	0	7,457
Exchange-Traded Funds	553,036	0	0	553,036
Exchange-Traded Notes	206	0	0	206
Short-Term Instruments
Repurchase Agreements	0	28,430	0	28,430
Short-Term Notes	0	13,197	0	13,197
U.S. Treasury Bills	0	13,454	0	13,454
Central Funds Used for Cash Management Purposes	49,940	0	0	49,940
Purchased Options
Commodity Contracts	0	383	0	383

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Equity Contracts	$2,763	$1,106	$0	$3,869
Foreign Exchange Contracts	0	569	0	569
Interest Rate Contracts	0	9,171	0	9,171
	$1,656,392	$432,524	$0	$2,088,916

Financial Derivative Instruments - Assets
Commodity Contracts	1,647	0	0	1,647
Credit Contracts	0	1,065	0	1,065
Equity Contracts	0	114	0	114
Foreign Exchange Contracts	0	5,557	0	5,557
Interest Rate Contracts	237	2,957	0	3,194
	$1,884	$9,693	$0	$11,577

Financial Derivative Instruments - Liabilities
Commodity Contracts	(58)	(1,038)	0	(1,096)
Credit Contracts	0	(1,169)	0	(1,169)
Equity Contracts	(2,455)	(575)	0	(3,030)
Foreign Exchange Contracts	0	(11,678)	0	(11,678)
Interest Rate Contracts	(3)	(7,892)	0	(7,895)
	$(2,516)	$(22,352)	$0	$(24,868)

Totals	$1,655,760	$419,865	$0	$2,075,625

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

(r)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$383	$0	$3,869	$569	$9,171	$13,992
Variation margin receivable on financial derivative instruments (2)	197	0	3,809	0	1,345	5,351
Unrealized appreciation on foreign currency contracts	0	0	0	5,557	0	5,557
Unrealized appreciation on OTC swap agreements	0	1,065	114	0	1,490	2,669

	$580	$1,065	$7,792	$6,126	$12,006	$27,569

Liabilities:
Written options outstanding	$470	$0	$1,298	$127	$3,415	$5,310
Variation margin payable on financial derivative instruments (2)	0	0	51	0	20	71
Unrealized depreciation on foreign currency contracts	0	0	0	11,551	0	11,551
Unrealized depreciation on OTC swap agreements	568	1,169	0	0	246	1,983

	$1,038	$1,169	$1,349	$11,678	$3,681	$18,915

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

December 31, 2012

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$(5,138)	$0	$(38,720)	$(9,702)	$(391)	$(53,951)
Net realized gain (loss) on futures contracts	(8,316)	0	852	0	4,127	(3,337)
Net realized gain (loss) on written options	(279)	484	5,209	2,068	1,838	9,320
Net realized gain (loss) on swaps	700	(2,073)	879	0	5,920	5,426
Net realized (loss) on foreign currency transactions	0	0	0	(6,552)	0	(6,552)

	$(13,033)	$(1,589)	$(31,780)	$(14,186)	$11,494	$(49,094)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(1,537)	$0	$19,174	$(276)	$(2,478)	$14,883
Net change in unrealized appreciation (depreciation) on futures contracts	1,589	0	(1,496)	0	(1,339)	(1,246)
Net change in unrealized appreciation (depreciation) on written options	1,758	0	(427)	(227)	1,712	2,816
Net change in unrealized appreciation (depreciation) on swaps	63	(1,624)	182	0	(2,550)	(3,929)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(9,096)	0	(9,096)

	$1,873	$(1,624)	$17,433	$(9,599)	$(4,655)	$3,428

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $90 and open centrally cleared swaps cumulative appreciation/(depreciation) of ($2,763) as reported in the Notes to Consolidated Schedule of Investments.

(s)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO Global Multi-Asset Portfolio			PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
BOA	$445	$(180)	$265	$0	$0	$0
BPS	800	(580)	220	0	0	0
BRC	(1,438)	1,462	24	0	0	0
CBK	(385)	260	(125)	0	0	0
DUB	1,527	(1,180)	347	0	0	0
FBF	(596)	439	(157)	0	0	0
GLM	32	0	32	0	0	0
GST	120	0	120	(568)	321	(247)
HUS	2,120	(2,380)	(260)	0	0	0
JPM	(774)	649	(125)	0	0	0
MSC	(539)	(1,750)	(2,289)	0	0	0
MSX	36	(70)	(34)	0	0	0
MYC	4,086	(4,750)	(664)	(1)	0	(1)
RBC	95	0	95	0	0	0
RYL	(242)	0	(242)	0	0	0
UAG	(740)	559	(181)	0	0	0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO Global Multi-Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest in any of the funds of PIMCO Funds, an affiliated open-end investment company, except funds of funds, as well as funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies (“Underlying PIMCO Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMA Subsidiary”), and the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS®

Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The GMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The GMA Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMA Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Consolidated Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Consolidated Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after

22	PIMCO VARIABLE INSURANCE TRUST

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January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in

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Notes to Financial Statements (Cont.)

markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem

24	PIMCO VARIABLE INSURANCE TRUST

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or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S.

Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations,

26	PIMCO VARIABLE INSURANCE TRUST

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including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Consolidated Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Consolidated Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying commodity for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The settlement for a Commodity Option will not include actual delivery of the underlying commodity but will rather settle the amount of the difference directly into the Portfolio’s custody account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment.

Options on Securities  The Portfolio may write or purchase options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment.

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash

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flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into commodity forward, credit default, interest rate, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure of the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price of the commodity with respect to the number of units. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price variance of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (Cont.)

obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements

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exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio may invest in shares of the Acquired Funds, the risk of investing in the Portfolio may be closely related to the risks associated with the Acquired Funds and their investments. The Portfolio may also invest its assets directly in stocks or bonds of other issuers and in other instruments such as forwards, options, futures contracts or swap agreements.

Investing in the Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect

ANNUAL REPORT	DECEMBER 31, 2012	31

Notes to Financial Statements (Cont.)

a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial

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derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Account Agreements and agreements governing listed equity option transactions between the Portfolio and selected counterparties or brokers govern the considerations and factors surrounding accounts opened for short selling and listed equity option transactions and activities, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination.

8. BASIS FOR CONSOLIDATION OF THE PIMCO GLOBAL MULTI-ASSET PORTFOLIO

The GMA Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMA Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMA Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMA Subsidiary, comprising the entire issued share capital of the GMA Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2012 of the GMA Subsidiary to the Portfolio (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Portfolio Net Assets	Subsidiary Net Assets	% of Portfolio Net Assets
PIMCO Cayman Commodity Portfolio II Ltd.	11/21/2008	01/14/2009	$1,891,414	$161,491	8.5%

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.90%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor

(“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

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Notes to Financial Statements (Cont.)

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2013, to waive, first, the Investment Advisory Fee and, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2012, the amount was $7,846,048.

The GMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2012, the amount was $1,392,854.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the

34	PIMCO VARIABLE INSURANCE TRUST

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current market price. During the period ended December 31, 2012, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$9,528	$609

The Portfolio may invest assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2012 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
PIMCO 0-5 Year High Yield Corporate Bond Index Fund	$2,131	$0	$(2,148)	$102	$(85)	$0	$0	$0
PIMCO Emerging Local Bond Fund	61,962	11,197	0	0	6,036	79,195	4,197	0
PIMCO Emerging Markets Bond Fund	23,388	1,095	(19,900)	1,399	1,111	7,093	1,087	7
PIMCO Emerging Markets Corporate Bond Fund	61,237	12,246	0	0	7,882	81,365	3,015	232
PIMCO Emerging Markets Currency Fund	30,623	216	(31,746)	(2,391)	3,298	0	237	0
PIMCO EqS Pathfinder Fund®	169,227	9,439	0	0	11,656	190,322	5,440	0
PIMCO EqS® Dividend Fund	0	56,752	0	0	3,542	60,294	1,354	67
PIMCO EqS® Emerging Markets Fund	82,570	4,958	0	0	10,045	97,573	959	0
PIMCO Foreign Bond Fund (Unhedged)	0	4,000	(4,015)	15	0	0	0	0
PIMCO Global Advantage® Strategy Bond Fund	50,061	4,224	(42,600)	2,233	121	14,039	1,167	57
PIMCO Global Bond Fund (Unhedged)	19,509	9,596	(23,100)	1,216	(231)	6,990	1,005	91
PIMCO Income Fund	0	84,311	0	0	30	84,341	1,368	113
PIMCO Investment Grade Corporate Bond Fund	31,461	2,361	0	0	2,355	36,177	1,981	379
PIMCO Investment Grade Corporate Bond Index Fund	10,629	0	0	0	768	11,397	411	16
PIMCO Long-Term U.S. Government Fund	42,934	37,231	(78,580)	(5,492)	3,907	0	878	0
PIMCO Real Return Fund	0	29,000	0	0	413	29,413	878	352
PIMCO RealEstateRealReturn Strategy Fund	3,052	808	0	0	66	3,926	768	40
PIMCO Short-Term Floating NAV Portfolio	17,956	499,376	(467,400)	(1)	9	49,940	174	1
PIMCO StocksPLUS® Fund	223,616	16,294	(117,980)	(1,517)	23,289	143,702	8,624	7,670
PIMCO Total Return Fund	93,407	19,996	(90,100)	2,772	2,362	28,437	3,189	278
PIMCO Unconstrained Bond Fund	52,702	115,296	0	0	1,077	169,075	3,998	198
Totals	$976,465	$918,396	$(877,569)	$(1,664)	$77,651	$1,093,279	$40,730	$9,501

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,856,927	$1,679,629	$852,924	$763,962

ANNUAL REPORT	DECEMBER 31, 2012	35

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1	$13	0	$0
Administrative Class	3,663	46,128	13,648	175,883
Advisor Class	8,213	103,030	57,201	735,727
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	1,138	14,224	615	7,746
Advisor Class	4,283	53,646	2,578	32,490
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(2,071)	(25,916)	(1,192)	(14,956)
Advisor Class	(9,465)	(118,649)	(2,907)	(37,215)
Net increase resulting from Portfolio share transactions	5,762	$72,476	69,943	$899,675

As of December 31, 2012, 3 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 90% of the Portfolio. 1 shareholder is a related party to the Portfolio and comprises 17% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the

IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$31,660	$—	$27,299	$(6,136)	$(1,038)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2012, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$1,038	$—

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$2,068,242	$48,206	$(27,532)	$20,674

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

ANNUAL REPORT	DECEMBER 31, 2012	37

Notes to Financial Statements (Cont.)

December 31, 2012

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$60,392	$7,478	$—
12/31/2011	$35,063	$5,173	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

38	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Global Multi-Asset Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the PIMCO Global Multi-Asset Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	39

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MSX	Morgan Stanley Capital Group, Inc.
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	RDR	RBC Dain Rausher, Inc.
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	RYL	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	HUF	Hungarian Forint	PHP	Philippine Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty
CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
DKK	Danish Krone	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
EUR	Euro	NOK	Norwegian Krone	USD (or $)	United States Dollar
GBP	British Pound	NZD	New Zealand Dollar	ZAR	South African Rand
HKD	Hong Kong Dollar	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index	EAFE	Europe, Australasia, and Far East Stock Index

Other Abbreviations:
ADR	American Depositary Receipt	ETF	Exchange Traded Fund	oz.	Ounce
BABs	Build America Bonds	ETN	Exchange Traded Notes	RBOB	Reformulated Blendstock for Oxygenate Blending
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	SPDR	Standard & Poor’s Depositary Receipts
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	WTI	West Texas Intermediate

40	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

100.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

2.99%

For the current year pursuant to IRC Section 852(b)(3)(C)(v), the Fund designates an increase in net capital gain in the amount of $88,231 arising from a determination under Section 860(e) relating to a prior year.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	41

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	43

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

44	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT32AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Global Multi-Asset Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Schedule of Investments	11
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	39
Glossary	40
Federal Income Tax Information	41
Management of the Trust	42
Privacy Policy	44
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	45

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Multi-Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”) and other affiliated, including PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sales risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Global Multi-Asset Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

Mutual Funds	49.4%
Exchange-Traded Funds	26.5%
U.S. Government Agencies	6.2%
Sovereign Issues	5.9%
Short-Term Instruments	5.0%
Other	7.0%
‡	% of Total Investments as of 12/31/12

Cumulative Total Return for the period ended December 31, 2012
Class Inception (04/30/2012)
PIMCO Global Multi-Asset Portfolio Institutional Class	3.50%
MSCI World Index±	5.01%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±±	4.28%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.46% for Institutional Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

±± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,067.10	$1,022.52
Expenses Paid During Period†	$2.70	$2.64
Net Annualized Expense Ratio††	0.52%	0.52%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Multi-Asset Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (“1940 Act”), fixed income instruments, equity securities, forwards and derivatives. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except funds of funds as well as funds of PIMCO Equity Series, an affiliated open-end investment company) and PIMCO ETF Trust, an affiliated open-end investment company. The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

»	An underweight allocation to developed market equities detracted from relative performance as developed market equities posted positive returns over the reporting period.

»	An allocation to emerging market equities benefited performance as the MSCI Emerging Markets Index returned 18.22% over the reporting period.

»	Exposure to U.S. interest rate duration (or sensitivity to changes in market interest rates) contributed to performance as the ten-year U.S. Treasury yield declined over the reporting period.

»

An allocation to emerging market bonds contributed to performance as emerging market sovereign bonds, both local currency and U.S. dollar-denominated, and emerging market corporate bonds all posted positive returns over the reporting period.

»	An allocation to commodities, particularly gold, benefited performance as gold rallied over the reporting period which offset losses from an allocation to oil.

»

Tail-risk hedges, such as put options on U.S. equities (which seek to limit portfolio losses amid large market declines), modestly detracted from performance as the S&P 500 Index increased during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Multi-Asset Portfolio

Selected Per Share Data for the Period Ended:	04/30/2012—12/31/2012

Institutional Class
Net asset value beginning of period	$12.68
Net investment income (a)	0.31
Net realized/unrealized gain	0.12
Total income from investment operations	0.43
Dividends from net investment income	(0.35)
Distributions from net realized capital gains	(0.05)
Total distributions	(0.40)
Net asset value end of period	$12.71
Total return	3.50%
Net assets end of period (000s)	$13
Ratio of expenses to average net assets	0.52	%*
Ratio of expenses to average net assets excluding waivers	1.02	%*
Ratio of expenses to average net assets excluding interest expense	0.52	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.02	%*
Ratio of net investment income to average net assets	3.66	%*
Portfolio turnover rate	133	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$967,207
Investments in Affiliates, at value	1,093,279
Repurchase agreements, at value	28,430
Cash	1
Deposits with counterparty	20,157
Foreign currency, at value	3,961
Receivable for investments sold	68,300
OTC swap premiums paid	3,621
Variation margin receivable on financial derivative instruments	5,351
Unrealized appreciation on foreign currency contracts	5,557
Unrealized appreciation on OTC swap agreements	2,669
Receivable for Portfolio shares sold	693
Interest and dividends receivable	2,703
Dividends receivable from Affiliates	2,059
Reimbursement receivable from PIMCO	103
2,204,091

Liabilities:
Payable for investments purchased	$196,570
Payable for investments in Affiliates purchased	2,029
Payable for reverse repurchase agreements	56,623
Payable for sale-buyback financing transactions	23,451
Written options outstanding	5,310
OTC swap premiums received	977
Variation margin payable on financial derivative instruments	71
Unrealized depreciation on foreign currency contracts	11,551
Unrealized depreciation on OTC swap agreements	1,983
Deposits from counterparty	12,021
Payable for Portfolio shares redeemed	913
Accrued investment advisory fees	711
Accrued supervisory and administrative fees	106
Accrued distribution fees	308
Accrued servicing fees	45
Other liabilities	8
312,677

Net Assets	$1,891,414

Net Assets Consist of:
Paid in capital	$1,839,628
Undistributed net investment income	29,674
Accumulated undistributed net realized (loss)	(8,163)
Net unrealized appreciation	30,275
$1,891,414

Net Assets:
Institutional Class	$13
Administrative Class	367,447
Advisor Class	1,523,954

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	28,901
Advisor Class	119,395

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.71
Administrative Class	12.71
Advisor Class	12.76

Cost of Investments	$961,292
Cost of Investments in Affiliates	$1,066,605
Cost of Repurchase Agreements	$28,430
Cost of Foreign Currency Held	$3,957
Premiums Received on Written Options	$10,944

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest, net of foreign taxes*	$5,696
Dividends, net of foreign taxes**	8,103
Dividends from Affiliate investments	40,730
Total Income	54,529

Expenses:
Investment advisory fees	17,542
Supervisory and administrative fees	1,323
Servicing fees – Administrative Class	531
Distribution and/or servicing fees – Advisor Class	3,741
Trustees’ fees	11
Interest expense	48
Miscellaneous expense	1
Total Expenses	23,197
Waiver and/or Reimbursement by PIMCO	(9,239)
Net Expenses	13,958

Net Investment Income	40,571

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(48,123)
Net realized (loss) on Affiliate investments	(1,664)
Net capital gain distributions received from Affiliate investments	9,501
Net realized (loss) on futures contracts	(3,337)
Net realized gain on written options	9,320
Net realized gain on swaps	5,426
Net realized (loss) on foreign currency transactions	(4,594)
Net change in unrealized appreciation on investments	80,545
Net change in unrealized appreciation on Affiliate investments	77,651
Net change in unrealized (depreciation) on futures contracts	(1,246)
Net change in unrealized appreciation on written options	2,816
Net change in unrealized (depreciation) on swaps	(3,929)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(8,927)
Net Gain	113,439

Net Increase in Net Assets Resulting from Operations	$154,010

* Foreign tax withholdings – Interest	$5

** Foreign tax withholdings – Dividends	$18

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$40,571	$40,325
Net realized gain (loss)	(41,308)	39,092
Net realized (loss) on Affiliate investments	(1,664)	(1,291)
Net capital gain distributions received from Affiliate investments	9,501	11,826
Net change in unrealized appreciation (depreciation)	69,259	(81,971)
Net change in unrealized appreciation (depreciation) on Affiliate investments	77,651	(58,187)
Net increase resulting from operations	154,010	(50,206)

Distributions to Shareholders:
From net investment income
Institutional Class	(0)^	0
Administrative Class	(12,773)	(4,988)
Advisor Class	(47,620)	(20,463)
From net realized capital gains
Institutional Class	(0)^	0
Administrative Class	(1,451)	(2,757)
Advisor Class	(6,026)	(12,028)

Total Distributions	(67,870)	(40,236)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	72,476	899,675

Total Increase in Net Assets	158,616	809,233

Net Assets:
Beginning of year	1,732,798	923,565
End of year*	$1,891,414	$1,732,798

*Including undistributed net investment income of:	$29,674	$55,200

**	See note 13 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.1%

BANKING & FINANCE 0.9%
Banco Santander Brasil S.A.
2.408% due 03/18/2014		$1,900	$1,894
Citigroup, Inc.
1.160% due 02/15/2013		1,600	1,600
Commonwealth Bank of Australia
3.625% due 06/25/2014		3,300	3,456
Dexia Credit Local S.A.
2.000% due 03/05/2013		3,200	3,203
NIBC Bank NV
2.800% due 12/02/2014		3,200	3,324
Nordea Bank AB
1.240% due 01/14/2014		3,400	3,425

			16,902

INDUSTRIALS 0.1%
New York Times Co.
5.000% due 03/15/2015		2,000	2,135

UTILITIES 0.1%
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	1,200	1,611

Total Corporate Bonds & Notes (Cost $20,210)			20,648

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.2%
California State General Obligation Bonds, (BABs), Series 2009
7.350% due 11/01/2039		$2,200	3,069
7.550% due 04/01/2039		200	289
California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040		800	1,156

Total Municipal Bonds & Notes (Cost $4,584)			4,514

U.S. GOVERNMENT AGENCIES 6.9%
Fannie Mae
2.440% due 08/01/2022		199	205
2.850% due 06/01/2022		200	212
2.920% due 06/01/2022		600	633
3.000% due 01/01/2022		397	425
Ginnie Mae
3.000% due 01/01/2043 - 02/01/2043		121,000	128,517

Total U.S. Government Agencies (Cost $129,807)			129,992

U.S. TREASURY OBLIGATIONS 4.5%
U.S. Treasury Inflation Protected Securities (b)
0.750% due 02/15/2042 (h)(i)		23,123	25,362
2.125% due 02/15/2041 (i)		7,800	11,518
U.S. Treasury Notes
0.250% due 10/31/2013		867	867
1.375% due 02/28/2019 (h)(i)(j)(k)		8,700	8,911
1.625% due 08/15/2022 (h)(i)(j)(k)(l)		38,400	38,112

Total U.S. Treasury Obligations (Cost $84,663)			84,770

MORTGAGE-BACKED SECURITIES 0.1%
American Home Mortgage Assets LLC
0.400% due 09/25/2046		1,944	1,250

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Adjustable Rate Mortgage Loan Trust
5.266% due 01/25/2036 ^		$1,870	$1,387

Total Mortgage-Backed Securities (Cost $2,548)			2,637

ASSET-BACKED SECURITIES 0.1%
Residential Asset Securities Corp. Trust
0.360% due 07/25/2036		1,774	1,440

Total Asset-Backed Securities (Cost $1,375)			1,440

SOVEREIGN ISSUES 6.5%
Autonomous Community of Madrid Spain
4.200% due 09/24/2014	EUR	6,000	7,728
4.305% due 03/06/2014		4,100	5,423
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2013	BRL	566	277
10.000% due 01/01/2014		2,854	1,432
10.000% due 01/01/2017		22,067	11,374
Italy Buoni Poliennali Del Tesoro
5.500% due 09/01/2022	EUR	8,100	11,606
5.500% due 11/01/2022		5,400	7,717
Spain Government International Bond
4.000% due 04/30/2020		1,700	2,136
4.850% due 10/31/2020		3,800	4,984
5.500% due 04/30/2021		5,800	7,862
5.850% due 01/31/2022		3,300	4,552
United Kingdom Gilt
3.750% due 09/07/2020	GBP	900	1,708
3.750% due 09/07/2021		21,500	41,006
4.000% due 03/07/2022		7,400	14,408

Total Sovereign Issues (Cost $116,661)			122,213

		SHARES
MUTUAL FUNDS (c)(d) 54.6%
PIMCO Emerging Local Bond Fund		7,212,654	79,195
PIMCO Emerging Markets Bond Fund		567,459	7,093
PIMCO Emerging Markets Corporate Bond Fund		6,669,222	81,365
PIMCO EqS Pathfinder Fund®		18,353,172	190,322
PIMCO EqS® Dividend Fund		5,393,066	60,294
PIMCO EqS® Emerging Markets Fund		11,000,383	97,573
PIMCO Global Advantage® Strategy Bond Fund		1,199,880	14,039
PIMCO Global Bond Fund (Unhedged)		697,611	6,990
PIMCO Income Fund		6,823,680	84,341
PIMCO Investment Grade Corporate Bond Fund		3,253,361	36,177
PIMCO Real Return Fund		2,397,107	29,413
PIMCO RealEstateRealReturn Strategy Fund		798,016	3,926
PIMCO StocksPLUS® Fund		17,230,466	143,702
PIMCO Total Return Fund		2,529,980	28,437
PIMCO Unconstrained Bond Fund		14,727,756	169,075

Total Mutual Funds (Cost $1,006,036)			1,031,942

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 1.0%

FINANCIALS 0.6%
Sberbank of Russia ADR	523,352	$6,573
Standard Chartered PLC	175,060	4,475

		11,048

HEALTH CARE 0.4%
Teva Pharmaceutical Industries Ltd. SP - ADR (e)	199,717	7,457

Total Common Stocks (Cost $17,715)		18,505

EXCHANGE-TRADED FUNDS 29.2%
iShares FTSE China 25 Index Fund	2,467,000	99,864
iShares MSCI EAFE Index Fund	830,287	47,177
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (c)	105,527	11,397
SPDR Gold Trust	799,552	129,535
Vanguard MSCI Emerging Markets ETF	5,952,446	265,063

Total Exchange-Traded Funds (Cost $536,698)		553,036

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	22,062	206

Total Exchange-Traded Notes (Cost $1,708)		206

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.5%

REPURCHASE AGREEMENTS 1.5%
Banc of America Securities LLC
0.230% due 01/02/2013	$1,100	1,100
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 0.125% due 12/31/2014 valued at $1,122. Repurchase proceeds are $1,100.)
Citigroup Global Markets, Inc.
0.270% due 01/02/2013	8,900	8,900
(Dated 12/31/2012. Collateralized by Freddie Mac 0.750% due 10/05/2016 valued at $9,104. Repurchase proceeds are $8,900.)
Credit Suisse Securities (USA) LLC
0.230% due 01/02/2013	1,500	1,500
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 2.125% due 12/31/2015 valued at $1,536. Repurchase proceeds are $1,500.)
JPMorgan Securities, Inc.
0.250% due 01/02/2013	7,300	7,300
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 1.875% - 2.375% due 10/31/2014 - 08/31/2017 valued at $7,459. Repurchase proceeds are $7,300.)
Morgan Stanley & Co., Inc.
0.260% due 01/02/2013	8,900	8,900
(Dated 12/31/2012. Collateralized by Fannie Mae 1.600% due 12/24/2020 valued at $9,077. Repurchase proceeds are $8,900.)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 01/02/2013	$730	$730
(Dated 12/31/2012. Collateralized by Fannie Mae 2.170% due 10/17/2022 valued at $196 and Freddie Mac 2.060% due 10/17/2022 valued at $559. Repurchase proceeds are $730.)

		28,430

SHORT-TERM NOTES 0.7%
Fannie Mae
0.162% due 02/20/2013	1,800	1,800
Freddie Mac
0.162% due 02/19/2013 - 04/24/2013	11,400	11,397

		13,197

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.7%
0.170% due 01/31/2013 - 12/12/2013 (a)(j)(k)(l)	$13,466	$13,454

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 2.6%
PIMCO Short-Term Floating NAV Portfolio	4,990,515	49,940

Total Short-Term Instruments (Cost $105,013)		105,021

MARKET VALUE (000S)
PURCHASED OPTIONS (n) 0.7%
(Cost $29,309)	$13,992

Total Investments 110.4% (Cost $2,056,327)	$2,088,916

Written Options (o) (0.3%) (Premiums $10,944)	(5,310)

Other Assets and Liabilities (Net) (10.1%)	(192,192)

Net Assets 100.0%	$1,891,414

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Portfolio.
(d)	Institutional Class Shares of each Fund.
(e)	Securities with an aggregate market value of $1,307 have been pledged as collateral as of December 31, 2012 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $24,562 at a weighted average interest rate of 0.163%.
(g)	Cash of $160 has been pledged as margin collateral for repurchase agreements and/or reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012.
(h)	Securities with an aggregate market value of $56,232 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BOS	0.340%	12/20/2012	01/04/2013	$16,164	$(16,166)
JPS	0.300%	12/12/2012	01/08/2013	1,642	(1,642)
	0.310%	12/17/2012	01/04/2013	37,237	(37,242)
RDR	0.360%	12/21/2012	01/04/2013	1,573	(1,573)

					$(56,623)

(i)	Securities with an aggregate market value of $23,267 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
GSC	0.300%	12/24/2012	01/11/2013	$551	$(552)
	0.350%	12/19/2012	01/17/2013	852	(853)
	0.370%	12/27/2012	01/11/2013	2,722	(2,723)
UAG	0.250%	12/18/2012	01/07/2013	2,385	(2,384)
	0.250%	12/19/2012	01/15/2013	16,945	(16,939)

					$(23,451)

(1)	Payable for Sale-Buyback Financing Transactions includes $(8) of deferred price drop on sale-buyback financing transactions.

(j)	Securities with an aggregate market value of $4,616 and cash of $13,783 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Arabica Coffee March Futures	Short	03/2013	76	$261
Brent Crude February Futures	Long	01/2013	75	288
Cocoa March Futures	Short	03/2013	111	87
Copper March Futures	Short	03/2013	12	(18)

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
E-mini S&P 500 Index March Futures	Long	03/2013	2,934	$(40)
Euro-Bund 10-Year Bond March Futures	Long	03/2013	119	91
Gold 100 oz. February Futures	Short	02/2013	44	30
Heating Oil February Futures	Long	01/2013	9	(5)
Natural Gas February Futures	Short	01/2013	93	161
OMX Stockholm 30 Index January Futures	Long	01/2013	573	(4)
Platinum April Futures	Short	04/2013	51	36
RBOB Gasoline February Futures	Long	01/2013	19	2
Russell 2000 Mini Index March Futures	Short	03/2013	679	(1,692)
Silver March Futures	Short	03/2013	25	48
Sugar No. 11 March Futures	Short	02/2013	256	(35)
United Kingdom Government 10-Year Gilt March Futures	Long	03/2013	245	146
Wheat March Futures	Short	03/2013	117	234
WTI Crude February Futures	Long	01/2013	152	500

				$90

(k)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $3,710 and cash of $6,214 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	0.400%	08/15/2013	$	47,900	$26	$89
Receive	3-Month USD-LIBOR	1.000%	08/15/2015		5,400	(91)	(58)
Receive	3-Month USD-LIBOR	1.700%	08/15/2017		2,100	(101)	(69)
Receive	3-Month USD-LIBOR	1.500%	01/04/2018		179,100	(379)	178
Receive	3-Month USD-LIBOR	1.750%	12/19/2022		36,500	195	(50)
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2023	AUD	79,500	(2,568)	(2,015)
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2023		68,000	(707)	(1,081)
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023		76,650	883	762
Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023		14,700	491	372
Pay	6-Month GBP-LIBOR	2.500%	09/20/2022	GBP	22,400	(326)	66
Receive	6-Month GBP-LIBOR	3.000%	03/21/2042		9,200	(232)	(957)

						$(2,809)	$(2,763)

(l)	Securities with an aggregate market value of $3,980 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.

(m)	OTC swap agreements outstanding as of December 31, 2012:

Commodity Forward Swaps
Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Receive	London Platinum Market Fixing Ltd. PM	$1,698.000	01/09/2013	GST	3,330	$(568)	$0	$(568)

Credit Default Swaps on Corporate Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid	Unrealized (Depreciation)
New York Times Co.	BRC	(1.000%	)	03/20/2015	0.892%	$	2,000	$(6)	$115	$(121)

Credit Default Swaps on Corporate, Sovereign and U.S. Municipal Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
BP Capital Markets America, Inc.	FBF	5.000%	06/20/2015	0.275%	$	600	$71	$9	$62
BP Capital Markets America, Inc.	GST	5.000%	06/20/2015	0.275%		200	24	(7)	31
Brazil Government International Bond	CBK	1.000%	03/20/2013	0.297%		5,300	10	9	1
California State General Obligation Bonds, Series 2003	CBK	1.000%	12/20/2017	1.380%		7,200	(122)	(134)	12
China Government International Bond	CBK	1.000%	12/20/2016	0.453%		3,200	70	(152)	222
China Government International Bond	DUB	1.000%	03/20/2013	0.136%		4,600	10	20	(10)
China Government International Bond	DUB	1.000%	12/20/2016	0.453%		1,300	28	(66)	94
China Government International Bond	FBF	1.000%	12/20/2016	0.453%		800	17	(38)	55

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

Credit Default Swaps on Corporate, Sovereign and U.S. Municipal Issues - Sell Protection (3) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
China Government International Bond	RYL	1.000%	12/20/2016	0.453%	$	3,400	$75	$(158)	$233
Gazprom Via Gaz Capital S.A.	DUB	1.000%	03/20/2013	0.392%		5,400	9	(56)	65

							$192	$(573)	$765

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Market Value (6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	20,760	$(257)	$196	$(453)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		18,100	(224)	(202)	(22)
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017		1,470	(19)	(32)	13
CMBX.NA.AAA.3 Index	BOA	(0.080%	)	12/13/2049		1,480	64	93	(29)
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049		3,370	145	167	(22)
CMBX.NA.AAA.3 Index	MYC	(0.080%	)	12/13/2049		780	33	48	(15)
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		2,650	115	133	(18)
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051		2,650	115	123	(8)
iTraxx Europe 9 10-Year Index 22-100%	CBK	(0.250%	)	06/20/2018	EUR	2,600	52	29	23
iTraxx Europe 9 10-Year Index 22-100%	MYC	(0.250%	)	06/20/2018		25,400	513	259	254
iTraxx Europe Crossover 18 Index	BRC	(5.000%	)	12/20/2017		3,590	(42)	34	(76)
iTraxx Europe Crossover 18 Index	HUS	(5.000%	)	12/20/2017		3,400	(39)	65	(104)
iTraxx Europe Crossover 18 Index	MYC	(5.000%	)	12/20/2017		6,000	(70)	221	(291)

							$386	$1,134	$(748)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	9.980%	01/02/2014	GLM	BRL	1,900	$34	$5	$29
Pay	1-Year BRL-CDI	10.220%	01/02/2014	MYC		3,600	72	19	53
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		11,300	416	9	407
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HUS		7,600	279	5	274
Pay	1-Year BRL-CDI	12.310%	01/02/2014	BOA		10,600	446	62	384
Pay	1-Year BRL-CDI	8.075%	01/02/2015	HUS		41,000	169	95	74
Pay	1-Year BRL-CDI	8.260%	01/02/2015	UAG		31,200	195	71	124
Pay	1-Year BRL-CDI	10.135%	01/02/2015	HUS		2,900	73	0	73
Pay	1-Year BRL-CDI	8.180%	01/02/2017	BRC		20,400	(24)	(41)	17
Pay	1-Year BRL-CDI	8.200%	01/02/2017	UAG		33,900	(33)	(78)	45
Pay	1-Year BRL-CDI	8.320%	01/02/2017	HUS		179,300	122	202	(80)
Pay	1-Year BRL-CDI	8.420%	01/02/2017	BOA		53,800	109	125	(16)
Pay	1-Year BRL-CDI	8.860%	01/02/2017	BOA		51,600	484	527	(43)
Pay	1-Year BRL-CDI	8.900%	01/02/2017	HUS		89,200	833	937	(104)
Pay	1-Year BRL-CDI	9.010%	01/02/2017	JPM		1,700	19	22	(3)
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023	BOA	AUD	1,300	18	8	10

							$3,212	$1,968	$1,244

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Variance Swaps

Pay/Receive Variance	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	S&P 500 Index	$0.072	12/18/2015	GST	$	15,424	$114	$0	$114

(n)	Purchased options outstanding as of December 31, 2012:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC WTI Crude December Futures	MYC	$130.000	11/15/2013	$	40,700	$2,849	$374
Call - OTC WTI Crude December Futures	MYC	150.000	11/17/2015		600	38	9

						$2,887	$383

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	18,560	$210	$2
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		8,000	97	1
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		5,000	31	1
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		7,000	70	1
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	2.250%	03/11/2013		20,100	247	49
Put - OTC 10-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Receive	2.250%	03/11/2013		20,100	246	49
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		145,000	7,743	5,496
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		134,400	5,011	2,583
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.875%	04/14/2014		19,200	968	365
Call - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.500%	03/18/2013		39,200	353	260
Put - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	3.100%	03/18/2013		39,200	494	364

								$15,470	$9,171

Foreign Currency Options
Description	Counterparty	Exercise Price			Expiration Date	Notional Amount		Cost	Market Value
Put - OTC AUD versus USD	CBK	$		0.980	02/15/2013	AUD	32,400	$184	$29
Put - OTC AUD versus USD	MSX			0.980	02/15/2013		39,600	221	36
Call - OTC EUR versus USD	BRC			1.336	01/22/2013	EUR	3,300	13	15
Put - OTC EUR versus USD	DUB			1.000	05/22/2015		22,700	1,124	182
Put - OTC EUR versus USD	BPS			1.000	05/22/2015		25,000	787	200
Call - OTC GBP versus USD	JPM			1.642	01/24/2013	GBP	2,700	10	9
Put - OTC NZD versus USD	FBF			0.829	01/21/2013	NZD	4,600	13	41
Call - OTC USD versus BRL	UAG		BRL	2.115	01/24/2013	$	3,200	17	7
Call - OTC USD versus CAD	BRC		CAD	0.999	01/23/2013		4,400	10	17
Put - OTC USD versus JPY	DUB		JPY	82.670	01/25/2013		4,400	16	1
Call - OTC USD versus MXN	BRC		MXN	13.068	01/24/2013		2,600	11	19
Call - OTC USD versus NOK	UAG		NOK	5.641	01/23/2013		3,500	13	13

								$2,419	$569

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$ 13.000	01/19/2013	2,900	$307	$3

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CBOE S&P 500 Index	1,300.000	01/19/2013	687		N/A	$1,081	$120
Put - CBOE S&P 500 Index	1,000.000	03/16/2013	144		N/A	530	11
Put - CBOE S&P 500 Index	1,025.000	03/16/2013	458		N/A	1,178	48
Put - CBOE S&P 500 Index	1,300.000	03/16/2013	313		N/A	1,137	424
Put - CBOE S&P 500 Index	1,300.000	06/22/2013	674		N/A	3,555	2,157
Call - OTC Nikkei Stock Average Volatility Index	10,500.000	12/13/2013	N/A	JPY	12,450	745	1,106

						$8,226	$3,866

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

(o)	Written options outstanding as of December 31, 2012:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC Brent Crude December Futures	MYC	$	140.000	11/11/2013	$	40,700	$2,991	$(460)
Call - OTC Brent Crude December Futures	MYC		160.000	11/10/2015		600	38	(10)

							$3,029	$(470)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	0.800%	07/11/2013	$	6,200	$20	$(27)
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		6,200	20	(1)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.800%	07/11/2013		22,000	78	(95)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		22,000	78	(3)
Call - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Receive	1.200%	07/11/2013		3,800	27	(56)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		3,800	27	0
Call - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		8,800	86	(215)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		8,800	158	(3)
Call - OTC 5-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		6,200	14	(5)
Put - OTC 5-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		6,200	16	(2)
Call - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		35,300	335	(863)
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		35,300	649	(11)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		19,500	46	(17)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		19,500	47	(6)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.850%	04/14/2014		80,600	967	(126)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	0.800%	03/18/2013		263,500	211	(408)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		263,500	501	(231)
Call - OTC 5-Year Interest Rate Swap	HUS	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		31,300	294	(765)
Put - OTC 5-Year Interest Rate Swap	HUS	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		31,300	573	(10)
Call - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.800%	03/18/2013		233,700	263	(362)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		233,700	386	(205)
Put - OTC 10-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	2.280%	03/11/2013	EUR	15,600	197	(2)
Put - OTC 10-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	2.280%	03/11/2013		15,600	201	(2)

								$5,194	$(3,415)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC EUR versus USD	BRC	$	1.298	01/22/2013	EUR	3,300	$13	$(11)
Put - OTC GBP versus USD	JPM		1.608	01/24/2013	GBP	2,700	10	(11)
Call - OTC NZD versus USD	FBF		0.855	01/21/2013	NZD	4,600	12	(1)
Put - OTC USD versus BRL	UAG	BRL	2.032	01/24/2013	$	3,200	14	(15)
Put - OTC USD versus CAD	BRC	CAD	0.979	01/23/2013		4,400	10	(3)
Call - OTC USD versus JPY	DUB	JPY	85.620	01/25/2013		4,400	17	(71)
Put - OTC USD versus MXN	BRC	MXN	12.603	01/24/2013		2,600	9	(5)
Put - OTC USD versus NOK	UAG	NOK	5.465	01/23/2013		3,500	12	(10)

							$97	$(127)

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$ 11.000	01/19/2013	2,900	$142	$(3)

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Notional Amount		Premium	Market Value
Put - CBOE S&P 500 Index	1,100.000	01/19/2013	687		N/A	$204	$(17)
Put - CBOE S&P 500 Index	1,100.000	03/16/2013	313		N/A	291	(65)
Put - CBOE S&P 500 Index	1,100.000	06/22/2013	674		N/A	1,332	(633)
Put - OTC Nikkei Stock Average Volatility Index	9,000.000	12/13/2013	N/A	JPY	12,450	578	(575)

						$2,405	$(1,290)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Options on Securities
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE BP PLC SP - ADR	$ 29.000	01/19/2013	1,871	$77	$(5)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Notional Amount in NZD		Premium
Balance at 12/31/2011	2,309	$389,233	AUD	0	EUR	12,100	GBP	3,100	JPY	0	NZD	6,400	$7,355
Sales	59,755	2,465,380		6,000		152,900		71,700		12,450		49,600	17,825
Closing Buys	(53,411)	(966,931)		(6,000)		(97,300)		(57,500)		0		(32,500)	(12,359)
Expirations	0	0		0		0		0		0		0	0
Exercised	(2,208)	(487,082)		0		(33,200)		(14,600)		0		(18,900)	(1,877)

Balance at 12/31/2012	6,445	$1,400,600	AUD	0	EUR	34,500	GBP	2,700	JPY	12,450	NZD	4,600	10,944

(p)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	13,787	$	14,285	BPS	$0	$(25)	$(25)
01/2013		2,805		2,952	BRC	41	(1)	40
01/2013		13,326		13,800	DUB	0	(39)	(39)
01/2013		7,326		7,676	HUS	73	0	73
01/2013		7,200		7,440	JPM	0	(33)	(33)
01/2013	CAD	20,378		20,500	DUB	13	0	13
01/2013	CHF	3,281		3,594	JPM	6	0	6
01/2013	CLP	1,515,389		3,162	FBF	0	(1)	(1)
01/2013		1,357,505		2,837	HUS	4	0	4
01/2013	EUR	3,005		3,907	BOA	0	(60)	(60)
01/2013		1,650		2,173	BRC	0	(5)	(5)
01/2013		1,702		2,241	CBK	0	(6)	(6)
01/2013		10,199		13,201	FBF	0	(263)	(263)
01/2013		2,577		3,286	HUS	0	(115)	(115)
01/2013		3,014		3,840	MSC	0	(139)	(139)
01/2013	GBP	3,736		6,005	BPS	0	(64)	(64)
01/2013		1,350		2,194	CBK	1	0	1
01/2013		1,350		2,194	JPM	1	0	1
01/2013	IDR	21,937,500		2,250	JPM	10	0	10
01/2013		150,139,000		15,325	MSC	0	(9)	(9)
01/2013	INR	1,516,435		27,235	JPM	0	(333)	(333)
01/2013	JPY	184,978		2,200	BRC	65	0	65
01/2013		2,342,580		28,508	DUB	1,466	0	1,466
01/2013	MYR	65,216		21,176	UAG	0	(150)	(150)
01/2013	NZD	7,394		5,997	HUS	0	(111)	(111)
01/2013	RUB	294,875		9,373	BRC	0	(258)	(258)
01/2013		961,291		28,942	JPM	0	(2,457)	(2,457)
01/2013	THB	392,915		12,648	UAG	0	(180)	(180)
01/2013	TRY	25,356		13,775	JPM	0	(386)	(386)
01/2013	TWD	1,154,333		39,873	UAG	0	(28)	(28)
01/2013	$	14,294	AUD	13,787	BPS	23	0	23
01/2013		4,629		4,452	BRC	0	(8)	(8)
01/2013		749		725	HUS	3	0	3
01/2013		214		204	UAG	0	(3)	(3)
01/2013		1,600	BRL	3,308	JPM	10	0	10
01/2013		1,600		3,308	UAG	10	0	10
01/2013		20,489	CAD	20,378	BPS	0	(2)	(2)
01/2013		2,200		2,174	BRC	0	(16)	(16)
01/2013		2,200		2,174	CBK	0	(15)	(15)
01/2013		3,600	CHF	3,281	CBK	0	(12)	(12)
01/2013		2,909	CLP	1,393,289	MSC	0	(1)	(1)
01/2013		66,166	EUR	50,342	HUS	358	(69)	289
01/2013		186		145	RBC	5	0	5
01/2013		7,316		5,625	RYL	110	0	110
01/2013		5,816	GBP	3,600	DUB	33	0	33
01/2013		17,622	IDR	172,076,500	JPM	0	(48)	(48)
01/2013		27,672	INR	1,516,435	CBK	0	(104)	(104)
01/2013		16,132	JPY	1,361,622	CBK	0	(414)	(414)
01/2013		1,300	MXN	16,644	BRC	0	(15)	(15)
01/2013		1,300		16,644	HUS	0	(15)	(15)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	$	18,855	MYR	57,593	BOA	$0	$(22)	$(22)
01/2013		17,138		52,442	BRC	11	0	11
01/2013		875	NOK	4,857	CBK	0	(2)	(2)
01/2013		875		4,857	GLM	0	(2)	(2)
01/2013		1,750		9,714	UAG	0	(3)	(3)
01/2013		1,937	NZD	2,300	FBF	0	(38)	(38)
01/2013		7,622		9,112	HUS	0	(96)	(96)
01/2013		968		1,150	RBC	0	(19)	(19)
01/2013		41,992	SGD	51,180	UAG	0	(97)	(97)
01/2013		6,749	THB	207,629	BPS	30	0	30
01/2013		6,033		185,286	JPM	16	0	16
01/2013		8,998	TRY	16,484	BRC	208	0	208
01/2013	ZAR	101,487	$	11,494	BRC	0	(433)	(433)
01/2013		19,924		2,250	HUS	0	(91)	(91)
01/2013		194,155		22,102	JPM	0	(715)	(715)
02/2013	BRL	121,593		59,132	HUS	0	(4)	(4)
02/2013		31,058		14,736	MSC	0	(369)	(369)
02/2013		24,796		11,776	UAG	0	(283)	(283)
02/2013	CNY	30,402		4,822	BRC	0	(11)	(11)
02/2013		86,822		13,627	JPM	0	(174)	(174)
02/2013	CZK	32,190		1,660	JPM	0	(34)	(34)
02/2013	HKD	463,582		59,829	UAG	10	0	10
02/2013	HUF	206,612		927	JPM	0	(5)	(5)
02/2013	KRW	67,915,996		62,368	JPM	0	(1,172)	(1,172)
02/2013	PLN	47,613		14,744	JPM	0	(575)	(575)
02/2013	$	1,106	BRL	2,314	BRC	19	0	19
02/2013		344		721	FBF	7	0	7
02/2013		1,182		2,475	HUS	22	0	22
02/2013		857		1,793	UAG	15	0	15
02/2013		7,465	CHF	6,834	BRC	13	0	13
02/2013		2,476		2,329	CBK	73	0	73
02/2013		15,406		14,043	HUS	0	(40)	(40)
02/2013		3,596		3,281	JPM	0	(6)	(6)
02/2013		10,763		9,966	RYL	142	0	142
02/2013		3,501	DKK	20,391	RBC	109	0	109
02/2013		6,134	KRW	6,645,576	HUS	83	0	83
02/2013		2,891	NOK	16,700	HUS	110	0	110
02/2013		41,553	SEK	281,191	HUS	1,644	0	1,644
02/2013		5,639		37,259	UAG	85	0	85
02/2013		6,488	SGD	7,916	FBF	0	(8)	(8)
02/2013		12,743		15,542	JPM	0	(21)	(21)
03/2013	CAD	20,378	$	20,454	BPS	2	0	2
03/2013	GBP	12,681		20,420	BOA	0	(175)	(175)
03/2013		312		508	BRC	1	0	1
03/2013		12,288		19,680	JPM	0	(277)	(277)
03/2013		252		406	RYL	0	(4)	(4)
03/2013	PHP	192,917		4,687	CBK	0	(44)	(44)
03/2013	$	7,043	CAD	7,009	BRC	0	(8)	(8)
03/2013		2,531		2,501	CBK	0	(21)	(21)
03/2013		13,564		13,404	FBF	0	(110)	(110)
03/2013		26,389		26,097	HUS	0	(196)	(196)
03/2013		6,003	GBP	3,736	BPS	64	0	64
03/2013		12,722		7,874	BRC	66	0	66
03/2013		57		35	CBK	0	0	0
04/2013	COP	6,118,749	$	3,316	UAG	0	(111)	(111)
04/2013	IDR	172,076,500		17,491	JPM	84	0	84
04/2013	ILS	20,901		5,436	BRC	0	(144)	(144)
04/2013	INR	1,516,435		27,313	CBK	120	0	120
04/2013	MXN	152,134		11,571	HUS	2	(102)	(100)
04/2013		94,617		7,264	JPM	5	0	5
04/2013		398,023		30,554	MSC	115	(95)	20
04/2013		414,213		31,574	UAG	7	(209)	(202)
04/2013	PEN	10,212		3,924	MSC	0	(58)	(58)
04/2013	THB	185,286		6,007	JPM	0	(15)	(15)
04/2013	$	6,600	MXN	84,916	BOA	0	(86)	(86)
04/2013		3,900		50,185	BRC	0	(50)	(50)
04/2013		4,700		60,334	JPM	0	(71)	(71)
04/2013		8,087		105,602	MSC	36	(22)	14
04/2013		10,258		133,108	UAG	0	(47)	(47)
04/2013		5,768	MYR	17,725	BOA	9	0	9
04/2013		14,770		45,396	UAG	26	0	26

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
06/2013	CLP	1,393,289	$	2,853	MSC	$2	$0	$2
08/2013	$	1,117	CNY	7,000	DUB	0	(10)	(10)
08/2013		3,393		21,424	UAG	0	(2)	(2)
10/2013		17,184		109,136	FBF	70	0	70
10/2013		24,433		155,296	UAG	119	0	119
09/2015		1,547		9,400	DUB	0	(89)	(89)

						$5,557	$(11,551)	$(5,994)

(q)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$16,902	$0	$16,902
Industrials	0	2,135	0	2,135
Utilities	0	1,611	0	1,611
Municipal Bonds & Notes
California	0	4,514	0	4,514
U.S. Government Agencies	0	129,992	0	129,992
U.S. Treasury Obligations	0	84,770	0	84,770
Mortgage-Backed Securities	0	2,637	0	2,637
Asset-Backed Securities	0	1,440	0	1,440
Sovereign Issues	0	122,213	0	122,213
Mutual Funds	1,031,942	0	0	1,031,942
Common Stocks
Financials	11,048	0	0	11,048
Health Care	7,457	0	0	7,457
Exchange-Traded Funds	553,036	0	0	553,036
Exchange-Traded Notes	206	0	0	206
Short-Term Instruments
Repurchase Agreements	0	28,430	0	28,430
Short-Term Notes	0	13,197	0	13,197
U.S. Treasury Bills	0	13,454	0	13,454
Central Funds Used for Cash Management Purposes	49,940	0	0	49,940
Purchased Options
Commodity Contracts	0	383	0	383

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Equity Contracts	$2,763	$1,106	$0	$3,869
Foreign Exchange Contracts	0	569	0	569
Interest Rate Contracts	0	9,171	0	9,171
	$1,656,392	$432,524	$0	$2,088,916

Financial Derivative Instruments - Assets
Commodity Contracts	1,647	0	0	1,647
Credit Contracts	0	1,065	0	1,065
Equity Contracts	0	114	0	114
Foreign Exchange Contracts	0	5,557	0	5,557
Interest Rate Contracts	237	2,957	0	3,194
	$1,884	$9,693	$0	$11,577

Financial Derivative Instruments - Liabilities
Commodity Contracts	(58)	(1,038)	0	(1,096)
Credit Contracts	0	(1,169)	0	(1,169)
Equity Contracts	(2,455)	(575)	0	(3,030)
Foreign Exchange Contracts	0	(11,678)	0	(11,678)
Interest Rate Contracts	(3)	(7,892)	0	(7,895)
	$(2,516)	$(22,352)	$0	$(24,868)

Totals	$1,655,760	$419,865	$0	$2,075,625

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

(r)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$383	$0	$3,869	$569	$9,171	$13,992
Variation margin receivable on financial derivative instruments (2)	197	0	3,809	0	1,345	5,351
Unrealized appreciation on foreign currency contracts	0	0	0	5,557	0	5,557
Unrealized appreciation on OTC swap agreements	0	1,065	114	0	1,490	2,669

	$580	$1,065	$7,792	$6,126	$12,006	$27,569

Liabilities:
Written options outstanding	$470	$0	$1,298	$127	$3,415	$5,310
Variation margin payable on financial derivative instruments (2)	0	0	51	0	20	71
Unrealized depreciation on foreign currency contracts	0	0	0	11,551	0	11,551
Unrealized depreciation on OTC swap agreements	568	1,169	0	0	246	1,983

	$1,038	$1,169	$1,349	$11,678	$3,681	$18,915

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

December 31, 2012

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$(5,138)	$0	$(38,720)	$(9,702)	$(391)	$(53,951)
Net realized gain (loss) on futures contracts	(8,316)	0	852	0	4,127	(3,337)
Net realized gain (loss) on written options	(279)	484	5,209	2,068	1,838	9,320
Net realized gain (loss) on swaps	700	(2,073)	879	0	5,920	5,426
Net realized (loss) on foreign currency transactions	0	0	0	(6,552)	0	(6,552)

	$(13,033)	$(1,589)	$(31,780)	$(14,186)	$11,494	$(49,094)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(1,537)	$0	$19,174	$(276)	$(2,478)	$14,883
Net change in unrealized appreciation (depreciation) on futures contracts	1,589	0	(1,496)	0	(1,339)	(1,246)
Net change in unrealized appreciation (depreciation) on written options	1,758	0	(427)	(227)	1,712	2,816
Net change in unrealized appreciation (depreciation) on swaps	63	(1,624)	182	0	(2,550)	(3,929)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(9,096)	0	(9,096)

	$1,873	$(1,624)	$17,433	$(9,599)	$(4,655)	$3,428

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $90 and open centrally cleared swaps cumulative appreciation/(depreciation) of ($2,763) as reported in the Notes to Consolidated Schedule of Investments.

(s)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO Global Multi-Asset Portfolio			PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
BOA	$445	$(180)	$265	$0	$0	$0
BPS	800	(580)	220	0	0	0
BRC	(1,438)	1,462	24	0	0	0
CBK	(385)	260	(125)	0	0	0
DUB	1,527	(1,180)	347	0	0	0
FBF	(596)	439	(157)	0	0	0
GLM	32	0	32	0	0	0
GST	120	0	120	(568)	321	(247)
HUS	2,120	(2,380)	(260)	0	0	0
JPM	(774)	649	(125)	0	0	0
MSC	(539)	(1,750)	(2,289)	0	0	0
MSX	36	(70)	(34)	0	0	0
MYC	4,086	(4,750)	(664)	(1)	0	(1)
RBC	95	0	95	0	0	0
RYL	(242)	0	(242)	0	0	0
UAG	(740)	559	(181)	0	0	0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO Global Multi-Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest in any of the funds of PIMCO Funds, an affiliated open-end investment company, except funds of funds, as well as funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies (“Underlying PIMCO Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMA Subsidiary”), and the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS®

Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The GMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The GMA Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMA Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Consolidated Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Consolidated Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after

22	PIMCO VARIABLE INSURANCE TRUST

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January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in

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Notes to Financial Statements (Cont.)

markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem

24	PIMCO VARIABLE INSURANCE TRUST

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or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of

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Notes to Financial Statements (Cont.)

the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S.

Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations,

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including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Consolidated Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Consolidated Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of

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Notes to Financial Statements (Cont.)

the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying commodity for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The settlement for a Commodity Option will not include actual delivery of the underlying commodity but will rather settle the amount of the difference directly into the Portfolio’s custody account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment.

Options on Securities  The Portfolio may write or purchase options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment.

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash

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December 31, 2012

flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into commodity forward, credit default, interest rate, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure of the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price of the commodity with respect to the number of units. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price variance of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (Cont.)

obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements

30	PIMCO VARIABLE INSURANCE TRUST

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exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio may invest in shares of the Acquired Funds, the risk of investing in the Portfolio may be closely related to the risks associated with the Acquired Funds and their investments. The Portfolio may also invest its assets directly in stocks or bonds of other issuers and in other instruments such as forwards, options, futures contracts or swap agreements.

Investing in the Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect

ANNUAL REPORT	DECEMBER 31, 2012	31

Notes to Financial Statements (Cont.)

a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial

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derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Account Agreements and agreements governing listed equity option transactions between the Portfolio and selected counterparties or brokers govern the considerations and factors surrounding accounts opened for short selling and listed equity option transactions and activities, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination.

8. BASIS FOR CONSOLIDATION OF THE PIMCO GLOBAL MULTI-ASSET PORTFOLIO

The GMA Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMA Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMA Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMA Subsidiary, comprising the entire issued share capital of the GMA Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2012 of the GMA Subsidiary to the Portfolio (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Portfolio Net Assets	Subsidiary Net Assets	% of Portfolio Net Assets
PIMCO Cayman Commodity Portfolio II Ltd.	11/21/2008	01/14/2009	$1,891,414	$161,491	8.5%

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.90%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor

(“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

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Notes to Financial Statements (Cont.)

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2013, to waive, first, the Investment Advisory Fee and, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2012, the amount was $7,846,048.

The GMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2012, the amount was $1,392,854.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the

34	PIMCO VARIABLE INSURANCE TRUST

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current market price. During the period ended December 31, 2012, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$9,528	$609

The Portfolio may invest assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2012 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
PIMCO 0-5 Year High Yield Corporate Bond Index Fund	$2,131	$0	$(2,148)	$102	$(85)	$0	$0	$0
PIMCO Emerging Local Bond Fund	61,962	11,197	0	0	6,036	79,195	4,197	0
PIMCO Emerging Markets Bond Fund	23,388	1,095	(19,900)	1,399	1,111	7,093	1,087	7
PIMCO Emerging Markets Corporate Bond Fund	61,237	12,246	0	0	7,882	81,365	3,015	232
PIMCO Emerging Markets Currency Fund	30,623	216	(31,746)	(2,391)	3,298	0	237	0
PIMCO EqS Pathfinder Fund®	169,227	9,439	0	0	11,656	190,322	5,440	0
PIMCO EqS® Dividend Fund	0	56,752	0	0	3,542	60,294	1,354	67
PIMCO EqS® Emerging Markets Fund	82,570	4,958	0	0	10,045	97,573	959	0
PIMCO Foreign Bond Fund (Unhedged)	0	4,000	(4,015)	15	0	0	0	0
PIMCO Global Advantage® Strategy Bond Fund	50,061	4,224	(42,600)	2,233	121	14,039	1,167	57
PIMCO Global Bond Fund (Unhedged)	19,509	9,596	(23,100)	1,216	(231)	6,990	1,005	91
PIMCO Income Fund	0	84,311	0	0	30	84,341	1,368	113
PIMCO Investment Grade Corporate Bond Fund	31,461	2,361	0	0	2,355	36,177	1,981	379
PIMCO Investment Grade Corporate Bond Index Fund	10,629	0	0	0	768	11,397	411	16
PIMCO Long-Term U.S. Government Fund	42,934	37,231	(78,580)	(5,492)	3,907	0	878	0
PIMCO Real Return Fund	0	29,000	0	0	413	29,413	878	352
PIMCO RealEstateRealReturn Strategy Fund	3,052	808	0	0	66	3,926	768	40
PIMCO Short-Term Floating NAV Portfolio	17,956	499,376	(467,400)	(1)	9	49,940	174	1
PIMCO StocksPLUS® Fund	223,616	16,294	(117,980)	(1,517)	23,289	143,702	8,624	7,670
PIMCO Total Return Fund	93,407	19,996	(90,100)	2,772	2,362	28,437	3,189	278
PIMCO Unconstrained Bond Fund	52,702	115,296	0	0	1,077	169,075	3,998	198
Totals	$976,465	$918,396	$(877,569)	$(1,664)	$77,651	$1,093,279	$40,730	$9,501

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,856,927	$1,679,629	$852,924	$763,962

ANNUAL REPORT	DECEMBER 31, 2012	35

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1	$13	0	$0
Administrative Class	3,663	46,128	13,648	175,883
Advisor Class	8,213	103,030	57,201	735,727
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	1,138	14,224	615	7,746
Advisor Class	4,283	53,646	2,578	32,490
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(2,071)	(25,916)	(1,192)	(14,956)
Advisor Class	(9,465)	(118,649)	(2,907)	(37,215)
Net increase resulting from Portfolio share transactions	5,762	$72,476	69,943	$899,675

As of December 31, 2012, 3 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 90% of the Portfolio. 1 shareholder is a related party to the Portfolio and comprises 17% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the

IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$31,660	$—	$27,299	$(6,136)	$(1,038)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2012, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$1,038	$—

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$2,068,242	$48,206	$(27,532)	$20,674

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

ANNUAL REPORT	DECEMBER 31, 2012	37

Notes to Financial Statements (Cont.)

December 31, 2012

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$60,392	$7,478	$—
12/31/2011	$35,063	$5,173	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

38	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Global Multi-Asset Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the PIMCO Global Multi-Asset Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for the period April 30, 2012 (commencement of Institutional Class operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	39

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MSX	Morgan Stanley Capital Group, Inc.
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	RDR	RBC Dain Rausher, Inc.
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	RYL	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	HUF	Hungarian Forint	PHP	Philippine Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty
CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
DKK	Danish Krone	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
EUR	Euro	NOK	Norwegian Krone	USD (or $)	United States Dollar
GBP	British Pound	NZD	New Zealand Dollar	ZAR	South African Rand
HKD	Hong Kong Dollar	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index	EAFE	Europe, Australasia, and Far East Stock Index

Other Abbreviations:
ADR	American Depositary Receipt	ETF	Exchange Traded Fund	oz.	Ounce
BABs	Build America Bonds	ETN	Exchange Traded Notes	RBOB	Reformulated Blendstock for Oxygenate Blending
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	SPDR	Standard & Poor’s Depositary Receipts
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	WTI	West Texas Intermediate

40	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

100.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

2.99%

For the current year pursuant to IRC Section 852(b)(3)(C)(v), the Fund designates an increase in net capital gain in the amount of $88,231 arising from a determination under Section 860(e) relating to a prior year.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	41

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	43

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

44	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT34AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Global Multi-Asset Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Schedule of Investments	11
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	39
Glossary	40
Federal Income Tax Information	41
Management of the Trust	42
Privacy Policy	44
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	45

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Multi-Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”) and other affiliated, including PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sales risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Global Multi-Asset Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

Mutual Funds	49.4%
Exchange-Traded Funds	26.5%
U.S. Government Agencies	6.2%
Sovereign Issues	5.9%
Short-Term Instruments	5.0%
Other	7.0%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	Class Inception (04/15/2009)
PIMCO Global Multi-Asset Portfolio Advisor Class	8.77%	9.83%
MSCI World Index±	15.83%	14.08%	*
60% MSCI World Index/40% Barclays U.S. Aggregate Index±±	11.29%	11.39%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 04/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.71% for Advisor Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

±± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,065.50	$1,021.27
Expenses Paid During Period†	$4.00	$3.91
Net Annualized Expense Ratio††	0.77%	0.77%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Multi-Asset Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (“1940 Act”), fixed income instruments, equity securities, forwards and derivatives. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except funds of funds as well as funds of PIMCO Equity Series, an affiliated open-end investment company) and PIMCO ETF Trust, an affiliated open-end investment company. The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

»	An underweight allocation to developed market equities detracted from relative performance as developed market equities posted positive returns over the reporting period.

»	An allocation to emerging market equities benefited performance as the MSCI Emerging Markets Index returned 18.22% over the reporting period.

»	Exposure to U.S. interest rate duration (or sensitivity to changes in market interest rates) contributed to performance as the ten-year U.S. Treasury yield declined over the reporting period.

»

An allocation to emerging market bonds contributed to performance as emerging market sovereign bonds, both local currency and U.S. dollar-denominated, and emerging market corporate bonds all posted positive returns over the reporting period.

»	An allocation to commodities, particularly gold, benefited performance as gold rallied over the reporting period which offset losses from an allocation to oil.

»

Tail-risk hedges, such as put options on U.S. equities (which seek to limit portfolio losses amid large market declines), modestly detracted from performance as the S&P 500 Index increased during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Multi-Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2012	12/31/2011	12/31/2010	04/15/2009-12/31/2009

Advisor Class
Net asset value beginning of year or period	$12.16	$12.72	$11.79	$10.00
Net investment income (a)	0.27	0.37	0.70	0.34
Net realized/unrealized gain (loss)	0.78	(0.59)	0.62	1.58
Total income (loss) from investment operations	1.05	(0.22)	1.32	1.92
Dividends from net investment income	(0.40)	(0.23)	(0.36)	(0.09)
Distributions from net realized capital gains	(0.05)	(0.11)	(0.03)	(0.04)
Total distributions	(0.45)	(0.34)	(0.39)	(0.13)
Net asset value end of year or period	$12.76	$12.16	$12.72	$11.79
Total return	8.77%	(1.80)%	11.34%	19.11%
Net assets end of year or period (000s)	$1,523,954	$1,414,873	$757,048	$25,477
Ratio of expenses to average net assets	0.77%	0.78%	0.78%	0.92	%*
Ratio of expenses to average net assets excluding waivers	1.27%	1.24%	1.22%	2.15	%*
Ratio of expenses to average net assets excluding interest expense	0.77%	0.78%	0.78%	0.92	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.27%	1.24%	1.22%	2.15	%*
Ratio of net investment income to average net assets	2.17%	2.88%	5.69%	4.01	%*
Portfolio turnover rate	133%**	38%**	71%**	136	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$967,207
Investments in Affiliates, at value	1,093,279
Repurchase agreements, at value	28,430
Cash	1
Deposits with counterparty	20,157
Foreign currency, at value	3,961
Receivable for investments sold	68,300
OTC swap premiums paid	3,621
Variation margin receivable on financial derivative instruments	5,351
Unrealized appreciation on foreign currency contracts	5,557
Unrealized appreciation on OTC swap agreements	2,669
Receivable for Portfolio shares sold	693
Interest and dividends receivable	2,703
Dividends receivable from Affiliates	2,059
Reimbursement receivable from PIMCO	103
2,204,091

Liabilities:
Payable for investments purchased	$196,570
Payable for investments in Affiliates purchased	2,029
Payable for reverse repurchase agreements	56,623
Payable for sale-buyback financing transactions	23,451
Written options outstanding	5,310
OTC swap premiums received	977
Variation margin payable on financial derivative instruments	71
Unrealized depreciation on foreign currency contracts	11,551
Unrealized depreciation on OTC swap agreements	1,983
Deposits from counterparty	12,021
Payable for Portfolio shares redeemed	913
Accrued investment advisory fees	711
Accrued supervisory and administrative fees	106
Accrued distribution fees	308
Accrued servicing fees	45
Other liabilities	8
312,677

Net Assets	$1,891,414

Net Assets Consist of:
Paid in capital	$1,839,628
Undistributed net investment income	29,674
Accumulated undistributed net realized (loss)	(8,163)
Net unrealized appreciation	30,275
$1,891,414

Net Assets:
Institutional Class	$13
Administrative Class	367,447
Advisor Class	1,523,954

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	28,901
Advisor Class	119,395

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.71
Administrative Class	12.71
Advisor Class	12.76

Cost of Investments	$961,292
Cost of Investments in Affiliates	$1,066,605
Cost of Repurchase Agreements	$28,430
Cost of Foreign Currency Held	$3,957
Premiums Received on Written Options	$10,944

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest, net of foreign taxes*	$5,696
Dividends, net of foreign taxes**	8,103
Dividends from Affiliate investments	40,730
Total Income	54,529

Expenses:
Investment advisory fees	17,542
Supervisory and administrative fees	1,323
Servicing fees – Administrative Class	531
Distribution and/or servicing fees – Advisor Class	3,741
Trustees’ fees	11
Interest expense	48
Miscellaneous expense	1
Total Expenses	23,197
Waiver and/or Reimbursement by PIMCO	(9,239)
Net Expenses	13,958

Net Investment Income	40,571

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(48,123)
Net realized (loss) on Affiliate investments	(1,664)
Net capital gain distributions received from Affiliate investments	9,501
Net realized (loss) on futures contracts	(3,337)
Net realized gain on written options	9,320
Net realized gain on swaps	5,426
Net realized (loss) on foreign currency transactions	(4,594)
Net change in unrealized appreciation on investments	80,545
Net change in unrealized appreciation on Affiliate investments	77,651
Net change in unrealized (depreciation) on futures contracts	(1,246)
Net change in unrealized appreciation on written options	2,816
Net change in unrealized (depreciation) on swaps	(3,929)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(8,927)
Net Gain	113,439

Net Increase in Net Assets Resulting from Operations	$154,010

* Foreign tax withholdings – Interest	$5

** Foreign tax withholdings – Dividends	$18

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$40,571	$40,325
Net realized gain (loss)	(41,308)	39,092
Net realized (loss) on Affiliate investments	(1,664)	(1,291)
Net capital gain distributions received from Affiliate investments	9,501	11,826
Net change in unrealized appreciation (depreciation)	69,259	(81,971)
Net change in unrealized appreciation (depreciation) on Affiliate investments	77,651	(58,187)
Net increase resulting from operations	154,010	(50,206)

Distributions to Shareholders:
From net investment income
Institutional Class	(0)^	0
Administrative Class	(12,773)	(4,988)
Advisor Class	(47,620)	(20,463)
From net realized capital gains
Institutional Class	(0)^	0
Administrative Class	(1,451)	(2,757)
Advisor Class	(6,026)	(12,028)

Total Distributions	(67,870)	(40,236)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	72,476	899,675

Total Increase in Net Assets	158,616	809,233

Net Assets:
Beginning of year	1,732,798	923,565
End of year*	$1,891,414	$1,732,798

*Including undistributed net investment income of:	$29,674	$55,200

**	See note 13 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.1%

BANKING & FINANCE 0.9%
Banco Santander Brasil S.A.
2.408% due 03/18/2014		$1,900	$1,894
Citigroup, Inc.
1.160% due 02/15/2013		1,600	1,600
Commonwealth Bank of Australia
3.625% due 06/25/2014		3,300	3,456
Dexia Credit Local S.A.
2.000% due 03/05/2013		3,200	3,203
NIBC Bank NV
2.800% due 12/02/2014		3,200	3,324
Nordea Bank AB
1.240% due 01/14/2014		3,400	3,425

			16,902

INDUSTRIALS 0.1%
New York Times Co.
5.000% due 03/15/2015		2,000	2,135

UTILITIES 0.1%
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	1,200	1,611

Total Corporate Bonds & Notes (Cost $20,210)			20,648

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.2%
California State General Obligation Bonds, (BABs), Series 2009
7.350% due 11/01/2039		$2,200	3,069
7.550% due 04/01/2039		200	289
California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040		800	1,156

Total Municipal Bonds & Notes (Cost $4,584)			4,514

U.S. GOVERNMENT AGENCIES 6.9%
Fannie Mae
2.440% due 08/01/2022		199	205
2.850% due 06/01/2022		200	212
2.920% due 06/01/2022		600	633
3.000% due 01/01/2022		397	425
Ginnie Mae
3.000% due 01/01/2043 - 02/01/2043		121,000	128,517

Total U.S. Government Agencies (Cost $129,807)			129,992

U.S. TREASURY OBLIGATIONS 4.5%
U.S. Treasury Inflation Protected Securities (b)
0.750% due 02/15/2042 (h)(i)		23,123	25,362
2.125% due 02/15/2041 (i)		7,800	11,518
U.S. Treasury Notes
0.250% due 10/31/2013		867	867
1.375% due 02/28/2019 (h)(i)(j)(k)		8,700	8,911
1.625% due 08/15/2022 (h)(i)(j)(k)(l)		38,400	38,112

Total U.S. Treasury Obligations (Cost $84,663)			84,770

MORTGAGE-BACKED SECURITIES 0.1%
American Home Mortgage Assets LLC
0.400% due 09/25/2046		1,944	1,250

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Adjustable Rate Mortgage Loan Trust
5.266% due 01/25/2036 ^		$1,870	$1,387

Total Mortgage-Backed Securities (Cost $2,548)			2,637

ASSET-BACKED SECURITIES 0.1%
Residential Asset Securities Corp. Trust
0.360% due 07/25/2036		1,774	1,440

Total Asset-Backed Securities (Cost $1,375)			1,440

SOVEREIGN ISSUES 6.5%
Autonomous Community of Madrid Spain
4.200% due 09/24/2014	EUR	6,000	7,728
4.305% due 03/06/2014		4,100	5,423
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2013	BRL	566	277
10.000% due 01/01/2014		2,854	1,432
10.000% due 01/01/2017		22,067	11,374
Italy Buoni Poliennali Del Tesoro
5.500% due 09/01/2022	EUR	8,100	11,606
5.500% due 11/01/2022		5,400	7,717
Spain Government International Bond
4.000% due 04/30/2020		1,700	2,136
4.850% due 10/31/2020		3,800	4,984
5.500% due 04/30/2021		5,800	7,862
5.850% due 01/31/2022		3,300	4,552
United Kingdom Gilt
3.750% due 09/07/2020	GBP	900	1,708
3.750% due 09/07/2021		21,500	41,006
4.000% due 03/07/2022		7,400	14,408

Total Sovereign Issues (Cost $116,661)			122,213

		SHARES
MUTUAL FUNDS (c)(d) 54.6%
PIMCO Emerging Local Bond Fund		7,212,654	79,195
PIMCO Emerging Markets Bond Fund		567,459	7,093
PIMCO Emerging Markets Corporate Bond Fund		6,669,222	81,365
PIMCO EqS Pathfinder Fund®		18,353,172	190,322
PIMCO EqS® Dividend Fund		5,393,066	60,294
PIMCO EqS® Emerging Markets Fund		11,000,383	97,573
PIMCO Global Advantage® Strategy Bond Fund		1,199,880	14,039
PIMCO Global Bond Fund (Unhedged)		697,611	6,990
PIMCO Income Fund		6,823,680	84,341
PIMCO Investment Grade Corporate Bond Fund		3,253,361	36,177
PIMCO Real Return Fund		2,397,107	29,413
PIMCO RealEstateRealReturn Strategy Fund		798,016	3,926
PIMCO StocksPLUS® Fund		17,230,466	143,702
PIMCO Total Return Fund		2,529,980	28,437
PIMCO Unconstrained Bond Fund		14,727,756	169,075

Total Mutual Funds (Cost $1,006,036)			1,031,942

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 1.0%

FINANCIALS 0.6%
Sberbank of Russia ADR	523,352	$6,573
Standard Chartered PLC	175,060	4,475

		11,048

HEALTH CARE 0.4%
Teva Pharmaceutical Industries Ltd. SP - ADR (e)	199,717	7,457

Total Common Stocks (Cost $17,715)		18,505

EXCHANGE-TRADED FUNDS 29.2%
iShares FTSE China 25 Index Fund	2,467,000	99,864
iShares MSCI EAFE Index Fund	830,287	47,177
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (c)	105,527	11,397
SPDR Gold Trust	799,552	129,535
Vanguard MSCI Emerging Markets ETF	5,952,446	265,063

Total Exchange-Traded Funds (Cost $536,698)		553,036

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	22,062	206

Total Exchange-Traded Notes (Cost $1,708)		206

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.5%

REPURCHASE AGREEMENTS 1.5%
Banc of America Securities LLC
0.230% due 01/02/2013	$1,100	1,100
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 0.125% due 12/31/2014 valued at $1,122. Repurchase proceeds are $1,100.)
Citigroup Global Markets, Inc.
0.270% due 01/02/2013	8,900	8,900
(Dated 12/31/2012. Collateralized by Freddie Mac 0.750% due 10/05/2016 valued at $9,104. Repurchase proceeds are $8,900.)
Credit Suisse Securities (USA) LLC
0.230% due 01/02/2013	1,500	1,500
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 2.125% due 12/31/2015 valued at $1,536. Repurchase proceeds are $1,500.)
JPMorgan Securities, Inc.
0.250% due 01/02/2013	7,300	7,300
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 1.875% - 2.375% due 10/31/2014 - 08/31/2017 valued at $7,459. Repurchase proceeds are $7,300.)
Morgan Stanley & Co., Inc.
0.260% due 01/02/2013	8,900	8,900
(Dated 12/31/2012. Collateralized by Fannie Mae 1.600% due 12/24/2020 valued at $9,077. Repurchase proceeds are $8,900.)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 01/02/2013	$730	$730
(Dated 12/31/2012. Collateralized by Fannie Mae 2.170% due 10/17/2022 valued at $196 and Freddie Mac 2.060% due 10/17/2022 valued at $559. Repurchase proceeds are $730.)

		28,430

SHORT-TERM NOTES 0.7%
Fannie Mae
0.162% due 02/20/2013	1,800	1,800
Freddie Mac
0.162% due 02/19/2013 - 04/24/2013	11,400	11,397

		13,197

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.7%
0.170% due 01/31/2013 - 12/12/2013 (a)(j)(k)(l)	$13,466	$13,454

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 2.6%
PIMCO Short-Term Floating NAV Portfolio	4,990,515	49,940

Total Short-Term Instruments (Cost $105,013)		105,021

MARKET VALUE (000S)
PURCHASED OPTIONS (n) 0.7%
(Cost $29,309)	$13,992

Total Investments 110.4% (Cost $2,056,327)	$2,088,916

Written Options (o) (0.3%) (Premiums $10,944)	(5,310)

Other Assets and Liabilities (Net) (10.1%)	(192,192)

Net Assets 100.0%	$1,891,414

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Portfolio.
(d)	Institutional Class Shares of each Fund.
(e)	Securities with an aggregate market value of $1,307 have been pledged as collateral as of December 31, 2012 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $24,562 at a weighted average interest rate of 0.163%.
(g)	Cash of $160 has been pledged as margin collateral for repurchase agreements and/or reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012.
(h)	Securities with an aggregate market value of $56,232 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BOS	0.340%	12/20/2012	01/04/2013	$16,164	$(16,166)
JPS	0.300%	12/12/2012	01/08/2013	1,642	(1,642)
	0.310%	12/17/2012	01/04/2013	37,237	(37,242)
RDR	0.360%	12/21/2012	01/04/2013	1,573	(1,573)

					$(56,623)

(i)	Securities with an aggregate market value of $23,267 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
GSC	0.300%	12/24/2012	01/11/2013	$551	$(552)
	0.350%	12/19/2012	01/17/2013	852	(853)
	0.370%	12/27/2012	01/11/2013	2,722	(2,723)
UAG	0.250%	12/18/2012	01/07/2013	2,385	(2,384)
	0.250%	12/19/2012	01/15/2013	16,945	(16,939)

					$(23,451)

(1)	Payable for Sale-Buyback Financing Transactions includes $(8) of deferred price drop on sale-buyback financing transactions.

(j)	Securities with an aggregate market value of $4,616 and cash of $13,783 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Arabica Coffee March Futures	Short	03/2013	76	$261
Brent Crude February Futures	Long	01/2013	75	288
Cocoa March Futures	Short	03/2013	111	87
Copper March Futures	Short	03/2013	12	(18)

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
E-mini S&P 500 Index March Futures	Long	03/2013	2,934	$(40)
Euro-Bund 10-Year Bond March Futures	Long	03/2013	119	91
Gold 100 oz. February Futures	Short	02/2013	44	30
Heating Oil February Futures	Long	01/2013	9	(5)
Natural Gas February Futures	Short	01/2013	93	161
OMX Stockholm 30 Index January Futures	Long	01/2013	573	(4)
Platinum April Futures	Short	04/2013	51	36
RBOB Gasoline February Futures	Long	01/2013	19	2
Russell 2000 Mini Index March Futures	Short	03/2013	679	(1,692)
Silver March Futures	Short	03/2013	25	48
Sugar No. 11 March Futures	Short	02/2013	256	(35)
United Kingdom Government 10-Year Gilt March Futures	Long	03/2013	245	146
Wheat March Futures	Short	03/2013	117	234
WTI Crude February Futures	Long	01/2013	152	500

				$90

(k)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $3,710 and cash of $6,214 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	0.400%	08/15/2013	$	47,900	$26	$89
Receive	3-Month USD-LIBOR	1.000%	08/15/2015		5,400	(91)	(58)
Receive	3-Month USD-LIBOR	1.700%	08/15/2017		2,100	(101)	(69)
Receive	3-Month USD-LIBOR	1.500%	01/04/2018		179,100	(379)	178
Receive	3-Month USD-LIBOR	1.750%	12/19/2022		36,500	195	(50)
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2023	AUD	79,500	(2,568)	(2,015)
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2023		68,000	(707)	(1,081)
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023		76,650	883	762
Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023		14,700	491	372
Pay	6-Month GBP-LIBOR	2.500%	09/20/2022	GBP	22,400	(326)	66
Receive	6-Month GBP-LIBOR	3.000%	03/21/2042		9,200	(232)	(957)

						$(2,809)	$(2,763)

(l)	Securities with an aggregate market value of $3,980 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.

(m)	OTC swap agreements outstanding as of December 31, 2012:

Commodity Forward Swaps
Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Receive	London Platinum Market Fixing Ltd. PM	$1,698.000	01/09/2013	GST	3,330	$(568)	$0	$(568)

Credit Default Swaps on Corporate Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid	Unrealized (Depreciation)
New York Times Co.	BRC	(1.000%	)	03/20/2015	0.892%	$	2,000	$(6)	$115	$(121)

Credit Default Swaps on Corporate, Sovereign and U.S. Municipal Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
BP Capital Markets America, Inc.	FBF	5.000%	06/20/2015	0.275%	$	600	$71	$9	$62
BP Capital Markets America, Inc.	GST	5.000%	06/20/2015	0.275%		200	24	(7)	31
Brazil Government International Bond	CBK	1.000%	03/20/2013	0.297%		5,300	10	9	1
California State General Obligation Bonds, Series 2003	CBK	1.000%	12/20/2017	1.380%		7,200	(122)	(134)	12
China Government International Bond	CBK	1.000%	12/20/2016	0.453%		3,200	70	(152)	222
China Government International Bond	DUB	1.000%	03/20/2013	0.136%		4,600	10	20	(10)
China Government International Bond	DUB	1.000%	12/20/2016	0.453%		1,300	28	(66)	94
China Government International Bond	FBF	1.000%	12/20/2016	0.453%		800	17	(38)	55

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

Credit Default Swaps on Corporate, Sovereign and U.S. Municipal Issues - Sell Protection (3) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
China Government International Bond	RYL	1.000%	12/20/2016	0.453%	$	3,400	$75	$(158)	$233
Gazprom Via Gaz Capital S.A.	DUB	1.000%	03/20/2013	0.392%		5,400	9	(56)	65

							$192	$(573)	$765

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Market Value (6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	20,760	$(257)	$196	$(453)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		18,100	(224)	(202)	(22)
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017		1,470	(19)	(32)	13
CMBX.NA.AAA.3 Index	BOA	(0.080%	)	12/13/2049		1,480	64	93	(29)
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049		3,370	145	167	(22)
CMBX.NA.AAA.3 Index	MYC	(0.080%	)	12/13/2049		780	33	48	(15)
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		2,650	115	133	(18)
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051		2,650	115	123	(8)
iTraxx Europe 9 10-Year Index 22-100%	CBK	(0.250%	)	06/20/2018	EUR	2,600	52	29	23
iTraxx Europe 9 10-Year Index 22-100%	MYC	(0.250%	)	06/20/2018		25,400	513	259	254
iTraxx Europe Crossover 18 Index	BRC	(5.000%	)	12/20/2017		3,590	(42)	34	(76)
iTraxx Europe Crossover 18 Index	HUS	(5.000%	)	12/20/2017		3,400	(39)	65	(104)
iTraxx Europe Crossover 18 Index	MYC	(5.000%	)	12/20/2017		6,000	(70)	221	(291)

							$386	$1,134	$(748)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	9.980%	01/02/2014	GLM	BRL	1,900	$34	$5	$29
Pay	1-Year BRL-CDI	10.220%	01/02/2014	MYC		3,600	72	19	53
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		11,300	416	9	407
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HUS		7,600	279	5	274
Pay	1-Year BRL-CDI	12.310%	01/02/2014	BOA		10,600	446	62	384
Pay	1-Year BRL-CDI	8.075%	01/02/2015	HUS		41,000	169	95	74
Pay	1-Year BRL-CDI	8.260%	01/02/2015	UAG		31,200	195	71	124
Pay	1-Year BRL-CDI	10.135%	01/02/2015	HUS		2,900	73	0	73
Pay	1-Year BRL-CDI	8.180%	01/02/2017	BRC		20,400	(24)	(41)	17
Pay	1-Year BRL-CDI	8.200%	01/02/2017	UAG		33,900	(33)	(78)	45
Pay	1-Year BRL-CDI	8.320%	01/02/2017	HUS		179,300	122	202	(80)
Pay	1-Year BRL-CDI	8.420%	01/02/2017	BOA		53,800	109	125	(16)
Pay	1-Year BRL-CDI	8.860%	01/02/2017	BOA		51,600	484	527	(43)
Pay	1-Year BRL-CDI	8.900%	01/02/2017	HUS		89,200	833	937	(104)
Pay	1-Year BRL-CDI	9.010%	01/02/2017	JPM		1,700	19	22	(3)
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023	BOA	AUD	1,300	18	8	10

							$3,212	$1,968	$1,244

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Variance Swaps

Pay/Receive Variance	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	S&P 500 Index	$0.072	12/18/2015	GST	$	15,424	$114	$0	$114

(n)	Purchased options outstanding as of December 31, 2012:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC WTI Crude December Futures	MYC	$130.000	11/15/2013	$	40,700	$2,849	$374
Call - OTC WTI Crude December Futures	MYC	150.000	11/17/2015		600	38	9

						$2,887	$383

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	18,560	$210	$2
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		8,000	97	1
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		5,000	31	1
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		7,000	70	1
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	2.250%	03/11/2013		20,100	247	49
Put - OTC 10-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Receive	2.250%	03/11/2013		20,100	246	49
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		145,000	7,743	5,496
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		134,400	5,011	2,583
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.875%	04/14/2014		19,200	968	365
Call - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.500%	03/18/2013		39,200	353	260
Put - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	3.100%	03/18/2013		39,200	494	364

								$15,470	$9,171

Foreign Currency Options
Description	Counterparty	Exercise Price			Expiration Date	Notional Amount		Cost	Market Value
Put - OTC AUD versus USD	CBK	$		0.980	02/15/2013	AUD	32,400	$184	$29
Put - OTC AUD versus USD	MSX			0.980	02/15/2013		39,600	221	36
Call - OTC EUR versus USD	BRC			1.336	01/22/2013	EUR	3,300	13	15
Put - OTC EUR versus USD	DUB			1.000	05/22/2015		22,700	1,124	182
Put - OTC EUR versus USD	BPS			1.000	05/22/2015		25,000	787	200
Call - OTC GBP versus USD	JPM			1.642	01/24/2013	GBP	2,700	10	9
Put - OTC NZD versus USD	FBF			0.829	01/21/2013	NZD	4,600	13	41
Call - OTC USD versus BRL	UAG		BRL	2.115	01/24/2013	$	3,200	17	7
Call - OTC USD versus CAD	BRC		CAD	0.999	01/23/2013		4,400	10	17
Put - OTC USD versus JPY	DUB		JPY	82.670	01/25/2013		4,400	16	1
Call - OTC USD versus MXN	BRC		MXN	13.068	01/24/2013		2,600	11	19
Call - OTC USD versus NOK	UAG		NOK	5.641	01/23/2013		3,500	13	13

								$2,419	$569

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$ 13.000	01/19/2013	2,900	$307	$3

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CBOE S&P 500 Index	1,300.000	01/19/2013	687		N/A	$1,081	$120
Put - CBOE S&P 500 Index	1,000.000	03/16/2013	144		N/A	530	11
Put - CBOE S&P 500 Index	1,025.000	03/16/2013	458		N/A	1,178	48
Put - CBOE S&P 500 Index	1,300.000	03/16/2013	313		N/A	1,137	424
Put - CBOE S&P 500 Index	1,300.000	06/22/2013	674		N/A	3,555	2,157
Call - OTC Nikkei Stock Average Volatility Index	10,500.000	12/13/2013	N/A	JPY	12,450	745	1,106

						$8,226	$3,866

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

(o)	Written options outstanding as of December 31, 2012:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC Brent Crude December Futures	MYC	$	140.000	11/11/2013	$	40,700	$2,991	$(460)
Call - OTC Brent Crude December Futures	MYC		160.000	11/10/2015		600	38	(10)

							$3,029	$(470)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	0.800%	07/11/2013	$	6,200	$20	$(27)
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		6,200	20	(1)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.800%	07/11/2013		22,000	78	(95)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		22,000	78	(3)
Call - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Receive	1.200%	07/11/2013		3,800	27	(56)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		3,800	27	0
Call - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		8,800	86	(215)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		8,800	158	(3)
Call - OTC 5-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		6,200	14	(5)
Put - OTC 5-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		6,200	16	(2)
Call - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		35,300	335	(863)
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		35,300	649	(11)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		19,500	46	(17)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		19,500	47	(6)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.850%	04/14/2014		80,600	967	(126)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	0.800%	03/18/2013		263,500	211	(408)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		263,500	501	(231)
Call - OTC 5-Year Interest Rate Swap	HUS	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		31,300	294	(765)
Put - OTC 5-Year Interest Rate Swap	HUS	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		31,300	573	(10)
Call - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.800%	03/18/2013		233,700	263	(362)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		233,700	386	(205)
Put - OTC 10-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	2.280%	03/11/2013	EUR	15,600	197	(2)
Put - OTC 10-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	2.280%	03/11/2013		15,600	201	(2)

								$5,194	$(3,415)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC EUR versus USD	BRC	$	1.298	01/22/2013	EUR	3,300	$13	$(11)
Put - OTC GBP versus USD	JPM		1.608	01/24/2013	GBP	2,700	10	(11)
Call - OTC NZD versus USD	FBF		0.855	01/21/2013	NZD	4,600	12	(1)
Put - OTC USD versus BRL	UAG	BRL	2.032	01/24/2013	$	3,200	14	(15)
Put - OTC USD versus CAD	BRC	CAD	0.979	01/23/2013		4,400	10	(3)
Call - OTC USD versus JPY	DUB	JPY	85.620	01/25/2013		4,400	17	(71)
Put - OTC USD versus MXN	BRC	MXN	12.603	01/24/2013		2,600	9	(5)
Put - OTC USD versus NOK	UAG	NOK	5.465	01/23/2013		3,500	12	(10)

							$97	$(127)

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$ 11.000	01/19/2013	2,900	$142	$(3)

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Notional Amount		Premium	Market Value
Put - CBOE S&P 500 Index	1,100.000	01/19/2013	687		N/A	$204	$(17)
Put - CBOE S&P 500 Index	1,100.000	03/16/2013	313		N/A	291	(65)
Put - CBOE S&P 500 Index	1,100.000	06/22/2013	674		N/A	1,332	(633)
Put - OTC Nikkei Stock Average Volatility Index	9,000.000	12/13/2013	N/A	JPY	12,450	578	(575)

						$2,405	$(1,290)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Options on Securities
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE BP PLC SP - ADR	$ 29.000	01/19/2013	1,871	$77	$(5)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Notional Amount in NZD		Premium
Balance at 12/31/2011	2,309	$389,233	AUD	0	EUR	12,100	GBP	3,100	JPY	0	NZD	6,400	$7,355
Sales	59,755	2,465,380		6,000		152,900		71,700		12,450		49,600	17,825
Closing Buys	(53,411)	(966,931)		(6,000)		(97,300)		(57,500)		0		(32,500)	(12,359)
Expirations	0	0		0		0		0		0		0	0
Exercised	(2,208)	(487,082)		0		(33,200)		(14,600)		0		(18,900)	(1,877)

Balance at 12/31/2012	6,445	$1,400,600	AUD	0	EUR	34,500	GBP	2,700	JPY	12,450	NZD	4,600	10,944

(p)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	13,787	$	14,285	BPS	$0	$(25)	$(25)
01/2013		2,805		2,952	BRC	41	(1)	40
01/2013		13,326		13,800	DUB	0	(39)	(39)
01/2013		7,326		7,676	HUS	73	0	73
01/2013		7,200		7,440	JPM	0	(33)	(33)
01/2013	CAD	20,378		20,500	DUB	13	0	13
01/2013	CHF	3,281		3,594	JPM	6	0	6
01/2013	CLP	1,515,389		3,162	FBF	0	(1)	(1)
01/2013		1,357,505		2,837	HUS	4	0	4
01/2013	EUR	3,005		3,907	BOA	0	(60)	(60)
01/2013		1,650		2,173	BRC	0	(5)	(5)
01/2013		1,702		2,241	CBK	0	(6)	(6)
01/2013		10,199		13,201	FBF	0	(263)	(263)
01/2013		2,577		3,286	HUS	0	(115)	(115)
01/2013		3,014		3,840	MSC	0	(139)	(139)
01/2013	GBP	3,736		6,005	BPS	0	(64)	(64)
01/2013		1,350		2,194	CBK	1	0	1
01/2013		1,350		2,194	JPM	1	0	1
01/2013	IDR	21,937,500		2,250	JPM	10	0	10
01/2013		150,139,000		15,325	MSC	0	(9)	(9)
01/2013	INR	1,516,435		27,235	JPM	0	(333)	(333)
01/2013	JPY	184,978		2,200	BRC	65	0	65
01/2013		2,342,580		28,508	DUB	1,466	0	1,466
01/2013	MYR	65,216		21,176	UAG	0	(150)	(150)
01/2013	NZD	7,394		5,997	HUS	0	(111)	(111)
01/2013	RUB	294,875		9,373	BRC	0	(258)	(258)
01/2013		961,291		28,942	JPM	0	(2,457)	(2,457)
01/2013	THB	392,915		12,648	UAG	0	(180)	(180)
01/2013	TRY	25,356		13,775	JPM	0	(386)	(386)
01/2013	TWD	1,154,333		39,873	UAG	0	(28)	(28)
01/2013	$	14,294	AUD	13,787	BPS	23	0	23
01/2013		4,629		4,452	BRC	0	(8)	(8)
01/2013		749		725	HUS	3	0	3
01/2013		214		204	UAG	0	(3)	(3)
01/2013		1,600	BRL	3,308	JPM	10	0	10
01/2013		1,600		3,308	UAG	10	0	10
01/2013		20,489	CAD	20,378	BPS	0	(2)	(2)
01/2013		2,200		2,174	BRC	0	(16)	(16)
01/2013		2,200		2,174	CBK	0	(15)	(15)
01/2013		3,600	CHF	3,281	CBK	0	(12)	(12)
01/2013		2,909	CLP	1,393,289	MSC	0	(1)	(1)
01/2013		66,166	EUR	50,342	HUS	358	(69)	289
01/2013		186		145	RBC	5	0	5
01/2013		7,316		5,625	RYL	110	0	110
01/2013		5,816	GBP	3,600	DUB	33	0	33
01/2013		17,622	IDR	172,076,500	JPM	0	(48)	(48)
01/2013		27,672	INR	1,516,435	CBK	0	(104)	(104)
01/2013		16,132	JPY	1,361,622	CBK	0	(414)	(414)
01/2013		1,300	MXN	16,644	BRC	0	(15)	(15)
01/2013		1,300		16,644	HUS	0	(15)	(15)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	$	18,855	MYR	57,593	BOA	$0	$(22)	$(22)
01/2013		17,138		52,442	BRC	11	0	11
01/2013		875	NOK	4,857	CBK	0	(2)	(2)
01/2013		875		4,857	GLM	0	(2)	(2)
01/2013		1,750		9,714	UAG	0	(3)	(3)
01/2013		1,937	NZD	2,300	FBF	0	(38)	(38)
01/2013		7,622		9,112	HUS	0	(96)	(96)
01/2013		968		1,150	RBC	0	(19)	(19)
01/2013		41,992	SGD	51,180	UAG	0	(97)	(97)
01/2013		6,749	THB	207,629	BPS	30	0	30
01/2013		6,033		185,286	JPM	16	0	16
01/2013		8,998	TRY	16,484	BRC	208	0	208
01/2013	ZAR	101,487	$	11,494	BRC	0	(433)	(433)
01/2013		19,924		2,250	HUS	0	(91)	(91)
01/2013		194,155		22,102	JPM	0	(715)	(715)
02/2013	BRL	121,593		59,132	HUS	0	(4)	(4)
02/2013		31,058		14,736	MSC	0	(369)	(369)
02/2013		24,796		11,776	UAG	0	(283)	(283)
02/2013	CNY	30,402		4,822	BRC	0	(11)	(11)
02/2013		86,822		13,627	JPM	0	(174)	(174)
02/2013	CZK	32,190		1,660	JPM	0	(34)	(34)
02/2013	HKD	463,582		59,829	UAG	10	0	10
02/2013	HUF	206,612		927	JPM	0	(5)	(5)
02/2013	KRW	67,915,996		62,368	JPM	0	(1,172)	(1,172)
02/2013	PLN	47,613		14,744	JPM	0	(575)	(575)
02/2013	$	1,106	BRL	2,314	BRC	19	0	19
02/2013		344		721	FBF	7	0	7
02/2013		1,182		2,475	HUS	22	0	22
02/2013		857		1,793	UAG	15	0	15
02/2013		7,465	CHF	6,834	BRC	13	0	13
02/2013		2,476		2,329	CBK	73	0	73
02/2013		15,406		14,043	HUS	0	(40)	(40)
02/2013		3,596		3,281	JPM	0	(6)	(6)
02/2013		10,763		9,966	RYL	142	0	142
02/2013		3,501	DKK	20,391	RBC	109	0	109
02/2013		6,134	KRW	6,645,576	HUS	83	0	83
02/2013		2,891	NOK	16,700	HUS	110	0	110
02/2013		41,553	SEK	281,191	HUS	1,644	0	1,644
02/2013		5,639		37,259	UAG	85	0	85
02/2013		6,488	SGD	7,916	FBF	0	(8)	(8)
02/2013		12,743		15,542	JPM	0	(21)	(21)
03/2013	CAD	20,378	$	20,454	BPS	2	0	2
03/2013	GBP	12,681		20,420	BOA	0	(175)	(175)
03/2013		312		508	BRC	1	0	1
03/2013		12,288		19,680	JPM	0	(277)	(277)
03/2013		252		406	RYL	0	(4)	(4)
03/2013	PHP	192,917		4,687	CBK	0	(44)	(44)
03/2013	$	7,043	CAD	7,009	BRC	0	(8)	(8)
03/2013		2,531		2,501	CBK	0	(21)	(21)
03/2013		13,564		13,404	FBF	0	(110)	(110)
03/2013		26,389		26,097	HUS	0	(196)	(196)
03/2013		6,003	GBP	3,736	BPS	64	0	64
03/2013		12,722		7,874	BRC	66	0	66
03/2013		57		35	CBK	0	0	0
04/2013	COP	6,118,749	$	3,316	UAG	0	(111)	(111)
04/2013	IDR	172,076,500		17,491	JPM	84	0	84
04/2013	ILS	20,901		5,436	BRC	0	(144)	(144)
04/2013	INR	1,516,435		27,313	CBK	120	0	120
04/2013	MXN	152,134		11,571	HUS	2	(102)	(100)
04/2013		94,617		7,264	JPM	5	0	5
04/2013		398,023		30,554	MSC	115	(95)	20
04/2013		414,213		31,574	UAG	7	(209)	(202)
04/2013	PEN	10,212		3,924	MSC	0	(58)	(58)
04/2013	THB	185,286		6,007	JPM	0	(15)	(15)
04/2013	$	6,600	MXN	84,916	BOA	0	(86)	(86)
04/2013		3,900		50,185	BRC	0	(50)	(50)
04/2013		4,700		60,334	JPM	0	(71)	(71)
04/2013		8,087		105,602	MSC	36	(22)	14
04/2013		10,258		133,108	UAG	0	(47)	(47)
04/2013		5,768	MYR	17,725	BOA	9	0	9
04/2013		14,770		45,396	UAG	26	0	26

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
06/2013	CLP	1,393,289	$	2,853	MSC	$2	$0	$2
08/2013	$	1,117	CNY	7,000	DUB	0	(10)	(10)
08/2013		3,393		21,424	UAG	0	(2)	(2)
10/2013		17,184		109,136	FBF	70	0	70
10/2013		24,433		155,296	UAG	119	0	119
09/2015		1,547		9,400	DUB	0	(89)	(89)

						$5,557	$(11,551)	$(5,994)

(q)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$16,902	$0	$16,902
Industrials	0	2,135	0	2,135
Utilities	0	1,611	0	1,611
Municipal Bonds & Notes
California	0	4,514	0	4,514
U.S. Government Agencies	0	129,992	0	129,992
U.S. Treasury Obligations	0	84,770	0	84,770
Mortgage-Backed Securities	0	2,637	0	2,637
Asset-Backed Securities	0	1,440	0	1,440
Sovereign Issues	0	122,213	0	122,213
Mutual Funds	1,031,942	0	0	1,031,942
Common Stocks
Financials	11,048	0	0	11,048
Health Care	7,457	0	0	7,457
Exchange-Traded Funds	553,036	0	0	553,036
Exchange-Traded Notes	206	0	0	206
Short-Term Instruments
Repurchase Agreements	0	28,430	0	28,430
Short-Term Notes	0	13,197	0	13,197
U.S. Treasury Bills	0	13,454	0	13,454
Central Funds Used for Cash Management Purposes	49,940	0	0	49,940
Purchased Options
Commodity Contracts	0	383	0	383

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Equity Contracts	$2,763	$1,106	$0	$3,869
Foreign Exchange Contracts	0	569	0	569
Interest Rate Contracts	0	9,171	0	9,171
	$1,656,392	$432,524	$0	$2,088,916

Financial Derivative Instruments - Assets
Commodity Contracts	1,647	0	0	1,647
Credit Contracts	0	1,065	0	1,065
Equity Contracts	0	114	0	114
Foreign Exchange Contracts	0	5,557	0	5,557
Interest Rate Contracts	237	2,957	0	3,194
	$1,884	$9,693	$0	$11,577

Financial Derivative Instruments - Liabilities
Commodity Contracts	(58)	(1,038)	0	(1,096)
Credit Contracts	0	(1,169)	0	(1,169)
Equity Contracts	(2,455)	(575)	0	(3,030)
Foreign Exchange Contracts	0	(11,678)	0	(11,678)
Interest Rate Contracts	(3)	(7,892)	0	(7,895)
	$(2,516)	$(22,352)	$0	$(24,868)

Totals	$1,655,760	$419,865	$0	$2,075,625

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

(r)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$383	$0	$3,869	$569	$9,171	$13,992
Variation margin receivable on financial derivative instruments (2)	197	0	3,809	0	1,345	5,351
Unrealized appreciation on foreign currency contracts	0	0	0	5,557	0	5,557
Unrealized appreciation on OTC swap agreements	0	1,065	114	0	1,490	2,669

	$580	$1,065	$7,792	$6,126	$12,006	$27,569

Liabilities:
Written options outstanding	$470	$0	$1,298	$127	$3,415	$5,310
Variation margin payable on financial derivative instruments (2)	0	0	51	0	20	71
Unrealized depreciation on foreign currency contracts	0	0	0	11,551	0	11,551
Unrealized depreciation on OTC swap agreements	568	1,169	0	0	246	1,983

	$1,038	$1,169	$1,349	$11,678	$3,681	$18,915

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

December 31, 2012

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$(5,138)	$0	$(38,720)	$(9,702)	$(391)	$(53,951)
Net realized gain (loss) on futures contracts	(8,316)	0	852	0	4,127	(3,337)
Net realized gain (loss) on written options	(279)	484	5,209	2,068	1,838	9,320
Net realized gain (loss) on swaps	700	(2,073)	879	0	5,920	5,426
Net realized (loss) on foreign currency transactions	0	0	0	(6,552)	0	(6,552)

	$(13,033)	$(1,589)	$(31,780)	$(14,186)	$11,494	$(49,094)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(1,537)	$0	$19,174	$(276)	$(2,478)	$14,883
Net change in unrealized appreciation (depreciation) on futures contracts	1,589	0	(1,496)	0	(1,339)	(1,246)
Net change in unrealized appreciation (depreciation) on written options	1,758	0	(427)	(227)	1,712	2,816
Net change in unrealized appreciation (depreciation) on swaps	63	(1,624)	182	0	(2,550)	(3,929)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(9,096)	0	(9,096)

	$1,873	$(1,624)	$17,433	$(9,599)	$(4,655)	$3,428

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $90 and open centrally cleared swaps cumulative appreciation/(depreciation) of ($2,763) as reported in the Notes to Consolidated Schedule of Investments.

(s)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO Global Multi-Asset Portfolio			PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
BOA	$445	$(180)	$265	$0	$0	$0
BPS	800	(580)	220	0	0	0
BRC	(1,438)	1,462	24	0	0	0
CBK	(385)	260	(125)	0	0	0
DUB	1,527	(1,180)	347	0	0	0
FBF	(596)	439	(157)	0	0	0
GLM	32	0	32	0	0	0
GST	120	0	120	(568)	321	(247)
HUS	2,120	(2,380)	(260)	0	0	0
JPM	(774)	649	(125)	0	0	0
MSC	(539)	(1,750)	(2,289)	0	0	0
MSX	36	(70)	(34)	0	0	0
MYC	4,086	(4,750)	(664)	(1)	0	(1)
RBC	95	0	95	0	0	0
RYL	(242)	0	(242)	0	0	0
UAG	(740)	559	(181)	0	0	0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO Global Multi-Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest in any of the funds of PIMCO Funds, an affiliated open-end investment company, except funds of funds, as well as funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies (“Underlying PIMCO Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMA Subsidiary”), and the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS®

Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The GMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The GMA Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMA Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Consolidated Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Consolidated Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after

22	PIMCO VARIABLE INSURANCE TRUST

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January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in

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Notes to Financial Statements (Cont.)

markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem

24	PIMCO VARIABLE INSURANCE TRUST

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or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of

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Notes to Financial Statements (Cont.)

the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S.

Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations,

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including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Consolidated Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Consolidated Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of

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Notes to Financial Statements (Cont.)

the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying commodity for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The settlement for a Commodity Option will not include actual delivery of the underlying commodity but will rather settle the amount of the difference directly into the Portfolio’s custody account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment.

Options on Securities  The Portfolio may write or purchase options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment.

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash

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December 31, 2012

flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into commodity forward, credit default, interest rate, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure of the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price of the commodity with respect to the number of units. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price variance of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (Cont.)

obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements

30	PIMCO VARIABLE INSURANCE TRUST

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exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio may invest in shares of the Acquired Funds, the risk of investing in the Portfolio may be closely related to the risks associated with the Acquired Funds and their investments. The Portfolio may also invest its assets directly in stocks or bonds of other issuers and in other instruments such as forwards, options, futures contracts or swap agreements.

Investing in the Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect

ANNUAL REPORT	DECEMBER 31, 2012	31

Notes to Financial Statements (Cont.)

a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial

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derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Account Agreements and agreements governing listed equity option transactions between the Portfolio and selected counterparties or brokers govern the considerations and factors surrounding accounts opened for short selling and listed equity option transactions and activities, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination.

8. BASIS FOR CONSOLIDATION OF THE PIMCO GLOBAL MULTI-ASSET PORTFOLIO

The GMA Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMA Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMA Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMA Subsidiary, comprising the entire issued share capital of the GMA Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2012 of the GMA Subsidiary to the Portfolio (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Portfolio Net Assets	Subsidiary Net Assets	% of Portfolio Net Assets
PIMCO Cayman Commodity Portfolio II Ltd.	11/21/2008	01/14/2009	$1,891,414	$161,491	8.5%

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.90%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor

(“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

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Notes to Financial Statements (Cont.)

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2013, to waive, first, the Investment Advisory Fee and, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2012, the amount was $7,846,048.

The GMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2012, the amount was $1,392,854.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the

34	PIMCO VARIABLE INSURANCE TRUST

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current market price. During the period ended December 31, 2012, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$9,528	$609

The Portfolio may invest assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2012 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
PIMCO 0-5 Year High Yield Corporate Bond Index Fund	$2,131	$0	$(2,148)	$102	$(85)	$0	$0	$0
PIMCO Emerging Local Bond Fund	61,962	11,197	0	0	6,036	79,195	4,197	0
PIMCO Emerging Markets Bond Fund	23,388	1,095	(19,900)	1,399	1,111	7,093	1,087	7
PIMCO Emerging Markets Corporate Bond Fund	61,237	12,246	0	0	7,882	81,365	3,015	232
PIMCO Emerging Markets Currency Fund	30,623	216	(31,746)	(2,391)	3,298	0	237	0
PIMCO EqS Pathfinder Fund®	169,227	9,439	0	0	11,656	190,322	5,440	0
PIMCO EqS® Dividend Fund	0	56,752	0	0	3,542	60,294	1,354	67
PIMCO EqS® Emerging Markets Fund	82,570	4,958	0	0	10,045	97,573	959	0
PIMCO Foreign Bond Fund (Unhedged)	0	4,000	(4,015)	15	0	0	0	0
PIMCO Global Advantage® Strategy Bond Fund	50,061	4,224	(42,600)	2,233	121	14,039	1,167	57
PIMCO Global Bond Fund (Unhedged)	19,509	9,596	(23,100)	1,216	(231)	6,990	1,005	91
PIMCO Income Fund	0	84,311	0	0	30	84,341	1,368	113
PIMCO Investment Grade Corporate Bond Fund	31,461	2,361	0	0	2,355	36,177	1,981	379
PIMCO Investment Grade Corporate Bond Index Fund	10,629	0	0	0	768	11,397	411	16
PIMCO Long-Term U.S. Government Fund	42,934	37,231	(78,580)	(5,492)	3,907	0	878	0
PIMCO Real Return Fund	0	29,000	0	0	413	29,413	878	352
PIMCO RealEstateRealReturn Strategy Fund	3,052	808	0	0	66	3,926	768	40
PIMCO Short-Term Floating NAV Portfolio	17,956	499,376	(467,400)	(1)	9	49,940	174	1
PIMCO StocksPLUS® Fund	223,616	16,294	(117,980)	(1,517)	23,289	143,702	8,624	7,670
PIMCO Total Return Fund	93,407	19,996	(90,100)	2,772	2,362	28,437	3,189	278
PIMCO Unconstrained Bond Fund	52,702	115,296	0	0	1,077	169,075	3,998	198
Totals	$976,465	$918,396	$(877,569)	$(1,664)	$77,651	$1,093,279	$40,730	$9,501

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,856,927	$1,679,629	$852,924	$763,962

ANNUAL REPORT	DECEMBER 31, 2012	35

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1	$13	0	$0
Administrative Class	3,663	46,128	13,648	175,883
Advisor Class	8,213	103,030	57,201	735,727
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	1,138	14,224	615	7,746
Advisor Class	4,283	53,646	2,578	32,490
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(2,071)	(25,916)	(1,192)	(14,956)
Advisor Class	(9,465)	(118,649)	(2,907)	(37,215)
Net increase resulting from Portfolio share transactions	5,762	$72,476	69,943	$899,675

As of December 31, 2012, 3 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 90% of the Portfolio. 1 shareholder is a related party to the Portfolio and comprises 17% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the

IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$31,660	$—	$27,299	$(6,136)	$(1,038)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2012, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$1,038	$—

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$2,068,242	$48,206	$(27,532)	$20,674

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

ANNUAL REPORT	DECEMBER 31, 2012	37

Notes to Financial Statements (Cont.)

December 31, 2012

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$60,392	$7,478	$—
12/31/2011	$35,063	$5,173	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

38	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Global Multi-Asset Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the PIMCO Global Multi-Asset Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	39

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RDR	RBC Dain Rausher, Inc.
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.
FBF	Credit Suisse International	MSX	Morgan Stanley Capital Group, Inc.

Currency Abbreviations:
AUD	Australian Dollar	HUF	Hungarian Forint	PHP	Philippine Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty
CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
DKK	Danish Krone	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
EUR	Euro	NOK	Norwegian Krone	USD (or $)	United States Dollar
GBP	British Pound	NZD	New Zealand Dollar	ZAR	South African Rand
HKD	Hong Kong Dollar	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index	EAFE	Europe, Australasia, and Far East Stock Index

Other Abbreviations:
ADR	American Depositary Receipt	ETF	Exchange Traded Fund	oz.	Ounce
BABs	Build America Bonds	ETN	Exchange Traded Notes	RBOB	Reformulated Blendstock for Oxygenate Blending
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	SPDR	Standard & Poor’s Depositary Receipts
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	WTI	West Texas Intermediate

40	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

100.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

2.99%

For the current year pursuant to IRC Section 852(b)(3)(C)(v), the Fund designates an increase in net capital gain in the amount of $88,231 arising from a determination under Section 860(e) relating to a prior year.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	41

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	43

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

44	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT33AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO High Yield Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	34
Glossary	35
Federal Income Tax Information	36
Management of the Trust	37
Privacy Policy	39
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	40

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	87.2%
Short-Term Instruments	10.2%
Bank Loan Obligations	1.5%
Mortgage-Backed Securities	0.8%
Preferred Securities	0.3%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	10 Years	Class Inception (04/30/1998)
PIMCO High Yield Portfolio Administrative Class	14.30%	7.72%	8.66%	6.19%
The BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	14.58%	9.10%	9.31%	6.64%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Administrative Class shares.

± The BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,073.70	$1,021.37
Expenses Paid During Period†	$3.91	$3.81
Net Annualized Expense Ratio	0.75%	0.75%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	An overweight to European high yield securities added to returns as these securities outperformed the U.S. high yield bond market over the reporting period.

»	An underweight to the energy sector added to returns as the sector underperformed the broader high yield bond market over the reporting period.

»	Security selection in financials added to returns as select bank holdings outperformed the broader high yield bond market over the reporting period.

»	Security selection in the energy sector detracted from returns, particularly the exploration and production sector, as certain credits underperformed during the reporting period.

»	An underweight to financials detracted from returns as the banking sector outperformed the broader high yield bond market over the reporting period.

»	Elevated cash levels in the portfolio detracted from returns as the high yield bond market posted strong total returns over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO High Yield Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Administrative Class
Net asset value beginning of year	$7.47	$7.75	$7.28	$5.66	$8.05
Net investment income (a)	0.43	0.51	0.54	0.55	0.54
Net realized/unrealized gain (loss)	0.61	(0.26)	0.48	1.62	(2.35)
Total income (loss) from investment operations	1.04	0.25	1.02	2.17	(1.81)
Dividends from net investment income	(0.45)	(0.53)	(0.55)	(0.55)	(0.53)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.02)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.03)
Total distributions	(0.45)	(0.53)	(0.55)	(0.55)	(0.58)
Net asset value end of year	$8.06	$7.47	$7.75	$7.28	$5.66
Total return	14.30%	3.34%	14.46%	40.26%	(23.51)%
Net assets end of year (000s)	$1,010,351	$748,448	$664,342	$531,066	$318,753
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.76%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	5.53%	6.68%	7.14%	8.56%	7.53%
Portfolio turnover rate	43%*	68%*	64%*	181%	313%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$965,666
Investments in Affiliates, at value	105,401
Repurchase agreements, at value	3,461
Cash	143
Deposits with counterparty	1,837
Foreign currency, at value	53
Receivable for investments sold	410
OTC swap premiums paid	11
Variation margin receivable on financial derivative instruments	146
Unrealized appreciation on foreign currency contracts	22
Unrealized appreciation on OTC swap agreements	1,825
Receivable for Portfolio shares sold	1,175
Interest and dividends receivable	16,973
Dividends receivable from Affiliates	39
1,097,162

Liabilities:
Payable for investments purchased	$9,688
Payable for investments in Affiliates purchased	39
Payable for reverse repurchase agreements	1,625
OTC swap premiums received	1,016
Unrealized depreciation on foreign currency contracts	675
Deposits from counterparty	856
Payable for Portfolio shares redeemed	666
Accrued investment advisory fees	218
Accrued supervisory and administrative fees	306
Accrued distribution fees	13
Accrued servicing fees	122
15,224

Net Assets	$1,081,938

Net Assets Consist of:
Paid in capital	$1,031,510
Undistributed net investment income	4,376
Accumulated undistributed net realized (loss)	(15,445)
Net unrealized appreciation	61,497
$1,081,938

Net Assets:
Institutional Class	$5,724
Administrative Class	1,010,351
Advisor Class	65,863

Shares Issued and Outstanding:
Institutional Class	710
Administrative Class	125,370
Advisor Class	8,173

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$8.06
Administrative Class	8.06
Advisor Class	8.06

Cost of Investments	$906,527
Cost of Investments in Affiliates	$105,542
Cost of Repurchase Agreements	$3,461
Cost of Foreign Currency Held	$53

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$59,506
Dividends	224
Dividends from Affiliate investments	629
Total Income	60,359

Expenses:
Investment advisory fees	2,399
Supervisory and administrative fees	3,358
Servicing fees – Administrative Class	1,363
Distribution and/or servicing fees – Advisor Class	146
Trustees’ fees	5
Interest expense	1
Total Expenses	7,272

Net Investment Income	53,087

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	10,778
Net realized gain on Affiliate investments	80
Net capital gain distributions received from Affiliate investments	11
Net realized gain on swaps	3,376
Net realized gain on foreign currency transactions	1,609
Net change in unrealized appreciation on investments	56,039
Net change in unrealized (depreciation) on Affiliate investments	(147)
Net change in unrealized appreciation on swaps	1,974
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,496)
Net Gain	71,224

Net Increase in Net Assets Resulting from Operations	$124,311

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$53,087	$47,742
Net realized gain	15,763	13,555
Net realized gain on Affiliate investments	80	8
Net capital gain distributions received from Affiliate investments	11	0
Net change in unrealized appreciation (depreciation)	55,517	(35,618)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(147)	8
Net increase resulting from operations	124,311	25,695

Distributions to Shareholders:
From net investment income
Institutional Class	(304)	(335)
Administrative Class	(51,949)	(47,781)
Advisor Class	(3,273)	(1,661)

Total Distributions	(55,526)	(49,777)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	194,833	152,112

Total Increase in Net Assets	263,618	128,030

Net Assets:
Beginning of year	818,320	690,290
End of year*	$1,081,938	$818,320

*Including undistributed net investment income of:	$4,376	$3,358

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 1.5%
Allison Transmission, Inc.
2.710% due 08/07/2014		$345	$347
Bausch & Lomb, Inc.
5.250% due 05/17/2019		1,493	1,508
Caesars Entertainment Operating Co., Inc.
5.460% due 01/28/2018		1,000	896
Cardinal Health, Inc.
4.209% due 09/15/2016		992	999
Community Health Systems, Inc.
2.462% due 07/25/2014		361	362
3.811% due 01/25/2017		311	314
First Data Corp.
2.961% due 09/24/2014		169	170
Georgia Gulf Corp.
4.000% due 12/30/2013		3,750	3,729
Getty Images, Inc.
4.750% due 10/18/2019		1,000	1,003
Hamilton Sundstrand Industrial
4.750% due 12/13/2019		500	505
MGM Resorts International
4.250% due 12/20/2019		1,500	1,518
Quintiles Transnational Corp.
4.500% due 06/08/2018		1,970	1,986
Texas Competitive Electric Holdings Co. LLC
4.713% - 4.810% due 10/10/2017		2,609	1,757
U.S. Foods, Inc.
5.750% due 03/31/2017		997	1,003

Total Bank Loan Obligations (Cost $16,368)			16,097

CORPORATE BONDS & NOTES 86.6%

BANKING & FINANCE 11.0%
A-S Co-Issuer Subsidiary, Inc.
7.875% due 12/15/2020		500	503
Ally Financial, Inc.
3.125% due 01/15/2016		1,500	1,502
4.500% due 02/11/2014		1,000	1,031
4.625% due 06/26/2015		1,000	1,043
5.500% due 02/15/2017		7,500	8,058
6.250% due 12/01/2017		3,500	3,887
6.750% due 12/01/2014		100	108
7.500% due 09/15/2020		3,500	4,239
8.000% due 03/15/2020		2,000	2,460
8.000% due 11/01/2031		1,500	1,895
8.300% due 02/12/2015		1,750	1,953
American International Group, Inc.
8.175% due 05/15/2068		1,000	1,307
8.625% due 05/22/2068	GBP	1,000	1,987
Ausdrill Finance Pty. Ltd.
6.875% due 11/01/2019		$500	500
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	1,500	3,266
Capital One Capital
10.250% due 08/15/2039		$1,500	1,500
Capsugel FinanceCo S.C.A.
9.875% due 08/01/2019	EUR	2,000	2,983
CIT Group, Inc.
4.250% due 08/15/2017		$3,000	3,102
5.000% due 05/15/2017		1,000	1,065
5.000% due 08/15/2022		4,000	4,281
5.250% due 03/15/2018		2,500	2,687
5.500% due 02/15/2019		1,000	1,095
CNH Capital LLC
3.875% due 11/01/2015		1,000	1,036

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Columbus International, Inc.
11.500% due 11/20/2014		$1,000	$1,120
Credit Agricole S.A.
8.375% due 10/13/2019 (d)		2,000	2,130
E*TRADE Financial Corp.
6.000% due 11/15/2017		500	514
6.375% due 11/15/2019		1,750	1,802
6.750% due 06/01/2016		500	529
Ford Motor Credit Co. LLC
6.625% due 08/15/2017		1,000	1,169
8.000% due 06/01/2014		1,000	1,091
8.000% due 12/15/2016		3,000	3,629
8.700% due 10/01/2014		500	562
12.000% due 05/15/2015		250	309
HBOS PLC
6.750% due 05/21/2018		1,000	1,081
ILFC E-Capital Trust
6.250% due 12/21/2065		250	215
Ineos Finance PLC
7.500% due 05/01/2020		2,000	2,105
9.000% due 05/15/2015		1,000	1,068
9.250% due 05/15/2015	EUR	475	676
International Lease Finance Corp.
5.875% due 05/01/2013		$300	305
6.250% due 05/15/2019		2,000	2,140
6.625% due 11/15/2013		1,000	1,043
6.750% due 09/01/2016		1,000	1,128
7.125% due 09/01/2018		1,750	2,039
8.625% due 09/15/2015		3,000	3,382
8.750% due 03/15/2017		2,000	2,320
LBG Capital PLC
6.439% due 05/23/2020	EUR	500	657
7.588% due 05/12/2020	GBP	500	855
7.625% due 10/14/2020	EUR	250	344
7.867% due 12/17/2019	GBP	500	857
7.869% due 08/25/2020		1,000	1,736
7.875% due 11/01/2020		$2,500	2,714
8.000% due 06/15/2020 (d)		500	521
9.125% due 07/15/2020	GBP	500	875
11.040% due 03/19/2020		500	952
Marina District Finance Co., Inc.
9.500% due 10/15/2015		$500	488
9.875% due 08/15/2018		500	483
Masonite International Corp.
8.250% due 04/15/2021		2,500	2,687
MCE Finance Ltd.
10.250% due 05/15/2018		1,000	1,142
RBS Capital Trust
2.285% due 03/30/2013 (d)	EUR	350	323
Regions Bank
7.500% due 05/15/2018		$1,500	1,813
Regions Financial Corp.
7.375% due 12/10/2037		1,500	1,650
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		250	239
7.640% due 09/29/2017 (d)		2,200	2,002
7.648% due 09/30/2031 (d)		250	255
Royal Bank of Scotland NV
1.011% due 03/09/2015		1,000	952
SLM Corp.
0.615% due 01/27/2014		1,025	1,016
5.000% due 06/15/2018		450	454
8.000% due 03/25/2020		1,000	1,147
8.450% due 06/15/2018		1,625	1,909
SLM Corp. CPI Linked Bond
4.282% due 01/31/2014		400	403

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Societe Generale S.A.
5.922% due 04/05/2017 (d)		$350	$324
Springleaf Finance Corp.
6.900% due 12/15/2017		1,000	900
Towergate Finance PLC
8.500% due 02/15/2018	GBP	200	340
10.500% due 02/15/2019		200	335
UBS AG
7.152% due 12/21/2017 (d)	EUR	600	865
UBS Preferred Funding Trust
6.243% due 05/15/2016 (d)		$660	677
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		3,000	3,052
7.375% due 02/15/2018	EUR	1,000	1,345
11.750% due 07/15/2017		$2,500	2,631

			118,788

INDUSTRIALS 66.9%
Affinion Group, Inc.
7.875% due 12/15/2018		1,500	1,151
Aguila S.A.
7.875% due 01/31/2018		2,500	2,662
Air Medical Group Holdings, Inc.
9.250% due 11/01/2018		2,000	2,220
Albea Beauty Holdings S.A.
8.375% due 11/01/2019		750	795
Alere, Inc.
8.625% due 10/01/2018		2,500	2,525
Aleris International, Inc.
7.625% due 02/15/2018		4,000	4,090
7.875% due 11/01/2020		750	753
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		2,250	2,340
Alliance Data Systems Corp.
6.375% due 04/01/2020		1,250	1,337
Allison Transmission, Inc.
7.125% due 05/15/2019		1,000	1,073
Alphabet Holding Co., Inc.
7.750% due 11/01/2017		1,000	1,033
AMC Networks, Inc.
4.750% due 12/15/2022		1,000	1,010
7.750% due 07/15/2021		600	690
American Renal Holdings Co., Inc.
8.375% due 05/15/2018		425	449
Ameristar Casinos, Inc.
7.500% due 04/15/2021		3,000	3,266
Antero Resources Finance Corp.
6.000% due 12/01/2020		1,000	1,018
7.250% due 08/01/2019		1,000	1,095
ARAMARK Corp.
3.813% due 02/01/2015		3,000	3,004
8.500% due 02/01/2015		1,000	1,006
Arch Coal, Inc.
7.000% due 06/15/2019		1,000	935
7.250% due 10/01/2020		1,000	933
7.250% due 06/15/2021		2,000	1,855
ARD Finance S.A.
11.125% due 06/01/2018 (a)		590	623
Ardagh Packaging Finance PLC
7.375% due 10/15/2017	EUR	1,000	1,443
7.375% due 10/15/2017		$1,250	1,364
9.250% due 10/15/2020	EUR	2,000	2,888
Armored Autogroup, Inc.
9.250% due 11/01/2018		$500	426
Ashland, Inc.
4.750% due 08/15/2022		250	261

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ashtead Capital, Inc.
6.500% due 07/15/2022		$1,000	$1,090
Associated Materials LLC
9.125% due 11/01/2017		1,500	1,530
Atwood Oceanics, Inc.
6.500% due 02/01/2020		250	270
Audatex North America, Inc.
6.750% due 06/15/2018		1,000	1,075
Avaya, Inc.
7.000% due 04/01/2019		3,250	3,055
B&G Foods, Inc.
7.625% due 01/15/2018		710	767
Basic Energy Services, Inc.
7.750% due 02/15/2019		1,000	1,000
Bausch & Lomb, Inc.
9.875% due 11/01/2015		913	945
BE Aerospace, Inc.
5.250% due 04/01/2022		1,750	1,864
6.875% due 10/01/2020		1,000	1,117
Beazer Homes USA, Inc.
6.625% due 04/15/2018		1,000	1,063
Belden, Inc.
5.500% due 09/01/2022		750	774
Berry Plastics Corp.
5.090% due 02/15/2015		1,625	1,631
9.500% due 05/15/2018		2,000	2,210
9.750% due 01/15/2021		2,000	2,315
Beverage Packaging Holdings Luxembourg S.A.
8.000% due 12/15/2016	EUR	1,000	1,345
BI-LO LLC
9.250% due 02/15/2019		$1,000	1,075
Biomet, Inc.
6.500% due 08/01/2020		5,500	5,864
6.500% due 10/01/2020		5,000	4,994
Boise Cascade LLC
6.375% due 11/01/2020		750	774
Brickman Group Holdings, Inc.
9.125% due 11/01/2018		1,000	1,053
Bristow Group, Inc.
6.250% due 10/15/2022		400	430
Brocade Communications Systems, Inc.
6.875% due 01/15/2020		1,000	1,082
Building Materials Corp. of America
6.750% due 05/01/2021		2,000	2,215
6.875% due 08/15/2018		250	271
7.000% due 02/15/2020		900	986
7.500% due 03/15/2020		500	553
Bumble Bee Acquisition Corp.
9.000% due 12/15/2017		1,460	1,577
Cablevision Systems Corp.
5.875% due 09/15/2022		1,000	1,006
8.000% due 04/15/2020		1,000	1,131
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020		1,500	1,493
10.000% due 12/15/2018		1,000	668
11.250% due 06/01/2017		1,500	1,614
Calcipar S.A.
6.875% due 05/01/2018		500	513
Capella Healthcare, Inc.
9.250% due 07/01/2017		3,000	3,232
Carlson Wagonlit BV
6.875% due 06/15/2019		750	795
7.500% due 06/15/2019	EUR	250	354
Case New Holland, Inc.
7.750% due 09/01/2013		$1,000	1,045
7.875% due 12/01/2017		1,250	1,484

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Catalent Pharma Solutions, Inc.
7.875% due 10/15/2018		$1,000	$1,013
9.500% due 04/15/2015		933	956
CCO Holdings LLC
5.125% due 02/15/2023		1,000	1,003
5.250% due 09/30/2022		3,000	3,052
6.500% due 04/30/2021		1,000	1,084
6.625% due 01/31/2022		1,000	1,097
7.000% due 01/15/2019		1,000	1,084
7.875% due 04/30/2018		3,000	3,244
Celanese U.S. Holdings LLC
4.625% due 11/15/2022		1,000	1,053
Cemex S.A.B. de C.V.
9.000% due 01/11/2018		2,500	2,719
Cequel Communications Escrow LLC
6.375% due 09/15/2020		1,650	1,726
Cequel Communications Holdings LLC
8.625% due 11/15/2017		2,500	2,687
Ceridian Corp.
8.875% due 07/15/2019		350	382
CHC Helicopter S.A.
9.250% due 10/15/2020		2,500	2,644
Chemtura Corp.
7.875% due 09/01/2018		1,000	1,077
Chesapeake Energy Corp.
9.500% due 02/15/2015		2,000	2,270
Chester Downs & Marina LLC
9.250% due 02/01/2020		250	247
Cie Generale de Geophysique - Veritas
6.500% due 06/01/2021		1,000	1,075
9.500% due 05/15/2016		1,325	1,428
Cimarex Energy Co.
5.875% due 05/01/2022		500	550
Cinemark USA, Inc.
5.125% due 12/15/2022		750	763
CityCenter Holdings LLC
7.625% due 01/15/2016		1,000	1,075
10.750% due 01/15/2017		1,460	1,519
Clean Harbors, Inc.
5.250% due 08/01/2020		1,000	1,048
Clear Channel Communications, Inc.
9.000% due 03/01/2021		1,000	898
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		3,500	3,639
7.625% due 03/15/2020		4,000	4,050
CNL Lifestyle Properties, Inc.
7.250% due 04/15/2019		1,500	1,440
Columbus McKinnon Corp.
7.875% due 02/01/2019		250	269
CommScope, Inc.
8.250% due 01/15/2019		3,000	3,300
Community Health Systems, Inc.
5.125% due 08/15/2018		1,000	1,045
7.125% due 07/15/2020		2,000	2,137
8.000% due 11/15/2019		2,500	2,719
Concho Resources, Inc.
5.500% due 04/01/2023		500	526
6.500% due 01/15/2022		1,750	1,934
7.000% due 01/15/2021		750	840
CONSOL Energy, Inc.
8.000% due 04/01/2017		1,375	1,495
8.250% due 04/01/2020		3,000	3,262
Constellation Brands, Inc.
4.625% due 03/01/2023		1,000	1,050
7.250% due 05/15/2017		1,000	1,182
Conti-Gummi Finance BV
7.125% due 10/15/2018	EUR	1,000	1,414

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Continental Airlines Pass-Through Trust
7.373% due 06/15/2017		$80	$85
Continental Airlines, Inc.
6.920% due 04/02/2013 (l)		27	28
Continental Resources, Inc.
7.125% due 04/01/2021		400	454
7.375% due 10/01/2020		250	284
8.250% due 10/01/2019		50	56
Continental Rubber Of America Corp.
4.500% due 09/15/2019		1,500	1,543
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		3,000	3,322
Crown Americas LLC
7.625% due 05/15/2017		2,050	2,176
Crown Castle International Corp.
5.250% due 01/15/2023		2,000	2,147
7.125% due 11/01/2019		500	555
Crown European Holdings S.A.
7.125% due 08/15/2018	EUR	175	255
CSC Holdings LLC
6.750% due 11/15/2021		$750	835
7.625% due 07/15/2018		2,000	2,320
7.875% due 02/15/2018		3,000	3,487
8.625% due 02/15/2019		1,000	1,200
DaVita HealthCare Partners, Inc.
5.750% due 08/15/2022		2,000	2,117
6.375% due 11/01/2018		1,000	1,075
6.625% due 11/01/2020		2,000	2,185
Del Monte Corp.
7.625% due 02/15/2019		3,000	3,142
Denbury Resources, Inc.
8.250% due 02/15/2020		2,000	2,260
9.750% due 03/01/2016		50	53
Digicel Group Ltd.
8.250% due 09/30/2020		1,000	1,105
10.500% due 04/15/2018		1,000	1,110
Digicel Ltd.
8.250% due 09/01/2017		3,000	3,240
DineEquity, Inc.
9.500% due 10/30/2018		3,000	3,424
DISH DBS Corp.
5.000% due 03/15/2023		1,500	1,507
5.875% due 07/15/2022		5,000	5,400
6.750% due 06/01/2021		1,000	1,145
7.125% due 02/01/2016		2,000	2,250
7.750% due 05/31/2015		1,000	1,124
7.875% due 09/01/2019		2,000	2,380
DJO Finance LLC
7.750% due 04/15/2018		2,500	2,419
9.750% due 10/15/2017		500	448
Dresser-Rand Group, Inc.
6.500% due 05/01/2021		750	799
Easton-Bell Sports, Inc.
9.750% due 12/01/2016		1,000	1,076
El Paso LLC
7.000% due 06/15/2017		475	545
7.250% due 06/01/2018		500	580
7.750% due 01/15/2032		500	589
7.800% due 08/01/2031		1,150	1,344
8.050% due 10/15/2030		780	911
Emergency Medical Services Corp.
8.125% due 06/01/2019		1,500	1,655
Endo Health Solutions, Inc.
7.000% due 12/15/2020		1,500	1,607
7.250% due 01/15/2022		1,000	1,077
Energy Transfer Equity LP
7.500% due 10/15/2020		1,400	1,624

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Enterprise Products Operating LLC
8.375% due 08/01/2066	$4,000	$4,569
Entravision Communications Corp.
8.750% due 08/01/2017	844	920
ERA Group, Inc.
7.750% due 12/15/2022	750	741
Exide Technologies
8.625% due 02/01/2018	1,250	1,066
Fidelity National Information Services, Inc.
5.000% due 03/15/2022	1,000	1,077
7.625% due 07/15/2017	1,250	1,366
First Data Corp.
6.750% due 11/01/2020	3,500	3,552
8.250% due 01/15/2021	3,500	3,517
12.625% due 01/15/2021	500	529
Florida East Coast Railway Corp.
8.125% due 02/01/2017	600	639
FMG Resources Pty. Ltd.
6.000% due 04/01/2017	1,000	1,025
6.875% due 04/01/2022	2,000	2,052
7.000% due 11/01/2015	1,250	1,319
8.250% due 11/01/2019	4,000	4,280
Ford Motor Co.
9.215% due 09/15/2021	200	260
Forest Oil Corp.
7.250% due 06/15/2019	2,000	2,020
Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	1,250	1,348
5.875% due 01/31/2022	1,250	1,362
Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015	775	897
General Cable Corp.
5.750% due 10/01/2022	1,250	1,300
Goodyear Tire & Rubber Co.
8.250% due 08/15/2020	1,000	1,102
Graphic Packaging International, Inc.
7.875% due 10/01/2018	1,000	1,110
Griffey Intermediate, Inc.
7.000% due 10/15/2020	2,000	2,055
Griffon Corp.
7.125% due 04/01/2018	1,000	1,065
Grifols, Inc.
8.250% due 02/01/2018	1,500	1,659
H&E Equipment Services, Inc.
7.000% due 09/01/2022	750	803
HCA Holdings, Inc.
6.250% due 02/15/2021	2,500	2,569
7.750% due 05/15/2021	1,500	1,635
HCA, Inc.
4.750% due 05/01/2023	2,750	2,805
5.875% due 05/01/2023	1,750	1,816
6.375% due 01/15/2015	2,000	2,172
6.500% due 02/15/2020	2,500	2,819
7.190% due 11/15/2015	180	199
7.250% due 09/15/2020	2,975	3,310
7.500% due 02/15/2022	4,000	4,600
8.000% due 10/01/2018	3,500	4,060
8.500% due 04/15/2019	2,500	2,800
9.875% due 02/15/2017	1,000	1,061
HD Supply, Inc.
8.125% due 04/15/2019	3,000	3,427
11.000% due 04/15/2020	2,000	2,370
11.500% due 07/15/2020	1,250	1,411
HDTFS, Inc.
5.875% due 10/15/2020	500	525
6.250% due 10/15/2022	500	535

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Headwaters, Inc.
7.625% due 04/01/2019		$2,000	$2,135
Health Management Associates, Inc.
7.375% due 01/15/2020		2,500	2,712
HeidelbergCement Finance Luxembourg S.A.
8.500% due 10/31/2019	EUR	1,000	1,648
Hertz Corp.
6.750% due 04/15/2019		$3,000	3,289
7.375% due 01/15/2021		1,500	1,657
Hexion U.S. Finance Corp.
8.875% due 02/01/2018		3,000	3,097
9.000% due 11/15/2020		3,000	2,752
Hiland Partners LP
7.250% due 10/01/2020		500	538
Hologic, Inc.
6.250% due 08/01/2020		2,000	2,165
Host Hotels & Resorts LP
4.750% due 03/01/2023		1,000	1,065
5.250% due 03/15/2022		1,000	1,100
6.000% due 10/01/2021		2,000	2,305
9.000% due 05/15/2017		1,000	1,075
Hughes Satellite Systems Corp.
6.500% due 06/15/2019		500	554
7.625% due 06/15/2021		1,000	1,142
Huntington Ingalls Industries, Inc.
6.875% due 03/15/2018		1,000	1,092
Huntsman International LLC
4.875% due 11/15/2020		2,000	2,032
8.625% due 03/15/2021		4,000	4,590
IASIS Healthcare LLC
8.375% due 05/15/2019		2,500	2,375
Igloo Holdings Corp.
8.250% due 12/15/2017		600	596
Immucor, Inc.
11.125% due 08/15/2019		1,000	1,130
IMS Health, Inc.
6.000% due 11/01/2020		2,000	2,100
INEOS Group Holdings S.A.
7.875% due 02/15/2016	EUR	4,000	5,248
8.500% due 02/15/2016		$500	500
Infor U.S., Inc.
9.375% due 04/01/2019		250	282
Inmet Mining Corp.
7.500% due 06/01/2021		1,000	1,043
8.750% due 06/01/2020		1,500	1,646
Intelsat Jackson Holdings S.A.
7.250% due 04/01/2019		1,500	1,620
7.250% due 10/15/2020		4,250	4,635
7.500% due 04/01/2021		3,500	3,876
Intelsat Luxembourg S.A.
11.250% due 02/04/2017		500	531
11.500% due 02/04/2017 (a)		3,845	4,100
Interactive Data Corp.
10.250% due 08/01/2018		1,500	1,695
InterGen NV
9.000% due 06/30/2017		2,500	2,250
Interline Brands, Inc.
7.500% due 11/15/2018		500	543
10.000% due 11/15/2018 (a)		250	273
inVentiv Health, Inc.
10.000% due 08/15/2018		500	436
Iron Mountain, Inc.
5.750% due 08/15/2024		1,000	1,018
Jaguar Holding Co.
9.375% due 10/15/2017		400	422
9.500% due 12/01/2019		1,000	1,140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Jaguar Land Rover PLC
7.750% due 05/15/2018		$750	$821
8.125% due 05/15/2021		2,000	2,210
Jarden Corp.
7.500% due 05/01/2017		1,500	1,697
JMC Steel Group
8.250% due 03/15/2018		2,000	2,100
Lamar Media Corp.
5.000% due 05/01/2023		500	516
5.875% due 02/01/2022		500	545
Land O’ Lakes, Inc.
6.000% due 11/15/2022		1,000	1,085
Laredo Petroleum, Inc.
9.500% due 02/15/2019		1,500	1,684
Lender Processing Services, Inc.
5.750% due 04/15/2023		750	782
Levi Strauss & Co.
7.625% due 05/15/2020		1,000	1,095
Limited Brands, Inc.
5.625% due 02/15/2022		750	819
Live Nation Entertainment, Inc.
7.000% due 09/01/2020		500	524
8.125% due 05/15/2018		1,025	1,110
Logan’s Roadhouse, Inc.
10.750% due 10/15/2017		1,000	934
LyondellBasell Industries NV
5.000% due 04/15/2019		2,000	2,220
5.750% due 04/15/2024		1,000	1,180
Manitowoc Co., Inc.
5.875% due 10/15/2022		1,000	1,003
8.500% due 11/01/2020		3,000	3,382
9.500% due 02/15/2018		1,000	1,117
McClatchy Co.
9.000% due 12/15/2022		1,250	1,283
MGM Resorts International
6.625% due 12/15/2021		2,000	2,002
6.750% due 10/01/2020		1,500	1,536
6.875% due 04/01/2016		450	478
7.500% due 06/01/2016		1,500	1,616
7.625% due 01/15/2017		2,000	2,150
7.750% due 03/15/2022		2,000	2,150
8.625% due 02/01/2019		1,000	1,120
10.375% due 05/15/2014		2,000	2,285
11.125% due 11/15/2017		2,500	2,737
13.000% due 11/15/2013		1,000	1,111
Michael Foods Group, Inc.
9.750% due 07/15/2018		2,000	2,220
Michaels Stores, Inc.
7.750% due 11/01/2018		1,600	1,764
Momentive Performance Materials, Inc.
8.875% due 10/15/2020		750	760
9.000% due 01/15/2021		500	368
Mueller Water Products, Inc.
7.375% due 06/01/2017		1,000	1,038
8.750% due 09/01/2020		495	567
MultiPlan, Inc.
9.875% due 09/01/2018		1,000	1,120
Mylan, Inc.
7.625% due 07/15/2017		700	787
7.875% due 07/15/2020		2,500	2,955
Nara Cable Funding Ltd.
8.875% due 12/01/2018	EUR	500	673
8.875% due 12/01/2018		$2,000	2,045
NBTY, Inc.
9.000% due 10/01/2018		1,500	1,702
NCR Corp.
4.625% due 02/15/2021		1,500	1,507
5.000% due 07/15/2022		500	511

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Newfield Exploration Co.
6.875% due 02/01/2020	$1,050	$1,129
7.125% due 05/15/2018	1,075	1,139
Nielsen Finance LLC
4.500% due 10/01/2020	2,000	2,000
7.750% due 10/15/2018	2,500	2,806
Nokia OYJ
5.375% due 05/15/2019	1,000	958
Novelis, Inc.
8.375% due 12/15/2017	3,000	3,322
8.750% due 12/15/2020	4,500	5,040
NXP BV
9.750% due 08/01/2018	270	314
Oasis Petroleum, Inc.
6.500% due 11/01/2021	1,000	1,068
6.875% due 01/15/2023	1,000	1,077
OGX Austria GmbH
8.500% due 06/01/2018	3,000	2,715
Orion Engineered Carbons Bondco GmbH
9.625% due 06/15/2018	1,349	1,481
Oshkosh Corp.
8.250% due 03/01/2017	175	193
8.500% due 03/01/2020	175	195
OXEA Finance & Cy S.C.A.
9.500% due 07/15/2017	858	944
Party City Holdings, Inc.
8.875% due 08/01/2020	1,000	1,078
Peabody Energy Corp.
6.000% due 11/15/2018	1,250	1,334
6.250% due 11/15/2021	3,000	3,202
6.500% due 09/15/2020	500	539
Penske Automotive Group, Inc.
5.750% due 10/01/2022	500	518
Perstorp Holding AB
8.750% due 05/15/2017	2,000	2,070
11.000% due 08/15/2017	1,250	1,212
Petco Animal Supplies, Inc.
9.250% due 12/01/2018	2,500	2,787
Petco Holdings, Inc.
8.500% due 10/15/2017	2,000	2,065
PetroBakken Energy Ltd.
8.625% due 02/01/2020	1,250	1,275
PHH Corp.
9.250% due 03/01/2016	500	586
Pilgrim’s Pride Corp.
7.875% due 12/15/2018	2,000	2,037
Pinnacle Entertainment, Inc.
7.750% due 04/01/2022	1,000	1,070
Pinnacle Foods Finance LLC
8.250% due 09/01/2017	2,000	2,140
9.250% due 04/01/2015	756	771
Pittsburgh Glass Works LLC
8.500% due 04/15/2016	500	463
Plains Exploration & Production Co.
6.125% due 06/15/2019	2,000	2,190
6.500% due 11/15/2020	1,000	1,112
6.750% due 02/01/2022	1,000	1,127
6.875% due 02/15/2023	750	861
7.625% due 04/01/2020	1,750	1,960
Ply Gem Industries, Inc.
8.250% due 02/15/2018	2,500	2,712
Polymer Group, Inc.
7.750% due 02/01/2019	1,000	1,078
Polypore International, Inc.
7.500% due 11/15/2017	1,500	1,642
Post Holdings, Inc.
7.375% due 02/15/2022	750	825

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Precision Drilling Corp.
6.500% due 12/15/2021	$1,000	$1,070
Prestige Brands, Inc.
8.125% due 02/01/2020	500	559
Production Resource Group, Inc.
8.875% due 05/01/2019	450	331
PVH Corp.
4.500% due 12/15/2022	2,000	2,030
7.375% due 05/15/2020	1,750	1,971
Quebecor Media, Inc.
7.750% due 03/15/2016	798	820
Quicksilver Resources, Inc.
9.125% due 08/15/2019	1,000	895
Quiksilver, Inc.
6.875% due 04/15/2015	1,000	988
QVC, Inc.
7.375% due 10/15/2020	1,000	1,113
Radiation Therapy Services, Inc.
8.875% due 01/15/2017	500	493
9.875% due 04/15/2017	750	533
Rain CII Carbon LLC
8.000% due 12/01/2018	1,500	1,534
8.250% due 01/15/2021	750	771
Range Resources Corp.
5.000% due 08/15/2022	1,500	1,575
5.750% due 06/01/2021	500	538
6.750% due 08/01/2020	750	818
RBS Global, Inc.
8.500% due 05/01/2018	5,000	5,444
Regency Energy Partners LP
5.500% due 04/15/2023	500	536
6.875% due 12/01/2018	1,125	1,232
Rexel S.A.
6.125% due 12/15/2019	1,000	1,055
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020	2,500	2,587
6.875% due 02/15/2021	1,500	1,624
7.125% due 04/15/2019	1,250	1,350
7.875% due 08/15/2019	1,000	1,117
8.250% due 02/15/2021	3,750	3,825
8.500% due 05/15/2018	1,175	1,210
9.000% due 04/15/2019	2,000	2,090
9.875% due 08/15/2019	4,000	4,300
Rockies Express Pipeline LLC
5.625% due 04/15/2020	1,000	988
Rockwood Specialties Group, Inc.
4.625% due 10/15/2020	2,500	2,597
Ryerson, Inc.
9.000% due 10/15/2017	1,000	1,024
Ryland Group, Inc.
5.375% due 10/01/2022	250	257
Sable International Finance Ltd.
8.750% due 02/01/2020	1,000	1,150
Sally Holdings LLC
5.750% due 06/01/2022	1,500	1,635
6.875% due 11/15/2019	550	611
Samson Investment Co.
9.750% due 02/15/2020	2,000	2,125
SandRidge Energy, Inc.
7.500% due 03/15/2021	2,000	2,150
7.500% due 02/15/2023	500	538
8.000% due 06/01/2018	1,000	1,065
8.125% due 10/15/2022	4,500	4,950
8.750% due 01/15/2020	500	550
Sappi Papier Holding GmbH
6.625% due 04/15/2021	1,000	993
7.750% due 07/15/2017	750	820

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SBA Communications Corp.
5.625% due 10/01/2019		$500	$527
SBA Telecommunications, Inc.
5.750% due 07/15/2020		1,000	1,066
Schaeffler Finance BV
7.750% due 02/15/2017		1,000	1,115
7.750% due 02/15/2017	EUR	2,500	3,686
8.500% due 02/15/2019		$2,500	2,837
8.750% due 02/15/2019	EUR	1,500	2,291
Scientific Games International, Inc.
6.250% due 09/01/2020		$1,250	1,292
Scotts Miracle-Gro Co.
6.625% due 12/15/2020		500	551
7.250% due 01/15/2018		150	162
Sealed Air Corp.
8.125% due 09/15/2019		2,000	2,260
8.375% due 09/15/2021		2,000	2,295
Sensata Technologies BV
6.500% due 05/15/2019		1,500	1,605
Serta Simmons Holdings LLC
8.125% due 10/01/2020		1,000	1,005
ServiceMaster Co.
7.000% due 08/15/2020		1,750	1,763
8.000% due 02/15/2020		500	524
Silver Borrower
7.750% due 12/15/2020		1,500	1,560
Simmons Foods, Inc.
10.500% due 11/01/2017		500	456
Sinclair Television Group, Inc.
6.125% due 10/01/2022		1,000	1,066
SM Energy Co.
6.500% due 01/01/2023		750	806
Smithfield Foods, Inc.
6.625% due 08/15/2022		2,500	2,769
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025		500	526
Sonat, Inc.
7.000% due 02/01/2018		500	550
Sophia LP
9.750% due 01/15/2019		2,000	2,165
Spectrum Brands Escrow Corp.
6.375% due 11/15/2020		500	526
6.625% due 11/15/2022		1,500	1,612
Spectrum Brands, Inc.
9.500% due 06/15/2018		3,000	3,420
SPX Corp.
6.875% due 09/01/2017		750	840
Steel Dynamics, Inc.
6.125% due 08/15/2019		500	533
6.375% due 08/15/2022		500	533
7.625% due 03/15/2020		1,500	1,665
STHI Holding Corp.
8.000% due 03/15/2018		2,000	2,175
Suburban Propane Partners LP
7.375% due 03/15/2020		275	299
7.375% due 08/01/2021		247	270
7.500% due 10/01/2018		844	914
SunGard Data Systems, Inc.
6.625% due 11/01/2019		1,000	1,028
7.375% due 11/15/2018		2,000	2,152
7.625% due 11/15/2020		3,000	3,292
Sunrise Communications Holdings S.A.
8.500% due 12/31/2018	EUR	500	729
Sunrise Communications International S.A.
5.625% due 12/31/2017	CHF	500	571
7.000% due 12/31/2017	EUR	475	683

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Syniverse Holdings, Inc.
9.125% due 01/15/2019		$1,000	$1,073
Taminco Acquisition Corp.
9.125% due 12/15/2017		1,000	993
Taminco Global Chemical Corp.
9.750% due 03/31/2020		1,500	1,650
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020		3,000	3,161
5.375% due 02/02/2026	GBP	500	800
Telesat LLC
12.500% due 11/01/2017		$400	441
Tempur-Pedic International, Inc.
6.875% due 12/15/2020		500	517
Tenet Healthcare Corp.
6.250% due 11/01/2018		1,000	1,102
8.000% due 08/01/2020		2,000	2,164
8.875% due 07/01/2019		2,000	2,250
Terex Corp.
6.000% due 05/15/2021		1,100	1,163
Tesoro Logistics LP
5.875% due 10/01/2020		500	521
Thermon Industries, Inc.
9.500% due 05/01/2017		261	291
Tomkins LLC
9.000% due 10/01/2018		2,127	2,393
TransDigm, Inc.
5.500% due 10/15/2020		1,250	1,306
7.750% due 12/15/2018		3,000	3,334
TransUnion Holding Co., Inc.
8.125% due 06/15/2018 (a)		1,500	1,556
9.625% due 06/15/2018		500	531
TransUnion LLC
11.375% due 06/15/2018		2,000	2,340
TreeHouse Foods, Inc.
7.750% due 03/01/2018		750	816
Tronox Finance LLC
6.375% due 08/15/2020		500	507
United Rentals North America, Inc.
6.125% due 06/15/2023		350	371
7.375% due 05/15/2020		1,000	1,102
7.625% due 04/15/2022		2,250	2,526
8.250% due 02/01/2021		1,500	1,699
8.375% due 09/15/2020 (h)		1,500	1,669
Unitymedia Hessen GmbH & Co. KG
5.500% due 09/15/2022	EUR	2,000	2,719
5.500% due 01/15/2023		$1,000	1,038
5.750% due 01/15/2023	EUR	1,500	2,099
7.500% due 03/15/2019		$500	553
7.500% due 03/15/2019	EUR	750	1,086
Unitymedia KabelBW GmbH
9.500% due 03/15/2021		300	461
Univision Communications, Inc.
6.750% due 09/15/2022		$1,500	1,556
6.875% due 05/15/2019		3,000	3,135
7.875% due 11/01/2020		1,750	1,903
8.500% due 05/15/2021		2,500	2,594
UPC Holding BV
6.375% due 09/15/2022	EUR	2,000	2,706
8.375% due 08/15/2020		1,250	1,858
UPCB Finance Ltd.
7.250% due 11/15/2021		$2,500	2,762
7.625% due 01/15/2020	EUR	1,400	2,040
US Foods, Inc.
8.500% due 06/30/2019		$2,000	2,050
USG Corp.
8.375% due 10/15/2018		1,500	1,672

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Valeant Pharmaceuticals International
6.750% due 08/15/2021	$2,000	$2,155
6.875% due 12/01/2018	3,000	3,247
7.000% due 10/01/2020	2,500	2,731
7.250% due 07/15/2022	1,250	1,372
Vanguard Health Holding Co. LLC
8.000% due 02/01/2018	4,000	4,160
Vertellus Specialties, Inc.
9.375% due 10/01/2015	750	636
Videotron Ltee
9.125% due 04/15/2018	500	534
VPI Escrow Corp.
6.375% due 10/15/2020	1,000	1,078
VWR Funding, Inc.
7.250% due 09/15/2017	2,000	2,110
Warner Chilcott Co. LLC
7.750% due 09/15/2018	5,000	5,350
Windstream Corp.
7.000% due 03/15/2019	2,000	2,055
7.750% due 10/15/2020	1,000	1,085
7.750% due 10/01/2021	500	543
8.125% due 09/01/2018	1,000	1,097
Wolverine World Wide, Inc.
6.125% due 10/15/2020	400	422
Wynn Las Vegas LLC
5.375% due 03/15/2022	2,500	2,669
7.750% due 08/15/2020	1,500	1,717
Zayo Group LLC
8.125% due 01/01/2020	750	838

		724,225

UTILITIES 8.7%
Access Midstream Partners LP
4.875% due 05/15/2023	1,000	1,016
6.125% due 07/15/2022	500	541
AES Corp.
7.375% due 07/01/2021	3,000	3,345
8.000% due 10/15/2017	500	580
8.000% due 06/01/2020	1,500	1,732
9.750% due 04/15/2016	1,000	1,200
AES Ironwood LLC
8.857% due 11/30/2025	1,597	1,881
Atlas Pipeline Escrow LLC
6.625% due 10/01/2020	1,000	1,040
Calpine Corp.
7.500% due 02/15/2021	2,700	2,997
7.875% due 07/31/2020	1,575	1,776
Covanta Holding Corp.
7.250% due 12/01/2020	500	553
Drill Rigs Holdings, Inc.
6.500% due 10/01/2017	1,000	1,000
Energy Future Holdings Corp.
10.000% due 01/15/2020	3,000	3,367
Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017	2,000	2,140
10.000% due 12/01/2020	2,000	2,265
EP Energy LLC
6.875% due 05/01/2019	500	545
9.375% due 05/01/2020	4,500	5,096
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016	1,500	1,575
Frontier Communications Corp.
7.125% due 03/15/2019	1,125	1,229
7.875% due 04/15/2015	1,000	1,123
8.250% due 04/15/2017	275	319
8.500% due 04/15/2020	500	578
9.000% due 08/15/2031	1,025	1,133

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Inergy Midstream LP
6.000% due 12/15/2020	$750	$776
MarkWest Energy Partners LP
5.500% due 02/15/2023	750	818
6.750% due 11/01/2020	450	496
MetroPCS Wireless, Inc.
6.625% due 11/15/2020	2,500	2,666
Midwest Generation LLC
8.560% due 01/02/2016 ^(f)	1,485	1,441
NFR Energy LLC
9.750% due 02/15/2017	1,500	1,451
NGPL PipeCo LLC
7.119% due 12/15/2017	750	821
9.625% due 06/01/2019	1,000	1,155
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,254
NRG Energy, Inc.
6.625% due 03/15/2023	1,500	1,612
7.625% due 01/15/2018	5,000	5,575
7.875% due 05/15/2021	1,000	1,115
8.250% due 09/01/2020	2,250	2,531
NSG Holdings LLC
7.750% due 12/15/2025	1,581	1,636
Red Oak Power LLC
8.540% due 11/30/2019	914	1,001
Sprint Capital Corp.
6.875% due 11/15/2028	3,000	3,135
6.900% due 05/01/2019	4,500	4,927
8.750% due 03/15/2032	3,000	3,682
Sprint Nextel Corp.
6.000% due 12/01/2016	2,000	2,185
6.000% due 11/15/2022	5,000	5,162
7.000% due 03/01/2020	1,500	1,747
8.375% due 08/15/2017	1,000	1,168
9.000% due 11/15/2018	2,500	3,094
Targa Resources Partners LP
5.250% due 05/01/2023	1,500	1,560
6.375% due 08/01/2022	500	548
7.875% due 10/15/2018	1,000	1,100
Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,588	1,678
Time Warner Telecom Holdings, Inc.
8.000% due 03/01/2018	450	495
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021	1,250	1,447
VimpelCom Holdings BV
7.504% due 03/01/2022	750	862

		94,169

Total Corporate Bonds & Notes (Cost $877,582)		937,182

MUNICIPAL BONDS & NOTES 0.0%

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	400	32

Total Municipal Bonds & Notes (Cost $44)		32

MORTGAGE-BACKED SECURITIES 0.8%
American Home Mortgage Assets LLC
0.400% due 05/25/2046	110	74
Bear Stearns Alt-A Trust
4.749% due 11/25/2036 ^	984	743

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.901% due 03/25/2034	$12	$12
2.927% due 07/25/2046 ^	34	27
Countrywide Alternative Loan Trust
0.406% due 12/20/2046	290	185
0.421% due 03/20/2046	128	85
0.441% due 05/20/2046 ^	177	94
Countrywide Home Loan Mortgage Pass-Through Trust
0.530% due 03/25/2035	95	63
4.859% due 05/20/2036	563	381
GSR Mortgage Loan Trust
2.821% due 04/25/2035	14	13
3.047% due 05/25/2035	2,222	1,893
5.750% due 03/25/2036 ^	317	296
Harborview Mortgage Loan Trust
0.390% due 07/19/2046	108	64
1.015% due 12/19/2036	45	31
5.750% due 08/19/2036 ^	67	47
Indymac Mortgage Loan Trust
3.164% due 03/25/2037 ^	1,918	1,598
6.000% due 07/25/2037	875	715
Luminent Mortgage Trust
0.380% due 12/25/2036	54	38
0.390% due 12/25/2036	35	24
MASTR Adjustable Rate Mortgages Trust
0.420% due 04/25/2046	29	20
Residential Accredit Loans, Inc. Trust
3.278% due 03/25/2035	50	37
5.500% due 02/25/2036 ^	629	447
Residential Asset Securitization Trust
0.610% due 01/25/2046 ^	408	184
Structured Asset Mortgage Investments, Inc.
0.430% due 09/25/2047	1,000	561
0.520% due 09/25/2045	102	72
WaMu Mortgage Pass-Through Certificates
0.926% due 04/25/2047	53	48
0.986% due 12/25/2046	50	38

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.426% due 12/25/2036 ^	$610	$482
2.697% due 09/25/2036	38	31
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.136% due 05/25/2046	44	28

Total Mortgage-Backed Securities (Cost $6,689)		8,331

ASSET-BACKED SECURITIES 0.0%
Credit-Based Asset Servicing and Securitization LLC
0.280% due 01/25/2037	105	37
Structured Asset Securities Corp.
0.510% due 06/25/2035	284	230

Total Asset-Backed Securities (Cost $264)		267

	SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%
Dex One Corp. (b)	67,167	106

ENERGY 0.0%
SemGroup Corp. ‘A’ (b)	1	0

Total Common Stocks (Cost $2,082)		106

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
Ally Financial, Inc.
7.000% due 01/30/2013 (d)	1,750	1,719
GMAC Capital Trust
8.125% due 02/15/2040	50,000	1,333

Total Preferred Securities (Cost $2,899)		3,052

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 10.1%

REPURCHASE AGREEMENTS 0.3%
Banc of America Securities LLC
0.230% due 01/02/2013	$800	$800
(Dated 12/31/2012. Collateralized by U.S. Treasury Bills 0.000% due 12/12/2013 valued at $817. Repurchase proceeds are $800.)
Barclays, Inc.
0.160% due 01/11/2013	2,200	2,200
(Dated 12/21/2012. Collateralized by U.S. Treasury Notes 0.250% due 09/15/2015 valued at $2,246. Repurchase proceeds are $2,200.)
State Street Bank and Trust Co.
0.010% due 01/02/2013	461	461
(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $474. Repurchase proceeds are $461.)

		3,461

U.S. TREASURY BILLS 0.1%
0.145% due 12/12/2013 (c)(j)	600	599

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 9.7%
PIMCO Short-Term Floating NAV Portfolio	10,532,759	105,401

Total Short-Term Instruments (Cost $109,602)		109,461

Total Investments 99.3% (Cost $1,015,530)		$1,074,528

Other Assets and Liabilities (Net) 0.7%		7,410

Net Assets 100.0%		$1,081,938

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Non-income producing security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Perpetual maturity, date shown represents next contractual call date.
(e)	Affiliated to the Portfolio.
(f)	Security is subject to a forbearance agreement entered into by the Portfolio which forbears the Portfolio from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(g)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $1,618 at a weighted average interest rate of (1.750%).
(h)	Securities with an aggregate market value of $1,669 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BCY	(1.750%)	10/02/2012	10/04/2014	$1,618	$(1,625)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(i)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Cash of $1,837 has been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation
CDX.HY-16 5-Year Index	5.000%	06/20/2016	$3,120	$145	$332
CDX.HY-18 5-Year Index	5.000%	06/20/2017	11,583	206	625
CDX.HY-19 5-Year Index	5.000%	12/20/2017	19,400	108	345

				$459	$1,302

(j)	Securities with an aggregate market value of $599 have been pledged as collateral for OTC swap agreements and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.

(k)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate and Loan Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums (Received)	Unrealized Appreciation
AES Corp.	FBF	5.000%	03/20/2014	0.608%	$	1,000	$56	$(94)	$150
Community Health Systems, Inc.	CBK	5.000%	09/20/2014	1.166%		200	14	(18)	32
El Paso Corp.	FBF	5.000%	12/20/2014	0.911%		2,500	205	(75)	280
El Paso Corp.	GST	5.000%	09/20/2014	0.832%		3,000	220	(285)	505
HCA, Inc.	BOA	5.000%	03/20/2014	1.578%		1,000	43	(150)	193
NRG Energy, Inc.	GST	4.200%	09/20/2013	0.297%		100	3	0	3
SLM Corp.	BOA	5.000%	09/20/2014	1.244%		800	53	(112)	165
SLM Corp.	BRC	5.000%	12/20/2013	0.620%		650	28	(72)	100
SLM Corp.	DUB	5.000%	09/20/2014	1.244%		300	20	(34)	54

							$642	$(840)	$1,482

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation
CDX.HY-16 5-Year Index	MYC	5.000%	06/20/2016	$	2,160	$97	$11	$86
CDX.HY-18 5-Year Index	FBF	5.000%	06/20/2017		4,950	81	(176)	257

						$178	$(165)	$343

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or loan issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l)	Restricted securities as of December 31, 2012:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$27	$28	0.00%

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

(m)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	EUR	820	$	1,081	CBK	$0	$(1)	$(1)
01/2013	GBP	133		216	BRC	0	0	0
02/2013	CHF	501		533	CBK	0	(15)	(15)
02/2013	CNY	12,887		2,027	GLM	0	(21)	(21)
02/2013	$	29	BRL	60	HUS	0	0	0
02/2013		884	CNY	5,573	BRC	2	0	2
02/2013		1,148		7,314	JPM	15	0	15
03/2013	EUR	29,690	$	38,765	BRC	0	(451)	(451)
03/2013		1,117		1,481	HUS	5	0	5
03/2013		1,538		2,014	RYL	0	(18)	(18)
03/2013	GBP	7,482		11,983	JPM	0	(169)	(169)

						$22	$(675)	$(653)

(n)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Bank Loan Obligations	$0	$16,097	$0	$16,097
Corporate Bonds & Notes
Banking & Finance	0	118,788	0	118,788
Industrials	0	724,112	113	724,225
Utilities	0	92,728	1,441	94,169
Municipal Bonds & Notes
Puerto Rico	0	32	0	32
Mortgage-Backed Securities	0	8,331	0	8,331
Asset-Backed Securities	0	267	0	267
Common Stocks
Consumer Discretionary	106	0	0	106
Preferred Securities
Banking & Finance	1,333	1,719	0	3,052
Short-Term Instruments
Repurchase Agreements	0	3,461	0	3,461
U.S. Treasury Bills	0	599	0	599

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Central Funds Used for Cash Management Purposes	$105,401	$0	$0	$105,401
	$106,840	$966,134	$1,554	$1,074,528

Financial Derivative Instruments - Assets
Credit Contracts	0	3,127	0	3,127
Foreign Exchange Contracts	0	22	0	22
	$0	$3,149	$0	$3,149

Financial Derivative Instruments - Liabilities
Foreign Exchange Contracts	$0	$(675)	$0	$(675)

Totals	$106,840	$968,608	$1,554	$1,077,002

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (2)
Investments, at value
Corporate Bonds & Notes
Industrials	$1,190	$0	$(1,136)	$0	$124	$(65)	$0	$0	$113	$7
Utilities	2,295	0	(777)	(6)	(11)	(60)	0	0	1,441	(54)

Totals	$3,485	$0	$(1,913)	$(6)	$113	$(125)	$0	$0	$1,554	$(47)

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Industrials	$28	Benchmark Pricing	Base Price	101.00
	85	Third Party Vendor	Broker Quote	106.25-115.75
Utilities	1,441	Third Party Vendor	Broker Quote	97.00

Total	$1,554

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$146	$0	$0	$0	$146
Unrealized appreciation on foreign currency contracts	0	0	0	22	0	22
Unrealized appreciation on OTC swap agreements	0	1,825	0	0	0	1,825

	$0	$1,971	$0	$22	$0	$1,993

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$675	$0	$675

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized gain (loss) on swaps	$0	$3,797	$0	$0	$(421)	$3,376
Net realized gain on foreign currency transactions	0	0	0	1,821	0	1,821

	$0	$3,797	$0	$1,821	$(421)	$5,197

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on swaps	$0	$1,551	$0	$0	$423	$1,974
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(2,574)	0	(2,574)

	$0	$1,551	$0	$(2,574)	$423	$(600)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps cumulative appreciation of $1,302 as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$96	$0	$96
BRC	(421)	569	148
CBK	(2)	0	(2)
DUB	20	0	20
FBF	342	(440)	(98)
GLM	(21)	30	9
GST	223	(310)	(87)
HUS	5	0	5
JPM	(154)	0	(154)
MYC	97	(120)	(23)
RYL	(18)	0	(18)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Notes to Financial Statements

1. ORGANIZATION

The PIMCO High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments.

Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

(d) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended December 31, 2012 are disclosed in the Notes to Schedule of Investments.

(e) U.S. Government Agencies or Government-Sponsored Enterprises The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(f) When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Portfolio is made regarding

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or loan issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or loan issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or loan issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options,

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (Cont.)

of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$103,728	$540,740	$(539,000)	$80	$(147)	$105,401	$629	$11

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$601,697	$378,589

ANNUAL REPORT	DECEMBER 31, 2012	31

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	162	$1,266	155	$1,217
Administrative Class	72,210	561,931	69,587	528,581
Advisor Class	20,433	158,780	15,730	117,863
Issued as reinvestment of distributions
Institutional Class	39	304	44	335
Administrative Class	6,639	51,949	6,235	47,762
Advisor Class	419	3,273	217	1,661
Cost of shares redeemed
Institutional Class	(116)	(901)	(102)	(779)
Administrative Class	(53,624)	(416,761)	(61,444)	(468,425)
Advisor Class	(21,403)	(165,008)	(10,045)	(76,103)
Net increase resulting from Portfolio share transactions	24,759	$194,833	20,377	$152,112

As of December 31, 2012, 1 shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 52% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 52% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$7,682	$—	$61,516	$(3,867)	$(14,901)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

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December 31, 2012

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$14,901	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2012, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$—

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,015,493	$65,976	$(6,941)	$59,035

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$55,526	$—	$—
12/31/2011	$49,777	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

ANNUAL REPORT	DECEMBER 31, 2012	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

34	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.

Currency Abbreviations:
BRL	Brazilian Real	CNY	Chinese Renminbi	GBP	British Pound
CHF	Swiss Franc	EUR	Euro	USD (or $)	United States Dollar

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPI	Consumer Price Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ALT	Alternate Loan Trust

ANNUAL REPORT	DECEMBER 31, 2012	35

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.46%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.40%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

36	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2012	37

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

38	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2012	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

ANNUAL REPORT	DECEMBER 31, 2012	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

44	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT35AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO High Yield Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	34
Glossary	35
Federal Income Tax Information	36
Management of the Trust	37
Privacy Policy	39
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	40

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	87.2%
Short-Term Instruments	10.2%
Bank Loan Obligations	1.5%
Mortgage-Backed Securities	0.8%
Preferred Securities	0.3%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	10 Years	Class Inception (07/01/2002)
PIMCO High Yield Portfolio Institutional Class	14.47%	7.88%	8.83%	8.74%
The BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	14.58%	9.10%	9.31%	9.21%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.60% for Institutional Class shares.

± The BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,074.60	$1,022.12
Expenses Paid During Period†	$3.13	$3.05
Net Annualized Expense Ratio	0.60%	0.60%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	An overweight to European high yield securities added to returns as these securities outperformed the U.S. high yield bond market over the reporting period.

»	An underweight to the energy sector added to returns as the sector underperformed the broader high yield bond market over the reporting period.

»	Security selection in financials added to returns as select bank holdings outperformed the broader high yield bond market over the reporting period.

»	Security selection in the energy sector detracted from returns, particularly the exploration and production sector, as certain credits underperformed during the reporting period.

»	An underweight to financials detracted from returns as the banking sector outperformed the broader high yield bond market over the reporting period.

»	Elevated cash levels in the portfolio detracted from returns as the high yield bond market posted strong total returns over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO High Yield Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Institutional Class
Net asset value beginning of year	$7.47	$7.75	$7.28	$5.66	$8.05
Net investment income (a)	0.44	0.52	0.55	0.56	0.55
Net realized/unrealized gain (loss)	0.61	(0.25)	0.48	1.62	(2.34)
Total income (loss) from investment operations	1.05	0.27	1.03	2.18	(1.79)
Dividends from net investment income	(0.46)	(0.55)	(0.56)	(0.56)	(0.55)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.02)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.03)
Total distributions	(0.46)	(0.55)	(0.56)	(0.56)	(0.60)
Net asset value end of year	$8.06	$7.47	$7.75	$7.28	$5.66
Total return	14.47%	3.49%	14.63%	40.47%	(23.39)%
Net assets end of year (000s)	$5,724	$4,672	$4,087	$3,284	$1,992
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.61%	0.60%
Ratio of expenses to average net assets excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	5.69%	6.85%	7.30%	8.69%	7.74%
Portfolio turnover rate	43%*	68%*	64%*	181%	313%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$965,666
Investments in Affiliates, at value	105,401
Repurchase agreements, at value	3,461
Cash	143
Deposits with counterparty	1,837
Foreign currency, at value	53
Receivable for investments sold	410
OTC swap premiums paid	11
Variation margin receivable on financial derivative instruments	146
Unrealized appreciation on foreign currency contracts	22
Unrealized appreciation on OTC swap agreements	1,825
Receivable for Portfolio shares sold	1,175
Interest and dividends receivable	16,973
Dividends receivable from Affiliates	39
1,097,162

Liabilities:
Payable for investments purchased	$9,688
Payable for investments in Affiliates purchased	39
Payable for reverse repurchase agreements	1,625
OTC swap premiums received	1,016
Unrealized depreciation on foreign currency contracts	675
Deposits from counterparty	856
Payable for Portfolio shares redeemed	666
Accrued investment advisory fees	218
Accrued supervisory and administrative fees	306
Accrued distribution fees	13
Accrued servicing fees	122
15,224

Net Assets	$1,081,938

Net Assets Consist of:
Paid in capital	$1,031,510
Undistributed net investment income	4,376
Accumulated undistributed net realized (loss)	(15,445)
Net unrealized appreciation	61,497
$1,081,938

Net Assets:
Institutional Class	$5,724
Administrative Class	1,010,351
Advisor Class	65,863

Shares Issued and Outstanding:
Institutional Class	710
Administrative Class	125,370
Advisor Class	8,173

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$8.06
Administrative Class	8.06
Advisor Class	8.06

Cost of Investments	$906,527
Cost of Investments in Affiliates	$105,542
Cost of Repurchase Agreements	$3,461
Cost of Foreign Currency Held	$53

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$59,506
Dividends	224
Dividends from Affiliate investments	629
Total Income	60,359

Expenses:
Investment advisory fees	2,399
Supervisory and administrative fees	3,358
Servicing fees – Administrative Class	1,363
Distribution and/or servicing fees – Advisor Class	146
Trustees’ fees	5
Interest expense	1
Total Expenses	7,272

Net Investment Income	53,087

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	10,778
Net realized gain on Affiliate investments	80
Net capital gain distributions received from Affiliate investments	11
Net realized gain on swaps	3,376
Net realized gain on foreign currency transactions	1,609
Net change in unrealized appreciation on investments	56,039
Net change in unrealized (depreciation) on Affiliate investments	(147)
Net change in unrealized appreciation on swaps	1,974
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,496)
Net Gain	71,224

Net Increase in Net Assets Resulting from Operations	$124,311

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$53,087	$47,742
Net realized gain	15,763	13,555
Net realized gain on Affiliate investments	80	8
Net capital gain distributions received from Affiliate investments	11	0
Net change in unrealized appreciation (depreciation)	55,517	(35,618)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(147)	8
Net increase resulting from operations	124,311	25,695

Distributions to Shareholders:
From net investment income
Institutional Class	(304)	(335)
Administrative Class	(51,949)	(47,781)
Advisor Class	(3,273)	(1,661)

Total Distributions	(55,526)	(49,777)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	194,833	152,112

Total Increase in Net Assets	263,618	128,030

Net Assets:
Beginning of year	818,320	690,290
End of year*	$1,081,938	$818,320

*Including undistributed net investment income of:	$4,376	$3,358

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 1.5%
Allison Transmission, Inc.
2.710% due 08/07/2014		$345	$347
Bausch & Lomb, Inc.
5.250% due 05/17/2019		1,493	1,508
Caesars Entertainment Operating Co., Inc.
5.460% due 01/28/2018		1,000	896
Cardinal Health, Inc.
4.209% due 09/15/2016		992	999
Community Health Systems, Inc.
2.462% due 07/25/2014		361	362
3.811% due 01/25/2017		311	314
First Data Corp.
2.961% due 09/24/2014		169	170
Georgia Gulf Corp.
4.000% due 12/30/2013		3,750	3,729
Getty Images, Inc.
4.750% due 10/18/2019		1,000	1,003
Hamilton Sundstrand Industrial
4.750% due 12/13/2019		500	505
MGM Resorts International
4.250% due 12/20/2019		1,500	1,518
Quintiles Transnational Corp.
4.500% due 06/08/2018		1,970	1,986
Texas Competitive Electric Holdings Co. LLC
4.713% - 4.810% due 10/10/2017		2,609	1,757
U.S. Foods, Inc.
5.750% due 03/31/2017		997	1,003

Total Bank Loan Obligations (Cost $16,368)			16,097

CORPORATE BONDS & NOTES 86.6%

BANKING & FINANCE 11.0%
A-S Co-Issuer Subsidiary, Inc.
7.875% due 12/15/2020		500	503
Ally Financial, Inc.
3.125% due 01/15/2016		1,500	1,502
4.500% due 02/11/2014		1,000	1,031
4.625% due 06/26/2015		1,000	1,043
5.500% due 02/15/2017		7,500	8,058
6.250% due 12/01/2017		3,500	3,887
6.750% due 12/01/2014		100	108
7.500% due 09/15/2020		3,500	4,239
8.000% due 03/15/2020		2,000	2,460
8.000% due 11/01/2031		1,500	1,895
8.300% due 02/12/2015		1,750	1,953
American International Group, Inc.
8.175% due 05/15/2068		1,000	1,307
8.625% due 05/22/2068	GBP	1,000	1,987
Ausdrill Finance Pty. Ltd.
6.875% due 11/01/2019		$500	500
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	1,500	3,266
Capital One Capital
10.250% due 08/15/2039		$1,500	1,500
Capsugel FinanceCo S.C.A.
9.875% due 08/01/2019	EUR	2,000	2,983
CIT Group, Inc.
4.250% due 08/15/2017		$3,000	3,102
5.000% due 05/15/2017		1,000	1,065
5.000% due 08/15/2022		4,000	4,281
5.250% due 03/15/2018		2,500	2,687
5.500% due 02/15/2019		1,000	1,095
CNH Capital LLC
3.875% due 11/01/2015		1,000	1,036

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Columbus International, Inc.
11.500% due 11/20/2014		$1,000	$1,120
Credit Agricole S.A.
8.375% due 10/13/2019 (d)		2,000	2,130
E*TRADE Financial Corp.
6.000% due 11/15/2017		500	514
6.375% due 11/15/2019		1,750	1,802
6.750% due 06/01/2016		500	529
Ford Motor Credit Co. LLC
6.625% due 08/15/2017		1,000	1,169
8.000% due 06/01/2014		1,000	1,091
8.000% due 12/15/2016		3,000	3,629
8.700% due 10/01/2014		500	562
12.000% due 05/15/2015		250	309
HBOS PLC
6.750% due 05/21/2018		1,000	1,081
ILFC E-Capital Trust
6.250% due 12/21/2065		250	215
Ineos Finance PLC
7.500% due 05/01/2020		2,000	2,105
9.000% due 05/15/2015		1,000	1,068
9.250% due 05/15/2015	EUR	475	676
International Lease Finance Corp.
5.875% due 05/01/2013		$300	305
6.250% due 05/15/2019		2,000	2,140
6.625% due 11/15/2013		1,000	1,043
6.750% due 09/01/2016		1,000	1,128
7.125% due 09/01/2018		1,750	2,039
8.625% due 09/15/2015		3,000	3,382
8.750% due 03/15/2017		2,000	2,320
LBG Capital PLC
6.439% due 05/23/2020	EUR	500	657
7.588% due 05/12/2020	GBP	500	855
7.625% due 10/14/2020	EUR	250	344
7.867% due 12/17/2019	GBP	500	857
7.869% due 08/25/2020		1,000	1,736
7.875% due 11/01/2020		$2,500	2,714
8.000% due 06/15/2020 (d)		500	521
9.125% due 07/15/2020	GBP	500	875
11.040% due 03/19/2020		500	952
Marina District Finance Co., Inc.
9.500% due 10/15/2015		$500	488
9.875% due 08/15/2018		500	483
Masonite International Corp.
8.250% due 04/15/2021		2,500	2,687
MCE Finance Ltd.
10.250% due 05/15/2018		1,000	1,142
RBS Capital Trust
2.285% due 03/30/2013 (d)	EUR	350	323
Regions Bank
7.500% due 05/15/2018		$1,500	1,813
Regions Financial Corp.
7.375% due 12/10/2037		1,500	1,650
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		250	239
7.640% due 09/29/2017 (d)		2,200	2,002
7.648% due 09/30/2031 (d)		250	255
Royal Bank of Scotland NV
1.011% due 03/09/2015		1,000	952
SLM Corp.
0.615% due 01/27/2014		1,025	1,016
5.000% due 06/15/2018		450	454
8.000% due 03/25/2020		1,000	1,147
8.450% due 06/15/2018		1,625	1,909
SLM Corp. CPI Linked Bond
4.282% due 01/31/2014		400	403

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Societe Generale S.A.
5.922% due 04/05/2017 (d)		$350	$324
Springleaf Finance Corp.
6.900% due 12/15/2017		1,000	900
Towergate Finance PLC
8.500% due 02/15/2018	GBP	200	340
10.500% due 02/15/2019		200	335
UBS AG
7.152% due 12/21/2017 (d)	EUR	600	865
UBS Preferred Funding Trust
6.243% due 05/15/2016 (d)		$660	677
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		3,000	3,052
7.375% due 02/15/2018	EUR	1,000	1,345
11.750% due 07/15/2017		$2,500	2,631

			118,788

INDUSTRIALS 66.9%
Affinion Group, Inc.
7.875% due 12/15/2018		1,500	1,151
Aguila S.A.
7.875% due 01/31/2018		2,500	2,662
Air Medical Group Holdings, Inc.
9.250% due 11/01/2018		2,000	2,220
Albea Beauty Holdings S.A.
8.375% due 11/01/2019		750	795
Alere, Inc.
8.625% due 10/01/2018		2,500	2,525
Aleris International, Inc.
7.625% due 02/15/2018		4,000	4,090
7.875% due 11/01/2020		750	753
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		2,250	2,340
Alliance Data Systems Corp.
6.375% due 04/01/2020		1,250	1,337
Allison Transmission, Inc.
7.125% due 05/15/2019		1,000	1,073
Alphabet Holding Co., Inc.
7.750% due 11/01/2017		1,000	1,033
AMC Networks, Inc.
4.750% due 12/15/2022		1,000	1,010
7.750% due 07/15/2021		600	690
American Renal Holdings Co., Inc.
8.375% due 05/15/2018		425	449
Ameristar Casinos, Inc.
7.500% due 04/15/2021		3,000	3,266
Antero Resources Finance Corp.
6.000% due 12/01/2020		1,000	1,018
7.250% due 08/01/2019		1,000	1,095
ARAMARK Corp.
3.813% due 02/01/2015		3,000	3,004
8.500% due 02/01/2015		1,000	1,006
Arch Coal, Inc.
7.000% due 06/15/2019		1,000	935
7.250% due 10/01/2020		1,000	933
7.250% due 06/15/2021		2,000	1,855
ARD Finance S.A.
11.125% due 06/01/2018 (a)		590	623
Ardagh Packaging Finance PLC
7.375% due 10/15/2017	EUR	1,000	1,443
7.375% due 10/15/2017		$1,250	1,364
9.250% due 10/15/2020	EUR	2,000	2,888
Armored Autogroup, Inc.
9.250% due 11/01/2018		$500	426
Ashland, Inc.
4.750% due 08/15/2022		250	261

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ashtead Capital, Inc.
6.500% due 07/15/2022		$1,000	$1,090
Associated Materials LLC
9.125% due 11/01/2017		1,500	1,530
Atwood Oceanics, Inc.
6.500% due 02/01/2020		250	270
Audatex North America, Inc.
6.750% due 06/15/2018		1,000	1,075
Avaya, Inc.
7.000% due 04/01/2019		3,250	3,055
B&G Foods, Inc.
7.625% due 01/15/2018		710	767
Basic Energy Services, Inc.
7.750% due 02/15/2019		1,000	1,000
Bausch & Lomb, Inc.
9.875% due 11/01/2015		913	945
BE Aerospace, Inc.
5.250% due 04/01/2022		1,750	1,864
6.875% due 10/01/2020		1,000	1,117
Beazer Homes USA, Inc.
6.625% due 04/15/2018		1,000	1,063
Belden, Inc.
5.500% due 09/01/2022		750	774
Berry Plastics Corp.
5.090% due 02/15/2015		1,625	1,631
9.500% due 05/15/2018		2,000	2,210
9.750% due 01/15/2021		2,000	2,315
Beverage Packaging Holdings Luxembourg S.A.
8.000% due 12/15/2016	EUR	1,000	1,345
BI-LO LLC
9.250% due 02/15/2019		$1,000	1,075
Biomet, Inc.
6.500% due 08/01/2020		5,500	5,864
6.500% due 10/01/2020		5,000	4,994
Boise Cascade LLC
6.375% due 11/01/2020		750	774
Brickman Group Holdings, Inc.
9.125% due 11/01/2018		1,000	1,053
Bristow Group, Inc.
6.250% due 10/15/2022		400	430
Brocade Communications Systems, Inc.
6.875% due 01/15/2020		1,000	1,082
Building Materials Corp. of America
6.750% due 05/01/2021		2,000	2,215
6.875% due 08/15/2018		250	271
7.000% due 02/15/2020		900	986
7.500% due 03/15/2020		500	553
Bumble Bee Acquisition Corp.
9.000% due 12/15/2017		1,460	1,577
Cablevision Systems Corp.
5.875% due 09/15/2022		1,000	1,006
8.000% due 04/15/2020		1,000	1,131
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020		1,500	1,493
10.000% due 12/15/2018		1,000	668
11.250% due 06/01/2017		1,500	1,614
Calcipar S.A.
6.875% due 05/01/2018		500	513
Capella Healthcare, Inc.
9.250% due 07/01/2017		3,000	3,232
Carlson Wagonlit BV
6.875% due 06/15/2019		750	795
7.500% due 06/15/2019	EUR	250	354
Case New Holland, Inc.
7.750% due 09/01/2013		$1,000	1,045
7.875% due 12/01/2017		1,250	1,484

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Catalent Pharma Solutions, Inc.
7.875% due 10/15/2018		$1,000	$1,013
9.500% due 04/15/2015		933	956
CCO Holdings LLC
5.125% due 02/15/2023		1,000	1,003
5.250% due 09/30/2022		3,000	3,052
6.500% due 04/30/2021		1,000	1,084
6.625% due 01/31/2022		1,000	1,097
7.000% due 01/15/2019		1,000	1,084
7.875% due 04/30/2018		3,000	3,244
Celanese U.S. Holdings LLC
4.625% due 11/15/2022		1,000	1,053
Cemex S.A.B. de C.V.
9.000% due 01/11/2018		2,500	2,719
Cequel Communications Escrow LLC
6.375% due 09/15/2020		1,650	1,726
Cequel Communications Holdings LLC
8.625% due 11/15/2017		2,500	2,687
Ceridian Corp.
8.875% due 07/15/2019		350	382
CHC Helicopter S.A.
9.250% due 10/15/2020		2,500	2,644
Chemtura Corp.
7.875% due 09/01/2018		1,000	1,077
Chesapeake Energy Corp.
9.500% due 02/15/2015		2,000	2,270
Chester Downs & Marina LLC
9.250% due 02/01/2020		250	247
Cie Generale de Geophysique - Veritas
6.500% due 06/01/2021		1,000	1,075
9.500% due 05/15/2016		1,325	1,428
Cimarex Energy Co.
5.875% due 05/01/2022		500	550
Cinemark USA, Inc.
5.125% due 12/15/2022		750	763
CityCenter Holdings LLC
7.625% due 01/15/2016		1,000	1,075
10.750% due 01/15/2017		1,460	1,519
Clean Harbors, Inc.
5.250% due 08/01/2020		1,000	1,048
Clear Channel Communications, Inc.
9.000% due 03/01/2021		1,000	898
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		3,500	3,639
7.625% due 03/15/2020		4,000	4,050
CNL Lifestyle Properties, Inc.
7.250% due 04/15/2019		1,500	1,440
Columbus McKinnon Corp.
7.875% due 02/01/2019		250	269
CommScope, Inc.
8.250% due 01/15/2019		3,000	3,300
Community Health Systems, Inc.
5.125% due 08/15/2018		1,000	1,045
7.125% due 07/15/2020		2,000	2,137
8.000% due 11/15/2019		2,500	2,719
Concho Resources, Inc.
5.500% due 04/01/2023		500	526
6.500% due 01/15/2022		1,750	1,934
7.000% due 01/15/2021		750	840
CONSOL Energy, Inc.
8.000% due 04/01/2017		1,375	1,495
8.250% due 04/01/2020		3,000	3,262
Constellation Brands, Inc.
4.625% due 03/01/2023		1,000	1,050
7.250% due 05/15/2017		1,000	1,182
Conti-Gummi Finance BV
7.125% due 10/15/2018	EUR	1,000	1,414

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Continental Airlines Pass-Through Trust
7.373% due 06/15/2017		$80	$85
Continental Airlines, Inc.
6.920% due 04/02/2013 (l)		27	28
Continental Resources, Inc.
7.125% due 04/01/2021		400	454
7.375% due 10/01/2020		250	284
8.250% due 10/01/2019		50	56
Continental Rubber Of America Corp.
4.500% due 09/15/2019		1,500	1,543
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		3,000	3,322
Crown Americas LLC
7.625% due 05/15/2017		2,050	2,176
Crown Castle International Corp.
5.250% due 01/15/2023		2,000	2,147
7.125% due 11/01/2019		500	555
Crown European Holdings S.A.
7.125% due 08/15/2018	EUR	175	255
CSC Holdings LLC
6.750% due 11/15/2021		$750	835
7.625% due 07/15/2018		2,000	2,320
7.875% due 02/15/2018		3,000	3,487
8.625% due 02/15/2019		1,000	1,200
DaVita HealthCare Partners, Inc.
5.750% due 08/15/2022		2,000	2,117
6.375% due 11/01/2018		1,000	1,075
6.625% due 11/01/2020		2,000	2,185
Del Monte Corp.
7.625% due 02/15/2019		3,000	3,142
Denbury Resources, Inc.
8.250% due 02/15/2020		2,000	2,260
9.750% due 03/01/2016		50	53
Digicel Group Ltd.
8.250% due 09/30/2020		1,000	1,105
10.500% due 04/15/2018		1,000	1,110
Digicel Ltd.
8.250% due 09/01/2017		3,000	3,240
DineEquity, Inc.
9.500% due 10/30/2018		3,000	3,424
DISH DBS Corp.
5.000% due 03/15/2023		1,500	1,507
5.875% due 07/15/2022		5,000	5,400
6.750% due 06/01/2021		1,000	1,145
7.125% due 02/01/2016		2,000	2,250
7.750% due 05/31/2015		1,000	1,124
7.875% due 09/01/2019		2,000	2,380
DJO Finance LLC
7.750% due 04/15/2018		2,500	2,419
9.750% due 10/15/2017		500	448
Dresser-Rand Group, Inc.
6.500% due 05/01/2021		750	799
Easton-Bell Sports, Inc.
9.750% due 12/01/2016		1,000	1,076
El Paso LLC
7.000% due 06/15/2017		475	545
7.250% due 06/01/2018		500	580
7.750% due 01/15/2032		500	589
7.800% due 08/01/2031		1,150	1,344
8.050% due 10/15/2030		780	911
Emergency Medical Services Corp.
8.125% due 06/01/2019		1,500	1,655
Endo Health Solutions, Inc.
7.000% due 12/15/2020		1,500	1,607
7.250% due 01/15/2022		1,000	1,077
Energy Transfer Equity LP
7.500% due 10/15/2020		1,400	1,624

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Enterprise Products Operating LLC
8.375% due 08/01/2066	$4,000	$4,569
Entravision Communications Corp.
8.750% due 08/01/2017	844	920
ERA Group, Inc.
7.750% due 12/15/2022	750	741
Exide Technologies
8.625% due 02/01/2018	1,250	1,066
Fidelity National Information Services, Inc.
5.000% due 03/15/2022	1,000	1,077
7.625% due 07/15/2017	1,250	1,366
First Data Corp.
6.750% due 11/01/2020	3,500	3,552
8.250% due 01/15/2021	3,500	3,517
12.625% due 01/15/2021	500	529
Florida East Coast Railway Corp.
8.125% due 02/01/2017	600	639
FMG Resources Pty. Ltd.
6.000% due 04/01/2017	1,000	1,025
6.875% due 04/01/2022	2,000	2,052
7.000% due 11/01/2015	1,250	1,319
8.250% due 11/01/2019	4,000	4,280
Ford Motor Co.
9.215% due 09/15/2021	200	260
Forest Oil Corp.
7.250% due 06/15/2019	2,000	2,020
Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	1,250	1,348
5.875% due 01/31/2022	1,250	1,362
Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015	775	897
General Cable Corp.
5.750% due 10/01/2022	1,250	1,300
Goodyear Tire & Rubber Co.
8.250% due 08/15/2020	1,000	1,102
Graphic Packaging International, Inc.
7.875% due 10/01/2018	1,000	1,110
Griffey Intermediate, Inc.
7.000% due 10/15/2020	2,000	2,055
Griffon Corp.
7.125% due 04/01/2018	1,000	1,065
Grifols, Inc.
8.250% due 02/01/2018	1,500	1,659
H&E Equipment Services, Inc.
7.000% due 09/01/2022	750	803
HCA Holdings, Inc.
6.250% due 02/15/2021	2,500	2,569
7.750% due 05/15/2021	1,500	1,635
HCA, Inc.
4.750% due 05/01/2023	2,750	2,805
5.875% due 05/01/2023	1,750	1,816
6.375% due 01/15/2015	2,000	2,172
6.500% due 02/15/2020	2,500	2,819
7.190% due 11/15/2015	180	199
7.250% due 09/15/2020	2,975	3,310
7.500% due 02/15/2022	4,000	4,600
8.000% due 10/01/2018	3,500	4,060
8.500% due 04/15/2019	2,500	2,800
9.875% due 02/15/2017	1,000	1,061
HD Supply, Inc.
8.125% due 04/15/2019	3,000	3,427
11.000% due 04/15/2020	2,000	2,370
11.500% due 07/15/2020	1,250	1,411
HDTFS, Inc.
5.875% due 10/15/2020	500	525
6.250% due 10/15/2022	500	535

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Headwaters, Inc.
7.625% due 04/01/2019		$2,000	$2,135
Health Management Associates, Inc.
7.375% due 01/15/2020		2,500	2,712
HeidelbergCement Finance Luxembourg S.A.
8.500% due 10/31/2019	EUR	1,000	1,648
Hertz Corp.
6.750% due 04/15/2019		$3,000	3,289
7.375% due 01/15/2021		1,500	1,657
Hexion U.S. Finance Corp.
8.875% due 02/01/2018		3,000	3,097
9.000% due 11/15/2020		3,000	2,752
Hiland Partners LP
7.250% due 10/01/2020		500	538
Hologic, Inc.
6.250% due 08/01/2020		2,000	2,165
Host Hotels & Resorts LP
4.750% due 03/01/2023		1,000	1,065
5.250% due 03/15/2022		1,000	1,100
6.000% due 10/01/2021		2,000	2,305
9.000% due 05/15/2017		1,000	1,075
Hughes Satellite Systems Corp.
6.500% due 06/15/2019		500	554
7.625% due 06/15/2021		1,000	1,142
Huntington Ingalls Industries, Inc.
6.875% due 03/15/2018		1,000	1,092
Huntsman International LLC
4.875% due 11/15/2020		2,000	2,032
8.625% due 03/15/2021		4,000	4,590
IASIS Healthcare LLC
8.375% due 05/15/2019		2,500	2,375
Igloo Holdings Corp.
8.250% due 12/15/2017		600	596
Immucor, Inc.
11.125% due 08/15/2019		1,000	1,130
IMS Health, Inc.
6.000% due 11/01/2020		2,000	2,100
INEOS Group Holdings S.A.
7.875% due 02/15/2016	EUR	4,000	5,248
8.500% due 02/15/2016		$500	500
Infor U.S., Inc.
9.375% due 04/01/2019		250	282
Inmet Mining Corp.
7.500% due 06/01/2021		1,000	1,043
8.750% due 06/01/2020		1,500	1,646
Intelsat Jackson Holdings S.A.
7.250% due 04/01/2019		1,500	1,620
7.250% due 10/15/2020		4,250	4,635
7.500% due 04/01/2021		3,500	3,876
Intelsat Luxembourg S.A.
11.250% due 02/04/2017		500	531
11.500% due 02/04/2017 (a)		3,845	4,100
Interactive Data Corp.
10.250% due 08/01/2018		1,500	1,695
InterGen NV
9.000% due 06/30/2017		2,500	2,250
Interline Brands, Inc.
7.500% due 11/15/2018		500	543
10.000% due 11/15/2018 (a)		250	273
inVentiv Health, Inc.
10.000% due 08/15/2018		500	436
Iron Mountain, Inc.
5.750% due 08/15/2024		1,000	1,018
Jaguar Holding Co.
9.375% due 10/15/2017		400	422
9.500% due 12/01/2019		1,000	1,140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Jaguar Land Rover PLC
7.750% due 05/15/2018		$750	$821
8.125% due 05/15/2021		2,000	2,210
Jarden Corp.
7.500% due 05/01/2017		1,500	1,697
JMC Steel Group
8.250% due 03/15/2018		2,000	2,100
Lamar Media Corp.
5.000% due 05/01/2023		500	516
5.875% due 02/01/2022		500	545
Land O’ Lakes, Inc.
6.000% due 11/15/2022		1,000	1,085
Laredo Petroleum, Inc.
9.500% due 02/15/2019		1,500	1,684
Lender Processing Services, Inc.
5.750% due 04/15/2023		750	782
Levi Strauss & Co.
7.625% due 05/15/2020		1,000	1,095
Limited Brands, Inc.
5.625% due 02/15/2022		750	819
Live Nation Entertainment, Inc.
7.000% due 09/01/2020		500	524
8.125% due 05/15/2018		1,025	1,110
Logan’s Roadhouse, Inc.
10.750% due 10/15/2017		1,000	934
LyondellBasell Industries NV
5.000% due 04/15/2019		2,000	2,220
5.750% due 04/15/2024		1,000	1,180
Manitowoc Co., Inc.
5.875% due 10/15/2022		1,000	1,003
8.500% due 11/01/2020		3,000	3,382
9.500% due 02/15/2018		1,000	1,117
McClatchy Co.
9.000% due 12/15/2022		1,250	1,283
MGM Resorts International
6.625% due 12/15/2021		2,000	2,002
6.750% due 10/01/2020		1,500	1,536
6.875% due 04/01/2016		450	478
7.500% due 06/01/2016		1,500	1,616
7.625% due 01/15/2017		2,000	2,150
7.750% due 03/15/2022		2,000	2,150
8.625% due 02/01/2019		1,000	1,120
10.375% due 05/15/2014		2,000	2,285
11.125% due 11/15/2017		2,500	2,737
13.000% due 11/15/2013		1,000	1,111
Michael Foods Group, Inc.
9.750% due 07/15/2018		2,000	2,220
Michaels Stores, Inc.
7.750% due 11/01/2018		1,600	1,764
Momentive Performance Materials, Inc.
8.875% due 10/15/2020		750	760
9.000% due 01/15/2021		500	368
Mueller Water Products, Inc.
7.375% due 06/01/2017		1,000	1,038
8.750% due 09/01/2020		495	567
MultiPlan, Inc.
9.875% due 09/01/2018		1,000	1,120
Mylan, Inc.
7.625% due 07/15/2017		700	787
7.875% due 07/15/2020		2,500	2,955
Nara Cable Funding Ltd.
8.875% due 12/01/2018	EUR	500	673
8.875% due 12/01/2018		$2,000	2,045
NBTY, Inc.
9.000% due 10/01/2018		1,500	1,702
NCR Corp.
4.625% due 02/15/2021		1,500	1,507
5.000% due 07/15/2022		500	511

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Newfield Exploration Co.
6.875% due 02/01/2020	$1,050	$1,129
7.125% due 05/15/2018	1,075	1,139
Nielsen Finance LLC
4.500% due 10/01/2020	2,000	2,000
7.750% due 10/15/2018	2,500	2,806
Nokia OYJ
5.375% due 05/15/2019	1,000	958
Novelis, Inc.
8.375% due 12/15/2017	3,000	3,322
8.750% due 12/15/2020	4,500	5,040
NXP BV
9.750% due 08/01/2018	270	314
Oasis Petroleum, Inc.
6.500% due 11/01/2021	1,000	1,068
6.875% due 01/15/2023	1,000	1,077
OGX Austria GmbH
8.500% due 06/01/2018	3,000	2,715
Orion Engineered Carbons Bondco GmbH
9.625% due 06/15/2018	1,349	1,481
Oshkosh Corp.
8.250% due 03/01/2017	175	193
8.500% due 03/01/2020	175	195
OXEA Finance & Cy S.C.A.
9.500% due 07/15/2017	858	944
Party City Holdings, Inc.
8.875% due 08/01/2020	1,000	1,078
Peabody Energy Corp.
6.000% due 11/15/2018	1,250	1,334
6.250% due 11/15/2021	3,000	3,202
6.500% due 09/15/2020	500	539
Penske Automotive Group, Inc.
5.750% due 10/01/2022	500	518
Perstorp Holding AB
8.750% due 05/15/2017	2,000	2,070
11.000% due 08/15/2017	1,250	1,212
Petco Animal Supplies, Inc.
9.250% due 12/01/2018	2,500	2,787
Petco Holdings, Inc.
8.500% due 10/15/2017	2,000	2,065
PetroBakken Energy Ltd.
8.625% due 02/01/2020	1,250	1,275
PHH Corp.
9.250% due 03/01/2016	500	586
Pilgrim’s Pride Corp.
7.875% due 12/15/2018	2,000	2,037
Pinnacle Entertainment, Inc.
7.750% due 04/01/2022	1,000	1,070
Pinnacle Foods Finance LLC
8.250% due 09/01/2017	2,000	2,140
9.250% due 04/01/2015	756	771
Pittsburgh Glass Works LLC
8.500% due 04/15/2016	500	463
Plains Exploration & Production Co.
6.125% due 06/15/2019	2,000	2,190
6.500% due 11/15/2020	1,000	1,112
6.750% due 02/01/2022	1,000	1,127
6.875% due 02/15/2023	750	861
7.625% due 04/01/2020	1,750	1,960
Ply Gem Industries, Inc.
8.250% due 02/15/2018	2,500	2,712
Polymer Group, Inc.
7.750% due 02/01/2019	1,000	1,078
Polypore International, Inc.
7.500% due 11/15/2017	1,500	1,642
Post Holdings, Inc.
7.375% due 02/15/2022	750	825

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Precision Drilling Corp.
6.500% due 12/15/2021	$1,000	$1,070
Prestige Brands, Inc.
8.125% due 02/01/2020	500	559
Production Resource Group, Inc.
8.875% due 05/01/2019	450	331
PVH Corp.
4.500% due 12/15/2022	2,000	2,030
7.375% due 05/15/2020	1,750	1,971
Quebecor Media, Inc.
7.750% due 03/15/2016	798	820
Quicksilver Resources, Inc.
9.125% due 08/15/2019	1,000	895
Quiksilver, Inc.
6.875% due 04/15/2015	1,000	988
QVC, Inc.
7.375% due 10/15/2020	1,000	1,113
Radiation Therapy Services, Inc.
8.875% due 01/15/2017	500	493
9.875% due 04/15/2017	750	533
Rain CII Carbon LLC
8.000% due 12/01/2018	1,500	1,534
8.250% due 01/15/2021	750	771
Range Resources Corp.
5.000% due 08/15/2022	1,500	1,575
5.750% due 06/01/2021	500	538
6.750% due 08/01/2020	750	818
RBS Global, Inc.
8.500% due 05/01/2018	5,000	5,444
Regency Energy Partners LP
5.500% due 04/15/2023	500	536
6.875% due 12/01/2018	1,125	1,232
Rexel S.A.
6.125% due 12/15/2019	1,000	1,055
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020	2,500	2,587
6.875% due 02/15/2021	1,500	1,624
7.125% due 04/15/2019	1,250	1,350
7.875% due 08/15/2019	1,000	1,117
8.250% due 02/15/2021	3,750	3,825
8.500% due 05/15/2018	1,175	1,210
9.000% due 04/15/2019	2,000	2,090
9.875% due 08/15/2019	4,000	4,300
Rockies Express Pipeline LLC
5.625% due 04/15/2020	1,000	988
Rockwood Specialties Group, Inc.
4.625% due 10/15/2020	2,500	2,597
Ryerson, Inc.
9.000% due 10/15/2017	1,000	1,024
Ryland Group, Inc.
5.375% due 10/01/2022	250	257
Sable International Finance Ltd.
8.750% due 02/01/2020	1,000	1,150
Sally Holdings LLC
5.750% due 06/01/2022	1,500	1,635
6.875% due 11/15/2019	550	611
Samson Investment Co.
9.750% due 02/15/2020	2,000	2,125
SandRidge Energy, Inc.
7.500% due 03/15/2021	2,000	2,150
7.500% due 02/15/2023	500	538
8.000% due 06/01/2018	1,000	1,065
8.125% due 10/15/2022	4,500	4,950
8.750% due 01/15/2020	500	550
Sappi Papier Holding GmbH
6.625% due 04/15/2021	1,000	993
7.750% due 07/15/2017	750	820

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SBA Communications Corp.
5.625% due 10/01/2019		$500	$527
SBA Telecommunications, Inc.
5.750% due 07/15/2020		1,000	1,066
Schaeffler Finance BV
7.750% due 02/15/2017		1,000	1,115
7.750% due 02/15/2017	EUR	2,500	3,686
8.500% due 02/15/2019		$2,500	2,837
8.750% due 02/15/2019	EUR	1,500	2,291
Scientific Games International, Inc.
6.250% due 09/01/2020		$1,250	1,292
Scotts Miracle-Gro Co.
6.625% due 12/15/2020		500	551
7.250% due 01/15/2018		150	162
Sealed Air Corp.
8.125% due 09/15/2019		2,000	2,260
8.375% due 09/15/2021		2,000	2,295
Sensata Technologies BV
6.500% due 05/15/2019		1,500	1,605
Serta Simmons Holdings LLC
8.125% due 10/01/2020		1,000	1,005
ServiceMaster Co.
7.000% due 08/15/2020		1,750	1,763
8.000% due 02/15/2020		500	524
Silver Borrower
7.750% due 12/15/2020		1,500	1,560
Simmons Foods, Inc.
10.500% due 11/01/2017		500	456
Sinclair Television Group, Inc.
6.125% due 10/01/2022		1,000	1,066
SM Energy Co.
6.500% due 01/01/2023		750	806
Smithfield Foods, Inc.
6.625% due 08/15/2022		2,500	2,769
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025		500	526
Sonat, Inc.
7.000% due 02/01/2018		500	550
Sophia LP
9.750% due 01/15/2019		2,000	2,165
Spectrum Brands Escrow Corp.
6.375% due 11/15/2020		500	526
6.625% due 11/15/2022		1,500	1,612
Spectrum Brands, Inc.
9.500% due 06/15/2018		3,000	3,420
SPX Corp.
6.875% due 09/01/2017		750	840
Steel Dynamics, Inc.
6.125% due 08/15/2019		500	533
6.375% due 08/15/2022		500	533
7.625% due 03/15/2020		1,500	1,665
STHI Holding Corp.
8.000% due 03/15/2018		2,000	2,175
Suburban Propane Partners LP
7.375% due 03/15/2020		275	299
7.375% due 08/01/2021		247	270
7.500% due 10/01/2018		844	914
SunGard Data Systems, Inc.
6.625% due 11/01/2019		1,000	1,028
7.375% due 11/15/2018		2,000	2,152
7.625% due 11/15/2020		3,000	3,292
Sunrise Communications Holdings S.A.
8.500% due 12/31/2018	EUR	500	729
Sunrise Communications International S.A.
5.625% due 12/31/2017	CHF	500	571
7.000% due 12/31/2017	EUR	475	683

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Syniverse Holdings, Inc.
9.125% due 01/15/2019		$1,000	$1,073
Taminco Acquisition Corp.
9.125% due 12/15/2017		1,000	993
Taminco Global Chemical Corp.
9.750% due 03/31/2020		1,500	1,650
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020		3,000	3,161
5.375% due 02/02/2026	GBP	500	800
Telesat LLC
12.500% due 11/01/2017		$400	441
Tempur-Pedic International, Inc.
6.875% due 12/15/2020		500	517
Tenet Healthcare Corp.
6.250% due 11/01/2018		1,000	1,102
8.000% due 08/01/2020		2,000	2,164
8.875% due 07/01/2019		2,000	2,250
Terex Corp.
6.000% due 05/15/2021		1,100	1,163
Tesoro Logistics LP
5.875% due 10/01/2020		500	521
Thermon Industries, Inc.
9.500% due 05/01/2017		261	291
Tomkins LLC
9.000% due 10/01/2018		2,127	2,393
TransDigm, Inc.
5.500% due 10/15/2020		1,250	1,306
7.750% due 12/15/2018		3,000	3,334
TransUnion Holding Co., Inc.
8.125% due 06/15/2018 (a)		1,500	1,556
9.625% due 06/15/2018		500	531
TransUnion LLC
11.375% due 06/15/2018		2,000	2,340
TreeHouse Foods, Inc.
7.750% due 03/01/2018		750	816
Tronox Finance LLC
6.375% due 08/15/2020		500	507
United Rentals North America, Inc.
6.125% due 06/15/2023		350	371
7.375% due 05/15/2020		1,000	1,102
7.625% due 04/15/2022		2,250	2,526
8.250% due 02/01/2021		1,500	1,699
8.375% due 09/15/2020 (h)		1,500	1,669
Unitymedia Hessen GmbH & Co. KG
5.500% due 09/15/2022	EUR	2,000	2,719
5.500% due 01/15/2023		$1,000	1,038
5.750% due 01/15/2023	EUR	1,500	2,099
7.500% due 03/15/2019		$500	553
7.500% due 03/15/2019	EUR	750	1,086
Unitymedia KabelBW GmbH
9.500% due 03/15/2021		300	461
Univision Communications, Inc.
6.750% due 09/15/2022		$1,500	1,556
6.875% due 05/15/2019		3,000	3,135
7.875% due 11/01/2020		1,750	1,903
8.500% due 05/15/2021		2,500	2,594
UPC Holding BV
6.375% due 09/15/2022	EUR	2,000	2,706
8.375% due 08/15/2020		1,250	1,858
UPCB Finance Ltd.
7.250% due 11/15/2021		$2,500	2,762
7.625% due 01/15/2020	EUR	1,400	2,040
US Foods, Inc.
8.500% due 06/30/2019		$2,000	2,050
USG Corp.
8.375% due 10/15/2018		1,500	1,672

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Valeant Pharmaceuticals International
6.750% due 08/15/2021	$2,000	$2,155
6.875% due 12/01/2018	3,000	3,247
7.000% due 10/01/2020	2,500	2,731
7.250% due 07/15/2022	1,250	1,372
Vanguard Health Holding Co. LLC
8.000% due 02/01/2018	4,000	4,160
Vertellus Specialties, Inc.
9.375% due 10/01/2015	750	636
Videotron Ltee
9.125% due 04/15/2018	500	534
VPI Escrow Corp.
6.375% due 10/15/2020	1,000	1,078
VWR Funding, Inc.
7.250% due 09/15/2017	2,000	2,110
Warner Chilcott Co. LLC
7.750% due 09/15/2018	5,000	5,350
Windstream Corp.
7.000% due 03/15/2019	2,000	2,055
7.750% due 10/15/2020	1,000	1,085
7.750% due 10/01/2021	500	543
8.125% due 09/01/2018	1,000	1,097
Wolverine World Wide, Inc.
6.125% due 10/15/2020	400	422
Wynn Las Vegas LLC
5.375% due 03/15/2022	2,500	2,669
7.750% due 08/15/2020	1,500	1,717
Zayo Group LLC
8.125% due 01/01/2020	750	838

		724,225

UTILITIES 8.7%
Access Midstream Partners LP
4.875% due 05/15/2023	1,000	1,016
6.125% due 07/15/2022	500	541
AES Corp.
7.375% due 07/01/2021	3,000	3,345
8.000% due 10/15/2017	500	580
8.000% due 06/01/2020	1,500	1,732
9.750% due 04/15/2016	1,000	1,200
AES Ironwood LLC
8.857% due 11/30/2025	1,597	1,881
Atlas Pipeline Escrow LLC
6.625% due 10/01/2020	1,000	1,040
Calpine Corp.
7.500% due 02/15/2021	2,700	2,997
7.875% due 07/31/2020	1,575	1,776
Covanta Holding Corp.
7.250% due 12/01/2020	500	553
Drill Rigs Holdings, Inc.
6.500% due 10/01/2017	1,000	1,000
Energy Future Holdings Corp.
10.000% due 01/15/2020	3,000	3,367
Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017	2,000	2,140
10.000% due 12/01/2020	2,000	2,265
EP Energy LLC
6.875% due 05/01/2019	500	545
9.375% due 05/01/2020	4,500	5,096
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016	1,500	1,575
Frontier Communications Corp.
7.125% due 03/15/2019	1,125	1,229
7.875% due 04/15/2015	1,000	1,123
8.250% due 04/15/2017	275	319
8.500% due 04/15/2020	500	578
9.000% due 08/15/2031	1,025	1,133

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Inergy Midstream LP
6.000% due 12/15/2020	$750	$776
MarkWest Energy Partners LP
5.500% due 02/15/2023	750	818
6.750% due 11/01/2020	450	496
MetroPCS Wireless, Inc.
6.625% due 11/15/2020	2,500	2,666
Midwest Generation LLC
8.560% due 01/02/2016 ^(f)	1,485	1,441
NFR Energy LLC
9.750% due 02/15/2017	1,500	1,451
NGPL PipeCo LLC
7.119% due 12/15/2017	750	821
9.625% due 06/01/2019	1,000	1,155
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,254
NRG Energy, Inc.
6.625% due 03/15/2023	1,500	1,612
7.625% due 01/15/2018	5,000	5,575
7.875% due 05/15/2021	1,000	1,115
8.250% due 09/01/2020	2,250	2,531
NSG Holdings LLC
7.750% due 12/15/2025	1,581	1,636
Red Oak Power LLC
8.540% due 11/30/2019	914	1,001
Sprint Capital Corp.
6.875% due 11/15/2028	3,000	3,135
6.900% due 05/01/2019	4,500	4,927
8.750% due 03/15/2032	3,000	3,682
Sprint Nextel Corp.
6.000% due 12/01/2016	2,000	2,185
6.000% due 11/15/2022	5,000	5,162
7.000% due 03/01/2020	1,500	1,747
8.375% due 08/15/2017	1,000	1,168
9.000% due 11/15/2018	2,500	3,094
Targa Resources Partners LP
5.250% due 05/01/2023	1,500	1,560
6.375% due 08/01/2022	500	548
7.875% due 10/15/2018	1,000	1,100
Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,588	1,678
Time Warner Telecom Holdings, Inc.
8.000% due 03/01/2018	450	495
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021	1,250	1,447
VimpelCom Holdings BV
7.504% due 03/01/2022	750	862

		94,169

Total Corporate Bonds & Notes (Cost $877,582)		937,182

MUNICIPAL BONDS & NOTES 0.0%

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	400	32

Total Municipal Bonds & Notes (Cost $44)		32

MORTGAGE-BACKED SECURITIES 0.8%
American Home Mortgage Assets LLC
0.400% due 05/25/2046	110	74
Bear Stearns Alt-A Trust
4.749% due 11/25/2036 ^	984	743

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.901% due 03/25/2034	$12	$12
2.927% due 07/25/2046 ^	34	27
Countrywide Alternative Loan Trust
0.406% due 12/20/2046	290	185
0.421% due 03/20/2046	128	85
0.441% due 05/20/2046 ^	177	94
Countrywide Home Loan Mortgage Pass-Through Trust
0.530% due 03/25/2035	95	63
4.859% due 05/20/2036	563	381
GSR Mortgage Loan Trust
2.821% due 04/25/2035	14	13
3.047% due 05/25/2035	2,222	1,893
5.750% due 03/25/2036 ^	317	296
Harborview Mortgage Loan Trust
0.390% due 07/19/2046	108	64
1.015% due 12/19/2036	45	31
5.750% due 08/19/2036 ^	67	47
Indymac Mortgage Loan Trust
3.164% due 03/25/2037 ^	1,918	1,598
6.000% due 07/25/2037	875	715
Luminent Mortgage Trust
0.380% due 12/25/2036	54	38
0.390% due 12/25/2036	35	24
MASTR Adjustable Rate Mortgages Trust
0.420% due 04/25/2046	29	20
Residential Accredit Loans, Inc. Trust
3.278% due 03/25/2035	50	37
5.500% due 02/25/2036 ^	629	447
Residential Asset Securitization Trust
0.610% due 01/25/2046 ^	408	184
Structured Asset Mortgage Investments, Inc.
0.430% due 09/25/2047	1,000	561
0.520% due 09/25/2045	102	72
WaMu Mortgage Pass-Through Certificates
0.926% due 04/25/2047	53	48
0.986% due 12/25/2046	50	38

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.426% due 12/25/2036 ^	$610	$482
2.697% due 09/25/2036	38	31
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.136% due 05/25/2046	44	28

Total Mortgage-Backed Securities (Cost $6,689)		8,331

ASSET-BACKED SECURITIES 0.0%
Credit-Based Asset Servicing and Securitization LLC
0.280% due 01/25/2037	105	37
Structured Asset Securities Corp.
0.510% due 06/25/2035	284	230

Total Asset-Backed Securities (Cost $264)		267

	SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%
Dex One Corp. (b)	67,167	106

ENERGY 0.0%
SemGroup Corp. ‘A’ (b)	1	0

Total Common Stocks (Cost $2,082)		106

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
Ally Financial, Inc.
7.000% due 01/30/2013 (d)	1,750	1,719
GMAC Capital Trust
8.125% due 02/15/2040	50,000	1,333

Total Preferred Securities (Cost $2,899)		3,052

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 10.1%

REPURCHASE AGREEMENTS 0.3%
Banc of America Securities LLC
0.230% due 01/02/2013	$800	$800
(Dated 12/31/2012. Collateralized by U.S. Treasury Bills 0.000% due 12/12/2013 valued at $817. Repurchase proceeds are $800.)
Barclays, Inc.
0.160% due 01/11/2013	2,200	2,200
(Dated 12/21/2012. Collateralized by U.S. Treasury Notes 0.250% due 09/15/2015 valued at $2,246. Repurchase proceeds are $2,200.)
State Street Bank and Trust Co.
0.010% due 01/02/2013	461	461
(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $474. Repurchase proceeds are $461.)

		3,461

U.S. TREASURY BILLS 0.1%
0.145% due 12/12/2013 (c)(j)	600	599

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 9.7%
PIMCO Short-Term Floating NAV Portfolio	10,532,759	105,401

Total Short-Term Instruments (Cost $109,602)		109,461

Total Investments 99.3% (Cost $1,015,530)		$1,074,528

Other Assets and Liabilities (Net) 0.7%		7,410

Net Assets 100.0%		$1,081,938

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Non-income producing security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Perpetual maturity, date shown represents next contractual call date.
(e)	Affiliated to the Portfolio.
(f)	Security is subject to a forbearance agreement entered into by the Portfolio which forbears the Portfolio from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(g)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $1,618 at a weighted average interest rate of (1.750%).
(h)	Securities with an aggregate market value of $1,669 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BCY	(1.750%)	10/02/2012	10/04/2014	$1,618	$(1,625)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(i)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Cash of $1,837 has been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation
CDX.HY-16 5-Year Index	5.000%	06/20/2016	$3,120	$145	$332
CDX.HY-18 5-Year Index	5.000%	06/20/2017	11,583	206	625
CDX.HY-19 5-Year Index	5.000%	12/20/2017	19,400	108	345

				$459	$1,302

(j)	Securities with an aggregate market value of $599 have been pledged as collateral for OTC swap agreements and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.

(k)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate and Loan Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums (Received)	Unrealized Appreciation
AES Corp.	FBF	5.000%	03/20/2014	0.608%	$	1,000	$56	$(94)	$150
Community Health Systems, Inc.	CBK	5.000%	09/20/2014	1.166%		200	14	(18)	32
El Paso Corp.	FBF	5.000%	12/20/2014	0.911%		2,500	205	(75)	280
El Paso Corp.	GST	5.000%	09/20/2014	0.832%		3,000	220	(285)	505
HCA, Inc.	BOA	5.000%	03/20/2014	1.578%		1,000	43	(150)	193
NRG Energy, Inc.	GST	4.200%	09/20/2013	0.297%		100	3	0	3
SLM Corp.	BOA	5.000%	09/20/2014	1.244%		800	53	(112)	165
SLM Corp.	BRC	5.000%	12/20/2013	0.620%		650	28	(72)	100
SLM Corp.	DUB	5.000%	09/20/2014	1.244%		300	20	(34)	54

							$642	$(840)	$1,482

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation
CDX.HY-16 5-Year Index	MYC	5.000%	06/20/2016	$	2,160	$97	$11	$86
CDX.HY-18 5-Year Index	FBF	5.000%	06/20/2017		4,950	81	(176)	257

						$178	$(165)	$343

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or loan issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l)	Restricted securities as of December 31, 2012:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$27	$28	0.00%

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

(m)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	EUR	820	$	1,081	CBK	$0	$(1)	$(1)
01/2013	GBP	133		216	BRC	0	0	0
02/2013	CHF	501		533	CBK	0	(15)	(15)
02/2013	CNY	12,887		2,027	GLM	0	(21)	(21)
02/2013	$	29	BRL	60	HUS	0	0	0
02/2013		884	CNY	5,573	BRC	2	0	2
02/2013		1,148		7,314	JPM	15	0	15
03/2013	EUR	29,690	$	38,765	BRC	0	(451)	(451)
03/2013		1,117		1,481	HUS	5	0	5
03/2013		1,538		2,014	RYL	0	(18)	(18)
03/2013	GBP	7,482		11,983	JPM	0	(169)	(169)

						$22	$(675)	$(653)

(n)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Bank Loan Obligations	$0	$16,097	$0	$16,097
Corporate Bonds & Notes
Banking & Finance	0	118,788	0	118,788
Industrials	0	724,112	113	724,225
Utilities	0	92,728	1,441	94,169
Municipal Bonds & Notes
Puerto Rico	0	32	0	32
Mortgage-Backed Securities	0	8,331	0	8,331
Asset-Backed Securities	0	267	0	267
Common Stocks
Consumer Discretionary	106	0	0	106
Preferred Securities
Banking & Finance	1,333	1,719	0	3,052
Short-Term Instruments
Repurchase Agreements	0	3,461	0	3,461
U.S. Treasury Bills	0	599	0	599

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Central Funds Used for Cash Management Purposes	$105,401	$0	$0	$105,401
	$106,840	$966,134	$1,554	$1,074,528

Financial Derivative Instruments - Assets
Credit Contracts	0	3,127	0	3,127
Foreign Exchange Contracts	0	22	0	22
	$0	$3,149	$0	$3,149

Financial Derivative Instruments - Liabilities
Foreign Exchange Contracts	$0	$(675)	$0	$(675)

Totals	$106,840	$968,608	$1,554	$1,077,002

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (2)
Investments, at value
Corporate Bonds & Notes
Industrials	$1,190	$0	$(1,136)	$0	$124	$(65)	$0	$0	$113	$7
Utilities	2,295	0	(777)	(6)	(11)	(60)	0	0	1,441	(54)

Totals	$3,485	$0	$(1,913)	$(6)	$113	$(125)	$0	$0	$1,554	$(47)

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Industrials	$28	Benchmark Pricing	Base Price	101.00
	85	Third Party Vendor	Broker Quote	106.25-115.75
Utilities	1,441	Third Party Vendor	Broker Quote	97.00

Total	$1,554

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$146	$0	$0	$0	$146
Unrealized appreciation on foreign currency contracts	0	0	0	22	0	22
Unrealized appreciation on OTC swap agreements	0	1,825	0	0	0	1,825

	$0	$1,971	$0	$22	$0	$1,993

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$675	$0	$675

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized gain (loss) on swaps	$0	$3,797	$0	$0	$(421)	$3,376
Net realized gain on foreign currency transactions	0	0	0	1,821	0	1,821

	$0	$3,797	$0	$1,821	$(421)	$5,197

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on swaps	$0	$1,551	$0	$0	$423	$1,974
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(2,574)	0	(2,574)

	$0	$1,551	$0	$(2,574)	$423	$(600)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps cumulative appreciation of $1,302 as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$96	$0	$96
BRC	(421)	569	148
CBK	(2)	0	(2)
DUB	20	0	20
FBF	342	(440)	(98)
GLM	(21)	30	9
GST	223	(310)	(87)
HUS	5	0	5
JPM	(154)	0	(154)
MYC	97	(120)	(23)
RYL	(18)	0	(18)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Notes to Financial Statements

1. ORGANIZATION

The PIMCO High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair

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market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments.

Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

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Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

(d) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended December 31, 2012 are disclosed in the Notes to Schedule of Investments.

(e) U.S. Government Agencies or Government-Sponsored Enterprises The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(f) When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Portfolio is made regarding

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified

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as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or loan issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or loan issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or loan issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options,

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may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (Cont.)

of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$103,728	$540,740	$(539,000)	$80	$(147)	$105,401	$629	$11

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$601,697	$378,589

ANNUAL REPORT	DECEMBER 31, 2012	31

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	162	$1,266	155	$1,217
Administrative Class	72,210	561,931	69,587	528,581
Advisor Class	20,433	158,780	15,730	117,863
Issued as reinvestment of distributions
Institutional Class	39	304	44	335
Administrative Class	6,639	51,949	6,235	47,762
Advisor Class	419	3,273	217	1,661
Cost of shares redeemed
Institutional Class	(116)	(901)	(102)	(779)
Administrative Class	(53,624)	(416,761)	(61,444)	(468,425)
Advisor Class	(21,403)	(165,008)	(10,045)	(76,103)
Net increase resulting from Portfolio share transactions	24,759	$194,833	20,377	$152,112

As of December 31, 2012, 1 shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 52% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 52% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$7,682	$—	$61,516	$(3,867)	$(14,901)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$14,901	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2012, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$—

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,015,493	$65,976	$(6,941)	$59,035

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$55,526	$—	$—
12/31/2011	$49,777	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

ANNUAL REPORT	DECEMBER 31, 2012	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

34	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.

Currency Abbreviations:
BRL	Brazilian Real	CNY	Chinese Renminbi	GBP	British Pound
CHF	Swiss Franc	EUR	Euro	USD (or $)	United States Dollar

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPI	Consumer Price Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ALT	Alternate Loan Trust

ANNUAL REPORT	DECEMBER 31, 2012	35

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.46%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.40%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

36	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2012	37

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

38	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2012	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

ANNUAL REPORT	DECEMBER 31, 2012	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

44	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT39AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO High Yield Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	34
Glossary	35
Federal Income Tax Information	36
Management of the Trust	37
Privacy Policy	39
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	40

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	87.2%
Short-Term Instruments	10.2%
Bank Loan Obligations	1.5%
Mortgage-Backed Securities	0.8%
Preferred Securities	0.3%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	Class Inception (03/31/2006)
PIMCO High Yield Portfolio Advisor Class	14.18%	7.61%	7.09%
The BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	14.58%	9.10%	8.22%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.85% for Advisor Class shares.

± The BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,073.10	$1,020.86
Expenses Paid During Period†	$4.43	$4.32
Net Annualized Expense Ratio	0.85%	0.85%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	An overweight to European high yield securities added to returns as these securities outperformed the U.S. high yield bond market over the reporting period.

»	An underweight to the energy sector added to returns as the sector underperformed the broader high yield bond market over the reporting period.

»	Security selection in financials added to returns as select bank holdings outperformed the broader high yield bond market over the reporting period.

»	Security selection in the energy sector detracted from returns, particularly the exploration and production sector, as certain credits underperformed during the reporting period.

»	An underweight to financials detracted from returns as the banking sector outperformed the broader high yield bond market over the reporting period.

»	Elevated cash levels in the portfolio detracted from returns as the high yield bond market posted strong total returns over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO High Yield Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Advisor Class
Net asset value beginning of year	$7.47	$7.75	$7.28	$5.66	$8.05
Net investment income (a)	0.42	0.50	0.53	0.55	0.53
Net realized/unrealized gain (loss)	0.61	(0.25)	0.48	1.62	(2.34)
Total income (loss) from investment operations	1.03	0.25	1.01	2.17	(1.81)
Dividends from net investment income	(0.44)	(0.53)	(0.54)	(0.55)	(0.53)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.02)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.03)
Total distributions	(0.44)	(0.53)	(0.54)	(0.55)	(0.58)
Net asset value end of year	$8.06	$7.47	$7.75	$7.28	$5.66
Total return	14.18%	3.24%	14.35%	40.12%	(23.59)%
Net assets end of year (000s)	$65,863	$65,200	$21,861	$7,764	$1,872
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.86%	0.85%
Ratio of expenses to average net assets excluding interest expense	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	5.41%	6.49%	6.92%	8.33%	7.60%
Portfolio turnover rate	43%*	68%*	64%*	181%	313%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$965,666
Investments in Affiliates, at value	105,401
Repurchase agreements, at value	3,461
Cash	143
Deposits with counterparty	1,837
Foreign currency, at value	53
Receivable for investments sold	410
OTC swap premiums paid	11
Variation margin receivable on financial derivative instruments	146
Unrealized appreciation on foreign currency contracts	22
Unrealized appreciation on OTC swap agreements	1,825
Receivable for Portfolio shares sold	1,175
Interest and dividends receivable	16,973
Dividends receivable from Affiliates	39
1,097,162

Liabilities:
Payable for investments purchased	$9,688
Payable for investments in Affiliates purchased	39
Payable for reverse repurchase agreements	1,625
OTC swap premiums received	1,016
Unrealized depreciation on foreign currency contracts	675
Deposits from counterparty	856
Payable for Portfolio shares redeemed	666
Accrued investment advisory fees	218
Accrued supervisory and administrative fees	306
Accrued distribution fees	13
Accrued servicing fees	122
15,224

Net Assets	$1,081,938

Net Assets Consist of:
Paid in capital	$1,031,510
Undistributed net investment income	4,376
Accumulated undistributed net realized (loss)	(15,445)
Net unrealized appreciation	61,497
$1,081,938

Net Assets:
Institutional Class	$5,724
Administrative Class	1,010,351
Advisor Class	65,863

Shares Issued and Outstanding:
Institutional Class	710
Administrative Class	125,370
Advisor Class	8,173

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$8.06
Administrative Class	8.06
Advisor Class	8.06

Cost of Investments	$906,527
Cost of Investments in Affiliates	$105,542
Cost of Repurchase Agreements	$3,461
Cost of Foreign Currency Held	$53

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$59,506
Dividends	224
Dividends from Affiliate investments	629
Total Income	60,359

Expenses:
Investment advisory fees	2,399
Supervisory and administrative fees	3,358
Servicing fees – Administrative Class	1,363
Distribution and/or servicing fees – Advisor Class	146
Trustees’ fees	5
Interest expense	1
Total Expenses	7,272

Net Investment Income	53,087

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	10,778
Net realized gain on Affiliate investments	80
Net capital gain distributions received from Affiliate investments	11
Net realized gain on swaps	3,376
Net realized gain on foreign currency transactions	1,609
Net change in unrealized appreciation on investments	56,039
Net change in unrealized (depreciation) on Affiliate investments	(147)
Net change in unrealized appreciation on swaps	1,974
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,496)
Net Gain	71,224

Net Increase in Net Assets Resulting from Operations	$124,311

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$53,087	$47,742
Net realized gain	15,763	13,555
Net realized gain on Affiliate investments	80	8
Net capital gain distributions received from Affiliate investments	11	0
Net change in unrealized appreciation (depreciation)	55,517	(35,618)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(147)	8
Net increase resulting from operations	124,311	25,695

Distributions to Shareholders:
From net investment income
Institutional Class	(304)	(335)
Administrative Class	(51,949)	(47,781)
Advisor Class	(3,273)	(1,661)

Total Distributions	(55,526)	(49,777)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	194,833	152,112

Total Increase in Net Assets	263,618	128,030

Net Assets:
Beginning of year	818,320	690,290
End of year*	$1,081,938	$818,320

*Including undistributed net investment income of:	$4,376	$3,358

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 1.5%
Allison Transmission, Inc.
2.710% due 08/07/2014		$345	$347
Bausch & Lomb, Inc.
5.250% due 05/17/2019		1,493	1,508
Caesars Entertainment Operating Co., Inc.
5.460% due 01/28/2018		1,000	896
Cardinal Health, Inc.
4.209% due 09/15/2016		992	999
Community Health Systems, Inc.
2.462% due 07/25/2014		361	362
3.811% due 01/25/2017		311	314
First Data Corp.
2.961% due 09/24/2014		169	170
Georgia Gulf Corp.
4.000% due 12/30/2013		3,750	3,729
Getty Images, Inc.
4.750% due 10/18/2019		1,000	1,003
Hamilton Sundstrand Industrial
4.750% due 12/13/2019		500	505
MGM Resorts International
4.250% due 12/20/2019		1,500	1,518
Quintiles Transnational Corp.
4.500% due 06/08/2018		1,970	1,986
Texas Competitive Electric Holdings Co. LLC
4.713% - 4.810% due 10/10/2017		2,609	1,757
U.S. Foods, Inc.
5.750% due 03/31/2017		997	1,003

Total Bank Loan Obligations (Cost $16,368)			16,097

CORPORATE BONDS & NOTES 86.6%

BANKING & FINANCE 11.0%
A-S Co-Issuer Subsidiary, Inc.
7.875% due 12/15/2020		500	503
Ally Financial, Inc.
3.125% due 01/15/2016		1,500	1,502
4.500% due 02/11/2014		1,000	1,031
4.625% due 06/26/2015		1,000	1,043
5.500% due 02/15/2017		7,500	8,058
6.250% due 12/01/2017		3,500	3,887
6.750% due 12/01/2014		100	108
7.500% due 09/15/2020		3,500	4,239
8.000% due 03/15/2020		2,000	2,460
8.000% due 11/01/2031		1,500	1,895
8.300% due 02/12/2015		1,750	1,953
American International Group, Inc.
8.175% due 05/15/2068		1,000	1,307
8.625% due 05/22/2068	GBP	1,000	1,987
Ausdrill Finance Pty. Ltd.
6.875% due 11/01/2019		$500	500
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	1,500	3,266
Capital One Capital
10.250% due 08/15/2039		$1,500	1,500
Capsugel FinanceCo S.C.A.
9.875% due 08/01/2019	EUR	2,000	2,983
CIT Group, Inc.
4.250% due 08/15/2017		$3,000	3,102
5.000% due 05/15/2017		1,000	1,065
5.000% due 08/15/2022		4,000	4,281
5.250% due 03/15/2018		2,500	2,687
5.500% due 02/15/2019		1,000	1,095
CNH Capital LLC
3.875% due 11/01/2015		1,000	1,036

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Columbus International, Inc.
11.500% due 11/20/2014		$1,000	$1,120
Credit Agricole S.A.
8.375% due 10/13/2019 (d)		2,000	2,130
E*TRADE Financial Corp.
6.000% due 11/15/2017		500	514
6.375% due 11/15/2019		1,750	1,802
6.750% due 06/01/2016		500	529
Ford Motor Credit Co. LLC
6.625% due 08/15/2017		1,000	1,169
8.000% due 06/01/2014		1,000	1,091
8.000% due 12/15/2016		3,000	3,629
8.700% due 10/01/2014		500	562
12.000% due 05/15/2015		250	309
HBOS PLC
6.750% due 05/21/2018		1,000	1,081
ILFC E-Capital Trust
6.250% due 12/21/2065		250	215
Ineos Finance PLC
7.500% due 05/01/2020		2,000	2,105
9.000% due 05/15/2015		1,000	1,068
9.250% due 05/15/2015	EUR	475	676
International Lease Finance Corp.
5.875% due 05/01/2013		$300	305
6.250% due 05/15/2019		2,000	2,140
6.625% due 11/15/2013		1,000	1,043
6.750% due 09/01/2016		1,000	1,128
7.125% due 09/01/2018		1,750	2,039
8.625% due 09/15/2015		3,000	3,382
8.750% due 03/15/2017		2,000	2,320
LBG Capital PLC
6.439% due 05/23/2020	EUR	500	657
7.588% due 05/12/2020	GBP	500	855
7.625% due 10/14/2020	EUR	250	344
7.867% due 12/17/2019	GBP	500	857
7.869% due 08/25/2020		1,000	1,736
7.875% due 11/01/2020		$2,500	2,714
8.000% due 06/15/2020 (d)		500	521
9.125% due 07/15/2020	GBP	500	875
11.040% due 03/19/2020		500	952
Marina District Finance Co., Inc.
9.500% due 10/15/2015		$500	488
9.875% due 08/15/2018		500	483
Masonite International Corp.
8.250% due 04/15/2021		2,500	2,687
MCE Finance Ltd.
10.250% due 05/15/2018		1,000	1,142
RBS Capital Trust
2.285% due 03/30/2013 (d)	EUR	350	323
Regions Bank
7.500% due 05/15/2018		$1,500	1,813
Regions Financial Corp.
7.375% due 12/10/2037		1,500	1,650
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		250	239
7.640% due 09/29/2017 (d)		2,200	2,002
7.648% due 09/30/2031 (d)		250	255
Royal Bank of Scotland NV
1.011% due 03/09/2015		1,000	952
SLM Corp.
0.615% due 01/27/2014		1,025	1,016
5.000% due 06/15/2018		450	454
8.000% due 03/25/2020		1,000	1,147
8.450% due 06/15/2018		1,625	1,909
SLM Corp. CPI Linked Bond
4.282% due 01/31/2014		400	403

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Societe Generale S.A.
5.922% due 04/05/2017 (d)		$350	$324
Springleaf Finance Corp.
6.900% due 12/15/2017		1,000	900
Towergate Finance PLC
8.500% due 02/15/2018	GBP	200	340
10.500% due 02/15/2019		200	335
UBS AG
7.152% due 12/21/2017 (d)	EUR	600	865
UBS Preferred Funding Trust
6.243% due 05/15/2016 (d)		$660	677
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		3,000	3,052
7.375% due 02/15/2018	EUR	1,000	1,345
11.750% due 07/15/2017		$2,500	2,631

			118,788

INDUSTRIALS 66.9%
Affinion Group, Inc.
7.875% due 12/15/2018		1,500	1,151
Aguila S.A.
7.875% due 01/31/2018		2,500	2,662
Air Medical Group Holdings, Inc.
9.250% due 11/01/2018		2,000	2,220
Albea Beauty Holdings S.A.
8.375% due 11/01/2019		750	795
Alere, Inc.
8.625% due 10/01/2018		2,500	2,525
Aleris International, Inc.
7.625% due 02/15/2018		4,000	4,090
7.875% due 11/01/2020		750	753
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		2,250	2,340
Alliance Data Systems Corp.
6.375% due 04/01/2020		1,250	1,337
Allison Transmission, Inc.
7.125% due 05/15/2019		1,000	1,073
Alphabet Holding Co., Inc.
7.750% due 11/01/2017		1,000	1,033
AMC Networks, Inc.
4.750% due 12/15/2022		1,000	1,010
7.750% due 07/15/2021		600	690
American Renal Holdings Co., Inc.
8.375% due 05/15/2018		425	449
Ameristar Casinos, Inc.
7.500% due 04/15/2021		3,000	3,266
Antero Resources Finance Corp.
6.000% due 12/01/2020		1,000	1,018
7.250% due 08/01/2019		1,000	1,095
ARAMARK Corp.
3.813% due 02/01/2015		3,000	3,004
8.500% due 02/01/2015		1,000	1,006
Arch Coal, Inc.
7.000% due 06/15/2019		1,000	935
7.250% due 10/01/2020		1,000	933
7.250% due 06/15/2021		2,000	1,855
ARD Finance S.A.
11.125% due 06/01/2018 (a)		590	623
Ardagh Packaging Finance PLC
7.375% due 10/15/2017	EUR	1,000	1,443
7.375% due 10/15/2017		$1,250	1,364
9.250% due 10/15/2020	EUR	2,000	2,888
Armored Autogroup, Inc.
9.250% due 11/01/2018		$500	426
Ashland, Inc.
4.750% due 08/15/2022		250	261

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ashtead Capital, Inc.
6.500% due 07/15/2022		$1,000	$1,090
Associated Materials LLC
9.125% due 11/01/2017		1,500	1,530
Atwood Oceanics, Inc.
6.500% due 02/01/2020		250	270
Audatex North America, Inc.
6.750% due 06/15/2018		1,000	1,075
Avaya, Inc.
7.000% due 04/01/2019		3,250	3,055
B&G Foods, Inc.
7.625% due 01/15/2018		710	767
Basic Energy Services, Inc.
7.750% due 02/15/2019		1,000	1,000
Bausch & Lomb, Inc.
9.875% due 11/01/2015		913	945
BE Aerospace, Inc.
5.250% due 04/01/2022		1,750	1,864
6.875% due 10/01/2020		1,000	1,117
Beazer Homes USA, Inc.
6.625% due 04/15/2018		1,000	1,063
Belden, Inc.
5.500% due 09/01/2022		750	774
Berry Plastics Corp.
5.090% due 02/15/2015		1,625	1,631
9.500% due 05/15/2018		2,000	2,210
9.750% due 01/15/2021		2,000	2,315
Beverage Packaging Holdings Luxembourg S.A.
8.000% due 12/15/2016	EUR	1,000	1,345
BI-LO LLC
9.250% due 02/15/2019		$1,000	1,075
Biomet, Inc.
6.500% due 08/01/2020		5,500	5,864
6.500% due 10/01/2020		5,000	4,994
Boise Cascade LLC
6.375% due 11/01/2020		750	774
Brickman Group Holdings, Inc.
9.125% due 11/01/2018		1,000	1,053
Bristow Group, Inc.
6.250% due 10/15/2022		400	430
Brocade Communications Systems, Inc.
6.875% due 01/15/2020		1,000	1,082
Building Materials Corp. of America
6.750% due 05/01/2021		2,000	2,215
6.875% due 08/15/2018		250	271
7.000% due 02/15/2020		900	986
7.500% due 03/15/2020		500	553
Bumble Bee Acquisition Corp.
9.000% due 12/15/2017		1,460	1,577
Cablevision Systems Corp.
5.875% due 09/15/2022		1,000	1,006
8.000% due 04/15/2020		1,000	1,131
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020		1,500	1,493
10.000% due 12/15/2018		1,000	668
11.250% due 06/01/2017		1,500	1,614
Calcipar S.A.
6.875% due 05/01/2018		500	513
Capella Healthcare, Inc.
9.250% due 07/01/2017		3,000	3,232
Carlson Wagonlit BV
6.875% due 06/15/2019		750	795
7.500% due 06/15/2019	EUR	250	354
Case New Holland, Inc.
7.750% due 09/01/2013		$1,000	1,045
7.875% due 12/01/2017		1,250	1,484

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Catalent Pharma Solutions, Inc.
7.875% due 10/15/2018		$1,000	$1,013
9.500% due 04/15/2015		933	956
CCO Holdings LLC
5.125% due 02/15/2023		1,000	1,003
5.250% due 09/30/2022		3,000	3,052
6.500% due 04/30/2021		1,000	1,084
6.625% due 01/31/2022		1,000	1,097
7.000% due 01/15/2019		1,000	1,084
7.875% due 04/30/2018		3,000	3,244
Celanese U.S. Holdings LLC
4.625% due 11/15/2022		1,000	1,053
Cemex S.A.B. de C.V.
9.000% due 01/11/2018		2,500	2,719
Cequel Communications Escrow LLC
6.375% due 09/15/2020		1,650	1,726
Cequel Communications Holdings LLC
8.625% due 11/15/2017		2,500	2,687
Ceridian Corp.
8.875% due 07/15/2019		350	382
CHC Helicopter S.A.
9.250% due 10/15/2020		2,500	2,644
Chemtura Corp.
7.875% due 09/01/2018		1,000	1,077
Chesapeake Energy Corp.
9.500% due 02/15/2015		2,000	2,270
Chester Downs & Marina LLC
9.250% due 02/01/2020		250	247
Cie Generale de Geophysique - Veritas
6.500% due 06/01/2021		1,000	1,075
9.500% due 05/15/2016		1,325	1,428
Cimarex Energy Co.
5.875% due 05/01/2022		500	550
Cinemark USA, Inc.
5.125% due 12/15/2022		750	763
CityCenter Holdings LLC
7.625% due 01/15/2016		1,000	1,075
10.750% due 01/15/2017		1,460	1,519
Clean Harbors, Inc.
5.250% due 08/01/2020		1,000	1,048
Clear Channel Communications, Inc.
9.000% due 03/01/2021		1,000	898
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		3,500	3,639
7.625% due 03/15/2020		4,000	4,050
CNL Lifestyle Properties, Inc.
7.250% due 04/15/2019		1,500	1,440
Columbus McKinnon Corp.
7.875% due 02/01/2019		250	269
CommScope, Inc.
8.250% due 01/15/2019		3,000	3,300
Community Health Systems, Inc.
5.125% due 08/15/2018		1,000	1,045
7.125% due 07/15/2020		2,000	2,137
8.000% due 11/15/2019		2,500	2,719
Concho Resources, Inc.
5.500% due 04/01/2023		500	526
6.500% due 01/15/2022		1,750	1,934
7.000% due 01/15/2021		750	840
CONSOL Energy, Inc.
8.000% due 04/01/2017		1,375	1,495
8.250% due 04/01/2020		3,000	3,262
Constellation Brands, Inc.
4.625% due 03/01/2023		1,000	1,050
7.250% due 05/15/2017		1,000	1,182
Conti-Gummi Finance BV
7.125% due 10/15/2018	EUR	1,000	1,414

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Continental Airlines Pass-Through Trust
7.373% due 06/15/2017		$80	$85
Continental Airlines, Inc.
6.920% due 04/02/2013 (l)		27	28
Continental Resources, Inc.
7.125% due 04/01/2021		400	454
7.375% due 10/01/2020		250	284
8.250% due 10/01/2019		50	56
Continental Rubber Of America Corp.
4.500% due 09/15/2019		1,500	1,543
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		3,000	3,322
Crown Americas LLC
7.625% due 05/15/2017		2,050	2,176
Crown Castle International Corp.
5.250% due 01/15/2023		2,000	2,147
7.125% due 11/01/2019		500	555
Crown European Holdings S.A.
7.125% due 08/15/2018	EUR	175	255
CSC Holdings LLC
6.750% due 11/15/2021		$750	835
7.625% due 07/15/2018		2,000	2,320
7.875% due 02/15/2018		3,000	3,487
8.625% due 02/15/2019		1,000	1,200
DaVita HealthCare Partners, Inc.
5.750% due 08/15/2022		2,000	2,117
6.375% due 11/01/2018		1,000	1,075
6.625% due 11/01/2020		2,000	2,185
Del Monte Corp.
7.625% due 02/15/2019		3,000	3,142
Denbury Resources, Inc.
8.250% due 02/15/2020		2,000	2,260
9.750% due 03/01/2016		50	53
Digicel Group Ltd.
8.250% due 09/30/2020		1,000	1,105
10.500% due 04/15/2018		1,000	1,110
Digicel Ltd.
8.250% due 09/01/2017		3,000	3,240
DineEquity, Inc.
9.500% due 10/30/2018		3,000	3,424
DISH DBS Corp.
5.000% due 03/15/2023		1,500	1,507
5.875% due 07/15/2022		5,000	5,400
6.750% due 06/01/2021		1,000	1,145
7.125% due 02/01/2016		2,000	2,250
7.750% due 05/31/2015		1,000	1,124
7.875% due 09/01/2019		2,000	2,380
DJO Finance LLC
7.750% due 04/15/2018		2,500	2,419
9.750% due 10/15/2017		500	448
Dresser-Rand Group, Inc.
6.500% due 05/01/2021		750	799
Easton-Bell Sports, Inc.
9.750% due 12/01/2016		1,000	1,076
El Paso LLC
7.000% due 06/15/2017		475	545
7.250% due 06/01/2018		500	580
7.750% due 01/15/2032		500	589
7.800% due 08/01/2031		1,150	1,344
8.050% due 10/15/2030		780	911
Emergency Medical Services Corp.
8.125% due 06/01/2019		1,500	1,655
Endo Health Solutions, Inc.
7.000% due 12/15/2020		1,500	1,607
7.250% due 01/15/2022		1,000	1,077
Energy Transfer Equity LP
7.500% due 10/15/2020		1,400	1,624

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Enterprise Products Operating LLC
8.375% due 08/01/2066	$4,000	$4,569
Entravision Communications Corp.
8.750% due 08/01/2017	844	920
ERA Group, Inc.
7.750% due 12/15/2022	750	741
Exide Technologies
8.625% due 02/01/2018	1,250	1,066
Fidelity National Information Services, Inc.
5.000% due 03/15/2022	1,000	1,077
7.625% due 07/15/2017	1,250	1,366
First Data Corp.
6.750% due 11/01/2020	3,500	3,552
8.250% due 01/15/2021	3,500	3,517
12.625% due 01/15/2021	500	529
Florida East Coast Railway Corp.
8.125% due 02/01/2017	600	639
FMG Resources Pty. Ltd.
6.000% due 04/01/2017	1,000	1,025
6.875% due 04/01/2022	2,000	2,052
7.000% due 11/01/2015	1,250	1,319
8.250% due 11/01/2019	4,000	4,280
Ford Motor Co.
9.215% due 09/15/2021	200	260
Forest Oil Corp.
7.250% due 06/15/2019	2,000	2,020
Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	1,250	1,348
5.875% due 01/31/2022	1,250	1,362
Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015	775	897
General Cable Corp.
5.750% due 10/01/2022	1,250	1,300
Goodyear Tire & Rubber Co.
8.250% due 08/15/2020	1,000	1,102
Graphic Packaging International, Inc.
7.875% due 10/01/2018	1,000	1,110
Griffey Intermediate, Inc.
7.000% due 10/15/2020	2,000	2,055
Griffon Corp.
7.125% due 04/01/2018	1,000	1,065
Grifols, Inc.
8.250% due 02/01/2018	1,500	1,659
H&E Equipment Services, Inc.
7.000% due 09/01/2022	750	803
HCA Holdings, Inc.
6.250% due 02/15/2021	2,500	2,569
7.750% due 05/15/2021	1,500	1,635
HCA, Inc.
4.750% due 05/01/2023	2,750	2,805
5.875% due 05/01/2023	1,750	1,816
6.375% due 01/15/2015	2,000	2,172
6.500% due 02/15/2020	2,500	2,819
7.190% due 11/15/2015	180	199
7.250% due 09/15/2020	2,975	3,310
7.500% due 02/15/2022	4,000	4,600
8.000% due 10/01/2018	3,500	4,060
8.500% due 04/15/2019	2,500	2,800
9.875% due 02/15/2017	1,000	1,061
HD Supply, Inc.
8.125% due 04/15/2019	3,000	3,427
11.000% due 04/15/2020	2,000	2,370
11.500% due 07/15/2020	1,250	1,411
HDTFS, Inc.
5.875% due 10/15/2020	500	525
6.250% due 10/15/2022	500	535

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Headwaters, Inc.
7.625% due 04/01/2019		$2,000	$2,135
Health Management Associates, Inc.
7.375% due 01/15/2020		2,500	2,712
HeidelbergCement Finance Luxembourg S.A.
8.500% due 10/31/2019	EUR	1,000	1,648
Hertz Corp.
6.750% due 04/15/2019		$3,000	3,289
7.375% due 01/15/2021		1,500	1,657
Hexion U.S. Finance Corp.
8.875% due 02/01/2018		3,000	3,097
9.000% due 11/15/2020		3,000	2,752
Hiland Partners LP
7.250% due 10/01/2020		500	538
Hologic, Inc.
6.250% due 08/01/2020		2,000	2,165
Host Hotels & Resorts LP
4.750% due 03/01/2023		1,000	1,065
5.250% due 03/15/2022		1,000	1,100
6.000% due 10/01/2021		2,000	2,305
9.000% due 05/15/2017		1,000	1,075
Hughes Satellite Systems Corp.
6.500% due 06/15/2019		500	554
7.625% due 06/15/2021		1,000	1,142
Huntington Ingalls Industries, Inc.
6.875% due 03/15/2018		1,000	1,092
Huntsman International LLC
4.875% due 11/15/2020		2,000	2,032
8.625% due 03/15/2021		4,000	4,590
IASIS Healthcare LLC
8.375% due 05/15/2019		2,500	2,375
Igloo Holdings Corp.
8.250% due 12/15/2017		600	596
Immucor, Inc.
11.125% due 08/15/2019		1,000	1,130
IMS Health, Inc.
6.000% due 11/01/2020		2,000	2,100
INEOS Group Holdings S.A.
7.875% due 02/15/2016	EUR	4,000	5,248
8.500% due 02/15/2016		$500	500
Infor U.S., Inc.
9.375% due 04/01/2019		250	282
Inmet Mining Corp.
7.500% due 06/01/2021		1,000	1,043
8.750% due 06/01/2020		1,500	1,646
Intelsat Jackson Holdings S.A.
7.250% due 04/01/2019		1,500	1,620
7.250% due 10/15/2020		4,250	4,635
7.500% due 04/01/2021		3,500	3,876
Intelsat Luxembourg S.A.
11.250% due 02/04/2017		500	531
11.500% due 02/04/2017 (a)		3,845	4,100
Interactive Data Corp.
10.250% due 08/01/2018		1,500	1,695
InterGen NV
9.000% due 06/30/2017		2,500	2,250
Interline Brands, Inc.
7.500% due 11/15/2018		500	543
10.000% due 11/15/2018 (a)		250	273
inVentiv Health, Inc.
10.000% due 08/15/2018		500	436
Iron Mountain, Inc.
5.750% due 08/15/2024		1,000	1,018
Jaguar Holding Co.
9.375% due 10/15/2017		400	422
9.500% due 12/01/2019		1,000	1,140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Jaguar Land Rover PLC
7.750% due 05/15/2018		$750	$821
8.125% due 05/15/2021		2,000	2,210
Jarden Corp.
7.500% due 05/01/2017		1,500	1,697
JMC Steel Group
8.250% due 03/15/2018		2,000	2,100
Lamar Media Corp.
5.000% due 05/01/2023		500	516
5.875% due 02/01/2022		500	545
Land O’ Lakes, Inc.
6.000% due 11/15/2022		1,000	1,085
Laredo Petroleum, Inc.
9.500% due 02/15/2019		1,500	1,684
Lender Processing Services, Inc.
5.750% due 04/15/2023		750	782
Levi Strauss & Co.
7.625% due 05/15/2020		1,000	1,095
Limited Brands, Inc.
5.625% due 02/15/2022		750	819
Live Nation Entertainment, Inc.
7.000% due 09/01/2020		500	524
8.125% due 05/15/2018		1,025	1,110
Logan’s Roadhouse, Inc.
10.750% due 10/15/2017		1,000	934
LyondellBasell Industries NV
5.000% due 04/15/2019		2,000	2,220
5.750% due 04/15/2024		1,000	1,180
Manitowoc Co., Inc.
5.875% due 10/15/2022		1,000	1,003
8.500% due 11/01/2020		3,000	3,382
9.500% due 02/15/2018		1,000	1,117
McClatchy Co.
9.000% due 12/15/2022		1,250	1,283
MGM Resorts International
6.625% due 12/15/2021		2,000	2,002
6.750% due 10/01/2020		1,500	1,536
6.875% due 04/01/2016		450	478
7.500% due 06/01/2016		1,500	1,616
7.625% due 01/15/2017		2,000	2,150
7.750% due 03/15/2022		2,000	2,150
8.625% due 02/01/2019		1,000	1,120
10.375% due 05/15/2014		2,000	2,285
11.125% due 11/15/2017		2,500	2,737
13.000% due 11/15/2013		1,000	1,111
Michael Foods Group, Inc.
9.750% due 07/15/2018		2,000	2,220
Michaels Stores, Inc.
7.750% due 11/01/2018		1,600	1,764
Momentive Performance Materials, Inc.
8.875% due 10/15/2020		750	760
9.000% due 01/15/2021		500	368
Mueller Water Products, Inc.
7.375% due 06/01/2017		1,000	1,038
8.750% due 09/01/2020		495	567
MultiPlan, Inc.
9.875% due 09/01/2018		1,000	1,120
Mylan, Inc.
7.625% due 07/15/2017		700	787
7.875% due 07/15/2020		2,500	2,955
Nara Cable Funding Ltd.
8.875% due 12/01/2018	EUR	500	673
8.875% due 12/01/2018		$2,000	2,045
NBTY, Inc.
9.000% due 10/01/2018		1,500	1,702
NCR Corp.
4.625% due 02/15/2021		1,500	1,507
5.000% due 07/15/2022		500	511

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Newfield Exploration Co.
6.875% due 02/01/2020	$1,050	$1,129
7.125% due 05/15/2018	1,075	1,139
Nielsen Finance LLC
4.500% due 10/01/2020	2,000	2,000
7.750% due 10/15/2018	2,500	2,806
Nokia OYJ
5.375% due 05/15/2019	1,000	958
Novelis, Inc.
8.375% due 12/15/2017	3,000	3,322
8.750% due 12/15/2020	4,500	5,040
NXP BV
9.750% due 08/01/2018	270	314
Oasis Petroleum, Inc.
6.500% due 11/01/2021	1,000	1,068
6.875% due 01/15/2023	1,000	1,077
OGX Austria GmbH
8.500% due 06/01/2018	3,000	2,715
Orion Engineered Carbons Bondco GmbH
9.625% due 06/15/2018	1,349	1,481
Oshkosh Corp.
8.250% due 03/01/2017	175	193
8.500% due 03/01/2020	175	195
OXEA Finance & Cy S.C.A.
9.500% due 07/15/2017	858	944
Party City Holdings, Inc.
8.875% due 08/01/2020	1,000	1,078
Peabody Energy Corp.
6.000% due 11/15/2018	1,250	1,334
6.250% due 11/15/2021	3,000	3,202
6.500% due 09/15/2020	500	539
Penske Automotive Group, Inc.
5.750% due 10/01/2022	500	518
Perstorp Holding AB
8.750% due 05/15/2017	2,000	2,070
11.000% due 08/15/2017	1,250	1,212
Petco Animal Supplies, Inc.
9.250% due 12/01/2018	2,500	2,787
Petco Holdings, Inc.
8.500% due 10/15/2017	2,000	2,065
PetroBakken Energy Ltd.
8.625% due 02/01/2020	1,250	1,275
PHH Corp.
9.250% due 03/01/2016	500	586
Pilgrim’s Pride Corp.
7.875% due 12/15/2018	2,000	2,037
Pinnacle Entertainment, Inc.
7.750% due 04/01/2022	1,000	1,070
Pinnacle Foods Finance LLC
8.250% due 09/01/2017	2,000	2,140
9.250% due 04/01/2015	756	771
Pittsburgh Glass Works LLC
8.500% due 04/15/2016	500	463
Plains Exploration & Production Co.
6.125% due 06/15/2019	2,000	2,190
6.500% due 11/15/2020	1,000	1,112
6.750% due 02/01/2022	1,000	1,127
6.875% due 02/15/2023	750	861
7.625% due 04/01/2020	1,750	1,960
Ply Gem Industries, Inc.
8.250% due 02/15/2018	2,500	2,712
Polymer Group, Inc.
7.750% due 02/01/2019	1,000	1,078
Polypore International, Inc.
7.500% due 11/15/2017	1,500	1,642
Post Holdings, Inc.
7.375% due 02/15/2022	750	825

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Precision Drilling Corp.
6.500% due 12/15/2021	$1,000	$1,070
Prestige Brands, Inc.
8.125% due 02/01/2020	500	559
Production Resource Group, Inc.
8.875% due 05/01/2019	450	331
PVH Corp.
4.500% due 12/15/2022	2,000	2,030
7.375% due 05/15/2020	1,750	1,971
Quebecor Media, Inc.
7.750% due 03/15/2016	798	820
Quicksilver Resources, Inc.
9.125% due 08/15/2019	1,000	895
Quiksilver, Inc.
6.875% due 04/15/2015	1,000	988
QVC, Inc.
7.375% due 10/15/2020	1,000	1,113
Radiation Therapy Services, Inc.
8.875% due 01/15/2017	500	493
9.875% due 04/15/2017	750	533
Rain CII Carbon LLC
8.000% due 12/01/2018	1,500	1,534
8.250% due 01/15/2021	750	771
Range Resources Corp.
5.000% due 08/15/2022	1,500	1,575
5.750% due 06/01/2021	500	538
6.750% due 08/01/2020	750	818
RBS Global, Inc.
8.500% due 05/01/2018	5,000	5,444
Regency Energy Partners LP
5.500% due 04/15/2023	500	536
6.875% due 12/01/2018	1,125	1,232
Rexel S.A.
6.125% due 12/15/2019	1,000	1,055
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020	2,500	2,587
6.875% due 02/15/2021	1,500	1,624
7.125% due 04/15/2019	1,250	1,350
7.875% due 08/15/2019	1,000	1,117
8.250% due 02/15/2021	3,750	3,825
8.500% due 05/15/2018	1,175	1,210
9.000% due 04/15/2019	2,000	2,090
9.875% due 08/15/2019	4,000	4,300
Rockies Express Pipeline LLC
5.625% due 04/15/2020	1,000	988
Rockwood Specialties Group, Inc.
4.625% due 10/15/2020	2,500	2,597
Ryerson, Inc.
9.000% due 10/15/2017	1,000	1,024
Ryland Group, Inc.
5.375% due 10/01/2022	250	257
Sable International Finance Ltd.
8.750% due 02/01/2020	1,000	1,150
Sally Holdings LLC
5.750% due 06/01/2022	1,500	1,635
6.875% due 11/15/2019	550	611
Samson Investment Co.
9.750% due 02/15/2020	2,000	2,125
SandRidge Energy, Inc.
7.500% due 03/15/2021	2,000	2,150
7.500% due 02/15/2023	500	538
8.000% due 06/01/2018	1,000	1,065
8.125% due 10/15/2022	4,500	4,950
8.750% due 01/15/2020	500	550
Sappi Papier Holding GmbH
6.625% due 04/15/2021	1,000	993
7.750% due 07/15/2017	750	820

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SBA Communications Corp.
5.625% due 10/01/2019		$500	$527
SBA Telecommunications, Inc.
5.750% due 07/15/2020		1,000	1,066
Schaeffler Finance BV
7.750% due 02/15/2017		1,000	1,115
7.750% due 02/15/2017	EUR	2,500	3,686
8.500% due 02/15/2019		$2,500	2,837
8.750% due 02/15/2019	EUR	1,500	2,291
Scientific Games International, Inc.
6.250% due 09/01/2020		$1,250	1,292
Scotts Miracle-Gro Co.
6.625% due 12/15/2020		500	551
7.250% due 01/15/2018		150	162
Sealed Air Corp.
8.125% due 09/15/2019		2,000	2,260
8.375% due 09/15/2021		2,000	2,295
Sensata Technologies BV
6.500% due 05/15/2019		1,500	1,605
Serta Simmons Holdings LLC
8.125% due 10/01/2020		1,000	1,005
ServiceMaster Co.
7.000% due 08/15/2020		1,750	1,763
8.000% due 02/15/2020		500	524
Silver Borrower
7.750% due 12/15/2020		1,500	1,560
Simmons Foods, Inc.
10.500% due 11/01/2017		500	456
Sinclair Television Group, Inc.
6.125% due 10/01/2022		1,000	1,066
SM Energy Co.
6.500% due 01/01/2023		750	806
Smithfield Foods, Inc.
6.625% due 08/15/2022		2,500	2,769
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025		500	526
Sonat, Inc.
7.000% due 02/01/2018		500	550
Sophia LP
9.750% due 01/15/2019		2,000	2,165
Spectrum Brands Escrow Corp.
6.375% due 11/15/2020		500	526
6.625% due 11/15/2022		1,500	1,612
Spectrum Brands, Inc.
9.500% due 06/15/2018		3,000	3,420
SPX Corp.
6.875% due 09/01/2017		750	840
Steel Dynamics, Inc.
6.125% due 08/15/2019		500	533
6.375% due 08/15/2022		500	533
7.625% due 03/15/2020		1,500	1,665
STHI Holding Corp.
8.000% due 03/15/2018		2,000	2,175
Suburban Propane Partners LP
7.375% due 03/15/2020		275	299
7.375% due 08/01/2021		247	270
7.500% due 10/01/2018		844	914
SunGard Data Systems, Inc.
6.625% due 11/01/2019		1,000	1,028
7.375% due 11/15/2018		2,000	2,152
7.625% due 11/15/2020		3,000	3,292
Sunrise Communications Holdings S.A.
8.500% due 12/31/2018	EUR	500	729
Sunrise Communications International S.A.
5.625% due 12/31/2017	CHF	500	571
7.000% due 12/31/2017	EUR	475	683

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Syniverse Holdings, Inc.
9.125% due 01/15/2019		$1,000	$1,073
Taminco Acquisition Corp.
9.125% due 12/15/2017		1,000	993
Taminco Global Chemical Corp.
9.750% due 03/31/2020		1,500	1,650
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020		3,000	3,161
5.375% due 02/02/2026	GBP	500	800
Telesat LLC
12.500% due 11/01/2017		$400	441
Tempur-Pedic International, Inc.
6.875% due 12/15/2020		500	517
Tenet Healthcare Corp.
6.250% due 11/01/2018		1,000	1,102
8.000% due 08/01/2020		2,000	2,164
8.875% due 07/01/2019		2,000	2,250
Terex Corp.
6.000% due 05/15/2021		1,100	1,163
Tesoro Logistics LP
5.875% due 10/01/2020		500	521
Thermon Industries, Inc.
9.500% due 05/01/2017		261	291
Tomkins LLC
9.000% due 10/01/2018		2,127	2,393
TransDigm, Inc.
5.500% due 10/15/2020		1,250	1,306
7.750% due 12/15/2018		3,000	3,334
TransUnion Holding Co., Inc.
8.125% due 06/15/2018 (a)		1,500	1,556
9.625% due 06/15/2018		500	531
TransUnion LLC
11.375% due 06/15/2018		2,000	2,340
TreeHouse Foods, Inc.
7.750% due 03/01/2018		750	816
Tronox Finance LLC
6.375% due 08/15/2020		500	507
United Rentals North America, Inc.
6.125% due 06/15/2023		350	371
7.375% due 05/15/2020		1,000	1,102
7.625% due 04/15/2022		2,250	2,526
8.250% due 02/01/2021		1,500	1,699
8.375% due 09/15/2020 (h)		1,500	1,669
Unitymedia Hessen GmbH & Co. KG
5.500% due 09/15/2022	EUR	2,000	2,719
5.500% due 01/15/2023		$1,000	1,038
5.750% due 01/15/2023	EUR	1,500	2,099
7.500% due 03/15/2019		$500	553
7.500% due 03/15/2019	EUR	750	1,086
Unitymedia KabelBW GmbH
9.500% due 03/15/2021		300	461
Univision Communications, Inc.
6.750% due 09/15/2022		$1,500	1,556
6.875% due 05/15/2019		3,000	3,135
7.875% due 11/01/2020		1,750	1,903
8.500% due 05/15/2021		2,500	2,594
UPC Holding BV
6.375% due 09/15/2022	EUR	2,000	2,706
8.375% due 08/15/2020		1,250	1,858
UPCB Finance Ltd.
7.250% due 11/15/2021		$2,500	2,762
7.625% due 01/15/2020	EUR	1,400	2,040
US Foods, Inc.
8.500% due 06/30/2019		$2,000	2,050
USG Corp.
8.375% due 10/15/2018		1,500	1,672

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Valeant Pharmaceuticals International
6.750% due 08/15/2021	$2,000	$2,155
6.875% due 12/01/2018	3,000	3,247
7.000% due 10/01/2020	2,500	2,731
7.250% due 07/15/2022	1,250	1,372
Vanguard Health Holding Co. LLC
8.000% due 02/01/2018	4,000	4,160
Vertellus Specialties, Inc.
9.375% due 10/01/2015	750	636
Videotron Ltee
9.125% due 04/15/2018	500	534
VPI Escrow Corp.
6.375% due 10/15/2020	1,000	1,078
VWR Funding, Inc.
7.250% due 09/15/2017	2,000	2,110
Warner Chilcott Co. LLC
7.750% due 09/15/2018	5,000	5,350
Windstream Corp.
7.000% due 03/15/2019	2,000	2,055
7.750% due 10/15/2020	1,000	1,085
7.750% due 10/01/2021	500	543
8.125% due 09/01/2018	1,000	1,097
Wolverine World Wide, Inc.
6.125% due 10/15/2020	400	422
Wynn Las Vegas LLC
5.375% due 03/15/2022	2,500	2,669
7.750% due 08/15/2020	1,500	1,717
Zayo Group LLC
8.125% due 01/01/2020	750	838

		724,225

UTILITIES 8.7%
Access Midstream Partners LP
4.875% due 05/15/2023	1,000	1,016
6.125% due 07/15/2022	500	541
AES Corp.
7.375% due 07/01/2021	3,000	3,345
8.000% due 10/15/2017	500	580
8.000% due 06/01/2020	1,500	1,732
9.750% due 04/15/2016	1,000	1,200
AES Ironwood LLC
8.857% due 11/30/2025	1,597	1,881
Atlas Pipeline Escrow LLC
6.625% due 10/01/2020	1,000	1,040
Calpine Corp.
7.500% due 02/15/2021	2,700	2,997
7.875% due 07/31/2020	1,575	1,776
Covanta Holding Corp.
7.250% due 12/01/2020	500	553
Drill Rigs Holdings, Inc.
6.500% due 10/01/2017	1,000	1,000
Energy Future Holdings Corp.
10.000% due 01/15/2020	3,000	3,367
Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017	2,000	2,140
10.000% due 12/01/2020	2,000	2,265
EP Energy LLC
6.875% due 05/01/2019	500	545
9.375% due 05/01/2020	4,500	5,096
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016	1,500	1,575
Frontier Communications Corp.
7.125% due 03/15/2019	1,125	1,229
7.875% due 04/15/2015	1,000	1,123
8.250% due 04/15/2017	275	319
8.500% due 04/15/2020	500	578
9.000% due 08/15/2031	1,025	1,133

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Inergy Midstream LP
6.000% due 12/15/2020	$750	$776
MarkWest Energy Partners LP
5.500% due 02/15/2023	750	818
6.750% due 11/01/2020	450	496
MetroPCS Wireless, Inc.
6.625% due 11/15/2020	2,500	2,666
Midwest Generation LLC
8.560% due 01/02/2016 ^(f)	1,485	1,441
NFR Energy LLC
9.750% due 02/15/2017	1,500	1,451
NGPL PipeCo LLC
7.119% due 12/15/2017	750	821
9.625% due 06/01/2019	1,000	1,155
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,254
NRG Energy, Inc.
6.625% due 03/15/2023	1,500	1,612
7.625% due 01/15/2018	5,000	5,575
7.875% due 05/15/2021	1,000	1,115
8.250% due 09/01/2020	2,250	2,531
NSG Holdings LLC
7.750% due 12/15/2025	1,581	1,636
Red Oak Power LLC
8.540% due 11/30/2019	914	1,001
Sprint Capital Corp.
6.875% due 11/15/2028	3,000	3,135
6.900% due 05/01/2019	4,500	4,927
8.750% due 03/15/2032	3,000	3,682
Sprint Nextel Corp.
6.000% due 12/01/2016	2,000	2,185
6.000% due 11/15/2022	5,000	5,162
7.000% due 03/01/2020	1,500	1,747
8.375% due 08/15/2017	1,000	1,168
9.000% due 11/15/2018	2,500	3,094
Targa Resources Partners LP
5.250% due 05/01/2023	1,500	1,560
6.375% due 08/01/2022	500	548
7.875% due 10/15/2018	1,000	1,100
Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,588	1,678
Time Warner Telecom Holdings, Inc.
8.000% due 03/01/2018	450	495
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021	1,250	1,447
VimpelCom Holdings BV
7.504% due 03/01/2022	750	862

		94,169

Total Corporate Bonds & Notes (Cost $877,582)		937,182

MUNICIPAL BONDS & NOTES 0.0%

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	400	32

Total Municipal Bonds & Notes (Cost $44)		32

MORTGAGE-BACKED SECURITIES 0.8%
American Home Mortgage Assets LLC
0.400% due 05/25/2046	110	74
Bear Stearns Alt-A Trust
4.749% due 11/25/2036 ^	984	743

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.901% due 03/25/2034	$12	$12
2.927% due 07/25/2046 ^	34	27
Countrywide Alternative Loan Trust
0.406% due 12/20/2046	290	185
0.421% due 03/20/2046	128	85
0.441% due 05/20/2046 ^	177	94
Countrywide Home Loan Mortgage Pass-Through Trust
0.530% due 03/25/2035	95	63
4.859% due 05/20/2036	563	381
GSR Mortgage Loan Trust
2.821% due 04/25/2035	14	13
3.047% due 05/25/2035	2,222	1,893
5.750% due 03/25/2036 ^	317	296
Harborview Mortgage Loan Trust
0.390% due 07/19/2046	108	64
1.015% due 12/19/2036	45	31
5.750% due 08/19/2036 ^	67	47
Indymac Mortgage Loan Trust
3.164% due 03/25/2037 ^	1,918	1,598
6.000% due 07/25/2037	875	715
Luminent Mortgage Trust
0.380% due 12/25/2036	54	38
0.390% due 12/25/2036	35	24
MASTR Adjustable Rate Mortgages Trust
0.420% due 04/25/2046	29	20
Residential Accredit Loans, Inc. Trust
3.278% due 03/25/2035	50	37
5.500% due 02/25/2036 ^	629	447
Residential Asset Securitization Trust
0.610% due 01/25/2046 ^	408	184
Structured Asset Mortgage Investments, Inc.
0.430% due 09/25/2047	1,000	561
0.520% due 09/25/2045	102	72
WaMu Mortgage Pass-Through Certificates
0.926% due 04/25/2047	53	48
0.986% due 12/25/2046	50	38

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.426% due 12/25/2036 ^	$610	$482
2.697% due 09/25/2036	38	31
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.136% due 05/25/2046	44	28

Total Mortgage-Backed Securities (Cost $6,689)		8,331

ASSET-BACKED SECURITIES 0.0%
Credit-Based Asset Servicing and Securitization LLC
0.280% due 01/25/2037	105	37
Structured Asset Securities Corp.
0.510% due 06/25/2035	284	230

Total Asset-Backed Securities (Cost $264)		267

	SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%
Dex One Corp. (b)	67,167	106

ENERGY 0.0%
SemGroup Corp. ‘A’ (b)	1	0

Total Common Stocks (Cost $2,082)		106

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
Ally Financial, Inc.
7.000% due 01/30/2013 (d)	1,750	1,719
GMAC Capital Trust
8.125% due 02/15/2040	50,000	1,333

Total Preferred Securities (Cost $2,899)		3,052

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 10.1%

REPURCHASE AGREEMENTS 0.3%
Banc of America Securities LLC
0.230% due 01/02/2013	$800	$800
(Dated 12/31/2012. Collateralized by U.S. Treasury Bills 0.000% due 12/12/2013 valued at $817. Repurchase proceeds are $800.)
Barclays, Inc.
0.160% due 01/11/2013	2,200	2,200
(Dated 12/21/2012. Collateralized by U.S. Treasury Notes 0.250% due 09/15/2015 valued at $2,246. Repurchase proceeds are $2,200.)
State Street Bank and Trust Co.
0.010% due 01/02/2013	461	461
(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $474. Repurchase proceeds are $461.)

		3,461

U.S. TREASURY BILLS 0.1%
0.145% due 12/12/2013 (c)(j)	600	599

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 9.7%
PIMCO Short-Term Floating NAV Portfolio	10,532,759	105,401

Total Short-Term Instruments (Cost $109,602)		109,461

Total Investments 99.3% (Cost $1,015,530)		$1,074,528

Other Assets and Liabilities (Net) 0.7%		7,410

Net Assets 100.0%		$1,081,938

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Non-income producing security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Perpetual maturity, date shown represents next contractual call date.
(e)	Affiliated to the Portfolio.
(f)	Security is subject to a forbearance agreement entered into by the Portfolio which forbears the Portfolio from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(g)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $1,618 at a weighted average interest rate of (1.750%).
(h)	Securities with an aggregate market value of $1,669 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BCY	(1.750%)	10/02/2012	10/04/2014	$1,618	$(1,625)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(i)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Cash of $1,837 has been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation
CDX.HY-16 5-Year Index	5.000%	06/20/2016	$3,120	$145	$332
CDX.HY-18 5-Year Index	5.000%	06/20/2017	11,583	206	625
CDX.HY-19 5-Year Index	5.000%	12/20/2017	19,400	108	345

				$459	$1,302

(j)	Securities with an aggregate market value of $599 have been pledged as collateral for OTC swap agreements and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.

(k)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate and Loan Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums (Received)	Unrealized Appreciation
AES Corp.	FBF	5.000%	03/20/2014	0.608%	$	1,000	$56	$(94)	$150
Community Health Systems, Inc.	CBK	5.000%	09/20/2014	1.166%		200	14	(18)	32
El Paso Corp.	FBF	5.000%	12/20/2014	0.911%		2,500	205	(75)	280
El Paso Corp.	GST	5.000%	09/20/2014	0.832%		3,000	220	(285)	505
HCA, Inc.	BOA	5.000%	03/20/2014	1.578%		1,000	43	(150)	193
NRG Energy, Inc.	GST	4.200%	09/20/2013	0.297%		100	3	0	3
SLM Corp.	BOA	5.000%	09/20/2014	1.244%		800	53	(112)	165
SLM Corp.	BRC	5.000%	12/20/2013	0.620%		650	28	(72)	100
SLM Corp.	DUB	5.000%	09/20/2014	1.244%		300	20	(34)	54

							$642	$(840)	$1,482

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation
CDX.HY-16 5-Year Index	MYC	5.000%	06/20/2016	$	2,160	$97	$11	$86
CDX.HY-18 5-Year Index	FBF	5.000%	06/20/2017		4,950	81	(176)	257

						$178	$(165)	$343

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or loan issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l)	Restricted securities as of December 31, 2012:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$27	$28	0.00%

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

(m)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	EUR	820	$	1,081	CBK	$0	$(1)	$(1)
01/2013	GBP	133		216	BRC	0	0	0
02/2013	CHF	501		533	CBK	0	(15)	(15)
02/2013	CNY	12,887		2,027	GLM	0	(21)	(21)
02/2013	$	29	BRL	60	HUS	0	0	0
02/2013		884	CNY	5,573	BRC	2	0	2
02/2013		1,148		7,314	JPM	15	0	15
03/2013	EUR	29,690	$	38,765	BRC	0	(451)	(451)
03/2013		1,117		1,481	HUS	5	0	5
03/2013		1,538		2,014	RYL	0	(18)	(18)
03/2013	GBP	7,482		11,983	JPM	0	(169)	(169)

						$22	$(675)	$(653)

(n)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Bank Loan Obligations	$0	$16,097	$0	$16,097
Corporate Bonds & Notes
Banking & Finance	0	118,788	0	118,788
Industrials	0	724,112	113	724,225
Utilities	0	92,728	1,441	94,169
Municipal Bonds & Notes
Puerto Rico	0	32	0	32
Mortgage-Backed Securities	0	8,331	0	8,331
Asset-Backed Securities	0	267	0	267
Common Stocks
Consumer Discretionary	106	0	0	106
Preferred Securities
Banking & Finance	1,333	1,719	0	3,052
Short-Term Instruments
Repurchase Agreements	0	3,461	0	3,461
U.S. Treasury Bills	0	599	0	599

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Central Funds Used for Cash Management Purposes	$105,401	$0	$0	$105,401
	$106,840	$966,134	$1,554	$1,074,528

Financial Derivative Instruments - Assets
Credit Contracts	0	3,127	0	3,127
Foreign Exchange Contracts	0	22	0	22
	$0	$3,149	$0	$3,149

Financial Derivative Instruments - Liabilities
Foreign Exchange Contracts	$0	$(675)	$0	$(675)

Totals	$106,840	$968,608	$1,554	$1,077,002

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (2)
Investments, at value
Corporate Bonds & Notes
Industrials	$1,190	$0	$(1,136)	$0	$124	$(65)	$0	$0	$113	$7
Utilities	2,295	0	(777)	(6)	(11)	(60)	0	0	1,441	(54)

Totals	$3,485	$0	$(1,913)	$(6)	$113	$(125)	$0	$0	$1,554	$(47)

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Industrials	$28	Benchmark Pricing	Base Price	101.00
	85	Third Party Vendor	Broker Quote	106.25-115.75
Utilities	1,441	Third Party Vendor	Broker Quote	97.00

Total	$1,554

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$146	$0	$0	$0	$146
Unrealized appreciation on foreign currency contracts	0	0	0	22	0	22
Unrealized appreciation on OTC swap agreements	0	1,825	0	0	0	1,825

	$0	$1,971	$0	$22	$0	$1,993

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$675	$0	$675

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized gain (loss) on swaps	$0	$3,797	$0	$0	$(421)	$3,376
Net realized gain on foreign currency transactions	0	0	0	1,821	0	1,821

	$0	$3,797	$0	$1,821	$(421)	$5,197

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on swaps	$0	$1,551	$0	$0	$423	$1,974
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(2,574)	0	(2,574)

	$0	$1,551	$0	$(2,574)	$423	$(600)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps cumulative appreciation of $1,302 as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$96	$0	$96
BRC	(421)	569	148
CBK	(2)	0	(2)
DUB	20	0	20
FBF	342	(440)	(98)
GLM	(21)	30	9
GST	223	(310)	(87)
HUS	5	0	5
JPM	(154)	0	(154)
MYC	97	(120)	(23)
RYL	(18)	0	(18)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Notes to Financial Statements

1. ORGANIZATION

The PIMCO High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments.

Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

(d) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended December 31, 2012 are disclosed in the Notes to Schedule of Investments.

(e) U.S. Government Agencies or Government-Sponsored Enterprises The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(f) When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Portfolio is made regarding

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified

26	PIMCO VARIABLE INSURANCE TRUST

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as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or loan issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or loan issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or loan issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options,

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may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events

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Notes to Financial Statements (Cont.)

of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

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Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$103,728	$540,740	$(539,000)	$80	$(147)	$105,401	$629	$11

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$601,697	$378,589

ANNUAL REPORT	DECEMBER 31, 2012	31

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	162	$1,266	155	$1,217
Administrative Class	72,210	561,931	69,587	528,581
Advisor Class	20,433	158,780	15,730	117,863
Issued as reinvestment of distributions
Institutional Class	39	304	44	335
Administrative Class	6,639	51,949	6,235	47,762
Advisor Class	419	3,273	217	1,661
Cost of shares redeemed
Institutional Class	(116)	(901)	(102)	(779)
Administrative Class	(53,624)	(416,761)	(61,444)	(468,425)
Advisor Class	(21,403)	(165,008)	(10,045)	(76,103)
Net increase resulting from Portfolio share transactions	24,759	$194,833	20,377	$152,112

As of December 31, 2012, 1 shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 52% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 52% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$7,682	$—	$61,516	$(3,867)	$(14,901)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$14,901	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2012, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$—

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,015,493	$65,976	$(6,941)	$59,035

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$55,526	$—	$—
12/31/2011	$49,777	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

ANNUAL REPORT	DECEMBER 31, 2012	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

34	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.

Currency Abbreviations:
BRL	Brazilian Real	CNY	Chinese Renminbi	GBP	British Pound
CHF	Swiss Franc	EUR	Euro	USD (or $)	United States Dollar

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPI	Consumer Price Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ALT	Alternate Loan Trust

ANNUAL REPORT	DECEMBER 31, 2012	35

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.46%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.40%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

36	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2012	37

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

38	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2012	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

ANNUAL REPORT	DECEMBER 31, 2012	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

44	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT37AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Long-Term U.S. Government Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Schedule of Investments	12
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	30
Glossary	31
Federal Income Tax Information	32
Management of the Trust	33
Privacy Policy	35
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	36

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	53.1%
Short-Term Instruments	30.2%
U.S. Government Agencies	12.3%
Mortgage-Backed Securities	2.8%
Corporate Bonds & Notes	0.7%
Other	0.9%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	10 Years	Class Inception (04/30/1999)
PIMCO Long-Term U.S. Government Portfolio Administrative Class	4.43%	10.81%	8.06%	8.72%
Barclays Long-Term Treasury Index±	3.56%	9.71%	7.65%	8.13%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.625% for Administrative Class shares.

± Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$993.50	$1,021.79
Expenses Paid During Period†	$3.33	$3.38
Net Annualized Expense Ratio	0.665%	0.665%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

From January 2012 through most of May 2012, the Portfolio’s above benchmark duration (or sensitivity to changes in market interest rates) position benefited performance as the yield on the ten-year U.S. Treasury declined. During June 2012 through December 2012, the Portfolio’s below benchmark duration position also benefited performance as the yield on ten-year U.S. Treasury rose.

»	The Portfolio’s emphasis on the short-term portion of the yield curve benefited performance as the two- to thirty-year U.S. Treasury yield spread steepened.

»	A small out-of-benchmark allocation to municipal bonds contributed to performance as municipal bonds outperformed like-duration U.S. Treasuries the reporting period.

»	An out-of-benchmark allocation to long-term Agencies added to performance as they outperformed like-duration U.S. Treasuries over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Administrative Class
Net asset value beginning of year	$13.38	$10.99	$10.44	$12.23	$10.94
Net investment income (a)	0.35	0.32	0.37	0.42	0.41
Net realized/unrealized gain (loss)	0.24	2.68	0.84	(0.94)	1.42
Total income (loss) from investment operations	0.59	3.00	1.21	(0.52)	1.83
Dividends from net investment income	(0.29)	(0.33)	(0.42)	(0.43)	(0.41)
Distributions from net realized capital gains	(1.33)	(0.28)	(0.24)	(0.84)	(0.13)
Total distributions	(1.62)	(0.61)	(0.66)	(1.27)	(0.54)
Net asset value end of year	$12.35	$13.38	$10.99	$10.44	$12.23
Total return	4.43%	27.83%	11.60%	(4.39)%	17.29%
Net assets end of year (000s)	$155,100	$164,086	$133,568	$167,615	$141,575
Ratio of expenses to average net assets	0.665%	0.625%	0.625%	0.635%	0.635%
Ratio of expenses to average net assets excluding interest expense	0.625%	0.625%	0.625%	0.625%	0.625%
Ratio of net investment income to average net assets	2.61%	2.71%	3.31%	3.69%	3.73%
Portfolio turnover rate	81%*	556%*	344%*	523%	338%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$189,073
Investments in Affiliates, at value	62,545
Repurchase agreements, at value	19,400
Cash	9
Receivable for investments sold	332
Receivable for investments sold on a delayed-delivery basis	4,072
Variation margin receivable on financial derivative instruments	5
Receivable for Portfolio shares sold	51
Interest and dividends receivable	1,253
Dividends receivable from Affiliates	10
Other assets	29
276,779

Liabilities:
Payable for investments purchased	$5
Payable for investments in Affiliates purchased	9
Payable for reverse repurchase agreements	1,603
Payable for sale-buyback financing transactions	95,899
Written options outstanding	38
Variation margin payable on financial derivative instruments	12
Deposits from counterparty	1,207
Payable for Portfolio shares redeemed	197
Accrued investment advisory fees	33
Accrued supervisory and administrative fees	37
Accrued distribution fees	3
Accrued servicing fees	19
99,062

Net Assets	$177,717

Net Assets Consist of:
Paid in capital	$163,818
Undistributed net investment income	824
Accumulated undistributed net realized gain	5,203
Net unrealized appreciation	7,872
$177,717

Net Assets:
Institutional Class	$8,815
Administrative Class	155,100
Advisor Class	13,802

Shares Issued and Outstanding:
Institutional Class	714
Administrative Class	12,562
Advisor Class	1,118

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.35
Administrative Class	12.35
Advisor Class	12.35

Cost of Investments	$181,310
Cost of Investments in Affiliates	$62,553
Cost of Repurchase Agreements	$19,400
Premiums Received on Written Options	$147

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$5,711
Dividends from Affiliate investments	69
Total Income	5,780

Expenses:
Investment advisory fees	396
Supervisory and administrative fees	439
Servicing fees – Administrative Class	243
Distribution and/or servicing fees – Advisor Class	26
Trustees’ fees	1
Interest expense	71
Total Expenses	1,176

Net Investment Income	4,604

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	5,131
Net realized gain on Affiliate investments	45
Net capital gain distributions received from Affiliate investments	1
Net realized gain on futures contracts	1,088
Net realized gain on written options	174
Net realized gain on swaps	15
Net change in unrealized (depreciation) on investments	(3,884)
Net change in unrealized (depreciation) on Affiliate investments	(21)
Net change in unrealized (depreciation) on futures contracts	(92)
Net change in unrealized appreciation on written options	67
Net change in unrealized (depreciation) on swaps	(8)
Net Gain	2,516

Net Increase in Net Assets Resulting from Operations	$7,120

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$4,604	$4,058
Net realized gain	6,408	22,897
Net realized gain on Affiliate investments	45	5
Net capital gain distributions received from Affiliate investments	1	0
Net change in unrealized appreciation (depreciation)	(3,917)	11,270
Net change in unrealized appreciation (depreciation) on Affiliate investments	(21)	13
Net increase resulting from operations	7,120	38,243

Distributions to Shareholders:
From net investment income
Institutional Class	(107)	(58)
Administrative Class	(3,489)	(3,932)
Advisor Class	(214)	(120)
From net realized capital gains
Institutional Class	(859)	(46)
Administrative Class	(15,441)	(3,383)
Advisor Class	(1,334)	(145)

Total Distributions	(21,444)	(7,684)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	17,589	5,549

Total Increase in Net Assets	3,265	36,108

Net Assets:
Beginning of year	174,452	138,344
End of year*	$177,717	$174,452

*Including undistributed net investment income of:	$824	$6

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Long-Term U.S. Government Portfolio

Year Ended December 31, 2012
(Amounts in thousands)	PIMCO Long-Term U.S. Government Portfolio

Cash flows (used for) operating activities:

Net increase in net assets resulting from operations	$7,120

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(152,937)
Proceeds from sales of long-term securities	159,276
Purchases of short-term portfolio investments, net	(10,015)
Decrease in deposits with counterparty	4
Increase in receivable for investments sold	(4,037)
Decrease in interest and dividends receivable	19
Increase in OTC swap premiums received (paid)	(13)
Decrease in payable for investments purchased	(91,608)
Decrease in accrued investment advisory fees	(2)
Decrease in accrued supervisory and administrative fees	(2)
Increase in accrued distribution fee	1
Decrease in accrued servicing fee	(1)
Decrease in variation margin receivable (payable) on financial derivative instruments	(64)
Net change in unrealized (depreciation) investments	3,884
Net change in unrealized (depreciation) on Affiliate investments	21
Net change in unrealized (depreciation) on futures contracts	92
Net change in unrealized appreciation on written options	(67)
Net change in unrealized (depreciation) on swaps	8
Net realized gain on investments and written options	(5,351)
Net amortization (accretion) on investments	(109)
Net cash (used for) operating activities	(93,781)

Cash flows received from financing activities:
Proceeds from Portfolio shares sold	41,019
Payment on Portfolio shares redeemed	(44,668)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	86,082
Payments on reverse repurchase agreements	(84,479)
Proceeds from sale-buyback transactions	580,642
Payments on sale-buyback transactions	(484,743)
Proceeds from deposits from counterparty	10,359
Payments on deposits from counterparty	(10,422)
Net cash received from financing activities	93,790

Net Increase in Cash	9

Cash:
Beginning of year	0
End of year	$9

* Reinvestment of dividends	$21,444

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$(7)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.0%

BANKING & FINANCE 0.6%
American International Group, Inc.
8.250% due 08/15/2018	$200	$263
Private Export Funding Corp.
5.000% due 12/15/2016	500	581
U.S. Trade Funding Corp.
4.260% due 11/15/2014	133	138

		982

INDUSTRIALS 0.4%
Vessel Management Services, Inc.
3.432% due 08/15/2036	768	802

Total Corporate Bonds & Notes (Cost $1,601)		1,784

MUNICIPAL BONDS & NOTES 0.7%

IOWA 0.2%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	300	359

NEW YORK 0.3%
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2043	400	451

OHIO 0.1%
Hamilton County, Ohio Sales Tax Revenue Bonds, (AMBAC Insured), Series 2000
0.000% due 12/01/2028	500	261

WASHINGTON 0.1%
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	200	224

Total Municipal Bonds & Notes (Cost $1,047)		1,295

U.S. GOVERNMENT AGENCIES 18.7%
Fannie Mae
0.000% due 06/01/2017 - 11/15/2030	3,200	2,045
0.270% due 07/25/2037	45	43
0.669% due 08/25/2021	7	7
0.819% due 08/25/2022	2	2
1.110% due 04/25/2032	10	10
2.559% due 01/01/2033	13	13
4.250% due 05/25/2037	64	65
4.500% due 06/25/2019	200	215
5.000% due 04/25/2032 - 08/25/2033	326	378
5.500% due 12/25/2035	110	131
6.000% due 01/25/2036	657	808
6.080% due 09/01/2028	64	89
6.500% due 07/25/2031	312	358
Federal Farm Credit Bank
5.050% due 03/28/2019	400	492
5.150% due 03/25/2020	250	314
5.160% due 03/14/2022	2,400	3,042
Federal Housing Administration
6.896% due 07/01/2020	180	174
Financing Corp.
0.000% due 09/26/2019	1,500	1,357
10.700% due 10/06/2017	650	938

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
0.000% due 03/15/2031	$1,200	$652
0.609% due 01/15/2033	24	25
0.950% due 02/15/2027	6	6
1.250% due 02/15/2021	10	10
1.360% due 10/25/2044	61	61
4.000% due 06/15/2032	352	391
5.400% due 03/17/2021	1,000	1,154
5.500% due 08/15/2030 - 02/15/2034	812	925
5.625% due 11/23/2035	600	677
6.750% due 03/15/2031	200	308
7.000% due 07/15/2023 - 12/01/2031	26	31
8.250% due 06/01/2016	350	437
Ginnie Mae
2.000% due 08/20/2030	7	7
5.500% due 01/20/2036	731	909
6.000% due 08/20/2033	1,748	2,062
Israel Government AID Bond
0.000% due 05/15/2021 - 05/15/2023	2,500	2,005
5.500% due 04/26/2024	400	530
Overseas Private Investment Corp.
4.736% due 03/15/2022	296	338
Residual Funding Corp. Strips
0.000% due 10/15/2020 - 04/15/2030	10,319	6,656
Resolution Funding Corp. Strips
0.000% due 01/15/2020 - 04/15/2029	4,100	2,851
Small Business Administration
5.240% due 08/01/2023	365	407
5.290% due 12/01/2027	323	370
Tennessee Valley Authority
4.625% due 09/15/2060	400	480
4.875% due 01/15/2048	800	1,003
Tennessee Valley Authority Strips
0.000% due 05/01/2030	800	443

Total U.S. Government Agencies (Cost $27,885)		33,219

U.S. TREASURY OBLIGATIONS 81.0%
U.S. Treasury Bonds
3.125% due 11/15/2041 (c)(d)(e)	23,300	24,301
3.500% due 02/15/2039	3,200	3,605
3.750% due 08/15/2041	1,400	1,640
4.250% due 11/15/2040 (d)	6,950	8,846
4.375% due 11/15/2039 (d)	27,600	35,789
4.375% due 05/15/2041 (d)	9,300	12,078
4.500% due 05/15/2038	4,400	5,794
4.500% due 08/15/2039	3,200	4,227
5.375% due 02/15/2031	3,100	4,415
5.500% due 08/15/2028 (f)	6,700	9,452
6.000% due 02/15/2026	1,700	2,456
6.250% due 08/15/2023 (d)	8,500	12,175
6.250% due 05/15/2030	4,200	6,482
6.750% due 08/15/2026	100	154
U.S. Treasury Strips
0.000% due 02/15/2030	500	312
0.000% due 05/15/2031	200	119
0.000% due 05/15/2032	100	57
0.000% due 11/15/2032	3,300	1,863
0.000% due 02/15/2033	1,700	951
0.000% due 05/15/2033	700	388
0.000% due 11/15/2033	3,000	1,631
0.000% due 05/15/2034	1,600	854

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 05/15/2037	$900	$430
0.000% due 05/15/2040	1,250	541
0.000% due 08/15/2040	6,650	2,848
0.000% due 11/15/2040	250	106
0.000% due 02/15/2042	6,000	2,406

Total U.S. Treasury Obligations (Cost $141,833)		143,920

MORTGAGE-BACKED SECURITIES 4.4%
Banc of America Commercial Mortgage Trust
5.634% due 07/10/2046	800	917
Bear Stearns Adjustable Rate Mortgage Trust
2.570% due 03/25/2035	197	199
2.643% due 04/25/2033	124	126
2.662% due 10/25/2035	340	347
2.913% due 04/25/2033	15	16
3.010% due 02/25/2034	39	38
3.064% due 01/25/2034	21	21
Citigroup Mortgage Loan Trust, Inc.
2.530% due 10/25/2035	464	432
Countrywide Alternative Loan Trust
0.420% due 05/25/2035	88	63
5.500% due 10/25/2033	1,661	1,686
Countrywide Home Loan Mortgage Pass-Through Trust
0.530% due 03/25/2035	171	113
0.550% due 06/25/2035	1,121	963
Credit Suisse First Boston Mortgage Securities Corp.
2.559% due 07/25/2033	35	35
2.833% due 11/25/2032	9	9
First Horizon Mortgage Pass-Through Trust
2.611% due 12/25/2033	35	35
First Republic Mortgage Loan Trust
0.559% due 11/15/2031	123	123
GMAC Mortgage Corp. Loan Trust
3.632% due 06/25/2034	48	48
GS Mortgage Securities Corp.
1.103% due 03/06/2020	97	97
Harborview Mortgage Loan Trust
0.340% due 04/19/2038	88	66
0.430% due 05/19/2035	70	55
3.103% due 07/19/2035	73	68
Impac CMB Trust
4.804% due 09/25/2034	322	321
JPMorgan Mortgage Trust
3.031% due 07/25/2035	348	359
MASTR Asset Securitization Trust
5.500% due 09/25/2033	98	104
Residential Accredit Loans, Inc. Trust
0.610% due 01/25/2033	8	7
0.610% due 03/25/2033	26	25
6.000% due 06/25/2036	127	98
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	13	14
Sequoia Mortgage Trust
0.561% due 07/20/2033	176	174
Structured Adjustable Rate Mortgage Loan Trust
0.430% due 05/25/2037	191	130
Structured Asset Mortgage Investments, Inc.
0.870% due 09/19/2032	142	138
1.050% due 10/19/2033	46	44
Wachovia Bank Commercial Mortgage Trust
5.572% due 10/15/2048	300	345
WaMu Mortgage Pass-Through Certificates
0.440% due 04/25/2045	60	57
1.166% due 08/25/2046	412	328
1.565% due 08/25/2042	5	4
2.511% due 10/25/2046	110	100

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Mutual MSC Mortgage Pass-Through Certificates
1.954% due 02/25/2031	$1	$1
2.331% due 02/25/2033	2	2
2.573% due 02/25/2033	3	3
2.600% due 05/25/2033	6	6

Total Mortgage-Backed Securities (Cost $7,836)		7,717

ASSET-BACKED SECURITIES 0.6%
Bear Stearns Asset-Backed Securities Trust
1.210% due 11/25/2042	75	73
L.A. Arena Funding LLC
7.656% due 12/15/2026	57	63
Renaissance Home Equity Loan Trust
0.650% due 08/25/2033	8	7
0.710% due 12/25/2033	35	33
SLM Student Loan Trust
0.425% due 04/25/2017	7	7
1.815% due 04/25/2023	894	933
Specialty Underwriting & Residential Finance
0.890% due 01/25/2034	12	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp.
0.790% due 01/25/2033	$13	$12

Total Asset-Backed Securities (Cost $1,108)		1,138

SHORT-TERM INSTRUMENTS 46.1%

REPURCHASE AGREEMENTS 10.9%
BNP Paribas Securities Corp.
0.290% due 01/02/2013	11,000	11,000
(Dated 12/31/2012. Collateralized by Ginnie Mae 3.500% due 09/20/2042 valued at $11,394. Repurchase proceeds are $11,000.)
JPMorgan Securities, Inc.
0.240% due 01/02/2013	8,200	8,200
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 1.750% due 07/31/2015 valued at $8,377. Repurchase proceeds are $8,200.)
Morgan Stanley & Co., Inc.
0.250% due 01/02/2013	200	200
(Dated 12/31/2012. Collateralized by U.S. Treasury Bonds 3.875% due 08/15/2040 valued at $203. Repurchase proceeds are $200.)

		19,400

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (a) 35.2%
PIMCO Short-Term Floating NAV Portfolio	6,250,127	$62,545

Total Short-Term Instruments (Cost $81,953)		81,945

Total Investments 152.5% (Cost $263,263)		$271,018

Written Options (g) (0.0%) (Premiums $147)		(38)

Other Assets and Liabilities (Net) (52.5%)		(93,263)

Net Assets 100.0%		$177,717

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Portfolio.
(b)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $31,062 at a weighted average interest rate of 0.226%.
(c)	Securities with an aggregate market value of $1,564 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
DEU	0.310%	11/23/2012	01/24/2013	$1,495	$(1,495)
RBS	0.330%	12/06/2012	01/04/2013	108	(108)

					$(1,603)

(d)	Securities with an aggregate market value of $95,553 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BRC	0.350%	12/20/2012	01/15/2013	$1,349	$(1,351)
	0.350%	12/21/2012	01/11/2013	71,929	(72,005)
GSC	0.330%	12/05/2012	01/04/2013	1,620	(1,621)
	0.340%	12/18/2012	01/09/2013	20,904	(20,922)

					$(95,899)

(1)	Payable for Sale-Buyback Financing Transactions includes $78 of deferred price drop on sale-buyback financing transactions.

(e)	Securities with an aggregate market value of $71 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 30-Year Bond March Futures	Long	03/2013	9	$(21)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

(f)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $54 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	1.500%	01/04/2018	$	1,500	$(3)	$2

(g)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	0.700%	02/19/2013	$	2,800	$2	$(1)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	0.750%	02/19/2013		2,800	4	(2)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	02/19/2013		5,600	11	(2)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		3,000	7	(3)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		8,800	32	(8)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		4,100	31	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		1,400	13	0
Call - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		9,900	16	(9)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	03/18/2013		900	1	(1)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		900	1	(1)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	06/17/2013		700	2	(1)
Put - OTC 7-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		500	1	(1)
Call - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.200%	03/18/2013		700	2	(2)
Put - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		700	2	(1)

								$125	$(33)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$2,400	$22	$(5)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2011	136	$23,500	$154
Sales	14	87,300	464
Closing Buys	(150)	(54,800)	(447)
Expirations	0	0	0
Exercised	0	(10,800)	(24)

Balance at 12/31/2012	0	$45,200	$147

(h)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$982	$0	$982
Industrials	0	802	0	802
Municipal Bonds & Notes
Iowa	0	359	0	359
New York	0	451	0	451
Ohio	0	261	0	261
Washington	0	224	0	224
U.S. Government Agencies	0	33,045	174	33,219
U.S. Treasury Obligations	0	143,920	0	143,920
Mortgage-Backed Securities	0	7,717	0	7,717
Asset-Backed Securities	0	1,138	0	1,138
Short-Term Instruments
Repurchase Agreements	0	19,400	0	19,400

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Central Funds Used for Cash Management Purposes	$62,545	$0	$0	$62,545
	$62,545	$208,299	$174	$271,018

Financial Derivative Instruments - Assets
Interest Rate Contracts	$0	$2	$0	$2

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(21)	$(33)	$(5)	$(59)

Totals	$62,524	$208,268	$169	$270,961

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (3)
Investments, at value
Corporate Bonds & Notes
Industrials	$808	$0	$(32)	$0	$0	$26	$0	$(802)	$0	$0
U.S. Government Agencies	221	0	(44)	0	0	(3)	0	0	174	(3)

	$1,029	$0	$(76)	$0	$0	$23	$0	$(802)	$174	$(3)

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(10)	$0	$0	$0	$0	$5	$0	$0	$(5)	$5

Totals	$1,019	$0	$(76)	$0	$0	$28	$0	$(802)	$169	$2

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
U.S. Government Agencies	$174	Benchmark Pricing	Base Price	98.00

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(5)	Indicative Market Quotations	Broker Quote	0.19

Total	$169

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(i)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$5	$5

Liabilities:
Written options outstanding	$0	$0	$0	$0	$38	$38
Variation margin payable on financial derivative instruments (2)	0	0	0	0	12	12

	$0	$0	$0	$0	$50	$50

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(235)	$(235)
Net realized gain on futures contracts	0	0	235	0	853	1,088
Net realized gain on written options	0	0	0	0	174	174
Net realized gain on swaps	0	15	0	0	0	15

	$0	$15	$235	$0	$792	$1,042

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

December 31, 2012

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$4	$4
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(92)	(92)
Net change in unrealized appreciation on written options	0	0	0	0	67	67
Net change in unrealized appreciation (depreciation) on swaps	0	(9)	0	0	1	(8)

	$0	$(9)	$0	$0	$(20)	$(29)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative (depreciation) of $(21) and open centrally cleared swaps cumulative appreciation of $2 as reported in the Notes to Schedule of Investments.

(j)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(1)	$0	$(1)
CBK	(5)	0	(5)
DUB	(17)	0	(17)
GLM	(12)	0	(12)
MYC	(3)	0	(3)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements and sale-buyback financing transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net assets to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards

ANNUAL REPORT	DECEMBER 31, 2012	17

Notes to Financial Statements (Cont.)

Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2012	19

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others,

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities such as U.S. Treasury Strips which are Treasury fixed income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the

Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate risk.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These

Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$66,751	$307,570	$(311,800)	$45	$(21)	$62,545	$69	$1

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$150,293	$146,530	$2,851	$11,592

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	500	$6,945	65	$787
Administrative Class	1,847	25,435	1,823	21,712
Advisor Class	634	8,620	456	5,546
Issued as reinvestment of distributions
Institutional Class	77	966	9	104
Administrative Class	1,500	18,930	591	7,315
Advisor Class	123	1,548	21	265
Cost of shares redeemed
Institutional Class	(63)	(870)	(52)	(593)
Administrative Class	(3,047)	(41,105)	(2,310)	(27,662)
Advisor Class	(214)	(2,880)	(158)	(1,925)
Net increase resulting from Portfolio share transactions	1,357	$17,589	445	$5,549

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 71% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years.

As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$6,413	$3,050	$4,439	$—	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$266,718	$6,067	$(1,768)	$4,300

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$18,251	$3,193	$—
12/31/2011	$7,013	$672	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

ANNUAL REPORT	DECEMBER 31, 2012	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Long-Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

30	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DEU	Deutsche Bank Securities, Inc.	GRE	RBS Securities, Inc.
BRC	Barclays Bank PLC	DUB	Deutsche Bank AG	GSC	Goldman Sachs & Co.
CBK	Citibank N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
AID	Agency International Development	BABs	Build America Bonds	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2012	31

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

For the current year pursuant to IRC Section 852(b)(3)(C)(v), the Fund designates an increase in net capital gain in the amount of $1,533,189 arising from determinations under Section 860(e) relating to prior years.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

32	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2012	33

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

34	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2012	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

ANNUAL REPORT	DECEMBER 31, 2012	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

ANNUAL REPORT	DECEMBER 31, 2012	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT41AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Long-Term U.S. Government Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Schedule of Investments	12
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	30
Glossary	31
Federal Income Tax Information	32
Management of the Trust	33
Privacy Policy	35
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	36

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	53.1%
Short-Term Instruments	30.2%
U.S. Government Agencies	12.3%
Mortgage-Backed Securities	2.8%
Corporate Bonds & Notes	0.7%
Other	0.9%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Long-Term U.S. Government Portfolio Institutional Class	4.59%	10.98%	8.22%	9.19%
Barclays Long-Term Treasury Index±	3.56%	9.71%	7.65%	8.50%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.475% for Institutional Class shares.

± Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$994.20	$1,022.55
Expenses Paid During Period†	$2.58	$2.62
Net Annualized Expense Ratio	0.515%	0.515%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

From January 2012 through most of May 2012, the Portfolio’s above benchmark duration (or sensitivity to changes in market interest rates) position benefited performance as the yield on the ten-year U.S. Treasury declined. During June 2012 through December 2012, the Portfolio’s below benchmark duration position also benefited performance as the yield on ten-year U.S. Treasury rose.

»	The Portfolio’s emphasis on the short-term portion of the yield curve benefited performance as the two- to thirty-year U.S. Treasury yield spread steepened.

»	A small out-of-benchmark allocation to municipal bonds contributed to performance as municipal bonds outperformed like-duration U.S. Treasuries the reporting period.

»	An out-of-benchmark allocation to long-term Agencies added to performance as they outperformed like-duration U.S. Treasuries over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Institutional Class
Net asset value beginning of year	$13.38	$10.99	$10.44	$12.23	$10.94
Net investment income (a)	0.37	0.34	0.39	0.44	0.43
Net realized/unrealized gain (loss)	0.24	2.67	0.83	(0.94)	1.42
Total income (loss) from investment operations	0.61	3.01	1.22	(0.50)	1.85
Dividends from net investment income	(0.31)	(0.34)	(0.43)	(0.45)	(0.43)
Distributions from net realized capital gains	(1.33)	(0.28)	(0.24)	(0.84)	(0.13)
Total distributions	(1.64)	(0.62)	(0.67)	(1.29)	(0.56)
Net asset value end of year	$12.35	$13.38	$10.99	$10.44	$12.23
Total return	4.59%	28.02%	11.77%	(4.24)%	17.47%
Net assets end of year (000s)	$8,815	$2,676	$1,961	$991	$1,133
Ratio of expenses to average net assets	0.515%	0.475%	0.475%	0.485%	0.485%
Ratio of expenses to average net assets excluding interest expense	0.475%	0.475%	0.475%	0.475%	0.475%
Ratio of net investment income to average net assets	2.75%	2.86%	3.41%	3.86%	3.89%
Portfolio turnover rate	81%*	556%*	344%*	523%	338%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$189,073
Investments in Affiliates, at value	62,545
Repurchase agreements, at value	19,400
Cash	9
Receivable for investments sold	332
Receivable for investments sold on a delayed-delivery basis	4,072
Variation margin receivable on financial derivative instruments	5
Receivable for Portfolio shares sold	51
Interest and dividends receivable	1,253
Dividends receivable from Affiliates	10
Other assets	29
276,779

Liabilities:
Payable for investments purchased	$5
Payable for investments in Affiliates purchased	9
Payable for reverse repurchase agreements	1,603
Payable for sale-buyback financing transactions	95,899
Written options outstanding	38
Variation margin payable on financial derivative instruments	12
Deposits from counterparty	1,207
Payable for Portfolio shares redeemed	197
Accrued investment advisory fees	33
Accrued supervisory and administrative fees	37
Accrued distribution fees	3
Accrued servicing fees	19
99,062

Net Assets	$177,717

Net Assets Consist of:
Paid in capital	$163,818
Undistributed net investment income	824
Accumulated undistributed net realized gain	5,203
Net unrealized appreciation	7,872
$177,717

Net Assets:
Institutional Class	$8,815
Administrative Class	155,100
Advisor Class	13,802

Shares Issued and Outstanding:
Institutional Class	714
Administrative Class	12,562
Advisor Class	1,118

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.35
Administrative Class	12.35
Advisor Class	12.35

Cost of Investments	$181,310
Cost of Investments in Affiliates	$62,553
Cost of Repurchase Agreements	$19,400
Premiums Received on Written Options	$147

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$5,711
Dividends from Affiliate investments	69
Total Income	5,780

Expenses:
Investment advisory fees	396
Supervisory and administrative fees	439
Servicing fees – Administrative Class	243
Distribution and/or servicing fees – Advisor Class	26
Trustees’ fees	1
Interest expense	71
Total Expenses	1,176

Net Investment Income	4,604

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	5,131
Net realized gain on Affiliate investments	45
Net capital gain distributions received from Affiliate investments	1
Net realized gain on futures contracts	1,088
Net realized gain on written options	174
Net realized gain on swaps	15
Net change in unrealized (depreciation) on investments	(3,884)
Net change in unrealized (depreciation) on Affiliate investments	(21)
Net change in unrealized (depreciation) on futures contracts	(92)
Net change in unrealized appreciation on written options	67
Net change in unrealized (depreciation) on swaps	(8)
Net Gain	2,516

Net Increase in Net Assets Resulting from Operations	$7,120

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$4,604	$4,058
Net realized gain	6,408	22,897
Net realized gain on Affiliate investments	45	5
Net capital gain distributions received from Affiliate investments	1	0
Net change in unrealized appreciation (depreciation)	(3,917)	11,270
Net change in unrealized appreciation (depreciation) on Affiliate investments	(21)	13
Net increase resulting from operations	7,120	38,243

Distributions to Shareholders:
From net investment income
Institutional Class	(107)	(58)
Administrative Class	(3,489)	(3,932)
Advisor Class	(214)	(120)
From net realized capital gains
Institutional Class	(859)	(46)
Administrative Class	(15,441)	(3,383)
Advisor Class	(1,334)	(145)

Total Distributions	(21,444)	(7,684)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	17,589	5,549

Total Increase in Net Assets	3,265	36,108

Net Assets:
Beginning of year	174,452	138,344
End of year*	$177,717	$174,452

*Including undistributed net investment income of:	$824	$6

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Long-Term U.S. Government Portfolio

Year Ended December 31, 2012
(Amounts in thousands)	PIMCO Long-Term U.S. Government Portfolio

Cash flows (used for) operating activities:

Net increase in net assets resulting from operations	$7,120

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(152,937)
Proceeds from sales of long-term securities	159,276
Purchases of short-term portfolio investments, net	(10,015)
Decrease in deposits with counterparty	4
Increase in receivable for investments sold	(4,037)
Decrease in interest and dividends receivable	19
Increase in OTC swap premiums received (paid)	(13)
Decrease in payable for investments purchased	(91,608)
Decrease in accrued investment advisory fees	(2)
Decrease in accrued supervisory and administrative fees	(2)
Increase in accrued distribution fee	1
Decrease in accrued servicing fee	(1)
Decrease in variation margin receivable (payable) on financial derivative instruments	(64)
Net change in unrealized (depreciation) investments	3,884
Net change in unrealized (depreciation) on Affiliate investments	21
Net change in unrealized (depreciation) on futures contracts	92
Net change in unrealized appreciation on written options	(67)
Net change in unrealized (depreciation) on swaps	8
Net realized gain on investments and written options	(5,351)
Net amortization (accretion) on investments	(109)
Net cash (used for) operating activities	(93,781)

Cash flows received from financing activities:
Proceeds from Portfolio shares sold	41,019
Payment on Portfolio shares redeemed	(44,668)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	86,082
Payments on reverse repurchase agreements	(84,479)
Proceeds from sale-buyback transactions	580,642
Payments on sale-buyback transactions	(484,743)
Proceeds from deposits from counterparty	10,359
Payments on deposits from counterparty	(10,422)
Net cash received from financing activities	93,790

Net Increase in Cash	9

Cash:
Beginning of year	0
End of year	$9

* Reinvestment of dividends	$21,444

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$(7)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.0%

BANKING & FINANCE 0.6%
American International Group, Inc.
8.250% due 08/15/2018	$200	$263
Private Export Funding Corp.
5.000% due 12/15/2016	500	581
U.S. Trade Funding Corp.
4.260% due 11/15/2014	133	138

		982

INDUSTRIALS 0.4%
Vessel Management Services, Inc.
3.432% due 08/15/2036	768	802

Total Corporate Bonds & Notes (Cost $1,601)		1,784

MUNICIPAL BONDS & NOTES 0.7%

IOWA 0.2%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	300	359

NEW YORK 0.3%
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2043	400	451

OHIO 0.1%
Hamilton County, Ohio Sales Tax Revenue Bonds, (AMBAC Insured), Series 2000
0.000% due 12/01/2028	500	261

WASHINGTON 0.1%
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	200	224

Total Municipal Bonds & Notes (Cost $1,047)		1,295

U.S. GOVERNMENT AGENCIES 18.7%
Fannie Mae
0.000% due 06/01/2017 - 11/15/2030	3,200	2,045
0.270% due 07/25/2037	45	43
0.669% due 08/25/2021	7	7
0.819% due 08/25/2022	2	2
1.110% due 04/25/2032	10	10
2.559% due 01/01/2033	13	13
4.250% due 05/25/2037	64	65
4.500% due 06/25/2019	200	215
5.000% due 04/25/2032 - 08/25/2033	326	378
5.500% due 12/25/2035	110	131
6.000% due 01/25/2036	657	808
6.080% due 09/01/2028	64	89
6.500% due 07/25/2031	312	358
Federal Farm Credit Bank
5.050% due 03/28/2019	400	492
5.150% due 03/25/2020	250	314
5.160% due 03/14/2022	2,400	3,042
Federal Housing Administration
6.896% due 07/01/2020	180	174
Financing Corp.
0.000% due 09/26/2019	1,500	1,357
10.700% due 10/06/2017	650	938

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
0.000% due 03/15/2031	$1,200	$652
0.609% due 01/15/2033	24	25
0.950% due 02/15/2027	6	6
1.250% due 02/15/2021	10	10
1.360% due 10/25/2044	61	61
4.000% due 06/15/2032	352	391
5.400% due 03/17/2021	1,000	1,154
5.500% due 08/15/2030 - 02/15/2034	812	925
5.625% due 11/23/2035	600	677
6.750% due 03/15/2031	200	308
7.000% due 07/15/2023 - 12/01/2031	26	31
8.250% due 06/01/2016	350	437
Ginnie Mae
2.000% due 08/20/2030	7	7
5.500% due 01/20/2036	731	909
6.000% due 08/20/2033	1,748	2,062
Israel Government AID Bond
0.000% due 05/15/2021 - 05/15/2023	2,500	2,005
5.500% due 04/26/2024	400	530
Overseas Private Investment Corp.
4.736% due 03/15/2022	296	338
Residual Funding Corp. Strips
0.000% due 10/15/2020 - 04/15/2030	10,319	6,656
Resolution Funding Corp. Strips
0.000% due 01/15/2020 - 04/15/2029	4,100	2,851
Small Business Administration
5.240% due 08/01/2023	365	407
5.290% due 12/01/2027	323	370
Tennessee Valley Authority
4.625% due 09/15/2060	400	480
4.875% due 01/15/2048	800	1,003
Tennessee Valley Authority Strips
0.000% due 05/01/2030	800	443

Total U.S. Government Agencies (Cost $27,885)		33,219

U.S. TREASURY OBLIGATIONS 81.0%
U.S. Treasury Bonds
3.125% due 11/15/2041 (c)(d)(e)	23,300	24,301
3.500% due 02/15/2039	3,200	3,605
3.750% due 08/15/2041	1,400	1,640
4.250% due 11/15/2040 (d)	6,950	8,846
4.375% due 11/15/2039 (d)	27,600	35,789
4.375% due 05/15/2041 (d)	9,300	12,078
4.500% due 05/15/2038	4,400	5,794
4.500% due 08/15/2039	3,200	4,227
5.375% due 02/15/2031	3,100	4,415
5.500% due 08/15/2028 (f)	6,700	9,452
6.000% due 02/15/2026	1,700	2,456
6.250% due 08/15/2023 (d)	8,500	12,175
6.250% due 05/15/2030	4,200	6,482
6.750% due 08/15/2026	100	154
U.S. Treasury Strips
0.000% due 02/15/2030	500	312
0.000% due 05/15/2031	200	119
0.000% due 05/15/2032	100	57
0.000% due 11/15/2032	3,300	1,863
0.000% due 02/15/2033	1,700	951
0.000% due 05/15/2033	700	388
0.000% due 11/15/2033	3,000	1,631
0.000% due 05/15/2034	1,600	854

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 05/15/2037	$900	$430
0.000% due 05/15/2040	1,250	541
0.000% due 08/15/2040	6,650	2,848
0.000% due 11/15/2040	250	106
0.000% due 02/15/2042	6,000	2,406

Total U.S. Treasury Obligations (Cost $141,833)		143,920

MORTGAGE-BACKED SECURITIES 4.4%
Banc of America Commercial Mortgage Trust
5.634% due 07/10/2046	800	917
Bear Stearns Adjustable Rate Mortgage Trust
2.570% due 03/25/2035	197	199
2.643% due 04/25/2033	124	126
2.662% due 10/25/2035	340	347
2.913% due 04/25/2033	15	16
3.010% due 02/25/2034	39	38
3.064% due 01/25/2034	21	21
Citigroup Mortgage Loan Trust, Inc.
2.530% due 10/25/2035	464	432
Countrywide Alternative Loan Trust
0.420% due 05/25/2035	88	63
5.500% due 10/25/2033	1,661	1,686
Countrywide Home Loan Mortgage Pass-Through Trust
0.530% due 03/25/2035	171	113
0.550% due 06/25/2035	1,121	963
Credit Suisse First Boston Mortgage Securities Corp.
2.559% due 07/25/2033	35	35
2.833% due 11/25/2032	9	9
First Horizon Mortgage Pass-Through Trust
2.611% due 12/25/2033	35	35
First Republic Mortgage Loan Trust
0.559% due 11/15/2031	123	123
GMAC Mortgage Corp. Loan Trust
3.632% due 06/25/2034	48	48
GS Mortgage Securities Corp.
1.103% due 03/06/2020	97	97
Harborview Mortgage Loan Trust
0.340% due 04/19/2038	88	66
0.430% due 05/19/2035	70	55
3.103% due 07/19/2035	73	68
Impac CMB Trust
4.804% due 09/25/2034	322	321
JPMorgan Mortgage Trust
3.031% due 07/25/2035	348	359
MASTR Asset Securitization Trust
5.500% due 09/25/2033	98	104
Residential Accredit Loans, Inc. Trust
0.610% due 01/25/2033	8	7
0.610% due 03/25/2033	26	25
6.000% due 06/25/2036	127	98
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	13	14
Sequoia Mortgage Trust
0.561% due 07/20/2033	176	174
Structured Adjustable Rate Mortgage Loan Trust
0.430% due 05/25/2037	191	130
Structured Asset Mortgage Investments, Inc.
0.870% due 09/19/2032	142	138
1.050% due 10/19/2033	46	44
Wachovia Bank Commercial Mortgage Trust
5.572% due 10/15/2048	300	345
WaMu Mortgage Pass-Through Certificates
0.440% due 04/25/2045	60	57
1.166% due 08/25/2046	412	328
1.565% due 08/25/2042	5	4
2.511% due 10/25/2046	110	100

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Mutual MSC Mortgage Pass-Through Certificates
1.954% due 02/25/2031	$1	$1
2.331% due 02/25/2033	2	2
2.573% due 02/25/2033	3	3
2.600% due 05/25/2033	6	6

Total Mortgage-Backed Securities (Cost $7,836)		7,717

ASSET-BACKED SECURITIES 0.6%
Bear Stearns Asset-Backed Securities Trust
1.210% due 11/25/2042	75	73
L.A. Arena Funding LLC
7.656% due 12/15/2026	57	63
Renaissance Home Equity Loan Trust
0.650% due 08/25/2033	8	7
0.710% due 12/25/2033	35	33
SLM Student Loan Trust
0.425% due 04/25/2017	7	7
1.815% due 04/25/2023	894	933
Specialty Underwriting & Residential Finance
0.890% due 01/25/2034	12	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp.
0.790% due 01/25/2033	$13	$12

Total Asset-Backed Securities (Cost $1,108)		1,138

SHORT-TERM INSTRUMENTS 46.1%

REPURCHASE AGREEMENTS 10.9%
BNP Paribas Securities Corp.
0.290% due 01/02/2013	11,000	11,000
(Dated 12/31/2012. Collateralized by Ginnie Mae 3.500% due 09/20/2042 valued at $11,394. Repurchase proceeds are $11,000.)
JPMorgan Securities, Inc.
0.240% due 01/02/2013	8,200	8,200
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 1.750% due 07/31/2015 valued at $8,377. Repurchase proceeds are $8,200.)
Morgan Stanley & Co., Inc.
0.250% due 01/02/2013	200	200
(Dated 12/31/2012. Collateralized by U.S. Treasury Bonds 3.875% due 08/15/2040 valued at $203. Repurchase proceeds are $200.)

		19,400

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (a) 35.2%
PIMCO Short-Term Floating NAV Portfolio	6,250,127	$62,545

Total Short-Term Instruments (Cost $81,953)		81,945

Total Investments 152.5% (Cost $263,263)		$271,018

Written Options (g) (0.0%) (Premiums $147)		(38)

Other Assets and Liabilities (Net) (52.5%)		(93,263)

Net Assets 100.0%		$177,717

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Portfolio.
(b)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $31,062 at a weighted average interest rate of 0.226%.
(c)	Securities with an aggregate market value of $1,564 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
DEU	0.310%	11/23/2012	01/24/2013	$1,495	$(1,495)
RBS	0.330%	12/06/2012	01/04/2013	108	(108)

					$(1,603)

(d)	Securities with an aggregate market value of $95,553 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BRC	0.350%	12/20/2012	01/15/2013	$1,349	$(1,351)
	0.350%	12/21/2012	01/11/2013	71,929	(72,005)
GSC	0.330%	12/05/2012	01/04/2013	1,620	(1,621)
	0.340%	12/18/2012	01/09/2013	20,904	(20,922)

					$(95,899)

(1)	Payable for Sale-Buyback Financing Transactions includes $78 of deferred price drop on sale-buyback financing transactions.

(e)	Securities with an aggregate market value of $71 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 30-Year Bond March Futures	Long	03/2013	9	$(21)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

(f)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $54 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	1.500%	01/04/2018	$	1,500	$(3)	$2

(g)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	0.700%	02/19/2013	$	2,800	$2	$(1)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	0.750%	02/19/2013		2,800	4	(2)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	02/19/2013		5,600	11	(2)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		3,000	7	(3)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		8,800	32	(8)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		4,100	31	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		1,400	13	0
Call - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		9,900	16	(9)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	03/18/2013		900	1	(1)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		900	1	(1)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	06/17/2013		700	2	(1)
Put - OTC 7-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		500	1	(1)
Call - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.200%	03/18/2013		700	2	(2)
Put - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		700	2	(1)

								$125	$(33)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$2,400	$22	$(5)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2011	136	$23,500	$154
Sales	14	87,300	464
Closing Buys	(150)	(54,800)	(447)
Expirations	0	0	0
Exercised	0	(10,800)	(24)

Balance at 12/31/2012	0	$45,200	$147

(h)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$982	$0	$982
Industrials	0	802	0	802
Municipal Bonds & Notes
Iowa	0	359	0	359
New York	0	451	0	451
Ohio	0	261	0	261
Washington	0	224	0	224
U.S. Government Agencies	0	33,045	174	33,219
U.S. Treasury Obligations	0	143,920	0	143,920
Mortgage-Backed Securities	0	7,717	0	7,717
Asset-Backed Securities	0	1,138	0	1,138
Short-Term Instruments
Repurchase Agreements	0	19,400	0	19,400

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Central Funds Used for Cash Management Purposes	$62,545	$0	$0	$62,545
	$62,545	$208,299	$174	$271,018

Financial Derivative Instruments - Assets
Interest Rate Contracts	$0	$2	$0	$2

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(21)	$(33)	$(5)	$(59)

Totals	$62,524	$208,268	$169	$270,961

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (3)
Investments, at value
Corporate Bonds & Notes
Industrials	$808	$0	$(32)	$0	$0	$26	$0	$(802)	$0	$0
U.S. Government Agencies	221	0	(44)	0	0	(3)	0	0	174	(3)

	$1,029	$0	$(76)	$0	$0	$23	$0	$(802)	$174	$(3)

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(10)	$0	$0	$0	$0	$5	$0	$0	$(5)	$5

Totals	$1,019	$0	$(76)	$0	$0	$28	$0	$(802)	$169	$2

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
U.S. Government Agencies	$174	Benchmark Pricing	Base Price	98.00

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(5)	Indicative Market Quotations	Broker Quote	0.19

Total	$169

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(i)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$5	$5

Liabilities:
Written options outstanding	$0	$0	$0	$0	$38	$38
Variation margin payable on financial derivative instruments (2)	0	0	0	0	12	12

	$0	$0	$0	$0	$50	$50

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(235)	$(235)
Net realized gain on futures contracts	0	0	235	0	853	1,088
Net realized gain on written options	0	0	0	0	174	174
Net realized gain on swaps	0	15	0	0	0	15

	$0	$15	$235	$0	$792	$1,042

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

December 31, 2012

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$4	$4
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(92)	(92)
Net change in unrealized appreciation on written options	0	0	0	0	67	67
Net change in unrealized appreciation (depreciation) on swaps	0	(9)	0	0	1	(8)

	$0	$(9)	$0	$0	$(20)	$(29)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative (depreciation) of $(21) and open centrally cleared swaps cumulative appreciation of $2 as reported in the Notes to Schedule of Investments.

(j)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(1)	$0	$(1)
CBK	(5)	0	(5)
DUB	(17)	0	(17)
GLM	(12)	0	(12)
MYC	(3)	0	(3)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements and sale-buyback financing transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net assets to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards

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Notes to Financial Statements (Cont.)

Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that

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the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants.

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Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others,

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Notes to Financial Statements (Cont.)

such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities such as U.S. Treasury Strips which are Treasury fixed income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the

Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate risk.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These

Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$66,751	$307,570	$(311,800)	$45	$(21)	$62,545	$69	$1

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$150,293	$146,530	$2,851	$11,592

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	500	$6,945	65	$787
Administrative Class	1,847	25,435	1,823	21,712
Advisor Class	634	8,620	456	5,546
Issued as reinvestment of distributions
Institutional Class	77	966	9	104
Administrative Class	1,500	18,930	591	7,315
Advisor Class	123	1,548	21	265
Cost of shares redeemed
Institutional Class	(63)	(870)	(52)	(593)
Administrative Class	(3,047)	(41,105)	(2,310)	(27,662)
Advisor Class	(214)	(2,880)	(158)	(1,925)
Net increase resulting from Portfolio share transactions	1,357	$17,589	445	$5,549

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 71% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years.

As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$6,413	$3,050	$4,439	$—	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$266,718	$6,067	$(1,768)	$4,300

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$18,251	$3,193	$—
12/31/2011	$7,013	$672	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

ANNUAL REPORT	DECEMBER 31, 2012	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Long-Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

30	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DEU	Deutsche Bank Securities, Inc.	GRE	RBS Securities, Inc.
BRC	Barclays Bank PLC	DUB	Deutsche Bank AG	GSC	Goldman Sachs & Co.
CBK	Citibank N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
AID	Agency International Development	BABs	Build America Bonds	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2012	31

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

For the current year pursuant to IRC Section 852(b)(3)(C)(v), the Fund designates an increase in net capital gain in the amount of $1,533,189 arising from determinations under Section 860(e) relating to prior years.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

32	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2012	33

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

34	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2012	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

ANNUAL REPORT	DECEMBER 31, 2012	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

ANNUAL REPORT	DECEMBER 31, 2012	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT45AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Long-Term U.S. Government Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Schedule of Investments	12
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	30
Glossary	31
Federal Income Tax Information	32
Management of the Trust	33
Privacy Policy	35
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	36

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	53.1%
Short-Term Instruments	30.2%
U.S. Government Agencies	12.3%
Mortgage-Backed Securities	2.8%
Corporate Bonds & Notes	0.7%
Other	0.9%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	Class Inception (09/30/2009)
PIMCO Long-Term U.S. Government Portfolio Advisor Class	4.33%	11.39%
Barclays Long-Term Treasury Index±	3.56%	10.72%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.725% for Advisor Class shares.

± Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$993.00	$1,021.29
Expenses Paid During Period†	$3.83	$3.89
Net Annualized Expense Ratio	0.765%	0.765%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

From January 2012 through most of May 2012, the Portfolio’s above benchmark duration (or sensitivity to changes in market interest rates) position benefited performance as the yield on the ten-year U.S. Treasury declined. During June 2012 through December 2012, the Portfolio’s below benchmark duration position also benefited performance as the yield on ten-year U.S. Treasury rose.

»	The Portfolio’s emphasis on the short-term portion of the yield curve benefited performance as the two- to thirty-year U.S. Treasury yield spread steepened.

»	A small out-of-benchmark allocation to municipal bonds contributed to performance as municipal bonds outperformed like-duration U.S. Treasuries the reporting period.

»	An out-of-benchmark allocation to long-term Agencies added to performance as they outperformed like-duration U.S. Treasuries over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2012	12/31/2011	12/31/2010	09/30/2009-12/31/2009

Advisor Class
Net asset value beginning of year or period	$13.38	$10.99	$10.44	$11.89
Net investment income (a)	0.34	0.30	0.35	0.10
Net realized/unrealized gain (loss)	0.24	2.68	0.85	(0.61)
Total income (loss) from investment operations	0.58	2.98	1.20	(0.51)
Dividends from net investment income	(0.28)	(0.31)	(0.41)	(0.10)
Distributions from net realized capital gains	(1.33)	(0.28)	(0.24)	(0.84)
Total distributions	(1.61)	(0.59)	(0.65)	(0.94)
Net asset value end of year or period	$12.35	$13.38	$10.99	$10.44
Total return	4.33%	27.71%	11.50%	(4.41)%
Net assets end of year or period (000s)	$13,802	$7,690	$2,815	$127
Ratio of expenses to average net assets	0.765%	0.725%	0.725%	0.725%*
Ratio of expenses to average net assets excluding interest expense	0.725%	0.725%	0.725%	0.725%*
Ratio of net investment income to average net assets	2.50%	2.52%	3.00%	3.65%*
Portfolio turnover rate	81%**	556%**	344%**	523%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$189,073
Investments in Affiliates, at value	62,545
Repurchase agreements, at value	19,400
Cash	9
Receivable for investments sold	332
Receivable for investments sold on a delayed-delivery basis	4,072
Variation margin receivable on financial derivative instruments	5
Receivable for Portfolio shares sold	51
Interest and dividends receivable	1,253
Dividends receivable from Affiliates	10
Other assets	29
276,779

Liabilities:
Payable for investments purchased	$5
Payable for investments in Affiliates purchased	9
Payable for reverse repurchase agreements	1,603
Payable for sale-buyback financing transactions	95,899
Written options outstanding	38
Variation margin payable on financial derivative instruments	12
Deposits from counterparty	1,207
Payable for Portfolio shares redeemed	197
Accrued investment advisory fees	33
Accrued supervisory and administrative fees	37
Accrued distribution fees	3
Accrued servicing fees	19
99,062

Net Assets	$177,717

Net Assets Consist of:
Paid in capital	$163,818
Undistributed net investment income	824
Accumulated undistributed net realized gain	5,203
Net unrealized appreciation	7,872
$177,717

Net Assets:
Institutional Class	$8,815
Administrative Class	155,100
Advisor Class	13,802

Shares Issued and Outstanding:
Institutional Class	714
Administrative Class	12,562
Advisor Class	1,118

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.35
Administrative Class	12.35
Advisor Class	12.35

Cost of Investments	$181,310
Cost of Investments in Affiliates	$62,553
Cost of Repurchase Agreements	$19,400
Premiums Received on Written Options	$147

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$5,711
Dividends from Affiliate investments	69
Total Income	5,780

Expenses:
Investment advisory fees	396
Supervisory and administrative fees	439
Servicing fees – Administrative Class	243
Distribution and/or servicing fees – Advisor Class	26
Trustees’ fees	1
Interest expense	71
Total Expenses	1,176

Net Investment Income	4,604

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	5,131
Net realized gain on Affiliate investments	45
Net capital gain distributions received from Affiliate investments	1
Net realized gain on futures contracts	1,088
Net realized gain on written options	174
Net realized gain on swaps	15
Net change in unrealized (depreciation) on investments	(3,884)
Net change in unrealized (depreciation) on Affiliate investments	(21)
Net change in unrealized (depreciation) on futures contracts	(92)
Net change in unrealized appreciation on written options	67
Net change in unrealized (depreciation) on swaps	(8)
Net Gain	2,516

Net Increase in Net Assets Resulting from Operations	$7,120

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$4,604	$4,058
Net realized gain	6,408	22,897
Net realized gain on Affiliate investments	45	5
Net capital gain distributions received from Affiliate investments	1	0
Net change in unrealized appreciation (depreciation)	(3,917)	11,270
Net change in unrealized appreciation (depreciation) on Affiliate investments	(21)	13
Net increase resulting from operations	7,120	38,243

Distributions to Shareholders:
From net investment income
Institutional Class	(107)	(58)
Administrative Class	(3,489)	(3,932)
Advisor Class	(214)	(120)
From net realized capital gains
Institutional Class	(859)	(46)
Administrative Class	(15,441)	(3,383)
Advisor Class	(1,334)	(145)

Total Distributions	(21,444)	(7,684)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	17,589	5,549

Total Increase in Net Assets	3,265	36,108

Net Assets:
Beginning of year	174,452	138,344
End of year*	$177,717	$174,452

*Including undistributed net investment income of:	$824	$6

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Long-Term U.S. Government Portfolio

Year Ended December 31, 2012
(Amounts in thousands)	PIMCO Long-Term U.S. Government Portfolio

Cash flows (used for) operating activities:

Net increase in net assets resulting from operations	$7,120

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(152,937)
Proceeds from sales of long-term securities	159,276
Purchases of short-term portfolio investments, net	(10,015)
Decrease in deposits with counterparty	4
Increase in receivable for investments sold	(4,037)
Decrease in interest and dividends receivable	19
Increase in OTC swap premiums received (paid)	(13)
Decrease in payable for investments purchased	(91,608)
Decrease in accrued investment advisory fees	(2)
Decrease in accrued supervisory and administrative fees	(2)
Increase in accrued distribution fee	1
Decrease in accrued servicing fee	(1)
Decrease in variation margin receivable (payable) on financial derivative instruments	(64)
Net change in unrealized (depreciation) investments	3,884
Net change in unrealized (depreciation) on Affiliate investments	21
Net change in unrealized (depreciation) on futures contracts	92
Net change in unrealized appreciation on written options	(67)
Net change in unrealized (depreciation) on swaps	8
Net realized gain on investments and written options	(5,351)
Net amortization (accretion) on investments	(109)
Net cash (used for) operating activities	(93,781)

Cash flows received from financing activities:
Proceeds from Portfolio shares sold	41,019
Payment on Portfolio shares redeemed	(44,668)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	86,082
Payments on reverse repurchase agreements	(84,479)
Proceeds from sale-buyback transactions	580,642
Payments on sale-buyback transactions	(484,743)
Proceeds from deposits from counterparty	10,359
Payments on deposits from counterparty	(10,422)
Net cash received from financing activities	93,790

Net Increase in Cash	9

Cash:
Beginning of year	0
End of year	$9

* Reinvestment of dividends	$21,444

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$(7)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.0%

BANKING & FINANCE 0.6%
American International Group, Inc.
8.250% due 08/15/2018	$200	$263
Private Export Funding Corp.
5.000% due 12/15/2016	500	581
U.S. Trade Funding Corp.
4.260% due 11/15/2014	133	138

		982

INDUSTRIALS 0.4%
Vessel Management Services, Inc.
3.432% due 08/15/2036	768	802

Total Corporate Bonds & Notes (Cost $1,601)		1,784

MUNICIPAL BONDS & NOTES 0.7%

IOWA 0.2%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	300	359

NEW YORK 0.3%
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2043	400	451

OHIO 0.1%
Hamilton County, Ohio Sales Tax Revenue Bonds, (AMBAC Insured), Series 2000
0.000% due 12/01/2028	500	261

WASHINGTON 0.1%
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	200	224

Total Municipal Bonds & Notes (Cost $1,047)		1,295

U.S. GOVERNMENT AGENCIES 18.7%
Fannie Mae
0.000% due 06/01/2017 - 11/15/2030	3,200	2,045
0.270% due 07/25/2037	45	43
0.669% due 08/25/2021	7	7
0.819% due 08/25/2022	2	2
1.110% due 04/25/2032	10	10
2.559% due 01/01/2033	13	13
4.250% due 05/25/2037	64	65
4.500% due 06/25/2019	200	215
5.000% due 04/25/2032 - 08/25/2033	326	378
5.500% due 12/25/2035	110	131
6.000% due 01/25/2036	657	808
6.080% due 09/01/2028	64	89
6.500% due 07/25/2031	312	358
Federal Farm Credit Bank
5.050% due 03/28/2019	400	492
5.150% due 03/25/2020	250	314
5.160% due 03/14/2022	2,400	3,042
Federal Housing Administration
6.896% due 07/01/2020	180	174
Financing Corp.
0.000% due 09/26/2019	1,500	1,357
10.700% due 10/06/2017	650	938

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
0.000% due 03/15/2031	$1,200	$652
0.609% due 01/15/2033	24	25
0.950% due 02/15/2027	6	6
1.250% due 02/15/2021	10	10
1.360% due 10/25/2044	61	61
4.000% due 06/15/2032	352	391
5.400% due 03/17/2021	1,000	1,154
5.500% due 08/15/2030 - 02/15/2034	812	925
5.625% due 11/23/2035	600	677
6.750% due 03/15/2031	200	308
7.000% due 07/15/2023 - 12/01/2031	26	31
8.250% due 06/01/2016	350	437
Ginnie Mae
2.000% due 08/20/2030	7	7
5.500% due 01/20/2036	731	909
6.000% due 08/20/2033	1,748	2,062
Israel Government AID Bond
0.000% due 05/15/2021 - 05/15/2023	2,500	2,005
5.500% due 04/26/2024	400	530
Overseas Private Investment Corp.
4.736% due 03/15/2022	296	338
Residual Funding Corp. Strips
0.000% due 10/15/2020 - 04/15/2030	10,319	6,656
Resolution Funding Corp. Strips
0.000% due 01/15/2020 - 04/15/2029	4,100	2,851
Small Business Administration
5.240% due 08/01/2023	365	407
5.290% due 12/01/2027	323	370
Tennessee Valley Authority
4.625% due 09/15/2060	400	480
4.875% due 01/15/2048	800	1,003
Tennessee Valley Authority Strips
0.000% due 05/01/2030	800	443

Total U.S. Government Agencies (Cost $27,885)		33,219

U.S. TREASURY OBLIGATIONS 81.0%
U.S. Treasury Bonds
3.125% due 11/15/2041 (c)(d)(e)	23,300	24,301
3.500% due 02/15/2039	3,200	3,605
3.750% due 08/15/2041	1,400	1,640
4.250% due 11/15/2040 (d)	6,950	8,846
4.375% due 11/15/2039 (d)	27,600	35,789
4.375% due 05/15/2041 (d)	9,300	12,078
4.500% due 05/15/2038	4,400	5,794
4.500% due 08/15/2039	3,200	4,227
5.375% due 02/15/2031	3,100	4,415
5.500% due 08/15/2028 (f)	6,700	9,452
6.000% due 02/15/2026	1,700	2,456
6.250% due 08/15/2023 (d)	8,500	12,175
6.250% due 05/15/2030	4,200	6,482
6.750% due 08/15/2026	100	154
U.S. Treasury Strips
0.000% due 02/15/2030	500	312
0.000% due 05/15/2031	200	119
0.000% due 05/15/2032	100	57
0.000% due 11/15/2032	3,300	1,863
0.000% due 02/15/2033	1,700	951
0.000% due 05/15/2033	700	388
0.000% due 11/15/2033	3,000	1,631
0.000% due 05/15/2034	1,600	854

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 05/15/2037	$900	$430
0.000% due 05/15/2040	1,250	541
0.000% due 08/15/2040	6,650	2,848
0.000% due 11/15/2040	250	106
0.000% due 02/15/2042	6,000	2,406

Total U.S. Treasury Obligations (Cost $141,833)		143,920

MORTGAGE-BACKED SECURITIES 4.4%
Banc of America Commercial Mortgage Trust
5.634% due 07/10/2046	800	917
Bear Stearns Adjustable Rate Mortgage Trust
2.570% due 03/25/2035	197	199
2.643% due 04/25/2033	124	126
2.662% due 10/25/2035	340	347
2.913% due 04/25/2033	15	16
3.010% due 02/25/2034	39	38
3.064% due 01/25/2034	21	21
Citigroup Mortgage Loan Trust, Inc.
2.530% due 10/25/2035	464	432
Countrywide Alternative Loan Trust
0.420% due 05/25/2035	88	63
5.500% due 10/25/2033	1,661	1,686
Countrywide Home Loan Mortgage Pass-Through Trust
0.530% due 03/25/2035	171	113
0.550% due 06/25/2035	1,121	963
Credit Suisse First Boston Mortgage Securities Corp.
2.559% due 07/25/2033	35	35
2.833% due 11/25/2032	9	9
First Horizon Mortgage Pass-Through Trust
2.611% due 12/25/2033	35	35
First Republic Mortgage Loan Trust
0.559% due 11/15/2031	123	123
GMAC Mortgage Corp. Loan Trust
3.632% due 06/25/2034	48	48
GS Mortgage Securities Corp.
1.103% due 03/06/2020	97	97
Harborview Mortgage Loan Trust
0.340% due 04/19/2038	88	66
0.430% due 05/19/2035	70	55
3.103% due 07/19/2035	73	68
Impac CMB Trust
4.804% due 09/25/2034	322	321
JPMorgan Mortgage Trust
3.031% due 07/25/2035	348	359
MASTR Asset Securitization Trust
5.500% due 09/25/2033	98	104
Residential Accredit Loans, Inc. Trust
0.610% due 01/25/2033	8	7
0.610% due 03/25/2033	26	25
6.000% due 06/25/2036	127	98
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	13	14
Sequoia Mortgage Trust
0.561% due 07/20/2033	176	174
Structured Adjustable Rate Mortgage Loan Trust
0.430% due 05/25/2037	191	130
Structured Asset Mortgage Investments, Inc.
0.870% due 09/19/2032	142	138
1.050% due 10/19/2033	46	44
Wachovia Bank Commercial Mortgage Trust
5.572% due 10/15/2048	300	345
WaMu Mortgage Pass-Through Certificates
0.440% due 04/25/2045	60	57
1.166% due 08/25/2046	412	328
1.565% due 08/25/2042	5	4
2.511% due 10/25/2046	110	100

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Mutual MSC Mortgage Pass-Through Certificates
1.954% due 02/25/2031	$1	$1
2.331% due 02/25/2033	2	2
2.573% due 02/25/2033	3	3
2.600% due 05/25/2033	6	6

Total Mortgage-Backed Securities (Cost $7,836)		7,717

ASSET-BACKED SECURITIES 0.6%
Bear Stearns Asset-Backed Securities Trust
1.210% due 11/25/2042	75	73
L.A. Arena Funding LLC
7.656% due 12/15/2026	57	63
Renaissance Home Equity Loan Trust
0.650% due 08/25/2033	8	7
0.710% due 12/25/2033	35	33
SLM Student Loan Trust
0.425% due 04/25/2017	7	7
1.815% due 04/25/2023	894	933
Specialty Underwriting & Residential Finance
0.890% due 01/25/2034	12	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp.
0.790% due 01/25/2033	$13	$12

Total Asset-Backed Securities (Cost $1,108)		1,138

SHORT-TERM INSTRUMENTS 46.1%

REPURCHASE AGREEMENTS 10.9%
BNP Paribas Securities Corp.
0.290% due 01/02/2013	11,000	11,000
(Dated 12/31/2012. Collateralized by Ginnie Mae 3.500% due 09/20/2042 valued at $11,394. Repurchase proceeds are $11,000.)
JPMorgan Securities, Inc.
0.240% due 01/02/2013	8,200	8,200
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 1.750% due 07/31/2015 valued at $8,377. Repurchase proceeds are $8,200.)
Morgan Stanley & Co., Inc.
0.250% due 01/02/2013	200	200
(Dated 12/31/2012. Collateralized by U.S. Treasury Bonds 3.875% due 08/15/2040 valued at $203. Repurchase proceeds are $200.)

		19,400

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (a) 35.2%
PIMCO Short-Term Floating NAV Portfolio	6,250,127	$62,545

Total Short-Term Instruments (Cost $81,953)		81,945

Total Investments 152.5% (Cost $263,263)		$271,018

Written Options (g) (0.0%) (Premiums $147)		(38)

Other Assets and Liabilities (Net) (52.5%)		(93,263)

Net Assets 100.0%		$177,717

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Portfolio.
(b)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $31,062 at a weighted average interest rate of 0.226%.
(c)	Securities with an aggregate market value of $1,564 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
DEU	0.310%	11/23/2012	01/24/2013	$1,495	$(1,495)
RBS	0.330%	12/06/2012	01/04/2013	108	(108)

					$(1,603)

(d)	Securities with an aggregate market value of $95,553 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BRC	0.350%	12/20/2012	01/15/2013	$1,349	$(1,351)
	0.350%	12/21/2012	01/11/2013	71,929	(72,005)
GSC	0.330%	12/05/2012	01/04/2013	1,620	(1,621)
	0.340%	12/18/2012	01/09/2013	20,904	(20,922)

					$(95,899)

(1)	Payable for Sale-Buyback Financing Transactions includes $78 of deferred price drop on sale-buyback financing transactions.

(e)	Securities with an aggregate market value of $71 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 30-Year Bond March Futures	Long	03/2013	9	$(21)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

(f)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $54 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	1.500%	01/04/2018	$	1,500	$(3)	$2

(g)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	0.700%	02/19/2013	$	2,800	$2	$(1)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	0.750%	02/19/2013		2,800	4	(2)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	02/19/2013		5,600	11	(2)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		3,000	7	(3)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		8,800	32	(8)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		4,100	31	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		1,400	13	0
Call - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		9,900	16	(9)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	03/18/2013		900	1	(1)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		900	1	(1)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	06/17/2013		700	2	(1)
Put - OTC 7-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		500	1	(1)
Call - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.200%	03/18/2013		700	2	(2)
Put - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		700	2	(1)

								$125	$(33)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$2,400	$22	$(5)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2011	136	$23,500	$154
Sales	14	87,300	464
Closing Buys	(150)	(54,800)	(447)
Expirations	0	0	0
Exercised	0	(10,800)	(24)

Balance at 12/31/2012	0	$45,200	$147

(h)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$982	$0	$982
Industrials	0	802	0	802
Municipal Bonds & Notes
Iowa	0	359	0	359
New York	0	451	0	451
Ohio	0	261	0	261
Washington	0	224	0	224
U.S. Government Agencies	0	33,045	174	33,219
U.S. Treasury Obligations	0	143,920	0	143,920
Mortgage-Backed Securities	0	7,717	0	7,717
Asset-Backed Securities	0	1,138	0	1,138
Short-Term Instruments
Repurchase Agreements	0	19,400	0	19,400

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Central Funds Used for Cash Management Purposes	$62,545	$0	$0	$62,545
	$62,545	$208,299	$174	$271,018

Financial Derivative Instruments - Assets
Interest Rate Contracts	$0	$2	$0	$2

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(21)	$(33)	$(5)	$(59)

Totals	$62,524	$208,268	$169	$270,961

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (3)
Investments, at value
Corporate Bonds & Notes
Industrials	$808	$0	$(32)	$0	$0	$26	$0	$(802)	$0	$0
U.S. Government Agencies	221	0	(44)	0	0	(3)	0	0	174	(3)

	$1,029	$0	$(76)	$0	$0	$23	$0	$(802)	$174	$(3)

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(10)	$0	$0	$0	$0	$5	$0	$0	$(5)	$5

Totals	$1,019	$0	$(76)	$0	$0	$28	$0	$(802)	$169	$2

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
U.S. Government Agencies	$174	Benchmark Pricing	Base Price	98.00

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(5)	Indicative Market Quotations	Broker Quote	0.19

Total	$169

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(i)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$5	$5

Liabilities:
Written options outstanding	$0	$0	$0	$0	$38	$38
Variation margin payable on financial derivative instruments (2)	0	0	0	0	12	12

	$0	$0	$0	$0	$50	$50

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(235)	$(235)
Net realized gain on futures contracts	0	0	235	0	853	1,088
Net realized gain on written options	0	0	0	0	174	174
Net realized gain on swaps	0	15	0	0	0	15

	$0	$15	$235	$0	$792	$1,042

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

December 31, 2012

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$4	$4
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(92)	(92)
Net change in unrealized appreciation on written options	0	0	0	0	67	67
Net change in unrealized appreciation (depreciation) on swaps	0	(9)	0	0	1	(8)

	$0	$(9)	$0	$0	$(20)	$(29)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative (depreciation) of $(21) and open centrally cleared swaps cumulative appreciation of $2 as reported in the Notes to Schedule of Investments.

(j)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(1)	$0	$(1)
CBK	(5)	0	(5)
DUB	(17)	0	(17)
GLM	(12)	0	(12)
MYC	(3)	0	(3)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements and sale-buyback financing transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net assets to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards

ANNUAL REPORT	DECEMBER 31, 2012	17

Notes to Financial Statements (Cont.)

Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that

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the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2012	19

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants.

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Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others,

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities such as U.S. Treasury Strips which are Treasury fixed income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the

Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate risk.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates

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rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These

Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$66,751	$307,570	$(311,800)	$45	$(21)	$62,545	$69	$1

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$150,293	$146,530	$2,851	$11,592

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	500	$6,945	65	$787
Administrative Class	1,847	25,435	1,823	21,712
Advisor Class	634	8,620	456	5,546
Issued as reinvestment of distributions
Institutional Class	77	966	9	104
Administrative Class	1,500	18,930	591	7,315
Advisor Class	123	1,548	21	265
Cost of shares redeemed
Institutional Class	(63)	(870)	(52)	(593)
Administrative Class	(3,047)	(41,105)	(2,310)	(27,662)
Advisor Class	(214)	(2,880)	(158)	(1,925)
Net increase resulting from Portfolio share transactions	1,357	$17,589	445	$5,549

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 71% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years.

As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$6,413	$3,050	$4,439	$—	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$266,718	$6,067	$(1,768)	$4,300

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$18,251	$3,193	$—
12/31/2011	$7,013	$672	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

ANNUAL REPORT	DECEMBER 31, 2012	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Long-Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

30	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DEU	Deutsche Bank Securities, Inc.	GRE	RBS Securities, Inc.
BRC	Barclays Bank PLC	DUB	Deutsche Bank AG	GSC	Goldman Sachs & Co.
CBK	Citibank N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
AID	Agency International Development	BABs	Build America Bonds	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2012	31

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

For the current year pursuant to IRC Section 852(b)(3)(C)(v), the Fund designates an increase in net capital gain in the amount of $1,533,189 arising from determinations under Section 860(e) relating to prior years.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

32	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2012	33

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

34	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2012	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

ANNUAL REPORT	DECEMBER 31, 2012	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

ANNUAL REPORT	DECEMBER 31, 2012	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT43AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Low Duration Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Return chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	44.1%
Corporate Bonds & Notes	17.2%
Short-Term Instruments	10.7%
Sovereign Issues	7.8%
U.S. Treasury Obligations	7.3%
Asset-Backed Securities	5.1%
Other	7.8%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	10 Years	Class Inception (02/16/1999)
PIMCO Low Duration Portfolio Administrative Class	5.85%	4.92%	4.10%	4.72%
The BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	0.43%	2.32%	2.72%	3.77%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 02/28/1999.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.65% for Administrative Class shares.

± The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,027.50	$1,021.87
Expenses Paid During Period†	$3.31	$3.30
Net Annualized Expense Ratio	0.65%	0.65%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	Holdings of Agency mortgage pass-through securities added to returns as these high-quality assets outperformed like-duration U.S. Treasuries over the reporting period.

»	Allocations to investment-grade corporate securities added to returns as the sector outperformed like-duration U.S. Treasuries over the reporting period.

»	Exposure to the high yield sector added to returns as high yield securities outperformed like-duration U.S. Treasuries over the reporting period.

»	Exposure to emerging market securities added to returns as the sector outperformed like-duration U.S. Treasuries over the reporting period.

»	Interest rate exposure to Canada detracted from returns as short-term yields in Canada rose over the reporting period.

»	An overweight to U.S. duration (or sensitivity to changes in market interest rates) added to returns as the five-year U.S. Treasury yield declined over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Low Duration Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Administrative Class
Net asset value beginning of year	$10.38	$10.44	$10.11	$9.68	$10.30
Net investment income (a)	0.14	0.14	0.14	0.31	0.41
Net realized/unrealized gain (loss)	0.46	(0.02)	0.39	0.95	(0.46)
Total income (loss) from investment operations	0.60	0.12	0.53	1.26	(0.05)
Dividends from net investment income	(0.20)	(0.18)	(0.17)	(0.36)	(0.41)
Distributions from net realized capital gains	0.00	0.00	(0.03)	(0.47)	(0.16)
Total distributions	(0.20)	(0.18)	(0.20)	(0.83)	(0.57)
Net asset value end of year	$10.78	$10.38	$10.44	$10.11	$9.68
Total return	5.85%	1.11%	5.29%	13.32%	(0.42)%
Net assets end of year (000s)	$1,527,088	$1,326,770	$1,238,086	$890,238	$1,143,209
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.67%	0.70%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.29%	1.37%	1.33%	3.07%	4.00%
Portfolio turnover rate	647%*	456%*	351%*	662%	293%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$2,427,811
Investments in Affiliates, at value	109,665
Repurchase agreements, at value	3,433
Cash	395
Deposits with counterparty	6
Foreign currency, at value	276
Receivable for investments sold	257,094
OTC swap premiums paid	4,110
Variation margin receivable on financial derivative instruments	181
Unrealized appreciation on foreign currency contracts	749
Unrealized appreciation on OTC swap agreements	4,691
Receivable for Portfolio shares sold	4,544
Interest and dividends receivable	9,371
Dividends receivable from Affiliates	55
2,822,381

Liabilities:
Payable for investments purchased	$659,827
Payable for investments in Affiliates purchased	55
Payable for short sales	23,999
Written options outstanding	978
OTC swap premiums received	2,186
Variation margin payable on financial derivative instruments	129
Unrealized depreciation on foreign currency contracts	6,788
Unrealized depreciation on OTC swap agreements	1,059
Deposits from counterparty	4,364
Payable for Portfolio shares redeemed	7,653
Accrued investment advisory fees	432
Accrued supervisory and administrative fees	432
Accrued distribution fees	107
Accrued servicing fees	188
Other liabilities	2
708,199

Net Assets	$2,114,182

Net Assets Consist of:
Paid in capital	$2,078,072
Undistributed net investment income	16,539
Accumulated undistributed net realized (loss)	(9,978)
Net unrealized appreciation	29,549
$2,114,182

Net Assets:
Institutional Class	$54,192
Administrative Class	1,527,088
Advisor Class	532,902

Shares Issued and Outstanding:
Institutional Class	5,027
Administrative Class	141,641
Advisor Class	49,428

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.78
Administrative Class	10.78
Advisor Class	10.78

Cost of Investments	$2,398,074
Cost of Investments in Affiliates	$109,671
Cost of Repurchase Agreements	$3,433
Cost of Foreign Currency Held	$274
Proceeds Received on Short Sales	$24,100
Premiums Received on Written Options	$2,465

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$35,378
Dividends	866
Dividends from Affiliate investments	856
Total Income	37,100

Expenses:
Investment advisory fees	4,778
Supervisory and administrative fees	4,778
Servicing fees – Administrative Class	2,086
Distribution and/or servicing fees – Advisor Class	1,183
Trustees’ fees	11
Interest expense	25
Total Expenses	12,861

Net Investment Income	24,239

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	33,670
Net realized gain on Affiliate investments	126
Net realized gain on futures contracts	2,657
Net realized gain on written options	3,018
Net realized gain on swaps	9,569
Net realized (loss) on foreign currency transactions	(2,916)
Net change in unrealized appreciation on investments	39,805
Net change in unrealized (depreciation) on Affiliate investments	(64)
Net change in unrealized appreciation on futures contracts	266
Net change in unrealized (depreciation) on written options	(1,264)
Net change in unrealized appreciation on swaps	6,877
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(9,516)
Net Gain	82,228

Net Increase in Net Assets Resulting from Operations	$106,467

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$24,239	$23,478
Net realized gain	45,998	6,708
Net realized gain (loss) on Affiliate investments	126	(199)
Net change in unrealized appreciation (depreciation)	36,168	(12,817)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(64)	130
Net increase resulting from operations	106,467	17,300

Distributions to Shareholders:
From net investment income
Institutional Class	(1,203)	(1,163)
Administrative Class	(26,464)	(22,065)
Advisor Class	(8,460)	(5,563)

Total Distributions	(36,127)	(28,791)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	265,171	217,564

Total Increase in Net Assets	335,511	206,073

Net Assets:
Beginning of year	1,778,671	1,572,598
End of year*	$2,114,182	$1,778,671

*Including undistributed net investment income of:	$16,539	$9,943

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.7%
Charter Communications, Inc.
3.470% due 09/06/2016	$307	$309
Community Health Systems, Inc.
2.462% due 07/25/2014	200	200
CSC Holdings LLC
1.962% due 03/29/2016	2,992	3,005
Endo Pharmaceuticals Holdings, Inc.
2.000% due 06/17/2016	1,900	1,904
Flextronics International Ltd.
2.462% due 10/01/2014	2,188	2,193
Health Management Associates, Inc.
2.570% due 11/18/2016	4,805	4,811
Scientific Games International, Inc.
3.210% - 3.220% due 06/30/2015	1,994	1,999

Total Bank Loan Obligations (Cost $14,396)		14,421

CORPORATE BONDS & NOTES 20.7%

BANKING & FINANCE 14.1%
Ally Financial, Inc.
2.511% due 12/01/2014	1,000	1,002
3.510% due 02/11/2014	1,000	1,022
3.709% due 06/20/2014	1,200	1,234
4.500% due 02/11/2014	3,200	3,300
4.625% due 06/26/2015	300	313
6.750% due 12/01/2014	1,800	1,953
8.300% due 02/12/2015	500	558
American International Group, Inc.
3.750% due 11/30/2013	2,000	2,052
ANZ New Zealand International Ltd.
6.200% due 07/19/2013	1,000	1,026
Australia & New Zealand Banking Group Ltd.
1.162% due 05/08/2013	4,200	4,204
Banco Bradesco S.A.
2.410% due 05/16/2014	7,100	7,155
Banco do Brasil S.A.
4.500% due 01/22/2015	600	637
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015	1,600	1,692
Banco Santander Brasil S.A.
4.625% due 02/13/2017	300	319
Banco Santander Chile
3.750% due 09/22/2015	2,900	3,060
Bank of America Corp.
6.000% due 09/01/2017	200	234
7.375% due 05/15/2014	1,500	1,625
Bank of Montreal
1.950% due 01/30/2018	6,300	6,566
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.850% due 01/22/2015	1,400	1,480
Bank One Corp.
5.250% due 01/30/2013	848	851
Banque PSA Finance S.A.
2.206% due 04/04/2014	2,500	2,470
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015	2,500	2,565
BNP Paribas S.A.
0.751% due 04/08/2013	5,200	5,201
BPCE S.A.
2.375% due 10/04/2013	400	404
Caledonia Generating LLC
1.950% due 02/28/2022	2,000	2,021
CIT Group, Inc.
4.750% due 02/15/2015	700	731
5.250% due 04/01/2014	1,100	1,144

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup, Inc.
0.436% due 03/07/2014		$20,800	$20,672
1.160% due 02/15/2013		2,500	2,500
1.790% due 01/13/2014		2,600	2,625
5.500% due 04/11/2013		7,100	7,174
Commonwealth Bank of Australia
0.588% due 09/17/2014		5,100	5,119
Credit Agricole S.A.
1.769% due 01/21/2014		5,200	5,245
Dexia Credit Local S.A.
0.711% due 03/05/2013		9,100	9,087
0.793% due 04/29/2014		4,200	4,146
2.750% due 04/29/2014		3,000	3,062
Eksportfinans ASA
2.000% due 09/15/2015		400	383
2.375% due 05/25/2016		4,200	4,009
5.500% due 06/26/2017		1,200	1,264
Export-Import Bank of Korea
1.250% due 11/20/2015		8,700	8,736
2.110% due 03/21/2015		8,400	8,376
FCE Bank PLC
7.125% due 01/15/2013	EUR	4,800	6,351
First Horizon National Corp.
5.375% due 12/15/2015		$900	984
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		3,600	3,676
7.000% due 10/01/2013		1,350	1,414
7.000% due 04/15/2015		900	1,006
8.000% due 06/01/2014		100	109
8.700% due 10/01/2014		400	450
General Electric Capital Corp.
0.693% due 05/05/2026		1,000	868
Goldman Sachs Group, Inc.
0.549% due 01/30/2017	EUR	7,100	8,907
HSBC USA, Inc.
2.375% due 02/13/2015		$800	823
Industrial Bank of Korea
2.375% due 07/17/2017		3,400	3,460
3.750% due 09/29/2016		2,200	2,363
ING Bank NV
1.358% due 03/15/2013		6,000	6,009
1.711% due 06/09/2014		1,500	1,515
3.900% due 03/19/2014		1,100	1,144
International Lease Finance Corp.
5.650% due 06/01/2014		5,000	5,228
6.500% due 09/01/2014		11,200	12,012
6.625% due 11/15/2013		16,805	17,519
Intesa Sanpaolo SpA
2.712% due 02/24/2014		2,300	2,298
JPMorgan Chase & Co.
3.150% due 07/05/2016		3,000	3,180
JPMorgan Chase Bank N.A.
0.871% due 05/31/2017	EUR	2,400	3,081
Korea Development Bank
3.250% due 03/09/2016		$5,300	5,576
8.000% due 01/23/2014		1,700	1,826
Merrill Lynch & Co., Inc.
1.068% due 09/15/2026		900	750
6.500% due 07/15/2018		100	117
Morgan Stanley
1.916% due 01/24/2014		11,500	11,577
National Australia Bank Ltd.
1.067% due 04/11/2014		9,000	9,059
National Bank of Canada
1.500% due 06/26/2015		3,300	3,359
PNC Preferred Funding Trust
1.958% due 03/15/2017 (d)		1,100	924

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Prudential Covered Trust
2.997% due 09/30/2015		$3,135	$3,253
Qatari Diar Finance QSC
3.500% due 07/21/2015		4,300	4,526
5.000% due 07/21/2020		5,000	5,862
Rabobank Group
4.200% due 05/13/2014		2,000	2,093
Royal Bank of Scotland PLC
1.120% due 10/14/2016		200	183
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		600	687
SLM Corp.
0.513% due 06/17/2013	EUR	1,100	1,439
6.250% due 01/25/2016		$900	983
Sparebank Boligkreditt A/S
1.250% due 10/25/2014		6,300	6,339
Sumitomo Mitsui Banking Corp.
1.350% due 07/18/2015		12,300	12,445
Swedbank AB
0.790% due 01/14/2013		500	500
Tayarra Ltd.
3.628% due 02/15/2022		1,853	2,033
UBS AG
1.313% due 01/28/2014		1,000	1,006
Wachovia Corp.
0.710% due 10/15/2016		3,400	3,343

			297,494

INDUSTRIALS 4.6%
Anheuser-Busch InBev Worldwide, Inc.
0.863% due 01/27/2014		6,400	6,435
Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		5,015	5,162
Caterpillar, Inc.
0.482% due 05/21/2013		6,000	6,007
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013		6,100	6,197
COX Communications, Inc.
4.625% due 06/01/2013		1,675	1,704
Daimler Finance North America LLC
1.510% due 09/13/2013		1,600	1,609
Deutsche Telekom International Finance BV
5.250% due 07/22/2013		8,869	9,097
EOG Resources, Inc.
1.063% due 02/03/2014		6,600	6,648
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		1,700	1,808
General Electric Co.
0.850% due 10/09/2015		4,200	4,217
General Mills, Inc.
5.250% due 08/15/2013		3,500	3,603
HCA, Inc.
5.750% due 03/15/2014		100	105
7.875% due 02/15/2020		5,000	5,587
8.500% due 04/15/2019		1,000	1,120
Hewlett-Packard Co.
0.592% due 05/24/2013		3,800	3,789
Hutchison Whampoa International Ltd.
6.500% due 02/13/2013		5,000	5,037
Mondelez International, Inc.
2.625% due 05/08/2013		8,100	8,152
Noble Group Ltd.
6.750% due 01/29/2020		4,600	4,870
Pearson Dollar Finance PLC
5.500% due 05/06/2013		7,000	7,106

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pemex Project Funding Master Trust
7.500% due 12/18/2013	GBP	100	$172
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017		$6,000	6,235
Time Warner Cable, Inc.
6.200% due 07/01/2013		3,000	3,083
WM Wrigley Jr. Co.
3.050% due 06/28/2013		500	506

			98,249

UTILITIES 2.0%
AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013		4,800	5,006
BellSouth Corp.
4.020% due 04/26/2021		5,600	5,658
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		700	800
Dominion Resources, Inc.
5.000% due 03/15/2013		3,000	3,028
Gazprom OAO Via Gaz Capital S.A.
7.510% due 07/31/2013		2,500	2,589
Gazprom OAO Via RBS AG
9.625% due 03/01/2013		200	203
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		5,850	6,419
10.500% due 03/25/2014		2,000	2,194
NextEra Energy Capital Holdings, Inc.
5.350% due 06/15/2013		4,000	4,083
Qtel International Finance Ltd.
3.375% due 10/14/2016		2,300	2,418
Qwest Corp.
3.558% due 06/15/2013		8,800	8,869
TNK-BP Finance S.A.
7.500% due 07/18/2016		400	465

			41,732

Total Corporate Bonds & Notes (Cost $430,914)			437,475

MUNICIPAL BONDS & NOTES 1.9%

ALABAMA 0.3%
Alabama Public School & College Authority Revenue Bonds, Series 2007
5.000% due 12/01/2025		6,100	7,101

CALIFORNIA 0.2%
California State General Obligation Bonds, Series 2012
5.000% due 09/01/2029		1,200	1,363
Santa Clara County, California General Obligation Bonds, Series 2009
5.000% due 08/01/2030		2,600	3,061

			4,424

NEW JERSEY 0.2%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.308% due 06/15/2013		3,300	3,307

NEW YORK 0.7%
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2005
5.000% due 06/15/2037		10,200	10,998
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
5.000% due 06/15/2038		3,700	4,117

			15,115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 0.5%
Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2012
5.000% due 07/01/2022	$8,500	$9,692

TEXAS 0.0%
North Texas Higher Education Authority Revenue Bonds, Series 2011
1.460% due 04/01/2040	502	513

Total Municipal Bonds & Notes (Cost $40,099)		40,152

U.S. GOVERNMENT AGENCIES 53.0%
Fannie Mae
0.000% due 07/01/2036 (a)	9,709	9,171
0.270% due 12/25/2036 - 07/25/2037	993	961
0.520% due 04/25/2037	686	690
0.560% due 07/25/2037 - 03/25/2044	3,309	3,317
0.610% due 05/25/2031 - 11/25/2032	136	135
0.719% due 12/25/2022	102	103
0.875% due 08/28/2017 - 12/20/2017	4,400	4,415
0.950% due 03/25/2040	5,307	5,373
1.000% due 01/25/2043	1,300	1,297
1.019% due 04/25/2023	115	117
1.069% due 02/25/2023	6	6
1.119% due 05/25/2022 - 06/17/2027	64	66
1.250% due 01/30/2017	4,300	4,413
1.360% due 07/01/2042 - 06/01/2043	503	511
1.410% due 09/01/2041	324	334
1.560% due 09/01/2040	3	3
2.052% due 11/01/2035	89	93
2.500% due 03/01/2026 - 12/01/2027	11,818	12,371
2.645% due 09/01/2035	500	532
2.671% due 07/01/2035	120	128
3.000% due 02/01/2021 - 01/01/2043	65,520	68,696
4.000% due 03/01/2023 - 02/01/2043	358,227	384,523
4.491% due 12/01/2036	34	36
4.500% due 08/01/2018 - 01/01/2043	232,052	251,102
4.612% due 09/01/2034	25	27
5.000% due 02/13/2017 - 02/01/2043	113,659	123,350
5.375% due 06/12/2017	1,400	1,685
5.500% due 07/01/2028 - 02/01/2043	26,944	29,335
6.000% due 03/01/2017 - 01/01/2039	29,007	31,897
6.176% due 12/25/2042	12	15
6.500% due 04/01/2036 - 11/01/2036	334	385
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	3,536	3,722
Federal Housing Administration
7.430% due 10/01/2020	2	2
Freddie Mac
0.250% due 12/25/2036	1,413	1,404
0.359% due 07/15/2019 - 08/15/2019	1,861	1,864

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.470% due 08/25/2031	$198	$194
0.509% due 05/15/2036	553	555
0.559% due 12/15/2030	5	5
0.609% due 06/15/2018	42	42
0.750% due 01/12/2018	2,200	2,188
1.000% due 07/28/2017 - 09/29/2017	6,100	6,170
1.250% due 08/01/2019 - 10/02/2019	1,200	1,200
1.360% due 02/25/2045	401	388
2.835% due 07/01/2035	241	257
2.896% due 09/01/2035	528	564
3.000% due 08/01/2019	69,900	70,977
4.500% due 09/01/2038 - 05/01/2041	78,757	84,616
5.000% due 05/01/2024 - 01/15/2047	3,756	3,982
5.500% due 08/23/2017 - 07/01/2038	1,876	2,054
6.000% due 09/01/2016 - 03/01/2038	868	946
6.500% due 07/25/2043	85	97
Ginnie Mae
1.988% due 02/20/2041	2,881	2,930
6.000% due 09/15/2017	1,360	1,457
Small Business Administration
5.600% due 09/01/2028	665	775

Total U.S. Government Agencies (Cost $1,116,148)		1,121,476

U.S. TREASURY OBLIGATIONS 8.8%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022	5,417	5,883
0.125% due 07/15/2022	76,448	82,952
0.625% due 07/15/2021 (j)	11,495	13,066
1.125% due 01/15/2021	10,046	11,802
1.250% due 07/15/2020 (j)	11,986	14,222
1.375% due 01/15/2020	4,065	4,820
U.S. Treasury Notes
0.375% due 11/15/2015	20,400	20,421
0.750% due 10/31/2017 (h)(i)	20,600	20,663
0.875% due 07/31/2019 (h)(i)(j)	12,600	12,436

Total U.S. Treasury Obligations (Cost $185,730)		186,265

MORTGAGE-BACKED SECURITIES 6.0%
Adjustable Rate Mortgage Trust
3.111% due 09/25/2035	1,294	1,193
American Home Mortgage Investment Trust
2.526% due 02/25/2045	231	225
2.533% due 10/25/2034	476	477
Banc of America Commercial Mortgage Trust
5.634% due 04/10/2049	281	288
Banc of America Funding Corp.
0.490% due 07/25/2037	1,715	1,421
5.621% due 01/20/2047 ^	722	527
Banc of America Large Loan, Inc.
2.509% due 11/15/2015	732	733
Banc of America Mortgage Trust
2.998% due 07/25/2034	1,243	1,233
3.094% due 08/25/2034	4,150	4,072
3.119% due 05/25/2033	662	664
6.500% due 10/25/2031	13	13
Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 08/25/2035	2,964	3,011
2.643% due 04/25/2033	7	7

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.959% due 02/25/2033		$2	$2
2.960% due 08/25/2035 ^		530	420
2.972% due 01/25/2035		305	303
3.064% due 01/25/2034		35	35
3.078% due 03/25/2035		2,805	2,831
3.129% due 07/25/2034		514	473
5.136% due 04/25/2033		10	10
5.223% due 01/25/2035		7,855	8,039
Bear Stearns Alt-A Trust
0.370% due 02/25/2034		666	639
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044		400	455
5.471% due 01/12/2045		1,200	1,401
Bear Stearns Structured Products, Inc.
2.797% due 01/26/2036		1,343	888
2.829% due 12/26/2046		711	407
CC Funding Corp.
0.490% due 01/25/2035		108	87
Citigroup Mortgage Loan Trust, Inc.
2.600% due 05/25/2035		271	267
2.689% due 08/25/2035		1,299	704
Commercial Mortgage Pass-Through Certificates
5.448% due 01/15/2049		180	182
Countrywide Alternative Loan Trust
0.390% due 05/25/2047		735	522
6.000% due 10/25/2033		20	21
Countrywide Home Loan Mortgage Pass-Through Trust
2.628% due 02/20/2036		677	520
2.803% due 02/20/2035		1,609	1,510
2.934% due 11/20/2034		1,866	1,706
2.934% due 11/25/2034		950	870
Credit Suisse First Boston Mortgage Securities Corp.
0.839% due 03/25/2032		2	2
3.936% due 05/15/2038		3,573	3,584
Credit Suisse Mortgage Pass-Through Certificates
5.676% due 03/15/2039		400	452
Deutsche Mortgage Securities, Inc.
5.236% due 06/26/2035		1,500	1,533
Epic Opera PLC
0.778% due 07/28/2016	GBP	979	1,557
First Horizon Alternative Mortgage Securities
2.555% due 09/25/2034		$1,987	1,975
First Horizon Mortgage Pass-Through Trust
2.613% due 08/25/2035		572	559
2.625% due 02/25/2035		3,044	2,886
German Residential Asset Note Distributor PLC
0.445% due 07/20/2016	EUR	3,645	4,734
GMAC Mortgage Corp. Loan Trust
3.350% due 11/19/2035		$328	291
Granite Master Issuer PLC
0.351% due 12/20/2054		4,890	4,810
0.411% due 12/20/2054		760	747
0.814% due 12/20/2054	GBP	793	1,267
Granite Mortgages PLC
0.585% due 01/20/2044	EUR	138	181
0.898% due 09/20/2044	GBP	871	1,397
0.909% due 01/20/2044		120	192
Greenpoint Mortgage Pass-Through Certificates
3.168% due 10/25/2033		$1,839	1,826
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		200	214
5.444% due 03/10/2039		1,900	2,196
GS Mortgage Securities Corp.
1.103% due 03/06/2020		4,842	4,847
GSR Mortgage Loan Trust
2.660% due 09/25/2035		1,360	1,370
2.944% due 09/25/2034		220	203

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Harborview Mortgage Loan Trust
0.430% due 05/19/2035		$158	$125
3.075% due 07/19/2035		871	711
Holmes Master Issuer PLC
1.560% due 10/15/2054	EUR	1,200	1,601
Impac CMB Trust
1.210% due 07/25/2033		$247	222
Indymac Index Mortgage Loan Trust
2.651% due 12/25/2034		437	388
JPMorgan Chase Commercial Mortgage Securities Corp.
4.654% due 01/12/2037		2,581	2,618
5.420% due 01/15/2049		600	696
5.882% due 02/15/2051		1,300	1,540
JPMorgan Mortgage Trust
4.963% due 02/25/2035		211	215
5.750% due 01/25/2036		53	52
LB-UBS Commercial Mortgage Trust
5.713% due 09/15/2045		1,341	1,456
MASTR Asset Securitization Trust
5.500% due 09/25/2033		18	19
Mellon Residential Funding Corp.
0.689% due 06/15/2030		186	184
Merrill Lynch Floating Trust
0.751% due 07/09/2021		17,377	17,311
Merrill Lynch Mortgage Investors Trust
0.460% due 11/25/2035		426	395
1.214% due 10/25/2035		233	230
2.305% due 01/25/2029		23	22
2.420% due 10/25/2035		927	921
Merrill Lynch Mortgage Investors, Inc.
0.420% due 02/25/2036		493	430
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		2,700	3,132
Morgan Stanley Capital Trust
5.809% due 12/12/2049		300	357
Morgan Stanley Re-REMIC Trust
5.789% due 08/12/2045		700	821
Opera Finance PLC
0.758% due 04/25/2017	GBP	4,693	7,423
Opteum Mortgage Acceptance Corp.
0.490% due 12/25/2035		$1,089	891
Prime Mortgage Trust
0.610% due 02/25/2019		1	1
0.610% due 02/25/2034		18	17
Residential Funding Mortgage Securities, Inc. Trust
3.320% due 09/25/2035		1,358	1,108
Salomon Brothers Mortgage Securities, Inc.
4.000% due 12/25/2018		44	46
Structured Adjustable Rate Mortgage Loan Trust
1.572% due 01/25/2035		358	255
2.775% due 02/25/2034		525	533
2.797% due 08/25/2035		396	361
2.812% due 08/25/2034		710	701
Structured Asset Mortgage Investments, Inc.
0.490% due 02/25/2036		218	147
0.870% due 09/19/2032		7	7
Structured Asset Securities Corp.
2.859% due 10/28/2035		329	305
Wachovia Bank Commercial Mortgage Trust
0.289% due 06/15/2020		2,757	2,716
5.421% due 04/15/2047		1,005	1,035
WaMu Mortgage Pass-Through Certificates
0.480% due 12/25/2045		191	178
0.550% due 01/25/2045		1,404	1,293
0.895% due 01/25/2047		462	389
1.339% due 05/25/2041		38	38
1.365% due 11/25/2042		80	76

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.565% due 06/25/2042		$47	$45
1.565% due 08/25/2042		202	194
2.261% due 02/27/2034		33	33
Wells Fargo Mortgage-Backed Securities Trust
2.618% due 03/25/2035		582	587
2.619% due 01/25/2035		805	807
2.624% due 12/25/2034		597	597
2.627% due 03/25/2036		672	661

Total Mortgage-Backed Securities (Cost $123,811)			126,869

ASSET-BACKED SECURITIES 6.1%
ACE Securities Corp.
0.270% due 10/25/2036		130	43
American Money Management Corp. CLO Ltd.
0.544% due 08/08/2017		2,210	2,195
Ameriquest Mortgage Securities, Inc.
0.710% due 09/25/2035		7,100	5,587
Amortizing Residential Collateral Trust
0.790% due 07/25/2032		13	11
Asset-Backed Securities Corp. Home Equity
0.485% due 09/25/2034		286	275
1.859% due 03/15/2032		166	144
Avalon Capital Ltd.
0.582% due 02/24/2019		3,433	3,391
Babson CLO Ltd.
0.678% due 06/15/2016		47	47
Bear Stearns Asset-Backed Securities Trust
1.210% due 10/25/2037		2,921	2,353
Citibank Omni Master Trust
2.959% due 08/15/2018		1,500	1,561
Cougar CLO PLC
1.029% due 07/15/2020	EUR	10,429	13,449
Countrywide Asset-Backed Certificates
0.470% due 05/25/2036		$1,188	1,152
0.690% due 12/25/2031		37	24
0.910% due 12/25/2033		2,102	1,842
1.010% due 03/25/2033		1,710	1,474
Credit Suisse First Boston Mortgage Securities Corp.
0.830% due 01/25/2032		9	8
Dryden Leveraged Loan CDO
0.562% due 05/22/2017		2,175	2,149
Educational Services of America, Inc.
1.360% due 09/25/2040		3,659	3,732
Equity One ABS, Inc.
0.770% due 11/25/2032		9	8
Four Corners CLO
0.580% due 01/26/2020		3,226	3,169
Franklin CLO Ltd.
0.568% due 06/15/2018		7,495	7,295
Galaxy CLO Ltd.
0.579% due 10/20/2017		731	726
GE-WMC Mortgage Securities LLC
0.250% due 08/25/2036		17	7
Gulf Stream Compass CLO Ltd.
0.576% due 01/24/2020		9,975	9,899
Halcyon Structured Asset Management Long/Short Ltd.
0.533% due 10/12/2018		4,106	4,069
HSBC Home Equity Loan Trust
0.501% due 01/20/2034		1,275	1,237
Hyde Park CDO BV
0.568% due 06/14/2022	EUR	4,125	5,290
Leopard CLO BV
0.656% due 04/21/2020		797	1,029
Long Beach Mortgage Loan Trust
0.770% due 10/25/2034		$34	30

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Massachusetts Educational Financing Authority
1.265% due 04/25/2038		$1,020	$1,025
Merrill Lynch Mortgage Investors, Inc.
0.410% due 08/25/2036		1,400	1,340
Morgan Stanley Investment Management Croton Ltd.
0.600% due 01/15/2018		1,259	1,239
Neptune Finance CCS Ltd.
0.934% due 04/20/2020		2,200	2,154
Oak Hill Credit Partners
0.561% due 05/17/2021		11,717	11,595
Pacifica CDO Ltd.
0.574% due 01/26/2020		3,487	3,443
Panhandle-Plains Higher Education Authority, Inc.
1.438% due 10/01/2035		2,121	2,153
Renaissance Home Equity Loan Trust
0.710% due 12/25/2033		5,212	4,964
SLC Student Loan Trust
0.390% due 11/15/2021		811	807
4.750% due 06/15/2033		2,243	2,145
SLM Student Loan Trust
0.395% due 10/25/2021		949	949
0.959% due 10/16/2023		3,343	3,357
1.259% due 06/15/2023		4,387	4,422
1.309% due 12/15/2021		1,568	1,580
1.815% due 04/25/2023		901	940
1.859% due 12/15/2017		1,293	1,298
3.500% due 08/17/2043		2,758	2,669
South Carolina Student Loan Corp.
1.061% due 03/02/2020		2,000	2,014
Stanfield Bristol CLO Ltd.
0.570% due 10/15/2019		3,752	3,704
Structured Asset Investment Loan Trust
0.570% due 10/25/2035		672	632
0.915% due 03/25/2034		681	602
Wells Fargo Home Equity Trust
0.470% due 05/25/2036		1,100	914
Wood Street CLO BV
0.602% due 11/22/2021	EUR	1,723	2,225

Total Asset-Backed Securities (Cost $126,563)			128,367

SOVEREIGN ISSUES 9.4%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	5,743	2,960
Hydro-Quebec
2.000% due 06/30/2016		$12,800	13,348
Italy Buoni Poliennali Del Tesoro
2.500% due 03/01/2015	EUR	1,100	1,463
3.000% due 04/01/2014		300	402
3.500% due 06/01/2014		500	676
3.750% due 12/15/2013		17,600	23,726
3.750% due 08/01/2015		3,400	4,645
4.000% due 02/01/2017		300	412
4.250% due 07/01/2014		3,600	4,923
4.250% due 08/01/2014		7,100	9,728
4.500% due 07/15/2015		13,500	18,738
4.750% due 05/01/2017		7,900	11,138
4.750% due 06/01/2017		8,500	11,956
5.250% due 08/01/2017		3,000	4,309

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Italy Certificati Di Credito Del Tesoro
0.000% due 01/31/2014	EUR	6,800	$8,833
0.000% due 05/30/2014		13,900	17,876
Kommunalbanken A/S
1.375% due 06/08/2017		$7,000	7,137
Mexico Government International Bond
6.250% due 06/16/2016	MXN	38,000	3,065
Province of Ontario
0.950% due 05/26/2015		$13,900	14,087
1.100% due 10/25/2017		8,600	8,616
1.650% due 09/27/2019		2,300	2,300
3.150% due 06/02/2022	CAD	8,100	8,430
3.200% due 09/08/2016		800	848
4.000% due 06/02/2021		1,200	1,336
4.200% due 06/02/2020		100	113
4.300% due 03/08/2017		9,000	9,962
4.400% due 06/02/2019		400	454
Province of Quebec
4.250% due 12/01/2021		2,100	2,363
4.500% due 12/01/2017		600	675
4.500% due 12/01/2018		200	227
Republic of Korea
4.875% due 09/22/2014		$600	642
5.125% due 12/07/2016		500	577
5.750% due 04/16/2014		500	531
Spain Government International Bond
3.750% due 10/31/2015	EUR	1,500	1,995

Total Sovereign Issues (Cost $189,239)			198,491

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Wells Fargo & Co.
7.500% due 03/15/2013 (d)		7,463	9,142

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032		4,000	0

Total Convertible Preferred Securities (Cost $6,010)			9,142

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
DG Funding Trust
2.829% due 01/30/2013 (d)		420	3,084
Farm Credit Bank
10.000% due 12/15/2020 (d)		1,900	2,372

Total Preferred Securities (Cost $6,419)			5,456

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 12.9%

CERTIFICATES OF DEPOSIT 2.3%
Banco Bradesco S.A.
1.955% due 01/24/2013		$1,200	1,201
Banco do Brasil S.A.
0.000% due 06/28/2013		7,300	7,285

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dexia Credit Local S.A.
1.500% due 09/27/2013		$2,900	$2,900
1.700% due 09/06/2013		13,100	13,115
Itau Unibanco Holding S.A.
0.000% due 10/31/2013		20,900	20,652
0.000% due 11/01/2013		3,300	3,284

			48,437

COMMERCIAL PAPER 0.8%
Ford Motor Credit Co. LLC
1.017% due 02/15/2013		1,300	1,298
Santander S.A.
2.200% due 04/02/2013		16,700	16,653

			17,951

REPURCHASE AGREEMENTS 0.2%
Banc of America Securities LLC
0.230% due 01/02/2013		400	400
(Dated 12/31/2012. Collateralized by U.S. Treasury Bills 0.000% due 12/12/2013 valued at $408. Repurchase proceeds are $400.)
State Street Bank and Trust Co.
0.010% due 01/02/2013		3,033	3,033
(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $3,096. Repurchase proceeds are $3,033.)

			3,433

MEXICO TREASURY BILLS 4.3%
4.499% due 01/24/2013 - 03/07/2013 (b)	MXN	1,194,100	91,940

U.S. TREASURY BILLS 0.1%
0.143% due 03/14/2013 - 12/12/2013 (b)(g)(j)		$1,370	1,369

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 5.2%
PIMCO Short-Term Floating NAV Portfolio		109	1
PIMCO Short-Term Floating NAV Portfolio III		10,971,858	109,664

			109,665

Total Short-Term Instruments (Cost $271,849)			272,795

Total Investments 120.2% (Cost $2,511,178)			$2,540,909

Written Options (l) (0.0%) (Premiums $2,465)			(978)

Other Assets and Liabilities (Net) (20.2%)			(425,749)

Net Assets 100.0%			$2,114,182

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Principal only security.
(b)	Coupon represents a weighted average yield to maturity.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.
(e)	Affiliated to the Portfolio.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $50,954 at a weighted average interest rate of (0.053%).
(g)	Securities with an aggregate market value of $260 have been pledged as collateral for the transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:
(h)	Securities with an aggregate market value of $1,855 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2014	27	$23
90-Day Euribor June Futures	Long	06/2015	8	0
90-Day Euribor March Futures	Long	03/2015	10	1
90-Day Eurodollar December Futures	Long	12/2015	2,550	(217)
90-Day Eurodollar June Futures	Long	06/2015	664	185
90-Day Eurodollar March Futures	Long	03/2016	315	81

				$73

(i)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $3,824 and cash of $6 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Unrealized (Depreciation)
CDX.HY-18 5-Year Index	(5.000%	)	06/20/2017	$1,782	$(32)	$(83)
CDX.IG-18 5-Year Index	(1.000%	)	06/20/2017	17,400	(123)	(48)
CDX.IG-19 5-Year Index	(1.000%	)	12/20/2017	136,000	(348)	(39)

					$(503)	$(170)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$	343,100	$2,607	$155
Receive	3-Month USD-LIBOR	2.500%	12/19/2042		12,300	753	540

						$3,360	$695

(j)	Securities with an aggregate market value of $4,591 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.

(k)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid	Unrealized (Depreciation)
Credit Agricole S.A.	CBK	(1.000%	)	03/20/2014	0.202%	$	1,000	$(10)	$28	$(38)

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	GST	5.000%	06/20/2014	0.781%	$	1,800	$115	$70	$45
Australia Government Bond	BOA	1.000%	06/20/2017	0.370%		900	25	11	14
Australia Government Bond	CBK	1.000%	06/20/2017	0.370%		300	8	3	5
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2016	0.867%		1,100	5	(14)	19
Berkshire Hathaway Finance Corp.	DUB	1.000%	06/20/2017	1.084%		1,000	(4)	(22)	18
Berkshire Hathaway Finance Corp.	FBF	1.000%	09/20/2017	1.129%		1,300	(7)	(13)	6
Berkshire Hathaway Finance Corp.	JPM	1.000%	09/20/2017	1.129%		1,000	(6)	(11)	5
Berkshire Hathaway Finance Corp.	UAG	1.000%	09/20/2017	1.129%		1,300	(7)	(14)	7
Brazil Government International Bond	BRC	1.000%	09/20/2015	0.648%		5,100	51	(39)	90
Brazil Government International Bond	CBK	1.000%	09/20/2015	0.648%		1,000	10	(16)	26
Brazil Government International Bond	CBK	1.000%	06/20/2016	0.771%		27,000	223	(52)	275
Brazil Government International Bond	HUS	1.000%	09/20/2015	0.648%		1,000	10	(10)	20

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	HUS	1.000%	03/20/2016	0.715%	$	1,200	$11	$(6)	$17
Brazil Government International Bond	HUS	1.000%	06/20/2017	0.953%		2,700	7	(41)	48
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.648%		400	4	(4)	8
Brazil Government International Bond	JPM	1.000%	06/20/2017	0.953%		2,200	5	(34)	39
Brazil Government International Bond	UAG	1.000%	09/20/2015	0.648%		500	5	(5)	10
Export-Import Bank of China	DUB	1.000%	12/20/2016	0.636%		2,300	34	(186)	220
Export-Import Bank of Korea	DUB	1.000%	12/20/2016	0.485%		1,000	21	(64)	85
France Government Bond	CBK	0.250%	12/20/2015	0.448%		500	(3)	(13)	10
France Government Bond	CBK	0.250%	09/20/2016	0.603%		1,500	(19)	(86)	67
France Government Bond	UAG	0.250%	09/20/2016	0.603%		1,400	(18)	(88)	70
General Electric Capital Corp.	BPS	1.250%	03/20/2013	0.163%		700	2	0	2
General Electric Capital Corp.	CBK	4.000%	12/20/2013	0.220%		2,200	85	0	85
General Electric Capital Corp.	CBK	4.325%	12/20/2013	0.220%		1,600	67	0	67
General Electric Capital Corp.	DUB	4.230%	12/20/2013	0.220%		2,400	98	0	98
General Electric Capital Corp.	DUB	4.900%	12/20/2013	0.220%		1,900	90	0	90
General Electric Capital Corp.	DUB	1.000%	03/20/2016	0.825%		100	1	(6)	7
General Electric Capital Corp.	JPM	1.000%	03/20/2014	0.249%		1,000	10	(29)	39
General Electric Capital Corp.	MYC	1.000%	06/20/2016	0.892%		200	1	(1)	2
Japan Government International Bond	BOA	1.000%	12/20/2015	0.435%		1,400	24	24	0
Japan Government International Bond	BOA	1.000%	03/20/2016	0.458%		5,900	105	82	23
Japan Government International Bond	BRC	1.000%	06/20/2015	0.375%		2,400	38	37	1
Japan Government International Bond	BRC	1.000%	12/20/2015	0.435%		1,400	24	25	(1)
Japan Government International Bond	BRC	1.000%	03/20/2016	0.458%		4,400	78	59	19
Japan Government International Bond	DUB	1.000%	09/20/2015	0.408%		9,000	148	149	(1)
Japan Government International Bond	DUB	1.000%	06/20/2017	0.673%		5,900	87	1	86
Japan Government International Bond	GST	1.000%	03/20/2015	0.335%		1,000	15	10	5
Japan Government International Bond	JPM	1.000%	03/20/2016	0.458%		1,200	21	10	11
Japan Government International Bond	MYC	1.000%	12/20/2015	0.435%		1,500	26	26	0
Japan Government International Bond	MYC	1.000%	06/20/2017	0.673%		1,700	25	(1)	26
Japan Government International Bond	UAG	1.000%	12/20/2015	0.435%		1,400	24	22	2
MetLife, Inc.	CBK	1.000%	12/20/2014	0.730%		8,200	46	(217)	263
MetLife, Inc.	DUB	1.000%	12/20/2017	1.556%		5,000	(130)	(204)	74
MetLife, Inc.	FBF	1.000%	12/20/2014	0.730%		1,300	7	(20)	27
Mexico Government International Bond	BRC	1.000%	09/20/2015	0.551%		5,100	64	(39)	103
Mexico Government International Bond	BRC	1.000%	06/20/2017	0.840%		1,300	10	(19)	29
Mexico Government International Bond	DUB	1.000%	03/20/2016	0.619%		3,200	40	(18)	58
Mexico Government International Bond	DUB	1.000%	06/20/2016	0.669%		7,900	93	19	74
Mexico Government International Bond	DUB	1.000%	06/20/2017	0.840%		1,300	9	(19)	28
NRG Energy, Inc.	BOA	5.000%	06/20/2017	3.072%		1,900	156	(195)	351
Republic of Germany	CBK	0.250%	09/20/2016	0.287%		13,300	(16)	(287)	271
SLM Corp.	BOA	5.000%	03/20/2016	2.338%		9,000	757	16	741
U.S. Treasury Notes	BPS	0.250%	09/20/2016	0.255%	EUR	6,500	0	(124)	124
United Kingdom Gilt	CBK	1.000%	03/20/2016	0.230%	$	1,200	30	16	14
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.230%		900	22	17	5
United Kingdom Gilt	GST	1.000%	03/20/2015	0.188%		300	6	2	4
United Kingdom Gilt	GST	1.000%	03/20/2016	0.230%		1,300	33	19	14
United Kingdom Gilt	GST	1.000%	09/20/2016	0.273%		4,400	120	76	44
United Kingdom Gilt	GST	1.000%	06/20/2017	0.337%		3,300	99	58	41
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.253%		200	5	3	2
United Kingdom Gilt	MYC	1.000%	09/20/2016	0.273%		22,100	604	205	399
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.253%		2,000	53	35	18

							$3,447	$(902)	$4,349

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	BRC	5.000%	12/20/2014	$	1,900	$120	$190	$(70)
CDX.EM-12 5-Year Index	UAG	5.000%	12/20/2014		1,000	63	99	(36)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015		8,900	688	1,031	(343)
CDX.EM-13 5-Year Index	GST	5.000%	06/20/2015		400	31	50	(19)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		6,100	472	678	(206)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		500	38	56	(18)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		8,300	642	966	(324)
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		193	3	0	3
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		386	6	0	6
CMBX.NA.AAA.3 Index	BOA	0.080%	12/13/2049		800	(34)	(46)	12
CMBX.NA.AAA.3 Index	DUB	0.080%	12/13/2049		2,800	(121)	(163)	42

						$1,908	$2,861	$(953)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	BRC	MXN	2,500	$(3)	$(2)	$(1)
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	HUS		7,500	(7)	(5)	(2)
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BOA		99,000	75	(29)	104
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		54,000	41	(16)	57
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	GLM		30,000	22	(6)	28
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		80,300	60	(7)	67
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		30,000	23	2	21

							$211	$(63)	$274

(l)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.200%	02/19/2013	$	31,500	$89	$(11)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		132,800	530	(116)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		8,300	31	(7)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		6,000	56	0
Put - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		3,800	11	(1)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	03/18/2013		98,100	98	(152)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		98,100	142	(86)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	06/17/2013		73,200	161	(138)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		119,900	673	(105)
Put - OTC 5-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.100%	01/21/2013	EUR	6,300	39	0
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.100%	01/21/2013		3,300	28	0
Put - OTC 5-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.100%	01/21/2013		34,600	219	(1)
Call - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.200%	03/18/2013	$	73,900	189	(197)
Put - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		73,900	199	(164)

								$2,465	$(978)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2011	170	$334,300	EUR	0	$2,996
Sales	657	1,250,300		88,400	3,720
Closing Buys	(827)	(649,000)		(44,200)	(3,819)
Expirations	0	0		0	0
Exercised	0	(216,100)		0	(432)

Balance at 12/31/2012	0	$719,500	EUR	44,200	$2,465

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(m)	Short sales outstanding as of December 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	01/01/2043	$20,000	$21,954	$(21,847)
Freddie Mac	5.000%	01/01/2043	2,000	2,146	(2,152)

				$24,100	$(23,999)

(n)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	1,313	$	1,357	WST	$0	$(6)	$(6)
01/2013	EUR	900		1,116	DUB	0	(73)	(73)
01/2013		5,690		6,992	UAG	0	(521)	(521)
01/2013	JPY	687,058		8,377	DUB	446	0	446
01/2013		33,650		397	RYL	8	0	8
01/2013	MXN	343,650		26,397	CBK	0	(123)	(123)
01/2013		77,648		5,905	UAG	0	(91)	(91)
01/2013	$	1,398	AUD	1,340	JPM	0	(8)	(8)
01/2013		5	SGD	6	BRC	0	0	0
02/2013	CNY	1,264	$	200	BRC	0	(1)	(1)
02/2013		1,259		200	FBF	0	0	0
02/2013		4,421		700	UAG	0	(3)	(3)
02/2013	MXN	58,847		4,491	FBF	0	(47)	(47)
02/2013		113,356		8,484	HUS	0	(252)	(252)
02/2013		93,600		7,004	RBC	0	(210)	(210)
02/2013		261,994		19,895	UAG	0	(310)	(310)
02/2013	$	200	BRL	411	BRC	0	0	0
02/2013		7,173		14,800	HUS	24	0	24
02/2013		400		821	MSC	0	0	0
02/2013		600		1,233	UAG	0	0	0
02/2013		800	CNY	5,050	CBK	3	0	3
02/2013		300		1,893	GST	1	0	1
03/2013	CAD	483	$	489	BRC	4	0	4
03/2013		23,906		24,195	CBK	202	0	202
03/2013	EUR	59,606		77,830	BRC	0	(899)	(899)
03/2013		255		338	CBK	1	0	1
03/2013		518		683	FBF	0	(2)	(2)
03/2013		1,706		2,247	UAG	0	(6)	(6)
03/2013	GBP	7,457		11,943	JPM	0	(168)	(168)
03/2013	MXN	232,844		17,755	RBC	0	(154)	(154)
03/2013	$	1,105	EUR	845	DUB	11	0	11
03/2013		103		78	JPM	0	0	0
03/2013		1,171		888	RYL	1	0	1
04/2013		629	MXN	8,241	DUB	4	0	4
04/2013		5,371		69,763	HUS	15	(34)	(19)
04/2013		5,746		75,096	JPM	15	0	15
04/2013		1,299		17,048	MSC	9	0	9
04/2013		203		2,715	UAG	5	0	5
05/2013	EUR	12,500	$	15,834	JPM	0	(686)	(686)
09/2013		17,900		22,490	BOA	0	(1,194)	(1,194)
12/2013		17,600		22,215	BOA	0	(1,100)	(1,100)
01/2014		6,800		8,584	BPS	0	(429)	(429)
04/2014		300		380	CBK	0	(18)	(18)
05/2014		6,700		8,472	BPS	0	(423)	(423)
06/2014		500		634	FBF	0	(30)	(30)

						$749	$(6,788)	$(6,039)

(o)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Bank Loan Obligations	$0	$14,421	$0	$14,421
Corporate Bonds & Notes
Banking & Finance	0	295,473	2,021	297,494

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Industrials	$0	$98,249	$0	$98,249
Utilities	0	41,732	0	41,732
Municipal Bonds & Notes
Alabama	0	7,101	0	7,101

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
California	$0	$4,424	$0	$4,424
New Jersey	0	3,307	0	3,307
New York	0	15,115	0	15,115
Pennsylvania	0	9,692	0	9,692
Texas	0	513	0	513
U.S. Government Agencies	0	1,121,474	2	1,121,476
U.S. Treasury Obligations	0	186,265	0	186,265
Mortgage-Backed Securities	0	126,869	0	126,869
Asset-Backed Securities	0	124,635	3,732	128,367
Sovereign Issues	0	198,491	0	198,491
Convertible Preferred Securities
Banking & Finance	0	9,142	0	9,142
Preferred Securities
Banking & Finance	0	2,372	3,084	5,456
Short-Term Instruments
Certificates of Deposit	0	48,437	0	48,437
Commercial Paper	0	17,951	0	17,951
Repurchase Agreements	0	3,433	0	3,433
Mexico Treasury Bills	0	91,940	0	91,940
U.S. Treasury Bills	0	1,369	0	1,369

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Central Funds Used for Cash Management Purposes	$109,665	$0	$0	$109,665
	$109,665	$2,422,405	$8,839	$2,540,909

Short Sales, at value	$0	$(23,999)	$0	$(23,999)

Financial Derivative Instruments - Assets
Credit Contracts	0	4,414	0	4,414
Foreign Exchange Contracts	0	749	0	749
Interest Rate Contracts	290	972	0	1,262
	$290	$6,135	$0	$6,425

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(1,226)	0	(1,226)
Foreign Exchange Contracts	0	(6,788)	0	(6,788)
Interest Rate Contracts	(217)	(981)	0	(1,198)
	$(217)	$(8,995)	$0	$(9,212)

Totals	$109,738	$2,395,546	$8,839	$2,514,123

(ii) There were assets and liabilities valued at $9,142 transferred from Level 1 to Level 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (2)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$2,100	$(100)	$0	$0	$21	$0	$0	$2,021	$21
U.S. Government Agencies	6	0	(4)	0	0	0	0	0	2	0
Asset-Backed Securities	0	4,400	(741)	0	0	73	0	0	3,732	73
Convertible Preferred Securities
Industrials	2	0	0	0	0	(2)	0	0	0	0
Preferred Securities
Banking & Finance	3,155	0	0	0	0	(71)	0	0	3,084	(71)

Totals	$3,163	$6,500	$(845)	$0	$0	$21	$0	$0	$8,839	$23

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$2,021	Benchmark Pricing	Base Price	101.40
U.S. Government Agencies	2	Benchmark Pricing	Base Price	98.65
Asset-Backed Securities	3,732	Third Party Vendor	Broker Quote	102.00
Convertible Preferred Securities
Banking & Finance	0	Other Valuation Techniques (3)	—	—
Preferred Securities
Banking & Finance	3,084	Benchmark Pricing	Base Price	$7,393.89

Total	$8,839

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as the securities valued using such techniques are not considered significant to the Portfolio.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

December 31, 2012

(p) Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$181	$181
Unrealized appreciation on foreign currency contracts	0	0	0	749	0	749
Unrealized appreciation on OTC swap agreements	0	4,414	0	0	277	4,691

	$0	$4,414	$0	$749	$458	$5,621

Liabilities:
Written options outstanding	$0	$0	$0	$0	$978	$978
Variation margin payable on financial derivative instruments (2)	0	126	0	0	3	129
Unrealized depreciation on foreign currency contracts	0	0	0	6,788	0	6,788
Unrealized depreciation on OTC swap agreements	0	1,056	0	0	3	1,059

	$0	$1,182	$0	$6,788	$984	$8,954

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized gain on futures contracts	$0	$0	$0	$0	$2,657	$2,657
Net realized gain on written options	0	0	0	0	3,018	3,018
Net realized gain on swaps	0	4,931	0	0	4,638	9,569
Net realized (loss) on foreign currency transactions	0	0	0	(1,418)	0	(1,418)

	$0	$4,931	$0	$(1,418)	$10,313	$13,826

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on futures contracts	$0	$0	$0	$0	$266	$266
Net change in unrealized (depreciation) on written options	0	0	0	0	(1,264)	(1,264)
Net change in unrealized appreciation (depreciation) on swaps	0	9,549	0	0	(2,672)	6,877
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(9,590)	0	(9,590)

	$0	$9,549	$0	$(9,590)	$(3,670)	$(3,711)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/depreciation of $73 and open centrally cleared swaps cumulative appreciation/depreciation of $525 as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(1,308)	$1,533	$225
BPS	(850)	879	29
BRC	215	(300)	(85)
CBK	486	(610)	(124)
DUB	769	(740)	29
FBF	(80)	98	18
GLM	(340)	337	(3)
GST	423	(490)	(67)
HUS	306	(260)	46
JPM	(769)	599	(170)
MSC	9	(104)	(95)
MYC	950	(1,400)	(450)
RBC	(364)	230	(134)
RYL	(96)	190	94
UAG	(806)	726	(80)
WST	(6)	0	(6)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed

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Notes to Financial Statements (Cont.)

securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

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(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the

Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as

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Notes to Financial Statements (Cont.)

an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined

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in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to,

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Notes to Financial Statements (Cont.)

investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial

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derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

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Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$76,528	$54,083

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$481,486	$2,204,670	$(2,686,339)	$242	$(58)	$1	$470	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$0	$563,286	$(453,500)	$(116)	$(6)	$109,664	$386	$0

ANNUAL REPORT	DECEMBER 31, 2012	33

Notes to Financial Statements (Cont.)

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$14,026,364	$13,558,561	$682,409	$393,962

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,461	$15,525	2,045	$21,403
Administrative Class	42,603	453,976	36,426	381,598
Advisor Class	22,060	233,999	19,540	204,573
Issued as reinvestment of distributions
Institutional Class	114	1,203	111	1,163
Administrative Class	2,487	26,451	2,109	22,064
Advisor Class	795	8,460	532	5,563
Cost of shares redeemed
Institutional Class	(2,620)	(27,778)	(1,385)	(14,518)
Administrative Class	(31,226)	(331,009)	(29,366)	(306,883)
Advisor Class	(10,877)	(115,656)	(9,367)	(97,399)
Net increase resulting from Portfolio share transactions	24,797	$265,171	20,645	$217,564

As of December 31, 2012, 3 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 54% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$18,541	$—	$36,349	$(7,948)	$(8,582)	$(2,249)	$—

(1)	Adjusted for open wash sale loss deferrals and treasury inflation protected securities deflationary adjustments for federal income tax purposes.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$8,582	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2012, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$—

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$2,511,355	$36,747	$(7,193)	$29,554

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

ANNUAL REPORT	DECEMBER 31, 2012	35

Notes to Financial Statements (Cont.)

December 31, 2012

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$36,127	$—	$—
12/31/2011	$28,791	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	WST	Westpac Banking Corp.
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar
CNY	Chinese Renminbi

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	FDIC	Federal Deposit Insurance Corp.
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

3.39%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

2.06%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT47AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Low Duration Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Return chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	44.1%
Corporate Bonds & Notes	17.2%
Short-Term Instruments	10.7%
Sovereign Issues	7.8%
U.S. Treasury Obligations	7.3%
Asset-Backed Securities	5.1%
Other	7.8%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Low Duration Portfolio Institutional Class	6.01%	5.08%	4.25%	5.00%
The BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	0.43%	2.32%	2.72%	3.74%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.50% for Institutional Class shares.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,028.30	$1,022.62
Expenses Paid During Period†	$2.55	$2.54
Net Annualized Expense Ratio	0.50%	0.50%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	Holdings of Agency mortgage pass-through securities added to returns as these high-quality assets outperformed like-duration U.S. Treasuries over the reporting period.

»	Allocations to investment-grade corporate securities added to returns as the sector outperformed like-duration U.S. Treasuries over the reporting period.

»	Exposure to the high yield sector added to returns as high yield securities outperformed like-duration U.S. Treasuries over the reporting period.

»	Exposure to emerging market securities added to returns as the sector outperformed like-duration U.S. Treasuries over the reporting period.

»	Interest rate exposure to Canada detracted from returns as short-term yields in Canada rose over the reporting period.

»	An overweight to U.S. duration (or sensitivity to changes in market interest rates) added to returns as the five-year U.S. Treasury yield declined over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Low Duration Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Institutional Class
Net asset value beginning of year	$10.38	$10.44	$10.11	$9.68	$10.30
Net investment income (a)	0.15	0.16	0.15	0.31	0.42
Net realized/unrealized gain (loss)	0.47	(0.03)	0.39	0.96	(0.45)
Total income (loss) from investment operations	0.62	0.13	0.54	1.27	(0.03)
Dividends from net investment income	(0.22)	(0.19)	(0.18)	(0.37)	(0.43)
Distributions from net realized capital gains	0.00	0.00	(0.03)	(0.47)	(0.16)
Total distributions	(0.22)	(0.19)	(0.21)	(0.84)	(0.59)
Net asset value end of year	$10.78	$10.38	$10.44	$10.11	$9.68
Total return	6.01%	1.26%	5.45%	13.49%	(0.27)%
Net assets end of year (000s)	$54,192	$63,047	$55,336	$59,060	$25,813
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.51%	0.56%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.45%	1.52%	1.47%	3.07%	4.17%
Portfolio turnover rate	647%*	456%*	351%*	662%	293%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$2,427,811
Investments in Affiliates, at value	109,665
Repurchase agreements, at value	3,433
Cash	395
Deposits with counterparty	6
Foreign currency, at value	276
Receivable for investments sold	257,094
OTC swap premiums paid	4,110
Variation margin receivable on financial derivative instruments	181
Unrealized appreciation on foreign currency contracts	749
Unrealized appreciation on OTC swap agreements	4,691
Receivable for Portfolio shares sold	4,544
Interest and dividends receivable	9,371
Dividends receivable from Affiliates	55
2,822,381

Liabilities:
Payable for investments purchased	$659,827
Payable for investments in Affiliates purchased	55
Payable for short sales	23,999
Written options outstanding	978
OTC swap premiums received	2,186
Variation margin payable on financial derivative instruments	129
Unrealized depreciation on foreign currency contracts	6,788
Unrealized depreciation on OTC swap agreements	1,059
Deposits from counterparty	4,364
Payable for Portfolio shares redeemed	7,653
Accrued investment advisory fees	432
Accrued supervisory and administrative fees	432
Accrued distribution fees	107
Accrued servicing fees	188
Other liabilities	2
708,199

Net Assets	$2,114,182

Net Assets Consist of:
Paid in capital	$2,078,072
Undistributed net investment income	16,539
Accumulated undistributed net realized (loss)	(9,978)
Net unrealized appreciation	29,549
$2,114,182

Net Assets:
Institutional Class	$54,192
Administrative Class	1,527,088
Advisor Class	532,902

Shares Issued and Outstanding:
Institutional Class	5,027
Administrative Class	141,641
Advisor Class	49,428

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.78
Administrative Class	10.78
Advisor Class	10.78

Cost of Investments	$2,398,074
Cost of Investments in Affiliates	$109,671
Cost of Repurchase Agreements	$3,433
Cost of Foreign Currency Held	$274
Proceeds Received on Short Sales	$24,100
Premiums Received on Written Options	$2,465

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$35,378
Dividends	866
Dividends from Affiliate investments	856
Total Income	37,100

Expenses:
Investment advisory fees	4,778
Supervisory and administrative fees	4,778
Servicing fees – Administrative Class	2,086
Distribution and/or servicing fees – Advisor Class	1,183
Trustees’ fees	11
Interest expense	25
Total Expenses	12,861

Net Investment Income	24,239

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	33,670
Net realized gain on Affiliate investments	126
Net realized gain on futures contracts	2,657
Net realized gain on written options	3,018
Net realized gain on swaps	9,569
Net realized (loss) on foreign currency transactions	(2,916)
Net change in unrealized appreciation on investments	39,805
Net change in unrealized (depreciation) on Affiliate investments	(64)
Net change in unrealized appreciation on futures contracts	266
Net change in unrealized (depreciation) on written options	(1,264)
Net change in unrealized appreciation on swaps	6,877
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(9,516)
Net Gain	82,228

Net Increase in Net Assets Resulting from Operations	$106,467

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$24,239	$23,478
Net realized gain	45,998	6,708
Net realized gain (loss) on Affiliate investments	126	(199)
Net change in unrealized appreciation (depreciation)	36,168	(12,817)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(64)	130
Net increase resulting from operations	106,467	17,300

Distributions to Shareholders:
From net investment income
Institutional Class	(1,203)	(1,163)
Administrative Class	(26,464)	(22,065)
Advisor Class	(8,460)	(5,563)

Total Distributions	(36,127)	(28,791)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	265,171	217,564

Total Increase in Net Assets	335,511	206,073

Net Assets:
Beginning of year	1,778,671	1,572,598
End of year*	$2,114,182	$1,778,671

*Including undistributed net investment income of:	$16,539	$9,943

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.7%
Charter Communications, Inc.
3.470% due 09/06/2016	$307	$309
Community Health Systems, Inc.
2.462% due 07/25/2014	200	200
CSC Holdings LLC
1.962% due 03/29/2016	2,992	3,005
Endo Pharmaceuticals Holdings, Inc.
2.000% due 06/17/2016	1,900	1,904
Flextronics International Ltd.
2.462% due 10/01/2014	2,188	2,193
Health Management Associates, Inc.
2.570% due 11/18/2016	4,805	4,811
Scientific Games International, Inc.
3.210% - 3.220% due 06/30/2015	1,994	1,999

Total Bank Loan Obligations (Cost $14,396)		14,421

CORPORATE BONDS & NOTES 20.7%

BANKING & FINANCE 14.1%
Ally Financial, Inc.
2.511% due 12/01/2014	1,000	1,002
3.510% due 02/11/2014	1,000	1,022
3.709% due 06/20/2014	1,200	1,234
4.500% due 02/11/2014	3,200	3,300
4.625% due 06/26/2015	300	313
6.750% due 12/01/2014	1,800	1,953
8.300% due 02/12/2015	500	558
American International Group, Inc.
3.750% due 11/30/2013	2,000	2,052
ANZ New Zealand International Ltd.
6.200% due 07/19/2013	1,000	1,026
Australia & New Zealand Banking Group Ltd.
1.162% due 05/08/2013	4,200	4,204
Banco Bradesco S.A.
2.410% due 05/16/2014	7,100	7,155
Banco do Brasil S.A.
4.500% due 01/22/2015	600	637
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015	1,600	1,692
Banco Santander Brasil S.A.
4.625% due 02/13/2017	300	319
Banco Santander Chile
3.750% due 09/22/2015	2,900	3,060
Bank of America Corp.
6.000% due 09/01/2017	200	234
7.375% due 05/15/2014	1,500	1,625
Bank of Montreal
1.950% due 01/30/2018	6,300	6,566
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.850% due 01/22/2015	1,400	1,480
Bank One Corp.
5.250% due 01/30/2013	848	851
Banque PSA Finance S.A.
2.206% due 04/04/2014	2,500	2,470
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015	2,500	2,565
BNP Paribas S.A.
0.751% due 04/08/2013	5,200	5,201
BPCE S.A.
2.375% due 10/04/2013	400	404
Caledonia Generating LLC
1.950% due 02/28/2022	2,000	2,021
CIT Group, Inc.
4.750% due 02/15/2015	700	731
5.250% due 04/01/2014	1,100	1,144

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup, Inc.
0.436% due 03/07/2014		$20,800	$20,672
1.160% due 02/15/2013		2,500	2,500
1.790% due 01/13/2014		2,600	2,625
5.500% due 04/11/2013		7,100	7,174
Commonwealth Bank of Australia
0.588% due 09/17/2014		5,100	5,119
Credit Agricole S.A.
1.769% due 01/21/2014		5,200	5,245
Dexia Credit Local S.A.
0.711% due 03/05/2013		9,100	9,087
0.793% due 04/29/2014		4,200	4,146
2.750% due 04/29/2014		3,000	3,062
Eksportfinans ASA
2.000% due 09/15/2015		400	383
2.375% due 05/25/2016		4,200	4,009
5.500% due 06/26/2017		1,200	1,264
Export-Import Bank of Korea
1.250% due 11/20/2015		8,700	8,736
2.110% due 03/21/2015		8,400	8,376
FCE Bank PLC
7.125% due 01/15/2013	EUR	4,800	6,351
First Horizon National Corp.
5.375% due 12/15/2015		$900	984
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		3,600	3,676
7.000% due 10/01/2013		1,350	1,414
7.000% due 04/15/2015		900	1,006
8.000% due 06/01/2014		100	109
8.700% due 10/01/2014		400	450
General Electric Capital Corp.
0.693% due 05/05/2026		1,000	868
Goldman Sachs Group, Inc.
0.549% due 01/30/2017	EUR	7,100	8,907
HSBC USA, Inc.
2.375% due 02/13/2015		$800	823
Industrial Bank of Korea
2.375% due 07/17/2017		3,400	3,460
3.750% due 09/29/2016		2,200	2,363
ING Bank NV
1.358% due 03/15/2013		6,000	6,009
1.711% due 06/09/2014		1,500	1,515
3.900% due 03/19/2014		1,100	1,144
International Lease Finance Corp.
5.650% due 06/01/2014		5,000	5,228
6.500% due 09/01/2014		11,200	12,012
6.625% due 11/15/2013		16,805	17,519
Intesa Sanpaolo SpA
2.712% due 02/24/2014		2,300	2,298
JPMorgan Chase & Co.
3.150% due 07/05/2016		3,000	3,180
JPMorgan Chase Bank N.A.
0.871% due 05/31/2017	EUR	2,400	3,081
Korea Development Bank
3.250% due 03/09/2016		$5,300	5,576
8.000% due 01/23/2014		1,700	1,826
Merrill Lynch & Co., Inc.
1.068% due 09/15/2026		900	750
6.500% due 07/15/2018		100	117
Morgan Stanley
1.916% due 01/24/2014		11,500	11,577
National Australia Bank Ltd.
1.067% due 04/11/2014		9,000	9,059
National Bank of Canada
1.500% due 06/26/2015		3,300	3,359
PNC Preferred Funding Trust
1.958% due 03/15/2017 (d)		1,100	924

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Prudential Covered Trust
2.997% due 09/30/2015		$3,135	$3,253
Qatari Diar Finance QSC
3.500% due 07/21/2015		4,300	4,526
5.000% due 07/21/2020		5,000	5,862
Rabobank Group
4.200% due 05/13/2014		2,000	2,093
Royal Bank of Scotland PLC
1.120% due 10/14/2016		200	183
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		600	687
SLM Corp.
0.513% due 06/17/2013	EUR	1,100	1,439
6.250% due 01/25/2016		$900	983
Sparebank Boligkreditt A/S
1.250% due 10/25/2014		6,300	6,339
Sumitomo Mitsui Banking Corp.
1.350% due 07/18/2015		12,300	12,445
Swedbank AB
0.790% due 01/14/2013		500	500
Tayarra Ltd.
3.628% due 02/15/2022		1,853	2,033
UBS AG
1.313% due 01/28/2014		1,000	1,006
Wachovia Corp.
0.710% due 10/15/2016		3,400	3,343

			297,494

INDUSTRIALS 4.6%
Anheuser-Busch InBev Worldwide, Inc.
0.863% due 01/27/2014		6,400	6,435
Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		5,015	5,162
Caterpillar, Inc.
0.482% due 05/21/2013		6,000	6,007
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013		6,100	6,197
COX Communications, Inc.
4.625% due 06/01/2013		1,675	1,704
Daimler Finance North America LLC
1.510% due 09/13/2013		1,600	1,609
Deutsche Telekom International Finance BV
5.250% due 07/22/2013		8,869	9,097
EOG Resources, Inc.
1.063% due 02/03/2014		6,600	6,648
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		1,700	1,808
General Electric Co.
0.850% due 10/09/2015		4,200	4,217
General Mills, Inc.
5.250% due 08/15/2013		3,500	3,603
HCA, Inc.
5.750% due 03/15/2014		100	105
7.875% due 02/15/2020		5,000	5,587
8.500% due 04/15/2019		1,000	1,120
Hewlett-Packard Co.
0.592% due 05/24/2013		3,800	3,789
Hutchison Whampoa International Ltd.
6.500% due 02/13/2013		5,000	5,037
Mondelez International, Inc.
2.625% due 05/08/2013		8,100	8,152
Noble Group Ltd.
6.750% due 01/29/2020		4,600	4,870
Pearson Dollar Finance PLC
5.500% due 05/06/2013		7,000	7,106

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pemex Project Funding Master Trust
7.500% due 12/18/2013	GBP	100	$172
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017		$6,000	6,235
Time Warner Cable, Inc.
6.200% due 07/01/2013		3,000	3,083
WM Wrigley Jr. Co.
3.050% due 06/28/2013		500	506

			98,249

UTILITIES 2.0%
AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013		4,800	5,006
BellSouth Corp.
4.020% due 04/26/2021		5,600	5,658
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		700	800
Dominion Resources, Inc.
5.000% due 03/15/2013		3,000	3,028
Gazprom OAO Via Gaz Capital S.A.
7.510% due 07/31/2013		2,500	2,589
Gazprom OAO Via RBS AG
9.625% due 03/01/2013		200	203
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		5,850	6,419
10.500% due 03/25/2014		2,000	2,194
NextEra Energy Capital Holdings, Inc.
5.350% due 06/15/2013		4,000	4,083
Qtel International Finance Ltd.
3.375% due 10/14/2016		2,300	2,418
Qwest Corp.
3.558% due 06/15/2013		8,800	8,869
TNK-BP Finance S.A.
7.500% due 07/18/2016		400	465

			41,732

Total Corporate Bonds & Notes (Cost $430,914)			437,475

MUNICIPAL BONDS & NOTES 1.9%

ALABAMA 0.3%
Alabama Public School & College Authority Revenue Bonds, Series 2007
5.000% due 12/01/2025		6,100	7,101

CALIFORNIA 0.2%
California State General Obligation Bonds, Series 2012
5.000% due 09/01/2029		1,200	1,363
Santa Clara County, California General Obligation Bonds, Series 2009
5.000% due 08/01/2030		2,600	3,061

			4,424

NEW JERSEY 0.2%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.308% due 06/15/2013		3,300	3,307

NEW YORK 0.7%
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2005
5.000% due 06/15/2037		10,200	10,998
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
5.000% due 06/15/2038		3,700	4,117

			15,115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 0.5%
Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2012
5.000% due 07/01/2022	$8,500	$9,692

TEXAS 0.0%
North Texas Higher Education Authority Revenue Bonds, Series 2011
1.460% due 04/01/2040	502	513

Total Municipal Bonds & Notes (Cost $40,099)		40,152

U.S. GOVERNMENT AGENCIES 53.0%
Fannie Mae
0.000% due 07/01/2036 (a)	9,709	9,171
0.270% due 12/25/2036 - 07/25/2037	993	961
0.520% due 04/25/2037	686	690
0.560% due 07/25/2037 - 03/25/2044	3,309	3,317
0.610% due 05/25/2031 - 11/25/2032	136	135
0.719% due 12/25/2022	102	103
0.875% due 08/28/2017 - 12/20/2017	4,400	4,415
0.950% due 03/25/2040	5,307	5,373
1.000% due 01/25/2043	1,300	1,297
1.019% due 04/25/2023	115	117
1.069% due 02/25/2023	6	6
1.119% due 05/25/2022 - 06/17/2027	64	66
1.250% due 01/30/2017	4,300	4,413
1.360% due 07/01/2042 - 06/01/2043	503	511
1.410% due 09/01/2041	324	334
1.560% due 09/01/2040	3	3
2.052% due 11/01/2035	89	93
2.500% due 03/01/2026 - 12/01/2027	11,818	12,371
2.645% due 09/01/2035	500	532
2.671% due 07/01/2035	120	128
3.000% due 02/01/2021 - 01/01/2043	65,520	68,696
4.000% due 03/01/2023 - 02/01/2043	358,227	384,523
4.491% due 12/01/2036	34	36
4.500% due 08/01/2018 - 01/01/2043	232,052	251,102
4.612% due 09/01/2034	25	27
5.000% due 02/13/2017 - 02/01/2043	113,659	123,350
5.375% due 06/12/2017	1,400	1,685
5.500% due 07/01/2028 - 02/01/2043	26,944	29,335
6.000% due 03/01/2017 - 01/01/2039	29,007	31,897
6.176% due 12/25/2042	12	15
6.500% due 04/01/2036 - 11/01/2036	334	385
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	3,536	3,722
Federal Housing Administration
7.430% due 10/01/2020	2	2
Freddie Mac
0.250% due 12/25/2036	1,413	1,404
0.359% due 07/15/2019 - 08/15/2019	1,861	1,864

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.470% due 08/25/2031	$198	$194
0.509% due 05/15/2036	553	555
0.559% due 12/15/2030	5	5
0.609% due 06/15/2018	42	42
0.750% due 01/12/2018	2,200	2,188
1.000% due 07/28/2017 - 09/29/2017	6,100	6,170
1.250% due 08/01/2019 - 10/02/2019	1,200	1,200
1.360% due 02/25/2045	401	388
2.835% due 07/01/2035	241	257
2.896% due 09/01/2035	528	564
3.000% due 08/01/2019	69,900	70,977
4.500% due 09/01/2038 - 05/01/2041	78,757	84,616
5.000% due 05/01/2024 - 01/15/2047	3,756	3,982
5.500% due 08/23/2017 - 07/01/2038	1,876	2,054
6.000% due 09/01/2016 - 03/01/2038	868	946
6.500% due 07/25/2043	85	97
Ginnie Mae
1.988% due 02/20/2041	2,881	2,930
6.000% due 09/15/2017	1,360	1,457
Small Business Administration
5.600% due 09/01/2028	665	775

Total U.S. Government Agencies (Cost $1,116,148)		1,121,476

U.S. TREASURY OBLIGATIONS 8.8%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022	5,417	5,883
0.125% due 07/15/2022	76,448	82,952
0.625% due 07/15/2021 (j)	11,495	13,066
1.125% due 01/15/2021	10,046	11,802
1.250% due 07/15/2020 (j)	11,986	14,222
1.375% due 01/15/2020	4,065	4,820
U.S. Treasury Notes
0.375% due 11/15/2015	20,400	20,421
0.750% due 10/31/2017 (h)(i)	20,600	20,663
0.875% due 07/31/2019 (h)(i)(j)	12,600	12,436

Total U.S. Treasury Obligations (Cost $185,730)		186,265

MORTGAGE-BACKED SECURITIES 6.0%
Adjustable Rate Mortgage Trust
3.111% due 09/25/2035	1,294	1,193
American Home Mortgage Investment Trust
2.526% due 02/25/2045	231	225
2.533% due 10/25/2034	476	477
Banc of America Commercial Mortgage Trust
5.634% due 04/10/2049	281	288
Banc of America Funding Corp.
0.490% due 07/25/2037	1,715	1,421
5.621% due 01/20/2047 ^	722	527
Banc of America Large Loan, Inc.
2.509% due 11/15/2015	732	733
Banc of America Mortgage Trust
2.998% due 07/25/2034	1,243	1,233
3.094% due 08/25/2034	4,150	4,072
3.119% due 05/25/2033	662	664
6.500% due 10/25/2031	13	13
Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 08/25/2035	2,964	3,011
2.643% due 04/25/2033	7	7

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.959% due 02/25/2033		$2	$2
2.960% due 08/25/2035 ^		530	420
2.972% due 01/25/2035		305	303
3.064% due 01/25/2034		35	35
3.078% due 03/25/2035		2,805	2,831
3.129% due 07/25/2034		514	473
5.136% due 04/25/2033		10	10
5.223% due 01/25/2035		7,855	8,039
Bear Stearns Alt-A Trust
0.370% due 02/25/2034		666	639
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044		400	455
5.471% due 01/12/2045		1,200	1,401
Bear Stearns Structured Products, Inc.
2.797% due 01/26/2036		1,343	888
2.829% due 12/26/2046		711	407
CC Funding Corp.
0.490% due 01/25/2035		108	87
Citigroup Mortgage Loan Trust, Inc.
2.600% due 05/25/2035		271	267
2.689% due 08/25/2035		1,299	704
Commercial Mortgage Pass-Through Certificates
5.448% due 01/15/2049		180	182
Countrywide Alternative Loan Trust
0.390% due 05/25/2047		735	522
6.000% due 10/25/2033		20	21
Countrywide Home Loan Mortgage Pass-Through Trust
2.628% due 02/20/2036		677	520
2.803% due 02/20/2035		1,609	1,510
2.934% due 11/20/2034		1,866	1,706
2.934% due 11/25/2034		950	870
Credit Suisse First Boston Mortgage Securities Corp.
0.839% due 03/25/2032		2	2
3.936% due 05/15/2038		3,573	3,584
Credit Suisse Mortgage Pass-Through Certificates
5.676% due 03/15/2039		400	452
Deutsche Mortgage Securities, Inc.
5.236% due 06/26/2035		1,500	1,533
Epic Opera PLC
0.778% due 07/28/2016	GBP	979	1,557
First Horizon Alternative Mortgage Securities
2.555% due 09/25/2034		$1,987	1,975
First Horizon Mortgage Pass-Through Trust
2.613% due 08/25/2035		572	559
2.625% due 02/25/2035		3,044	2,886
German Residential Asset Note Distributor PLC
0.445% due 07/20/2016	EUR	3,645	4,734
GMAC Mortgage Corp. Loan Trust
3.350% due 11/19/2035		$328	291
Granite Master Issuer PLC
0.351% due 12/20/2054		4,890	4,810
0.411% due 12/20/2054		760	747
0.814% due 12/20/2054	GBP	793	1,267
Granite Mortgages PLC
0.585% due 01/20/2044	EUR	138	181
0.898% due 09/20/2044	GBP	871	1,397
0.909% due 01/20/2044		120	192
Greenpoint Mortgage Pass-Through Certificates
3.168% due 10/25/2033		$1,839	1,826
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		200	214
5.444% due 03/10/2039		1,900	2,196
GS Mortgage Securities Corp.
1.103% due 03/06/2020		4,842	4,847
GSR Mortgage Loan Trust
2.660% due 09/25/2035		1,360	1,370
2.944% due 09/25/2034		220	203

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Harborview Mortgage Loan Trust
0.430% due 05/19/2035		$158	$125
3.075% due 07/19/2035		871	711
Holmes Master Issuer PLC
1.560% due 10/15/2054	EUR	1,200	1,601
Impac CMB Trust
1.210% due 07/25/2033		$247	222
Indymac Index Mortgage Loan Trust
2.651% due 12/25/2034		437	388
JPMorgan Chase Commercial Mortgage Securities Corp.
4.654% due 01/12/2037		2,581	2,618
5.420% due 01/15/2049		600	696
5.882% due 02/15/2051		1,300	1,540
JPMorgan Mortgage Trust
4.963% due 02/25/2035		211	215
5.750% due 01/25/2036		53	52
LB-UBS Commercial Mortgage Trust
5.713% due 09/15/2045		1,341	1,456
MASTR Asset Securitization Trust
5.500% due 09/25/2033		18	19
Mellon Residential Funding Corp.
0.689% due 06/15/2030		186	184
Merrill Lynch Floating Trust
0.751% due 07/09/2021		17,377	17,311
Merrill Lynch Mortgage Investors Trust
0.460% due 11/25/2035		426	395
1.214% due 10/25/2035		233	230
2.305% due 01/25/2029		23	22
2.420% due 10/25/2035		927	921
Merrill Lynch Mortgage Investors, Inc.
0.420% due 02/25/2036		493	430
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		2,700	3,132
Morgan Stanley Capital Trust
5.809% due 12/12/2049		300	357
Morgan Stanley Re-REMIC Trust
5.789% due 08/12/2045		700	821
Opera Finance PLC
0.758% due 04/25/2017	GBP	4,693	7,423
Opteum Mortgage Acceptance Corp.
0.490% due 12/25/2035		$1,089	891
Prime Mortgage Trust
0.610% due 02/25/2019		1	1
0.610% due 02/25/2034		18	17
Residential Funding Mortgage Securities, Inc. Trust
3.320% due 09/25/2035		1,358	1,108
Salomon Brothers Mortgage Securities, Inc.
4.000% due 12/25/2018		44	46
Structured Adjustable Rate Mortgage Loan Trust
1.572% due 01/25/2035		358	255
2.775% due 02/25/2034		525	533
2.797% due 08/25/2035		396	361
2.812% due 08/25/2034		710	701
Structured Asset Mortgage Investments, Inc.
0.490% due 02/25/2036		218	147
0.870% due 09/19/2032		7	7
Structured Asset Securities Corp.
2.859% due 10/28/2035		329	305
Wachovia Bank Commercial Mortgage Trust
0.289% due 06/15/2020		2,757	2,716
5.421% due 04/15/2047		1,005	1,035
WaMu Mortgage Pass-Through Certificates
0.480% due 12/25/2045		191	178
0.550% due 01/25/2045		1,404	1,293
0.895% due 01/25/2047		462	389
1.339% due 05/25/2041		38	38
1.365% due 11/25/2042		80	76

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.565% due 06/25/2042		$47	$45
1.565% due 08/25/2042		202	194
2.261% due 02/27/2034		33	33
Wells Fargo Mortgage-Backed Securities Trust
2.618% due 03/25/2035		582	587
2.619% due 01/25/2035		805	807
2.624% due 12/25/2034		597	597
2.627% due 03/25/2036		672	661

Total Mortgage-Backed Securities (Cost $123,811)			126,869

ASSET-BACKED SECURITIES 6.1%
ACE Securities Corp.
0.270% due 10/25/2036		130	43
American Money Management Corp. CLO Ltd.
0.544% due 08/08/2017		2,210	2,195
Ameriquest Mortgage Securities, Inc.
0.710% due 09/25/2035		7,100	5,587
Amortizing Residential Collateral Trust
0.790% due 07/25/2032		13	11
Asset-Backed Securities Corp. Home Equity
0.485% due 09/25/2034		286	275
1.859% due 03/15/2032		166	144
Avalon Capital Ltd.
0.582% due 02/24/2019		3,433	3,391
Babson CLO Ltd.
0.678% due 06/15/2016		47	47
Bear Stearns Asset-Backed Securities Trust
1.210% due 10/25/2037		2,921	2,353
Citibank Omni Master Trust
2.959% due 08/15/2018		1,500	1,561
Cougar CLO PLC
1.029% due 07/15/2020	EUR	10,429	13,449
Countrywide Asset-Backed Certificates
0.470% due 05/25/2036		$1,188	1,152
0.690% due 12/25/2031		37	24
0.910% due 12/25/2033		2,102	1,842
1.010% due 03/25/2033		1,710	1,474
Credit Suisse First Boston Mortgage Securities Corp.
0.830% due 01/25/2032		9	8
Dryden Leveraged Loan CDO
0.562% due 05/22/2017		2,175	2,149
Educational Services of America, Inc.
1.360% due 09/25/2040		3,659	3,732
Equity One ABS, Inc.
0.770% due 11/25/2032		9	8
Four Corners CLO
0.580% due 01/26/2020		3,226	3,169
Franklin CLO Ltd.
0.568% due 06/15/2018		7,495	7,295
Galaxy CLO Ltd.
0.579% due 10/20/2017		731	726
GE-WMC Mortgage Securities LLC
0.250% due 08/25/2036		17	7
Gulf Stream Compass CLO Ltd.
0.576% due 01/24/2020		9,975	9,899
Halcyon Structured Asset Management Long/Short Ltd.
0.533% due 10/12/2018		4,106	4,069
HSBC Home Equity Loan Trust
0.501% due 01/20/2034		1,275	1,237
Hyde Park CDO BV
0.568% due 06/14/2022	EUR	4,125	5,290
Leopard CLO BV
0.656% due 04/21/2020		797	1,029
Long Beach Mortgage Loan Trust
0.770% due 10/25/2034		$34	30

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Massachusetts Educational Financing Authority
1.265% due 04/25/2038		$1,020	$1,025
Merrill Lynch Mortgage Investors, Inc.
0.410% due 08/25/2036		1,400	1,340
Morgan Stanley Investment Management Croton Ltd.
0.600% due 01/15/2018		1,259	1,239
Neptune Finance CCS Ltd.
0.934% due 04/20/2020		2,200	2,154
Oak Hill Credit Partners
0.561% due 05/17/2021		11,717	11,595
Pacifica CDO Ltd.
0.574% due 01/26/2020		3,487	3,443
Panhandle-Plains Higher Education Authority, Inc.
1.438% due 10/01/2035		2,121	2,153
Renaissance Home Equity Loan Trust
0.710% due 12/25/2033		5,212	4,964
SLC Student Loan Trust
0.390% due 11/15/2021		811	807
4.750% due 06/15/2033		2,243	2,145
SLM Student Loan Trust
0.395% due 10/25/2021		949	949
0.959% due 10/16/2023		3,343	3,357
1.259% due 06/15/2023		4,387	4,422
1.309% due 12/15/2021		1,568	1,580
1.815% due 04/25/2023		901	940
1.859% due 12/15/2017		1,293	1,298
3.500% due 08/17/2043		2,758	2,669
South Carolina Student Loan Corp.
1.061% due 03/02/2020		2,000	2,014
Stanfield Bristol CLO Ltd.
0.570% due 10/15/2019		3,752	3,704
Structured Asset Investment Loan Trust
0.570% due 10/25/2035		672	632
0.915% due 03/25/2034		681	602
Wells Fargo Home Equity Trust
0.470% due 05/25/2036		1,100	914
Wood Street CLO BV
0.602% due 11/22/2021	EUR	1,723	2,225

Total Asset-Backed Securities (Cost $126,563)			128,367

SOVEREIGN ISSUES 9.4%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	5,743	2,960
Hydro-Quebec
2.000% due 06/30/2016		$12,800	13,348
Italy Buoni Poliennali Del Tesoro
2.500% due 03/01/2015	EUR	1,100	1,463
3.000% due 04/01/2014		300	402
3.500% due 06/01/2014		500	676
3.750% due 12/15/2013		17,600	23,726
3.750% due 08/01/2015		3,400	4,645
4.000% due 02/01/2017		300	412
4.250% due 07/01/2014		3,600	4,923
4.250% due 08/01/2014		7,100	9,728
4.500% due 07/15/2015		13,500	18,738
4.750% due 05/01/2017		7,900	11,138
4.750% due 06/01/2017		8,500	11,956
5.250% due 08/01/2017		3,000	4,309

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Italy Certificati Di Credito Del Tesoro
0.000% due 01/31/2014	EUR	6,800	$8,833
0.000% due 05/30/2014		13,900	17,876
Kommunalbanken A/S
1.375% due 06/08/2017		$7,000	7,137
Mexico Government International Bond
6.250% due 06/16/2016	MXN	38,000	3,065
Province of Ontario
0.950% due 05/26/2015		$13,900	14,087
1.100% due 10/25/2017		8,600	8,616
1.650% due 09/27/2019		2,300	2,300
3.150% due 06/02/2022	CAD	8,100	8,430
3.200% due 09/08/2016		800	848
4.000% due 06/02/2021		1,200	1,336
4.200% due 06/02/2020		100	113
4.300% due 03/08/2017		9,000	9,962
4.400% due 06/02/2019		400	454
Province of Quebec
4.250% due 12/01/2021		2,100	2,363
4.500% due 12/01/2017		600	675
4.500% due 12/01/2018		200	227
Republic of Korea
4.875% due 09/22/2014		$600	642
5.125% due 12/07/2016		500	577
5.750% due 04/16/2014		500	531
Spain Government International Bond
3.750% due 10/31/2015	EUR	1,500	1,995

Total Sovereign Issues (Cost $189,239)			198,491

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Wells Fargo & Co.
7.500% due 03/15/2013 (d)		7,463	9,142

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032		4,000	0

Total Convertible Preferred Securities (Cost $6,010)			9,142

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
DG Funding Trust
2.829% due 01/30/2013 (d)		420	3,084
Farm Credit Bank
10.000% due 12/15/2020 (d)		1,900	2,372

Total Preferred Securities (Cost $6,419)			5,456

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 12.9%

CERTIFICATES OF DEPOSIT 2.3%
Banco Bradesco S.A.
1.955% due 01/24/2013		$1,200	1,201
Banco do Brasil S.A.
0.000% due 06/28/2013		7,300	7,285

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dexia Credit Local S.A.
1.500% due 09/27/2013		$2,900	$2,900
1.700% due 09/06/2013		13,100	13,115
Itau Unibanco Holding S.A.
0.000% due 10/31/2013		20,900	20,652
0.000% due 11/01/2013		3,300	3,284

			48,437

COMMERCIAL PAPER 0.8%
Ford Motor Credit Co. LLC
1.017% due 02/15/2013		1,300	1,298
Santander S.A.
2.200% due 04/02/2013		16,700	16,653

			17,951

REPURCHASE AGREEMENTS 0.2%
Banc of America Securities LLC
0.230% due 01/02/2013		400	400
(Dated 12/31/2012. Collateralized by U.S. Treasury Bills 0.000% due 12/12/2013 valued at $408. Repurchase proceeds are $400.)
State Street Bank and Trust Co.
0.010% due 01/02/2013		3,033	3,033
(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $3,096. Repurchase proceeds are $3,033.)

			3,433

MEXICO TREASURY BILLS 4.3%
4.499% due 01/24/2013 - 03/07/2013 (b)	MXN	1,194,100	91,940

U.S. TREASURY BILLS 0.1%
0.143% due 03/14/2013 - 12/12/2013 (b)(g)(j)		$1,370	1,369

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 5.2%
PIMCO Short-Term Floating NAV Portfolio		109	1
PIMCO Short-Term Floating NAV Portfolio III		10,971,858	109,664

			109,665

Total Short-Term Instruments (Cost $271,849)			272,795

Total Investments 120.2% (Cost $2,511,178)			$2,540,909

Written Options (l) (0.0%) (Premiums $2,465)			(978)

Other Assets and Liabilities (Net) (20.2%)			(425,749)

Net Assets 100.0%			$2,114,182

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Principal only security.
(b)	Coupon represents a weighted average yield to maturity.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.
(e)	Affiliated to the Portfolio.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $50,954 at a weighted average interest rate of (0.053%).
(g)	Securities with an aggregate market value of $260 have been pledged as collateral for the transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:
(h)	Securities with an aggregate market value of $1,855 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2014	27	$23
90-Day Euribor June Futures	Long	06/2015	8	0
90-Day Euribor March Futures	Long	03/2015	10	1
90-Day Eurodollar December Futures	Long	12/2015	2,550	(217)
90-Day Eurodollar June Futures	Long	06/2015	664	185
90-Day Eurodollar March Futures	Long	03/2016	315	81

				$73

(i)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $3,824 and cash of $6 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Unrealized (Depreciation)
CDX.HY-18 5-Year Index	(5.000%	)	06/20/2017	$1,782	$(32)	$(83)
CDX.IG-18 5-Year Index	(1.000%	)	06/20/2017	17,400	(123)	(48)
CDX.IG-19 5-Year Index	(1.000%	)	12/20/2017	136,000	(348)	(39)

					$(503)	$(170)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$	343,100	$2,607	$155
Receive	3-Month USD-LIBOR	2.500%	12/19/2042		12,300	753	540

						$3,360	$695

(j)	Securities with an aggregate market value of $4,591 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.

(k)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid	Unrealized (Depreciation)
Credit Agricole S.A.	CBK	(1.000%	)	03/20/2014	0.202%	$	1,000	$(10)	$28	$(38)

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	GST	5.000%	06/20/2014	0.781%	$	1,800	$115	$70	$45
Australia Government Bond	BOA	1.000%	06/20/2017	0.370%		900	25	11	14
Australia Government Bond	CBK	1.000%	06/20/2017	0.370%		300	8	3	5
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2016	0.867%		1,100	5	(14)	19
Berkshire Hathaway Finance Corp.	DUB	1.000%	06/20/2017	1.084%		1,000	(4)	(22)	18
Berkshire Hathaway Finance Corp.	FBF	1.000%	09/20/2017	1.129%		1,300	(7)	(13)	6
Berkshire Hathaway Finance Corp.	JPM	1.000%	09/20/2017	1.129%		1,000	(6)	(11)	5
Berkshire Hathaway Finance Corp.	UAG	1.000%	09/20/2017	1.129%		1,300	(7)	(14)	7
Brazil Government International Bond	BRC	1.000%	09/20/2015	0.648%		5,100	51	(39)	90
Brazil Government International Bond	CBK	1.000%	09/20/2015	0.648%		1,000	10	(16)	26
Brazil Government International Bond	CBK	1.000%	06/20/2016	0.771%		27,000	223	(52)	275
Brazil Government International Bond	HUS	1.000%	09/20/2015	0.648%		1,000	10	(10)	20

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	HUS	1.000%	03/20/2016	0.715%	$	1,200	$11	$(6)	$17
Brazil Government International Bond	HUS	1.000%	06/20/2017	0.953%		2,700	7	(41)	48
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.648%		400	4	(4)	8
Brazil Government International Bond	JPM	1.000%	06/20/2017	0.953%		2,200	5	(34)	39
Brazil Government International Bond	UAG	1.000%	09/20/2015	0.648%		500	5	(5)	10
Export-Import Bank of China	DUB	1.000%	12/20/2016	0.636%		2,300	34	(186)	220
Export-Import Bank of Korea	DUB	1.000%	12/20/2016	0.485%		1,000	21	(64)	85
France Government Bond	CBK	0.250%	12/20/2015	0.448%		500	(3)	(13)	10
France Government Bond	CBK	0.250%	09/20/2016	0.603%		1,500	(19)	(86)	67
France Government Bond	UAG	0.250%	09/20/2016	0.603%		1,400	(18)	(88)	70
General Electric Capital Corp.	BPS	1.250%	03/20/2013	0.163%		700	2	0	2
General Electric Capital Corp.	CBK	4.000%	12/20/2013	0.220%		2,200	85	0	85
General Electric Capital Corp.	CBK	4.325%	12/20/2013	0.220%		1,600	67	0	67
General Electric Capital Corp.	DUB	4.230%	12/20/2013	0.220%		2,400	98	0	98
General Electric Capital Corp.	DUB	4.900%	12/20/2013	0.220%		1,900	90	0	90
General Electric Capital Corp.	DUB	1.000%	03/20/2016	0.825%		100	1	(6)	7
General Electric Capital Corp.	JPM	1.000%	03/20/2014	0.249%		1,000	10	(29)	39
General Electric Capital Corp.	MYC	1.000%	06/20/2016	0.892%		200	1	(1)	2
Japan Government International Bond	BOA	1.000%	12/20/2015	0.435%		1,400	24	24	0
Japan Government International Bond	BOA	1.000%	03/20/2016	0.458%		5,900	105	82	23
Japan Government International Bond	BRC	1.000%	06/20/2015	0.375%		2,400	38	37	1
Japan Government International Bond	BRC	1.000%	12/20/2015	0.435%		1,400	24	25	(1)
Japan Government International Bond	BRC	1.000%	03/20/2016	0.458%		4,400	78	59	19
Japan Government International Bond	DUB	1.000%	09/20/2015	0.408%		9,000	148	149	(1)
Japan Government International Bond	DUB	1.000%	06/20/2017	0.673%		5,900	87	1	86
Japan Government International Bond	GST	1.000%	03/20/2015	0.335%		1,000	15	10	5
Japan Government International Bond	JPM	1.000%	03/20/2016	0.458%		1,200	21	10	11
Japan Government International Bond	MYC	1.000%	12/20/2015	0.435%		1,500	26	26	0
Japan Government International Bond	MYC	1.000%	06/20/2017	0.673%		1,700	25	(1)	26
Japan Government International Bond	UAG	1.000%	12/20/2015	0.435%		1,400	24	22	2
MetLife, Inc.	CBK	1.000%	12/20/2014	0.730%		8,200	46	(217)	263
MetLife, Inc.	DUB	1.000%	12/20/2017	1.556%		5,000	(130)	(204)	74
MetLife, Inc.	FBF	1.000%	12/20/2014	0.730%		1,300	7	(20)	27
Mexico Government International Bond	BRC	1.000%	09/20/2015	0.551%		5,100	64	(39)	103
Mexico Government International Bond	BRC	1.000%	06/20/2017	0.840%		1,300	10	(19)	29
Mexico Government International Bond	DUB	1.000%	03/20/2016	0.619%		3,200	40	(18)	58
Mexico Government International Bond	DUB	1.000%	06/20/2016	0.669%		7,900	93	19	74
Mexico Government International Bond	DUB	1.000%	06/20/2017	0.840%		1,300	9	(19)	28
NRG Energy, Inc.	BOA	5.000%	06/20/2017	3.072%		1,900	156	(195)	351
Republic of Germany	CBK	0.250%	09/20/2016	0.287%		13,300	(16)	(287)	271
SLM Corp.	BOA	5.000%	03/20/2016	2.338%		9,000	757	16	741
U.S. Treasury Notes	BPS	0.250%	09/20/2016	0.255%	EUR	6,500	0	(124)	124
United Kingdom Gilt	CBK	1.000%	03/20/2016	0.230%	$	1,200	30	16	14
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.230%		900	22	17	5
United Kingdom Gilt	GST	1.000%	03/20/2015	0.188%		300	6	2	4
United Kingdom Gilt	GST	1.000%	03/20/2016	0.230%		1,300	33	19	14
United Kingdom Gilt	GST	1.000%	09/20/2016	0.273%		4,400	120	76	44
United Kingdom Gilt	GST	1.000%	06/20/2017	0.337%		3,300	99	58	41
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.253%		200	5	3	2
United Kingdom Gilt	MYC	1.000%	09/20/2016	0.273%		22,100	604	205	399
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.253%		2,000	53	35	18

							$3,447	$(902)	$4,349

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	BRC	5.000%	12/20/2014	$	1,900	$120	$190	$(70)
CDX.EM-12 5-Year Index	UAG	5.000%	12/20/2014		1,000	63	99	(36)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015		8,900	688	1,031	(343)
CDX.EM-13 5-Year Index	GST	5.000%	06/20/2015		400	31	50	(19)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		6,100	472	678	(206)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		500	38	56	(18)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		8,300	642	966	(324)
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		193	3	0	3
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		386	6	0	6
CMBX.NA.AAA.3 Index	BOA	0.080%	12/13/2049		800	(34)	(46)	12
CMBX.NA.AAA.3 Index	DUB	0.080%	12/13/2049		2,800	(121)	(163)	42

						$1,908	$2,861	$(953)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	BRC	MXN	2,500	$(3)	$(2)	$(1)
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	HUS		7,500	(7)	(5)	(2)
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BOA		99,000	75	(29)	104
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		54,000	41	(16)	57
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	GLM		30,000	22	(6)	28
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		80,300	60	(7)	67
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		30,000	23	2	21

							$211	$(63)	$274

(l)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.200%	02/19/2013	$	31,500	$89	$(11)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		132,800	530	(116)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		8,300	31	(7)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		6,000	56	0
Put - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		3,800	11	(1)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	03/18/2013		98,100	98	(152)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		98,100	142	(86)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	06/17/2013		73,200	161	(138)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		119,900	673	(105)
Put - OTC 5-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.100%	01/21/2013	EUR	6,300	39	0
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.100%	01/21/2013		3,300	28	0
Put - OTC 5-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.100%	01/21/2013		34,600	219	(1)
Call - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.200%	03/18/2013	$	73,900	189	(197)
Put - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		73,900	199	(164)

								$2,465	$(978)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2011	170	$334,300	EUR	0	$2,996
Sales	657	1,250,300		88,400	3,720
Closing Buys	(827)	(649,000)		(44,200)	(3,819)
Expirations	0	0		0	0
Exercised	0	(216,100)		0	(432)

Balance at 12/31/2012	0	$719,500	EUR	44,200	$2,465

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(m)	Short sales outstanding as of December 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	01/01/2043	$20,000	$21,954	$(21,847)
Freddie Mac	5.000%	01/01/2043	2,000	2,146	(2,152)

				$24,100	$(23,999)

(n)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	1,313	$	1,357	WST	$0	$(6)	$(6)
01/2013	EUR	900		1,116	DUB	0	(73)	(73)
01/2013		5,690		6,992	UAG	0	(521)	(521)
01/2013	JPY	687,058		8,377	DUB	446	0	446
01/2013		33,650		397	RYL	8	0	8
01/2013	MXN	343,650		26,397	CBK	0	(123)	(123)
01/2013		77,648		5,905	UAG	0	(91)	(91)
01/2013	$	1,398	AUD	1,340	JPM	0	(8)	(8)
01/2013		5	SGD	6	BRC	0	0	0
02/2013	CNY	1,264	$	200	BRC	0	(1)	(1)
02/2013		1,259		200	FBF	0	0	0
02/2013		4,421		700	UAG	0	(3)	(3)
02/2013	MXN	58,847		4,491	FBF	0	(47)	(47)
02/2013		113,356		8,484	HUS	0	(252)	(252)
02/2013		93,600		7,004	RBC	0	(210)	(210)
02/2013		261,994		19,895	UAG	0	(310)	(310)
02/2013	$	200	BRL	411	BRC	0	0	0
02/2013		7,173		14,800	HUS	24	0	24
02/2013		400		821	MSC	0	0	0
02/2013		600		1,233	UAG	0	0	0
02/2013		800	CNY	5,050	CBK	3	0	3
02/2013		300		1,893	GST	1	0	1
03/2013	CAD	483	$	489	BRC	4	0	4
03/2013		23,906		24,195	CBK	202	0	202
03/2013	EUR	59,606		77,830	BRC	0	(899)	(899)
03/2013		255		338	CBK	1	0	1
03/2013		518		683	FBF	0	(2)	(2)
03/2013		1,706		2,247	UAG	0	(6)	(6)
03/2013	GBP	7,457		11,943	JPM	0	(168)	(168)
03/2013	MXN	232,844		17,755	RBC	0	(154)	(154)
03/2013	$	1,105	EUR	845	DUB	11	0	11
03/2013		103		78	JPM	0	0	0
03/2013		1,171		888	RYL	1	0	1
04/2013		629	MXN	8,241	DUB	4	0	4
04/2013		5,371		69,763	HUS	15	(34)	(19)
04/2013		5,746		75,096	JPM	15	0	15
04/2013		1,299		17,048	MSC	9	0	9
04/2013		203		2,715	UAG	5	0	5
05/2013	EUR	12,500	$	15,834	JPM	0	(686)	(686)
09/2013		17,900		22,490	BOA	0	(1,194)	(1,194)
12/2013		17,600		22,215	BOA	0	(1,100)	(1,100)
01/2014		6,800		8,584	BPS	0	(429)	(429)
04/2014		300		380	CBK	0	(18)	(18)
05/2014		6,700		8,472	BPS	0	(423)	(423)
06/2014		500		634	FBF	0	(30)	(30)

						$749	$(6,788)	$(6,039)

(o)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Bank Loan Obligations	$0	$14,421	$0	$14,421
Corporate Bonds & Notes
Banking & Finance	0	295,473	2,021	297,494

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Industrials	$0	$98,249	$0	$98,249
Utilities	0	41,732	0	41,732
Municipal Bonds & Notes
Alabama	0	7,101	0	7,101

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
California	$0	$4,424	$0	$4,424
New Jersey	0	3,307	0	3,307
New York	0	15,115	0	15,115
Pennsylvania	0	9,692	0	9,692
Texas	0	513	0	513
U.S. Government Agencies	0	1,121,474	2	1,121,476
U.S. Treasury Obligations	0	186,265	0	186,265
Mortgage-Backed Securities	0	126,869	0	126,869
Asset-Backed Securities	0	124,635	3,732	128,367
Sovereign Issues	0	198,491	0	198,491
Convertible Preferred Securities
Banking & Finance	0	9,142	0	9,142
Preferred Securities
Banking & Finance	0	2,372	3,084	5,456
Short-Term Instruments
Certificates of Deposit	0	48,437	0	48,437
Commercial Paper	0	17,951	0	17,951
Repurchase Agreements	0	3,433	0	3,433
Mexico Treasury Bills	0	91,940	0	91,940
U.S. Treasury Bills	0	1,369	0	1,369

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Central Funds Used for Cash Management Purposes	$109,665	$0	$0	$109,665
	$109,665	$2,422,405	$8,839	$2,540,909

Short Sales, at value	$0	$(23,999)	$0	$(23,999)

Financial Derivative Instruments - Assets
Credit Contracts	0	4,414	0	4,414
Foreign Exchange Contracts	0	749	0	749
Interest Rate Contracts	290	972	0	1,262
	$290	$6,135	$0	$6,425

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(1,226)	0	(1,226)
Foreign Exchange Contracts	0	(6,788)	0	(6,788)
Interest Rate Contracts	(217)	(981)	0	(1,198)
	$(217)	$(8,995)	$0	$(9,212)

Totals	$109,738	$2,395,546	$8,839	$2,514,123

(ii) There were assets and liabilities valued at $9,142 transferred from Level 1 to Level 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (2)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$2,100	$(100)	$0	$0	$21	$0	$0	$2,021	$21
U.S. Government Agencies	6	0	(4)	0	0	0	0	0	2	0
Asset-Backed Securities	0	4,400	(741)	0	0	73	0	0	3,732	73
Convertible Preferred Securities
Industrials	2	0	0	0	0	(2)	0	0	0	0
Preferred Securities
Banking & Finance	3,155	0	0	0	0	(71)	0	0	3,084	(71)

Totals	$3,163	$6,500	$(845)	$0	$0	$21	$0	$0	$8,839	$23

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$2,021	Benchmark Pricing	Base Price	101.40
U.S. Government Agencies	2	Benchmark Pricing	Base Price	98.65
Asset-Backed Securities	3,732	Third Party Vendor	Broker Quote	102.00
Convertible Preferred Securities
Banking & Finance	0	Other Valuation Techniques (3)	—	—
Preferred Securities
Banking & Finance	3,084	Benchmark Pricing	Base Price	$7,393.89

Total	$8,839

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as the securities valued using such techniques are not considered significant to the Portfolio.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

December 31, 2012

(p) Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$181	$181
Unrealized appreciation on foreign currency contracts	0	0	0	749	0	749
Unrealized appreciation on OTC swap agreements	0	4,414	0	0	277	4,691

	$0	$4,414	$0	$749	$458	$5,621

Liabilities:
Written options outstanding	$0	$0	$0	$0	$978	$978
Variation margin payable on financial derivative instruments (2)	0	126	0	0	3	129
Unrealized depreciation on foreign currency contracts	0	0	0	6,788	0	6,788
Unrealized depreciation on OTC swap agreements	0	1,056	0	0	3	1,059

	$0	$1,182	$0	$6,788	$984	$8,954

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized gain on futures contracts	$0	$0	$0	$0	$2,657	$2,657
Net realized gain on written options	0	0	0	0	3,018	3,018
Net realized gain on swaps	0	4,931	0	0	4,638	9,569
Net realized (loss) on foreign currency transactions	0	0	0	(1,418)	0	(1,418)

	$0	$4,931	$0	$(1,418)	$10,313	$13,826

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on futures contracts	$0	$0	$0	$0	$266	$266
Net change in unrealized (depreciation) on written options	0	0	0	0	(1,264)	(1,264)
Net change in unrealized appreciation (depreciation) on swaps	0	9,549	0	0	(2,672)	6,877
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(9,590)	0	(9,590)

	$0	$9,549	$0	$(9,590)	$(3,670)	$(3,711)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/depreciation of $73 and open centrally cleared swaps cumulative appreciation/depreciation of $525 as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(1,308)	$1,533	$225
BPS	(850)	879	29
BRC	215	(300)	(85)
CBK	486	(610)	(124)
DUB	769	(740)	29
FBF	(80)	98	18
GLM	(340)	337	(3)
GST	423	(490)	(67)
HUS	306	(260)	46
JPM	(769)	599	(170)
MSC	9	(104)	(95)
MYC	950	(1,400)	(450)
RBC	(364)	230	(134)
RYL	(96)	190	94
UAG	(806)	726	(80)
WST	(6)	0	(6)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

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(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the

Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as

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Notes to Financial Statements (Cont.)

an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined

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December 31, 2012

in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to,

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Notes to Financial Statements (Cont.)

investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial

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derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

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Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$76,528	$54,083

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$481,486	$2,204,670	$(2,686,339)	$242	$(58)	$1	$470	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$0	$563,286	$(453,500)	$(116)	$(6)	$109,664	$386	$0

ANNUAL REPORT	DECEMBER 31, 2012	33

Notes to Financial Statements (Cont.)

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$14,026,364	$13,558,561	$682,409	$393,962

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,461	$15,525	2,045	$21,403
Administrative Class	42,603	453,976	36,426	381,598
Advisor Class	22,060	233,999	19,540	204,573
Issued as reinvestment of distributions
Institutional Class	114	1,203	111	1,163
Administrative Class	2,487	26,451	2,109	22,064
Advisor Class	795	8,460	532	5,563
Cost of shares redeemed
Institutional Class	(2,620)	(27,778)	(1,385)	(14,518)
Administrative Class	(31,226)	(331,009)	(29,366)	(306,883)
Advisor Class	(10,877)	(115,656)	(9,367)	(97,399)
Net increase resulting from Portfolio share transactions	24,797	$265,171	20,645	$217,564

As of December 31, 2012, 3 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 54% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$18,541	$—	$36,349	$(7,948)	$(8,582)	$(2,249)	$—

(1)	Adjusted for open wash sale loss deferrals and treasury inflation protected securities deflationary adjustments for Federal income tax purposes.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$8,582	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2012, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$—

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$2,511,355	$36,747	$(7,193)	$29,554

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

ANNUAL REPORT	DECEMBER 31, 2012	35

Notes to Financial Statements (Cont.)

December 31, 2012

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$36,127	$—	$—
12/31/2011	$28,791	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	WST	Westpac Banking Corp.
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar
CNY	Chinese Renminbi

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	FDIC	Federal Deposit Insurance Corp.
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

3.39%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

2.06%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT51AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Low Duration Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Return chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	44.1%
Corporate Bonds & Notes	17.2%
Short-Term Instruments	10.7%
Sovereign Issues	7.8%
U.S. Treasury Obligations	7.3%
Asset-Backed Securities	5.1%
Other	7.8%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	Class Inception (03/31/2006)
PIMCO Low Duration Portfolio Advisor Class	5.75%	4.82%	5.21%
The BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	0.43%	2.32%	3.31%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Advisor Class shares.

± The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,027.00	$1,021.37
Expenses Paid During Period†	$3.82	$3.81
Net Annualized Expense Ratio	0.75%	0.75%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	Holdings of Agency mortgage pass-through securities added to returns as these high-quality assets outperformed like-duration U.S. Treasuries over the reporting period.

»	Allocations to investment-grade corporate securities added to returns as the sector outperformed like-duration U.S. Treasuries over the reporting period.

»	Exposure to the high yield sector added to returns as high yield securities outperformed like-duration U.S. Treasuries over the reporting period.

»	Exposure to emerging market securities added to returns as the sector outperformed like-duration U.S. Treasuries over the reporting period.

»	Interest rate exposure to Canada detracted from returns as short-term yields in Canada rose over the reporting period.

»	An overweight to U.S. duration (or sensitivity to changes in market interest rates) added to returns as the five-year U.S. Treasury yield declined over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Low Duration Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Advisor Class
Net asset value beginning of year	$10.38	$10.44	$10.11	$9.68	$10.30
Net investment income (a)	0.13	0.13	0.13	0.22	0.40
Net realized/unrealized gain (loss)	0.46	(0.02)	0.39	1.03	(0.46)
Total income (loss) from investment operations	0.59	0.11	0.52	1.25	(0.06)
Dividends from net investment income	(0.19)	(0.17)	(0.16)	(0.35)	(0.40)
Distributions from net realized capital gains	0.00	0.00	(0.03)	(0.47)	(0.16)
Total distributions	(0.19)	(0.17)	(0.19)	(0.82)	(0.56)
Net asset value end of year	$10.78	$10.38	$10.44	$10.11	$9.68
Total return	5.75%	1.01%	5.18%	13.21%	(0.52)%
Net assets end of year (000s)	$532,901	$388,854	$279,176	$186,668	$2,154
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.84%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	1.18%	1.27%	1.23%	2.08%	4.06%
Portfolio turnover rate	647%*	456%*	351%*	662%	293%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$2,427,811
Investments in Affiliates, at value	109,665
Repurchase agreements, at value	3,433
Cash	395
Deposits with counterparty	6
Foreign currency, at value	276
Receivable for investments sold	257,094
OTC swap premiums paid	4,110
Variation margin receivable on financial derivative instruments	181
Unrealized appreciation on foreign currency contracts	749
Unrealized appreciation on OTC swap agreements	4,691
Receivable for Portfolio shares sold	4,544
Interest and dividends receivable	9,371
Dividends receivable from Affiliates	55
2,822,381

Liabilities:
Payable for investments purchased	$659,827
Payable for investments in Affiliates purchased	55
Payable for short sales	23,999
Written options outstanding	978
OTC swap premiums received	2,186
Variation margin payable on financial derivative instruments	129
Unrealized depreciation on foreign currency contracts	6,788
Unrealized depreciation on OTC swap agreements	1,059
Deposits from counterparty	4,364
Payable for Portfolio shares redeemed	7,653
Accrued investment advisory fees	432
Accrued supervisory and administrative fees	432
Accrued distribution fees	107
Accrued servicing fees	188
Other liabilities	2
708,199

Net Assets	$2,114,182

Net Assets Consist of:
Paid in capital	$2,078,072
Undistributed net investment income	16,539
Accumulated undistributed net realized (loss)	(9,978)
Net unrealized appreciation	29,549
$2,114,182

Net Assets:
Institutional Class	$54,192
Administrative Class	1,527,088
Advisor Class	532,902

Shares Issued and Outstanding:
Institutional Class	5,027
Administrative Class	141,641
Advisor Class	49,428

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.78
Administrative Class	10.78
Advisor Class	10.78

Cost of Investments	$2,398,074
Cost of Investments in Affiliates	$109,671
Cost of Repurchase Agreements	$3,433
Cost of Foreign Currency Held	$274
Proceeds Received on Short Sales	$24,100
Premiums Received on Written Options	$2,465

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$35,378
Dividends	866
Dividends from Affiliate investments	856
Total Income	37,100

Expenses:
Investment advisory fees	4,778
Supervisory and administrative fees	4,778
Servicing fees – Administrative Class	2,086
Distribution and/or servicing fees – Advisor Class	1,183
Trustees’ fees	11
Interest expense	25
Total Expenses	12,861

Net Investment Income	24,239

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	33,670
Net realized gain on Affiliate investments	126
Net realized gain on futures contracts	2,657
Net realized gain on written options	3,018
Net realized gain on swaps	9,569
Net realized (loss) on foreign currency transactions	(2,916)
Net change in unrealized appreciation on investments	39,805
Net change in unrealized (depreciation) on Affiliate investments	(64)
Net change in unrealized appreciation on futures contracts	266
Net change in unrealized (depreciation) on written options	(1,264)
Net change in unrealized appreciation on swaps	6,877
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(9,516)
Net Gain	82,228

Net Increase in Net Assets Resulting from Operations	$106,467

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$24,239	$23,478
Net realized gain	45,998	6,708
Net realized gain (loss) on Affiliate investments	126	(199)
Net change in unrealized appreciation (depreciation)	36,168	(12,817)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(64)	130
Net increase resulting from operations	106,467	17,300

Distributions to Shareholders:
From net investment income
Institutional Class	(1,203)	(1,163)
Administrative Class	(26,464)	(22,065)
Advisor Class	(8,460)	(5,563)

Total Distributions	(36,127)	(28,791)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	265,171	217,564

Total Increase in Net Assets	335,511	206,073

Net Assets:
Beginning of year	1,778,671	1,572,598
End of year*	$2,114,182	$1,778,671

*Including undistributed net investment income of:	$16,539	$9,943

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.7%
Charter Communications, Inc.
3.470% due 09/06/2016	$307	$309
Community Health Systems, Inc.
2.462% due 07/25/2014	200	200
CSC Holdings LLC
1.962% due 03/29/2016	2,992	3,005
Endo Pharmaceuticals Holdings, Inc.
2.000% due 06/17/2016	1,900	1,904
Flextronics International Ltd.
2.462% due 10/01/2014	2,188	2,193
Health Management Associates, Inc.
2.570% due 11/18/2016	4,805	4,811
Scientific Games International, Inc.
3.210% - 3.220% due 06/30/2015	1,994	1,999

Total Bank Loan Obligations (Cost $14,396)		14,421

CORPORATE BONDS & NOTES 20.7%

BANKING & FINANCE 14.1%
Ally Financial, Inc.
2.511% due 12/01/2014	1,000	1,002
3.510% due 02/11/2014	1,000	1,022
3.709% due 06/20/2014	1,200	1,234
4.500% due 02/11/2014	3,200	3,300
4.625% due 06/26/2015	300	313
6.750% due 12/01/2014	1,800	1,953
8.300% due 02/12/2015	500	558
American International Group, Inc.
3.750% due 11/30/2013	2,000	2,052
ANZ New Zealand International Ltd.
6.200% due 07/19/2013	1,000	1,026
Australia & New Zealand Banking Group Ltd.
1.162% due 05/08/2013	4,200	4,204
Banco Bradesco S.A.
2.410% due 05/16/2014	7,100	7,155
Banco do Brasil S.A.
4.500% due 01/22/2015	600	637
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015	1,600	1,692
Banco Santander Brasil S.A.
4.625% due 02/13/2017	300	319
Banco Santander Chile
3.750% due 09/22/2015	2,900	3,060
Bank of America Corp.
6.000% due 09/01/2017	200	234
7.375% due 05/15/2014	1,500	1,625
Bank of Montreal
1.950% due 01/30/2018	6,300	6,566
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.850% due 01/22/2015	1,400	1,480
Bank One Corp.
5.250% due 01/30/2013	848	851
Banque PSA Finance S.A.
2.206% due 04/04/2014	2,500	2,470
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015	2,500	2,565
BNP Paribas S.A.
0.751% due 04/08/2013	5,200	5,201
BPCE S.A.
2.375% due 10/04/2013	400	404
Caledonia Generating LLC
1.950% due 02/28/2022	2,000	2,021
CIT Group, Inc.
4.750% due 02/15/2015	700	731
5.250% due 04/01/2014	1,100	1,144

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup, Inc.
0.436% due 03/07/2014		$20,800	$20,672
1.160% due 02/15/2013		2,500	2,500
1.790% due 01/13/2014		2,600	2,625
5.500% due 04/11/2013		7,100	7,174
Commonwealth Bank of Australia
0.588% due 09/17/2014		5,100	5,119
Credit Agricole S.A.
1.769% due 01/21/2014		5,200	5,245
Dexia Credit Local S.A.
0.711% due 03/05/2013		9,100	9,087
0.793% due 04/29/2014		4,200	4,146
2.750% due 04/29/2014		3,000	3,062
Eksportfinans ASA
2.000% due 09/15/2015		400	383
2.375% due 05/25/2016		4,200	4,009
5.500% due 06/26/2017		1,200	1,264
Export-Import Bank of Korea
1.250% due 11/20/2015		8,700	8,736
2.110% due 03/21/2015		8,400	8,376
FCE Bank PLC
7.125% due 01/15/2013	EUR	4,800	6,351
First Horizon National Corp.
5.375% due 12/15/2015		$900	984
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		3,600	3,676
7.000% due 10/01/2013		1,350	1,414
7.000% due 04/15/2015		900	1,006
8.000% due 06/01/2014		100	109
8.700% due 10/01/2014		400	450
General Electric Capital Corp.
0.693% due 05/05/2026		1,000	868
Goldman Sachs Group, Inc.
0.549% due 01/30/2017	EUR	7,100	8,907
HSBC USA, Inc.
2.375% due 02/13/2015		$800	823
Industrial Bank of Korea
2.375% due 07/17/2017		3,400	3,460
3.750% due 09/29/2016		2,200	2,363
ING Bank NV
1.358% due 03/15/2013		6,000	6,009
1.711% due 06/09/2014		1,500	1,515
3.900% due 03/19/2014		1,100	1,144
International Lease Finance Corp.
5.650% due 06/01/2014		5,000	5,228
6.500% due 09/01/2014		11,200	12,012
6.625% due 11/15/2013		16,805	17,519
Intesa Sanpaolo SpA
2.712% due 02/24/2014		2,300	2,298
JPMorgan Chase & Co.
3.150% due 07/05/2016		3,000	3,180
JPMorgan Chase Bank N.A.
0.871% due 05/31/2017	EUR	2,400	3,081
Korea Development Bank
3.250% due 03/09/2016		$5,300	5,576
8.000% due 01/23/2014		1,700	1,826
Merrill Lynch & Co., Inc.
1.068% due 09/15/2026		900	750
6.500% due 07/15/2018		100	117
Morgan Stanley
1.916% due 01/24/2014		11,500	11,577
National Australia Bank Ltd.
1.067% due 04/11/2014		9,000	9,059
National Bank of Canada
1.500% due 06/26/2015		3,300	3,359
PNC Preferred Funding Trust
1.958% due 03/15/2017 (d)		1,100	924

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Prudential Covered Trust
2.997% due 09/30/2015		$3,135	$3,253
Qatari Diar Finance QSC
3.500% due 07/21/2015		4,300	4,526
5.000% due 07/21/2020		5,000	5,862
Rabobank Group
4.200% due 05/13/2014		2,000	2,093
Royal Bank of Scotland PLC
1.120% due 10/14/2016		200	183
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		600	687
SLM Corp.
0.513% due 06/17/2013	EUR	1,100	1,439
6.250% due 01/25/2016		$900	983
Sparebank Boligkreditt A/S
1.250% due 10/25/2014		6,300	6,339
Sumitomo Mitsui Banking Corp.
1.350% due 07/18/2015		12,300	12,445
Swedbank AB
0.790% due 01/14/2013		500	500
Tayarra Ltd.
3.628% due 02/15/2022		1,853	2,033
UBS AG
1.313% due 01/28/2014		1,000	1,006
Wachovia Corp.
0.710% due 10/15/2016		3,400	3,343

			297,494

INDUSTRIALS 4.6%
Anheuser-Busch InBev Worldwide, Inc.
0.863% due 01/27/2014		6,400	6,435
Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		5,015	5,162
Caterpillar, Inc.
0.482% due 05/21/2013		6,000	6,007
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013		6,100	6,197
COX Communications, Inc.
4.625% due 06/01/2013		1,675	1,704
Daimler Finance North America LLC
1.510% due 09/13/2013		1,600	1,609
Deutsche Telekom International Finance BV
5.250% due 07/22/2013		8,869	9,097
EOG Resources, Inc.
1.063% due 02/03/2014		6,600	6,648
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		1,700	1,808
General Electric Co.
0.850% due 10/09/2015		4,200	4,217
General Mills, Inc.
5.250% due 08/15/2013		3,500	3,603
HCA, Inc.
5.750% due 03/15/2014		100	105
7.875% due 02/15/2020		5,000	5,587
8.500% due 04/15/2019		1,000	1,120
Hewlett-Packard Co.
0.592% due 05/24/2013		3,800	3,789
Hutchison Whampoa International Ltd.
6.500% due 02/13/2013		5,000	5,037
Mondelez International, Inc.
2.625% due 05/08/2013		8,100	8,152
Noble Group Ltd.
6.750% due 01/29/2020		4,600	4,870
Pearson Dollar Finance PLC
5.500% due 05/06/2013		7,000	7,106

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pemex Project Funding Master Trust
7.500% due 12/18/2013	GBP	100	$172
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017		$6,000	6,235
Time Warner Cable, Inc.
6.200% due 07/01/2013		3,000	3,083
WM Wrigley Jr. Co.
3.050% due 06/28/2013		500	506

			98,249

UTILITIES 2.0%
AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013		4,800	5,006
BellSouth Corp.
4.020% due 04/26/2021		5,600	5,658
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		700	800
Dominion Resources, Inc.
5.000% due 03/15/2013		3,000	3,028
Gazprom OAO Via Gaz Capital S.A.
7.510% due 07/31/2013		2,500	2,589
Gazprom OAO Via RBS AG
9.625% due 03/01/2013		200	203
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		5,850	6,419
10.500% due 03/25/2014		2,000	2,194
NextEra Energy Capital Holdings, Inc.
5.350% due 06/15/2013		4,000	4,083
Qtel International Finance Ltd.
3.375% due 10/14/2016		2,300	2,418
Qwest Corp.
3.558% due 06/15/2013		8,800	8,869
TNK-BP Finance S.A.
7.500% due 07/18/2016		400	465

			41,732

Total Corporate Bonds & Notes (Cost $430,914)			437,475

MUNICIPAL BONDS & NOTES 1.9%

ALABAMA 0.3%
Alabama Public School & College Authority Revenue Bonds, Series 2007
5.000% due 12/01/2025		6,100	7,101

CALIFORNIA 0.2%
California State General Obligation Bonds, Series 2012
5.000% due 09/01/2029		1,200	1,363
Santa Clara County, California General Obligation Bonds, Series 2009
5.000% due 08/01/2030		2,600	3,061

			4,424

NEW JERSEY 0.2%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.308% due 06/15/2013		3,300	3,307

NEW YORK 0.7%
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2005
5.000% due 06/15/2037		10,200	10,998
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
5.000% due 06/15/2038		3,700	4,117

			15,115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 0.5%
Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2012
5.000% due 07/01/2022	$8,500	$9,692

TEXAS 0.0%
North Texas Higher Education Authority Revenue Bonds, Series 2011
1.460% due 04/01/2040	502	513

Total Municipal Bonds & Notes (Cost $40,099)		40,152

U.S. GOVERNMENT AGENCIES 53.0%
Fannie Mae
0.000% due 07/01/2036 (a)	9,709	9,171
0.270% due 12/25/2036 - 07/25/2037	993	961
0.520% due 04/25/2037	686	690
0.560% due 07/25/2037 - 03/25/2044	3,309	3,317
0.610% due 05/25/2031 - 11/25/2032	136	135
0.719% due 12/25/2022	102	103
0.875% due 08/28/2017 - 12/20/2017	4,400	4,415
0.950% due 03/25/2040	5,307	5,373
1.000% due 01/25/2043	1,300	1,297
1.019% due 04/25/2023	115	117
1.069% due 02/25/2023	6	6
1.119% due 05/25/2022 - 06/17/2027	64	66
1.250% due 01/30/2017	4,300	4,413
1.360% due 07/01/2042 - 06/01/2043	503	511
1.410% due 09/01/2041	324	334
1.560% due 09/01/2040	3	3
2.052% due 11/01/2035	89	93
2.500% due 03/01/2026 - 12/01/2027	11,818	12,371
2.645% due 09/01/2035	500	532
2.671% due 07/01/2035	120	128
3.000% due 02/01/2021 - 01/01/2043	65,520	68,696
4.000% due 03/01/2023 - 02/01/2043	358,227	384,523
4.491% due 12/01/2036	34	36
4.500% due 08/01/2018 - 01/01/2043	232,052	251,102
4.612% due 09/01/2034	25	27
5.000% due 02/13/2017 - 02/01/2043	113,659	123,350
5.375% due 06/12/2017	1,400	1,685
5.500% due 07/01/2028 - 02/01/2043	26,944	29,335
6.000% due 03/01/2017 - 01/01/2039	29,007	31,897
6.176% due 12/25/2042	12	15
6.500% due 04/01/2036 - 11/01/2036	334	385
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	3,536	3,722
Federal Housing Administration
7.430% due 10/01/2020	2	2
Freddie Mac
0.250% due 12/25/2036	1,413	1,404
0.359% due 07/15/2019 - 08/15/2019	1,861	1,864

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.470% due 08/25/2031	$198	$194
0.509% due 05/15/2036	553	555
0.559% due 12/15/2030	5	5
0.609% due 06/15/2018	42	42
0.750% due 01/12/2018	2,200	2,188
1.000% due 07/28/2017 - 09/29/2017	6,100	6,170
1.250% due 08/01/2019 - 10/02/2019	1,200	1,200
1.360% due 02/25/2045	401	388
2.835% due 07/01/2035	241	257
2.896% due 09/01/2035	528	564
3.000% due 08/01/2019	69,900	70,977
4.500% due 09/01/2038 - 05/01/2041	78,757	84,616
5.000% due 05/01/2024 - 01/15/2047	3,756	3,982
5.500% due 08/23/2017 - 07/01/2038	1,876	2,054
6.000% due 09/01/2016 - 03/01/2038	868	946
6.500% due 07/25/2043	85	97
Ginnie Mae
1.988% due 02/20/2041	2,881	2,930
6.000% due 09/15/2017	1,360	1,457
Small Business Administration
5.600% due 09/01/2028	665	775

Total U.S. Government Agencies (Cost $1,116,148)		1,121,476

U.S. TREASURY OBLIGATIONS 8.8%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022	5,417	5,883
0.125% due 07/15/2022	76,448	82,952
0.625% due 07/15/2021 (j)	11,495	13,066
1.125% due 01/15/2021	10,046	11,802
1.250% due 07/15/2020 (j)	11,986	14,222
1.375% due 01/15/2020	4,065	4,820
U.S. Treasury Notes
0.375% due 11/15/2015	20,400	20,421
0.750% due 10/31/2017 (h)(i)	20,600	20,663
0.875% due 07/31/2019 (h)(i)(j)	12,600	12,436

Total U.S. Treasury Obligations (Cost $185,730)		186,265

MORTGAGE-BACKED SECURITIES 6.0%
Adjustable Rate Mortgage Trust
3.111% due 09/25/2035	1,294	1,193
American Home Mortgage Investment Trust
2.526% due 02/25/2045	231	225
2.533% due 10/25/2034	476	477
Banc of America Commercial Mortgage Trust
5.634% due 04/10/2049	281	288
Banc of America Funding Corp.
0.490% due 07/25/2037	1,715	1,421
5.621% due 01/20/2047 ^	722	527
Banc of America Large Loan, Inc.
2.509% due 11/15/2015	732	733
Banc of America Mortgage Trust
2.998% due 07/25/2034	1,243	1,233
3.094% due 08/25/2034	4,150	4,072
3.119% due 05/25/2033	662	664
6.500% due 10/25/2031	13	13
Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 08/25/2035	2,964	3,011
2.643% due 04/25/2033	7	7

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.959% due 02/25/2033		$2	$2
2.960% due 08/25/2035 ^		530	420
2.972% due 01/25/2035		305	303
3.064% due 01/25/2034		35	35
3.078% due 03/25/2035		2,805	2,831
3.129% due 07/25/2034		514	473
5.136% due 04/25/2033		10	10
5.223% due 01/25/2035		7,855	8,039
Bear Stearns Alt-A Trust
0.370% due 02/25/2034		666	639
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044		400	455
5.471% due 01/12/2045		1,200	1,401
Bear Stearns Structured Products, Inc.
2.797% due 01/26/2036		1,343	888
2.829% due 12/26/2046		711	407
CC Funding Corp.
0.490% due 01/25/2035		108	87
Citigroup Mortgage Loan Trust, Inc.
2.600% due 05/25/2035		271	267
2.689% due 08/25/2035		1,299	704
Commercial Mortgage Pass-Through Certificates
5.448% due 01/15/2049		180	182
Countrywide Alternative Loan Trust
0.390% due 05/25/2047		735	522
6.000% due 10/25/2033		20	21
Countrywide Home Loan Mortgage Pass-Through Trust
2.628% due 02/20/2036		677	520
2.803% due 02/20/2035		1,609	1,510
2.934% due 11/20/2034		1,866	1,706
2.934% due 11/25/2034		950	870
Credit Suisse First Boston Mortgage Securities Corp.
0.839% due 03/25/2032		2	2
3.936% due 05/15/2038		3,573	3,584
Credit Suisse Mortgage Pass-Through Certificates
5.676% due 03/15/2039		400	452
Deutsche Mortgage Securities, Inc.
5.236% due 06/26/2035		1,500	1,533
Epic Opera PLC
0.778% due 07/28/2016	GBP	979	1,557
First Horizon Alternative Mortgage Securities
2.555% due 09/25/2034		$1,987	1,975
First Horizon Mortgage Pass-Through Trust
2.613% due 08/25/2035		572	559
2.625% due 02/25/2035		3,044	2,886
German Residential Asset Note Distributor PLC
0.445% due 07/20/2016	EUR	3,645	4,734
GMAC Mortgage Corp. Loan Trust
3.350% due 11/19/2035		$328	291
Granite Master Issuer PLC
0.351% due 12/20/2054		4,890	4,810
0.411% due 12/20/2054		760	747
0.814% due 12/20/2054	GBP	793	1,267
Granite Mortgages PLC
0.585% due 01/20/2044	EUR	138	181
0.898% due 09/20/2044	GBP	871	1,397
0.909% due 01/20/2044		120	192
Greenpoint Mortgage Pass-Through Certificates
3.168% due 10/25/2033		$1,839	1,826
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		200	214
5.444% due 03/10/2039		1,900	2,196
GS Mortgage Securities Corp.
1.103% due 03/06/2020		4,842	4,847
GSR Mortgage Loan Trust
2.660% due 09/25/2035		1,360	1,370
2.944% due 09/25/2034		220	203

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Harborview Mortgage Loan Trust
0.430% due 05/19/2035		$158	$125
3.075% due 07/19/2035		871	711
Holmes Master Issuer PLC
1.560% due 10/15/2054	EUR	1,200	1,601
Impac CMB Trust
1.210% due 07/25/2033		$247	222
Indymac Index Mortgage Loan Trust
2.651% due 12/25/2034		437	388
JPMorgan Chase Commercial Mortgage Securities Corp.
4.654% due 01/12/2037		2,581	2,618
5.420% due 01/15/2049		600	696
5.882% due 02/15/2051		1,300	1,540
JPMorgan Mortgage Trust
4.963% due 02/25/2035		211	215
5.750% due 01/25/2036		53	52
LB-UBS Commercial Mortgage Trust
5.713% due 09/15/2045		1,341	1,456
MASTR Asset Securitization Trust
5.500% due 09/25/2033		18	19
Mellon Residential Funding Corp.
0.689% due 06/15/2030		186	184
Merrill Lynch Floating Trust
0.751% due 07/09/2021		17,377	17,311
Merrill Lynch Mortgage Investors Trust
0.460% due 11/25/2035		426	395
1.214% due 10/25/2035		233	230
2.305% due 01/25/2029		23	22
2.420% due 10/25/2035		927	921
Merrill Lynch Mortgage Investors, Inc.
0.420% due 02/25/2036		493	430
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		2,700	3,132
Morgan Stanley Capital Trust
5.809% due 12/12/2049		300	357
Morgan Stanley Re-REMIC Trust
5.789% due 08/12/2045		700	821
Opera Finance PLC
0.758% due 04/25/2017	GBP	4,693	7,423
Opteum Mortgage Acceptance Corp.
0.490% due 12/25/2035		$1,089	891
Prime Mortgage Trust
0.610% due 02/25/2019		1	1
0.610% due 02/25/2034		18	17
Residential Funding Mortgage Securities, Inc. Trust
3.320% due 09/25/2035		1,358	1,108
Salomon Brothers Mortgage Securities, Inc.
4.000% due 12/25/2018		44	46
Structured Adjustable Rate Mortgage Loan Trust
1.572% due 01/25/2035		358	255
2.775% due 02/25/2034		525	533
2.797% due 08/25/2035		396	361
2.812% due 08/25/2034		710	701
Structured Asset Mortgage Investments, Inc.
0.490% due 02/25/2036		218	147
0.870% due 09/19/2032		7	7
Structured Asset Securities Corp.
2.859% due 10/28/2035		329	305
Wachovia Bank Commercial Mortgage Trust
0.289% due 06/15/2020		2,757	2,716
5.421% due 04/15/2047		1,005	1,035
WaMu Mortgage Pass-Through Certificates
0.480% due 12/25/2045		191	178
0.550% due 01/25/2045		1,404	1,293
0.895% due 01/25/2047		462	389
1.339% due 05/25/2041		38	38
1.365% due 11/25/2042		80	76

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.565% due 06/25/2042		$47	$45
1.565% due 08/25/2042		202	194
2.261% due 02/27/2034		33	33
Wells Fargo Mortgage-Backed Securities Trust
2.618% due 03/25/2035		582	587
2.619% due 01/25/2035		805	807
2.624% due 12/25/2034		597	597
2.627% due 03/25/2036		672	661

Total Mortgage-Backed Securities (Cost $123,811)			126,869

ASSET-BACKED SECURITIES 6.1%
ACE Securities Corp.
0.270% due 10/25/2036		130	43
American Money Management Corp. CLO Ltd.
0.544% due 08/08/2017		2,210	2,195
Ameriquest Mortgage Securities, Inc.
0.710% due 09/25/2035		7,100	5,587
Amortizing Residential Collateral Trust
0.790% due 07/25/2032		13	11
Asset-Backed Securities Corp. Home Equity
0.485% due 09/25/2034		286	275
1.859% due 03/15/2032		166	144
Avalon Capital Ltd.
0.582% due 02/24/2019		3,433	3,391
Babson CLO Ltd.
0.678% due 06/15/2016		47	47
Bear Stearns Asset-Backed Securities Trust
1.210% due 10/25/2037		2,921	2,353
Citibank Omni Master Trust
2.959% due 08/15/2018		1,500	1,561
Cougar CLO PLC
1.029% due 07/15/2020	EUR	10,429	13,449
Countrywide Asset-Backed Certificates
0.470% due 05/25/2036		$1,188	1,152
0.690% due 12/25/2031		37	24
0.910% due 12/25/2033		2,102	1,842
1.010% due 03/25/2033		1,710	1,474
Credit Suisse First Boston Mortgage Securities Corp.
0.830% due 01/25/2032		9	8
Dryden Leveraged Loan CDO
0.562% due 05/22/2017		2,175	2,149
Educational Services of America, Inc.
1.360% due 09/25/2040		3,659	3,732
Equity One ABS, Inc.
0.770% due 11/25/2032		9	8
Four Corners CLO
0.580% due 01/26/2020		3,226	3,169
Franklin CLO Ltd.
0.568% due 06/15/2018		7,495	7,295
Galaxy CLO Ltd.
0.579% due 10/20/2017		731	726
GE-WMC Mortgage Securities LLC
0.250% due 08/25/2036		17	7
Gulf Stream Compass CLO Ltd.
0.576% due 01/24/2020		9,975	9,899
Halcyon Structured Asset Management Long/Short Ltd.
0.533% due 10/12/2018		4,106	4,069
HSBC Home Equity Loan Trust
0.501% due 01/20/2034		1,275	1,237
Hyde Park CDO BV
0.568% due 06/14/2022	EUR	4,125	5,290
Leopard CLO BV
0.656% due 04/21/2020		797	1,029
Long Beach Mortgage Loan Trust
0.770% due 10/25/2034		$34	30

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Massachusetts Educational Financing Authority
1.265% due 04/25/2038		$1,020	$1,025
Merrill Lynch Mortgage Investors, Inc.
0.410% due 08/25/2036		1,400	1,340
Morgan Stanley Investment Management Croton Ltd.
0.600% due 01/15/2018		1,259	1,239
Neptune Finance CCS Ltd.
0.934% due 04/20/2020		2,200	2,154
Oak Hill Credit Partners
0.561% due 05/17/2021		11,717	11,595
Pacifica CDO Ltd.
0.574% due 01/26/2020		3,487	3,443
Panhandle-Plains Higher Education Authority, Inc.
1.438% due 10/01/2035		2,121	2,153
Renaissance Home Equity Loan Trust
0.710% due 12/25/2033		5,212	4,964
SLC Student Loan Trust
0.390% due 11/15/2021		811	807
4.750% due 06/15/2033		2,243	2,145
SLM Student Loan Trust
0.395% due 10/25/2021		949	949
0.959% due 10/16/2023		3,343	3,357
1.259% due 06/15/2023		4,387	4,422
1.309% due 12/15/2021		1,568	1,580
1.815% due 04/25/2023		901	940
1.859% due 12/15/2017		1,293	1,298
3.500% due 08/17/2043		2,758	2,669
South Carolina Student Loan Corp.
1.061% due 03/02/2020		2,000	2,014
Stanfield Bristol CLO Ltd.
0.570% due 10/15/2019		3,752	3,704
Structured Asset Investment Loan Trust
0.570% due 10/25/2035		672	632
0.915% due 03/25/2034		681	602
Wells Fargo Home Equity Trust
0.470% due 05/25/2036		1,100	914
Wood Street CLO BV
0.602% due 11/22/2021	EUR	1,723	2,225

Total Asset-Backed Securities (Cost $126,563)			128,367

SOVEREIGN ISSUES 9.4%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	5,743	2,960
Hydro-Quebec
2.000% due 06/30/2016		$12,800	13,348
Italy Buoni Poliennali Del Tesoro
2.500% due 03/01/2015	EUR	1,100	1,463
3.000% due 04/01/2014		300	402
3.500% due 06/01/2014		500	676
3.750% due 12/15/2013		17,600	23,726
3.750% due 08/01/2015		3,400	4,645
4.000% due 02/01/2017		300	412
4.250% due 07/01/2014		3,600	4,923
4.250% due 08/01/2014		7,100	9,728
4.500% due 07/15/2015		13,500	18,738
4.750% due 05/01/2017		7,900	11,138
4.750% due 06/01/2017		8,500	11,956
5.250% due 08/01/2017		3,000	4,309

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Italy Certificati Di Credito Del Tesoro
0.000% due 01/31/2014	EUR	6,800	$8,833
0.000% due 05/30/2014		13,900	17,876
Kommunalbanken A/S
1.375% due 06/08/2017		$7,000	7,137
Mexico Government International Bond
6.250% due 06/16/2016	MXN	38,000	3,065
Province of Ontario
0.950% due 05/26/2015		$13,900	14,087
1.100% due 10/25/2017		8,600	8,616
1.650% due 09/27/2019		2,300	2,300
3.150% due 06/02/2022	CAD	8,100	8,430
3.200% due 09/08/2016		800	848
4.000% due 06/02/2021		1,200	1,336
4.200% due 06/02/2020		100	113
4.300% due 03/08/2017		9,000	9,962
4.400% due 06/02/2019		400	454
Province of Quebec
4.250% due 12/01/2021		2,100	2,363
4.500% due 12/01/2017		600	675
4.500% due 12/01/2018		200	227
Republic of Korea
4.875% due 09/22/2014		$600	642
5.125% due 12/07/2016		500	577
5.750% due 04/16/2014		500	531
Spain Government International Bond
3.750% due 10/31/2015	EUR	1,500	1,995

Total Sovereign Issues (Cost $189,239)			198,491

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Wells Fargo & Co.
7.500% due 03/15/2013 (d)		7,463	9,142

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032		4,000	0

Total Convertible Preferred Securities (Cost $6,010)			9,142

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
DG Funding Trust
2.829% due 01/30/2013 (d)		420	3,084
Farm Credit Bank
10.000% due 12/15/2020 (d)		1,900	2,372

Total Preferred Securities (Cost $6,419)			5,456

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 12.9%

CERTIFICATES OF DEPOSIT 2.3%
Banco Bradesco S.A.
1.955% due 01/24/2013		$1,200	1,201
Banco do Brasil S.A.
0.000% due 06/28/2013		7,300	7,285

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dexia Credit Local S.A.
1.500% due 09/27/2013		$2,900	$2,900
1.700% due 09/06/2013		13,100	13,115
Itau Unibanco Holding S.A.
0.000% due 10/31/2013		20,900	20,652
0.000% due 11/01/2013		3,300	3,284

			48,437

COMMERCIAL PAPER 0.8%
Ford Motor Credit Co. LLC
1.017% due 02/15/2013		1,300	1,298
Santander S.A.
2.200% due 04/02/2013		16,700	16,653

			17,951

REPURCHASE AGREEMENTS 0.2%
Banc of America Securities LLC
0.230% due 01/02/2013		400	400
(Dated 12/31/2012. Collateralized by U.S. Treasury Bills 0.000% due 12/12/2013 valued at $408. Repurchase proceeds are $400.)
State Street Bank and Trust Co.
0.010% due 01/02/2013		3,033	3,033
(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $3,096. Repurchase proceeds are $3,033.)

			3,433

MEXICO TREASURY BILLS 4.3%
4.499% due 01/24/2013 - 03/07/2013 (b)	MXN	1,194,100	91,940

U.S. TREASURY BILLS 0.1%
0.143% due 03/14/2013 - 12/12/2013 (b)(g)(j)		$1,370	1,369

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 5.2%
PIMCO Short-Term Floating NAV Portfolio		109	1
PIMCO Short-Term Floating NAV Portfolio III		10,971,858	109,664

			109,665

Total Short-Term Instruments (Cost $271,849)			272,795

Total Investments 120.2% (Cost $2,511,178)			$2,540,909

Written Options (l) (0.0%) (Premiums $2,465)			(978)

Other Assets and Liabilities (Net) (20.2%)			(425,749)

Net Assets 100.0%			$2,114,182

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Principal only security.
(b)	Coupon represents a weighted average yield to maturity.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.
(e)	Affiliated to the Portfolio.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $50,954 at a weighted average interest rate of (0.053%).
(g)	Securities with an aggregate market value of $260 have been pledged as collateral for the transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:
(h)	Securities with an aggregate market value of $1,855 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2014	27	$23
90-Day Euribor June Futures	Long	06/2015	8	0
90-Day Euribor March Futures	Long	03/2015	10	1
90-Day Eurodollar December Futures	Long	12/2015	2,550	(217)
90-Day Eurodollar June Futures	Long	06/2015	664	185
90-Day Eurodollar March Futures	Long	03/2016	315	81

				$73

(i)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $3,824 and cash of $6 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Unrealized (Depreciation)
CDX.HY-18 5-Year Index	(5.000%	)	06/20/2017	$1,782	$(32)	$(83)
CDX.IG-18 5-Year Index	(1.000%	)	06/20/2017	17,400	(123)	(48)
CDX.IG-19 5-Year Index	(1.000%	)	12/20/2017	136,000	(348)	(39)

					$(503)	$(170)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$	343,100	$2,607	$155
Receive	3-Month USD-LIBOR	2.500%	12/19/2042		12,300	753	540

						$3,360	$695

(j)	Securities with an aggregate market value of $4,591 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.

(k)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid	Unrealized (Depreciation)
Credit Agricole S.A.	CBK	(1.000%	)	03/20/2014	0.202%	$	1,000	$(10)	$28	$(38)

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	GST	5.000%	06/20/2014	0.781%	$	1,800	$115	$70	$45
Australia Government Bond	BOA	1.000%	06/20/2017	0.370%		900	25	11	14
Australia Government Bond	CBK	1.000%	06/20/2017	0.370%		300	8	3	5
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2016	0.867%		1,100	5	(14)	19
Berkshire Hathaway Finance Corp.	DUB	1.000%	06/20/2017	1.084%		1,000	(4)	(22)	18
Berkshire Hathaway Finance Corp.	FBF	1.000%	09/20/2017	1.129%		1,300	(7)	(13)	6
Berkshire Hathaway Finance Corp.	JPM	1.000%	09/20/2017	1.129%		1,000	(6)	(11)	5
Berkshire Hathaway Finance Corp.	UAG	1.000%	09/20/2017	1.129%		1,300	(7)	(14)	7
Brazil Government International Bond	BRC	1.000%	09/20/2015	0.648%		5,100	51	(39)	90
Brazil Government International Bond	CBK	1.000%	09/20/2015	0.648%		1,000	10	(16)	26
Brazil Government International Bond	CBK	1.000%	06/20/2016	0.771%		27,000	223	(52)	275
Brazil Government International Bond	HUS	1.000%	09/20/2015	0.648%		1,000	10	(10)	20

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	HUS	1.000%	03/20/2016	0.715%	$	1,200	$11	$(6)	$17
Brazil Government International Bond	HUS	1.000%	06/20/2017	0.953%		2,700	7	(41)	48
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.648%		400	4	(4)	8
Brazil Government International Bond	JPM	1.000%	06/20/2017	0.953%		2,200	5	(34)	39
Brazil Government International Bond	UAG	1.000%	09/20/2015	0.648%		500	5	(5)	10
Export-Import Bank of China	DUB	1.000%	12/20/2016	0.636%		2,300	34	(186)	220
Export-Import Bank of Korea	DUB	1.000%	12/20/2016	0.485%		1,000	21	(64)	85
France Government Bond	CBK	0.250%	12/20/2015	0.448%		500	(3)	(13)	10
France Government Bond	CBK	0.250%	09/20/2016	0.603%		1,500	(19)	(86)	67
France Government Bond	UAG	0.250%	09/20/2016	0.603%		1,400	(18)	(88)	70
General Electric Capital Corp.	BPS	1.250%	03/20/2013	0.163%		700	2	0	2
General Electric Capital Corp.	CBK	4.000%	12/20/2013	0.220%		2,200	85	0	85
General Electric Capital Corp.	CBK	4.325%	12/20/2013	0.220%		1,600	67	0	67
General Electric Capital Corp.	DUB	4.230%	12/20/2013	0.220%		2,400	98	0	98
General Electric Capital Corp.	DUB	4.900%	12/20/2013	0.220%		1,900	90	0	90
General Electric Capital Corp.	DUB	1.000%	03/20/2016	0.825%		100	1	(6)	7
General Electric Capital Corp.	JPM	1.000%	03/20/2014	0.249%		1,000	10	(29)	39
General Electric Capital Corp.	MYC	1.000%	06/20/2016	0.892%		200	1	(1)	2
Japan Government International Bond	BOA	1.000%	12/20/2015	0.435%		1,400	24	24	0
Japan Government International Bond	BOA	1.000%	03/20/2016	0.458%		5,900	105	82	23
Japan Government International Bond	BRC	1.000%	06/20/2015	0.375%		2,400	38	37	1
Japan Government International Bond	BRC	1.000%	12/20/2015	0.435%		1,400	24	25	(1)
Japan Government International Bond	BRC	1.000%	03/20/2016	0.458%		4,400	78	59	19
Japan Government International Bond	DUB	1.000%	09/20/2015	0.408%		9,000	148	149	(1)
Japan Government International Bond	DUB	1.000%	06/20/2017	0.673%		5,900	87	1	86
Japan Government International Bond	GST	1.000%	03/20/2015	0.335%		1,000	15	10	5
Japan Government International Bond	JPM	1.000%	03/20/2016	0.458%		1,200	21	10	11
Japan Government International Bond	MYC	1.000%	12/20/2015	0.435%		1,500	26	26	0
Japan Government International Bond	MYC	1.000%	06/20/2017	0.673%		1,700	25	(1)	26
Japan Government International Bond	UAG	1.000%	12/20/2015	0.435%		1,400	24	22	2
MetLife, Inc.	CBK	1.000%	12/20/2014	0.730%		8,200	46	(217)	263
MetLife, Inc.	DUB	1.000%	12/20/2017	1.556%		5,000	(130)	(204)	74
MetLife, Inc.	FBF	1.000%	12/20/2014	0.730%		1,300	7	(20)	27
Mexico Government International Bond	BRC	1.000%	09/20/2015	0.551%		5,100	64	(39)	103
Mexico Government International Bond	BRC	1.000%	06/20/2017	0.840%		1,300	10	(19)	29
Mexico Government International Bond	DUB	1.000%	03/20/2016	0.619%		3,200	40	(18)	58
Mexico Government International Bond	DUB	1.000%	06/20/2016	0.669%		7,900	93	19	74
Mexico Government International Bond	DUB	1.000%	06/20/2017	0.840%		1,300	9	(19)	28
NRG Energy, Inc.	BOA	5.000%	06/20/2017	3.072%		1,900	156	(195)	351
Republic of Germany	CBK	0.250%	09/20/2016	0.287%		13,300	(16)	(287)	271
SLM Corp.	BOA	5.000%	03/20/2016	2.338%		9,000	757	16	741
U.S. Treasury Notes	BPS	0.250%	09/20/2016	0.255%	EUR	6,500	0	(124)	124
United Kingdom Gilt	CBK	1.000%	03/20/2016	0.230%	$	1,200	30	16	14
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.230%		900	22	17	5
United Kingdom Gilt	GST	1.000%	03/20/2015	0.188%		300	6	2	4
United Kingdom Gilt	GST	1.000%	03/20/2016	0.230%		1,300	33	19	14
United Kingdom Gilt	GST	1.000%	09/20/2016	0.273%		4,400	120	76	44
United Kingdom Gilt	GST	1.000%	06/20/2017	0.337%		3,300	99	58	41
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.253%		200	5	3	2
United Kingdom Gilt	MYC	1.000%	09/20/2016	0.273%		22,100	604	205	399
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.253%		2,000	53	35	18

							$3,447	$(902)	$4,349

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	BRC	5.000%	12/20/2014	$	1,900	$120	$190	$(70)
CDX.EM-12 5-Year Index	UAG	5.000%	12/20/2014		1,000	63	99	(36)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015		8,900	688	1,031	(343)
CDX.EM-13 5-Year Index	GST	5.000%	06/20/2015		400	31	50	(19)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		6,100	472	678	(206)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		500	38	56	(18)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		8,300	642	966	(324)
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		193	3	0	3
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		386	6	0	6
CMBX.NA.AAA.3 Index	BOA	0.080%	12/13/2049		800	(34)	(46)	12
CMBX.NA.AAA.3 Index	DUB	0.080%	12/13/2049		2,800	(121)	(163)	42

						$1,908	$2,861	$(953)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	BRC	MXN	2,500	$(3)	$(2)	$(1)
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	HUS		7,500	(7)	(5)	(2)
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BOA		99,000	75	(29)	104
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		54,000	41	(16)	57
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	GLM		30,000	22	(6)	28
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		80,300	60	(7)	67
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		30,000	23	2	21

							$211	$(63)	$274

(l)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.200%	02/19/2013	$	31,500	$89	$(11)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		132,800	530	(116)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		8,300	31	(7)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		6,000	56	0
Put - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		3,800	11	(1)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	03/18/2013		98,100	98	(152)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		98,100	142	(86)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	06/17/2013		73,200	161	(138)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		119,900	673	(105)
Put - OTC 5-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.100%	01/21/2013	EUR	6,300	39	0
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.100%	01/21/2013		3,300	28	0
Put - OTC 5-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.100%	01/21/2013		34,600	219	(1)
Call - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.200%	03/18/2013	$	73,900	189	(197)
Put - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		73,900	199	(164)

								$2,465	$(978)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2011	170	$334,300	EUR	0	$2,996
Sales	657	1,250,300		88,400	3,720
Closing Buys	(827)	(649,000)		(44,200)	(3,819)
Expirations	0	0		0	0
Exercised	0	(216,100)		0	(432)

Balance at 12/31/2012	0	$719,500	EUR	44,200	$2,465

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(m)	Short sales outstanding as of December 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	01/01/2043	$20,000	$21,954	$(21,847)
Freddie Mac	5.000%	01/01/2043	2,000	2,146	(2,152)

				$24,100	$(23,999)

(n)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	1,313	$	1,357	WST	$0	$(6)	$(6)
01/2013	EUR	900		1,116	DUB	0	(73)	(73)
01/2013		5,690		6,992	UAG	0	(521)	(521)
01/2013	JPY	687,058		8,377	DUB	446	0	446
01/2013		33,650		397	RYL	8	0	8
01/2013	MXN	343,650		26,397	CBK	0	(123)	(123)
01/2013		77,648		5,905	UAG	0	(91)	(91)
01/2013	$	1,398	AUD	1,340	JPM	0	(8)	(8)
01/2013		5	SGD	6	BRC	0	0	0
02/2013	CNY	1,264	$	200	BRC	0	(1)	(1)
02/2013		1,259		200	FBF	0	0	0
02/2013		4,421		700	UAG	0	(3)	(3)
02/2013	MXN	58,847		4,491	FBF	0	(47)	(47)
02/2013		113,356		8,484	HUS	0	(252)	(252)
02/2013		93,600		7,004	RBC	0	(210)	(210)
02/2013		261,994		19,895	UAG	0	(310)	(310)
02/2013	$	200	BRL	411	BRC	0	0	0
02/2013		7,173		14,800	HUS	24	0	24
02/2013		400		821	MSC	0	0	0
02/2013		600		1,233	UAG	0	0	0
02/2013		800	CNY	5,050	CBK	3	0	3
02/2013		300		1,893	GST	1	0	1
03/2013	CAD	483	$	489	BRC	4	0	4
03/2013		23,906		24,195	CBK	202	0	202
03/2013	EUR	59,606		77,830	BRC	0	(899)	(899)
03/2013		255		338	CBK	1	0	1
03/2013		518		683	FBF	0	(2)	(2)
03/2013		1,706		2,247	UAG	0	(6)	(6)
03/2013	GBP	7,457		11,943	JPM	0	(168)	(168)
03/2013	MXN	232,844		17,755	RBC	0	(154)	(154)
03/2013	$	1,105	EUR	845	DUB	11	0	11
03/2013		103		78	JPM	0	0	0
03/2013		1,171		888	RYL	1	0	1
04/2013		629	MXN	8,241	DUB	4	0	4
04/2013		5,371		69,763	HUS	15	(34)	(19)
04/2013		5,746		75,096	JPM	15	0	15
04/2013		1,299		17,048	MSC	9	0	9
04/2013		203		2,715	UAG	5	0	5
05/2013	EUR	12,500	$	15,834	JPM	0	(686)	(686)
09/2013		17,900		22,490	BOA	0	(1,194)	(1,194)
12/2013		17,600		22,215	BOA	0	(1,100)	(1,100)
01/2014		6,800		8,584	BPS	0	(429)	(429)
04/2014		300		380	CBK	0	(18)	(18)
05/2014		6,700		8,472	BPS	0	(423)	(423)
06/2014		500		634	FBF	0	(30)	(30)

						$749	$(6,788)	$(6,039)

(o)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Bank Loan Obligations	$0	$14,421	$0	$14,421
Corporate Bonds & Notes
Banking & Finance	0	295,473	2,021	297,494

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Industrials	$0	$98,249	$0	$98,249
Utilities	0	41,732	0	41,732
Municipal Bonds & Notes
Alabama	0	7,101	0	7,101

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
California	$0	$4,424	$0	$4,424
New Jersey	0	3,307	0	3,307
New York	0	15,115	0	15,115
Pennsylvania	0	9,692	0	9,692
Texas	0	513	0	513
U.S. Government Agencies	0	1,121,474	2	1,121,476
U.S. Treasury Obligations	0	186,265	0	186,265
Mortgage-Backed Securities	0	126,869	0	126,869
Asset-Backed Securities	0	124,635	3,732	128,367
Sovereign Issues	0	198,491	0	198,491
Convertible Preferred Securities
Banking & Finance	0	9,142	0	9,142
Preferred Securities
Banking & Finance	0	2,372	3,084	5,456
Short-Term Instruments
Certificates of Deposit	0	48,437	0	48,437
Commercial Paper	0	17,951	0	17,951
Repurchase Agreements	0	3,433	0	3,433
Mexico Treasury Bills	0	91,940	0	91,940
U.S. Treasury Bills	0	1,369	0	1,369

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Central Funds Used for Cash Management Purposes	$109,665	$0	$0	$109,665
	$109,665	$2,422,405	$8,839	$2,540,909

Short Sales, at value	$0	$(23,999)	$0	$(23,999)

Financial Derivative Instruments - Assets
Credit Contracts	0	4,414	0	4,414
Foreign Exchange Contracts	0	749	0	749
Interest Rate Contracts	290	972	0	1,262
	$290	$6,135	$0	$6,425

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(1,226)	0	(1,226)
Foreign Exchange Contracts	0	(6,788)	0	(6,788)
Interest Rate Contracts	(217)	(981)	0	(1,198)
	$(217)	$(8,995)	$0	$(9,212)

Totals	$109,738	$2,395,546	$8,839	$2,514,123

(ii) There were assets and liabilities valued at $9,142 transferred from Level 1 to Level 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (2)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$2,100	$(100)	$0	$0	$21	$0	$0	$2,021	$21
U.S. Government Agencies	6	0	(4)	0	0	0	0	0	2	0
Asset-Backed Securities	0	4,400	(741)	0	0	73	0	0	3,732	73
Convertible Preferred Securities
Industrials	2	0	0	0	0	(2)	0	0	0	0
Preferred Securities
Banking & Finance	3,155	0	0	0	0	(71)	0	0	3,084	(71)

Totals	$3,163	$6,500	$(845)	$0	$0	$21	$0	$0	$8,839	$23

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$2,021	Benchmark Pricing	Base Price	101.40
U.S. Government Agencies	2	Benchmark Pricing	Base Price	98.65
Asset-Backed Securities	3,732	Third Party Vendor	Broker Quote	102.00
Convertible Preferred Securities
Banking & Finance	0	Other Valuation Techniques (3)	—	—
Preferred Securities
Banking & Finance	3,084	Benchmark Pricing	Base Price	$7,393.89

Total	$8,839

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as the securities valued using such techniques are not considered significant to the Portfolio.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

December 31, 2012

(p) Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$181	$181
Unrealized appreciation on foreign currency contracts	0	0	0	749	0	749
Unrealized appreciation on OTC swap agreements	0	4,414	0	0	277	4,691

	$0	$4,414	$0	$749	$458	$5,621

Liabilities:
Written options outstanding	$0	$0	$0	$0	$978	$978
Variation margin payable on financial derivative instruments (2)	0	126	0	0	3	129
Unrealized depreciation on foreign currency contracts	0	0	0	6,788	0	6,788
Unrealized depreciation on OTC swap agreements	0	1,056	0	0	3	1,059

	$0	$1,182	$0	$6,788	$984	$8,954

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized gain on futures contracts	$0	$0	$0	$0	$2,657	$2,657
Net realized gain on written options	0	0	0	0	3,018	3,018
Net realized gain on swaps	0	4,931	0	0	4,638	9,569
Net realized (loss) on foreign currency transactions	0	0	0	(1,418)	0	(1,418)

	$0	$4,931	$0	$(1,418)	$10,313	$13,826

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on futures contracts	$0	$0	$0	$0	$266	$266
Net change in unrealized (depreciation) on written options	0	0	0	0	(1,264)	(1,264)
Net change in unrealized appreciation (depreciation) on swaps	0	9,549	0	0	(2,672)	6,877
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(9,590)	0	(9,590)

	$0	$9,549	$0	$(9,590)	$(3,670)	$(3,711)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/depreciation of $73 and open centrally cleared swaps cumulative appreciation/depreciation of $525 as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(1,308)	$1,533	$225
BPS	(850)	879	29
BRC	215	(300)	(85)
CBK	486	(610)	(124)
DUB	769	(740)	29
FBF	(80)	98	18
GLM	(340)	337	(3)
GST	423	(490)	(67)
HUS	306	(260)	46
JPM	(769)	599	(170)
MSC	9	(104)	(95)
MYC	950	(1,400)	(450)
RBC	(364)	230	(134)
RYL	(96)	190	94
UAG	(806)	726	(80)
WST	(6)	0	(6)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

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(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the

Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as

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Notes to Financial Statements (Cont.)

an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined

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in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to,

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Notes to Financial Statements (Cont.)

investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial

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derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

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Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$76,528	$54,083

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$481,486	$2,204,670	$(2,686,339)	$242	$(58)	$1	$470	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$0	$563,286	$(453,500)	$(116)	$(6)	$109,664	$386	$0

ANNUAL REPORT	DECEMBER 31, 2012	33

Notes to Financial Statements (Cont.)

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$14,026,364	$13,558,561	$682,409	$393,962

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,461	$15,525	2,045	$21,403
Administrative Class	42,603	453,976	36,426	381,598
Advisor Class	22,060	233,999	19,540	204,573
Issued as reinvestment of distributions
Institutional Class	114	1,203	111	1,163
Administrative Class	2,487	26,451	2,109	22,064
Advisor Class	795	8,460	532	5,563
Cost of shares redeemed
Institutional Class	(2,620)	(27,778)	(1,385)	(14,518)
Administrative Class	(31,226)	(331,009)	(29,366)	(306,883)
Advisor Class	(10,877)	(115,656)	(9,367)	(97,399)
Net increase resulting from Portfolio share transactions	24,797	$265,171	20,645	$217,564

As of December 31, 2012, 3 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 54% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$18,541	$—	$36,349	$(7,948)	$(8,582)	$(2,249)	$—

(1)	Adjusted for open wash sale loss deferrals and treasury inflation protected securities deflationary adjustments for federal income tax purposes.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$8,582	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2012, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$—

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$2,511,355	$36,747	$(7,193)	$29,554

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

ANNUAL REPORT	DECEMBER 31, 2012	35

Notes to Financial Statements (Cont.)

December 31, 2012

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$36,127	$—	$—
12/31/2011	$28,791	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	WST	Westpac Banking Corp.
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar
CNY	Chinese Renminbi

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	FDIC	Federal Deposit Insurance Corp.
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

3.39%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

2.06%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT49AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Money Market Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	19
Federal Income Tax Information	20
Management of the Trust	21
Privacy Policy	23
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	24

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, foreign (non-U.S.) investment risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Money Market Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Government Agency Debt	34.1%
Government Agency Repurchase Agreements	26.1%
Treasury Repurchase Agreements	26.0%
Treasury Debt	13.8%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	7-Day Yield	30-Day Yield	1 Year	5 Years	10 Years	Class Inception (09/30/1999)
PIMCO Money Market Portfolio Administrative Class	0.00%	0.00%	0.06%	0.50%	1.62%	2.16%
Citigroup 3-Month Treasury Bill Index±	—	—	0.07%	0.45%	1.69%	2.25%
Lipper Money Market Fund Index±±	—	—	0.01%	0.54%	1.59%	2.12%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.47% for Administrative Class shares.

Money market funds are not insured or guaranteed by Federal Deposit Insurance Corporation (FDIC) or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

±± Lipper Money Market Fund Index is an average of the 30 largest equal weighted Money Market Funds as compiled by Lipper, Inc. It does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,000.30	$1,024.28
Expenses Paid During Period†	$0.85	$0.87
Net Annualized Expense Ratio††	0.17%	0.17%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 6 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Money Market Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing at least 97% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 3% of its total assets in money market securities that are in the second-highest rating category for short-term obligations that have a remaining maturity of 45 days or less.

»	The Portfolio focused its investments in high quality, short maturity assets and ended the reporting period with a high average quality.

»	The Portfolio’s weighted average maturity increased over the reporting period, which detracted from returns as short-term interest rates increased over this period.

»	The Portfolio maintained a large allocation to high quality repurchase agreements in order to maintain a high degree of liquidity and minimize interest rate risk in the short end of the yield curve.

»	The Portfolio maintained an allocation to Agency debt which provided a yield advantage over U.S. Treasury Bills.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Money Market Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Administrative Class
Net asset value beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (a)	0.00 ^	0.00 ^	0.00 ^	0.00 ^	0.02
Total income from investment operations	0.00 ^	0.00 ^	0.00 ^	0.00 ^	0.02
Dividends from net investment income	(0.00)^	(0.00)^	(0.00)^	(0.00)^	(0.02)
Total distributions	(0.00)^	(0.00)^	(0.00)^	(0.00)^	(0.02)
Net asset value end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.06%	0.06%	0.05%	0.11%	2.24%
Net assets end of year (000s)	$28,913	$39,286	$47,775	$55,381	$58,511
Ratio of expenses to average net assets	0.17%	0.11%	0.22%	0.33%	0.48%
Ratio of expenses to average net assets excluding waivers	0.47%	0.47%	0.47%	0.50%	0.48%
Ratio of expenses to average net assets excluding interest expense	0.17%	0.11%	0.22%	0.33%	0.48%
Ratio of expenses to average net assets excluding interest expense and waivers	0.47%	0.47%	0.47%	0.50%	0.48%
Ratio of net investment income to average net assets	0.03%	0.04%	0.04%	0.08%	2.58%

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Money Market Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$24,146
Repurchase agreements, at value	26,240
Receivable for Portfolio shares sold	72
Interest receivable	16
50,474

Liabilities:
Payable for Portfolio shares redeemed	$1
Accrued investment advisory fees	6
Accrued supervisory and administrative fees	5
12

Net Assets	$50,462

Net Assets Consist of:
Paid in capital	$50,440
Accumulated undistributed net realized gain	22
$50,462

Net Assets:
Institutional Class	$21,549
Administrative Class	28,913

Shares Issued and Outstanding:
Institutional Class	21,539
Administrative Class	28,900

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments	$24,146
Cost of Repurchase Agreements	$26,240

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$353
Total Income	353

Expenses:
Investment advisory fees	211
Supervisory and administrative fees	352
Servicing fees – Administrative Class	50
Trustees’ fees	2
Interest expense	2
Miscellaneous expense	9
Total Expenses	626
Waiver and/or Reimbursement by PIMCO	(343)
Net Expenses	283

Net Investment Income	70

Net Realized Gain:
Net realized gain on investments	39
Net Gain	39

Net Increase in Net Assets Resulting from Operations	$109

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

(Decrease) in Net Assets from:

Operations:
Net investment income	$70	$107
Net realized gain	39	34
Net increase resulting from operations	109	141

Distributions to Shareholders:
From net investment income
Institutional Class	(86)	(122)
Administrative Class	(21)	(25)

Total Distributions	(107)	(147)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(192,760)	(15,745)

Total (Decrease) in Net Assets	(192,758)	(15,751)

Net Assets:
Beginning of year	243,220	258,971
End of year*	$50,462	$243,220

*Including undistributed (overdistributed) net investment income of:	$0	$0

**	See note 9 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Money Market Portfolio

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 99.8%

GOVERNMENT AGENCY DEBT 34.1%
Federal Home Loan Bank
0.200% due 07/12/2013	$6,800	$6,799
0.220% due 09/04/2013	7,000	6,999
Freddie Mac
0.142% due 01/09/2013	3,400	3,400

		17,198

GOVERNMENT AGENCY REPURCHASE AGREEMENTS 26.0%
BNP Paribas Securities Corp.
0.290% due 01/02/2013	5,000	5,000
(Dated 12/31/2012. Collateralized by Ginnie Mae 3.500% due 09/20/2042 valued at $5,179. Repurchase proceeds are $5,000.)
Citigroup Global Markets, Inc.
0.270% due 01/02/2013	2,400	2,400
(Dated 12/31/2012. Collateralized by Freddie Mac 0.750% due 10/05/2016 valued at $2,458. Repurchase proceeds are $2,400.)
Goldman Sachs Group, Inc.
0.280% due 01/02/2013	2,400	2,400
(Dated 12/31/2012. Collateralized by Freddie Mac 4.500% due 02/01/2041 valued at $2,486. Repurchase proceeds are $2,400.)
Morgan Stanley & Co., Inc.
0.260% due 01/02/2013	500	500
(Dated 12/31/2012. Collateralized by Freddie Mac 2.650% due 11/06/2014 valued at $511. Repurchase proceeds are $500.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RBS Securities, Inc.
0.240% due 01/02/2013	$2,400	$2,400
(Dated 12/31/2012. Collateralized by Fannie Mae 0.500% due 07/02/2015 valued at $2,456. Repurchase proceeds are $2,400.)
State Street Bank and Trust Co.
0.010% due 01/02/2013	440	440
(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $449. Repurchase proceeds are $440.)

		13,140

TREASURY DEBT 13.7%
U.S. Treasury Bills
0.175% due 11/14/2013 - 12/12/2013 (a)	1,550	1,548
U.S. Treasury Notes
0.750% due 12/15/2013	3,220	3,237
1.000% due 01/15/2014	2,145	2,163

		6,948

TREASURY REPURCHASE AGREEMENTS 26.0%
Barclays, Inc.
0.160% due 01/11/2013	300	300
(Dated 12/21/2012. Collateralized by U.S. Treasury Notes 0.250% due 09/15/2015 valued at $307. Repurchase proceeds are $300.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Securities (USA) LLC
0.230% due 01/02/2013	$2,800	$2,800
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 2.125% due 12/31/2015 valued at $2,866. Repurchase proceeds are $2,800.)
JPMorgan Securities, Inc.
0.250% due 01/02/2013	5,000	5,000
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 2.375% due 10/31/2014 valued at $5,110. Repurchase proceeds are $5,000.)
TD Securities (USA) LLC
0.230% due 01/02/2013	5,000	5,000
(Dated 12/31/2012. Collateralized by U.S. Treasury Bonds 3.750% due 08/15/2041 valued at $5,092. Repurchase proceeds are $5,000.)

		13,100

Total Short-Term Instruments (Cost $50,386)		50,386

Total Investments 99.8% (Cost $50,386)		$50,386

Other Assets and Liabilities (Net) 0.2%		76

Net Assets 100.0%		$50,462

Notes to Schedule of Investments (amounts in thousands):

(a)	Coupon represents a weighted average yield to maturity.
(b)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Short-Term Instruments
Government Agency Debt	$0	$17,198	$0	$17,198
Government Agency Repurchase Agreements	0	13,140	0	13,140
Treasury Debt	0	6,948	0	6,948
Treasury Repurchase Agreements	0	13,100	0	13,100
	$0	$50,386	$0	$50,386

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

12	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

The Portfolio’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a

ANNUAL REPORT	DECEMBER 31, 2012	13

Notes to Financial Statements (Cont.)

government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

5. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in fixed income securities expose the Portfolio to various risks such as but not limited to, interest rate, issuer and foreign (non-U.S.) investments risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

The Portfolio may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security or repurchase agreement is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. Pacific Investment Management Company LLC (“PIMCO”), as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.12%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

To maintain certain net yields for the Portfolio, PIMCO and the Trust’s Distributor have entered into a fee and expense limitation agreement with the Portfolio (the “Agreement”) pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Portfolio’s Supervisory and Administrative Fee, any service fees applicable to a class of the Portfolio, or to the extent necessary, the Portfolio’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the Portfolio any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed 0.0049% of the class of the Portfolio’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Portfolio to maintain a negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Portfolio will not reimburse PIMCO or its affiliates for any portion of the service fees waived, reduced or reimbursed pursuant to the Agreement. There is no

ANNUAL REPORT	DECEMBER 31, 2012	15

Notes to Financial Statements (Cont.)

guarantee that the Portfolio will maintain a positive net yield. As of December 31, 2012, the recoverable amount to PIMCO was $1,158,085.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$1,994	$3,175

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	21,121	$21,121	9,756	$9,756
Administrative Class	4,813	4,813	9,352	9,352
Issued as reinvestment of distributions
Institutional Class	86	86	122	122
Administrative Class	21	21	25	25
Cost of shares redeemed
Institutional Class	(203,584)	(203,584)	(17,136)	(17,136)
Administrative Class	(15,217)	(15,217)	(17,864)	(17,864)
Net (decrease) resulting from Portfolio share transactions	(192,760)	$(192,760)	(15,745)	$(15,745)

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 75% of the Portfolio.

10. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

11. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$22	$—	$—	$—	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$50,386	$—	$—	$—

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

ANNUAL REPORT	DECEMBER 31, 2012	17

Notes to Financial Statements (Cont.)

December 31, 2012

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$107	$—	$—
12/31/2011	$146	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

12. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

18	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Money Market Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	19

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

20	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2012	21

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

22	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2012	23

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

24	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

ANNUAL REPORT	DECEMBER 31, 2012	25

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

26	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

ANNUAL REPORT	DECEMBER 31, 2012	27

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

28	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT53AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Money Market Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	19
Federal Income Tax Information	20
Management of the Trust	21
Privacy Policy	23
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	24

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, foreign (non-U.S.) investment risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Money Market Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

Government Agency Debt	34.1%
Government Agency Repurchase Agreements	26.1%
Treasury Repurchase Agreements	26.0%
Treasury Debt	13.8%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	7-Day Yield	30-Day Yield	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Money Market Portfolio Institutional Class	0.00%	0.01%	0.06%	0.54%	1.72%	2.15%
Citigroup 3-Month Treasury Bill Index±	—	—	0.07%	0.45%	1.69%	2.13%	*
Lipper Money Market Fund Index±±	—	—	0.01%	0.54%	1.59%	2.00%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.32% for Institutional Class shares.

Money market funds are not insured or guaranteed by Federal Deposit Insurance Corporation (FDIC) or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

±± Lipper Money Market Fund Index is an average of the 30 largest equal weighted Money Market Funds as compiled by Lipper, Inc. It does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,000.40	$1,024.28
Expenses Paid During Period†	$0.85	$0.87
Net Annualized Expense Ratio††	0.17%	0.17%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 6 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Money Market Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing at least 97% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 3% of its total assets in money market securities that are in the second-highest rating category for short-term obligations that have a remaining maturity of 45 days or less.

»	The Portfolio focused its investments in high quality, short maturity assets and ended the reporting period with a high average quality.

»	The Portfolio’s weighted average maturity increased over the reporting period, which detracted from returns as short-term interest rates increased over this period.

»	The Portfolio maintained a large allocation to high quality repurchase agreements in order to maintain a high degree of liquidity and minimize interest rate risk in the short end of the yield curve.

»	The Portfolio maintained an allocation to Agency debt which provided a yield advantage over U.S. Treasury Bills.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Money Market Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Institutional Class
Net asset value beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (a)	0.00 ^	0.00 ^	0.00 ^	0.00 ^	0.02
Total income from investment operations	0.00 ^	0.00 ^	0.00 ^	0.00 ^	0.02
Dividends from net investment income	(0.00)^	(0.00)^	(0.00)^	(0.00)^	(0.02)
Total distributions	(0.00)^	(0.00)^	(0.00)^	(0.00)^	(0.02)
Net asset value end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.06%	0.06%	0.05%	0.14%	2.39%
Net assets end of year (000s)	$21,549	$203,934	$211,196	$210,746	$217,370
Ratio of expenses to average net assets	0.17%	0.11%	0.22%	0.31%	0.33%
Ratio of expenses to average net assets excluding waivers	0.32%	0.32%	0.32%	0.35%	0.33%
Ratio of expenses to average net assets excluding interest expense	0.17%	0.11%	0.22%	0.31%	0.33%
Ratio of expenses to average net assets excluding interest expense and waivers	0.32%	0.32%	0.32%	0.35%	0.33%
Ratio of net investment income to average net assets	0.04%	0.04%	0.04%	0.10%	2.35%

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Money Market Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$24,146
Repurchase agreements, at value	26,240
Receivable for Portfolio shares sold	72
Interest receivable	16
50,474

Liabilities:
Payable for Portfolio shares redeemed	$1
Accrued investment advisory fees	6
Accrued supervisory and administrative fees	5
12

Net Assets	$50,462

Net Assets Consist of:
Paid in capital	$50,440
Accumulated undistributed net realized gain	22
$50,462

Net Assets:
Institutional Class	$21,549
Administrative Class	28,913

Shares Issued and Outstanding:
Institutional Class	21,539
Administrative Class	28,900

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments	$24,146
Cost of Repurchase Agreements	$26,240

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$353
Total Income	353

Expenses:
Investment advisory fees	211
Supervisory and administrative fees	352
Servicing fees – Administrative Class	50
Trustees’ fees	2
Interest expense	2
Miscellaneous expense	9
Total Expenses	626
Waiver and/or Reimbursement by PIMCO	(343)
Net Expenses	283

Net Investment Income	70

Net Realized Gain:
Net realized gain on investments	39
Net Gain	39

Net Increase in Net Assets Resulting from Operations	$109

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

(Decrease) in Net Assets from:

Operations:
Net investment income	$70	$107
Net realized gain	39	34
Net increase resulting from operations	109	141

Distributions to Shareholders:
From net investment income
Institutional Class	(86)	(122)
Administrative Class	(21)	(25)

Total Distributions	(107)	(147)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(192,760)	(15,745)

Total (Decrease) in Net Assets	(192,758)	(15,751)

Net Assets:
Beginning of year	243,220	258,971
End of year*	$50,462	$243,220

*Including undistributed (overdistributed) net investment income of:	$0	$0

**	See note 9 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Money Market Portfolio

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 99.8%

GOVERNMENT AGENCY DEBT 34.1%
Federal Home Loan Bank
0.200% due 07/12/2013	$6,800	$6,799
0.220% due 09/04/2013	7,000	6,999
Freddie Mac
0.142% due 01/09/2013	3,400	3,400

		17,198

GOVERNMENT AGENCY REPURCHASE AGREEMENTS 26.0%
BNP Paribas Securities Corp.
0.290% due 01/02/2013	5,000	5,000
(Dated 12/31/2012. Collateralized by Ginnie Mae 3.500% due 09/20/2042 valued at $5,179. Repurchase proceeds are $5,000.)
Citigroup Global Markets, Inc.
0.270% due 01/02/2013	2,400	2,400
(Dated 12/31/2012. Collateralized by Freddie Mac 0.750% due 10/05/2016 valued at $2,458. Repurchase proceeds are $2,400.)
Goldman Sachs Group, Inc.
0.280% due 01/02/2013	2,400	2,400
(Dated 12/31/2012. Collateralized by Freddie Mac 4.500% due 02/01/2041 valued at $2,486. Repurchase proceeds are $2,400.)
Morgan Stanley & Co., Inc.
0.260% due 01/02/2013	500	500
(Dated 12/31/2012. Collateralized by Freddie Mac 2.650% due 11/06/2014 valued at $511. Repurchase proceeds are $500.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RBS Securities, Inc.
0.240% due 01/02/2013	$2,400	$2,400
(Dated 12/31/2012. Collateralized by Fannie Mae 0.500% due 07/02/2015 valued at $2,456. Repurchase proceeds are $2,400.)
State Street Bank and Trust Co.
0.010% due 01/02/2013	440	440
(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $449. Repurchase proceeds are $440.)

		13,140

TREASURY DEBT 13.7%
U.S. Treasury Bills
0.175% due 11/14/2013 - 12/12/2013 (a)	1,550	1,548
U.S. Treasury Notes
0.750% due 12/15/2013	3,220	3,237
1.000% due 01/15/2014	2,145	2,163

		6,948

TREASURY REPURCHASE AGREEMENTS 26.0%
Barclays, Inc.
0.160% due 01/11/2013	300	300
(Dated 12/21/2012. Collateralized by U.S. Treasury Notes 0.250% due 09/15/2015 valued at $307. Repurchase proceeds are $300.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Securities (USA) LLC
0.230% due 01/02/2013	$2,800	$2,800
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 2.125% due 12/31/2015 valued at $2,866. Repurchase proceeds are $2,800.)
JPMorgan Securities, Inc.
0.250% due 01/02/2013	5,000	5,000
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 2.375% due 10/31/2014 valued at $5,110. Repurchase proceeds are $5,000.)
TD Securities (USA) LLC
0.230% due 01/02/2013	5,000	5,000
(Dated 12/31/2012. Collateralized by U.S. Treasury Bonds 3.750% due 08/15/2041 valued at $5,092. Repurchase proceeds are $5,000.)

		13,100

Total Short-Term Instruments (Cost $50,386)		50,386

Total Investments 99.8% (Cost $50,386)		$50,386

Other Assets and Liabilities (Net) 0.2%		76

Net Assets 100.0%		$50,462

Notes to Schedule of Investments (amounts in thousands):

(a)	Coupon represents a weighted average yield to maturity.
(b)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Short-Term Instruments
Government Agency Debt	$0	$17,198	$0	$17,198
Government Agency Repurchase Agreements	0	13,140	0	13,140
Treasury Debt	0	6,948	0	6,948
Treasury Repurchase Agreements	0	13,100	0	13,100
	$0	$50,386	$0	$50,386

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

12	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

The Portfolio’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home

ANNUAL REPORT	DECEMBER 31, 2012	13

Notes to Financial Statements (Cont.)

Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

5. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in fixed income securities expose the Portfolio to various risks such as but not limited to, interest rate, issuer and foreign (non-U.S.) investments risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

The Portfolio may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security or repurchase agreement is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. Pacific Investment Management Company LLC (“PIMCO”), as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.12%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

To maintain certain net yields for the Portfolio, PIMCO and the Trust’s Distributor have entered into a fee and expense limitation agreement with the Portfolio (the “Agreement”) pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Portfolio’s Supervisory and Administrative Fee, any service fees applicable to a class of the Portfolio, or to the extent necessary, the Portfolio’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the Portfolio any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed 0.0049% of the class of the Portfolio’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Portfolio to maintain a negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Portfolio will not reimburse PIMCO or its affiliates for any portion of the service fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Portfolio will maintain a positive net yield. As of December 31, 2012, the recoverable amount to PIMCO was $1,158,085.

ANNUAL REPORT	DECEMBER 31, 2012	15

Notes to Financial Statements (Cont.)

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$1,994	$3,175

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	21,121	$21,121	9,756	$9,756
Administrative Class	4,813	4,813	9,352	9,352
Issued as reinvestment of distributions
Institutional Class	86	86	122	122
Administrative Class	21	21	25	25
Cost of shares redeemed
Institutional Class	(203,584)	(203,584)	(17,136)	(17,136)
Administrative Class	(15,217)	(15,217)	(17,864)	(17,864)
Net (decrease) resulting from Portfolio share transactions	(192,760)	$(192,760)	(15,745)	$(15,745)

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 75% of the Portfolio.

10. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

11. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$22	$—	$—	$—	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$50,386	$—	$—	$—

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

ANNUAL REPORT	DECEMBER 31, 2012	17

Notes to Financial Statements (Cont.)

December 31, 2012

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$107	$—	$—
12/31/2011	$146	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

12. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

18	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Money Market Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	19

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

20	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2012	21

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

22	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2012	23

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

24	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

ANNUAL REPORT	DECEMBER 31, 2012	25

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

26	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

ANNUAL REPORT	DECEMBER 31, 2012	27

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

28	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT55AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Real Return Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Schedule of Investments	12
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	55.3%
Short-Term Instruments	28.3%
Corporate Bonds & Notes	5.0%
Sovereign Issues	4.8%
Mortgage-Backed Securities	2.7%
Other	3.9%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	10 Years	Class Inception (09/30/1999)
PIMCO Real Return Portfolio Administrative Class	8.75%	7.63%	6.89%	8.28%
Barclays U.S. TIPS Index±	6.98%	7.04%	6.65%	7.81%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.65% for Administrative Class shares.

± Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,033.90	$1,021.62
Expenses Paid During Period†	$3.58	$3.56
Net Annualized Expense Ratio	0.70%	0.70%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	Exposure to U.S. real duration (or sensitivity to changes in real interest rates) added to performance as real yields declined over the reporting period.

»	Exposure to Australian real duration added to performance as Australian real yields declined over the reporting period.

»	Exposure to Canadian real duration added to performance as Canadian real yields declined over the reporting period.

»	An underweight to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance (relative to the Portfolio’s benchmark index) as U.S. TIPS yields declined over the reporting period.

»	Tactical exposure to Italian inflation-linked bonds (linkers) during the second half of the reporting period added to performance as Italian real yields declined during that period.

»	Exposure to select financials securities added to returns as spreads narrowed over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Administrative Class
Net asset value beginning of year	$13.95	$13.14	$12.44	$11.26	$12.57
Net investment income (a)	0.21	0.28	0.20	0.40	0.45
Net realized/unrealized gain (loss)	1.02	1.24	0.81	1.64	(1.30)
Total income (loss) from investment operations	1.23	1.52	1.01	2.04	(0.85)
Dividends from net investment income	(0.16)	(0.29)	(0.19)	(0.38)	(0.44)
Distributions from net realized capital gains	(0.77)	(0.42)	(0.12)	(0.48)	(0.02)
Total distributions	(0.93)	(0.71)	(0.31)	(0.86)	(0.46)
Net asset value end of year	$14.25	$13.95	$13.14	$12.44	$11.26
Total return	8.75%	11.66%	8.10%	18.36%	(7.03)%
Net assets end of year (000s)	$3,626,656	$2,976,467	$2,293,424	$1,747,803	$1,187,217
Ratio of expenses to average net assets	0.70%	0.65%	0.66%	0.72%	0.71%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.47%	2.02%	1.54%	3.30%	3.62%
Portfolio turnover rate	46%*	381%*	489%*	689%	1,014%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$5,191,027
Investments in Affiliates, at value	1,180,337
Repurchase agreements, at value	597,598
Cash	1
Deposits with counterparty	9
Foreign currency, at value	394
Receivable for investments sold	522
Receivable for investments sold on a delayed-delivery basis	63,749
OTC swap premiums paid	2,059
Variation margin receivable on financial derivative instruments	1,235
Unrealized appreciation on foreign currency contracts	3,239
Unrealized appreciation on OTC swap agreements	2,570
Receivable for Portfolio shares sold	5,665
Interest and dividends receivable	23,307
Dividends receivable from Affiliates	229
7,071,941

Liabilities:
Payable for investments purchased	$288
Payable for investments in Affiliates purchased	229
Payable for reverse repurchase agreements	154,341
Payable for sale-buyback financing transactions	2,696,679
Written options outstanding	4,780
OTC swap premiums received	718
Variation margin payable on financial derivative instruments	112
Unrealized depreciation on foreign currency contracts	5,726
Unrealized depreciation on OTC swap agreements	563
Deposits from counterparty	3,030
Payable for Portfolio shares redeemed	5,021
Accrued investment advisory fees	862
Accrued supervisory and administrative fees	862
Accrued distribution fees	84
Accrued servicing fees	448
Other liabilities	243
2,873,986

Net Assets	$4,197,955

Net Assets Consist of:
Paid in capital	$3,907,364
Undistributed net investment income	42,968
Accumulated undistributed net realized gain	23,205
Net unrealized appreciation	224,418
$4,197,955

Net Assets:
Institutional Class	$152,670
Administrative Class	3,626,656
Advisor Class	418,629

Shares Issued and Outstanding:
Institutional Class	10,715
Administrative Class	254,528
Advisor Class	29,381

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$14.25
Administrative Class	14.25
Advisor Class	14.25

Cost of Investments	$4,967,942
Cost of Investments in Affiliates	$1,180,918
Cost of Repurchase Agreements	$597,598
Cost of Foreign Currency Held	$396
Premiums Received on Written Options	$5,759

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$82,723
Dividends	15
Dividends from Affiliate investments	1,139
Total Income	83,877

Expenses:
Investment advisory fees	9,700
Supervisory and administrative fees	9,700
Servicing fees – Administrative Class	5,091
Distribution and/or servicing fees – Advisor Class	922
Trustees’ fees	21
Interest expense	2,136
Miscellaneous expense	1
Total Expenses	27,571

Net Investment Income	56,306

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	42,392
Net realized gain on Affiliate investments	276
Net capital gain distributions received from Affiliate investments	42
Net realized gain on futures contracts	8,423
Net realized gain on written options	4,664
Net realized gain on swaps	9,085
Net realized (loss) on foreign currency transactions	(4,920)
Net change in unrealized appreciation on investments	210,856
Net change in unrealized (depreciation) on Affiliate investments	(698)
Net change in unrealized (depreciation) on futures contracts	(5,289)
Net change in unrealized (depreciation) on written options	(2,584)
Net change in unrealized appreciation on swaps	7,478
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(4,709)
Net Gain	265,016

Net Increase in Net Assets Resulting from Operations	$321,322

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$56,306	$60,431
Net realized gain	59,644	233,130
Net realized gain on Affiliate investments	276	79
Net capital gain distributions received from Affiliate investments	42	0
Net change in unrealized appreciation	205,752	33,332
Net change in unrealized appreciation (depreciation) on Affiliate investments	(698)	142
Net increase resulting from operations	321,322	327,114

Distributions to Shareholders:
From net investment income
Institutional Class	(1,776)	(2,450)
Administrative Class	(35,901)	(53,656)
Advisor Class	(3,065)	(5,714)
From net realized capital gains
Institutional Class	(7,766)	(3,631)
Administrative Class	(186,315)	(84,959)
Advisor Class	(20,931)	(13,933)

Total Distributions	(255,754)	(164,343)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	523,017	878,862

Total Increase in Net Assets	588,585	1,041,633

Net Assets:
Beginning of year	3,609,370	2,567,737
End of year*	$4,197,955	$3,609,370

*Including undistributed net investment income of:	$42,968	$36,985

**	See note 13 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Real Return Portfolio

Year Ended December 31, 2012
(Amounts in thousands)	PIMCO Real Return Portfolio

Cash flows (used for) operating activities:

Net increase in net assets resulting from operations	$321,322

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(2,713,653)
Proceeds from sales of long-term securities	2,372,286
Purchases of short-term portfolio investments, net	(1,313,901)
Increase in deposits with counterparty	(9)
Increase in receivable for investments sold	(60,571)
Decrease in interest and dividends receivable	1,270
Decrease in OTC swap premiums received (paid)	6,525
Decrease in other assets	36
Decrease in payable for investments purchased	(1,352,733)
Increase in accrued investment advisory fees	58
Increase in accrued supervisory and administrative fees	58
Decrease in accrued distribution fee	(10)
Increase in accrued servicing fee	84
Decrease in variation margin receivable (payable) on financial derivative instruments	(4,218)
Payments from currency transactions	(4,859)
Net change in unrealized appreciation on investments	(210,856)
Net change in unrealized (depreciation) on Affiliate investments	698
Net change in unrealized (depreciation) on futures contracts	5,289
Net change in unrealized (depreciation) on written options	2,584
Net change in unrealized appreciation on swaps	(7,478)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	4,709
Net realized gain on investments, written options and foreign currency transactions	(42,454)
Net amortization (accretion) on investments	45,774
Net cash (used for) operating activities	(2,950,049)

Cash flows received from financing activities:
Proceeds from Portfolio shares sold	1,251,341
Payment on Portfolio shares redeemed	(984,338)
Cash dividend paid*	(38)
Proceeds from reverse repurchase agreements	901,463
Payments on reverse repurchase agreements	(901,747)
Proceeds from sale-buyback transactions	12,478,854
Payments on sale-buyback transactions	(9,782,174)
Proceeds from deposits from counterparty	129,648
Payments on deposits from counterparty	(143,507)
Net cash received from financing activities	2,949,502

Net Decrease in Cash and Foreign Currency	(547)

Cash and Foreign Currency:
Beginning of year	942
End of year	$395

* Reinvestment of dividends	$255,716

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$2,091

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Real Return Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%
Delos Aircraft, Inc.
4.750% due 04/12/2016		$5,900	$5,974
NRG Energy, Inc.
4.000% due 07/01/2018		6,895	6,978
Vodafone Americas Finance
6.875% due 08/17/2015		1,329	1,362

Total Bank Loan Obligations (Cost $14,081)			14,314

CORPORATE BONDS & NOTES 8.3%

BANKING & FINANCE 7.5%
Ally Financial, Inc.
3.510% due 02/11/2014		15,400	15,733
3.709% due 06/20/2014		1,400	1,439
6.750% due 12/01/2014		1,600	1,728
ANZ New Zealand International Ltd.
6.200% due 07/19/2013		3,200	3,285
Banco Bilbao Vizcaya Argentaria S.A.
3.500% due 07/26/2013	EUR	1,000	1,331
4.250% due 07/15/2014		1,500	2,034
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		$5,100	5,393
Banco Santander Brasil S.A.
2.408% due 03/18/2014		7,100	7,077
Bank of Montreal
2.850% due 06/09/2015		7,900	8,348
BBVA Bancomer S.A.
6.500% due 03/10/2021		5,400	6,021
BPCE S.A.
2.375% due 10/04/2013		7,900	7,985
Citigroup, Inc.
1.160% due 02/15/2013		35,100	35,105
2.310% due 08/13/2013		1,000	1,010
6.000% due 12/13/2013		6,599	6,916
6.400% due 03/27/2013	EUR	5,000	6,689
Commonwealth Bank of Australia
0.588% due 09/17/2014		$4,900	4,919
0.763% due 07/12/2013		20,600	20,648
0.810% due 06/25/2014		7,100	7,155
Danske Bank A/S
1.390% due 04/14/2014		13,700	13,583
Dexia Credit Local S.A.
0.711% due 03/05/2013		4,500	4,494
0.793% due 04/29/2014		21,000	20,732
Duesseldorfer Hypothekenbank AG
1.875% due 12/13/2013	EUR	14,300	19,185
Eksportfinans ASA
2.375% due 05/25/2016		$4,700	4,486
Ford Motor Credit Co. LLC
7.000% due 10/01/2013		6,100	6,390
HCP, Inc.
6.700% due 01/30/2018		3,000	3,621
HSBC Finance Corp.
0.468% due 04/05/2013	EUR	2,100	2,773
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		$4,900	5,273
ICICI Bank Ltd.
2.062% due 02/24/2014		3,700	3,640
ING Bank Australia Ltd.
3.790% due 06/24/2014	AUD	800	836
International Lease Finance Corp.
5.625% due 09/20/2013		$1,160	1,193
6.375% due 03/25/2013		1,000	1,014
6.500% due 09/01/2014		1,400	1,502

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman Brothers Holdings, Inc.
1.000% due 09/27/2027 ^		$100	$24
Macquarie Bank Ltd.
4.100% due 12/17/2013		9,000	9,320
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		728	817
Morgan Stanley
0.520% due 03/01/2013	EUR	2,600	3,432
0.820% due 10/15/2015		$1,700	1,648
2.810% due 05/14/2013		4,200	4,229
NIBC Bank NV
2.800% due 12/02/2014		21,600	22,437
Nordea Bank AB
1.240% due 01/14/2014		24,500	24,684
Prudential Financial, Inc. CPI Linked Bond
3.940% due 06/10/2013		2,000	2,003
SLM Corp. CPI Linked Bond
3.712% due 04/01/2014		480	479
Turkiye Garanti Bankasi A/S
2.819% due 04/20/2016		1,700	1,696
UBS AG
2.250% due 08/12/2013		4,200	4,241
Westpac Banking Corp.
3.585% due 08/14/2014		6,300	6,607

			313,155

INDUSTRIALS 0.6%
Cardinal Health, Inc.
6.000% due 06/15/2017		300	348
DISH DBS Corp.
7.000% due 10/01/2013		5,000	5,212
NXP BV
2.960% due 10/15/2013	EUR	3,507	4,652
Petrobras International Finance Co.
3.875% due 01/27/2016		$12,900	13,671
Rexam PLC
6.750% due 06/01/2013		1,200	1,226

			25,109

UTILITIES 0.2%
AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013		2,400	2,503
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		2,100	2,255
7.343% due 04/11/2013		500	509
Petroleos Mexicanos
5.500% due 01/21/2021		1,800	2,112
6.500% due 06/02/2041		2,200	2,772

			10,151

Total Corporate Bonds & Notes (Cost $340,490)			348,415

MUNICIPAL BONDS & NOTES 0.0%

CALIFORNIA 0.0%
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047		600	569

RHODE ISLAND 0.0%
Tobacco Settlement Financing Corp. Rhode Island Revenue Bonds, Series 2002
6.000% due 06/01/2023		195	196

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$1,015	$813

Total Municipal Bonds & Notes (Cost $1,705)		1,578

U.S. GOVERNMENT AGENCIES 3.7%
Fannie Mae
0.268% due 12/25/2036	114	109
0.360% due 08/25/2034	146	145
0.560% due 07/25/2037 - 05/25/2042	261	262
0.650% due 05/25/2036	226	228
0.750% due 12/18/2013	30,300	30,482
0.890% due 02/25/2041	6,902	6,967
1.250% due 03/14/2014	10,100	10,229
1.360% due 07/01/2044 - 09/01/2044	83	84
2.600% due 05/02/2022	3,000	3,014
2.695% due 11/01/2024	12	13
2.700% due 03/28/2022	11,900	11,958
2.713% due 05/25/2035	935	992
5.285% due 10/01/2035	517	556
Freddie Mac
0.359% due 10/15/2020	1,408	1,410
0.439% due 02/15/2019	181	181
0.470% due 08/25/2031	83	81
0.559% due 12/15/2030	5	5
0.659% due 08/15/2033 - 09/15/2042	19,571	19,664
1.360% due 10/25/2044 - 02/25/2045	6,492	6,448
2.000% due 03/14/2019	21,400	21,465
2.367% due 01/01/2034	164	174
2.500% due 10/02/2019	19,600	20,296
5.307% due 12/01/2035	329	355
Ginnie Mae
0.511% due 03/20/2037	7,561	7,592
NCUA Guaranteed Notes
0.663% due 10/07/2020	4,214	4,230
0.773% due 12/08/2020	5,759	5,788
Small Business Administration
5.902% due 02/10/2018	423	469
6.020% due 08/01/2028	1,833	2,142

Total U.S. Government Agencies (Cost $154,150)		155,339

U.S. TREASURY OBLIGATIONS 91.9%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (f)(h)(i)	186,710	196,658
0.125% due 04/15/2017 (f)	86,222	92,358
0.125% due 01/15/2022 (f)(g)	300,539	326,437
0.125% due 07/15/2022 (e)(f)	352,789	382,803
0.500% due 04/15/2015	21,134	22,062
0.625% due 07/15/2021 (f)	198,860	226,047
0.750% due 02/15/2042 (f)	9,584	10,511
1.125% due 01/15/2021 (f)	83,329	97,899
1.250% due 04/15/2014 (f)	47,961	49,475
1.250% due 07/15/2020 (e)(f)(i)	183,169	217,341
1.375% due 01/15/2020 (f)	129,365	153,399
1.625% due 01/15/2015 (f)	108,519	115,327
1.625% due 01/15/2018 (f)	39,922	46,318
1.750% due 01/15/2028 (f)	99,488	128,853
1.875% due 07/15/2013	64,736	65,808
1.875% due 07/15/2015 (f)	38,144	41,601

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.875% due 07/15/2019 (f)		$64,979	$79,112
2.000% due 01/15/2014 (f)		6,129	6,329
2.000% due 07/15/2014 (h)(i)		161,250	170,220
2.000% due 01/15/2016		119,518	132,572
2.000% due 01/15/2026 (f)		157,497	206,605
2.125% due 01/15/2019 (f)		16,800	20,408
2.125% due 02/15/2040		40,026	58,679
2.375% due 01/15/2025 (f)(g)(h)(i)		208,316	281,275
2.375% due 01/15/2027 (f)		132,033	182,112
2.500% due 01/15/2029 (f)		66,575	94,932
2.625% due 07/15/2017 (f)		84,022	100,728
3.625% due 04/15/2028		66,787	106,003
3.875% due 04/15/2029 (f)(g)(h)		147,556	244,656

Total U.S. Treasury Obligations (Cost $3,660,304)			3,856,528

MORTGAGE-BACKED SECURITIES 4.5%
American General Mortgage Loan Trust
5.150% due 03/25/2058		3,059	3,157
American Home Mortgage Investment Trust
2.010% due 09/25/2045		601	573
Arran Residential Mortgages Funding PLC
1.391% due 05/16/2047	EUR	48	63
1.391% due 11/19/2047		3,878	5,143
1.641% due 11/19/2047		26,700	36,044
Banc of America Commercial Mortgage Trust
0.383% due 06/10/2049		$98	99
5.492% due 02/10/2051		420	493
5.685% due 06/10/2049		98	98
Banc of America Funding Corp.
2.687% due 02/20/2036		1,458	1,452
5.621% due 01/20/2047 ^		637	465
Banc of America Large Loan Trust
0.719% due 08/15/2029		191	190
Banc of America Large Loan, Inc.
2.509% due 11/15/2015		8,880	8,885
Banc of America Mortgage Trust
3.006% due 02/25/2036		1,072	901
3.111% due 06/25/2035		290	268
4.920% due 11/25/2034		148	147
6.500% due 09/25/2033		41	43
Banc of America Re-REMIC Trust
5.623% due 06/24/2050		1,600	1,817
5.634% due 02/17/2051		1,000	1,155
BCAP LLC Trust
5.430% due 03/26/2037		2,400	1,992
Bear Stearns Adjustable Rate Mortgage Trust
2.240% due 08/25/2035		528	533
2.320% due 08/25/2035		444	451
2.470% due 10/25/2035		1,964	1,902
2.570% due 03/25/2035		766	775
2.851% due 01/25/2035		827	753
2.909% due 03/25/2035		804	720
3.078% due 03/25/2035		222	224
Bear Stearns Alt-A Trust
2.942% due 03/25/2036 ^		920	565
3.001% due 09/25/2035		3,076	2,430
Bear Stearns Structured Products, Inc.
2.797% due 01/26/2036		2,853	1,886
CC Funding Corp.
0.490% due 01/25/2035		26	21
Chase Mortgage Finance Corp.
3.006% due 02/25/2037		150	150
Chaseflex Trust
6.000% due 02/25/2037 ^		803	661

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
1.990% due 09/25/2035		$68	$68
2.270% due 09/25/2035		344	342
2.340% due 09/25/2035		347	343
2.570% due 10/25/2035		1,798	1,735
2.600% due 05/25/2035		81	80
3.091% due 09/25/2037 ^		1,686	1,282
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044		199	236
Commercial Mortgage Pass-Through Certificates
3.156% due 07/10/2046		2,200	2,327
Countrywide Alternative Loan Trust
0.380% due 05/25/2047		10,499	7,475
0.390% due 05/25/2047		283	201
0.391% due 02/20/2047		880	532
0.400% due 09/25/2046		9,457	6,523
0.490% due 12/25/2035		48	38
1.140% due 12/25/2035		233	167
6.000% due 01/25/2037 ^		446	363
Countrywide Home Loan Mortgage Pass-Through Trust
0.550% due 06/25/2035		294	252
2.924% due 11/19/2033		59	59
4.859% due 05/20/2036		241	163
5.500% due 08/25/2035		732	746
Credit Suisse Mortgage Capital Certificates
5.467% due 09/18/2039		3,100	3,539
Deutsche ALT-A Securities, Inc.
0.310% due 10/25/2036		32	14
Deutsche Mortgage Securities, Inc.
1.462% due 06/28/2047		167	168
First Horizon Alternative Mortgage Securities
2.536% due 06/25/2034		486	483
First Horizon Mortgage Pass-Through Trust
2.561% due 02/25/2035		2,100	2,048
2.613% due 08/25/2035		1,144	1,118
Fosse Master Issuer PLC
1.725% due 10/18/2054		7,098	7,200
Granite Mortgages PLC
0.898% due 09/20/2044	GBP	408	655
Greenpoint Mortgage Funding Trust
0.430% due 06/25/2045		$470	377
0.480% due 11/25/2045		253	185
GS Mortgage Securities Corp.
1.103% due 03/06/2020		1,264	1,265
1.260% due 03/06/2020		1,500	1,502
4.592% due 08/10/2043		6,000	7,040
GSR Mortgage Loan Trust
2.660% due 09/25/2035		1,036	1,044
3.004% due 01/25/2035		624	615
Harborview Mortgage Loan Trust
0.430% due 05/19/2035		140	111
0.490% due 02/19/2036		282	189
0.551% due 06/20/2035		165	151
Holmes Master Issuer PLC
1.560% due 10/15/2054	EUR	14,200	18,944
Indymac Index Mortgage Loan Trust
2.651% due 12/25/2034		$312	277
Indymac Mortgage Loan Trust
3.118% due 11/25/2035 ^		1,620	1,363
JPMorgan Chase Commercial Mortgage Securities Corp.
4.654% due 01/12/2037		484	491
5.794% due 02/12/2051		1,300	1,553
JPMorgan Mortgage Trust
2.536% due 07/27/2037		1,409	1,143
3.026% due 08/25/2035 ^		660	591
3.048% due 07/25/2035		551	562
3.095% due 07/25/2035		1,293	1,327

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.105% due 08/25/2035		$720	$717
4.963% due 02/25/2035		869	885
5.319% due 09/25/2035		317	309
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		225	262
MASTR Adjustable Rate Mortgages Trust
2.630% due 11/21/2034		700	728
Mellon Residential Funding Corp.
0.649% due 12/15/2030		321	320
0.909% due 11/15/2031		336	332
Merrill Lynch Mortgage Investors Trust
0.460% due 11/25/2035		666	620
1.214% due 10/25/2035		408	402
1.760% due 10/25/2035		1,795	1,772
Merrill Lynch Mortgage Investors, Inc.
0.420% due 02/25/2036		1,643	1,435
5.079% due 12/25/2035		601	556
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		200	236
Morgan Stanley Capital Trust
5.882% due 06/11/2049		600	710
Morgan Stanley Mortgage Loan Trust
2.514% due 06/25/2036		1,026	953
Opteum Mortgage Acceptance Corp.
0.470% due 07/25/2035		62	61
Permanent Master Issuer PLC
1.510% due 07/15/2042	EUR	1,400	1,867
Residential Accredit Loans, Inc. Trust
0.510% due 08/25/2035		$202	149
Royal Bank of Scotland Capital Funding Trust
6.006% due 12/16/2049		2,500	2,995
Securitized Asset Sales, Inc.
0.742% due 11/26/2023		4	5
Sequoia Mortgage Trust
0.411% due 07/20/2036		2,198	2,001
0.910% due 10/19/2026		105	105
Structured Adjustable Rate Mortgage Loan Trust
0.690% due 06/25/2035		102	101
1.572% due 01/25/2035		190	136
2.775% due 02/25/2034		355	360
2.797% due 08/25/2035		288	262
5.500% due 12/25/2034		1,058	1,024
Structured Asset Mortgage Investments, Inc.
0.400% due 06/25/2036		140	106
0.420% due 04/25/2036		576	382
0.460% due 07/19/2035		2,040	1,983
0.870% due 10/19/2034		148	146
Structured Asset Securities Corp.
2.859% due 10/28/2035		129	119
Swan Trust
4.402% due 04/25/2041	AUD	443	463
Vornado DP LLC Trust
4.004% due 09/13/2028		$6,500	7,373
Wachovia Bank Commercial Mortgage Trust
0.289% due 06/15/2020		1,855	1,827
5.088% due 08/15/2041		1,400	1,486
WaMu Mortgage Pass-Through Certificates
0.470% due 11/25/2045		287	267
0.500% due 10/25/2045		1,738	1,660
0.895% due 01/25/2047		1,129	952
0.936% due 05/25/2047		651	537
0.976% due 12/25/2046		150	129
1.160% due 02/25/2046		228	209
1.365% due 11/25/2042		33	32
2.511% due 07/25/2046		1,028	938
2.538% due 11/25/2046		153	138
2.915% due 12/25/2035		375	364
5.324% due 08/25/2035		372	366

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.626% due 09/25/2034		$178	$185

Total Mortgage-Backed Securities (Cost $189,383)			189,908

ASSET-BACKED SECURITIES 2.3%
Access Group, Inc.
1.615% due 10/27/2025		9,324	9,477
American Money Management Corp. CLO Ltd.
0.537% due 05/03/2018		232	230
Aquilae CLO PLC
1.007% due 01/17/2023	EUR	3,407	4,355
ARES CLO Ltd.
0.538% due 03/12/2018		$1,668	1,645
Asset-Backed Funding Certificates Trust
0.910% due 06/25/2034		1,267	1,167
Bear Stearns Asset-Backed Securities Trust
0.870% due 10/25/2032		19	18
Citibank Omni Master Trust
2.959% due 08/15/2018		6,500	6,764
Citigroup Mortgage Loan Trust, Inc.
0.290% due 01/25/2037		243	119
College Loan Corp. Trust
0.565% due 01/25/2024		800	720
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		60	63
Countrywide Asset-Backed Certificates
0.390% due 07/25/2036		3,602	3,458
0.460% due 04/25/2036		248	239
Credit-Based Asset Servicing and Securitization LLC
0.270% due 11/25/2036		108	51
Cumberland CLO Ltd.
0.560% due 11/10/2019		2,120	2,105
Duane Street CLO Ltd.
0.562% due 11/08/2017		724	719
Equity One ABS, Inc.
0.510% due 04/25/2034		91	71
First CLO Ltd.
0.620% due 12/14/2016		91	91
First Franklin Mortgage Loan Trust
0.550% due 11/25/2035		14,398	13,984
GSAMP Trust
0.280% due 12/25/2036		123	59
Harbourmaster CLO Ltd.
0.443% due 06/15/2020	EUR	452	584
Harvest CLO S.A.
0.936% due 03/29/2017		200	263
HSI Asset Securitization Corp. Trust
0.260% due 10/25/2036		$10	4
0.260% due 12/25/2036		12	12
Katonah Ltd.
0.629% due 09/20/2016		325	325
Landmark CDO Ltd.
0.611% due 06/01/2017		2,637	2,607
Magi Funding PLC
0.671% due 04/11/2021	EUR	1,885	2,422
Magnolia Funding Ltd.
3.000% due 04/20/2017		153	202
Merrill Lynch Mortgage Investors, Inc.
0.290% due 09/25/2037		$28	7
0.330% due 02/25/2037		454	171
Morgan Stanley IXIS Real Estate Capital Trust
0.260% due 11/25/2036		15	6
Nautique Funding Ltd.
0.590% due 04/15/2020		962	926

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Navigare Funding CLO Ltd.
0.572% due 05/20/2019		$355	$351
Nelnet Student Loan Trust
1.015% due 07/25/2018		641	643
North Carolina State Education Assistance Authority
0.765% due 10/26/2020		4,177	4,182
NYLIM Flatiron CLO Ltd.
0.532% due 08/08/2020		600	583
Park Place Securities, Inc.
0.470% due 09/25/2035		31	30
Penta CLO S.A.
0.564% due 06/04/2024	EUR	3,970	4,926
Renaissance Home Equity Loan Trust
0.970% due 12/25/2032		$65	45
Securitized Asset-Backed Receivables LLC
0.270% due 12/25/2036 ^		402	117
SLM Student Loan Trust
0.355% due 04/25/2019		8,800	8,720
0.425% due 04/25/2017		51	51
0.765% due 01/25/2017		922	926
1.815% due 04/25/2023		14,947	15,594
1.859% due 12/15/2017		1,116	1,121
2.350% due 04/15/2039		2,585	2,602
Soundview Home Loan Trust
0.270% due 11/25/2036		64	23
Structured Asset Securities Corp.
1.714% due 04/25/2035		783	755
Symphony CLO Ltd.
0.550% due 05/15/2019		3,100	3,041
Wind River CLO Ltd.
0.639% due 12/19/2016		358	355
Wood Street CLO BV
0.696% due 03/29/2021	EUR	574	741

Total Asset-Backed Securities (Cost $94,693)			97,670

SOVEREIGN ISSUES 8.0%
Australia Government CPI Linked Bond
3.000% due 09/20/2025	AUD	9,100	12,977
4.000% due 08/20/2015		6,000	11,295
4.000% due 08/20/2020		23,400	46,885
Canada Government Bond
1.500% due 12/01/2044 (b)	CAD	2,643	3,521
2.750% due 09/01/2016		9,600	10,141
4.250% due 12/01/2021 (b)		26,771	37,954
Instituto de Credito Oficial
1.934% due 03/25/2014	EUR	16,900	21,824
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2016 (b)		28,914	38,797
2.100% due 09/15/2017 (b)		7,660	10,236
2.100% due 09/15/2021 (b)		18,470	23,177
2.350% due 09/15/2019 (b)		878	1,157
New South Wales Treasury Corp. CPI Linked Bond
2.500% due 11/20/2035	AUD	3,700	4,586
2.750% due 11/20/2025		17,000	23,021
South Africa Government International Bond
2.750% due 01/31/2022 (b)	ZAR	20,146	2,769
United Kingdom Gilt
0.125% due 03/22/2024 (b)	GBP	19,857	34,892
1.250% due 11/22/2032 (b)		2,093	4,329
1.875% due 11/22/2022 (b)		14,331	29,844
2.500% due 07/26/2016 (b)		2,900	16,178

Total Sovereign Issues (Cost $317,769)			333,583

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 47.0%

CERTIFICATES OF DEPOSIT 1.5%
Bank of Nova Scotia
0.510% due 03/27/2014		$2,750	$2,748
Dexia Credit Local S.A.
1.400% due 09/20/2013		40,200	40,164
1.700% due 09/06/2013		20,300	20,324

			63,236

COMMERCIAL PAPER 1.5%
Abbey National Treasury Services PLC
1.019% due 04/03/2013		13,500	13,484
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013		700	689
Santander S.A.
2.200% due 04/02/2013		13,300	13,262
Standard Chartered Bank
0.950% due 10/01/2013		33,300	33,157

			60,592

REPURCHASE AGREEMENTS 14.2%
Goldman Sachs Group, Inc.
0.260% due 01/14/2013		17,300	17,300
(Dated 12/10/2012. Collateralized by Freddie Mac 3.500% due 08/01/2042 valued at $17,927. Repurchase proceeds are $17,303.)
RBC Capital Markets LLC
0.210% due 01/04/2013		109,000	109,000

(Dated 12/07/2012. Collateralized by Fannie Mae 4.000% due 09/01/2041 valued at $1,459 and Freddie Mac 4.000% due 03/01/2041 - 11/01/2041 valued at $66,177 and Ginnie Mae 5.000% due 06/15/2040 valued at $44,022. Repurchase proceeds are $109,017)

0.230% due 01/08/2013		100,000	100,000
(Dated 12/12/2012. Collateralized by Freddie Mac 3.000% - 3.500% due 07/01/2026 - 11/01/2042 valued at $103,709. Repurchase proceeds are $100,013)
RBS Securities, Inc.
0.220% due 01/04/2013		270,000	270,000
(Dated 12/06/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $275,156. Repurchase proceeds are $270,045)
0.230% due 01/07/2013		49,300	49,300
(Dated 12/10/2012. Collateralized by U.S. Treasury Notes 2.125% due 08/15/2021 valued at $49,883. Repurchase proceeds are $49,307)
0.230% due 01/14/2013		49,300	49,300
(Dated 12/10/2012. Collateralized by U.S. Treasury Notes 2.125% due 08/15/2021 valued at $49,883. Repurchase proceeds are $49,307)
State Street Bank and Trust Co.
0.010% due 01/02/2013		2,698	2,698
(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $2,757. Repurchase proceeds are $2,698.)

			597,598

ITALY TREASURY BILLS 0.9%
1.728% due 09/13/2013 (a)	EUR	27,650	36,210

JAPAN TREASURY BILLS 0.6%
0.099% due 01/28/2013	JPY	2,000,000	23,084

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
0.150% due 12/12/2013 (a)(f)(h)(i)	$10,195	$10,180

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 28.1%
PIMCO Short-Term Floating NAV Portfolio	117,951,087	1,180,337

Total Short-Term Instruments (Cost $1,972,841)		1,971,237

MARKET VALUE (000S)
PURCHASED OPTIONS (k) 0.0%
(Cost $1,042)	$390

Total Investments 166.0% (Cost $6,746,458)	$6,968,962

Written Options (l) (0.1%) (Premiums $5,759)	(4,780)

Other Assets and Liabilities (Net) (65.9%)	(2,766,227)

Net Assets 100.0%	$4,197,955

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Portfolio.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $809,126 at a weighted average interest rate of 0.257%.
(e)	Securities with an aggregate market value of $155,976 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BPG	0.240%	09/07/2012	03/07/2013	$19,468	$(19,483)
DEU	0.290%	10/26/2012	02/15/2013	134,784	(134,858)

					$(154,341)

(f)	Securities with an aggregate market value of $2,678,785 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BRC	0.340%	12/06/2012	01/04/2013	$271,288	$(271,365)
	0.360%	12/12/2012	01/14/2013	58,384	(58,373)
	0.360%	12/17/2012	01/18/2013	30,158	(30,106)
GSC	0.360%	12/19/2012	01/08/2013	260,476	(260,453)
	0.380%	12/26/2012	01/08/2013	75,236	(75,223)
MSC	0.340%	12/11/2012	01/07/2013	107,646	(107,643)
	0.350%	12/07/2012	01/04/2013	109,196	(109,232)
	0.370%	12/21/2012	01/08/2013	155,314	(155,302)
TDM	0.240%	11/13/2012	01/10/2013	193,454	(193,642)
	0.240%	12/11/2012	01/10/2013	26,535	(26,538)
	0.250%	07/19/2012	01/14/2013	50,048	(50,128)
	0.260%	12/11/2012	01/10/2013	11,619	(11,620)
	0.270%	10/18/2012	01/10/2013	21,200	(21,224)
	0.270%	10/19/2012	01/08/2013	327,876	(328,205)
	0.270%	10/24/2012	01/14/2013	9,579	(9,590)
	0.270%	11/06/2012	01/11/2013	61,263	(61,316)
	0.270%	11/06/2012	02/14/2013	46,134	(46,177)
	0.270%	11/19/2012	02/14/2013	2,315	(2,313)
	0.270%	12/11/2012	01/11/2013	4,710	(4,711)
	0.270%	12/14/2012	01/04/2013	171,318	(171,352)
	0.280%	10/29/2012	01/09/2013	4,653	(4,657)
	0.280%	12/14/2012	01/09/2013	111,229	(111,243)
	0.340%	11/30/2012	01/03/2013	49,683	(49,697)
	0.340%	12/11/2012	01/03/2013	19,940	(19,945)
	0.370%	12/12/2012	01/09/2013	390,075	(390,103)
UAG	0.240%	09/13/2012	01/11/2013	3,974	(3,979)
	0.300%	11/26/2012	01/24/2013	7,772	(7,761)
	0.302%	11/26/2012	01/24/2013	115,734	(114,781)

					$(2,696,679)

(1)	Payable for Sale-Buyback Financing Transactions includes $(30) of deferred price drop on sale-buyback financing transactions.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

(g)	Securities with an aggregate market value of $1,691 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2016	1,335	$359
90-Day Eurodollar September Futures	Long	09/2015	551	135
U.S. Treasury 10-Year Note March Futures	Long	03/2013	553	(172)

				$322

(h)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $10,105 and cash of $9 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	1.500%	01/04/2018	$	65,400	$(138)	$49
Receive	3-Month USD-LIBOR	1.400%	01/04/2018		97,300	(15)	258
Receive	3-Month USD-LIBOR	2.500%	12/19/2042		78,600	4,814	1,008

						$4,661	$1,315

(i)	Securities with an aggregate market value of $6,213 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.

(j)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.375%	$	300	$(3)	$0	$(3)
DISH DBS Corp.	BOA	(3.650%	)	12/20/2013	0.401%		3,500	(116)	0	(116)
DISH DBS Corp.	CBK	(3.650%	)	12/20/2013	0.401%		1,500	(50)	0	(50)
HCP, Inc.	GST	(2.910%	)	03/20/2018	1.165%		3,000	(267)	0	(267)
Marsh & McLennan Cos., Inc.	BOA	(0.830%	)	09/20/2015	0.239%		2,000	(33)	0	(33)
Marsh & McLennan Cos., Inc.	DUB	(0.600%	)	09/20/2015	0.239%		2,000	(20)	0	(20)
Rexam PLC	BRC	(1.450%	)	06/20/2013	0.123%		1,200	(8)	0	(8)

								$(497)	$0	$(497)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)			Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BRC	1.000%	06/20/2015	0.604%	$		2,600	$26	$(31)	$57
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.333%			6,000	(137)	(199)	62
Brazil Government International Bond	HUS	1.000%	06/20/2015	0.604%			1,000	10	(14)	24
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.604%			600	6	(7)	13
Brazil Government International Bond	RYL	1.000%	06/20/2015	0.604%			1,000	10	(19)	29
Japan Government International Bond	BOA	1.000%	12/20/2015	0.435%			4,300	74	98	(24)
Japan Government International Bond	GST	1.000%	12/20/2015	0.435%			1,600	28	33	(5)
Japan Government International Bond	HUS	1.000%	06/20/2016	0.507%			10,300	179	(5)	184
Japan Government International Bond	JPM	1.000%	12/20/2015	0.435%			2,300	39	47	(8)
Japan Government International Bond	RYL	1.000%	12/20/2015	0.435%			2,300	40	52	(12)
Nokia OYJ	GST	5.000%	09/20/2014	2.669%		EUR	3,700	201	(405)	606

								$476	$(450)	$926

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.000%	07/25/2016	BOA	EUR	11,000	$122	$39	$83
Pay	1-Month EUR-FRCPXTOB Index	1.900%	09/01/2016	BPS		66,000	203	71	132
Pay	1-Month EUR-FRCPXTOB Index	1.950%	09/01/2017	BPS		38,800	47	0	47
Pay	1-Year BRL-CDI	8.260%	01/02/2015	UAG	BRL	116,300	727	137	590
Pay	1-Year BRL-CDI	8.630%	01/02/2015	MYC		26,900	265	132	133
Pay	1-Year BRL-CDI	8.825%	01/02/2015	HUS		11,500	136	71	65
Pay	1-Year BRL-CDI	8.320%	01/02/2017	HUS		121,100	82	99	(17)
Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	BPS	$	108,500	235	131	104
Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	RYL		85,700	185	78	107
Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	BPS		38,700	740	646	94
Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	CBK		13,500	258	103	155
Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	DUB		19,300	369	284	85

							$3,369	$1,791	$1,578

(k)	Purchased options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	$	20,500	$1,042	$390

(l)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	1.700%	03/18/2013	$	27,800	$328	$(1,085)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		27,800	523	(2)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		83,000	983	(3,238)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		83,000	1,615	(5)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		10,500	99	0
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.850%	04/14/2014		86,200	1,034	(135)
Call - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		46,300	107	(41)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		46,300	120	(15)
Call - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		84,300	199	(74)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		84,300	199	(26)
Put - OTC 7-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		8,800	26	(19)
Call - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.200%	03/18/2013		11,800	30	(31)
Put - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		11,800	32	(26)
Put - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	2.150%	01/07/2013	EUR	14,300	76	0

								$5,371	$(4,697)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$33,400	$298	$(65)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	4,400	57	(9)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	4,400	33	(9)

						$388	$(83)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2011	0	$919,600	EUR	0	$5,340
Sales	224	1,441,100		14,300	8,768
Closing Buys	(224)	(1,346,100)		0	(7,284)
Expirations	0	0		0	0
Exercised	0	(360,500)		0	(1,065)

Balance at 12/31/2012	0	$654,100	EUR	14,300	$5,759

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

(m)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	1,627	$	1,701	BRC	$13	$0	$13
01/2013		99,326		102,634	JPM	0	(458)	(458)
01/2013		406		428	RYL	7	0	7
01/2013	GBP	44,652		71,463	GLM	0	(1,072)	(1,072)
01/2013		955		1,535	RBC	0	(16)	(16)
01/2013		795		1,285	RYL	0	(7)	(7)
01/2013	JPY	2,000,000		25,293	BRC	2,204	0	2,204
01/2013	$	2,747	AUD	2,666	BPS	20	0	20
01/2013		595		576	HUS	3	0	3
01/2013		198		190	RBC	0	(1)	(1)
01/2013		37,546	GBP	23,201	BRC	143	0	143
01/2013		37,562		23,201	DUB	126	0	126
01/2013		2,665	ZAR	22,690	GLM	2	0	2
01/2013	ZAR	59,355	$	6,714	JPM	0	(262)	(262)
02/2013	CNY	45,394		7,125	JPM	0	(91)	(91)
02/2013	GBP	23,201		37,543	BRC	0	(143)	(143)
02/2013		23,201		37,560	DUB	0	(126)	(126)
02/2013	$	5,878	BRL	12,309	BRC	108	0	108
02/2013		8,907		18,430	HUS	56	0	56
02/2013		7,210	CNY	45,446	UAG	14	0	14
03/2013	CAD	51,353	$	51,975	CBK	433	0	433
03/2013	EUR	78,545		102,552	BRC	0	(1,192)	(1,192)
03/2013		78,545		102,164	CBK	0	(1,580)	(1,580)
03/2013		3,463		4,507	UAG	0	(67)	(67)
03/2013	GBP	6,779		11,016	UAG	6	0	6
03/2013	$	255	EUR	193	BRC	0	0	0
04/2013		7,487	MXN	98,688	HUS	84	0	84
04/2013		174		2,276	JPM	0	0	0
04/2013		2,600		34,150	RBC	20	0	20
09/2013	EUR	27,318	$	35,437	BRC	0	(711)	(711)

						$3,239	$(5,726)	$(2,487)

(n)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Bank Loan Obligations	$0	$14,314	$0	$14,314
Corporate Bonds & Notes
Banking & Finance	0	313,155	0	313,155
Industrials	0	25,109	0	25,109
Utilities	0	10,151	0	10,151
Municipal Bonds & Notes
California	0	569	0	569
Rhode Island	0	196	0	196
West Virginia	0	813	0	813
U.S. Government Agencies	0	145,321	10,018	155,339
U.S. Treasury Obligations	0	3,856,528	0	3,856,528
Mortgage-Backed Securities	0	186,761	3,147	189,908
Asset-Backed Securities	0	97,468	202	97,670
Sovereign Issues	0	333,583	0	333,583
Short-Term Instruments
Certificates of Deposit	0	63,236	0	63,236
Commercial Paper	0	60,592	0	60,592
Repurchase Agreements	0	597,598	0	597,598
Italy Treasury Bills	0	36,210	0	36,210
Japan Treasury Bills	0	23,084	0	23,084
U.S. Treasury Bills	0	10,180	0	10,180

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Central Funds Used for Cash Management Purposes	$1,180,337	$0	$0	$1,180,337
Purchased Options
Interest Rate Contracts	0	390	0	390
	$1,180,337	$5,775,258	$13,367	$6,968,962

Financial Derivative Instruments - Assets
Credit Contracts	0	975	0	975
Foreign Exchange Contracts	0	3,239	0	3,239
Interest Rate Contracts	494	2,910	0	3,404
	$494	$7,124	$0	$7,618

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(546)	0	(546)
Foreign Exchange Contracts	0	(5,726)	0	(5,726)
Interest Rate Contracts	(172)	(4,714)	(83)	(4,969)
	$(172)	$(10,986)	$(83)	$(11,241)

Totals	$1,180,659	$5,771,396	$13,284	$6,965,339

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (3)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$700	$0	$(700)	$0	$0	$0	$0	$0	$0	$0
U.S. Government Agencies	11,562	0	(1,557)	0	0	13	0	0	10,018	17
Mortgage-Backed Securities	11,571	0	(9,900)	25	(36)	332	1,155	0	3,147	213
Asset-Backed Securities	3,139	0	(2,040)	12	(30)	47	0	(926)	202	5

	$26,972	$0	$(14,197)	$37	$(66)	$392	$1,155	$(926)	$13,367	$235

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(243)	$31	$0	$0	$128	$1	$0	$0	$(83)	$88

Totals	$26,729	$31	$(14,197)	$37	$62	$393	$1,155	$(926)	$13,284	$323

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
U.S. Government Agencies	$10,018	Third Party Vendor	Broker Quote	100.38-100.50
Mortgage-Backed Securities	1,155	Benchmark Pricing	Base Price	116.00
	1,992	Third Party Vendor	Broker Quote	83.00-99.35
Asset-Backed Securities	202	Benchmark Pricing	Base Price	100.22

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(83)	Indicative Market Quotations	Broker Quote	0.19-0.21

Total	$13,284

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$390	$390
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	1,235	1,235
Unrealized appreciation on foreign currency contracts	0	0	0	3,239	0	3,239
Unrealized appreciation on OTC swap agreements	0	976	0	0	1,594	2,570

	$0	$976	$0	$3,239	$3,219	$7,434

Liabilities:
Written options outstanding	$0	$0	$0	$0	$4,780	$4,780
Variation margin payable on financial derivative instruments (2)	0	0	0	0	112	112
Unrealized depreciation on foreign currency contracts	0	0	0	5,726	0	5,726
Unrealized depreciation on OTC swap agreements	0	546	0	0	17	563

	$0	$546	$0	$5,726	$4,909	$11,181

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

December 31, 2012

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(1,013)	$(1,013)
Net realized gain on futures contracts	0	0	0	0	8,423	8,423
Net realized gain on written options	0	0	0	0	4,664	4,664
Net realized gain (loss) on swaps	0	(406)	0	0	9,491	9,085
Net realized (loss) on foreign currency transactions	0	0	0	(6,455)	0	(6,455)

	$0	$(406)	$0	$(6,455)	$21,565	$14,704

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$17	$17
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(5,289)	(5,289)
Net change in unrealized (depreciation) on written options	0	0	0	0	(2,584)	(2,584)
Net change in unrealized appreciation on swaps	0	4,141	0	0	3,337	7,478
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(4,772)	0	(4,772)

	$0	$4,141	$0	$(4,772)	$(4,519)	$(5,150)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $322 and open centrally cleared swaps cumulative appreciation/(depreciation) of $1,315 as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$26	$0	$26
BPS	1,244	(1,260)	(16)
BRC	440	0	440
CBK	(2,097)	2,332	235
DUB	(2,787)	2,620	(167)
GLM	(1,128)	731	(397)
GST	(38)	0	(38)
HUS	550	(500)	50
JPM	(820)	530	(290)
MYC	264	(390)	(126)
RBC	2	0	2
RYL	135	(330)	(195)
UAG	680	(550)	130

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements and sale-buyback financing transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net assets to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS.

The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other

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market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

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Notes to Financial Statements (Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction,

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the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S.

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Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(f) When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the

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amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations.

Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (Cont.)

Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

ANNUAL REPORT	DECEMBER 31, 2012	31

Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK

Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15%

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$110,121	$377,931

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market

ANNUAL REPORT	DECEMBER 31, 2012	33

Notes to Financial Statements (Cont.)

instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$601,477	$4,970,382	$(4,391,100)	$276	$(698)	$1,180,337	$1,139	$42

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,286,802	$1,605,453	$378,813	$693,621

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	4,255	$61,900	2,761	$38,001
Administrative Class	63,987	929,547	76,166	1,052,214
Advisor Class	17,569	255,005	24,630	341,183
Issued as reinvestment of distributions
Institutional Class	664	9,541	440	6,082
Administrative Class	15,464	222,185	10,037	138,646
Advisor Class	1,671	23,990	1,419	19,653
Cost of shares redeemed
Institutional Class	(3,431)	(50,186)	(1,530)	(20,838)
Administrative Class	(38,365)	(557,520)	(47,303)	(651,633)
Advisor Class	(26,017)	(371,445)	(3,211)	(44,446)
Net increase resulting from Portfolio share transactions	35,797	$523,017	63,409	$878,862

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

As of December 31, 2012, 4 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 56% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 15% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$72,837	$15,261	$222,563	$(20,069)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$6,750,477	$234,776	$(16,291)	$218,485

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

ANNUAL REPORT	DECEMBER 31, 2012	35

Notes to Financial Statements (Cont.)

December 31, 2012

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$236,544	$19,209	$—
12/31/2011	$148,949	$15,395	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.
BPG	BNP Paribas Securities Corp.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DEU	Deutsche Bank Securities, Inc.	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	CNY	Chinese Renminbi	MXN	Mexican Peso
BRL	Brazilian Real	EUR	Euro	ZAR	South African Rand
GBP	British Pound	JPY	Japanese Yen	USD (or $)	United States Dollar
CAD	Canadian Dollar

Exchange Abbreviations:
CPI	Consumer Price Index	OTC	Over-the-Counter

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Other Abbreviations:
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.01%

For the current year pursuant to IRC Section 852(b)(3)(C)(v), the Fund designates an increase in net capital gain in the amount of $1,336,355 arising from a determination under Section 860(e) relating to a prior year.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT57AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Real Return Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Schedule of Investments	12
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	55.3%
Short-Term Instruments	28.3%
Corporate Bonds & Notes	5.0%
Sovereign Issues	4.8%
Mortgage-Backed Securities	2.7%
Other	3.9%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Real Return Portfolio Institutional Class	8.92%	7.79%	7.05%	8.38%
Barclays U.S. TIPS Index±	6.98%	7.04%	6.65%	7.77%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.50% for Institutional Class shares.

± Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,034.60	$1,022.37
Expenses Paid During Period†	$2.81	$2.80
Net Annualized Expense Ratio	0.55%	0.55%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	Exposure to U.S. real duration (or sensitivity to changes in real interest rates) added to performance as real yields declined over the reporting period.

»	Exposure to Australian real duration added to performance as Australian real yields declined over the reporting period.

»	Exposure to Canadian real duration added to performance as Canadian real yields declined over the reporting period.

»	An underweight to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance (relative to the Portfolio’s benchmark index) as U.S. TIPS yields declined over the reporting period.

»	Tactical exposure to Italian inflation-linked bonds (linkers) during the second half of the reporting period added to performance as Italian real yields declined during that period.

»	Exposure to select financials securities added to returns as spreads narrowed over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Institutional Class
Net asset value beginning of year	$13.95	$13.14	$12.44	$11.26	$12.57
Net investment income (a)	0.23	0.30	0.22	0.43	0.46
Net realized/unrealized gain (loss)	1.02	1.24	0.81	1.63	(1.29)
Total income (loss) from investment operations	1.25	1.54	1.03	2.06	(0.83)
Dividends from net investment income	(0.18)	(0.31)	(0.21)	(0.40)	(0.46)
Distributions from net realized capital gains	(0.77)	(0.42)	(0.12)	(0.48)	(0.02)
Total distributions	(0.95)	(0.73)	(0.33)	(0.88)	(0.48)
Net asset value end of year	$14.25	$13.95	$13.14	$12.44	$11.26
Total return	8.92%	11.83%	8.27%	18.54%	(6.89)%
Net assets end of year (000s)	$152,670	$128,674	$99,287	$100,808	$67,953
Ratio of expenses to average net assets	0.55%	0.50%	0.51%	0.57%	0.57%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.61%	2.17%	1.68%	3.49%	3.75%
Portfolio turnover rate	46%*	381%*	489%*	689%	1,014%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$5,191,027
Investments in Affiliates, at value	1,180,337
Repurchase agreements, at value	597,598
Cash	1
Deposits with counterparty	9
Foreign currency, at value	394
Receivable for investments sold	522
Receivable for investments sold on a delayed-delivery basis	63,749
OTC swap premiums paid	2,059
Variation margin receivable on financial derivative instruments	1,235
Unrealized appreciation on foreign currency contracts	3,239
Unrealized appreciation on OTC swap agreements	2,570
Receivable for Portfolio shares sold	5,665
Interest and dividends receivable	23,307
Dividends receivable from Affiliates	229
7,071,941

Liabilities:
Payable for investments purchased	$288
Payable for investments in Affiliates purchased	229
Payable for reverse repurchase agreements	154,341
Payable for sale-buyback financing transactions	2,696,679
Written options outstanding	4,780
OTC swap premiums received	718
Variation margin payable on financial derivative instruments	112
Unrealized depreciation on foreign currency contracts	5,726
Unrealized depreciation on OTC swap agreements	563
Deposits from counterparty	3,030
Payable for Portfolio shares redeemed	5,021
Accrued investment advisory fees	862
Accrued supervisory and administrative fees	862
Accrued distribution fees	84
Accrued servicing fees	448
Other liabilities	243
2,873,986

Net Assets	$4,197,955

Net Assets Consist of:
Paid in capital	$3,907,364
Undistributed net investment income	42,968
Accumulated undistributed net realized gain	23,205
Net unrealized appreciation	224,418
$4,197,955

Net Assets:
Institutional Class	$152,670
Administrative Class	3,626,656
Advisor Class	418,629

Shares Issued and Outstanding:
Institutional Class	10,715
Administrative Class	254,528
Advisor Class	29,381

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$14.25
Administrative Class	14.25
Advisor Class	14.25

Cost of Investments	$4,967,942
Cost of Investments in Affiliates	$1,180,918
Cost of Repurchase Agreements	$597,598
Cost of Foreign Currency Held	$396
Premiums Received on Written Options	$5,759

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$82,723
Dividends	15
Dividends from Affiliate investments	1,139
Total Income	83,877

Expenses:
Investment advisory fees	9,700
Supervisory and administrative fees	9,700
Servicing fees – Administrative Class	5,091
Distribution and/or servicing fees – Advisor Class	922
Trustees’ fees	21
Interest expense	2,136
Miscellaneous expense	1
Total Expenses	27,571

Net Investment Income	56,306

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	42,392
Net realized gain on Affiliate investments	276
Net capital gain distributions received from Affiliate investments	42
Net realized gain on futures contracts	8,423
Net realized gain on written options	4,664
Net realized gain on swaps	9,085
Net realized (loss) on foreign currency transactions	(4,920)
Net change in unrealized appreciation on investments	210,856
Net change in unrealized (depreciation) on Affiliate investments	(698)
Net change in unrealized (depreciation) on futures contracts	(5,289)
Net change in unrealized (depreciation) on written options	(2,584)
Net change in unrealized appreciation on swaps	7,478
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(4,709)
Net Gain	265,016

Net Increase in Net Assets Resulting from Operations	$321,322

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$56,306	$60,431
Net realized gain	59,644	233,130
Net realized gain on Affiliate investments	276	79
Net capital gain distributions received from Affiliate investments	42	0
Net change in unrealized appreciation	205,752	33,332
Net change in unrealized appreciation (depreciation) on Affiliate investments	(698)	142
Net increase resulting from operations	321,322	327,114

Distributions to Shareholders:
From net investment income
Institutional Class	(1,776)	(2,450)
Administrative Class	(35,901)	(53,656)
Advisor Class	(3,065)	(5,714)
From net realized capital gains
Institutional Class	(7,766)	(3,631)
Administrative Class	(186,315)	(84,959)
Advisor Class	(20,931)	(13,933)

Total Distributions	(255,754)	(164,343)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	523,017	878,862

Total Increase in Net Assets	588,585	1,041,633

Net Assets:
Beginning of year	3,609,370	2,567,737
End of year*	$4,197,955	$3,609,370

*Including undistributed net investment income of:	$42,968	$36,985

**	See note 13 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Real Return Portfolio

Year Ended December 31, 2012
(Amounts in thousands)	PIMCO Real Return Portfolio

Cash flows (used for) operating activities:

Net increase in net assets resulting from operations	$321,322

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(2,713,653)
Proceeds from sales of long-term securities	2,372,286
Purchases of short-term portfolio investments, net	(1,313,901)
Increase in deposits with counterparty	(9)
Increase in receivable for investments sold	(60,571)
Decrease in interest and dividends receivable	1,270
Decrease in OTC swap premiums received (paid)	6,525
Decrease in other assets	36
Decrease in payable for investments purchased	(1,352,733)
Increase in accrued investment advisory fees	58
Increase in accrued supervisory and administrative fees	58
Decrease in accrued distribution fee	(10)
Increase in accrued servicing fee	84
Decrease in variation margin receivable (payable) on financial derivative instruments	(4,218)
Payments from currency transactions	(4,859)
Net change in unrealized appreciation on investments	(210,856)
Net change in unrealized (depreciation) on Affiliate investments	698
Net change in unrealized (depreciation) on futures contracts	5,289
Net change in unrealized (depreciation) on written options	2,584
Net change in unrealized appreciation on swaps	(7,478)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	4,709
Net realized gain on investments, written options and foreign currency transactions	(42,454)
Net amortization (accretion) on investments	45,774
Net cash (used for) operating activities	(2,950,049)

Cash flows received from financing activities:
Proceeds from Portfolio shares sold	1,251,341
Payment on Portfolio shares redeemed	(984,338)
Cash dividend paid*	(38)
Proceeds from reverse repurchase agreements	901,463
Payments on reverse repurchase agreements	(901,747)
Proceeds from sale-buyback transactions	12,478,854
Payments on sale-buyback transactions	(9,782,174)
Proceeds from deposits from counterparty	129,648
Payments on deposits from counterparty	(143,507)
Net cash received from financing activities	2,949,502

Net Decrease in Cash and Foreign Currency	(547)

Cash and Foreign Currency:
Beginning of year	942
End of year	$395

* Reinvestment of dividends	$255,716

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$2,091

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Real Return Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%
Delos Aircraft, Inc.
4.750% due 04/12/2016		$5,900	$5,974
NRG Energy, Inc.
4.000% due 07/01/2018		6,895	6,978
Vodafone Americas Finance
6.875% due 08/17/2015		1,329	1,362

Total Bank Loan Obligations (Cost $14,081)			14,314

CORPORATE BONDS & NOTES 8.3%

BANKING & FINANCE 7.5%
Ally Financial, Inc.
3.510% due 02/11/2014		15,400	15,733
3.709% due 06/20/2014		1,400	1,439
6.750% due 12/01/2014		1,600	1,728
ANZ New Zealand International Ltd.
6.200% due 07/19/2013		3,200	3,285
Banco Bilbao Vizcaya Argentaria S.A.
3.500% due 07/26/2013	EUR	1,000	1,331
4.250% due 07/15/2014		1,500	2,034
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		$5,100	5,393
Banco Santander Brasil S.A.
2.408% due 03/18/2014		7,100	7,077
Bank of Montreal
2.850% due 06/09/2015		7,900	8,348
BBVA Bancomer S.A.
6.500% due 03/10/2021		5,400	6,021
BPCE S.A.
2.375% due 10/04/2013		7,900	7,985
Citigroup, Inc.
1.160% due 02/15/2013		35,100	35,105
2.310% due 08/13/2013		1,000	1,010
6.000% due 12/13/2013		6,599	6,916
6.400% due 03/27/2013	EUR	5,000	6,689
Commonwealth Bank of Australia
0.588% due 09/17/2014		$4,900	4,919
0.763% due 07/12/2013		20,600	20,648
0.810% due 06/25/2014		7,100	7,155
Danske Bank A/S
1.390% due 04/14/2014		13,700	13,583
Dexia Credit Local S.A.
0.711% due 03/05/2013		4,500	4,494
0.793% due 04/29/2014		21,000	20,732
Duesseldorfer Hypothekenbank AG
1.875% due 12/13/2013	EUR	14,300	19,185
Eksportfinans ASA
2.375% due 05/25/2016		$4,700	4,486
Ford Motor Credit Co. LLC
7.000% due 10/01/2013		6,100	6,390
HCP, Inc.
6.700% due 01/30/2018		3,000	3,621
HSBC Finance Corp.
0.468% due 04/05/2013	EUR	2,100	2,773
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		$4,900	5,273
ICICI Bank Ltd.
2.062% due 02/24/2014		3,700	3,640
ING Bank Australia Ltd.
3.790% due 06/24/2014	AUD	800	836
International Lease Finance Corp.
5.625% due 09/20/2013		$1,160	1,193
6.375% due 03/25/2013		1,000	1,014
6.500% due 09/01/2014		1,400	1,502

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman Brothers Holdings, Inc.
1.000% due 09/27/2027 ^		$100	$24
Macquarie Bank Ltd.
4.100% due 12/17/2013		9,000	9,320
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		728	817
Morgan Stanley
0.520% due 03/01/2013	EUR	2,600	3,432
0.820% due 10/15/2015		$1,700	1,648
2.810% due 05/14/2013		4,200	4,229
NIBC Bank NV
2.800% due 12/02/2014		21,600	22,437
Nordea Bank AB
1.240% due 01/14/2014		24,500	24,684
Prudential Financial, Inc. CPI Linked Bond
3.940% due 06/10/2013		2,000	2,003
SLM Corp. CPI Linked Bond
3.712% due 04/01/2014		480	479
Turkiye Garanti Bankasi A/S
2.819% due 04/20/2016		1,700	1,696
UBS AG
2.250% due 08/12/2013		4,200	4,241
Westpac Banking Corp.
3.585% due 08/14/2014		6,300	6,607

			313,155

INDUSTRIALS 0.6%
Cardinal Health, Inc.
6.000% due 06/15/2017		300	348
DISH DBS Corp.
7.000% due 10/01/2013		5,000	5,212
NXP BV
2.960% due 10/15/2013	EUR	3,507	4,652
Petrobras International Finance Co.
3.875% due 01/27/2016		$12,900	13,671
Rexam PLC
6.750% due 06/01/2013		1,200	1,226

			25,109

UTILITIES 0.2%
AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013		2,400	2,503
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		2,100	2,255
7.343% due 04/11/2013		500	509
Petroleos Mexicanos
5.500% due 01/21/2021		1,800	2,112
6.500% due 06/02/2041		2,200	2,772

			10,151

Total Corporate Bonds & Notes (Cost $340,490)			348,415

MUNICIPAL BONDS & NOTES 0.0%

CALIFORNIA 0.0%
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047		600	569

RHODE ISLAND 0.0%
Tobacco Settlement Financing Corp. Rhode Island Revenue Bonds, Series 2002
6.000% due 06/01/2023		195	196

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$1,015	$813

Total Municipal Bonds & Notes (Cost $1,705)		1,578

U.S. GOVERNMENT AGENCIES 3.7%
Fannie Mae
0.268% due 12/25/2036	114	109
0.360% due 08/25/2034	146	145
0.560% due 07/25/2037 - 05/25/2042	261	262
0.650% due 05/25/2036	226	228
0.750% due 12/18/2013	30,300	30,482
0.890% due 02/25/2041	6,902	6,967
1.250% due 03/14/2014	10,100	10,229
1.360% due 07/01/2044 - 09/01/2044	83	84
2.600% due 05/02/2022	3,000	3,014
2.695% due 11/01/2024	12	13
2.700% due 03/28/2022	11,900	11,958
2.713% due 05/25/2035	935	992
5.285% due 10/01/2035	517	556
Freddie Mac
0.359% due 10/15/2020	1,408	1,410
0.439% due 02/15/2019	181	181
0.470% due 08/25/2031	83	81
0.559% due 12/15/2030	5	5
0.659% due 08/15/2033 - 09/15/2042	19,571	19,664
1.360% due 10/25/2044 - 02/25/2045	6,492	6,448
2.000% due 03/14/2019	21,400	21,465
2.367% due 01/01/2034	164	174
2.500% due 10/02/2019	19,600	20,296
5.307% due 12/01/2035	329	355
Ginnie Mae
0.511% due 03/20/2037	7,561	7,592
NCUA Guaranteed Notes
0.663% due 10/07/2020	4,214	4,230
0.773% due 12/08/2020	5,759	5,788
Small Business Administration
5.902% due 02/10/2018	423	469
6.020% due 08/01/2028	1,833	2,142

Total U.S. Government Agencies (Cost $154,150)		155,339

U.S. TREASURY OBLIGATIONS 91.9%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (f)(h)(i)	186,710	196,658
0.125% due 04/15/2017 (f)	86,222	92,358
0.125% due 01/15/2022 (f)(g)	300,539	326,437
0.125% due 07/15/2022 (e)(f)	352,789	382,803
0.500% due 04/15/2015	21,134	22,062
0.625% due 07/15/2021 (f)	198,860	226,047
0.750% due 02/15/2042 (f)	9,584	10,511
1.125% due 01/15/2021 (f)	83,329	97,899
1.250% due 04/15/2014 (f)	47,961	49,475
1.250% due 07/15/2020 (e)(f)(i)	183,169	217,341
1.375% due 01/15/2020 (f)	129,365	153,399
1.625% due 01/15/2015 (f)	108,519	115,327
1.625% due 01/15/2018 (f)	39,922	46,318
1.750% due 01/15/2028 (f)	99,488	128,853
1.875% due 07/15/2013	64,736	65,808
1.875% due 07/15/2015 (f)	38,144	41,601

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.875% due 07/15/2019 (f)		$64,979	$79,112
2.000% due 01/15/2014 (f)		6,129	6,329
2.000% due 07/15/2014 (h)(i)		161,250	170,220
2.000% due 01/15/2016		119,518	132,572
2.000% due 01/15/2026 (f)		157,497	206,605
2.125% due 01/15/2019 (f)		16,800	20,408
2.125% due 02/15/2040		40,026	58,679
2.375% due 01/15/2025 (f)(g)(h)(i)		208,316	281,275
2.375% due 01/15/2027 (f)		132,033	182,112
2.500% due 01/15/2029 (f)		66,575	94,932
2.625% due 07/15/2017 (f)		84,022	100,728
3.625% due 04/15/2028		66,787	106,003
3.875% due 04/15/2029 (f)(g)(h)		147,556	244,656

Total U.S. Treasury Obligations (Cost $3,660,304)			3,856,528

MORTGAGE-BACKED SECURITIES 4.5%
American General Mortgage Loan Trust
5.150% due 03/25/2058		3,059	3,157
American Home Mortgage Investment Trust
2.010% due 09/25/2045		601	573
Arran Residential Mortgages Funding PLC
1.391% due 05/16/2047	EUR	48	63
1.391% due 11/19/2047		3,878	5,143
1.641% due 11/19/2047		26,700	36,044
Banc of America Commercial Mortgage Trust
0.383% due 06/10/2049		$98	99
5.492% due 02/10/2051		420	493
5.685% due 06/10/2049		98	98
Banc of America Funding Corp.
2.687% due 02/20/2036		1,458	1,452
5.621% due 01/20/2047 ^		637	465
Banc of America Large Loan Trust
0.719% due 08/15/2029		191	190
Banc of America Large Loan, Inc.
2.509% due 11/15/2015		8,880	8,885
Banc of America Mortgage Trust
3.006% due 02/25/2036		1,072	901
3.111% due 06/25/2035		290	268
4.920% due 11/25/2034		148	147
6.500% due 09/25/2033		41	43
Banc of America Re-REMIC Trust
5.623% due 06/24/2050		1,600	1,817
5.634% due 02/17/2051		1,000	1,155
BCAP LLC Trust
5.430% due 03/26/2037		2,400	1,992
Bear Stearns Adjustable Rate Mortgage Trust
2.240% due 08/25/2035		528	533
2.320% due 08/25/2035		444	451
2.470% due 10/25/2035		1,964	1,902
2.570% due 03/25/2035		766	775
2.851% due 01/25/2035		827	753
2.909% due 03/25/2035		804	720
3.078% due 03/25/2035		222	224
Bear Stearns Alt-A Trust
2.942% due 03/25/2036 ^		920	565
3.001% due 09/25/2035		3,076	2,430
Bear Stearns Structured Products, Inc.
2.797% due 01/26/2036		2,853	1,886
CC Funding Corp.
0.490% due 01/25/2035		26	21
Chase Mortgage Finance Corp.
3.006% due 02/25/2037		150	150
Chaseflex Trust
6.000% due 02/25/2037 ^		803	661

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
1.990% due 09/25/2035		$68	$68
2.270% due 09/25/2035		344	342
2.340% due 09/25/2035		347	343
2.570% due 10/25/2035		1,798	1,735
2.600% due 05/25/2035		81	80
3.091% due 09/25/2037 ^		1,686	1,282
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044		199	236
Commercial Mortgage Pass-Through Certificates
3.156% due 07/10/2046		2,200	2,327
Countrywide Alternative Loan Trust
0.380% due 05/25/2047		10,499	7,475
0.390% due 05/25/2047		283	201
0.391% due 02/20/2047		880	532
0.400% due 09/25/2046		9,457	6,523
0.490% due 12/25/2035		48	38
1.140% due 12/25/2035		233	167
6.000% due 01/25/2037 ^		446	363
Countrywide Home Loan Mortgage Pass-Through Trust
0.550% due 06/25/2035		294	252
2.924% due 11/19/2033		59	59
4.859% due 05/20/2036		241	163
5.500% due 08/25/2035		732	746
Credit Suisse Mortgage Capital Certificates
5.467% due 09/18/2039		3,100	3,539
Deutsche ALT-A Securities, Inc.
0.310% due 10/25/2036		32	14
Deutsche Mortgage Securities, Inc.
1.462% due 06/28/2047		167	168
First Horizon Alternative Mortgage Securities
2.536% due 06/25/2034		486	483
First Horizon Mortgage Pass-Through Trust
2.561% due 02/25/2035		2,100	2,048
2.613% due 08/25/2035		1,144	1,118
Fosse Master Issuer PLC
1.725% due 10/18/2054		7,098	7,200
Granite Mortgages PLC
0.898% due 09/20/2044	GBP	408	655
Greenpoint Mortgage Funding Trust
0.430% due 06/25/2045		$470	377
0.480% due 11/25/2045		253	185
GS Mortgage Securities Corp.
1.103% due 03/06/2020		1,264	1,265
1.260% due 03/06/2020		1,500	1,502
4.592% due 08/10/2043		6,000	7,040
GSR Mortgage Loan Trust
2.660% due 09/25/2035		1,036	1,044
3.004% due 01/25/2035		624	615
Harborview Mortgage Loan Trust
0.430% due 05/19/2035		140	111
0.490% due 02/19/2036		282	189
0.551% due 06/20/2035		165	151
Holmes Master Issuer PLC
1.560% due 10/15/2054	EUR	14,200	18,944
Indymac Index Mortgage Loan Trust
2.651% due 12/25/2034		$312	277
Indymac Mortgage Loan Trust
3.118% due 11/25/2035 ^		1,620	1,363
JPMorgan Chase Commercial Mortgage Securities Corp.
4.654% due 01/12/2037		484	491
5.794% due 02/12/2051		1,300	1,553
JPMorgan Mortgage Trust
2.536% due 07/27/2037		1,409	1,143
3.026% due 08/25/2035 ^		660	591
3.048% due 07/25/2035		551	562
3.095% due 07/25/2035		1,293	1,327

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.105% due 08/25/2035		$720	$717
4.963% due 02/25/2035		869	885
5.319% due 09/25/2035		317	309
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		225	262
MASTR Adjustable Rate Mortgages Trust
2.630% due 11/21/2034		700	728
Mellon Residential Funding Corp.
0.649% due 12/15/2030		321	320
0.909% due 11/15/2031		336	332
Merrill Lynch Mortgage Investors Trust
0.460% due 11/25/2035		666	620
1.214% due 10/25/2035		408	402
1.760% due 10/25/2035		1,795	1,772
Merrill Lynch Mortgage Investors, Inc.
0.420% due 02/25/2036		1,643	1,435
5.079% due 12/25/2035		601	556
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		200	236
Morgan Stanley Capital Trust
5.882% due 06/11/2049		600	710
Morgan Stanley Mortgage Loan Trust
2.514% due 06/25/2036		1,026	953
Opteum Mortgage Acceptance Corp.
0.470% due 07/25/2035		62	61
Permanent Master Issuer PLC
1.510% due 07/15/2042	EUR	1,400	1,867
Residential Accredit Loans, Inc. Trust
0.510% due 08/25/2035		$202	149
Royal Bank of Scotland Capital Funding Trust
6.006% due 12/16/2049		2,500	2,995
Securitized Asset Sales, Inc.
0.742% due 11/26/2023		4	5
Sequoia Mortgage Trust
0.411% due 07/20/2036		2,198	2,001
0.910% due 10/19/2026		105	105
Structured Adjustable Rate Mortgage Loan Trust
0.690% due 06/25/2035		102	101
1.572% due 01/25/2035		190	136
2.775% due 02/25/2034		355	360
2.797% due 08/25/2035		288	262
5.500% due 12/25/2034		1,058	1,024
Structured Asset Mortgage Investments, Inc.
0.400% due 06/25/2036		140	106
0.420% due 04/25/2036		576	382
0.460% due 07/19/2035		2,040	1,983
0.870% due 10/19/2034		148	146
Structured Asset Securities Corp.
2.859% due 10/28/2035		129	119
Swan Trust
4.402% due 04/25/2041	AUD	443	463
Vornado DP LLC Trust
4.004% due 09/13/2028		$6,500	7,373
Wachovia Bank Commercial Mortgage Trust
0.289% due 06/15/2020		1,855	1,827
5.088% due 08/15/2041		1,400	1,486
WaMu Mortgage Pass-Through Certificates
0.470% due 11/25/2045		287	267
0.500% due 10/25/2045		1,738	1,660
0.895% due 01/25/2047		1,129	952
0.936% due 05/25/2047		651	537
0.976% due 12/25/2046		150	129
1.160% due 02/25/2046		228	209
1.365% due 11/25/2042		33	32
2.511% due 07/25/2046		1,028	938
2.538% due 11/25/2046		153	138
2.915% due 12/25/2035		375	364
5.324% due 08/25/2035		372	366

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.626% due 09/25/2034		$178	$185

Total Mortgage-Backed Securities (Cost $189,383)			189,908

ASSET-BACKED SECURITIES 2.3%
Access Group, Inc.
1.615% due 10/27/2025		9,324	9,477
American Money Management Corp. CLO Ltd.
0.537% due 05/03/2018		232	230
Aquilae CLO PLC
1.007% due 01/17/2023	EUR	3,407	4,355
ARES CLO Ltd.
0.538% due 03/12/2018		$1,668	1,645
Asset-Backed Funding Certificates Trust
0.910% due 06/25/2034		1,267	1,167
Bear Stearns Asset-Backed Securities Trust
0.870% due 10/25/2032		19	18
Citibank Omni Master Trust
2.959% due 08/15/2018		6,500	6,764
Citigroup Mortgage Loan Trust, Inc.
0.290% due 01/25/2037		243	119
College Loan Corp. Trust
0.565% due 01/25/2024		800	720
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		60	63
Countrywide Asset-Backed Certificates
0.390% due 07/25/2036		3,602	3,458
0.460% due 04/25/2036		248	239
Credit-Based Asset Servicing and Securitization LLC
0.270% due 11/25/2036		108	51
Cumberland CLO Ltd.
0.560% due 11/10/2019		2,120	2,105
Duane Street CLO Ltd.
0.562% due 11/08/2017		724	719
Equity One ABS, Inc.
0.510% due 04/25/2034		91	71
First CLO Ltd.
0.620% due 12/14/2016		91	91
First Franklin Mortgage Loan Trust
0.550% due 11/25/2035		14,398	13,984
GSAMP Trust
0.280% due 12/25/2036		123	59
Harbourmaster CLO Ltd.
0.443% due 06/15/2020	EUR	452	584
Harvest CLO S.A.
0.936% due 03/29/2017		200	263
HSI Asset Securitization Corp. Trust
0.260% due 10/25/2036		$10	4
0.260% due 12/25/2036		12	12
Katonah Ltd.
0.629% due 09/20/2016		325	325
Landmark CDO Ltd.
0.611% due 06/01/2017		2,637	2,607
Magi Funding PLC
0.671% due 04/11/2021	EUR	1,885	2,422
Magnolia Funding Ltd.
3.000% due 04/20/2017		153	202
Merrill Lynch Mortgage Investors, Inc.
0.290% due 09/25/2037		$28	7
0.330% due 02/25/2037		454	171
Morgan Stanley IXIS Real Estate Capital Trust
0.260% due 11/25/2036		15	6
Nautique Funding Ltd.
0.590% due 04/15/2020		962	926

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Navigare Funding CLO Ltd.
0.572% due 05/20/2019		$355	$351
Nelnet Student Loan Trust
1.015% due 07/25/2018		641	643
North Carolina State Education Assistance Authority
0.765% due 10/26/2020		4,177	4,182
NYLIM Flatiron CLO Ltd.
0.532% due 08/08/2020		600	583
Park Place Securities, Inc.
0.470% due 09/25/2035		31	30
Penta CLO S.A.
0.564% due 06/04/2024	EUR	3,970	4,926
Renaissance Home Equity Loan Trust
0.970% due 12/25/2032		$65	45
Securitized Asset-Backed Receivables LLC
0.270% due 12/25/2036 ^		402	117
SLM Student Loan Trust
0.355% due 04/25/2019		8,800	8,720
0.425% due 04/25/2017		51	51
0.765% due 01/25/2017		922	926
1.815% due 04/25/2023		14,947	15,594
1.859% due 12/15/2017		1,116	1,121
2.350% due 04/15/2039		2,585	2,602
Soundview Home Loan Trust
0.270% due 11/25/2036		64	23
Structured Asset Securities Corp.
1.714% due 04/25/2035		783	755
Symphony CLO Ltd.
0.550% due 05/15/2019		3,100	3,041
Wind River CLO Ltd.
0.639% due 12/19/2016		358	355
Wood Street CLO BV
0.696% due 03/29/2021	EUR	574	741

Total Asset-Backed Securities (Cost $94,693)			97,670

SOVEREIGN ISSUES 8.0%
Australia Government CPI Linked Bond
3.000% due 09/20/2025	AUD	9,100	12,977
4.000% due 08/20/2015		6,000	11,295
4.000% due 08/20/2020		23,400	46,885
Canada Government Bond
1.500% due 12/01/2044 (b)	CAD	2,643	3,521
2.750% due 09/01/2016		9,600	10,141
4.250% due 12/01/2021 (b)		26,771	37,954
Instituto de Credito Oficial
1.934% due 03/25/2014	EUR	16,900	21,824
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2016 (b)		28,914	38,797
2.100% due 09/15/2017 (b)		7,660	10,236
2.100% due 09/15/2021 (b)		18,470	23,177
2.350% due 09/15/2019 (b)		878	1,157
New South Wales Treasury Corp. CPI Linked Bond
2.500% due 11/20/2035	AUD	3,700	4,586
2.750% due 11/20/2025		17,000	23,021
South Africa Government International Bond
2.750% due 01/31/2022 (b)	ZAR	20,146	2,769
United Kingdom Gilt
0.125% due 03/22/2024 (b)	GBP	19,857	34,892
1.250% due 11/22/2032 (b)		2,093	4,329
1.875% due 11/22/2022 (b)		14,331	29,844
2.500% due 07/26/2016 (b)		2,900	16,178

Total Sovereign Issues (Cost $317,769)			333,583

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 47.0%

CERTIFICATES OF DEPOSIT 1.5%
Bank of Nova Scotia
0.510% due 03/27/2014		$2,750	$2,748
Dexia Credit Local S.A.
1.400% due 09/20/2013		40,200	40,164
1.700% due 09/06/2013		20,300	20,324

			63,236

COMMERCIAL PAPER 1.5%
Abbey National Treasury Services PLC
1.019% due 04/03/2013		13,500	13,484
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013		700	689
Santander S.A.
2.200% due 04/02/2013		13,300	13,262
Standard Chartered Bank
0.950% due 10/01/2013		33,300	33,157

			60,592

REPURCHASE AGREEMENTS 14.2%
Goldman Sachs Group, Inc.
0.260% due 01/14/2013		17,300	17,300
(Dated 12/10/2012. Collateralized by Freddie Mac 3.500% due 08/01/2042 valued at $17,927. Repurchase proceeds are $17,303.)
RBC Capital Markets LLC
0.210% due 01/04/2013		109,000	109,000

(Dated 12/07/2012. Collateralized by Fannie Mae 4.000% due 09/01/2041 valued at $1,459 and Freddie Mac 4.000% due 03/01/2041 - 11/01/2041 valued at $66,177 and Ginnie Mae 5.000% due 06/15/2040 valued at $44,022. Repurchase proceeds are $109,017)

0.230% due 01/08/2013		100,000	100,000
(Dated 12/12/2012. Collateralized by Freddie Mac 3.000% - 3.500% due 07/01/2026 - 11/01/2042 valued at $103,709. Repurchase proceeds are $100,013)
RBS Securities, Inc.
0.220% due 01/04/2013		270,000	270,000
(Dated 12/06/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $275,156. Repurchase proceeds are $270,045)
0.230% due 01/07/2013		49,300	49,300
(Dated 12/10/2012. Collateralized by U.S. Treasury Notes 2.125% due 08/15/2021 valued at $49,883. Repurchase proceeds are $49,307)
0.230% due 01/14/2013		49,300	49,300
(Dated 12/10/2012. Collateralized by U.S. Treasury Notes 2.125% due 08/15/2021 valued at $49,883. Repurchase proceeds are $49,307)
State Street Bank and Trust Co.
0.010% due 01/02/2013		2,698	2,698
(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $2,757. Repurchase proceeds are $2,698.)

			597,598

ITALY TREASURY BILLS 0.9%
1.728% due 09/13/2013 (a)	EUR	27,650	36,210

JAPAN TREASURY BILLS 0.6%
0.099% due 01/28/2013	JPY	2,000,000	23,084

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
0.150% due 12/12/2013 (a)(f)(h)(i)	$10,195	$10,180

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 28.1%
PIMCO Short-Term Floating NAV Portfolio	117,951,087	1,180,337

Total Short-Term Instruments (Cost $1,972,841)		1,971,237

MARKET VALUE (000S)
PURCHASED OPTIONS (k) 0.0%
(Cost $1,042)	$390

Total Investments 166.0% (Cost $6,746,458)	$6,968,962

Written Options (l) (0.1%) (Premiums $5,759)	(4,780)

Other Assets and Liabilities (Net) (65.9%)	(2,766,227)

Net Assets 100.0%	$4,197,955

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Portfolio.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $809,126 at a weighted average interest rate of 0.257%.
(e)	Securities with an aggregate market value of $155,976 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BPG	0.240%	09/07/2012	03/07/2013	$19,468	$(19,483)
DEU	0.290%	10/26/2012	02/15/2013	134,784	(134,858)

					$(154,341)

(f)	Securities with an aggregate market value of $2,678,785 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BRC	0.340%	12/06/2012	01/04/2013	$271,288	$(271,365)
	0.360%	12/12/2012	01/14/2013	58,384	(58,373)
	0.360%	12/17/2012	01/18/2013	30,158	(30,106)
GSC	0.360%	12/19/2012	01/08/2013	260,476	(260,453)
	0.380%	12/26/2012	01/08/2013	75,236	(75,223)
MSC	0.340%	12/11/2012	01/07/2013	107,646	(107,643)
	0.350%	12/07/2012	01/04/2013	109,196	(109,232)
	0.370%	12/21/2012	01/08/2013	155,314	(155,302)
TDM	0.240%	11/13/2012	01/10/2013	193,454	(193,642)
	0.240%	12/11/2012	01/10/2013	26,535	(26,538)
	0.250%	07/19/2012	01/14/2013	50,048	(50,128)
	0.260%	12/11/2012	01/10/2013	11,619	(11,620)
	0.270%	10/18/2012	01/10/2013	21,200	(21,224)
	0.270%	10/19/2012	01/08/2013	327,876	(328,205)
	0.270%	10/24/2012	01/14/2013	9,579	(9,590)
	0.270%	11/06/2012	01/11/2013	61,263	(61,316)
	0.270%	11/06/2012	02/14/2013	46,134	(46,177)
	0.270%	11/19/2012	02/14/2013	2,315	(2,313)
	0.270%	12/11/2012	01/11/2013	4,710	(4,711)
	0.270%	12/14/2012	01/04/2013	171,318	(171,352)
	0.280%	10/29/2012	01/09/2013	4,653	(4,657)
	0.280%	12/14/2012	01/09/2013	111,229	(111,243)
	0.340%	11/30/2012	01/03/2013	49,683	(49,697)
	0.340%	12/11/2012	01/03/2013	19,940	(19,945)
	0.370%	12/12/2012	01/09/2013	390,075	(390,103)
UAG	0.240%	09/13/2012	01/11/2013	3,974	(3,979)
	0.300%	11/26/2012	01/24/2013	7,772	(7,761)
	0.302%	11/26/2012	01/24/2013	115,734	(114,781)

					$(2,696,679)

(1)	Payable for Sale-Buyback Financing Transactions includes $(30) of deferred price drop on sale-buyback financing transactions.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

(g)	Securities with an aggregate market value of $1,691 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2016	1,335	$359
90-Day Eurodollar September Futures	Long	09/2015	551	135
U.S. Treasury 10-Year Note March Futures	Long	03/2013	553	(172)

				$322

(h)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $10,105 and cash of $9 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	1.500%	01/04/2018	$	65,400	$(138)	$49
Receive	3-Month USD-LIBOR	1.400%	01/04/2018		97,300	(15)	258
Receive	3-Month USD-LIBOR	2.500%	12/19/2042		78,600	4,814	1,008

						$4,661	$1,315

(i)	Securities with an aggregate market value of $6,213 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.

(j)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.375%	$	300	$(3)	$0	$(3)
DISH DBS Corp.	BOA	(3.650%	)	12/20/2013	0.401%		3,500	(116)	0	(116)
DISH DBS Corp.	CBK	(3.650%	)	12/20/2013	0.401%		1,500	(50)	0	(50)
HCP, Inc.	GST	(2.910%	)	03/20/2018	1.165%		3,000	(267)	0	(267)
Marsh & McLennan Cos., Inc.	BOA	(0.830%	)	09/20/2015	0.239%		2,000	(33)	0	(33)
Marsh & McLennan Cos., Inc.	DUB	(0.600%	)	09/20/2015	0.239%		2,000	(20)	0	(20)
Rexam PLC	BRC	(1.450%	)	06/20/2013	0.123%		1,200	(8)	0	(8)

								$(497)	$0	$(497)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)			Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BRC	1.000%	06/20/2015	0.604%	$		2,600	$26	$(31)	$57
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.333%			6,000	(137)	(199)	62
Brazil Government International Bond	HUS	1.000%	06/20/2015	0.604%			1,000	10	(14)	24
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.604%			600	6	(7)	13
Brazil Government International Bond	RYL	1.000%	06/20/2015	0.604%			1,000	10	(19)	29
Japan Government International Bond	BOA	1.000%	12/20/2015	0.435%			4,300	74	98	(24)
Japan Government International Bond	GST	1.000%	12/20/2015	0.435%			1,600	28	33	(5)
Japan Government International Bond	HUS	1.000%	06/20/2016	0.507%			10,300	179	(5)	184
Japan Government International Bond	JPM	1.000%	12/20/2015	0.435%			2,300	39	47	(8)
Japan Government International Bond	RYL	1.000%	12/20/2015	0.435%			2,300	40	52	(12)
Nokia OYJ	GST	5.000%	09/20/2014	2.669%		EUR	3,700	201	(405)	606

								$476	$(450)	$926

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.000%	07/25/2016	BOA	EUR	11,000	$122	$39	$83
Pay	1-Month EUR-FRCPXTOB Index	1.900%	09/01/2016	BPS		66,000	203	71	132
Pay	1-Month EUR-FRCPXTOB Index	1.950%	09/01/2017	BPS		38,800	47	0	47
Pay	1-Year BRL-CDI	8.260%	01/02/2015	UAG	BRL	116,300	727	137	590
Pay	1-Year BRL-CDI	8.630%	01/02/2015	MYC		26,900	265	132	133
Pay	1-Year BRL-CDI	8.825%	01/02/2015	HUS		11,500	136	71	65
Pay	1-Year BRL-CDI	8.320%	01/02/2017	HUS		121,100	82	99	(17)
Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	BPS	$	108,500	235	131	104
Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	RYL		85,700	185	78	107
Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	BPS		38,700	740	646	94
Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	CBK		13,500	258	103	155
Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	DUB		19,300	369	284	85

							$3,369	$1,791	$1,578

(k)	Purchased options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	$	20,500	$1,042	$390

(l)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	1.700%	03/18/2013	$	27,800	$328	$(1,085)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		27,800	523	(2)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		83,000	983	(3,238)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		83,000	1,615	(5)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		10,500	99	0
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.850%	04/14/2014		86,200	1,034	(135)
Call - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		46,300	107	(41)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		46,300	120	(15)
Call - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		84,300	199	(74)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		84,300	199	(26)
Put - OTC 7-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		8,800	26	(19)
Call - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.200%	03/18/2013		11,800	30	(31)
Put - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		11,800	32	(26)
Put - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	2.150%	01/07/2013	EUR	14,300	76	0

								$5,371	$(4,697)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$33,400	$298	$(65)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	4,400	57	(9)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	4,400	33	(9)

						$388	$(83)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2011	0	$919,600	EUR	0	$5,340
Sales	224	1,441,100		14,300	8,768
Closing Buys	(224)	(1,346,100)		0	(7,284)
Expirations	0	0		0	0
Exercised	0	(360,500)		0	(1,065)

Balance at 12/31/2012	0	$654,100	EUR	14,300	$5,759

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

(m)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	1,627	$	1,701	BRC	$13	$0	$13
01/2013		99,326		102,634	JPM	0	(458)	(458)
01/2013		406		428	RYL	7	0	7
01/2013	GBP	44,652		71,463	GLM	0	(1,072)	(1,072)
01/2013		955		1,535	RBC	0	(16)	(16)
01/2013		795		1,285	RYL	0	(7)	(7)
01/2013	JPY	2,000,000		25,293	BRC	2,204	0	2,204
01/2013	$	2,747	AUD	2,666	BPS	20	0	20
01/2013		595		576	HUS	3	0	3
01/2013		198		190	RBC	0	(1)	(1)
01/2013		37,546	GBP	23,201	BRC	143	0	143
01/2013		37,562		23,201	DUB	126	0	126
01/2013		2,665	ZAR	22,690	GLM	2	0	2
01/2013	ZAR	59,355	$	6,714	JPM	0	(262)	(262)
02/2013	CNY	45,394		7,125	JPM	0	(91)	(91)
02/2013	GBP	23,201		37,543	BRC	0	(143)	(143)
02/2013		23,201		37,560	DUB	0	(126)	(126)
02/2013	$	5,878	BRL	12,309	BRC	108	0	108
02/2013		8,907		18,430	HUS	56	0	56
02/2013		7,210	CNY	45,446	UAG	14	0	14
03/2013	CAD	51,353	$	51,975	CBK	433	0	433
03/2013	EUR	78,545		102,552	BRC	0	(1,192)	(1,192)
03/2013		78,545		102,164	CBK	0	(1,580)	(1,580)
03/2013		3,463		4,507	UAG	0	(67)	(67)
03/2013	GBP	6,779		11,016	UAG	6	0	6
03/2013	$	255	EUR	193	BRC	0	0	0
04/2013		7,487	MXN	98,688	HUS	84	0	84
04/2013		174		2,276	JPM	0	0	0
04/2013		2,600		34,150	RBC	20	0	20
09/2013	EUR	27,318	$	35,437	BRC	0	(711)	(711)

						$3,239	$(5,726)	$(2,487)

(n)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Bank Loan Obligations	$0	$14,314	$0	$14,314
Corporate Bonds & Notes
Banking & Finance	0	313,155	0	313,155
Industrials	0	25,109	0	25,109
Utilities	0	10,151	0	10,151
Municipal Bonds & Notes
California	0	569	0	569
Rhode Island	0	196	0	196
West Virginia	0	813	0	813
U.S. Government Agencies	0	145,321	10,018	155,339
U.S. Treasury Obligations	0	3,856,528	0	3,856,528
Mortgage-Backed Securities	0	186,761	3,147	189,908
Asset-Backed Securities	0	97,468	202	97,670
Sovereign Issues	0	333,583	0	333,583
Short-Term Instruments
Certificates of Deposit	0	63,236	0	63,236
Commercial Paper	0	60,592	0	60,592
Repurchase Agreements	0	597,598	0	597,598
Italy Treasury Bills	0	36,210	0	36,210
Japan Treasury Bills	0	23,084	0	23,084
U.S. Treasury Bills	0	10,180	0	10,180

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Central Funds Used for Cash Management Purposes	$1,180,337	$0	$0	$1,180,337
Purchased Options
Interest Rate Contracts	0	390	0	390
	$1,180,337	$5,775,258	$13,367	$6,968,962

Financial Derivative Instruments - Assets
Credit Contracts	0	975	0	975
Foreign Exchange Contracts	0	3,239	0	3,239
Interest Rate Contracts	494	2,910	0	3,404
	$494	$7,124	$0	$7,618

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(546)	0	(546)
Foreign Exchange Contracts	0	(5,726)	0	(5,726)
Interest Rate Contracts	(172)	(4,714)	(83)	(4,969)
	$(172)	$(10,986)	$(83)	$(11,241)

Totals	$1,180,659	$5,771,396	$13,284	$6,965,339

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (3)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$700	$0	$(700)	$0	$0	$0	$0	$0	$0	$0
U.S. Government Agencies	11,562	0	(1,557)	0	0	13	0	0	10,018	17
Mortgage-Backed Securities	11,571	0	(9,900)	25	(36)	332	1,155	0	3,147	213
Asset-Backed Securities	3,139	0	(2,040)	12	(30)	47	0	(926)	202	5

	$26,972	$0	$(14,197)	$37	$(66)	$392	$1,155	$(926)	$13,367	$235

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(243)	$31	$0	$0	$128	$1	$0	$0	$(83)	$88

Totals	$26,729	$31	$(14,197)	$37	$62	$393	$1,155	$(926)	$13,284	$323

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
U.S. Government Agencies	$10,018	Third Party Vendor	Broker Quote	100.38-100.50
Mortgage-Backed Securities	1,155	Benchmark Pricing	Base Price	116.00
	1,992	Third Party Vendor	Broker Quote	83.00-99.35
Asset-Backed Securities	202	Benchmark Pricing	Base Price	100.22

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(83)	Indicative Market Quotations	Broker Quote	0.19-0.21

Total	$13,284

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$390	$390
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	1,235	1,235
Unrealized appreciation on foreign currency contracts	0	0	0	3,239	0	3,239
Unrealized appreciation on OTC swap agreements	0	976	0	0	1,594	2,570

	$0	$976	$0	$3,239	$3,219	$7,434

Liabilities:
Written options outstanding	$0	$0	$0	$0	$4,780	$4,780
Variation margin payable on financial derivative instruments (2)	0	0	0	0	112	112
Unrealized depreciation on foreign currency contracts	0	0	0	5,726	0	5,726
Unrealized depreciation on OTC swap agreements	0	546	0	0	17	563

	$0	$546	$0	$5,726	$4,909	$11,181

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

December 31, 2012

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(1,013)	$(1,013)
Net realized gain on futures contracts	0	0	0	0	8,423	8,423
Net realized gain on written options	0	0	0	0	4,664	4,664
Net realized gain (loss) on swaps	0	(406)	0	0	9,491	9,085
Net realized (loss) on foreign currency transactions	0	0	0	(6,455)	0	(6,455)

	$0	$(406)	$0	$(6,455)	$21,565	$14,704

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$17	$17
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(5,289)	(5,289)
Net change in unrealized (depreciation) on written options	0	0	0	0	(2,584)	(2,584)
Net change in unrealized appreciation on swaps	0	4,141	0	0	3,337	7,478
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(4,772)	0	(4,772)

	$0	$4,141	$0	$(4,772)	$(4,519)	$(5,150)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $322 and open centrally cleared swaps cumulative appreciation/(depreciation) of $1,315 as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$26	$0	$26
BPS	1,244	(1,260)	(16)
BRC	440	0	440
CBK	(2,097)	2,332	235
DUB	(2,787)	2,620	(167)
GLM	(1,128)	731	(397)
GST	(38)	0	(38)
HUS	550	(500)	50
JPM	(820)	530	(290)
MYC	264	(390)	(126)
RBC	2	0	2
RYL	135	(330)	(195)
UAG	680	(550)	130

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements and sale-buyback financing transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net assets to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS.

The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction,

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of

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Notes to Financial Statements (Cont.)

the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S.

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Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(f) When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive

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Notes to Financial Statements (Cont.)

a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the

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amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations.

Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the

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Notes to Financial Statements (Cont.)

Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or

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failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

ANNUAL REPORT	DECEMBER 31, 2012	31

Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK

Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15%

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$110,121	$377,931

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market

ANNUAL REPORT	DECEMBER 31, 2012	33

Notes to Financial Statements (Cont.)

instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$601,477	$4,970,382	$(4,391,100)	$276	$(698)	$1,180,337	$1,139	$42

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,286,802	$1,605,453	$378,813	$693,621

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	4,255	$61,900	2,761	$38,001
Administrative Class	63,987	929,547	76,166	1,052,214
Advisor Class	17,569	255,005	24,630	341,183
Issued as reinvestment of distributions
Institutional Class	664	9,541	440	6,082
Administrative Class	15,464	222,185	10,037	138,646
Advisor Class	1,671	23,990	1,419	19,653
Cost of shares redeemed
Institutional Class	(3,431)	(50,186)	(1,530)	(20,838)
Administrative Class	(38,365)	(557,520)	(47,303)	(651,633)
Advisor Class	(26,017)	(371,445)	(3,211)	(44,446)
Net increase resulting from Portfolio share transactions	35,797	$523,017	63,409	$878,862

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

As of December 31, 2012, 4 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 56% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 15% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$72,837	$15,261	$222,563	$(20,069)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$6,750,477	$234,776	$(16,291)	$218,485

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

ANNUAL REPORT	DECEMBER 31, 2012	35

Notes to Financial Statements (Cont.)

December 31, 2012

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$236,544	$19,209	$—
12/31/2011	$148,949	$15,395	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.
BPG	BNP Paribas Securities Corp.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC
DEU	Deutsche Bank Securities, Inc.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	CNY	Chinese Renminbi	MXN	Mexican Peso
BRL	Brazilian Real	EUR	Euro	ZAR	South African Rand
GBP	British Pound	JPY	Japanese Yen	USD (or $)	United States Dollar
CAD	Canadian Dollar

Exchange Abbreviations:
CPI	Consumer Price Index	OTC	Over-the-Counter

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Other Abbreviations:
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.01%

For the current year pursuant to IRC Section 852(b)(3)(C)(v), the Fund designates an increase in net capital gain in the amount of $1,336,355 arising from a determination under Section 860(e) relating to a prior year.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT61AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Real Return Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Schedule of Investments	12
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	55.3%
Short-Term Instruments	28.3%
Corporate Bonds & Notes	5.0%
Sovereign Issues	4.8%
Mortgage-Backed Securities	2.7%
Other	3.9%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	Class Inception (02/28/2006)
PIMCO Real Return Portfolio Advisor Class	8.64%	7.53%	7.01%
Barclays U.S. TIPS Index±	6.98%	7.04%	6.87%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Advisor Class shares.

± Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,033.30	$1,021.11
Expenses Paid During Period†	$4.09	$4.06
Net Annualized Expense Ratio	0.80%	0.80%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	Exposure to U.S. real duration (or sensitivity to changes in real interest rates) added to performance as real yields declined over the reporting period.

»	Exposure to Australian real duration added to performance as Australian real yields declined over the reporting period.

»	Exposure to Canadian real duration added to performance as Canadian real yields declined over the reporting period.

»	An underweight to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance (relative to the Portfolio’s benchmark index) as U.S. TIPS yields declined over the reporting period.

»	Tactical exposure to Italian inflation-linked bonds (linkers) during the second half of the reporting period added to performance as Italian real yields declined during that period.

»	Exposure to select financials securities added to returns as spreads narrowed over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Advisor Class
Net asset value beginning of year	$13.95	$13.14	$12.44	$11.26	$12.57
Net investment income (a)	0.17	0.24	0.17	0.39	0.44
Net realized/unrealized gain (loss)	1.04	1.27	0.82	1.64	(1.30)
Total income (loss) from investment operations	1.21	1.51	0.99	2.03	(0.86)
Dividends from net investment income	(0.14)	(0.28)	(0.17)	(0.37)	(0.43)
Distributions from net realized capital gains	(0.77)	(0.42)	(0.12)	(0.48)	(0.02)
Total distributions	(0.91)	(0.70)	(0.29)	(0.85)	(0.45)
Net asset value end of year	$14.25	$13.95	$13.14	$12.44	$11.26
Total return	8.64%	11.56%	8.00%	18.24%	(7.13)%
Net assets end of year (000s)	$418,629	$504,229	$175,026	$31,009	$21,735
Ratio of expenses to average net assets	0.80%	0.75%	0.76%	0.82%	0.80%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	1.17%	1.74%	1.32%	3.19%	3.52%
Portfolio turnover rate	46%*	381%*	489%*	689%	1,014%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$5,191,027
Investments in Affiliates, at value	1,180,337
Repurchase agreements, at value	597,598
Cash	1
Deposits with counterparty	9
Foreign currency, at value	394
Receivable for investments sold	522
Receivable for investments sold on a delayed-delivery basis	63,749
OTC swap premiums paid	2,059
Variation margin receivable on financial derivative instruments	1,235
Unrealized appreciation on foreign currency contracts	3,239
Unrealized appreciation on OTC swap agreements	2,570
Receivable for Portfolio shares sold	5,665
Interest and dividends receivable	23,307
Dividends receivable from Affiliates	229
7,071,941

Liabilities:
Payable for investments purchased	$288
Payable for investments in Affiliates purchased	229
Payable for reverse repurchase agreements	154,341
Payable for sale-buyback financing transactions	2,696,679
Written options outstanding	4,780
OTC swap premiums received	718
Variation margin payable on financial derivative instruments	112
Unrealized depreciation on foreign currency contracts	5,726
Unrealized depreciation on OTC swap agreements	563
Deposits from counterparty	3,030
Payable for Portfolio shares redeemed	5,021
Accrued investment advisory fees	862
Accrued supervisory and administrative fees	862
Accrued distribution fees	84
Accrued servicing fees	448
Other liabilities	243
2,873,986

Net Assets	$4,197,955

Net Assets Consist of:
Paid in capital	$3,907,364
Undistributed net investment income	42,968
Accumulated undistributed net realized gain	23,205
Net unrealized appreciation	224,418
$4,197,955

Net Assets:
Institutional Class	$152,670
Administrative Class	3,626,656
Advisor Class	418,629

Shares Issued and Outstanding:
Institutional Class	10,715
Administrative Class	254,528
Advisor Class	29,381

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$14.25
Administrative Class	14.25
Advisor Class	14.25

Cost of Investments	$4,967,942
Cost of Investments in Affiliates	$1,180,918
Cost of Repurchase Agreements	$597,598
Cost of Foreign Currency Held	$396
Premiums Received on Written Options	$5,759

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$82,723
Dividends	15
Dividends from Affiliate investments	1,139
Total Income	83,877

Expenses:
Investment advisory fees	9,700
Supervisory and administrative fees	9,700
Servicing fees – Administrative Class	5,091
Distribution and/or servicing fees – Advisor Class	922
Trustees’ fees	21
Interest expense	2,136
Miscellaneous expense	1
Total Expenses	27,571

Net Investment Income	56,306

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	42,392
Net realized gain on Affiliate investments	276
Net capital gain distributions received from Affiliate investments	42
Net realized gain on futures contracts	8,423
Net realized gain on written options	4,664
Net realized gain on swaps	9,085
Net realized (loss) on foreign currency transactions	(4,920)
Net change in unrealized appreciation on investments	210,856
Net change in unrealized (depreciation) on Affiliate investments	(698)
Net change in unrealized (depreciation) on futures contracts	(5,289)
Net change in unrealized (depreciation) on written options	(2,584)
Net change in unrealized appreciation on swaps	7,478
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(4,709)
Net Gain	265,016

Net Increase in Net Assets Resulting from Operations	$321,322

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$56,306	$60,431
Net realized gain	59,644	233,130
Net realized gain on Affiliate investments	276	79
Net capital gain distributions received from Affiliate investments	42	0
Net change in unrealized appreciation	205,752	33,332
Net change in unrealized appreciation (depreciation) on Affiliate investments	(698)	142
Net increase resulting from operations	321,322	327,114

Distributions to Shareholders:
From net investment income
Institutional Class	(1,776)	(2,450)
Administrative Class	(35,901)	(53,656)
Advisor Class	(3,065)	(5,714)
From net realized capital gains
Institutional Class	(7,766)	(3,631)
Administrative Class	(186,315)	(84,959)
Advisor Class	(20,931)	(13,933)

Total Distributions	(255,754)	(164,343)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	523,017	878,862

Total Increase in Net Assets	588,585	1,041,633

Net Assets:
Beginning of year	3,609,370	2,567,737
End of year*	$4,197,955	$3,609,370

*Including undistributed net investment income of:	$42,968	$36,985

**	See note 13 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Real Return Portfolio

Year Ended December 31, 2012
(Amounts in thousands)	PIMCO Real Return Portfolio

Cash flows (used for) operating activities:

Net increase in net assets resulting from operations	$321,322

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(2,713,653)
Proceeds from sales of long-term securities	2,372,286
Purchases of short-term portfolio investments, net	(1,313,901)
Increase in deposits with counterparty	(9)
Increase in receivable for investments sold	(60,571)
Decrease in interest and dividends receivable	1,270
Decrease in OTC swap premiums received (paid)	6,525
Decrease in other assets	36
Decrease in payable for investments purchased	(1,352,733)
Increase in accrued investment advisory fees	58
Increase in accrued supervisory and administrative fees	58
Decrease in accrued distribution fee	(10)
Increase in accrued servicing fee	84
Decrease in variation margin receivable (payable) on financial derivative instruments	(4,218)
Payments from currency transactions	(4,859)
Net change in unrealized appreciation on investments	(210,856)
Net change in unrealized (depreciation) on Affiliate investments	698
Net change in unrealized (depreciation) on futures contracts	5,289
Net change in unrealized (depreciation) on written options	2,584
Net change in unrealized appreciation on swaps	(7,478)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	4,709
Net realized gain on investments, written options and foreign currency transactions	(42,454)
Net amortization (accretion) on investments	45,774
Net cash (used for) operating activities	(2,950,049)

Cash flows received from financing activities:
Proceeds from Portfolio shares sold	1,251,341
Payment on Portfolio shares redeemed	(984,338)
Cash dividend paid*	(38)
Proceeds from reverse repurchase agreements	901,463
Payments on reverse repurchase agreements	(901,747)
Proceeds from sale-buyback transactions	12,478,854
Payments on sale-buyback transactions	(9,782,174)
Proceeds from deposits from counterparty	129,648
Payments on deposits from counterparty	(143,507)
Net cash received from financing activities	2,949,502

Net Decrease in Cash and Foreign Currency	(547)

Cash and Foreign Currency:
Beginning of year	942
End of year	$395

* Reinvestment of dividends	$255,716

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$2,091

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Real Return Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%
Delos Aircraft, Inc.
4.750% due 04/12/2016		$5,900	$5,974
NRG Energy, Inc.
4.000% due 07/01/2018		6,895	6,978
Vodafone Americas Finance
6.875% due 08/17/2015		1,329	1,362

Total Bank Loan Obligations (Cost $14,081)			14,314

CORPORATE BONDS & NOTES 8.3%

BANKING & FINANCE 7.5%
Ally Financial, Inc.
3.510% due 02/11/2014		15,400	15,733
3.709% due 06/20/2014		1,400	1,439
6.750% due 12/01/2014		1,600	1,728
ANZ New Zealand International Ltd.
6.200% due 07/19/2013		3,200	3,285
Banco Bilbao Vizcaya Argentaria S.A.
3.500% due 07/26/2013	EUR	1,000	1,331
4.250% due 07/15/2014		1,500	2,034
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		$5,100	5,393
Banco Santander Brasil S.A.
2.408% due 03/18/2014		7,100	7,077
Bank of Montreal
2.850% due 06/09/2015		7,900	8,348
BBVA Bancomer S.A.
6.500% due 03/10/2021		5,400	6,021
BPCE S.A.
2.375% due 10/04/2013		7,900	7,985
Citigroup, Inc.
1.160% due 02/15/2013		35,100	35,105
2.310% due 08/13/2013		1,000	1,010
6.000% due 12/13/2013		6,599	6,916
6.400% due 03/27/2013	EUR	5,000	6,689
Commonwealth Bank of Australia
0.588% due 09/17/2014		$4,900	4,919
0.763% due 07/12/2013		20,600	20,648
0.810% due 06/25/2014		7,100	7,155
Danske Bank A/S
1.390% due 04/14/2014		13,700	13,583
Dexia Credit Local S.A.
0.711% due 03/05/2013		4,500	4,494
0.793% due 04/29/2014		21,000	20,732
Duesseldorfer Hypothekenbank AG
1.875% due 12/13/2013	EUR	14,300	19,185
Eksportfinans ASA
2.375% due 05/25/2016		$4,700	4,486
Ford Motor Credit Co. LLC
7.000% due 10/01/2013		6,100	6,390
HCP, Inc.
6.700% due 01/30/2018		3,000	3,621
HSBC Finance Corp.
0.468% due 04/05/2013	EUR	2,100	2,773
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		$4,900	5,273
ICICI Bank Ltd.
2.062% due 02/24/2014		3,700	3,640
ING Bank Australia Ltd.
3.790% due 06/24/2014	AUD	800	836
International Lease Finance Corp.
5.625% due 09/20/2013		$1,160	1,193
6.375% due 03/25/2013		1,000	1,014
6.500% due 09/01/2014		1,400	1,502

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman Brothers Holdings, Inc.
1.000% due 09/27/2027 ^		$100	$24
Macquarie Bank Ltd.
4.100% due 12/17/2013		9,000	9,320
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		728	817
Morgan Stanley
0.520% due 03/01/2013	EUR	2,600	3,432
0.820% due 10/15/2015		$1,700	1,648
2.810% due 05/14/2013		4,200	4,229
NIBC Bank NV
2.800% due 12/02/2014		21,600	22,437
Nordea Bank AB
1.240% due 01/14/2014		24,500	24,684
Prudential Financial, Inc. CPI Linked Bond
3.940% due 06/10/2013		2,000	2,003
SLM Corp. CPI Linked Bond
3.712% due 04/01/2014		480	479
Turkiye Garanti Bankasi A/S
2.819% due 04/20/2016		1,700	1,696
UBS AG
2.250% due 08/12/2013		4,200	4,241
Westpac Banking Corp.
3.585% due 08/14/2014		6,300	6,607

			313,155

INDUSTRIALS 0.6%
Cardinal Health, Inc.
6.000% due 06/15/2017		300	348
DISH DBS Corp.
7.000% due 10/01/2013		5,000	5,212
NXP BV
2.960% due 10/15/2013	EUR	3,507	4,652
Petrobras International Finance Co.
3.875% due 01/27/2016		$12,900	13,671
Rexam PLC
6.750% due 06/01/2013		1,200	1,226

			25,109

UTILITIES 0.2%
AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013		2,400	2,503
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		2,100	2,255
7.343% due 04/11/2013		500	509
Petroleos Mexicanos
5.500% due 01/21/2021		1,800	2,112
6.500% due 06/02/2041		2,200	2,772

			10,151

Total Corporate Bonds & Notes (Cost $340,490)			348,415

MUNICIPAL BONDS & NOTES 0.0%

CALIFORNIA 0.0%
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047		600	569

RHODE ISLAND 0.0%
Tobacco Settlement Financing Corp. Rhode Island Revenue Bonds, Series 2002
6.000% due 06/01/2023		195	196

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$1,015	$813

Total Municipal Bonds & Notes (Cost $1,705)		1,578

U.S. GOVERNMENT AGENCIES 3.7%
Fannie Mae
0.268% due 12/25/2036	114	109
0.360% due 08/25/2034	146	145
0.560% due 07/25/2037 - 05/25/2042	261	262
0.650% due 05/25/2036	226	228
0.750% due 12/18/2013	30,300	30,482
0.890% due 02/25/2041	6,902	6,967
1.250% due 03/14/2014	10,100	10,229
1.360% due 07/01/2044 - 09/01/2044	83	84
2.600% due 05/02/2022	3,000	3,014
2.695% due 11/01/2024	12	13
2.700% due 03/28/2022	11,900	11,958
2.713% due 05/25/2035	935	992
5.285% due 10/01/2035	517	556
Freddie Mac
0.359% due 10/15/2020	1,408	1,410
0.439% due 02/15/2019	181	181
0.470% due 08/25/2031	83	81
0.559% due 12/15/2030	5	5
0.659% due 08/15/2033 - 09/15/2042	19,571	19,664
1.360% due 10/25/2044 - 02/25/2045	6,492	6,448
2.000% due 03/14/2019	21,400	21,465
2.367% due 01/01/2034	164	174
2.500% due 10/02/2019	19,600	20,296
5.307% due 12/01/2035	329	355
Ginnie Mae
0.511% due 03/20/2037	7,561	7,592
NCUA Guaranteed Notes
0.663% due 10/07/2020	4,214	4,230
0.773% due 12/08/2020	5,759	5,788
Small Business Administration
5.902% due 02/10/2018	423	469
6.020% due 08/01/2028	1,833	2,142

Total U.S. Government Agencies (Cost $154,150)		155,339

U.S. TREASURY OBLIGATIONS 91.9%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (f)(h)(i)	186,710	196,658
0.125% due 04/15/2017 (f)	86,222	92,358
0.125% due 01/15/2022 (f)(g)	300,539	326,437
0.125% due 07/15/2022 (e)(f)	352,789	382,803
0.500% due 04/15/2015	21,134	22,062
0.625% due 07/15/2021 (f)	198,860	226,047
0.750% due 02/15/2042 (f)	9,584	10,511
1.125% due 01/15/2021 (f)	83,329	97,899
1.250% due 04/15/2014 (f)	47,961	49,475
1.250% due 07/15/2020 (e)(f)(i)	183,169	217,341
1.375% due 01/15/2020 (f)	129,365	153,399
1.625% due 01/15/2015 (f)	108,519	115,327
1.625% due 01/15/2018 (f)	39,922	46,318
1.750% due 01/15/2028 (f)	99,488	128,853
1.875% due 07/15/2013	64,736	65,808
1.875% due 07/15/2015 (f)	38,144	41,601

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.875% due 07/15/2019 (f)		$64,979	$79,112
2.000% due 01/15/2014 (f)		6,129	6,329
2.000% due 07/15/2014 (h)(i)		161,250	170,220
2.000% due 01/15/2016		119,518	132,572
2.000% due 01/15/2026 (f)		157,497	206,605
2.125% due 01/15/2019 (f)		16,800	20,408
2.125% due 02/15/2040		40,026	58,679
2.375% due 01/15/2025 (f)(g)(h)(i)		208,316	281,275
2.375% due 01/15/2027 (f)		132,033	182,112
2.500% due 01/15/2029 (f)		66,575	94,932
2.625% due 07/15/2017 (f)		84,022	100,728
3.625% due 04/15/2028		66,787	106,003
3.875% due 04/15/2029 (f)(g)(h)		147,556	244,656

Total U.S. Treasury Obligations (Cost $3,660,304)			3,856,528

MORTGAGE-BACKED SECURITIES 4.5%
American General Mortgage Loan Trust
5.150% due 03/25/2058		3,059	3,157
American Home Mortgage Investment Trust
2.010% due 09/25/2045		601	573
Arran Residential Mortgages Funding PLC
1.391% due 05/16/2047	EUR	48	63
1.391% due 11/19/2047		3,878	5,143
1.641% due 11/19/2047		26,700	36,044
Banc of America Commercial Mortgage Trust
0.383% due 06/10/2049		$98	99
5.492% due 02/10/2051		420	493
5.685% due 06/10/2049		98	98
Banc of America Funding Corp.
2.687% due 02/20/2036		1,458	1,452
5.621% due 01/20/2047 ^		637	465
Banc of America Large Loan Trust
0.719% due 08/15/2029		191	190
Banc of America Large Loan, Inc.
2.509% due 11/15/2015		8,880	8,885
Banc of America Mortgage Trust
3.006% due 02/25/2036		1,072	901
3.111% due 06/25/2035		290	268
4.920% due 11/25/2034		148	147
6.500% due 09/25/2033		41	43
Banc of America Re-REMIC Trust
5.623% due 06/24/2050		1,600	1,817
5.634% due 02/17/2051		1,000	1,155
BCAP LLC Trust
5.430% due 03/26/2037		2,400	1,992
Bear Stearns Adjustable Rate Mortgage Trust
2.240% due 08/25/2035		528	533
2.320% due 08/25/2035		444	451
2.470% due 10/25/2035		1,964	1,902
2.570% due 03/25/2035		766	775
2.851% due 01/25/2035		827	753
2.909% due 03/25/2035		804	720
3.078% due 03/25/2035		222	224
Bear Stearns Alt-A Trust
2.942% due 03/25/2036 ^		920	565
3.001% due 09/25/2035		3,076	2,430
Bear Stearns Structured Products, Inc.
2.797% due 01/26/2036		2,853	1,886
CC Funding Corp.
0.490% due 01/25/2035		26	21
Chase Mortgage Finance Corp.
3.006% due 02/25/2037		150	150
Chaseflex Trust
6.000% due 02/25/2037 ^		803	661

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
1.990% due 09/25/2035		$68	$68
2.270% due 09/25/2035		344	342
2.340% due 09/25/2035		347	343
2.570% due 10/25/2035		1,798	1,735
2.600% due 05/25/2035		81	80
3.091% due 09/25/2037 ^		1,686	1,282
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044		199	236
Commercial Mortgage Pass-Through Certificates
3.156% due 07/10/2046		2,200	2,327
Countrywide Alternative Loan Trust
0.380% due 05/25/2047		10,499	7,475
0.390% due 05/25/2047		283	201
0.391% due 02/20/2047		880	532
0.400% due 09/25/2046		9,457	6,523
0.490% due 12/25/2035		48	38
1.140% due 12/25/2035		233	167
6.000% due 01/25/2037 ^		446	363
Countrywide Home Loan Mortgage Pass-Through Trust
0.550% due 06/25/2035		294	252
2.924% due 11/19/2033		59	59
4.859% due 05/20/2036		241	163
5.500% due 08/25/2035		732	746
Credit Suisse Mortgage Capital Certificates
5.467% due 09/18/2039		3,100	3,539
Deutsche ALT-A Securities, Inc.
0.310% due 10/25/2036		32	14
Deutsche Mortgage Securities, Inc.
1.462% due 06/28/2047		167	168
First Horizon Alternative Mortgage Securities
2.536% due 06/25/2034		486	483
First Horizon Mortgage Pass-Through Trust
2.561% due 02/25/2035		2,100	2,048
2.613% due 08/25/2035		1,144	1,118
Fosse Master Issuer PLC
1.725% due 10/18/2054		7,098	7,200
Granite Mortgages PLC
0.898% due 09/20/2044	GBP	408	655
Greenpoint Mortgage Funding Trust
0.430% due 06/25/2045		$470	377
0.480% due 11/25/2045		253	185
GS Mortgage Securities Corp.
1.103% due 03/06/2020		1,264	1,265
1.260% due 03/06/2020		1,500	1,502
4.592% due 08/10/2043		6,000	7,040
GSR Mortgage Loan Trust
2.660% due 09/25/2035		1,036	1,044
3.004% due 01/25/2035		624	615
Harborview Mortgage Loan Trust
0.430% due 05/19/2035		140	111
0.490% due 02/19/2036		282	189
0.551% due 06/20/2035		165	151
Holmes Master Issuer PLC
1.560% due 10/15/2054	EUR	14,200	18,944
Indymac Index Mortgage Loan Trust
2.651% due 12/25/2034		$312	277
Indymac Mortgage Loan Trust
3.118% due 11/25/2035 ^		1,620	1,363
JPMorgan Chase Commercial Mortgage Securities Corp.
4.654% due 01/12/2037		484	491
5.794% due 02/12/2051		1,300	1,553
JPMorgan Mortgage Trust
2.536% due 07/27/2037		1,409	1,143
3.026% due 08/25/2035 ^		660	591
3.048% due 07/25/2035		551	562
3.095% due 07/25/2035		1,293	1,327

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.105% due 08/25/2035		$720	$717
4.963% due 02/25/2035		869	885
5.319% due 09/25/2035		317	309
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		225	262
MASTR Adjustable Rate Mortgages Trust
2.630% due 11/21/2034		700	728
Mellon Residential Funding Corp.
0.649% due 12/15/2030		321	320
0.909% due 11/15/2031		336	332
Merrill Lynch Mortgage Investors Trust
0.460% due 11/25/2035		666	620
1.214% due 10/25/2035		408	402
1.760% due 10/25/2035		1,795	1,772
Merrill Lynch Mortgage Investors, Inc.
0.420% due 02/25/2036		1,643	1,435
5.079% due 12/25/2035		601	556
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		200	236
Morgan Stanley Capital Trust
5.882% due 06/11/2049		600	710
Morgan Stanley Mortgage Loan Trust
2.514% due 06/25/2036		1,026	953
Opteum Mortgage Acceptance Corp.
0.470% due 07/25/2035		62	61
Permanent Master Issuer PLC
1.510% due 07/15/2042	EUR	1,400	1,867
Residential Accredit Loans, Inc. Trust
0.510% due 08/25/2035		$202	149
Royal Bank of Scotland Capital Funding Trust
6.006% due 12/16/2049		2,500	2,995
Securitized Asset Sales, Inc.
0.742% due 11/26/2023		4	5
Sequoia Mortgage Trust
0.411% due 07/20/2036		2,198	2,001
0.910% due 10/19/2026		105	105
Structured Adjustable Rate Mortgage Loan Trust
0.690% due 06/25/2035		102	101
1.572% due 01/25/2035		190	136
2.775% due 02/25/2034		355	360
2.797% due 08/25/2035		288	262
5.500% due 12/25/2034		1,058	1,024
Structured Asset Mortgage Investments, Inc.
0.400% due 06/25/2036		140	106
0.420% due 04/25/2036		576	382
0.460% due 07/19/2035		2,040	1,983
0.870% due 10/19/2034		148	146
Structured Asset Securities Corp.
2.859% due 10/28/2035		129	119
Swan Trust
4.402% due 04/25/2041	AUD	443	463
Vornado DP LLC Trust
4.004% due 09/13/2028		$6,500	7,373
Wachovia Bank Commercial Mortgage Trust
0.289% due 06/15/2020		1,855	1,827
5.088% due 08/15/2041		1,400	1,486
WaMu Mortgage Pass-Through Certificates
0.470% due 11/25/2045		287	267
0.500% due 10/25/2045		1,738	1,660
0.895% due 01/25/2047		1,129	952
0.936% due 05/25/2047		651	537
0.976% due 12/25/2046		150	129
1.160% due 02/25/2046		228	209
1.365% due 11/25/2042		33	32
2.511% due 07/25/2046		1,028	938
2.538% due 11/25/2046		153	138
2.915% due 12/25/2035		375	364
5.324% due 08/25/2035		372	366

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.626% due 09/25/2034		$178	$185

Total Mortgage-Backed Securities (Cost $189,383)			189,908

ASSET-BACKED SECURITIES 2.3%
Access Group, Inc.
1.615% due 10/27/2025		9,324	9,477
American Money Management Corp. CLO Ltd.
0.537% due 05/03/2018		232	230
Aquilae CLO PLC
1.007% due 01/17/2023	EUR	3,407	4,355
ARES CLO Ltd.
0.538% due 03/12/2018		$1,668	1,645
Asset-Backed Funding Certificates Trust
0.910% due 06/25/2034		1,267	1,167
Bear Stearns Asset-Backed Securities Trust
0.870% due 10/25/2032		19	18
Citibank Omni Master Trust
2.959% due 08/15/2018		6,500	6,764
Citigroup Mortgage Loan Trust, Inc.
0.290% due 01/25/2037		243	119
College Loan Corp. Trust
0.565% due 01/25/2024		800	720
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		60	63
Countrywide Asset-Backed Certificates
0.390% due 07/25/2036		3,602	3,458
0.460% due 04/25/2036		248	239
Credit-Based Asset Servicing and Securitization LLC
0.270% due 11/25/2036		108	51
Cumberland CLO Ltd.
0.560% due 11/10/2019		2,120	2,105
Duane Street CLO Ltd.
0.562% due 11/08/2017		724	719
Equity One ABS, Inc.
0.510% due 04/25/2034		91	71
First CLO Ltd.
0.620% due 12/14/2016		91	91
First Franklin Mortgage Loan Trust
0.550% due 11/25/2035		14,398	13,984
GSAMP Trust
0.280% due 12/25/2036		123	59
Harbourmaster CLO Ltd.
0.443% due 06/15/2020	EUR	452	584
Harvest CLO S.A.
0.936% due 03/29/2017		200	263
HSI Asset Securitization Corp. Trust
0.260% due 10/25/2036		$10	4
0.260% due 12/25/2036		12	12
Katonah Ltd.
0.629% due 09/20/2016		325	325
Landmark CDO Ltd.
0.611% due 06/01/2017		2,637	2,607
Magi Funding PLC
0.671% due 04/11/2021	EUR	1,885	2,422
Magnolia Funding Ltd.
3.000% due 04/20/2017		153	202
Merrill Lynch Mortgage Investors, Inc.
0.290% due 09/25/2037		$28	7
0.330% due 02/25/2037		454	171
Morgan Stanley IXIS Real Estate Capital Trust
0.260% due 11/25/2036		15	6
Nautique Funding Ltd.
0.590% due 04/15/2020		962	926

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Navigare Funding CLO Ltd.
0.572% due 05/20/2019		$355	$351
Nelnet Student Loan Trust
1.015% due 07/25/2018		641	643
North Carolina State Education Assistance Authority
0.765% due 10/26/2020		4,177	4,182
NYLIM Flatiron CLO Ltd.
0.532% due 08/08/2020		600	583
Park Place Securities, Inc.
0.470% due 09/25/2035		31	30
Penta CLO S.A.
0.564% due 06/04/2024	EUR	3,970	4,926
Renaissance Home Equity Loan Trust
0.970% due 12/25/2032		$65	45
Securitized Asset-Backed Receivables LLC
0.270% due 12/25/2036 ^		402	117
SLM Student Loan Trust
0.355% due 04/25/2019		8,800	8,720
0.425% due 04/25/2017		51	51
0.765% due 01/25/2017		922	926
1.815% due 04/25/2023		14,947	15,594
1.859% due 12/15/2017		1,116	1,121
2.350% due 04/15/2039		2,585	2,602
Soundview Home Loan Trust
0.270% due 11/25/2036		64	23
Structured Asset Securities Corp.
1.714% due 04/25/2035		783	755
Symphony CLO Ltd.
0.550% due 05/15/2019		3,100	3,041
Wind River CLO Ltd.
0.639% due 12/19/2016		358	355
Wood Street CLO BV
0.696% due 03/29/2021	EUR	574	741

Total Asset-Backed Securities (Cost $94,693)			97,670

SOVEREIGN ISSUES 8.0%
Australia Government CPI Linked Bond
3.000% due 09/20/2025	AUD	9,100	12,977
4.000% due 08/20/2015		6,000	11,295
4.000% due 08/20/2020		23,400	46,885
Canada Government Bond
1.500% due 12/01/2044 (b)	CAD	2,643	3,521
2.750% due 09/01/2016		9,600	10,141
4.250% due 12/01/2021 (b)		26,771	37,954
Instituto de Credito Oficial
1.934% due 03/25/2014	EUR	16,900	21,824
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2016 (b)		28,914	38,797
2.100% due 09/15/2017 (b)		7,660	10,236
2.100% due 09/15/2021 (b)		18,470	23,177
2.350% due 09/15/2019 (b)		878	1,157
New South Wales Treasury Corp. CPI Linked Bond
2.500% due 11/20/2035	AUD	3,700	4,586
2.750% due 11/20/2025		17,000	23,021
South Africa Government International Bond
2.750% due 01/31/2022 (b)	ZAR	20,146	2,769
United Kingdom Gilt
0.125% due 03/22/2024 (b)	GBP	19,857	34,892
1.250% due 11/22/2032 (b)		2,093	4,329
1.875% due 11/22/2022 (b)		14,331	29,844
2.500% due 07/26/2016 (b)		2,900	16,178

Total Sovereign Issues (Cost $317,769)			333,583

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 47.0%

CERTIFICATES OF DEPOSIT 1.5%
Bank of Nova Scotia
0.510% due 03/27/2014		$2,750	$2,748
Dexia Credit Local S.A.
1.400% due 09/20/2013		40,200	40,164
1.700% due 09/06/2013		20,300	20,324

			63,236

COMMERCIAL PAPER 1.5%
Abbey National Treasury Services PLC
1.019% due 04/03/2013		13,500	13,484
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013		700	689
Santander S.A.
2.200% due 04/02/2013		13,300	13,262
Standard Chartered Bank
0.950% due 10/01/2013		33,300	33,157

			60,592

REPURCHASE AGREEMENTS 14.2%
Goldman Sachs Group, Inc.
0.260% due 01/14/2013		17,300	17,300
(Dated 12/10/2012. Collateralized by Freddie Mac 3.500% due 08/01/2042 valued at $17,927. Repurchase proceeds are $17,303.)
RBC Capital Markets LLC
0.210% due 01/04/2013		109,000	109,000

(Dated 12/07/2012. Collateralized by Fannie Mae 4.000% due 09/01/2041 valued at $1,459 and Freddie Mac 4.000% due 03/01/2041 - 11/01/2041 valued at $66,177 and Ginnie Mae 5.000% due 06/15/2040 valued at $44,022. Repurchase proceeds are $109,017)

0.230% due 01/08/2013		100,000	100,000
(Dated 12/12/2012. Collateralized by Freddie Mac 3.000% - 3.500% due 07/01/2026 - 11/01/2042 valued at $103,709. Repurchase proceeds are $100,013)
RBS Securities, Inc.
0.220% due 01/04/2013		270,000	270,000
(Dated 12/06/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $275,156. Repurchase proceeds are $270,045)
0.230% due 01/07/2013		49,300	49,300
(Dated 12/10/2012. Collateralized by U.S. Treasury Notes 2.125% due 08/15/2021 valued at $49,883. Repurchase proceeds are $49,307)
0.230% due 01/14/2013		49,300	49,300
(Dated 12/10/2012. Collateralized by U.S. Treasury Notes 2.125% due 08/15/2021 valued at $49,883. Repurchase proceeds are $49,307)
State Street Bank and Trust Co.
0.010% due 01/02/2013		2,698	2,698
(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $2,757. Repurchase proceeds are $2,698.)

			597,598

ITALY TREASURY BILLS 0.9%
1.728% due 09/13/2013 (a)	EUR	27,650	36,210

JAPAN TREASURY BILLS 0.6%
0.099% due 01/28/2013	JPY	2,000,000	23,084

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
0.150% due 12/12/2013 (a)(f)(h)(i)	$10,195	$10,180

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 28.1%
PIMCO Short-Term Floating NAV Portfolio	117,951,087	1,180,337

Total Short-Term Instruments (Cost $1,972,841)		1,971,237

MARKET VALUE (000S)
PURCHASED OPTIONS (k) 0.0%
(Cost $1,042)	$390

Total Investments 166.0% (Cost $6,746,458)	$6,968,962

Written Options (l) (0.1%) (Premiums $5,759)	(4,780)

Other Assets and Liabilities (Net) (65.9%)	(2,766,227)

Net Assets 100.0%	$4,197,955

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Portfolio.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $809,126 at a weighted average interest rate of 0.257%.
(e)	Securities with an aggregate market value of $155,976 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BPG	0.240%	09/07/2012	03/07/2013	$19,468	$(19,483)
DEU	0.290%	10/26/2012	02/15/2013	134,784	(134,858)

					$(154,341)

(f)	Securities with an aggregate market value of $2,678,785 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BRC	0.340%	12/06/2012	01/04/2013	$271,288	$(271,365)
	0.360%	12/12/2012	01/14/2013	58,384	(58,373)
	0.360%	12/17/2012	01/18/2013	30,158	(30,106)
GSC	0.360%	12/19/2012	01/08/2013	260,476	(260,453)
	0.380%	12/26/2012	01/08/2013	75,236	(75,223)
MSC	0.340%	12/11/2012	01/07/2013	107,646	(107,643)
	0.350%	12/07/2012	01/04/2013	109,196	(109,232)
	0.370%	12/21/2012	01/08/2013	155,314	(155,302)
TDM	0.240%	11/13/2012	01/10/2013	193,454	(193,642)
	0.240%	12/11/2012	01/10/2013	26,535	(26,538)
	0.250%	07/19/2012	01/14/2013	50,048	(50,128)
	0.260%	12/11/2012	01/10/2013	11,619	(11,620)
	0.270%	10/18/2012	01/10/2013	21,200	(21,224)
	0.270%	10/19/2012	01/08/2013	327,876	(328,205)
	0.270%	10/24/2012	01/14/2013	9,579	(9,590)
	0.270%	11/06/2012	01/11/2013	61,263	(61,316)
	0.270%	11/06/2012	02/14/2013	46,134	(46,177)
	0.270%	11/19/2012	02/14/2013	2,315	(2,313)
	0.270%	12/11/2012	01/11/2013	4,710	(4,711)
	0.270%	12/14/2012	01/04/2013	171,318	(171,352)
	0.280%	10/29/2012	01/09/2013	4,653	(4,657)
	0.280%	12/14/2012	01/09/2013	111,229	(111,243)
	0.340%	11/30/2012	01/03/2013	49,683	(49,697)
	0.340%	12/11/2012	01/03/2013	19,940	(19,945)
	0.370%	12/12/2012	01/09/2013	390,075	(390,103)
UAG	0.240%	09/13/2012	01/11/2013	3,974	(3,979)
	0.300%	11/26/2012	01/24/2013	7,772	(7,761)
	0.302%	11/26/2012	01/24/2013	115,734	(114,781)

					$(2,696,679)

(1)	Payable for Sale-Buyback Financing Transactions includes $(30) of deferred price drop on sale-buyback financing transactions.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

(g)	Securities with an aggregate market value of $1,691 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2016	1,335	$359
90-Day Eurodollar September Futures	Long	09/2015	551	135
U.S. Treasury 10-Year Note March Futures	Long	03/2013	553	(172)

				$322

(h)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $10,105 and cash of $9 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	1.500%	01/04/2018	$	65,400	$(138)	$49
Receive	3-Month USD-LIBOR	1.400%	01/04/2018		97,300	(15)	258
Receive	3-Month USD-LIBOR	2.500%	12/19/2042		78,600	4,814	1,008

						$4,661	$1,315

(i)	Securities with an aggregate market value of $6,213 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.

(j)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.375%	$	300	$(3)	$0	$(3)
DISH DBS Corp.	BOA	(3.650%	)	12/20/2013	0.401%		3,500	(116)	0	(116)
DISH DBS Corp.	CBK	(3.650%	)	12/20/2013	0.401%		1,500	(50)	0	(50)
HCP, Inc.	GST	(2.910%	)	03/20/2018	1.165%		3,000	(267)	0	(267)
Marsh & McLennan Cos., Inc.	BOA	(0.830%	)	09/20/2015	0.239%		2,000	(33)	0	(33)
Marsh & McLennan Cos., Inc.	DUB	(0.600%	)	09/20/2015	0.239%		2,000	(20)	0	(20)
Rexam PLC	BRC	(1.450%	)	06/20/2013	0.123%		1,200	(8)	0	(8)

								$(497)	$0	$(497)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (4)	Notional Amount (5)			Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BRC	1.000%	06/20/2015	0.604%	$		2,600	$26	$(31)	$57
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.333%			6,000	(137)	(199)	62
Brazil Government International Bond	HUS	1.000%	06/20/2015	0.604%			1,000	10	(14)	24
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.604%			600	6	(7)	13
Brazil Government International Bond	RYL	1.000%	06/20/2015	0.604%			1,000	10	(19)	29
Japan Government International Bond	BOA	1.000%	12/20/2015	0.435%			4,300	74	98	(24)
Japan Government International Bond	GST	1.000%	12/20/2015	0.435%			1,600	28	33	(5)
Japan Government International Bond	HUS	1.000%	06/20/2016	0.507%			10,300	179	(5)	184
Japan Government International Bond	JPM	1.000%	12/20/2015	0.435%			2,300	39	47	(8)
Japan Government International Bond	RYL	1.000%	12/20/2015	0.435%			2,300	40	52	(12)
Nokia OYJ	GST	5.000%	09/20/2014	2.669%		EUR	3,700	201	(405)	606

								$476	$(450)	$926

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.000%	07/25/2016	BOA	EUR	11,000	$122	$39	$83
Pay	1-Month EUR-FRCPXTOB Index	1.900%	09/01/2016	BPS		66,000	203	71	132
Pay	1-Month EUR-FRCPXTOB Index	1.950%	09/01/2017	BPS		38,800	47	0	47
Pay	1-Year BRL-CDI	8.260%	01/02/2015	UAG	BRL	116,300	727	137	590
Pay	1-Year BRL-CDI	8.630%	01/02/2015	MYC		26,900	265	132	133
Pay	1-Year BRL-CDI	8.825%	01/02/2015	HUS		11,500	136	71	65
Pay	1-Year BRL-CDI	8.320%	01/02/2017	HUS		121,100	82	99	(17)
Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	BPS	$	108,500	235	131	104
Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	RYL		85,700	185	78	107
Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	BPS		38,700	740	646	94
Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	CBK		13,500	258	103	155
Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	DUB		19,300	369	284	85

							$3,369	$1,791	$1,578

(k)	Purchased options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	$	20,500	$1,042	$390

(l)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	1.700%	03/18/2013	$	27,800	$328	$(1,085)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		27,800	523	(2)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		83,000	983	(3,238)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		83,000	1,615	(5)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		10,500	99	0
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.850%	04/14/2014		86,200	1,034	(135)
Call - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		46,300	107	(41)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		46,300	120	(15)
Call - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.750%	03/18/2013		84,300	199	(74)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		84,300	199	(26)
Put - OTC 7-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		8,800	26	(19)
Call - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.200%	03/18/2013		11,800	30	(31)
Put - OTC 7-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		11,800	32	(26)
Put - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	2.150%	01/07/2013	EUR	14,300	76	0

								$5,371	$(4,697)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$33,400	$298	$(65)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	4,400	57	(9)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	4,400	33	(9)

						$388	$(83)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2011	0	$919,600	EUR	0	$5,340
Sales	224	1,441,100		14,300	8,768
Closing Buys	(224)	(1,346,100)		0	(7,284)
Expirations	0	0		0	0
Exercised	0	(360,500)		0	(1,065)

Balance at 12/31/2012	0	$654,100	EUR	14,300	$5,759

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

(m)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	1,627	$	1,701	BRC	$13	$0	$13
01/2013		99,326		102,634	JPM	0	(458)	(458)
01/2013		406		428	RYL	7	0	7
01/2013	GBP	44,652		71,463	GLM	0	(1,072)	(1,072)
01/2013		955		1,535	RBC	0	(16)	(16)
01/2013		795		1,285	RYL	0	(7)	(7)
01/2013	JPY	2,000,000		25,293	BRC	2,204	0	2,204
01/2013	$	2,747	AUD	2,666	BPS	20	0	20
01/2013		595		576	HUS	3	0	3
01/2013		198		190	RBC	0	(1)	(1)
01/2013		37,546	GBP	23,201	BRC	143	0	143
01/2013		37,562		23,201	DUB	126	0	126
01/2013		2,665	ZAR	22,690	GLM	2	0	2
01/2013	ZAR	59,355	$	6,714	JPM	0	(262)	(262)
02/2013	CNY	45,394		7,125	JPM	0	(91)	(91)
02/2013	GBP	23,201		37,543	BRC	0	(143)	(143)
02/2013		23,201		37,560	DUB	0	(126)	(126)
02/2013	$	5,878	BRL	12,309	BRC	108	0	108
02/2013		8,907		18,430	HUS	56	0	56
02/2013		7,210	CNY	45,446	UAG	14	0	14
03/2013	CAD	51,353	$	51,975	CBK	433	0	433
03/2013	EUR	78,545		102,552	BRC	0	(1,192)	(1,192)
03/2013		78,545		102,164	CBK	0	(1,580)	(1,580)
03/2013		3,463		4,507	UAG	0	(67)	(67)
03/2013	GBP	6,779		11,016	UAG	6	0	6
03/2013	$	255	EUR	193	BRC	0	0	0
04/2013		7,487	MXN	98,688	HUS	84	0	84
04/2013		174		2,276	JPM	0	0	0
04/2013		2,600		34,150	RBC	20	0	20
09/2013	EUR	27,318	$	35,437	BRC	0	(711)	(711)

						$3,239	$(5,726)	$(2,487)

(n)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Bank Loan Obligations	$0	$14,314	$0	$14,314
Corporate Bonds & Notes
Banking & Finance	0	313,155	0	313,155
Industrials	0	25,109	0	25,109
Utilities	0	10,151	0	10,151
Municipal Bonds & Notes
California	0	569	0	569
Rhode Island	0	196	0	196
West Virginia	0	813	0	813
U.S. Government Agencies	0	145,321	10,018	155,339
U.S. Treasury Obligations	0	3,856,528	0	3,856,528
Mortgage-Backed Securities	0	186,761	3,147	189,908
Asset-Backed Securities	0	97,468	202	97,670
Sovereign Issues	0	333,583	0	333,583
Short-Term Instruments
Certificates of Deposit	0	63,236	0	63,236
Commercial Paper	0	60,592	0	60,592
Repurchase Agreements	0	597,598	0	597,598
Italy Treasury Bills	0	36,210	0	36,210
Japan Treasury Bills	0	23,084	0	23,084
U.S. Treasury Bills	0	10,180	0	10,180

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Central Funds Used for Cash Management Purposes	$1,180,337	$0	$0	$1,180,337
Purchased Options
Interest Rate Contracts	0	390	0	390
	$1,180,337	$5,775,258	$13,367	$6,968,962

Financial Derivative Instruments - Assets
Credit Contracts	0	975	0	975
Foreign Exchange Contracts	0	3,239	0	3,239
Interest Rate Contracts	494	2,910	0	3,404
	$494	$7,124	$0	$7,618

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(546)	0	(546)
Foreign Exchange Contracts	0	(5,726)	0	(5,726)
Interest Rate Contracts	(172)	(4,714)	(83)	(4,969)
	$(172)	$(10,986)	$(83)	$(11,241)

Totals	$1,180,659	$5,771,396	$13,284	$6,965,339

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (3)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$700	$0	$(700)	$0	$0	$0	$0	$0	$0	$0
U.S. Government Agencies	11,562	0	(1,557)	0	0	13	0	0	10,018	17
Mortgage-Backed Securities	11,571	0	(9,900)	25	(36)	332	1,155	0	3,147	213
Asset-Backed Securities	3,139	0	(2,040)	12	(30)	47	0	(926)	202	5

	$26,972	$0	$(14,197)	$37	$(66)	$392	$1,155	$(926)	$13,367	$235

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(243)	$31	$0	$0	$128	$1	$0	$0	$(83)	$88

Totals	$26,729	$31	$(14,197)	$37	$62	$393	$1,155	$(926)	$13,284	$323

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
U.S. Government Agencies	$10,018	Third Party Vendor	Broker Quote	100.38-100.50
Mortgage-Backed Securities	1,155	Benchmark Pricing	Base Price	116.00
	1,992	Third Party Vendor	Broker Quote	83.00-99.35
Asset-Backed Securities	202	Benchmark Pricing	Base Price	100.22

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(83)	Indicative Market Quotations	Broker Quote	0.19-0.21

Total	$13,284

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$390	$390
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	1,235	1,235
Unrealized appreciation on foreign currency contracts	0	0	0	3,239	0	3,239
Unrealized appreciation on OTC swap agreements	0	976	0	0	1,594	2,570

	$0	$976	$0	$3,239	$3,219	$7,434

Liabilities:
Written options outstanding	$0	$0	$0	$0	$4,780	$4,780
Variation margin payable on financial derivative instruments (2)	0	0	0	0	112	112
Unrealized depreciation on foreign currency contracts	0	0	0	5,726	0	5,726
Unrealized depreciation on OTC swap agreements	0	546	0	0	17	563

	$0	$546	$0	$5,726	$4,909	$11,181

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

December 31, 2012

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(1,013)	$(1,013)
Net realized gain on futures contracts	0	0	0	0	8,423	8,423
Net realized gain on written options	0	0	0	0	4,664	4,664
Net realized gain (loss) on swaps	0	(406)	0	0	9,491	9,085
Net realized (loss) on foreign currency transactions	0	0	0	(6,455)	0	(6,455)

	$0	$(406)	$0	$(6,455)	$21,565	$14,704

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$17	$17
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(5,289)	(5,289)
Net change in unrealized (depreciation) on written options	0	0	0	0	(2,584)	(2,584)
Net change in unrealized appreciation on swaps	0	4,141	0	0	3,337	7,478
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(4,772)	0	(4,772)

	$0	$4,141	$0	$(4,772)	$(4,519)	$(5,150)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $322 and open centrally cleared swaps cumulative appreciation/(depreciation) of $1,315 as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$26	$0	$26
BPS	1,244	(1,260)	(16)
BRC	440	0	440
CBK	(2,097)	2,332	235
DUB	(2,787)	2,620	(167)
GLM	(1,128)	731	(397)
GST	(38)	0	(38)
HUS	550	(500)	50
JPM	(820)	530	(290)
MYC	264	(390)	(126)
RBC	2	0	2
RYL	135	(330)	(195)
UAG	680	(550)	130

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

The PIMCO Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements and sale-buyback financing transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net assets to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS.

The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction,

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(f) When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations.

Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (Cont.)

Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or

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failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

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Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK

Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15%

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on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$110,121	$377,931

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market

ANNUAL REPORT	DECEMBER 31, 2012	33

Notes to Financial Statements (Cont.)

instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$601,477	$4,970,382	$(4,391,100)	$276	$(698)	$1,180,337	$1,139	$42

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,286,802	$1,605,453	$378,813	$693,621

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	4,255	$61,900	2,761	$38,001
Administrative Class	63,987	929,547	76,166	1,052,214
Advisor Class	17,569	255,005	24,630	341,183
Issued as reinvestment of distributions
Institutional Class	664	9,541	440	6,082
Administrative Class	15,464	222,185	10,037	138,646
Advisor Class	1,671	23,990	1,419	19,653
Cost of shares redeemed
Institutional Class	(3,431)	(50,186)	(1,530)	(20,838)
Administrative Class	(38,365)	(557,520)	(47,303)	(651,633)
Advisor Class	(26,017)	(371,445)	(3,211)	(44,446)
Net increase resulting from Portfolio share transactions	35,797	$523,017	63,409	$878,862

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

As of December 31, 2012, 4 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 56% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 15% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$72,837	$15,261	$222,563	$(20,069)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$6,750,477	$234,776	$(16,291)	$218,485

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

ANNUAL REPORT	DECEMBER 31, 2012	35

Notes to Financial Statements (Cont.)

December 31, 2012

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$236,544	$19,209	$—
12/31/2011	$148,949	$15,395	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.
BPG	BNP Paribas Securities Corp.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DEU	Deutsche Bank Securities, Inc.	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	CNY	Chinese Renminbi	MXN	Mexican Peso
BRL	Brazilian Real	EUR	Euro	ZAR	South African Rand
GBP	British Pound	JPY	Japanese Yen	USD (or $)	United States Dollar
CAD	Canadian Dollar

Exchange Abbreviations:
CPI	Consumer Price Index	OTC	Over-the-Counter

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Other Abbreviations:
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.01%

For the current year pursuant to IRC Section 852(b)(3)(C)(v), the Fund designates an increase in net capital gain in the amount of $1,336,355 arising from a determination under Section 860(e) relating to a prior year.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT59AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Short-Term Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	33
Glossary	34
Federal Income Tax Information	35
Management of the Trust	36
Privacy Policy	38
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	39

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	43.2%
Short-Term Instruments	18.9%
U.S. Government Agencies	12.4%
Asset-Backed Securities	7.3%
U.S. Treasury Obligations	6.3%
Mortgage-Backed Securities	5.1%
Other	6.8%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	10 Years	Class Inception (09/30/1999)
PIMCO Short-Term Portfolio Administrative Class	2.78%	2.54%	2.73%	3.35%
Citigroup 3-Month Treasury Bill Index±	0.07%	0.45%	1.69%	2.25%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.60% for Administrative Class shares.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,010.80	$1,022.12
Expenses Paid During Period†	$3.03	$3.05
Net Annualized Expense Ratio	0.60%	0.60%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

An above benchmark U.S. duration (or sensitivity to changes in market interest rates) was positive for returns as the Portfolio moved to longer key rates than its benchmark to take advantage of a flattening of the yield curve which occurred over the reporting period.

»	Exposure to mortgages benefited performance as the sector outperformed like-duration U.S. Treasuries and was a source of incremental income.

»	Exposure to the corporate sector added to returns as the sector outperformed U.S. Treasuries during the reporting period and was a source of incremental income.

»	An allocation to emerging markets was positive for performance as a source of incremental income.

»	At the end of the reporting period on December 31, 2012, the Portfolio’s Administrative Class 30 Day SEC yield[1] was 0.56%

1 The 30 Day SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (“SEC”) that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period covered by the Portfolio’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the Portfolio’s expenses.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Short-Term Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Administrative Class
Net asset value beginning of year	$10.12	$10.18	$10.07	$9.62	$10.01
Net investment income (a)	0.09	0.09	0.09	0.20	0.36
Net realized/unrealized gain (loss)	0.19	(0.03)	0.13	0.54	(0.39)
Total income (loss) from investment operations	0.28	0.06	0.22	0.74	(0.03)
Dividends from net investment income	(0.09)	(0.10)	(0.09)	(0.20)	(0.36)
Distributions from net realized capital gains	(0.02)	(0.02)	(0.02)	(0.09)	0.00
Total distributions	(0.11)	(0.12)	(0.11)	(0.29)	(0.36)
Net asset value end of year	$10.29	$10.12	$10.18	$10.07	$9.62
Total return	2.78%	0.51%	2.11%	7.80%	(0.31)%
Net assets end of year (000s)	$43,217	$33,688	$26,794	$16,335	$12,385
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	0.90%	0.90%	0.88%	1.98%	3.65%
Portfolio turnover rate	103%*	225%*	231%*	524%	191%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$99,177
Investments in Affiliates, at value	11,007
Repurchase agreements, at value	800
Cash	83
Foreign currency, at value	105
Receivable for investments sold	4,989
OTC swap premiums paid	20
Unrealized appreciation on foreign currency contracts	297
Unrealized appreciation on OTC swap agreements	63
Receivable for Portfolio shares sold	771
Interest and dividends receivable	492
Dividends receivable from Affiliates	3
117,807

Liabilities:
Payable for investments purchased	$10,719
Payable for investments in Affiliates purchased	3
Payable for reverse repurchase agreements	806
Payable for sale-buyback financing transactions	3,021
Written options outstanding	1
OTC swap premiums received	40
Unrealized depreciation on foreign currency contracts	55
Unrealized depreciation on OTC swap agreements	20
Deposits from counterparty	260
Payable for Portfolio shares redeemed	133
Accrued investment advisory fees	19
Accrued supervisory and administrative fees	15
Accrued distribution fees	10
Accrued servicing fees	4
15,106

Net Assets	$102,701

Net Assets Consist of:
Paid in capital	$101,702
Undistributed net investment income	513
Accumulated undistributed net realized gain	(49)
Net unrealized appreciation	535
$102,701

Net Assets:
Institutional Class	$9,082
Administrative Class	43,217
Advisor Class	50,402

Shares Issued and Outstanding:
Institutional Class	882
Administrative Class	4,199
Advisor Class	4,897

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.29
Administrative Class	10.29
Advisor Class	10.29

Cost of Investments	$98,923
Cost of Investments in Affiliates	$11,008
Cost of Repurchase Agreements	$800
Cost of Foreign Currency Held	$106
Premiums Received on Written Options	$1

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$1,149
Dividends from Affiliate investments	7
Total Income	1,156

Expenses:
Investment advisory fees	193
Supervisory and administrative fees	154
Servicing fees – Administrative Class	46
Distribution and/or servicing fees – Advisor Class	96
Interest expense	3
Total Expenses	492

Net Investment Income	664

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(79)
Net realized gain on Affiliate investments	3
Net realized gain on futures contracts	1
Net realized gain on written options	52
Net realized (loss) on swaps	(64)
Net realized gain on foreign currency transactions	240
Net change in unrealized appreciation on investments	1,101
Net change in unrealized (depreciation) on Affiliate investments	(1)
Net change in unrealized (depreciation) on written options	(14)
Net change in unrealized appreciation on swaps	47
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	132
Net Gain	1,418

Net Increase in Net Assets Resulting from Operations	$2,082

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$664	$566
Net realized gain	150	326
Net realized gain (loss) on Affiliate investments	3	(10)
Net change in unrealized appreciation (depreciation)	1,266	(769)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(1)	0
Net increase resulting from operations	2,082	113

Distributions to Shareholders:
From net investment income
Institutional Class	(87)	(83)
Administrative Class	(273)	(314)
Advisor Class	(295)	(188)
From net realized capital gains
Institutional Class	(17)	(13)
Administrative Class	(60)	(58)
Advisor Class	(90)	(42)

Total Distributions	(822)	(698)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	31,799	22,252

Total Increase in Net Assets	33,059	21,667

Net Assets:
Beginning of year	69,642	47,975
End of year*	$102,701	$69,642

*Including undistributed net investment income of:	$513	$431

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%
Las Vegas Sands LLC
1.760% due 05/23/2014	$446	$447

Total Bank Loan Obligations (Cost $443)		447

CORPORATE BONDS & NOTES 46.7%

BANKING & FINANCE 26.7%
ABN AMRO North American Holding Preferred Capital Repackage Trust
3.407% due 01/31/2013 (b)	400	400
Ally Financial, Inc.
3.125% due 01/15/2016	200	200
7.500% due 12/31/2013	250	265
American Express Credit Corp.
1.411% due 06/12/2015	300	305
American Honda Finance Corp.
0.762% due 05/08/2014	600	603
American International Group, Inc.
3.650% due 01/15/2014	100	103
4.250% due 05/15/2013	1,000	1,013
4.250% due 09/15/2014	200	211
Banco do Brasil S.A.
4.500% due 01/22/2015	200	212
Bank of Montreal
1.300% due 10/31/2014	700	711
Bank of Nova Scotia
1.250% due 11/07/2014	1,000	1,015
Banque PSA Finance S.A.
2.206% due 04/04/2014	200	197
BRFkredit A/S
0.590% due 04/15/2013	200	200
Caisse Centrale Desjardins du Quebec
2.550% due 03/24/2016	500	529
Canadian Imperial Bank of Commerce
2.600% due 07/02/2015	600	631
Citigroup, Inc.
2.310% due 08/13/2013	100	101
6.000% due 12/13/2013	200	210
6.500% due 08/19/2013	200	207
DanFin Funding Ltd.
1.034% due 07/16/2013	300	301
Dexia Credit Local S.A.
0.711% due 03/05/2013	750	749
DNB Boligkreditt A/S
2.100% due 10/14/2016	500	519
Eksportfinans ASA
1.875% due 04/02/2013	300	300
EnCana Holdings Finance Corp.
5.800% due 05/01/2014	200	213
Export-Import Bank of Korea
1.250% due 11/20/2015	500	502
Ford Motor Credit Co. LLC
2.500% due 01/15/2016	200	202
7.000% due 10/01/2013	600	628
General Electric Capital Corp.
1.060% due 08/11/2015	500	502
Goldman Sachs Group, Inc.
1.312% due 11/21/2014	250	251
5.150% due 01/15/2014	500	522
Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015	200	201
HSBC Bank PLC
0.960% due 08/12/2013	300	301
1.625% due 07/07/2014	300	306
Intesa Sanpaolo SpA
2.712% due 02/24/2014	100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase & Co.
0.985% due 10/15/2015		$700	$701
1.875% due 03/20/2015		200	204
LeasePlan Corp. NV
3.000% due 10/23/2017		200	202
Merrill Lynch & Co., Inc.
5.450% due 02/05/2013		250	251
Monumental Global Funding
5.500% due 04/22/2013		600	609
Morgan Stanley
0.651% due 01/09/2014		300	298
1.916% due 01/24/2014		300	302
2.810% due 05/14/2013		100	101
2.875% due 01/24/2014		250	254
Nederlandse Waterschapsbank NV
0.592% due 05/23/2015		400	400
NIBC Bank NV
0.691% due 12/02/2014		750	748
2.800% due 12/02/2014		1,000	1,039
Nordea Bank AB
1.240% due 01/14/2014		400	403
Nordea Eiendomskreditt A/S
1.875% due 04/07/2014		550	560
2.125% due 09/22/2017		200	209
Nykredit Realkredit A/S
2.000% due 04/01/2013	DKK	4,250	756
Piper Jaffray Cos.
4.311% due 05/31/2014		$200	200
Prudential Covered Trust
2.997% due 09/30/2015		285	296
RCI Banque S.A.
2.217% due 04/11/2014		300	300
Realkredit Danmark A/S
2.000% due 04/01/2013	DKK	2,800	497
Santander U.S. Debt S.A.U.
2.485% due 01/18/2013		$100	100
Scotland International Finance BV
4.250% due 05/23/2013		250	252
SLM Corp.
5.000% due 10/01/2013		300	309
6.250% due 01/25/2016		400	437
SSIF Nevada LP
1.040% due 04/14/2014		300	302
Stadshypotek AB
0.861% due 09/30/2013		300	301
1.450% due 09/30/2013		1,350	1,360
Standard Chartered PLC
1.260% due 05/12/2014		250	251
3.200% due 05/12/2016		250	263
5.500% due 11/18/2014		100	108
Svensk Exportkredit AB
0.380% due 07/13/2014		250	249
0.961% due 03/09/2015		500	503
Swedbank Hypotek AB
0.760% due 03/28/2014		600	602
Toronto-Dominion Bank
1.500% due 03/13/2017		300	307
Westpac Banking Corp.
0.591% due 09/10/2014		1,000	1,004

			27,388

INDUSTRIALS 18.6%
AbbVie, Inc.
1.200% due 11/06/2015		300	302
1.750% due 11/06/2017		100	101

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Altria Group, Inc.
4.125% due 09/11/2015	$250	$271
7.750% due 02/06/2014	400	430
Amgen, Inc.
1.875% due 11/15/2014	250	256
2.125% due 05/15/2017	250	259
2.300% due 06/15/2016	250	260
Anglo American Capital PLC
9.375% due 04/08/2014	800	880
Barrick Gold Corp.
1.750% due 05/30/2014	350	355
BAT International Finance PLC
2.125% due 06/07/2017	450	461
Boston Scientific Corp.
4.500% due 01/15/2015	400	425
5.450% due 06/15/2014	300	319
Canadian Natural Resources Ltd.
5.150% due 02/01/2013	400	401
Case New Holland, Inc.
7.750% due 09/01/2013	110	115
Comcast Cable Holdings LLC
7.875% due 08/01/2013	400	417
Corp. Nacional del Cobre de Chile
5.500% due 10/15/2013	125	129
Covidien International Finance S.A.
1.350% due 05/29/2015	250	254
1.875% due 06/15/2013	300	302
Crown Castle Towers LLC
3.214% due 08/15/2035	200	209
CSN Islands Corp.
9.750% due 12/16/2013	100	108
CSX Corp.
5.500% due 08/01/2013	700	720
Deutsche Telekom International Finance BV
4.875% due 07/08/2014	400	423
Dow Chemical Co.
7.600% due 05/15/2014	321	351
Eaton Corp.
0.638% due 06/16/2014	200	200
Encana Corp.
4.750% due 10/15/2013	300	309
Enterprise Products Operating LLC
5.600% due 10/15/2014	200	217
5.900% due 04/15/2013	150	152
ERAC USA Finance LLC
2.250% due 01/10/2014	800	808
Express Scripts Holding Co.
6.250% due 06/15/2014	200	215
Hewlett-Packard Co.
0.592% due 05/24/2013	100	100
1.250% due 09/13/2013	200	200
Hutchison Whampoa International Ltd.
6.500% due 02/13/2013	650	655
ICI Wilmington, Inc.
5.625% due 12/01/2013	250	261
Johnson Controls, Inc.
0.723% due 02/04/2014	350	351
MGM Resorts International
6.750% due 04/01/2013	100	102
13.000% due 11/15/2013	350	389
NBCUniversal Media LLC
2.100% due 04/01/2014	200	204
Nissan Motor Acceptance Corp.
1.950% due 09/12/2017	100	101
Penske Truck Leasing Co. LP
2.500% due 07/11/2014	200	202
2.500% due 03/15/2016	200	201

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Philip Morris International, Inc.
6.875% due 03/17/2014	$500	$539
Phillips 66
1.950% due 03/05/2015	300	306
Potash Corp. of Saskatchewan, Inc.
5.250% due 05/15/2014	100	106
Rockies Express Pipeline LLC
6.250% due 07/15/2013	500	514
Rogers Communications, Inc.
6.250% due 06/15/2013	600	616
SABMiller Holdings, Inc.
1.850% due 01/15/2015	300	306
2.450% due 01/15/2017	400	417
Sanofi
2.625% due 03/29/2016	400	421
Takeda Pharmaceutical Co. Ltd.
1.625% due 03/17/2017	250	254
Telefonica Emisiones S.A.U.
0.643% due 02/04/2013	350	350
Tesco PLC
5.500% due 11/15/2017	100	118
Teva Pharmaceutical Finance Co. BV
2.400% due 11/10/2016	500	521
Verizon Wireless Capital LLC
7.375% due 11/15/2013	200	211
Volkswagen International Finance NV
0.912% due 11/20/2014	600	600
Walgreen Co.
0.810% due 03/13/2014	400	401
Wesfarmers Ltd.
2.983% due 05/18/2016	250	262
WM Wrigley Jr. Co.
3.050% due 06/28/2013	700	708

		19,065

UTILITIES 1.4%
Gazprom OAO Via RBS AG
9.625% due 03/01/2013	450	457
Plains All American Pipeline LP
3.950% due 09/15/2015	440	475
Shell International Finance BV
4.000% due 03/21/2014	500	522

		1,454

Total Corporate Bonds & Notes (Cost $47,540)		47,907

MUNICIPAL BONDS & NOTES 2.5%

ARKANSAS 0.2%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.212% due 11/25/2043	181	181

CALIFORNIA 0.7%
California State General Obligation Bonds, Series 2005
5.000% due 05/01/2016	300	329
Irvine Ranch Water District Joint Powers Agency, California Revenue Notes, Series 2012
2.388% due 03/15/2014	100	100
University of California Revenue Bonds, Series 2011
0.794% due 07/01/2041	250	250

		679

FLORIDA 0.4%
Orlando-Orange County, Florida Expressway Authority Revenue Notes, Series 2013
3.000% due 07/01/2015 (a)	200	211

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/01/2016 (a)	$165	$182

		393

NEW JERSEY 0.2%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.308% due 06/15/2013	100	100
New Jersey Economic Development Authority Revenue Notes, Series 2012
0.710% due 02/01/2015	100	100

		200

NEW YORK 0.3%
New York City, New York General Obligation Notes, Series 2007
5.125% due 10/01/2015	300	337

NORTH CAROLINA 0.2%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
0.870% due 12/01/2033	250	251

TEXAS 0.5%
Permanent University Fund, Texas Revenue Notes, Series 2012
0.579% due 07/01/2014	500	502

Total Municipal Bonds & Notes (Cost $2,537)		2,543

U.S. GOVERNMENT AGENCIES 13.4%
Fannie Mae
0.268% due 12/25/2036	19	18
0.330% due 03/25/2034	16	16
0.360% due 08/25/2034	4	4
0.410% due 10/27/2037	100	100
0.560% due 05/25/2042	11	11
0.625% due 02/22/2016	3,000	3,002
0.750% due 01/30/2015 (e)	3,000	3,013
0.760% due 09/25/2041	481	486
0.790% due 06/25/2041	279	281
0.890% due 12/25/2037	130	131
0.912% due 01/01/2021	194	195
1.360% due 03/01/2044 -07/01/2044	42	44
2.752% due 10/01/2031	2	2
3.000% due 11/14/2018	500	511
Freddie Mac
0.250% due 12/25/2036	48	48
0.439% due 02/15/2019	72	73
0.659% due 09/15/2041	308	312
0.850% due 02/24/2016	250	251
0.909% due 02/15/2038	247	250
1.360% due 10/25/2044 -02/25/2045	282	278
1.535% due 07/25/2044	54	55
3.000% due 07/31/2019 -08/08/2019	1,950	1,981
3.000% due 08/01/2019 (f)	1,000	1,015
5.500% due 08/15/2030	1	1
Ginnie Mae
0.760% due 04/20/2062	395	401
0.910% due 02/20/2062	297	304
1.260% due 02/20/2062	196	204
1.625% due 02/20/2032	10	11
NCUA Guaranteed Notes
0.563% due 12/07/2020	196	196
0.583% due 11/06/2017	237	238
0.773% due 12/08/2020	209	210

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.600% due 10/29/2020		$154	$156

Total U.S. Government Agencies (Cost $13,766)			13,798

U.S. TREASURY OBLIGATIONS 6.8%
U.S. Treasury Notes
0.125% due 12/31/2014		5,000	4,989
0.250% due 12/15/2015 (f)		2,000	1,994

Total U.S. Treasury Obligations (Cost $6,980)			6,983

MORTGAGE-BACKED SECURITIES 5.5%
Adjustable Rate Mortgage Trust
3.001% due 11/25/2035		975	794
Arkle Master Issuer PLC
1.461% due 05/17/2060		100	100
Banc of America Commercial Mortgage Trust
5.726% due 05/10/2045		100	115
Banc of America Large Loan Trust
0.719% due 08/15/2029		4	4
Banc of America Mortgage Trust
3.627% due 07/20/2032		1	1
BCAP LLC Trust
2.881% due 11/26/2035		100	98
Bear Stearns Adjustable Rate Mortgage Trust
3.120% due 01/25/2034		6	6
Bear Stearns Alt-A Trust
3.001% due 09/25/2035		34	27
Citigroup Mortgage Loan Trust, Inc.
2.270% due 09/25/2035		19	19
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049		21	22
Commercial Mortgage Pass-Through Certificates
0.309% due 12/15/2020		14	14
0.389% due 06/15/2022		231	227
2.365% due 02/10/2029		500	526
Countrywide Home Loan Mortgage Pass-Through Trust
0.550% due 06/25/2035		27	23
Credit Suisse First Boston Mortgage Securities Corp.
0.839% due 03/25/2032		5	4
2.465% due 06/25/2033		26	26
European Loan Conduit
0.342% due 05/15/2019	EUR	17	22
First Republic Mortgage Loan Trust
0.509% due 08/15/2032		$20	20
Fosse Master Issuer PLC
1.725% due 10/18/2054		180	182
Greenpoint Mortgage Funding Trust
0.430% due 06/25/2045		40	32
GSR Mortgage Loan Trust
2.660% due 09/25/2035		32	33
Harborview Mortgage Loan Trust
0.370% due 01/19/2038		845	841
0.430% due 05/19/2035		53	41
JPMorgan Chase Commercial Mortgage Securities Corp.
5.289% due 05/15/2045		5	5
5.440% due 06/12/2047		500	577
Mellon Residential Funding Corp.
0.649% due 12/15/2030		8	8
Merrill Lynch Floating Trust
0.751% due 07/09/2021		441	436
Merrill Lynch Mortgage Investors Trust
1.214% due 10/25/2035		19	19
RBSSP Resecuritization Trust
0.710% due 10/26/2036		237	220

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.640% due 12/26/2036		$391	$394
Structured Asset Mortgage Investments, Inc.
0.440% due 05/25/2045		62	45
0.460% due 07/19/2035		9	8
0.870% due 09/19/2032		6	6
UBS Commercial Mortgage Trust
0.784% due 07/15/2024		228	221
Wachovia Bank Commercial Mortgage Trust
5.262% due 07/15/2041		472	492
WaMu Mortgage Pass-Through Certificates
1.160% due 02/25/2046		28	26
1.166% due 08/25/2046		41	33
1.365% due 11/25/2042		15	15
1.565% due 06/25/2042		3	3

Total Mortgage-Backed Securities (Cost $5,658)			5,685

ASSET-BACKED SECURITIES 7.9%
ARES CLO Ltd.
0.942% due 11/25/2020		200	198
Avenue CLO Fund Ltd.
0.660% due 02/15/2017		71	71
Bear Stearns Asset-Backed Securities Trust
0.290% due 10/25/2036		4	4
0.870% due 10/25/2032		1	1
BlueMountain CLO Ltd.
0.548% due 11/15/2017		720	716
Carrington Mortgage Loan Trust
0.310% due 06/25/2037		24	23
Citibank Omni Master Trust
2.959% due 08/15/2018		1,200	1,249
4.900% due 11/15/2018		300	324
Countrywide Asset-Backed Certificates
0.690% due 12/25/2031		2	1
0.950% due 05/25/2032		1	1
Credit Suisse First Boston Mortgage Securities Corp.
0.950% due 08/25/2032		3	2
Educational Services of America, Inc.
0.941% due 04/25/2039		300	300
Ford Auto Securitization Trust
1.748% due 04/15/2014	CAD	84	85
Fore CLO Ltd.
0.564% due 07/20/2019		$250	242
Franklin CLO Ltd.
0.568% due 06/15/2018		82	80
Gracechurch Card Funding PLC
0.909% due 02/15/2017		500	504
Hyundai Auto Receivables Trust
0.550% due 06/16/2014		532	532
Irwin Home Equity Corp.
0.750% due 07/25/2032		1	1
Lafayette CLO Ltd.
1.751% due 09/06/2022		373	372
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	200	264
MASTR Asset-Backed Securities Trust
0.260% due 11/25/2036		$3	1
Nelnet Student Loan Trust
1.015% due 07/25/2018		100	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Century Home Equity Loan Trust
0.470% due 06/25/2035		$21	$20
Nissan Auto Lease Trust
0.369% due 07/15/2014		553	554
Nissan Auto Receivables Owner Trust
0.540% due 10/15/2014		563	563
Northstar Education Finance, Inc.
0.910% due 12/26/2031		196	197
Panhandle-Plains Higher Education Authority, Inc.
0.808% due 10/01/2018		203	203
Renaissance Home Equity Loan Trust
0.570% due 11/25/2034		7	6
0.650% due 08/25/2033		9	8
0.710% due 12/25/2033		35	33
SLM Student Loan Trust
0.508% due 12/17/2018		173	173
0.815% due 10/25/2017		265	266
1.815% due 04/25/2023		128	133
3.500% due 08/17/2043		145	140
Stanfield Bristol CLO Ltd.
0.570% due 10/15/2019		368	363
Structured Asset Securities Corp.
0.790% due 01/25/2033		3	2
Trimaran CLO Delaware Corp.
0.563% due 11/01/2018		400	392

Total Asset-Backed Securities (Cost $8,139)			8,125

SOVEREIGN ISSUES 4.4%
Bank of England Euro Note
1.375% due 03/07/2014		400	405
Emirate of Abu Dhabi Government International Bond
5.500% due 04/08/2014		300	320
Instituto de Credito Oficial
2.375% due 03/04/2013		200	200
Kommunalbanken A/S
0.690% due 03/27/2017		400	403
2.750% due 05/05/2015		300	315
Mexico Government International Bond
6.250% due 06/16/2016	MXN	29,830	2,406
Qatar Government International Bond
5.150% due 04/09/2014		$250	263
Spain Government International Bond
3.625% due 06/17/2013		200	200

Total Sovereign Issues (Cost $4,411)			4,512

SHORT-TERM INSTRUMENTS 20.5%

CERTIFICATES OF DEPOSIT 1.8%
Banco Bradesco S.A.
1.955% due 01/24/2013		250	250
Banco do Brasil S.A.
0.000% due 10/11/2013		600	590
Dexia Credit Local S.A.
1.700% due 09/06/2013		600	601
Itau Unibanco Holding S.A.
0.000% due 10/31/2013		400	395

			1,836

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 4.3%
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013		$800	$787
British Telecommunications PLC
1.640% due 05/15/2013		600	598
DCP Midstream LLC
0.470% due 01/11/2013		250	250
Entergy Corp.
0.940% due 02/06/2013		300	300
Nisource Finance Corp.
1.270% due 03/01/2013		400	399
Santander S.A.
2.070% due 04/02/2013		300	299
3.100% due 10/01/2013		500	493
Standard Chartered Bank
0.950% due 09/26/2013		250	249
Vodafone Group PLC
0.980% due 09/09/2013		700	696
Volvo Group Treasury North America
0.800% due 04/22/2013		300	300

			4,371

REPURCHASE AGREEMENTS 0.8%
Banc of America Securities LLC
0.230% due 01/02/2013		800	800

(Dated 12/31/2012. Collateralized by U.S. Treasury Bills 0.000% due 12/12/2013 valued at $817. Repurchase proceeds are $800.)

SHORT-TERM NOTES 0.2%
Appalachian Power Co.
0.685% due 08/16/2013		200	200

JAPAN TREASURY BILLS 2.7%
0.099% due 01/15/2013	JPY	240,000	2,770

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 10.7%
PIMCO Short-Term Floating NAV Portfolio		430	4
PIMCO Short-Term Floating NAV Portfolio III		1,100,846	11,003

			11,007

Total Short-Term Instruments (Cost $21,257)			20,984

Total Investments 108.1% (Cost $110,731)			$110,984

Written Options (h) (0.0%) (Premiums $1)			(1)

Other Assets and Liabilities (Net) (8.1%)			(8,282)

Net Assets 100.0%			$102,701

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Perpetual maturity, date shown represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

(c)	Affiliated to the Portfolio.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $1,894 at a weighted average interest rate of 0.327%.
(e)	Securities with an aggregate market value of $803 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
JPS	0.360%	12/14/2012	01/07/2013	$806	$(806)

(f)	Securities with an aggregate market value of $3,010 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions
BRC	0.400%	12/24/2012	01/03/2013	$1,028	$(1,028)
TDM	0.330%	12/24/2012	01/03/2013	1,993	(1,993)

					$(3,021)

(g)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid	Unrealized (Depreciation)
Intesa Sanpaolo SpA	BRC	(3.000%	)	03/20/2014	1.417%	$	100	$(2)	$6	$(8)

Credit Default Swaps on Corporate Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
BP Capital Markets America, Inc.	FBF	1.000%	12/20/2015	0.339%	$	500	$10	$9	$1
BP Capital Markets America, Inc.	GST	5.000%	06/20/2015	0.275%		100	12	(3)	15
Freeport-McMoRan Copper & Gold, Inc.	MYC	1.000%	12/20/2015	0.876%		300	1	2	(1)
Shell International Finance BV	CBK	1.000%	09/20/2015	0.223%		160	3	2	1
Teck Resources Ltd.	BOA	1.000%	12/20/2015	0.869%		300	2	1	1

							$28	$11	$17

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.750%	10/15/2016	GLM	$	33,060	$8	$(37)	$45
Receive	3-Month USD-LIBOR	0.320%	06/19/2013	BRC		198,200	(11)	0	(11)

							$(3)	$(37)	$34

(h)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	03/18/2013	$	300	$0	$(1)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		300	1	0

								$1	$(1)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2011	10	$65,600	$75
Sales	0	325,000	29
Closing Buys	(10)	(390,000)	(103)
Expirations	0	0	0
Exercised	0	0	0

Balance at 12/31/2012	0	$600	$1

(i)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	644	$	665	JPM	$0	$(3)	$(3)
01/2013	CLP	10,534		22	GSC	0	0	0
01/2013	DKK	611		103	DUB	0	(5)	(5)
01/2013	JPY	240,000		3,054	CBK	284	0	284
01/2013	$	21	CLP	10,534	HUS	1	0	1
01/2013		99	DKK	600	HUS	7	0	7
01/2013		24	ZAR	213	JPM	1	0	1
02/2013	CNY	690	$	110	BRC	0	0	0
02/2013		912		145	HUS	0	0	0
02/2013	DKK	34		6	CBK	0	0	0
02/2013		98		17	DUB	0	(1)	(1)
02/2013	$	21	CNY	133	BRC	0	0	0
02/2013		232		1,469	DUB	2	0	2
03/2013	CAD	149	$	152	BRC	2	0	2
03/2013	EUR	225		293	CBK	0	(5)	(5)
03/2013	$	63	CAD	62	CBK	0	(1)	(1)
04/2013	DKK	300	$	52	BPS	0	(1)	(1)
04/2013		5,000		857	BRC	0	(29)	(29)
04/2013		1,750		306	MSC	0	(4)	(4)
04/2013	MXN	31,821		2,435	JPM	0	(6)	(6)
06/2013	$	21	CLP	10,534	GLM	0	0	0

						$297	$(55)	$242

(j)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Bank Loan Obligations	$0	$447	$0	$447
Corporate Bonds & Notes
Banking & Finance	0	27,188	200	27,388
Industrials	0	19,065	0	19,065
Utilities	0	1,454	0	1,454
Municipal Bonds & Notes
Arkansas	0	181	0	181
California	0	679	0	679
Florida	0	393	0	393
New Jersey	0	200	0	200
New York	0	337	0	337
North Carolina	0	251	0	251
Texas	0	502	0	502
U.S. Government Agencies	0	13,154	644	13,798
U.S. Treasury Obligations	0	6,983	0	6,983
Mortgage-Backed Securities	0	5,685	0	5,685
Asset-Backed Securities	0	7,489	636	8,125
Sovereign Issues	0	4,512	0	4,512
Short-Term Instruments
Certificates of Deposit	0	1,246	590	1,836
Commercial Paper	0	4,371	0	4,371
Repurchase Agreements	0	800	0	800

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Short-Term Notes	$0	$200	$0	$200
Japan Treasury Bills	0	2,770	0	2,770
Central Funds Used for Cash Management Purposes	11,007	0	0	11,007
	$11,007	$97,907	$2,070	$110,984

Financial Derivative Instruments - Assets
Credit Contracts	0	18	0	18
Foreign Exchange Contracts	0	297	0	297
Interest Rate Contracts	0	45	0	45
	$0	$360	$0	$360

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(9)	0	(9)
Foreign Exchange Contracts	0	(55)	0	(55)
Interest Rate Contracts	0	(12)	0	(12)
	$0	$(76)	$0	$(76)

Totals	$11,007	$98,191	$2,070	$111,268

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (2)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$200	$0	$0	$0	$0	$0	$0	$200	$0
Industrials	51	0	(50)	0	(1)	0	0	0	0	0
U.S. Government Agencies	766	0	(123)	0	0	1	0	0	644	1
Asset-Backed Securities	256	400	(27)	0	0	7	0	0	636	7
Short-Term Instruments
Certificates of Deposit	0	591	0	0	0	(1)	0	0	590	(1)

Totals	$1,073	$1,191	$(200)	$0	$(1)	$7	$0	$0	$2,070	$7

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$200	Benchmark Pricing	Base Price	100.00
U.S. Government Agencies	644	Third Party Vendor	Broker Quote	100.22-100.50
Asset-Backed Securities	636	Benchmark Pricing	Base Price	99.91-100.30
Short-Term Instruments
Certificates of Deposit	590	Benchmark Pricing	Base Price	98.35

Total	$2,070

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(k)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$297	$0	$297
Unrealized appreciation on OTC swap agreements	0	18	0	0	45	63

	$0	$18	$0	$297	$45	$360

Liabilities:
Written options outstanding	$0	$0	$0	$0	$1	$1
Unrealized depreciation on foreign currency contracts	0	0	0	55	0	55
Unrealized depreciation on OTC swap agreements	0	9	0	0	11	20

	$0	$9	$0	$55	$12	$76

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(14)	$(14)
Net realized gain on futures contracts	0	0	0	0	1	1
Net realized gain on written options	0	0	0	0	52	52
Net realized gain (loss) on swaps	0	39	0	0	(103)	(64)
Net realized gain on foreign currency transactions	0	0	0	248	0	248

	$0	$39	$0	$248	$(64)	$223

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on written options	$0	$0	$0	$0	$(14)	$(14)
Net change in unrealized appreciation on swaps	0	13	0	0	34	47
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	132	0	132

	$0	$13	$0	$132	$20	$165

(1)	See note 6 in the Notes to Financial Statements for additional information.

(l)	Collateral (Received) for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)	Net Exposures (1)
BOA	$2	$0	$2
BPS	(1)	0	(1)
BRC	(40)	0	(40)
CBK	281	(260)	21
DUB	(4)	0	(4)
FBF	10	0	10
GLM	8	0	8
GST	12	0	12
HUS	8	0	8
JPM	(8)	0	(8)
MSC	(4)	0	(4)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the

New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be

ANNUAL REPORT	DECEMBER 31, 2012	19

Notes to Financial Statements (Cont.)

appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

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Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments.

Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable

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Notes to Financial Statements (Cont.)

in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects

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of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(d) When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the

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Notes to Financial Statements (Cont.)

Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future

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date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the

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Notes to Financial Statements (Cont.)

Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$6,716	$15,351

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (Cont.)

Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$5,047	$34,304	$(39,350)	$3	$0	$4	$3	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$0	$14,804	$(3,800)	$0	$(1)	$11,003	$4	$0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$49,797	$31,573	$61,124	$47,823

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	430	$4,402	271	$2,753
Administrative Class	2,607	26,751	4,386	44,752
Advisor Class	3,546	36,342	2,290	23,313
Issued as reinvestment of distributions
Institutional Class	10	104	10	96
Administrative Class	32	333	36	372
Advisor Class	37	384	23	231
Cost of shares redeemed
Institutional Class	(330)	(3,371)	(206)	(2,087)
Administrative Class	(1,770)	(18,097)	(3,725)	(37,875)
Advisor Class	(1,469)	(15,049)	(914)	(9,303)
Net increase resulting from Portfolio share transactions	3,093	$31,799	2,171	$22,252

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 60% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$916	$—	$258	$(128)	$—	$(46)	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

ANNUAL REPORT	DECEMBER 31, 2012	31

Notes to Financial Statements (Cont.)

December 31, 2012

(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$110,738	$663	$(417)	$246

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$796	$25	$—
12/31/2011	$673	$25	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

32	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	33

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	JPS	JPMorgan Securities, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	MSC	Morgan Stanley & Co., Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	MXN	Mexican Peso
CAD	Canadian Dollar	EUR	Euro	USD (or $)	United States Dollar
CLP	Chilean Peso	JPY	Japanese Yen	ZAR	South African Rand
CNY	Chinese Renminbi

Exchange Abbreviations:
OTC	Over-the-Counter

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	OIS	Overnight Index Swap

34	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	35

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	37

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

38	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT63AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Short-Term Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	33
Glossary	34
Federal Income Tax Information	35
Management of the Trust	36
Privacy Policy	38
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	39

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	43.2%
Short-Term Instruments	18.9%
U.S. Government Agencies	12.4%
Asset-Backed Securities	7.3%
U.S. Treasury Obligations	6.3%
Mortgage-Backed Securities	5.1%
Other	6.8%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	10 Years	Class Inception (04/28/2000)
PIMCO Short-Term Portfolio Institutional Class	2.93%	2.69%	2.88%	3.40%
Citigroup 3-Month Treasury Bill Index±	0.07%	0.45%	1.69%	2.11%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.45% for Institutional Class shares.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,011.60	$1,022.87
Expenses Paid During Period†	$2.28	$2.29
Net Annualized Expense Ratio	0.45%	0.45%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

An above benchmark U.S. duration (or sensitivity to changes in market interest rates) was positive for returns as the Portfolio moved to longer key rates than its benchmark to take advantage of a flattening of the yield curve which occurred over the reporting period.

»	Exposure to mortgages benefited performance as the sector outperformed like-duration U.S. Treasuries and was a source of incremental income.

»	Exposure to the corporate sector added to returns as the sector outperformed U.S. Treasuries during the reporting period and was a source of incremental income.

»	An allocation to emerging markets was positive for performance as a source of incremental income.

»	At the end of the reporting period on December 31, 2012, the Portfolio’s Institutional Class 30 Day SEC yield[1] was 0.70%.

1 The 30 Day SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (“SEC”) that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period covered by the Portfolio’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the Portfolio’s expenses.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Short-Term Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Institutional Class
Net asset value beginning of year	$10.12	$10.18	$10.07	$9.62	$10.01
Net investment income (a)	0.11	0.11	0.11	0.22	0.38
Net realized/unrealized gain (loss)	0.19	(0.04)	0.12	0.54	(0.39)
Total income (loss) from investment operations	0.30	0.07	0.23	0.76	(0.01)
Dividends from net investment income	(0.11)	(0.11)	(0.10)	(0.22)	(0.38)
Distributions from net realized capital gains	(0.02)	(0.02)	(0.02)	(0.09)	0.00
Total distributions	(0.13)	(0.13)	(0.12)	(0.31)	(0.38)
Net asset value end of year	$10.29	$10.12	$10.18	$10.07	$9.62
Total return	2.93%	0.66%	2.26%	7.96%	(0.16)%
Net assets end of year (000s)	$9,082	$7,807	$7,098	$6,273	$11,110
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets excluding interest expense	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets	1.04%	1.07%	1.03%	2.21%	3.84%
Portfolio turnover rate	103%*	225%*	231%*	524%	191%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$99,177
Investments in Affiliates, at value	11,007
Repurchase agreements, at value	800
Cash	83
Foreign currency, at value	105
Receivable for investments sold	4,989
OTC swap premiums paid	20
Unrealized appreciation on foreign currency contracts	297
Unrealized appreciation on OTC swap agreements	63
Receivable for Portfolio shares sold	771
Interest and dividends receivable	492
Dividends receivable from Affiliates	3
117,807

Liabilities:
Payable for investments purchased	$10,719
Payable for investments in Affiliates purchased	3
Payable for reverse repurchase agreements	806
Payable for sale-buyback financing transactions	3,021
Written options outstanding	1
OTC swap premiums received	40
Unrealized depreciation on foreign currency contracts	55
Unrealized depreciation on OTC swap agreements	20
Deposits from counterparty	260
Payable for Portfolio shares redeemed	133
Accrued investment advisory fees	19
Accrued supervisory and administrative fees	15
Accrued distribution fees	10
Accrued servicing fees	4
15,106

Net Assets	$102,701

Net Assets Consist of:
Paid in capital	$101,702
Undistributed net investment income	513
Accumulated undistributed net realized gain	(49)
Net unrealized appreciation	535
$102,701

Net Assets:
Institutional Class	$9,082
Administrative Class	43,217
Advisor Class	50,402

Shares Issued and Outstanding:
Institutional Class	882
Administrative Class	4,199
Advisor Class	4,897

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.29
Administrative Class	10.29
Advisor Class	10.29

Cost of Investments	$98,923
Cost of Investments in Affiliates	$11,008
Cost of Repurchase Agreements	$800
Cost of Foreign Currency Held	$106
Premiums Received on Written Options	$1

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$1,149
Dividends from Affiliate investments	7
Total Income	1,156

Expenses:
Investment advisory fees	193
Supervisory and administrative fees	154
Servicing fees – Administrative Class	46
Distribution and/or servicing fees – Advisor Class	96
Interest expense	3
Total Expenses	492

Net Investment Income	664

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(79)
Net realized gain on Affiliate investments	3
Net realized gain on futures contracts	1
Net realized gain on written options	52
Net realized (loss) on swaps	(64)
Net realized gain on foreign currency transactions	240
Net change in unrealized appreciation on investments	1,101
Net change in unrealized (depreciation) on Affiliate investments	(1)
Net change in unrealized (depreciation) on written options	(14)
Net change in unrealized appreciation on swaps	47
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	132
Net Gain	1,418

Net Increase in Net Assets Resulting from Operations	$2,082

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$664	$566
Net realized gain	150	326
Net realized gain (loss) on Affiliate investments	3	(10)
Net change in unrealized appreciation (depreciation)	1,266	(769)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(1)	0
Net increase resulting from operations	2,082	113

Distributions to Shareholders:
From net investment income
Institutional Class	(87)	(83)
Administrative Class	(273)	(314)
Advisor Class	(295)	(188)
From net realized capital gains
Institutional Class	(17)	(13)
Administrative Class	(60)	(58)
Advisor Class	(90)	(42)

Total Distributions	(822)	(698)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	31,799	22,252

Total Increase in Net Assets	33,059	21,667

Net Assets:
Beginning of year	69,642	47,975
End of year*	$102,701	$69,642

*Including undistributed net investment income of:	$513	$431

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%
Las Vegas Sands LLC
1.760% due 05/23/2014	$446	$447

Total Bank Loan Obligations (Cost $443)		447

CORPORATE BONDS & NOTES 46.7%

BANKING & FINANCE 26.7%
ABN AMRO North American Holding Preferred Capital Repackage Trust
3.407% due 01/31/2013 (b)	400	400
Ally Financial, Inc.
3.125% due 01/15/2016	200	200
7.500% due 12/31/2013	250	265
American Express Credit Corp.
1.411% due 06/12/2015	300	305
American Honda Finance Corp.
0.762% due 05/08/2014	600	603
American International Group, Inc.
3.650% due 01/15/2014	100	103
4.250% due 05/15/2013	1,000	1,013
4.250% due 09/15/2014	200	211
Banco do Brasil S.A.
4.500% due 01/22/2015	200	212
Bank of Montreal
1.300% due 10/31/2014	700	711
Bank of Nova Scotia
1.250% due 11/07/2014	1,000	1,015
Banque PSA Finance S.A.
2.206% due 04/04/2014	200	197
BRFkredit A/S
0.590% due 04/15/2013	200	200
Caisse Centrale Desjardins du Quebec
2.550% due 03/24/2016	500	529
Canadian Imperial Bank of Commerce
2.600% due 07/02/2015	600	631
Citigroup, Inc.
2.310% due 08/13/2013	100	101
6.000% due 12/13/2013	200	210
6.500% due 08/19/2013	200	207
DanFin Funding Ltd.
1.034% due 07/16/2013	300	301
Dexia Credit Local S.A.
0.711% due 03/05/2013	750	749
DNB Boligkreditt A/S
2.100% due 10/14/2016	500	519
Eksportfinans ASA
1.875% due 04/02/2013	300	300
EnCana Holdings Finance Corp.
5.800% due 05/01/2014	200	213
Export-Import Bank of Korea
1.250% due 11/20/2015	500	502
Ford Motor Credit Co. LLC
2.500% due 01/15/2016	200	202
7.000% due 10/01/2013	600	628
General Electric Capital Corp.
1.060% due 08/11/2015	500	502
Goldman Sachs Group, Inc.
1.312% due 11/21/2014	250	251
5.150% due 01/15/2014	500	522
Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015	200	201
HSBC Bank PLC
0.960% due 08/12/2013	300	301
1.625% due 07/07/2014	300	306
Intesa Sanpaolo SpA
2.712% due 02/24/2014	100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase & Co.
0.985% due 10/15/2015		$700	$701
1.875% due 03/20/2015		200	204
LeasePlan Corp. NV
3.000% due 10/23/2017		200	202
Merrill Lynch & Co., Inc.
5.450% due 02/05/2013		250	251
Monumental Global Funding
5.500% due 04/22/2013		600	609
Morgan Stanley
0.651% due 01/09/2014		300	298
1.916% due 01/24/2014		300	302
2.810% due 05/14/2013		100	101
2.875% due 01/24/2014		250	254
Nederlandse Waterschapsbank NV
0.592% due 05/23/2015		400	400
NIBC Bank NV
0.691% due 12/02/2014		750	748
2.800% due 12/02/2014		1,000	1,039
Nordea Bank AB
1.240% due 01/14/2014		400	403
Nordea Eiendomskreditt A/S
1.875% due 04/07/2014		550	560
2.125% due 09/22/2017		200	209
Nykredit Realkredit A/S
2.000% due 04/01/2013	DKK	4,250	756
Piper Jaffray Cos.
4.311% due 05/31/2014		$200	200
Prudential Covered Trust
2.997% due 09/30/2015		285	296
RCI Banque S.A.
2.217% due 04/11/2014		300	300
Realkredit Danmark A/S
2.000% due 04/01/2013	DKK	2,800	497
Santander U.S. Debt S.A.U.
2.485% due 01/18/2013		$100	100
Scotland International Finance BV
4.250% due 05/23/2013		250	252
SLM Corp.
5.000% due 10/01/2013		300	309
6.250% due 01/25/2016		400	437
SSIF Nevada LP
1.040% due 04/14/2014		300	302
Stadshypotek AB
0.861% due 09/30/2013		300	301
1.450% due 09/30/2013		1,350	1,360
Standard Chartered PLC
1.260% due 05/12/2014		250	251
3.200% due 05/12/2016		250	263
5.500% due 11/18/2014		100	108
Svensk Exportkredit AB
0.380% due 07/13/2014		250	249
0.961% due 03/09/2015		500	503
Swedbank Hypotek AB
0.760% due 03/28/2014		600	602
Toronto-Dominion Bank
1.500% due 03/13/2017		300	307
Westpac Banking Corp.
0.591% due 09/10/2014		1,000	1,004

			27,388

INDUSTRIALS 18.6%
AbbVie, Inc.
1.200% due 11/06/2015		300	302
1.750% due 11/06/2017		100	101

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Altria Group, Inc.
4.125% due 09/11/2015	$250	$271
7.750% due 02/06/2014	400	430
Amgen, Inc.
1.875% due 11/15/2014	250	256
2.125% due 05/15/2017	250	259
2.300% due 06/15/2016	250	260
Anglo American Capital PLC
9.375% due 04/08/2014	800	880
Barrick Gold Corp.
1.750% due 05/30/2014	350	355
BAT International Finance PLC
2.125% due 06/07/2017	450	461
Boston Scientific Corp.
4.500% due 01/15/2015	400	425
5.450% due 06/15/2014	300	319
Canadian Natural Resources Ltd.
5.150% due 02/01/2013	400	401
Case New Holland, Inc.
7.750% due 09/01/2013	110	115
Comcast Cable Holdings LLC
7.875% due 08/01/2013	400	417
Corp. Nacional del Cobre de Chile
5.500% due 10/15/2013	125	129
Covidien International Finance S.A.
1.350% due 05/29/2015	250	254
1.875% due 06/15/2013	300	302
Crown Castle Towers LLC
3.214% due 08/15/2035	200	209
CSN Islands Corp.
9.750% due 12/16/2013	100	108
CSX Corp.
5.500% due 08/01/2013	700	720
Deutsche Telekom International Finance BV
4.875% due 07/08/2014	400	423
Dow Chemical Co.
7.600% due 05/15/2014	321	351
Eaton Corp.
0.638% due 06/16/2014	200	200
Encana Corp.
4.750% due 10/15/2013	300	309
Enterprise Products Operating LLC
5.600% due 10/15/2014	200	217
5.900% due 04/15/2013	150	152
ERAC USA Finance LLC
2.250% due 01/10/2014	800	808
Express Scripts Holding Co.
6.250% due 06/15/2014	200	215
Hewlett-Packard Co.
0.592% due 05/24/2013	100	100
1.250% due 09/13/2013	200	200
Hutchison Whampoa International Ltd.
6.500% due 02/13/2013	650	655
ICI Wilmington, Inc.
5.625% due 12/01/2013	250	261
Johnson Controls, Inc.
0.723% due 02/04/2014	350	351
MGM Resorts International
6.750% due 04/01/2013	100	102
13.000% due 11/15/2013	350	389
NBCUniversal Media LLC
2.100% due 04/01/2014	200	204
Nissan Motor Acceptance Corp.
1.950% due 09/12/2017	100	101
Penske Truck Leasing Co. LP
2.500% due 07/11/2014	200	202
2.500% due 03/15/2016	200	201

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Philip Morris International, Inc.
6.875% due 03/17/2014	$500	$539
Phillips 66
1.950% due 03/05/2015	300	306
Potash Corp. of Saskatchewan, Inc.
5.250% due 05/15/2014	100	106
Rockies Express Pipeline LLC
6.250% due 07/15/2013	500	514
Rogers Communications, Inc.
6.250% due 06/15/2013	600	616
SABMiller Holdings, Inc.
1.850% due 01/15/2015	300	306
2.450% due 01/15/2017	400	417
Sanofi
2.625% due 03/29/2016	400	421
Takeda Pharmaceutical Co. Ltd.
1.625% due 03/17/2017	250	254
Telefonica Emisiones S.A.U.
0.643% due 02/04/2013	350	350
Tesco PLC
5.500% due 11/15/2017	100	118
Teva Pharmaceutical Finance Co. BV
2.400% due 11/10/2016	500	521
Verizon Wireless Capital LLC
7.375% due 11/15/2013	200	211
Volkswagen International Finance NV
0.912% due 11/20/2014	600	600
Walgreen Co.
0.810% due 03/13/2014	400	401
Wesfarmers Ltd.
2.983% due 05/18/2016	250	262
WM Wrigley Jr. Co.
3.050% due 06/28/2013	700	708

		19,065

UTILITIES 1.4%
Gazprom OAO Via RBS AG
9.625% due 03/01/2013	450	457
Plains All American Pipeline LP
3.950% due 09/15/2015	440	475
Shell International Finance BV
4.000% due 03/21/2014	500	522

		1,454

Total Corporate Bonds & Notes (Cost $47,540)		47,907

MUNICIPAL BONDS & NOTES 2.5%

ARKANSAS 0.2%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.212% due 11/25/2043	181	181

CALIFORNIA 0.7%
California State General Obligation Bonds, Series 2005
5.000% due 05/01/2016	300	329
Irvine Ranch Water District Joint Powers Agency, California Revenue Notes, Series 2012
2.388% due 03/15/2014	100	100
University of California Revenue Bonds, Series 2011
0.794% due 07/01/2041	250	250

		679

FLORIDA 0.4%
Orlando-Orange County, Florida Expressway Authority Revenue Notes, Series 2013
3.000% due 07/01/2015 (a)	200	211

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/01/2016 (a)	$165	$182

		393

NEW JERSEY 0.2%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.308% due 06/15/2013	100	100
New Jersey Economic Development Authority Revenue Notes, Series 2012
0.710% due 02/01/2015	100	100

		200

NEW YORK 0.3%
New York City, New York General Obligation Notes, Series 2007
5.125% due 10/01/2015	300	337

NORTH CAROLINA 0.2%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
0.870% due 12/01/2033	250	251

TEXAS 0.5%
Permanent University Fund, Texas Revenue Notes, Series 2012
0.579% due 07/01/2014	500	502

Total Municipal Bonds & Notes (Cost $2,537)		2,543

U.S. GOVERNMENT AGENCIES 13.4%
Fannie Mae
0.268% due 12/25/2036	19	18
0.330% due 03/25/2034	16	16
0.360% due 08/25/2034	4	4
0.410% due 10/27/2037	100	100
0.560% due 05/25/2042	11	11
0.625% due 02/22/2016	3,000	3,002
0.750% due 01/30/2015 (e)	3,000	3,013
0.760% due 09/25/2041	481	486
0.790% due 06/25/2041	279	281
0.890% due 12/25/2037	130	131
0.912% due 01/01/2021	194	195
1.360% due 03/01/2044 -07/01/2044	42	44
2.752% due 10/01/2031	2	2
3.000% due 11/14/2018	500	511
Freddie Mac
0.250% due 12/25/2036	48	48
0.439% due 02/15/2019	72	73
0.659% due 09/15/2041	308	312
0.850% due 02/24/2016	250	251
0.909% due 02/15/2038	247	250
1.360% due 10/25/2044 -02/25/2045	282	278
1.535% due 07/25/2044	54	55
3.000% due 07/31/2019 -08/08/2019	1,950	1,981
3.000% due 08/01/2019 (f)	1,000	1,015
5.500% due 08/15/2030	1	1
Ginnie Mae
0.760% due 04/20/2062	395	401
0.910% due 02/20/2062	297	304
1.260% due 02/20/2062	196	204
1.625% due 02/20/2032	10	11
NCUA Guaranteed Notes
0.563% due 12/07/2020	196	196
0.583% due 11/06/2017	237	238
0.773% due 12/08/2020	209	210

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.600% due 10/29/2020		$154	$156

Total U.S. Government Agencies (Cost $13,766)			13,798

U.S. TREASURY OBLIGATIONS 6.8%
U.S. Treasury Notes
0.125% due 12/31/2014		5,000	4,989
0.250% due 12/15/2015 (f)		2,000	1,994

Total U.S. Treasury Obligations (Cost $6,980)			6,983

MORTGAGE-BACKED SECURITIES 5.5%
Adjustable Rate Mortgage Trust
3.001% due 11/25/2035		975	794
Arkle Master Issuer PLC
1.461% due 05/17/2060		100	100
Banc of America Commercial Mortgage Trust
5.726% due 05/10/2045		100	115
Banc of America Large Loan Trust
0.719% due 08/15/2029		4	4
Banc of America Mortgage Trust
3.627% due 07/20/2032		1	1
BCAP LLC Trust
2.881% due 11/26/2035		100	98
Bear Stearns Adjustable Rate Mortgage Trust
3.120% due 01/25/2034		6	6
Bear Stearns Alt-A Trust
3.001% due 09/25/2035		34	27
Citigroup Mortgage Loan Trust, Inc.
2.270% due 09/25/2035		19	19
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049		21	22
Commercial Mortgage Pass-Through Certificates
0.309% due 12/15/2020		14	14
0.389% due 06/15/2022		231	227
2.365% due 02/10/2029		500	526
Countrywide Home Loan Mortgage Pass-Through Trust
0.550% due 06/25/2035		27	23
Credit Suisse First Boston Mortgage Securities Corp.
0.839% due 03/25/2032		5	4
2.465% due 06/25/2033		26	26
European Loan Conduit
0.342% due 05/15/2019	EUR	17	22
First Republic Mortgage Loan Trust
0.509% due 08/15/2032		$20	20
Fosse Master Issuer PLC
1.725% due 10/18/2054		180	182
Greenpoint Mortgage Funding Trust
0.430% due 06/25/2045		40	32
GSR Mortgage Loan Trust
2.660% due 09/25/2035		32	33
Harborview Mortgage Loan Trust
0.370% due 01/19/2038		845	841
0.430% due 05/19/2035		53	41
JPMorgan Chase Commercial Mortgage Securities Corp.
5.289% due 05/15/2045		5	5
5.440% due 06/12/2047		500	577
Mellon Residential Funding Corp.
0.649% due 12/15/2030		8	8
Merrill Lynch Floating Trust
0.751% due 07/09/2021		441	436
Merrill Lynch Mortgage Investors Trust
1.214% due 10/25/2035		19	19
RBSSP Resecuritization Trust
0.710% due 10/26/2036		237	220

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.640% due 12/26/2036		$391	$394
Structured Asset Mortgage Investments, Inc.
0.440% due 05/25/2045		62	45
0.460% due 07/19/2035		9	8
0.870% due 09/19/2032		6	6
UBS Commercial Mortgage Trust
0.784% due 07/15/2024		228	221
Wachovia Bank Commercial Mortgage Trust
5.262% due 07/15/2041		472	492
WaMu Mortgage Pass-Through Certificates
1.160% due 02/25/2046		28	26
1.166% due 08/25/2046		41	33
1.365% due 11/25/2042		15	15
1.565% due 06/25/2042		3	3

Total Mortgage-Backed Securities (Cost $5,658)			5,685

ASSET-BACKED SECURITIES 7.9%
ARES CLO Ltd.
0.942% due 11/25/2020		200	198
Avenue CLO Fund Ltd.
0.660% due 02/15/2017		71	71
Bear Stearns Asset-Backed Securities Trust
0.290% due 10/25/2036		4	4
0.870% due 10/25/2032		1	1
BlueMountain CLO Ltd.
0.548% due 11/15/2017		720	716
Carrington Mortgage Loan Trust
0.310% due 06/25/2037		24	23
Citibank Omni Master Trust
2.959% due 08/15/2018		1,200	1,249
4.900% due 11/15/2018		300	324
Countrywide Asset-Backed Certificates
0.690% due 12/25/2031		2	1
0.950% due 05/25/2032		1	1
Credit Suisse First Boston Mortgage Securities Corp.
0.950% due 08/25/2032		3	2
Educational Services of America, Inc.
0.941% due 04/25/2039		300	300
Ford Auto Securitization Trust
1.748% due 04/15/2014	CAD	84	85
Fore CLO Ltd.
0.564% due 07/20/2019		$250	242
Franklin CLO Ltd.
0.568% due 06/15/2018		82	80
Gracechurch Card Funding PLC
0.909% due 02/15/2017		500	504
Hyundai Auto Receivables Trust
0.550% due 06/16/2014		532	532
Irwin Home Equity Corp.
0.750% due 07/25/2032		1	1
Lafayette CLO Ltd.
1.751% due 09/06/2022		373	372
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	200	264
MASTR Asset-Backed Securities Trust
0.260% due 11/25/2036		$3	1
Nelnet Student Loan Trust
1.015% due 07/25/2018		100	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Century Home Equity Loan Trust
0.470% due 06/25/2035		$21	$20
Nissan Auto Lease Trust
0.369% due 07/15/2014		553	554
Nissan Auto Receivables Owner Trust
0.540% due 10/15/2014		563	563
Northstar Education Finance, Inc.
0.910% due 12/26/2031		196	197
Panhandle-Plains Higher Education Authority, Inc.
0.808% due 10/01/2018		203	203
Renaissance Home Equity Loan Trust
0.570% due 11/25/2034		7	6
0.650% due 08/25/2033		9	8
0.710% due 12/25/2033		35	33
SLM Student Loan Trust
0.508% due 12/17/2018		173	173
0.815% due 10/25/2017		265	266
1.815% due 04/25/2023		128	133
3.500% due 08/17/2043		145	140
Stanfield Bristol CLO Ltd.
0.570% due 10/15/2019		368	363
Structured Asset Securities Corp.
0.790% due 01/25/2033		3	2
Trimaran CLO Delaware Corp.
0.563% due 11/01/2018		400	392

Total Asset-Backed Securities (Cost $8,139)			8,125

SOVEREIGN ISSUES 4.4%
Bank of England Euro Note
1.375% due 03/07/2014		400	405
Emirate of Abu Dhabi Government International Bond
5.500% due 04/08/2014		300	320
Instituto de Credito Oficial
2.375% due 03/04/2013		200	200
Kommunalbanken A/S
0.690% due 03/27/2017		400	403
2.750% due 05/05/2015		300	315
Mexico Government International Bond
6.250% due 06/16/2016	MXN	29,830	2,406
Qatar Government International Bond
5.150% due 04/09/2014		$250	263
Spain Government International Bond
3.625% due 06/17/2013		200	200

Total Sovereign Issues (Cost $4,411)			4,512

SHORT-TERM INSTRUMENTS 20.5%

CERTIFICATES OF DEPOSIT 1.8%
Banco Bradesco S.A.
1.955% due 01/24/2013		250	250
Banco do Brasil S.A.
0.000% due 10/11/2013		600	590
Dexia Credit Local S.A.
1.700% due 09/06/2013		600	601
Itau Unibanco Holding S.A.
0.000% due 10/31/2013		400	395

			1,836

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 4.3%
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013		$800	$787
British Telecommunications PLC
1.640% due 05/15/2013		600	598
DCP Midstream LLC
0.470% due 01/11/2013		250	250
Entergy Corp.
0.940% due 02/06/2013		300	300
Nisource Finance Corp.
1.270% due 03/01/2013		400	399
Santander S.A.
2.070% due 04/02/2013		300	299
3.100% due 10/01/2013		500	493
Standard Chartered Bank
0.950% due 09/26/2013		250	249
Vodafone Group PLC
0.980% due 09/09/2013		700	696
Volvo Group Treasury North America
0.800% due 04/22/2013		300	300

			4,371

REPURCHASE AGREEMENTS 0.8%
Banc of America Securities LLC
0.230% due 01/02/2013		800	800

(Dated 12/31/2012. Collateralized by U.S. Treasury Bills 0.000% due 12/12/2013 valued at $817. Repurchase proceeds are $800.)

SHORT-TERM NOTES 0.2%
Appalachian Power Co.
0.685% due 08/16/2013		200	200

JAPAN TREASURY BILLS 2.7%
0.099% due 01/15/2013	JPY	240,000	2,770

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 10.7%
PIMCO Short-Term Floating NAV Portfolio		430	4
PIMCO Short-Term Floating NAV Portfolio III		1,100,846	11,003

			11,007

Total Short-Term Instruments (Cost $21,257)			20,984

Total Investments 108.1% (Cost $110,731)			$110,984

Written Options (h) (0.0%) (Premiums $1)			(1)

Other Assets and Liabilities (Net) (8.1%)			(8,282)

Net Assets 100.0%			$102,701

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Perpetual maturity, date shown represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

(c)	Affiliated to the Portfolio.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $1,894 at a weighted average interest rate of 0.327%.
(e)	Securities with an aggregate market value of $803 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
JPS	0.360%	12/14/2012	01/07/2013	$806	$(806)

(f)	Securities with an aggregate market value of $3,010 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions
BRC	0.400%	12/24/2012	01/03/2013	$1,028	$(1,028)
TDM	0.330%	12/24/2012	01/03/2013	1,993	(1,993)

					$(3,021)

(g)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid	Unrealized (Depreciation)
Intesa Sanpaolo SpA	BRC	(3.000%	)	03/20/2014	1.417%	$	100	$(2)	$6	$(8)

Credit Default Swaps on Corporate Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
BP Capital Markets America, Inc.	FBF	1.000%	12/20/2015	0.339%	$	500	$10	$9	$1
BP Capital Markets America, Inc.	GST	5.000%	06/20/2015	0.275%		100	12	(3)	15
Freeport-McMoRan Copper & Gold, Inc.	MYC	1.000%	12/20/2015	0.876%		300	1	2	(1)
Shell International Finance BV	CBK	1.000%	09/20/2015	0.223%		160	3	2	1
Teck Resources Ltd.	BOA	1.000%	12/20/2015	0.869%		300	2	1	1

							$28	$11	$17

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.750%	10/15/2016	GLM	$	33,060	$8	$(37)	$45
Receive	3-Month USD-LIBOR	0.320%	06/19/2013	BRC		198,200	(11)	0	(11)

							$(3)	$(37)	$34

(h)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	03/18/2013	$	300	$0	$(1)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		300	1	0

								$1	$(1)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2011	10	$65,600	$75
Sales	0	325,000	29
Closing Buys	(10)	(390,000)	(103)
Expirations	0	0	0
Exercised	0	0	0

Balance at 12/31/2012	0	$600	$1

(i)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	644	$	665	JPM	$0	$(3)	$(3)
01/2013	CLP	10,534		22	GSC	0	0	0
01/2013	DKK	611		103	DUB	0	(5)	(5)
01/2013	JPY	240,000		3,054	CBK	284	0	284
01/2013	$	21	CLP	10,534	HUS	1	0	1
01/2013		99	DKK	600	HUS	7	0	7
01/2013		24	ZAR	213	JPM	1	0	1
02/2013	CNY	690	$	110	BRC	0	0	0
02/2013		912		145	HUS	0	0	0
02/2013	DKK	34		6	CBK	0	0	0
02/2013		98		17	DUB	0	(1)	(1)
02/2013	$	21	CNY	133	BRC	0	0	0
02/2013		232		1,469	DUB	2	0	2
03/2013	CAD	149	$	152	BRC	2	0	2
03/2013	EUR	225		293	CBK	0	(5)	(5)
03/2013	$	63	CAD	62	CBK	0	(1)	(1)
04/2013	DKK	300	$	52	BPS	0	(1)	(1)
04/2013		5,000		857	BRC	0	(29)	(29)
04/2013		1,750		306	MSC	0	(4)	(4)
04/2013	MXN	31,821		2,435	JPM	0	(6)	(6)
06/2013	$	21	CLP	10,534	GLM	0	0	0

						$297	$(55)	$242

(j)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Bank Loan Obligations	$0	$447	$0	$447
Corporate Bonds & Notes
Banking & Finance	0	27,188	200	27,388
Industrials	0	19,065	0	19,065
Utilities	0	1,454	0	1,454
Municipal Bonds & Notes
Arkansas	0	181	0	181
California	0	679	0	679
Florida	0	393	0	393
New Jersey	0	200	0	200
New York	0	337	0	337
North Carolina	0	251	0	251
Texas	0	502	0	502
U.S. Government Agencies	0	13,154	644	13,798
U.S. Treasury Obligations	0	6,983	0	6,983
Mortgage-Backed Securities	0	5,685	0	5,685
Asset-Backed Securities	0	7,489	636	8,125
Sovereign Issues	0	4,512	0	4,512
Short-Term Instruments
Certificates of Deposit	0	1,246	590	1,836
Commercial Paper	0	4,371	0	4,371
Repurchase Agreements	0	800	0	800

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Short-Term Notes	$0	$200	$0	$200
Japan Treasury Bills	0	2,770	0	2,770
Central Funds Used for Cash Management Purposes	11,007	0	0	11,007
	$11,007	$97,907	$2,070	$110,984

Financial Derivative Instruments - Assets
Credit Contracts	0	18	0	18
Foreign Exchange Contracts	0	297	0	297
Interest Rate Contracts	0	45	0	45
	$0	$360	$0	$360

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(9)	0	(9)
Foreign Exchange Contracts	0	(55)	0	(55)
Interest Rate Contracts	0	(12)	0	(12)
	$0	$(76)	$0	$(76)

Totals	$11,007	$98,191	$2,070	$111,268

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (2)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$200	$0	$0	$0	$0	$0	$0	$200	$0
Industrials	51	0	(50)	0	(1)	0	0	0	0	0
U.S. Government Agencies	766	0	(123)	0	0	1	0	0	644	1
Asset-Backed Securities	256	400	(27)	0	0	7	0	0	636	7
Short-Term Instruments
Certificates of Deposit	0	591	0	0	0	(1)	0	0	590	(1)

Totals	$1,073	$1,191	$(200)	$0	$(1)	$7	$0	$0	$2,070	$7

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$200	Benchmark Pricing	Base Price	100.00
U.S. Government Agencies	644	Third Party Vendor	Broker Quote	100.22-100.50
Asset-Backed Securities	636	Benchmark Pricing	Base Price	99.91-100.30
Short-Term Instruments
Certificates of Deposit	590	Benchmark Pricing	Base Price	98.35

Total	$2,070

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(k)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$297	$0	$297
Unrealized appreciation on OTC swap agreements	0	18	0	0	45	63

	$0	$18	$0	$297	$45	$360

Liabilities:
Written options outstanding	$0	$0	$0	$0	$1	$1
Unrealized depreciation on foreign currency contracts	0	0	0	55	0	55
Unrealized depreciation on OTC swap agreements	0	9	0	0	11	20

	$0	$9	$0	$55	$12	$76

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(14)	$(14)
Net realized gain on futures contracts	0	0	0	0	1	1
Net realized gain on written options	0	0	0	0	52	52
Net realized gain (loss) on swaps	0	39	0	0	(103)	(64)
Net realized gain on foreign currency transactions	0	0	0	248	0	248

	$0	$39	$0	$248	$(64)	$223

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on written options	$0	$0	$0	$0	$(14)	$(14)
Net change in unrealized appreciation on swaps	0	13	0	0	34	47
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	132	0	132

	$0	$13	$0	$132	$20	$165

(1)	See note 6 in the Notes to Financial Statements for additional information.

(l)	Collateral (Received) for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)	Net Exposures (1)
BOA	$2	$0	$2
BPS	(1)	0	(1)
BRC	(40)	0	(40)
CBK	281	(260)	21
DUB	(4)	0	(4)
FBF	10	0	10
GLM	8	0	8
GST	12	0	12
HUS	8	0	8
JPM	(8)	0	(8)
MSC	(4)	0	(4)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the

New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be

ANNUAL REPORT	DECEMBER 31, 2012	19

Notes to Financial Statements (Cont.)

appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments.

Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(d) When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the

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Notes to Financial Statements (Cont.)

Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future

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date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the

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Notes to Financial Statements (Cont.)

Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap

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transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These

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Notes to Financial Statements (Cont.)

Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the

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Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$6,716	$15,351

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (Cont.)

Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$5,047	$34,304	$(39,350)	$3	$0	$4	$3	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$0	$14,804	$(3,800)	$0	$(1)	$11,003	$4	$0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$49,797	$31,573	$61,124	$47,823

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	430	$4,402	271	$2,753
Administrative Class	2,607	26,751	4,386	44,752
Advisor Class	3,546	36,342	2,290	23,313
Issued as reinvestment of distributions
Institutional Class	10	104	10	96
Administrative Class	32	333	36	372
Advisor Class	37	384	23	231
Cost of shares redeemed
Institutional Class	(330)	(3,371)	(206)	(2,087)
Administrative Class	(1,770)	(18,097)	(3,725)	(37,875)
Advisor Class	(1,469)	(15,049)	(914)	(9,303)
Net increase resulting from Portfolio share transactions	3,093	$31,799	2,171	$22,252

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 60% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$916	$—	$258	$(128)	$—	$(46)	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

ANNUAL REPORT	DECEMBER 31, 2012	31

Notes to Financial Statements (Cont.)

December 31, 2012

(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$110,738	$663	$(417)	$246

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$796	$25	$—
12/31/2011	$673	$25	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

32	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	33

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	JPS	JPMorgan Securities, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	MSC	Morgan Stanley & Co., Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	MXN	Mexican Peso
CAD	Canadian Dollar	EUR	Euro	USD (or $)	United States Dollar
CLP	Chilean Peso	JPY	Japanese Yen	ZAR	South African Rand
CNY	Chinese Renminbi

Exchange Abbreviations:
OTC	Over-the-Counter

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	OIS	Overnight Index Swap

34	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	35

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	37

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

38	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT67AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Short-Term Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	33
Glossary	34
Federal Income Tax Information	35
Management of the Trust	36
Privacy Policy	38
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	39

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	43.2%
Short-Term Instruments	18.9%
U.S. Government Agencies	12.4%
Asset-Backed Securities	7.3%
U.S. Treasury Obligations	6.3%
Mortgage-Backed Securities	5.1%
Other	6.8%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	Class Inception (09/30/2009)
PIMCO Short-Term Portfolio Advisor Class	2.67%	1.73%
Citigroup 3-Month Treasury Bill Index±	0.07%	0.09%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.70% for Advisor Class shares.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,010.30	$1,021.62
Expenses Paid During Period†	$3.54	$3.56
Net Annualized Expense Ratio	0.70%	0.70%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

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The PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

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An above benchmark U.S. duration (or sensitivity to changes in market interest rates) was positive for returns as the Portfolio moved to longer key rates than its benchmark to take advantage of a flattening of the yield curve which occurred over the reporting period.

»	Exposure to mortgages benefited performance as the sector outperformed like-duration U.S. Treasuries and was a source of incremental income.

»	Exposure to the corporate sector added to returns as the sector outperformed U.S. Treasuries during the reporting period and was a source of incremental income.

»	An allocation to emerging markets was positive for performance as a source of incremental income.

»	At the end of the reporting period on December 31, 2012, the Portfolio’s Advisor Class 30 Day SEC yield[1] was 0.46%.

1 The 30 Day SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (“SEC”) that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period covered by the Portfolio’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the Portfolio’s expenses.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Short-Term Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2012	12/31/2011	12/31/2010	09/30/2009-12/31/2009

Advisor Class
Net asset value beginning of year or period	$10.12	$10.18	$10.07	$10.14
Net investment income (a)	0.08	0.08	0.09	0.03
Net realized/unrealized gain (loss)	0.19	(0.03)	0.12	0.02
Total income from investment operations	0.27	0.05	0.21	0.05
Dividends from net investment income	(0.08)	(0.09)	(0.08)	(0.03)
Distributions from net realized capital gains	(0.02)	(0.02)	(0.02)	(0.09)
Total distributions	(0.10)	(0.11)	(0.10)	(0.12)
Net asset value end of year or period	$10.29	$10.12	$10.18	$10.07
Total return	2.67%	0.41%	2.01%	0.53%
Net assets end of year or period (000s)	$50,402	$28,147	$14,083	$371
Ratio of expenses to average net assets	0.70%	0.70%	0.70%	0.70%*
Ratio of expenses to average net assets excluding interest expense	0.70%	0.70%	0.70%	0.70%*
Ratio of net investment income to average net assets	0.79%	0.82%	0.84%	1.19%*
Portfolio turnover rate	103%**	225%**	231%**	524%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$99,177
Investments in Affiliates, at value	11,007
Repurchase agreements, at value	800
Cash	83
Foreign currency, at value	105
Receivable for investments sold	4,989
OTC swap premiums paid	20
Unrealized appreciation on foreign currency contracts	297
Unrealized appreciation on OTC swap agreements	63
Receivable for Portfolio shares sold	771
Interest and dividends receivable	492
Dividends receivable from Affiliates	3
117,807

Liabilities:
Payable for investments purchased	$10,719
Payable for investments in Affiliates purchased	3
Payable for reverse repurchase agreements	806
Payable for sale-buyback financing transactions	3,021
Written options outstanding	1
OTC swap premiums received	40
Unrealized depreciation on foreign currency contracts	55
Unrealized depreciation on OTC swap agreements	20
Deposits from counterparty	260
Payable for Portfolio shares redeemed	133
Accrued investment advisory fees	19
Accrued supervisory and administrative fees	15
Accrued distribution fees	10
Accrued servicing fees	4
15,106

Net Assets	$102,701

Net Assets Consist of:
Paid in capital	$101,702
Undistributed net investment income	513
Accumulated undistributed net realized gain	(49)
Net unrealized appreciation	535
$102,701

Net Assets:
Institutional Class	$9,082
Administrative Class	43,217
Advisor Class	50,402

Shares Issued and Outstanding:
Institutional Class	882
Administrative Class	4,199
Advisor Class	4,897

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.29
Administrative Class	10.29
Advisor Class	10.29

Cost of Investments	$98,923
Cost of Investments in Affiliates	$11,008
Cost of Repurchase Agreements	$800
Cost of Foreign Currency Held	$106
Premiums Received on Written Options	$1

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$1,149
Dividends from Affiliate investments	7
Total Income	1,156

Expenses:
Investment advisory fees	193
Supervisory and administrative fees	154
Servicing fees – Administrative Class	46
Distribution and/or servicing fees – Advisor Class	96
Interest expense	3
Total Expenses	492

Net Investment Income	664

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(79)
Net realized gain on Affiliate investments	3
Net realized gain on futures contracts	1
Net realized gain on written options	52
Net realized (loss) on swaps	(64)
Net realized gain on foreign currency transactions	240
Net change in unrealized appreciation on investments	1,101
Net change in unrealized (depreciation) on Affiliate investments	(1)
Net change in unrealized (depreciation) on written options	(14)
Net change in unrealized appreciation on swaps	47
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	132
Net Gain	1,418

Net Increase in Net Assets Resulting from Operations	$2,082

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$664	$566
Net realized gain	150	326
Net realized gain (loss) on Affiliate investments	3	(10)
Net change in unrealized appreciation (depreciation)	1,266	(769)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(1)	0
Net increase resulting from operations	2,082	113

Distributions to Shareholders:
From net investment income
Institutional Class	(87)	(83)
Administrative Class	(273)	(314)
Advisor Class	(295)	(188)
From net realized capital gains
Institutional Class	(17)	(13)
Administrative Class	(60)	(58)
Advisor Class	(90)	(42)

Total Distributions	(822)	(698)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	31,799	22,252

Total Increase in Net Assets	33,059	21,667

Net Assets:
Beginning of year	69,642	47,975
End of year*	$102,701	$69,642

*Including undistributed net investment income of:	$513	$431

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%
Las Vegas Sands LLC
1.760% due 05/23/2014	$446	$447

Total Bank Loan Obligations (Cost $443)		447

CORPORATE BONDS & NOTES 46.7%

BANKING & FINANCE 26.7%
ABN AMRO North American Holding Preferred Capital Repackage Trust
3.407% due 01/31/2013 (b)	400	400
Ally Financial, Inc.
3.125% due 01/15/2016	200	200
7.500% due 12/31/2013	250	265
American Express Credit Corp.
1.411% due 06/12/2015	300	305
American Honda Finance Corp.
0.762% due 05/08/2014	600	603
American International Group, Inc.
3.650% due 01/15/2014	100	103
4.250% due 05/15/2013	1,000	1,013
4.250% due 09/15/2014	200	211
Banco do Brasil S.A.
4.500% due 01/22/2015	200	212
Bank of Montreal
1.300% due 10/31/2014	700	711
Bank of Nova Scotia
1.250% due 11/07/2014	1,000	1,015
Banque PSA Finance S.A.
2.206% due 04/04/2014	200	197
BRFkredit A/S
0.590% due 04/15/2013	200	200
Caisse Centrale Desjardins du Quebec
2.550% due 03/24/2016	500	529
Canadian Imperial Bank of Commerce
2.600% due 07/02/2015	600	631
Citigroup, Inc.
2.310% due 08/13/2013	100	101
6.000% due 12/13/2013	200	210
6.500% due 08/19/2013	200	207
DanFin Funding Ltd.
1.034% due 07/16/2013	300	301
Dexia Credit Local S.A.
0.711% due 03/05/2013	750	749
DNB Boligkreditt A/S
2.100% due 10/14/2016	500	519
Eksportfinans ASA
1.875% due 04/02/2013	300	300
EnCana Holdings Finance Corp.
5.800% due 05/01/2014	200	213
Export-Import Bank of Korea
1.250% due 11/20/2015	500	502
Ford Motor Credit Co. LLC
2.500% due 01/15/2016	200	202
7.000% due 10/01/2013	600	628
General Electric Capital Corp.
1.060% due 08/11/2015	500	502
Goldman Sachs Group, Inc.
1.312% due 11/21/2014	250	251
5.150% due 01/15/2014	500	522
Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015	200	201
HSBC Bank PLC
0.960% due 08/12/2013	300	301
1.625% due 07/07/2014	300	306
Intesa Sanpaolo SpA
2.712% due 02/24/2014	100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase & Co.
0.985% due 10/15/2015		$700	$701
1.875% due 03/20/2015		200	204
LeasePlan Corp. NV
3.000% due 10/23/2017		200	202
Merrill Lynch & Co., Inc.
5.450% due 02/05/2013		250	251
Monumental Global Funding
5.500% due 04/22/2013		600	609
Morgan Stanley
0.651% due 01/09/2014		300	298
1.916% due 01/24/2014		300	302
2.810% due 05/14/2013		100	101
2.875% due 01/24/2014		250	254
Nederlandse Waterschapsbank NV
0.592% due 05/23/2015		400	400
NIBC Bank NV
0.691% due 12/02/2014		750	748
2.800% due 12/02/2014		1,000	1,039
Nordea Bank AB
1.240% due 01/14/2014		400	403
Nordea Eiendomskreditt A/S
1.875% due 04/07/2014		550	560
2.125% due 09/22/2017		200	209
Nykredit Realkredit A/S
2.000% due 04/01/2013	DKK	4,250	756
Piper Jaffray Cos.
4.311% due 05/31/2014		$200	200
Prudential Covered Trust
2.997% due 09/30/2015		285	296
RCI Banque S.A.
2.217% due 04/11/2014		300	300
Realkredit Danmark A/S
2.000% due 04/01/2013	DKK	2,800	497
Santander U.S. Debt S.A.U.
2.485% due 01/18/2013		$100	100
Scotland International Finance BV
4.250% due 05/23/2013		250	252
SLM Corp.
5.000% due 10/01/2013		300	309
6.250% due 01/25/2016		400	437
SSIF Nevada LP
1.040% due 04/14/2014		300	302
Stadshypotek AB
0.861% due 09/30/2013		300	301
1.450% due 09/30/2013		1,350	1,360
Standard Chartered PLC
1.260% due 05/12/2014		250	251
3.200% due 05/12/2016		250	263
5.500% due 11/18/2014		100	108
Svensk Exportkredit AB
0.380% due 07/13/2014		250	249
0.961% due 03/09/2015		500	503
Swedbank Hypotek AB
0.760% due 03/28/2014		600	602
Toronto-Dominion Bank
1.500% due 03/13/2017		300	307
Westpac Banking Corp.
0.591% due 09/10/2014		1,000	1,004

			27,388

INDUSTRIALS 18.6%
AbbVie, Inc.
1.200% due 11/06/2015		300	302
1.750% due 11/06/2017		100	101

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Altria Group, Inc.
4.125% due 09/11/2015	$250	$271
7.750% due 02/06/2014	400	430
Amgen, Inc.
1.875% due 11/15/2014	250	256
2.125% due 05/15/2017	250	259
2.300% due 06/15/2016	250	260
Anglo American Capital PLC
9.375% due 04/08/2014	800	880
Barrick Gold Corp.
1.750% due 05/30/2014	350	355
BAT International Finance PLC
2.125% due 06/07/2017	450	461
Boston Scientific Corp.
4.500% due 01/15/2015	400	425
5.450% due 06/15/2014	300	319
Canadian Natural Resources Ltd.
5.150% due 02/01/2013	400	401
Case New Holland, Inc.
7.750% due 09/01/2013	110	115
Comcast Cable Holdings LLC
7.875% due 08/01/2013	400	417
Corp. Nacional del Cobre de Chile
5.500% due 10/15/2013	125	129
Covidien International Finance S.A.
1.350% due 05/29/2015	250	254
1.875% due 06/15/2013	300	302
Crown Castle Towers LLC
3.214% due 08/15/2035	200	209
CSN Islands Corp.
9.750% due 12/16/2013	100	108
CSX Corp.
5.500% due 08/01/2013	700	720
Deutsche Telekom International Finance BV
4.875% due 07/08/2014	400	423
Dow Chemical Co.
7.600% due 05/15/2014	321	351
Eaton Corp.
0.638% due 06/16/2014	200	200
Encana Corp.
4.750% due 10/15/2013	300	309
Enterprise Products Operating LLC
5.600% due 10/15/2014	200	217
5.900% due 04/15/2013	150	152
ERAC USA Finance LLC
2.250% due 01/10/2014	800	808
Express Scripts Holding Co.
6.250% due 06/15/2014	200	215
Hewlett-Packard Co.
0.592% due 05/24/2013	100	100
1.250% due 09/13/2013	200	200
Hutchison Whampoa International Ltd.
6.500% due 02/13/2013	650	655
ICI Wilmington, Inc.
5.625% due 12/01/2013	250	261
Johnson Controls, Inc.
0.723% due 02/04/2014	350	351
MGM Resorts International
6.750% due 04/01/2013	100	102
13.000% due 11/15/2013	350	389
NBCUniversal Media LLC
2.100% due 04/01/2014	200	204
Nissan Motor Acceptance Corp.
1.950% due 09/12/2017	100	101
Penske Truck Leasing Co. LP
2.500% due 07/11/2014	200	202
2.500% due 03/15/2016	200	201

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Philip Morris International, Inc.
6.875% due 03/17/2014	$500	$539
Phillips 66
1.950% due 03/05/2015	300	306
Potash Corp. of Saskatchewan, Inc.
5.250% due 05/15/2014	100	106
Rockies Express Pipeline LLC
6.250% due 07/15/2013	500	514
Rogers Communications, Inc.
6.250% due 06/15/2013	600	616
SABMiller Holdings, Inc.
1.850% due 01/15/2015	300	306
2.450% due 01/15/2017	400	417
Sanofi
2.625% due 03/29/2016	400	421
Takeda Pharmaceutical Co. Ltd.
1.625% due 03/17/2017	250	254
Telefonica Emisiones S.A.U.
0.643% due 02/04/2013	350	350
Tesco PLC
5.500% due 11/15/2017	100	118
Teva Pharmaceutical Finance Co. BV
2.400% due 11/10/2016	500	521
Verizon Wireless Capital LLC
7.375% due 11/15/2013	200	211
Volkswagen International Finance NV
0.912% due 11/20/2014	600	600
Walgreen Co.
0.810% due 03/13/2014	400	401
Wesfarmers Ltd.
2.983% due 05/18/2016	250	262
WM Wrigley Jr. Co.
3.050% due 06/28/2013	700	708

		19,065

UTILITIES 1.4%
Gazprom OAO Via RBS AG
9.625% due 03/01/2013	450	457
Plains All American Pipeline LP
3.950% due 09/15/2015	440	475
Shell International Finance BV
4.000% due 03/21/2014	500	522

		1,454

Total Corporate Bonds & Notes (Cost $47,540)		47,907

MUNICIPAL BONDS & NOTES 2.5%

ARKANSAS 0.2%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.212% due 11/25/2043	181	181

CALIFORNIA 0.7%
California State General Obligation Bonds, Series 2005
5.000% due 05/01/2016	300	329
Irvine Ranch Water District Joint Powers Agency, California Revenue Notes, Series 2012
2.388% due 03/15/2014	100	100
University of California Revenue Bonds, Series 2011
0.794% due 07/01/2041	250	250

		679

FLORIDA 0.4%
Orlando-Orange County, Florida Expressway Authority Revenue Notes, Series 2013
3.000% due 07/01/2015 (a)	200	211

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/01/2016 (a)	$165	$182

		393

NEW JERSEY 0.2%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.308% due 06/15/2013	100	100
New Jersey Economic Development Authority Revenue Notes, Series 2012
0.710% due 02/01/2015	100	100

		200

NEW YORK 0.3%
New York City, New York General Obligation Notes, Series 2007
5.125% due 10/01/2015	300	337

NORTH CAROLINA 0.2%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
0.870% due 12/01/2033	250	251

TEXAS 0.5%
Permanent University Fund, Texas Revenue Notes, Series 2012
0.579% due 07/01/2014	500	502

Total Municipal Bonds & Notes (Cost $2,537)		2,543

U.S. GOVERNMENT AGENCIES 13.4%
Fannie Mae
0.268% due 12/25/2036	19	18
0.330% due 03/25/2034	16	16
0.360% due 08/25/2034	4	4
0.410% due 10/27/2037	100	100
0.560% due 05/25/2042	11	11
0.625% due 02/22/2016	3,000	3,002
0.750% due 01/30/2015 (e)	3,000	3,013
0.760% due 09/25/2041	481	486
0.790% due 06/25/2041	279	281
0.890% due 12/25/2037	130	131
0.912% due 01/01/2021	194	195
1.360% due 03/01/2044 -07/01/2044	42	44
2.752% due 10/01/2031	2	2
3.000% due 11/14/2018	500	511
Freddie Mac
0.250% due 12/25/2036	48	48
0.439% due 02/15/2019	72	73
0.659% due 09/15/2041	308	312
0.850% due 02/24/2016	250	251
0.909% due 02/15/2038	247	250
1.360% due 10/25/2044 -02/25/2045	282	278
1.535% due 07/25/2044	54	55
3.000% due 07/31/2019 -08/08/2019	1,950	1,981
3.000% due 08/01/2019 (f)	1,000	1,015
5.500% due 08/15/2030	1	1
Ginnie Mae
0.760% due 04/20/2062	395	401
0.910% due 02/20/2062	297	304
1.260% due 02/20/2062	196	204
1.625% due 02/20/2032	10	11
NCUA Guaranteed Notes
0.563% due 12/07/2020	196	196
0.583% due 11/06/2017	237	238
0.773% due 12/08/2020	209	210

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.600% due 10/29/2020		$154	$156

Total U.S. Government Agencies (Cost $13,766)			13,798

U.S. TREASURY OBLIGATIONS 6.8%
U.S. Treasury Notes
0.125% due 12/31/2014		5,000	4,989
0.250% due 12/15/2015 (f)		2,000	1,994

Total U.S. Treasury Obligations (Cost $6,980)			6,983

MORTGAGE-BACKED SECURITIES 5.5%
Adjustable Rate Mortgage Trust
3.001% due 11/25/2035		975	794
Arkle Master Issuer PLC
1.461% due 05/17/2060		100	100
Banc of America Commercial Mortgage Trust
5.726% due 05/10/2045		100	115
Banc of America Large Loan Trust
0.719% due 08/15/2029		4	4
Banc of America Mortgage Trust
3.627% due 07/20/2032		1	1
BCAP LLC Trust
2.881% due 11/26/2035		100	98
Bear Stearns Adjustable Rate Mortgage Trust
3.120% due 01/25/2034		6	6
Bear Stearns Alt-A Trust
3.001% due 09/25/2035		34	27
Citigroup Mortgage Loan Trust, Inc.
2.270% due 09/25/2035		19	19
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049		21	22
Commercial Mortgage Pass-Through Certificates
0.309% due 12/15/2020		14	14
0.389% due 06/15/2022		231	227
2.365% due 02/10/2029		500	526
Countrywide Home Loan Mortgage Pass-Through Trust
0.550% due 06/25/2035		27	23
Credit Suisse First Boston Mortgage Securities Corp.
0.839% due 03/25/2032		5	4
2.465% due 06/25/2033		26	26
European Loan Conduit
0.342% due 05/15/2019	EUR	17	22
First Republic Mortgage Loan Trust
0.509% due 08/15/2032		$20	20
Fosse Master Issuer PLC
1.725% due 10/18/2054		180	182
Greenpoint Mortgage Funding Trust
0.430% due 06/25/2045		40	32
GSR Mortgage Loan Trust
2.660% due 09/25/2035		32	33
Harborview Mortgage Loan Trust
0.370% due 01/19/2038		845	841
0.430% due 05/19/2035		53	41
JPMorgan Chase Commercial Mortgage Securities Corp.
5.289% due 05/15/2045		5	5
5.440% due 06/12/2047		500	577
Mellon Residential Funding Corp.
0.649% due 12/15/2030		8	8
Merrill Lynch Floating Trust
0.751% due 07/09/2021		441	436
Merrill Lynch Mortgage Investors Trust
1.214% due 10/25/2035		19	19
RBSSP Resecuritization Trust
0.710% due 10/26/2036		237	220

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.640% due 12/26/2036		$391	$394
Structured Asset Mortgage Investments, Inc.
0.440% due 05/25/2045		62	45
0.460% due 07/19/2035		9	8
0.870% due 09/19/2032		6	6
UBS Commercial Mortgage Trust
0.784% due 07/15/2024		228	221
Wachovia Bank Commercial Mortgage Trust
5.262% due 07/15/2041		472	492
WaMu Mortgage Pass-Through Certificates
1.160% due 02/25/2046		28	26
1.166% due 08/25/2046		41	33
1.365% due 11/25/2042		15	15
1.565% due 06/25/2042		3	3

Total Mortgage-Backed Securities (Cost $5,658)			5,685

ASSET-BACKED SECURITIES 7.9%
ARES CLO Ltd.
0.942% due 11/25/2020		200	198
Avenue CLO Fund Ltd.
0.660% due 02/15/2017		71	71
Bear Stearns Asset-Backed Securities Trust
0.290% due 10/25/2036		4	4
0.870% due 10/25/2032		1	1
BlueMountain CLO Ltd.
0.548% due 11/15/2017		720	716
Carrington Mortgage Loan Trust
0.310% due 06/25/2037		24	23
Citibank Omni Master Trust
2.959% due 08/15/2018		1,200	1,249
4.900% due 11/15/2018		300	324
Countrywide Asset-Backed Certificates
0.690% due 12/25/2031		2	1
0.950% due 05/25/2032		1	1
Credit Suisse First Boston Mortgage Securities Corp.
0.950% due 08/25/2032		3	2
Educational Services of America, Inc.
0.941% due 04/25/2039		300	300
Ford Auto Securitization Trust
1.748% due 04/15/2014	CAD	84	85
Fore CLO Ltd.
0.564% due 07/20/2019		$250	242
Franklin CLO Ltd.
0.568% due 06/15/2018		82	80
Gracechurch Card Funding PLC
0.909% due 02/15/2017		500	504
Hyundai Auto Receivables Trust
0.550% due 06/16/2014		532	532
Irwin Home Equity Corp.
0.750% due 07/25/2032		1	1
Lafayette CLO Ltd.
1.751% due 09/06/2022		373	372
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	200	264
MASTR Asset-Backed Securities Trust
0.260% due 11/25/2036		$3	1
Nelnet Student Loan Trust
1.015% due 07/25/2018		100	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Century Home Equity Loan Trust
0.470% due 06/25/2035		$21	$20
Nissan Auto Lease Trust
0.369% due 07/15/2014		553	554
Nissan Auto Receivables Owner Trust
0.540% due 10/15/2014		563	563
Northstar Education Finance, Inc.
0.910% due 12/26/2031		196	197
Panhandle-Plains Higher Education Authority, Inc.
0.808% due 10/01/2018		203	203
Renaissance Home Equity Loan Trust
0.570% due 11/25/2034		7	6
0.650% due 08/25/2033		9	8
0.710% due 12/25/2033		35	33
SLM Student Loan Trust
0.508% due 12/17/2018		173	173
0.815% due 10/25/2017		265	266
1.815% due 04/25/2023		128	133
3.500% due 08/17/2043		145	140
Stanfield Bristol CLO Ltd.
0.570% due 10/15/2019		368	363
Structured Asset Securities Corp.
0.790% due 01/25/2033		3	2
Trimaran CLO Delaware Corp.
0.563% due 11/01/2018		400	392

Total Asset-Backed Securities (Cost $8,139)			8,125

SOVEREIGN ISSUES 4.4%
Bank of England Euro Note
1.375% due 03/07/2014		400	405
Emirate of Abu Dhabi Government International Bond
5.500% due 04/08/2014		300	320
Instituto de Credito Oficial
2.375% due 03/04/2013		200	200
Kommunalbanken A/S
0.690% due 03/27/2017		400	403
2.750% due 05/05/2015		300	315
Mexico Government International Bond
6.250% due 06/16/2016	MXN	29,830	2,406
Qatar Government International Bond
5.150% due 04/09/2014		$250	263
Spain Government International Bond
3.625% due 06/17/2013		200	200

Total Sovereign Issues (Cost $4,411)			4,512

SHORT-TERM INSTRUMENTS 20.5%

CERTIFICATES OF DEPOSIT 1.8%
Banco Bradesco S.A.
1.955% due 01/24/2013		250	250
Banco do Brasil S.A.
0.000% due 10/11/2013		600	590
Dexia Credit Local S.A.
1.700% due 09/06/2013		600	601
Itau Unibanco Holding S.A.
0.000% due 10/31/2013		400	395

			1,836

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 4.3%
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013		$800	$787
British Telecommunications PLC
1.640% due 05/15/2013		600	598
DCP Midstream LLC
0.470% due 01/11/2013		250	250
Entergy Corp.
0.940% due 02/06/2013		300	300
Nisource Finance Corp.
1.270% due 03/01/2013		400	399
Santander S.A.
2.070% due 04/02/2013		300	299
3.100% due 10/01/2013		500	493
Standard Chartered Bank
0.950% due 09/26/2013		250	249
Vodafone Group PLC
0.980% due 09/09/2013		700	696
Volvo Group Treasury North America
0.800% due 04/22/2013		300	300

			4,371

REPURCHASE AGREEMENTS 0.8%
Banc of America Securities LLC
0.230% due 01/02/2013		800	800

(Dated 12/31/2012. Collateralized by U.S. Treasury Bills 0.000% due 12/12/2013 valued at $817. Repurchase proceeds are $800.)

SHORT-TERM NOTES 0.2%
Appalachian Power Co.
0.685% due 08/16/2013		200	200

JAPAN TREASURY BILLS 2.7%
0.099% due 01/15/2013	JPY	240,000	2,770

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 10.7%
PIMCO Short-Term Floating NAV Portfolio		430	4
PIMCO Short-Term Floating NAV Portfolio III		1,100,846	11,003

			11,007

Total Short-Term Instruments (Cost $21,257)			20,984

Total Investments 108.1% (Cost $110,731)			$110,984

Written Options (h) (0.0%) (Premiums $1)			(1)

Other Assets and Liabilities (Net) (8.1%)			(8,282)

Net Assets 100.0%			$102,701

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Perpetual maturity, date shown represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

(c)	Affiliated to the Portfolio.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $1,894 at a weighted average interest rate of 0.327%.
(e)	Securities with an aggregate market value of $803 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
JPS	0.360%	12/14/2012	01/07/2013	$806	$(806)

(f)	Securities with an aggregate market value of $3,010 have been delivered as collateral for the following sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions
BRC	0.400%	12/24/2012	01/03/2013	$1,028	$(1,028)
TDM	0.330%	12/24/2012	01/03/2013	1,993	(1,993)

					$(3,021)

(g)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid	Unrealized (Depreciation)
Intesa Sanpaolo SpA	BRC	(3.000%	)	03/20/2014	1.417%	$	100	$(2)	$6	$(8)

Credit Default Swaps on Corporate Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
BP Capital Markets America, Inc.	FBF	1.000%	12/20/2015	0.339%	$	500	$10	$9	$1
BP Capital Markets America, Inc.	GST	5.000%	06/20/2015	0.275%		100	12	(3)	15
Freeport-McMoRan Copper & Gold, Inc.	MYC	1.000%	12/20/2015	0.876%		300	1	2	(1)
Shell International Finance BV	CBK	1.000%	09/20/2015	0.223%		160	3	2	1
Teck Resources Ltd.	BOA	1.000%	12/20/2015	0.869%		300	2	1	1

							$28	$11	$17

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.750%	10/15/2016	GLM	$	33,060	$8	$(37)	$45
Receive	3-Month USD-LIBOR	0.320%	06/19/2013	BRC		198,200	(11)	0	(11)

							$(3)	$(37)	$34

(h)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	03/18/2013	$	300	$0	$(1)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		300	1	0

								$1	$(1)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2011	10	$65,600	$75
Sales	0	325,000	29
Closing Buys	(10)	(390,000)	(103)
Expirations	0	0	0
Exercised	0	0	0

Balance at 12/31/2012	0	$600	$1

(i)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	644	$	665	JPM	$0	$(3)	$(3)
01/2013	CLP	10,534		22	GSC	0	0	0
01/2013	DKK	611		103	DUB	0	(5)	(5)
01/2013	JPY	240,000		3,054	CBK	284	0	284
01/2013	$	21	CLP	10,534	HUS	1	0	1
01/2013		99	DKK	600	HUS	7	0	7
01/2013		24	ZAR	213	JPM	1	0	1
02/2013	CNY	690	$	110	BRC	0	0	0
02/2013		912		145	HUS	0	0	0
02/2013	DKK	34		6	CBK	0	0	0
02/2013		98		17	DUB	0	(1)	(1)
02/2013	$	21	CNY	133	BRC	0	0	0
02/2013		232		1,469	DUB	2	0	2
03/2013	CAD	149	$	152	BRC	2	0	2
03/2013	EUR	225		293	CBK	0	(5)	(5)
03/2013	$	63	CAD	62	CBK	0	(1)	(1)
04/2013	DKK	300	$	52	BPS	0	(1)	(1)
04/2013		5,000		857	BRC	0	(29)	(29)
04/2013		1,750		306	MSC	0	(4)	(4)
04/2013	MXN	31,821		2,435	JPM	0	(6)	(6)
06/2013	$	21	CLP	10,534	GLM	0	0	0

						$297	$(55)	$242

(j)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Bank Loan Obligations	$0	$447	$0	$447
Corporate Bonds & Notes
Banking & Finance	0	27,188	200	27,388
Industrials	0	19,065	0	19,065
Utilities	0	1,454	0	1,454
Municipal Bonds & Notes
Arkansas	0	181	0	181
California	0	679	0	679
Florida	0	393	0	393
New Jersey	0	200	0	200
New York	0	337	0	337
North Carolina	0	251	0	251
Texas	0	502	0	502
U.S. Government Agencies	0	13,154	644	13,798
U.S. Treasury Obligations	0	6,983	0	6,983
Mortgage-Backed Securities	0	5,685	0	5,685
Asset-Backed Securities	0	7,489	636	8,125
Sovereign Issues	0	4,512	0	4,512
Short-Term Instruments
Certificates of Deposit	0	1,246	590	1,836
Commercial Paper	0	4,371	0	4,371
Repurchase Agreements	0	800	0	800

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Short-Term Notes	$0	$200	$0	$200
Japan Treasury Bills	0	2,770	0	2,770
Central Funds Used for Cash Management Purposes	11,007	0	0	11,007
	$11,007	$97,907	$2,070	$110,984

Financial Derivative Instruments - Assets
Credit Contracts	0	18	0	18
Foreign Exchange Contracts	0	297	0	297
Interest Rate Contracts	0	45	0	45
	$0	$360	$0	$360

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(9)	0	(9)
Foreign Exchange Contracts	0	(55)	0	(55)
Interest Rate Contracts	0	(12)	0	(12)
	$0	$(76)	$0	$(76)

Totals	$11,007	$98,191	$2,070	$111,268

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (2)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$200	$0	$0	$0	$0	$0	$0	$200	$0
Industrials	51	0	(50)	0	(1)	0	0	0	0	0
U.S. Government Agencies	766	0	(123)	0	0	1	0	0	644	1
Asset-Backed Securities	256	400	(27)	0	0	7	0	0	636	7
Short-Term Instruments
Certificates of Deposit	0	591	0	0	0	(1)	0	0	590	(1)

Totals	$1,073	$1,191	$(200)	$0	$(1)	$7	$0	$0	$2,070	$7

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$200	Benchmark Pricing	Base Price	100.00
U.S. Government Agencies	644	Third Party Vendor	Broker Quote	100.22-100.50
Asset-Backed Securities	636	Benchmark Pricing	Base Price	99.91-100.30
Short-Term Instruments
Certificates of Deposit	590	Benchmark Pricing	Base Price	98.35

Total	$2,070

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(k)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$297	$0	$297
Unrealized appreciation on OTC swap agreements	0	18	0	0	45	63

	$0	$18	$0	$297	$45	$360

Liabilities:
Written options outstanding	$0	$0	$0	$0	$1	$1
Unrealized depreciation on foreign currency contracts	0	0	0	55	0	55
Unrealized depreciation on OTC swap agreements	0	9	0	0	11	20

	$0	$9	$0	$55	$12	$76

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(14)	$(14)
Net realized gain on futures contracts	0	0	0	0	1	1
Net realized gain on written options	0	0	0	0	52	52
Net realized gain (loss) on swaps	0	39	0	0	(103)	(64)
Net realized gain on foreign currency transactions	0	0	0	248	0	248

	$0	$39	$0	$248	$(64)	$223

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on written options	$0	$0	$0	$0	$(14)	$(14)
Net change in unrealized appreciation on swaps	0	13	0	0	34	47
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	132	0	132

	$0	$13	$0	$132	$20	$165

(1)	See note 6 in the Notes to Financial Statements for additional information.

(l)	Collateral (Received) for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)	Net Exposures (1)
BOA	$2	$0	$2
BPS	(1)	0	(1)
BRC	(40)	0	(40)
CBK	281	(260)	21
DUB	(4)	0	(4)
FBF	10	0	10
GLM	8	0	8
GST	12	0	12
HUS	8	0	8
JPM	(8)	0	(8)
MSC	(4)	0	(4)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the

New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be

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Notes to Financial Statements (Cont.)

appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

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Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments.

Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable

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Notes to Financial Statements (Cont.)

in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects

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of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(d) When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the

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Notes to Financial Statements (Cont.)

Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future

24	PIMCO VARIABLE INSURANCE TRUST

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date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the

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Notes to Financial Statements (Cont.)

Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$6,716	$15,351

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (Cont.)

Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$5,047	$34,304	$(39,350)	$3	$0	$4	$3	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$0	$14,804	$(3,800)	$0	$(1)	$11,003	$4	$0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$49,797	$31,573	$61,124	$47,823

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	430	$4,402	271	$2,753
Administrative Class	2,607	26,751	4,386	44,752
Advisor Class	3,546	36,342	2,290	23,313
Issued as reinvestment of distributions
Institutional Class	10	104	10	96
Administrative Class	32	333	36	372
Advisor Class	37	384	23	231
Cost of shares redeemed
Institutional Class	(330)	(3,371)	(206)	(2,087)
Administrative Class	(1,770)	(18,097)	(3,725)	(37,875)
Advisor Class	(1,469)	(15,049)	(914)	(9,303)
Net increase resulting from Portfolio share transactions	3,093	$31,799	2,171	$22,252

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 60% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$916	$—	$258	$(128)	$—	$(46)	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

ANNUAL REPORT	DECEMBER 31, 2012	31

Notes to Financial Statements (Cont.)

December 31, 2012

(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$110,738	$663	$(417)	$246

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$796	$25	$—
12/31/2011	$673	$25	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

32	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	33

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	JPS	JPMorgan Securities, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	MSC	Morgan Stanley & Co., Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	MXN	Mexican Peso
CAD	Canadian Dollar	EUR	Euro	USD (or $)	United States Dollar
CLP	Chilean Peso	JPY	Japanese Yen	ZAR	South African Rand
CNY	Chinese Renminbi

Exchange Abbreviations:
OTC	Over-the-Counter

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	OIS	Overnight Index Swap

34	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	35

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	37

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

38	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT65AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Total Return Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	42
Glossary	43
Federal Income Tax Information	44
Management of the Trust	45
Privacy Policy	47
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	48

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, short sale risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	35.3%
U.S. Treasury Obligations	22.1%
Corporate Bonds & Notes	18.5%
Sovereign Issues	8.4%
Short-Term Instruments	5.8%
Other	9.9%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	10 Years	Class Inception (12/31/1997)
PIMCO Total Return Portfolio Administrative Class	9.59%	7.96%	6.46%	6.65%
Barclays U.S. Aggregate Index±	4.21%	5.95%	5.18%	5.96%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.65% for Administrative Class shares.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,041.30	$1,021.87
Expenses Paid During Period†	$3.34	$3.30
Net Annualized Expense Ratio	0.65%	0.65%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	A focus on the intermediate portion of the U.S. yield curve benefited performance as intermediate yields fell during the reporting period.

»	An overweight to Agency mortgage-backed securities (“MBS”) added to returns as the sector outperformed like-duration U.S. Treasuries during the reporting period.

»

Within the investment grade corporate sector, a focus on bonds of financial companies added to returns as financials outperformed the overall investment grade corporate market during the reporting period.

»	An allocation to high yield corporate bonds added to performance as this sector outperformed like-duration U.S. Treasuries during the reporting period.

»	Duration exposure (or sensitivity to changes in market interest rates) to short-dated Italian debt later in the reporting period added to performance as Italian interest rates fell during this period.

»	Holdings of Build America Bonds contributed to performance as these securities outperformed like-duration U.S. Treasuries during the reporting period.

»	An overweight to emerging market external debt added to returns as the sector outperformed like-duration U.S. Treasuries during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Administrative Class
Net asset value beginning of year	$11.02	$11.08	$10.82	$10.31	$10.49
Net investment income (a)	0.24	0.26	0.24	0.49	0.46
Net realized/unrealized gain	0.81	0.13	0.63	0.93	0.03
Total income from investment operations	1.05	0.39	0.87	1.42	0.49
Dividends from net investment income	(0.30)	(0.29)	(0.27)	(0.57)	(0.47)
Distributions from net realized capital gains	(0.22)	(0.16)	(0.34)	(0.34)	(0.20)
Total distributions	(0.52)	(0.45)	(0.61)	(0.91)	(0.67)
Net asset value end of year	$11.55	$11.02	$11.08	$10.82	$10.31
Total return	9.59%	3.61%	8.10%	14.04%	4.79%
Net assets end of year (000s)	$8,733,829	$7,759,038	$7,260,958	$5,566,064	$4,057,408
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.74%	0.88%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	2.13%	2.32%	2.09%	4.52%	4.38%
Portfolio turnover rate	495%*	424%*	484%*	381%	355%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$12,973,063
Investments in Affiliates, at value	140,231
Repurchase agreements, at value	235,598
Cash	2,962
Deposits with counterparty	11
Foreign currency, at value	7,305
Receivable for investments sold	1,029,544
OTC swap premiums paid	16,760
Variation margin receivable on financial derivative instruments	6,155
Unrealized appreciation on foreign currency contracts	9,851
Unrealized appreciation on OTC swap agreements	19,684
Receivable for Portfolio shares sold	31,903
Interest and dividends receivable	63,101
Dividends receivable from Affiliates	90
14,536,258

Liabilities:
Payable for investments purchased	$3,146,450
Payable for investments in Affiliates purchased	89
Payable for reverse repurchase agreements	223,773
Payable for short sales	18,570
Written options outstanding	908
OTC swap premiums received	14,873
Variation margin payable on financial derivative instruments	610
Unrealized depreciation on foreign currency contracts	30,606
Unrealized depreciation on OTC swap agreements	5,990
Deposits from counterparty	28,322
Payable for Portfolio shares redeemed	8,725
Accrued investment advisory fees	2,243
Accrued supervisory and administrative fees	2,243
Accrued distribution fees	370
Accrued servicing fees	1,066
3,484,838

Net Assets	$11,051,420

Net Assets Consist of:
Paid in capital	$10,325,319
Undistributed net investment income	206,239
Accumulated undistributed net realized gain	77,641
Net unrealized appreciation	442,221
$11,051,420

Net Assets:
Institutional Class	$482,907
Administrative Class	8,733,829
Advisor Class	1,834,684

Shares Issued and Outstanding:
Institutional Class	41,824
Administrative Class	756,424
Advisor Class	158,900

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.55
Administrative Class	11.55
Advisor Class	11.55

Cost of Investments	$12,529,752
Cost of Investments in Affiliates	$140,220
Cost of Repurchase Agreements	$235,598
Cost of Foreign Currency Held	$7,288
Proceeds Received on Short Sales	$18,662
Premiums Received on Written Options	$7,623

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$278,910
Dividends	2,701
Dividends from Affiliate investments	2,383
Miscellaneous income	2
Total Income	283,996

Expenses:
Investment advisory fees	25,485
Supervisory and administrative fees	25,485
Servicing fees – Administrative Class	12,816
Distribution and/or servicing fees – Advisor Class	3,621
Trustees’ fees	57
Interest expense	97
Miscellaneous expense	1
Total Expenses	67,562

Net Investment Income	216,434

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	276,107
Net realized gain on Affiliate investments	59
Net realized gain on futures contracts	51,820
Net realized gain on written options	37,958
Net realized gain on swaps	53,016
Net realized gain on foreign currency transactions	2,005
Net change in unrealized appreciation on investments	334,333
Net change in unrealized (depreciation) on Affiliate investments	(27)
Net change in unrealized (depreciation) on futures contracts	(20,196)
Net change in unrealized (depreciation) on written options	(17,236)
Net change in unrealized appreciation on swaps	29,246
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(43,979)
Net Gain	703,106

Net Increase in Net Assets Resulting from Operations	$919,540

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$216,434	$198,015
Net realized gain	420,906	91,973
Net realized gain (loss) on Affiliate investments	59	(664)
Net change in unrealized appreciation	282,168	10,799
Net change in unrealized appreciation (depreciation) on Affiliate investments	(27)	361
Net increase resulting from operations	919,540	300,484

Distributions to Shareholders:
From net investment income
Institutional Class	(9,004)	(6,737)
Administrative Class	(216,458)	(196,944)
Advisor Class	(36,482)	(20,996)
From net realized capital gains
Institutional Class	(8,692)	(3,411)
Administrative Class	(163,223)	(110,292)
Advisor Class	(33,880)	(15,180)

Total Distributions	(467,739)	(353,560)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	1,513,713	1,052,627

Total Increase in Net Assets	1,965,514	999,551

Net Assets:
Beginning of year	9,085,906	8,086,355
End of year*	$11,051,420	$9,085,906

*Including undistributed net investment income of:	$206,239	$144,786

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.2%
Biomet, Inc.
3.210% - 3.212% due 03/25/2015		$253	$254
Gresham Capital CLO BV
1.000% due 03/23/2026	GBP	2,877	4,507
HCA, Inc.
3.561% due 03/31/2017		$4,400	4,418
Springleaf Financial Funding Co.
5.500% due 05/10/2017		15,700	15,636

Total Bank Loan Obligations (Cost $24,543)			24,815

CORPORATE BONDS & NOTES 22.3%

BANKING & FINANCE 17.5%
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		5,800	5,897
Ally Financial, Inc.
3.510% due 02/11/2014		6,100	6,232
3.709% due 06/20/2014		500	514
4.500% due 02/11/2014		500	516
4.625% due 06/26/2015		6,200	6,467
5.500% due 02/15/2017		12,200	13,107
6.750% due 12/01/2014		200	217
7.500% due 09/15/2020		900	1,090
8.300% due 02/12/2015		11,100	12,390
American Express Bank FSB
6.000% due 09/13/2017		3,600	4,348
American Express Centurion Bank
6.000% due 09/13/2017		3,900	4,718
American Express Co.
7.000% due 03/19/2018		33,500	42,357
American Express Credit Corp.
5.875% due 05/02/2013		700	713
American General Institutional Capital
7.570% due 12/01/2045		10,000	11,900
8.125% due 03/15/2046		3,200	4,024
American International Group, Inc.
0.382% due 07/19/2013	EUR	100	132
4.900% due 06/02/2014	CAD	6,000	6,251
5.050% due 10/01/2015		$12,500	13,804
5.450% due 05/18/2017		1,100	1,265
5.600% due 10/18/2016		6,100	6,970
5.850% due 01/16/2018		29,400	34,822
6.250% due 03/15/2087		2,100	2,252
8.000% due 05/22/2068	EUR	12,900	19,738
8.175% due 05/15/2068		$3,000	3,922
8.250% due 08/15/2018		18,450	24,289
ANZ New Zealand International Ltd.
6.200% due 07/19/2013		12,600	12,934
Australia & New Zealand Banking Group Ltd.
1.162% due 05/08/2013		16,400	16,414
2.125% due 01/10/2014		1,400	1,420
Banco do Brasil S.A.
3.058% due 07/02/2014		7,600	7,678
5.875% due 01/19/2023		1,200	1,323
Banco Santander Brasil S.A.
2.408% due 03/18/2014		1,000	997
4.250% due 01/14/2016		1,800	1,876
4.500% due 04/06/2015		13,100	13,624
Bank of America Corp.
0.640% due 08/15/2016		2,800	2,613
1.733% due 01/30/2014		30,400	30,662
6.500% due 08/01/2016		32,700	37,781
Bank of America N.A.
6.000% due 10/15/2036		2,100	2,575

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		$2,100	$2,371
Bank of Montreal
2.850% due 06/09/2015		7,200	7,609
Bank of Nova Scotia
1.650% due 10/29/2015		5,200	5,355
1.950% due 01/30/2017		500	521
Banque PSA Finance S.A.
2.206% due 04/04/2014		12,100	11,953
Barclays Bank PLC
10.179% due 06/12/2021		2,080	2,843
BBVA Bancomer S.A.
4.500% due 03/10/2016		3,200	3,416
6.500% due 03/10/2021		6,400	7,136
7.250% due 04/22/2020		6,400	7,168
BBVA U.S. Senior S.A.U.
2.435% due 05/16/2014		39,700	39,375
Bear Stearns Cos. LLC
6.400% due 10/02/2017		27,900	33,532
7.250% due 02/01/2018		14,500	18,183
BNP Paribas S.A.
0.751% due 04/08/2013		7,100	7,102
1.250% due 01/10/2014		21,100	21,169
5.186% due 06/29/2015 (c)		15,600	15,132
BPCE S.A.
2.375% due 10/04/2013		2,100	2,122
CIT Group, Inc.
5.250% due 04/01/2014		2,200	2,288
Citigroup, Inc.
0.581% due 06/09/2016		13,100	12,389
1.160% due 02/15/2013		13,600	13,602
1.790% due 01/13/2014		27,700	27,962
2.310% due 08/13/2013		5,900	5,958
4.875% due 05/07/2015		6,100	6,488
5.365% due 03/06/2036 (m)	CAD	4,700	4,584
5.500% due 04/11/2013		$21,700	21,925
5.500% due 10/15/2014		5,400	5,796
5.850% due 07/02/2013		1,400	1,436
Credit Agricole Home Loan SFH
1.069% due 07/21/2014		31,000	31,064
Credit Agricole S.A.
1.769% due 01/21/2014		26,400	26,627
8.375% due 10/13/2019 (c)		2,700	2,875
Credit Suisse
2.200% due 01/14/2014		4,800	4,874
Dexia Credit Local S.A.
0.711% due 03/05/2013		48,000	47,932
0.793% due 04/29/2014		21,700	21,424
2.750% due 04/29/2014		17,400	17,762
DNB Bank ASA
3.200% due 04/03/2017		6,500	6,928
Dragon LLC
1.972% due 03/12/2024		962	986
Export-Import Bank of India
2.461% due 03/30/2016		5,000	4,985
Export-Import Bank of Korea
4.000% due 01/29/2021		5,100	5,504
4.125% due 09/09/2015		12,000	12,967
5.125% due 06/29/2020		3,600	4,151
5.875% due 01/14/2015		29,900	32,807
8.125% due 01/21/2014		5,000	5,378
FCE Bank PLC
7.125% due 01/15/2013	EUR	1,900	2,514
Fifth Third Bancorp
0.729% due 12/20/2016		$3,000	2,890
Ford Motor Credit Co. LLC
5.875% due 08/02/2021		1,500	1,748
7.000% due 10/01/2013		22,315	23,377

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 04/15/2015		$7,500	$8,382
8.000% due 06/01/2014		300	327
8.000% due 12/15/2016		500	605
8.700% due 10/01/2014		3,600	4,050
General Electric Capital Corp.
5.500% due 09/15/2067	EUR	24,100	31,792
6.375% due 11/15/2067		$13,700	14,488
6.875% due 01/10/2039		53,600	72,920
7.125% due 06/15/2022 (c)		1,100	1,248
Goldman Sachs Group, Inc.
0.549% due 01/30/2017	EUR	4,000	5,018
5.250% due 07/27/2021		$8,800	10,040
5.375% due 03/15/2020		5,500	6,307
5.950% due 01/18/2018		17,300	20,147
6.250% due 09/01/2017		5,900	6,965
GSPA Monetization Trust
6.422% due 10/09/2029		16,303	17,115
HBOS PLC
1.011% due 09/06/2017		7,700	6,663
HSBC Bank PLC
2.000% due 01/19/2014		2,900	2,931
HSBC Finance Corp.
0.468% due 04/05/2013	EUR	4,300	5,678
HSBC Holdings PLC
6.500% due 09/15/2037		$2,900	3,623
7.625% due 05/17/2032		1,700	2,207
HSBC USA, Inc.
1.625% due 01/16/2018		19,700	19,734
ING Bank NV
1.711% due 06/09/2014		7,200	7,270
2.000% due 10/18/2013		2,700	2,712
2.650% due 01/14/2013		1,300	1,301
International Lease Finance Corp.
5.250% due 01/10/2013		2,680	2,685
5.750% due 05/15/2016		1,900	2,012
5.875% due 05/01/2013		1,000	1,017
6.375% due 03/25/2013		2,580	2,617
6.750% due 09/01/2016		4,500	5,074
Intesa Sanpaolo SpA
2.712% due 02/24/2014		11,600	11,590
IPIC GMTN Ltd.
5.000% due 11/15/2020		4,700	5,367
JPMorgan Chase & Co.
0.434% due 09/26/2013	EUR	900	1,189
1.058% due 05/02/2014		$75,100	75,640
4.400% due 07/22/2020		1,200	1,356
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		11,000	13,032
Korea Development Bank
8.000% due 01/23/2014		3,000	3,222
Korea Exchange Bank
3.125% due 06/26/2017		5,200	5,424
Korea Finance Corp.
3.250% due 09/20/2016		2,400	2,530
LBG Capital PLC
6.439% due 05/23/2020	EUR	2,000	2,629
7.588% due 05/12/2020	GBP	100	171
7.869% due 08/25/2020		200	347
7.875% due 11/01/2020		$2,800	3,040
8.000% due 06/15/2020 (c)		6,000	6,255
8.500% due 12/17/2021 (c)		1,100	1,147
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (c)		32,700	37,887
Macquarie Group Ltd.
7.300% due 08/01/2014		22,075	23,822
Merrill Lynch & Co., Inc.
0.456% due 01/31/2014	EUR	1,300	1,705
6.150% due 04/25/2013		$8,200	8,332
6.875% due 04/25/2018		17,500	21,112

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
0.820% due 10/15/2015		$700	$679
1.293% due 04/29/2013		7,700	7,718
2.810% due 05/14/2013		21,800	21,951
5.950% due 12/28/2017		10,600	12,012
6.000% due 04/28/2015		38,480	41,933
7.300% due 05/13/2019		1,200	1,459
National Australia Bank Ltd.
1.067% due 04/11/2014		30,500	30,699
5.350% due 06/12/2013		6,100	6,238
National Bank of Canada
2.200% due 10/19/2016		2,500	2,633
Nationwide Building Society
6.250% due 02/25/2020		9,300	10,991
Nordea Bank AB
2.125% due 01/14/2014		2,300	2,323
4.875% due 01/27/2020		15,300	17,643
Nordea Eiendomskreditt A/S
0.771% due 04/07/2015		20,100	20,093
Pacific LifeCorp
6.000% due 02/10/2020		2,200	2,457
Principal Life Income Funding Trusts
5.300% due 04/24/2013		5,200	5,275
Qatari Diar Finance QSC
5.000% due 07/21/2020		5,800	6,800
QNB Finance Ltd.
3.125% due 11/16/2015		3,000	3,101
Rabobank Group
6.875% due 03/19/2020	EUR	21,900	32,283
11.000% due 06/30/2019 (c)		$975	1,327
RCI Banque S.A.
2.217% due 04/11/2014		41,600	41,597
Resona Bank Ltd.
5.850% due 04/15/2016 (c)		1,400	1,508
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (c)		21,900	20,914
Royal Bank of Scotland PLC
1.051% due 09/29/2015		200	188
1.120% due 10/14/2016		300	275
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		2,400	2,630
5.499% due 07/07/2015		13,100	14,227
SLM Corp.
0.513% due 06/17/2013	EUR	200	262
0.615% due 01/27/2014		$1,650	1,635
5.000% due 10/01/2013		3,200	3,292
5.000% due 04/15/2015		5,000	5,295
6.250% due 01/25/2016		1,900	2,076
8.000% due 03/25/2020		12,600	14,458
8.450% due 06/15/2018		5,000	5,875
Societe Generale S.A.
1.397% due 04/11/2014		2,700	2,705
Springleaf Finance Corp.
3.250% due 01/16/2013	EUR	2,000	2,652
4.125% due 11/29/2013		10,000	13,147
SSIF Nevada LP
1.040% due 04/14/2014		$68,400	68,805
State Bank of India
4.500% due 07/27/2015		6,000	6,297
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		7,917	8,260
Stone Street Trust
5.902% due 12/15/2015		9,500	10,406
Temasek Financial Ltd.
4.300% due 10/25/2019		4,600	5,300
Turkiye Garanti Bankasi A/S
2.819% due 04/20/2016		3,100	3,092

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS AG
1.313% due 01/28/2014	$2,400	$2,415
5.750% due 04/25/2018	3,600	4,277
5.875% due 12/20/2017	4,700	5,598
UFJ Finance Aruba AEC
6.750% due 07/15/2013	300	310
USB Capital
3.500% due 01/31/2013 (c)	9,200	8,328
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017	200	220
5.450% due 11/22/2017	2,600	2,899
Wachovia Corp.
5.500% due 05/01/2013	8,300	8,439
Wells Fargo Capital
5.950% due 12/01/2086	25,100	25,853
Westpac Banking Corp.
1.041% due 03/31/2014	21,900	22,045
3.585% due 08/14/2014	4,900	5,139

		1,940,799

INDUSTRIALS 2.9%
Altria Group, Inc.
7.750% due 02/06/2014	8,680	9,332
9.700% due 11/10/2018	2,162	3,029
Amgen, Inc.
1.875% due 11/15/2014	2,000	2,046
3.625% due 05/15/2022	1,800	1,936
6.150% due 06/01/2018	1,200	1,459
Anheuser-Busch InBev Worldwide, Inc.
0.863% due 01/27/2014	32,400	32,579
Baidu, Inc.
2.250% due 11/28/2017	10,200	10,285
Braskem Finance Ltd.
5.750% due 04/15/2021	2,700	2,855
Coca-Cola Enterprises, Inc.
1.125% due 11/12/2013	16,600	16,678
CSN Islands Corp.
6.875% due 09/21/2019	3,000	3,375
CSN Resources S.A.
6.500% due 07/21/2020	20,600	22,454
Daimler Finance North America LLC
1.510% due 09/13/2013	9,298	9,352
Dell, Inc.
4.700% due 04/15/2013	500	506
DISH DBS Corp.
7.000% due 10/01/2013	1,400	1,460
Ecopetrol S.A.
7.625% due 07/23/2019	4,600	5,968
ENN Energy Holdings Ltd.
6.000% due 05/13/2021	1,400	1,615
Enterprise Products Operating LLC
6.375% due 02/01/2013	1,500	1,506
General Mills, Inc.
0.660% due 05/16/2014	10,000	10,025
Gerdau Holdings, Inc.
7.000% due 01/20/2020	1,900	2,219
Gerdau Trade, Inc.
5.750% due 01/30/2021	5,100	5,636
GTL Trade Finance, Inc.
7.250% due 10/20/2017	1,400	1,624
Hewlett-Packard Co.
0.592% due 05/24/2013	4,700	4,687
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	3,600	3,899
International Business Machines Corp.
5.700% due 09/14/2017	2,400	2,900

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MGM Resorts International
13.000% due 11/15/2013		$1,900	$2,111
Mondelez International, Inc.
2.625% due 05/08/2013		17,990	18,106
Noble Group Ltd.
4.875% due 08/05/2015		4,800	4,974
6.625% due 08/05/2020		5,000	5,188
6.750% due 01/29/2020		7,100	7,517
Ohio National Financial Services, Inc.
6.375% due 04/30/2020		2,500	2,849
Pearson Dollar Finance PLC
5.500% due 05/06/2013		5,000	5,075
Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	200	305
7.500% due 12/18/2013	GBP	200	344
Petrobras International Finance Co.
7.875% due 03/15/2019		$38,300	47,997
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		12,155	12,737
Rohm & Haas Co.
6.000% due 09/15/2017		3,700	4,386
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		1,100	1,224
Teva Pharmaceutical Finance Co. BV
1.212% due 11/08/2013		7,000	7,047
Time Warner Cable, Inc.
6.200% due 07/01/2013		400	411
Union Pacific Corp.
4.163% due 07/15/2022		3,684	4,171
UnitedHealth Group, Inc.
4.875% due 02/15/2013		5,200	5,226
Vale Overseas Ltd.
4.625% due 09/15/2020		2,000	2,169
5.625% due 09/15/2019		16,600	18,942
Vivendi S.A.
2.400% due 04/10/2015		6,500	6,640

			314,844

UTILITIES 1.9%
BellSouth Corp.
4.020% due 04/26/2021		62,500	63,151
Cleco Power LLC
6.000% due 12/01/2040		10,800	12,841
DTE Energy Co.
1.011% due 06/03/2013		4,700	4,709
Entergy Corp.
3.625% due 09/15/2015		12,200	12,774
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		2,500	2,685
6.212% due 11/22/2016		1,200	1,347
7.343% due 04/11/2013		1,700	1,729
8.146% due 04/11/2018		6,700	8,298
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		448	505
Gazprom OAO Via RBS AG
9.625% due 03/01/2013		1,500	1,524
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		700	768
10.500% due 03/25/2014		800	878
Korea Electric Power Corp.
5.125% due 04/23/2034		90	95
Majapahit Holding BV
7.250% due 06/28/2017		4,700	5,593
7.750% due 10/17/2016		3,405	4,039
7.750% due 01/20/2020		3,100	3,914
8.000% due 08/07/2019		5,100	6,477

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016	$2,500	$2,691
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	14,915	16,817
Petroleos Mexicanos
5.500% due 01/21/2021	13,300	15,608
Qtel International Finance Ltd.
3.375% due 10/14/2016	11,300	11,877
4.750% due 02/16/2021	4,200	4,757
Qwest Corp.
3.558% due 06/15/2013	10,841	10,926
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	2,600	3,230
6.750% due 09/30/2019	2,000	2,517
TNK-BP Finance S.A.
6.625% due 03/20/2017	1,000	1,142
7.875% due 03/13/2018	5,700	6,948
Verizon Communications, Inc.
5.250% due 04/15/2013	1,500	1,521
Virginia Electric and Power Co.
4.750% due 03/01/2013	1,000	1,007
Vodafone Group PLC
5.000% due 12/16/2013	3,960	4,130

		214,498

Total Corporate Bonds & Notes (Cost $2,300,861)		2,470,141

MUNICIPAL BONDS & NOTES 4.8%

CALIFORNIA 2.1%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	2,200	2,790
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	2,700	3,888
7.043% due 04/01/2050	8,600	12,545
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,200	2,596
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	5,100	7,098
7.550% due 04/01/2039	2,000	2,886
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	5,800	8,479
7.625% due 03/01/2040	18,600	26,890
7.700% due 11/01/2030	100	124
7.950% due 03/01/2036	29,300	36,440
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	1,400	1,208
Irvine Ranch Water District Joint Powers Agency, California Revenue Notes, Series 2012
2.388% due 03/15/2014	17,200	17,243
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	8,200	10,270
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,200	1,532
7.618% due 08/01/2040	1,800	2,386
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	2,700	3,919

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Unified School District, California General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2023	$11,800	$13,382
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	8,100	10,820
Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	2,000	2,353
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,300	1,538
Riverside Community College District, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	462
7.021% due 08/01/2040	700	811
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	11,800	16,123
San Francisco, California City & County Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.950% due 11/01/2050	26,285	37,466
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	1,500	1,337
5.125% due 06/01/2046	655	548
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	1,000	1,005
6.398% due 05/15/2031	1,200	1,498
6.548% due 05/15/2048	4,700	6,264

		233,901

COLORADO 0.0%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2006
5.000% due 09/01/2036	3,900	4,213

DISTRICT OF COLUMBIA 0.1%
Metropolitan Washington Airports Authority, District of Columbia Revenue Bonds, (BABs), Series 2009
7.462% due 10/01/2046	13,000	15,809

FLORIDA 0.1%
Miami-Dade County, Florida Aviation Revenue Bonds, (AGM Insured), Series 2008
5.000% due 10/01/2041	5,100	5,509

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	2,400	2,716

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	800	789

NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	6,500	7,763

NEVADA 0.1%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	4,100	5,873

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.6%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024	$22,540	$14,279
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.308% due 06/15/2013	15,900	15,933
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	24,500	36,185
Tobacco Settlement Financing Corp. New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	2,900	2,639

		69,036

NEW YORK 0.6%
JPMorgan Chase Putters/Drivers Trust, New York Revenue Bonds, Series 2008
8.429% due 06/15/2031	5,130	7,020
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2027	2,800	3,403
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	26,300	32,473
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	2,100	2,804
6.282% due 06/15/2042	2,100	2,504
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2030	9,500	11,487
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	2,500	3,063

		62,754

OHIO 0.4%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	29,100	42,772
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2030	100	91
6.500% due 06/01/2047	3,600	3,513

		46,376

TEXAS 0.5%
City Public Service Board of San Antonio, Texas Revenue Bonds, Series 2012
5.000% due 02/01/2023	10,125	12,810
JPMorgan Chase Putters/Drivers Trust, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2008
8.501% due 02/15/2031	3,390	4,741
JPMorgan Chase Putters/Drivers Trust, Texas Revenue Bonds, Series 2008
8.418% due 02/01/2027	2,575	3,604
8.502% due 10/01/2031	6,240	8,904
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	14,800	19,351

		49,410

WASHINGTON 0.2%
Energy Northwest, Washington Revenue Notes, Series 2012
2.803% due 07/01/2021	20,000	20,585

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 0.0%
Wisconsin State Revenue Bonds, (AGM Insured), Series 2008
5.050% due 05/01/2018	$3,200	$3,700

Total Municipal Bonds & Notes (Cost $446,433)		528,434

U.S. GOVERNMENT AGENCIES 42.6%
Fannie Mae
0.270% due 12/25/2036 - 07/25/2037	3,565	3,455
0.460% due 05/25/2037	1,081	1,084
0.520% due 04/25/2037	3,533	3,552
0.560% due 03/25/2044	2,308	2,244
0.620% due 09/25/2035	1,548	1,563
0.660% due 09/25/2035	7,597	7,669
0.875% due 08/28/2017 - 12/20/2017	20,900	20,977
0.910% due 10/25/2037	1,908	1,930
1.110% due 07/25/2039	1,510	1,528
1.125% due 04/27/2017	24,000	24,465
1.250% due 01/30/2017	13,700	14,059
1.360% due 06/01/2043 - 07/01/2044	2,413	2,448
1.560% due 09/01/2040	16	16
2.075% due 04/01/2035	3,912	4,117
2.296% due 01/01/2025	11	11
2.310% due 08/01/2022	4,700	4,801
2.364% due 11/01/2025	1	1
2.396% due 09/01/2039	28	29
2.475% due 04/01/2019	14,800	15,747
2.500% due 08/01/2022 - 11/01/2027	60,395	63,248
2.551% due 08/01/2035	1,420	1,508
2.670% due 08/01/2022	796	831
2.713% due 05/25/2035	419	445
2.870% due 09/01/2027	6,700	6,613
3.000% due 12/01/2020 - 01/01/2043	363,429	382,090
3.330% due 11/01/2021	1,375	1,512
3.500% due 11/01/2025 - 01/01/2043	557,965	594,743
3.837% due 10/01/2032	603	613
4.000% due 01/01/2026 - 02/01/2043	917,802	984,376
4.039% due 11/01/2035	122	127
4.491% due 12/01/2036	1,038	1,099
4.500% due 11/01/2021 - 02/01/2043	1,155,177	1,250,866
4.501% due 07/01/2019	29,812	34,651
4.612% due 09/01/2034	779	843
5.000% due 02/13/2017 - 02/01/2043	128,751	140,347
5.034% due 09/01/2035	385	413
5.150% due 08/01/2035	691	744
5.375% due 06/12/2017	8,100	9,750
5.500% due 09/01/2017 - 02/01/2043	261,165	284,358
6.000% due 09/01/2016 - 01/01/2039	147,610	161,808
6.500% due 11/01/2034	67	80
7.000% due 04/25/2023 - 06/01/2032	1,080	1,252
Freddie Mac
0.359% due 07/15/2019	1,949	1,952
0.509% due 05/15/2036	2,565	2,574
0.659% due 11/15/2030	13	13
0.709% due 09/15/2030	12	12

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.909% due 08/15/2037	$24,367	$24,635
0.929% due 05/15/2037	688	692
1.000% due 03/08/2017 (i)	65,200	66,099
1.000% due 06/29/2017 - 09/29/2017	117,600	119,072
1.250% due 05/12/2017 - 10/02/2019	40,800	41,025
1.360% due 02/25/2045	364	353
1.750% due 05/30/2019	7,200	7,458
2.375% due 01/13/2022	5,900	6,169
2.482% due 07/01/2027	1	1
2.497% due 01/01/2028	1	1
2.533% due 07/01/2030	1	1
3.750% due 03/27/2019	2,000	2,315
4.000% due 04/01/2029 - 01/01/2043	148,860	159,172
4.500% due 03/01/2029 - 10/01/2041	186,377	200,593
5.000% due 02/16/2017	2,900	3,420
5.500% due 08/23/2017 - 10/01/2038	11,924	13,026
6.000% due 07/01/2016 - 01/01/2043	22,067	24,070
6.500% due 03/01/2013 - 10/01/2037	211	238
7.000% due 06/15/2023	588	675
7.500% due 07/15/2030 - 03/01/2032	117	143
8.500% due 08/01/2024	7	8
Ginnie Mae
0.711% due 09/20/2030	10	10
0.809% due 02/16/2030	107	109
1.625% due 02/20/2027 - 02/20/2032	350	362
1.750% due 04/20/2026 - 05/20/2030	48	50
2.000% due 07/20/2030	5	5
6.000% due 12/15/2038 - 11/15/2039	158	177
Small Business Administration
5.130% due 09/01/2023	34	38
6.290% due 01/01/2021	47	52
7.500% due 04/01/2017	158	171

Total U.S. Government Agencies (Cost $4,647,273)		4,706,704

U.S. TREASURY OBLIGATIONS 26.7%
U.S. Treasury Bonds
3.125% due 11/15/2041 (h)(i)(j)	24,200	25,240
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2017 (j)	19,554	20,946
0.125% due 01/15/2022	175,888	191,044
0.125% due 07/15/2022	66,288	71,928
0.625% due 07/15/2021	33,253	37,799
0.750% due 02/15/2042	50,059	54,904
1.125% due 01/15/2021	48,114	56,526
1.250% due 07/15/2020	21,001	24,919
1.375% due 07/15/2018	1,716	1,999
1.625% due 01/15/2018	1,767	2,050
1.750% due 01/15/2028	69,010	89,379
2.000% due 01/15/2026	45,686	59,931
2.125% due 01/15/2019	37,386	45,415
2.375% due 01/15/2025	63,445	85,665
2.375% due 01/15/2027	33,952	46,830
2.500% due 01/15/2029	30,275	43,170
3.625% due 04/15/2028	12,443	19,749
3.875% due 04/15/2029	32,644	54,126

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Notes
0.750% due 10/31/2017 (j)		$19,900	$19,961
0.750% due 12/31/2017		26,800	26,838
0.875% due 07/31/2019		81,100	80,048
1.000% due 06/30/2019 (h)(i)		179,200	178,556
1.000% due 08/31/2019 (i)(j)		286,500	284,642
1.000% due 09/30/2019		155,200	154,024
1.000% due 11/30/2019 (j)		474,000	469,038
1.125% due 05/31/2019 (h)(i)(j)		51,300	51,592
1.125% due 12/31/2019		50,100	49,920
1.500% due 08/31/2018 (h)(i)(j)		147,600	152,766
1.625% due 08/15/2022		127,000	126,047
1.625% due 11/15/2022 (f)		354,000	349,741
2.625% due 04/30/2018		8,200	8,983
2.875% due 03/31/2018		10,300	11,415
3.375% due 11/15/2019		16,100	18,493
3.500% due 02/15/2018		11,800	13,432
3.625% due 08/15/2019		1,300	1,513
3.625% due 02/15/2020		21,500	25,098

Total U.S. Treasury Obligations (Cost $2,903,770)			2,953,727

MORTGAGE-BACKED SECURITIES 4.9%
American Home Mortgage Investment Trust
2.526% due 02/25/2045		1,441	1,404
Arran Residential Mortgages Funding PLC
1.391% due 05/16/2047	EUR	163	216
1.391% due 11/19/2047		21,968	29,130
1.591% due 05/16/2047		11,300	15,226
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049		$11,600	13,455
5.726% due 05/10/2045		6,400	7,348
Banc of America Funding Corp.
2.619% due 05/25/2035		1,977	2,058
Banc of America Large Loan, Inc.
2.509% due 11/15/2015		1,923	1,924
Banc of America Mortgage Trust
3.119% due 05/25/2033		2,270	2,277
6.500% due 10/25/2031		185	196
BCAP LLC Trust
5.430% due 03/26/2037		1,400	1,162
Bear Stearns Adjustable Rate Mortgage Trust
2.370% due 02/25/2036		252	245
2.643% due 04/25/2033		327	331
2.831% due 11/25/2030		2	2
2.959% due 02/25/2033		55	50
2.972% due 01/25/2035		1,022	1,013
3.007% due 04/25/2034		1,370	1,323
3.064% due 01/25/2034		815	830
3.117% due 11/25/2034		4,991	4,866
3.129% due 07/25/2034		1,772	1,629
3.472% due 11/25/2034		1,213	1,227
3.831% due 02/25/2033		31	32
5.313% due 01/25/2035		722	748
Bear Stearns Alt-A Trust
2.960% due 05/25/2035		3,740	3,439
3.001% due 09/25/2035		2,221	1,755
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044		1,000	1,137
5.471% due 01/12/2045		2,800	3,270
5.700% due 06/11/2050		9,400	11,244
5.703% due 06/11/2050		8,168	8,677
Bear Stearns Structured Products, Inc.
2.797% due 01/26/2036		4,531	2,996
2.829% due 12/26/2046		2,517	1,439

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chase Mortgage Finance Corp.
5.236% due 01/25/2036 ^		$7,853	$7,715
Citigroup Mortgage Loan Trust, Inc.
2.570% due 10/25/2035		770	744
2.737% due 05/25/2035		2,766	2,653
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		3,000	3,453
Commercial Mortgage Pass-Through Certificates
5.383% due 02/15/2040		530	590
Countrywide Alternative Loan Trust
0.380% due 05/25/2047		4,752	3,383
0.390% due 05/25/2047		3,335	2,367
0.400% due 09/25/2046		48,031	33,130
0.410% due 05/25/2036		12,424	8,600
Countrywide Home Loan Mortgage Pass-Through Trust
2.783% due 02/20/2036		988	854
2.803% due 02/20/2035		5,547	5,207
2.934% due 11/25/2034		3,219	2,946
Credit Suisse First Boston Mortgage Securities Corp.
4.903% due 06/25/2032		20	20
Credit Suisse Mortgage Pass-Through Certificates
5.676% due 03/15/2039		900	1,018
Deutsche ALT-A Securities, Inc.
0.710% due 02/25/2035		968	788
Epic Opera PLC
0.778% due 07/28/2016	GBP	5,384	8,562
European Loan Conduit
0.342% due 05/15/2019	EUR	486	604
First Horizon Alternative Mortgage Securities
2.432% due 08/25/2035		$7,454	6,297
2.570% due 09/25/2035		116	97
First Horizon Mortgage Pass-Through Trust
2.598% due 10/25/2035		7,465	6,630
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		3	3
Granite Master Issuer PLC
0.411% due 12/20/2054		3,833	3,770
0.814% due 12/20/2054	GBP	3,866	6,176
Granite Mortgages PLC
0.464% due 09/20/2044	EUR	397	519
0.585% due 01/20/2044		395	518
0.898% due 09/20/2044	GBP	3,157	5,065
0.909% due 01/20/2044		599	962
Greenpoint Mortgage Pass-Through Certificates
3.168% due 10/25/2033		$2,012	1,998
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		400	429
5.317% due 06/10/2036		898	937
5.444% due 03/10/2039		4,400	5,085
GS Mortgage Securities Corp.
1.103% due 03/06/2020		4,531	4,535
5.396% due 08/10/2038		905	957
GSR Mortgage Loan Trust
2.660% due 09/25/2035		9,100	9,167
5.127% due 11/25/2035		2,904	2,880
Harborview Mortgage Loan Trust
0.400% due 01/19/2038		7,815	6,063
0.430% due 05/19/2035		736	581
0.460% due 01/19/2036		15,291	9,963
0.960% due 10/19/2035		5,269	3,911
3.075% due 07/19/2035		3,016	2,462
Holmes Master Issuer PLC
1.560% due 10/15/2054	EUR	6,300	8,405
Indymac Adjustable Rate Mortgage Trust
1.820% due 01/25/2032		$3	2
Indymac Index Mortgage Loan Trust
0.420% due 04/25/2046		8,080	5,831

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% due 11/15/2043	$12,600	$14,262
4.158% due 01/12/2039	5,449	5,614
5.336% due 05/15/2047	6,800	7,806
5.420% due 01/15/2049	20,956	24,302
5.648% due 03/18/2051	10,300	11,898
5.882% due 02/15/2051	1,770	2,097
JPMorgan Mortgage Trust
2.600% due 06/25/2035	1,030	1,017
2.995% due 08/25/2034	12,036	11,939
3.002% due 10/25/2036	11,853	9,278
4.963% due 02/25/2035	1,006	1,024
5.750% due 01/25/2036	1,644	1,599
MASTR Adjustable Rate Mortgages Trust
0.910% due 01/25/2047 ^	7,898	4,370
Merrill Lynch Floating Trust
0.751% due 07/09/2021	9,815	9,777
Merrill Lynch Mortgage Investors Trust
0.460% due 11/25/2035	459	431
1.214% due 10/25/2035	1,108	1,092
2.480% due 04/25/2035	13,104	13,009
Merrill Lynch Mortgage Investors, Inc.
0.420% due 02/25/2036	2,935	2,562
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	5,500	6,380
Morgan Stanley Capital Trust
5.610% due 04/15/2049	5,223	5,393
5.809% due 12/12/2049	600	715
5.882% due 06/11/2049	3,100	3,667
Morgan Stanley Re-REMIC Trust
5.789% due 08/12/2045	2,200	2,582
Prime Mortgage Trust
0.610% due 02/25/2019	14	14
0.610% due 02/25/2034	303	287
Residential Accredit Loans, Inc. Trust
3.820% due 12/25/2035	1,056	752
Residential Asset Securitization Trust
0.660% due 10/25/2035	4,303	3,270
Sovereign Commercial Mortgage Securities Trust
5.982% due 07/22/2030	196	199
Structured Adjustable Rate Mortgage Loan Trust
0.410% due 04/25/2047	5,588	3,479
5.293% due 07/25/2035	760	694
Structured Asset Mortgage Investments, Inc.
0.460% due 07/19/2035	4,583	4,546
0.870% due 09/19/2032	80	77
Structured Asset Securities Corp.
2.393% due 07/25/2032	7	7
2.584% due 02/25/2032	9	9
Suntrust Adjustable Rate Mortgage Loan Trust
5.808% due 02/25/2037 ^	8,035	6,577
Thornburg Mortgage Securities Trust
5.750% due 06/25/2047	39,658	35,079
Wachovia Bank Commercial Mortgage Trust
0.289% due 06/15/2020	5,415	5,332
5.509% due 04/15/2047	3,200	3,718
Wachovia Mortgage Loan Trust LLC
3.032% due 05/20/2036 ^	10,896	8,814
WaMu Mortgage Pass-Through Certificates
0.500% due 10/25/2045	790	755
0.530% due 01/25/2045	7,515	7,072
1.365% due 11/25/2042	352	338
1.565% due 08/25/2042	913	877
4.818% due 12/25/2036 ^	1,091	992
5.093% due 07/25/2037 ^	8,257	7,544

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.619% due 01/25/2035		$2,726	$2,732
2.624% due 12/25/2034		2,017	2,017
2.627% due 03/25/2036		3,833	3,773

Total Mortgage-Backed Securities (Cost $501,515)			536,294

ASSET-BACKED SECURITIES 1.7%
Amortizing Residential Collateral Trust
0.750% due 06/25/2032		165	137
Bank of America Auto Trust
3.520% due 06/15/2016		3,460	3,464
Bear Stearns Asset-Backed Securities Trust
0.290% due 10/25/2036		148	142
0.300% due 06/25/2047		422	413
0.360% due 11/25/2036		22,891	15,607
0.370% due 08/25/2036		2,986	1,995
Concord Real Estate CDO Ltd.
0.490% due 12/25/2046		8,165	7,664
Credit-Based Asset Servicing and Securitization LLC
0.270% due 11/25/2036		200	95
EMC Mortgage Loan Trust
0.950% due 05/25/2040		252	232
Fremont Home Loan Trust
0.270% due 01/25/2037		112	51
Hillmark Funding
0.562% due 05/21/2021		24,100	23,320
HSBC Home Equity Loan Trust
0.501% due 01/20/2034		3,889	3,773
JPMorgan Mortgage Acquisition Corp.
0.270% due 03/25/2047		1,393	1,289
Lafayette CLO Ltd.
1.751% due 09/06/2022		29,707	29,649
Lehman XS Trust
0.390% due 06/25/2036		8,553	5,378
Long Beach Mortgage Loan Trust
0.770% due 10/25/2034		156	139
3.210% due 11/25/2032		50	39
MASTR Asset-Backed Securities Trust
0.450% due 03/25/2036		7,515	3,538
Morgan Stanley ABS Capital
0.460% due 08/25/2036		20,000	8,746
Novastar Home Equity Loan
0.450% due 11/25/2036		4,726	1,686
Penta CLO S.A.
0.564% due 06/04/2024	EUR	2,324	2,884
Plymouth Rock CLO Ltd.
1.810% due 02/16/2019		$5,432	5,429
Residential Asset Securities Corp. Trust
0.370% due 06/25/2036		12,055	10,810
0.790% due 05/25/2035		1,397	1,268
Sagamore CLO Ltd.
0.880% due 10/15/2015		397	396
Securitized Asset-Backed Receivables LLC
0.340% due 05/25/2037 ^		2,025	1,137
Sherwood Castle Funding PLC
0.393% due 03/15/2016	EUR	12,000	15,766
SLM Student Loan Trust
0.443% due 12/15/2023		17,217	21,943
2.859% due 12/16/2019		$1,900	1,950
3.500% due 08/17/2043		4,065	3,933
Structured Asset Securities Corp.
0.380% due 12/25/2036		9,900	6,394
0.790% due 01/25/2033		44	41

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wind River CLO Ltd.
0.639% due 12/19/2016		$6,333	$6,277

Total Asset-Backed Securities (Cost $183,614)			185,585

SOVEREIGN ISSUES 10.2%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	2,300	3,279
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	6,616	3,410
10.000% due 01/01/2021		43	22
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (b)	EUR	5,262	$6,603
2.250% due 11/01/2013		20,200	26,853
2.500% due 03/01/2015		22,100	29,393
3.000% due 04/01/2014		1,600	2,146
3.000% due 04/15/2015		1,800	2,417
3.500% due 06/01/2014		2,300	3,109
3.500% due 11/01/2017		27,200	36,279
3.750% due 12/15/2013		82,700	111,487
3.750% due 08/01/2015		2,700	3,689
3.750% due 04/15/2016		16,100	22,080
4.250% due 07/01/2014		3,900	5,333
4.250% due 08/01/2014		2,900	3,973
4.500% due 07/15/2015		21,100	29,287
4.500% due 08/01/2018		7,100	9,868
4.750% due 09/15/2016		17,700	25,002
4.750% due 05/01/2017		53,500	75,426
4.750% due 06/01/2017		25,200	35,445
6.000% due 11/15/2014		8,700	12,337
Italy Certificati Di Credito Del Tesoro
0.000% due 09/30/2013		19,800	25,901
0.000% due 01/31/2014		100	130
0.000% due 05/30/2014		22,100	28,422
0.000% due 09/30/2014		37,700	48,055
Korea Housing Finance Corp.
4.125% due 12/15/2015		$2,100	2,275
Mexico Government International Bond
6.000% due 06/18/2015	MXN	401,600	31,992
6.250% due 06/16/2016		276,000	22,261
10.000% due 12/05/2024		460,300	49,917
Panama Government International Bond
7.250% due 03/15/2015		$1,600	1,798
Province of British Columbia
4.300% due 06/18/2042	CAD	700	835
Province of Ontario
1.600% due 09/21/2016		$300	310
1.650% due 09/27/2019		3,500	3,500
2.450% due 06/29/2022		38,000	38,533
2.850% due 06/02/2023	CAD	2,300	2,311
3.000% due 07/16/2018		$3,700	4,037
3.150% due 06/02/2022	CAD	52,500	54,637
4.000% due 10/07/2019		$1,000	1,149
4.000% due 06/02/2021	CAD	40,400	44,964
4.200% due 03/08/2018		2,100	2,342
4.200% due 06/02/2020		16,500	18,600
4.300% due 03/08/2017		6,800	7,527
4.400% due 06/02/2019		8,000	9,079
4.400% due 04/14/2020		$600	707

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.600% due 06/02/2039	CAD	3,900	4,705
4.700% due 06/02/2037		6,300	7,641
5.500% due 06/02/2018		2,300	2,716
Province of Quebec
2.750% due 08/25/2021		$20,500	21,433
3.000% due 09/01/2023	CAD	900	907
3.500% due 07/29/2020		$3,000	3,335
3.500% due 12/01/2022	CAD	55,300	58,585
4.250% due 12/01/2021		40,400	45,454
4.500% due 12/01/2016		300	333
4.500% due 12/01/2017		4,200	4,728
4.500% due 12/01/2018		5,400	6,131
4.500% due 12/01/2019	CAD	1,600	$1,825
4.500% due 12/01/2020		3,500	4,006
Russia Government International Bond
3.250% due 04/04/2017		$3,800	4,047
Spain Government International Bond
3.000% due 04/30/2015	EUR	2,600	3,431
3.150% due 01/31/2016		5,300	6,947
3.300% due 10/31/2014		2,900	3,858
3.750% due 10/31/2015		33,100	44,030
4.000% due 07/30/2015		500	675
4.250% due 10/31/2016		32,800	44,080
4.400% due 01/31/2015		6,300	8,580

Total Sovereign Issues (Cost $1,079,208)			1,124,167

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Wells Fargo & Co.
7.500% due 03/15/2013 (c)		31,000	37,975

Total Convertible Preferred Securities (Cost $34,437)			37,975

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
DG Funding Trust
2.829% due 01/30/2013 (c)		1,239	9,097

Total Preferred Securities (Cost $13,055)			9,097

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.9%

CERTIFICATES OF DEPOSIT 3.2%
Abbey National Treasury Services PLC
1.661% due 06/10/2013		$41,500	41,545
Banco Bradesco S.A.
1.955% due 01/24/2013		6,100	6,104
Banco do Brasil S.A.
0.000% due 06/28/2013		38,200	38,122
Dexia Credit Local S.A.
1.650% due 09/12/2013		149,500	149,628
1.700% due 09/06/2013		72,100	72,185

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Itau Unibanco Holding S.A.
0.000% due 10/31/2013		$27,500	$27,174
0.000% due 11/01/2013		17,700	17,615

			352,373

COMMERCIAL PAPER 0.3%
Santander S.A.
2.200% due 04/02/2013		7,400	7,379
3.100% due 10/01/2013		29,800	29,362

			36,741

REPURCHASE AGREEMENTS 2.1%
Banc of America Securities LLC
0.230% due 01/02/2013		$8,900	$8,900
(Dated 12/31/2012. Collateralized by U.S. Treasury Bills 0.000% due 12/12/2013 valued at $9,076. Repurchase proceeds are $8,900.)
JPMorgan Securities, Inc.
0.250% due 01/02/2013		223,700	223,700
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 2.125% due 12/31/2015 valued at $228,436. Repurchase proceeds are $223,703.)
State Street Bank and Trust Co.
0.010% due 01/02/2013		2,998	2,998
(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $3,061. Repurchase proceeds are $2,998.)

			235,598

SPAIN TREASURY BILLS 0.0%
2.690% due 09/20/2013 (a)	EUR	3,000	3,904

U.S. TREASURY BILLS 0.0%
0.147% due 12/12/2013 (a)(g)(j)		$3,110	3,106

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (d) 1.3%
PIMCO Short-Term Floating NAV Portfolio		1,142	11
PIMCO Short-Term Floating NAV Portfolio III		14,028,979	140,220

			140,231

Total Short-Term Instruments (Cost $770,861)			771,953

Total Investments 120.8% (Cost $12,905,570)			$13,348,892

Written Options (l) (0.0%) (Premiums $7,623)			(908)

Other Assets and Liabilities (Net) (20.8%)			(2,296,564)

Net Assets 100.0%			$11,051,420

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(c)	Perpetual maturity, date shown represents next contractual call date.
(d)	Affiliated to the Portfolio.
(e)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $171,227 at a weighted average interest rate of (0.089%).
(f)	Securities with an aggregate market value of $222,194 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
JPS	(0.220%)	12/31/2012	01/02/2013	$223,776	$(223,773)

(g)	Securities with an aggregate market value of $759 have been delivered or pledged as collateral for transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012.
(h)	Securities with an aggregate market value of $12,100 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2014	141	$118
90-Day Euribor June Futures	Long	06/2015	40	1
90-Day Euribor March Futures	Long	03/2015	47	6
90-Day Euribor September Futures	Long	09/2015	5	2
90-Day Eurodollar December Futures	Long	12/2015	4,069	48
90-Day Eurodollar June Futures	Long	06/2015	4,764	2,198
90-Day Eurodollar June Futures	Long	06/2016	116	1
90-Day Eurodollar March Futures	Long	03/2016	1,358	17
90-Day Eurodollar September Futures	Long	09/2015	1,042	367
90-Day Eurodollar September Futures	Long	09/2016	77	0
Euro-Bund 10-Year Bond March Futures	Short	03/2013	1,042	(695)
U.S. Treasury 10-Year Note March Futures	Long	03/2013	2,731	(740)

				$1,323

(i)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $41,925 and cash of $11 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.HY-19 5-Year Index	(5.000%	)	12/20/2017	$2,900	$(16)	$(5)
CDX.IG-19 5-Year Index	(1.000%	)	12/20/2017	21,700	(56)	3

					$(72)	$(2)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$	1,221,100	$9,278	$1,256
Receive	3-Month USD-LIBOR	4.250%	06/15/2041		34,800	(10,963)	(1,827)
Receive	3-Month USD-LIBOR	2.750%	06/20/2042		267,900	1,456	(3,586)
Receive	3-Month USD-LIBOR	2.500%	12/19/2042		99,000	6,064	1,848

						$5,835	$(2,309)

(j)	Securities with an aggregate market value of $27,869 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.
(k)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid	Unrealized (Depreciation)
Credit Agricole S.A.	CBK	(1.000%	)	03/20/2014	0.202%	$	5,100	$(52)	$143	$(195)
Credit Agricole S.A.	MYC	(1.000%	)	03/20/2014	0.202%		6,000	(61)	176	(237)

								$(113)	$319	$(432)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	UAG	1.000%	12/20/2020	1.516%	$	100	$(4)	$(22)	$18
ArcelorMittal	FBF	1.000%	06/20/2016	3.015%		3,500	(231)	(177)	(54)
Australia Government Bond	GST	1.000%	06/20/2017	0.370%		1,400	40	13	27
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	0.671%		5,300	40	(94)	134
Berkshire Hathaway Finance Corp.	BRC	1.000%	06/20/2017	1.084%		900	(3)	(23)	20
Berkshire Hathaway Finance Corp.	BRC	1.000%	12/20/2017	1.168%		21,600	(166)	(369)	203
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	0.349%		3,900	6	0	6
Berkshire Hathaway Finance Corp.	FBF	1.000%	06/20/2017	1.084%		700	(2)	(17)	15
Berkshire Hathaway Finance Corp.	GST	1.000%	03/20/2015	0.671%		2,600	20	(46)	66
Berkshire Hathaway Finance Corp.	UAG	1.000%	03/20/2015	0.671%		2,600	20	(47)	67
Brazil Government International Bond	BOA	1.000%	09/20/2015	0.648%		700	7	(6)	13
Brazil Government International Bond	BPS	1.000%	06/20/2017	0.953%		5,600	14	(84)	98
Brazil Government International Bond	BRC	1.000%	06/20/2015	0.604%		1,000	11	(14)	25
Brazil Government International Bond	BRC	1.000%	09/20/2015	0.648%		2,300	23	(20)	43
Brazil Government International Bond	BRC	1.000%	03/20/2016	0.715%		1,100	11	(7)	18
Brazil Government International Bond	BRC	1.000%	06/20/2016	0.771%		21,600	179	(31)	210
Brazil Government International Bond	BRC	1.000%	12/20/2016	0.860%		31,000	181	(781)	962
Brazil Government International Bond	CBK	1.000%	09/20/2015	0.648%		1,000	10	(16)	26
Brazil Government International Bond	CBK	1.000%	06/20/2016	0.771%		51,100	421	(156)	577
Brazil Government International Bond	DUB	1.000%	06/20/2015	0.604%		6,600	67	(70)	137
Brazil Government International Bond	DUB	1.000%	06/20/2016	0.771%		8,100	66	(20)	86
Brazil Government International Bond	FBF	1.000%	06/20/2015	0.604%		8,200	83	(209)	292
Brazil Government International Bond	FBF	1.000%	09/20/2015	0.648%		5,500	55	(69)	124
Brazil Government International Bond	GST	1.000%	06/20/2015	0.604%		900	9	(12)	21
Brazil Government International Bond	HUS	1.000%	09/20/2015	0.648%		3,300	33	(33)	66
Brazil Government International Bond	HUS	1.000%	06/20/2016	0.771%		25,400	209	(37)	246
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.604%		10,900	110	(120)	230
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.648%		3,300	32	(34)	66
Brazil Government International Bond	JPM	1.000%	09/20/2016	0.819%		5,300	37	(31)	68
Brazil Government International Bond	JPM	1.000%	06/20/2017	0.953%		10,200	25	(95)	120
Brazil Government International Bond	MYC	1.000%	06/20/2015	0.604%		1,500	15	(15)	30
Brazil Government International Bond	UAG	1.000%	09/20/2015	0.648%		700	7	(7)	14
China Government International Bond	BPS	1.000%	03/20/2016	0.327%		500	11	6	5
China Government International Bond	BRC	1.000%	03/20/2016	0.327%		1,000	22	12	10
China Government International Bond	CBK	1.000%	06/20/2016	0.376%		10,800	237	116	121
China Government International Bond	DUB	1.000%	06/20/2016	0.376%		6,900	152	76	76
China Government International Bond	DUB	1.000%	09/20/2016	0.417%		2,000	44	11	33
China Government International Bond	FBF	1.000%	03/20/2015	0.217%		5,000	89	24	65
China Government International Bond	GST	1.000%	09/20/2016	0.417%		800	17	4	13
China Government International Bond	JPM	1.000%	06/20/2016	0.376%		5,500	121	59	62
China Government International Bond	JPM	1.000%	09/20/2016	0.417%		4,300	94	25	69
China Government International Bond	MYC	1.000%	09/20/2016	0.417%		2,100	46	11	35
China Government International Bond	RYL	1.000%	06/20/2016	0.376%		5,100	112	54	58
China Government International Bond	RYL	1.000%	09/20/2016	0.417%		1,400	31	10	21
China Government International Bond	UAG	1.000%	09/20/2016	0.417%		300	7	2	5
Credit Agricole S.A.	BOA	1.000%	06/20/2016	2.335%	EUR	6,900	(407)	(725)	318
Dell, Inc.	GST	1.000%	06/20/2018	2.408%	$	6,200	(439)	(104)	(335)
Export-Import Bank of China	DUB	1.000%	06/20/2017	0.746%		900	11	(38)	49
France Government Bond	BOA	0.250%	03/20/2016	0.467%		11,600	(80)	(371)	291
France Government Bond	BRC	0.250%	09/20/2016	0.603%		1,300	(16)	(79)	63
France Government Bond	GST	0.250%	03/20/2016	0.467%		6,600	(45)	(199)	154
France Government Bond	GST	0.250%	06/20/2016	0.540%		6,800	(68)	(178)	110
General Electric Capital Corp.	CBK	3.850%	03/20/2014	0.254%		5,000	227	0	227
General Electric Capital Corp.	DUB	4.750%	12/20/2013	0.220%		11,100	511	0	511
Indonesia Government International Bond	BOA	1.000%	06/20/2016	0.787%		18,800	144	(349)	493
Indonesia Government International Bond	BOA	1.000%	09/20/2016	0.867%		700	3	(11)	14
Indonesia Government International Bond	BOA	1.000%	06/20/2021	1.826%		7,500	(461)	(539)	78
Indonesia Government International Bond	DUB	1.000%	09/20/2015	0.620%		1,100	12	(26)	38
Indonesia Government International Bond	DUB	1.000%	06/20/2017	1.099%		5,300	(21)	(156)	135
Indonesia Government International Bond	JPM	1.000%	06/20/2017	1.099%		18,500	(73)	(553)	480
Indonesia Government International Bond	MYC	1.000%	09/20/2016	0.867%		5,300	27	(79)	106
Indonesia Government International Bond	UAG	1.000%	09/20/2016	0.867%		2,400	12	(38)	50
Indonesia Government International Bond	UAG	1.000%	06/20/2017	1.099%		3,200	(13)	(99)	86
Japan Government International Bond	BOA	1.000%	03/20/2016	0.458%		1,200	22	17	5
Japan Government International Bond	GST	1.000%	12/20/2015	0.435%		3,900	67	95	(28)
Japan Government International Bond	GST	1.000%	06/20/2016	0.507%		9,400	164	96	68
Japan Government International Bond	JPM	1.000%	03/20/2016	0.458%		2,500	44	22	22
Japan Government International Bond	JPM	1.000%	06/20/2017	0.673%		15,300	225	(27)	252
Kinder Morgan Energy Partners LP	GST	1.000%	03/20/2018	1.427%		7,900	(165)	(323)	158
MetLife, Inc.	BOA	1.000%	12/20/2014	0.730%		10,800	61	(143)	204

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
MetLife, Inc.	BOA	1.000%	09/20/2015	0.989%	$	7,500	$5	$(492)	$497
MetLife, Inc.	BOA	1.000%	12/20/2015	1.063%		18,100	(27)	(865)	838
MetLife, Inc.	CBK	1.000%	12/20/2015	1.063%		6,900	(10)	(251)	241
Mexico Government International Bond	BOA	1.000%	09/20/2015	0.551%		400	5	(6)	11
Mexico Government International Bond	BPS	1.000%	06/20/2017	0.840%		6,500	48	(48)	96
Mexico Government International Bond	BRC	1.000%	03/20/2015	0.451%		5,500	69	(124)	193
Mexico Government International Bond	CBK	1.000%	03/20/2015	0.451%		3,600	45	(83)	128
Mexico Government International Bond	CBK	1.000%	09/20/2015	0.551%		1,200	15	(18)	33
Mexico Government International Bond	DUB	1.000%	03/20/2016	0.619%		15,800	198	(116)	314
Mexico Government International Bond	DUB	1.000%	06/20/2016	0.669%		40,900	481	99	382
Mexico Government International Bond	DUB	1.000%	06/20/2017	0.840%		2,100	16	(21)	37
Mexico Government International Bond	FBF	1.000%	06/20/2017	0.840%		4,800	36	(43)	79
Mexico Government International Bond	GST	1.000%	06/20/2017	0.840%		3,800	28	(40)	68
Mexico Government International Bond	HUS	1.000%	09/20/2017	0.892%		2,400	13	(53)	66
Mexico Government International Bond	JPM	0.920%	03/20/2016	0.620%		1,200	15	0	15
Mexico Government International Bond	MYC	1.000%	09/20/2016	0.712%		7,100	78	(33)	111
Mexico Government International Bond	MYC	1.000%	06/20/2017	0.840%		2,700	20	(21)	41
Mexico Government International Bond	RYL	1.000%	09/20/2015	0.551%		5,400	67	(63)	130
Mexico Government International Bond	UAG	1.000%	09/20/2015	0.551%		600	8	(8)	16
Morgan Stanley	CBK	1.000%	06/20/2013	0.393%		3,500	11	(209)	220
Morgan Stanley	FBF	1.000%	06/20/2013	0.393%		19,300	63	(364)	427
NRG Energy, Inc.	GST	5.000%	12/20/2016	2.656%		1,600	144	(7)	151
NRG Energy, Inc.	GST	5.000%	03/20/2017	2.833%		8,500	748	(701)	1,449
NRG Energy, Inc.	GST	5.000%	06/20/2017	3.072%		2,200	181	(176)	357
NRG Energy, Inc.	GST	5.000%	12/20/2019	4.117%		4,300	227	57	170
Prudential Financial, Inc.	BOA	1.000%	12/20/2015	0.966%		9,000	12	(263)	275
Russia Government International Bond	GST	1.000%	06/20/2017	1.165%		1,300	(9)	(90)	81
U.S. Treasury Notes	BPS	0.250%	03/20/2016	0.222%	EUR	16,900	22	(238)	260
U.S. Treasury Notes	UAG	0.250%	09/20/2015	0.197%		26,600	54	(398)	452
United Kingdom Gilt	BOA	1.000%	06/20/2016	0.253%	$	8,900	233	182	51
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.253%		10,900	286	189	97
United Kingdom Gilt	CBK	1.000%	12/20/2016	0.291%		20,600	586	82	504
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.230%		2,200	55	42	13
United Kingdom Gilt	FBF	1.000%	03/20/2016	0.230%		4,300	108	83	25
United Kingdom Gilt	GST	1.000%	12/20/2016	0.291%		13,400	381	40	341
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.253%		4,900	129	85	44
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.188%		7,900	146	34	112
United Kingdom Gilt	SOG	1.000%	06/20/2016	0.253%		3,500	92	61	31
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.253%		4,700	123	81	42

							$6,752	$(9,742)	$16,494

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid	Unrealized (Depreciation)
iTraxx Europe 18 Index	BOA	(1.000%	)	12/20/2017	EUR	17,900	$186	$303	$(117)
iTraxx Europe 18 Index	BRC	(1.000%	)	12/20/2017		13,200	137	227	(90)
iTraxx Europe 18 Index	GST	(1.000%	)	12/20/2017		500	5	9	(4)
iTraxx Europe 18 Index	JPM	(1.000%	)	12/20/2017		2,900	31	54	(23)
iTraxx Europe 18 Index	MYC	(1.000%	)	12/20/2017		600	6	10	(4)

							$365	$603	$(238)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	DUB	5.000%	12/20/2014	$	2,600	$165	$259	$(94)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015		43,700	3,381	5,546	(2,165)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		18,400	1,423	2,222	(799)
CDX.EM-13 5-Year Index	FBF	5.000%	06/20/2015		1,000	78	137	(59)
CDX.EM-13 5-Year Index	GST	5.000%	06/20/2015		400	31	50	(19)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		37,700	2,916	4,099	(1,183)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		3,000	232	345	(113)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		11,000	851	1,288	(437)
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		1,832	30	0	30
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		4,051	68	0	68
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		4,533	12	0	12
CDX.IG-10 5-Year Index 30-100%	GST	0.463%	06/20/2013		5,691	13	0	13

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AAA.3 Index	BOA	0.080%	12/13/2049	$	4,900	$(210)	$(283)	$73
CMBX.NA.AAA.3 Index	DUB	0.080%	12/13/2049		2,000	(86)	(120)	34
MCDX-18 5-Year Index	MYC	1.000%	06/20/2017		14,200	(304)	(456)	152
MCDX-18 10-Year Index	CBK	1.000%	06/20/2022		13,400	(842)	(1,025)	183

						$7,758	$12,062	$(4,304)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	GLM	$	12,400	$5	$(12)	$17
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	MYC		118,000	46	(355)	401
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC	MXN	29,500	33	15	18
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		464,500	512	176	336
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC		30,400	33	6	27
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	BRC		18,300	(17)	(11)	(6)
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	HUS		54,900	(50)	(35)	(15)
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		932,000	699	(264)	963
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	GLM		35,100	26	(10)	36
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		50,000	37	(34)	71
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		105,000	79	(58)	137
Pay	28-Day MXN-TIIE	6.350%	06/02/2021	MYC		28,000	99	7	92
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	BOA		17,100	(28)	(26)	(2)
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	BRC		13,000	(22)	(26)	4
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	GLM		10,000	(17)	(23)	6
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	HUS		161,500	(267)	(339)	72
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MYC		197,100	(326)	(354)	28
Pay	28-Day MXN-TIIE	5.750%	09/02/2022	BRC		83,000	(15)	(7)	(8)
Pay	28-Day MXN-TIIE	5.750%	09/02/2022	UAG		49,000	(8)	(5)	(3)

							$819	$(1,355)	$2,174

(l)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	05/28/2013	$	130,700	$647	$0
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		94,900	670	(11)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		68,400	345	(60)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		78,200	287	(68)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		47,600	447	0
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		5,800	112	(2)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	02/19/2013		71,900	198	(25)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		375,500	2,034	(329)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		30,200	586	(10)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		54,200	275	(47)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	05/30/2013		110,400	819	(59)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	CBK	6-Month EUR-EURIBOR	Pay	1.100%	01/21/2013	EUR	14,800	$94	$0
Put - OTC 5-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.100%	01/21/2013		4,200	28	0
Put - OTC 7-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.650%	03/18/2013	$	24,100	72	(54)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.500%	05/30/2013		29,300	221	(77)

								$6,835	$(742)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$13,700	$116	$(26)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	32,900	293	(64)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	14,800	191	(29)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	4,900	37	(10)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	15,400	151	(37)

						$788	$(166)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2011	1,116	$3,826,900	EUR	0	$31,729
Sales	2,914	3,907,500		38,000	17,543
Closing Buys	(4,030)	(5,968,500)		(19,000)	(40,406)
Expirations	0	0		0	0
Exercised	0	(563,000)		0	(1,243)

Balance at 12/31/2012	0	$1,202,900	EUR	19,000	$7,623

(m)	Restricted securities as of December 31, 2012:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	5.365%	03/06/2036	06/09/2011	$4,052	$4,584	0.04%

(n)	Short sales outstanding as of December 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	01/01/2043	$17,000	$18,662	$(18,570)

(o)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	EUR	134,632	$	173,664	BOA	$0	$(4,044)	$(4,044)
01/2013		86,822		112,438	BPS	0	(2,163)	(2,163)
01/2013		2,642		3,418	BRC	0	(69)	(69)
01/2013		4,600		5,702	DUB	0	(371)	(371)
01/2013		175,479		228,334	FBF	0	(3,289)	(3,289)
01/2013		279		367	MSC	0	(1)	(1)
01/2013		37,712		46,878	UAG	0	(2,910)	(2,910)
01/2013	JPY	3,553,067		43,323	DUB	2,307	0	2,307
01/2013		152,438		1,780	HUS	21	0	21
01/2013		252,370		2,975	RYL	62	0	62
01/2013	$	2,076	EUR	1,588	DUB	20	0	20
01/2013		150		115	JPM	1	0	1
01/2013		11,050		8,454	RYL	108	0	108
01/2013		526,057		395,829	UAG	0	(3,582)	(3,582)
01/2013		14	SGD	17	BRC	0	0	0
01/2013		12		15	DUB	0	0	0
02/2013	CNY	14,544	$	2,305	BRC	0	(7)	(7)
02/2013		20,774		3,300	FBF	0	(2)	(2)
02/2013		59,363		9,400	UAG	0	(36)	(36)
02/2013	EUR	2,334		3,077	BRC	0	(5)	(5)
02/2013		1,657		2,192	JPM	4	0	4

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
02/2013	EUR	412,829	$	547,618	UAG	$3,600	$(1,049)	$2,551
02/2013	$	700	BRL	1,437	BRC	0	(1)	(1)
02/2013		5,100		10,483	HUS	0	(2)	(2)
02/2013		1,400		2,875	MSC	0	(2)	(2)
02/2013		47,781		98,445	UAG	99	(2)	97
02/2013		15,000	CNY	94,680	UAG	50	0	50
02/2013		110	EUR	83	DUB	0	0	0
02/2013		1,505		1,136	HUS	0	(5)	(5)
03/2013	CAD	6,807	$	6,888	BRC	56	0	56
03/2013		211,850		214,972	DUB	2,345	0	2,345
03/2013		68,082		68,944	RBC	612	0	612
03/2013	GBP	2,769		4,477	FBF	0	(21)	(21)
03/2013		16,197		25,940	JPM	0	(365)	(365)
03/2013	$	4,726	GBP	2,936	DUB	43	0	43
04/2013	MXN	1,446,094	$	108,832	MSC	0	(2,105)	(2,105)
04/2013	$	1,092	MXN	14,031	BRC	0	(16)	(16)
04/2013		9,784		129,335	CBK	138	0	138
04/2013		493		6,460	DUB	2	0	2
04/2013		1,409		18,927	FBF	43	0	43
04/2013		10,509		138,604	HUS	162	(38)	124
04/2013		3,160		41,343	JPM	12	0	12
04/2013		64,277		840,000	MSC	164	0	164
04/2013		4,213		54,427	UAG	2	(40)	(38)
06/2013	EUR	492	$	647	BPS	0	(3)	(3)
09/2013		200		251	BOA	0	(13)	(13)
09/2013		30,308		39,472	UAG	0	(634)	(634)
11/2013		62,244		80,433	FBF	0	(1,977)	(1,977)
12/2013		121,400		153,231	BOA	0	(7,587)	(7,587)
04/2014		200		253	BPS	0	(13)	(13)
04/2014		1,400		1,774	CBK	0	(83)	(83)
06/2014		300		379	BPS	0	(19)	(19)
06/2014		2,000		2,536	FBF	0	(120)	(120)
07/2014		200		253	BPS	0	(13)	(13)
08/2014		300		380	BPS	0	(19)	(19)

						$9,851	$(30,606)	$(20,755)

(p)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Bank Loan Obligations	$0	$20,308	$4,507	$24,815
Corporate Bonds & Notes
Banking & Finance	0	1,916,006	24,793	1,940,799
Industrials	0	314,844	0	314,844
Utilities	0	214,498	0	214,498
Municipal Bonds & Notes
California	0	233,901	0	233,901
Colorado	0	4,213	0	4,213
District of Columbia	0	15,809	0	15,809
Florida	0	5,509	0	5,509
Illinois	0	2,716	0	2,716
Iowa	0	789	0	789
Nebraska	0	7,763	0	7,763
Nevada	0	5,873	0	5,873
New Jersey	0	69,036	0	69,036
New York	0	62,754	0	62,754
Ohio	0	46,376	0	46,376
Texas	0	49,410	0	49,410
Washington	0	20,585	0	20,585
Wisconsin	0	3,700	0	3,700
U.S. Government Agencies	0	4,706,704	0	4,706,704
U.S. Treasury Obligations	0	2,953,727	0	2,953,727
Mortgage-Backed Securities	0	523,234	13,060	536,294
Asset-Backed Securities	0	155,936	29,649	185,585
Sovereign Issues	0	1,124,167	0	1,124,167
Convertible Preferred Securities
Banking & Finance	0	37,975	0	37,975

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Preferred Securities
Banking & Finance	$0	$0	$9,097	$9,097
Short-Term Instruments
Certificates of Deposit	0	352,373	0	352,373
Commercial Paper	0	36,741	0	36,741
Repurchase Agreements	0	235,598	0	235,598
Spain Treasury Bills	0	3,904	0	3,904
U.S. Treasury Bills	0	3,106	0	3,106
Central Funds Used for Cash Management Purposes	140,231	0	0	140,231
	$140,231	$13,127,555	$81,106	$13,348,892

Short Sales, at value	$0	$(18,570)	$0	$(18,570)

Financial Derivative Instruments - Assets
Credit Contracts	0	17,479	0	17,479
Foreign Exchange Contracts	0	9,851	0	9,851
Interest Rate Contracts	2,758	5,312	0	8,070
	$2,758	$32,642	$0	$35,400

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(5,961)	0	(5,961)
Foreign Exchange Contracts	0	(30,606)	0	(30,606)
Interest Rate Contracts	(1,435)	(6,189)	(166)	(7,790)
	$(1,435)	$(42,756)	$(166)	$(44,357)

Totals	$141,554	$13,098,871	$80,940	$13,321,365

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (3)
Investments, at value
Bank Loan Obligations	$0	$4,482	$0	$0	$0	$25	$0	$0	$4,507	$25
Corporate Bonds & Notes
Banking & Finance	22,326	0	(207)	(48)	(2)	2,724	0	0	24,793	2,700
U.S. Government Agencies	39	0	(39)	0	(1)	1	0	0	0	0
Mortgage-Backed Securities	1,033	11,391	0	(5)	0	641	0	0	13,060	641
Asset-Backed Securities	23,319	31,900	(3,524)	190	6	1,078	0	(23,320)	29,649	(58)
Preferred Securities
Banking & Finance	9,305	0	0	0	0	(208)	0	0	9,097	(208)

	$56,022	$47,773	$(3,770)	$137	$3	$4,261	$0	$(23,320)	$81,106	$3,100

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(341)	$0	$0	$0	$0	$175	$0	$0	$(166)	$175

Totals	$55,681	$47,773	$(3,770)	$137	$3	$4,436	$0	$(23,320)	$80,940	$3,275

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Bank Loan Obligations	$4,507	Benchmark Pricing	Base Price	96.74
Corporate Bonds & Notes
Banking & Finance	7,678	Benchmark Pricing	Base Price	101.13
	17,115	Third Party Vendor	Broker Quote	104.98
Mortgage-Backed Securities	11,898	Benchmark Pricing	Base Price	115.75
	1,162	Third Party Vendor	Broker Quote	83.00
Asset-Backed Securities	29,649	Benchmark Pricing	Base Price	99.91
Preferred Securities
Banking & Finance	9,097	Benchmark Pricing	Base Price	$7,393.89

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(166)	Indicative Market Quotations	Broker Quote	0.19-0.24

Total	$80,940

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

(q)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$6,155	$6,155
Unrealized appreciation on foreign currency contracts	0	0	0	9,851	0	9,851
Unrealized appreciation on OTC swap agreements	0	17,476	0	0	2,208	19,684

	$0	$17,476	$0	$9,851	$8,363	$35,690

Liabilities:
Written options outstanding	$0	$0	$0	$0	$908	$908
Variation margin payable on financial derivative instruments (2)	0	30	0	0	580	610
Unrealized depreciation on foreign currency contracts	0	0	0	30,606	0	30,606
Unrealized depreciation on OTC swap agreements	0	5,956	0	0	34	5,990

	$0	$5,987	$0	$30,606	$1,522	$38,115

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives:
Net realized gain on investments (purchased options)	$0	$0	$0	$0	$474	$474
Net realized gain on futures contracts	0	0	0	0	51,820	51,820
Net realized gain on written options	0	0	0	0	37,958	37,958
Net realized gain on swaps	0	21,217	0	0	31,799	53,016
Net realized gain on foreign currency transactions	0	0	0	9,661	0	9,661

	$0	$21,217	$0	$9,661	$122,051	$152,929

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(181)	$(181)
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(20,196)	(20,196)
Net change in unrealized (depreciation) on written options	0	0	0	0	(17,236)	(17,236)
Net change in unrealized appreciation (depreciation) on swaps	0	35,653	0	0	(6,407)	29,246
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(44,671)	0	(44,671)

	$0	$35,653	$0	$(44,671)	$(44,020)	$(53,038)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,323 and open centrally cleared swaps cumulative appreciation/(depreciation) of ($2,311) as reported in the Notes to Schedule of Investments.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(r)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(12,253)	$13,269	$1,016
BPS	(2,135)	2,347	212
BRC	4,465	(4,295)	170
CBK	870	(1,010)	(140)
DUB	7,332	(7,240)	92
FBF	(5,089)	5,702	613
GLM	14	0	14
GST	1,379	(1,560)	(181)
HUS	3,541	(3,560)	(19)
JPM	613	(850)	(237)
MSC	(1,944)	(323)	(2,267)
MYC	374	(2,975)	(2,601)
RBC	612	(540)	72
RYL	197	0	197
SOG	238	(420)	(182)
UAG	(4,296)	4,589	293

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.
■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the

U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (Cont.)

settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended December 31, 2012 are disclosed in the Notes to Schedule of Investments.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation

ANNUAL REPORT	DECEMBER 31, 2012	31

Notes to Financial Statements (Cont.)

Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(f) When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

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Notes to Financial Statements (Cont.)

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in

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the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by

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Notes to Financial Statements (Cont.)

the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio

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subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the

Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset

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Notes to Financial Statements (Cont.)

Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of

PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could

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be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the

Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$575,136	$312,139

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$267,620	$5,610,370	$(5,878,261)	$59	$223	$11	$1,170	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$0	$1,943,413	$(1,802,900)	$0	$(293)	$140,220	$1,213	$0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$64,001,378	$61,960,974	$2,140,695	$2,070,945

ANNUAL REPORT	DECEMBER 31, 2012	39

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	23,935	$275,353	4,894	$54,682
Administrative Class	182,735	2,088,313	170,336	1,902,763
Advisor Class	72,115	826,623	58,223	650,884
Issued as reinvestment of distributions
Institutional Class	1,534	17,696	915	10,148
Administrative Class	32,983	379,680	27,697	307,234
Advisor Class	6,105	70,363	3,266	36,176
Cost of shares redeemed
Institutional Class	(5,007)	(57,174)	(7,911)	(88,246)
Administrative Class	(163,368)	(1,876,021)	(149,557)	(1,669,759)
Advisor Class	(18,362)	(211,120)	(13,509)	(151,255)
Net increase resulting from Portfolio share transactions	132,670	$1,513,713	94,354	$1,052,627

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 29% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 13% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)

$279,675	$45,067	$452,205	$(50,847)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)

$12,917,164	$468,722	$(36,994)	$431,728

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)

12/31/2012	$461,948	$5,791	$—
12/31/2011	$279,884	$73,676	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

ANNUAL REPORT	DECEMBER 31, 2012	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
BRL	Brazilian Real	EUR	Euro	MXN	Mexican Peso
CAD	Canadian Dollar	GBP	British Pound	SGD	Singapore Dollar
CNY	Chinese Renminbi	JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.HY	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index	MCDX	Municipal Bond Credit Derivative Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	GTD	Guaranteed	PSF	Public School Fund

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

ANNUAL REPORT	DECEMBER 31, 2012	43

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

3.30%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.57%

For the current year pursuant to IRC Section 852(b)(3)(C)(v), the Fund designates an increase in net capital gain in the amount of $6,999,396 arising from a determination under Section 860(e) relating to a prior year.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

44	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2012	45

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

46	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2012	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

ANNUAL REPORT	DECEMBER 31, 2012	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

ANNUAL REPORT	DECEMBER 31, 2012	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT69AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Total Return Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	42
Glossary	43
Federal Income Tax Information	44
Management of the Trust	45
Privacy Policy	47
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	48

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, short sale risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	35.3%
U.S. Treasury Obligations	22.1%
Corporate Bonds & Notes	18.5%
Sovereign Issues	8.4%
Short-Term Instruments	5.8%
Other	9.9%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Total Return Portfolio Institutional Class	9.76%	8.13%	6.62%	7.21%
Barclays U.S. Aggregate Index±	4.21%	5.95%	5.18%	6.24%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.50% for Institutional Class shares.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,042.10	$1,022.62
Expenses Paid During Period†	$2.57	$2.54
Net Annualized Expense Ratio	0.50%	0.50%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	A focus on the intermediate portion of the U.S. yield curve benefited performance as intermediate yields fell during the reporting period.

»	An overweight to Agency mortgage-backed securities (“MBS”) added to returns as the sector outperformed like-duration U.S. Treasuries during the reporting period.

»

Within the investment grade corporate sector, a focus on bonds of financial companies added to returns as financials outperformed the overall investment grade corporate market during the reporting period.

»	An allocation to high yield corporate bonds added to performance as this sector outperformed like-duration U.S. Treasuries during the reporting period.

»	Duration exposure (or sensitivity to changes in market interest rates) to short-dated Italian debt later in the reporting period added to performance as Italian interest rates fell during this period.

»	Holdings of Build America Bonds contributed to performance as these securities outperformed like-duration U.S. Treasuries during the reporting period.

»	An overweight to emerging market external debt added to returns as the sector outperformed like-duration U.S. Treasuries during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Institutional Class
Net asset value beginning of year	$11.02	$11.08	$10.82	$10.31	$10.49
Net investment income (a)	0.26	0.27	0.25	0.50	0.48
Net realized/unrealized gain	0.80	0.14	0.64	0.93	0.02
Total income from investment operations	1.06	0.41	0.89	1.43	0.50
Dividends from net investment income	(0.31)	(0.31)	(0.29)	(0.58)	(0.48)
Distributions from net realized capital gains	(0.22)	(0.16)	(0.34)	(0.34)	(0.20)
Total distributions	(0.53)	(0.47)	(0.63)	(0.92)	(0.68)
Net asset value end of year	$11.55	$11.02	$11.08	$10.82	$10.31
Total return	9.76%	3.76%	8.27%	14.21%	4.95%
Net assets end of year (000s)	$482,907	$235,409	$259,876	$239,670	$156,745
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.59%	0.73%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	2.25%	2.46%	2.24%	4.63%	4.52%
Portfolio turnover rate	495%*	424%*	484%*	381%	355%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$12,973,063
Investments in Affiliates, at value	140,231
Repurchase agreements, at value	235,598
Cash	2,962
Deposits with counterparty	11
Foreign currency, at value	7,305
Receivable for investments sold	1,029,544
OTC swap premiums paid	16,760
Variation margin receivable on financial derivative instruments	6,155
Unrealized appreciation on foreign currency contracts	9,851
Unrealized appreciation on OTC swap agreements	19,684
Receivable for Portfolio shares sold	31,903
Interest and dividends receivable	63,101
Dividends receivable from Affiliates	90
14,536,258

Liabilities:
Payable for investments purchased	$3,146,450
Payable for investments in Affiliates purchased	89
Payable for reverse repurchase agreements	223,773
Payable for short sales	18,570
Written options outstanding	908
OTC swap premiums received	14,873
Variation margin payable on financial derivative instruments	610
Unrealized depreciation on foreign currency contracts	30,606
Unrealized depreciation on OTC swap agreements	5,990
Deposits from counterparty	28,322
Payable for Portfolio shares redeemed	8,725
Accrued investment advisory fees	2,243
Accrued supervisory and administrative fees	2,243
Accrued distribution fees	370
Accrued servicing fees	1,066
3,484,838

Net Assets	$11,051,420

Net Assets Consist of:
Paid in capital	$10,325,319
Undistributed net investment income	206,239
Accumulated undistributed net realized gain	77,641
Net unrealized appreciation	442,221
$11,051,420

Net Assets:
Institutional Class	$482,907
Administrative Class	8,733,829
Advisor Class	1,834,684

Shares Issued and Outstanding:
Institutional Class	41,824
Administrative Class	756,424
Advisor Class	158,900

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.55
Administrative Class	11.55
Advisor Class	11.55

Cost of Investments	$12,529,752
Cost of Investments in Affiliates	$140,220
Cost of Repurchase Agreements	$235,598
Cost of Foreign Currency Held	$7,288
Proceeds Received on Short Sales	$18,662
Premiums Received on Written Options	$7,623

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$278,910
Dividends	2,701
Dividends from Affiliate investments	2,383
Miscellaneous income	2
Total Income	283,996

Expenses:
Investment advisory fees	25,485
Supervisory and administrative fees	25,485
Servicing fees – Administrative Class	12,816
Distribution and/or servicing fees – Advisor Class	3,621
Trustees’ fees	57
Interest expense	97
Miscellaneous expense	1
Total Expenses	67,562

Net Investment Income	216,434

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	276,107
Net realized gain on Affiliate investments	59
Net realized gain on futures contracts	51,820
Net realized gain on written options	37,958
Net realized gain on swaps	53,016
Net realized gain on foreign currency transactions	2,005
Net change in unrealized appreciation on investments	334,333
Net change in unrealized (depreciation) on Affiliate investments	(27)
Net change in unrealized (depreciation) on futures contracts	(20,196)
Net change in unrealized (depreciation) on written options	(17,236)
Net change in unrealized appreciation on swaps	29,246
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(43,979)
Net Gain	703,106

Net Increase in Net Assets Resulting from Operations	$919,540

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$216,434	$198,015
Net realized gain	420,906	91,973
Net realized gain (loss) on Affiliate investments	59	(664)
Net change in unrealized appreciation	282,168	10,799
Net change in unrealized appreciation (depreciation) on Affiliate investments	(27)	361
Net increase resulting from operations	919,540	300,484

Distributions to Shareholders:
From net investment income
Institutional Class	(9,004)	(6,737)
Administrative Class	(216,458)	(196,944)
Advisor Class	(36,482)	(20,996)
From net realized capital gains
Institutional Class	(8,692)	(3,411)
Administrative Class	(163,223)	(110,292)
Advisor Class	(33,880)	(15,180)

Total Distributions	(467,739)	(353,560)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	1,513,713	1,052,627

Total Increase in Net Assets	1,965,514	999,551

Net Assets:
Beginning of year	9,085,906	8,086,355
End of year*	$11,051,420	$9,085,906

*Including undistributed net investment income of:	$206,239	$144,786

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.2%
Biomet, Inc.
3.210% - 3.212% due 03/25/2015		$253	$254
Gresham Capital CLO BV
1.000% due 03/23/2026	GBP	2,877	4,507
HCA, Inc.
3.561% due 03/31/2017		$4,400	4,418
Springleaf Financial Funding Co.
5.500% due 05/10/2017		15,700	15,636

Total Bank Loan Obligations (Cost $24,543)			24,815

CORPORATE BONDS & NOTES 22.3%

BANKING & FINANCE 17.5%
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		5,800	5,897
Ally Financial, Inc.
3.510% due 02/11/2014		6,100	6,232
3.709% due 06/20/2014		500	514
4.500% due 02/11/2014		500	516
4.625% due 06/26/2015		6,200	6,467
5.500% due 02/15/2017		12,200	13,107
6.750% due 12/01/2014		200	217
7.500% due 09/15/2020		900	1,090
8.300% due 02/12/2015		11,100	12,390
American Express Bank FSB
6.000% due 09/13/2017		3,600	4,348
American Express Centurion Bank
6.000% due 09/13/2017		3,900	4,718
American Express Co.
7.000% due 03/19/2018		33,500	42,357
American Express Credit Corp.
5.875% due 05/02/2013		700	713
American General Institutional Capital
7.570% due 12/01/2045		10,000	11,900
8.125% due 03/15/2046		3,200	4,024
American International Group, Inc.
0.382% due 07/19/2013	EUR	100	132
4.900% due 06/02/2014	CAD	6,000	6,251
5.050% due 10/01/2015		$12,500	13,804
5.450% due 05/18/2017		1,100	1,265
5.600% due 10/18/2016		6,100	6,970
5.850% due 01/16/2018		29,400	34,822
6.250% due 03/15/2087		2,100	2,252
8.000% due 05/22/2068	EUR	12,900	19,738
8.175% due 05/15/2068		$3,000	3,922
8.250% due 08/15/2018		18,450	24,289
ANZ New Zealand International Ltd.
6.200% due 07/19/2013		12,600	12,934
Australia & New Zealand Banking Group Ltd.
1.162% due 05/08/2013		16,400	16,414
2.125% due 01/10/2014		1,400	1,420
Banco do Brasil S.A.
3.058% due 07/02/2014		7,600	7,678
5.875% due 01/19/2023		1,200	1,323
Banco Santander Brasil S.A.
2.408% due 03/18/2014		1,000	997
4.250% due 01/14/2016		1,800	1,876
4.500% due 04/06/2015		13,100	13,624
Bank of America Corp.
0.640% due 08/15/2016		2,800	2,613
1.733% due 01/30/2014		30,400	30,662
6.500% due 08/01/2016		32,700	37,781
Bank of America N.A.
6.000% due 10/15/2036		2,100	2,575

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		$2,100	$2,371
Bank of Montreal
2.850% due 06/09/2015		7,200	7,609
Bank of Nova Scotia
1.650% due 10/29/2015		5,200	5,355
1.950% due 01/30/2017		500	521
Banque PSA Finance S.A.
2.206% due 04/04/2014		12,100	11,953
Barclays Bank PLC
10.179% due 06/12/2021		2,080	2,843
BBVA Bancomer S.A.
4.500% due 03/10/2016		3,200	3,416
6.500% due 03/10/2021		6,400	7,136
7.250% due 04/22/2020		6,400	7,168
BBVA U.S. Senior S.A.U.
2.435% due 05/16/2014		39,700	39,375
Bear Stearns Cos. LLC
6.400% due 10/02/2017		27,900	33,532
7.250% due 02/01/2018		14,500	18,183
BNP Paribas S.A.
0.751% due 04/08/2013		7,100	7,102
1.250% due 01/10/2014		21,100	21,169
5.186% due 06/29/2015 (c)		15,600	15,132
BPCE S.A.
2.375% due 10/04/2013		2,100	2,122
CIT Group, Inc.
5.250% due 04/01/2014		2,200	2,288
Citigroup, Inc.
0.581% due 06/09/2016		13,100	12,389
1.160% due 02/15/2013		13,600	13,602
1.790% due 01/13/2014		27,700	27,962
2.310% due 08/13/2013		5,900	5,958
4.875% due 05/07/2015		6,100	6,488
5.365% due 03/06/2036 (m)	CAD	4,700	4,584
5.500% due 04/11/2013		$21,700	21,925
5.500% due 10/15/2014		5,400	5,796
5.850% due 07/02/2013		1,400	1,436
Credit Agricole Home Loan SFH
1.069% due 07/21/2014		31,000	31,064
Credit Agricole S.A.
1.769% due 01/21/2014		26,400	26,627
8.375% due 10/13/2019 (c)		2,700	2,875
Credit Suisse
2.200% due 01/14/2014		4,800	4,874
Dexia Credit Local S.A.
0.711% due 03/05/2013		48,000	47,932
0.793% due 04/29/2014		21,700	21,424
2.750% due 04/29/2014		17,400	17,762
DNB Bank ASA
3.200% due 04/03/2017		6,500	6,928
Dragon LLC
1.972% due 03/12/2024		962	986
Export-Import Bank of India
2.461% due 03/30/2016		5,000	4,985
Export-Import Bank of Korea
4.000% due 01/29/2021		5,100	5,504
4.125% due 09/09/2015		12,000	12,967
5.125% due 06/29/2020		3,600	4,151
5.875% due 01/14/2015		29,900	32,807
8.125% due 01/21/2014		5,000	5,378
FCE Bank PLC
7.125% due 01/15/2013	EUR	1,900	2,514
Fifth Third Bancorp
0.729% due 12/20/2016		$3,000	2,890
Ford Motor Credit Co. LLC
5.875% due 08/02/2021		1,500	1,748
7.000% due 10/01/2013		22,315	23,377

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 04/15/2015		$7,500	$8,382
8.000% due 06/01/2014		300	327
8.000% due 12/15/2016		500	605
8.700% due 10/01/2014		3,600	4,050
General Electric Capital Corp.
5.500% due 09/15/2067	EUR	24,100	31,792
6.375% due 11/15/2067		$13,700	14,488
6.875% due 01/10/2039		53,600	72,920
7.125% due 06/15/2022 (c)		1,100	1,248
Goldman Sachs Group, Inc.
0.549% due 01/30/2017	EUR	4,000	5,018
5.250% due 07/27/2021		$8,800	10,040
5.375% due 03/15/2020		5,500	6,307
5.950% due 01/18/2018		17,300	20,147
6.250% due 09/01/2017		5,900	6,965
GSPA Monetization Trust
6.422% due 10/09/2029		16,303	17,115
HBOS PLC
1.011% due 09/06/2017		7,700	6,663
HSBC Bank PLC
2.000% due 01/19/2014		2,900	2,931
HSBC Finance Corp.
0.468% due 04/05/2013	EUR	4,300	5,678
HSBC Holdings PLC
6.500% due 09/15/2037		$2,900	3,623
7.625% due 05/17/2032		1,700	2,207
HSBC USA, Inc.
1.625% due 01/16/2018		19,700	19,734
ING Bank NV
1.711% due 06/09/2014		7,200	7,270
2.000% due 10/18/2013		2,700	2,712
2.650% due 01/14/2013		1,300	1,301
International Lease Finance Corp.
5.250% due 01/10/2013		2,680	2,685
5.750% due 05/15/2016		1,900	2,012
5.875% due 05/01/2013		1,000	1,017
6.375% due 03/25/2013		2,580	2,617
6.750% due 09/01/2016		4,500	5,074
Intesa Sanpaolo SpA
2.712% due 02/24/2014		11,600	11,590
IPIC GMTN Ltd.
5.000% due 11/15/2020		4,700	5,367
JPMorgan Chase & Co.
0.434% due 09/26/2013	EUR	900	1,189
1.058% due 05/02/2014		$75,100	75,640
4.400% due 07/22/2020		1,200	1,356
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		11,000	13,032
Korea Development Bank
8.000% due 01/23/2014		3,000	3,222
Korea Exchange Bank
3.125% due 06/26/2017		5,200	5,424
Korea Finance Corp.
3.250% due 09/20/2016		2,400	2,530
LBG Capital PLC
6.439% due 05/23/2020	EUR	2,000	2,629
7.588% due 05/12/2020	GBP	100	171
7.869% due 08/25/2020		200	347
7.875% due 11/01/2020		$2,800	3,040
8.000% due 06/15/2020 (c)		6,000	6,255
8.500% due 12/17/2021 (c)		1,100	1,147
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (c)		32,700	37,887
Macquarie Group Ltd.
7.300% due 08/01/2014		22,075	23,822
Merrill Lynch & Co., Inc.
0.456% due 01/31/2014	EUR	1,300	1,705
6.150% due 04/25/2013		$8,200	8,332
6.875% due 04/25/2018		17,500	21,112

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
0.820% due 10/15/2015		$700	$679
1.293% due 04/29/2013		7,700	7,718
2.810% due 05/14/2013		21,800	21,951
5.950% due 12/28/2017		10,600	12,012
6.000% due 04/28/2015		38,480	41,933
7.300% due 05/13/2019		1,200	1,459
National Australia Bank Ltd.
1.067% due 04/11/2014		30,500	30,699
5.350% due 06/12/2013		6,100	6,238
National Bank of Canada
2.200% due 10/19/2016		2,500	2,633
Nationwide Building Society
6.250% due 02/25/2020		9,300	10,991
Nordea Bank AB
2.125% due 01/14/2014		2,300	2,323
4.875% due 01/27/2020		15,300	17,643
Nordea Eiendomskreditt A/S
0.771% due 04/07/2015		20,100	20,093
Pacific LifeCorp
6.000% due 02/10/2020		2,200	2,457
Principal Life Income Funding Trusts
5.300% due 04/24/2013		5,200	5,275
Qatari Diar Finance QSC
5.000% due 07/21/2020		5,800	6,800
QNB Finance Ltd.
3.125% due 11/16/2015		3,000	3,101
Rabobank Group
6.875% due 03/19/2020	EUR	21,900	32,283
11.000% due 06/30/2019 (c)		$975	1,327
RCI Banque S.A.
2.217% due 04/11/2014		41,600	41,597
Resona Bank Ltd.
5.850% due 04/15/2016 (c)		1,400	1,508
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (c)		21,900	20,914
Royal Bank of Scotland PLC
1.051% due 09/29/2015		200	188
1.120% due 10/14/2016		300	275
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		2,400	2,630
5.499% due 07/07/2015		13,100	14,227
SLM Corp.
0.513% due 06/17/2013	EUR	200	262
0.615% due 01/27/2014		$1,650	1,635
5.000% due 10/01/2013		3,200	3,292
5.000% due 04/15/2015		5,000	5,295
6.250% due 01/25/2016		1,900	2,076
8.000% due 03/25/2020		12,600	14,458
8.450% due 06/15/2018		5,000	5,875
Societe Generale S.A.
1.397% due 04/11/2014		2,700	2,705
Springleaf Finance Corp.
3.250% due 01/16/2013	EUR	2,000	2,652
4.125% due 11/29/2013		10,000	13,147
SSIF Nevada LP
1.040% due 04/14/2014		$68,400	68,805
State Bank of India
4.500% due 07/27/2015		6,000	6,297
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		7,917	8,260
Stone Street Trust
5.902% due 12/15/2015		9,500	10,406
Temasek Financial Ltd.
4.300% due 10/25/2019		4,600	5,300
Turkiye Garanti Bankasi A/S
2.819% due 04/20/2016		3,100	3,092

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS AG
1.313% due 01/28/2014	$2,400	$2,415
5.750% due 04/25/2018	3,600	4,277
5.875% due 12/20/2017	4,700	5,598
UFJ Finance Aruba AEC
6.750% due 07/15/2013	300	310
USB Capital
3.500% due 01/31/2013 (c)	9,200	8,328
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017	200	220
5.450% due 11/22/2017	2,600	2,899
Wachovia Corp.
5.500% due 05/01/2013	8,300	8,439
Wells Fargo Capital
5.950% due 12/01/2086	25,100	25,853
Westpac Banking Corp.
1.041% due 03/31/2014	21,900	22,045
3.585% due 08/14/2014	4,900	5,139

		1,940,799

INDUSTRIALS 2.9%
Altria Group, Inc.
7.750% due 02/06/2014	8,680	9,332
9.700% due 11/10/2018	2,162	3,029
Amgen, Inc.
1.875% due 11/15/2014	2,000	2,046
3.625% due 05/15/2022	1,800	1,936
6.150% due 06/01/2018	1,200	1,459
Anheuser-Busch InBev Worldwide, Inc.
0.863% due 01/27/2014	32,400	32,579
Baidu, Inc.
2.250% due 11/28/2017	10,200	10,285
Braskem Finance Ltd.
5.750% due 04/15/2021	2,700	2,855
Coca-Cola Enterprises, Inc.
1.125% due 11/12/2013	16,600	16,678
CSN Islands Corp.
6.875% due 09/21/2019	3,000	3,375
CSN Resources S.A.
6.500% due 07/21/2020	20,600	22,454
Daimler Finance North America LLC
1.510% due 09/13/2013	9,298	9,352
Dell, Inc.
4.700% due 04/15/2013	500	506
DISH DBS Corp.
7.000% due 10/01/2013	1,400	1,460
Ecopetrol S.A.
7.625% due 07/23/2019	4,600	5,968
ENN Energy Holdings Ltd.
6.000% due 05/13/2021	1,400	1,615
Enterprise Products Operating LLC
6.375% due 02/01/2013	1,500	1,506
General Mills, Inc.
0.660% due 05/16/2014	10,000	10,025
Gerdau Holdings, Inc.
7.000% due 01/20/2020	1,900	2,219
Gerdau Trade, Inc.
5.750% due 01/30/2021	5,100	5,636
GTL Trade Finance, Inc.
7.250% due 10/20/2017	1,400	1,624
Hewlett-Packard Co.
0.592% due 05/24/2013	4,700	4,687
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	3,600	3,899
International Business Machines Corp.
5.700% due 09/14/2017	2,400	2,900

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MGM Resorts International
13.000% due 11/15/2013		$1,900	$2,111
Mondelez International, Inc.
2.625% due 05/08/2013		17,990	18,106
Noble Group Ltd.
4.875% due 08/05/2015		4,800	4,974
6.625% due 08/05/2020		5,000	5,188
6.750% due 01/29/2020		7,100	7,517
Ohio National Financial Services, Inc.
6.375% due 04/30/2020		2,500	2,849
Pearson Dollar Finance PLC
5.500% due 05/06/2013		5,000	5,075
Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	200	305
7.500% due 12/18/2013	GBP	200	344
Petrobras International Finance Co.
7.875% due 03/15/2019		$38,300	47,997
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		12,155	12,737
Rohm & Haas Co.
6.000% due 09/15/2017		3,700	4,386
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		1,100	1,224
Teva Pharmaceutical Finance Co. BV
1.212% due 11/08/2013		7,000	7,047
Time Warner Cable, Inc.
6.200% due 07/01/2013		400	411
Union Pacific Corp.
4.163% due 07/15/2022		3,684	4,171
UnitedHealth Group, Inc.
4.875% due 02/15/2013		5,200	5,226
Vale Overseas Ltd.
4.625% due 09/15/2020		2,000	2,169
5.625% due 09/15/2019		16,600	18,942
Vivendi S.A.
2.400% due 04/10/2015		6,500	6,640

			314,844

UTILITIES 1.9%
BellSouth Corp.
4.020% due 04/26/2021		62,500	63,151
Cleco Power LLC
6.000% due 12/01/2040		10,800	12,841
DTE Energy Co.
1.011% due 06/03/2013		4,700	4,709
Entergy Corp.
3.625% due 09/15/2015		12,200	12,774
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		2,500	2,685
6.212% due 11/22/2016		1,200	1,347
7.343% due 04/11/2013		1,700	1,729
8.146% due 04/11/2018		6,700	8,298
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		448	505
Gazprom OAO Via RBS AG
9.625% due 03/01/2013		1,500	1,524
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		700	768
10.500% due 03/25/2014		800	878
Korea Electric Power Corp.
5.125% due 04/23/2034		90	95
Majapahit Holding BV
7.250% due 06/28/2017		4,700	5,593
7.750% due 10/17/2016		3,405	4,039
7.750% due 01/20/2020		3,100	3,914
8.000% due 08/07/2019		5,100	6,477

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016	$2,500	$2,691
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	14,915	16,817
Petroleos Mexicanos
5.500% due 01/21/2021	13,300	15,608
Qtel International Finance Ltd.
3.375% due 10/14/2016	11,300	11,877
4.750% due 02/16/2021	4,200	4,757
Qwest Corp.
3.558% due 06/15/2013	10,841	10,926
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	2,600	3,230
6.750% due 09/30/2019	2,000	2,517
TNK-BP Finance S.A.
6.625% due 03/20/2017	1,000	1,142
7.875% due 03/13/2018	5,700	6,948
Verizon Communications, Inc.
5.250% due 04/15/2013	1,500	1,521
Virginia Electric and Power Co.
4.750% due 03/01/2013	1,000	1,007
Vodafone Group PLC
5.000% due 12/16/2013	3,960	4,130

		214,498

Total Corporate Bonds & Notes (Cost $2,300,861)		2,470,141

MUNICIPAL BONDS & NOTES 4.8%

CALIFORNIA 2.1%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	2,200	2,790
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	2,700	3,888
7.043% due 04/01/2050	8,600	12,545
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,200	2,596
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	5,100	7,098
7.550% due 04/01/2039	2,000	2,886
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	5,800	8,479
7.625% due 03/01/2040	18,600	26,890
7.700% due 11/01/2030	100	124
7.950% due 03/01/2036	29,300	36,440
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	1,400	1,208
Irvine Ranch Water District Joint Powers Agency, California Revenue Notes, Series 2012
2.388% due 03/15/2014	17,200	17,243
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	8,200	10,270
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,200	1,532
7.618% due 08/01/2040	1,800	2,386
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	2,700	3,919

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Unified School District, California General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2023	$11,800	$13,382
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	8,100	10,820
Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	2,000	2,353
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,300	1,538
Riverside Community College District, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	462
7.021% due 08/01/2040	700	811
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	11,800	16,123
San Francisco, California City & County Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.950% due 11/01/2050	26,285	37,466
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	1,500	1,337
5.125% due 06/01/2046	655	548
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	1,000	1,005
6.398% due 05/15/2031	1,200	1,498
6.548% due 05/15/2048	4,700	6,264

		233,901

COLORADO 0.0%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2006
5.000% due 09/01/2036	3,900	4,213

DISTRICT OF COLUMBIA 0.1%
Metropolitan Washington Airports Authority, District of Columbia Revenue Bonds, (BABs), Series 2009
7.462% due 10/01/2046	13,000	15,809

FLORIDA 0.1%
Miami-Dade County, Florida Aviation Revenue Bonds, (AGM Insured), Series 2008
5.000% due 10/01/2041	5,100	5,509

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	2,400	2,716

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	800	789

NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	6,500	7,763

NEVADA 0.1%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	4,100	5,873

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NEW JERSEY 0.6%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024	$22,540	$14,279
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.308% due 06/15/2013	15,900	15,933
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	24,500	36,185
Tobacco Settlement Financing Corp. New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	2,900	2,639

		69,036

NEW YORK 0.6%
JPMorgan Chase Putters/Drivers Trust, New York Revenue Bonds, Series 2008
8.429% due 06/15/2031	5,130	7,020
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2027	2,800	3,403
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	26,300	32,473
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	2,100	2,804
6.282% due 06/15/2042	2,100	2,504
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2030	9,500	11,487
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	2,500	3,063

		62,754

OHIO 0.4%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	29,100	42,772
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2030	100	91
6.500% due 06/01/2047	3,600	3,513

		46,376

TEXAS 0.5%
City Public Service Board of San Antonio, Texas Revenue Bonds, Series 2012
5.000% due 02/01/2023	10,125	12,810
JPMorgan Chase Putters/Drivers Trust, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2008
8.501% due 02/15/2031	3,390	4,741
JPMorgan Chase Putters/Drivers Trust, Texas Revenue Bonds, Series 2008
8.418% due 02/01/2027	2,575	3,604
8.502% due 10/01/2031	6,240	8,904
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	14,800	19,351

		49,410

WASHINGTON 0.2%
Energy Northwest, Washington Revenue Notes, Series 2012
2.803% due 07/01/2021	20,000	20,585

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WISCONSIN 0.0%
Wisconsin State Revenue Bonds, (AGM Insured), Series 2008
5.050% due 05/01/2018	$3,200	$3,700

Total Municipal Bonds & Notes (Cost $446,433)		528,434

U.S. GOVERNMENT AGENCIES 42.6%
Fannie Mae
0.270% due 12/25/2036 - 07/25/2037	3,565	3,455
0.460% due 05/25/2037	1,081	1,084
0.520% due 04/25/2037	3,533	3,552
0.560% due 03/25/2044	2,308	2,244
0.620% due 09/25/2035	1,548	1,563
0.660% due 09/25/2035	7,597	7,669
0.875% due 08/28/2017 - 12/20/2017	20,900	20,977
0.910% due 10/25/2037	1,908	1,930
1.110% due 07/25/2039	1,510	1,528
1.125% due 04/27/2017	24,000	24,465
1.250% due 01/30/2017	13,700	14,059
1.360% due 06/01/2043 - 07/01/2044	2,413	2,448
1.560% due 09/01/2040	16	16
2.075% due 04/01/2035	3,912	4,117
2.296% due 01/01/2025	11	11
2.310% due 08/01/2022	4,700	4,801
2.364% due 11/01/2025	1	1
2.396% due 09/01/2039	28	29
2.475% due 04/01/2019	14,800	15,747
2.500% due 08/01/2022 - 11/01/2027	60,395	63,248
2.551% due 08/01/2035	1,420	1,508
2.670% due 08/01/2022	796	831
2.713% due 05/25/2035	419	445
2.870% due 09/01/2027	6,700	6,613
3.000% due 12/01/2020 - 01/01/2043	363,429	382,090
3.330% due 11/01/2021	1,375	1,512
3.500% due 11/01/2025 - 01/01/2043	557,965	594,743
3.837% due 10/01/2032	603	613
4.000% due 01/01/2026 - 02/01/2043	917,802	984,376
4.039% due 11/01/2035	122	127
4.491% due 12/01/2036	1,038	1,099
4.500% due 11/01/2021 - 02/01/2043	1,155,177	1,250,866
4.501% due 07/01/2019	29,812	34,651
4.612% due 09/01/2034	779	843
5.000% due 02/13/2017 - 02/01/2043	128,751	140,347
5.034% due 09/01/2035	385	413
5.150% due 08/01/2035	691	744
5.375% due 06/12/2017	8,100	9,750
5.500% due 09/01/2017 - 02/01/2043	261,165	284,358
6.000% due 09/01/2016 - 01/01/2039	147,610	161,808
6.500% due 11/01/2034	67	80
7.000% due 04/25/2023 - 06/01/2032	1,080	1,252
Freddie Mac
0.359% due 07/15/2019	1,949	1,952
0.509% due 05/15/2036	2,565	2,574
0.659% due 11/15/2030	13	13

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.709% due 09/15/2030	$12	$12
0.909% due 08/15/2037	24,367	24,635
0.929% due 05/15/2037	688	692
1.000% due 03/08/2017 (i)	65,200	66,099
1.000% due 06/29/2017 - 09/29/2017	117,600	119,072
1.250% due 05/12/2017 - 10/02/2019	40,800	41,025
1.360% due 02/25/2045	364	353
1.750% due 05/30/2019	7,200	7,458
2.375% due 01/13/2022	5,900	6,169
2.482% due 07/01/2027	1	1
2.497% due 01/01/2028	1	1
2.533% due 07/01/2030	1	1
3.750% due 03/27/2019	2,000	2,315
4.000% due 04/01/2029 - 01/01/2043	148,860	159,172
4.500% due 03/01/2029 - 10/01/2041	186,377	200,593
5.000% due 02/16/2017	2,900	3,420
5.500% due 08/23/2017 - 10/01/2038	11,924	13,026
6.000% due 07/01/2016 - 01/01/2043	22,067	24,070
6.500% due 03/01/2013 - 10/01/2037	211	238
7.000% due 06/15/2023	588	675
7.500% due 07/15/2030 - 03/01/2032	117	143
8.500% due 08/01/2024	7	8
Ginnie Mae
0.711% due 09/20/2030	10	10
0.809% due 02/16/2030	107	109
1.625% due 02/20/2027 - 02/20/2032	350	362
1.750% due 04/20/2026 - 05/20/2030	48	50
2.000% due 07/20/2030	5	5
6.000% due 12/15/2038 - 11/15/2039	158	177
Small Business Administration
5.130% due 09/01/2023	34	38
6.290% due 01/01/2021	47	52
7.500% due 04/01/2017	158	171

Total U.S. Government Agencies (Cost $4,647,273)		4,706,704

U.S. TREASURY OBLIGATIONS 26.7%
U.S. Treasury Bonds
3.125% due 11/15/2041 (h)(i)(j)	24,200	25,240
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2017 (j)	19,554	20,946
0.125% due 01/15/2022	175,888	191,044
0.125% due 07/15/2022	66,288	71,928
0.625% due 07/15/2021	33,253	37,799
0.750% due 02/15/2042	50,059	54,904
1.125% due 01/15/2021	48,114	56,526
1.250% due 07/15/2020	21,001	24,919
1.375% due 07/15/2018	1,716	1,999
1.625% due 01/15/2018	1,767	2,050
1.750% due 01/15/2028	69,010	89,379
2.000% due 01/15/2026	45,686	59,931
2.125% due 01/15/2019	37,386	45,415
2.375% due 01/15/2025	63,445	85,665
2.375% due 01/15/2027	33,952	46,830
2.500% due 01/15/2029	30,275	43,170
3.625% due 04/15/2028	12,443	19,749

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 04/15/2029		$32,644	$54,126
U.S. Treasury Notes
0.750% due 10/31/2017 (j)		19,900	19,961
0.750% due 12/31/2017		26,800	26,838
0.875% due 07/31/2019		81,100	80,048
1.000% due 06/30/2019 (h)(i)		179,200	178,556
1.000% due 08/31/2019 (i)(j)		286,500	284,642
1.000% due 09/30/2019		155,200	154,024
1.000% due 11/30/2019 (j)		474,000	469,038
1.125% due 05/31/2019 (h)(i)(j)		51,300	51,592
1.125% due 12/31/2019		50,100	49,920
1.500% due 08/31/2018 (h)(i)(j)		147,600	152,766
1.625% due 08/15/2022		127,000	126,047
1.625% due 11/15/2022 (f)		354,000	349,741
2.625% due 04/30/2018		8,200	8,983
2.875% due 03/31/2018		10,300	11,415
3.375% due 11/15/2019		16,100	18,493
3.500% due 02/15/2018		11,800	13,432
3.625% due 08/15/2019		1,300	1,513
3.625% due 02/15/2020		21,500	25,098

Total U.S. Treasury Obligations (Cost $2,903,770)			2,953,727

MORTGAGE-BACKED SECURITIES 4.9%
American Home Mortgage Investment Trust
2.526% due 02/25/2045		1,441	1,404
Arran Residential Mortgages Funding PLC
1.391% due 05/16/2047	EUR	163	216
1.391% due 11/19/2047		21,968	29,130
1.591% due 05/16/2047		11,300	15,226
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049		$11,600	13,455
5.726% due 05/10/2045		6,400	7,348
Banc of America Funding Corp.
2.619% due 05/25/2035		1,977	2,058
Banc of America Large Loan, Inc.
2.509% due 11/15/2015		1,923	1,924
Banc of America Mortgage Trust
3.119% due 05/25/2033		2,270	2,277
6.500% due 10/25/2031		185	196
BCAP LLC Trust
5.430% due 03/26/2037		1,400	1,162
Bear Stearns Adjustable Rate Mortgage Trust
2.370% due 02/25/2036		252	245
2.643% due 04/25/2033		327	331
2.831% due 11/25/2030		2	2
2.959% due 02/25/2033		55	50
2.972% due 01/25/2035		1,022	1,013
3.007% due 04/25/2034		1,370	1,323
3.064% due 01/25/2034		815	830
3.117% due 11/25/2034		4,991	4,866
3.129% due 07/25/2034		1,772	1,629
3.472% due 11/25/2034		1,213	1,227
3.831% due 02/25/2033		31	32
5.313% due 01/25/2035		722	748
Bear Stearns Alt-A Trust
2.960% due 05/25/2035		3,740	3,439
3.001% due 09/25/2035		2,221	1,755
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044		1,000	1,137
5.471% due 01/12/2045		2,800	3,270
5.700% due 06/11/2050		9,400	11,244
5.703% due 06/11/2050		8,168	8,677
Bear Stearns Structured Products, Inc.
2.797% due 01/26/2036		4,531	2,996

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.829% due 12/26/2046		$2,517	$1,439
Chase Mortgage Finance Corp.
5.236% due 01/25/2036 ^		7,853	7,715
Citigroup Mortgage Loan Trust, Inc.
2.570% due 10/25/2035		770	744
2.737% due 05/25/2035		2,766	2,653
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		3,000	3,453
Commercial Mortgage Pass-Through Certificates
5.383% due 02/15/2040		530	590
Countrywide Alternative Loan Trust
0.380% due 05/25/2047		4,752	3,383
0.390% due 05/25/2047		3,335	2,367
0.400% due 09/25/2046		48,031	33,130
0.410% due 05/25/2036		12,424	8,600
Countrywide Home Loan Mortgage Pass-Through Trust
2.783% due 02/20/2036		988	854
2.803% due 02/20/2035		5,547	5,207
2.934% due 11/25/2034		3,219	2,946
Credit Suisse First Boston Mortgage Securities Corp.
4.903% due 06/25/2032		20	20
Credit Suisse Mortgage Pass-Through Certificates
5.676% due 03/15/2039		900	1,018
Deutsche ALT-A Securities, Inc.
0.710% due 02/25/2035		968	788
Epic Opera PLC
0.778% due 07/28/2016	GBP	5,384	8,562
European Loan Conduit
0.342% due 05/15/2019	EUR	486	604
First Horizon Alternative Mortgage Securities
2.432% due 08/25/2035		$7,454	6,297
2.570% due 09/25/2035		116	97
First Horizon Mortgage Pass-Through Trust
2.598% due 10/25/2035		7,465	6,630
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		3	3
Granite Master Issuer PLC
0.411% due 12/20/2054		3,833	3,770
0.814% due 12/20/2054	GBP	3,866	6,176
Granite Mortgages PLC
0.464% due 09/20/2044	EUR	397	519
0.585% due 01/20/2044		395	518
0.898% due 09/20/2044	GBP	3,157	5,065
0.909% due 01/20/2044		599	962
Greenpoint Mortgage Pass-Through Certificates
3.168% due 10/25/2033		$2,012	1,998
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		400	429
5.317% due 06/10/2036		898	937
5.444% due 03/10/2039		4,400	5,085
GS Mortgage Securities Corp.
1.103% due 03/06/2020		4,531	4,535
5.396% due 08/10/2038		905	957
GSR Mortgage Loan Trust
2.660% due 09/25/2035		9,100	9,167
5.127% due 11/25/2035		2,904	2,880
Harborview Mortgage Loan Trust
0.400% due 01/19/2038		7,815	6,063
0.430% due 05/19/2035		736	581
0.460% due 01/19/2036		15,291	9,963
0.960% due 10/19/2035		5,269	3,911
3.075% due 07/19/2035		3,016	2,462
Holmes Master Issuer PLC
1.560% due 10/15/2054	EUR	6,300	8,405
Indymac Adjustable Rate Mortgage Trust
1.820% due 01/25/2032		$3	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Indymac Index Mortgage Loan Trust
0.420% due 04/25/2046	$8,080	$5,831
JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% due 11/15/2043	12,600	14,262
4.158% due 01/12/2039	5,449	5,614
5.336% due 05/15/2047	6,800	7,806
5.420% due 01/15/2049	20,956	24,302
5.648% due 03/18/2051	10,300	11,898
5.882% due 02/15/2051	1,770	2,097
JPMorgan Mortgage Trust
2.600% due 06/25/2035	1,030	1,017
2.995% due 08/25/2034	12,036	11,939
3.002% due 10/25/2036	11,853	9,278
4.963% due 02/25/2035	1,006	1,024
5.750% due 01/25/2036	1,644	1,599
MASTR Adjustable Rate Mortgages Trust
0.910% due 01/25/2047 ^	7,898	4,370
Merrill Lynch Floating Trust
0.751% due 07/09/2021	9,815	9,777
Merrill Lynch Mortgage Investors Trust
0.460% due 11/25/2035	459	431
1.214% due 10/25/2035	1,108	1,092
2.480% due 04/25/2035	13,104	13,009
Merrill Lynch Mortgage Investors, Inc.
0.420% due 02/25/2036	2,935	2,562
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	5,500	6,380
Morgan Stanley Capital Trust
5.610% due 04/15/2049	5,223	5,393
5.809% due 12/12/2049	600	715
5.882% due 06/11/2049	3,100	3,667
Morgan Stanley Re-REMIC Trust
5.789% due 08/12/2045	2,200	2,582
Prime Mortgage Trust
0.610% due 02/25/2019	14	14
0.610% due 02/25/2034	303	287
Residential Accredit Loans, Inc. Trust
3.820% due 12/25/2035	1,056	752
Residential Asset Securitization Trust
0.660% due 10/25/2035	4,303	3,270
Sovereign Commercial Mortgage Securities Trust
5.982% due 07/22/2030	196	199
Structured Adjustable Rate Mortgage Loan Trust
0.410% due 04/25/2047	5,588	3,479
5.293% due 07/25/2035	760	694
Structured Asset Mortgage Investments, Inc.
0.460% due 07/19/2035	4,583	4,546
0.870% due 09/19/2032	80	77
Structured Asset Securities Corp.
2.393% due 07/25/2032	7	7
2.584% due 02/25/2032	9	9
Suntrust Adjustable Rate Mortgage Loan Trust
5.808% due 02/25/2037 ^	8,035	6,577
Thornburg Mortgage Securities Trust
5.750% due 06/25/2047	39,658	35,079
Wachovia Bank Commercial Mortgage Trust
0.289% due 06/15/2020	5,415	5,332
5.509% due 04/15/2047	3,200	3,718
Wachovia Mortgage Loan Trust LLC
3.032% due 05/20/2036 ^	10,896	8,814
WaMu Mortgage Pass-Through Certificates
0.500% due 10/25/2045	790	755
0.530% due 01/25/2045	7,515	7,072
1.365% due 11/25/2042	352	338
1.565% due 08/25/2042	913	877
4.818% due 12/25/2036 ^	1,091	992
5.093% due 07/25/2037 ^	8,257	7,544

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.619% due 01/25/2035		$2,726	$2,732
2.624% due 12/25/2034		2,017	2,017
2.627% due 03/25/2036		3,833	3,773

Total Mortgage-Backed Securities (Cost $501,515)			536,294

ASSET-BACKED SECURITIES 1.7%
Amortizing Residential Collateral Trust
0.750% due 06/25/2032		165	137
Bank of America Auto Trust
3.520% due 06/15/2016		3,460	3,464
Bear Stearns Asset-Backed Securities Trust
0.290% due 10/25/2036		148	142
0.300% due 06/25/2047		422	413
0.360% due 11/25/2036		22,891	15,607
0.370% due 08/25/2036		2,986	1,995
Concord Real Estate CDO Ltd.
0.490% due 12/25/2046		8,165	7,664
Credit-Based Asset Servicing and Securitization LLC
0.270% due 11/25/2036		200	95
EMC Mortgage Loan Trust
0.950% due 05/25/2040		252	232
Fremont Home Loan Trust
0.270% due 01/25/2037		112	51
Hillmark Funding
0.562% due 05/21/2021		24,100	23,320
HSBC Home Equity Loan Trust
0.501% due 01/20/2034		3,889	3,773
JPMorgan Mortgage Acquisition Corp.
0.270% due 03/25/2047		1,393	1,289
Lafayette CLO Ltd.
1.751% due 09/06/2022		29,707	29,649
Lehman XS Trust
0.390% due 06/25/2036		8,553	5,378
Long Beach Mortgage Loan Trust
0.770% due 10/25/2034		156	139
3.210% due 11/25/2032		50	39
MASTR Asset-Backed Securities Trust
0.450% due 03/25/2036		7,515	3,538
Morgan Stanley ABS Capital
0.460% due 08/25/2036		20,000	8,746
Novastar Home Equity Loan
0.450% due 11/25/2036		4,726	1,686
Penta CLO S.A.
0.564% due 06/04/2024	EUR	2,324	2,884
Plymouth Rock CLO Ltd.
1.810% due 02/16/2019		$5,432	5,429
Residential Asset Securities Corp. Trust
0.370% due 06/25/2036		12,055	10,810
0.790% due 05/25/2035		1,397	1,268
Sagamore CLO Ltd.
0.880% due 10/15/2015		397	396
Securitized Asset-Backed Receivables LLC
0.340% due 05/25/2037 ^		2,025	1,137
Sherwood Castle Funding PLC
0.393% due 03/15/2016	EUR	12,000	15,766
SLM Student Loan Trust
0.443% due 12/15/2023		17,217	21,943
2.859% due 12/16/2019		$1,900	1,950
3.500% due 08/17/2043		4,065	3,933
Structured Asset Securities Corp.
0.380% due 12/25/2036		9,900	6,394
0.790% due 01/25/2033		44	41

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wind River CLO Ltd.
0.639% due 12/19/2016		$6,333	$6,277

Total Asset-Backed Securities (Cost $183,614)			185,585

SOVEREIGN ISSUES 10.2%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	2,300	3,279
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	6,616	3,410
10.000% due 01/01/2021		43	22
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (b)	EUR	5,262	6,603
2.250% due 11/01/2013		20,200	26,853
2.500% due 03/01/2015		22,100	29,393
3.000% due 04/01/2014		1,600	2,146
3.000% due 04/15/2015		1,800	2,417
3.500% due 06/01/2014		2,300	3,109
3.500% due 11/01/2017		27,200	36,279
3.750% due 12/15/2013		82,700	111,487
3.750% due 08/01/2015		2,700	3,689
3.750% due 04/15/2016		16,100	22,080
4.250% due 07/01/2014		3,900	5,333
4.250% due 08/01/2014		2,900	3,973
4.500% due 07/15/2015		21,100	29,287
4.500% due 08/01/2018		7,100	9,868
4.750% due 09/15/2016		17,700	25,002
4.750% due 05/01/2017		53,500	75,426
4.750% due 06/01/2017		25,200	35,445
6.000% due 11/15/2014		8,700	12,337
Italy Certificati Di Credito Del Tesoro
0.000% due 09/30/2013		19,800	25,901
0.000% due 01/31/2014		100	130
0.000% due 05/30/2014		22,100	28,422
0.000% due 09/30/2014		37,700	48,055
Korea Housing Finance Corp.
4.125% due 12/15/2015		$2,100	2,275
Mexico Government International Bond
6.000% due 06/18/2015	MXN	401,600	31,992
6.250% due 06/16/2016		276,000	22,261
10.000% due 12/05/2024		460,300	49,917
Panama Government International Bond
7.250% due 03/15/2015		$1,600	1,798
Province of British Columbia
4.300% due 06/18/2042	CAD	700	835
Province of Ontario
1.600% due 09/21/2016		$300	310
1.650% due 09/27/2019		3,500	3,500
2.450% due 06/29/2022		38,000	38,533
2.850% due 06/02/2023	CAD	2,300	2,311
3.000% due 07/16/2018		$3,700	4,037
3.150% due 06/02/2022	CAD	52,500	54,637
4.000% due 10/07/2019		$1,000	1,149
4.000% due 06/02/2021	CAD	40,400	44,964
4.200% due 03/08/2018		2,100	2,342
4.200% due 06/02/2020		16,500	18,600
4.300% due 03/08/2017	CAD	6,800	$7,527
4.400% due 06/02/2019		8,000	9,079

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.400% due 04/14/2020		$600	$707
4.600% due 06/02/2039	CAD	3,900	4,705
4.700% due 06/02/2037		6,300	7,641
5.500% due 06/02/2018		2,300	2,716
Province of Quebec
2.750% due 08/25/2021		$20,500	21,433
3.000% due 09/01/2023	CAD	900	907
3.500% due 07/29/2020		$3,000	3,335
3.500% due 12/01/2022	CAD	55,300	58,585
4.250% due 12/01/2021		40,400	45,454
4.500% due 12/01/2016		300	333
4.500% due 12/01/2017		4,200	4,728
4.500% due 12/01/2018		5,400	6,131
4.500% due 12/01/2019	CAD	1,600	1,825
4.500% due 12/01/2020		3,500	4,006
Russia Government International Bond
3.250% due 04/04/2017		$3,800	4,047
Spain Government International Bond
3.000% due 04/30/2015	EUR	2,600	3,431
3.150% due 01/31/2016		5,300	6,947
3.300% due 10/31/2014		2,900	3,858
3.750% due 10/31/2015		33,100	44,030
4.000% due 07/30/2015		500	675
4.250% due 10/31/2016		32,800	44,080
4.400% due 01/31/2015		6,300	8,580

Total Sovereign Issues (Cost $1,079,208)			1,124,167

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Wells Fargo & Co.
7.500% due 03/15/2013 (c)		31,000	37,975

Total Convertible Preferred Securities (Cost $34,437)			37,975

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
DG Funding Trust
2.829% due 01/30/2013 (c)		1,239	9,097

Total Preferred Securities (Cost $13,055)			9,097

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.9%

CERTIFICATES OF DEPOSIT 3.2%
Abbey National Treasury Services PLC
1.661% due 06/10/2013		$41,500	41,545
Banco Bradesco S.A.
1.955% due 01/24/2013		6,100	6,104
Banco do Brasil S.A.
0.000% due 06/28/2013		38,200	38,122
Dexia Credit Local S.A.
1.650% due 09/12/2013		149,500	149,628
1.700% due 09/06/2013		72,100	72,185

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Itau Unibanco Holding S.A.
0.000% due 10/31/2013 $		27,500	$27,174
0.000% due 11/01/2013		17,700	17,615

			352,373

COMMERCIAL PAPER 0.3%
Santander S.A.
2.200% due 04/02/2013		7,400	7,379
3.100% due 10/01/2013		29,800	29,362

			36,741

REPURCHASE AGREEMENTS 2.1%
Banc of America Securities LLC
0.230% due 01/02/2013		8,900	8,900
(Dated 12/31/2012. Collateralized by U.S. Treasury Bills 0.000% due 12/12/2013 valued at $9,076. Repurchase proceeds are $8,900.)
JPMorgan Securities, Inc.
0.250% due 01/02/2013		223,700	223,700
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 2.125% due 12/31/2015 valued at $228,436. Repurchase proceeds are $223,703.)
State Street Bank and Trust Co.
0.010% due 01/02/2013		2,998	2,998
(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $3,061. Repurchase proceeds are $2,998.)

			235,598

SPAIN TREASURY BILLS 0.0%
2.690% due 09/20/2013 (a)	EUR	3,000	3,904

U.S. TREASURY BILLS 0.0%
0.147% due 12/12/2013 (a)(g)(j)		$3,110	3,106

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (d) 1.3%
PIMCO Short-Term Floating NAV Portfolio		1,142	11
PIMCO Short-Term Floating NAV Portfolio III		14,028,979	140,220

			140,231

Total Short-Term Instruments (Cost $770,861)			771,953

Total Investments 120.8% (Cost $12,905,570)			$13,348,892

Written Options (l) (0.0%) (Premiums $7,623)			(908)

Other Assets and Liabilities (Net) (20.8%)			(2,296,564)

Net Assets 100.0%			$11,051,420

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(c)	Perpetual maturity, date shown represents next contractual call date.
(d)	Affiliated to the Portfolio.
(e)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $171,227 at a weighted average interest rate of (0.089%).
(f)	Securities with an aggregate market value of $222,194 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
JPS	(0.220%)	12/31/2012	01/02/2013	$223,776	$(223,773)

(g)	Securities with an aggregate market value of $759 have been delivered or pledged as collateral for transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012.
(h)	Securities with an aggregate market value of $12,100 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2014	141	$118
90-Day Euribor June Futures	Long	06/2015	40	1
90-Day Euribor March Futures	Long	03/2015	47	6
90-Day Euribor September Futures	Long	09/2015	5	2
90-Day Eurodollar December Futures	Long	12/2015	4,069	48
90-Day Eurodollar June Futures	Long	06/2015	4,764	2,198
90-Day Eurodollar June Futures	Long	06/2016	116	1
90-Day Eurodollar March Futures	Long	03/2016	1,358	17
90-Day Eurodollar September Futures	Long	09/2015	1,042	367
90-Day Eurodollar September Futures	Long	09/2016	77	0
Euro-Bund 10-Year Bond March Futures	Short	03/2013	1,042	(695)
U.S. Treasury 10-Year Note March Futures	Long	03/2013	2,731	(740)

				$1,323

(i)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $41,925 and cash of $11 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.HY-19 5-Year Index	(5.000%	)	12/20/2017	$2,900	$(16)	$(5)
CDX.IG-19 5-Year Index	(1.000%	)	12/20/2017	21,700	(56)	3

					$(72)	$(2)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$	1,221,100	$9,278	$1,256
Receive	3-Month USD-LIBOR	4.250%	06/15/2041		34,800	(10,963)	(1,827)
Receive	3-Month USD-LIBOR	2.750%	06/20/2042		267,900	1,456	(3,586)
Receive	3-Month USD-LIBOR	2.500%	12/19/2042		99,000	6,064	1,848

						$5,835	$(2,309)

(j)	Securities with an aggregate market value of $27,869 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.
(k)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid	Unrealized (Depreciation)
Credit Agricole S.A.	CBK	(1.000%	)	03/20/2014	0.202%	$	5,100	$(52)	$143	$(195)
Credit Agricole S.A.	MYC	(1.000%	)	03/20/2014	0.202%		6,000	(61)	176	(237)

								$(113)	$319	$(432)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	UAG	1.000%	12/20/2020	1.516%	$	100	$(4)	$(22)	$18
ArcelorMittal	FBF	1.000%	06/20/2016	3.015%		3,500	(231)	(177)	(54)
Australia Government Bond	GST	1.000%	06/20/2017	0.370%		1,400	40	13	27
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	0.671%		5,300	40	(94)	134
Berkshire Hathaway Finance Corp.	BRC	1.000%	06/20/2017	1.084%		900	(3)	(23)	20
Berkshire Hathaway Finance Corp.	BRC	1.000%	12/20/2017	1.168%		21,600	(166)	(369)	203
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	0.349%		3,900	6	0	6
Berkshire Hathaway Finance Corp.	FBF	1.000%	06/20/2017	1.084%		700	(2)	(17)	15
Berkshire Hathaway Finance Corp.	GST	1.000%	03/20/2015	0.671%		2,600	20	(46)	66
Berkshire Hathaway Finance Corp.	UAG	1.000%	03/20/2015	0.671%		2,600	20	(47)	67
Brazil Government International Bond	BOA	1.000%	09/20/2015	0.648%		700	7	(6)	13
Brazil Government International Bond	BPS	1.000%	06/20/2017	0.953%		5,600	14	(84)	98
Brazil Government International Bond	BRC	1.000%	06/20/2015	0.604%		1,000	11	(14)	25
Brazil Government International Bond	BRC	1.000%	09/20/2015	0.648%		2,300	23	(20)	43
Brazil Government International Bond	BRC	1.000%	03/20/2016	0.715%		1,100	11	(7)	18
Brazil Government International Bond	BRC	1.000%	06/20/2016	0.771%		21,600	179	(31)	210
Brazil Government International Bond	BRC	1.000%	12/20/2016	0.860%		31,000	181	(781)	962
Brazil Government International Bond	CBK	1.000%	09/20/2015	0.648%		1,000	10	(16)	26
Brazil Government International Bond	CBK	1.000%	06/20/2016	0.771%		51,100	421	(156)	577
Brazil Government International Bond	DUB	1.000%	06/20/2015	0.604%		6,600	67	(70)	137
Brazil Government International Bond	DUB	1.000%	06/20/2016	0.771%		8,100	66	(20)	86
Brazil Government International Bond	FBF	1.000%	06/20/2015	0.604%		8,200	83	(209)	292
Brazil Government International Bond	FBF	1.000%	09/20/2015	0.648%		5,500	55	(69)	124
Brazil Government International Bond	GST	1.000%	06/20/2015	0.604%		900	9	(12)	21
Brazil Government International Bond	HUS	1.000%	09/20/2015	0.648%		3,300	33	(33)	66
Brazil Government International Bond	HUS	1.000%	06/20/2016	0.771%		25,400	209	(37)	246
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.604%		10,900	110	(120)	230
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.648%		3,300	32	(34)	66
Brazil Government International Bond	JPM	1.000%	09/20/2016	0.819%		5,300	37	(31)	68
Brazil Government International Bond	JPM	1.000%	06/20/2017	0.953%		10,200	25	(95)	120
Brazil Government International Bond	MYC	1.000%	06/20/2015	0.604%		1,500	15	(15)	30
Brazil Government International Bond	UAG	1.000%	09/20/2015	0.648%		700	7	(7)	14
China Government International Bond	BPS	1.000%	03/20/2016	0.327%		500	11	6	5
China Government International Bond	BRC	1.000%	03/20/2016	0.327%		1,000	22	12	10
China Government International Bond	CBK	1.000%	06/20/2016	0.376%		10,800	237	116	121
China Government International Bond	DUB	1.000%	06/20/2016	0.376%		6,900	152	76	76
China Government International Bond	DUB	1.000%	09/20/2016	0.417%		2,000	44	11	33
China Government International Bond	FBF	1.000%	03/20/2015	0.217%		5,000	89	24	65
China Government International Bond	GST	1.000%	09/20/2016	0.417%		800	17	4	13
China Government International Bond	JPM	1.000%	06/20/2016	0.376%		5,500	121	59	62
China Government International Bond	JPM	1.000%	09/20/2016	0.417%		4,300	94	25	69
China Government International Bond	MYC	1.000%	09/20/2016	0.417%		2,100	46	11	35
China Government International Bond	RYL	1.000%	06/20/2016	0.376%		5,100	112	54	58
China Government International Bond	RYL	1.000%	09/20/2016	0.417%		1,400	31	10	21
China Government International Bond	UAG	1.000%	09/20/2016	0.417%		300	7	2	5
Credit Agricole S.A.	BOA	1.000%	06/20/2016	2.335%	EUR	6,900	(407)	(725)	318
Dell, Inc.	GST	1.000%	06/20/2018	2.408%	$	6,200	(439)	(104)	(335)
Export-Import Bank of China	DUB	1.000%	06/20/2017	0.746%		900	11	(38)	49
France Government Bond	BOA	0.250%	03/20/2016	0.467%		11,600	(80)	(371)	291
France Government Bond	BRC	0.250%	09/20/2016	0.603%		1,300	(16)	(79)	63
France Government Bond	GST	0.250%	03/20/2016	0.467%		6,600	(45)	(199)	154
France Government Bond	GST	0.250%	06/20/2016	0.540%		6,800	(68)	(178)	110
General Electric Capital Corp.	CBK	3.850%	03/20/2014	0.254%		5,000	227	0	227
General Electric Capital Corp.	DUB	4.750%	12/20/2013	0.220%		11,100	511	0	511
Indonesia Government International Bond	BOA	1.000%	06/20/2016	0.787%		18,800	144	(349)	493
Indonesia Government International Bond	BOA	1.000%	09/20/2016	0.867%		700	3	(11)	14
Indonesia Government International Bond	BOA	1.000%	06/20/2021	1.826%		7,500	(461)	(539)	78
Indonesia Government International Bond	DUB	1.000%	09/20/2015	0.620%		1,100	12	(26)	38
Indonesia Government International Bond	DUB	1.000%	06/20/2017	1.099%		5,300	(21)	(156)	135
Indonesia Government International Bond	JPM	1.000%	06/20/2017	1.099%		18,500	(73)	(553)	480
Indonesia Government International Bond	MYC	1.000%	09/20/2016	0.867%		5,300	27	(79)	106
Indonesia Government International Bond	UAG	1.000%	09/20/2016	0.867%		2,400	12	(38)	50
Indonesia Government International Bond	UAG	1.000%	06/20/2017	1.099%		3,200	(13)	(99)	86
Japan Government International Bond	BOA	1.000%	03/20/2016	0.458%		1,200	22	17	5
Japan Government International Bond	GST	1.000%	12/20/2015	0.435%		3,900	67	95	(28)
Japan Government International Bond	GST	1.000%	06/20/2016	0.507%		9,400	164	96	68
Japan Government International Bond	JPM	1.000%	03/20/2016	0.458%		2,500	44	22	22
Japan Government International Bond	JPM	1.000%	06/20/2017	0.673%		15,300	225	(27)	252
Kinder Morgan Energy Partners LP	GST	1.000%	03/20/2018	1.427%		7,900	(165)	(323)	158
MetLife, Inc.	BOA	1.000%	12/20/2014	0.730%		10,800	61	(143)	204

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
MetLife, Inc.	BOA	1.000%	09/20/2015	0.989%	$	7,500	$5	$(492)	$497
MetLife, Inc.	BOA	1.000%	12/20/2015	1.063%		18,100	(27)	(865)	838
MetLife, Inc.	CBK	1.000%	12/20/2015	1.063%		6,900	(10)	(251)	241
Mexico Government International Bond	BOA	1.000%	09/20/2015	0.551%		400	5	(6)	11
Mexico Government International Bond	BPS	1.000%	06/20/2017	0.840%		6,500	48	(48)	96
Mexico Government International Bond	BRC	1.000%	03/20/2015	0.451%		5,500	69	(124)	193
Mexico Government International Bond	CBK	1.000%	03/20/2015	0.451%		3,600	45	(83)	128
Mexico Government International Bond	CBK	1.000%	09/20/2015	0.551%		1,200	15	(18)	33
Mexico Government International Bond	DUB	1.000%	03/20/2016	0.619%		15,800	198	(116)	314
Mexico Government International Bond	DUB	1.000%	06/20/2016	0.669%		40,900	481	99	382
Mexico Government International Bond	DUB	1.000%	06/20/2017	0.840%		2,100	16	(21)	37
Mexico Government International Bond	FBF	1.000%	06/20/2017	0.840%		4,800	36	(43)	79
Mexico Government International Bond	GST	1.000%	06/20/2017	0.840%		3,800	28	(40)	68
Mexico Government International Bond	HUS	1.000%	09/20/2017	0.892%		2,400	13	(53)	66
Mexico Government International Bond	JPM	0.920%	03/20/2016	0.620%		1,200	15	0	15
Mexico Government International Bond	MYC	1.000%	09/20/2016	0.712%		7,100	78	(33)	111
Mexico Government International Bond	MYC	1.000%	06/20/2017	0.840%		2,700	20	(21)	41
Mexico Government International Bond	RYL	1.000%	09/20/2015	0.551%		5,400	67	(63)	130
Mexico Government International Bond	UAG	1.000%	09/20/2015	0.551%		600	8	(8)	16
Morgan Stanley	CBK	1.000%	06/20/2013	0.393%		3,500	11	(209)	220
Morgan Stanley	FBF	1.000%	06/20/2013	0.393%		19,300	63	(364)	427
NRG Energy, Inc.	GST	5.000%	12/20/2016	2.656%		1,600	144	(7)	151
NRG Energy, Inc.	GST	5.000%	03/20/2017	2.833%		8,500	748	(701)	1,449
NRG Energy, Inc.	GST	5.000%	06/20/2017	3.072%		2,200	181	(176)	357
NRG Energy, Inc.	GST	5.000%	12/20/2019	4.117%		4,300	227	57	170
Prudential Financial, Inc.	BOA	1.000%	12/20/2015	0.966%		9,000	12	(263)	275
Russia Government International Bond	GST	1.000%	06/20/2017	1.165%		1,300	(9)	(90)	81
U.S. Treasury Notes	BPS	0.250%	03/20/2016	0.222%	EUR	16,900	22	(238)	260
U.S. Treasury Notes	UAG	0.250%	09/20/2015	0.197%		26,600	54	(398)	452
United Kingdom Gilt	BOA	1.000%	06/20/2016	0.253%	$	8,900	233	182	51
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.253%		10,900	286	189	97
United Kingdom Gilt	CBK	1.000%	12/20/2016	0.291%		20,600	586	82	504
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.230%		2,200	55	42	13
United Kingdom Gilt	FBF	1.000%	03/20/2016	0.230%		4,300	108	83	25
United Kingdom Gilt	GST	1.000%	12/20/2016	0.291%		13,400	381	40	341
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.253%		4,900	129	85	44
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.188%		7,900	146	34	112
United Kingdom Gilt	SOG	1.000%	06/20/2016	0.253%		3,500	92	61	31
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.253%		4,700	123	81	42

							$6,752	$(9,742)	$16,494

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid	Unrealized (Depreciation)
iTraxx Europe 18 Index	BOA	(1.000%	)	12/20/2017	EUR	17,900	$186	$303	$(117)
iTraxx Europe 18 Index	BRC	(1.000%	)	12/20/2017		13,200	137	227	(90)
iTraxx Europe 18 Index	GST	(1.000%	)	12/20/2017		500	5	9	(4)
iTraxx Europe 18 Index	JPM	(1.000%	)	12/20/2017		2,900	31	54	(23)
iTraxx Europe 18 Index	MYC	(1.000%	)	12/20/2017		600	6	10	(4)

							$365	$603	$(238)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	DUB	5.000%	12/20/2014	$	2,600	$165	$259	$(94)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015		43,700	3,381	5,546	(2,165)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		18,400	1,423	2,222	(799)
CDX.EM-13 5-Year Index	FBF	5.000%	06/20/2015		1,000	78	137	(59)
CDX.EM-13 5-Year Index	GST	5.000%	06/20/2015		400	31	50	(19)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		37,700	2,916	4,099	(1,183)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		3,000	232	345	(113)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		11,000	851	1,288	(437)
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		1,832	30	0	30
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		4,051	68	0	68
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		4,533	12	0	12
CDX.IG-10 5-Year Index 30-100%	GST	0.463%	06/20/2013		5,691	13	0	13

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AAA.3 Index	BOA	0.080%	12/13/2049	$	4,900	$(210)	$(283)	$73
CMBX.NA.AAA.3 Index	DUB	0.080%	12/13/2049		2,000	(86)	(120)	34
MCDX-18 5-Year Index	MYC	1.000%	06/20/2017		14,200	(304)	(456)	152
MCDX-18 10-Year Index	CBK	1.000%	06/20/2022		13,400	(842)	(1,025)	183

						$7,758	$12,062	$(4,304)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	GLM	$	12,400	$5	$(12)	$17
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	MYC		118,000	46	(355)	401
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC	MXN	29,500	33	15	18
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		464,500	512	176	336
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC		30,400	33	6	27
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	BRC		18,300	(17)	(11)	(6)
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	HUS		54,900	(50)	(35)	(15)
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		932,000	699	(264)	963
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	GLM		35,100	26	(10)	36
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		50,000	37	(34)	71
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		105,000	79	(58)	137
Pay	28-Day MXN-TIIE	6.350%	06/02/2021	MYC		28,000	99	7	92
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	BOA		17,100	(28)	(26)	(2)
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	BRC		13,000	(22)	(26)	4
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	GLM		10,000	(17)	(23)	6
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	HUS		161,500	(267)	(339)	72
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MYC		197,100	(326)	(354)	28
Pay	28-Day MXN-TIIE	5.750%	09/02/2022	BRC		83,000	(15)	(7)	(8)
Pay	28-Day MXN-TIIE	5.750%	09/02/2022	UAG		49,000	(8)	(5)	(3)

							$819	$(1,355)	$2,174

(l)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	05/28/2013	$	130,700	$647	$0
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		94,900	670	(11)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		68,400	345	(60)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		78,200	287	(68)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		47,600	447	0
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		5,800	112	(2)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	02/19/2013		71,900	198	(25)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		375,500	2,034	(329)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		30,200	586	(10)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		54,200	275	(47)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	05/30/2013		110,400	819	(59)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	CBK	6-Month EUR-EURIBOR	Pay	1.100%	01/21/2013	EUR	14,800	$94	$0
Put - OTC 5-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.100%	01/21/2013		4,200	28	0
Put - OTC 7-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.650%	03/18/2013	$	24,100	72	(54)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.500%	05/30/2013		29,300	221	(77)

								$6,835	$(742)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$13,700	$116	$(26)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	32,900	293	(64)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	14,800	191	(29)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	4,900	37	(10)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	15,400	151	(37)

						$788	$(166)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2011	1,116	$3,826,900	EUR	0	$31,729
Sales	2,914	3,907,500		38,000	17,543
Closing Buys	(4,030)	(5,968,500)		(19,000)	(40,406)
Expirations	0	0		0	0
Exercised	0	(563,000)		0	(1,243)

Balance at 12/31/2012	0	$1,202,900	EUR	19,000	$7,623

(m)	Restricted securities as of December 31, 2012:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	5.365%	03/06/2036	06/09/2011	$4,052	$4,584	0.04%

(n)	Short sales outstanding as of December 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	01/01/2043	$17,000	$18,662	$(18,570)

(o)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	EUR	134,632	$	173,664	BOA	$0	$(4,044)	$(4,044)
01/2013		86,822		112,438	BPS	0	(2,163)	(2,163)
01/2013		2,642		3,418	BRC	0	(69)	(69)
01/2013		4,600		5,702	DUB	0	(371)	(371)
01/2013		175,479		228,334	FBF	0	(3,289)	(3,289)
01/2013		279		367	MSC	0	(1)	(1)
01/2013		37,712		46,878	UAG	0	(2,910)	(2,910)
01/2013	JPY	3,553,067		43,323	DUB	2,307	0	2,307
01/2013		152,438		1,780	HUS	21	0	21
01/2013		252,370		2,975	RYL	62	0	62
01/2013	$	2,076	EUR	1,588	DUB	20	0	20
01/2013		150		115	JPM	1	0	1
01/2013		11,050		8,454	RYL	108	0	108
01/2013		526,057		395,829	UAG	0	(3,582)	(3,582)
01/2013		14	SGD	17	BRC	0	0	0
01/2013		12		15	DUB	0	0	0
02/2013	CNY	14,544	$	2,305	BRC	0	(7)	(7)
02/2013		20,774		3,300	FBF	0	(2)	(2)
02/2013		59,363		9,400	UAG	0	(36)	(36)
02/2013	EUR	2,334		3,077	BRC	0	(5)	(5)
02/2013		1,657		2,192	JPM	4	0	4

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
02/2013	EUR	412,829	$	547,618	UAG	$3,600	$(1,049)	$2,551
02/2013	$	700	BRL	1,437	BRC	0	(1)	(1)
02/2013		5,100		10,483	HUS	0	(2)	(2)
02/2013		1,400		2,875	MSC	0	(2)	(2)
02/2013		47,781		98,445	UAG	99	(2)	97
02/2013		15,000	CNY	94,680	UAG	50	0	50
02/2013		110	EUR	83	DUB	0	0	0
02/2013		1,505		1,136	HUS	0	(5)	(5)
03/2013	CAD	6,807	$	6,888	BRC	56	0	56
03/2013		211,850		214,972	DUB	2,345	0	2,345
03/2013		68,082		68,944	RBC	612	0	612
03/2013	GBP	2,769		4,477	FBF	0	(21)	(21)
03/2013		16,197		25,940	JPM	0	(365)	(365)
03/2013	$	4,726	GBP	2,936	DUB	43	0	43
04/2013	MXN	1,446,094	$	108,832	MSC	0	(2,105)	(2,105)
04/2013	$	1,092	MXN	14,031	BRC	0	(16)	(16)
04/2013		9,784		129,335	CBK	138	0	138
04/2013		493		6,460	DUB	2	0	2
04/2013		1,409		18,927	FBF	43	0	43
04/2013		10,509		138,604	HUS	162	(38)	124
04/2013		3,160		41,343	JPM	12	0	12
04/2013		64,277		840,000	MSC	164	0	164
04/2013		4,213		54,427	UAG	2	(40)	(38)
06/2013	EUR	492	$	647	BPS	0	(3)	(3)
09/2013		200		251	BOA	0	(13)	(13)
09/2013		30,308		39,472	UAG	0	(634)	(634)
11/2013		62,244		80,433	FBF	0	(1,977)	(1,977)
12/2013		121,400		153,231	BOA	0	(7,587)	(7,587)
04/2014		200		253	BPS	0	(13)	(13)
04/2014		1,400		1,774	CBK	0	(83)	(83)
06/2014		300		379	BPS	0	(19)	(19)
06/2014		2,000		2,536	FBF	0	(120)	(120)
07/2014		200		253	BPS	0	(13)	(13)
08/2014		300		380	BPS	0	(19)	(19)

						$9,851	$(30,606)	$(20,755)

(p)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Bank Loan Obligations	$0	$20,308	$4,507	$24,815
Corporate Bonds & Notes
Banking & Finance	0	1,916,006	24,793	1,940,799
Industrials	0	314,844	0	314,844
Utilities	0	214,498	0	214,498
Municipal Bonds & Notes
California	0	233,901	0	233,901
Colorado	0	4,213	0	4,213
District of Columbia	0	15,809	0	15,809
Florida	0	5,509	0	5,509
Illinois	0	2,716	0	2,716
Iowa	0	789	0	789
Nebraska	0	7,763	0	7,763
Nevada	0	5,873	0	5,873
New Jersey	0	69,036	0	69,036
New York	0	62,754	0	62,754
Ohio	0	46,376	0	46,376
Texas	0	49,410	0	49,410
Washington	0	20,585	0	20,585
Wisconsin	0	3,700	0	3,700
U.S. Government Agencies	0	4,706,704	0	4,706,704
U.S. Treasury Obligations	0	2,953,727	0	2,953,727
Mortgage-Backed Securities	0	523,234	13,060	536,294
Asset-Backed Securities	0	155,936	29,649	185,585
Sovereign Issues	0	1,124,167	0	1,124,167
Convertible Preferred Securities
Banking & Finance	0	37,975	0	37,975

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Preferred Securities
Banking & Finance	$0	$0	$9,097	$9,097
Short-Term Instruments
Certificates of Deposit	0	352,373	0	352,373
Commercial Paper	0	36,741	0	36,741
Repurchase Agreements	0	235,598	0	235,598
Spain Treasury Bills	0	3,904	0	3,904
U.S. Treasury Bills	0	3,106	0	3,106
Central Funds Used for Cash Management Purposes	140,231	0	0	140,231
	$140,231	$13,127,555	$81,106	$13,348,892

Short Sales, at value	$0	$(18,570)	$0	$(18,570)

Financial Derivative Instruments - Assets
Credit Contracts	0	17,479	0	17,479
Foreign Exchange Contracts	0	9,851	0	9,851
Interest Rate Contracts	2,758	5,312	0	8,070
	$2,758	$32,642	$0	$35,400

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(5,961)	0	(5,961)
Foreign Exchange Contracts	0	(30,606)	0	(30,606)
Interest Rate Contracts	(1,435)	(6,189)	(166)	(7,790)
	$(1,435)	$(42,756)	$(166)	$(44,357)

Totals	$141,554	$13,098,871	$80,940	$13,321,365

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (3)
Investments, at value
Bank Loan Obligations	$0	$4,482	$0	$0	$0	$25	$0	$0	$4,507	$25
Corporate Bonds & Notes
Banking & Finance	22,326	0	(207)	(48)	(2)	2,724	0	0	24,793	2,700
U.S. Government Agencies	39	0	(39)	0	(1)	1	0	0	0	0
Mortgage-Backed Securities	1,033	11,391	0	(5)	0	641	0	0	13,060	641
Asset-Backed Securities	23,319	31,900	(3,524)	190	6	1,078	0	(23,320)	29,649	(58)
Preferred Securities
Banking & Finance	9,305	0	0	0	0	(208)	0	0	9,097	(208)

	$56,022	$47,773	$(3,770)	$137	$3	$4,261	$0	$(23,320)	$81,106	$3,100

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(341)	$0	$0	$0	$0	$175	$0	$0	$(166)	$175

Totals	$55,681	$47,773	$(3,770)	$137	$3	$4,436	$0	$(23,320)	$80,940	$3,275

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Bank Loan Obligations	$4,507	Benchmark Pricing	Base Price	96.74
Corporate Bonds & Notes
Banking & Finance	7,678	Benchmark Pricing	Base Price	101.13
	17,115	Third Party Vendor	Broker Quote	104.98
Mortgage-Backed Securities	11,898	Benchmark Pricing	Base Price	115.75
	1,162	Third Party Vendor	Broker Quote	83.00
Asset-Backed Securities	29,649	Benchmark Pricing	Base Price	99.91
Preferred Securities
Banking & Finance	9,097	Benchmark Pricing	Base Price	$7,393.89

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(166)	Indicative Market Quotations	Broker Quote	0.19-0.24

Total	$80,940

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

(q)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$6,155	$6,155
Unrealized appreciation on foreign currency contracts	0	0	0	9,851	0	9,851
Unrealized appreciation on OTC swap agreements	0	17,476	0	0	2,208	19,684

	$0	$17,476	$0	$9,851	$8,363	$35,690

Liabilities:
Written options outstanding	$0	$0	$0	$0	$908	$908
Variation margin payable on financial derivative instruments (2)	0	30	0	0	580	610
Unrealized depreciation on foreign currency contracts	0	0	0	30,606	0	30,606
Unrealized depreciation on OTC swap agreements	0	5,956	0	0	34	5,990

	$0	$5,987	$0	$30,606	$1,522	$38,115

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives:
Net realized gain on investments (purchased options)	$0	$0	$0	$0	$474	$474
Net realized gain on futures contracts	0	0	0	0	51,820	51,820
Net realized gain on written options	0	0	0	0	37,958	37,958
Net realized gain on swaps	0	21,217	0	0	31,799	53,016
Net realized gain on foreign currency transactions	0	0	0	9,661	0	9,661

	$0	$21,217	$0	$9,661	$122,051	$152,929

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(181)	$(181)
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(20,196)	(20,196)
Net change in unrealized (depreciation) on written options	0	0	0	0	(17,236)	(17,236)
Net change in unrealized appreciation (depreciation) on swaps	0	35,653	0	0	(6,407)	29,246
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(44,671)	0	(44,671)

	$0	$35,653	$0	$(44,671)	$(44,020)	$(53,038)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,323 and open centrally cleared swaps cumulative appreciation/(depreciation) of ($2,311) as reported in the Notes to Schedule of Investments.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(r)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(12,253)	$13,269	$1,016
BPS	(2,135)	2,347	212
BRC	4,465	(4,295)	170
CBK	870	(1,010)	(140)
DUB	7,332	(7,240)	92
FBF	(5,089)	5,702	613
GLM	14	0	14
GST	1,379	(1,560)	(181)
HUS	3,541	(3,560)	(19)
JPM	613	(850)	(237)
MSC	(1,944)	(323)	(2,267)
MYC	374	(2,975)	(2,601)
RBC	612	(540)	72
RYL	197	0	197
SOG	238	(420)	(182)
UAG	(4,296)	4,589	293

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.
■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the

U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily

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Notes to Financial Statements (Cont.)

settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

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Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended December 31, 2012 are disclosed in the Notes to Schedule of Investments.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation

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Notes to Financial Statements (Cont.)

Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(f) When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

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Notes to Financial Statements (Cont.)

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in

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the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by

ANNUAL REPORT	DECEMBER 31, 2012	35

Notes to Financial Statements (Cont.)

the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the

Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset

ANNUAL REPORT	DECEMBER 31, 2012	37

Notes to Financial Statements (Cont.)

Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of

PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the

Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$575,136	$312,139

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$267,620	$5,610,370	$(5,878,261)	$59	$223	$11	$1,170	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$0	$1,943,413	$(1,802,900)	$0	$(293)	$140,220	$1,213	$0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$64,001,378	$61,960,974	$2,140,695	$2,070,945

ANNUAL REPORT	DECEMBER 31, 2012	39

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	23,935	$275,353	4,894	$54,682
Administrative Class	182,735	2,088,313	170,336	1,902,763
Advisor Class	72,115	826,623	58,223	650,884
Issued as reinvestment of distributions
Institutional Class	1,534	17,696	915	10,148
Administrative Class	32,983	379,680	27,697	307,234
Advisor Class	6,105	70,363	3,266	36,176
Cost of shares redeemed
Institutional Class	(5,007)	(57,174)	(7,911)	(88,246)
Administrative Class	(163,368)	(1,876,021)	(149,557)	(1,669,759)
Advisor Class	(18,362)	(211,120)	(13,509)	(151,255)
Net increase resulting from Portfolio share transactions	132,670	$1,513,713	94,354	$1,052,627

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 29% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 13% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)

$279,675	$45,067	$452,205	$(50,847)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)

$12,917,164	$468,722	$(36,994)	$431,728

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)

12/31/2012	$461,948	$5,791	$—
12/31/2011	$279,884	$73,676	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

ANNUAL REPORT	DECEMBER 31, 2012	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
BRL	Brazilian Real	EUR	Euro	MXN	Mexican Peso
CAD	Canadian Dollar	GBP	British Pound	SGD	Singapore Dollar
CNY	Chinese Renminbi	JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.HY	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index	MCDX	Municipal Bond Credit Derivative Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	GTD	Guaranteed	PSF	Public School Fund

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

ANNUAL REPORT	DECEMBER 31, 2012	43

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

3.30%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.57%

For the current year pursuant to IRC Section 852(b)(3)(C)(v), the Fund designates an increase in net capital gain in the amount of $6,999,396 arising from a determination under Section 860(e) relating to a prior year.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

44	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2012	45

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

46	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2012	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

ANNUAL REPORT	DECEMBER 31, 2012	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

ANNUAL REPORT	DECEMBER 31, 2012	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT73AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Total Return Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	42
Glossary	43
Federal Income Tax Information	44
Management of the Trust	45
Privacy Policy	47
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	48

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, short sale risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	35.3%
U.S. Treasury Obligations	22.1%
Corporate Bonds & Notes	18.5%
Sovereign Issues	8.4%
Short-Term Instruments	5.8%
Other	9.9%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	5 Years	Class Inception (02/28/2006)
PIMCO Total Return Portfolio Advisor Class	9.49%	7.86%	7.45%
Barclays U.S. Aggregate Index±	4.21%	5.95%	5.95%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Advisor Class shares.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,040.80	$1,021.37
Expenses Paid During Period†	$3.85	$3.81
Net Annualized Expense Ratio	0.75%	0.75%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	A focus on the intermediate portion of the U.S. yield curve benefited performance as intermediate yields fell during the reporting period.

»	An overweight to Agency mortgage-backed securities (“MBS”) added to returns as the sector outperformed like-duration U.S. Treasuries during the reporting period.

»

Within the investment grade corporate sector, a focus on bonds of financial companies added to returns as financials outperformed the overall investment grade corporate market during the reporting period.

»	An allocation to high yield corporate bonds added to performance as this sector outperformed like-duration U.S. Treasuries during the reporting period.

»	Duration exposure (or sensitivity to changes in market interest rates) to short-dated Italian debt later in the reporting period added to performance as Italian interest rates fell during this period.

»	Holdings of Build America Bonds contributed to performance as these securities outperformed like-duration U.S. Treasuries during the reporting period.

»	An overweight to emerging market external debt added to returns as the sector outperformed like-duration U.S. Treasuries during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Advisor Class
Net asset value beginning of year	$11.02	$11.08	$10.82	$10.31	$10.49
Net investment income (a)	0.23	0.25	0.23	0.46	0.45
Net realized/unrealized gain	0.80	0.13	0.63	0.95	0.03
Total income from investment operations	1.03	0.38	0.86	1.41	0.48
Dividends from net investment income	(0.28)	(0.28)	(0.26)	(0.56)	(0.46)
Distributions from net realized capital gains	(0.22)	(0.16)	(0.34)	(0.34)	(0.20)
Total distributions	(0.50)	(0.44)	(0.60)	(0.90)	(0.66)
Net asset value end of year	$11.55	$11.02	$11.08	$10.82	$10.31
Total return	9.49%	3.50%	8.00%	13.92%	4.69%
Net assets end of year (000s)	$1,834,684	$1,091,459	$565,521	$205,452	$74,821
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.84%	0.97%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	2.02%	2.25%	2.00%	4.29%	4.27%
Portfolio turnover rate	495%*	424%*	484%*	381%	355%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$12,973,063
Investments in Affiliates, at value	140,231
Repurchase agreements, at value	235,598
Cash	2,962
Deposits with counterparty	11
Foreign currency, at value	7,305
Receivable for investments sold	1,029,544
OTC swap premiums paid	16,760
Variation margin receivable on financial derivative instruments	6,155
Unrealized appreciation on foreign currency contracts	9,851
Unrealized appreciation on OTC swap agreements	19,684
Receivable for Portfolio shares sold	31,903
Interest and dividends receivable	63,101
Dividends receivable from Affiliates	90
14,536,258

Liabilities:
Payable for investments purchased	$3,146,450
Payable for investments in Affiliates purchased	89
Payable for reverse repurchase agreements	223,773
Payable for short sales	18,570
Written options outstanding	908
OTC swap premiums received	14,873
Variation margin payable on financial derivative instruments	610
Unrealized depreciation on foreign currency contracts	30,606
Unrealized depreciation on OTC swap agreements	5,990
Deposits from counterparty	28,322
Payable for Portfolio shares redeemed	8,725
Accrued investment advisory fees	2,243
Accrued supervisory and administrative fees	2,243
Accrued distribution fees	370
Accrued servicing fees	1,066
3,484,838

Net Assets	$11,051,420

Net Assets Consist of:
Paid in capital	$10,325,319
Undistributed net investment income	206,239
Accumulated undistributed net realized gain	77,641
Net unrealized appreciation	442,221
$11,051,420

Net Assets:
Institutional Class	$482,907
Administrative Class	8,733,829
Advisor Class	1,834,684

Shares Issued and Outstanding:
Institutional Class	41,824
Administrative Class	756,424
Advisor Class	158,900

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.55
Administrative Class	11.55
Advisor Class	11.55

Cost of Investments	$12,529,752
Cost of Investments in Affiliates	$140,220
Cost of Repurchase Agreements	$235,598
Cost of Foreign Currency Held	$7,288
Proceeds Received on Short Sales	$18,662
Premiums Received on Written Options	$7,623

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest	$278,910
Dividends	2,701
Dividends from Affiliate investments	2,383
Miscellaneous income	2
Total Income	283,996

Expenses:
Investment advisory fees	25,485
Supervisory and administrative fees	25,485
Servicing fees – Administrative Class	12,816
Distribution and/or servicing fees – Advisor Class	3,621
Trustees’ fees	57
Interest expense	97
Miscellaneous expense	1
Total Expenses	67,562

Net Investment Income	216,434

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	276,107
Net realized gain on Affiliate investments	59
Net realized gain on futures contracts	51,820
Net realized gain on written options	37,958
Net realized gain on swaps	53,016
Net realized gain on foreign currency transactions	2,005
Net change in unrealized appreciation on investments	334,333
Net change in unrealized (depreciation) on Affiliate investments	(27)
Net change in unrealized (depreciation) on futures contracts	(20,196)
Net change in unrealized (depreciation) on written options	(17,236)
Net change in unrealized appreciation on swaps	29,246
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(43,979)
Net Gain	703,106

Net Increase in Net Assets Resulting from Operations	$919,540

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$216,434	$198,015
Net realized gain	420,906	91,973
Net realized gain (loss) on Affiliate investments	59	(664)
Net change in unrealized appreciation	282,168	10,799
Net change in unrealized appreciation (depreciation) on Affiliate investments	(27)	361
Net increase resulting from operations	919,540	300,484

Distributions to Shareholders:
From net investment income
Institutional Class	(9,004)	(6,737)
Administrative Class	(216,458)	(196,944)
Advisor Class	(36,482)	(20,996)
From net realized capital gains
Institutional Class	(8,692)	(3,411)
Administrative Class	(163,223)	(110,292)
Advisor Class	(33,880)	(15,180)

Total Distributions	(467,739)	(353,560)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	1,513,713	1,052,627

Total Increase in Net Assets	1,965,514	999,551

Net Assets:
Beginning of year	9,085,906	8,086,355
End of year*	$11,051,420	$9,085,906

*Including undistributed net investment income of:	$206,239	$144,786

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.2%
Biomet, Inc.
3.210% - 3.212% due 03/25/2015		$253	$254
Gresham Capital CLO BV
1.000% due 03/23/2026	GBP	2,877	4,507
HCA, Inc.
3.561% due 03/31/2017		$4,400	4,418
Springleaf Financial Funding Co.
5.500% due 05/10/2017		15,700	15,636

Total Bank Loan Obligations (Cost $24,543)			24,815

CORPORATE BONDS & NOTES 22.3%

BANKING & FINANCE 17.5%
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		5,800	5,897
Ally Financial, Inc.
3.510% due 02/11/2014		6,100	6,232
3.709% due 06/20/2014		500	514
4.500% due 02/11/2014		500	516
4.625% due 06/26/2015		6,200	6,467
5.500% due 02/15/2017		12,200	13,107
6.750% due 12/01/2014		200	217
7.500% due 09/15/2020		900	1,090
8.300% due 02/12/2015		11,100	12,390
American Express Bank FSB
6.000% due 09/13/2017		3,600	4,348
American Express Centurion Bank
6.000% due 09/13/2017		3,900	4,718
American Express Co.
7.000% due 03/19/2018		33,500	42,357
American Express Credit Corp.
5.875% due 05/02/2013		700	713
American General Institutional Capital
7.570% due 12/01/2045		10,000	11,900
8.125% due 03/15/2046		3,200	4,024
American International Group, Inc.
0.382% due 07/19/2013	EUR	100	132
4.900% due 06/02/2014	CAD	6,000	6,251
5.050% due 10/01/2015		$12,500	13,804
5.450% due 05/18/2017		1,100	1,265
5.600% due 10/18/2016		6,100	6,970
5.850% due 01/16/2018		29,400	34,822
6.250% due 03/15/2087		2,100	2,252
8.000% due 05/22/2068	EUR	12,900	19,738
8.175% due 05/15/2068		$3,000	3,922
8.250% due 08/15/2018		18,450	24,289
ANZ New Zealand International Ltd.
6.200% due 07/19/2013		12,600	12,934
Australia & New Zealand Banking Group Ltd.
1.162% due 05/08/2013		16,400	16,414
2.125% due 01/10/2014		1,400	1,420
Banco do Brasil S.A.
3.058% due 07/02/2014		7,600	7,678
5.875% due 01/19/2023		1,200	1,323
Banco Santander Brasil S.A.
2.408% due 03/18/2014		1,000	997
4.250% due 01/14/2016		1,800	1,876
4.500% due 04/06/2015		13,100	13,624
Bank of America Corp.
0.640% due 08/15/2016		2,800	2,613
1.733% due 01/30/2014		30,400	30,662
6.500% due 08/01/2016		32,700	37,781
Bank of America N.A.
6.000% due 10/15/2036		2,100	2,575

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		$2,100	$2,371
Bank of Montreal
2.850% due 06/09/2015		7,200	7,609
Bank of Nova Scotia
1.650% due 10/29/2015		5,200	5,355
1.950% due 01/30/2017		500	521
Banque PSA Finance S.A.
2.206% due 04/04/2014		12,100	11,953
Barclays Bank PLC
10.179% due 06/12/2021		2,080	2,843
BBVA Bancomer S.A.
4.500% due 03/10/2016		3,200	3,416
6.500% due 03/10/2021		6,400	7,136
7.250% due 04/22/2020		6,400	7,168
BBVA U.S. Senior S.A.U.
2.435% due 05/16/2014		39,700	39,375
Bear Stearns Cos. LLC
6.400% due 10/02/2017		27,900	33,532
7.250% due 02/01/2018		14,500	18,183
BNP Paribas S.A.
0.751% due 04/08/2013		7,100	7,102
1.250% due 01/10/2014		21,100	21,169
5.186% due 06/29/2015 (c)		15,600	15,132
BPCE S.A.
2.375% due 10/04/2013		2,100	2,122
CIT Group, Inc.
5.250% due 04/01/2014		2,200	2,288
Citigroup, Inc.
0.581% due 06/09/2016		13,100	12,389
1.160% due 02/15/2013		13,600	13,602
1.790% due 01/13/2014		27,700	27,962
2.310% due 08/13/2013		5,900	5,958
4.875% due 05/07/2015		6,100	6,488
5.365% due 03/06/2036 (m)	CAD	4,700	4,584
5.500% due 04/11/2013		$21,700	21,925
5.500% due 10/15/2014		5,400	5,796
5.850% due 07/02/2013		1,400	1,436
Credit Agricole Home Loan SFH
1.069% due 07/21/2014		31,000	31,064
Credit Agricole S.A.
1.769% due 01/21/2014		26,400	26,627
8.375% due 10/13/2019 (c)		2,700	2,875
Credit Suisse
2.200% due 01/14/2014		4,800	4,874
Dexia Credit Local S.A.
0.711% due 03/05/2013		48,000	47,932
0.793% due 04/29/2014		21,700	21,424
2.750% due 04/29/2014		17,400	17,762
DNB Bank ASA
3.200% due 04/03/2017		6,500	6,928
Dragon LLC
1.972% due 03/12/2024		962	986
Export-Import Bank of India
2.461% due 03/30/2016		5,000	4,985
Export-Import Bank of Korea
4.000% due 01/29/2021		5,100	5,504
4.125% due 09/09/2015		12,000	12,967
5.125% due 06/29/2020		3,600	4,151
5.875% due 01/14/2015		29,900	32,807
8.125% due 01/21/2014		5,000	5,378
FCE Bank PLC
7.125% due 01/15/2013	EUR	1,900	2,514
Fifth Third Bancorp
0.729% due 12/20/2016		$3,000	2,890
Ford Motor Credit Co. LLC
5.875% due 08/02/2021		1,500	1,748
7.000% due 10/01/2013		22,315	23,377

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 04/15/2015		$7,500	$8,382
8.000% due 06/01/2014		300	327
8.000% due 12/15/2016		500	605
8.700% due 10/01/2014		3,600	4,050
General Electric Capital Corp.
5.500% due 09/15/2067	EUR	24,100	31,792
6.375% due 11/15/2067		$13,700	14,488
6.875% due 01/10/2039		53,600	72,920
7.125% due 06/15/2022 (c)		1,100	1,248
Goldman Sachs Group, Inc.
0.549% due 01/30/2017	EUR	4,000	5,018
5.250% due 07/27/2021		$8,800	10,040
5.375% due 03/15/2020		5,500	6,307
5.950% due 01/18/2018		17,300	20,147
6.250% due 09/01/2017		5,900	6,965
GSPA Monetization Trust
6.422% due 10/09/2029		16,303	17,115
HBOS PLC
1.011% due 09/06/2017		7,700	6,663
HSBC Bank PLC
2.000% due 01/19/2014		2,900	2,931
HSBC Finance Corp.
0.468% due 04/05/2013	EUR	4,300	5,678
HSBC Holdings PLC
6.500% due 09/15/2037		$2,900	3,623
7.625% due 05/17/2032		1,700	2,207
HSBC USA, Inc.
1.625% due 01/16/2018		19,700	19,734
ING Bank NV
1.711% due 06/09/2014		7,200	7,270
2.000% due 10/18/2013		2,700	2,712
2.650% due 01/14/2013		1,300	1,301
International Lease Finance Corp.
5.250% due 01/10/2013		2,680	2,685
5.750% due 05/15/2016		1,900	2,012
5.875% due 05/01/2013		1,000	1,017
6.375% due 03/25/2013		2,580	2,617
6.750% due 09/01/2016		4,500	5,074
Intesa Sanpaolo SpA
2.712% due 02/24/2014		11,600	11,590
IPIC GMTN Ltd.
5.000% due 11/15/2020		4,700	5,367
JPMorgan Chase & Co.
0.434% due 09/26/2013	EUR	900	1,189
1.058% due 05/02/2014		$75,100	75,640
4.400% due 07/22/2020		1,200	1,356
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		11,000	13,032
Korea Development Bank
8.000% due 01/23/2014		3,000	3,222
Korea Exchange Bank
3.125% due 06/26/2017		5,200	5,424
Korea Finance Corp.
3.250% due 09/20/2016		2,400	2,530
LBG Capital PLC
6.439% due 05/23/2020	EUR	2,000	2,629
7.588% due 05/12/2020	GBP	100	171
7.869% due 08/25/2020		200	347
7.875% due 11/01/2020		$2,800	3,040
8.000% due 06/15/2020 (c)		6,000	6,255
8.500% due 12/17/2021 (c)		1,100	1,147
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (c)		32,700	37,887
Macquarie Group Ltd.
7.300% due 08/01/2014		22,075	23,822
Merrill Lynch & Co., Inc.
0.456% due 01/31/2014	EUR	1,300	1,705
6.150% due 04/25/2013		$8,200	8,332
6.875% due 04/25/2018		17,500	21,112

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
0.820% due 10/15/2015		$700	$679
1.293% due 04/29/2013		7,700	7,718
2.810% due 05/14/2013		21,800	21,951
5.950% due 12/28/2017		10,600	12,012
6.000% due 04/28/2015		38,480	41,933
7.300% due 05/13/2019		1,200	1,459
National Australia Bank Ltd.
1.067% due 04/11/2014		30,500	30,699
5.350% due 06/12/2013		6,100	6,238
National Bank of Canada
2.200% due 10/19/2016		2,500	2,633
Nationwide Building Society
6.250% due 02/25/2020		9,300	10,991
Nordea Bank AB
2.125% due 01/14/2014		2,300	2,323
4.875% due 01/27/2020		15,300	17,643
Nordea Eiendomskreditt A/S
0.771% due 04/07/2015		20,100	20,093
Pacific LifeCorp
6.000% due 02/10/2020		2,200	2,457
Principal Life Income Funding Trusts
5.300% due 04/24/2013		5,200	5,275
Qatari Diar Finance QSC
5.000% due 07/21/2020		5,800	6,800
QNB Finance Ltd.
3.125% due 11/16/2015		3,000	3,101
Rabobank Group
6.875% due 03/19/2020	EUR	21,900	32,283
11.000% due 06/30/2019 (c)		$975	1,327
RCI Banque S.A.
2.217% due 04/11/2014		41,600	41,597
Resona Bank Ltd.
5.850% due 04/15/2016 (c)		1,400	1,508
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (c)		21,900	20,914
Royal Bank of Scotland PLC
1.051% due 09/29/2015		200	188
1.120% due 10/14/2016		300	275
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		2,400	2,630
5.499% due 07/07/2015		13,100	14,227
SLM Corp.
0.513% due 06/17/2013	EUR	200	262
0.615% due 01/27/2014		$1,650	1,635
5.000% due 10/01/2013		3,200	3,292
5.000% due 04/15/2015		5,000	5,295
6.250% due 01/25/2016		1,900	2,076
8.000% due 03/25/2020		12,600	14,458
8.450% due 06/15/2018		5,000	5,875
Societe Generale S.A.
1.397% due 04/11/2014		2,700	2,705
Springleaf Finance Corp.
3.250% due 01/16/2013	EUR	2,000	2,652
4.125% due 11/29/2013		10,000	13,147
SSIF Nevada LP
1.040% due 04/14/2014		$68,400	68,805
State Bank of India
4.500% due 07/27/2015		6,000	6,297
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		7,917	8,260
Stone Street Trust
5.902% due 12/15/2015		9,500	10,406
Temasek Financial Ltd.
4.300% due 10/25/2019		4,600	5,300
Turkiye Garanti Bankasi A/S
2.819% due 04/20/2016		3,100	3,092

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS AG
1.313% due 01/28/2014	$2,400	$2,415
5.750% due 04/25/2018	3,600	4,277
5.875% due 12/20/2017	4,700	5,598
UFJ Finance Aruba AEC
6.750% due 07/15/2013	300	310
USB Capital
3.500% due 01/31/2013 (c)	9,200	8,328
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017	200	220
5.450% due 11/22/2017	2,600	2,899
Wachovia Corp.
5.500% due 05/01/2013	8,300	8,439
Wells Fargo Capital
5.950% due 12/01/2086	25,100	25,853
Westpac Banking Corp.
1.041% due 03/31/2014	21,900	22,045
3.585% due 08/14/2014	4,900	5,139

		1,940,799

INDUSTRIALS 2.9%
Altria Group, Inc.
7.750% due 02/06/2014	8,680	9,332
9.700% due 11/10/2018	2,162	3,029
Amgen, Inc.
1.875% due 11/15/2014	2,000	2,046
3.625% due 05/15/2022	1,800	1,936
6.150% due 06/01/2018	1,200	1,459
Anheuser-Busch InBev Worldwide, Inc.
0.863% due 01/27/2014	32,400	32,579
Baidu, Inc.
2.250% due 11/28/2017	10,200	10,285
Braskem Finance Ltd.
5.750% due 04/15/2021	2,700	2,855
Coca-Cola Enterprises, Inc.
1.125% due 11/12/2013	16,600	16,678
CSN Islands Corp.
6.875% due 09/21/2019	3,000	3,375
CSN Resources S.A.
6.500% due 07/21/2020	20,600	22,454
Daimler Finance North America LLC
1.510% due 09/13/2013	9,298	9,352
Dell, Inc.
4.700% due 04/15/2013	500	506
DISH DBS Corp.
7.000% due 10/01/2013	1,400	1,460
Ecopetrol S.A.
7.625% due 07/23/2019	4,600	5,968
ENN Energy Holdings Ltd.
6.000% due 05/13/2021	1,400	1,615
Enterprise Products Operating LLC
6.375% due 02/01/2013	1,500	1,506
General Mills, Inc.
0.660% due 05/16/2014	10,000	10,025
Gerdau Holdings, Inc.
7.000% due 01/20/2020	1,900	2,219
Gerdau Trade, Inc.
5.750% due 01/30/2021	5,100	5,636
GTL Trade Finance, Inc.
7.250% due 10/20/2017	1,400	1,624
Hewlett-Packard Co.
0.592% due 05/24/2013	4,700	4,687
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	3,600	3,899
International Business Machines Corp.
5.700% due 09/14/2017	2,400	2,900

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MGM Resorts International
13.000% due 11/15/2013		$1,900	$2,111
Mondelez International, Inc.
2.625% due 05/08/2013		17,990	18,106
Noble Group Ltd.
4.875% due 08/05/2015		4,800	4,974
6.625% due 08/05/2020		5,000	5,188
6.750% due 01/29/2020		7,100	7,517
Ohio National Financial Services, Inc.
6.375% due 04/30/2020		2,500	2,849
Pearson Dollar Finance PLC
5.500% due 05/06/2013		5,000	5,075
Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	200	305
7.500% due 12/18/2013	GBP	200	344
Petrobras International Finance Co.
7.875% due 03/15/2019		$38,300	47,997
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		12,155	12,737
Rohm & Haas Co.
6.000% due 09/15/2017		3,700	4,386
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		1,100	1,224
Teva Pharmaceutical Finance Co. BV
1.212% due 11/08/2013		7,000	7,047
Time Warner Cable, Inc.
6.200% due 07/01/2013		400	411
Union Pacific Corp.
4.163% due 07/15/2022		3,684	4,171
UnitedHealth Group, Inc.
4.875% due 02/15/2013		5,200	5,226
Vale Overseas Ltd.
4.625% due 09/15/2020		2,000	2,169
5.625% due 09/15/2019		16,600	18,942
Vivendi S.A.
2.400% due 04/10/2015		6,500	6,640

			314,844

UTILITIES 1.9%
BellSouth Corp.
4.020% due 04/26/2021		62,500	63,151
Cleco Power LLC
6.000% due 12/01/2040		10,800	12,841
DTE Energy Co.
1.011% due 06/03/2013		4,700	4,709
Entergy Corp.
3.625% due 09/15/2015		12,200	12,774
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		2,500	2,685
6.212% due 11/22/2016		1,200	1,347
7.343% due 04/11/2013		1,700	1,729
8.146% due 04/11/2018		6,700	8,298
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		448	505
Gazprom OAO Via RBS AG
9.625% due 03/01/2013		1,500	1,524
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		700	768
10.500% due 03/25/2014		800	878
Korea Electric Power Corp.
5.125% due 04/23/2034		90	95
Majapahit Holding BV
7.250% due 06/28/2017		4,700	5,593
7.750% due 10/17/2016		3,405	4,039
7.750% due 01/20/2020		3,100	3,914
8.000% due 08/07/2019		5,100	6,477

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016	$2,500	$2,691
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	14,915	16,817
Petroleos Mexicanos
5.500% due 01/21/2021	13,300	15,608
Qtel International Finance Ltd.
3.375% due 10/14/2016	11,300	11,877
4.750% due 02/16/2021	4,200	4,757
Qwest Corp.
3.558% due 06/15/2013	10,841	10,926
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	2,600	3,230
6.750% due 09/30/2019	2,000	2,517
TNK-BP Finance S.A.
6.625% due 03/20/2017	1,000	1,142
7.875% due 03/13/2018	5,700	6,948
Verizon Communications, Inc.
5.250% due 04/15/2013	1,500	1,521
Virginia Electric and Power Co.
4.750% due 03/01/2013	1,000	1,007
Vodafone Group PLC
5.000% due 12/16/2013	3,960	4,130

		214,498

Total Corporate Bonds & Notes (Cost $2,300,861)		2,470,141

MUNICIPAL BONDS & NOTES 4.8%

CALIFORNIA 2.1%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	2,200	2,790
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	2,700	3,888
7.043% due 04/01/2050	8,600	12,545
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,200	2,596
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	5,100	7,098
7.550% due 04/01/2039	2,000	2,886
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	5,800	8,479
7.625% due 03/01/2040	18,600	26,890
7.700% due 11/01/2030	100	124
7.950% due 03/01/2036	29,300	36,440
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	1,400	1,208
Irvine Ranch Water District Joint Powers Agency, California Revenue Notes, Series 2012
2.388% due 03/15/2014	17,200	17,243
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	8,200	10,270
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,200	1,532
7.618% due 08/01/2040	1,800	2,386
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	2,700	3,919
Los Angeles Unified School District, California General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2023	11,800	13,382

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	$8,100	$10,820
Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	2,000	2,353
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,300	1,538
Riverside Community College District, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	462
7.021% due 08/01/2040	700	811
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	11,800	16,123
San Francisco, California City & County Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.950% due 11/01/2050	26,285	37,466
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	1,500	1,337
5.125% due 06/01/2046	655	548
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	1,000	1,005
6.398% due 05/15/2031	1,200	1,498
6.548% due 05/15/2048	4,700	6,264

		233,901

COLORADO 0.0%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2006
5.000% due 09/01/2036	3,900	4,213

DISTRICT OF COLUMBIA 0.1%
Metropolitan Washington Airports Authority, District of Columbia Revenue Bonds, (BABs), Series 2009
7.462% due 10/01/2046	13,000	15,809

FLORIDA 0.1%
Miami-Dade County, Florida Aviation Revenue Bonds, (AGM Insured), Series 2008
5.000% due 10/01/2041	5,100	5,509

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	2,400	2,716

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	800	789

NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	6,500	7,763

NEVADA 0.1%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	4,100	5,873

NEW JERSEY 0.6%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024	22,540	14,279

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.308% due 06/15/2013	$15,900	$15,933
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	24,500	36,185
Tobacco Settlement Financing Corp. New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	2,900	2,639

		69,036

NEW YORK 0.6%
JPMorgan Chase Putters/Drivers Trust, New York Revenue Bonds, Series 2008
8.429% due 06/15/2031	5,130	7,020
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2027	2,800	3,403
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	26,300	32,473
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	2,100	2,804
6.282% due 06/15/2042	2,100	2,504
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2030	9,500	11,487
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	2,500	3,063

		62,754

OHIO 0.4%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	29,100	42,772
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2030	100	91
6.500% due 06/01/2047	3,600	3,513

		46,376

TEXAS 0.5%
City Public Service Board of San Antonio, Texas Revenue Bonds, Series 2012
5.000% due 02/01/2023	10,125	12,810
JPMorgan Chase Putters/Drivers Trust, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2008
8.501% due 02/15/2031	3,390	4,741
JPMorgan Chase Putters/Drivers Trust, Texas Revenue Bonds, Series 2008
8.418% due 02/01/2027	2,575	3,604
8.502% due 10/01/2031	6,240	8,904
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	14,800	19,351

		49,410

WASHINGTON 0.2%
Energy Northwest, Washington Revenue Notes, Series 2012
2.803% due 07/01/2021	20,000	20,585

WISCONSIN 0.0%
Wisconsin State Revenue Bonds, (AGM Insured), Series 2008
5.050% due 05/01/2018	3,200	3,700

Total Municipal Bonds & Notes (Cost $446,433)		528,434

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 42.6%
Fannie Mae
0.270% due 12/25/2036 - 07/25/2037	$3,565	$3,455
0.460% due 05/25/2037	1,081	1,084
0.520% due 04/25/2037	3,533	3,552
0.560% due 03/25/2044	2,308	2,244
0.620% due 09/25/2035	1,548	1,563
0.660% due 09/25/2035	7,597	7,669
0.875% due 08/28/2017 - 12/20/2017	20,900	20,977
0.910% due 10/25/2037	1,908	1,930
1.110% due 07/25/2039	1,510	1,528
1.125% due 04/27/2017	24,000	24,465
1.250% due 01/30/2017	13,700	14,059
1.360% due 06/01/2043 - 07/01/2044	2,413	2,448
1.560% due 09/01/2040	16	16
2.075% due 04/01/2035	3,912	4,117
2.296% due 01/01/2025	11	11
2.310% due 08/01/2022	4,700	4,801
2.364% due 11/01/2025	1	1
2.396% due 09/01/2039	28	29
2.475% due 04/01/2019	14,800	15,747
2.500% due 08/01/2022 - 11/01/2027	60,395	63,248
2.551% due 08/01/2035	1,420	1,508
2.670% due 08/01/2022	796	831
2.713% due 05/25/2035	419	445
2.870% due 09/01/2027	6,700	6,613
3.000% due 12/01/2020 - 01/01/2043	363,429	382,090
3.330% due 11/01/2021	1,375	1,512
3.500% due 11/01/2025 - 01/01/2043	557,965	594,743
3.837% due 10/01/2032	603	613
4.000% due 01/01/2026 - 02/01/2043	917,802	984,376
4.039% due 11/01/2035	122	127
4.491% due 12/01/2036	1,038	1,099
4.500% due 11/01/2021 - 02/01/2043	1,155,177	1,250,866
4.501% due 07/01/2019	29,812	34,651
4.612% due 09/01/2034	779	843
5.000% due 02/13/2017 - 02/01/2043	128,751	140,347
5.034% due 09/01/2035	385	413
5.150% due 08/01/2035	691	744
5.375% due 06/12/2017	8,100	9,750
5.500% due 09/01/2017 - 02/01/2043	261,165	284,358
6.000% due 09/01/2016 - 01/01/2039	147,610	161,808
6.500% due 11/01/2034	67	80
7.000% due 04/25/2023 - 06/01/2032	1,080	1,252
Freddie Mac
0.359% due 07/15/2019	1,949	1,952
0.509% due 05/15/2036	2,565	2,574
0.659% due 11/15/2030	13	13
0.709% due 09/15/2030	12	12
0.909% due 08/15/2037	24,367	24,635
0.929% due 05/15/2037	688	692
1.000% due 03/08/2017 (i)	65,200	66,099
1.000% due 06/29/2017 - 09/29/2017	117,600	119,072
1.250% due 05/12/2017 - 10/02/2019	40,800	41,025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.360% due 02/25/2045	$364	$353
1.750% due 05/30/2019	7,200	7,458
2.375% due 01/13/2022	5,900	6,169
2.482% due 07/01/2027	1	1
2.497% due 01/01/2028	1	1
2.533% due 07/01/2030	1	1
3.750% due 03/27/2019	2,000	2,315
4.000% due 04/01/2029 - 01/01/2043	148,860	159,172
4.500% due 03/01/2029 - 10/01/2041	186,377	200,593
5.000% due 02/16/2017	2,900	3,420
5.500% due 08/23/2017 - 10/01/2038	11,924	13,026
6.000% due 07/01/2016 - 01/01/2043	22,067	24,070
6.500% due 03/01/2013 - 10/01/2037	211	238
7.000% due 06/15/2023	588	675
7.500% due 07/15/2030 - 03/01/2032	117	143
8.500% due 08/01/2024	7	8
Ginnie Mae
0.711% due 09/20/2030	10	10
0.809% due 02/16/2030	107	109
1.625% due 02/20/2027 - 02/20/2032	350	362
1.750% due 04/20/2026 - 05/20/2030	48	50
2.000% due 07/20/2030	5	5
6.000% due 12/15/2038 - 11/15/2039	158	177
Small Business Administration
5.130% due 09/01/2023	34	38
6.290% due 01/01/2021	47	52
7.500% due 04/01/2017	158	171

Total U.S. Government Agencies (Cost $4,647,273)		4,706,704

U.S. TREASURY OBLIGATIONS 26.7%
U.S. Treasury Bonds
3.125% due 11/15/2041 (h)(i)(j)	24,200	25,240
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2017 (j)	19,554	20,946
0.125% due 01/15/2022	175,888	191,044
0.125% due 07/15/2022	66,288	71,928
0.625% due 07/15/2021	33,253	37,799
0.750% due 02/15/2042	50,059	54,904
1.125% due 01/15/2021	48,114	56,526
1.250% due 07/15/2020	21,001	24,919
1.375% due 07/15/2018	1,716	1,999
1.625% due 01/15/2018	1,767	2,050
1.750% due 01/15/2028	69,010	89,379
2.000% due 01/15/2026	45,686	59,931
2.125% due 01/15/2019	37,386	45,415
2.375% due 01/15/2025	63,445	85,665
2.375% due 01/15/2027	33,952	46,830
2.500% due 01/15/2029	30,275	43,170
3.625% due 04/15/2028	12,443	19,749
3.875% due 04/15/2029	32,644	54,126
U.S. Treasury Notes
0.750% due 10/31/2017 (j)	19,900	19,961
0.750% due 12/31/2017	26,800	26,838
0.875% due 07/31/2019	81,100	80,048
1.000% due 06/30/2019 (h)(i)	179,200	178,556
1.000% due 08/31/2019 (i)(j)	286,500	284,642
1.000% due 09/30/2019	155,200	154,024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.000% due 11/30/2019 (j)		$474,000	$469,038
1.125% due 05/31/2019 (h)(i)(j)		51,300	51,592
1.125% due 12/31/2019		50,100	49,920
1.500% due 08/31/2018 (h)(i)(j)		147,600	152,766
1.625% due 08/15/2022		127,000	126,047
1.625% due 11/15/2022 (f)		354,000	349,741
2.625% due 04/30/2018		8,200	8,983
2.875% due 03/31/2018		10,300	11,415
3.375% due 11/15/2019		16,100	18,493
3.500% due 02/15/2018		11,800	13,432
3.625% due 08/15/2019		1,300	1,513
3.625% due 02/15/2020		21,500	25,098

Total U.S. Treasury Obligations (Cost $2,903,770)			2,953,727

MORTGAGE-BACKED SECURITIES 4.9%
American Home Mortgage Investment Trust
2.526% due 02/25/2045		1,441	1,404
Arran Residential Mortgages Funding PLC
1.391% due 05/16/2047	EUR	163	216
1.391% due 11/19/2047		21,968	29,130
1.591% due 05/16/2047		11,300	15,226
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049		$11,600	13,455
5.726% due 05/10/2045		6,400	7,348
Banc of America Funding Corp.
2.619% due 05/25/2035		1,977	2,058
Banc of America Large Loan, Inc.
2.509% due 11/15/2015		1,923	1,924
Banc of America Mortgage Trust
3.119% due 05/25/2033		2,270	2,277
6.500% due 10/25/2031		185	196
BCAP LLC Trust
5.430% due 03/26/2037		1,400	1,162
Bear Stearns Adjustable Rate Mortgage Trust
2.370% due 02/25/2036		252	245
2.643% due 04/25/2033		327	331
2.831% due 11/25/2030		2	2
2.959% due 02/25/2033		55	50
2.972% due 01/25/2035		1,022	1,013
3.007% due 04/25/2034		1,370	1,323
3.064% due 01/25/2034		815	830
3.117% due 11/25/2034		4,991	4,866
3.129% due 07/25/2034		1,772	1,629
3.472% due 11/25/2034		1,213	1,227
3.831% due 02/25/2033		31	32
5.313% due 01/25/2035		722	748
Bear Stearns Alt-A Trust
2.960% due 05/25/2035		3,740	3,439
3.001% due 09/25/2035		2,221	1,755
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044		1,000	1,137
5.471% due 01/12/2045		2,800	3,270
5.700% due 06/11/2050		9,400	11,244
5.703% due 06/11/2050		8,168	8,677
Bear Stearns Structured Products, Inc.
2.797% due 01/26/2036		4,531	2,996
2.829% due 12/26/2046		2,517	1,439
Chase Mortgage Finance Corp.
5.236% due 01/25/2036 ^		7,853	7,715
Citigroup Mortgage Loan Trust, Inc.
2.570% due 10/25/2035		770	744
2.737% due 05/25/2035		2,766	2,653
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		3,000	3,453
Commercial Mortgage Pass-Through Certificates
5.383% due 02/15/2040		530	590

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
0.380% due 05/25/2047		$4,752	$3,383
0.390% due 05/25/2047		3,335	2,367
0.400% due 09/25/2046		48,031	33,130
0.410% due 05/25/2036		12,424	8,600
Countrywide Home Loan Mortgage Pass-Through Trust
2.783% due 02/20/2036		988	854
2.803% due 02/20/2035		5,547	5,207
2.934% due 11/25/2034		3,219	2,946
Credit Suisse First Boston Mortgage Securities Corp.
4.903% due 06/25/2032		20	20
Credit Suisse Mortgage Pass-Through Certificates
5.676% due 03/15/2039		900	1,018
Deutsche ALT-A Securities, Inc.
0.710% due 02/25/2035		968	788
Epic Opera PLC
0.778% due 07/28/2016	GBP	5,384	8,562
European Loan Conduit
0.342% due 05/15/2019	EUR	486	604
First Horizon Alternative Mortgage Securities
2.432% due 08/25/2035		$7,454	6,297
2.570% due 09/25/2035		116	97
First Horizon Mortgage Pass-Through Trust
2.598% due 10/25/2035		7,465	6,630
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		3	3
Granite Master Issuer PLC
0.411% due 12/20/2054		3,833	3,770
0.814% due 12/20/2054	GBP	3,866	6,176
Granite Mortgages PLC
0.464% due 09/20/2044	EUR	397	519
0.585% due 01/20/2044		395	518
0.898% due 09/20/2044	GBP	3,157	5,065
0.909% due 01/20/2044		599	962
Greenpoint Mortgage Pass-Through Certificates
3.168% due 10/25/2033		$2,012	1,998
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		400	429
5.317% due 06/10/2036		898	937
5.444% due 03/10/2039		4,400	5,085
GS Mortgage Securities Corp.
1.103% due 03/06/2020		4,531	4,535
5.396% due 08/10/2038		905	957
GSR Mortgage Loan Trust
2.660% due 09/25/2035		9,100	9,167
5.127% due 11/25/2035		2,904	2,880
Harborview Mortgage Loan Trust
0.400% due 01/19/2038		7,815	6,063
0.430% due 05/19/2035		736	581
0.460% due 01/19/2036		15,291	9,963
0.960% due 10/19/2035		5,269	3,911
3.075% due 07/19/2035		3,016	2,462
Holmes Master Issuer PLC
1.560% due 10/15/2054	EUR	6,300	8,405
Indymac Adjustable Rate Mortgage Trust
1.820% due 01/25/2032		$3	2
Indymac Index Mortgage Loan Trust
0.420% due 04/25/2046		8,080	5,831
JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% due 11/15/2043		12,600	14,262
4.158% due 01/12/2039		5,449	5,614
5.336% due 05/15/2047		6,800	7,806
5.420% due 01/15/2049		20,956	24,302
5.648% due 03/18/2051		10,300	11,898
5.882% due 02/15/2051		1,770	2,097
JPMorgan Mortgage Trust
2.600% due 06/25/2035		1,030	1,017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.995% due 08/25/2034	$12,036	$11,939
3.002% due 10/25/2036	11,853	9,278
4.963% due 02/25/2035	1,006	1,024
5.750% due 01/25/2036	1,644	1,599
MASTR Adjustable Rate Mortgages Trust
0.910% due 01/25/2047 ^	7,898	4,370
Merrill Lynch Floating Trust
0.751% due 07/09/2021	9,815	9,777
Merrill Lynch Mortgage Investors Trust
0.460% due 11/25/2035	459	431
1.214% due 10/25/2035	1,108	1,092
2.480% due 04/25/2035	13,104	13,009
Merrill Lynch Mortgage Investors, Inc.
0.420% due 02/25/2036	2,935	2,562
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	5,500	6,380
Morgan Stanley Capital Trust
5.610% due 04/15/2049	5,223	5,393
5.809% due 12/12/2049	600	715
5.882% due 06/11/2049	3,100	3,667
Morgan Stanley Re-REMIC Trust
5.789% due 08/12/2045	2,200	2,582
Prime Mortgage Trust
0.610% due 02/25/2019	14	14
0.610% due 02/25/2034	303	287
Residential Accredit Loans, Inc. Trust
3.820% due 12/25/2035	1,056	752
Residential Asset Securitization Trust
0.660% due 10/25/2035	4,303	3,270
Sovereign Commercial Mortgage Securities Trust
5.982% due 07/22/2030	196	199
Structured Adjustable Rate Mortgage Loan Trust
0.410% due 04/25/2047	5,588	3,479
5.293% due 07/25/2035	760	694
Structured Asset Mortgage Investments, Inc.
0.460% due 07/19/2035	4,583	4,546
0.870% due 09/19/2032	80	77
Structured Asset Securities Corp.
2.393% due 07/25/2032	7	7
2.584% due 02/25/2032	9	9
Suntrust Adjustable Rate Mortgage Loan Trust
5.808% due 02/25/2037 ^	8,035	6,577
Thornburg Mortgage Securities Trust
5.750% due 06/25/2047	39,658	35,079
Wachovia Bank Commercial Mortgage Trust
0.289% due 06/15/2020	5,415	5,332
5.509% due 04/15/2047	3,200	3,718
Wachovia Mortgage Loan Trust LLC
3.032% due 05/20/2036 ^	10,896	8,814
WaMu Mortgage Pass-Through Certificates
0.500% due 10/25/2045	790	755
0.530% due 01/25/2045	7,515	7,072
1.365% due 11/25/2042	352	338
1.565% due 08/25/2042	913	877
4.818% due 12/25/2036 ^	1,091	992
5.093% due 07/25/2037 ^	8,257	7,544
Wells Fargo Mortgage-Backed Securities Trust
2.619% due 01/25/2035	2,726	2,732
2.624% due 12/25/2034	2,017	2,017
2.627% due 03/25/2036	3,833	3,773

Total Mortgage-Backed Securities (Cost $501,515)		536,294

ASSET-BACKED SECURITIES 1.7%
Amortizing Residential Collateral Trust
0.750% due 06/25/2032	165	137

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bank of America Auto Trust
3.520% due 06/15/2016		$3,460	$3,464
Bear Stearns Asset-Backed Securities Trust
0.290% due 10/25/2036		148	142
0.300% due 06/25/2047		422	413
0.360% due 11/25/2036		22,891	15,607
0.370% due 08/25/2036		2,986	1,995
Concord Real Estate CDO Ltd.
0.490% due 12/25/2046		8,165	7,664
Credit-Based Asset Servicing and Securitization LLC
0.270% due 11/25/2036		200	95
EMC Mortgage Loan Trust
0.950% due 05/25/2040		252	232
Fremont Home Loan Trust
0.270% due 01/25/2037		112	51
Hillmark Funding
0.562% due 05/21/2021		24,100	23,320
HSBC Home Equity Loan Trust
0.501% due 01/20/2034		3,889	3,773
JPMorgan Mortgage Acquisition Corp.
0.270% due 03/25/2047		1,393	1,289
Lafayette CLO Ltd.
1.751% due 09/06/2022		29,707	29,649
Lehman XS Trust
0.390% due 06/25/2036		8,553	5,378
Long Beach Mortgage Loan Trust
0.770% due 10/25/2034		156	139
3.210% due 11/25/2032		50	39
MASTR Asset-Backed Securities Trust
0.450% due 03/25/2036		7,515	3,538
Morgan Stanley ABS Capital
0.460% due 08/25/2036		20,000	8,746
Novastar Home Equity Loan
0.450% due 11/25/2036		4,726	1,686
Penta CLO S.A.
0.564% due 06/04/2024	EUR	2,324	2,884
Plymouth Rock CLO Ltd.
1.810% due 02/16/2019		$5,432	5,429
Residential Asset Securities Corp. Trust
0.370% due 06/25/2036		12,055	10,810
0.790% due 05/25/2035		1,397	1,268
Sagamore CLO Ltd.
0.880% due 10/15/2015		397	396
Securitized Asset-Backed Receivables LLC
0.340% due 05/25/2037 ^		2,025	1,137
Sherwood Castle Funding PLC
0.393% due 03/15/2016	EUR	12,000	15,766
SLM Student Loan Trust
0.443% due 12/15/2023		17,217	21,943
2.859% due 12/16/2019		$1,900	1,950
3.500% due 08/17/2043		4,065	3,933
Structured Asset Securities Corp.
0.380% due 12/25/2036		9,900	6,394
0.790% due 01/25/2033		44	41
Wind River CLO Ltd.
0.639% due 12/19/2016		6,333	6,277

Total Asset-Backed Securities (Cost $183,614)			185,585

SOVEREIGN ISSUES 10.2%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	2,300	3,279
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	6,616	3,410
10.000% due 01/01/2021		43	22

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (b)	EUR	5,262	$6,603
2.250% due 11/01/2013		20,200	26,853
2.500% due 03/01/2015		22,100	29,393
3.000% due 04/01/2014		1,600	2,146
3.000% due 04/15/2015		1,800	2,417
3.500% due 06/01/2014		2,300	3,109
3.500% due 11/01/2017		27,200	36,279
3.750% due 12/15/2013		82,700	111,487
3.750% due 08/01/2015		2,700	3,689
3.750% due 04/15/2016		16,100	22,080
4.250% due 07/01/2014		3,900	5,333
4.250% due 08/01/2014		2,900	3,973
4.500% due 07/15/2015		21,100	29,287
4.500% due 08/01/2018		7,100	9,868
4.750% due 09/15/2016		17,700	25,002
4.750% due 05/01/2017		53,500	75,426
4.750% due 06/01/2017		25,200	35,445
6.000% due 11/15/2014		8,700	12,337
Italy Certificati Di Credito Del Tesoro
0.000% due 09/30/2013		19,800	25,901
0.000% due 01/31/2014		100	130
0.000% due 05/30/2014		22,100	28,422
0.000% due 09/30/2014		37,700	48,055
Korea Housing Finance Corp.
4.125% due 12/15/2015		$2,100	2,275
Mexico Government International Bond
6.000% due 06/18/2015	MXN	401,600	31,992
6.250% due 06/16/2016		276,000	22,261
10.000% due 12/05/2024		460,300	49,917
Panama Government International Bond
7.250% due 03/15/2015		$1,600	1,798
Province of British Columbia
4.300% due 06/18/2042	CAD	700	835
Province of Ontario
1.600% due 09/21/2016		$300	310
1.650% due 09/27/2019		3,500	3,500
2.450% due 06/29/2022		38,000	38,533
2.850% due 06/02/2023	CAD	2,300	2,311
3.000% due 07/16/2018		$3,700	4,037
3.150% due 06/02/2022	CAD	52,500	54,637
4.000% due 10/07/2019		$1,000	1,149
4.000% due 06/02/2021	CAD	40,400	44,964
4.200% due 03/08/2018		2,100	2,342
4.200% due 06/02/2020		16,500	18,600
4.300% due 03/08/2017		6,800	7,527
4.400% due 06/02/2019		8,000	9,079
4.400% due 04/14/2020		$600	707
4.600% due 06/02/2039	CAD	3,900	4,705
4.700% due 06/02/2037		6,300	7,641
5.500% due 06/02/2018		2,300	2,716
Province of Quebec
2.750% due 08/25/2021		$20,500	21,433
3.000% due 09/01/2023	CAD	900	907
3.500% due 07/29/2020		$3,000	3,335
3.500% due 12/01/2022	CAD	55,300	58,585
4.250% due 12/01/2021		40,400	45,454
4.500% due 12/01/2016		300	333
4.500% due 12/01/2017		4,200	4,728
4.500% due 12/01/2018		5,400	6,131

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 12/01/2019	CAD	1,600	$1,825
4.500% due 12/01/2020		3,500	4,006
Russia Government International Bond
3.250% due 04/04/2017		$3,800	4,047
Spain Government International Bond
3.000% due 04/30/2015	EUR	2,600	3,431
3.150% due 01/31/2016		5,300	6,947
3.300% due 10/31/2014		2,900	3,858
3.750% due 10/31/2015		33,100	44,030
4.000% due 07/30/2015		500	675
4.250% due 10/31/2016		32,800	44,080
4.400% due 01/31/2015		6,300	8,580

Total Sovereign Issues (Cost $1,079,208)			1,124,167

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Wells Fargo & Co.
7.500% due 03/15/2013 (c)		31,000	37,975

Total Convertible Preferred Securities (Cost $34,437)			37,975

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
DG Funding Trust
2.829% due 01/30/2013 (c)		1,239	9,097

Total Preferred Securities (Cost $13,055)			9,097

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.9%

CERTIFICATES OF DEPOSIT 3.2%
Abbey National Treasury Services PLC
1.661% due 06/10/2013		$41,500	41,545
Banco Bradesco S.A.
1.955% due 01/24/2013		6,100	6,104
Banco do Brasil S.A.
0.000% due 06/28/2013		38,200	38,122
Dexia Credit Local S.A.
1.650% due 09/12/2013		149,500	149,628
1.700% due 09/06/2013		72,100	72,185
Itau Unibanco Holding S.A.
0.000% due 10/31/2013		27,500	27,174
0.000% due 11/01/2013		17,700	17,615

			352,373

COMMERCIAL PAPER 0.3%
Santander S.A.
2.200% due 04/02/2013		7,400	7,379
3.100% due 10/01/2013		29,800	29,362

			36,741

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 2.1%
Banc of America Securities LLC
0.230% due 01/02/2013		$8,900	$8,900
(Dated 12/31/2012. Collateralized by U.S. Treasury Bills 0.000% due 12/12/2013 valued at $9,076. Repurchase proceeds are $8,900.)
JPMorgan Securities, Inc.
0.250% due 01/02/2013		223,700	223,700
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 2.125% due 12/31/2015 valued at $228,436. Repurchase proceeds are $223,703.)
State Street Bank and Trust Co.
0.010% due 01/02/2013		2,998	2,998
(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $3,061. Repurchase proceeds are $2,998.)

			235,598

SPAIN TREASURY BILLS 0.0%
2.690% due 09/20/2013 (a)	EUR	3,000	3,904

U.S. TREASURY BILLS 0.0%
0.147% due 12/12/2013 (a)(g)(j)		$3,110	3,106

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (d) 1.3%
PIMCO Short-Term Floating NAV Portfolio		1,142	11
PIMCO Short-Term Floating NAV Portfolio III		14,028,979	140,220

			140,231

Total Short-Term Instruments (Cost $770,861)			771,953

Total Investments 120.8% (Cost $12,905,570)			$13,348,892

Written Options (l) (0.0%) (Premiums $7,623)			(908)

Other Assets and Liabilities (Net) (20.8%)			(2,296,564)

Net Assets 100.0%			$11,051,420

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(c)	Perpetual maturity, date shown represents next contractual call date.
(d)	Affiliated to the Portfolio.
(e)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $171,227 at a weighted average interest rate of (0.089%).
(f)	Securities with an aggregate market value of $222,194 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of December 31, 2012:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
JPS	(0.220%)	12/31/2012	01/02/2013	$223,776	$(223,773)

(g)	Securities with an aggregate market value of $759 have been delivered or pledged as collateral for transactions as governed by Master Securities Forward Transaction Agreements as of December 31, 2012.
(h)	Securities with an aggregate market value of $12,100 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2014	141	$118
90-Day Euribor June Futures	Long	06/2015	40	1
90-Day Euribor March Futures	Long	03/2015	47	6
90-Day Euribor September Futures	Long	09/2015	5	2
90-Day Eurodollar December Futures	Long	12/2015	4,069	48
90-Day Eurodollar June Futures	Long	06/2015	4,764	2,198
90-Day Eurodollar June Futures	Long	06/2016	116	1
90-Day Eurodollar March Futures	Long	03/2016	1,358	17
90-Day Eurodollar September Futures	Long	09/2015	1,042	367
90-Day Eurodollar September Futures	Long	09/2016	77	0
Euro-Bund 10-Year Bond March Futures	Short	03/2013	1,042	(695)
U.S. Treasury 10-Year Note March Futures	Long	03/2013	2,731	(740)

				$1,323

(i)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $41,925 and cash of $11 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.HY-19 5-Year Index	(5.000%	)	12/20/2017	$2,900	$(16)	$(5)
CDX.IG-19 5-Year Index	(1.000%	)	12/20/2017	21,700	(56)	3

					$(72)	$(2)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$	1,221,100	$9,278	$1,256
Receive	3-Month USD-LIBOR	4.250%	06/15/2041		34,800	(10,963)	(1,827)
Receive	3-Month USD-LIBOR	2.750%	06/20/2042		267,900	1,456	(3,586)
Receive	3-Month USD-LIBOR	2.500%	12/19/2042		99,000	6,064	1,848

						$5,835	$(2,309)

(j)	Securities with an aggregate market value of $27,869 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.
(k)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid	Unrealized (Depreciation)
Credit Agricole S.A.	CBK	(1.000%	)	03/20/2014	0.202%	$	5,100	$(52)	$143	$(195)
Credit Agricole S.A.	MYC	(1.000%	)	03/20/2014	0.202%		6,000	(61)	176	(237)

								$(113)	$319	$(432)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	UAG	1.000%	12/20/2020	1.516%	$	100	$(4)	$(22)	$18
ArcelorMittal	FBF	1.000%	06/20/2016	3.015%		3,500	(231)	(177)	(54)
Australia Government Bond	GST	1.000%	06/20/2017	0.370%		1,400	40	13	27
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	0.671%		5,300	40	(94)	134
Berkshire Hathaway Finance Corp.	BRC	1.000%	06/20/2017	1.084%		900	(3)	(23)	20
Berkshire Hathaway Finance Corp.	BRC	1.000%	12/20/2017	1.168%		21,600	(166)	(369)	203
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	0.349%		3,900	6	0	6
Berkshire Hathaway Finance Corp.	FBF	1.000%	06/20/2017	1.084%		700	(2)	(17)	15
Berkshire Hathaway Finance Corp.	GST	1.000%	03/20/2015	0.671%		2,600	20	(46)	66
Berkshire Hathaway Finance Corp.	UAG	1.000%	03/20/2015	0.671%		2,600	20	(47)	67
Brazil Government International Bond	BOA	1.000%	09/20/2015	0.648%		700	7	(6)	13
Brazil Government International Bond	BPS	1.000%	06/20/2017	0.953%		5,600	14	(84)	98
Brazil Government International Bond	BRC	1.000%	06/20/2015	0.604%		1,000	11	(14)	25
Brazil Government International Bond	BRC	1.000%	09/20/2015	0.648%		2,300	23	(20)	43
Brazil Government International Bond	BRC	1.000%	03/20/2016	0.715%		1,100	11	(7)	18
Brazil Government International Bond	BRC	1.000%	06/20/2016	0.771%		21,600	179	(31)	210
Brazil Government International Bond	BRC	1.000%	12/20/2016	0.860%		31,000	181	(781)	962
Brazil Government International Bond	CBK	1.000%	09/20/2015	0.648%		1,000	10	(16)	26
Brazil Government International Bond	CBK	1.000%	06/20/2016	0.771%		51,100	421	(156)	577
Brazil Government International Bond	DUB	1.000%	06/20/2015	0.604%		6,600	67	(70)	137
Brazil Government International Bond	DUB	1.000%	06/20/2016	0.771%		8,100	66	(20)	86
Brazil Government International Bond	FBF	1.000%	06/20/2015	0.604%		8,200	83	(209)	292
Brazil Government International Bond	FBF	1.000%	09/20/2015	0.648%		5,500	55	(69)	124
Brazil Government International Bond	GST	1.000%	06/20/2015	0.604%		900	9	(12)	21
Brazil Government International Bond	HUS	1.000%	09/20/2015	0.648%		3,300	33	(33)	66
Brazil Government International Bond	HUS	1.000%	06/20/2016	0.771%		25,400	209	(37)	246
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.604%		10,900	110	(120)	230
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.648%		3,300	32	(34)	66
Brazil Government International Bond	JPM	1.000%	09/20/2016	0.819%		5,300	37	(31)	68
Brazil Government International Bond	JPM	1.000%	06/20/2017	0.953%		10,200	25	(95)	120
Brazil Government International Bond	MYC	1.000%	06/20/2015	0.604%		1,500	15	(15)	30
Brazil Government International Bond	UAG	1.000%	09/20/2015	0.648%		700	7	(7)	14
China Government International Bond	BPS	1.000%	03/20/2016	0.327%		500	11	6	5
China Government International Bond	BRC	1.000%	03/20/2016	0.327%		1,000	22	12	10
China Government International Bond	CBK	1.000%	06/20/2016	0.376%		10,800	237	116	121
China Government International Bond	DUB	1.000%	06/20/2016	0.376%		6,900	152	76	76
China Government International Bond	DUB	1.000%	09/20/2016	0.417%		2,000	44	11	33
China Government International Bond	FBF	1.000%	03/20/2015	0.217%		5,000	89	24	65
China Government International Bond	GST	1.000%	09/20/2016	0.417%		800	17	4	13
China Government International Bond	JPM	1.000%	06/20/2016	0.376%		5,500	121	59	62
China Government International Bond	JPM	1.000%	09/20/2016	0.417%		4,300	94	25	69
China Government International Bond	MYC	1.000%	09/20/2016	0.417%		2,100	46	11	35
China Government International Bond	RYL	1.000%	06/20/2016	0.376%		5,100	112	54	58
China Government International Bond	RYL	1.000%	09/20/2016	0.417%		1,400	31	10	21
China Government International Bond	UAG	1.000%	09/20/2016	0.417%		300	7	2	5
Credit Agricole S.A.	BOA	1.000%	06/20/2016	2.335%	EUR	6,900	(407)	(725)	318
Dell, Inc.	GST	1.000%	06/20/2018	2.408%	$	6,200	(439)	(104)	(335)
Export-Import Bank of China	DUB	1.000%	06/20/2017	0.746%		900	11	(38)	49
France Government Bond	BOA	0.250%	03/20/2016	0.467%		11,600	(80)	(371)	291
France Government Bond	BRC	0.250%	09/20/2016	0.603%		1,300	(16)	(79)	63
France Government Bond	GST	0.250%	03/20/2016	0.467%		6,600	(45)	(199)	154
France Government Bond	GST	0.250%	06/20/2016	0.540%		6,800	(68)	(178)	110
General Electric Capital Corp.	CBK	3.850%	03/20/2014	0.254%		5,000	227	0	227
General Electric Capital Corp.	DUB	4.750%	12/20/2013	0.220%		11,100	511	0	511
Indonesia Government International Bond	BOA	1.000%	06/20/2016	0.787%		18,800	144	(349)	493
Indonesia Government International Bond	BOA	1.000%	09/20/2016	0.867%		700	3	(11)	14
Indonesia Government International Bond	BOA	1.000%	06/20/2021	1.826%		7,500	(461)	(539)	78
Indonesia Government International Bond	DUB	1.000%	09/20/2015	0.620%		1,100	12	(26)	38
Indonesia Government International Bond	DUB	1.000%	06/20/2017	1.099%		5,300	(21)	(156)	135
Indonesia Government International Bond	JPM	1.000%	06/20/2017	1.099%		18,500	(73)	(553)	480
Indonesia Government International Bond	MYC	1.000%	09/20/2016	0.867%		5,300	27	(79)	106
Indonesia Government International Bond	UAG	1.000%	09/20/2016	0.867%		2,400	12	(38)	50
Indonesia Government International Bond	UAG	1.000%	06/20/2017	1.099%		3,200	(13)	(99)	86
Japan Government International Bond	BOA	1.000%	03/20/2016	0.458%		1,200	22	17	5
Japan Government International Bond	GST	1.000%	12/20/2015	0.435%		3,900	67	95	(28)
Japan Government International Bond	GST	1.000%	06/20/2016	0.507%		9,400	164	96	68
Japan Government International Bond	JPM	1.000%	03/20/2016	0.458%		2,500	44	22	22
Japan Government International Bond	JPM	1.000%	06/20/2017	0.673%		15,300	225	(27)	252
Kinder Morgan Energy Partners LP	GST	1.000%	03/20/2018	1.427%		7,900	(165)	(323)	158
MetLife, Inc.	BOA	1.000%	12/20/2014	0.730%		10,800	61	(143)	204

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
MetLife, Inc.	BOA	1.000%	09/20/2015	0.989%	$	7,500	$5	$(492)	$497
MetLife, Inc.	BOA	1.000%	12/20/2015	1.063%		18,100	(27)	(865)	838
MetLife, Inc.	CBK	1.000%	12/20/2015	1.063%		6,900	(10)	(251)	241
Mexico Government International Bond	BOA	1.000%	09/20/2015	0.551%		400	5	(6)	11
Mexico Government International Bond	BPS	1.000%	06/20/2017	0.840%		6,500	48	(48)	96
Mexico Government International Bond	BRC	1.000%	03/20/2015	0.451%		5,500	69	(124)	193
Mexico Government International Bond	CBK	1.000%	03/20/2015	0.451%		3,600	45	(83)	128
Mexico Government International Bond	CBK	1.000%	09/20/2015	0.551%		1,200	15	(18)	33
Mexico Government International Bond	DUB	1.000%	03/20/2016	0.619%		15,800	198	(116)	314
Mexico Government International Bond	DUB	1.000%	06/20/2016	0.669%		40,900	481	99	382
Mexico Government International Bond	DUB	1.000%	06/20/2017	0.840%		2,100	16	(21)	37
Mexico Government International Bond	FBF	1.000%	06/20/2017	0.840%		4,800	36	(43)	79
Mexico Government International Bond	GST	1.000%	06/20/2017	0.840%		3,800	28	(40)	68
Mexico Government International Bond	HUS	1.000%	09/20/2017	0.892%		2,400	13	(53)	66
Mexico Government International Bond	JPM	0.920%	03/20/2016	0.620%		1,200	15	0	15
Mexico Government International Bond	MYC	1.000%	09/20/2016	0.712%		7,100	78	(33)	111
Mexico Government International Bond	MYC	1.000%	06/20/2017	0.840%		2,700	20	(21)	41
Mexico Government International Bond	RYL	1.000%	09/20/2015	0.551%		5,400	67	(63)	130
Mexico Government International Bond	UAG	1.000%	09/20/2015	0.551%		600	8	(8)	16
Morgan Stanley	CBK	1.000%	06/20/2013	0.393%		3,500	11	(209)	220
Morgan Stanley	FBF	1.000%	06/20/2013	0.393%		19,300	63	(364)	427
NRG Energy, Inc.	GST	5.000%	12/20/2016	2.656%		1,600	144	(7)	151
NRG Energy, Inc.	GST	5.000%	03/20/2017	2.833%		8,500	748	(701)	1,449
NRG Energy, Inc.	GST	5.000%	06/20/2017	3.072%		2,200	181	(176)	357
NRG Energy, Inc.	GST	5.000%	12/20/2019	4.117%		4,300	227	57	170
Prudential Financial, Inc.	BOA	1.000%	12/20/2015	0.966%		9,000	12	(263)	275
Russia Government International Bond	GST	1.000%	06/20/2017	1.165%		1,300	(9)	(90)	81
U.S. Treasury Notes	BPS	0.250%	03/20/2016	0.222%	EUR	16,900	22	(238)	260
U.S. Treasury Notes	UAG	0.250%	09/20/2015	0.197%		26,600	54	(398)	452
United Kingdom Gilt	BOA	1.000%	06/20/2016	0.253%	$	8,900	233	182	51
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.253%		10,900	286	189	97
United Kingdom Gilt	CBK	1.000%	12/20/2016	0.291%		20,600	586	82	504
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.230%		2,200	55	42	13
United Kingdom Gilt	FBF	1.000%	03/20/2016	0.230%		4,300	108	83	25
United Kingdom Gilt	GST	1.000%	12/20/2016	0.291%		13,400	381	40	341
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.253%		4,900	129	85	44
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.188%		7,900	146	34	112
United Kingdom Gilt	SOG	1.000%	06/20/2016	0.253%		3,500	92	61	31
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.253%		4,700	123	81	42

							$6,752	$(9,742)	$16,494

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid	Unrealized (Depreciation)
iTraxx Europe 18 Index	BOA	(1.000%	)	12/20/2017	EUR	17,900	$186	$303	$(117)
iTraxx Europe 18 Index	BRC	(1.000%	)	12/20/2017		13,200	137	227	(90)
iTraxx Europe 18 Index	GST	(1.000%	)	12/20/2017		500	5	9	(4)
iTraxx Europe 18 Index	JPM	(1.000%	)	12/20/2017		2,900	31	54	(23)
iTraxx Europe 18 Index	MYC	(1.000%	)	12/20/2017		600	6	10	(4)

							$365	$603	$(238)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	DUB	5.000%	12/20/2014	$	2,600	$165	$259	$(94)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015		43,700	3,381	5,546	(2,165)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		18,400	1,423	2,222	(799)
CDX.EM-13 5-Year Index	FBF	5.000%	06/20/2015		1,000	78	137	(59)
CDX.EM-13 5-Year Index	GST	5.000%	06/20/2015		400	31	50	(19)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		37,700	2,916	4,099	(1,183)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		3,000	232	345	(113)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		11,000	851	1,288	(437)
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		1,832	30	0	30
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		4,051	68	0	68
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		4,533	12	0	12
CDX.IG-10 5-Year Index 30-100%	GST	0.463%	06/20/2013		5,691	13	0	13

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AAA.3 Index	BOA	0.080%	12/13/2049	$	4,900	$(210)	$(283)	$73
CMBX.NA.AAA.3 Index	DUB	0.080%	12/13/2049		2,000	(86)	(120)	34
MCDX-18 5-Year Index	MYC	1.000%	06/20/2017		14,200	(304)	(456)	152
MCDX-18 10-Year Index	CBK	1.000%	06/20/2022		13,400	(842)	(1,025)	183

						$7,758	$12,062	$(4,304)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	GLM	$	12,400	$5	$(12)	$17
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	MYC		118,000	46	(355)	401
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC	MXN	29,500	33	15	18
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		464,500	512	176	336
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC		30,400	33	6	27
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	BRC		18,300	(17)	(11)	(6)
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	HUS		54,900	(50)	(35)	(15)
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		932,000	699	(264)	963
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	GLM		35,100	26	(10)	36
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		50,000	37	(34)	71
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		105,000	79	(58)	137
Pay	28-Day MXN-TIIE	6.350%	06/02/2021	MYC		28,000	99	7	92
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	BOA		17,100	(28)	(26)	(2)
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	BRC		13,000	(22)	(26)	4
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	GLM		10,000	(17)	(23)	6
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	HUS		161,500	(267)	(339)	72
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MYC		197,100	(326)	(354)	28
Pay	28-Day MXN-TIIE	5.750%	09/02/2022	BRC		83,000	(15)	(7)	(8)
Pay	28-Day MXN-TIIE	5.750%	09/02/2022	UAG		49,000	(8)	(5)	(3)

							$819	$(1,355)	$2,174

(l)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	05/28/2013	$	130,700	$647	$0
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		94,900	670	(11)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		68,400	345	(60)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		78,200	287	(68)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		47,600	447	0
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		5,800	112	(2)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	02/19/2013		71,900	198	(25)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		375,500	2,034	(329)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		30,200	586	(10)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		54,200	275	(47)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	05/30/2013		110,400	819	(59)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	CBK	6-Month EUR-EURIBOR	Pay	1.100%	01/21/2013	EUR	14,800	$94	$0
Put - OTC 5-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.100%	01/21/2013		4,200	28	0
Put - OTC 7-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.650%	03/18/2013	$	24,100	72	(54)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.500%	05/30/2013		29,300	221	(77)

								$6,835	$(742)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$13,700	$116	$(26)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	32,900	293	(64)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	14,800	191	(29)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	4,900	37	(10)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	15,400	151	(37)

						$788	$(166)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2011	1,116	$3,826,900	EUR	0	$31,729
Sales	2,914	3,907,500		38,000	17,543
Closing Buys	(4,030)	(5,968,500)		(19,000)	(40,406)
Expirations	0	0		0	0
Exercised	0	(563,000)		0	(1,243)

Balance at 12/31/2012	0	$1,202,900	EUR	19,000	$7,623

(m)	Restricted securities as of December 31, 2012:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	5.365%	03/06/2036	06/09/2011	$4,052	$4,584	0.04%

(n)	Short sales outstanding as of December 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	01/01/2043	$17,000	$18,662	$(18,570)

(o)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	EUR	134,632	$	173,664	BOA	$0	$(4,044)	$(4,044)
01/2013		86,822		112,438	BPS	0	(2,163)	(2,163)
01/2013		2,642		3,418	BRC	0	(69)	(69)
01/2013		4,600		5,702	DUB	0	(371)	(371)
01/2013		175,479		228,334	FBF	0	(3,289)	(3,289)
01/2013		279		367	MSC	0	(1)	(1)
01/2013		37,712		46,878	UAG	0	(2,910)	(2,910)
01/2013	JPY	3,553,067		43,323	DUB	2,307	0	2,307
01/2013		152,438		1,780	HUS	21	0	21
01/2013		252,370		2,975	RYL	62	0	62
01/2013	$	2,076	EUR	1,588	DUB	20	0	20
01/2013		150		115	JPM	1	0	1
01/2013		11,050		8,454	RYL	108	0	108
01/2013		526,057		395,829	UAG	0	(3,582)	(3,582)
01/2013		14	SGD	17	BRC	0	0	0
01/2013		12		15	DUB	0	0	0
02/2013	CNY	14,544	$	2,305	BRC	0	(7)	(7)
02/2013		20,774		3,300	FBF	0	(2)	(2)
02/2013		59,363		9,400	UAG	0	(36)	(36)
02/2013	EUR	2,334		3,077	BRC	0	(5)	(5)
02/2013		1,657		2,192	JPM	4	0	4

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
02/2013	EUR	412,829	$	547,618	UAG	$3,600	$(1,049)	$2,551
02/2013	$	700	BRL	1,437	BRC	0	(1)	(1)
02/2013		5,100		10,483	HUS	0	(2)	(2)
02/2013		1,400		2,875	MSC	0	(2)	(2)
02/2013		47,781		98,445	UAG	99	(2)	97
02/2013		15,000	CNY	94,680	UAG	50	0	50
02/2013		110	EUR	83	DUB	0	0	0
02/2013		1,505		1,136	HUS	0	(5)	(5)
03/2013	CAD	6,807	$	6,888	BRC	56	0	56
03/2013		211,850		214,972	DUB	2,345	0	2,345
03/2013		68,082		68,944	RBC	612	0	612
03/2013	GBP	2,769		4,477	FBF	0	(21)	(21)
03/2013		16,197		25,940	JPM	0	(365)	(365)
03/2013	$	4,726	GBP	2,936	DUB	43	0	43
04/2013	MXN	1,446,094	$	108,832	MSC	0	(2,105)	(2,105)
04/2013	$	1,092	MXN	14,031	BRC	0	(16)	(16)
04/2013		9,784		129,335	CBK	138	0	138
04/2013		493		6,460	DUB	2	0	2
04/2013		1,409		18,927	FBF	43	0	43
04/2013		10,509		138,604	HUS	162	(38)	124
04/2013		3,160		41,343	JPM	12	0	12
04/2013		64,277		840,000	MSC	164	0	164
04/2013		4,213		54,427	UAG	2	(40)	(38)
06/2013	EUR	492	$	647	BPS	0	(3)	(3)
09/2013		200		251	BOA	0	(13)	(13)
09/2013		30,308		39,472	UAG	0	(634)	(634)
11/2013		62,244		80,433	FBF	0	(1,977)	(1,977)
12/2013		121,400		153,231	BOA	0	(7,587)	(7,587)
04/2014		200		253	BPS	0	(13)	(13)
04/2014		1,400		1,774	CBK	0	(83)	(83)
06/2014		300		379	BPS	0	(19)	(19)
06/2014		2,000		2,536	FBF	0	(120)	(120)
07/2014		200		253	BPS	0	(13)	(13)
08/2014		300		380	BPS	0	(19)	(19)

						$9,851	$(30,606)	$(20,755)

(p)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Bank Loan Obligations	$0	$20,308	$4,507	$24,815
Corporate Bonds & Notes
Banking & Finance	0	1,916,006	24,793	1,940,799
Industrials	0	314,844	0	314,844
Utilities	0	214,498	0	214,498
Municipal Bonds & Notes
California	0	233,901	0	233,901
Colorado	0	4,213	0	4,213
District of Columbia	0	15,809	0	15,809
Florida	0	5,509	0	5,509
Illinois	0	2,716	0	2,716
Iowa	0	789	0	789
Nebraska	0	7,763	0	7,763
Nevada	0	5,873	0	5,873
New Jersey	0	69,036	0	69,036
New York	0	62,754	0	62,754
Ohio	0	46,376	0	46,376
Texas	0	49,410	0	49,410
Washington	0	20,585	0	20,585
Wisconsin	0	3,700	0	3,700
U.S. Government Agencies	0	4,706,704	0	4,706,704
U.S. Treasury Obligations	0	2,953,727	0	2,953,727
Mortgage-Backed Securities	0	523,234	13,060	536,294
Asset-Backed Securities	0	155,936	29,649	185,585
Sovereign Issues	0	1,124,167	0	1,124,167
Convertible Preferred Securities
Banking & Finance	0	37,975	0	37,975

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Preferred Securities
Banking & Finance	$0	$0	$9,097	$9,097
Short-Term Instruments
Certificates of Deposit	0	352,373	0	352,373
Commercial Paper	0	36,741	0	36,741
Repurchase Agreements	0	235,598	0	235,598
Spain Treasury Bills	0	3,904	0	3,904
U.S. Treasury Bills	0	3,106	0	3,106
Central Funds Used for Cash Management Purposes	140,231	0	0	140,231
	$140,231	$13,127,555	$81,106	$13,348,892

Short Sales, at value	$0	$(18,570)	$0	$(18,570)

Financial Derivative Instruments - Assets
Credit Contracts	0	17,479	0	17,479
Foreign Exchange Contracts	0	9,851	0	9,851
Interest Rate Contracts	2,758	5,312	0	8,070
	$2,758	$32,642	$0	$35,400

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(5,961)	0	(5,961)
Foreign Exchange Contracts	0	(30,606)	0	(30,606)
Interest Rate Contracts	(1,435)	(6,189)	(166)	(7,790)
	$(1,435)	$(42,756)	$(166)	$(44,357)

Totals	$141,554	$13,098,871	$80,940	$13,321,365

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (3)
Investments, at value
Bank Loan Obligations	$0	$4,482	$0	$0	$0	$25	$0	$0	$4,507	$25
Corporate Bonds & Notes
Banking & Finance	22,326	0	(207)	(48)	(2)	2,724	0	0	24,793	2,700
U.S. Government Agencies	39	0	(39)	0	(1)	1	0	0	0	0
Mortgage-Backed Securities	1,033	11,391	0	(5)	0	641	0	0	13,060	641
Asset-Backed Securities	23,319	31,900	(3,524)	190	6	1,078	0	(23,320)	29,649	(58)
Preferred Securities
Banking & Finance	9,305	0	0	0	0	(208)	0	0	9,097	(208)

	$56,022	$47,773	$(3,770)	$137	$3	$4,261	$0	$(23,320)	$81,106	$3,100

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(341)	$0	$0	$0	$0	$175	$0	$0	$(166)	$175

Totals	$55,681	$47,773	$(3,770)	$137	$3	$4,436	$0	$(23,320)	$80,940	$3,275

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Bank Loan Obligations	$4,507	Benchmark Pricing	Base Price	96.74
Corporate Bonds & Notes
Banking & Finance	7,678	Benchmark Pricing	Base Price	101.13
	17,115	Third Party Vendor	Broker Quote	104.98
Mortgage-Backed Securities	11,898	Benchmark Pricing	Base Price	115.75
	1,162	Third Party Vendor	Broker Quote	83.00
Asset-Backed Securities	29,649	Benchmark Pricing	Base Price	99.91
Preferred Securities
Banking & Finance	9,097	Benchmark Pricing	Base Price	$7,393.89

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(166)	Indicative Market Quotations	Broker Quote	0.19-0.24

Total	$80,940

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

(q)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$6,155	$6,155
Unrealized appreciation on foreign currency contracts	0	0	0	9,851	0	9,851
Unrealized appreciation on OTC swap agreements	0	17,476	0	0	2,208	19,684

	$0	$17,476	$0	$9,851	$8,363	$35,690

Liabilities:
Written options outstanding	$0	$0	$0	$0	$908	$908
Variation margin payable on financial derivative instruments (2)	0	30	0	0	580	610
Unrealized depreciation on foreign currency contracts	0	0	0	30,606	0	30,606
Unrealized depreciation on OTC swap agreements	0	5,956	0	0	34	5,990

	$0	$5,987	$0	$30,606	$1,522	$38,115

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives:
Net realized gain on investments (purchased options)	$0	$0	$0	$0	$474	$474
Net realized gain on futures contracts	0	0	0	0	51,820	51,820
Net realized gain on written options	0	0	0	0	37,958	37,958
Net realized gain on swaps	0	21,217	0	0	31,799	53,016
Net realized gain on foreign currency transactions	0	0	0	9,661	0	9,661

	$0	$21,217	$0	$9,661	$122,051	$152,929

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(181)	$(181)
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(20,196)	(20,196)
Net change in unrealized (depreciation) on written options	0	0	0	0	(17,236)	(17,236)
Net change in unrealized appreciation (depreciation) on swaps	0	35,653	0	0	(6,407)	29,246
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(44,671)	0	(44,671)

	$0	$35,653	$0	$(44,671)	$(44,020)	$(53,038)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,323 and open centrally cleared swaps cumulative appreciation/(depreciation) of ($2,311) as reported in the Notes to Schedule of Investments.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(r)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(12,253)	$13,269	$1,016
BPS	(2,135)	2,347	212
BRC	4,465	(4,295)	170
CBK	870	(1,010)	(140)
DUB	7,332	(7,240)	92
FBF	(5,089)	5,702	613
GLM	14	0	14
GST	1,379	(1,560)	(181)
HUS	3,541	(3,560)	(19)
JPM	613	(850)	(237)
MSC	(1,944)	(323)	(2,267)
MYC	374	(2,975)	(2,601)
RBC	612	(540)	72
RYL	197	0	197
SOG	238	(420)	(182)
UAG	(4,296)	4,589	293

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.
■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the

U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (Cont.)

settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended December 31, 2012 are disclosed in the Notes to Schedule of Investments.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation

ANNUAL REPORT	DECEMBER 31, 2012	31

Notes to Financial Statements (Cont.)

Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(f) When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

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Notes to Financial Statements (Cont.)

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in

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the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by

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Notes to Financial Statements (Cont.)

the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio

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subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the

Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset

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Notes to Financial Statements (Cont.)

Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of

PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could

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be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the

Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$575,136	$312,139

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$267,620	$5,610,370	$(5,878,261)	$59	$223	$11	$1,170	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$0	$1,943,413	$(1,802,900)	$0	$(293)	$140,220	$1,213	$0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$64,001,378	$61,960,974	$2,140,695	$2,070,945

ANNUAL REPORT	DECEMBER 31, 2012	39

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	23,935	$275,353	4,894	$54,682
Administrative Class	182,735	2,088,313	170,336	1,902,763
Advisor Class	72,115	826,623	58,223	650,884
Issued as reinvestment of distributions
Institutional Class	1,534	17,696	915	10,148
Administrative Class	32,983	379,680	27,697	307,234
Advisor Class	6,105	70,363	3,266	36,176
Cost of shares redeemed
Institutional Class	(5,007)	(57,174)	(7,911)	(88,246)
Administrative Class	(163,368)	(1,876,021)	(149,557)	(1,669,759)
Advisor Class	(18,362)	(211,120)	(13,509)	(151,255)
Net increase resulting from Portfolio share transactions	132,670	$1,513,713	94,354	$1,052,627

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 29% of the Portfolio. 1 shareholder is a related party to the portfolio and comprises 13% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)

$279,675	$45,067	$452,205	$(50,847)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)

$12,917,164	$468,722	$(36,994)	$431,728

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)

12/31/2012	$461,948	$5,791	$—
12/31/2011	$279,884	$73,676	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

ANNUAL REPORT	DECEMBER 31, 2012	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
BRL	Brazilian Real	EUR	Euro	MXN	Mexican Peso
CAD	Canadian Dollar	GBP	British Pound	SGD	Singapore Dollar
CNY	Chinese Renminbi	JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.HY	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index	MCDX	Municipal Bond Credit Derivative Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	GTD	Guaranteed	PSF	Public School Fund

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

ANNUAL REPORT	DECEMBER 31, 2012	43

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

3.30%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.57%

For the current year pursuant to IRC Section 852(b)(3)(C)(v), the Fund designates an increase in net capital gain in the amount of $6,999,396 arising from a determination under Section 860(e) relating to a prior year.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

44	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2012	45

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

46	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2012	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

ANNUAL REPORT	DECEMBER 31, 2012	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

ANNUAL REPORT	DECEMBER 31, 2012	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT71AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Unconstrained Bond Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Unconstrained Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates ) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Unconstrained Bond Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	36.5%
U.S. Government Agencies	19.0%
Asset-Backed Securities	11.7%
Corporate Bonds & Notes	8.3%
Mortgage-Backed Securities	8.1%
Sovereign Issues	6.3%
Short-Term Instruments	4.7%
Other	5.4%
‡	% of Total Investments as of 12/31/12

Average Annual Total Return for the period ended December 31, 2012
	1 Year	Class Inception (05/02/2011)
PIMCO Unconstrained Bond Portfolio Administrative Class	7.75%	3.92%
3 Month USD LIBOR Index±	0.47%	0.40%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.05% for Administrative Class shares.

± 3 Month USD LIBOR Index. LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in the U.K. Eurodollar market. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,039.10	$1,019.86
Expenses Paid During Period†	$5.38	$5.33
Net Annualized Expense Ratio	1.05%	1.05%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Unconstrained Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

Exposure to non-Agency mortgage-backed securities (“MBS”) added to performance. The Barclays U.S. Securitized Index, which includes returns from non-Agency MBS, asset-backed securities (“ABS”), and commercial MBS, posted positive returns over the reporting period.

»	Exposure to investment grade corporates benefited performance, driven primarily by exposure to the financials sector, which outperformed the broader corporate market.

»

U.S. duration (or sensitivity to changes in market interest rates) positioning contributed to performance, driven by long exposure to intermediate-maturity U.S. Treasuries, as yields in the middle portion of the yield curve fell over the reporting period.

»

Exposure to emerging market securities contributed to performance, led by long exposure to rates in Brazil, as well as to Mexican sovereign bonds. Rates in both countries experienced declines over the reporting period.

»

Non-U.S. duration positioning was net positive for performance, mainly driven by long exposure to rates in Australia, where both swap rates and yields declined over the reporting period. Short exposure to core eurozone rates detracted from performance, as euro swap rates declined over the reporting period.

»	Modest exposure to municipal bonds, including taxable Build America Bonds, added to returns as these sectors posted positive returns over the reporting period.

»

Foreign-currency exposure detracted from performance, driven by short positions in the Australian dollar and the euro, as both currencies appreciated versus the U.S. dollar over the reporting period. Short positioning in the Japanese yen partially offset the losses.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Unconstrained Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2012	05/02/2011-12/31/2011

Administrative Class
Net asset value beginning of year or period	$9.81	$10.00
Net investment income (a)	0.19	0.15
Net realized/unrealized gain (loss)	0.57	(0.26)
Total income (loss) from investment operations	0.76	(0.11)
Dividends from net investment income	(0.11)	(0.08)
Total distributions	(0.11)	(0.08)
Net asset value end of year or period	$10.46	$9.81
Total return	7.75%	(1.05)%
Net assets end of year or period (000s)	$267,488	$160,254
Ratio of expenses to average net assets	1.05%	1.05	%*
Ratio of expenses to average net assets excluding waivers	1.05%	1.10	%*
Ratio of expenses to average net assets excluding interest expense	1.05%	1.05	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.05%	1.10	%*
Ratio of net investment income to average net assets	1.89%	2.35	%*
Portfolio turnover rate	879%**	302	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Unconstrained Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$317,878
Investments in Affiliates, at value	8,331
Repurchase agreements, at value	1,026
Deposits with counterparty	28
Foreign currency, at value	750
Receivable for investments sold	182,087
OTC swap premiums paid	2,026
Variation margin receivable on financial derivative instruments	349
Unrealized appreciation on foreign currency contracts	635
Unrealized appreciation on OTC swap agreements	2,019
Receivable for Portfolio shares sold	374
Interest and dividends receivable	1,692
Dividends receivable from Affiliates	3
517,198

Liabilities:
Payable for investments purchased	$147,943
Payable for investments in Affiliates purchased	3
Payable for short sales	93,744
Written options outstanding	589
OTC swap premiums received	560
Variation margin payable on financial derivative instruments	23
Unrealized depreciation on foreign currency contracts	1,018
Unrealized depreciation on OTC swap agreements	1,283
Deposits from counterparty	3,217
Payable for Portfolio shares redeemed	1,014
Overdraft due to custodian	52
Accrued investment advisory fees	130
Accrued supervisory and administrative fees	65
Accrued servicing fees	32
Reimbursement to PIMCO	10
249,683

Net Assets	$267,515

Net Assets Consist of:
Paid in capital	$255,920
Undistributed net investment income	1,866
Accumulated undistributed net realized (loss)	(1,186)
Net unrealized appreciation	10,915
$267,515

Net Assets:
Institutional Class	$27
Administrative Class	267,488

Shares Issued and Outstanding:
Institutional Class	3
Administrative Class	25,564

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.46
Administrative Class	10.46

Cost of Investments	$306,086
Cost of Investments in Affiliates	$8,332
Cost of Repurchase Agreements	$1,026
Cost of Foreign Currency Held	$760
Proceeds Received on Short Sales	$93,479
Premiums Received on Written Options	$792

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest, net of foreign taxes*	$6,404
Dividends from Affiliate investments	27
Total Income	6,431

Expenses:
Investment advisory fees	1,304
Supervisory and administrative fees	652
Servicing fees – Administrative Class	333
Trustees’ fees	1
Interest expense	4
Miscellaneous expense	10
Total Expenses	2,304

Net Investment Income	4,127

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,455
Net realized (loss) on Affiliate investments	(6)
Net capital gain distributions received from Affiliate investments	1
Net realized (loss) on futures contracts	(766)
Net realized gain on written options	749
Net realized (loss) on swaps	(4,031)
Net realized (loss) on foreign currency transactions	(408)
Net change in unrealized appreciation on investments	12,464
Net change in unrealized (depreciation) on Affiliate investments	(2)
Net change in unrealized appreciation on futures contracts	80
Net change in unrealized (depreciation) on written options	(68)
Net change in unrealized appreciation on swaps	1,807
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(253)
Net Gain	12,022

Net Increase in Net Assets Resulting from Operations	$16,149

* Foreign tax withholdings	$1

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Period from May 2, 2011 to December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$4,127	$2,117
Net realized (loss)	(2,001)	(143)
Net realized (loss) on Affiliate investments	(6)	(18)
Net capital gain distributions received from Affiliate investments	1	0
Net change in unrealized appreciation (depreciation)	14,030	(3,114)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(2)	1
Net increase (decrease) resulting from operations	16,149	(1,157)

Distributions to Shareholders:
From net investment income
Institutional Class	(0)^	(0)^
Administrative Class	(2,205)	(1,192)

Total Distributions	(2,205)	(1,192)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	93,317	162,603

Total Increase in Net Assets	107,261	160,254

Net Assets:
Beginning of year or period	160,254	0
End of year or period*	$267,515	$160,254

*Including undistributed net investment income of:	$1,866	$1,488

**	See note 13 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Bond Portfolio

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 1.3%
AWAS Aviation Capital Ltd.
4.750% due 07/16/2018		$2,972	$2,998
DaVita, Inc.
4.000% due 11/01/2019		200	202
Springleaf Financial Funding Co.
5.500% due 05/10/2017		200	199

Total Bank Loan Obligations (Cost $3,341)			3,399

CORPORATE BONDS & NOTES 10.5%

BANKING & FINANCE 7.3%
Abbey National Treasury Services PLC
3.875% due 11/10/2014		1,300	1,349
AGFC Capital Trust
6.000% due 01/15/2067		100	62
American International Group, Inc.
8.250% due 08/15/2018		1,200	1,580
Banco Bradesco S.A.
2.410% due 05/16/2014		300	302
Bank of America Corp.
7.625% due 06/01/2019		1,200	1,536
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		200	209
Ford Motor Credit Co. LLC
7.000% due 10/01/2013		600	629
Goldman Sachs Group, Inc.
5.375% due 03/15/2020		1,200	1,376
5.950% due 01/18/2018		600	699
6.150% due 04/01/2018		200	235
International Lease Finance Corp.
6.500% due 09/01/2014		800	858
LBG Capital PLC
7.588% due 05/12/2020	GBP	1,100	1,881
Lloyds TSB Bank PLC
5.800% due 01/13/2020		$1,200	1,405
Murray Street Investment Trust
4.647% due 03/09/2017		200	216
Prudential Covered Trust
2.997% due 09/30/2015		855	887
QBE Capital Funding Ltd.
7.250% due 05/24/2041		200	207
Rabobank Group
6.875% due 03/19/2020	EUR	1,000	1,474
Royal Bank of Scotland PLC
4.375% due 03/16/2016		$400	433
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		300	323
SLM Corp.
0.615% due 01/27/2014		400	396
5.000% due 04/15/2015		500	530
6.250% due 01/25/2016		200	219
Union Bank N.A.
1.261% due 06/06/2014		1,200	1,211
Vnesheconombank Via VEB Finance PLC
6.025% due 07/05/2022		600	701
6.902% due 07/09/2020		600	734

			18,718

INDUSTRIALS 2.4%
ALROSA Finance S.A.
7.750% due 11/03/2020		600	699
Altria Group, Inc.
4.750% due 05/05/2021		500	567
America Movil S.A.B. de C.V.
3.125% due 07/16/2022		600	611

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Airlines Pass-Through Trust
8.625% due 04/15/2023	$2,350	$2,438
Audatex North America, Inc.
6.750% due 06/15/2018	550	591
Barrick North America Finance LLC
4.400% due 05/30/2021	100	110
DISH DBS Corp.
5.000% due 03/15/2023	200	201
General Electric Co.
2.700% due 10/09/2022	400	408
Hewlett-Packard Co.
0.592% due 05/24/2013	300	299
Massachusetts Institute of Technology
5.600% due 07/01/2111	100	146
WMG Acquisition Corp.
6.000% due 01/15/2021	300	318

		6,388

UTILITIES 0.8%
AES Corp.
7.375% due 07/01/2021	1,100	1,227
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016	800	861

		2,088

Total Corporate Bonds & Notes (Cost $26,222)		27,928

CONVERTIBLE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%
Electronic Arts, Inc.
0.750% due 07/15/2016	1,800	1,668

Total Convertible Bonds & Notes (Cost $1,800)		1,668

MUNICIPAL BONDS & NOTES 4.4%

CALIFORNIA 1.6%
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	2,550	3,171
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	1,100	1,211

		4,382

MASSACHUSETTS 1.7%
Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031	3,900	4,493

NEW YORK 0.1%
New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2024 (b)	100	124
5.000% due 08/01/2027 (b)	100	121

		245

WASHINGTON 1.0%
Energy Northwest, Washington Revenue Bonds, Series 2012
3.403% due 07/01/2025	2,600	2,684

Total Municipal Bonds & Notes (Cost $10,713)		11,804

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 23.2%
Fannie Mae
2.500% due 01/01/2028	$9,000	$9,413
3.000% due 01/01/2028 - 02/01/2043	2,000	2,102
3.500% due 11/01/2025	192	204
4.000% due 01/01/2028 - 02/01/2043	2,000	2,143
Freddie Mac
1.582% due 10/25/2021 (a)	397	43
4.000% due 01/01/2043	5,000	5,339
4.500% due 03/01/2039 - 01/01/2043	4,207	4,519
5.500% due 06/01/2037 - 08/15/2051	1,177	1,293
Ginnie Mae
3.000% due 01/01/2043 - 02/01/2043	35,000	37,149

Total U.S. Government Agencies (Cost $62,077)		62,205

U.S. TREASURY OBLIGATIONS 44.6%
U.S. Treasury Bonds
2.750% due 11/15/2042	1,900	1,825
3.000% due 05/15/2042	500	508
3.500% due 02/15/2039	1,000	1,127
6.250% due 08/15/2023 (g)(h)	8,400	12,032
7.125% due 02/15/2023	200	301
7.250% due 08/15/2022	100	150
7.500% due 11/15/2024	400	636
U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022	5,928	6,439
0.125% due 07/15/2022	1,609	1,746
0.625% due 07/15/2021 (h)	1,129	1,283
0.750% due 02/15/2042	4,811	5,277
1.125% due 01/15/2021 (g)(h)	3,701	4,348
2.125% due 02/15/2041	1,162	1,716
U.S. Treasury Notes
0.250% due 03/31/2014	5,200	5,203
0.875% due 01/31/2017	900	912
1.000% due 06/30/2019	400	399
1.000% due 11/30/2019	5,200	5,146
1.250% due 01/31/2019	2,500	2,544
1.375% due 12/31/2018	2,100	2,154
1.375% due 02/28/2019	6,000	6,145
1.500% due 07/31/2016	2,400	2,488
1.625% due 08/15/2022	23,300	23,125
1.750% due 05/15/2022	3,200	3,225
2.000% due 11/15/2021	500	518
2.000% due 02/15/2022	600	620
2.125% due 08/15/2021 (g)(h)	20,200	21,219
2.625% due 08/15/2020	700	768
3.125% due 05/15/2019	900	1,019
3.125% due 05/15/2021	5,700	6,458

Total U.S. Treasury Obligations (Cost $117,125)		119,331

MORTGAGE-BACKED SECURITIES 10.0%
Banc of America Large Loan, Inc.
2.509% due 11/15/2015	2,655	2,657
BCAP LLC Trust
5.250% due 06/26/2036	963	862
Bear Stearns Adjustable Rate Mortgage Trust
2.885% due 01/25/2035	69	68
CBA Commercial Small Balance Commercial Mortgage
0.460% due 06/25/2038	6,033	3,590

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
6.000% due 02/25/2037		$845	$643
6.000% due 05/25/2037 ^		694	545
First Horizon Alternative Mortgage Securities
2.536% due 06/25/2034		422	419
First Horizon Mortgage Pass-Through Trust
2.425% due 11/25/2037		4,854	3,999
Granite Mortgages PLC
0.898% due 09/20/2044	GBP	435	699
Harborview Mortgage Loan Trust
0.620% due 11/19/2034		$115	86
Indymac Index Mortgage Loan Trust
0.420% due 04/25/2046		3,989	2,879
2.702% due 10/25/2034		83	82
JPMorgan Alternative Loan Trust
0.360% due 07/25/2036		372	367
RBSSP Resecuritization Trust
0.460% due 02/26/2037		1,587	1,338
RMAC Securities PLC
0.669% due 06/12/2044	GBP	2,188	3,215
Structured Asset Securities Corp.
5.500% due 09/25/2035		$940	962
Thornburg Mortgage Securities Trust
1.460% due 06/25/2037		194	161
5.750% due 06/25/2037		918	905
Wachovia Bank Commercial Mortgage Trust
0.289% due 06/15/2020		1,103	1,086
WaMu Mortgage Pass-Through Certificates
0.440% due 04/25/2045		166	156
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 01/25/2035		1,100	1,102
2.627% due 06/25/2035		822	837

Total Mortgage-Backed Securities (Cost $23,843)			26,658

ASSET-BACKED SECURITIES 14.3%
Access Group, Inc.
1.615% due 10/27/2025		797	811
Asset-Backed Funding Certificates Trust
0.370% due 01/25/2037		4,494	2,403
0.430% due 01/25/2037		3,126	1,610
Avoca CLO BV
0.743% due 09/15/2021	EUR	2,298	2,938
Bear Stearns Asset-Backed Securities Trust
0.410% due 04/25/2037		$1,100	815
1.460% due 08/25/2037		305	215
Belle Haven ABS CDO Ltd.
0.673% due 11/03/2044		395	202
0.713% due 11/03/2044		605	309
Berica ABS SRL
0.485% due 12/30/2055	EUR	2,000	2,487
Chester Asset Receivables Dealings Issuer PLC
0.713% due 04/15/2016	GBP	600	972
Citigroup Mortgage Loan Trust, Inc.
0.350% due 08/25/2036		$137	75

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates
0.340% due 06/25/2047		$572	$561
0.350% due 08/25/2037		4,000	2,493
0.360% due 04/25/2047		1,900	1,376
0.360% due 06/25/2047		3,500	2,556
0.400% due 06/25/2047		4,000	2,603
0.470% due 05/25/2036		189	183
0.490% due 09/25/2036		4,500	1,887
0.560% due 05/25/2036		400	320
5.103% due 05/25/2035		800	685
5.595% due 08/25/2035		600	504
5.884% due 07/25/2036		300	155
Credit-Based Asset Servicing and Securitization LLC
4.766% due 03/25/2037		3,367	1,751
GSAMP Trust
0.440% due 03/25/2047		2,000	789
Huntington CDO Ltd.
0.583% due 11/05/2040		801	737
Morgan Stanley ABS Capital
0.350% due 11/25/2036		295	141
Newcastle CDO Ltd.
0.650% due 12/24/2039		866	773
Penarth Master Issuer PLC
0.859% due 05/18/2015		600	602
Securitized Asset-Backed Receivables LLC
0.975% due 02/25/2034		776	699
Sierra Madre Funding Ltd.
0.593% due 09/07/2039		1,635	1,160
0.613% due 09/07/2039		3,773	2,677
SLM Student Loan Trust
2.350% due 04/15/2039		528	531
Structured Asset Investment Loan Trust
0.570% due 10/25/2035		739	695
Triaxx Prime CDO
0.470% due 10/02/2039		2,267	1,604

Total Asset-Backed Securities (Cost $34,677)			38,319

SOVEREIGN ISSUES 7.3%
Australia Government Bond
5.500% due 12/15/2013	AUD	1,400	1,493
Autonomous Community of Madrid Spain
4.200% due 09/24/2014	EUR	500	644
4.305% due 03/06/2014		300	397
Mexico Government International Bond
6.500% due 06/10/2021	MXN	4,860	408
10.000% due 12/05/2024		8,060	874
Province of Ontario
3.150% due 06/02/2022	CAD	1,400	1,457
Province of Quebec
2.750% due 08/25/2021		$2,000	2,091
3.500% due 12/01/2022	CAD	500	530
Republic of Germany
0.750% due 09/13/2013	EUR	200	265
1.750% due 06/14/2013		8,000	10,642

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Russia Government International Bond
4.500% due 04/04/2022	$800	$918

Total Sovereign Issues (Cost $19,042)		19,719

SHORT-TERM INSTRUMENTS 5.8%

COMMERCIAL PAPER 1.9%
Daimler Finance North America LLC
1.070% due 10/11/2013	2,300	2,286
1.070% due 10/15/2013	300	298
Ford Motor Credit Co. LLC
1.400% due 01/18/2013	2,400	2,398

		4,982

REPURCHASE AGREEMENTS 0.4%
Banc of America Securities LLC
0.230% due 01/02/2013	500	500
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 0.125% due 12/31/2014 valued at $511. Repurchase proceeds are $500.)
State Street Bank and Trust Co.
0.010% due 01/02/2013	526	526
(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $539. Repurchase proceeds are $526.)

		1,026

U.S. TREASURY BILLS 0.4%
0.162% due 02/21/2013 -10/17/2013 (c)(g)(h)	1,166	1,165

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 3.1%
PIMCO Short-Term Floating NAV Portfolio	832,525	8,331

Total Short-Term Instruments (Cost $15,500)		15,504

PURCHASED OPTIONS (j) 0.3%
(Cost $1,104)		700

Total Investments 122.3% (Cost $315,444)		$327,235

Written Options (k) (0.2%) (Premiums $792)		(589)

Other Assets and Liabilities (Net) (22.1%)		(59,131)

Net Assets 100.0%		$267,515

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Portfolio.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $5,900 at a weighted average interest rate of 0.007%.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(g)	Securities with an aggregate market value of $435 and cash of $22 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2015	100	$14
Euro-OAT France Government 10-Year Bond March Futures	Short	03/2013	121	(119)
U.S. Treasury 2-Year Note March Futures	Short	03/2013	47	(2)
U.S. Treasury 5-Year Note March Futures	Short	03/2013	132	30
U.S. Treasury 10-Year Note March Futures	Long	03/2013	120	(13)
U.S. Treasury 30-Year Bond March Futures	Short	03/2013	41	74

				$(16)

(h)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $2,714 and cash of $6 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.HY-18 5-Year Index	(5.000%	)	06/20/2017	$941	$(17)	$(54)
CDX.HY-19 5-Year Index	(5.000%	)	12/20/2017	3,400	(19)	(25)
CDX.IG-16 5-Year Index	(1.000%	)	06/20/2016	2,000	(23)	(43)
CDX.IG-19 5-Year Index	(1.000%	)	12/20/2017	2,700	(7)	4

					$(66)	$(118)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month CAD-Bank Bill	2.000%	06/16/2016	CAD	1,800	$12	$18
Pay	3-Month CAD-Bank Bill	3.400%	12/15/2021		200	7	7
Pay	3-Month CAD-Bank Bill	3.000%	06/15/2022		200	2	2
Pay	3-Month CAD-Bank Bill	2.500%	12/18/2023		5,900	31	48
Receive	3-Month CAD-Bank Bill	2.480%	12/15/2041		200	(1)	0
Receive	3-Month CAD-Bank Bill	2.400%	03/17/2042		200	0	0
Receive	3-Month CAD-Bank Bill	2.625%	09/16/2043		2,500	18	(41)
Receive	3-Month USD-LIBOR	1.000%	06/20/2015	$	10,400	(148)	(69)
Receive	3-Month USD-LIBOR	1.500%	06/20/2017		11,800	(409)	(266)
Receive	3-Month USD-LIBOR	1.500%	01/04/2018		1,400	(3)	2
Receive	3-Month USD-LIBOR	1.750%	12/19/2022		29,500	157	(136)
Receive	3-Month USD-LIBOR	2.750%	06/20/2032		5,000	(144)	(153)
Receive	3-Month USD-LIBOR	2.500%	12/19/2042		2,400	147	17
Receive	3-Month USD-LIBOR	2.735%	12/21/2042		2,600	26	(74)
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2023	AUD	500	(16)	(2)
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2023		2,900	(30)	(11)
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023		2,000	23	15
Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023		1,600	53	48
Receive	6-Month EUR-EURIBOR	2.100%	06/18/2022	EUR	3,300	(266)	(266)
Receive	6-Month EUR-EURIBOR	1.750%	03/20/2023		7,500	(120)	(264)
Receive	6-Month EUR-EURIBOR	2.500%	03/20/2033		1,500	(103)	(85)
Receive	6-Month EUR-EURIBOR	2.500%	03/20/2043		1,000	(73)	(78)
Receive	6-Month JPY-LIBOR	1.000%	03/21/2023	JPY	680,000	(89)	(9)
Receive	6-Month JPY-LIBOR	2.000%	12/21/2041		200,000	(41)	152

						$(967)	$(1,145)

(i)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Arrow Electronics, Inc.	DUB	(1.000%	)	03/20/2017	1.106%	$	100	$0	$0	$0
AT&T, Inc.	BOA	(1.000%	)	03/20/2017	0.716%		100	(1)	(1)	0
AT&T, Inc.	MYC	(1.000%	)	12/20/2016	0.683%		100	(1)	(1)	0
BNP Paribas S.A.	DUB	(1.000%	)	03/20/2017	1.089%	EUR	200	1	9	(8)
BNP Paribas S.A.	JPM	(1.000%	)	06/20/2017	1.182%		300	3	31	(28)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
BNP Paribas S.A.	MYC	(1.000%	)	03/20/2017	1.089%	EUR	300	$1	$13	$(12)
BNP Paribas S.A.	MYC	(1.000%	)	06/20/2017	1.182%		200	2	21	(19)
Brunswick Corp.	JPM	(1.000%	)	09/20/2016	1.322%	$	3,000	35	425	(390)
Carnival Corp.	BOA	(1.000%	)	09/20/2017	0.802%		200	(2)	2	(4)
Carnival Corp.	BPS	(1.000%	)	09/20/2016	0.612%		100	(2)	0	(2)
Carnival Corp.	BPS	(1.000%	)	09/20/2017	0.802%		800	(8)	(2)	(6)
Carnival Corp.	GST	(1.000%	)	09/20/2016	0.612%		100	(1)	1	(2)
Caterpillar, Inc.	BOA	(1.000%	)	09/20/2016	0.509%		300	(6)	(2)	(4)
Costco Wholesale Corp.	BOA	(1.000%	)	03/20/2017	0.328%		400	(11)	(10)	(1)
COX Communications, Inc.	FBF	(1.000%	)	09/20/2017	0.332%		100	(3)	(2)	(1)
COX Communications, Inc.	GST	(1.000%	)	09/20/2017	0.332%		100	(3)	(2)	(1)
DDR Corp.	BOA	(1.000%	)	09/20/2017	1.510%		400	10	18	(8)
DDR Corp.	BOA	(1.000%	)	12/20/2017	1.577%		100	3	4	(1)
E.I. du Pont de Nemours & Co.	BRC	(1.000%	)	03/20/2018	0.432%		200	(6)	(6)	0
General Electric Capital Corp.	MYC	(1.000%	)	09/20/2016	0.950%		300	(1)	4	(5)
Generali Finance B.V.	CBK	(1.000%	)	09/20/2016	1.871%	EUR	100	4	9	(5)
Generali Finance B.V.	SOG	(1.000%	)	09/20/2016	1.871%		100	4	7	(3)
Goodrich Corp.	FBF	(1.000%	)	09/20/2016	0.103%	$	100	(3)	(2)	(1)
Halliburton Co.	BRC	(1.000%	)	09/20/2016	0.439%		100	(2)	(2)	0
Home Depot, Inc.	BOA	(1.000%	)	09/20/2016	0.315%		100	(3)	(2)	(1)
Home Depot, Inc.	DUB	(1.000%	)	06/20/2017	0.387%		300	(8)	(8)	0
Home Depot, Inc.	GST	(1.000%	)	12/20/2016	0.336%		100	(3)	(2)	(1)
Honeywell International, Inc.	DUB	(1.000%	)	09/20/2017	0.273%		200	(7)	(7)	0
Honeywell International, Inc.	FBF	(1.000%	)	09/20/2016	0.213%		100	(3)	(3)	0
Ingersoll-Rand Co.	FBF	(1.000%	)	09/20/2016	0.228%		100	(3)	(3)	0
Intesa Sanpaolo SpA	CBK	(1.000%	)	09/20/2021	3.004%	EUR	100	19	10	9
Kimco Realty Corp.	BOA	(1.000%	)	09/20/2017	0.968%	$	200	(1)	3	(4)
Kimco Realty Corp.	JPM	(1.000%	)	09/20/2017	0.968%		100	0	1	(1)
Kohl’s Corp.	BOA	(1.000%	)	06/20/2016	1.723%		100	3	(1)	4
Kroger Co.	BOA	(1.000%	)	12/20/2016	0.798%		300	(2)	(1)	(1)
Limited Brands, Inc.	BOA	(1.000%	)	03/20/2017	1.851%		400	14	21	(7)
Limited Brands, Inc.	DUB	(1.000%	)	03/20/2017	1.851%		100	4	6	(2)
Lockheed Martin Corp.	BPS	(1.000%	)	09/20/2017	0.679%		500	(8)	(10)	2
Lockheed Martin Corp.	CBK	(1.000%	)	06/20/2017	0.639%		100	(2)	(2)	0
Lockheed Martin Corp.	CBK	(1.000%	)	09/20/2017	0.679%		100	(2)	(2)	0
Lockheed Martin Corp.	FBF	(1.000%	)	09/20/2016	0.539%		100	(2)	(3)	1
Lockheed Martin Corp.	FBF	(1.000%	)	09/20/2017	0.679%		100	(2)	(2)	0
Lockheed Martin Corp.	JPM	(1.000%	)	06/20/2017	0.639%		300	(4)	(5)	1
Macy’s Retail Holdings, Inc.	BOA	(1.000%	)	03/20/2017	0.961%		1,500	(3)	11	(14)
Macy’s Retail Holdings, Inc.	BOA	(1.000%	)	06/20/2017	1.047%		300	0	0	0
Macy’s Retail Holdings, Inc.	FBF	(1.000%	)	12/20/2016	0.914%		100	(1)	1	(2)
Macy’s Retail Holdings, Inc.	FBF	(1.000%	)	03/20/2017	0.961%		200	0	3	(3)
Macy’s Retail Holdings, Inc.	GST	(1.000%	)	06/20/2017	1.047%		200	0	1	(1)
Marriott International, Inc.	BOA	(1.000%	)	09/20/2016	0.620%		200	(3)	3	(6)
Marriott International, Inc.	BOA	(1.000%	)	03/20/2017	0.693%		800	(10)	(3)	(7)
Marriott International, Inc.	BOA	(1.000%	)	06/20/2017	0.759%		400	(4)	(3)	(1)
Marriott International, Inc.	BOA	(1.000%	)	12/20/2017	0.869%		400	(2)	(1)	(1)
Marriott International, Inc.	GST	(1.000%	)	09/20/2016	0.620%		100	(2)	2	(4)
Marriott International, Inc.	GST	(1.000%	)	09/20/2017	0.817%		200	(2)	2	(4)
Marriott International, Inc.	UAG	(1.000%	)	03/20/2017	0.693%		200	(2)	(1)	(1)
McDonald’s Corp.	FBF	(1.000%	)	09/20/2017	0.214%		300	(12)	(11)	(1)
McDonald’s Corp.	GST	(1.000%	)	09/20/2017	0.214%		200	(7)	(7)	0
Newell Rubbermaid, Inc.	GST	(1.000%	)	09/20/2017	0.744%		100	(1)	1	(2)
Noble Corp.	FBF	(1.000%	)	03/20/2017	1.033%		100	0	0	0
Nordstrom, Inc.	BOA	(1.000%	)	12/20/2017	0.926%		300	(2)	(3)	1
Nordstrom, Inc.	BRC	(1.000%	)	12/20/2017	0.926%		200	0	(1)	1
Nordstrom, Inc.	FBF	(1.000%	)	09/20/2016	0.677%		100	(1)	0	(1)
Nordstrom, Inc.	FBF	(1.000%	)	12/20/2017	0.926%		600	(2)	(3)	1
Norfolk Southern Corp.	CBK	(1.000%	)	09/20/2017	0.311%		200	(7)	(6)	(1)
Northrop Grumman Systems Corp.	DUB	(1.000%	)	09/20/2017	0.445%		200	(5)	(5)	0
Northrop Grumman Systems Corp.	JPM	(1.000%	)	06/20/2017	0.418%		300	(7)	(9)	2
Rabobank Group	CBK	(1.000%	)	03/20/2017	0.500%	EUR	200	(6)	3	(9)
Raytheon Co.	CBK	(1.000%	)	06/20/2017	0.414%	$	200	(5)	(6)	1
Raytheon Co.	FBF	(1.000%	)	09/20/2016	0.348%		100	(2)	(3)	1
Raytheon Co.	JPM	(1.000%	)	06/20/2017	0.414%		300	(8)	(10)	2
Ryder System, Inc.	BPS	(1.000%	)	09/20/2016	0.861%		100	0	1	(1)
Ryder System, Inc.	MYC	(1.000%	)	09/20/2016	0.861%		100	0	1	(1)
Standard Chartered PLC	BOA	(1.000%	)	06/20/2017	0.748%	EUR	200	(5)	6	(11)
Standard Chartered PLC	CBK	(1.000%	)	06/20/2017	0.748%		100	(1)	4	(5)
Standard Chartered PLC	GST	(1.000%	)	06/20/2017	0.748%		100	(1)	4	(5)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Stanley Black & Decker, Inc.	GST	(1.000%	)	09/20/2017	0.733%	$	100	$(1)	$(1)	$0
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%	)	03/20/2017	0.889%		100	0	1	(1)
Starwood Hotels & Resorts Worldwide, Inc.	FBF	(1.000%	)	03/20/2017	0.889%		200	(1)	1	(2)
Starwood Hotels & Resorts Worldwide, Inc.	GST	(1.000%	)	03/20/2017	0.889%		100	0	1	(1)
Sweden Government Bond	BOA	(0.250%	)	09/20/2021	0.380%		400	4	7	(3)
Sweden Government Bond	BPS	(0.250%	)	09/20/2021	0.380%		100	1	2	(1)
Target Corp.	BOA	(1.000%	)	09/20/2016	0.284%		100	(3)	(2)	(1)
Target Corp.	BOA	(1.000%	)	03/20/2017	0.320%		900	(26)	(22)	(4)
Target Corp.	BOA	(1.000%	)	06/20/2017	0.347%		300	(9)	(9)	0
Target Corp.	BOA	(1.000%	)	09/20/2017	0.370%		500	(15)	(14)	(1)
Target Corp.	FBF	(1.000%	)	06/20/2017	0.347%		200	(6)	(6)	0
Target Corp.	JPM	(1.000%	)	09/20/2016	0.284%		200	(5)	(4)	(1)
Target Corp.	MYC	(1.000%	)	06/20/2016	0.262%		100	(2)	(2)	0
Telefonaktiebolaget LM Ericsson	BPS	(1.000%	)	09/20/2017	1.401%	EUR	100	2	3	(1)
Telefonaktiebolaget LM Ericsson	FBF	(1.000%	)	09/20/2017	1.401%		100	1	2	(1)
Union Pacific Corp.	FBF	(1.000%	)	09/20/2016	0.236%	$	100	(3)	(3)	0
Union Pacific Corp.	UAG	(1.000%	)	09/20/2017	0.304%		100	(3)	(3)	0
United Parcel Service of America, Inc.	BPS	(1.000%	)	09/20/2017	0.305%		400	(13)	(13)	0
United Parcel Service of America, Inc.	FBF	(1.000%	)	09/20/2016	0.240%		100	(3)	(3)	0
Wal-Mart Stores, Inc.	BOA	(1.000%	)	06/20/2017	0.350%		400	(12)	(13)	1
Wal-Mart Stores, Inc.	BOA	(1.000%	)	06/20/2021	0.589%		100	(3)	(2)	(1)
Wells Fargo & Co.	BOA	(1.000%	)	09/20/2016	0.577%		100	(2)	1	(3)
Wells Fargo & Co.	BOA	(1.000%	)	12/20/2016	0.614%		100	(2)	2	(4)
Wells Fargo & Co.	DUB	(1.000%	)	09/20/2016	0.577%		300	(5)	4	(9)
Wells Fargo & Co.	DUB	(1.000%	)	12/20/2016	0.614%		100	(2)	2	(4)
Wells Fargo & Co.	MYC	(1.000%	)	12/20/2016	0.614%		200	(3)	5	(8)
Whirlpool Corp.	FBF	(1.000%	)	12/20/2017	1.236%		2,500	27	51	(24)
Williams Cos., Inc.	BRC	(1.000%	)	09/20/2016	1.089%		100	0	2	(2)
Yum! Brands, Inc.	BRC	(1.000%	)	12/20/2017	0.655%		400	(7)	(8)	1

								$(189)	$454	$(643)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums (Received)	Unrealized Appreciation
China Government International Bond	CBK	1.000%	12/20/2016	0.453%	$	100	$2	$(5)	$7
Safeway, Inc.	BOA	1.000%	12/20/2022	4.101%		100	(23)	(24)	1

							$(21)	$(29)	$8

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.AAA.6-2 Index	BOA	(0.110%	)	05/25/2046	$	187	$63	$76	$(13)
ABX.HE.AAA.6-2 Index	JPM	(0.110%	)	05/25/2046		93	31	38	(7)
ABX.HE.AAA.6-2 Index	MYC	(0.110%	)	05/25/2046		93	31	38	(7)
ABX.HE.AAA.7-1 Index	BRC	(0.090%	)	08/25/2037		91	45	47	(2)
ABX.HE.AAA.7-1 Index	GST	(0.090%	)	08/25/2037		183	91	94	(3)
ABX.HE.AAA.7-1 Index	MYC	(0.090%	)	08/25/2037		275	137	142	(5)
CDX.HY-17 5-Year Index	BOA	(5.000%	)	12/20/2016		48	(2)	(1)	(1)
iTraxx Europe 9 10-Year Index 22-100%	UAG	(0.250%	)	06/20/2018	EUR	4,500	90	35	55
iTraxx Europe 9 Index	MYC	(1.750%	)	06/20/2018		2,700	(49)	78	(127)
iTraxx Europe 15 Index 9-12%	MYC	(1.000%	)	06/20/2016		900	34	123	(89)
iTraxx Europe 17 Index	BOA	(1.000%	)	06/20/2017		600	4	8	(4)
iTraxx Europe 17 Index	DUB	(1.000%	)	06/20/2017		2,500	15	28	(13)
iTraxx Europe 17 Index	JPM	(1.000%	)	06/20/2017		200	1	3	(2)
iTraxx Europe 17 Index	MYC	(1.000%	)	06/20/2017		14,200	87	183	(96)
iTraxx Europe Crossover 17 Index	DUB	(5.000%	)	06/20/2017		1,000	(46)	4	(50)
iTraxx Europe Crossover 17 Index	UAG	(5.000%	)	06/20/2017		500	(22)	(8)	(14)
iTraxx Europe Senior Financials 16 Index	MYC	(1.000%	)	12/20/2016		500	13	36	(23)
iTraxx Europe Senior Financials 17 Index	DUB	(1.000%	)	06/20/2017		400	11	20	(9)
iTraxx Japan 16 5-Year Index	BOA	(1.000%	)	12/20/2016	JPY	10,000	1	5	(4)
iTraxx Japan 16 5-Year Index	BRC	(1.000%	)	12/20/2016		10,000	1	5	(4)
iTraxx Japan 16 5-Year Index	FBF	(1.000%	)	12/20/2016		10,000	1	5	(4)
iTraxx Japan 16 5-Year Index	GST	(1.000%	)	12/20/2016		10,000	1	5	(4)

							$538	$964	$(426)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums (Received)	Unrealized Appreciation
ABX.HE.AAA.6-1 Index	FBF	0.180%	07/25/2045	$	217	$(9)	$(31)	$22
CMBX.NA.AAA.4 Index	MYC	0.350%	02/17/2051		100	(4)	(12)	8
iTraxx Europe 9 10-Year Index 22-100%	MYC	0.250%	06/20/2018	EUR	4,500	(91)	(165)	74

						$(104)	$(208)	$104

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	7.778%	01/02/2014	HUS	BRL	17,000	$60	$34	$26
Pay	1-Year BRL-CDI	7.785%	01/02/2014	MYC		22,800	82	50	32
Pay	1-Year BRL-CDI	8.250%	01/02/2014	JPM		600	4	3	1
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		2,400	52	2	50
Pay	1-Year BRL-CDI	12.555%	01/02/2014	HUS		17,300	687	3	684
Pay	1-Year BRL-CDI	8.075%	01/02/2015	HUS		5,100	21	10	11
Pay	1-Year BRL-CDI	8.430%	01/02/2015	DUB		1,400	11	9	2
Pay	1-Year BRL-CDI	8.440%	01/02/2015	BOA		5,400	42	32	10
Pay	1-Year BRL-CDI	9.930%	01/02/2015	MYC		3,600	82	2	80
Pay	1-Year BRL-CDI	9.930%	01/02/2015	UAG		3,000	69	3	66
Pay	1-Year BRL-CDI	8.415%	01/02/2017	DUB		8,700	20	0	20
Pay	1-Year BRL-CDI	8.420%	01/02/2017	BOA		4,200	9	7	2
Pay	1-Year BRL-CDI	8.485%	01/02/2017	BPS		300	1	0	1
Pay	1-Year BRL-CDI	8.640%	01/02/2017	MYC		1,600	10	12	(2)
Pay	1-Year BRL-CDI	8.860%	01/02/2017	BOA		1,800	17	14	3
Pay	1-Year BRL-CDI	9.010%	01/02/2017	JPM		4,900	54	48	6
Pay	6-Month AUD-BBR-BBSW	4.750%	12/14/2017	UAG	AUD	1,700	121	8	113
Pay	6-Month AUD-BBR-BBSW	4.750%	12/15/2017	UAG		1,700	120	12	108
Pay	6-Month AUD-BBR-BBSW	4.750%	03/15/2018	BRC		4,000	278	20	258
Pay	6-Month AUD-BBR-BBSW	4.750%	03/15/2018	FBF		3,800	264	19	245
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023	BOA		100	2	1	1
Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023	BOA		300	11	1	10
Receive	6-Month JPY-LIBOR	1.000%	12/21/2018	FBF	JPY	40,000	(17)	(5)	(12)
Receive	6-Month JPY-LIBOR	1.000%	12/21/2018	RYL		400,000	(166)	(49)	(117)
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	HUS	MXN	12,200	117	39	78
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MYC		2,800	27	10	17

							$1,978	$285	$1,693

(j)	Purchased options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.905%	03/07/2013	$	1,600	$129	$30
Put - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	3.050%	06/11/2013		2,700	48	71
Put - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	3.250%	06/18/2013		3,600	81	58
Put - OTC 30-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	2.885%	01/07/2013		5,100	229	9
Put - OTC 30-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		3,300	263	261

								$750	$429

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC CDX.HY-19 5-Year Index	BOA	Buy	99.500%	03/20/2013	$	3,500	$54	$75
Put - OTC CDX.HY-19 5-Year Index	CBK	Buy	99.500%	03/20/2013		1,900	29	41
Call - OTC CDX.IG-19 5-Year Index	BOA	Sell	1.050%	03/20/2013		5,400	18	31
Call - OTC CDX.IG-19 5-Year Index	BPS	Sell	1.050%	03/20/2013		3,000	9	17

							$110	$164

Foreign Currency Options
Description	Counterparty			Exercise Price	Expiration Date	Notional Amount			Cost	Market Value
Put - OTC AUD versus USD	JPM	$		1.021	03/14/2013		AUD	1,200	$8	$11
Put - OTC EUR versus USD	CBK			1.295	04/02/2013		EUR	1,900	64	23
Put - OTC GBP versus USD	FBF			1.570	01/15/2013		GBP	1,500	12	0
Put - OTC GBP versus USD	MSX			1.580	01/15/2013			1,600	13	0
Put - OTC GBP versus USD	CBK			1.586	03/14/2013			800	6	5
Put - OTC GBP versus USD	MSX			1.593	03/14/2013			800	5	6
Call - OTC USD versus CNY	DUB		CNY	6.533	01/08/2013	$		700	5	0
Call - OTC USD versus CNY	DUB			6.545	01/09/2013			869	6	0
Call - OTC USD versus CNY	DUB			6.548	01/09/2013			869	6	0
Call - OTC USD versus CNY	DUB			6.445	03/06/2013			850	5	0
Call - OTC USD versus CNY	HUS			6.450	03/06/2013			850	4	0
Call - OTC USD versus CNY	DUB			6.336	04/11/2013			3,400	44	8
Call - OTC USD versus CNY	JPM			6.420	09/11/2013			1,000	10	2
Call - OTC USD versus CNY	FBF			6.420	09/11/2013			1,000	10	3
Put - OTC USD versus CNY	FBF			6.420	09/11/2013			1,000	10	18
Put - OTC USD versus CNY	JPM			6.420	09/11/2013			1,000	10	18
Call - OTC USD versus CNY	DUB			6.552	10/11/2013			1,500	8	2
Call - OTC USD versus CNY	HUS			6.354	11/04/2013			1,800	18	11

									$244	$107

(k)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.400%	03/18/2013	$	700	$5	$(17)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		700	17	0
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		8,700	56	(213)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		8,700	214	(3)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		8,700	14	(8)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		13,900	264	(218)
Put - OTC 7-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		900	3	(2)
Call - OTC 30-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Receive	2.150%	01/07/2013	EUR	2,300	50	(1)
Call - OTC 30-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Receive	2.150%	01/07/2013		500	11	0
Call - OTC 30-Year Interest Rate Swap	UAG	6-Month EUR-EURIBOR	Receive	2.050%	01/07/2013		2,000	42	0

								$676	$(462)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-19 5-Year Index	BOA	Sell	1.000%	03/20/2013	$	17,500	$54	$(76)
Put - OTC CDX.IG-19 5-Year Index	BPS	Sell	1.400%	03/20/2013		8,400	31	(10)
Put - OTC CDX.IG-19 5-Year Index	CBK	Sell	1.000%	03/20/2013		9,500	31	(41)

							$116	$(127)

Transactions in written call and put options for the period ended December 31, 2012:

	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2011	$38,660	EUR	7,100	$562
Sales	171,500		11,300	1,290
Closing Buys	(120,060)		(13,600)	(961)
Expirations	0		0	0
Exercised	(12,400)		0	(99)

Balance at 12/31/2012	$77,700	EUR	4,800	$792

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

(l)	Short sales outstanding as of December 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (6)
Fannie Mae	3.000%	01/01/2043	$10,000	$10,452	$(10,481)
Fannie Mae	3.500%	01/01/2028	18,000	19,100	(19,100)
Fannie Mae	3.500%	01/01/2043	24,400	25,974	(26,021)
Ginnie Mae	3.500%	01/01/2043	9,000	9,759	(9,780)
Ginnie Mae	3.500%	02/01/2043	11,000	11,926	(11,936)
Ginnie Mae	4.000%	01/01/2043	4,000	4,363	(4,388)
U.S. Treasury Bonds	3.125%	02/15/2042	2,000	2,070	(2,108)
U.S. Treasury Bonds	3.750%	08/15/2041	3,900	4,582	(4,625)
U.S. Treasury Bonds	3.875%	08/15/2040	1,200	1,433	(1,456)
U.S. Treasury Bonds	4.625%	02/15/2040	800	1,072	(1,091)
U.S. Treasury Notes	1.000%	09/30/2016	2,700	2,748	(2,758)

				$93,479	$(93,744)

(6)	Market value includes $120 of interest payable on short sales.

(m)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	10,109	$	10,544	DUB	$68	$0	$68
01/2013		105		110	UAG	2	0	2
01/2013	EUR	4,830		6,230	BPS	0	(146)	(146)
01/2013		380		492	BRC	0	(10)	(10)
01/2013		1,154		1,482	CBK	0	(41)	(41)
01/2013		910		1,178	FBF	0	(23)	(23)
01/2013		1,872		2,385	MSC	0	(86)	(86)
01/2013		3,415		4,466	UAG	0	(42)	(42)
01/2013	GBP	6,154		9,849	GLM	0	(148)	(148)
01/2013	JPY	215,976		2,633	DUB	140	0	140
01/2013	TRY	3,456		1,878	JPM	0	(53)	(53)
01/2013	$	301	EUR	232	CBK	5	0	5
01/2013		310		237	HUS	2	0	2
01/2013		4,902	GBP	3,029	BRC	19	0	19
01/2013		5,059		3,125	DUB	18	0	18
02/2013	BRL	263	$	128	UAG	0	0	0
02/2013	GBP	3,029		4,901	BRC	0	(19)	(19)
02/2013		3,029		4,904	DUB	0	(16)	(16)
02/2013	HUF	244,370		1,096	JPM	0	(6)	(6)
02/2013	$	155	BRL	319	DUB	0	0	0
02/2013		1,819		3,755	HUS	7	0	7
02/2013		1,713	CNY	10,802	BRC	4	0	4
02/2013		1,073		6,712	HUS	0	(6)	(6)
02/2013		4,051		25,808	JPM	52	0	52
02/2013		1,500		9,510	UAG	12	0	12
03/2013	CAD	2,044	$	2,069	CBK	17	0	17
03/2013	$	270	BRL	563	MSC	3	0	3
03/2013		567		1,188	UAG	9	0	9
04/2013	MXN	8,266	$	632	JPM	0	(2)	(2)
04/2013	$	1,338	BRL	2,772	UAG	0	0	0
04/2013		1,019	MXN	13,455	HUS	13	0	13
06/2013	EUR	100	$	127	CBK	0	(5)	(5)
06/2013		3,000		3,878	JPM	0	(88)	(88)
06/2013		4,900		6,205	UAG	0	(273)	(273)
09/2013		200		248	JPM	0	(16)	(16)
10/2013		324		393	JPM	0	(36)	(36)
10/2013	$	422	EUR	324	JPM	7	0	7
04/2014		1,248	CNY	7,914	CBK	0	(2)	(2)
10/2016	JPY	120,988	$	1,710	DUB	257	0	257

						$635	$(1,018)	$(383)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(n)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Bank Loan Obligations	$0	$3,399	$0	$3,399
Corporate Bonds & Notes
Banking & Finance	0	19,243	209	19,452
Industrials	0	3,950	2,438	6,388
Utilities	0	2,088	0	2,088
Convertible Bonds & Notes
Industrials	0	1,668	0	1,668
Municipal Bonds & Notes
California	0	4,382	0	4,382
Massachusetts	0	4,493	0	4,493
New York	0	245	0	245
Washington	0	2,684	0	2,684
U.S. Government Agencies	0	61,752	453	62,205
U.S. Treasury Obligations	0	119,331	0	119,331
Mortgage-Backed Securities	0	25,796	862	26,658
Asset-Backed Securities	0	33,797	4,522	38,319
Sovereign Issues	0	19,719	0	19,719
Short-Term Instruments
Commercial Paper	0	4,982	0	4,982
Repurchase Agreements	0	1,026	0	1,026
U.S. Treasury Bills	0	1,165	0	1,165
Central Funds Used for Cash Management Purposes	8,331	0	0	8,331

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Purchased Options
Credit Contracts	$0	$164	$0	$164
Foreign Exchange Contracts	0	107	0	107
Interest Rate Contracts	0	429	0	429
	$8,331	$310,420	$8,484	$327,235

Short Sales, at value	$0	$(93,744)	$0	$(93,744)

Financial Derivative Instruments - Assets
Credit Contracts	0	198	0	198
Foreign Exchange Contracts	0	635	0	635
Interest Rate Contracts	118	2,134	0	2,252
	$118	$2,967	$0	$3,085

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(1,401)	0	(1,401)
Foreign Exchange Contracts	0	(1,018)	0	(1,018)
Interest Rate Contracts	(134)	(2,047)	0	(2,181)
	$(134)	$(4,466)	$0	$(4,600)

Totals	$8,315	$215,177	$8,484	$231,976

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (3)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$200	$0	$0	$0	$9	$0	$0	$209	$9
Industrials	0	2,436	0	(1)	0	3	0	0	2,438	3
U.S. Government Agencies	447	0	0	0	0	6	0	0	453	6
Mortgage-Backed Securities	959	0	(172)	2	23	50	0	0	862	46
Asset-Backed Securities	0	4,547	(367)	30	135	177	0	0	4,522	177
Purchased Options
Interest Rate Contracts	721	0	(565)	0	(97)	(59)	0	0	0	0

	$2,127	$7,183	$(1,104)	$31	$61	$186	$0	$0	$8,484	$241

Financial Derivative Instruments - Assets
Interest Rate Contracts	$20	$0	$0	$0	$0	$(20)	$0	$0	$0	$0

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(9)	$0	$0	$0	$0	$9	$0	$0	$0	$0

Totals	$2,138	$7,183	$(1,104)	$31	$61	$175	$0	$0	$8,484	$241

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$209	Third Party Vendor	Broker Quote	104.50
Industrials	2,438	Third Party Vendor	Broker Quote	103.75
U.S. Government Agencies	453	Benchmark Pricing	Base Price	113.00
Mortgage-Backed Securities	862	Third Party Vendor	Broker Quote	89.50
Asset-Backed Securities	4,522	Benchmark Pricing	Base Price	28.00-71.00

Total	$8,484

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$164	$0	$107	$429	$700
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	349	349
Unrealized appreciation on foreign currency contracts	0	0	0	635	0	635
Unrealized appreciation on OTC swap agreements	0	195	0	0	1,824	2,019

	$0	$359	$0	$742	$2,602	$3,703

Liabilities:
Written options outstanding	$0	$127	$0	$0	$462	$589
Variation margin payable on financial derivative instruments (2)	0	23	0	0	0	23
Unrealized depreciation on foreign currency contracts	0	0	0	1,018	0	1,018
Unrealized depreciation on OTC swap agreements	0	1,152	0	0	131	1,283

	$0	$1,302	$0	$1,018	$593	$2,913

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$(66)	$(201)	$(158)	$(877)	$(1,302)
Net realized gain (loss) on futures contracts	0	0	61	0	(827)	(766)
Net realized gain on written options	0	439	0	0	310	749
Net realized gain (loss) on swaps	43	(1,384)	0	0	(2,690)	(4,031)
Net realized (loss) on foreign currency transactions	0	0	0	(529)	0	(529)

	$43	$(1,011)	$(140)	$(687)	$(4,084)	$(5,879)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$89	$(4)	$(135)	$(228)	$(278)
Net change in unrealized appreciation on futures contracts	0	0	0	0	80	80
Net change in unrealized appreciation (depreciation) on written options	0	(102)	0	(6)	40	(68)
Net change in unrealized appreciation (depreciation) on swaps	0	(814)	0	0	2,621	1,807
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(253)	0	(253)

	$0	$(827)	$(4)	$(394)	$2,513	$1,288

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(16) and open centrally cleared swaps cumulative appreciation/(depreciation) of $(1,263) as reported in the Notes to Schedule of Investments.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(p)	Collateral (Received) for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)	Net Exposures (1)
BOA	$42	$(260)	$(218)
BPS	(166)	0	(166)
BRC	302	(350)	(48)
CBK	4	0	4
DUB	250	0	250
FBF	218	(260)	(42)
GLM	(118)	0	(118)
GST	71	0	71
HUS	912	(950)	(38)
JPM	(7)	0	(7)
MSC	(83)	0	(83)
MSX	6	0	6
MYC	536	(960)	(424)
RYL	(122)	0	(122)
SOG	4	0	4
UAG	81	0	81

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Unconstrained Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.

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Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative

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Notes to Financial Statements (Cont.)

instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair

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market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the

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Notes to Financial Statements (Cont.)

overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed

26	PIMCO VARIABLE INSURANCE TRUST

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or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be

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Notes to Financial Statements (Cont.)

equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

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(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from

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Notes to Financial Statements (Cont.)

market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit

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instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income

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Notes to Financial Statements (Cont.)

securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.60%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.30%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor

(“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

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Notes to Financial Statements (Cont.)

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2012, the remaining recoverable amount to PIMCO was $23,702.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the Portfolio did not engage in any purchase and sales of securities from or to certain funds.

Purchases	Sales
$0	$0

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$3,911	$14,328	$(9,900)	$(6)	$(2)	$8,331	$27	$1

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital

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gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,960,380	$1,866,387	$108,680	$73,698

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Period from 05/02/2011 to 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3	$26	0	$0
Administrative Class	13,049	132,143	16,940	168,576
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	217	2,197	122	1,200
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(4,037)	(41,049)	(727)	(7,173)
Net increase resulting from Portfolio share transactions	9,232	$93,317	16,335	$162,603

As of December 31, 2012, 3 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 78% of the Portfolio. 3 shareholders are related parties to the portfolio and comprise 78% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal year ending in 2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2012	35

Notes to Financial Statements (Cont.)

December 31, 2012

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$2,796	$—	$11,330	$(1,880)	$—	$(651)	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$315,545	$12,995	$(1,304)	$11,691

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$2,205	$—	$—
12/31/2011	$1,192	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Unconstrained Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Unconstrained Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the Administrative Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MSX	Morgan Stanley Capital Group, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
CAD	Canadian Dollar	HUF	Hungarian Forint	TRY	Turkish New Lira
CNY	Chinese Renminbi	JPY	Japanese Yen

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate
BABs	Build America Bonds	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT75AR_123112

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2012

PIMCO Unconstrained Bond Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2012. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

During the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum during the second half of 2012. Signs of improving investor sentiment, positive U.S. housing starts, and resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expands the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. Unlike the Fed’s previous quantitative easing programs (such as QE1 and QE2, or Operation Twist), QE3 has no fixed end date and is expected to continue until the Fed sees signs of significant improvement in the U.S. labor market. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets as well as expand its asset purchase program. These actions are designed to provide business leaders and investors with more transparency into Fed policy while also helping to encourage investor risk appetite and investment to support the U.S. economy.

Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years. In addition, the ECB and other major European central banks kept interest rates unchanged for the time being, but noted that interest rate reductions could occur if the region’s economy continues to worsen. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s successful debt buyback (financed by its European partners) and confidence that other eurozone members are committed to keeping Greece within the union.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 6.98% over the period, as represented by the Barclays U.S. TIPS Index. Lower real yields, which declined across the maturity spectrum during the year due to continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields) widened during the year as the market priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies. U.S. TIPS outperformed nominal U.S. Treasuries. Diversified commodities posted slightly negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 1.06% over the period.

■

Investment grade and high yield corporate bonds outperformed like-duration U.S. Treasuries during the year as investor demand for risk assets remained elevated given persistently low U.S. Treasury yields. Corporate bonds generally benefited from positive technical factors and reduced risk of disorderly deleveraging. On a relative basis, the financials corporate sector outperformed the broader corporate market due to improving fundamentals and signs of improvement in the U.S. housing market.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries for the year as the sector benefited from attractive supply/demand technicals and the announcement of QE3 in September 2012. Relative valuations remained volatile, as the Fed’s focus on lower coupons and housing policy uncertainty created dislocations in value across the Agency MBS coupon stack. Commercial MBS and non-Agency mortgages outperformed for the year as limited new issue supply, strong investor appetite for higher yielding assets, and signs of a potential bottom in housing continued to fuel demand.

■

Emerging market (“EM”) external and local assets outperformed U.S. Treasuries during the year, benefiting from a decline in yields, a contraction in spreads, and a rise in EM currencies driven by the risk-on environment.

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. The rally in global and emerging market equities was partly due to improved investor confidence in eurozone-member willingness and ability to manage the on-going crisis in Europe in addition to unprecedented central bank policies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2013

ANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Unconstrained Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates ) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO Unconstrained Bond Portfolio

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	36.5%
U.S. Government Agencies	19.0%
Asset-Backed Securities	11.7%
Corporate Bonds & Notes	8.3%
Mortgage-Backed Securities	8.1%
Sovereign Issues	6.3%
Short-Term Instruments	4.7%
Other	5.4%
‡	% of Total Investments as of 12/31/12

Cumulative Total Return for the period ended December 31, 2012
Class Inception (04/30/2012)
PIMCO Unconstrained Bond Portfolio Institutional Class	5.55%
3 Month USD LIBOR Index±	0.28%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.90% for Institutional Class shares.

± 3 Month USD LIBOR Index. LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in the U.K. Eurodollar market. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,039.90	$1,020.61
Expenses Paid During Period†	$4.61	$4.57
Net Annualized Expense Ratio	0.90%	0.90%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Unconstrained Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

Exposure to non-Agency mortgage-backed securities (“MBS”) added to performance. The Barclays U.S. Securitized Index, which includes returns from non-Agency MBS, asset-backed securities (“ABS”), and commercial MBS, posted positive returns over the reporting period.

»	Exposure to investment grade corporates benefited performance, driven primarily by exposure to the financials sector, which outperformed the broader corporate market.

»

U.S. duration (or sensitivity to changes in market interest rates) positioning contributed to performance, driven by long exposure to intermediate-maturity U.S. Treasuries, as yields in the middle portion of the yield curve fell over the reporting period.

»

Exposure to emerging market securities contributed to performance, led by long exposure to rates in Brazil, as well as to Mexican sovereign bonds. Rates in both countries experienced declines over the reporting period.

»

Non-U.S. duration positioning was net positive for performance, mainly driven by long exposure to rates in Australia, where both swap rates and yields declined over the reporting period. Short exposure to core eurozone rates detracted from performance, as euro swap rates declined over the reporting period.

»	Modest exposure to municipal bonds, including taxable Build America Bonds, added to returns as these sectors posted positive returns over the reporting period.

»

Foreign-currency exposure detracted from performance, driven by short positions in the Australian dollar and the euro, as both currencies appreciated versus the U.S. dollar over the reporting period. Short positioning in the Japanese yen partially offset the losses.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Unconstrained Bond Portfolio

Selected Per Share Data for the Period Ended:	04/30/2012—12/31/2012

Institutional Class
Net asset value beginning of period	$9.98
Net investment income (a)	0.14
Net realized/unrealized gain	0.41
Total income from investment operations	0.55
Dividends from net investment income	(0.07)
Total distributions	(0.07)
Net asset value end of period	$10.46
Total return	5.55%
Net assets end of period (000s)	$27
Ratio of expenses to average net assets	0.90	%*
Ratio of expenses to average net assets excluding interest expense	0.90	%*
Ratio of net investment income to average net assets	2.01	%*
Portfolio turnover rate	879	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Statement of Assets and Liabilities PIMCO Unconstrained Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$317,878
Investments in Affiliates, at value	8,331
Repurchase agreements, at value	1,026
Deposits with counterparty	28
Foreign currency, at value	750
Receivable for investments sold	182,087
OTC swap premiums paid	2,026
Variation margin receivable on financial derivative instruments	349
Unrealized appreciation on foreign currency contracts	635
Unrealized appreciation on OTC swap agreements	2,019
Receivable for Portfolio shares sold	374
Interest and dividends receivable	1,692
Dividends receivable from Affiliates	3
517,198

Liabilities:
Payable for investments purchased	$147,943
Payable for investments in Affiliates purchased	3
Payable for short sales	93,744
Written options outstanding	589
OTC swap premiums received	560
Variation margin payable on financial derivative instruments	23
Unrealized depreciation on foreign currency contracts	1,018
Unrealized depreciation on OTC swap agreements	1,283
Deposits from counterparty	3,217
Payable for Portfolio shares redeemed	1,014
Overdraft due to custodian	52
Accrued investment advisory fees	130
Accrued supervisory and administrative fees	65
Accrued servicing fees	32
Reimbursement to PIMCO	10
249,683

Net Assets	$267,515

Net Assets Consist of:
Paid in capital	$255,920
Undistributed net investment income	1,866
Accumulated undistributed net realized (loss)	(1,186)
Net unrealized appreciation	10,915
$267,515

Net Assets:
Institutional Class	$27
Administrative Class	267,488

Shares Issued and Outstanding:
Institutional Class	3
Administrative Class	25,564

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.46
Administrative Class	10.46

Cost of Investments	$306,086
Cost of Investments in Affiliates	$8,332
Cost of Repurchase Agreements	$1,026
Cost of Foreign Currency Held	$760
Proceeds Received on Short Sales	$93,479
Premiums Received on Written Options	$792

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Interest, net of foreign taxes*	$6,404
Dividends from Affiliate investments	27
Total Income	6,431

Expenses:
Investment advisory fees	1,304
Supervisory and administrative fees	652
Servicing fees – Administrative Class	333
Trustees’ fees	1
Interest expense	4
Miscellaneous expense	10
Total Expenses	2,304

Net Investment Income	4,127

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,455
Net realized (loss) on Affiliate investments	(6)
Net capital gain distributions received from Affiliate investments	1
Net realized (loss) on futures contracts	(766)
Net realized gain on written options	749
Net realized (loss) on swaps	(4,031)
Net realized (loss) on foreign currency transactions	(408)
Net change in unrealized appreciation on investments	12,464
Net change in unrealized (depreciation) on Affiliate investments	(2)
Net change in unrealized appreciation on futures contracts	80
Net change in unrealized (depreciation) on written options	(68)
Net change in unrealized appreciation on swaps	1,807
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(253)
Net Gain	12,022

Net Increase in Net Assets Resulting from Operations	$16,149

* Foreign tax withholdings	$1

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	9

Statements of Changes in Net Assets PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2012	Period from May 2, 2011 to December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$4,127	$2,117
Net realized (loss)	(2,001)	(143)
Net realized (loss) on Affiliate investments	(6)	(18)
Net capital gain distributions received from Affiliate investments	1	0
Net change in unrealized appreciation (depreciation)	14,030	(3,114)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(2)	1
Net increase (decrease) resulting from operations	16,149	(1,157)

Distributions to Shareholders:
From net investment income
Institutional Class	(0)^	(0)^
Administrative Class	(2,205)	(1,192)

Total Distributions	(2,205)	(1,192)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	93,317	162,603

Total Increase in Net Assets	107,261	160,254

Net Assets:
Beginning of year or period	160,254	0
End of year or period*	$267,515	$160,254

*Including undistributed net investment income of:	$1,866	$1,488

**	See note 13 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Bond Portfolio

December 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 1.3%
AWAS Aviation Capital Ltd.
4.750% due 07/16/2018		$2,972	$2,998
DaVita, Inc.
4.000% due 11/01/2019		200	202
Springleaf Financial Funding Co.
5.500% due 05/10/2017		200	199

Total Bank Loan Obligations (Cost $3,341)			3,399

CORPORATE BONDS & NOTES 10.5%

BANKING & FINANCE 7.3%
Abbey National Treasury Services PLC
3.875% due 11/10/2014		1,300	1,349
AGFC Capital Trust
6.000% due 01/15/2067		100	62
American International Group, Inc.
8.250% due 08/15/2018		1,200	1,580
Banco Bradesco S.A.
2.410% due 05/16/2014		300	302
Bank of America Corp.
7.625% due 06/01/2019		1,200	1,536
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		200	209
Ford Motor Credit Co. LLC
7.000% due 10/01/2013		600	629
Goldman Sachs Group, Inc.
5.375% due 03/15/2020		1,200	1,376
5.950% due 01/18/2018		600	699
6.150% due 04/01/2018		200	235
International Lease Finance Corp.
6.500% due 09/01/2014		800	858
LBG Capital PLC
7.588% due 05/12/2020	GBP	1,100	1,881
Lloyds TSB Bank PLC
5.800% due 01/13/2020		$1,200	1,405
Murray Street Investment Trust
4.647% due 03/09/2017		200	216
Prudential Covered Trust
2.997% due 09/30/2015		855	887
QBE Capital Funding Ltd.
7.250% due 05/24/2041		200	207
Rabobank Group
6.875% due 03/19/2020	EUR	1,000	1,474
Royal Bank of Scotland PLC
4.375% due 03/16/2016		$400	433
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		300	323
SLM Corp.
0.615% due 01/27/2014		400	396
5.000% due 04/15/2015		500	530
6.250% due 01/25/2016		200	219
Union Bank N.A.
1.261% due 06/06/2014		1,200	1,211
Vnesheconombank Via VEB Finance PLC
6.025% due 07/05/2022		600	701
6.902% due 07/09/2020		600	734

			19,452

INDUSTRIALS 2.4%
ALROSA Finance S.A.
7.750% due 11/03/2020		600	699
Altria Group, Inc.
4.750% due 05/05/2021		500	567
America Movil S.A.B. de C.V.
3.125% due 07/16/2022		600	611

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Airlines Pass-Through Trust
8.625% due 04/15/2023	$2,350	$2,438
Audatex North America, Inc.
6.750% due 06/15/2018	550	591
Barrick North America Finance LLC
4.400% due 05/30/2021	100	110
DISH DBS Corp.
5.000% due 03/15/2023	200	201
General Electric Co.
2.700% due 10/09/2022	400	408
Hewlett-Packard Co.
0.592% due 05/24/2013	300	299
Massachusetts Institute of Technology
5.600% due 07/01/2111	100	146
WMG Acquisition Corp.
6.000% due 01/15/2021	300	318

		6,388

UTILITIES 0.8%
AES Corp.
7.375% due 07/01/2021	1,100	1,227
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016	800	861

		2,088

Total Corporate Bonds & Notes (Cost $26,222)		27,928

CONVERTIBLE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%
Electronic Arts, Inc.
0.750% due 07/15/2016	1,800	1,668

Total Convertible Bonds & Notes (Cost $1,800)		1,668

MUNICIPAL BONDS & NOTES 4.4%

CALIFORNIA 1.6%
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	2,550	3,171
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	1,100	1,211

		4,382

MASSACHUSETTS 1.7%
Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031	3,900	4,493

NEW YORK 0.1%
New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2024 (b)	100	124
5.000% due 08/01/2027 (b)	100	121

		245

WASHINGTON 1.0%
Energy Northwest, Washington Revenue Bonds, Series 2012
3.403% due 07/01/2025	2,600	2,684

Total Municipal Bonds & Notes (Cost $10,713)		11,804

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 23.2%
Fannie Mae
2.500% due 01/01/2028	$9,000	$9,413
3.000% due 01/01/2028 - 02/01/2043	2,000	2,102
3.500% due 11/01/2025	192	204
4.000% due 01/01/2028 - 02/01/2043	2,000	2,143
Freddie Mac
1.582% due 10/25/2021 (a)	397	43
4.000% due 01/01/2043	5,000	5,339
4.500% due 03/01/2039 - 01/01/2043	4,207	4,519
5.500% due 06/01/2037 - 08/15/2051	1,177	1,293
Ginnie Mae
3.000% due 01/01/2043 - 02/01/2043	35,000	37,149

Total U.S. Government Agencies (Cost $62,077)		62,205

U.S. TREASURY OBLIGATIONS 44.6%
U.S. Treasury Bonds
2.750% due 11/15/2042	1,900	1,825
3.000% due 05/15/2042	500	508
3.500% due 02/15/2039	1,000	1,127
6.250% due 08/15/2023 (g)(h)	8,400	12,032
7.125% due 02/15/2023	200	301
7.250% due 08/15/2022	100	150
7.500% due 11/15/2024	400	636
U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022	5,928	6,439
0.125% due 07/15/2022	1,609	1,746
0.625% due 07/15/2021 (h)	1,129	1,283
0.750% due 02/15/2042	4,811	5,277
1.125% due 01/15/2021 (g)(h)	3,701	4,348
2.125% due 02/15/2041	1,162	1,716
U.S. Treasury Notes
0.250% due 03/31/2014	5,200	5,203
0.875% due 01/31/2017	900	912
1.000% due 06/30/2019	400	399
1.000% due 11/30/2019	5,200	5,146
1.250% due 01/31/2019	2,500	2,544
1.375% due 12/31/2018	2,100	2,154
1.375% due 02/28/2019	6,000	6,145
1.500% due 07/31/2016	2,400	2,488
1.625% due 08/15/2022	23,300	23,125
1.750% due 05/15/2022	3,200	3,225
2.000% due 11/15/2021	500	518
2.000% due 02/15/2022	600	620
2.125% due 08/15/2021 (g)(h)	20,200	21,219
2.625% due 08/15/2020	700	768
3.125% due 05/15/2019	900	1,019
3.125% due 05/15/2021	5,700	6,458

Total U.S. Treasury Obligations (Cost $117,125)		119,331

MORTGAGE-BACKED SECURITIES 10.0%
Banc of America Large Loan, Inc.
2.509% due 11/15/2015	2,655	2,657
BCAP LLC Trust
5.250% due 06/26/2036	963	862
Bear Stearns Adjustable Rate Mortgage Trust
2.885% due 01/25/2035	69	68
CBA Commercial Small Balance Commercial Mortgage
0.460% due 06/25/2038	6,033	3,590

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
6.000% due 02/25/2037		$845	$643
6.000% due 05/25/2037 ^		694	545
First Horizon Alternative Mortgage Securities
2.536% due 06/25/2034		422	419
First Horizon Mortgage Pass-Through Trust
2.425% due 11/25/2037		4,854	3,999
Granite Mortgages PLC
0.898% due 09/20/2044	GBP	435	699
Harborview Mortgage Loan Trust
0.620% due 11/19/2034		$115	86
Indymac Index Mortgage Loan Trust
0.420% due 04/25/2046		3,989	2,879
2.702% due 10/25/2034		83	82
JPMorgan Alternative Loan Trust
0.360% due 07/25/2036		372	367
RBSSP Resecuritization Trust
0.460% due 02/26/2037		1,587	1,338
RMAC Securities PLC
0.669% due 06/12/2044	GBP	2,188	3,215
Structured Asset Securities Corp.
5.500% due 09/25/2035		$940	962
Thornburg Mortgage Securities Trust
1.460% due 06/25/2037		194	161
5.750% due 06/25/2037		918	905
Wachovia Bank Commercial Mortgage Trust
0.289% due 06/15/2020		1,103	1,086
WaMu Mortgage Pass-Through Certificates
0.440% due 04/25/2045		166	156
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 01/25/2035		1,100	1,102
2.627% due 06/25/2035		822	837

Total Mortgage-Backed Securities (Cost $23,843)			26,658

ASSET-BACKED SECURITIES 14.3%
Access Group, Inc.
1.615% due 10/27/2025		797	811
Asset-Backed Funding Certificates Trust
0.370% due 01/25/2037		4,494	2,403
0.430% due 01/25/2037		3,126	1,610
Avoca CLO BV
0.743% due 09/15/2021	EUR	2,298	2,938
Bear Stearns Asset-Backed Securities Trust
0.410% due 04/25/2037		$1,100	815
1.460% due 08/25/2037		305	215
Belle Haven ABS CDO Ltd.
0.673% due 11/03/2044		395	202
0.713% due 11/03/2044		605	309
Berica ABS SRL
0.485% due 12/30/2055	EUR	2,000	2,487
Chester Asset Receivables Dealings Issuer PLC
0.713% due 04/15/2016	GBP	600	972
Citigroup Mortgage Loan Trust, Inc.
0.350% due 08/25/2036		$137	75

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates
0.340% due 06/25/2047		$572	$561
0.350% due 08/25/2037		4,000	2,493
0.360% due 04/25/2047		1,900	1,376
0.360% due 06/25/2047		3,500	2,556
0.400% due 06/25/2047		4,000	2,603
0.470% due 05/25/2036		189	183
0.490% due 09/25/2036		4,500	1,887
0.560% due 05/25/2036		400	320
5.103% due 05/25/2035		800	685
5.595% due 08/25/2035		600	504
5.884% due 07/25/2036		300	155
Credit-Based Asset Servicing and Securitization LLC
4.766% due 03/25/2037		3,367	1,751
GSAMP Trust
0.440% due 03/25/2047		2,000	789
Huntington CDO Ltd.
0.583% due 11/05/2040		801	737
Morgan Stanley ABS Capital
0.350% due 11/25/2036		295	141
Newcastle CDO Ltd.
0.650% due 12/24/2039		866	773
Penarth Master Issuer PLC
0.859% due 05/18/2015		600	602
Securitized Asset-Backed Receivables LLC
0.975% due 02/25/2034		776	699
Sierra Madre Funding Ltd.
0.593% due 09/07/2039		1,635	1,160
0.613% due 09/07/2039		3,773	2,677
SLM Student Loan Trust
2.350% due 04/15/2039		528	531
Structured Asset Investment Loan Trust
0.570% due 10/25/2035		739	695
Triaxx Prime CDO
0.470% due 10/02/2039		2,267	1,604

Total Asset-Backed Securities (Cost $34,677)			38,319

SOVEREIGN ISSUES 7.3%
Australia Government Bond
5.500% due 12/15/2013	AUD	1,400	1,493
Autonomous Community of Madrid Spain
4.200% due 09/24/2014	EUR	500	644
4.305% due 03/06/2014		300	397
Mexico Government International Bond
6.500% due 06/10/2021	MXN	4,860	408
10.000% due 12/05/2024		8,060	874
Province of Ontario
3.150% due 06/02/2022	CAD	1,400	1,457
Province of Quebec
2.750% due 08/25/2021		$2,000	2,091
3.500% due 12/01/2022	CAD	500	530
Republic of Germany
0.750% due 09/13/2013	EUR	200	265
1.750% due 06/14/2013		8,000	10,642

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Russia Government International Bond
4.500% due 04/04/2022	$800	$918

Total Sovereign Issues (Cost $19,042)		19,719

SHORT-TERM INSTRUMENTS 5.8%

COMMERCIAL PAPER 1.9%
Daimler Finance North America LLC
1.070% due 10/11/2013	2,300	2,286
1.070% due 10/15/2013	300	298
Ford Motor Credit Co. LLC
1.400% due 01/18/2013	2,400	2,398

		4,982

REPURCHASE AGREEMENTS 0.4%
Banc of America Securities LLC
0.230% due 01/02/2013	500	500
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 0.125% due 12/31/2014 valued at $511. Repurchase proceeds are $500.)
State Street Bank and Trust Co.
0.010% due 01/02/2013	526	526
(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $539. Repurchase proceeds are $526.)

		1,026

U.S. TREASURY BILLS 0.4%
0.162% due 02/21/2013 -10/17/2013 (c)(g)(h)	1,166	1,165

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 3.1%
PIMCO Short-Term Floating NAV Portfolio	832,525	8,331

Total Short-Term Instruments (Cost $15,500)		15,504

PURCHASED OPTIONS (j) 0.3%
(Cost $1,104)		700

Total Investments 122.3% (Cost $315,444)		$327,235

Written Options (k) (0.2%) (Premiums $792)		(589)

Other Assets and Liabilities (Net) (22.1%)		(59,131)

Net Assets 100.0%		$267,515

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Portfolio.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2012 was $5,900 at a weighted average interest rate of 0.007%.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(g)	Securities with an aggregate market value of $435 and cash of $22 have been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2015	100	$14
Euro-OAT France Government 10-Year Bond March Futures	Short	03/2013	121	(119)
U.S. Treasury 2-Year Note March Futures	Short	03/2013	47	(2)
U.S. Treasury 5-Year Note March Futures	Short	03/2013	132	30
U.S. Treasury 10-Year Note March Futures	Long	03/2013	120	(13)
U.S. Treasury 30-Year Bond March Futures	Short	03/2013	41	74

				$(16)

(h)	Centrally cleared swap agreements outstanding as of December 31, 2012:

Securities with an aggregate market value of $2,714 and cash of $6 have been pledged as collateral for the following open centrally cleared swaps as of December 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.HY-18 5-Year Index	(5.000%	)	06/20/2017	$941	$(17)	$(54)
CDX.HY-19 5-Year Index	(5.000%	)	12/20/2017	3,400	(19)	(25)
CDX.IG-16 5-Year Index	(1.000%	)	06/20/2016	2,000	(23)	(43)
CDX.IG-19 5-Year Index	(1.000%	)	12/20/2017	2,700	(7)	4

					$(66)	$(118)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month CAD-Bank Bill	2.000%	06/16/2016	CAD	1,800	$12	$18
Pay	3-Month CAD-Bank Bill	3.400%	12/15/2021		200	7	7
Pay	3-Month CAD-Bank Bill	3.000%	06/15/2022		200	2	2
Pay	3-Month CAD-Bank Bill	2.500%	12/18/2023		5,900	31	48
Receive	3-Month CAD-Bank Bill	2.480%	12/15/2041		200	(1)	0
Receive	3-Month CAD-Bank Bill	2.400%	03/17/2042		200	0	0
Receive	3-Month CAD-Bank Bill	2.625%	09/16/2043		2,500	18	(41)
Receive	3-Month USD-LIBOR	1.000%	06/20/2015	$	10,400	(148)	(69)
Receive	3-Month USD-LIBOR	1.500%	06/20/2017		11,800	(409)	(266)
Receive	3-Month USD-LIBOR	1.500%	01/04/2018		1,400	(3)	2
Receive	3-Month USD-LIBOR	1.750%	12/19/2022		29,500	157	(136)
Receive	3-Month USD-LIBOR	2.750%	06/20/2032		5,000	(144)	(153)
Receive	3-Month USD-LIBOR	2.500%	12/19/2042		2,400	147	17
Receive	3-Month USD-LIBOR	2.735%	12/21/2042		2,600	26	(74)
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2023	AUD	500	(16)	(2)
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2023		2,900	(30)	(11)
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023		2,000	23	15
Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023		1,600	53	48
Receive	6-Month EUR-EURIBOR	2.100%	06/18/2022	EUR	3,300	(266)	(266)
Receive	6-Month EUR-EURIBOR	1.750%	03/20/2023		7,500	(120)	(264)
Receive	6-Month EUR-EURIBOR	2.500%	03/20/2033		1,500	(103)	(85)
Receive	6-Month EUR-EURIBOR	2.500%	03/20/2043		1,000	(73)	(78)
Receive	6-Month JPY-LIBOR	1.000%	03/21/2023	JPY	680,000	(89)	(9)
Receive	6-Month JPY-LIBOR	2.000%	12/21/2041		200,000	(41)	152

						$(967)	$(1,145)

(i)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Arrow Electronics, Inc.	DUB	(1.000%	)	03/20/2017	1.106%	$	100	$0	$0	$0
AT&T, Inc.	BOA	(1.000%	)	03/20/2017	0.716%		100	(1)	(1)	0
AT&T, Inc.	MYC	(1.000%	)	12/20/2016	0.683%		100	(1)	(1)	0
BNP Paribas S.A.	DUB	(1.000%	)	03/20/2017	1.089%	EUR	200	1	9	(8)
BNP Paribas S.A.	JPM	(1.000%	)	06/20/2017	1.182%		300	3	31	(28)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
BNP Paribas S.A.	MYC	(1.000%	)	03/20/2017	1.089%	EUR	300	$1	$13	$(12)
BNP Paribas S.A.	MYC	(1.000%	)	06/20/2017	1.182%		200	2	21	(19)
Brunswick Corp.	JPM	(1.000%	)	09/20/2016	1.322%	$	3,000	35	425	(390)
Carnival Corp.	BOA	(1.000%	)	09/20/2017	0.802%		200	(2)	2	(4)
Carnival Corp.	BPS	(1.000%	)	09/20/2016	0.612%		100	(2)	0	(2)
Carnival Corp.	BPS	(1.000%	)	09/20/2017	0.802%		800	(8)	(2)	(6)
Carnival Corp.	GST	(1.000%	)	09/20/2016	0.612%		100	(1)	1	(2)
Caterpillar, Inc.	BOA	(1.000%	)	09/20/2016	0.509%		300	(6)	(2)	(4)
Costco Wholesale Corp.	BOA	(1.000%	)	03/20/2017	0.328%		400	(11)	(10)	(1)
COX Communications, Inc.	FBF	(1.000%	)	09/20/2017	0.332%		100	(3)	(2)	(1)
COX Communications, Inc.	GST	(1.000%	)	09/20/2017	0.332%		100	(3)	(2)	(1)
DDR Corp.	BOA	(1.000%	)	09/20/2017	1.510%		400	10	18	(8)
DDR Corp.	BOA	(1.000%	)	12/20/2017	1.577%		100	3	4	(1)
E.I. du Pont de Nemours & Co.	BRC	(1.000%	)	03/20/2018	0.432%		200	(6)	(6)	0
General Electric Capital Corp.	MYC	(1.000%	)	09/20/2016	0.950%		300	(1)	4	(5)
Generali Finance B.V.	CBK	(1.000%	)	09/20/2016	1.871%	EUR	100	4	9	(5)
Generali Finance B.V.	SOG	(1.000%	)	09/20/2016	1.871%		100	4	7	(3)
Goodrich Corp.	FBF	(1.000%	)	09/20/2016	0.103%	$	100	(3)	(2)	(1)
Halliburton Co.	BRC	(1.000%	)	09/20/2016	0.439%		100	(2)	(2)	0
Home Depot, Inc.	BOA	(1.000%	)	09/20/2016	0.315%		100	(3)	(2)	(1)
Home Depot, Inc.	DUB	(1.000%	)	06/20/2017	0.387%		300	(8)	(8)	0
Home Depot, Inc.	GST	(1.000%	)	12/20/2016	0.336%		100	(3)	(2)	(1)
Honeywell International, Inc.	DUB	(1.000%	)	09/20/2017	0.273%		200	(7)	(7)	0
Honeywell International, Inc.	FBF	(1.000%	)	09/20/2016	0.213%		100	(3)	(3)	0
Ingersoll-Rand Co.	FBF	(1.000%	)	09/20/2016	0.228%		100	(3)	(3)	0
Intesa Sanpaolo SpA	CBK	(1.000%	)	09/20/2021	3.004%	EUR	100	19	10	9
Kimco Realty Corp.	BOA	(1.000%	)	09/20/2017	0.968%	$	200	(1)	3	(4)
Kimco Realty Corp.	JPM	(1.000%	)	09/20/2017	0.968%		100	0	1	(1)
Kohl’s Corp.	BOA	(1.000%	)	06/20/2016	1.723%		100	3	(1)	4
Kroger Co.	BOA	(1.000%	)	12/20/2016	0.798%		300	(2)	(1)	(1)
Limited Brands, Inc.	BOA	(1.000%	)	03/20/2017	1.851%		400	14	21	(7)
Limited Brands, Inc.	DUB	(1.000%	)	03/20/2017	1.851%		100	4	6	(2)
Lockheed Martin Corp.	BPS	(1.000%	)	09/20/2017	0.679%		500	(8)	(10)	2
Lockheed Martin Corp.	CBK	(1.000%	)	06/20/2017	0.639%		100	(2)	(2)	0
Lockheed Martin Corp.	CBK	(1.000%	)	09/20/2017	0.679%		100	(2)	(2)	0
Lockheed Martin Corp.	FBF	(1.000%	)	09/20/2016	0.539%		100	(2)	(3)	1
Lockheed Martin Corp.	FBF	(1.000%	)	09/20/2017	0.679%		100	(2)	(2)	0
Lockheed Martin Corp.	JPM	(1.000%	)	06/20/2017	0.639%		300	(4)	(5)	1
Macy’s Retail Holdings, Inc.	BOA	(1.000%	)	03/20/2017	0.961%		1,500	(3)	11	(14)
Macy’s Retail Holdings, Inc.	BOA	(1.000%	)	06/20/2017	1.047%		300	0	0	0
Macy’s Retail Holdings, Inc.	FBF	(1.000%	)	12/20/2016	0.914%		100	(1)	1	(2)
Macy’s Retail Holdings, Inc.	FBF	(1.000%	)	03/20/2017	0.961%		200	0	3	(3)
Macy’s Retail Holdings, Inc.	GST	(1.000%	)	06/20/2017	1.047%		200	0	1	(1)
Marriott International, Inc.	BOA	(1.000%	)	09/20/2016	0.620%		200	(3)	3	(6)
Marriott International, Inc.	BOA	(1.000%	)	03/20/2017	0.693%		800	(10)	(3)	(7)
Marriott International, Inc.	BOA	(1.000%	)	06/20/2017	0.759%		400	(4)	(3)	(1)
Marriott International, Inc.	BOA	(1.000%	)	12/20/2017	0.869%		400	(2)	(1)	(1)
Marriott International, Inc.	GST	(1.000%	)	09/20/2016	0.620%		100	(2)	2	(4)
Marriott International, Inc.	GST	(1.000%	)	09/20/2017	0.817%		200	(2)	2	(4)
Marriott International, Inc.	UAG	(1.000%	)	03/20/2017	0.693%		200	(2)	(1)	(1)
McDonald’s Corp.	FBF	(1.000%	)	09/20/2017	0.214%		300	(12)	(11)	(1)
McDonald’s Corp.	GST	(1.000%	)	09/20/2017	0.214%		200	(7)	(7)	0
Newell Rubbermaid, Inc.	GST	(1.000%	)	09/20/2017	0.744%		100	(1)	1	(2)
Noble Corp.	FBF	(1.000%	)	03/20/2017	1.033%		100	0	0	0
Nordstrom, Inc.	BOA	(1.000%	)	12/20/2017	0.926%		300	(2)	(3)	1
Nordstrom, Inc.	BRC	(1.000%	)	12/20/2017	0.926%		200	0	(1)	1
Nordstrom, Inc.	FBF	(1.000%	)	09/20/2016	0.677%		100	(1)	0	(1)
Nordstrom, Inc.	FBF	(1.000%	)	12/20/2017	0.926%		600	(2)	(3)	1
Norfolk Southern Corp.	CBK	(1.000%	)	09/20/2017	0.311%		200	(7)	(6)	(1)
Northrop Grumman Systems Corp.	DUB	(1.000%	)	09/20/2017	0.445%		200	(5)	(5)	0
Northrop Grumman Systems Corp.	JPM	(1.000%	)	06/20/2017	0.418%		300	(7)	(9)	2
Rabobank Group	CBK	(1.000%	)	03/20/2017	0.500%	EUR	200	(6)	3	(9)
Raytheon Co.	CBK	(1.000%	)	06/20/2017	0.414%	$	200	(5)	(6)	1
Raytheon Co.	FBF	(1.000%	)	09/20/2016	0.348%		100	(2)	(3)	1
Raytheon Co.	JPM	(1.000%	)	06/20/2017	0.414%		300	(8)	(10)	2
Ryder System, Inc.	BPS	(1.000%	)	09/20/2016	0.861%		100	0	1	(1)
Ryder System, Inc.	MYC	(1.000%	)	09/20/2016	0.861%		100	0	1	(1)
Standard Chartered PLC	BOA	(1.000%	)	06/20/2017	0.748%	EUR	200	(5)	6	(11)
Standard Chartered PLC	CBK	(1.000%	)	06/20/2017	0.748%		100	(1)	4	(5)
Standard Chartered PLC	GST	(1.000%	)	06/20/2017	0.748%		100	(1)	4	(5)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Stanley Black & Decker, Inc.	GST	(1.000%	)	09/20/2017	0.733%	$	100	$(1)	$(1)	$0
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%	)	03/20/2017	0.889%		100	0	1	(1)
Starwood Hotels & Resorts Worldwide, Inc.	FBF	(1.000%	)	03/20/2017	0.889%		200	(1)	1	(2)
Starwood Hotels & Resorts Worldwide, Inc.	GST	(1.000%	)	03/20/2017	0.889%		100	0	1	(1)
Sweden Government Bond	BOA	(0.250%	)	09/20/2021	0.380%		400	4	7	(3)
Sweden Government Bond	BPS	(0.250%	)	09/20/2021	0.380%		100	1	2	(1)
Target Corp.	BOA	(1.000%	)	09/20/2016	0.284%		100	(3)	(2)	(1)
Target Corp.	BOA	(1.000%	)	03/20/2017	0.320%		900	(26)	(22)	(4)
Target Corp.	BOA	(1.000%	)	06/20/2017	0.347%		300	(9)	(9)	0
Target Corp.	BOA	(1.000%	)	09/20/2017	0.370%		500	(15)	(14)	(1)
Target Corp.	FBF	(1.000%	)	06/20/2017	0.347%		200	(6)	(6)	0
Target Corp.	JPM	(1.000%	)	09/20/2016	0.284%		200	(5)	(4)	(1)
Target Corp.	MYC	(1.000%	)	06/20/2016	0.262%		100	(2)	(2)	0
Telefonaktiebolaget LM Ericsson	BPS	(1.000%	)	09/20/2017	1.401%	EUR	100	2	3	(1)
Telefonaktiebolaget LM Ericsson	FBF	(1.000%	)	09/20/2017	1.401%		100	1	2	(1)
Union Pacific Corp.	FBF	(1.000%	)	09/20/2016	0.236%	$	100	(3)	(3)	0
Union Pacific Corp.	UAG	(1.000%	)	09/20/2017	0.304%		100	(3)	(3)	0
United Parcel Service of America, Inc.	BPS	(1.000%	)	09/20/2017	0.305%		400	(13)	(13)	0
United Parcel Service of America, Inc.	FBF	(1.000%	)	09/20/2016	0.240%		100	(3)	(3)	0
Wal-Mart Stores, Inc.	BOA	(1.000%	)	06/20/2017	0.350%		400	(12)	(13)	1
Wal-Mart Stores, Inc.	BOA	(1.000%	)	06/20/2021	0.589%		100	(3)	(2)	(1)
Wells Fargo & Co.	BOA	(1.000%	)	09/20/2016	0.577%		100	(2)	1	(3)
Wells Fargo & Co.	BOA	(1.000%	)	12/20/2016	0.614%		100	(2)	2	(4)
Wells Fargo & Co.	DUB	(1.000%	)	09/20/2016	0.577%		300	(5)	4	(9)
Wells Fargo & Co.	DUB	(1.000%	)	12/20/2016	0.614%		100	(2)	2	(4)
Wells Fargo & Co.	MYC	(1.000%	)	12/20/2016	0.614%		200	(3)	5	(8)
Whirlpool Corp.	FBF	(1.000%	)	12/20/2017	1.236%		2,500	27	51	(24)
Williams Cos., Inc.	BRC	(1.000%	)	09/20/2016	1.089%		100	0	2	(2)
Yum! Brands, Inc.	BRC	(1.000%	)	12/20/2017	0.655%		400	(7)	(8)	1

								$(189)	$454	$(643)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums (Received)	Unrealized Appreciation
China Government International Bond	CBK	1.000%	12/20/2016	0.453%	$	100	$2	$(5)	$7
Safeway, Inc.	BOA	1.000%	12/20/2022	4.101%		100	(23)	(24)	1

							$(21)	$(29)	$8

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.AAA.6-2 Index	BOA	(0.110%	)	05/25/2046	$	187	$63	$76	$(13)
ABX.HE.AAA.6-2 Index	JPM	(0.110%	)	05/25/2046		93	31	38	(7)
ABX.HE.AAA.6-2 Index	MYC	(0.110%	)	05/25/2046		93	31	38	(7)
ABX.HE.AAA.7-1 Index	BRC	(0.090%	)	08/25/2037		91	45	47	(2)
ABX.HE.AAA.7-1 Index	GST	(0.090%	)	08/25/2037		183	91	94	(3)
ABX.HE.AAA.7-1 Index	MYC	(0.090%	)	08/25/2037		275	137	142	(5)
CDX.HY-17 5-Year Index	BOA	(5.000%	)	12/20/2016		48	(2)	(1)	(1)
iTraxx Europe 9 10-Year Index 22-100%	UAG	(0.250%	)	06/20/2018	EUR	4,500	90	35	55
iTraxx Europe 9 Index	MYC	(1.750%	)	06/20/2018		2,700	(49)	78	(127)
iTraxx Europe 15 Index 9-12%	MYC	(1.000%	)	06/20/2016		900	34	123	(89)
iTraxx Europe 17 Index	BOA	(1.000%	)	06/20/2017		600	4	8	(4)
iTraxx Europe 17 Index	DUB	(1.000%	)	06/20/2017		2,500	15	28	(13)
iTraxx Europe 17 Index	JPM	(1.000%	)	06/20/2017		200	1	3	(2)
iTraxx Europe 17 Index	MYC	(1.000%	)	06/20/2017		14,200	87	183	(96)
iTraxx Europe Crossover 17 Index	DUB	(5.000%	)	06/20/2017		1,000	(46)	4	(50)
iTraxx Europe Crossover 17 Index	UAG	(5.000%	)	06/20/2017		500	(22)	(8)	(14)
iTraxx Europe Senior Financials 16 Index	MYC	(1.000%	)	12/20/2016		500	13	36	(23)
iTraxx Europe Senior Financials 17 Index	DUB	(1.000%	)	06/20/2017		400	11	20	(9)
iTraxx Japan 16 5-Year Index	BOA	(1.000%	)	12/20/2016	JPY	10,000	1	5	(4)
iTraxx Japan 16 5-Year Index	BRC	(1.000%	)	12/20/2016		10,000	1	5	(4)
iTraxx Japan 16 5-Year Index	FBF	(1.000%	)	12/20/2016		10,000	1	5	(4)
iTraxx Japan 16 5-Year Index	GST	(1.000%	)	12/20/2016		10,000	1	5	(4)

							$538	$964	$(426)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums (Received)	Unrealized Appreciation
ABX.HE.AAA.6-1 Index	FBF	0.180%	07/25/2045	$	217	$(9)	$(31)	$22
CMBX.NA.AAA.4 Index	MYC	0.350%	02/17/2051		100	(4)	(12)	8
iTraxx Europe 9 10-Year Index 22-100%	MYC	0.250%	06/20/2018	EUR	4,500	(91)	(165)	74

						$(104)	$(208)	$104

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	7.778%	01/02/2014	HUS	BRL	17,000	$60	$34	$26
Pay	1-Year BRL-CDI	7.785%	01/02/2014	MYC		22,800	82	50	32
Pay	1-Year BRL-CDI	8.250%	01/02/2014	JPM		600	4	3	1
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		2,400	52	2	50
Pay	1-Year BRL-CDI	12.555%	01/02/2014	HUS		17,300	687	3	684
Pay	1-Year BRL-CDI	8.075%	01/02/2015	HUS		5,100	21	10	11
Pay	1-Year BRL-CDI	8.430%	01/02/2015	DUB		1,400	11	9	2
Pay	1-Year BRL-CDI	8.440%	01/02/2015	BOA		5,400	42	32	10
Pay	1-Year BRL-CDI	9.930%	01/02/2015	MYC		3,600	82	2	80
Pay	1-Year BRL-CDI	9.930%	01/02/2015	UAG		3,000	69	3	66
Pay	1-Year BRL-CDI	8.415%	01/02/2017	DUB		8,700	20	0	20
Pay	1-Year BRL-CDI	8.420%	01/02/2017	BOA		4,200	9	7	2
Pay	1-Year BRL-CDI	8.485%	01/02/2017	BPS		300	1	0	1
Pay	1-Year BRL-CDI	8.640%	01/02/2017	MYC		1,600	10	12	(2)
Pay	1-Year BRL-CDI	8.860%	01/02/2017	BOA		1,800	17	14	3
Pay	1-Year BRL-CDI	9.010%	01/02/2017	JPM		4,900	54	48	6
Pay	6-Month AUD-BBR-BBSW	4.750%	12/14/2017	UAG	AUD	1,700	121	8	113
Pay	6-Month AUD-BBR-BBSW	4.750%	12/15/2017	UAG		1,700	120	12	108
Pay	6-Month AUD-BBR-BBSW	4.750%	03/15/2018	BRC		4,000	278	20	258
Pay	6-Month AUD-BBR-BBSW	4.750%	03/15/2018	FBF		3,800	264	19	245
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023	BOA		100	2	1	1
Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023	BOA		300	11	1	10
Receive	6-Month JPY-LIBOR	1.000%	12/21/2018	FBF	JPY	40,000	(17)	(5)	(12)
Receive	6-Month JPY-LIBOR	1.000%	12/21/2018	RYL		400,000	(166)	(49)	(117)
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	HUS	MXN	12,200	117	39	78
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MYC		2,800	27	10	17

							$1,978	$285	$1,693

(j)	Purchased options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.905%	03/07/2013	$	1,600	$129	$30
Put - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	3.050%	06/11/2013		2,700	48	71
Put - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	3.250%	06/18/2013		3,600	81	58
Put - OTC 30-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	2.885%	01/07/2013		5,100	229	9
Put - OTC 30-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		3,300	263	261

								$750	$429

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC CDX.HY-19 5-Year Index	BOA	Buy	99.500%	03/20/2013	$	3,500	$54	$75
Put - OTC CDX.HY-19 5-Year Index	CBK	Buy	99.500%	03/20/2013		1,900	29	41
Call - OTC CDX.IG-19 5-Year Index	BOA	Sell	1.050%	03/20/2013		5,400	18	31
Call - OTC CDX.IG-19 5-Year Index	BPS	Sell	1.050%	03/20/2013		3,000	9	17

							$110	$164

Foreign Currency Options
Description	Counterparty			Exercise Price	Expiration Date	Notional Amount			Cost	Market Value
Put - OTC AUD versus USD	JPM	$		1.021	03/14/2013		AUD	1,200	$8	$11
Put - OTC EUR versus USD	CBK			1.295	04/02/2013		EUR	1,900	64	23
Put - OTC GBP versus USD	FBF			1.570	01/15/2013		GBP	1,500	12	0
Put - OTC GBP versus USD	MSX			1.580	01/15/2013			1,600	13	0
Put - OTC GBP versus USD	CBK			1.586	03/14/2013			800	6	5
Put - OTC GBP versus USD	MSX			1.593	03/14/2013			800	5	6
Call - OTC USD versus CNY	DUB		CNY	6.533	01/08/2013	$		700	5	0
Call - OTC USD versus CNY	DUB			6.545	01/09/2013			869	6	0
Call - OTC USD versus CNY	DUB			6.548	01/09/2013			869	6	0
Call - OTC USD versus CNY	DUB			6.445	03/06/2013			850	5	0
Call - OTC USD versus CNY	HUS			6.450	03/06/2013			850	4	0
Call - OTC USD versus CNY	DUB			6.336	04/11/2013			3,400	44	8
Call - OTC USD versus CNY	JPM			6.420	09/11/2013			1,000	10	2
Call - OTC USD versus CNY	FBF			6.420	09/11/2013			1,000	10	3
Put - OTC USD versus CNY	FBF			6.420	09/11/2013			1,000	10	18
Put - OTC USD versus CNY	JPM			6.420	09/11/2013			1,000	10	18
Call - OTC USD versus CNY	DUB			6.552	10/11/2013			1,500	8	2
Call - OTC USD versus CNY	HUS			6.354	11/04/2013			1,800	18	11

									$244	$107

(k)	Written options outstanding as of December 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.400%	03/18/2013	$	700	$5	$(17)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		700	17	0
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		8,700	56	(213)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		8,700	214	(3)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.200%	03/18/2013		8,700	14	(8)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		13,900	264	(218)
Put - OTC 7-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.650%	03/18/2013		900	3	(2)
Call - OTC 30-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Receive	2.150%	01/07/2013	EUR	2,300	50	(1)
Call - OTC 30-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Receive	2.150%	01/07/2013		500	11	0
Call - OTC 30-Year Interest Rate Swap	UAG	6-Month EUR-EURIBOR	Receive	2.050%	01/07/2013		2,000	42	0

								$676	$(462)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-19 5-Year Index	BOA	Sell	1.000%	03/20/2013	$	17,500	$54	$(76)
Put - OTC CDX.IG-19 5-Year Index	BPS	Sell	1.400%	03/20/2013		8,400	31	(10)
Put - OTC CDX.IG-19 5-Year Index	CBK	Sell	1.000%	03/20/2013		9,500	31	(41)

							$116	$(127)

Transactions in written call and put options for the period ended December 31, 2012:

	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2011	$38,660	EUR	7,100	$562
Sales	171,500		11,300	1,290
Closing Buys	(120,060)		(13,600)	(961)
Expirations	0		0	0
Exercised	(12,400)		0	(99)

Balance at 12/31/2012	$77,700	EUR	4,800	$792

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

(l)	Short sales outstanding as of December 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (6)
Fannie Mae	3.000%	01/01/2043	$10,000	$10,452	$(10,481)
Fannie Mae	3.500%	01/01/2028	18,000	19,100	(19,100)
Fannie Mae	3.500%	01/01/2043	24,400	25,974	(26,021)
Ginnie Mae	3.500%	01/01/2043	9,000	9,759	(9,780)
Ginnie Mae	3.500%	02/01/2043	11,000	11,926	(11,936)
Ginnie Mae	4.000%	01/01/2043	4,000	4,363	(4,388)
U.S. Treasury Bonds	3.125%	02/15/2042	2,000	2,070	(2,108)
U.S. Treasury Bonds	3.750%	08/15/2041	3,900	4,582	(4,625)
U.S. Treasury Bonds	3.875%	08/15/2040	1,200	1,433	(1,456)
U.S. Treasury Bonds	4.625%	02/15/2040	800	1,072	(1,091)
U.S. Treasury Notes	1.000%	09/30/2016	2,700	2,748	(2,758)

				$93,479	$(93,744)

(6)	Market value includes $120 of interest payable on short sales.

(m)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	10,109	$	10,544	DUB	$68	$0	$68
01/2013		105		110	UAG	2	0	2
01/2013	EUR	4,830		6,230	BPS	0	(146)	(146)
01/2013		380		492	BRC	0	(10)	(10)
01/2013		1,154		1,482	CBK	0	(41)	(41)
01/2013		910		1,178	FBF	0	(23)	(23)
01/2013		1,872		2,385	MSC	0	(86)	(86)
01/2013		3,415		4,466	UAG	0	(42)	(42)
01/2013	GBP	6,154		9,849	GLM	0	(148)	(148)
01/2013	JPY	215,976		2,633	DUB	140	0	140
01/2013	TRY	3,456		1,878	JPM	0	(53)	(53)
01/2013	$	301	EUR	232	CBK	5	0	5
01/2013		310		237	HUS	2	0	2
01/2013		4,902	GBP	3,029	BRC	19	0	19
01/2013		5,059		3,125	DUB	18	0	18
02/2013	BRL	263	$	128	UAG	0	0	0
02/2013	GBP	3,029		4,901	BRC	0	(19)	(19)
02/2013		3,029		4,904	DUB	0	(16)	(16)
02/2013	HUF	244,370		1,096	JPM	0	(6)	(6)
02/2013	$	155	BRL	319	DUB	0	0	0
02/2013		1,819		3,755	HUS	7	0	7
02/2013		1,713	CNY	10,802	BRC	4	0	4
02/2013		1,073		6,712	HUS	0	(6)	(6)
02/2013		4,051		25,808	JPM	52	0	52
02/2013		1,500		9,510	UAG	12	0	12
03/2013	CAD	2,044	$	2,069	CBK	17	0	17
03/2013	$	270	BRL	563	MSC	3	0	3
03/2013		567		1,188	UAG	9	0	9
04/2013	MXN	8,266	$	632	JPM	0	(2)	(2)
04/2013	$	1,338	BRL	2,772	UAG	0	0	0
04/2013		1,019	MXN	13,455	HUS	13	0	13
06/2013	EUR	100	$	127	CBK	0	(5)	(5)
06/2013		3,000		3,878	JPM	0	(88)	(88)
06/2013		4,900		6,205	UAG	0	(273)	(273)
09/2013		200		248	JPM	0	(16)	(16)
10/2013		324		393	JPM	0	(36)	(36)
10/2013	$	422	EUR	324	JPM	7	0	7
04/2014		1,248	CNY	7,914	CBK	0	(2)	(2)
10/2016	JPY	120,988	$	1,710	DUB	257	0	257

						$635	$(1,018)	$(383)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(n)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Bank Loan Obligations	$0	$3,399	$0	$3,399
Corporate Bonds & Notes
Banking & Finance	0	19,243	209	19,452
Industrials	0	3,950	2,438	6,388
Utilities	0	2,088	0	2,088
Convertible Bonds & Notes
Industrials	0	1,668	0	1,668
Municipal Bonds & Notes
California	0	4,382	0	4,382
Massachusetts	0	4,493	0	4,493
New York	0	245	0	245
Washington	0	2,684	0	2,684
U.S. Government Agencies	0	61,752	453	62,205
U.S. Treasury Obligations	0	119,331	0	119,331
Mortgage-Backed Securities	0	25,796	862	26,658
Asset-Backed Securities	0	33,797	4,522	38,319
Sovereign Issues	0	19,719	0	19,719
Short-Term Instruments
Commercial Paper	0	4,982	0	4,982
Repurchase Agreements	0	1,026	0	1,026
U.S. Treasury Bills	0	1,165	0	1,165
Central Funds Used for Cash Management Purposes	8,331	0	0	8,331

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Purchased Options
Credit Contracts	$0	$164	$0	$164
Foreign Exchange Contracts	0	107	0	107
Interest Rate Contracts	0	429	0	429
	$8,331	$310,420	$8,484	$327,235

Short Sales, at value	$0	$(93,744)	$0	$(93,744)

Financial Derivative Instruments - Assets
Credit Contracts	0	198	0	198
Foreign Exchange Contracts	0	635	0	635
Interest Rate Contracts	118	2,134	0	2,252
	$118	$2,967	$0	$3,085

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(1,401)	0	(1,401)
Foreign Exchange Contracts	0	(1,018)	0	(1,018)
Interest Rate Contracts	(134)	(2,047)	0	(2,181)
	$(134)	$(4,466)	$0	$(4,600)

Totals	$8,315	$215,177	$8,484	$231,976

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (3)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$200	$0	$0	$0	$9	$0	$0	$209	$9
Industrials	0	2,436	0	(1)	0	3	0	0	2,438	3
U.S. Government Agencies	447	0	0	0	0	6	0	0	453	6
Mortgage-Backed Securities	959	0	(172)	2	23	50	0	0	862	46
Asset-Backed Securities	0	4,547	(367)	30	135	177	0	0	4,522	177
Purchased Options
Interest Rate Contracts	721	0	(565)	0	(97)	(59)	0	0	0	0

	$2,127	$7,183	$(1,104)	$31	$61	$186	$0	$0	$8,484	$241

Financial Derivative Instruments - Assets
Interest Rate Contracts	$20	$0	$0	$0	$0	$(20)	$0	$0	$0	$0

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(9)	$0	$0	$0	$0	$9	$0	$0	$0	$0

Totals	$2,138	$7,183	$(1,104)	$31	$61	$175	$0	$0	$8,484	$241

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	19

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$209	Third Party Vendor	Broker Quote	104.50
Industrials	2,438	Third Party Vendor	Broker Quote	103.75
U.S. Government Agencies	453	Benchmark Pricing	Base Price	113.00
Mortgage-Backed Securities	862	Third Party Vendor	Broker Quote	89.50
Asset-Backed Securities	4,522	Benchmark Pricing	Base Price	28.00-71.00

Total	$8,484

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$164	$0	$107	$429	$700
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	349	349
Unrealized appreciation on foreign currency contracts	0	0	0	635	0	635
Unrealized appreciation on OTC swap agreements	0	195	0	0	1,824	2,019

	$0	$359	$0	$742	$2,602	$3,703

Liabilities:
Written options outstanding	$0	$127	$0	$0	$462	$589
Variation margin payable on financial derivative instruments (2)	0	23	0	0	0	23
Unrealized depreciation on foreign currency contracts	0	0	0	1,018	0	1,018
Unrealized depreciation on OTC swap agreements	0	1,152	0	0	131	1,283

	$0	$1,302	$0	$1,018	$593	$2,913

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$(66)	$(201)	$(158)	$(877)	$(1,302)
Net realized gain (loss) on futures contracts	0	0	61	0	(827)	(766)
Net realized gain on written options	0	439	0	0	310	749
Net realized gain (loss) on swaps	43	(1,384)	0	0	(2,690)	(4,031)
Net realized (loss) on foreign currency transactions	0	0	0	(529)	0	(529)

	$43	$(1,011)	$(140)	$(687)	$(4,084)	$(5,879)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$89	$(4)	$(135)	$(228)	$(278)
Net change in unrealized appreciation on futures contracts	0	0	0	0	80	80
Net change in unrealized appreciation (depreciation) on written options	0	(102)	0	(6)	40	(68)
Net change in unrealized appreciation (depreciation) on swaps	0	(814)	0	0	2,621	1,807
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(253)	0	(253)

	$0	$(827)	$(4)	$(394)	$2,513	$1,288

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(16) and open centrally cleared swaps cumulative appreciation/(depreciation) of $(1,263) as reported in the Notes to Schedule of Investments.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2012

(p)	Collateral (Received) for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)	Net Exposures (1)
BOA	$42	$(260)	$(218)
BPS	(166)	0	(166)
BRC	302	(350)	(48)
CBK	4	0	4
DUB	250	0	250
FBF	218	(260)	(42)
GLM	(118)	0	(118)
GST	71	0	71
HUS	912	(950)	(38)
JPM	(7)	0	(7)
MSC	(83)	0	(83)
MSX	6	0	6
MYC	536	(960)	(424)
RYL	(122)	0	(122)
SOG	4	0	4
UAG	81	0	81

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Unconstrained Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective January 1, 2012, the Portfolio began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Portfolio may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative

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Notes to Financial Statements (Cont.)

instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair

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market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the

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Notes to Financial Statements (Cont.)

overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2012, the Portfolio had no unfunded loan commitments.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be

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Notes to Financial Statements (Cont.)

equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

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(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (Cont.)

market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income

ANNUAL REPORT	DECEMBER 31, 2012	31

Notes to Financial Statements (Cont.)

securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.60%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.30%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor

(“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

ANNUAL REPORT	DECEMBER 31, 2012	33

Notes to Financial Statements (Cont.)

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2012, the remaining recoverable amount to PIMCO was $23,702.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2012, the Portfolio did not engage in any purchase and sales of securities from or to certain funds.

Purchases	Sales
$0	$0

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$3,911	$14,328	$(9,900)	$(6)	$(2)	$8,331	$27	$1

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2012

gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,960,380	$1,866,387	$108,680	$73,698

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Period from 05/02/2011 to 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3	$26	0	$0
Administrative Class	13,049	132,143	16,940	168,576
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	217	2,197	122	1,200
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(4,037)	(41,049)	(727)	(7,173)
Net increase resulting from Portfolio share transactions	9,232	$93,317	16,335	$162,603

As of December 31, 2012, 3 shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 78% of the Portfolio. 3 shareholders are related parties to the portfolio and comprise 78% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal year ending in 2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2012	35

Notes to Financial Statements (Cont.)

December 31, 2012

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$2,796	$—	$11,330	$(1,880)	$—	$(651)	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Portfolio had no accumulated capital losses.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$315,545	$12,995	$(1,304)	$11,691

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$2,205	$—	$—
12/31/2011	$1,192	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Unconstrained Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Unconstrained Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the Institutional Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MSX	Morgan Stanley Capital Group, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
CAD	Canadian Dollar	HUF	Hungarian Forint	TRY	Turkish New Lira
CNY	Chinese Renminbi	JPY	Japanese Yen

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate
BABs	Build America Bonds	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	157	Trustee, PIMCO Funds and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	157	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	157	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 13-14, 2012, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2013. The Board also considered and approved for an additional one-year term through August 31, 2013, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13-14, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 6, 2012 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2012	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2011, including, but not limited to, adoption of the summary prospectus format for offering documents, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2012. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13-14, 2012 meeting.

The Board noted that, for periods ending May 31, 2012, the Administrative Class of 75%, 86% and 100% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods, respectively. The Board considered that other classes of each Portfolio would have substantially similar performance

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 89% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2012 (based on the performance of the Administrative Class). The Board also noted that nine of 12 Portfolios, representing 89% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2012, on a net-of-fees basis. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $22.2 billion as of May 31, 2012.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative

ANNUAL REPORT	DECEMBER 31, 2012	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. The

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2012	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT77AR_123112

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)

The Board of Trustees has determined that J. Michael Hagan, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Hagan is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2012	$633,830
	December 31, 2011	$615,031

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2012	$4,500
	December 31, 2011	$4,500

(c)	Fiscal Year Ended	Tax Fees(2)
	December 31, 2012	$ —
	December 31, 2011	$ —

(d)	Fiscal Year Ended	All Other Fees (3)
	December 31, 2012	$ —
	December 31, 2011	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Variable Insurance Trust (the “Trust” or “Registrant”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.
(g)		Aggregate Non-Audit Fees Billed to Entity
	Entity	December 31, 2012	December 31, 2011
	PIMCO Variable Insurance Trust	$4,500	$4,500
	Pacific Investment Management Company LLC (“PIMCO”)	$5,186,291	$3,315,990
	Allianz Global Investors Fund Management LLC	$793,275	$693,440
	Allianz Asset Management of America L.P.	$4,526,379	$3,134,831

	Totals	$10,510,445	$7,148,761

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.

Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon; Vern O. Curtis; J. Michael Hagan; Ronald C. Parker; William J. Popejoy

Item 6.	Schedule of Investments. The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date:	February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date:	February 28, 2013

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	February 27, 2013